                                CREDIT AGREEMENT


                            Dated as of July 31, 2002

                                      Among

                              ATLAS AMERICA, INC.,
                                   as Borrower


                                    AIC, INC.
                            ATLAS AMERICA, INC. (PA),
                            ATLAS ENERGY CORPORATION,
                            ATLAS ENERGY GROUP, INC.,
                           ATLAS ENERGY HOLDINGS, INC.
                               ATLAS NOBLE CORP.,
                              ATLAS RESOURCES INC.,
                                  REI-NY, INC.,
                             RESOURCE AMERICA, INC.,
                             RESOURCE ENERGY, INC.,
                          VIKING RESOURCES CORPORATION
                                  as Guarantors


                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                    as Administrative Agent and Issuing Bank

                         UNION BANK OF CALIFORNIA, N.A.
                              As Syndication Agent

                                       and

                          THE LENDERS SIGNATORY HERETO


              $75,000,000 Senior Secured Revolving Credit Facility


                            WACHOVIA SECURITIES, INC.
                                as Lead Arranger

                               TABLE OF CONTENTS
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ARTICLE I Definitions and Accounting Matters.................................................................2

     Section 1.01   Terms Defined Above......................................................................2
     Section 1.02   Certain Defined Terms....................................................................2
     Section 1.03   Accounting Terms and Determinations.....................................................15

ARTICLE II Commitments......................................................................................15

     Section 2.01   Loans and Letters of Credit.............................................................15
     Section 2.02   Borrowings, Continuations and Conversions, Letters of Credit............................16
     Section 2.03   Changes of Commitments..................................................................17
     Section 2.04   Fees....................................................................................18
     Section 2.05   Several Obligations.....................................................................18
     Section 2.06   Notes...................................................................................19
     Section 2.07   Prepayments.............................................................................19
     Section 2.08   Borrowing Base..........................................................................20
     Section 2.09   Assumption of Risks.....................................................................21
     Section 2.10   Obligation to Reimburse and to Prepay...................................................21
     Section 2.11   Lending Offices.........................................................................23

ARTICLE III Payments of Principal and Interest..............................................................23

     Section 3.01   Repayment of Loans......................................................................23
     Section 3.02   Interest................................................................................23

ARTICLE IV Payments; Pro Rata Treatment; Computations; Etc..................................................24

     Section 4.01   Payments................................................................................24
     Section 4.02   Pro Rata Treatment......................................................................24
     Section 4.03   Computations............................................................................25
     Section 4.04   Non-receipt of Funds by the Administrative Agent........................................25
     Section 4.05   Set-off, Sharing of Payments, Etc.......................................................25
     Section 4.06   Taxes...................................................................................26

ARTICLE V Capital Adequacy..................................................................................29

     Section 5.01   Additional Costs........................................................................29
     Section 5.02   Limitation on LIBOR Loans...............................................................30
     Section 5.03   Illegality..............................................................................30
     Section 5.04   Base Rate Loans Pursuant to Sections 5.01, 5.02 and 5.03................................30
     Section 5.05   Compensation............................................................................31

ARTICLE VI Conditions Precedent.............................................................................31

     Section 6.01   Initial Funding.........................................................................31
     Section 6.02   Initial and Subsequent Loans and Letters of Credit......................................33
     Section 6.03   Conditions Precedent for the Benefit of Lenders.........................................33
     Section 6.04   No Waiver...............................................................................33

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ARTICLE VII Representations and Warranties..................................................................34

     Section 7.01   Corporate Existence.....................................................................34
     Section 7.02   Financial Condition.....................................................................34
     Section 7.03   Litigation..............................................................................34
     Section 7.04   No Breach...............................................................................34
     Section 7.05   Authority...............................................................................35
     Section 7.06   Approvals...............................................................................35
     Section 7.07   Use of Loans............................................................................35
     Section 7.08   ERISA...................................................................................35
     Section 7.09   Taxes...................................................................................36
     Section 7.10   Titles, etc.............................................................................36
     Section 7.11   No Material Misstatements...............................................................37
     Section 7.12   Investment Company Act..................................................................37
     Section 7.13   Public Utility Holding Company Act......................................................37
     Section 7.14   Partnership Interests...................................................................37
     Section 7.15   Capitalization and Subsidiaries.........................................................37
     Section 7.16   Location of Business and Offices........................................................39
     Section 7.17   Defaults................................................................................38
     Section 7.18   Environmental Matters...................................................................39
     Section 7.19   Compliance with the Law.................................................................40
     Section 7.20   Insurance...............................................................................40
     Section 7.21   Hedging Agreements......................................................................40
     Section 7.22   Restriction on Liens....................................................................41
     Section 7.23   Material Agreements.....................................................................41
     Section 7.24   Gas Imbalances..........................................................................41
     Section 7.25   Relationship of Obligors................................................................41

ARTICLE VIII Affirmative Covenants..........................................................................41

     Section 8.01   Reporting Requirements..................................................................41
     Section 8.02   Litigation..............................................................................43
     Section 8.03   Maintenance, Etc........................................................................43
     Section 8.04   Environmental Matters...................................................................44
     Section 8.05   Further Assurances......................................................................45
     Section 8.06   Performance of Obligations..............................................................45
     Section 8.07   Engineering Reports.....................................................................45
     Section 8.08   Title Curative..........................................................................46
     Section 8.09   Additional Collateral...................................................................46
     Section 8.10   Corporate Identity......................................................................49
     Section 8.11   ERISA Information and Compliance........................................................49

ARTICLE IX Negative Covenants...............................................................................50

     Section 9.01   Debt....................................................................................50
     Section 9.02   Hedging Agreements......................................................................52
     Section 9.03   Liens...................................................................................52
     Section 9.04   Investments, Loans and Advances.........................................................52
     Section 9.05   Dividends, Distributions and Redemptions................................................53
     Section 9.06   Sales and Leasebacks....................................................................53
     Section 9.07   Nature of Business......................................................................53
     Section 9.08   Limitation on Leases....................................................................53
     Section 9.09   Mergers, Etc............................................................................53
     Section 9.10   Proceeds of Notes and Letters of Credit.................................................53
     Section 9.11   ERISA Compliance........................................................................54
     Section 9.12   Sale or Discount of Receivables.........................................................55


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     Section 9.13   Current Ratio...........................................................................55
     Section 9.14   Funded Debt to EBITDA...................................................................55
     Section 9.15   Tangible Net Worth......................................................................55
     Section 9.16   Parent's Consolidated Interest Coverage Ratio...........................................55
     Section 9.17   Payment on Intercompany Debt to Parent..................................................55
     Section 9.18   Sale of Oil and Gas Properties..........................................................55
     Section 9.19   Environmental Matters...................................................................55
     Section 9.20   Transactions with Affiliates............................................................56
     Section 9.21   Subsidiaries............................................................................56
     Section 9.22   Negative Pledge Agreements..............................................................56
     Section 9.23   Gas Imbalances, Take-or-Pay or Other Prepayments........................................56
     Section 9.24   Accounting Changes......................................................................56

ARTICLE X Events of Default; Remedies.......................................................................56

     Section 10.01  Events of Default.......................................................................56
     Section 10.02  Remedies................................................................................58
     Section 10.03  Assignment of Runs......................................................................58

ARTICLE XI The Administrative Agent.........................................................................60

     Section 11.01  Appointment, Powers and Immunities......................................................60
     Section 11.02  Reliance by Administrative Agent........................................................60
     Section 11.03  Defaults................................................................................60
     Section 11.04  Rights as a Lender......................................................................61
     Section 11.05  INDEMNIFICATION.........................................................................61
     Section 11.06  Non-Reliance on Administrative Agent and other Lenders..................................61
     Section 11.07  Action by Administrative Agent..........................................................61
     Section 11.08  Resignation or Removal of Age...........................................................62

ARTICLE XII Miscellaneous...................................................................................62

     Section 12.01  Waiver..................................................................................62
     Section 12.02  Notices.................................................................................62
     Section 12.03  Payment of Expenses, Indemnities, etc...................................................63
     Section 12.04  Amendments, Etc.........................................................................65
     Section 12.05  Successors and Assigns..................................................................65
     Section 12.06  Assignments and Participations..........................................................65
     Section 12.07  Invalidity..............................................................................66
     Section 12.08  Counterparts............................................................................66
     Section 12.09  References, Use of Word "Including".....................................................67
     Section 12.10  Survival................................................................................67
     Section 12.11  Captions................................................................................67
     Section 12.12  NO ORAL AGREEMENTS......................................................................67
     Section 12.13  GOVERNING LAW, SUBMISSION TO JURISDICTION...............................................67
     Section 12.14  Interest................................................................................69
     Section 12.15  Confidentiality.........................................................................69

Annex I           List of Percentage Shares, Maximum Revolving Credit Amounts

                               TABLE OF CONTENTS
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EXHIBITS
--------

Exhibit A         Form of Note
Exhibit B         Form of Borrowing, Continuation and Conversion Request
Exhibit C         Form of Compliance Certificate
Exhibit D         Security Instruments
Exhibit E         Form of Assignment Agreement
Exhibit F         Form of Letter in Lieu
Exhibit G         Form of Parent Guaranty
Exhibit H         Form of Parent Pledge


SCHEDULES

Schedule 7.03     Litigation
Schedule 7.10     Ownership Report
Schedule 7.14     Partnership Interests
Schedule 7.15     Subsidiary Interests
Schedule 7.20     Insurance
Schedule 7.21     Hedging Agreements
Schedule 7.23     Material Agreements
Schedule 7.24     Gas Imbalancing Status for Obligors and Subsidiaries
Schedule 9.01     Debt

         THIS CREDIT AGREEMENT dated as of July 31, 2002, among ATLAS AMERICA, INC., a Delaware corporation (the "Borrower"); AIC, INC., a Delaware corporation ("AIC"); ATLAS AMERICA, INC., a Pennsylvania corporation ("Atlas PA"); ATLAS ENERGY CORPORATION, an Ohio corporation ("AEC"), ATLAS ENERGY GROUP, INC., an Ohio corporation ("Atlas Energy"); ATLAS ENERGY HOLDINGS, INC., a Delaware corporation ("Atlas Holdings"), ATLAS NOBLE CORP., a Delaware corporation ("Atlas Noble"); ATLAS RESOURCES, INC., a Pennsylvania corporation ("Atlas Resources"); REI-NY, INC., a Delaware corporation ("REI"); RESOURCE AMERICA, INC., a Delaware corporation ("Parent"); RESOURCE ENERGY, INC., a Delaware corporation ("Resource Energy"); and VIKING RESOURCES CORPORATION, A Pennsylvania corporation ("Viking"), (AEC, AIC, Atlas Energy, Atlas Holdings, Atlas Noble, Atlas PA, Atlas Resources, Parent, REI, Resource Energy, Viking collectively, the "Guarantors"; the Borrower and the Guarantors collectively, the "Obligors"); each of the lenders that is a signatory hereto or which becomes a signatory hereto as provided in Section 12.06 (individually, together with its successors and assigns, a "Lender" and, collectively, the "Lenders"); WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity the "Administrative Agent"), UNION BANK OF CALIFORNIA, N.A. as Syndication Agent ("Syndication Agent"), and WACHOVIA BANK, NATIONAL ASSOCIATION, as issuing bank (in such capacity, together with its successors in such capacity, the "Issuing Bank").

                                 R E C I T A L S

         A. PNC BANK, NATIONAL ASSOCIATION as the agent, issuing bank and a lender ("PNC"), Atlas PA, Resource Energy, Viking (collectively, the "Prior Borrowers") and the lenders thereto a party (the "Prior Lenders") are parties to that certain Loan Agreement dated as of September 28, 1999, as amended (the "Prior Credit Agreement"), pursuant to which the Prior Lenders agreed to make loans to and extensions of credit to the Prior Borrowers, as evidenced by promissory notes of the Prior Borrowers in favor of the Prior Lenders issued pursuant to the Prior Credit Agreement, which notes and other indebtedness, obligations and liabilities under the Prior Credit Agreement (the "Prior Debt").

         B. The Obligors, the Prior Borrowers, the Prior Lenders and PNC as agent, on behalf of the Prior Lenders, and the Administrative Agent and others have executed that certain Assignment of Notes, Documents and Liens dated as of even date herewith ("Assignment of Notes, Documents and Liens"), pursuant to which, with the consent of the Obligors, PNC, as agent for the Prior Lenders, and the Prior Lenders have assigned to the Lenders all of their rights, titles and interests in and to the Prior Credit Agreement, the promissory notes executed thereunder and such guarantees and certain other loan documents, and assigned to the Administrative Agent for the benefit of the Lenders such security documents and the liens and security interests securing the Prior Debt.

         C. The Borrower has requested that the Administrative Agent and the Lenders amend, extend and rearrange all of the Prior Debt, restate the Prior Credit Agreement and provide certain loans to and extensions of credit on behalf of the Borrower.

         D. The Administrative Agent, Syndication Agent, and the Lenders have agreed to amend, extend and rearrange the Prior Debt, restate the Prior Credit Agreement and to make such loans and extensions of credit subject to the terms and conditions of this Agreement.

         NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements herein contained and of the loans, extensions of credit and commitments hereinafter referred to, the parties hereto agree to amend and restate the Prior Credit Agreement as follows:

                                   ARTICLE I

Definitions and Accounting Matters

         Section 1.01 Terms Defined Above. As used in this Agreement, the terms "Administrative Agent," "AEC," "AIC," "Assignment of Notes, Documents and Liens," "Atlas Energy," "Atlas Holdings," "Atlas Noble," "Atlas PA," "Atlas

Resources," "Borrower," "Guarantors," "Issuing Bank," "Lender," "Lenders," "Obligors," "Parent," "PNC," "Prior Borrowers," "Prior Credit Agreement," "Prior Debt," "Prior Lenders," "REI," "Resource Energy," "Syndication Agent," and "Viking" shall have the meanings indicated above.

         Section 1.02 Certain Defined Terms. As used herein, the following terms shall have the following meanings (all terms defined in this Article I or in other provisions of this Agreement in the singular to have equivalent meanings when used in the plural and vice versa):

         Additional Costs shall have the meaning assigned such term in Section 5.01(a).

         Adjusted LIBOR shall mean, with respect to any LIBOR Loan, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by the Administrative Agent to be equal to the quotient of (i) LIBOR for such Loan for the Interest Period for such Loan divided by (ii) 1 minus the Reserve Requirement for such Loan for such Interest Period.

         Affected Loans shall have the meaning assigned such term in Section
5.04.

         Affiliate of any Person shall mean (i) any Person directly or indirectly controlled by, controlling or under common control with such first Person, (ii) any director or officer of such first Person or of any Person referred to in clause (i) above and (iii) if any Person in clause (i) above is an individual, any member of the immediate family (including parents, spouse and children) of such individual and any trust whose principal beneficiary is such individual or one or more members of such immediate family and any Person who is controlled by any such member or trust. For purposes of this definition, any Person which owns directly or indirectly 10% or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation or 10% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to "control" (including, with its correlative meanings, "controlled by" and "under common control with") such corporation or other Person.

         Agreement shall mean this Credit Agreement, as the same may from time to time be further amended or supplemented.

         Aggregate Maximum Revolving Credit Amounts at any time shall equal the sum of the Maximum Revolving Credit Amounts of the Lenders ($75,000,000), as the same may be reduced pursuant to Section 2.03(b).

         Aggregate Revolving Credit Commitments at any time shall equal the amount calculated in accordance with Section 2.03.

         Applicable Lending Office shall mean, for each Lender and for each Type of Loan, the lending office of such Lender (or an Affiliate of such Lender) designated for such Type of Loan on the signature pages hereof or such other offices of such Lender (or of an Affiliate of such Lender) as such Lender may from time to time specify to the Administrative Agent and the Borrower as the office by which its Loans of such Type are to be made and maintained.

         Applicable Margin shall mean the applicable per annum percentage set forth at the appropriate intersection in the table shown below, based on the Borrowing Base Utilization as in effect from time to time:

---------------------------------------------------------------------------------------------
       Borrowing Base Utilization                         Applicable Margin
---------------------------------------------------------------------------------------------
                                                LIBOR Loans             Base Rate Loans
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Less than or equal to 50%                          1.75%                     0.25%
---------------------------------------------------------------------------------------------
Greater than 50%,                                  2.00%                     0.50%
but less than or equal to 75%
---------------------------------------------------------------------------------------------
Greater than 75%                                   2.25%                     0.75%
---------------------------------------------------------------------------------------------

Each change in the Applicable Margin resulting from a change in the Borrowing Base Utilization shall take effect on the day such change in the Borrowing Base Utilization occurs.

         Assignment shall have the meaning assigned such term in Section
12.06(b).

         Atlas Pipeline shall mean Atlas Pipeline Partners, L.P., a [Delaware] limited partnership.

         Base Rate shall mean, with respect to any Base Rate Loan, for any day, a rate per annum equal to the higher of (i) the Federal Funds Rate for any such day plus 1/2 of 1% or (ii) the Prime Rate for such day. Each change in any interest rate provided for herein based upon the Base Rate resulting from a change in the Base Rate shall take effect at the time of such change in the Base Rate.

         Base Rate Loans shall mean Loans that bear interest at rates based upon the Base Rate.

         Borrowing Base shall mean at any time an amount equal to the amount determined in accordance with Section 2.08.

         Borrowing Base Deficiency shall mean, and occur at any time when, the amount by which the aggregate outstanding principal amount of the Loans plus the LC Exposure exceeds the Borrowing Base, whether as the result of a redetermination, a scheduled reduction, or otherwise.

         Borrowing Base Period shall mean the period from the Closing Date until December 1, 2002, and each six-month period commencing December 1, 2002, and each June 1 and December 1 thereafter.

         Borrowing Base Utilization shall mean at any time, an amount equal to the quotient of (i) the aggregate principal amount of Loans outstanding plus LC Exposure, divided by (ii) the Borrowing Base.

         Business Day shall mean any day other than a day on which commercial banks are authorized or required to close in Texas or North Carolina and, where such term is used in the definition of "Quarterly Date" or if such day relates to a borrowing or continuation of, a payment or prepayment of principal of or interest on, or a conversion of or into, or the Interest Period for, a LIBOR Loan or a notice by the Borrower with respect to any such borrowing or continuation, payment, prepayment, conversion or Interest Period, any day which is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

         Change of Control means the occurrence of any of the following events:
(a) any Person or two or more Persons, other than the Borrower or any affiliate of the Borrower, acting as a group shall acquire beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Exchange Act, and including holding proxies to vote for the election of directors other than proxies held by the Borrower's management or their designees to be voted in favor of persons nominated by the Borrower's Board of Directors) of 33% or more of the outstanding voting securities of the Borrower, measured by voting power (including both ordinary shares and any preferred stock or other equity securities entitling the holders thereof to vote with the holders of common stock in elections for directors of the Borrower), (b) the Borrower shall fail beneficially to own, directly or indirectly, 85% of the outstanding shares of voting capital stock of AIC, Atlas Energy, Atlas Noble, Atlas PA, Atlas Resources, REI, Resource Energy, or Viking and any other Wholly Owned Subsidiary now or hereafter existing, (c) the liquidation or dissolution of the Borrower, or (d) the first day on which a majority of the Board of Directors of either the Borrower or Parent are not Continuing Directors.

         Closing Date shall mean the date upon which the conditions precedent for initial funding set forth in Section 6.01 are satisfied.

         Code shall mean the Internal Revenue Code of 1986, as amended from time to time and any successor statute.

         Commitment shall mean for any Lender, its Revolving Credit Commitment.

         Consolidated Interest Coverage Ratio shall mean the ratio of (i) EBITDA for such Person and its Consolidated Subsidiaries on a consolidated basis for the fiscal quarter ending on such date to (ii) cash interest payments made for such Person and its Consolidated Subsidiaries on a consolidated basis for such fiscal quarter.

         Consolidated Net Income shall mean with respect to such Person and its Consolidated Subsidiaries, for any period, the aggregate of the net income (or loss) of such Person and its Consolidated Subsidiaries after allowances for taxes for such period, determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded from such net income (to the extent otherwise included therein) the following: (i) the net income of any other entity in which such Person or any Consolidated Subsidiary has an interest (which interest does not cause the net income of such other entity to be consolidated with the net income of such Person and its Consolidated Subsidiaries in accordance with GAAP), except to the extent of the amount of dividends or distributions actually paid in such period by such other entity to such Person or to a Consolidated Subsidiary, as the case may be; (ii) the net income (but not loss) of any Consolidated Subsidiary to the extent that the declaration or payment of dividends or similar distributions or transfers or loans by that Consolidated Subsidiary is not at the time permitted by operation of the terms of its charter or any agreement, instrument or Governmental Requirement applicable to such Consolidated Subsidiary, or is otherwise restricted or prohibited in each case determined in accordance with GAAP; (iii) the net income (or loss) of any entity acquired in a pooling-of-interests transaction for any period prior to the date of such transaction; (iv) any (A) extraordinary gains or losses including any charges expenses or losses associated with the early extinguishment of the Existing Senior Notes, and (B) gains or losses attributable to discontinued operations, in an aggregate amount not to exceed $5,000,000 or to Property sales not in the ordinary course of business, and (C) gains and losses associated with the discontinued operations of Optiron Corporation; and (v) the cumulative effect of a change in accounting principles and any gains or losses attributable to writeups or write downs of assets.

         Consolidated Subsidiaries shall mean each Subsidiary of a Person (whether now existing or hereafter created or acquired) the financial statements of which shall be (or should have been) consolidated with the financial statements of such Person in accordance with GAAP.

         Consolidated Tangible Net Worth shall mean with respect to a Person at any time, (i) the consolidated assets of such Person and its Consolidated Subsidiaries including all items which should be classified as assets on the consolidated financial statements of such Person and its Consolidated Subsidiaries, but excluding the amount of goodwill, patents, trademarks, service marks, tradenames, copyright and organization expenses (to the extent reflected in determining consolidated assets of such Person and its Consolidated Subsidiaries) less (ii) all items which should be classified as liabilities on the consolidated financial statements of such Person and its Consolidated Subsidiaries.

         Continuing Directors means any member of the Board of Directors of the Borrower who (x) is a member of such Board of Directors as of the date of this Agreement or (y) was nominated for election or elected to such Board of Directors with the affirmative vote of two-thirds of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election.

         Cumulative Net Income Amount shall mean, as of the date of determination, an amount equal to the sum of (a) 50% of the Borrower's cumulative Consolidated Net Income during the period from April 1, 2002, to, and including, the date of determination and (b) $5,000,000.

         Debt shall mean, for any Person the sum of the following (without duplication): (i) all obligations of such Person for borrowed money or evidenced by bonds, debentures, notes or other similar instruments (including principal, interest, fees and charges); (ii) all obligations of such Person (whether contingent or otherwise) in respect of bankers' acceptances, letters of credit, surety or other bonds and similar instruments; (iii) all obligations of such Person to pay the deferred purchase price of Property or services (other than for borrowed money); (iv) all obligations under leases which shall have been, or should have been, in accordance with GAAP, recorded as capital leases in respect of which such Person is liable (whether contingent or otherwise); (v) all obligations under operating leases which require such Person or its Affiliate to make payments over the term of such lease, including payments at termination, based on the purchase price or appraisal value of the Property subject to such lease plus a marginal interest rate, and used primarily as a financing vehicle for, or to monetize, such Property; (vi) all Debt (as described in the other clauses of this definition) and other obligations of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person;

(vii) all Debt (as described in the other clauses of this definition) and other obligations of others guaranteed by such Person or in which such Person otherwise assures a creditor against loss of the debtor or obligations of others; (viii) all obligations or undertakings of such Person to maintain or cause to be maintained the financial position or covenants of others or to purchase the Debt or Property of others; (ix) obligations to deliver goods or services including Hydrocarbons in consideration of advance payments; (x) obligations to pay for goods or services whether or not such goods or services are actually received or utilized by such Person; (xi) any capital stock of such Person in which such Person has a mandatory obligation to redeem such stock;
(xii) any Debt of a Subsidiary for which such Person is liable either by agreement or because of a Governmental Requirement; (xiii) the undischarged balance of any production payment created by such Person or for the creation of which such Person directly or indirectly received payment; and (xiv) all obligations of such Person under Hedging Agreements.

         Default shall mean an Event of Default or an event which with notice or lapse of applicable grace period or both would become an Event of Default.

         Dollars and $ shall mean lawful money of the United States of America.

         EBITDA shall mean, for any period, the sum of Consolidated Net Income for such period plus the following expenses or charges to the extent deducted from Consolidated Net Income in such period: interest, taxes, depreciation, depletion and amortization.

         Engineering Reports shall have the meaning assigned such term in
Section 2.08.

         Environmental Laws shall mean any and all Governmental Requirements pertaining to health or the environment in effect in any and all jurisdictions in which any Obligor or any Subsidiary is conducting or at any time has conducted business, or where any Property of any Obligor or any Subsidiary is located, including without limitation, the Oil Pollution Act of 1990 ("OPA"), the Clean Air Act, as amended, the Comprehensive Environmental, Response, Compensation, and Liability Act of 1980 ("CERCLA"), as amended, the Federal Water Pollution Control Act, as amended, the Occupational Safety and Health Act of 1970, as amended, the Resource Conservation and Recovery Act of 1976 ("RCRA"), as amended, the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, the Hazardous Materials Transportation Act, as amended, and other environmental conservation or protection laws. The term "oil" shall have the meaning specified in OPA, the terms "hazardous substance" and "release" or "threatened release" have the meanings specified in CERCLA, and the terms "solid waste" and "disposal" or "disposed" have the meanings specified in RCRA; provided, however, that (i) in the event either OPA, CERCLA or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and (ii) to the extent the laws of the state in which any Property of any Obligor or any Subsidiary is located establish a meaning for "oil," "hazardous substance," "release," "solid waste" or "disposal" which is broader than that specified in either OPA, CERCLA or RCRA, such broader meaning shall apply.

         ERISA shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time and any successor statute.

         ERISA Affiliate shall mean each trade or business (whether or not incorporated) which together with the Borrower or any Subsidiary would be deemed to be a "single employer" within the meaning of section 4001(b)(1) of ERISA or subsections (b), (c), (m) or (o) of section 414 of the Code.

         ERISA Event shall mean (i) a "Reportable Event" described in Section 4043 of ERISA and the regulations issued thereunder, (ii) the withdrawal of the Borrower, any Subsidiary or any ERISA Affiliate from a Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, (iii) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, (iv) the institution of proceedings to terminate a Plan by the PBGC or (v) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

         Event of Default shall have the meaning assigned such term in Section 10.01.

         Excepted Liens shall mean: (i) Liens for taxes, assessments or other governmental charges or levies not yet due or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained; (ii) Liens in connection with worker's compensation, unemployment insurance or other social security, old age pension or public liability obligations not yet due or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; (iii) operators' Liens in favor of Persons other than Obligors, Subsidiaries and their Affiliates, vendors', carriers', warehousemen's, repairmen's, mechanics', workmen's, materialmen's, construction or other like Liens arising by operation of law in the ordinary course of business or incident to the exploration, development, operation and maintenance of Oil and Gas Properties or statutory landlord's liens, each of which is in respect of obligations that have not been outstanding more than 90 days or which are being contested in good faith by appropriate proceedings and for which adequate reserves have been maintained in accordance with GAAP; (iv) any Liens reserved in leases by lessors or farmout agreements by farmors for royalties and for compliance with the terms of the farmout agreements or leases in the case of leasehold estates, to the extent that any such Lien referred to in this clause does not materially impair the use of the Property covered by such Lien for the purposes for which such Property is held by any Obligor or any Subsidiary or materially impair the value of such Property subject thereto; (v) encumbrances (other than to secure the payment of borrowed money or the deferred purchase price of Property or services), easements, restrictions, servitudes, permits, conditions, covenants, exceptions or reservations in any rights of way or other Property of any Obligor or any Subsidiary for the purpose of roads, pipelines, transmission lines, transportation lines, distribution lines for the removal of gas, oil, or timber, and other like purposes, or for the joint or common use of real estate, rights of way, facilities and equipment, and defects, irregularities, zoning restrictions and deficiencies in title of any rights of way or other Property which in the aggregate do not materially impair the use of such rights of way or other Property for the purposes of which such rights of way and other Property are held by any Obligor or any Subsidiary or materially impair the value of such Property subject thereto; (vi) deposits of cash or securities to secure the performance of bids, trade contracts, leases, statutory obligations and other obligations of a like nature incurred in the ordinary course of business; and (vii) Liens permitted by the Security Instruments.

         Existing Senior Notes shall mean those certain 12% Senior Unsecured Notes due August 1, 2004, or portions thereof, existing at the time of Closing.

         Federal Funds Rate shall mean, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight federal funds transactions with a member of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such- day, provided that (i) if the date for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate charged to the Administrative Agent on such day on such transactions as determined by the Administrative Agent.

         Fee Letter shall mean that certain letter agreement from Wachovia Bank, National Association and First Union Securities, Inc. to the Borrower dated June 4, 2002, concerning certain fees in connection with this Agreement and any agreements or instruments executed in connection therewith, as the same may be amended or replaced from time to time.

         Financial Statements shall mean the financial statement or statements of the Borrower and its Consolidated Subsidiaries described or referred to in
Section 7.02.

         Funded Debt shall mean, for any Person the sum of the following (without duplication): (i) all obligations of such Person for borrowed money or evidenced by bonds, debentures, notes or other similar instruments (including principal, interest, fees and charges); (ii) all obligations of such Person (whether contingent or otherwise) in respect of bankers' acceptances, letters of credit, surety or other bonds and similar instruments; (iii) all obligations of such Person to pay the deferred purchase price of Property or services (other than for borrowed money); (iv) all obligations under leases which shall have been, or should have been, in accordance with GAAP, recorded as capital leases in respect of which such Person is liable (whether contingent or otherwise); (v) obligations to pay for goods or services whether or not such goods or services are actually received or utilized by such Person; (vi) any capital stock of such

Person in which such Person has a mandatory obligation to redeem such stock;
(vii) the undischarged balance of any production payment created by such Person or for the creation of which such Person directly or indirectly received payment; and (viii) all obligations of such Person under Hedging Agreements.

         GAAP shall mean generally accepted accounting principles in the United States of America in effect from time to time.

         Governmental Authority shall include the country, the state, county, city and political subdivisions in which any Person or such Person's Property is located or which exercises valid jurisdiction over any such Person or such Person's Property, and any court, agency, department, commission, board, bureau or instrumentality of any of them including monetary authorities which exercises valid jurisdiction over any such Person or such Person's Property. Unless otherwise specified, all references to Governmental Authority herein shall mean a Governmental Authority having jurisdiction over, where applicable, any Obligor, their Subsidiaries or any of their Property or the Administrative Agent, any Lender or any Applicable Lending Office.

         Governmental Requirement shall mean any law, statute, code, ordinance, order, determination, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization or other directive or requirement (whether or not having the force of law), including, without limitation, Environmental Laws, energy regulations and occupational, safety and health standards or controls, of any Governmental Authority.

         Guarantor shall mean each of the parties named as "Guarantors" in the opening paragraph of this Agreement and each of the parties that from time to time become a party to a Guaranty Agreement pursuant to the terms of this Agreement.

         Guaranty Agreement shall mean an agreement executed by a Guarantor in form and substance satisfactory to the Administrative Agent guarantying, unconditionally, payment of the Indebtedness, as the same may be amended, modified or supplemented from time to time.

         Hedging Agreements shall mean any commodity, interest rate or currency swap, cap, floor, collar, forward agreement or other exchange or protection agreements or any option with respect to any such transaction.

         Highest Lawful Rate means, as of a particular date, the highest non-usurious rate of interest, if any, permitted from day to day by applicable law. To the extent Texas law is applicable, the Lenders hereby notify and disclose to the Borrower that, for purposes of Texas Finance Code ss.303.001, as it may from time to time be amended, the "applicable ceiling" shall be the "weekly ceiling" from time to time in effect as limited by Texas Finance Code ss.303.009; provided, however, that to the extent permitted by applicable law, the Lender reserves the right to change the "applicable ceiling" from time to time by further notice and disclosure to the Borrower.

         Hydrocarbon Interests shall mean all rights, titles, interests and estates now or hereafter acquired in and to oil and gas leases, oil, gas and mineral leases, or other liquid or gaseous hydrocarbon leases, mineral fee interests, overriding royalty and royalty interests, net profit interests and production payment interests, including any reserved or residual interests of whatever nature.

         Hydrocarbons shall mean oil, gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and all products refined or separated therefrom.

         Indebtedness shall mean any and all amounts owing or to be owing by the Borrower or any Obligor to the Administrative Agent, the Issuing Bank and/or the Lenders or any Affiliates of Lenders in connection with the Loan Documents, any Letter of Credit Agreements, any Hedging Agreements now or hereafter arising between the Borrower or any Obligor and the Administrative Agent, the Issuing Bank, any Lender or its Affiliate and permitted by the terms of this Agreement, and all renewals, extensions and/or rearrangements of any of the foregoing.

         Indemnified Parties shall have the meaning assigned such term in
Section 12.03(a)(ii).

         Indemnity Matters shall mean any and all actions, suits, proceedings (including any investigations, litigation or inquiries), claims, demands and causes of action made or threatened against a Person and, in connection therewith, all losses, liabilities, damages (including, without limitation, consequential damages) or reasonable costs and expenses of any kind or nature whatsoever incurred by such Person whether caused by the sole or concurrent negligence of such Person seeking indemnification.

         Initial Borrowing Base shall have the meaning assigned such term in
Section 2.08(a).

         Initial Funding shall mean the funding of the initial Loans or issuance of the initial Letters of Credit upon satisfaction of the conditions set forth in Sections 6.01 and 6.02.

         Initial Reserve Report shall mean collectively the reports, copies of which have been delivered to the Administrative Agent, as described in Exhibit F.

         Intercompany Debt shall mean Funded Debt that is owed by a Wholly Owned Subsidiary to the Borrower or any other Obligor or by the Borrower or other Obligor to another Obligor, the Borrower or a Wholly Owned Subsidiary.

         Intercompany Notes shall mean the promissory notes executed to evidence the Intercompany Debt.

         Interest Period shall mean, with respect to any LIBOR Loan, the period commencing on the date such LIBOR Loan is made and ending on the numerically corresponding day in the first, second, or third calendar month thereafter, as the Borrower may select as provided in Section 2.02, except that each Interest Period which commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month. Notwithstanding the foregoing: (i) no Interest Period may end after the Revolving Credit Termination Date; (ii) no Interest Period for any LIBOR Loan may end after the due date of any installment, if any, provided for in Section 3.01 to the extent that such LIBOR Loan would need to be prepaid prior to the end of such Interest Period in order for such installment to be paid when due; (iii) each Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (or, if such next succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day); and (iv) no Interest Period shall have a duration of less than one month and, if the Interest Period for any LIBOR Loans would otherwise be for a shorter period, such Loans shall not be available hereunder.

         Issuing Bank shall have the meaning assigned to such term in the introductory paragraph to this Agreement, or any other Lender agreed to between the Borrower and the Administrative Agent to issue Letters of Credit.

         LC Commitment at any time shall mean $10,000,000.

         LC Exposure at any time shall mean the difference between (i) the aggregate face amount of all undrawn and uncancelled Letters of Credit plus (ii) the aggregate of all amounts drawn under all Letters of Credit and not yet reimbursed.

         Lender Termination Date shall have the meaning assigned to such term in
Section 5.06(c).

         Letter of Credit Agreements shall mean the written agreements with the Issuing Bank, as issuing lender for any Letter of Credit, executed in connection with the issuance by the Issuing Bank of the Letters of Credit, such agreements to be on the Issuing Bank's customary form for letters of credit of comparable amount and purpose as from time to time in effect or as otherwise agreed to by the Borrower and the Issuing Bank.

         Letters of Credit shall mean the stand-by letters of credit issued pursuant to Section 2.01(b) and all reimbursement obligations pertaining to any such letters of credit, and "Letter of Credit" shall mean any one of the Letters of Credit and the reimbursement obligations pertaining thereto.

         LIBOR shall mean the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) of interest determined on the basis of the rate for deposits in Dollars for a period equal to the applicable Interest Period commencing on the first day of such Interest Period appearing on Dow Jones Market Service Page 3750 as of 11:00 a.m. (London time) two (2) Business Days prior to the first day of the applicable Interest Period. In the event that such rate does not appear on Dow Jones Market Service Page 3750, "LIBOR" shall be determined by the Administrative Agent to be the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) at which deposits in Dollars are offered by leading reference banks in the London interbank market to the Administrative Agent at approximately 11:00 a.m. (London time) two Business Days prior to the first day of the applicable Interest Period for a period equal to such Interest Period and in an amount substantially equal to the amount of the applicable Loan.

         LIBOR Loans shall mean Loans the interest rates on which are determined on the basis of rates referred to in the definition of "Adjusted LIBOR".

         Lien shall mean any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and whether such obligation or claim is fixed or contingent, and including but not limited to (i) the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes or (ii) production payments and the like payable out of Oil and Gas Properties. The term "Lien" shall include reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting Property. For the purposes of this Agreement, each Obligor or any Subsidiary shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement, or leases under a financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person in a transaction intended to create a financing.

         Loan Documents shall mean this Agreement, the Notes, all Letters of Credit, all Letter of Credit Agreements, the Fee Letter, the Security Instruments and the Assignment of Notes and Liens.

         Loans shall mean the loans as provided for by Section 2.01(a) or any Continuations or Conversions thereof.

         Majority Lenders shall mean, at any time while no Loans are outstanding, Lenders having at least sixty-seven percent (67%) of the Aggregate Revolving Credit Commitments and, at any time while Loans are outstanding, Lenders holding at least sixty-seven percent (67%) of the outstanding aggregate principal amount of the Loans (without regard to any sale by a Lender of a participation in any Loan under Section 12.06(c)).

         Material Adverse Effect shall mean any material and adverse effect on
(i) the assets, liabilities, financial condition, business, operations or affairs of the Borrower and the Guarantors taken as a whole, or (ii) the ability of the Borrower or any Guarantor to carry out its business as at the Closing Date (excluding the dissolution or liquidation of any Guarantor pursuant to a merger to the extent permitted under Section 9.09) or meet its obligations under the Loan Documents on a timely basis, or (iii) the Administrative Agent's and the Lenders' interests in the collateral securing the Indebtedness, or the Administrative Agents' or the Lenders' ability to enforce their rights and remedies under this Agreement or any other Loan Document, at law or in equity.

         Material Agreements shall have the meaning assigned to such term in
Section 7.23.

         Maximum Revolving Credit Amount shall mean, as to each Lender, the amount set forth opposite such Lender's name on Annex I under the caption "Maximum Revolving Credit Amounts" (as the same may be reduced pursuant to Section 2.03(b) pro rata to each Lender based on its Percentage Share), as modified from time to time to reflect any assignments permitted by Section 12.06(b).

         Mortgaged Property shall mean the Property owned by the Obligors and which is subject to the Liens existing and to exist under the terms of the Security Instruments.

         Multiemployer Plan shall mean a Plan defined as such in Section 3(37) or 4001(a)(3) of ERISA.

         Notes shall mean the Notes provided for by Section 2.06, together with any and all renewals, extensions for any period, increases, rearrangements, substitutions or modifications thereof.

         Notice of Termination shall have the meaning assigned such term in
Section 5.06(a).

         Oil and Gas Properties shall mean Hydrocarbon Interests; the Properties now or hereafter pooled or unitized with Hydrocarbon Interests; all presently existing or future unitization, pooling agreements and declarations of pooled units and the units created thereby (including without limitation all units created under orders, regulations and rules of any Governmental Authority) which may affect all or any portion of the Hydrocarbon Interests; all operating agreements, contracts and other agreements which relate to any of the Hydrocarbon Interests or the production, sale, purchase, exchange or processing of Hydrocarbons from or attributable to such Hydrocarbon Interests; all Hydrocarbons in and under and which may be produced and saved or attributable to the Hydrocarbon Interests, including all oil in tanks, the lands covered thereby and all rents, issues, profits, proceeds, products, revenues and other incomes from or attributable to the Hydrocarbon Interests; all tenements, hereditaments, appurtenances and Properties in any manner appertaining, belonging, affixed or incidental to the Hydrocarbon Interests; and all Properties, rights, titles, interests and estates described or referred to above, including any and all Property, real or personal, now owned or hereinafter acquired and situated upon, used, held for use or useful in connection with the operating, working or development of any of such Hydrocarbon Interests or Property (excluding drilling rigs, automotive equipment or other personal property which may be on such premises for the purpose of drilling a well or for other similar temporary uses) and including any and all oil wells, gas wells, injection wells or other wells, buildings, structures, fuel separators, liquid extraction plants, plant compressors, pumps, pumping units, field gathering systems, tanks and tank batteries, fixtures, valves, fittings, machinery and parts, engines, boilers, meters, apparatus, equipment, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements and servitudes together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing.

         Other Taxes shall have the meaning assigned such term in Section
4.06(b).

         Ownership Report shall mean a report prepared by Borrower on a well by well basis reflecting the working and net revenue interests for each Obligor, and the gross working interest and gross revenue interests for each Partnership and such other information reasonably requested by Lender.

         Partnerships shall mean such partnerships listed on Schedule 7.14 and such other partnerships which are principally engaged in the acquisition and development of Oil and Gas Properties as may be wholly or partially owned directly or indirectly by any Obligor from time to time hereafter.

         PBGC shall mean the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions.

         Percentage Share shall mean the percentage of the Aggregate Revolving Credit Commitment to be provided by a Lender under this Agreement as indicated on Annex I hereto, as modified from time to time to reflect any assignments permitted by Section 12.06(b).

         Permitted Merger shall mean such merger or consolidation as is permitted under Section 9.09.

         Person shall mean any individual, corporation, company, voluntary association, partnership, joint venture, trust, unincorporated organization or government or any agency, instrumentality or political subdivision thereof, or any other form of entity.

         Plan shall mean any employee pension benefit plan, as defined in
Section 3(2) of ERISA, which (i) is currently or hereafter sponsored, maintained or contributed to by the Borrower, any Subsidiary or an ERISA Affiliate or (ii) was at any time during the preceding six calendar years sponsored, maintained or contributed to, by the Borrower, any Subsidiary or an ERISA Affiliate.

         Post-Default Rate shall mean, in respect of any principal of any Loan or any other amount payable by the Borrower under this Agreement or any other Loan Document, a rate per annum equal to two percent (2%) per annum above the Base Rate as in effect from time to time plus the Applicable Margin (if any), but in no event to exceed the Highest Lawful Rate.

         Prime Rate shall mean the rate of interest from time to time announced publicly by the Administrative Agent as its prime commercial lending rate. Such rate is set by the Administrative Agent as a general reference rate of interest, taking into account such factors as the Administrative Agent may deem appropriate, it being understood that many of the Administrative Agent's commercial or other loans are priced in relation to such rate, that it is not necessarily the lowest or best rate actually charged to any customer and that the Administrative Agent may make various commercial or other loans at rates of interest having no relationship to such rate.

         Principal Office shall mean the principal office of the Administrative Agent, presently located at 1001 Fannin, Suite 2255, Houston, Texas 77002-6709.

         Property shall mean any interest in any kind of property or asset, whether real, personal or mixed, moveable or immoveable, tangible or intangible.

         Quarterly Dates shall mean the first day of each January, April, July, and October in each year, the first of which shall be October 1, 2002; provided, however, that if any such day is not a Business Day, such Quarterly Date shall be the next succeeding Business Day.

         Redetermination Date shall mean the date that the redetermined Borrowing Base becomes effective subject to the notice requirements specified in
Section 2.08(b) both for scheduled redeterminations and unscheduled redeterminations.

         Regulation D shall mean Regulation D of the Board of Governors of the Federal Reserve System (or any successor), as the same may be amended or supplemented from time to time.

         Regulatory Change shall mean, with respect to any Lender, any change after the Closing Date in any Governmental Requirement (including Regulation D) or the adoption or making after such date of any interpretations, directives or requests applying to a class of lenders (including such Lender or its Applicable Lending Office) of or under any Governmental Requirement (whether or not having the force of law) by any Governmental Authority charged with the interpretation or administration thereof.

         Replacement Lender shall have the meaning assigned such term in Section 5.06(b).

         Required Payment shall have the meaning assigned such term in Section 4.04.

         Reserve Report shall mean a report, in form and substance satisfactory to the Administrative Agent, setting forth, as of each October 1 or April 1, as applicable (or such other date in the event of an unscheduled redetermination);
(i) the oil and gas reserves attributable to all of the Obligors' Oil and Gas Properties whether owned directly or indirectly by such Person and expressly including such reserves attributable to each Obligor's net ownership in the Partnerships' Oil and Gas Properties together with a projection of the rate of production and future net income, taxes, operating expenses and capital expenditures with respect thereto as of such date, based upon the pricing assumptions consistent with SEC reporting requirements at the time and (ii) such other information as the Administrative Agent may reasonably request.

         Reserve Requirement shall mean, for any Interest Period for any LIBOR Loan, the average maximum rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during such Interest Period under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding one billion Dollars against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks by reason of any Regulatory Change against (i) any category of liabilities which includes deposits by reference to which LIBOR is to be determined as provided in the definition of "LIBOR" or (ii) any category of extensions of credit or other assets which include a LIBOR Loan.

         Responsible Officer shall mean, as to any Person, the Chief Executive Officer, the President or any Vice President of such Person and, with respect to financial matters, the term "Responsible Officer" shall include the Chief Financial Officer of such Person. Unless otherwise specified, all references to a Responsible Officer herein shall mean a Responsible Officer of the Borrower.

         Revolving Credit Commitment shall mean, for any Lender, its obligation to make Loans and participate in the issuance of Letters of Credit as provided in Section 2.01(b) up to the lesser of (i) such Lender's Maximum Revolving Credit Amount and (ii) such Lender's Percentage Share of the then effective Borrowing Base.

         Revolving Credit Termination Date shall mean the earlier to occur of
(i) the third anniversary date of the Closing Date, (ii) the date that the Commitments are terminated pursuant to Section 10.02, and (iii) the date that the Commitments are fully terminated pursuant to Section 2.03(b).

         Scheduled Redetermination Date shall have the meaning assigned such term in Section 2.08(b).

         SEC shall mean the Securities and Exchange Commission or any successor Governmental Authority.

         Security Instruments shall mean the agreements or instruments described or referred to in Exhibit D, and any and all other agreements or instruments now or hereafter executed and delivered by the Obligors or any other Person (other than participation or similar agreements between any Lender and any other lender or creditor with respect to any Indebtedness pursuant to this Agreement) in connection with, or as security for the payment or performance of, the Notes, the Guarantees, the Hedge Agreements, this Agreement, or reimbursement obligations under the Letters of Credit, as such agreements may be amended, supplemented or restated from time to time.

         Senior Notes shall mean the Senior Unsecured Notes, to be issued by Parent pursuant to the Senior Notes Offering.

         Senior Notes Guaranty means that guaranty executed by Borrower and certain Guarantors other than Parent as described in the Senior Notes Offering executed on or about the issuance date of the Senior Notes and guaranteeing repayment of the Senior Notes.

         Senior Notes Offering shall mean the public offering memorandum of "Senior Notes" to be described in an Offering Memorandum to be issued by Parent under terms and conditions substantially similar to the June 24, 2002, draft of Preliminary Offering Memorandum for Resource America, Inc.'s Senior Notes due 2012.

         Special Entity shall mean any joint venture, limited liability company or partnership, general or limited partnership or any other type of partnership or company other than a corporation in which the Borrower or one or more of its other Subsidiaries is a member, owner, partner or joint venturer and owns, directly or indirectly, at least a majority of the equity of such entity or controls such entity, but excluding any tax partnerships that are not classified as partnerships under state law. For purposes of this definition, any Person which owns directly or indirectly an equity investment in another Person which allows the first Person to manage or elect managers who manage the normal activities of such second Person will be deemed to "control" such second Person (e.g. a sole general partner controls a limited partnership).

         Subsidiary shall mean (i) any corporation of which at least a majority of the outstanding shares of stock having by the terms thereof ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by the Borrower or one or more of its Subsidiaries or by the Borrower and one or more of its Subsidiaries and (ii) any Special Entity.

         Subsidiary Obligors means Obligors other than Parent.

         Taxes shall have the meaning assigned such term in Section 4.06(a).

         Terminated Lender shall have the meaning assigned such term in Section 5.06(a).

         Transfer shall mean any sale, assignment, farm-out, conveyance or other transfer of any Oil and Gas Property, or any interest in any Oil and Gas Property (including, without limitation, any working interest, overriding royalty interest, production payments, net profits interest, royalty interest, or mineral fee interest) of any Obligor, except for (i) the sale of Hydrocarbons in the ordinary course of business on a current basis, or (ii) the sale or transfer of equipment in the ordinary course of business that is no longer necessary for the business of any Obligor or is contemporaneously replaced by equipment of at least comparable value and use.

         Type shall mean, with respect to any Loan, a Base Rate Loan or a LIBOR Loan.

         Wholly Owned Subsidiary shall mean a Subsidiary for which all of the outstanding shares of stock or other equity of such entity is owned directly or indirectly by Borrower.

         Section 1.03 Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all financial statements and certificates and reports as to financial matters required to be furnished to the Administrative Agent or the Lenders hereunder shall be prepared, in accordance with GAAP, applied on a basis consistent with the audited financial statements of the Borrower referred to in Section 7.02 (except for changes concurred with by the Borrower's independent public accountants).

                                   ARTICLE II

                                   Commitments

         Section 2.01 Loans and Letters of Credit.

                  (a) Loans. Each Lender severally agrees, on the terms and conditions of this Agreement, to make loans to the Borrower during the period from and including (i) the Closing Date or (ii) such later date that such Lender becomes a party to this Agreement as provided in
         Section 12.06(b), to and up to, but excluding, the Revolving Credit Termination Date in an aggregate principal amount at any one time outstanding up to, but not exceeding, the amount of such Lender's Revolving Credit Commitment as then in effect; provided, however, that the aggregate principal amount of all such Loans by all Lenders hereunder at any one time outstanding together with the LC Exposure shall not exceed the greater of (i) the Borrowing Base and (ii) the Aggregate Revolving Credit Commitments. Subject to the terms of this Agreement, during the period from the Closing Date to and up to, but excluding, the Revolving Credit Termination Date, the Borrower may borrow, repay and reborrow the amount described in this Section 2.01(a).

                  (b) Letters of Credit. During the period from and including the Closing Date to, but excluding, five (5) Business Days prior to the Revolving Credit Termination Date, the Issuing Bank, as issuing bank for the Lenders, agrees to extend credit for the account of any Obligor other than Parent at any time and from time to time by issuing, renewing, extending or reissuing Letters of Credit; provided however, the LC Exposure at any one time outstanding shall not exceed the lesser of (i) the LC Commitment or (ii) the Aggregate Revolving Credit Commitments, as then in effect, minus the aggregate principal amount of all Loans then outstanding. The Lenders shall participate in such Letters of Credit according to their respective Percentage Shares. Each of the Letters of Credit shall (i) be issued by the Issuing Bank, (ii) contain such terms and provisions as are reasonably required by the Issuing Bank, (iii) be for the account of such Obligor other than Parent, and (iv) expire not later than the earlier of (A) twelve months from the date of issuance of such Letter of Credit and (B) five (5) Business Days before the Revolving Credit Termination Date.

                  (c) Limitation on Types of Loans. Subject to the other terms and provisions of this Agreement, at the option of the Borrower, the Loans may be Base Rate Loans or LIBOR Loans; provided that, without the prior written consent of the Majority Lenders, no more than five LIBOR Loans may be outstanding at any time.

         Section 2.02 Borrowings, Continuations and Conversions, Letters of Credit.

                  (a) Borrowings. The Borrower shall give the Administrative Agent (which shall promptly notify the Lenders) advance notice as hereinafter provided of each borrowing hereunder, which shall specify
         (i) the aggregate amount of such borrowing, (ii) the Type and (iii) the date (which shall be a Business Day) of the Loans to be borrowed, and
         (iv) (in the case of LIBOR Loans) the duration of the Interest Period therefor.

                  (b) Minimum Amounts. If a borrowing consists in whole or in part of LIBOR Loans, such LIBOR Loans shall be in amounts of at least $500,000 or any whole multiple of $250,000 in excess thereof. If a borrowing consists in whole or in part of Base Rate Loans, such Base Rate Loans shall be in amounts of at least $500,000 or integral multiples of $250,000 in excess thereof.

                  (c) Notices. All borrowings, continuations and conversions shall require advance written notice to the Administrative Agent (which shall promptly notify the Lenders) in the form of Exhibit B (or telephonic notice promptly confirmed by such a written notice), which in each case shall be irrevocable, from the Borrower to be received by the Administrative Agent not later than 12:00 p.m. Charlotte, North Carolina time at least one Business Day prior to the date of each Base Rate Loan borrowing and three Business Days prior to the date of each LIBOR Loan borrowing, continuation or conversion. Without in any way limiting the Borrower's obligation to confirm in writing any telephonic notice, the Administrative Agent may act without liability upon the basis of telephonic notice believed by the Administrative Agent in good faith to be from the Borrower prior to receipt of written confirmation. In each such case, the Borrower hereby waives the right to dispute the Administrative Agent's record of the terms of such telephonic notice except in the case of gross negligence or willful misconduct by the Administrative Agent.

                  (d) Continuation Options. Subject to the provisions made in this Section 2.02(d), the Borrower may elect to continue all or any part of any LIBOR Loan beyond the expiration of the then current Interest Period relating thereto by giving advance notice as provided in Section 2.02(c) to the Administrative Agent (which shall promptly notify the Lenders) of such election, specifying the amount of such Loan to be continued and the Interest Period therefor. In the absence of such a timely and proper election, the Borrower shall be deemed to have elected to convert such LIBOR Loan to a Base Rate Loan pursuant to
         Section 2.02(e). All or any part of any LIBOR Loan may be continued as provided herein, provided that (i) any continuation of any such Loan shall be (as to each Loan as continued for an applicable Interest Period) in amounts of at least $500,000 or any whole multiple of $250,000 in excess thereof and (ii) no Default shall have occurred and be continuing. If a Default shall have occurred and be continuing, each LIBOR Loan shall be converted to a Base Rate Loan on the last day of the Interest Period applicable thereto.

                  (e) Conversion Options. The Borrower may elect to convert all or any part of any LIBOR Loan on the last day of the then current Interest Period relating thereto to a Base Rate Loan by giving advance notice to the Administrative Agent (which shall promptly notify the Lenders) of such election. Subject to the provisions made in this
         Section 2.02(e), the Borrower may elect to convert all or any part of any Base Rate Loan at any time and from time to time to a LIBOR Loan by giving advance notice as provided in Section 2.02(c) to the Administrative Agent (which shall promptly notify the Lenders) of such election. All or any part of any outstanding Loan may be converted as provided herein, provided that (i) any conversion of any Base Rate Loan into a LIBOR Loan shall be (as to each such Loan into which there is a conversion for an applicable Interest Period) in amounts of at least $500,000 or any whole multiple of $250,000 in excess thereof and (ii) no Default shall have occurred and be continuing. If a Default shall have occurred and be continuing, no Base Rate Loan may be converted into a LIBOR Loan.

                  (f) Advances. Not later than 12:00 p.m. Charlotte, North Carolina time on the date specified for each the borrowing hereunder, each Lender shall make available the amount of the Loan to be made by it on such date to the Administrative Agent, to an account which the Administrative Agent shall specify, in immediately available funds, for the account of the Borrower. The amounts so received by the Administrative Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower by depositing the same, in immediately available funds, in an account of the Borrower, designated by the Borrower and maintained at the Principal Office.

                  (g) Letters of Credit. The Borrower shall give the Issuing Bank (which shall promptly notify the Lenders of such request and their Percentage Share of such Letter of Credit) advance notice to be received by the Issuing Bank not later than 12:00 p.m. Charlotte, North Carolina time not less than three Business Days prior thereto of each request for the issuance, and at least ten Business Days prior to the date of the renewal or extension, of a Letter of Credit hereunder which request shall specify (i) the amount of such Letter of Credit, (ii) the date (which shall be a Business Day) such Letter of Credit is to be issued, renewed or extended, (iii) the duration thereof, (iv) the name and address of the beneficiary thereof, and (v) such other information as the Issuing Bank may reasonably request, all of which shall be reasonably satisfactory to the Issuing Bank. Subject to the terms and conditions of this Agreement, on the date specified for the issuance, renewal or extension of a Letter of Credit, the Administrative Agent shall issue, renew or extend such Letter of Credit to the beneficiary thereof.

         In conjunction with the issuance of each Letter of Credit, the Borrower shall execute a Letter of Credit Agreement. In the event of any conflict between any provision of a Letter of Credit Agreement and this Agreement, the Borrower, the Issuing Bank, the Administrative Agent and the Lenders hereby agree that the provisions of this Agreement shall govern.

         The Issuing Bank will send to the Borrower and each Lender, immediately upon issuance of any Letter of Credit, or an amendment thereto, a true and complete copy of such Letter of Credit, or such amendment thereto.

         Section 2.03 Changes of Commitments.

                  (a) The Aggregate Revolving Credit Commitments shall at all times be equal to the lesser of (i) the Aggregate Maximum Revolving Credit Amounts after adjustments resulting from reductions pursuant to
         Section 2.03(b) or (ii) the then effective Borrowing Base as determined from time to time.

                  (b) The Borrower shall have the right to terminate or to reduce the amount of the Aggregate Maximum Revolving Credit Amounts at any time, or from time to time, upon not less than thirty (30) days' prior notice to the Administrative Agent (who shall promptly notify the Lenders) of each such termination or reduction, which notice shall specify the effective date thereof and the amount of any such reduction (which shall not be less than $1,000,000 or any whole multiple of $1,000,000 in excess thereof; and no more than an amount by which the Aggregate Maximum Revolving Credit Amounts would be less than the aggregate outstanding principal amount of the Loans plus the LC Exposure) and shall be irrevocable and effective only upon receipt by the Administrative Agent.

                  (c) The Aggregate Maximum Revolving Credit Amounts once terminated or reduced may not be reinstated.

         Section 2.04 Fees.

                  (a) Commitment Fee. The Borrower shall pay to the Administrative Agent for the account of each Lender a commitment fee on the daily average unused amount of the Borrowing Base for each Borrowing Base Period up to, but excluding, the earlier of the date the Aggregate Revolving Credit Commitments are terminated or the Revolving Credit Termination Date at a rate per annum equal to 1/2 of 1%. Accrued commitment fees shall be payable quarterly in arrears on each Quarterly Date and on the earlier of the date the Aggregate Revolving Credit Commitments are terminated or the Revolving Credit Termination Date.

                  (b) Increase in Borrowing Base. The Borrower shall pay to the Administrative Agent, as a fee for the ratable account of the Lenders
         (i) a fee equal to three-eighths of one percent (0.375%) of the Initial Borrowing Base and (ii) a fee equal to three-eighths of one percent (0.375%) of each marginal increase in the then current Borrowing Base. Any fee arising under this Section 2.04(b) is to be paid upon the Closing Date in the case of clause (i) and upon the effective date of the related Borrowing Base increase in the case of clause (ii).

                  (c) Letter of Credit Fees.

                           (i) The Borrower agrees to pay the Administrative
                  Agent, for the account of each Lender, commissions for issuing the Letters of Credit on the daily average outstanding of the maximum liability of the Issuing Bank existing from time to time under such Letter of Credit (calculated separately for each Letter of Credit) at the rate per annum equal to the Applicable Margin in effect from time to time for LIBOR Loans, provided that each Letter of Credit shall bear a minimum commission of $500 and further provided, during any period commencing on the date of an Event of Default until the same is paid in full or all Events of Default are cured and waived, equal to the Post-Default Rate. Each Letter of Credit shall be deemed to be outstanding up to the full face amount of the Letter of Credit until the Issuing Bank has received the canceled Letter of Credit or a written cancellation of the Letter of Credit from the beneficiary of such Letter of Credit in form and substance acceptable to the Issuing Bank, or for any reductions in the amount of the Letter of Credit (other than from a drawing), written notification from the beneficiary of such Letter of Credit. Such commissions are payable in advance at issuance of the Letter of Credit for the first year thereof and thereafter, quarterly in arrears on each Quarterly Date and upon cancellation or expiration of each such Letter of Credit.

                           (ii) The Borrower agrees to pay the Administrative
                  Agent, for the account of the Issuing Bank, commissions for issuing the Letters of Credit (calculated separately for each Letter of Credit) equal to 0.125% of the face amount of each Letter of Credit, payable upon issuance of such Letter of Credit.

                  (d) Fee Letter. The Borrower shall pay to Administrative Agent for its account such other fees as are set forth in the Fee Letter on the dates specified therein to the extent not paid prior to the Closing Date.

         Section 2.05 Several Obligations. The failure of any Lender to make any Loan to be made by it or to provide funds for disbursements or reimbursements under Letters of Credit on the date specified therefor shall not relieve any other Lender of its obligation to make its Loan or provide funds on such date, but no Lender shall be responsible for the failure of any other Lender to make a Loan to be made by such other Lender or to provide funds to be provided by such other Lender.

         Section 2.06 Notes. The Loans made by each Lender shall be evidenced by a single promissory note of the Borrower in substantially the form of Exhibit A dated (i) the Closing Date or (ii) the effective date of an Assignment pursuant to Section 12.06(b), payable to the order of such Lender in a principal amount equal to its Maximum Revolving Credit Amount as originally in effect and otherwise duly completed and such substitute Notes as required by Section 12.06(b). The date, amount, Type, interest rate and Interest Period of each Loan made by each Lender, and all payments made on account of the principal thereof, shall be recorded by such Lender on its books for its Note, and, prior to any transfer may be endorsed by such Lender on the schedule attached to such Note or any continuation thereof or on any separate record maintained by such Lender. Failure to make any such notation or to attach a schedule shall not affect any Lender's or the Borrower's rights or obligations in respect of such Loans or affect the validity of such transfer by any Lender of its Note.

         Section 2.07 Prepayments.

                  (a) Voluntary Prepayments. The Borrower may prepay the Base Rate Loans upon not less than one (1) Business Day's prior notice to the Administrative Agent (which shall promptly notify the Lenders), which notice shall specify the prepayment date (which shall be a Business Day) and the amount of the prepayment (which shall be at least

         $100,000 or the remaining aggregate principal balance outstanding on the Notes) and shall be irrevocable and effective only upon receipt by the Administrative Agent, provided that interest on the principal prepaid, accrued to the prepayment date, shall be paid on the prepayment date. The Borrower may prepay LIBOR Loans on the same conditions as for Base Rate Loans (except that prior notice to the Administrative Agent shall be not less than three (3) Business Days for LIBOR Loans) and in addition such prepayments of LIBOR Loans shall be subject to the terms of Section 5.05 and shall be in an amount equal to all of the LIBOR Loans for the Interest Period prepaid. In the event of a voluntary prepayment pursuant to this Section 2.07(a), Borrower shall be entitled to reborrow such amounts pursuant to Section 2.01.

                  (b) Mandatory Prepayments. If a Borrowing Base Deficiency results from the redetermination of the Borrowing Base pursuant to
         Section 2.08(b) or (d), then the Borrower shall, within thirty (30) days notify Administrative Agent of Borrower's election to, (i) prepay the Loans in two equal installments equal to one half of the aggregate principal amount sufficient to eliminate such Borrowing Base Deficiency, together with interest on the principal amount paid accrued to the date of each such prepayment due ninety (90) days and one hundred and eighty (180) days from the date of such redetermination,
         (ii) pledge, or cause any Subsidiary to pledge, additional unencumbered collateral of sufficient value and character (as determined by the Administrative Agent and the Lenders in their sole discretion) that when added to the existing collateral shall cause the Borrowing Base to equal or exceed the aggregate outstanding Loans plus the LC Exposure, or (iii) any combination of (i) and (ii) satisfactory to the Administrative Agent and the Lenders. If, because of LC Exposure, a Borrowing Base Deficiency remains after prepaying all of the Loans, the Borrower shall pay to the Administrative Agent on behalf of the Lenders an amount equal to such remaining Borrowing Base Deficiency to be held as cash collateral as provided in Section 2.10(b).

                  (c) Generally. Prepayments permitted or required under this
         Section 2.07 shall be without premium or penalty, except as required under Section 5.05 for prepayment of LIBOR Loans. Any prepayments on the Loans may be reborrowed subject to the then effective Aggregate Revolving Credit Commitments.

         Section 2.08 Borrowing Base.

                  (a) The Borrowing Base shall be determined in accordance with
         Section 2.08(b) by the Administrative Agent with the concurrence of the Lenders and is subject to redetermination in accordance with Section 2.08(d). Upon any redetermination of the Borrowing Base, such redetermination shall remain in effect until the next Redetermination Date. So long as any of the Commitments are in effect or any LC Exposure or Loans are outstanding hereunder, this facility shall be governed by the then effective Borrowing Base. During the period from and after the Closing Date until the first redetermination pursuant to
         Section 2.08 or adjusted pursuant to Section 8.07(b), the amount of the Borrowing Base shall be $45,000,000 (the "Initial Borrowing Base").

                  (b) Upon receipt of the reports required by Section 8.07 and such other reports, data and supplemental information as may from time to time be reasonably requested by the Administrative Agent (the "Engineering Reports"), the Borrowing Base shall be redetermined for each Borrowing Base Period and each such redetermination shall be effective as of the date set forth in such notice of redetermination delivered by the Administrative Agent to Borrower (the "Scheduled Redetermination Date"). The Borrowing Base shall be determined based upon the loan collateral value assigned to the Mortgaged Properties and such other credit factors (including without limitation the assets, liabilities, cash flow, business, properties, prospects, management and ownership of the Borrower and its Subsidiaries) which the Lenders deem significant. The Lenders' determination of the Borrowing Base shall be in their sole discretion and shall not be subject to review or challenge. Upon each redetermination of the Borrowing Base, the Administrative Agent shall recommend to the Lenders a new Borrowing Base and the Lenders in accordance with their customary policies and procedures for extending credit to oil and gas reserve-based customers shall establish the redetermined Borrowing Base by unanimous agreement in the event of any increase in the Borrowing Base and by agreement of at least the Majority Lenders in the event of any redetermination to maintain or reduce the Borrowing Base. If the Borrower does not furnish the Engineering Reports by the date required, the Lenders may nonetheless determine a new Borrowing Base. It is expressly understood that the Lenders shall have no obligation to determine the Borrowing Base at any particular amount, either in relation to the Maximum Revolving Credit Amount or otherwise.

                  (c) The Borrower shall have the right to reduce the amount of the Borrowing Base upon not less than thirty (30) days' prior written notice to the Administrative Agent (who shall promptly notify the Lenders) of the reduction, which shall specify the effective date thereof and the amount of such reduction (which shall not be less than $1,000,000 or any whole multiple of $1,000,000 in excess thereof, no more than an amount which would cause a Borrowing Base Deficiency) and shall be irrevocable and effective only upon receipt by the Administrative Agent. The Borrowing Base once reduced at Borrower's election may not be reinstated by Borrower, nor shall Lenders be obligated to determine the Borrowing Base at any particular amount, either in relation to the Borrowing Base prior or subsequent to any such optional reduction by Borrower.

                  (d) In addition to "Scheduled Borrowing Base Determinations" pursuant to Section 2.08(b), the Borrower and the Majority Lenders may each request one (1) additional redetermination of the Borrowing Base during each Borrowing Base Period. In the event the Borrower or Majority Lenders request a "Special Borrowing Base Determination" pursuant to this Section 2.08(d), the Borrower shall deliver written notice of such request to the Administrative Agent which shall include:
         (i) Engineering Report(s) prepared as of a date not more than thirty
         (30) calendar days prior to the date of such request, and (ii) such other information as Administrative Agent and the Lenders shall request prepared as of a date not more than thirty (30) calendar days prior to the date of such request. Likewise, in the event the Lenders exercise their option for a Special Borrowing Base Determination, the Administrative Agent shall give the Borrower notice of the redetermined Borrowing Base which shall state the effective date of the redetermination.

         Section 2.09 Assumption of Risks. The Borrower assumes all risks of the acts or omissions of any beneficiary of any Letter of Credit or any transferee thereof with respect to its use of such Letter of Credit. Neither the Issuing Bank (except in the case of gross negligence or willful misconduct on the part of the Issuing Bank or any of its employees), its correspondents nor any Lender shall be responsible for the validity, sufficiency or genuineness of certificates or other documents or any endorsements thereon, even if such certificates or other documents should in fact prove to be invalid, insufficient, fraudulent or forged; for errors, omissions, interruptions or delays in transmissions or delivery of any messages by mail, telex, or otherwise, whether or not they be in code; for errors in translation or for errors in interpretation of technical terms; the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; the failure of any beneficiary or any transferee of any Letter of Credit to comply fully with conditions required in order to draw upon any Letter of Credit; or for any other consequences arising from causes beyond the Issuing Bank's control or the control of the Issuing Bank's correspondents. In addition, neither the Issuing Bank, the Administrative Agent nor any Lender shall be responsible for any error, neglect, or default of any of the Issuing Bank's correspondents; and none of the above shall affect, impair or prevent the vesting of any of the Issuing Bank's, the Administrative Agent's or any Lender's rights or powers hereunder or under the Letter of Credit Agreements, all of which rights shall be cumulative. The Issuing Bank and its correspondents may accept certificates or other documents that appear on their face to be in order, without responsibility for further investigation of any matter contained therein regardless of any notice or information to the contrary. In furtherance and not in limitation of the foregoing provisions, the Borrower agrees that any action, inaction or omission taken or not taken by the Issuing Bank or by any correspondent for the Issuing Bank in good faith in connection with any Letter of Credit, or any related drafts, certificates, documents or instruments, shall be binding on the Borrower and shall not put the Issuing Bank or its correspondents under any resulting liability to the Borrower.

         Section 2.10 Obligation to Reimburse and to Prepay.

                  (a) If a disbursement by the Issuing Bank is made under any Letter of Credit, the Borrower shall pay to the Administrative Agent within two (2) Business Days after notice of any such disbursement is received by the Borrower, the amount of each such disbursement made by the Issuing Bank under the Letter of Credit (if such payment is not sooner effected as may be required under this Section 2.10 or under other provisions of the Letter of Credit), together with interest on the amount disbursed from and including the date of disbursement until payment in full of such disbursed amount at a varying rate per annum equal to (i) the then applicable interest rate for Base Rate Loans through the second Business Day after notice of such disbursement is received by the Borrower and (ii) thereafter, the Post-Default Rate for Base Rate Loans (but in no event to exceed the Highest Lawful Rate) for the period from and including the third Business Day following the date of such disbursement to and including the date of repayment in full of such disbursed amount. The obligations of the Borrower under this Agreement with respect to each Letter of Credit shall be absolute, unconditional and irrevocable and shall be paid or performed strictly in accordance with the terms of this Agreement under all circumstances whatsoever, including, without limitation, but only to the fullest extent permitted by applicable law, the following circumstances: (i) any lack of validity or enforceability of this Agreement, any Letter of Credit or any of the Security Instruments; (ii) any amendment or waiver of (including any default), or any consent to departure from this Agreement (except to the extent permitted by any amendment or waiver), any Letter of Credit or any of the Security Instruments; (iii) the existence of any claim, set-off, defense or other rights which the Borrower may have at any time against the beneficiary of any Letter of Credit or any transferee of any Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), the Issuing Bank, the Administrative Agent, any Lender or any other Person, whether in connection with this Agreement, any Letter of Credit, the Security Instruments, the transactions contemplated hereby or any unrelated transaction; (iv) any statement, certificate, draft, notice or any other document presented under any Letter of Credit proves to have been forged, fraudulent, insufficient or invalid in any respect or any statement therein proves to have been untrue or inaccurate in any respect whatsoever; (v) payment by the Issuing Bank under any Letter of Credit against presentation of a draft certificate which appears on its face to comply, but does not comply, with the terms of such Letter of Credit; and (vi) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

         Notwithstanding anything in this Agreement to the contrary, the Borrower will not be liable for payment or performance that results from the gross negligence or willful misconduct of the Issuing Bank, except (i) where the Borrower or any Subsidiary actually recovers the proceeds for itself or the Issuing Bank of any payment made by the Issuing Bank in connection with such gross negligence or willful misconduct or (ii) in cases where the Administrative Agent makes payment to the named beneficiary of a Letter of Credit.

                  (b) In the event of the occurrence of any Event of Default, a payment or prepayment pursuant to Section 2.07(b) or the maturity of the Notes, whether by acceleration or otherwise, an amount equal to the LC Exposure (or the excess in the case of Section 2.07(b)) shall be deemed to be forthwith due and owing by the Borrower to the Issuing Bank, the Administrative Agent and the Lenders as of the date of any such occurrence; and the Borrower's obligation to pay such amount shall be absolute and unconditional, without regard to whether any beneficiary of any such Letter of Credit has attempted to draw down all or a portion of such amount under the terms of a Letter of Credit, and, to the fullest extent permitted by applicable law, shall not be subject to any defense or be affected by a right of set-off, counterclaim or recoupment which the Borrower may now or hereafter have against any such beneficiary, the Issuing Bank, the Administrative Agent, the Lenders or any other Person for any reason whatsoever. Such payments shall be held by the Issuing Bank on behalf of the Lenders as cash collateral securing the LC Exposure in an account or accounts at the Principal Office; and the Borrower hereby grants to and by its deposit with the Administrative Agent grants to the Administrative Agent a security interest in such cash collateral. In the event of any such payment by the Borrower of amounts contingently owing under outstanding Letters of Credit and in the event that thereafter drafts or other demands for payment complying with the terms of such Letters of Credit are not made prior to the respective expiration dates thereof, the Administrative Agent agrees, if no Event of Default has occurred and is continuing or if no other amounts are outstanding under this Agreement, the Notes or the Security Instruments, to remit to the Borrower amounts for which the contingent obligations evidenced by the Letters of Credit have ceased.

                  (c) Each Lender severally and unconditionally agrees that it shall promptly reimburse the Issuing Bank an amount equal to such Lender's Percentage Share of any disbursement made by the Issuing Bank under any Letter of Credit that is not reimbursed according to this
         Section 2.10.

                  (d) Notwithstanding anything to the contrary contained herein, if no Default exists and subject to availability under the Aggregate Revolving Credit Commitments (after reduction for LC Exposure), to the extent the Borrower has not reimbursed the Issuing Bank for any drawn upon Letter of Credit within one (1) Business Days after notice of such disbursement has been received by the Borrower, the amount of such Letter of Credit reimbursement obligation shall automatically be funded by the Lenders as a Loan hereunder and used by the Lenders to pay such Letter of Credit reimbursement obligation. If an Event of Default has occurred and is continuing, or if the funding of such Letter of Credit reimbursement obligation as a Loan would cause the aggregate amount of all Loans outstanding to exceed the Aggregate Revolving Credit Commitments (after reduction for LC Exposure), such Letter of Credit reimbursement obligation shall not be funded as a Loan, but instead shall accrue interest as provided in Section 2.10(a).

         Section 2.11 Lending Offices. The Loans of each Type made by each Lender shall be made and maintained at such Lender's Applicable Lending Office for Loans of such Type.

                                  ARTICLE III

                       Payments of Principal and Interest

         Section 3.01 Repayment of Loans.

                  (a) Loans. On the Revolving Credit Termination Date the Borrower shall repay the outstanding aggregate principal of the Notes.

                  (b) Generally. The Borrower will pay to the Administrative Agent, for the account of each Lender, the principal payments required by this Section 3.01.

         Section 3.02 Interest.

                  (a) Interest Rates. The Borrower will pay to the Administrative Agent, for the account of each Lender, interest on the unpaid principal amount of each Loan made by such Lender for the period commencing on the date such Loan is made to, but excluding, the date such Loan shall be paid in full, at the following rates per annum:

                           (i) if such a Loan is a Base Rate Loan, the Base Rate
                  (as in effect from time to time) plus the Applicable Margin, but in no event to exceed the Highest Lawful Rate; and

                           (ii) if such a Loan is a LIBOR Loan, for each
                  Interest Period relating thereto, the Adjusted LIBOR for such Loan plus the Applicable Margin (as in effect from time to time), but in no event to exceed the Highest Lawful Rate.

                  (b) Post-Default Rate. Notwithstanding the foregoing, the Borrower will pay to the Administrative Agent, for the account of each Lender interest at the applicable Post-Default Rate on any Loan made by such Lender, and (to the fullest extent permitted by law) on any other amount payable by the Borrower hereunder, under any Loan Document or under any Note held by such Lender to or for account of such Lender, for the period commencing on the date of an Event of Default until the same is paid in full or all Events of Default are cured or waived.

                  (c) Due Dates. Accrued interest on Base Rate Loans shall be payable on each Quarterly Date commencing on October 1, 2002, and accrued interest on each LIBOR Loan shall be payable on the last day of the Interest Period therefor and, if such Interest Period is longer than three months at three-month intervals following the first day of such Interest Period, except that interest payable at the Post-Default Rate shall be payable from time to time on demand and interest on any LIBOR Loan that is converted into a Base Rate Loan (pursuant to Section 5.04) shall be payable on the date of conversion (but only to the extent so converted). Any accrued and unpaid interest on the Loans on the Revolving Credit Termination Date shall be paid on such date.

                  (d) Determination of Rates. Promptly after the determination of any interest rate provided for herein or any change therein, the Administrative Agent shall notify the Lenders to which such interest is payable and the Borrower thereof. Each determination by the Administrative Agent of an interest rate or fee hereunder shall, except in cases of manifest error, be final, conclusive and binding on the parties.

                                   ARTICLE IV

                Payments; Pro Rata Treatment; Computations; Etc.

         Section 4.01 Payments. Except to the extent otherwise provided herein, all payments of principal, interest and other amounts to be made by the Borrower under this Agreement, the Notes, Letters of Credit, and the Letter of Credit Agreements shall be made in Dollars, in immediately available funds, to the Administrative Agent at such account as the Administrative Agent shall specify by notice to the Borrower from time to time, not later than 12:00 p.m. Charlotte, North Carolina time on the date on which such payments shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). Such payments shall be made without (to the fullest extent permitted by applicable law) defense, set-off or counterclaim. Each payment received by the Administrative Agent under this Agreement or any Note for account of a Lender shall be paid promptly to such Lender in immediately available funds. Except as otherwise provided in the definition of "Interest Period", if the due date of any payment under this Agreement or any Note would otherwise fall on a day which is not a Business Day such date shall be extended to the next succeeding Business Day and interest shall be payable for any principal so extended for the period of such extension. At the time of each payment to the Administrative Agent of any principal of or interest on any borrowing, the Borrower shall notify the Administrative Agent of the Loans to which such payment shall apply. In the absence of such notice the Administrative Agent may specify the Loans to which such payment shall apply, but to the extent possible such payment or prepayment will be applied first to the Loans comprised of Base Rate Loans.

         Section 4.02 Pro Rata Treatment. Except to the extent otherwise provided herein each Lender agrees that: (i) each borrowing from the Lenders under Section 2.01 and each continuation and conversion under Section 2.02 shall be made from the Lenders pro rata in accordance with their Percentage Share, each payment of fees under Sections 2.04(a), 2.04(b), and 2.04(c)(i) shall be made for account of the Lenders pro rata in accordance with their Percentage Share, and each termination or reduction of the amount of the Aggregate Maximum Revolving Credit Amounts under Section 2.03(b) shall be applied to the Commitment of each Lender, pro rata according to the amounts of its respective Commitment; (ii) each payment of principal of Loans by the Borrower shall be made for account of the Lenders pro rata in accordance with the respective unpaid principal amount of the Loans held by the Lenders; and (iii) each payment of interest on Loans by the Borrower shall be made for account of the Lenders pro rata in accordance with the amounts of interest due and payable to the respective Lenders; and (iv) each reimbursement by the Borrower of disbursements under Letters of Credit shall be made for account of the Issuing Bank or, if funded by the Lenders, pro rata for the account of the Lenders, in accordance with the amounts of reimbursement obligations due and payable to each respective Lender.

         Section 4.03 Computations. Interest on LIBOR Loans and fees shall be computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last day) occurring in the period for which such interest is payable, unless such calculation would exceed the Highest Lawful Rate, in which case interest shall be calculated on the per annum basis of a year of 365 or 366 days, as the case may be. Interest on Base Rate Loans shall be computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed (including the first day but excluding the last day) occurring in the period for which such interest is payable.

         Sections 4.04 Non-receipt of Funds by the Administrative Agent. Unless the Administrative Agent shall have been notified by a Lender or the Borrower prior to the date on which such notifying party is scheduled to make payment to the Administrative Agent (in the case of a Lender) of the proceeds of a Loan or a payment under a Letter of Credit to be made by it hereunder or (in the case of the Borrower) a payment to the Administrative Agent for account of one or more of the Lenders hereunder (such payment being herein called the "Required Payment"), which notice shall be effective upon receipt, that it does not intend to make the Required Payment to the Administrative Agent, the Administrative Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient(s) on such date and, if such Lender or the Borrower (as the case may be) has not in fact made the Required Payment to the

Administrative Agent, the recipient(s) of such payment shall, on demand, repay to the Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Administrative Agent until, but excluding, the date the Administrative Agent recovers such amount at a rate per annum which, for any Lender as recipient, will be equal to the Federal Funds Rate, and for the Borrower as recipient, will be equal to the Base Rate plus the Applicable Margin.

         Section 4.05 Set-off, Sharing of Payments, Etc. (a) The Borrower agrees that, in addition to (and without limitation of) any right of set-off, bankers' lien or counterclaim a Lender may otherwise have, each Lender shall have the right and be entitled (after consultation with the Administrative Agent), at its option, to offset balances held by it or by any of its Affiliates for account of the Borrower or any Subsidiary at any of its offices, in Dollars or in any other currency, against any principal of or interest on any of such Lender's Loans, or any other amount payable to such Lender hereunder, which is not paid when due (regardless of whether such balances are then due to the Borrower), in which case it shall promptly notify the Borrower and the Administrative Agent thereof, provided that such Lender's failure to give such notice shall not affect the validity thereof.

                  (b) If any Lender shall obtain payment of any principal of or interest on any Loan made by it to the Borrower under this Agreement (or reimbursement as to any Letter of Credit) through the exercise of any right of set-off, banker's lien or counterclaim or similar right or otherwise, and, as a result of such payment, such Lender shall have received a greater percentage of the principal or interest (or reimbursement) then due hereunder by the Borrower to such Lender than the percentage received by any other Lenders, it shall promptly (i) notify the Administrative Agent and each other Lender thereof and (ii) purchase from such other Lenders participations in (or, if and to the extent specified by such Lender, direct interests in) the Loans (or participations in Letters of Credit) made by such other Lenders (or in interest due thereon, as the case may be) in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Lenders shall share the benefit of such excess payment (net of any expenses which may be incurred by such Lender in obtaining or preserving such excess payment) pro rata in accordance with the unpaid principal and/or interest on the Loans held by each of the Lenders (or reimbursements of Letters of Credit). To such end all the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored. The Borrower agrees that any Lender so purchasing a participation (or direct interest) in the Loans made by other Lenders (or in interest due thereon, as the case may be) may exercise all rights of set-off, banker's lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of Loans (or Letters of Credit) in the amount of such participation. Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Borrower. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a set-off to which this Section 4.05 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this
         Section 4.05 to share the benefits of any recovery on such secured claim.

         Section 4.06 Taxes.

                  (a) Payments Free and Clear. Any and all payments by the Borrower hereunder shall be made, in accordance with Section 4.01, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender, the Issuing Bank and the Administrative Agent, taxes imposed on its income, and franchise or similar taxes imposed on it, by (i) any jurisdiction (or political subdivision thereof) of which the Administrative Agent, the Issuing Bank or such Lender, as the case may be, is a citizen or resident or in which such Lender has an Applicable Lending Office, (ii) the jurisdiction (or any political subdivision thereof) in which the Administrative Agent, the Issuing Bank or such Lender is organized, or (iii) any jurisdiction (or political subdivision thereof) in which such Lender, the Issuing Bank or the Administrative Agent is presently doing business which taxes are imposed solely as a result of doing business in such jurisdiction (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to the Lenders, the Issuing Bank or the Administrative Agent (i) the sum payable shall be increased by the amount necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 4.06) such Lender, the Issuing Bank or the Administrative Agent (as the case may be) shall receive an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant taxing authority or other Governmental Authority in accordance with applicable law.

                  (b) Other Taxes. In addition, to the fullest extent permitted by applicable law, the Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, any Assignment or any Security Instrument (hereinafter referred to as "Other Taxes").

                  (c) INDEMNIFICATION. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE BORROWER WILL INDEMNIFY EACH LENDER AND THE ISSUING BANK AND THE ADMINISTRATIVE AGENT FOR THE FULL AMOUNT OF TAXES AND OTHER TAXES (INCLUDING, BUT NOT LIMITED TO, ANY TAXES OR OTHER TAXES IMPOSED BY ANY GOVERNMENTAL AUTHORITY ON AMOUNTS PAYABLE UNDER THIS
         SECTION 4.06) PAID BY SUCH LENDER, THE ISSUING BANK OR THE ADMINISTRATIVE AGENT (ON THEIR BEHALF OR ON BEHALF OF ANY LENDER), AS THE CASE MAY BE, AND ANY LIABILITY (INCLUDING PENALTIES, INTEREST AND EXPENSES) ARISING THEREFROM OR WITH RESPECT THERETO, WHETHER OR NOT SUCH TAXES OR OTHER TAXES WERE CORRECTLY OR LEGALLY ASSERTED UNLESS THE PAYMENT OF SUCH TAXES WAS NOT CORRECTLY OR LEGALLY ASSERTED AND SUCH LENDER'S PAYMENT OF SUCH TAXES OR OTHER TAXES WAS THE RESULT OF ITS GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. ANY PAYMENT PURSUANT TO SUCH INDEMNIFICATION SHALL BE MADE WITHIN THIRTY (30) DAYS AFTER THE DATE ANY LENDER, THE ISSUING BANK OR THE ADMINISTRATIVE AGENT, AS THE CASE MAY BE, MAKES WRITTEN DEMAND THEREFOR. IF ANY LENDER, ISSUING BANK OR THE ADMINISTRATIVE AGENT RECEIVES A REFUND OR CREDIT IN RESPECT OF ANY TAXES OR OTHER TAXES FOR WHICH SUCH LENDER, ISSUING BANK OR THE ADMINISTRATIVE AGENT HAS RECEIVED PAYMENT FROM THE BORROWER IT SHALL PROMPTLY NOTIFY THE BORROWER OF SUCH REFUND OR CREDIT AND SHALL, IF NO DEFAULT HAS OCCURRED AND IS CONTINUING, WITHIN THIRTY (30) DAYS AFTER RECEIPT OF A REQUEST BY THE BORROWER (OR PROMPTLY UPON RECEIPT, IF THE BORROWER HAS REQUESTED APPLICATION FOR SUCH REFUND OR CREDIT PURSUANT HERETO), PAY AN AMOUNT EQUAL TO SUCH REFUND OR CREDIT TO THE BORROWER WITHOUT INTEREST (BUT WITH ANY INTEREST SO REFUNDED OR CREDITED) PROVIDED THAT THE BORROWER, UPON THE REQUEST OF SUCH LENDER, THE ISSUING BANK OR THE ADMINISTRATIVE AGENT, AGREES TO RETURN SUCH REFUND OR CREDIT (PLUS PENALTIES, INTEREST OR OTHER CHARGES) TO SUCH LENDER OR THE ADMINISTRATIVE AGENT IN THE EVENT SUCH LENDER OR THE ADMINISTRATIVE AGENT IS REQUIRED TO REPAY SUCH REFUND OR CREDIT.

                  (d) Lender Representations.

                           (i) Each Lender represents that it is either (1) a
                  banking association or corporation organized under the laws of the United States of America or any state thereof or (2) it is entitled to complete exemption from United States withholding tax imposed on or with respect to any payments, including fees, to be made to it pursuant to this Agreement (A) under an applicable provision of a tax convention to which the United States of America is a party or (B) because it is acting through a branch, agency or office in the United States of America and any payment to be received by it hereunder is effectively connected with a trade or business in the United States of America. Each Lender that is not a banking association or corporation organized under the laws of the United States of America or any state thereof agrees to provide to the Borrower and the Administrative Agent on the

                  Closing Date, or on the date of its delivery of the Assignment pursuant to which it becomes a Lender, and at such other times as required by United States law or as the Borrower or the Administrative Agent shall reasonably request, two accurate and complete original signed copies of either (A) Internal Revenue Service Form W-8ECI (or successor form) certifying that all payments to be made to it hereunder will be effectively connected to a United States trade or business (the "Form W-8ECI Certification") or (B) Internal Revenue Service Form W-8BEN (or successor form) certifying that it is entitled to the benefit of a provision of a tax convention to which the United States of America is a party which completely exempts from United States withholding tax all payments to be made to it hereunder (the "Form W-8BEN Certification"). In addition, each Lender agrees that if it previously filed a Form W-8ECI Certification, it will deliver to the Borrower and the Administrative Agent a new Form W-8ECI Certification prior to the first payment date occurring in each of its subsequent taxable years; and if it previously filed a Form W8BEN Certification, it will deliver to the Borrower and the Administrative Agent a new certification prior to the first payment date falling in the third year following the previous filing of such certification. Each Lender also agrees to deliver to the Borrower and the Administrative Agent such other or supplemental forms as may at any time be required as a result of changes in applicable law or regulation in order to confirm or maintain in effect its entitlement to exemption from United States withholding tax on any payments hereunder, provided that the circumstances of such Lender at the relevant time and applicable laws permit it to do so. If a Lender determines, as a result of any change in either (i) a Governmental Requirement or (ii) its circumstances, that it is unable to submit any form or certificate that it is obligated to submit pursuant to this Section 4.06, or that it is required to withdraw or cancel any such form or certificate previously submitted, it shall promptly notify the Borrower and the Administrative Agent of such fact. If a Lender is organized under the laws of a jurisdiction outside the United States of America, unless the Borrower and the Administrative Agent have received a Form W8BEN Certification or Form W-8ECI Certification satisfactory to them indicating that all payments to be made to such Lender hereunder are not subject to United States withholding tax, the Borrower shall withhold taxes from such payments at the applicable statutory rate. Each Lender agrees to indemnify and hold harmless the Borrower or Administrative Agent, as applicable, from any United States taxes, penalties, interest and other expenses, costs and losses incurred or payable by (i) the Administrative Agent as a result of such Lender's failure to submit any form or certificate that it is required to provide pursuant to this
                  Section 4.06 or (ii) the Borrower or the Administrative Agent as a result of their reliance on any such form or certificate which such Lender has provided to them pursuant to this
                  Section 4.06.

                           (ii) For any period with respect to which a Lender
                  has failed to provide the Borrower with the form required pursuant to this Section 4.06, if any (other than if such failure is due to a change in a Governmental Requirement occurring subsequent to the date on which a form originally was required to be provided), such Lender shall not be entitled to indemnification under Section 4.06 with respect to taxes imposed by the United States which taxes would not have been imposed but for such failure to provide such forms; provided, however, that if a Lender, which is otherwise exempt from or subject to a reduced rate of withholding tax, becomes subject to taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Lender shall reasonably request to assist such Lender to recover such taxes.

                           (iii) Any Lender claiming any additional amounts
                  payable pursuant to this Section 4.06 shall use reasonable efforts (consistent with legal and regulatory restrictions) to file any certificate or document requested by the Borrower or the Administrative Agent or to change the jurisdiction of its Applicable Lending Office or to contest any tax imposed if the making of such a filing or change or contesting such tax would avoid the need for or reduce the amount of any such additional amounts that may thereafter accrue and would not, in the sole determination of such Lender, be otherwise disadvantageous to such Lender.

                                   ARTICLE V

                                Capital Adequacy

         Section 5.01 Additional Costs.

                  (a) LIBOR Regulations, etc. The Borrower shall pay directly to each Lender from time to time such amounts as such Lender may determine to be necessary to compensate such Lender for any costs which it determines are attributable to its making or maintaining of any LIBOR Loans or issuing or participating in Letters of Credit hereunder or its obligation to make any LIBOR Loans or issue or participate in any Letters of Credit hereunder, or any reduction in any amount receivable by such Lender hereunder in respect of any of such LIBOR Loans, Letters of Credit (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change which: (i) changes the basis of taxation of any amounts payable to such Lender under this Agreement or any Note in respect of any of such LIBOR Loans or Letters of Credit (other than taxes imposed on the overall net income of such Lender or of its Applicable Lending Office for any of such LIBOR Loans by the jurisdiction in which such Lender has its principal office or Applicable Lending Office); or (ii) imposes or modifies any reserve, special deposit, minimum capital, capital ratio or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of such Lender, or the Commitment or Loans of such Lender or the London interbank market; or (iii) imposes any other condition affecting this Agreement or any Note (or any of such extensions of credit or liabilities) or such Lender's Commitment or Loans. Each Lender will notify the Administrative Agent and the Borrower of any event occurring after the Closing Date which will entitle such Lender to compensation pursuant to this Section 5.01(a) as promptly as practicable after it obtains knowledge thereof and determines to request such compensation, and will designate a different Applicable Lending Office for the Loans of such Lender affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Lender, be disadvantageous to such Lender, provided that such Lender shall have no obligation to so designate an Applicable Lending Office located in the United States. If any Lender requests compensation from the Borrower under this Section 5.01(a), the Borrower may, by notice to such Lender, suspend the obligation of such Lender to make additional Loans of the Type with respect to which such compensation is requested until the Regulatory Change giving rise to such request ceases to be in effect (in which case the provisions of Section 5.04 shall be applicable).

                  (b) Regulatory Change. Without limiting the effect of the provisions of Section 5.01(a), in the event that at any time (by reason of any Regulatory Change or any other circumstances arising after the Closing Date affecting (A) any Lender, (B) the London interbank market or (C) such Lender's position in such market), the Adjusted LIBOR, as determined in good faith by such Lender, will not adequately and fairly reflect the cost to such Lender of funding its LIBOR Loans, then, if such Lender so elects, by notice to the Borrower and the Administrative Agent, the obligation of such Lender to make additional LIBOR Loans shall be suspended until such Regulatory Change or other circumstances ceases to be in effect (in which case the provisions of Section 5.04 shall be applicable).

                  (c) Capital Adequacy. Without limiting the effect of the foregoing provisions of this Section 5.01 (but without duplication), the Borrower shall pay directly to any Lender from time to time on request such amounts as such Lender may reasonably determine to be necessary to compensate such Lender or its parent or holding company for any costs which it determines are attributable to the maintenance by such Lender or its parent or holding company (or any Applicable Lending Office), pursuant to any Governmental Requirement following any Regulatory Change, of capital in respect of its Commitment, its Note, or its Loans or any interest held by it in any Letter of Credit, such compensation to include, without limitation, an amount equal to any reduction of the rate of return on assets or equity of such Lender or its parent or holding company (or any Applicable Lending Office) to a level below that which such Lender or its parent or holding company (or any Applicable Lending Office) could have achieved but for such Governmental Requirement. Such Lender will notify the Borrower that it is entitled to compensation pursuant to this Section 5.01(c) as promptly as practicable after it determines to request such compensation.

                  (d) Compensation Procedure. Any Lender notifying the Borrower of the incurrence of Additional Costs under this Section 5.01 shall in such notice to the Borrower and the Administrative Agent set forth in reasonable detail the basis and amount of its request for compensation. Determinations and allocations by each Lender for purposes of this
         Section 5.01 of the effect of any Regulatory Change pursuant to Section 5.01(a) or (b), or of the effect of capital maintained pursuant to
         Section 5.01(c), on its costs or rate of return of maintaining Loans or its obligation to make Loans or issue Letters of Credit, or on amounts receivable by it in respect of Loans or Letters of Credit, and of the amounts required to compensate such Lender under this Section 5.01, shall be conclusive and binding for all purposes, provided that such determinations and allocations are made on a reasonable basis. Any request for additional compensation under this Section 5.01 shall be paid by the Borrower within thirty (30) days of the receipt by the Borrower of the notice described in this Section 5.01(d).

         Section 5.02 Limitation on LIBOR Loans. Anything herein to the contrary notwithstanding, if, on or prior to the determination of any Adjusted LIBOR for any Interest Period:

                  (i) the Administrative Agent determines (which determination shall be conclusive, absent manifest error) that quotations of interest rates for the relevant deposits referred to in the definition of "Adjusted LIBOR" in Section 1.02 are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for LIBOR Loans as provided herein; or

                  (ii) the Administrative Agent determines (which determination shall be conclusive, absent manifest error) that the relevant rates of interest referred to in the definition of "Adjusted LIBOR" in Section
         1.02 upon the basis of which the rate of interest for LIBOR Loans for such Interest Period is to be determined are not sufficient to adequately cover the cost to the Lenders of making or maintaining LIBOR Loans; then the Administrative Agent shall give the Borrower prompt notice thereof, and so long as such condition remains in effect, the Lenders shall be under no obligation to make additional LIBOR Loans.

         Section 5.03 Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to honor its obligation to make or maintain LIBOR Loans hereunder, then such Lender shall promptly notify the Borrower thereof and such Lender's obligation to make LIBOR Loans shall be suspended until such time as such Lender may again make and maintain LIBOR Loans (in which case the provisions of Section 5.04 shall be applicable).

         Section 5.04 Base Rate Loans Pursuant to Sections 5.01, 5.02 and 5.03. If the obligation of any Lender to make LIBOR Loans shall be suspended pursuant to Sections 5.01, 5.02 or 5.03 ("Affected Loans"), all Affected Loans which would otherwise be made by such Lender shall be made instead as Base Rate Loans (and, if an event referred to in Section 5.01(b) or Section 5.03 has occurred and such Lender so requests by notice to the Borrower, all Affected Loans of such Lender then outstanding shall be automatically converted into Base Rate Loans on the date specified by such Lender in such notice) and, to the extent that Affected Loans are so made as (or converted into) Base Rate Loans, all payments of principal which would otherwise be applied to such Lender's Affected Loans shall be applied instead to its Base Rate Loans.

         Section 5.05 Compensation. The Borrower shall pay to each Lender within thirty (30) days of receipt of written request of such Lender (which request shall set forth, in reasonable detail, the basis for requesting such amounts and which shall be conclusive and binding for all purposes provided that such determinations are made on a reasonable basis), such amount or amounts as shall compensate it for any loss, cost, expense or liability which such Lender determines are attributable to:

                  (i) any payment, prepayment or conversion of a LIBOR Loan properly made by such Lender or the Borrower for any reason (including, without limitation, the acceleration of the Loans pursuant to Section 10.01) on a date other than the last day of the Interest Period for such Loan; or

                  (ii) any failure by the Borrower for any reason (including but not limited to, the failure of any of the conditions precedent specified in Article VI to be satisfied) to borrow, continue or convert a LIBOR Loan from such Lender on the date for such borrowing, continuation or conversion specified in the relevant notice given pursuant to Section 2.02(c).

Without limiting the effect of the preceding sentence, such compensation shall include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the principal amount so paid, prepaid or converted or not borrowed for the period from the date of such payment, prepayment or conversion or failure to borrow to the last day of the Interest Period for such Loan (or, in the case of a failure to borrow, the Interest Period for such Loan which would have commenced on the date specified for such borrowing) at the applicable rate of interest for such Loan provided for herein over (ii) the interest component of the amount such Lender would have bid in the London interbank market for Dollar deposits of leading banks in amounts comparable to such principal amount and with maturities comparable to such period (as reasonably determined by such Lender).

                                   ARTICLE VI

                              Conditions Precedent

         Section 6.01 Initial Funding. The obligation of the Lenders to make the Initial Funding is subject to the receipt by the Administrative Agent and the Lenders of all fees payable pursuant to Section 2.04 on or before the Closing Date and the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 6.01, each of which shall be satisfactory to the Administrative Agent in form and substance:

                  (a) A certificate of the Secretary or an Assistant Secretary of the Borrower setting forth (i) resolutions of its board of directors with respect to the authorization of the Borrower to execute and deliver the Loan Documents to which it is a party and to enter into the transactions contemplated in those documents, (ii) the officers of the Borrower (y) who are authorized to sign the Loan Documents to which Borrower is a party and (z) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement and the transactions contemplated hereby, (iii) specimen signatures of the authorized officers, and (iv) the articles or certificate of incorporation and bylaws of the Borrower, certified as being true and complete. The Administrative Agent and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from the Borrower to the contrary.

                  (b) A certificate of the Secretary or an Assistant Secretary of each Guarantor setting forth (i) resolutions of its board of directors with respect to the authorization of such Guarantor to execute and deliver the Loan Documents to which it is a party and to enter into the transactions contemplated in those documents, (ii) the officers of such Guarantor (y) who are authorized to sign the Loan Documents to which such Guarantor is a party and (z) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement and the transactions contemplated hereby, (iii) specimen signatures of the authorized officers, and (iv) the articles or certificate of incorporation and bylaws (or equivalent constituent documents) of such Guarantor, certified as being true and complete. The Administrative Agent and the Lenders may conclusively rely on such certificates until they receive notice in writing from any Guarantor to the contrary.

                  (c) Certificates of the appropriate state agencies with respect to the existence, qualification and good standing of the Obligors.

                  (d) A compliance certificate which shall be substantially in the form of Exhibit C, duly and properly executed by a Responsible Officer and dated as of the date of the Initial Funding.

                  (e) The Notes, duly completed and executed.

                  (f) The Security Instruments, including those described on Exhibit D, duly completed and executed in sufficient number of counterparts for recording, if necessary including delivery of all original stock certificates, blank stock powers, and Intercompany Notes duly endorsed as required under such Security Instruments.

                  (g) Review of Obligors' financial condition satisfactory to Lenders.

                  (h) An opinion of The Ledgewood Law Firm, counsel to the Obligors and from other local counsel acceptable to the Administrative Agent with respect to enforceability of the Security Instruments under the laws of the states wherein the Oil and Gas Properties are located, each in form and substance satisfactory to the Administrative Agent, as to such matters incident to the transactions herein contemplated as the Administrative Agent may reasonably request.

                  (i) A certificate of insurance coverage of the Borrower and each Guarantor evidencing that the Borrower and each Guarantor are carrying insurance in accordance with Section 7.20 and Section 8.03(b).

                  (j) Title information as the Administrative Agent may require setting forth the status of title acceptable to the Administrative Agent to at least 80% of the value of the Oil and Gas Properties of the Obligors, including the Obligors' pro rata interest in the Partnerships' Oil and Gas Properties included in the Initial Reserve Report.

                  (k) The Administrative Agent shall have been furnished with appropriate UCC search certificates and other evidence satisfactory to the Administrative Agent with respect Obligors' and the Partnerships' Oil and Gas Properties reflecting no prior Liens other than Excepted Liens.

                  (l) Environmental assessments and other reports to the extent maintained by Obligors covering Obligors' and the Partnerships' Oil and Gas Properties reporting on the current environmental condition of such Properties satisfactory to Lenders.

                  (m) The Assignment of Notes, Documents and Liens duly completed and executed.

                  (n) All authorizations, approvals or consents as may be necessary for the execution, delivery and performance by any Obligor under this Agreement.

                  (o) The Guarantees duly completed and executed by the Subsidiary Guarantors.

                  (p) Such other documents as the Administrative Agent or any Lender or special counsel to the Administrative Agent may reasonably request.

         Section 6.02 Initial and Subsequent Loans and Letters of Credit. The obligation of the Lenders to make Loans to the Borrower upon the occasion of each borrowing hereunder and to issue, renew, extend or reissue Letters of Credit (including the Initial Funding) is subject to the further conditions precedent that, as of the date of such Loans and after giving effect thereto:

                  (a) no Default shall have occurred and be continuing;

                  (b) no Material Adverse Effect shall have occurred; and

                  (c) the representations and warranties made by the Borrower in
         Article VII and in the Security Instruments shall be true on and as of the date of the making of such Loans or issuance, renewal, extension or reissuance of a Letter of Credit with the same force and effect as if made on and as of such date and following such new borrowing, except to the extent such representations and warranties are expressly limited to an earlier date.

         Each request for a borrowing or issuance, renewal, extension or reissuance of a Letter of Credit by the Borrower hereunder shall constitute a certification by the Borrower to the effect set forth in Section 6.02(c) (both as of the date of such notice and, unless the Borrower otherwise notifies the Administrative Agent prior to the date of and immediately following such borrowing or issuance, renewal, extension or reissuance of a Letter of Credit as of the date thereof).

         Section 6.03 Conditions Precedent for the Benefit of Lenders. All conditions precedent to the obligations of the Lenders to make any Loan are imposed hereby solely for the benefit of the Lenders, and no other Person may require satisfaction of any such condition precedent or be entitled to assume that the Lenders will refuse to make any Loan in the absence of strict compliance with such conditions precedent.

         Section 6.04 No Waiver. No waiver of any condition precedent shall preclude the Administrative Agent or the Lenders from requiring such condition to be met prior to making any subsequent Loan or preclude the Lenders from thereafter declaring that the failure of the Borrower to satisfy such condition precedent constitutes a Default.

                                  ARTICLE VII

                         Representations and Warranties

         Each of the Obligors represents and warrants to the Administrative Agent and the Lenders that (each representation and warranty herein is given as of the Closing Date and shall be deemed repeated and reaffirmed on the dates of each borrowing and issuance, renewal, extension or reissuance of a Letter of Credit as provided in Section 6.02):

         Section 7.01 Corporate Existence. Each of the Obligors: (i) is a corporation or limited partnership duly organized, formed, legally existing and in good standing under the laws of the jurisdiction of its incorporation or formation, as applicable; (ii) has all requisite corporate power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted; and (iii) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify would have a Material Adverse Effect.

         Section 7.02 Financial Condition. The audited consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as at September 30, 2001, and the related consolidated statement of income, stockholders' equity and cash flow of the Borrower and its Consolidated Subsidiaries for the fiscal year ended on said date, heretofore furnished to each of the Lenders and the unaudited consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as at March 31, 2002, and their related consolidated statements of income, stockholders' equity and cash flow of the Borrower and its Consolidated Subsidiaries for the three month period ended on such date heretofore furnished to the Administrative Agent, are/is complete and correct and fairly present the consolidated financial condition of the Borrower and its Consolidated Subsidiaries as at said dates and the results of its operations for the fiscal year and the three month period on said dates, all in accordance with GAAP, as applied on a consistent basis (subject, in the case of the interim financial statements, to normal year-end adjustments). Neither the Borrower nor any Subsidiary has on the Closing Date any material Debt, contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments. Since September 30, 2001, there has been no change or event having a Material Adverse Effect. Since the date of the Financial Statements, neither the business nor the Properties of the Borrower or any Subsidiary have been materially and adversely affected.

         Section 7.03 Litigation. Except as disclosed to the Lenders in Schedule
7.03 hereto, there is no litigation, legal, administrative or arbitral proceeding, investigation or other action of any nature pending or, to the knowledge of the Obligors threatened against or affecting the Obligors or any Subsidiary which involves the possibility of any judgment or liability against any Obligor or any Subsidiary not fully covered by insurance (except for normal deductibles), and which would have a Material Adverse Effect. Schedule 7.03 attached hereto is a list of all litigation in which any Obligor or its Subsidiary is a party under which the amount in controversy including all expenses, fees and costs is greater than $250,000.

         Section 7.04 No Breach. Neither the execution and delivery of the Loan Documents, nor compliance with the terms and provisions hereof will conflict with or result in a breach of, or require any consent which has not been obtained as of the Closing Date under, the respective charter or by-laws of the Obligors or any Subsidiary, or any Governmental Requirement, the Existing Senior Notes, or any agreement or instrument to which any Obligor or any Subsidiary is a party or by which it is bound or to which it or its Properties are subject, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien upon any of the revenues or assets of the Obligor or any Subsidiary pursuant to the terms of any such agreement or instrument other than the Liens created by the Loan Documents.

         Section 7.05 Authority. Each Obligor and each Subsidiary has all necessary corporate power and authority to execute, deliver and perform its obligations under the Loan Documents to which it is a party; and the execution, delivery and performance by each Obligor and each Subsidiary of the Loan Documents to which it is a party, have been duly authorized by all necessary corporate action on its part; and the Loan Documents constitute the legal, valid and binding obligations of each Obligor, enforceable in accordance with their terms.

         Section 7.06 Approvals. No authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority or any other Person are necessary for the execution, delivery or performance by any Obligor of the Loan Documents to which it is a party or for the validity or enforceability thereof, except for the recording and filing of the Security Instruments as required by this Agreement.

         Section 7.07 Use of Loans. The proceeds of the Loans shall be used (i) to refinance the Prior Debt, (ii) for the development of the Obligors' Oil and Gas Properties and the acquisition of Oil and Gas Properties and related assets by the Obligors, (iii) fund Obligors' capital contributions under Partnerships,
(iv) working capital, (v) Letters of Credit to support the obligations of the Subsidiary Obligors, and (vi) for general company purposes of the Subsidiary Obligors. Neither the Borrower nor any other Obligor is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying margin stock (within the meaning of Regulation T, U or X of the Board of Governors of the Federal Reserve System) and no part of the proceeds of any Loan hereunder will be used to buy or carry any margin stock.

         Section 7.08 ERISA.

                  (a) Each Obligor, each Subsidiary and each ERISA Affiliate have complied in all material respects with ERISA and, where applicable, the Code regarding each Plan.

                  (b) Each Plan is, and has been, maintained in substantial compliance with ERISA and, where applicable, the Code.

                  (c) No act, omission or transaction has occurred which could result in imposition on any Obligor, any Subsidiary or any ERISA Affiliate (whether directly or indirectly) of (i) either a civil penalty assessed pursuant to section 502(c), (i) or (1) of ERISA or a tax imposed pursuant to Chapter 43 of Subtitle D of the Code or (ii) breach of fiduciary duty liability damages under section 409 of ERISA.

                  (d) No contingent obligations remain due to the termination of any Plan (other than a defined contribution plan) or any trust created under any such Plan since September 2, 1974. The only Plan that has been terminated was for The Atlas Group, Inc. No liability to the PBGC (other than for the payment of current premiums which are not past due) by any Obligor, any Subsidiary or any ERISA Affiliate has been or is expected by any Obligor, any Subsidiary or any ERISA Affiliate to be incurred with respect to any Plan. No ERISA Event with respect to any Plan has occurred.

                  (e) Full payment when due has been made of all amounts which any Obligor, any Subsidiary or any ERISA Affiliate is required under the terms of each Plan or applicable law to have paid as contributions to such Plan, and no accumulated funding deficiency (as defined in section 302 of ERISA and section 412 of the Code), whether or not waived, exists with respect to any Plan.

                  (f) The actuarial present value of the benefit liabilities under each Plan which is subject to Title IV of ERISA does not, as of the end of each Obligor's most recently ended fiscal year, exceed the current value of the assets (computed on a plan termination basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities. The term "actuarial present value of the benefit liabilities" shall have the meaning specified in section 4041 of ERISA.

                  (g) None of the Obligors, any Subsidiary or any ERISA Affiliate sponsors, maintains, or contributes to an employee welfare benefit plan, as defined in section 3(l) of ERISA, including, without limitation, any such plan maintained to provide benefits to former employees of such entities, that may not be terminated by an Obligor, a Subsidiary or any ERISA Affiliate in its sole discretion at any time without any material liability.

                  (h) None of the Obligors, any Subsidiary or any ERISA Affiliate sponsors, maintains or contributes to, or has at any time in the preceding six calendar years, sponsored, maintained or contributed to, any Multiemployer Plan.

                  (i) None of the Obligors, any Subsidiary or any ERISA Affiliate is required to provide security under section 401 (a)(29) of the Code due to a Plan amendment that results in an increase in current liability for the Plan.

         Section 7.09 Taxes. Each Obligor and its Subsidiaries has filed all United States federal income tax returns and all other tax returns which are required to be filed by them, or otherwise obtained appropriate extensions to file, and have paid all material taxes due pursuant to such returns or pursuant to any assessment received by any Obligor or any Subsidiary except such taxes that are being contested in good faith by appropriate proceedings and for which such Obligor, as applicable, has set aside on its books adequate reserves in accordance with GAAP. The charges, accruals and reserves on the books of each Obligor and its Subsidiaries in respect of taxes and other governmental charges are, in the opinion of the Borrower, adequate. No tax lien has been filed and, to the knowledge of the Obligors, no claim is being asserted with respect to any such tax, fee or other charge.

         Section 7.10 Titles, etc.

                  (a) Each of the Obligors and its Subsidiaries has good and marketable title to its Oil and Gas Properties, free and clear of all Liens, except Excepted Liens. After giving full effect to the Excepted Liens, each Obligor owns either directly in its own name, or indirectly through its percentage ownership interest in the Partnerships, the net interests in production attributable to its Hydrocarbon Interests reflected in the most recently delivered Ownership Report and the ownership of such Oil and Gas Properties shall not in any material respect obligate such Obligor to bear the costs and expenses relating to the maintenance, development and operations of each such Oil and Gas Property in an amount in excess of the working interest of each Oil and Gas Property set forth in the most recently delivered Reserve Report. Provided that to the extent an Obligor is a general partner of a Partnership, such Obligor is liable for all of the costs and expenses attributable to such Partnership's interest, but only entitled to such Obligor's percentage interest in such Partnership's net revenues. In the event an Obligor, as a general partner, pays more than its partnership share of such Partnership's costs and expenses, such Obligor is entitled to reimbursement of such excess amount out of the future income of such Partnership. All information contained in the most recently delivered Ownership Report and Reserve Report is true and correct in all material respects as of the date thereof.

                  (b) All leases and agreements necessary for the conduct of the business of each Obligor and its Subsidiaries are valid and subsisting, in full force and effect and there exists no default or event or circumstance which with the giving of notice or the passage of time or both would give rise to a default under any such lease or leases, which would affect in any material respect the conduct of the business of any Obligor and its Subsidiaries.

                  (c) The rights, Properties and other assets presently owned, leased or licensed by each Obligor and its Subsidiaries including, without limitation, all easements and rights of way, include all rights, Properties and other assets necessary to permit each Obligor and its Subsidiaries to conduct its business in all material respects in the same manner as its business has been conducted prior to the Closing Date.

                  (d) All of the assets and Properties of each Obligor and its Subsidiaries which are reasonably necessary for the operation of its business are in good working condition and are maintained in accordance with prudent business standards.

         Section 7.11 No Material Misstatements. No written information, statement, exhibit, certificate, document or report furnished to the Administrative Agent and the Lenders (or any of them) by any Obligor or any Subsidiary in connection with the negotiation of this Agreement contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statement contained therein not materially misleading in the light of the circumstances in which made. There is no fact peculiar to any Obligor or any Subsidiary which has a Material Adverse Effect or in the future is reasonably likely to have a Material Adverse Effect and which has not been set forth in this Agreement or the other documents, certificates and statements furnished to the Administrative Agent by or on behalf of the Obligors or any Subsidiary prior to, or on, the Closing Date in connection with the transactions contemplated hereby.

         Section 7.12 Investment Company Act. None of the Obligors nor any Subsidiary is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

         Section 7.13 Public Utility Holding Company Act. None of the Obligors nor any Subsidiary is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         Section 7.14 Partnership Interests. Obligors own the percentage general partner and limited partner interests in the Partnerships set forth on Schedule
7.14. The Subsidiary Obligors do not own any interest in any partnership or other Special Entity other than the Partnerships. The principal place of business and chief executive office of each Partnership is located at the addresses stated on Schedule 7.14. The Obligors' ownership interests in the Partnerships are free and clear of any and all liens, claims and encumbrances including any preferential rights to purchase and consents to assignments.

         Section 7.15 Capitalization and Subsidiaries.

                  (a) The authorized securities of Borrower consist of One Thousand (1,000) shares of common stock and all issued and outstanding shares of such stock have been validly issued and are fully paid and nonassessable and are owned by and issued to Atlas Energy Holdings, Inc.

                  (b) The authorized securities of Resource Energy, Inc. consist of One Hundred (100) shares of common stock and all issued and outstanding shares of such stock have been validly issued and are fully paid and nonassessable and are owned by and issued to Borrower.

                  (c) The authorized securities of Viking consist of One Thousand (1,000) shares of common stock and all issued and outstanding shares of such stock have been validly issued and are fully paid and nonassessable and are owned by and issued to Borrower.

                  (d) The authorized securities of AIC consist of 1000 shares of common stock and all issued and outstanding shares of such stock have been validly issued and are fully paid and nonassessable and are owned by and issued to Borrower.

                  (e) The authorized securities of Atlas Energy consist of 2,000,000 shares of common stock and all issued and outstanding shares of such stock have been validly issued and are fully paid and nonassessable and are owned by and issued to AIC.

                  (f) The authorized securities of Atlas Energy Holdings consist of 1000 shares of common stock and all issued and outstanding shares of such stock have been validly issued and are fully paid and nonassessable and are owned by and issued to Parent.

                  (g) The authorized securities of Atlas Noble consist of 1000 shares of common stock and all issued and outstanding shares of such stock have been validly issued and are fully paid and nonassessable and are owned by and issued to Borrower.

                  (h) The authorized securities of Atlas PA consist of 1000 shares of common stock and all issued and outstanding shares of such stock have been validly issued and are fully paid and nonassessable and are owned by and issued to Borrower.

                  (i) The authorized securities of Atlas Resources consist of 500 shares of common stock and all issued and outstanding shares of such stock have been validly issued and are fully paid and nonassessable and are owned by and issued to AIC.

                  (j) The authorized securities of REI-NY, Inc. consist of 1,000 shares of common stock and all issued and outstanding shares of such stock have been validly issued and are fully paid and nonassessable and are owned by and issued to Resource Energy.

                  (k) Except for Atlas Pipeline, Atlas Pipeline Partners GP, LLC and the Wholly Owned Subsidiaries set forth on Schedule 7.15, neither Borrower nor any Wholly Owned Subsidiary of Borrower owns directly or indirectly any capital stock of any other Person other than the Partnerships. Borrower and each Wholly Owned Subsidiary of Borrower, has good and marketable title to all the securities of the Subsidiaries issued to it, free and clear of all liens and encumbrances, and all such securities have been duly and validly issued and are fully paid and nonassessable. The authorized securities of the Wholly Owned Subsidiaries and the ownership thereof are as shown on Schedule 7.15 attached hereto and made a part hereof.

         Section 7.16 Location of Business and Offices. Each Obligor's principal place of business and chief executive offices are located at the address stated on the signature page of this Agreement.

         Section 7.17 Defaults. None of the Obligors nor any Subsidiary is in default nor has any event or circumstance occurred which, but for the expiration of any applicable grace period or the giving of notice, or both, would constitute a default under the Existing Senior Notes or any other Material Agreement or instrument to which any Obligor or any Subsidiary is a party or by which any Obligor or any Subsidiary is bound. No Default hereunder has occurred and is continuing.

         Section 7.18 Environmental Matters. Except as would not have a Material Adverse Effect (or with respect to (c), (d) and (e) below, where the failure to take such actions would not have a Material Adverse Effect):

                  (a) Neither any Property of any Obligor or any Subsidiary nor the operations conducted thereon violate any order or requirement of any court or Governmental Authority or any Environmental Laws;

                  (b) Without limitation of clause (a) above, no Property of any Obligor or any Subsidiary nor the operations currently conducted thereon or, to the best knowledge of the Obligors, by any prior owner or operator of such Property or operation, are in violation of or Subject to any existing, pending or threatened action, suit, investigation, inquiry or proceeding by or before any court or Governmental Authority or to any remedial obligations under Environmental Laws;

                  (c) All notices, permits, licenses or similar authorizations, if any, required to be obtained or filed in connection with the operation or use of any and all Property of the Obligors and each Subsidiary, including without limitation past or present treatment, storage, disposal or release of a hazardous substance or solid waste into the environment, have been duly obtained or filed, and the Obligors and each Subsidiary are in compliance with the terms and conditions of all such notices, permits, licenses and similar authorizations;

                  (d) All hazardous substances, solid waste, and oil and gas exploration and production wastes, if any, generated at any and all Property of any Obligor or any Subsidiary have in the past been transported, treated and disposed of in accordance with Environmental Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment, and, to the best knowledge of the Obligors, all such transport carriers and treatment and disposal facilities have been and are operating in compliance with Environmental Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment, and are not the subject of any existing, pending or threatened action, investigation or inquiry by any Governmental Authority in connection with any Environmental Laws;

                  (e) The Obligors have taken all steps reasonably necessary to determine and have determined that no hazardous substances, solid waste, or oil and gas exploration and production wastes, have been disposed of or otherwise released and there has been no threatened release of any hazardous substances on or to any Property of any Obligor or any Subsidiary except in compliance with Environmental Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment;

                  (f) To the extent applicable, all Property of the Obligors and each Subsidiary currently satisfies all design, operation, and equipment requirements imposed by the OPA or scheduled as of the Closing Date to be imposed by OPA during the term of this Agreement, and the Obligors do not have any reason to believe that such Property, to the extent subject to OPA, will not be able to maintain compliance with the OPA requirements during the term of this Agreement; and

                  (g) None of the Obligors nor any Subsidiary has any known contingent liability in connection with any release or threatened release of any oil, hazardous substance or solid waste into the environment.

         Section 7.19 Compliance with the Law. None of the Obligors nor any Subsidiary has violated any Governmental Requirement or failed to obtain any license, permit, franchise or other governmental authorization necessary for the ownership of any of its Properties or the conduct of its business, which violation or failure would have (in the event such violation or failure were asserted by any Person through appropriate action) a Material Adverse Effect. Except for such acts or failures to act as would not have a Material Adverse Effect, the Oil and Gas Properties of the Obligors and their Subsidiaries (and properties unitized therewith) have been maintained, operated and developed in a good and workmanlike manner and in conformity with all applicable laws and all rules, regulations and orders of all duly constituted authorities having jurisdiction and in conformity with the provisions of all leases, subleases or other contracts comprising a part of the Hydrocarbon Interests and other contracts and agreements forming a part of such Oil and Gas Properties; specifically in this connection, (i) after the Closing Date, no Oil and Gas Property of any Obligor or any of their respective Subsidiaries is subject to having allowable production reduced below the full and regular allowable (including the maximum permissible tolerance) because of any overproduction (whether or not the same was permissible at the time) prior to the Closing Date and (ii) none of the wells comprising a part of the Oil and Gas Properties of any Obligor (or properties unitized therewith) are deviated from the vertical more than the maximum permitted by applicable laws, regulations, rules and orders, and such wells are, in fact, bottomed under and are producing from, and the well bores are wholly within, such Oil and Gas Properties (or in the case of wells located on properties unitized therewith, such unitized properties).

         Section 7.20 Insurance. Schedule 7.20 attached hereto contains an accurate and complete description of all material policies of fire, liability, workers' compensation and other forms of insurance owned or held by the Obligors. All such policies are in full force and effect, all premiums with respect thereto covering all periods up to and including the date of the closing have been paid, and no notice of cancellation or termination has been received with respect to any such policy. Such policies are sufficient for compliance with all requirements of law and of all agreements to which any Obligor is a party; are valid, outstanding and enforceable policies; provide adequate insurance coverage in at least such amounts and against at least such risks (but including in any event public liability) as are usually insured against in the same general area by companies engaged in the same or a similar business for the assets and operations of the Obligors; will remain in full force and effect through the respective dates set forth in Schedule 7.20 without the payment of additional premiums; and will not in any way be affected by, or terminate or lapse by reason of, the transactions contemplated by this Agreement. Schedule
7.20 identifies all material risks, if any, which each Obligor and their respective Board of Directors or officers have designated as being self insured. None of the Obligors has been refused any insurance with respect to its assets or operations, nor has its coverage been limited below usual and customary policy limits, by an insurance carrier to which it has applied for any such insurance or with which it has carried insurance during the last three years.

         Section 7.21 Hedging Agreements. Schedule 7.21 sets forth, as of the Closing Date, a true and complete list of all Hedging Agreements (including commodity price swap agreements, forward agreements or contracts of sale which provide for prepayment for deferred shipment or delivery of oil, gas or other commodities) of the Obligors and each Wholly Owned Subsidiary, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark to market value thereof, all credit support agreements relating thereto (including any margin required or supplied), and the counter party to each such agreement.

         Section 7.22 Restriction on Liens. The Existing Senior Notes do not restrict, nor are any of the Subsidiary Obligors or their Subsidiaries a party to any agreement or arrangement (other than this Agreement and the Security Instruments), or subject to any order, judgment, writ or decree, which either restricts or purports to restrict its ability to grant Liens to other Persons on or in respect of their respective assets or Properties.

         Section 7.23 Material Agreements. Set forth on Schedule 7.23 is a complete list of all agreements, indentures, purchase agreements, obligations in respect of letters of credit, guarantees, partnership agreements, exploration and development agreements, joint venture agreements, and other instruments which are material to Subsidiary Obligors' business, activities, and operation or ownership of such Obligors' Property (the "Material Agreements") in effect or to be in effect as of the Closing Date (other than the Partnership Agreements set forth on Schedule 7.14 and Hedging Agreements set forth on Schedule 7.21) providing for, evidencing, securing or otherwise relating to any Debt of any such Obligor or any of its Subsidiaries, and all obligations of any Subsidiary Obligor or any of its Subsidiaries to issuers of surety or appeal bonds issued for account of any such Obligor or Subsidiary. The Borrower shall also make available to Administrative Agent and Lenders all Material Agreements and other agreements and instruments (excluding any such agreements and other instruments that are cancelable upon 60 or less days notice) of each Subsidiary Obligor and its Subsidiaries relating to the purchase, transportation by pipeline, gas processing, marketing, sale and supply of natural gas and other Hydrocarbons, but in any event, any such agreement or other instrument that will account for more than 10% of the sales of any such Obligor's or its Subsidiaries during the Borrower's current fiscal year. Upon request by Administrative Agent, the Borrower shall deliver, or caused to be delivered, to the Administrative Agent and the Lenders a complete and correct copy of all such Material Agreements.

         Section 7.24 Gas Imbalances. As of the Closing Date, except as set forth on Schedule 7.24 or on the most recent certificate delivered pursuant to
Section 8.07(c), on a net basis there are no gas imbalances, take or pay or other prepayments with respect to any of the Obligors' Oil and Gas Properties which would require any such Obligors to deliver, in the aggregate, five percent (5%) or more of the monthly production of Hydrocarbons produced from their Oil and Gas Properties at some future time without then or thereafter receiving fall payment therefor.

         Section 7.25 Relationship of Obligors. The Obligors are engaged in related businesses and each Obligor is directly and indirectly dependent upon each other Obligor for and in connection with their business activities and their financial resources; and each Obligor has determined, reasonably and in good faith, that such Obligor will receive substantial direct and indirect economic and financial benefits from the extensions of credit made under this Agreement, and such extensions of credit are in the best interests of such Obligor, having regard to all relevant facts and circumstances.

                                  ARTICLE VIII

                              Affirmative Covenants

         Each of the Obligors covenants and agrees that, so long as any of the Commitments are in effect and until payment in full of all Loans hereunder, all interest thereon and all other amounts payable by the Obligors hereunder:

         Section 8.01 Reporting Requirements. The Obligors shall deliver, or shall cause to be delivered, to the Administrative Agent with sufficient copies of each for the Lenders:

                  (a) Annual Financial Statements. As soon as available and in any event within one hundred (100) days after the end of each of its fiscal year, the audited consolidated and unaudited consolidating statements of income, stockholders' equity, changes in financial position and cash flow for each of the Borrower and Parent and their respective Consolidated Subsidiaries for such fiscal year, and the related consolidated and consolidating balance sheets of such Person and its Consolidated Subsidiaries as at the end of such fiscal year, and setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, and accompanied by the related opinion of independent public accountants of recognized national standing acceptable to the Administrative Agent which opinion shall state that said financial statements fairly present the consolidated and consolidating financial condition and results of operations of such Person and its Consolidated Subsidiaries as at the end of, and for, such fiscal year and that such financial statements have been prepared in accordance with GAAP, except for such changes in such principles with which the independent public accountants shall have concurred and such opinion shall not contain a "going concern" or like qualification or exception, and a certificate of such accountants stating that, in making the examination necessary for their opinion, they obtained no knowledge, except as specifically stated, of any Default.

                  (b) Quarterly Financial Statements. As soon as available and in any event within fifty-five (55) days after the end of each of the first three fiscal quarterly periods of each of its fiscal year for each of the Borrower and Parent, consolidated and consolidating statements of income, stockholders' equity, changes in financial position and cash flow of such Person and its Consolidated Subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated and consolidating balance sheets as at the end of such period, and setting forth in each case in comparative form the corresponding figures for the corresponding period in the preceding fiscal year, accompanied by the certificate of a Responsible Officer, which certificate shall state that said financial statements fairly present the consolidated and consolidating financial condition and results of operations of such Person and its Consolidated Subsidiaries in accordance with GAAP, as at the end of, and for, such period (subject to normal year-end audit adjustments).

                  (c) Notice of Default, Etc. Promptly after any Obligor knows that any Default, Event of Default, labor dispute, or any Material Adverse Effect has occurred, a notice of such Default or Material Adverse Effect, describing the same in reasonable detail and the action the Borrower or any Guarantor proposes to take with respect thereto.

                  (d) Other Accounting Reports. Promptly upon receipt thereof, a copy of each other report or letter submitted to the Obligor or any Subsidiary by independent accountants in connection with any annual, interim or special audit made by them of the books of the Obligor and its Subsidiaries, and a copy of any response by the Obligor or any Subsidiary, or the Board of Directors of the Obligor or such Subsidiary, to such letter or report.

                  (e) SEC Filings, Etc. Promptly upon its becoming available, each financial statement, report, notice or proxy statement sent by Parent and its Subsidiaries to stockholders generally and each regular or periodic report and any registration statement, prospectus or written communication (other than transmittal letters) in respect thereof filed by Parent and its Subsidiaries with or received by Parent and its Subsidiaries in connection therewith from any securities exchange or the SEC or any successor agency.

                  (f) Notices Under Other Loan Agreements. Promptly after the furnishing thereof, copies of any statement, report or notice furnished by the Parent under the Existing Senior Notes and/or Senior Notes, or by any Subsidiary Obligor to any Person pursuant to the terms of any indenture, loan or credit or other similar agreement, other than this Agreement and not otherwise required to be furnished to the Lenders pursuant to any other provision of this Section 8.01.

                  (g) Other Matters. From time to time such other information regarding the business, affairs or financial condition of any Obligor or any Subsidiary (including, without limitation, any Plan or Multiemployer Plan and any reports or other information required to be filed under ERISA) as any Lender or the Administrative Agent may reasonably request.

                  (h) Hedging Agreements. As soon as available and in any event within fifteen Business Days after the last day of each fiscal quarter, a report, in form and substance satisfactory to the Administrative Agent, setting forth as of the last Business Day of such fiscal quarter a true and complete list of all Hedging Agreements (including commodity price swap agreements, forward agreements or contracts of sale which provide for prepayment for deferred shipment or delivery of oil, gas or other commodities) of the Obligors and each Subsidiary, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark to market value therefor, any new credit support agreements relating thereto not listed on Schedule 7.21, any margin required or supplied under any credit support document, and the counter party to each such agreement.

The Borrower will furnish to the Administrative Agent, at the time it furnishes each set of financial statements pursuant to paragraph (a) or (b) above, a certificate substantially in the form of Exhibit C executed by a Responsible Officer (i) certifying as to the matters set forth therein and stating that no Default has occurred and is continuing (or, if any Default has occurred and is continuing, describing the same in reasonable detail), and (ii) setting forth in reasonable detail the computations necessary to determine whether the Borrower is in compliance with Sections 9.13, 9.14, and 9.15, and whether the Parent is in compliance with Section 9.16 as of the end of the respective fiscal quarter or fiscal year.

         Section 8.02 Litigation. The Subsidiary Obligors shall promptly give to the Administrative Agent notice of any litigation or proceeding against or adversely affecting any such Obligor or any Subsidiary in which the amount claimed exceeds $250,000 or an aggregate of claims in excess of $1,000,000 and is not otherwise covered in full by insurance (subject to normal and customary deductibles and for which the insurer has not assumed the defense), or in which injunctive or similar relief is sought. Parent shall promptly give notice to the Administrative Agent of any litigation or proceeding against or adversely affecting Parent in which the amount claimed exceeds $1,000,000 or an aggregate of claims in excess of $10,000,000 and is not otherwise covered in full by insurance (subject to normal and customary deductibles and for which the insurer has not assumed the defense), or in which injunctive or similar relief is sought. Each Subsidiary Obligor will, and will cause each of its Subsidiaries to, promptly notify the Administrative Agent and each of the Lenders of any claim, judgment, Lien or other encumbrance affecting any Property of such Obligor or any Subsidiary if the value of the claim, judgment, Lien, or other encumbrance affecting such Property shall exceed $250,000 or an aggregate of such claims in excess of $1,000,000 and Parent will promptly notify the Administrative Agent and each of the Lenders of any claim, judgment, Lien or other encumbrance affecting any Property of Parent if the value of the claim, judgment, Lien, or other encumbrance affecting such Property shall exceed $1,000,000 or an aggregate of such claims in excess of $10,000,000.

         Section 8.03 Maintenance, Etc.

                  (a) Generally. Except as permitted under Section 9.09, each Obligor shall and shall cause each of its Subsidiaries to: preserve and maintain its organization existence and all of its material rights, privileges and franchises; keep books of record and account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and activities; comply with all Governmental Requirements if failure to comply with such requirements will have a Material Adverse Effect; pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its Property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained; upon reasonable notice, permit representatives of the Administrative Agent or any Lender, during normal business hours, to examine, copy and make extracts from its books and records, to inspect its Properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by such Lender or the Administrative Agent (as the case may be); and keep, or cause to be kept, insured by financially sound and reputable insurers all Property of a character usually insured by Persons engaged in the same or similar business similarly situated against loss or damage of the kinds and in the amounts customarily insured against by such Persons and carry such other insurance as is usually carried by such Persons including, without limitation, environmental risk insurance to the extent reasonably available.

                  (b) Proof of Insurance. Contemporaneously with the delivery of the financial statements required by Section 8.01(a) to be delivered for each year, the Borrower will furnish or cause to be furnished to the Administrative Agent and the Lenders a certificate of insurance coverage from the insurer in form and substance satisfactory to the Administrative Agent listing Administrative Agent as "loss payee" and, if requested, will furnish the Administrative Agent and the Lenders copies of the applicable policies.

                  (c) Oil and Gas Properties. Each Obligor will and will cause each of its Subsidiaries to, do or cause to be done all things reasonably necessary to preserve and keep in good repair, working order and efficiency all of its Oil and Gas Properties and other material Properties including, without limitation, all equipment, machinery and facilities, and from time to time will make all the reasonably necessary repairs, renewals and replacements so that at all times the state and condition of its Oil and Gas Properties and other material Properties will be fully preserved and maintained, except to the extent a portion of such Properties is no longer capable of producing Hydrocarbons in economically reasonable amounts. Each Obligor will and will cause each of its Subsidiaries to promptly: (i) pay and discharge, or make reasonable and customary efforts to cause to be paid and discharged, all delay rentals, royalties, expenses and indebtedness accruing under the leases or other agreements affecting or pertaining to its Oil and Gas Properties, (ii) perform or make reasonable and customary efforts to cause to be performed, in accordance with industry standards, the obligations required by each and all of the assignments, deeds, leases, sub-leases, contracts and agreements affecting its interests in its Oil and Gas Properties and other material Properties,
         (iii) will and will cause each Subsidiary to do all other things necessary to keep unimpaired, except for Liens described in Section 9.03, its rights with respect to its Oil and Gas Properties and other material Properties and prevent any forfeiture thereof or a default thereunder, except to the extent a portion of such Properties is no longer capable of producing Hydrocarbons in economically reasonable amounts and except for Transfers permitted by Section 9.18. Each Obligor will and will cause each of its Subsidiaries to operate its Oil and Gas Properties and other material Properties or cause or make reasonable and customary efforts to cause such Oil and Gas Properties and other material Properties to be operated in a careful and efficient manner in accordance with the practices of the industry and in compliance with all applicable contracts and agreements and in compliance in all material respects with all Governmental Requirements.

         Section 8.04 Environmental Matters.

                  (a) Establishment of Procedures. The Obligors will and will cause each of their Subsidiaries to establish and implement such procedures as may be reasonably necessary to continuously determine and assure that any failure of the following does not have a Material Adverse Effect: (i) all Property of the Obligors and their Subsidiaries and the operations conducted thereon and other activities of the Obligors and their Subsidiaries are in compliance with and do not violate the requirements of any Environmental Laws, (ii) no oil, hazardous substances or solid wastes are disposed of or otherwise released on or to any Property owned by any such party except in compliance with Environmental Laws, (iii) no hazardous substance will be released on or to any such Property in a quantity equal to or exceeding that quantity which requires reporting pursuant to Section 103 of CERCLA, and (iv) no oil, oil and gas exploration and production wastes or hazardous substance is released on or to any such Property so as to pose an imminent and substantial endangerment to public health or welfare or the environment.

                  (b) Notice of Action. The Obligors will promptly notify the Administrative Agent and the Lenders in writing of any threatened action, investigation or inquiry by any Governmental Authority of which any Obligor has knowledge in connection with any Environmental Laws, excluding routine testing and corrective action.

                  (c) Future Acquisitions. The Obligors will and will cause each of their Subsidiaries to provide environmental audits and tests in accordance with American Society for Testing and Materials standards as reasonably requested by the Administrative Agent and the Lenders (or as otherwise required to be obtained by the Administrative Agent or the Lenders by any Governmental Authority) in connection with any future acquisitions of Oil and Gas Properties or other material Properties.

         Section 8.05 Further Assurances. The Obligors will and will cause each of their Subsidiaries to cure promptly any defects in the creation and issuance of the Notes and the execution and delivery of the Security Instruments and this Agreement. The Obligors at their expense will and will cause each Subsidiary to promptly execute and deliver to the Administrative Agent upon request all such other documents, agreements and instruments to comply with or accomplish the covenants and agreements of the Obligors or any Subsidiary, as the case may be, in any Loan Document, or to further evidence and more fully describe the collateral intended as security for the Notes, or to correct any omissions in any Loan Document, or to state more fully the security obligations set out herein or in any Loan Document, or to perfect, protect or preserve any Liens created pursuant to any of the Security Instruments, or to make any recordings, to file any notices or obtain any consents, all as may be necessary or appropriate in connection therewith.

         Section 8.06 Performance of Obligations. The Borrower will pay the Notes according to the reading, tenor and effect thereof; the Guarantors will pay under the Guarantees according to the terms thereof, and the Obligors will and will cause each of their Subsidiaries to do and perform every act and discharge all of the obligations to be performed and discharged by them under this Agreement and any other Loan Document, at the time or times and in the manner specified.

         Section 8.07 Engineering Reports.

                  (a) Not less than 30 days prior to each Scheduled Borrowing Base Redetermination Date, commencing with the Scheduled Borrowing Base Redetermination to occur on or around December 1, 2002, the Borrower shall furnish to the Administrative Agent and the Lenders a Reserve Report. The Reserve Report of each year delivered in connection with the December 1 Scheduled Borrowing Base Redetermination shall be prepared by certified independent petroleum engineers or other independent petroleum consultant(s) acceptable to the Administrative Agent and the Reserve Report of each year delivered in connection with the June 1 Scheduled Borrowing Base Redetermination shall be prepared by or under the supervision of the chief engineer of the Obligors and for which a Responsible Officer shall certify such Reserve Report to be true and accurate and to have been prepared in accordance with the procedures used in the immediately proceeding December 1 Scheduled Borrowing Base Redetermination Reserve Report.

                  (b) In the event of an unscheduled redetermination, the Borrower shall furnish to the Administrative Agent and the Lenders a Reserve Report prepared by or under the supervision of the chief engineer of the Obligors together with the certificate of a Responsible Officer who shall certify such Reserve Report to be true and accurate and to have been prepared in accordance with the procedures used in the immediately preceding Reserve Report. For any unscheduled redetermination requested by the Lenders or the Borrower pursuant to
         Section 2.08(d)), the Borrower shall provide such Reserve Report with an "as of" date as required by the Lenders as soon as possible, but in any event no later than 30 days following the receipt of the request by the Administrative Agent.

                  (c) With the delivery of each Reserve Report, the Borrower shall provide, or cause to be provided, to the Administrative Agent and the Lenders, a certificate from a Responsible Officer certifying that, to the best of his knowledge and in all material respects: (i) the information contained in the Reserve Report and any other information delivered in connection therewith is true and correct, (ii) the Obligors and the Partnerships own good and marketable title to the Oil and Gas Properties evaluated in such Reserve Report and such Properties are free of all Liens except for Liens permitted by Section 9.03, (iii) except as set forth on an exhibit to the certificate, on a net basis there are no gas imbalances, take or pay or other prepayments with respect to its Oil and Gas Properties evaluated in such Reserve Report which would require any Obligor to deliver Hydrocarbons produced from such Oil and Gas Properties at some future time without then or thereafter receiving full payment therefor, (iv) none of Obligor's or and the Partnerships' Oil and Gas Properties have been sold since the date of the last Borrowing Base determination except as set forth on an exhibit to the certificate, which certificate shall list all of its Oil and Gas Properties sold and in such detail as reasonably required by the Administrative Agent, (v) attached to the certificate is a list of its Oil and Gas Properties added to and deleted from the immediately prior Reserve Report and a list showing any change in working interest or net revenue interest in its Oil and Gas Properties occurring and the reason for such change, (vi) attached to the certificate is a list of all Persons disbursing proceeds to the Obligors from their Oil and Gas Properties, and (vii) all of the Oil and Gas Properties evaluated by such Reserve Report are Mortgaged Property except as set forth on a schedule attached to the certificate.

         Section 8.08 Title Curative. The Obligors shall cure, or cause to be cured, any title defects or exceptions which are not Excepted Liens raised by such information, or substitute acceptable Mortgaged Properties with no title defects or exceptions except for Excepted Liens covering Mortgaged Properties of an equivalent value, within 30 days after a request by the Administrative Agent to cure such defects or exceptions.

         Section 8.09 Additional Collateral.

                  (a) Lien in Oil and Gas Properties. At all times hereunder that the Obligations remain unpaid, including whenever any Obligor acquires any additional Oil and Gas Properties or additional interests in existing Oil and Gas Properties, Obligors shall grant to the Administrative Agent for the benefit of the Lenders as security for the Indebtedness a first-priority Lien interest (subject only to Excepted Liens) covering at least 80% of the total value (based upon the most recent Reserve Report plus the value of Oil and Gas Properties acquired after the date of such Reserve Report determined on a basis consistent with the Reserve Report) of the Obligors' Oil and Gas Properties either directly under the Mortgages or indirectly under the pledge of their interests in the Partnerships. Such Lien will be created and perfected by and in accordance with the provisions of mortgages, deeds of trust, security agreements and financing statements, or other Security Instruments, all in form and substance satisfactory to the Administrative Agent in its sole discretion and in sufficient executed (and acknowledged where necessary or appropriate) counterparts for recording purposes.

                  (b) Title Information. Concurrently with the granting of the Lien or other action referred to in Section 8.07(a) above, the Borrower or such Obligor will provide to the Administrative Agent title information in form and substance satisfactory to the Administrative Agent in its sole discretion with respect to such Obligor's interests in such Oil and Gas Properties.

                  (c) Legal Opinions. Promptly after the filing of any new Security Instrument in any state, upon the request of the Administrative Agent, the Obligors will provide, or cause to be provided, to the Administrative Agent an opinion addressed to the Administrative Agent for the benefit of the Lenders in form and substance satisfactory to the Administrative Agent in its sole discretion from counsel acceptable to Administrative Agent, stating that the Security Instrument is valid, binding and enforceable in accordance with its terms and in legally sufficient form for such jurisdiction.

                  (d) Letters in Lieu.

                      (i) Upon request by Administrative Agent and Required Lenders, Borrower shall provide to Administrative Agent undated letters, in form of Exhibit F attached hereto, from Borrower to each purchaser of production and disburser of proceeds of production from or attributable to the Mortgaged Properties, along with sufficient copies of additional executed letters with the addressees left blank, authorizing and directing the addressees to make future payments attributable to production from the Mortgaged Properties directly to Administrative Agent for the ratable benefit of the Lenders.

                      (ii) Borrower hereby designates Administrative Agent as
                  its agent and attorney-in-fact, to act in their name, place, and stead for the purpose of completing and delivering any and all of the letters in lieu of division orders delivered by Borrower to Administrative Agent, including, without limitation, completing any blanks contained in such letter and attaching exhibits thereto describing the relevant Collateral. The Borrower hereby ratifies and confirms all that Administrative Agent shall lawfully do or cause to be done by virtue of this power of attorney and the rights granted with respect to such power of attorney. This power of attorney is coupled with the interest of Administrative Agent in the Collateral, shall commence and be in full force and effect as of the Closing Date and shall remain in full force and effect and shall be irrevocable so long as any Obligation remains outstanding or unpaid or any Commitment exists. The powers conferred on Administrative Agent by this appointment are solely to protect the interests of Administrative Agent and each of the Lenders under the Loan Documents and shall not impose any duty upon Administrative Agent to exercise any such powers. Administrative Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and shall not be responsible to Borrower or any other Person for any act or failure to act with respect to such powers, except for gross negligence or willful misconduct.

                      (iii) Until such time as Administrative Agent shall notify
                  Obligors to the contrary, Obligors shall be entitled to receive from the purchasers or disbursers of production all such proceeds of runs, subject however to the liens created under the Security Instruments. Upon the occurrence and during the continuance of a Default or such other time as Administrative Agent shall in its discretion so elect, Administrative Agent may deliver to the addressees the letters-in-lieu described in Subsection 8.09(d)(i) above and may exercise all rights and remedies granted under the Security Instruments, including the right to obtain possession of all proceeds of runs then held by Obligors or to receive directly from the purchaser or disburser of production all other proceeds of runs.

                      (iv) In no case shall any failure, whether purposed or
                  inadvertent, by Administrative Agent to collect directly any such proceeds of runs constitute in any way a waiver, remission or release of any of its rights under the Security Instruments, nor shall any release of any other proceeds of runs or of any rights of Administrative Agent to collect other proceeds of runs thereafter.

                  (e) Subordination of Obligor's Liens.

                      (i) Each Obligor hereby subordinates and assigns in favor
                  of Administrative Agent for the benefit of the Lenders any and all liens, statutory or otherwise and any rights of offset contractual or otherwise it has or may have in the future against such Obligors' interests in the Mortgaged Properties or in the Oil and Gas Properties and revenues attributable to its interest therein, including the Contracts and Records (defined below).

                      (ii) Any officer or employee of Administrative Agent is
                  expressly granted the right at its option upon not less than one (1) Business Day's notice, to visit and inspect (a) each Obligors' offices, including all books and records, farmout agreements, area of mutual interest agreements, development agreements, geologic and geophysical survey agreements, operating agreements, contracts and other agreements that relate to any of the Mortgaged Properties or in the Oil and Gas Properties, seismic, geological and geophysical, drilling and production data and records, all accounting records, joint interest billing records, division order records, land files, and contracts and records referring to the production, sale, purchase, exchange or processing of Hydrocarbons whether such data, information or agreements are in written form or electronic format (the "Contracts and Records"), and to examine, take copies and extracts therefrom, and (b) any of the Mortgaged Properties.

                      (iii) Following the occurrence and during the continuance
                  of an Event of Default, each Obligor acknowledges that the Administrative Agent is expressly granted the right to exercise any and all liens, statutory or otherwise, rights of offset or recoupment it has and to receive the monies, income, proceeds, or benefits attributable to the sale of Oil and Gas produced from or attributable to the Mortgaged Properties, to hold the same as security for the Indebtedness and to apply it on the principal and interest or other amounts owing on any of the Indebtedness, whether or not then due, in such order or manner as Administrative Agent may elect.

                      (iv) In the event of a foreclosure, deed in lieu, or other transfer of record or beneficial ownership or operations of the Mortgaged Properties, each Obligor, as bailee, agrees to cooperate and assist Administrative Agent and its officers, agents and counsel in the peaceful transfer and delivery of such Contracts and Records to such party or parties as Administrative Agent may in writing direct.

                      (v) Following the occurrence and during the continuance of a Default or Event of Default and within thirty (30) days after receipt of notice from Administrative Agent, Obligors will relinquish their respective rights to operate the Properties of Obligors to the Administrative Agent or its designee.

                  (f) Pledge of Partnerships. Borrower shall and shall cause each of its Wholly Owned Subsidiaries to pledge all of its interest in any Partnership (other than Atlas Pipeline or Atlas Pipeline Partners, G.P., LLC) and to provide such information about such Partnership as Lenders may reasonably request.

                  (g) Subordination of Intercompany Debt. Any Intercompany Notes or advances of any Obligor howsoever evidenced by journal entries or otherwise now or hereafter owed to or held by any other Obligor are hereby subordinated to the Indebtedness of such other Obligor to the Lenders, and any document or instrument evidencing such loans or advances shall contain a legend giving notice of such subordination. Any Intercompany Notes or advances of any other Obligor due to such Obligor, if the Administrative Agent so requests, shall be collected, enforced and received by such Obligor as trustee for the Lenders and be paid over to the Administrative Agent for the account of the Lenders on account of the Indebtedness but without affecting in any manner the liability of such Obligor under the other provisions of this Agreement or any other Loan Document. Any Lien, claim, right or other encumbrance on any property of any Obligor in favor of any other Obligor is hereby subordinated in all respects to the Liens granted to the Administrative Agent for the benefit of the Lenders.

                  (h) Parent Guaranty. Parent is a party hereto and joins in the execution of this Agreement to evidence Parent's agreement that Parent shall duly execute and deliver to Administrative Agent the Parent Guaranty guaranteeing payment of the Indebtedness in substantially the form of the Parent Guaranty attached hereto as Exhibit G attached hereto and shall secure said Guaranty under the of Parent Pledge in substantially the form of Exhibit H attached hereto promptly once all of Existing Senior Notes have been redeemed or otherwise amended to permit Parent to guarantee the Obligations under the Parent Guaranty and secure such guarantee as provided in the Parent Pledge.

         Section 8.10 Corporate Identity. The Borrower shall or cause to be done (or refrain from doing or causing to be done, as the case may be) all things necessary to ensure that the separate legal identity of the Borrower will at all times be respected and that neither the Borrower nor any of its Subsidiaries will be liable for any obligations, contractual or otherwise, of the Parent or any other entity in which the Parent owns any equity interest (other than the Borrower and its Subsidiaries), except as permitted by Sections 9.01 (c), (h) or
Section 9.04(f). Without limiting the foregoing, the Borrower will (a) observe, and cause the Parent to observe, all requirements, procedures and formalities necessary or advisable in order that the Borrower will for all purposes be considered a validly existing corporation separate and distinct from the Parent and the Parent's Subsidiaries other than Borrower and its Subsidiaries, (b) not permit any commingling of the assets of the Parent or any of the Parent's Subsidiaries other than Borrower and its Subsidiaries with assets of the Borrower or any of its Subsidiaries which would prevent such assets of the Parent or any of the Parent's Subsidiaries other than Borrower and its Subsidiaries from being readily distinguished from the assets of the Borrower and its Subsidiaries and (c) take reasonable and customary actions to ensure that creditors of the Parent and the Parent's Subsidiaries other than Borrower and its Subsidiaries are aware that each such Person is an entity separate and distinct from the Borrower and its Subsidiaries.

         Section 8.11 ERISA Information and Compliance. The Obligors will promptly furnish and will cause the Subsidiaries and any ERISA Affiliate to promptly furnish to the Administrative Agent with sufficient copies to the Lenders (i) promptly after the filing thereof with the United States Secretary of Labor, the Internal Revenue Service or the PBGC, copies of each annual and other report with respect to each Plan or any trust created thereunder, (ii) immediately upon becoming aware of the occurrence of any ERISA Event or of any "prohibited transaction," as described in section 406 of ERISA or in section 4975 of the Code, in connection with any Plan or any trust created thereunder, a written notice signed by a Responsible Officer specifying the nature thereof, what action the Obligors, the Subsidiary or the ERISA Affiliate is taking or proposes to take with respect thereto, and, when known, any action taken or proposed by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto, and (iii) immediately upon receipt thereof, copies of any notice of the PBGCs intention to terminate or to have a trustee appointed to administer any Plan. With respect to each Plan (other than a Multiemployer
Plan), the Obligors will, and will cause each Subsidiary and ERISA Affiliate to,
(i) satisfy in full and in a timely manner, without incurring any late payment or underpayment charge or penalty and without giving rise to any lien, all of the contribution and funding requirements of section 412 of the Code (determined without regard to subsections (d), (e), (f) and (k) thereof) and of section 302 of ERISA (determined without regard to sections 303, 304 and 306 of ERISA), and
(ii) pay, or cause to be paid, to the PBGC in a timely manner, without incurring any late payment or underpayment charge or penalty, all premiums required pursuant to sections 4006 and 4007 of ERISA.

                                   ARTICLE IX

                               Negative Covenants

         The Obligors covenant and agree that, so long as any of the Commitments are in effect and until payment in full of Loans hereunder, all interest thereon and all other amounts payable by the Obligors hereunder, without the prior written consent of the Majority Lenders:

         Section 9.01 Debt. None of the Obligors will incur, create, assume or permit to exist any Debt, except:

                  (a) the Notes or other Indebtedness or any guaranty of or suretyship arrangement for the Notes or other Indebtedness;

                  (b) Debt of the Borrower disclosed in Schedule 9.01, and any renewals or extensions (but not increases) thereof;

                  (c) Debt of Parent (i) evidenced by the Existing Senior Notes,
         (ii) to the extent the Existing Senior Notes are redeemed and replaced by the Senior Notes, Debt of the Parent evidenced by the Senior Notes not to exceed $175,000,000, and guarantees thereof by Borrower and certain Subsidiary Obligors under the Senior Notes Guarantee(s) all on terms acceptable to the Administrative Agent, and (iii) other Debt of Parent and its Subsidiaries (excluding Subsidiary Obligors and their Subsidiaries) to the extent same is not guaranteed or secured by Property of Subsidiary Obligors or their Subsidiaries;

                  (d) accounts payable (for the deferred purchase price of Property or services) from time to time incurred in the ordinary course of business which, if greater than 90 days past the invoice or billing date, are being contested in good faith by appropriate proceedings if reserves adequate under GAAP shall have been established therefor;

                  (e) Debt under leases permitted under Section 9.08;

                  (f) Debt associated with bonds or surety obligations pursuant to Governmental Requirements in connection with the operation of any Obligor's Oil and Gas Properties;

                  (g) Debt of the Obligors under Hedging Agreements permitted under Section 9.02;

                  (h) Intercompany Debt owed by a Wholly Owned Subsidiary to the Borrower or to another Obligor, or by the Borrower or another Obligor to a Wholly Owned Subsidiary, provided, that, in each such case such Intercompany Debt in excess of $250,000 is (i) evidenced by an Intercompany Note which has been pledged to secure the Obligations and is in the possession of the Administrative Agent, (ii) provided that the applicable rate of interest under any loans from Parent to any Subsidiary Obligor shall not exceed the Base Rate plus Applicable Margin then in effect, and (iii) subordinated to the Obligations upon terms and conditions satisfactory to the Administrative Agent;

                  (i) Debt evidenced by $25,000 Letter of Credit No. 46887_1C issued by PNC Bank to the Travelers Indemnity Company dated July 31, 1985 and $250,000 Letter of Credit issued by PNC Bank to Hartford Fire Insurance Company dated July 25, 2001;

                  (j) Debt of the Subsidiary Obligors not otherwise described under subparagraphs (a) through (i) above not to exceed $2,000,000 in the aggregate; and

         Section 9.02 Hedging Agreements. Subsidiary Obligors shall not and shall not permit their Subsidiaries to enter into or in any manner be liable on any Hedging Agreement except:

                  (a) Hedging Agreements entered into with the purpose and effect of fixing prices on oil and/or gas expected to be produced by such Person provided that at all times: (1) no such contract shall be for speculative purposes; (2) no such contract fixes a price for a term of more than twenty-four
(24) months; (3) no such contract, when aggregated with all Hedging Agreements permitted hereunder requires such Person to deliver more than 75% of total estimated Oil and Gas to be produced in any month from the Oil and Gas Properties classified as proved developed producing on the most recent Reserve Report; (4) the agreements documenting such Hedging Agreements do not contain any provision exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party; and (5) each such contract shall be with the Administrative Agent, or any of the Lenders or their Affiliates, or with a counterparty or have a guarantor of the obligation of the counterparty who, at the time the contract is made, has long-term obligations rated AA or Aa2 or better, respectively, by Standard & Poor's Corporation or Moody's Investors Services, Inc. (or a successor credit rating agency).

                  (b) Hedging Agreements entered into with the purpose and effect of fixing interest rates on a principal amount of the Notes of the Borrower that is accruing interest at a variable rate, provided that (1) no such contract shall be for speculative purposes; (2) the floating rate index of each such contract generally matches the index used to determine the floating rates of interest on the corresponding Indebtedness of the Borrower to be hedged by such contract; (3) the aggregate notional amount of such Hedging Agreements shall not exceed seventy-five percent (75%) of the principal outstanding under the Notes; (4) the tenor of each such contract shall not extend beyond the Revolving Credit Termination Date; and (5) each such contract shall be with a Lender or with a counterparty or have a guarantor of the obligation of the counterparty who, at the time the contract is made, has long-term obligations rated AA or Aa2 or better, respectively, by Standard & Poor's Corporation or Moody's Investors Services, Inc. (or a successor credit rating agency).

                  (c) In the event the Borrower enters into a Hedging Agreement with any of the Lenders, the Contingent Obligation evidenced under such Hedging Agreement shall not be applied against such Lender's Commitment nor against the Borrowing Base Utilization. Any Indebtedness incurred under any Hedging Agreement with any Lender shall be treated as an Obligation pari passu with all Obligations otherwise incurred hereunder or under the other Loan Documents and shall be secured under the Security Instruments.

         Section 9.03 Liens. None of the Subsidiary Obligors nor any of their Subsidiaries (other than Atlas Pipeline) will create, incur, assume or permit to exist any Lien on any of its Properties (now owned or hereafter acquired), except:

                  (a) Liens securing the payment of any Indebtedness;

                  (b) Excepted Liens;

                  (c) Liens securing leases allowed under Section 9.08, but only on the Property under lease; and

                  (d) Liens on cash or securities of an Obligor securing the Debt described in Section 9.01(f) and (i).

         Section 9.04 Investments, Loans and Advances. None of the Subsidiary Obligors nor any of their Subsidiaries will make or permit to remain outstanding any loans or advances to or investments in any Person, except that the foregoing restriction shall not apply to:

                  (a) accounts receivable arising in the ordinary course of business;

                  (b) direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof, in each case maturing within one year from the date of creation thereof;

                  (c) commercial paper maturing within one year from the date of creation thereof rated in the highest grade by Standard & Poor's Corporation or Moody's Investors Service, Inc.;

                  (d) deposits maturing within one year from the date of creation thereof with, including certificates of deposit issued by, any Lender or any office located in the United States of any other bank or trust company which is organized under the laws of the United States or any state thereof, has capital, surplus and undivided profits aggregating at least $100,000,000.00 (as of the date of such Lender's or bank or trust company's most recent financial reports) and has a short term deposit rating of no lower than A2 or P2, as such rating is set forth from time to time, by Standard & Poor's Corporation or Moody's Investors Service, Inc., respectively;

                  (e) deposits in money market funds investing exclusively in investments described in Section 9.04(c), or 9.04(d);

                  (f) investments, loans or advances in or to the Borrower or any Subsidiary permitted under Section 9.01(g); and

                  (g) other investments, loans or advances not to exceed in the aggregate $2,000,000.

         Section 9.05 Dividends, Distributions and Redemptions. The Borrower will not declare or pay any dividend, purchase, redeem or otherwise acquire for value any of its stock now or hereafter outstanding, return any capital to its stockholders or make any distribution of its assets to its stockholders if an Event of Default has occurred and is continuing or would occur as a result of such distribution or to the extent such distribution plus any prior distributions after the Closing Date exceeds the Cumulative Net Income Amount.

         Section 9.06 Sales and Leasebacks. None of the Subsidiary Obligors nor any of their Subsidiaries will enter into any arrangement, directly or indirectly, with any Person whereby any such Obligor or Subsidiary shall sell or transfer any of its Property, whether now owned or hereafter acquired, and whereby such Obligor or Subsidiary shall then or thereafter rent or lease as lessee such Property or any part thereof or other Property which such Obligor or Subsidiary intends to use for substantially the same purpose or purposes as the Property sold or transferred.

         Section 9.07 Nature of Business. None of the Subsidiary Obligors nor any of their Subsidiaries will allow any material change to be made in the character of its business or the business of the Partnerships as an independent oil and gas exploration and production company. None of the Subsidiary Obligors shall materially amend, waive or modify any of their Material Agreements in any manner that could reasonably be expected to cause any material and adverse effect on the Administrative Agent's and the Lenders' interests in the collateral securing the Indebtedness, or the Administrative Agents' or the Lenders' ability to enforce their rights and remedies under this Agreement or any other Loan Document, at law or in equity.

         Section 9.08 Limitation on Leases. None of the Subsidiary Obligors nor any of their Subsidiaries will create, incur, assume or permit to exist any obligation for the payment of rent or hire of Property of any kind whatsoever (real or personal including capital leases, but excluding leases of Hydrocarbon Interests), under leases or lease agreements which would cause the aggregate amount of all payments made by such Subsidiary Obligors and their Subsidiaries pursuant to all such leases or lease agreements to exceed $2,000,000 in any period of twelve consecutive calendar months during the life of such leases.

         Section 9.09 Mergers, Etc. None of the Subsidiary Obligors will, nor will any such Subsidiary Obligor permit any of its Subsidiaries to, merge into or with or consolidate with any other Person, or liquidate, sell, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its Property or assets (whether now owned or hereafter acquired) to or in favor of any other Person, except, so long as no Default exists or would result therefrom, (i) any Subsidiary may merge with (A) the Borrower, provided the Borrower shall be the continuing or surviving Person, or (B) any one or more other Subsidiaries, provided that when any Subsidiary Obligor is merging with another Subsidiary, the Subsidiary Obligor shall be the continuing or surviving Person, and (ii) any Subsidiary may dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Borrower or to another Subsidiary; provided if the transferor in such a transaction is a Guarantor, then the transferee must either be the Borrower or a Guarantor.

         Section 9.10 Proceeds of Notes and Letters of Credit. The Borrower will not permit the proceeds of the Notes or Letters of Credit to be used for any purpose other than those permitted by Section 7.07. Neither the Borrower nor any Person acting on behalf of the Borrower has taken or will take any action which might cause any of the Loan Documents to violate Regulation T, U or X or any other regulation of the Board of Governors of the Federal Reserve System or to violate Section 7 of the Securities Exchange Act of 1934 or any rule or regulation thereunder, in each case as now in effect or as the same may hereinafter be in effect.

         Section 9.11 ERISA Compliance. The Subsidiary Obligors will not at any time:

                  (a) Engage in, or permit any Subsidiary or ERISA Affiliate to engage in, any transaction in connection with which any Obligor, any Subsidiary or any ERISA Affiliate could be subjected to either a civil penalty assessed pursuant to section 502(c), (i) or (1) of ERISA or a tax imposed by Chapter 43 of Subtitle D of the Code;

                  (b) Terminate, or permit any Subsidiary or ERISA Affiliate to terminate, any Plan in a manner, or take any other action with respect to any Plan, which could result in any liability to any Obligor, any Subsidiary or any ERISA Affiliate to the PBGC;

                  (c) Fail to make, or permit any Subsidiary or ERISA Affiliate to fail to make, full payment when due of all amounts which, under the provisions of any Plan, agreement relating thereto or applicable law, any Obligor, a Subsidiary or any ERISA Affiliate is required to pay as contributions thereto;

                  (d) Permit to exist, or allow any Subsidiary or ERISA Affiliate to permit to exist, any accumulated funding deficiency within the meaning of Section 302 of ERISA or section 412 of the Code, whether or not waived, with respect to any Plan;

                  (e) Permit, or allow any Subsidiary or ERISA Affiliate to permit, the actuarial present value of the benefit liabilities under any Plan maintained by any Obligor, any Subsidiary or any ERISA Affiliate which is regulated under Title IV of ERISA to exceed the cur-rent value of the assets (computed on a plan termination basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities. The term "actuarial present value of the benefit liabilities" shall have the meaning specified in section 4041 of ERISA;

                  (f) Contribute to or assume an obligation to contribute to, or permit any Subsidiary or ERISA Affiliate to contribute to or assume an obligation to contribute to, any Multiemployer Plan;

                  (g) Acquire, or permit any Subsidiary or ERISA Affiliate to acquire, an interest in any Person that causes such Person to become an ERISA Affiliate with respect to any Obligor, any Subsidiary or any ERISA Affiliate if such Person sponsors, maintains or contributes to, or at any time in the six-year period preceding such acquisition has sponsored, maintained, or contributed to, (1) any Multiemployer Plan, or (2) any other Plan that is subject to Title IV of ERISA under which the actuarial present value of the benefit liabilities under such Plan exceeds the current value of the assets (computed on a plan termination basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities;

                  (h) Incur, or permit any Subsidiary or ERISA Affiliate to incur, a liability to or on account of a Plan under sections 515, 4062, 4063, 4064, 4201 or 4204 of ERISA;

                  (i) Contribute to or assume an obligation to contribute to, or permit any Subsidiary or ERISA Affiliate to contribute to or assume an obligation to contribute to, any employee welfare benefit plan, as defined in section 3(l) of ERISA, including, without limitation, any such plan maintained to provide benefits to former employees of such entities, that may not be terminated by such entities in their sole discretion at any time without any material liability; or

                  (j) Amend or permit any Subsidiary or ERISA Affiliate to amend, a Plan resulting in an increase in current liability such that any Obligor, any Subsidiary or any ERISA Affiliate is required to provide security to such Plan under section 401 (a)(29) of the Code.

         Section 9.12 Sale or Discount of Receivables. None of the Subsidiary Obligors nor any Subsidiary will discount or sell (with or without recourse) any of its notes receivable or accounts receivable.

         Section 9.13 Current Ratio. The Borrower will not permit the ratio of
(i) current assets (including any unused amount under the Borrowing Base) to
(ii) current liabilities (excluding current maturities of the Notes and the advance payments received by the Borrower for the drilling and completion of oil and gas wells which are classified as current liabilities) for the Borrower to be less than 1.0 to 1.0 at the end of any quarter.

         Section 9.14 Funded Debt to EBITDA. The Borrower will not permit the ratio of Funded Debt to EBITDA of the Borrower as of the end of any fiscal quarter of the Borrower (calculated quarterly based upon the four most recently completed quarters) to be more than 3.00 to 1.00. For purposes of calculating the ratio of Funded Debt to EBITDA, Borrower shall exclude Funded Debt of Borrower owed to Parent.

         Section 9.15 Tangible Net Worth. The Borrower will maintain at all times a Consolidated Tangible Net Worth in an amount not less than the sum of
(i) $20,500,000.00, plus (ii) fifty percent (50%) of Consolidated Net Income after March 31, 2002, on a cumulative basis (provided that no negative adjustment will be made in the event that Consolidated Net Income is a deficit figure for such period).

         Section 9.16 Parent's Consolidated Interest Coverage Ratio. Parent will not permit its Consolidated Interest Coverage Ratio as of the end of any fiscal quarter of Parent beginning June 30, 2002 (calculated upon the four most recently completed fiscal quarters, quarterly at the end of each fiscal quarter) to be less than 1.75 to 1.00 provided that for purposes of this calculation Parent's EBITDA shall exclude any accretion of discounts in Parent's real estate operations.

         Section 9.17 Payment on Intercompany Debt to Parent. For so long as no Event of Default exists and is continuing or would occur as a result of such payment, (i) to the extent Parent pays federal income taxes on a consolidated basis, the Borrower may pay quarterly payments on its Intercompany Debt to Parent in a principal amount up to Borrower's calculated federal income tax liability on an unconsolidated basis for such quarterly tax period, and (ii) the Borrower may make principal and/or interest payments on its Intercompany Debt to Parent in an amount not to exceed accrued interest as of the date of such payment then owing on the Existing Senior Notes and Senior Notes (to the extent permitted under Section 9.01(c)).

         Section 9.18 Sale of Oil and Gas Properties. The Subsidiary Obligors will not, and will not permit any of their Subsidiaries to, Transfer any Oil and Gas Property or any interest in any Oil and Gas Property to any Person other than Obligors for which value was given in the most recent Borrowing Base redetermination in excess of $250,000 in the aggregate and no Default exists. Borrower may sell, transfer and/or convert its general partner interest in Atlas Pipeline subject to receipt of at least $15,000,000 net proceeds from the sale of Borrower's general partner interest therein.

         Section 9.19 Environmental Matters. None of the Obligors nor any Subsidiary will cause or permit any of its Property to be in violation of, or do anything or permit anything to be done which will subject any such Property to any remedial obligations under any Environmental Laws, assuming disclosure to the applicable Governmental Authority of all relevant facts, conditions and circumstances, if any, pertaining to such Property where such violations or remedial obligations would have a Material Adverse Effect.

         Section 9.20 Transactions with Affiliates. None of the Subsidiary Obligors nor any of their Subsidiaries will enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of Property or the rendering of any service, with any Affiliate unless such transactions are otherwise permitted under this Agreement, are in the ordinary course of its business and are upon fair and reasonable terms no less favorable to it than it would obtain in a comparable arm's length transaction with a Person not an Affiliate.

         Section 9.21 Subsidiaries. The Subsidiary Obligors shall not, and shall not permit any of their Subsidiaries to, create any additional Subsidiaries that do not become Guarantors hereunder. The Subsidiary Obligors shall not and shall not permit any of their Subsidiaries to sell or to issue any stock or ownership interest of a Subsidiary, except to any Subsidiary Obligor and except in compliance with Section 9.04. The Subsidiary Obligors shall not, and shall not permit any of their Subsidiaries to, create any new Partnerships other than drilling fund limited partnerships on terms substantially similar to the Partnerships set forth on Schedule 7.14.

         Section 9.22 Negative Pledge Agreements. None of the Subsidiary Obligors nor any of their Subsidiaries will create, incur, assume or permit to exist any contract, agreement or understanding (other than this Agreement and the Security Instruments) which in any way prohibits or restricts the granting, conveying, creation or imposition of any Lien on any of its Property or restricts any Subsidiary from paying dividends to the Borrower, or which requires the consent of or notice to other Persons in connection therewith.

         Section 9.23 Gas Imbalances, Take-or-Pay or Other Prepayments. The Subsidiary Obligors will not allow gas imbalances, take-or-pay or other prepayments with respect to the Oil and Gas Properties of the Subsidiary Obligors which would require the Subsidiary Obligors to deliver in the aggregate five percent (5%) or more of their Hydrocarbons produced on a monthly basis from such Oil and Gas Properties at some future time without then or thereafter receiving full payment therefor.

         Section 9.24 Accounting Changes. Borrower shall not and shall not permit any Subsidiary to make any significant change in accounting treatment or reporting practices except as required by GAAP, or change the fiscal year of the Borrower or any Subsidiary.

                                    ARTICLE X

                           Events of Default; Remedies

         Section 10.01 Events of Default. One or more of the following events shall constitute an "Event of Default":

                  (a) the Borrower shall default in the payment or prepayment when due of any principal of or interest on any Loan, or any reimbursement obligation for a disbursement made under any Letter of Credit, or any fees or other amount payable by it hereunder or under any Security Instrument; or

                  (b) any Obligor or any Subsidiary shall default in the payment when due of any principal of or interest on any of its other Debt aggregating $500,000 or more, or any event specified in any note, agreement, indenture or other document evidencing or relating to any such Debt shall occur if the effect of such event is to cause, or (with the giving of any notice or the lapse of time or both) to permit the holder or holders of such Debt (or a trustee or agent on behalf of such holder or holders) to cause, such Debt to become due prior to its stated maturity; or

                  (c) any representation, warranty or certification made or deemed made herein or in any Loan Document by any Obligor or any Subsidiary, or any certificate furnished to any Lender or the Administrative Agent pursuant to the provisions hereof or any Security Instrument, shall prove to have been false or misleading as of the time made or furnished in any material respect; or

                  (d) any Obligor shall default in the performance of any of its obligations under Article IX or any other Article of this Agreement other than under Article VIII; or any Obligor shall default in the performance of any of its obligations under Article VIII or under any Loan Document to which it is a party (other than the payment of amounts due which shall be governed by Section 10.01(a)) and such default shall continue unremedied for a period of thirty (30) days following the occurrence thereof; or

                  (e) any Obligor shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due; or

                  (f) any Obligor shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect), (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, liquidation or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Federal Bankruptcy Code, or (vi) take any corporate action for the purpose of effecting any of the foregoing; or

                  (g) a proceeding or case shall be commenced, without the application or consent of any Obligor, in any court of competent jurisdiction, seeking (i) its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of such Obligor of all or any substantial part of its assets, or
         (iii) similar relief in respect of such Obligor under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 days; or (iv) an order for relief against any Obligor shall be entered in an involuntary case under the Federal Bankruptcy Code; or

                  (h) a judgment or judgments for the payment of money in excess of $250,000 in the aggregate shall be rendered by a court against any Subsidiary Obligor and/or in excess of $1,000,000 against Parent and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within the period of time prescribed by applicable rules of civil procedure in which to perfect an appeal thereof and such Obligor shall not, within said period, or such longer period during which execution of the same shall have been stayed, or an appeal therefrom shall cause the execution thereof to be stayed during such appeal; or

                  (i) the Loan Documents after delivery thereof shall for any reason, except to the extent permitted by the terms thereof, cease to be in full force and effect and valid, binding and enforceable in accordance with their terms, or, with respect to the Security Instruments, cease to create a valid and perfected Lien of the priority required thereby on any of the collateral purported to be covered thereby, except to the extent permitted by the terms of this Agreement, or any Obligor shall so state in writing; or

                  (j) an event having a Material Adverse Effect shall occur; or

                  (k) a Change of Control occurs; provided, any Change of Control that occurs as a result of a Permitted Merger shall not constitute a Default; or

                  (1) an "Event of Default" as defined thereunder shall occur under any of the documents creating, evidencing or otherwise executed in connection with the Senior Notes; or

                  (m) any Obligor conceals any of its Property with the intent to hinder, delay or defraud any Lender, the Issuing Bank, or the Administrative Agent with respect to their rights in the Mortgaged Property or any other Property of the Obligors.

         Section 10.02 Remedies.

                  (a) In the case of an Event of Default other than one referred to in clauses (e), (f) or (g) of Section 10.01 or in clause (l) to the extent it relates to clauses (e), (f) or (g), the Administrative Agent, upon request of the Majority Lenders, shall, by notice to the Borrower, cancel the Commitments (in whole or part) and/or declare the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by the Borrower hereunder and under the Notes (including without limitation the payment of cash collateral to secure the LC Exposure as provided in Section 2.10(b)) to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other formalities of any kind, all of which are hereby expressly waived by the Borrower.

                  (b) In the case of the occurrence of an Event of Default referred to in clauses (e), (f) or (g) of Section 10.01 or in clause
         (l) to the extent it relates to clauses (e), (f) or (g), the Commitments shall be automatically canceled and the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by the Borrower hereunder and under the Notes (including without limitation the payment of cash collateral to secure the LC Exposure as provided in Section 2.10(b)) shall become automatically immediately due and payable without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other formalities of any kind, all of which are hereby expressly waived by the Borrower.

                  (c) All proceeds received after maturity of the Notes, whether by acceleration or otherwise shall be applied first to reimbursement of expenses and indemnities provided for in this Agreement and the Security Instruments; second to accrued interest on the Notes; third to fees; fourth pro rata to principal outstanding on the Notes and other Indebtedness; fifth to serve as cash collateral to be held by the Administrative Agent to secure the LC Exposure; and any excess shall be paid to the Borrower or as otherwise required by any Governmental Requirement.

         Section 10.03 Present Assignment of Interests.

         (a) Notwithstanding that, under Article III of the Mortgages, the Obligors thereto have unconditionally assigned to Administrative Agent for the ratable benefit of the Lenders all of the proceeds of runs accruing to the Mortgaged Properties covered thereby:

                  (i) Until such time as Administrative Agent shall notify such Obligors to the contrary, Obligors shall be entitled to receive from the purchasers or disbursers of production all such proceeds of runs, subject however to the liens created under the Mortgages, which liens are hereby affirmed and ratified. Automatically upon an Event of Default under Section 10.01(f) or (g) and upon the occurrence and during the continuance of any other Event of Default, Administrative Agent may exercise all rights and remedies granted under the Mortgages, including the right to obtain possession of all proceeds of runs then held by Obligors or to receive directly from the purchasers or disbursers of production all other proceeds of runs.

                  (ii) In no case shall any failure, whether purposed or inadvertent, by Administrative Agent to collect directly any such proceeds of runs constitute in any way a waiver, remission or release of any of its rights under the Mortgages, nor shall any release of any other proceeds of runs or of any rights of Administrative Agent to collect other proceeds of runs thereafter.

                  (iii) Borrower will upon the instruction of Administrative Agent join with Administrative Agent in notifying, in writing and accompanied (if necessary) by certified copies of the Mortgages, the purchasers or disbursers of production, produced from the Mortgaged Properties, of the existence of the Mortgages, and instructing that all proceeds of runs be paid directly to Administrative Agent for the ratable benefit of the Lenders.

                  (b) Notwithstanding that, under Article VIII of the Pledge, Assignment and Security Agreement executed by each of the Borrower and Subsidiary Obligors (and, when executed by Parent, under the Parent Pledge), as "Debtor" thereto (herein collectively the "Pledges"), such parties have unconditionally assigned to Administrative Agent for the ratable benefit of the Lenders all of the dividends, interest, or other "Distributions" (as defined therein) paid or payable in respect of the Collateral covered thereby:

                  (i) Until such time as Administrative Agent shall notify such Obligors to the contrary, Obligors shall be entitled to receive and retain all such Distributions , subject however to the security interests created under the Pledges, which liens are hereby affirmed and ratified. Automatically upon an Event of Default under Section 10.01(f) or (g) and upon the occurrence and during the continuance of any other Event of Default, Administrative Agent may exercise all rights and remedies granted under the Pledges, including the right to obtain possession of all Distributions then held by Obligors or to receive directly from the Subsidiaries and Partnerships making such payments all future Distributions attributable to the Collateral.

                  (ii) In no case shall any failure, whether purposed or inadvertent, by Administrative Agent to collect directly any such Distributions constitute in any way a waiver, remission or release of any of its rights under the Pledges, nor shall any release of any other Distributions or of any rights of Administrative Agent to collect other Distributions thereafter.

                  (iii) Borrower will upon the instruction of Administrative Agent join with Administrative Agent in notifying in writing to the entities responsible for making such Distributions of the existence of the Pledges, and instructing that all Distributions be paid directly to Administrative Agent for the ratable benefit of the Lenders.



                                   ARTICLE XI

                            The Administrative Agent

         Section 11.01 Appointment, Powers and Immunities. Each Lender hereby irrevocably appoints and authorizes the Administrative Agent to act as its agent hereunder and under the Security Instruments with such powers as are specifically delegated to the Administrative Agent by the terms of this Agreement and the Security Instruments, together with such other powers as are reasonably incidental thereto. The Administrative Agent (which term as used in this sentence and in Section 11.05 and the first sentence of Section 11.06 shall include reference to its Affiliates and its and its Affiliates' officers, directors, employees, attorneys, accountants, experts and agents): (i) shall have no duties or responsibilities except those expressly set forth in the Loan Documents, and shall not by reason of the Loan Documents be a trustee or fiduciary for any Lender; (ii) makes no representation or warranty to any Lender and shall not be responsible to the Lenders for any recitals, statements, representations or warranties contained in this Agreement, or in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement, or for the value, validity, effectiveness, genuineness, execution, effectiveness, legality, enforceability or sufficiency of this Agreement, any Note or any other document referred to or provided for herein or for any failure by any of the Obligors or any other Person (other than the Administrative Agent) to perform any of its obligations hereunder or thereunder or for the existence, value, perfection or priority of any collateral security or the financial or other condition of the Borrower, its Subsidiaries or any other obligor or guarantor; (iii) except pursuant to Section 11.07 shall not be required to initiate or conduct any litigation of collection proceedings hereunder; and (iv) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other document or instrument referred to or provided for herein or in connection herewith including its own ordinary negligence, except for its own gross negligence or willful misconduct. The Administrative Agent may employ agents, accountants, attorneys and experts and shall not be responsible for the negligence or misconduct of any such agents, accountants, attorneys or experts selected by it in good faith or any action taken or omitted to be taken in good faith by it in accordance with the advice of such agents, accountants, attorneys or experts. The Administrative Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof permitted hereunder shall have been filed with the Administrative Agent. The Administrative Agent is authorized to release any collateral that is permitted to be sold or released pursuant to the terms of the Loan Documents.

         Section 11.02 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telex, telecopier, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Administrative Agent.

         Section 11.03 Defaults. The Administrative Agent shall not be deemed to have knowledge of the occurrence of a Default (other than the non-payment of principal of or interest on Loans or of fees or failure to reimburse for Letter of Credit drawings) unless the Administrative Agent has received notice from a Lender or the Borrower specifying such Default and stating that such notice is a "Notice of Default". In the event that the Administrative Agent receives such a notice of the occurrence of a Default, the Administrative Agent shall give prompt notice thereof to the Lenders. In the event of a payment Default, the Administrative Agent shall give each Lender prompt notice of each such payment Default.

         Section 11.04 Rights as a Lender. With respect to its Commitments and the Loans made by it and its participation in the issuance of Letters of Credit, Wachovia Bank, National Association (and any successor acting as Administrative Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Administrative Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. Wachovia Bank, National Association (and any successor acting as Administrative Agent) and its Affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Obligors (and any of their Affiliates) as if it were not acting as the Administrative Agent, and Wachovia Bank, National Association and its Affiliates may accept fees and other consideration from the Obligors for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.

         Section 11.05 Indemnification. The Lenders agree to indemnify the Administrative Agent and the Issuing Bank ratably in accordance with their percentage shares for the indemnity matters as described in Section 12.03 to the extent not indemnified or reimbursed by the Obligors under Section 12.03, but without limiting the obligations of the Obligors under said Section 12.03 and for any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent or the Issuing Bank in any way relating to or arising out of: (1) this Agreement, the Security Instruments or any other documents contemplated by or referred to herein or the transactions contemplated hereby, but excluding, unless a Default has occurred and is continuing, normal administrative costs and expenses incident to the performance of its agency duties hereunder or (ii) the enforcement of any of the terms of this Agreement, any Security Instrument or of any such other documents; WHETHER OR NOT ANY OF THE FOREGOING SPECIFIED IN THIS SECTION 11.05 ARISES FROM THE SOLE OR CONCURRENT NEGLIGENCE OF THE ADMINISTRATIVE AGENT OR THE ISSUING BANK, provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Administrative Agent.

         Section 11.06 Non-Reliance on Administrative Agent and other Lenders. Each Lender acknowledges and agrees that it has, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Obligors and its decision to enter into this Agreement, and that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement. The Administrative Agent shall not be required to keep itself informed as to the performance or observance by the Obligors of this Agreement, the Notes, the Security Instruments or any other document referred to or provided for herein or to inspect the properties or books of the Obligors. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Obligors (or any of their Affiliates) which may come into the possession of the Administrative Agent or any of its Affiliates. In this regard, each Lender acknowledges that Haynes and Boone, LLP is acting in this transaction as special counsel to the Administrative Agent only, except to the extent otherwise expressly stated in any legal opinion or any Loan Document. Each Lender will consult with its own legal counsel to the extent that it deems necessary in connection with the Loan Documents and the matters contemplated therein.

         Section 11.07 Action by Administrative Agent. Except for action or other matters expressly required of the Administrative Agent hereunder, the Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall (i) receive written instructions from the Majority Lenders (or all of the Lenders as expressly required by Section 12.04) specifying the action to be taken, and (ii) be indemnified to its satisfaction by the Lenders against any and all liability and expenses which may be incurred by it by reason of taking or continuing to take any such action. The instructions of the Majority Lenders (or all of the Lenders as expressly required by Section 12.04) and any action taken or failure to act pursuant thereto by the Administrative Agent shall be binding on all of the Lenders. If a Default has occurred and is continuing, the Administrative Agent shall take such action with respect to such Default as shall be directed by the Majority Lenders (or all of the Lenders as required by Section 12.04) in the written instructions (with indemnities) described in this Section 11.07, provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interests of the Lenders. In no event, however, shall the Administrative Agent be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to this Agreement and the Security Instruments or applicable law.

         Section 11.08 Resignation or Removal of Administrative Agent. Subject to the appointment and acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign at any time by giving notice thereof to the Lenders and the Borrower, and the Administrative Agent may be removed at any time with or without cause by the Majority Lenders. Upon any such resignation or removal, the Majority Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Majority Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent's giving of notice of resignation or the Majority Lenders' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent. Upon the acceptance of such appointment hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Article XI and
Section 12.03 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent.

                                  ARTICLE XII

                                  Miscellaneous

         Section 12.01 Waiver. No failure on the part of the Administrative Agent or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under any of the Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any of the Loan Documents preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

         Section 12.02 Notices. All notices and other communications provided for herein and in the other Loan Documents (including, without limitation, any modifications of, or waivers or consents under, this Agreement or the other Loan Documents) shall be given or made by telex, telecopy, courier or U.S. Mail or in writing and telexed, telecopied, mailed or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof or in the Loan Documents or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement or in the other Loan Documents, all such communications shall be deemed to have been duly given when transmitted, if transmitted before 1:00 p.m. local time on a Business Day (otherwise on the next succeeding Business Day) by telex or telecopier and evidence or confirmation of receipt is obtained, or personally delivered or, in the case of a mailed notice, three (3) Business Days after the date deposited in the mails, postage prepaid, in each case given or addressed as aforesaid.

         Section 12.03 Payment of Expenses, Indemnities, etc.

                  (a) The Obligors agree:

                  (i) whether or not the transactions hereby contemplated are consummated, to pay all reasonable expenses of the Administrative Agent in the administration (both before and after the execution hereof and including advice of counsel as to the rights and duties of the Administrative Agent and the Lenders with respect thereto) of, and in connection with the negotiation, syndication, investigation, preparation, execution and delivery of, recording or filing of, preservation of rights under, enforcement of, and refinancing, renegotiation or restructuring of, the Loan Documents and any amendment, waiver or consent relating thereto (including, without limitation, travel, photocopy, mailing, courier, telephone and other similar expenses of the Administrative Agent, the cost of environmental audits, surveys and appraisals at reasonable intervals, the reasonable fees and disbursements of counsel and other outside consultants for the Administrative Agent and, in the case of enforcement, the reasonable fees and disbursements of counsel for the Administrative Agent and any of the Lenders); and promptly reimburse the Administrative Agent for all amounts expended, advanced or incurred by the Administrative Agent or the Lenders to satisfy any obligation of the Obligors under this Agreement or any Security Instrument, including without limitation, all costs and expenses of foreclosure;

                  (ii) To indemnify the Administrative Agent and each Lender and each of their affiliates and each of their officers, directors, employees, representatives, agents, attorneys, accountants and experts ("Indemnified Parties") from, hold each of them harmless against and promptly upon demand pay or reimburse each of them for, the indemnity matters which may be incurred by or asserted against or involve any of them (whether or not any of them is designated a party thereto) as a result of, arising out of or in any way related to (i) any actual or proposed use by the Borrower or any Guarantor of the proceeds of any of the loans or letters of credit, (ii) the execution, delivery and performance of the loan documents, (iii) the operations of the business of the Obligors and their Subsidiaries, (iv) the failure of the Obligors or any Subsidiary to comply with the terms of any loan document, or with any governmental requirement, (v) any inaccuracy of any representation or any breach of any warranty of the Obligors set forth in any of the loan documents, (vi) the issuance, execution and delivery or transfer of or payment or failure to pay under any letter of credit, or (vii) the payment of a drawing under any letter of credit notwithstanding the non-compliance, non-delivery or other improper presentation of the manually executed draft(s) and certification(s),
         (viii) any assertion that the Lenders were not entitled to receive the proceeds received pursuant to the Security Instruments, or (ix) any other aspect of the loan documents, including, without limitation, the reasonable fees and disbursements of counsel and all other expenses incurred in connection with investigating, defending or preparing to defend any such action, suit, proceeding (including any investigations, litigation or inquiries) or claim and INCLUDING ALL INDEMNITY MATTERS ARISING BY REASON OF THE ORDINARY NEGLIGENCE OF ANY INDEMNIFIED PARTY, but excluding all indemnity matters arising solely by reason of claims between the Lenders or any Lender and the Administrative Agent or a Lender's shareholders against the Administrative Agent or Lender or by reason of the gross negligence or willful misconduct on the part of the Indemnified Party; and

                  (iii) TO INDEMNIFY AND HOLD HARMLESS FROM TIME TO TIME THE INDEMNIFIED PARTIES FROM AND AGAINST ANY AND ALL LOSSES, CLAIMS, COST RECOVERY ACTIONS, ADMINISTRATIVE ORDERS OR PROCEEDINGS, DAMAGES AND LIABILITIES TO WHICH ANY SUCH PERSON MAY BECOME SUBJECT (I) UNDER ANY ENVIRONMENTAL LAW APPLICABLE TO THE OBLIGORS OR ANY SUBSIDIARY OR ANY OF THEIR PROPERTIES, INCLUDING WITHOUT LIMITATION, THE TREATMENT OR DISPOSAL OF HAZARDOUS SUBSTANCES ON ANY OF THEIR PROPERTIES, (II) AS A RESULT OF THE BREACH OR NON-COMPLIANCE BY ANY OBLIGOR OR ANY SUBSIDIARY WITH ANY ENVIRONMENTAL LAW APPLICABLE TO ANY OBLIGOR OR ANY SUBSIDIARY,
         (III) DUE TO PAST OWNERSHIP BY ANY OBLIGOR OR ANY SUBSIDIARY OF ANY OF THEIR PROPERTIES OR PAST ACTIVITY ON ANY OF THEIR PROPERTIES WHICH, THOUGH LAWFUL AND FULLY PERMISSIBLE AT THE TIME, COULD RESULT IN PRESENT LIABILITY, (IV) THE PRESENCE, USE, RELEASE, STORAGE, TREATMENT OR DISPOSAL OF HAZARDOUS SUBSTANCES ON OR AT ANY OF THE PROPERTIES OWNED OR OPERATED BY ANY OBLIGOR OR ANY SUBSIDIARY, OR (V) ANY OTHER ENVIRONMENTAL, HEALTH OR SAFETY CONDITION IN CONNECTION WITH THE LOAN DOCUMENTS.

                  (b) No Indemnified Party may settle any claim to be indemnified without the consent of the indemnitor, such consent not to be unreasonably withheld; provided, that the indemnitor may not reasonably withhold consent to any settlement that an Indemnified Party proposes, if the indemnitor does not have the financial ability to pay all its obligations outstanding and asserted against the indemnitor at that time, including the maximum potential claims against the Indemnified Party to be indemnified pursuant to this Section 12.03.

                  (c) In the case of any indemnification hereunder, the Administrative Agent or Lender, as appropriate shall give notice to the Obligors of any such claim or demand being made against the Indemnified Party and the Obligors shall have the non-exclusive right to join in the defense against any such claim or demand provided that if any Obligor provides a defense, the Indemnified Party shall bear its own cost of defense unless there is a conflict between the Obligors and such Indemnified Party.

                  (d) THE FOREGOING INDEMNITIES SHALL EXTEND TO THE INDEMNIFIED PARTIES NOTWITHSTANDING THE SOLE OR CONCURRENT NEGLIGENCE OF EVERY KIND OR CHARACTER WHATSOEVER, WHETHER ACTIVE OR PASSIVE, WHETHER AN AFFIRMATIVE ACT OR AN OMISSION, INCLUDING WITHOUT LIMITATION, ALL TYPES OF NEGLIGENT CONDUCT IDENTIFIED IN THE RESTATEMENT (SECOND) OF TORTS OF ONE OR MORE OF THE INDEMNIFIED PARTIES OR BY REASON OF STRICT LIABILITY IMPOSED WITHOUT FAULT ON ANY ONE OR MORE OF THE INDEMNIFIED PARTIES. To the extent that an Indemnified Party is found to have committed an act of gross negligence or willful misconduct, this contractual obligation of indemnification shall continue but shall only extend to the portion of the claim that is deemed to have occurred by reason of events other than the gross negligence or willful misconduct of the Indemnified Party.

                  (e) The Obligors' obligations under this Section 12.03 shall survive any termination of this Agreement and the payment of the Notes and shall continue thereafter in full force and effect.

                  (f) The Obligors shall pay any amounts due under this Section
         12.03 within thirty (30) days of the receipt by the Obligors of notice of the amount due.

         Section 12.04 Amendments, Etc. Any provision of this Agreement or any other Loan Document may be amended, modified or waived with the Obligors' and the Majority Lenders' prior written consent; provided that (i) no amendment, modification or waiver which extends the final maturity of the Loans, increases the Aggregate Maximum Revolving Credit Amounts, increases the Borrowing Base, forgives the principal amount of any Indebtedness outstanding under this Agreement, releases any Guarantor of the Indebtedness, or releases Security Instruments which in the aggregate cover a material portion of the Mortgaged Property (as reflected on the most recent Reserve Report delivered under Section 8.07) during each Borrowing Base Period, reduces the interest rate applicable to the Loans or the fees payable to the Lenders generally, affects Section 2.03(a), this Section 12.04 or Section 12.06(a) or modifies the definition of "Majority Lenders" shall be effective without consent of all Lenders; (ii) no amendment, modification or waiver which increases the Maximum Revolving Credit Amount of any Lender shall be effective without the consent of such Lender; and (iii) no amendment, modification or waiver which modifies the rights, duties or obligations of the Administrative Agent shall be effective without the consent of the Administrative Agent.

         Section 12.05 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         Section 12.06 Assignments and Participations.

                  (a) The Borrower may not assign its rights or obligations hereunder or under the Notes or any Letters of Credit without the prior consent of all of the Lenders and the Administrative Agent.

                  (b) Any Lender may, upon the written consent of the Administrative Agent and, if no Default exists, with consent of the Borrower (which consent will not be unreasonably withheld or delayed), assign to one or more assignees all or a portion of its rights and obligations under this Agreement pursuant to an Assignment Agreement substantially in the form of Exhibit E (an "Assignment"); provided, however, that (i) any such assignment shall be in the amount of the lesser of (A) at least $5,000,000 or (B) the total amount of a Lender's rights and obligations under this Agreement and (ii) the assignee or assignor shall pay to the Administrative Agent a processing and recordation fee of $3,500 for each assignment. Any such assignment will become effective upon the execution and delivery to the Administrative Agent of the Assignment and the consent of the Administrative Agent. Promptly after receipt of an executed Assignment, the Administrative Agent shall send to the Borrower a copy of such executed Assignment. Upon receipt of such executed Assignment, the Borrower, will, at its own expense, execute and deliver new Notes to the assignor and/or assignee, as appropriate, in accordance with their respective interests as they appear. Upon the effectiveness of any assignment pursuant to this Section 12.06(b), the assignee will become a "Lender," if not already a "Lender," for all purposes of this Agreement and the Security Instruments. The assignor shall be relieved of its obligations hereunder to the extent of such assignment (and if the assigning Lender no longer holds any rights or obligations under this Agreement, such assigning Lender shall cease to be a "Lender" hereunder except that its rights under Sections 4.06, 5.01, 5.05 and 12.03 shall not be affected). The Administrative Agent will prepare on the last Business Day of each month during which an assignment has become effective pursuant to this Section 12.06(b), a new Annex I giving effect to all such assignments effected during such month, and will promptly provide the same to the Borrower and each of the Lenders.

                  (c) Each Lender may transfer, grant or assign participations in all or any part of such Lender's interests hereunder pursuant to this Section 12.06(c) to any Person, provided that: (i) such Lender shall remain a "Lender" for all purposes of this Agreement and the transferee of such participation shall not constitute a "Lender" hereunder; and (ii) no participant under any such participation shall have rights to approve any amendment to or waiver of any of the Loan Documents except to the extent such amendment or waiver would (w) modify the definition of "Majority Lenders," (x) forgive any principal owing on any Indebtedness or extend the final maturity of the Loans,
         (y) reduce the interest rate (other than as a result of waiving the applicability of any post-default increases in interest rates) or fees applicable to any of the Commitments or Loans or Letters of Credit in which such participant is participating, or postpone the payment of any thereof, or (z) release any guarantor of the Indebtedness or release Security Instruments which in the aggregate cover more than five percent (5%) by value of the Mortgaged Property (as reflected on the most recent Reserve Report delivered under Section 8.07) during each Borrowing Base Period supporting any of the Commitments or Loans or Letters of Credit in which such participant is participating. In the case of any such participation, the participant shall not have any rights under this Agreement or any of the Security Instruments (the participant's rights against the granting Lender in respect of such participation to be those set forth in the agreement with such Lender creating such participation), and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation, provided that such participant shall be entitled to receive additional amounts under Article V on the same basis as if it were a Lender and be indemnified under Section 12.03 as if it were a Lender. In addition, each agreement creating any participation must include an agreement by the participant to be bound by the provisions of Section 12.15.

                  (d) The Lenders may furnish any information concerning the Borrower in the possession of the Lenders from time to time to assignees and participants (including prospective assignees and participants); provided that, such Persons agree to be bound by the provisions of Section 12.15.

                  (e) Notwithstanding anything in this Section 12.06 to the contrary, any Lender may assign and pledge its Note to any Federal Reserve Bank. No such assignment and/or pledge shall release the assigning and/or pledging Lender from its obligations hereunder.

                  (f) Notwithstanding any other provisions of this Section 12.06, no transfer or assignment of the interests or obligations of any Lender or any grant of participations therein shall be permitted if such transfer, assignment or grant would require the Borrower to file a registration statement with the SEC or to qualify the Loans under the "Blue Sky" laws of any state.

         Section 12.07 Invalidity. In the event that any one or more of the provisions contained in any of the Loan Documents shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of the Notes, this Agreement or any other Loan Document.

         Section 12.08 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

         Section 12.09 References, Use of Word "Including". The words "herein," "hereof," "hereunder" and other words of similar import when used in this Agreement refer to this Agreement as a whole, and not to any particular article, section or subsection. Any reference herein to a Section or Article shall be deemed to refer to the applicable Section or Article of this Agreement unless otherwise stated herein. Any reference herein to an exhibit, schedule, or other attachment shall be deemed to refer to the applicable exhibit, schedule, or other attachment attached hereto unless otherwise stated herein. The words "including," "includes" and words of similar import mean "including, without limitation."

         Section 12.10 Survival. The obligations of the parties under Section 4.06, Article V, and Sections 11.05 and 12.03 shall survive the repayment of the Loans and the termination of the Commitments. To the extent that any payments on the Indebtedness or proceeds of any collateral are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, common law or equitable cause, then to such extent, the Indebtedness so satisfied shall be revived and continue as if such payment or proceeds had not been received and the Administrative Agent's and the Lenders' Liens, security interests, rights, powers and remedies under this Agreement and each Security Instrument shall continue in full force and effect. In such event, each Security Instrument shall be automatically reinstated and the Obligors shall take such action as may be reasonably requested by the Administrative Agent and the Lenders to effect such reinstatement.

         Section 12.11 Captions. Captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

         Section 12.12 NO ORAL AGREEMENTS. THE LOAN DOCUMENTS EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE PARTIES AND SUPERSEDE ALL OTHER AGREEMENTS AND UNDERSTANDINGS BETWEEN SUCH PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         Section 12.13 GOVERNING LAW, SUBMISSION TO JURISDICTION.

                  (a) THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS EXCEPT TO THE EXTENT THAT UNITED STATES FEDERAL LAW PERMITS ANY LENDER TO CHARGE INTEREST AT THE RATE ALLOWED BY THE LAWS OF THE STATE WHERE SUCH LENDER IS LOCATED. CH. 346 OF THE TEXAS FINANCE CODE (WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS AND REVOLVING TRI-PARTY ACCOUNTS) SHALL NOT APPLY TO THIS AGREEMENT OR THE NOTES.

                  (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THE LOAN DOCUMENTS SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER AND EACH GUARANTOR HEREBY ACCEPTS FOR ITSELF AND (TO THE EXTENT PERMITTED BY
         LAW) IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE BORROWER AND EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. THIS SUBMISSION TO JURISDICTION IS NON-EXCLUSIVE AND DOES NOT PRECLUDE THE ADMINISTRATIVE AGENT OR ANY LENDER FROM OBTAINING JURISDICTION OVER THE BORROWER OR ANY GUARANTOR IN ANY COURT OTHERWISE HAVING JURISDICTION.

                  (c) THE BORROWER AND EACH GUARANTOR HEREBY IRREVOCABLY DESIGNATES CT CORPORATION SYSTEM LOCATED AT 111 EIGHTH AVENUE, 13th FLOOR, NEW YORK, NEW YORK, 10011, AS THE DESIGNEE, APPOINTEE AND ADMINISTRATIVE AGENT OF THE BORROWER AND EACH GUARANTOR TO RECEIVE, FOR AND ON BEHALF OF THE BORROWER AND EACH GUARANTOR, SERVICE OF PROCESS IN SUCH RESPECTIVE JURISDICTIONS IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THE LOAN DOCUMENTS. IT IS UNDERSTOOD THAT A COPY OF SUCH PROCESS SERVED ON SUCH ADMINISTRATIVE AGENT WILL BE PROMPTLY FORWARDED BY OVERNIGHT COURIER TO THE BORROWER AND THE RELEVANT GUARANTOR AT THEIR ADDRESSES SET FORTH UNDER ITS SIGNATURE BELOW, BUT THE FAILURE OF THE BORROWER OR SUCH GUARANTOR TO RECEIVE SUCH COPY SHALL NOT AFFECT IN ANY WAY THE SERVICE OF SUCH PROCESS. THE BORROWER AND EACH GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE BORROWER AND ANY GUARANTOR AT ITS SAID ADDRESS, SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING.

                  (d) NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER OR ANY HOLDER OF A NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE BORROWER OR ANY GUARANTOR IN ANY OTHER JURISDICTION.

                  (e) THE BORROWER, EACH GUARANTOR AND EACH LENDER HEREBY (I) IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY SECURITY INSTRUMENT AND FOR ANY COUNTERCLAIM THEREIN; (II) IRREVOCABLY WAIVE, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (III) CERTIFY THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OF ADMINISTRATIVE AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (IV) ACKNOWLEDGE THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE SECURITY INSTRUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 12.13.

         Section 12.14 Interest. It is the intention of the parties hereto to conform strictly to Applicable Usury Laws regarding the use, forbearance or detention of the indebtedness evidenced by this Agreement, the Notes and the other Loan Documents, whether such laws are now or hereafter in effect, including the laws of the United States of America or any other jurisdiction whose laws are applicable, and including any subsequent revisions to or judicial interpretations of those laws, in each case to the extent they are applicable to this Agreement, the Notes and the other Loan Documents (the "Applicable Usury Laws"). Accordingly, if any acceleration of the maturity of the Notes or any payment by Borrower or any other Person produces a rate in excess of the Highest Lawful Rate or otherwise results in Borrower or such other Person being deemed to have paid any interest in excess of the Maximum Amount, as hereinafter defined, or if any Lender shall for any reason receive any unearned interest in violation of any Applicable Usury Laws, or if any transaction contemplated hereby would otherwise be usurious under any Applicable Usury Laws, then, in that event, regardless of any provision contained in this Agreement or any other Loan Document or other agreement or instrument executed or delivered in connection herewith, the provisions of this Section 12.14 shall govern and control, and neither Borrower nor any other Person shall be obligated to pay, or apply in any manner to, any amount that would be excessive interest. No Lender shall ever be deemed to have contracted for or be entitled to receive, collect, charge, reserve or apply as interest on any Loan (whether termed interest therein or deemed to be interest by judicial determination or operation of law), any amount in excess of the Highest Lawful Rate, and, in the event that such Lender ever receives, collects, or applies as interest any such excess, such amount which would be excessive interest shall be applied as a partial prepayment of principal and treated hereunder as such, and, if the principal amount of the applicable Loans are paid in full, any remaining excess shall forthwith be paid to Borrower. In determining whether or not the interest contracted for, received, collected, charged reserved, paid or payable, including under any specific contingency, exceeds the Highest Lawful Rate, Borrower and each Lender shall, to the maximum extent permitted under applicable law, (a) characterize any non-principal payment (other than payments which are expressly designated as interest payments hereunder) as an expense or fee rather than as interest, (b) exclude voluntary pre-payments and the effect thereof, and
(c) amortize and spread the total amount of interest throughout the entire stated term of the Loans so that the interest rate is uniform throughout such term; provided that if the Loans are paid in full prior to the end of the full contemplated term hereof, and if the interest received for the actual period of existence thereof exceeds the Highest Lawful Rate, if any, then the Lenders shall refund to Borrower the amount of such excess, or credit the amount of such excess against the aggregate unpaid principal balance of all Loans made by Lender. As used herein, the term "Maximum Amount" means the maximum nonusurious amount of interest which may be lawfully contracted for, reserved, charged, collected or received by Lender in connection with the indebtedness evidenced by this Agreement, the Notes and other Loan Documents under all Applicable Usury Laws. Texas Finance Code, Chapter 346, which regulates certain revolving loan accounts and revolving tri-party accounts, shall not apply to any revolving loan accounts created under, or apply in any manner to, the Note, this Agreement or the other Loan Documents.

         Section 12.15 Confidentiality. In the event that the Borrower provides to the Administrative Agent or the Lenders written confidential information belonging to the Borrower, if the Borrower shall denominate such information in writing as "confidential," the Administrative Agent and the Lenders shall thereafter maintain such information in confidence in accordance with the standards of care and diligence that each utilizes in maintaining its own confidential information. This obligation of confidence shall not apply to such portions of the information which (i) are in the public domain, (ii) hereafter become part of the public domain without the Administrative Agent or the Lenders breaching their obligation of confidence to the Borrower, (iii) are previously known by the Administrative Agent or the Lenders from some source other than the Borrower, (iv) are hereafter developed by the Administrative Agent or the Lenders without using the Borrower's information, (v) are hereafter obtained by or available to the Administrative Agent or the Lenders from a third party who owes no obligation of confidence to the Borrower with respect to such information or through any other means other than through disclosure by the Borrower, (vi) are disclosed with the Borrower's consent, (vii) must be disclosed either pursuant to any Governmental Requirement or to Persons regulating the activities of the Administrative Agent or the Lenders provided, Administrative Agent and Lenders shall endeavor to provide notice to the Borrower as soon as practicable in the event Borrower desires to enjoin the disclosure of such information, however, failure of Administrative Agent or Lenders to provide such prior notice to Borrower shall not give rise to any claim or cause of action by Borrower or any Obligor against Administrative Agent or such Lenders, or (viii) as may be required by law or regulation or order of any Governmental Authority in any judicial, arbitration or governmental proceeding. Further, the Administrative Agent or a Lender may disclose any such information to any other Lender, any independent petroleum engineers or consultants, any independent certified public accountants, any legal counsel employed by such Person in connection with this Agreement or any Security Instrument, including without limitation, the enforcement or exercise of all rights and remedies thereunder, or any assignee or participant (including prospective assignees and participants) in the Loans; provided, however, that the Administrative Agent or the Lenders shall receive a confidentiality agreement from the Person to whom such information is disclosed such that said Person shall have the same obligation to maintain the confidentiality of such information as is imposed upon the Administrative Agent or the Lenders hereunder. Notwithstanding anything to the contrary provided herein, this obligation of confidence shall cease three (3) years from the date the information was furnished, unless the Borrower requests in writing at least thirty (30) days prior to the expiration of such three year period, to maintain the confidentiality of such information for an additional three year period. The Borrower waives any and all other rights it may have to confidentiality as against the Administrative Agent and the Lenders arising by contract, agreement, statute or law except as expressly stated in this Section 12.15.



             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

         The parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                                       BORROWER:

Address for Notice:                                    ATLAS AMERICA, INC., a Delaware corporation

Atlas America, Inc.
c/o Resource America, Inc.                             By:
1845 Walnut Street, 10th Floor                            ---------------------------------------------
Philadelphia, Pennsylvania 19103                                Michael L. Staines
Attention: Steven Kessler                                       Senior Vice President
Fax No.: 215.546.4785
E-mail: skessler@resourceamerica.com

                                                       GUARANTORS:

                                                       AIC, INC., a Delaware corporation



                                                       By:
                                                          ---------------------------------------------
                                                                Steven J. Kessler
                                                                Senior Vice President

                                                       ATLAS AMERICA, INC., a Pennsylvania corporation



                                                       By:
                                                          ---------------------------------------------
                                                                Michael L. Staines
                                                                Senior Vice President

                                                       ATLAS ENERGY CORPORATION, an
                                                       Ohio corporation



                                                       By:
                                                          ---------------------------------------------
                                                                Michael L. Staines
                                                                Vice President

                                                       ATLAS ENERGY GROUP, INC., an Ohio corporation



                                                       By:
                                                          ---------------------------------------------
                                                                Steven J. Kessler
                                                                Senior Vice President


                     SIGNATURE PAGE TO THE CREDIT AGREEMENT

                                      ATLAS ENERGY HOLDINGS, INC., a
                                      Delaware corporation



                                      By:
                                         --------------------------------------
                                             Steven J. Kessler
                                             Vice President


                                      ATLAS NOBLE CORP., a
                                      Delaware corporation



                                      By:
                                         --------------------------------------
                                               Michael L. Staines
                                               President

                                      ATLAS RESOURCES, INC., a
                                      Pennsylvania corporation



                                      By:
                                         --------------------------------------
                                               Freddie M. Kotek
                                               President

                                      REI-NY, INC., a
                                      Delaware corporation


                                      By:
                                         --------------------------------------
                                               Michael L. Staines
                                               Vice President


                                      RESOURCE AMERICA, INC., a
                                      Delaware corporation



                                      By:
                                         --------------------------------------
                                               Michael L. Staines
                                               Senior Vice President

                     SIGNATURE PAGE TO THE CREDIT AGREEMENT

                                      RESOURCE ENERGY, INC., a
                                      Delaware corporation



                                      By:
                                         --------------------------------------
                                               Michael L. Staines
                                               President

                                      VIKING RESOURCES CORPORATION, a
                                      Pennsylvania corporation



                                      By:
                                         --------------------------------------
                                               Michael L. Staines
                                               President



                                      LENDER, ADMINISTRATIVE AGENT AND
                                      ISSUING BANK:

                                      WACHOVIA BANK, NATIONAL ASSOCIATION
                                      Individually, Administrative Agent and
                                      Issuing Bank



                                      By:
                                         --------------------------------------
                                             Russell Clingman
                                             Director


                                      Lending Office for Base Rate Loans and
                                      LIBOR Loans and Address for Notices:

                                      Wachovia Bank, National Association
                                      1001 Fannin, Suite 2255
                                      Houston, Texas 77002
                                      Telecopier No.: 713-650-6354
                                      Telephone No.: 713-346-2716
                                      Attention:  Russell Clingman


                                      UNION BANK OF CALIFORNIA, N.A.,
                                      Individually and as Syndication Agent



                                      By:
                                         --------------------------------------
                                             Ali Ahmed
                                             Vice President



                                      By:
                                         --------------------------------------
                                             Randall Osterberg
                                             Senior Vice President

                                      Address for Notices:

                                      Union Bank of California, N.A.
                                      500 North Akard, Suite 4200
                                      Dallas, Texas 75201
                                      Telecopier No.: 214-922-4207
                                      Telephone No.: 214-922-4209
                                      Attention:  Ali.Ahmed@uboc.com

                     SIGNATURE PAGE TO THE CREDIT AGREEMENT

                                     ANNEX I

           LIST OF PERCENTAGE SHARES, MAXIMUM REVOLVING CREDIT AMOUNTS


--------------------------------------------------------------------------------
                                           Percentage         Maximum Revolving
         Name of Lender                      Share              Credit Amount
         --------------                      -----              -------------
--------------------------------------------------------------------------------

Wachovia Bank, National Association          66-2/3%              $50,000,000

Union Bank of California, N.A.               33-1/3%              $25,000,000

--------------------------------------------------------------------------------

                  TOTAL                        100%            $75,000,000.00
--------------------------------------------------------------------------------

                                    EXHIBIT A

                                  FORM OF NOTE



July 31, 2002                                              $_________________


         FOR VALUE RECEIVED, ATLAS AMERICA, INC., a Delaware corporation (the "Borrower") hereby promises to pay to the order of [_____________________], a [____________] (the "Lender"), at the Principal Office of Wachovia Bank, National Association (the "Administrative Agent"), at 301 South College Street, Charlotte, North Carolina 28288, the principal sum of [__________________] DOLLARS ($[________]) or such lesser amount as shall equal the aggregate unpaid principal amount of the Loans made by the Lender to the Borrower under the Credit Agreement as hereinafter defined), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Loan, at such office, in like money and funds, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

         The date, amount, Type, interest rate, Interest Period and maturity of each Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedules attached hereto or any continuation thereof.

         This Note is one of the Notes referred to in the Credit Agreement dated as of July 31, 2002, among the Borrower, the Lenders which are or become parties thereto (including the Lender) and the Administrative Agent (as the same may be amended or supplemented from time to time, the "Credit Agreement"), and evidences Loans made by the Lender thereunder. Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

         This Note is issued pursuant to the Credit Agreement and is entitled to the benefits provided for in the Credit Agreement and the Security Instruments. This Note is in partial renewal, extension, modification but not discharge or novation of that certain Revolving Credit Note dated September 26, 2001, in the original principal amount of $20,000,000.00 from Atlas America, Inc., a Pennsylvania corporation, Resource Energy, Inc., a Delaware corporation, and Viking Resources Corporation, a Pennsylvania corporation, payable to the order of PNC Bank, National Association, that certain Revolving Credit Note dated September 26, 2001, in the original principal amount of $20,000,000.00 from Atlas America, Inc., a Pennsylvania corporation, Resource Energy, Inc., a Delaware corporation, and Viking Resources Corporation, a Pennsylvania corporation, payable to the order of Wachovia Bank, National Association (formerly known as First Union National Bank), and that certain Revolving Credit Note dated September 26, 2001, in the original principal amount of $5,000,000.00 from Atlas America, Inc., a Pennsylvania corporation, Resource Energy, Inc., a Delaware corporation, and Viking Resources Corporation, a Pennsylvania corporation, payable to the order of Keybank, National Association (together, the "Prior Notes") which Prior Notes have been assigned in part to Lender under that certain Assignment of Note, Documents, and Liens of even date herewith between Borrower, Lender and others. The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events, for prepayments of Loans upon the terms and conditions specified therein and other provisions relevant to this Note.

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

                                      ATLAS AMERICA, INC., a Delaware
                                      corporation


                                      By: _____________________________________
                                      Name:____________________________________
                                      Title:___________________________________


                                                                       Exhibit A

                                    EXHIBIT B

             FORM OF BORROWING, CONTINUATION AND CONVERSION REQUEST

                               _____________, 200_


         ATLAS AMERICA, INC., a Delaware corporation (the "Borrower"), pursuant to the Credit Agreement dated as of July 31, 2002, among the Borrower, certain Subsidiaries of the Borrower, Wachovia Bank, National Association, as Administrative Agent for the lenders (the "Lenders") which are or become parties thereto, and such Lenders (together with all amendments or supplements thereto, the "Credit Agreement"), hereby makes the requests indicated below (unless otherwise defined herein, capitalized terms are defined in the Credit Agreement):

         1.       Loans:

         (a)      Aggregate amount of new Loans to be $____________;

         (b)      Requested funding date is _______________, 200__;

         (c)      $ _____________ of such borrowings are to be LIBOR Loans;

                  $ _____________ of such borrowings are to be Base Rate Loans;
                  and

         (d)      Length of Interest Period for LIBOR Loans is:

                  __________________________________________ .

         2.       LIBOR Loan Continuation for LIBOR Loans maturing on ____________________ :

         (a)      Aggregate amount to be continued as LIBOR Loans is $ ___________________ ;

         (b)      Aggregate amount to be converted to Base Rate Loans is $ _______________ ;

         (c)      Length of Interest Period for continued LIBOR Loans is _________________ .

         3.       Conversion of Outstanding Base Rate Loans to LIBOR Loans:

                  Convert $ ___________________ of the outstanding Base Rate Loans to LIBOR Loans on
                  _________________ with an Interest Period of _________________.

         4.       Conversion of outstanding LIBOR Loans to Base Rate Loans:

                  Convert $ ___________________ of the outstanding LIBOR Loans with Interest Period maturing on _____________________ , 200__, to Base Rate Loans.

         The undersigned certifies that he is the _______________ of the Borrower, and that as such he is authorized to execute this certificate on behalf of the Borrower. The undersigned further certifies, represents and warrants on behalf of the Borrower that the Borrower is entitled to receive the requested borrowing, continuation or conversion under the terms and conditions of the Credit Agreement.

                                      ATLAS AMERICA, INC., a Delaware
                                      corporation


                                      By: _____________________________________
                                      Name:____________________________________
                                      Title:___________________________________



                                                              Exhibit B - Page 1

                                    EXHIBIT C

                         FORM OF COMPLIANCE CERTIFICATE


         The undersigned hereby certifies that he is the _______________ of ATLAS AMERICA, Inc., a Delaware corporation (the "Borrower") and that as such he is authorized to execute this certificate on behalf of the Borrower. With reference to the Credit Agreement dated as of July 31, 2002, among the Borrower, Atlas Energy Group, Inc., an Ohio corporation, Atlas Energy Holdings, Inc., a Delaware corporation, Atlas Energy Corporation, an Ohio corporation, Atlas America, Inc., a Pennsylvania corporation, Atlas Noble Corp., A Delaware corporation, Resource Energy, Inc., a Delaware corporation, Atlas Resources Inc., a Pennsylvania corporation, Viking Resources Corporation, a Pennsylvania corporation, REI-NY, Inc., a Delaware corporation, AIC, Inc., a Delaware corporation, and Resource America, Inc., a Delaware corporation (each an "Obligor" and collectively, the "Obligors"), Wachovia Bank, National Association, as Administrative Agent for the lenders (the "Lenders") which are or become a party thereto, Union Bank of California, N.A., as Syndication Agent, and such Lenders (together with all amendments or supplements thereto being the "Credit Agreement"), the undersigned represents and warrants as follows (each capitalized term used herein having the same meaning given to it in the Credit Agreement unless otherwise specified):

                  (a) The representations and warranties of the Obligors contained in Article VII of the Credit Agreement and in the Security Instruments and otherwise made in writing by or on behalf of the Obligors pursuant to the Credit Agreement and the Security Instruments were true and correct when made, and are repeated at and as of the time of delivery hereof and are true and correct at and as of the time of delivery hereof, except as such representations and warranties are modified to give effect to the transactions expressly permitted by the Credit Agreement.

                  (b) The Obligors have performed and complied with all agreements and conditions contained in the Credit Agreement and in the Security Instruments required to be performed or complied with by it prior to or at the time of delivery hereof.

                  (c) None of the Obligors nor any Subsidiary has incurred any material liabilities, direct or contingent, since _________________, except those set forth in Schedule 9.01 to the Credit Agreement and except those allowed by the terms of the Credit Agreement or consented to by the Lenders in writing.

                  (d) Since __________________, no change has occurred, either in any case or in the aggregate, in the condition, financial or otherwise, of the Obligors or any Subsidiary which would have a Material Adverse Effect.

                  (e) There exists, and, after giving effect to the loan or loans with respect to which this certificate is being delivered, will exist, no Default under the Credit Agreement or any event or circumstance which constitutes, or with notice or lapse of time (or both) would constitute, an event of default under any loan or credit agreement, indenture, deed of trust, security agreement or other agreement or instrument evidencing or pertaining to any Debt of the Obligors or any Subsidiary, or under any material agreement or instrument to which any Obligor or any Subsidiary is a party or by which any Obligor or any Subsidiary is bound.

                  (f) The financial statements furnished to the Administrative Agent with this certificate fairly present the consolidated financial condition and results of operations of the Borrower and its Consolidated Subsidiaries as at the end of, and for, the [fiscal quarter] [fiscal year] ending _________________ and such financial statements have been approved in accordance with the accounting procedures specified in the Credit Agreement.

                  (g) Attached hereto are the detailed computations necessary to determine whether the Borrower and its Consolidated Subsidiaries are in compliance with Sections 9.14, 9.15 and Parent is in compliance with
         Section 9.16 of the Credit Agreement as of the end of the (fiscal quarter] [fiscal year] ending _________________.

         EXECUTED AND DELIVERED this _________ day of 200___.

                                      ATLAS AMERICA, INC., a Delaware
                                      corporation


                                      By: _____________________________________
                                      Name:____________________________________
                                      Title:___________________________________



                                                              Exhibit C - Page 1

                                    EXHIBIT D

                              SECURITY INSTRUMENTS


1. Amended and Restated Open-End Mortgage, Indenture, Security Agreement, Financing Statement and Assignment of Production, dated July 31, 2002, from Atlas America, Inc., Atlas Resources, Inc. and Viking Resources Corporation to Wachovia Bank, National Association, Administrative Agent, covering properties in Mercer County, Pennsylvania.

2. Amended and Restated Open-End Mortgage, Indenture, Security Agreement, Financing Statement and Assignment of Production, dated July 31, 2002, from Atlas Energy Group, Inc. and Viking Resources Corporation to Wachovia Bank, National Association, Administrative Agent, covering properties in Portage County, Ohio.

3. Amended and Restated Open-End Mortgage, Indenture, Security Agreement, Financing Statement and Assignment of Production, dated July 31, 2002, from Atlas America, Inc., Atlas Resources, Inc. and Viking Resources Corporation to Wachovia Bank, National Association, Administrative Agent, covering properties in Fayette County, Pennsylvania.

4. Amended and Restated Open-End Mortgage, Indenture, Security Agreement, Financing Statement and Assignment of Production, dated July 31, 2002, from Resource Energy, Inc., Atlas Energy Group, Inc., Viking Resources Corporation to Wachovia Bank, National Association, Administrative Agent, covering properties in Trumbull County Ohio.

5. Amended and Restated Open-End Mortgage, Indenture, Security Agreement, Financing Statement and Assignment of Production, dated July 31, 2002, from Resource Energy, Inc., Atlas Energy Group, Inc. and Viking Resources Corporation to Wachovia Bank, National Association, Administrative Agent, covering properties in Mahoning County Pennsylvania.

6. Amended and Restated Open-End Mortgage, Indenture, Security Agreement, Financing Statement and Assignment of Production, dated July 31, 2002, from Resource Energy, Inc. and Viking Resources Corporation to Wachovia Bank, National Association, Administrative Agent, covering properties in Tuscarwas County, Ohio.

7. Amended and Restated Open-End Mortgage, Indenture, Security Agreement, Financing Statement and Assignment of Production, dated July 31, 2002, from Atlas Resources, Inc. and Atlas America, Inc. to Wachovia Bank, National Association, Administrative Agent, covering properties in Lawrence County, Pennsylvania.


8. Amended and Restated Open-End Mortgage, Indenture, Security Agreement, Financing Statement and Assignment of Production, dated July 31, 2002, from Atlas Energy Group, Inc., Viking Resources Corporation and Resource Energy, Inc. to Wachovia Bank, National Association, Administrative Agent, covering properties in Stark County, Ohio.

9. Amended and Restated Open-End Mortgage, Indenture, Security Agreement, Financing Statement and Assignment of Production, dated July 31, 2002, from Resource Energy, Inc. and REI-NY, Inc. to Wachovia Bank, National Association, Administrative Agent, covering properties in Chautaqua County, New York.

                                                              Exhibit D - Page 1

10. Amended and Restated Open-End Mortgage, Indenture, Security Agreement, Financing Statement and Assignment of Production, dated July 31, 2002, from Atlas Noble Corp. and Atlas America, Inc. to Wachovia Bank, National Association, Administrative Agent, covering properties in Noble County, Ohio.

11. Amended and Restated Open-End Mortgage, Indenture, Security Agreement, Financing Statement and Assignment of Production, dated July 31, 2002, from Resource Energy, Inc. and Viking Resources Corporation to Wachovia Bank, National Association, Administrative Agent, covering properties in Columbiana County, Ohio.

12. Amended and Restated Open-End Mortgage, Indenture, Security Agreement, Financing Statement and Assignment of Production, dated July 31, 2002, from Atlas Resources, Inc., Viking Resources Corporation and Atlas America, Inc. to Wachovia Bank, National Association, Administrative Agent, covering properties in Armstrong County, Pennsylvania.

13. Amended and Restated Open-End Mortgage, Indenture, Security Agreement, Financing Statement and Assignment of Production, dated July 31, 2002, from Resource Energy, Inc. and Viking Resources Corporation to Wachovia Bank, National Association, Administrative Agent, covering properties in Harrison County, Ohio.

14. Amended and Restated Open-End Mortgage, Indenture, Security Agreement, Financing Statement and Assignment of Production, dated July 31, 2002, from Atlas Noble Corp. to Wachovia Bank, National Association, Administrative Agent, covering properties in Muskingum County, Ohio.

15. Amended and Restated Open-End Mortgage, Indenture, Security Agreement, Financing Statement and Assignment of Production, dated July 31, 2002, from Resource Energy, Inc. and Viking Resources Corporation to Wachovia Bank, National Association, Administrative Agent, covering properties in Medina County, Ohio.

16. Amended and Restated Open-End Mortgage, Indenture, Security Agreement, Financing Statement and Assignment of Production, dated July 31, 2002, from Resource Energy, Inc. and Viking Resources Corporation to Wachovia Bank, National Association, Administrative Agent, covering properties in Summit County, Ohio.

17. Amended and Restated Open-End Mortgage, Indenture, Security Agreement, Financing Statement and Assignment of Production, dated July 31, 2002, from Resource Energy, Inc. and Atlas Resources, Inc. to Wachovia Bank, National Association, Administrative Agent, covering properties in Warren County Pennsylvania.

18. Amended and Restated Open-End Mortgage, Indenture, Security Agreement, Financing Statement and Assignment of Production, dated July 31, 2002, from Atlas America, Inc.and Atlas Resources, Inc. to Wachovia Bank, National Association, Administrative Agent, covering properties in Crawford County, Pennsylvania.

19. Amended and Restated Open-End Mortgage, Indenture, Security Agreement, Financing Statement and Assignment of Production, dated July 31, 2002, from Atlas Resources, Inc. to Wachovia Bank, National Association, Administrative Agent, covering properties in Venango County, Pennsylvania.

20. Amended and Restated Open-End Mortgage, Indenture, Security Agreement, Financing Statement and Assignment of Production, dated July 31, 2002, from Viking Resources Corporation to Wachovia Bank, National Association, Administrative Agent, covering properties in Washington County, Pennsylvania.

21. Amended and Restated Open-End Mortgage, Indenture, Security Agreement, Financing Statement and Assignment of Production, dated July 31, 2002, from Resource Energy, Inc., Viking Resources Corporation and Atlas Noble Corp. to Wachovia Bank, National Association, Administrative Agent, covering properties in Guernsey County, Ohio.

                                                              Exhibit D - Page 2

22. Amended and Restated Open-End Mortgage, Indenture, Security Agreement, Financing Statement and Assignment of Production, dated July 31, 2002, from Viking Resources Corporation and Atlas America, Inc. to Wachovia Bank, National Association, Administrative Agent, covering properties in Greene County, Pennsylvania.

23. Amended and Restated Open-End Mortgage, Indenture, Security Agreement, Financing Statement and Assignment of Production, dated July 31, 2002, from Viking Resources Corporation to Wachovia Bank, National Association, Administrative Agent, covering properties in Westmoreland County, Pennsylvania.

24. Amended and Restated Open-End Mortgage, Indenture, Security Agreement, Financing Statement and Assignment of Production, dated July 31, 2002, from Viking Resources Corporation, Atlas Resources, Inc. and Atlas America, Inc. to Wachovia Bank, National Association, Administrative Agent, covering properties in Indiana County, Pennsylvania.

25. Amended and Restated Open-End Mortgage, Indenture, Security Agreement, Financing Statement and Assignment of Production, dated July 31, 2002, from Viking Resources Corporation to Wachovia Bank, National Association, Administrative Agent, covering properties in Elk County, Pennsylvania.

26. Amended and Restated Open-End Mortgage, Indenture, Security Agreement, Financing Statement and Assignment of Production, dated July 31, 2002, from Viking Resources Corporation and Atlas Resources, Inc. to Wachovia Bank, National Association, Administrative Agent, covering properties in Clearfield County, Pennsylvania.

27. Amended and Restated Open-End Mortgage, Indenture, Security Agreement, Financing Statement and Assignment of Production, dated July 31, 2002, from Resource Energy, Inc. and Atlas Noble Corp. to Wachovia Bank, National Association, Administrative Agent, covering properties in Coshocton County, Ohio.

28. Amended and Restated Open-End Mortgage, Indenture, Security Agreement, Financing Statement and Assignment of Production, dated July 31, 2002, from Atlas America, Inc. and Resource Energy, Inc. to Wachovia Bank, National Association, Administrative Agent, covering properties in Washington County, Ohio.

29. Amended and Restated Open-End Mortgage, Indenture, Security Agreement, Financing Statement and Assignment of Production, dated July 31, 2002, from Resource Energy, Inc. and Viking Resources Corporation to Wachovia Bank, National Association, Administrative Agent, covering properties in Wayne County, Ohio.

30. Amended and Restated Open-End Mortgage, Indenture, Security Agreement, Financing Statement and Assignment of Production, dated July 31, 2002, from Resource Energy, Inc. to Wachovia Bank, National Association, Administrative Agent, covering properties in Holmes County, Ohio.

31. Amended and Restated Open-End Mortgage, Indenture, Security Agreement, Financing Statement and Assignment of Production, dated July 31, 2002, from Atlas Resources, Inc. to Wachovia Bank, National Association, Administrative Agent, covering properties in Butler County, Pennsylvania.

32. Amended and Restated Open-End Mortgage, Indenture, Security Agreement, Financing Statement and Assignment of Production, dated July 31, 2002, from Viking Resources Corporation to Wachovia Bank, National Association, Administrative Agent, covering properties in Geuga County, Ohio.

33. Amended and Restated Pledge Agreement, Assignment and Security Agreement dated July 31, 2002, from Atlas America, Inc., a Delaware corporation, to Wachovia Bank, National Association, Administrative Agent.

34. Amended and Restated Pledge Agreement, Assignment and Security Agreement dated July 31, 2002, from Atlas Energy Group, Inc. to Wachovia Bank, National Association, Administrative Agent.

                                                              Exhibit D - Page 3

35. Amended and Restated Pledge Agreement, Assignment and Security Agreement dated July 31, 2002, from Atlas America, Inc., a Pennsylvanian corporation, to Wachovia Bank, National Association, Administrative Agent.

36. Pledge Agreement, Assignment and Security Agreement dated July 31, 2002, from Atlas Noble, Inc. to Wachovia Bank, National Association, Administrative Agent.

37. Pledge Agreement, Assignment and Security Agreement dated July 31, 2002, from Atlas Resources, Inc. to Wachovia Bank, National Association, Administrative Agent.

38. Pledge Agreement, Assignment and Security Agreement dated July 31, 2002, from Atlas Energy Holdings, Inc.. to Wachovia Bank, National Association, Administrative Agent.

39. Amended and Restated Pledge Agreement, Assignment and Security Agreement dated July 31, 2002, from Atlas Energy Corporation to Wachovia Bank, National Association, Administrative Agent.

40. Pledge Agreement, Assignment and Security Agreement dated July 31, 2002, from Amended and Restated Resource Energy, Inc. to Wachovia Bank, National Association, Administrative Agent.

41. Amended and Restated Pledge Agreement, Assignment and Security Agreement dated July 31, 2002, from Viking Resources Corporation to Wachovia Bank, National Association, Administrative Agent.

42. Amended and Restated Pledge Agreement, Assignment and Security Agreement dated July 31, 2002, from REI-NY, Inc. to Wachovia Bank, National Association, Administrative Agent.

43. Amended and Restated Pledge Agreement, Assignment and Security Agreement dated July 31, 2002, from AIC, Inc. to Wachovia Bank, National Association, Administrative Agent.

44. Assignment of Notes and Liens dated effective as of July 31, 2002, from PNC Bank, National Association, Key Bank, National Association and Wachovia Bank, National Association (formerly First Union National Bank) to Wachovia Bank, National Association, Administrative Agent to be filed in the various counties in New York, Ohio and Pennsylvania more particularly described therein.

                                                              Exhibit D - Page 4

                                    EXHIBIT E

                          FORM OF ASSIGNMENT AGREEMENT


         ASSIGNMENT AGREEMENT ("Agreement") dated as of _______, 200___ between ________________________________ (the "Assignor") and _____________________ (the
"Assignee").

                                    RECITALS

         A. The Assignor is a party to the Credit Agreement dated as of July 31, 2002 (as amended and supplemented and in effect from time to time, the "Credit Agreement") among ATLAS AMERICA, INC., a Delaware corporation (the "Borrower"), each of the lenders that is or becomes a party thereto as provided in Section
12.06 of the Credit Agreement (individually, together with its successors and assigns, a "Lender," and collectively, together with their successors and assigns, the "Lenders"), and WACHOVIA BANK, NATIONAL ASSOCIATION, in its individual capacity, and as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

         B. The Assignor proposes to sell, assign and transfer to the Assignee, and the Assignee proposes to purchase and assume from the Assignor, [all] [a portion] of the Assignor's Maximum Revolving Credit Amount, outstanding Loans and its Percentage Share of the outstanding LC Exposure, all on the terms and conditions of this Agreement.

         C. In consideration of the foregoing and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I.

                                   Definitions

         Section 1.01. Definitions. All capitalized terms used but not defined herein have the respective meanings given to such terms in the Credit Agreement.

         Section 1.02. Other Definitions. As used herein, the following terms have the following respective meanings:

                  "Assigned Interest" shall mean all of Assignor's (in its capacity as a "Lender") rights and obligations (i) under the Credit Agreement and the other Security Instruments in respect of the Maximum Revolving Credit Amount of the Assignor in the principal amount equal to $____________, including, without limitation, any obligation to participate pro rata in any LC Exposure, and (ii) to make Loans under the Maximum Revolving Credit Amount and any right to receive payments for the Loans outstanding under the Maximum Revolving Credit Amount assigned hereby and made up of the following amounts:

                  Loans                                   Amount
                  -----                                   ------

                  Revolving Credit                        $________________

         (the "Loan Balance"), plus the interest and fees which will accrue from and after the Assignment Date.

                  "Assignment Date" shall mean ________________, 200___.


                                                              Exhibit E - Page 1

                                  ARTICLE II.

                               Sale and Assignment

         Section 2.01. Sale and Assignment. On the terms and conditions set forth herein, effective on and as of the Assignment Date, the Assignor hereby sells, assigns, and transfers to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, all of the right, title and interest of the Assignor in and to, and all of the obligations of the Assignor in respect of, the Assigned Interest. Such sale, assignment and transfer is without recourse and, except as expressly provided in this Agreement, without representation or warranty.

         Section 2.02. Assumption of Obligations. The Assignee agrees with the Assignor (for the express benefit of the Assignor and the Borrower) that the Assignee will, from and after the Assignment Date, perform all of the obligations of the Assignor in respect of the Assigned Interest. From and after the Assignment Date: (a) the Assignor shall be released from the Assignor's obligations in respect of the Assigned Interest, and (b) the Assignee shall be entitled to all of the Assignor's rights, powers and privileges under the Credit Agreement and the other Security Instruments in respect of the Assigned Interest.

         Section 2.03. Consent by Agent. By executing this Agreement as provided below, in accordance with Section 12.06(b) of the Credit Agreement, the Administrative Agent hereby acknowledges notice of the transactions contemplated by this Agreement and consents to such transactions.

                                  ARTICLE III.

                                    Payments

         Section 3.01. Payments. As consideration for the sale, assignment and transfer contemplated by Section 2.01 hereof, the Assignee, shall, on the Assignment Date, assume Assignor's obligations in respect of the Assigned Interest and pay to the Assignor an amount equal to the Loan Balance, if any. An amount equal to all accrued and unpaid interest and fees shall be paid to the Assignor as provided in Section 3.02(iii) below. Except as otherwise provided in this Agreement, all payments hereunder shall be made in Dollars and in immediately available funds, without set off, deduction or counterclaim.

         Section 3.02. Allocation of Payments. The Assignor and the Assignee agree that (i) the Assignor shall be entitled to any payments of principal with respect to the Assigned Interest made prior to the Assignment Date, together with any interest and fees with respect to the Assigned Interest accrued prior to the Assignment Date, (ii) the Assignee shall be entitled to any payments of principal with respect to the Assigned Interest made from and after the Assignment Date, together with any and all interest and fees with respect to the Assigned Interest accruing from and after the Assignment Date, and (iii) the Administrative Agent is authorized and instructed to allocate payments received by it for account of the Assignor and the Assignee as provided in the foregoing clauses. Each party hereto agrees that it will hold any interest, fees, or other amounts that it may receive to which the other party hereto shall be entitled pursuant to the preceding sentence for account of such other party and pay, in like money and funds, any such amounts that it may receive to such other party promptly upon receipt.

         Section 3.03. Delivery of Notes. Promptly following the receipt by the Assignor of the consideration required to be paid under Section 3.01 hereof, the Assignor shall, in the manner contemplated by Section 12.06(b) of the Credit Agreement, (i) deliver to the Administrative Agent (or its counsel) the Note[s] held by the Assignor and (ii) notify the Administrative Agent to request that the Borrower execute and deliver new Notes to the Assignor, if Assignor continues to be a Lender, and the Assignee, dated the date of this agreement in respective principal amounts equal to the respective Maximum Revolving Credit Amounts of the Assignor (if appropriate) and the Assignee after giving effect to the sale, assignment and transfer contemplated hereby.

         Section 3.04. Further Assurances. The Assignor and the Assignee hereby agree to execute and deliver such other instruments, and take such other actions, as either party may reasonably request in connection with the transactions contemplated by this Agreement.

                                                              Exhibit E - Page 2

                                  ARTICLE IV.

                              Conditions Precedent

         Section 4.01. Conditions Precedent. The effectiveness of the sale, assignment and transfer contemplated hereby is subject to the satisfaction of each of the following conditions precedent:

                  (a) the execution and delivery of this Agreement by the Assignor and the Assignee;

                  (b) the receipt by the Assignor of the payment required to be made by the Assignee under Section 3.01 hereof; and

                  (c) the acknowledgment and consent by the Administrative Agent contemplated by Section 2.03 hereof.

                                   ARTICLE V.

                         Representations and Warranties

         Section 5.01. Representations and Warranties of the Assignor. The Assignor represents and warrants to the Assignee as follows:

                  (a) it has all requisite power and authority, and has taken all action necessary to execute and deliver this Agreement and to fulfill its obligations under, and consummate the transactions contemplated by, this Agreement;

                  (b) the execution, delivery and compliance with the terms hereof by Assignor and the delivery of all instruments required to be delivered by it hereunder do not and will not violate any Governmental Requirement applicable to it;

                  (c) this Agreement has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignor, enforceable against it in accordance with its terms;

                  (d) all approvals and authorizations of, all filings with and all actions by any Governmental Authority necessary for the validity or enforceability of its obligations under this Agreement have been obtained;

                  (e) the Assignor has good title to, and is the sole legal and beneficial owner of, the Assigned Interest, free and clear of all Liens, claims, participations or other charges of any nature whatsoever; and

                  (f) the transactions contemplated by this Agreement are commercial banking transactions entered into in the ordinary course of the banking business of the Assignor.

         Section 5.02. Disclaimer. Except as provided in Section 5.01 hereof, the Assignor does not make any representation or warranty, nor shall it have any responsibility to the Assignee, with respect to the accuracy of any recitals, statements, representations or warranties contained in the Credit Agreement or in any certificate or other document referred to or provided for in, or received by any Lender under, the Credit Agreement, or for the value, validity, effectiveness, genuineness, execution, effectiveness, legality, enforceability, or sufficiency of the Credit Agreement, the Notes or any other document referred to or provided for therein or for any failure by the Borrower or any other Person (other than Assignor) to perform any of its obligations thereunder prior or for the existence, value, perfection or priority of any collateral security or the financial or other condition of the Borrower or the Subsidiaries, or any other matter relating to the Credit Agreement or any other Security Instrument or any extension of credit thereunder.

         Section 5.03. Representations and Warranties of the Assignee.. The Assignee represents and warrants to the Assignor as follows:

                                                              Exhibit E - Page 3

                  (a) it has all requisite power and authority, and has taken all action necessary to execute and deliver this Agreement and to fulfill its obligations under, and consummate the transactions contemplated by, this Agreement;

                  (b) the execution, delivery and compliance with the terms hereof by Assignee and the delivery of all instruments required to be delivered by it hereunder do not and will not violate any Governmental Requirement applicable to it;

                  (c) this Agreement has been duly executed and delivered by it and constitutes the legal, valid and binding obligations of the Assignee, enforceable against it in accordance with the terms;

                  (d) all approvals and authorizations of all filings with and all actions by any Governmental Authority necessary for the validity or enforceability of its obligations under this Agreement have been obtained;

                  (e) the Assignee has fully reviewed the terms of the Credit Agreement and the other Security Instruments and has independently and without reliance upon the Assignor, and based on such information as the Assignee has deemed appropriate, made its own credit analysis and decision to enter into this Agreement;

                  (f) the Assignee hereby affirms that the representations contained in Section 4.06(d)[(i)][(ii)] of the Credit Agreement are true and accurate as to it [IF (ii) IS SELECTED ADD: and, the Assignee has contemporaneously herewith delivered to the Administrative Agent and the Borrower such certifications as are required thereby to avoid the withholding taxes referred to in Section 4.06]; and

                  (g) the transactions contemplated by this Agreement are commercial banking transactions entered into in the ordinary course of the banking business of the Assignee.

                                  ARTICLE VI.

                                  Miscellaneous

         Section 6.01. Notices. All notices and other communications provided for herein (including, without limitation, any modifications of, or waivers, requests or consents under, this Agreement) shall be given or made in writing (including, without limitation, by telex or telecopy) to the intended recipient at its "Address for Notices" specified below its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice to the other party.

         Section 6.02. Amendment, Modification or Waiver. No provision of this Agreement may be amended, modified or waived except by an instrument in writing signed by the Assignor and the Assignee, and consented to by the Administrative Agent.

         Section 6.03. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. The representations and warranties made herein by the Assignee are also made for the benefit of the Administrative Agent and the Borrower, and the Assignee agrees that the Administrative Agent and the Borrower are entitled to rely upon such representations and warranties.

         Section 6.04. Assignments Neither party hereto may assign any of its rights or obligations hereunder except in accordance with the terms of the Credit Agreement.

         Section 6.05. Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

                                                              Exhibit E - Page 4

         Section 6.06. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be identical and all of which, taken together, shall constitute one and the same instrument, and each of the parties hereto may execute this Agreement by signing any such counterpart.

         Section 6.07. Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of Texas.

         Section 6.08. Expenses. To the extent not paid by the Borrower pursuant to the terms of the Credit Agreement, each party hereto shall bear its own expenses in connection with the execution, delivery and performance of this Agreement.

         Section 6.09. Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                                              Exhibit E - Page 5

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be executed and delivered as of the date first above written.

                                   ASSIGNOR:

                                   _____________________________________________


                                   By:__________________________________________
                                   Name:________________________________________
                                   Title:_______________________________________

                                   Address for Notices:

                                   _____________________________________________
                                   _____________________________________________
                                   _____________________________________________

                                   Telecopier No.:______________________________
                                   Telephone No.:_______________________________
                                   Attention:___________________________________



                                   ASSIGNEE:

                                   _____________________________________________


                                   By:__________________________________________
                                   Name:________________________________________
                                   Title:_______________________________________

                                   Address for Notices:

                                   _____________________________________________

                                   Telecopier No.:______________________________
                                   Telephone No.:_______________________________
                                   Attention:___________________________________


ACKNOWLEDGED AND CONSENTED TO:


___________________________________
As Administrative Agent


By:________________________________
Name:______________________________
Title:_____________________________



                    [Signature Page to Assignment Agreement]

                                    EXHIBIT F

                             FORM OF LETTER IN LIEU


Attn: Division Order Department

Re:______Letter in Lieu of Transfer Order

Gentlemen:

         [________________________], as Mortgagor, has executed the mortgages and financing statements described on Exhibit A attached hereto (the "Mortgage") for the benefit of Wachovia Bank, National Association, as administrative agent ("Lender"), granting a mortgage on and pledging those certain properties (the "Pledged Properties") described in the Mortgage to secure certain obligations also described in the Mortgage. Enclosed is a copy of the Mortgage covering the Pledged Properties.

         Exhibit B attached hereto lists the properties which are subject to the Mortgage for which you are accounting to Mortgagor and the decimal interest in production heretofore paid to Mortgagor with respect to its interest in each given property.

         Pursuant to the assignment of production provision in the Mortgage, Mortgagor transferred and assigned all of its interests in the Pledged Properties to Lender. Therefore, Mortgagor hereby authorizes and instructs you that all future payments attributable to the Pledged Properties, which would otherwise be paid to Mortgagor, should be made to:

     if by wire transfer:                  Wachovia Bank, National Association
                                           ________________________________
                                           ________________________________
                                           ________________________________
                                           Account No. ______________

     if by check, check made payable to:   ________________________________
                                           ________________________________

until notified in writing by Lender to discontinue such payments. Also, Mortgagor hereby requests that you change your records to reflect that Lender is entitled to the proceeds of production attributable to the Pledged Properties.

         In consideration of your acceptance of this Letter-in-Lieu of Transfer Order, Lender and Mortgagor agree as follows:

         1. Mortgagor has heretofore executed Transfer or Division Orders to you covering each of the properties referred to in Exhibit B attached to this letter. This letter is being executed by the undersigned in lieu of execution of separate Transfer or Division Orders. With respect to proceeds from the sale of oil, gas and other hydrocarbons as to which you account hereunder, Lender agrees that it will be bound by the terms, conditions, warranties and covenants of all such Transfer or Division Orders heretofore executed by Mortgagor now in force, with the same effect as though it had executed the originals thereof; provided, however, the aggregate liability of Lender with respect to any warranty, representation, covenant or indemnification contained therein or in this letter shall be limited to an amount equal to the amounts disbursed by you to Lender hereunder.

         2. Mortgagor hereby agrees that you are relieved of any responsibility in connection with the application of the proceeds paid by you to Lender as hereinabove specified and payment made by you to Lender shall be binding and conclusive as between you and Mortgagor.

                                                              Exhibit F - Page 1

         In the absence of a question about the enclosed schedule, you are respectfully requested to make disbursement to Lender as instructed herein and NOT TO SUSPEND OR DELAY any payments by virtue of the assignment of production from Mortgagor to Lender. Should you require additional documentation prior to implementing the manner of disbursement requested herein, notwithstanding the warranties and indemnifications contained hereinabove, please suspend disbursements to Mortgagor, pending execution of such additional documentation as you may reasonably require.

         In order that we may have a record evidencing your acceptance of this Letter-in-Lieu of Transfer Order, we request that you execute one copy of this letter in the space provided below and return the same to Lender in the enclosed self-addressed envelope.

                             Very truly yours,

                             [_________________________________________________]

                             By:_______________________________________________
                             Printed Name:_____________________________________
                             Title:____________________________________________


                             Wachovia Bank, National Association

                             By: ______________________________________________
                             Printed Name:_____________________________________
                             Title:____________________________________________


ACCEPTED this _____ day of ___________, 20___.


By:_______________________________________________
Printed Name: ____________________________________
Title:____________________________________________

                                                              Exhibit F - Page 2

                                    EXHIBIT G

                               GUARANTY AGREEMENT
                                (PARENT GUARANTY)


         THIS GUARANTY AGREEMENT (this "Guaranty Agreement"), dated as of ___________ ____, 200___, is made by RESOURCE AMERICA, INC., a Delaware corporation (the "Guarantor"), in favor of WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (the "Administrative Agent").

                              W I T N E S S E T H:

         WHEREAS, the Lenders have made extensions of credit including but not limited to Loans and Letters of Credit in the maximum aggregate principal amount not to exceed $75,000,000 at any one time outstanding to Atlas America, Inc., a Delaware corporation (the "Borrower"), pursuant to that certain Credit Agreement dated as of July 31, 2002, by and among the Borrower, the financial institutions (the "Lenders") party thereto, and Wachovia Bank, National Association, in its capacity of the issuer of certain letters of credit and as the Administrative Agent for the Lenders thereunder (the Credit Agreement together with the exhibits and schedules thereto and all extensions, renewals, amendments, substitutions and replacements thereto and thereof is herein referred to as the "Credit Agreement");

         WHEREAS, (i) the Letters of Credit may be issued under the Credit Agreement for the account of one or more of the Guarantors, (ii) the proceeds of the Loans under the Credit Agreement may be used by the Borrower to make loans to one or more of the Guarantors and for other general corporate purposes of the Borrower and the Guarantors, and (iii) Hedging Agreements may be entered into by one or more of the Guarantors and any Lender or its Affiliate, all as permitted pursuant to the Credit Agreement and all of which will directly and indirectly benefit the Borrower and the Guarantors;

         WHEREAS, as a condition subsequent to extending credit to the Borrower pursuant to the Credit Agreement, the Lenders have required that, inter alia, Guarantor execute and deliver to the Administrative Agent, for and on behalf of the Lenders, a guaranty agreement upon the full redemption of the Existing Senior Notes;

         WHEREAS, the Guarantor has determined, reasonably and in good faith, that (i) it has adequate capital to conduct its business as presently conducted and as proposed to be conducted, (ii) it will be able to meet its obligations hereunder and in respect of its existing and future indebtedness and liabilities (contingent or otherwise) as and when the same shall become due and payable, including those under this Guaranty Agreement, (iii) it is otherwise solvent and
(iv) the execution and delivery of this Guaranty Agreement and the consummation of the transactions contemplated hereby will not render it insolvent;

         WHEREAS, the Guarantor has determined that the execution and delivery of this Guaranty Agreement is in furtherance of its corporate purposes and in its best interest and that it will derive substantial benefit, whether directly or indirectly, from the making of this Guaranty Agreement, having regard for all relevant facts and circumstances; and

         WHEREAS, the Guarantor has agreed to execute and deliver this Guaranty Agreement to the Administrative Agent, for the benefit of the Lenders.

         NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders to make Loans to the Borrower pursuant to the Credit Agreement by fulfilling the requirements of the Credit Agreement, the Guarantor agrees, for the benefit of each Lender, as follows:

                                                              Exhibit G - Page 1

                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.1 Certain Terms. The following capitalized terms when used in this Guaranty Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

         "Administrative Agent" is defined in the preamble.

         "Borrower" is defined in the first recital.

         "Commitments" means each Commitment as defined in the Credit Agreement.

         "Credit Agreement" is defined in the first recital.

         "Guarantor" is defined in the preamble.

         "Guaranty Agreement" is defined in the preamble.

         "Lenders" is defined in the first recital.

         "Taxes" is defined in clause (1) of Section 2.7.

         "U.C.C." means the Uniform Commercial Code as in effect in the State of Texas.

         SECTION 1.2 Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, capitalized terms used in this Guaranty Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

         SECTION 1.3 U.C.C. Definitions. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Guaranty Agreement, including its preamble and recitals, with such meanings.

                                   ARTICLE II

                               GUARANTY PROVISIONS

         SECTION 2.1 Guaranty Agreement. The Guarantor hereby absolutely, unconditionally, and irrevocably (1) guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Indebtedness of the Borrower and each other Obligor now or hereafter existing under each of the Credit Agreement, the Notes and each other Loan Document to which the Borrower or such other Obligor is or may become a party, whether for principal, interest, fees, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. ss.362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. ss.502(b) and ss.506(b)), and (2) indemnifies and holds harmless each Lender and each holder of a Note for any and all costs and expenses (including reasonable attorney's fees and expenses) incurred by such Lender or such holder, as the case may be, in enforcing any rights under this Guaranty Agreement; provided, however, that the Guarantor shall be liable under this Guaranty Agreement for the maximum amount of such liability that can be hereby incurred without rendering this Guaranty Agreement, as it relates to the Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. This Guaranty Agreement constitutes a guaranty of payment when due and not of collection, and the Guarantor specifically agrees that it shall not be necessary or required that any Lender or any holder of any Note exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Borrower or any other Obligor (or any other Person) before or as a condition to the obligations of the Guarantor hereunder.

                                                              Exhibit G - Page 2

         SECTION 2.2 Acceleration of Guaranty Agreement. The Guarantor agrees that, in the event of the occurrence of any event of the type described in
Section 10.01(e), (f) or (g) of the Credit Agreement, with respect to the Borrower, any other Obligor or the Guarantor, and if such event shall occur at a time when any of the Indebtedness may not then be due and payable by the Borrower due to any automatic stay or other debtor relief laws, the Guarantor will pay to the Lenders forthwith the full amount which would be payable hereunder by the Guarantor if all such Indebtedness were then due and payable.

         SECTION 2.3 Guaranty Agreement Absolute, etc. This Guaranty Agreement shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until all Indebtedness of the Borrower and each other Obligor has been paid in full, all obligations of the Guarantor hereunder shall have been paid in full, all Commitments shall have terminated and all Lender Hedging Agreements have terminated. Guarantor may not rescind or revoke its obligations hereunder. The Guarantor guarantees that the Indebtedness of the Borrower and each other Obligor will be paid strictly in accordance with the terms of the Credit Agreement and each other Loan Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Lender or any holder of any Note with respect thereto. The liability of the Guarantor under this Guaranty Agreement shall be absolute, unconditional and irrevocable irrespective of: (1) any lack of validity, legality or enforceability of the Credit Agreement, any Note or any other Loan Document; (2) the failure of any Lender or any holder of any Note (a) to assert any claim or demand or to enforce any right or remedy against the Borrower, any other Obligor or any other Person (including any other guarantor) under the provisions of the Credit Agreement, any Note, any other Loan Document or otherwise, or (b) to exercise any right or remedy against any other guarantor of, or collateral securing, any Indebtedness of the Borrower or any other Obligor; (3) any change in the time, manner or place of payment of, or in any other term of, all or any of the Indebtedness of the Borrower or any other Obligor, or any other extension, compromise or renewal of any Indebtedness of the Borrower or any other Obligor; (4) any reduction, limitation, impairment or termination of any Indebtedness of the Borrower or any other Obligor for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Indebtedness of the Borrower, any other Obligor or otherwise; (5) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreement, any Note or any other Loan Document; (6) any addition, exchange, release, surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition of, or consent to departure from, any other guaranty, held by any Lender or any holder of any Note securing any of the Indebtedness of the Borrower or any other Obligor; (7) the insolvency or bankruptcy of, or similar event affecting, the Borrower or any other Obligor; or (8) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrower, any other Obligor, any surety or any guarantor. Guarantor waives all rights and defenses which may arise with respect to any of the foregoing, and Guarantor waives any right to revoke this Guaranty Agreement with respect to future indebtedness. Guarantor waives all rights or defenses under (1) Section 34.01 et seq. of the Texas Business and Commerce Code, as amended, (2) Section 17.001 of the Texas Civil Practice and Remedies Code, as amended, (3) Rule 31 of the Texas Rules of Civil Procedure, as amended, or (4) common law, in equity, under contract, by statute, or otherwise.

         SECTION 2.4 Reinstatement. The Guarantor agrees that this Guaranty Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Indebtedness is rescinded or must otherwise be restored by any Lender or any holder of any Note, upon the insolvency, bankruptcy or reorganization of the Borrower, any other Obligor or otherwise, all as though such payment had not been made.

         SECTION 2.5 Waiver, etc. The Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Indebtedness of the Borrower or any other Obligor and this Guaranty Agreement and any requirement that the Administrative Agent, any other Lender or any holder of any Note protect, secure, perfect or insure any security interest or Lien, or any property subject thereto, or exhaust any right or take any action against the Borrower, any other Obligor or any other Person (including any other guarantor) or entity or any collateral securing the Indebtedness of the Borrower or any other Obligor, as the case may be.

                                                              Exhibit G - Page 3

         SECTION 2.6 Waiver of Subrogation. Until the Indebtedness is paid in full, all Commitments have terminated and all Lender Hedging Agreements have terminated, the Guarantor shall not enforce or exercise any claim or other rights which it may now or hereafter acquire against the Borrower or any other Obligor that arise from the existence, payment, performance or enforcement of the Guarantor's obligations under this Guaranty Agreement or any other Loan Document, including any right of subrogation, reimbursement, exoneration, or indemnification, any right to participate in any claim or remedy of the Lenders against the Borrower or any other Obligor or any collateral which the Administrative Agent now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including the right to take or receive from the Borrower or any other Obligor, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to the Guarantor in violation of the preceding sentence, such amount shall be deemed to have been paid to the Guarantor for the benefit of, and held in trust for, the Lenders, and shall forthwith be paid to the Lenders to be credited and applied upon the Indebtedness, whether matured or unmatured. The Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreement and that the waiver set forth in this Section is knowingly made in contemplation of such benefits.

         SECTION 2.7 Payments Free and Clear of Taxes, etc. The Guarantor hereby agrees that:

                  (a) All payments by the Guarantor hereunder shall be made in accordance with Section 4.06 of the Credit Agreement free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding franchise taxes and taxes imposed on or measured by any Lender's net income or receipts (such non-excluded items being called "Taxes"). In the event that any withholding or deduction from any payment to be made by the Guarantor hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then the Guarantor will (i) pay directly to the relevant authority the full amount required to be so withheld or deducted; (ii) promptly forward to such Lender an official receipt or other documentation satisfactory to such Lender evidencing such payment to such authority; and (iii) pay to such Lender such additional amount or amounts as is necessary to ensure that the net amount actually received by such Lender will equal the full amount such Lender would have received had no such withholding or deduction been required. Moreover, if any Taxes are directly asserted against any Lender with respect to any payment received by such Lender hereunder, such Lender may pay such Taxes and the Guarantor will promptly pay such additional amounts (including, if incurred as a result of Guarantor's or the Borrower's action, omission or delay, any penalties, interest or expenses) as is necessary in order that the net amount received by such Lender after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount such Lender would have received had such Taxes not been asserted.

                  (b) If the Guarantor fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to any Lender the required receipts or other required documentary evidence, the Guarantor shall indemnify such Lender for any incremental Taxes, interest or penalties that may become payable by such Lender as a result of any such failure.

                  (c) Without prejudice to the survival of any other agreement of the Guarantor hereunder, the agreements and obligations of the Guarantor contained in this Section 2.7 shall survive the payment in full of the principal of and interest on the Loans.

         SECTION 2.8 Contribution Agreement. Upon full and final payment of the Indebtedness, Guarantor and all other Guarantors which have made payments upon all or any part of the Indebtedness shall be entitled to contribution from all of the other Guarantors, to the end that all such payments upon the Indebtedness shall be shared among all Guarantors who guaranteed such Indebtedness in proportion to their respective Net Worths (defined below), provided that the contribution obligations of each of the Guarantors shall be limited to the maximum amount that it can pay at such time without rendering its contribution obligations voidable under applicable law relating to fraudulent conveyances or fraudulent transfers. As used in this subsection, the "Net Worth" of each of the Guarantors means, at any time, the remainder of (i) the fair value of such Guarantor's assets (other than such right of contribution), minus (ii) the fair value of such Guarantor's liabilities (other than its liabilities under its guaranty of the Indebtedness).

                                                              Exhibit G - Page 4

         SECTION 2.9 Subordination. Guarantor hereby subordinates and makes inferior to the Indebtedness any and all Intercompany Debt now or at any time hereafter owed by the Borrower or other Obligor to the Guarantor. Guarantor agrees that after the occurrence of any Default or Event of Default under the Credit Agreement, it will not permit the Borrower to repay such Intercompany Debt or any part thereof and it will not accept payment from the Borrower of such Intercompany Debt or any part thereof without the prior written consent of the Majority Lenders as defined in the Credit Agreement. If Guarantor receives any such payment without the prior required written consent, the amount so paid shall be held in trust for the benefit of the Lenders, shall be segregated from the other funds of such Guarantor, and shall forthwith be paid over to the Administrative Agent to be held by the Administrative Agent as collateral for, or then or at any time thereafter applied in whole or in part by the Administrative Agent against, all or any portions of the Indebtedness, whether matured or unmatured, in such order as the Administrative Agent shall elect.

                                   ARTICLE III

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

         SECTION 3.1 Representations, Warranties and Covenants. By execution hereof, Guarantor covenants and agrees that certain representations, warranties, terms, covenants, and conditions set forth in the Credit Agreement and other Loan Documents are applicable to Guarantor and shall be imposed upon Guarantor, and Guarantor reaffirms that each such representation and warranty is true and correct and covenants and agrees to promptly and properly perform, observe, and comply with each such term, covenant, or condition. Moreover, Guarantor acknowledges and agrees that this Guaranty Agreement is subject to the offset provisions of the Credit Agreement in favor of the Administrative Agent and the Lenders.

                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

         SECTION 4.1 Loan Document. This Guaranty Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

         SECTION 4.2 Releases. At such time as the Loans shall have been paid in full, the Commitments have been terminated and no Lender Hedging Agreements are outstanding, the Administrative Agent shall, at the request and expense of the Guarantor following such termination, promptly execute and deliver to the Guarantor such documents and instruments as the Guarantor shall reasonably request to evidence termination and release of this Guaranty Agreement.

         SECTION 4.3 Administrative Agent and Lenders; Successors and Assigns.

                  (a) The Administrative Agent is Administrative Agent for each Lender under the Credit Agreement. All rights granted to Administrative Agent under or in connection with this Guaranty Agreement are for each Lender's ratable benefit. The Administrative Agent may, without the joinder of any Lender, exercise any rights in Administrative Agent's or Lenders' favor under or in connection with this Guaranty Agreement. The Administrative Agent's and each Lender's rights and obligations vis-a-vis each other may be subject to one or more separate agreements between those parties. However, the Guarantor is not required to inquire about any such agreement and is not subject to any terms of it unless the Guarantor specifically enters into such agreement. Therefore, neither Guarantor nor its successors or assigns is entitled to any benefits or provisions of any such separate agreement nor is it entitled to rely upon or raise as a defense any party's failure or refusal to comply with the provisions of any such agreement.

                  (b) This Guaranty Agreement benefits the Administrative Agent, the Lenders, and their respective successors and assigns and binds Guarantor and its successors and assigns. Upon appointment of any successor Administrative Agent under the Credit Agreement, all of the rights of Administrative Agent under this Guaranty Agreement automatically vests in that new Administrative Agent as successor Administrative Agent on behalf of Lenders without any further act, deed, conveyance, or other formality other than that appointment. The rights of the Administrative Agent and the Lenders under this Guaranty Agreement may be transferred with any assignment of the obligations hereby guaranteed pursuant to and in accordance with the terms of the Credit Agreement. The Credit Agreement contains provisions governing assignments of the obligations guaranteed under this Guaranty Agreement.

                                                              Exhibit G - Page 5

         SECTION 4.4 Amendments, etc. No amendment to or waiver of any provision of this Guaranty Agreement, nor consent to any departure by the Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by or on behalf of the party against whom it is sought to be enforced and is in conformity with the requirements of Section 12.04 of the Credit Agreement. Each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 4.5 Addresses for Notices to the Guarantor. All notices and other communications hereunder to the Guarantor shall be in writing and mailed or delivered to it, addressed to it at the address set forth below or at such other address as shall be designated by the Guarantor in a written notice to the Administrative Agent at the address specified in the Credit Agreement complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed, be effective when deposited in the mails, addressed as aforesaid. Address for notices:

                  _________________________________
                  _________________________________
                  Attn:
                  Facsimile:  (____) ______________
                  Telephone:  (____) ______________

         SECTION 4.6 No Waiver; Remedies. In addition to, and not in limitation of, Section 2.3 and Section 2.5, no failure on the part of any Lender or any holder of a Note to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION 4.7 Section Captions. Section captions used in this Guaranty Agreement are for convenience of reference only, and shall not affect the construction of this Guaranty Agreement.

         SECTION 4.8 Setoff. In addition to, and not in limitation of, any rights of any Lender or any holder of a Note under applicable law, upon the occurrence of an Event of Default under or as defined in the Credit Agreement, each Lender and each such holder shall be entitled to exercise any right of offset or banker's lien against each and every account and other property or interest that the Guarantor may now or hereafter have with, or which is now or hereafter in the possession of, any such Lender, to the extent of the full amount of the Indebtedness.

         SECTION 4.9 Severability. Wherever possible each provision of this Guaranty Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty Agreement.

         SECTION 4.10 Governing Law. THIS GUARANTY AGREEMENT SHALL BE DEEMED TO BE A CONTRACT UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAW. THIS GUARANTY AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

                                                              Exhibit G - Page 6

         SECTION 4.11 Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE LENDERS OR THE GUARANTOR MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. THE GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF TEXAS. THE GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         SECTION 4.12 Waiver of Jury Trial. THE GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE LENDERS OR THE GUARANTOR. THE GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS ENTERING INTO THE CREDIT AGREEMENT.

         SECTION 4.13 Entire Agreement. THIS GUARANTY AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

        Remainder of Page Intentionally Blank. Signature Page to Follow.


                                                              Exhibit G - Page 7

         IN WITNESS WHEREOF, the Guarantor has caused this Guaranty Agreement to be duly executed and delivered by an officer duly authorized as of the date first written above.

                                  GUARANTOR:

                                  RESOURCE AMERICA, INC.


                                  By: ________________________________________
                                  Name: ______________________________________
                                  Title: _____________________________________





                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                                              Exhibit G - Page 8

         This Guaranty Agreement is accepted by the Administrative Agent, for and on behalf of the Lenders, as of the date first written above.

                                  WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as Administrative Agent


                                  By: ________________________________________
                                  Name: ______________________________________
                                  Title: _____________________________________




                                                              Exhibit G - Page 9

                                    EXHIBIT H

               FORM OF PLEDGE, ASSIGNMENT, AND SECURITY AGREEMENT
                                    (PARENT)


         THIS PLEDGE, ASSIGNMENT, AND SECURITY AGREEMENT (this "Security Agreement") is executed as of July _________________, 2002, by RESOURCE AMERICA, INC., a Delaware corporation ("Debtor"), whose address is _________________________, and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association (in its capacity as "Administrative Agent" for Lenders (hereafter defined)), as "Secured Party," whose address is 1001 Fannin, Suite 4300, Houston, Texas 77002.

                                    RECITALS

         A. Atlas America, Inc., a Delaware corporation ("Borrower"), Wachovia Bank, National Association, as Administrative Agent (including its permitted successors and assigns in such capacity, the "Administrative Agent"), and Lenders now or hereafter party to the Credit Agreement (including their respective permitted successors and assigns, the "Lenders") have entered into a Credit Agreement dated as of July 31, 2002 (as amended, modified, supplemented, or restated from time to time, the "Credit Agreement");

         B. This Security Agreement is integral to the transactions contemplated by the Loan Documents, and the execution and delivery hereof, is a condition precedent to Lenders' Indebtedness to extend credit under the Loan Documents.

         ACCORDINGLY, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor and Secured Party hereby agree as follows:

         1. REFERENCE TO CREDIT AGREEMENT. The terms, conditions, and provisions of the Credit Agreement are incorporated herein by reference, the same as if set forth herein verbatim, which terms, conditions, and provisions shall continue to be in full force and effect hereunder so long as Lenders are obligated to lend under the Credit Agreement and thereafter until the Indebtedness is paid and performed in full.

         2. CERTAIN DEFINITIONS. Unless otherwise defined herein, or the context hereof otherwise requires, each term defined in either of the Credit Agreement or in the UCC is used in this Security Agreement with the same meaning; provided that, if the definition given to such term in the Credit Agreement conflicts with the definition given to such term in the UCC, the Credit Agreement definition shall control to the extent legally allowable; and if any definition given to such term in Chapter 9 of the UCC conflicts with the definition given to such term in any other chapter of the UCC, the Chapter 9 definition shall prevail. As used herein, the following terms have the meanings indicated:

                  Collateral has the meaning set forth in Paragraph 4 hereof.

                  Collateral Notes has the meaning set forth in Paragraph 4 hereof.

                  Collateral Note Security has the meaning set forth in Paragraph 4 hereof.

                  Collateral Obligor means any Person obligated with respect to any of the Collateral, whether as an account debtor, obligor on an instrument, issuer of securities, or otherwise.

                  Control Agreement means, with respect to any Collateral consisting of investment property, Deposit Accounts, electronic chattel paper, and letter-of-credit rights, an agreement evidencing that Secured Party has "control" (as defined in the UCC) of such Collateral.

                                                              Exhibit H - Page 1

                  Indebtedness means, collectively, (a) the "Indebtedness" as defined in the Credit Agreement, and (b) all Indebtedness, liabilities, and Indebtedness of Debtor arising under this Security Agreement or any Guaranty Agreement assuring payment of the Indebtedness; it being the intention and contemplation of Debtor and Secured Party that future advances will be made by Secured Party or one or more Lenders to Debtor for a variety of purposes, that Debtor may guarantee (or otherwise become directly or contingently obligated with respect to) the Indebtedness of others to Secured Party or to one or more Lenders, that from time to time overdrafts of Debtor's accounts with Secured Party or with other Lenders may occur, and that Secured Party or one or more Lenders may from time to time acquire from others Indebtedness of Debtor to such others, and that payment and repayment of all of the foregoing are intended to and shall be part of the Indebtedness secured hereby. The Indebtedness shall include, without limitation, future, as well as existing, advances, Indebtedness, liabilities, and Indebtedness owed by Debtor to Secured Party or to any Lender arising under the Loan Documents or otherwise.

                  Lender means, individually, or Lenders means, collectively, on any date of determination, Administrative Agent and Lenders and their permitted successors and

                  Pledged Securities means the Pledged Shares.

                  Pledged Shares has the meaning set forth in Paragraph 4 hereof.

                  Security Interest means the security interest granted and the pledge and assignment made under Paragraph 3 hereof.

                  UCC means the Uniform Commercial Code, including each such provision as it may subsequently be renumbered, as enacted in the State of Texas or other applicable jurisdiction, as amended at the time in question.

         3. SECURITY INTEREST. In order to secure the full and complete payment and performance of the Indebtedness when due, Debtor hereby grants to Secured Party a Security Interest in all of Debtor's rights, titles, and interests in and to the Collateral and pledges, collaterally transfers, and assigns the Collateral to Secured Party, all upon and subject to the terms and conditions of this Security Agreement. Such Security Interest is granted and pledge and assignment are made as security only and shall not subject Secured Party to, or transfer or in any way affect or modify, any obligation of Debtor with respect to any of the Collateral or any transaction involving or giving rise thereto. If the grant, pledge, or collateral transfer or assignment of any specific item of the Collateral is expressly prohibited by any contract, then the Security Interest created hereby nonetheless remains effective to the extent allowed by the UCC or other applicable law, but is otherwise limited by that prohibition.

         4. COLLATERAL. As used herein, the term "Collateral" means the following items and types of property, wherever located, now owned or in the future existing or acquired by Debtor, and all proceeds and products thereof, and any substitutes or replacements therefor:

                  (a) All rights, titles, and interests of Debtor in and to all outstanding stock, equity, or other investment securities owned by Debtor, in and to 1000 shares of common stock being all of the capital stock of ATLAS ENERGY HOLDINGS, INC., a Delaware corporation (the "Pledged Shares");

                  (b) All rights, titles, and interests of Debtor in and to all promissory notes and other instruments payable to Debtor, including, without limitation, all inter-company notes from Borrower or any Subsidiary Guarantor and those set forth on Annex B ("Collateral Notes") and all rights, titles, interests, and Liens Debtor may have, be, or become entitled to under all present and future loan agreements, security agreements, pledge agreements, deeds of trust, mortgages, guarantees, or other documents assuring or securing payment of or otherwise evidencing the Collateral Notes, including, without limitation, those set forth on Annex B ("Collateral Note Security");

                  (c) All present and future accounts, contract rights, general intangibles, cash and noncash proceeds, and other rights arising from or by virtue of, or from the voluntary or involuntary sale or other disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against any other Person with respect to, all or any part of the Collateral heretofore described in this clause or otherwise; and

                                                              Exhibit H - Page 2

                  (d) All present and future security for the payment to any Obligor of any of the Collateral described above and goods which gave or will give rise to any such Collateral or are evidenced, identified, or represented therein or thereby.

The description of the Collateral contained in this Paragraph 4 shall not be deemed to permit any action prohibited by this Security Agreement or by the terms incorporated in this Security Agreement.

         5. REPRESENTATIONS AND WARRANTIES. Debtor represents and warrants to Secured Party that:

                  (a) Credit Agreement. To the extent certain representations and warranties in the Credit Agreement are applicable to it or its assets or operations, each such representation and warranty is true and correct.

                  (b) Binding Indebtedness/Perfection. This Security Agreement creates a legal, valid, and binding Lien in and to the Collateral in favor of Secured Party and enforceable against Debtor. For Collateral in which the Security Interest may be perfected by the filing of Financing Statements, once those Financing Statements have been properly filed in the jurisdictions described on Annex A hereto, the Security Interest in that Collateral will be fully perfected and the Security Interest will constitute a first-priority Lien on such Collateral, subject only to Excepted Liens. None of the Collateral has been delivered nor control with respect thereto given to any other Person. Other than the Financing Statements and Control Agreements with respect to this Security Agreement, there are no other financing statements or control agreements covering any Collateral, other than those evidencing Excepted Liens. The creation of the Security Interest does not require the consent of any Person that has not been obtained.

                  (c) Debtor Information. Debtor's exact legal name, mailing address, jurisdiction of organization, type of entity, and state issued organizational identification number are as set forth on Annex A hereto.

                  (d) Location. Annex A sets forth Debtor's place of business and chief executive office.

                  (e) Governmental Authority. No Authorization, approval, or other action by, and no notice to or filing with, any Governmental Authority is required either (i) for the pledge by Debtor of the Collateral pursuant to this Security Agreement or for the execution, delivery, or performance of this Security Agreement by Debtor, or (ii) for the exercise by Secured Party of the voting or other rights provided for in this Security Agreement or the remedies in respect of the Collateral pursuant to this Security Agreement (except as may be required in connection with the disposition of the Pledged Securities by laws affecting the offering and sale of securities generally).

                  (f) Liens. Debtor owns all presently existing Collateral, and will acquire all hereafter-acquired Collateral, free and clear of all liens, except Excepted Liens.

                  (g) Collateral. Annex B accurately lists all Collateral Notes, Collateral Note Security, and Pledged Shares in which Debtor has any rights, titles, or interest (but such failure of such description to be accurate or complete shall not impair the Security Interest in such Collateral).

                  (h) Instruments, Chattel Paper, Collateral Notes, and Collateral Note Security. All instruments and chattel paper, including, without limitation, the Collateral Notes, have been delivered to Secured Party, together with corresponding endorsements duly executed by Debtor in favor of Secured Party, and such endorsements have been duly and validly executed and are binding and enforceable against Debtor in accordance with their terms. Each Collateral Note and the documents evidencing the Collateral Note Security are in full force and effect; there have been no renewals or extensions of, or amendments, modifications, or supplements to, any thereof about which the Secured Party has not been advised in writing; and no "default" or "event of default" has occurred and is continuing under any such Collateral Note or documents evidencing the Collateral Note Security. Debtor has good title to the Collateral Notes and Collateral Note Security, and such Collateral Notes and Collateral Note Security are free from any claim for credit, deduction, or allowance of a Collateral Obligor and free from any defense, condition, dispute, setoff, or counterclaim, and there is no extension or indulgence with respect thereto.

                                                              Exhibit H - Page 3

                  (i) Pledged Securities; Pledged Shares. All Collateral that is Pledged Shares is duly authorized, validly issued, fully paid, and non-assessable, and the transfer thereof is not subject to any restrictions, other than restrictions imposed by applicable securities and corporate laws. The Pledged Securities include 100% of the issued and outstanding common stock or other equity interests of ATLAS ENERGY HOLDINGS, INC.. As of the date hereof, no shares of capital stock or other equity securities are issued, reserved for issuance or outstanding, and there are no other options, warrants or other rights presently outstanding to purchase or otherwise acquire any authorized but unissued, unauthorized or treasury shares of capital stock of ATLAS ENERGY HOLDINGS, INC. None of the Pledged Shares is subject to preemptive rights. Debtor has good title to the Pledged Securities, free and clear of all Liens and encumbrances thereon (except for the Security Interest created hereby), and has delivered to Secured Party
         (i) all stock certificates, or other instruments or documents representing or evidencing the Pledged Securities, together with corresponding assignment or transfer powers duly executed in blank by Debtor, and such powers have been duly and validly executed and are binding and enforceable against Debtor in accordance with their terms or (ii) to the extent such Pledged Securities are uncertificated, an executed Control Agreement with respect to such Pledged Securities. The pledge of the Pledged Securities in accordance with the terms hereof creates a valid and perfected first priority security interest in the Pledged Securities securing payment of the Indebtedness.

The foregoing representations and warranties will be true and correct in all respects with respect to any additional Collateral or additional specific descriptions of certain Collateral delivered to Secured Party in the future by Debtor. The failure of any of these representations or warranties or any description of Collateral therein to be accurate or complete shall not impair the Security Interest in any such Collateral.

         6. COVENANTS. So long as Lenders are committed to extend credit to Borrower or Debtor under the Credit Agreement and thereafter until the Indebtedness is paid and performed in full, Debtor covenants and agrees with Secured Party that Debtor will:

                  (a) Credit Agreement. (i) Comply with, perform, and be bound by all covenants and agreements in the Credit Agreement that are applicable to it, its assets, or its operations, each of which is hereby ratified and confirmed (INCLUDING, WITHOUT LIMITATION, THE INDEMNIFICATION AND RELATED PROVISIONS IN SECTION 12.03 OF THE CREDIT AGREEMENT); AND (ii) CONSENT TO AND APPROVE THE VENUE, SERVICE OF PROCESS, AND WAIVER OF JURY TRIAL PROVISIONS OF SECTION 12.13 OF THE CREDIT AGREEMENT.

                  (b) Information/Record of Collateral. Maintain, at the place where Debtor is entitled to receive notices under the Loan Documents, a current record of where all Collateral is located, permit representatives of Secured Party at any time during normal business hours to inspect and make abstracts from such records, and furnish to Secured Party, at such intervals as Secured Party may request, such documents, lists, descriptions, certificates, and other information as may be necessary or proper to keep Secured Party informed with respect to the identity, location, status, condition, and value of the Collateral. In addition, from time to time at the request of Secured Party deliver to Secured Party such information regarding Debtor as Secured Party may reasonably request.

                  (c) Annexes. Immediately update all annexes hereto if any information therein shall become inaccurate or incomplete. Notwithstanding any other provision herein, Debtor's failure to describe any Collateral required to be listed on any annex hereto shall not impair Secured Party's Security Interest in the Collateral.

                                                              Exhibit H - Page 4

                  (d) Perform Indebtedness. Fully perform all of Debtor's duties under and in connection with each transaction to which the Collateral, or any part thereof, relates, so that the amounts thereof shall actually become payable in their entirety to Secured Party. Furthermore, notwithstanding anything to the contrary contained herein,
         (i) Debtor shall remain liable under the contracts, agreements, documents, and instruments included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Security Agreement had not been executed,
         (ii) the exercise by Secured Party of any of its rights or remedies hereunder shall not release Debtor from any of its duties or obligations under the contracts, agreements, documents, and instruments included in the Collateral, and (iii) Secured Party shall not have any indebtedness, liability, or obligation under any of the contracts, agreements, documents, and instruments included in the Collateral by reason of this Security Agreement, and Secured Party shall not be obligated to perform any of the obligations or duties of Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                  (e) Notices. (i) Except as may be otherwise expressly permitted under the terms of the Credit Agreement, promptly notify Secured Party of (A) any change in any fact or circumstances represented or warranted by Debtor with respect to any of the Collateral or Indebtedness, (B) any claim, action, or proceeding affecting title to all or any of the Collateral or the Security Interest and, at the request of Secured Party, appear in and defend, at Debtor's expense, any such action or proceeding, (C) any material change in the nature of the Collateral, (D) any material damage to or loss of Collateral, and (E) the occurrence of any other event or condition (including, without limitation, matters as to Lien priority) that could have a material adverse effect on the Collateral (taken as a whole) or the Security Interest created hereunder; and (ii) give Secured Party thirty (30) days written notice before any proposed (A) relocation of its principal place of business or chief executive office, (B) change of its name, identity, or corporate structure, (C) relocation of the place where its books and records concerning its accounts are kept, (D) relocation of any Collateral to a location not described on the attached Annex A, and (E) change of its jurisdiction of organization or organizational identification number, as applicable. Prior to making any of the changes contemplated in clause (ii) preceding, Debtor shall execute and deliver all such additional documents and perform all additional acts as Secured Party, in its sole discretion, may request in order to continue or maintain the existence and priority of the Security Interests in all of the Collateral.

                  (f) Collateral in Trust. Hold in trust (and not commingle with other assets of Debtor) for Secured Party all Collateral that is Collateral Notes or Pledged Securities, at any time received by Debtor, and promptly deliver same to Secured Party, unless Secured Party at its option (which may be evidenced only by a writing signed by Secured Party stating that Secured Party elects to permit Debtor to so retain) permits Debtor to retain the same, but any Collateral Notes or Pledged Securities, so retained shall be marked to state that they are assigned to Secured Party; each such instrument shall be endorsed to the order of Secured Party (but the failure of same to be so marked or endorsed shall not impair the Security Interest thereon).

                  (g) Control. Execute all documents and take any action required by Secured Party in order for Secured Party to obtain "control" (as defined in the UCC) with respect to Collateral consisting of uncertificated Pledged Securities. If Debtor at any time holds or acquires an interest in any electronic chattel paper or any "transferable record," as that term is defined in the federal Electronic Signatures in Global and National Commerce Act, or in the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, promptly notify Secured Party thereof and, at the request of Secured Party, take such action as Secured Party may reasonably request to vest in Secured Party control under the UCC of such electronic chattel paper or control under the federal Electronic Signatures in Global and National Commerce Act or, as the case may be, the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record.

                  (h) Further Assurances. At Debtor's expense and Secured Party's request, before or after a Default or Event of Default, (i) file or cause to be filed such applications and take such other actions as Secured Party may request to obtain the consent or approval of any Governmental Authority to Secured Party's rights hereunder, including, without limitation, the Right to sell all the Collateral upon a Default or Event of Default without additional consent or approval from such Governmental Authority (and, because Debtor agrees that Secured Party's remedies at law for failure of Debtor to comply with this provision would be inadequate and that such failure would not be adequately compensable in damages, Debtor agrees that its covenants in this provision may be specifically enforced); (ii) from time to time promptly execute and deliver to Secured Party all such other assignments, certificates, supplemental documents, and financing statements, and do all other acts or things as Secured Party may reasonably request in order to more fully create, evidence, perfect, continue, and preserve the priority of the Security Interest and to carry out the provisions of this Security Agreement; and (iii) pay all filing fees in connection with any financing, continuation, or termination statement or other instrument with respect to the Security Interests.

                                                              Exhibit H - Page 5

                  (i) Encumbrances. Not create, permit, or suffer to exist, and shall defend the Collateral against, any Lien or other encumbrance on the Collateral, and shall defend Debtor's rights in the Collateral and Secured Party's Security Interest in, the Collateral against the claims and demands of all Persons except those holding or claiming Excepted Liens. Debtor shall do nothing to impair the rights of Secured Party in the Collateral.

                  (j) Collateral Notes and Collateral Note Security. Without the prior written consent of Secured Party not (i) modify or substitute, or permit the modification or substitution of, any Collateral Note or any document evidencing the Collateral Note Security or (ii) release any Collateral Note Security unless specifically required by the terms thereof.

                  (k) Securities. Except as permitted by the Credit Agreement, not sell, exchange, or otherwise dispose of, or grant any option, warrant, or other right with respect to, any of the Pledged Securities; to the extent any issuer of any Pledged Securities is controlled by Debtor and/or its Affiliates, not permit such issuer to issue any additional shares of stock or other securities in addition to or in substitution for the Pledged Securities, except issuances to Debtor on terms acceptable to Secured Party; pledge hereunder, immediately upon Debtor's acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each Subsidiary of Debtor; and take any action necessary, required, or requested by Secured Party to allow Secured Party to fully enforce its Security Interest in the Pledged Securities, including, without limitation, the filing of any claims with any court, liquidator, trustee, custodian, receiver, or other like person or party.

         7. DEFAULT; REMEDIES. If an Event of Default exists, Secured Party may, at its election (but subject to the terms and conditions of the Credit Agreement), exercise any and all rights available to a secured party under the UCC, in addition to any and all other rights afforded by the Loan Documents, at law, in equity, or otherwise, including, without limitation, (a) requiring Debtor to assemble all or part of the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to Debtor and Secured Party, (b) surrendering any policies of insurance on all or part of the Collateral and receiving and applying the unearned premiums as a credit on the Indebtedness, (c) applying by appropriate judicial proceedings for appointment of a receiver for all or part of the Collateral (and Debtor hereby consents to any such appointment), and (d) applying to the Indebtedness any cash held by Secured Party under this Security Agreement, including, without limitation, any cash in the Cash Collateral Account (defined in Section 8(h)).

                  (a) Notice. Reasonable notification of the time and place of any public sale of the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be sent to Debtor and to any other Person entitled to notice under the UCC; provided that, if any of the Collateral threatens to decline speedily in value or is of the type customarily sold on a recognized market, Secured Party may sell or otherwise dispose of the Collateral without notification, advertisement, or other notice of any kind. It is agreed that notice sent or given not less than ten days prior to the taking of the action to which the notice relates is reasonable notification and notice for the purposes of this subparagraph.

                  (b) Condition of Collateral; Warranties. Secured Party has no obligation to clean-up or otherwise prepare the Collateral for sale. Secured Party may sell the Collateral without giving any warranties as to the Collateral. Secured Party may specifically disclaim any warranties of title or the like. This procedure will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.

                  (c) Compliance with Other Laws. Secured Party may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

                                                              Exhibit H - Page 6

                  (d) Sales of Pledged Securities.

                           (i) Debtor agrees that, because of the Securities Act
                  of 1933, as amended, or the rules and regulations promulgated thereunder (collectively, the "Securities Act"), or any other laws or regulations, and for other reasons, there may be legal or practical restrictions or limitations affecting Secured Party in any attempts to dispose of certain portions of the Pledged Securities and for the enforcement of its rights. For these reasons, Secured Party is hereby authorized by Debtor, but not obligated, upon the occurrence and during the continuation of an Event of Default, to sell all or any part of the Pledged Securities at private sale, subject to investment letter or in any other manner which will not require the Pledged Securities, or any part thereof, to be registered in accordance with the Securities Act or any other laws or regulations, at a reasonable price at such private sale or other distribution in the manner mentioned above. Debtor understands that Secured Party may in its discretion approach a limited number of potential purchasers and that a sale under such circumstances may yield a lower price for the Pledged Securities, or any part thereof, than would otherwise be obtainable if such Collateral were either afforded to a larger number or potential purchasers, registered under the Securities Act, or sold in the open market. Debtor agrees that any such private sale made under this Paragraph 7(e) shall be deemed to have been made in a commercially reasonable manner, and that Secured Party has no obligation to delay the sale of any Pledged Securities to permit the issuer thereof to register it for public sale under any applicable federal or state securities laws.

                           (ii) Secured Party is authorized, in connection with
                  any such sale, (A) to restrict the prospective bidders on or purchasers of any of the Pledged Securities to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Pledged Securities, and (B) to impose such other limitations or conditions in connection with any such sale as Secured Party reasonably deems necessary in order to comply with applicable law. Debtor covenants and agrees that it will execute and deliver such documents and take such other action as Secured Party reasonably deems necessary in order that any such sale may be made in compliance with applicable law. Upon any such sale Secured Party shall have the right to deliver, assign, and transfer to the purchaser thereof the Pledged Securities so sold. Each purchaser at any such sale shall hold the Pledged Securities so sold absolutely free from any claim or right of Debtor of whatsoever kind, including any equity or right of redemption of Debtor. Debtor, to the extent permitted by applicable law, hereby specifically waives all rights of redemption, stay, or appraisal which it has or may have under any law now existing or hereafter enacted.

                           (iii) Debtor agrees that ten days' written notice
                  from Secured Party to Debtor of Secured Party's intention to make any such public or private sale or sale at a broker's board or on a securities exchange shall constitute reasonable notice under the UCC. Such notice shall (A) in case of a public sale, state the time and place fixed for such sale, (B) in case of sale at a broker's board or on a securities exchange, state the board or exchange at which such a sale is to be made and the day on which the Pledged Securities, or the portion thereof so being sold, will first be offered for sale at such board or exchange, and (C) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as Secured Party may fix in the notice of such sale. At any such sale, the Pledged Securities may be sold in one lot as an entirety or in separate parcels, as Secured Party may reasonably determine. Secured Party shall not be obligated to make any such sale pursuant to any such notice. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned.

                                                              Exhibit H - Page 7

                           (iv) In case of any sale of all or any part of the
                  Pledged Securities on credit or for future delivery, the Pledged Securities so sold may be retained by Secured Party until the selling price is paid by the purchaser thereof, but Secured Party shall not incur any liability in case of the failure of such purchaser to take up and pay for the Pledged Securities so sold and in case of any such failure, such Pledged Securities may again be sold upon like notice. Secured Party, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Pledged Securities, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

                           (v) Without limiting the foregoing, or imposing upon
                  Secured Party any obligations or duties not required by applicable law, Debtor acknowledges and agrees that, in foreclosing upon any of the Pledged Securities, or exercising any other rights or remedies provided Secured Party hereunder or under applicable law, Secured Party may, but shall not be required to, (A) qualify or restrict prospective purchasers of the Pledged Securities by requiring evidence of sophistication or creditworthiness, and requiring the execution and delivery of confidentiality agreements or other documents and agreements as a condition to such prospective purchasers' receipt of information regarding the Pledged Securities or participation in any public or private foreclosure sale process, (B) provide to prospective purchasers business and financial information regarding Debtor or the Companies available in the files of Secured Party at the time of commencing the foreclosure process, without the requirement that Secured Party obtain, or seek to obtain, any updated business or financial information or verify, or certify to prospective purchasers, the accuracy of any such business or financial information, or (C) offer for sale and sell the Pledged Securities with, or without, first employing an appraiser, investment banker, or broker with respect to the evaluation of the Pledged Securities, the solicitation of purchasers for Pledged Securities, or the manner of sale of Pledged Securities.

                  (e) Application of Proceeds. Secured Party shall apply the proceeds of any sale or other disposition of the Collateral under this Paragraph 7 in the following order: first, to the payment of all expenses incurred in retaking, holding, and preparing any of the Collateral for sale(s) or other disposition, in arranging for such sale(s) or other disposition, and in actually selling or disposing of the same (all of which are part of the Indebtedness); second, toward repayment of amounts expended by Secured Party under Paragraph 8; and third, toward payment of the balance of the Indebtedness in the order and manner specified in the Credit Agreement. Any surplus remaining shall be delivered to Debtor or as a court of competent jurisdiction may direct. If the proceeds are insufficient to pay the Indebtedness in full, Debtor shall remain liable for any deficiency.

                  (f) Sales on Credit. If Secured Party sells any of the Collateral upon credit, Debtor will be credited only with payments actually made by the purchaser, received by the Secured Party, and applied to the indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, Secured Party may resell the Collateral and Debtor shall be credited with the proceeds of the sale.

         8. OTHER RIGHTS OF SECURED PARTY.

                  (a) Performance. If Debtor fails to keep the Collateral in good repair, working order, and condition, as required by the Loan Documents, or fails to pay when due all Taxes on any of the Collateral in the manner required by the Loan Documents, or fails to preserve the priority of the Security Interest in any of the Collateral, or fails to keep the Collateral insured as required by the Loan Documents, or otherwise fails to perform any of its obligations under the Loan Documents with respect to the Collateral, then Secured Party may, at its option, but without being required to do so, make such repairs, pay such Taxes, prosecute or defend any suits in relation to the Collateral, or insure and keep insured the Collateral in any amount deemed appropriate by Secured Party, or take all other action which Debtor is required, but has failed or refused, to take under the Loan Documents. Any sum which may be expended or paid by Secured Party under this subparagraph (including, without limitation, court costs and reasonable attorneys' fees) shall bear interest from the dates of expenditure or payment at the Post-Default Rate until paid and, together with such interest, shall be payable by Debtor to Secured Party upon demand and shall be part of the Indebtedness.

                                                              Exhibit H - Page 8

                  (b) Collection. If an Event of Default exists and upon notice from Secured Party, each Collateral Obligor with respect to any payments on any of the Collateral (including, without limitation, dividends and other Distributions with respect to the Pledged Securities and Partnership Interests, payments on Collateral Notes, insurance proceeds payable by reason of loss or damage to any of the Collateral, or payments or distributions with respect to Deposit Accounts) is hereby authorized and directed by Debtor to make payment directly to Secured Party, regardless of whether Debtor was previously making collections thereon. Subject to Paragraph 8(e) hereof, until such notice is given, Debtor is authorized to retain and expend all payments made on Collateral. If an Event of Default exists, Secured Party shall have the Right in its own name or in the name of Debtor to compromise or extend time of payment with respect to all or any portion of the Collateral for such amounts and upon such terms as Secured Party may determine; to demand, collect, receive, receipt for, sue for, compound, and give acquittances for any and all amounts due or to become due with respect to Collateral; to take control of cash and other proceeds of any Collateral; to endorse the name of Debtor on any notes, acceptances, checks, drafts, money orders, or other evidences of payment on Collateral that may come into the possession of Secured Party; to sign the name of Debtor on any invoice or bill of lading relating to any Collateral, on any drafts against Collateral Obligors or other Persons making payment with respect to Collateral, on assignments and verifications of accounts or other Collateral and on notices to Collateral Obligors making payment with respect to Collateral; to send requests for verification of obligations to any Collateral Obligor; and to do all other acts and things necessary to carry out the intent of this Security Agreement. If an Event of Default exists and any Collateral Obligor fails or refuses to make payment on any Collateral when due, Secured Party is authorized, in its sole discretion, either in its own name or in the name of Debtor, to take such action as Secured Party shall deem appropriate for the collection of any amounts owed with respect to Collateral or upon which a delinquency exists. Regardless of any other provision hereof, however, Secured Party shall never be liable for its failure to collect, or for its failure to exercise diligence in the collection of, any amounts owed with respect to Collateral, nor shall it be under any duty whatsoever to anyone except Debtor to account for funds that it shall actually receive hereunder. Without limiting the generality of the foregoing, Secured Party shall have no responsibility for ascertaining any maturities, calls, conversions, exchanges, offers, tenders, or similar matters relating to any Collateral, or for informing Debtor with respect to any of such matters (irrespective of whether Secured Party actually has, or may be deemed to have, knowledge thereof). The receipt of Secured Party to any Collateral Obligor shall be a full and complete release, discharge, and acquittance to such Collateral Obligor, to the extent of any amount so paid to Secured Party.

                  (c) Record Ownership of Securities. If a Default or Event of Default exists, Secured Party at any time may have any Collateral that is Pledged Securities and that is in the possession of Secured Party, or its nominee or nominees, registered in its name, or in the name of its nominee or nominees, as Secured Party; and, as to any Collateral that is Pledged Securities so registered, Secured Party shall execute and deliver (or cause to be executed and delivered) to Debtor all such proxies, powers of attorney, dividend coupons or orders, and other documents as Debtor may reasonably request for the purpose of enabling Debtor to exercise the voting rights and powers which it is entitled to exercise under this Security Agreement or to receive the dividends and other Distributions and payments in respect of such Collateral that is Pledged Securities or proceeds thereof which it is authorized to receive and retain under this Security Agreement.

                  (d) Voting of Securities. As long as no Default exists, Debtor is entitled to exercise all voting rights pertaining to any Pledged Securities and Partnership Interests; provided, however, that no vote shall be cast or consent, waiver, or ratification given or action taken without the prior written consent of Secured Party which would (x) be inconsistent with or violate any provision of this Security Agreement or any other Loan Document or (y) amend, modify, or waive any term, provision or condition of the certificate of incorporation, bylaws, certificate of formation, or other charter document, or other agreement relating to, evidencing, providing for the issuance of, or securing any Collateral; and provided further that Debtor shall give Secured Party at least five Business Days' prior written notice in the form of an officers' certificate of the manner in which it intends to exercise, or the reasons for refraining from exercising, any voting or other consensual rights pertaining to the Collateral or any part thereof which might have a material adverse effect on the value of the Collateral or any part thereof. If an Event of Default exists and if Secured Party elects to exercise such right, the right to vote any Pledged Securities shall be vested exclusively in Secured Party. To this end, Debtor hereby irrevocably constitutes and appoints Secured Party the proxy and attorney-in-fact of Debtor, with full power of substitution, to vote, and to act with respect to, any and all Collateral that is Pledged Securities standing in the name of Debtor or with respect to which Debtor is entitled to vote and act, subject to the understanding that such proxy may not be exercised unless an Event of Default exists. The proxy herein granted is coupled with an interest, is irrevocable, and shall continue until the Indebtedness has been paid and performed in full.

                                                              Exhibit H - Page 9

                  (e) Certain Proceeds. Notwithstanding any contrary provision herein, any and all

                           (i) dividends, interest, or other Distributions paid
                  or payable other than in cash in respect of, and instruments and other property received, receivable, or otherwise distributed in respect of, or in exchange for, any Collateral;

                           (ii) dividends, interest, or other Distributions
                  hereafter paid or payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution, or in connection with a reduction of capital, capital surplus, or paid-in-surplus;

                           (iii) cash paid, payable, or otherwise distributed in
                  redemption of, or in exchange for, any Collateral; and

                           (iv) dividends, interest, or other Distributions paid
                  or payable in violation of the Loan Documents,

         shall be part of the Collateral hereunder, and shall, if received by Debtor, be held in trust for the benefit of Secured Party, and shall forthwith be delivered to Secured Party (accompanied by proper instruments of assignment and/or stock and/or bond powers executed by Debtor in accordance with Secured Party's instructions) to be held subject to the terms of this Security Agreement. Any cash proceeds of Collateral which come into the possession of Secured Party on and after the occurrence of an Event of Default (including, without limitation, insurance proceeds) may, at Secured Party's option, be applied in whole or in part to the Indebtedness (to the extent then due), be released in whole or in part to or on the written instructions of Debtor for any general or specific purpose, or be retained in whole or in part by Secured Party as additional Collateral. Any cash Collateral in the possession of Secured Party may be invested by Secured Party in certificates of deposit issued by Secured Party (if Secured Party issues such certificates) or by any state or national bank having combined capital and surplus greater than $100,000,000 with a rating from Moody's and S&P of P-1 and A-1+, respectively, or in securities issued or guaranteed by the United States of America or any agency thereof. Secured Party shall never be obligated to make any such investment and shall never have any liability to Debtor for any loss which may result therefrom. All interest and other amounts earned from any investment of Collateral may be dealt with by Secured Party in the same manner as other cash Collateral. The provisions of this subparagraph are applicable whether or not a Default or Event of Default exists.

                  (f) Power of Attorney. Debtor hereby irrevocably constitutes and appoints Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the name of Debtor or in its own name, to take after the occurrence and during the continuance of an Event of Default and from time to time thereafter, any and all action and to execute any and all documents and instruments which Secured Party at any time and from time to time deems necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, Debtor hereby gives Secured Party the power and right on behalf of Debtor and in its own name to do any of the following after the occurrence and during the continuance of an Event of Default and from time to time thereafter, without notice to or the consent of Debtor:

                           (i) to receive, endorse, and collect any drafts or
                  other instruments or documents in connection with clause (b) above and this clause (i);

                           (ii) to demand, sue for, collect, or receive, in the
                  name of Debtor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title or any other instruments for the payment of money under the Collateral or any policy of insurance;

                                                             Exhibit H - Page 10

                           (iii) to pay or discharge taxes, Liens, or other
                  encumbrances levied or placed on or threatened against the Collateral;

                           (iv) to notify post office authorities to change the
                  address for delivery of Debtor to an address designated by Secured Party and to receive, open, and dispose of mail addressed to Debtor; and

                           (v) (A) to direct account debtors and any other
                  parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to Secured Party or as Secured Party shall direct; (B) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, proxies, stock powers, verifications, and notices in connection with accounts and other documents relating to the Collateral; (D) to commence and prosecute any suit, action, or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action, or proceeding brought against Debtor with respect to any Collateral; (F) to settle, compromise, or adjust any suit, action, or proceeding described above and, in connection therewith, to give such discharges or releases as Secured Party may deem appropriate;
                  (G) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms as Secured Party may determine; (H) to add or release any guarantor, indorser, surety, or other party to any of the Collateral; (I) to renew, extend, or otherwise change the terms and conditions of any of the Collateral; (J) to make, settle, compromise or adjust any claims under or pertaining to any of the Collateral (including claims under any policy of insurance); (K) to execute on behalf of Debtor any financing statements or continuation statements with respect to the Security Interests created hereby, and to do any and all acts and things to protect and preserve the Collateral, including, without limitation, the protection and prosecution of all rights included in the Collateral; and (L) to sell, transfer, pledge, convey, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and Debtor's expense, at any time, or from time to time, all acts and things which Secured Party deems necessary to protect, preserve, maintain, or realize upon the Collateral and Secured Party's security interest therein.

         This power of attorney is a power coupled with an interest and shall be irrevocable. Secured Party shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to Secured Party in this Security Agreement, and shall not be liable for any failure to do so or any delay in doing so. Neither Secured Party nor any Person designated by Secured Party shall be liable for any act or omission or for any error of judgment or any mistake of fact or law. This power of attorney is conferred on Secured Party solely to protect, preserve, maintain, and realize upon its Security Interest in the Collateral. Secured Party shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve, or maintain any Lien given to secure the Collateral.

                  (g) Purchase Money Collateral. To the extent that Secured Party or any Lender has advanced or will advance funds to or for the account of Debtor to enable Debtor to purchase or otherwise acquire rights in Collateral, Secured Party or such Lender, at its option, may pay such funds (i) directly to the Person from whom Debtor will make such purchase or acquire such rights, or (ii) to Debtor, in which case Debtor covenants to promptly pay the same to such Person, and forthwith furnish to Secured Party evidence satisfactory to Secured Party that such payment has been made from the funds so provided.

                                                             Exhibit H - Page 11

                  (h) Subrogation. If any of the Indebtedness is given in renewal or extension or applied toward the payment of indebtedness secured by any Lien, Secured Party shall be, and is hereby, subrogated to all of the rights, titles, interests, and Liens securing the indebtedness so renewed, extended, or paid.

                  (i) Indemnification. Debtor hereby assumes all liability for the Collateral, for the Security Interest, and for any use, possession, maintenance, and management of, all or any of the Collateral, including, without limitation, any Taxes arising as a result of, or in connection with, the transactions contemplated herein, and agrees to assume liability for, and to indemnify and hold Secured Party and each Lender harmless from and against, any and all claims, causes of action, or liability, for injuries to or deaths of Persons and damage to property, howsoever arising from or incident to such use, possession, maintenance, and management, whether such Persons be agents or employees of Debtor or of third parties, or such damage be to property of Debtor or of others. Debtor agrees to indemnify, save, and hold Secured Party and each Lender harmless from and against, and covenants to defend Secured Party and each Lender against, any and all losses, damages, claims, costs, penalties, liabilities, and expenses (collectively, "Claims"), including, without limitation, court costs and attorneys' fees, AND ANY OF THE FOREGOING ARISING FROM THE NEGLIGENCE OF SECURED PARTY OR ANY LENDER, OR ANY OF THEIR RESPECTIVE OFFICERS, EMPLOYEES, AGENTS, ADVISORS, EMPLOYEES, OR REPRESENTATIVES, howsoever arising or incurred because of, incident to, or with respect to Collateral or any use, possession, maintenance, or management thereof; provided, however, that the indemnity set forth in this Paragraph (i) will not apply to Claims caused by the gross negligence or willful misconduct of Secured Party or any Lender.

                  (j) Continuing Liability. Notwithstanding anything to the contrary contained in this Security Agreement, (i) Debtor shall remain liable under the contracts, agreements, documents, and instruments included in the Collateral to the extent set forth therein to perform all of its duties and obligation thereunder to the same extent as if this Security Agreement had not been executed, (ii) the exercise by Secured Party of any of its rights or remedies hereunder shall not release Debtor from any of its duties or obligations under the contracts, agreements, documents, and instruments included in the Collateral, and (iii) Secured Party shall not have any indebtedness, liability, or obligation under any of the contracts, agreements, documents, and instruments included in the Collateral by reason of this Security Agreement, and Secured Party shall not be obligated to perform any of the obligations or duties of Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

         9. MISCELLANEOUS.

                  (a) Continuing Security Interest. This Security Agreement creates a continuing security interest in the Collateral and shall (i) remain in full force and effect until the termination of the obligations of Lenders to advance Borrowings or issue Letters of Credit under the Loan Documents, the payment in full of the Indebtedness, and the expiration of all Letters of Credit and all Hedging Agreements issued by any Lender or any Affiliate of any Lender to any Obligor; and
         (ii) inure to the benefit of and be enforceable by Secured Party, Lenders, and their respective successors, transferees, and assigns. Without limiting the generality of the foregoing clause (ii), Secured Party and Lenders may assign or otherwise transfer any of their respective rights under this Security Agreement to any other Person in accordance with the terms and provisions of Section 12.06 of the Credit Agreement, and to the extent of such assignment or transfer such Person shall thereupon become vested with all the rights and benefits in respect thereof granted herein or otherwise to Secured Party or Lenders, as the case may be. Upon payment in full of the Indebtedness, the termination of the commitment of Lenders to extend credit or issue Letters of Credit under the Loan Documents, and the expiration and termination of all Letters of Credit and Hedging Agreements issued by any Lender or any Affiliate of any Lender to any Obligor, Debtor shall be entitled to the return, upon its request and at its expense, of such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

                  (b) Reference to Miscellaneous Provisions. This Security Agreement is one of the "Loan Documents" referred to in the Credit Agreement, and all provisions relating to Loan Documents set forth in
         Section 12 of the Credit Agreement, other than the provisions relating to governing law, are incorporated herein by reference, the same as if set forth herein verbatim.

                                                             Exhibit H - Page 12

                  (c) Term. Upon the later of (i) the termination of Lenders' commitments to fund Loans and issue Letters of Credit under the Credit Agreement and (ii) the full and final payment and performance of the Indebtedness (including expiration of any Hedging Agreements between Borrower or Debtor and by Lender or its Affiliate), this Security Agreement shall thereafter terminate upon receipt by Secured Party of Debtor's written notice of such termination; provided that no Collateral Obligor, if any, on any of the Collateral shall ever be obligated to make inquiry as to the termination of this Security Agreement, but shall be fully protected in making payment directly to Secured Party until actual notice of such total payment of the Indebtedness is received by such Collateral Obligor.

                  (d) Actions Not Releases. The Security Interest and Debtor's obligations and Secured Party's rights hereunder shall not be released, diminished, impaired, or adversely affected by the occurrence of any one or more of the following events: (i) the taking or accepting of any other security or assurance for any or all of the Indebtedness; (ii) any release, surrender, exchange, subordination, or loss of any security or assurance at any time existing in connection with any or all of the Indebtedness; (iii) the modification of, amendment to, or waiver of compliance with any terms of any of the other Loan Documents without the notification or consent of Debtor, except as required therein (the right to such notification or consent being herein specifically waived by Debtor); (iv) the insolvency, bankruptcy, or lack of corporate or trust power of any party at any time liable for the payment of any or all of the Indebtedness, whether now existing or hereafter occurring; (v) any renewal, extension, or rearrangement of the payment of any or all of the Indebtedness, either with or without notice to or consent of Debtor, or any adjustment, indulgence, forbearance, or compromise that may be granted or given by Secured Party or any Lender to Debtor; (vi) any neglect, delay, omission, failure, or refusal of Secured Party or any Lender to take or prosecute any action in connection with any other agreement, document, guaranty, or instrument evidencing, securing, or assuring the payment of all or any of the Indebtedness; (vii) any failure of Secured Party or any Lender to notify Debtor of any renewal, extension, or assignment of the Indebtedness or any part thereof, or the release of any Collateral or other security, or of any other action taken or refrained from being taken by Secured Party or any Lender against Debtor or any new agreement between or among Secured Party or one or more Lenders and Debtor, it being understood that except as expressly provided herein, neither Secured Party nor any Lender shall be required to give Debtor any notice of any kind under any circumstances whatsoever with respect to or in connection with the Indebtedness, including, without limitation, notice of acceptance of this Security Agreement or any Collateral ever delivered to or for the account of Secured Party hereunder; (viii) the illegality, invalidity, or unenforceability of all or any part of the Indebtedness against any party obligated with respect thereto by reason of the fact that the Indebtedness, or the interest paid or payable with respect thereto, exceeds the amount permitted by law, the act of creating the Indebtedness, or any part thereof, is ultra vires, or the officers, partners, or trustees creating same acted in excess of their authority, or for any other reason; or (ix) if any payment by any party obligated with respect thereto is held to constitute a preference under applicable laws or for any other reason Secured Party or any Lender is required to refund such payment or pay the amount thereof to someone else.

                  (e) Waivers. Except to the extent expressly otherwise provided herein or in other Loan Documents and to the fullest extent permitted by applicable law, Debtor waives (i) any right to require Secured Party or any Lender to proceed against any other Person, to exhaust its rights in Collateral, or to pursue any other right which Secured Party or any Lender may have; (ii) with respect to the Indebtedness, presentment and demand for payment, protest, notice of protest and nonpayment, and notice of the intention to accelerate; and (iii) all rights of marshaling in respect of any and all of the Collateral.

                                                             Exhibit H - Page 13

                  (f) Financing Statement; Authorization. Secured Party shall be entitled at any time to file this Security Agreement or a carbon, photographic, or other reproduction of this Security Agreement, as a financing statement, but the failure of Secured Party to do so shall not impair the validity or enforceability of this Security Agreement. Debtor hereby irrevocably authorizes Secured Party at any time and from time to time to file in any UCC jurisdiction any initial financing statements and amendments thereto (without the requirement for Debtor's signature thereon) that (i) describe the Collateral (A) as the Collateral pledged herein, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC of the state or such jurisdiction or whether such assets are included in the Collateral hereunder, or (B) as being of an equal or lesser scope or with greater detail, and (ii) contain any other information required by Article 9 of the UCC of the state or such jurisdiction for the sufficiency or filing office acceptance of any financing statement or amendment, including whether the Debtor is an organization, the type of organization, and any organization identification number issued to Debtor. Debtor agrees to furnish any such information to Secured Party promptly upon request.

                  (g) Amendments. This Security Agreement may be amended only by an instrument in writing executed jointly by Debtor and Secured Party, and supplemented only by documents delivered or to be delivered in accordance with the express terms hereof.

                  (h) Multiple Counterparts. This Security Agreement has been executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which constitute, collectively, one agreement; but, in making proof of this Security Agreement, it shall not be necessary to produce or account for more than one such counterpart. Signatures transmitted by facsimile shall be binding and deemed original until such original signatures are received from the parties hereto by the Secured Party.

                  (i) Parties Bound; Assignment. This Security Agreement shall be binding on Debtor and Debtor's heirs, legal representatives, successors, and assigns and shall inure to the benefit of Secured Party and Secured Party's successors and assigns.

                           (i) Secured Party is the administrative agent for
                  each Lender under the Credit Agreement, the Security Interest and all rights granted to Secured Party hereunder or in connection herewith are for the ratable benefit of each Lender, and Secured Party may, without the joinder of any Lender, exercise any and all rights in favor of Secured Party or Lenders hereunder, including, without limitation, conducting any foreclosure sales hereunder, and executing full or partial releases hereof, amendments or modifications hereto, or consents or waivers hereunder. The rights of each Lender vis-a-vis Secured Party and each other Lender may be subject to one or more separate agreements between or among such parties, but Debtor need not inquire about any such agreement or be subject to any terms thereof unless Debtor specifically joins therein; and consequently, neither Debtor nor Debtor's heirs, personal representatives, successors, and assigns shall be entitled to any benefits or provisions of any such separate agreements or be entitled to rely upon or raise as a defense, in any manner whatsoever, the failure or refusal of any party thereto to comply with the provisions thereof.

                           (ii) Debtor may not, without the prior written
                  consent of Secured Party, assign any rights, duties, or obligations hereunder.

                  (j) GOVERNING LAW. THE SUBSTANTIVE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT THE LAWS OF ANOTHER JURISDICTION GOVERN THE CREATION, PERFECTION, VALIDITY, OR ENFORCEMENT OF LIENS UNDER THIS SECURITY AGREEMENT, AND THE APPLICABLE FEDERAL LAWS OF THE UNITED STATES OF AMERICA, SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF THIS SECURITY AGREEMENT AND ALL OF THE OTHER LOAN DOCUMENTS.

                     Remainder of Page Intentionally Blank.
                            Signature Page to Follow.

                                                             Exhibit H - Page 14

         EXECUTED as of the date first stated in this Pledge, Assignment, and Security Agreement.


RESOURCE AMERICA, INC.,
as DEBTOR

                                     ATTEST:                              (Seal)


By
   --------------------------------  ------------------------------------------
   Name:                             Secretary/Assistant Secretary
        ---------------------------  of Debtor
   Title:
         --------------------------

                                     ------------------------------------------
                                     Printed Name

                                     WITNESSED:



                                     ------------------------------------------
                                     Name:
                                           ------------------------------------


                                     ------------------------------------------
                                     Name:
                                           ------------------------------------


                    Pledge, Assignment and Security Agreement
                                 Signature Page

                          ANNEX A TO SECURITY AGREEMENT

                  DEBTOR INFORMATION AND LOCATION OF COLLATERAL

                          (TO BE PROVIDED BY BORROWER)


A. Exact Legal Name of Debtor:

B. Mailing Address of Debtor: __________________________
                                      __________________________
                                      __________________________

C. Type of Entity:

D. Jurisdiction of Organization:

E. State Issued Organizational Identification Number:



                                                   Annex A to Security Agreement

                          ANNEX B TO SECURITY AGREEMENT

                             COLLATERAL DESCRIPTIONS

                          (TO BE PROVIDED BY BORROWER)


A. Collateral Notes and Collateral Note Security






                          ANNEX C TO SECURITY AGREEMENT

  DEFAULTS OR EVENTS OF DEFAULT UNDER ANY COLLATERAL NOTE, DOCUMENTS EVIDENCING
                          THE COLLATERAL NOTE SECURITY

                          (TO BE PROVIDED BY BORROWER)




                                                   Annex B to Security Agreement

                                  Schedule 7.03

                                   Litigation

1   In re Resource America, Inc. Securities Litigation, United States District
Court, Eastern District of Pennsylvania, No. 98-CV-5446

         Resource America, Inc. is a defendant, together with certain of our officers and directors and our independent auditor in consolidated actions that were brought by stockholders, putatively on their own behalf and as class actions on behalf of similarly situated stockholders, who purchased shares of our common stock between December 17, 1997 and February 22, 1999. The consolidated amended class action complaint seeks damages in an unspecified amount for losses allegedly incurred as the result of misstatements and omissions allegedly contained in our periodic reports and a registration statement filed with the SEC. RAI has agreed in principle to settle this matter for a maximum of $7 million, of which $5 million will be paid by our directors' and officers' liability insurers. We will seek to obtain the balance through an action against a third insurer who has not agreed to participate in the settlement. Plaintiffs have agreed in principle to reduce by 50% the amount by which the $2 million exceeds the net recovery from the insurer.


2   Cherry, et al. v. Resource America, Inc. and Resource Energy, Inc., Supreme
Court, County of Chautauqua, State of New York, No. K1-2000-171.

         We are a defendant in a proposed class action originally filed by individuals, putatively on their own behalf and on behalf of similarly situated individuals, who leased property to us. The complaint alleges that we are not paying lessors the proper amount of royalty revenues derived from the natural gas produced from the wells on the leased property. The complaint seeks damages in an unspecified amount for the alleged difference between the amount of royalties actually paid and the amount of royalties that allegedly should have been paid. We believe the complaint is without merit and are defending ourselves vigorously.

3   Paulsell, et al. v. Cohen, et al., United States District Court, District of
Oregon, No. CV-00-1175.

         We are a defendant in an action filed by the former chairman of TRM Corporation and his children. Our chief executive officer and a director also have been named as defendants. The plaintiffs' claims for breach of contract, fraud and promissory estoppel are based on an alleged oral agreement to purchase one million shares of plaintiffs' stock in TRM Corporation for $13.0 million. Plaintiffs seek actual damages of at least $12.0 million, plus punitive damages in an unspecified amount. We believe the complaint is without merit. We and the other defendants have counter-claimed for common law fraud, securities fraud and attorneys fees.

4   Weisenberg, et al. v. Resource Properties II, Inc., et al., Allegheny County
Court of Common Pleas, Pennsylvania, No. 99-5478.

         One of our real estate subsidiaries is a defendant in a pending action. In December 2001, the court ruled that our second and third mortgage liens should be subordinated to plaintiff's fourth position judgment lien. However, our first mortgage lien retained its priority positions. Plaintiffs contend that their judgment lien is in excess of $1.0 million. We believe that the decision was improper as a matter of law, and have appealed the court's ruling.

5   Eigel v. Resource America, Inc., et al., United States District Court,
Eastern District of Pennsylvania, No. 02-CV-975.

         Plaintiff sued the parties to an escrow agreement in connection with RAI's acquisition of Viking Resources Corporation, alleging that he is owed interest on approximately $2,500,000 of escrow funds deposited with the escrow agent, BankPhiladelphia.

6   Claim.

         As a part of the consideration for the sale of our wholly-owned small ticket equipment leasing subsidiary, Fidelity Leasing, Inc. ("Fidelity") in fiscal 2000, RAI received a non-interest bearing promissory note. Through June 30, 2002, we received $6.8 million of payments on the note. In addition, $10.0 million of the sales proceeds was placed in an escrow account until June 30, 2004 as security for certain indemnification obligations to the purchaser. Through June 30, 2002, $510,000 was paid out of the escrow to satisfy indemnification claims. In May 2001, the purchaser made an $8.0 million claim against the escrow account. We disputed the claim and the purchaser has not responded to our objection. Through June 30, 2002, the purchaser made additional indemnification claims in the amount of $10.3 million, which we disputed. At June 30, 2002, RAI had a $10.5 million allowance recorded against the note and escrow account. RAI reviews the allowance periodically and adjusts the allowance, as required, to a level that is estimated by management to provide for the possible losses against the promissory note and indemnification obligations.

                                                                                                Schedule 7.10 -- Ownership Report


                                         COMPANY DIRECT            COMPANY DIRECT           COMPANY GP             COMPANY LP
WELL #      WELL NAME                   ROYALTY INTEREST          REVENUE INTEREST       REVENUE INTEREST       REVENUE INTEREST
103  A.B. FARMS #1-1                          0.01014958                         0                      0                      0
117  NIGHTENGALE #1                                    0                  0.032759                      0                      0
118  NIGHTENGALE #2                                    0                 0.0313016                      0                      0
119  NIGHTENGALE #3                                    0                 0.0288409                      0                      0
120  BOOTHE, D.H. UNIT                         0.0009765                         0                      0                      0
121  MAINKA #A                                         0                 0.0098766                      0                      0
122  NIGHTENGALE #4                                    0                   0.03289                      0                      0
123  SCHLECT #1                                 0.001162                  0.075721                      0                      0
124  WHEELER #S                                        0                 0.0694986                      0                      0
125  WHEELER #1                                        0                0.43341965                      0                      0
127  DIETRICH #A-2                                     0                 0.0775785                      0                      0
129  METHVIN #1                                        0                 0.2050781                      0                      0
130  BINGHAM #1                                0.0001436                 0.0086367                      0                      0
131  ALEXANDER #1                                      0                 0.0019182                      0                      0
134  HANSON #A                                         0                 0.0622265                      0                      0
135  ALEXANDER #E                                      0                 0.0102766                      0                      0
136  BENDA #1                                          0                  0.045584                      0                      0
137  DIETRICH #A-3                                     0                  0.082946                      0                      0
138  HOWARD #1                                         0                  0.109375                      0                      0
147  FITZGERALD #1                              0.007732                         0                      0                      0
149  MARTIN #1,3,4, A. (OIL)                    0.002279                         0                      0                      0
151  COX #1, R. L.                                     0                       0.1                      0                      0
152  WORTH #1, JAMES                                   0                  0.118756                      0                      0
154  WORTH, JAMES #2-31                        0.0020614                         0                      0                      0
155  THAD #18-B                               0.00063133                         0                      0                      0
157  MARTIN #2, A.                              0.002279                         0                      0                      0
159  THAD #1                                  0.00039824                         0                      0                      0
160  MARTIN #1,3,4, A. (GAS ONLY)               0.002279                         0                      0                      0
161  NEVILLE #1-18                             0.0006314                         0                      0                      0
209  SPEARS #1                                         0                0.06971591                      0                      0
230  ELLER LEASE                                       0                  0.102539                      0                      0
232  ELLER #2                                          0                 0.0512695                      0                      0
250  BETHANY TRAVIS PEAK "A"                           0                 0.0491996                      0                      0
251  BRANSFORD "A" LEASE                               0                 0.1914063                      0                      0
255  TATUM LOWER PETIT UNIT                            0                  0.005426                      0                      0
256  TATUM CRANE UNIT                                  0                 0.0895376                      0                      0
262  MORGAN #1, O. O.                                  0                  0.124922                      0                      0
266  HENRY LEASE, T.A.                                 0                 0.1794433                      0                      0
267  GUERRA #1 AND #3                                  0                 0.0488281                      0                      0
272  ANDERSON #1, J.                                   0                   0.06498                      0                      0
273  WOODLEY #6                                        0                 0.0765281                      0                      0
315  DAVIES #1                                         0                     0.875                      0                      0
353  LINT #4                                       0.089                    0.7335                      0                      0
354  BOUSCHER #1                              0.08891321                0.73271886                      0                      0
356  LINT #1                                       0.089                    0.7335                      0                      0
357  ECKHARDT #1                               0.0921875                  0.759375                      0                      0
359  SHERER #2                                 0.0904627                 0.7466643                      0                      0
360  LINT #3                                       0.089                    0.7335                      0                      0
362  YELLOW JACKET COM #1A                     0.0915929                 0.7568361                      0                      0
366  LINT #2                                   0.0888249                 0.7492761                      0                      0
366  LINT #2                                   0.0888249                 0.7492761                      0                      0
367  EVERETT #1                                    0.089                    0.7335                      0                      0
368  DURBIN #2                                     0.089                    0.7335                      0                      0
369  EVERETT #2                                    0.089                    0.7335                      0                      0
370  WOJCIK #2                                 0.0738281                 0.6644529                      0                      0
371  WOJCIK #3                                 0.0738281                 0.6644529                      0                      0
372  EVERETT #3                                    0.089                    0.7335                      0                      0
373  EVERETT #4                                    0.089                    0.7335                      0                      0
374  KINSER #1                                 0.0916535                  0.762579                      0                      0
376  LEGGETT #1                                    0.092                    0.7605                      0                      0
377  BENDER #1                                     0.092                    0.7605                      0                      0
379  DAVIDSON MINING #1                       0.08265214                0.74386926                      0                      0
402  DAVIDSON MINING #2 & 3                    0.0806641                 0.7259769                      0                      0
403  DAVIDSON MINING #3                        0.0806641                 0.7259769                      0                      0
404  CRAFT #1                                  0.0841356                 0.7501059                      0                      0
406  SHERER #3                                    0.0875                    0.7875                      0                      0
407  SCHUMACHER-DESSECKER #1                    0.088519                  0.761121                      0                      0
408  ROLLI #1                                  0.0897464                 0.7536366                      0                      0
409  NATOLI #1                                         0                  0.806643                      0                      0
410  THOMPSON #1                                       0                  0.818516                      0                      0
411  MCCOLLAM #1                                 0.00391                   0.85936                      0                      0
412  OWENS #1                                     0.0075                     0.845                      0                      0
413  MCCOLLAM #2                                  0.0075                     0.845                      0                      0
414  MCCOLLAM #3                                0.005078                  0.854689                      0                      0
415  UNIVERSAL SEWER PIPE #1                           0                  0.830302                      0                      0
416  PARCELL #1                                        0                     0.875                      0                      0
419  PETERS #1                                         0                     0.875                      0                      0
420  SIKORA #1                                         0                     0.875                      0                      0
422  HENRY #1                                          0                     0.875                      0                      0
423  ST EELE #1                                        0                     0.875                      0                      0
424  MUSHRUSH #1                                       0                     0.875                      0                      0
425  MYERS #1                                          0                     0.875                      0                      0


                                                                         1

[RESTUBBED TABLE]

                                              GRAND TOTAL COMPANY        COMPANY LP        GRAND TOTAL COMPANY      TITLE
WELL #    WELL NAME                       ROYALTY/REVENUE INTEREST   WORKING INTEREST       WORKING INTEREST    COMPANY NAME
103 A.B. FARMS #1-1                                      0.01014958                  0                      0 RESOURCE ENERGY INC
117 NIGHTENGALE #1                                         0.032759                  0                      1 RESOURCE ENERGY INC
118 NIGHTENGALE #2                                        0.0313016                  0                      1 RESOURCE ENERGY INC
119 NIGHTENGALE #3                                        0.0288409                  0                      1 RESOURCE ENERGY INC
120 BOOTHE, D.H. UNIT                                     0.0009765                  0                      0 RESOURCE ENERGY INC
121 MAINKA #A                                             0.0098766                  0                      1 RESOURCE ENERGY INC
122 NIGHTENGALE #4                                          0.03289                  0                      1 RESOURCE ENERGY INC
123 SCHLECT #1                                             0.076883                  0                      1 RESOURCE ENERGY INC
124 WHEELER #S                                            0.0694986                  0                      1 RESOURCE ENERGY INC
125 WHEELER #1                                           0.43341965                  0                      1 RESOURCE ENERGY INC
127 DIETRICH #A-2                                         0.0775785                  0                      1 RESOURCE ENERGY INC
129 METHVIN #1                                            0.2050781                  0                      1 RESOURCE ENERGY INC
130 BINGHAM #1                                            0.0087803                  0                      1 RESOURCE ENERGY INC
131 ALEXANDER #1                                          0.0019182                  0                      1 RESOURCE ENERGY INC
134 HANSON #A                                             0.0622265                  0                      1 RESOURCE ENERGY INC
135 ALEXANDER #E                                          0.0102766                  0                      1 RESOURCE ENERGY INC
136 BENDA #1                                               0.045584                  0                      1 RESOURCE ENERGY INC
137 DIETRICH #A-3                                          0.082946                  0                      1 RESOURCE ENERGY INC
138 HOWARD #1                                              0.109375                  0                      1 RESOURCE ENERGY INC
147 FITZGERALD #1                                          0.007732                  0                      0 RESOURCE ENERGY INC
149 MARTIN #1,3,4, A. (OIL)                                0.002279                  0                      0 RESOURCE ENERGY INC
151 COX #1, R. L.                                               0.1                  0             0.11428571 RESOURCE ENERGY INC
152 WORTH #1, JAMES                                        0.118756                  0             0.13572114 RESOURCE ENERGY INC
154 WORTH, JAMES #2-31                                    0.0020614                  0                      0 RESOURCE ENERGY INC
155 THAD #18-B                                           0.00063133                  0                      0 RESOURCE ENERGY INC
157 MARTIN #2, A.                                          0.002279                  0                      0 RESOURCE ENERGY INC
159 THAD #1                                              0.00039824                  0                      0 RESOURCE ENERGY INC
160 MARTIN #1,3,4, A. (GAS ONLY)                           0.002279                  0                      0 RESOURCE ENERGY INC
161 NEVILLE #1-18                                         0.0006314                  0                      0 RESOURCE ENERGY INC
209 SPEARS #1                                            0.06971591                  0             0.09682765 RESOURCE ENERGY INC
230 ELLER LEASE                                            0.102539                  0                  0.125 RESOURCE ENERGY INC
232 ELLER #2                                              0.0512695                  0             0.06246284 RESOURCE ENERGY INC
250 BETHANY TRAVIS PEAK "A"                               0.0491996                  0             0.05622811 RESOURCE ENERGY INC
251 BRANSFORD "A" LEASE                                   0.1914063                  0             0.23333342 RESOURCE ENERGY INC
255 TATUM LOWER PETIT UNIT                                 0.005426                  0                      1 RESOURCE ENERGY INC
256 TATUM CRANE UNIT                                      0.0895376                  0             0.11733126 RESOURCE ENERGY INC
262 MORGAN #1, O. O.                                       0.124922                  0             0.15002042 RESOURCE ENERGY INC
266 HENRY LEASE, T.A.                                     0.1794433                  0                0.21875 RESOURCE ENERGY INC
267 GUERRA #1 AND #3                                      0.0488281                  0                      1 RESOURCE ENERGY INC
272 ANDERSON #1, J.                                         0.06498                  0             0.08661332 RESOURCE ENERGY INC
273 WOODLEY #6                                            0.0765281                  0             0.12004408 RESOURCE ENERGY INC
315 DAVIES #1                                                 0.875                  0                      1 RESOURCE ENERGY INC
353 LINT #4                                                  0.8225                  0                      1 RESOURCE ENERGY INC
354 BOUSCHER #1                                          0.82163207                  0                      1 RESOURCE ENERGY INC
356 LINT #1                                                  0.8225                  0                      1 RESOURCE ENERGY INC
357 ECKHARDT #1                                           0.8515625                  0                      1 RESOURCE ENERGY INC
359 SHERER #2                                              0.837127                  0                      1 RESOURCE ENERGY INC
360 LINT #3                                                  0.8225                  0                      1 RESOURCE ENERGY INC
362 YELLOW JACKET COM #1A                                  0.848429                  0                      1 RESOURCE ENERGY INC
366 LINT #2                                                0.838101                  0             0.97376989 RESOURCE ENERGY INC
366 LINT #2                                                0.838101                  0             0.97376989 RESOURCE ENERGY INC
367 EVERETT #1                                               0.8225                  0                      1 RESOURCE ENERGY INC
368 DURBIN #2                                                0.8225                  0                      1 RESOURCE ENERGY INC
369 EVERETT #2                                               0.8225                  0                      1 RESOURCE ENERGY INC
370 WOJCIK #2                                              0.738281                  0                      1 RESOURCE ENERGY INC
371 WOJCIK #3                                              0.738281                  0                      1 RESOURCE ENERGY INC
372 EVERETT #3                                               0.8225                  0                      1 RESOURCE ENERGY INC
373 EVERETT #4                                               0.8225                  0                      1 RESOURCE ENERGY INC
374 KINSER #1                                             0.8542325                  0                      1 RESOURCE ENERGY INC
376 LEGGETT #1                                               0.8525                  0                      1 RESOURCE ENERGY INC
377 BENDER #1                                                0.8525                  0                      1 RESOURCE ENERGY INC
379 DAVIDSON MINING #1                                    0.8265214                  0                      1 RESOURCE ENERGY INC
402 DAVIDSON MINING #2 & 3                                 0.806641                  0                      1 RESOURCE ENERGY INC
403 DAVIDSON MINING #3                                     0.806641                  0                      1 RESOURCE ENERGY INC
404 CRAFT #1                                              0.8342415                  0                      1 RESOURCE ENERGY INC
406 SHERER #3                                                 0.875                  0                      1 RESOURCE ENERGY INC
407 SCHUMACHER-DESSECKER #1                                 0.84964                  0                      1 RESOURCE ENERGY INC
408 ROLLI #1                                               0.843383                  0                      1 RESOURCE ENERGY INC
409 NATOLI #1                                              0.806643                  0                      1 RESOURCE ENERGY INC
410 THOMPSON #1                                            0.818516                  0                      1 RESOURCE ENERGY INC
411 MCCOLLAM #1                                             0.86327                  0                      1 RESOURCE ENERGY INC
412 OWENS #1                                                 0.8525                  0                      1 RESOURCE ENERGY INC
413 MCCOLLAM #2                                              0.8525                  0                      1 RESOURCE ENERGY INC
414 MCCOLLAM #3                                            0.859767                  0                      1 RESOURCE ENERGY INC
415 UNIVERSAL SEWER PIPE #1                                0.830302                  0                      1 RESOURCE ENERGY INC
416 PARCELL #1                                                0.875                  0                      1 RESOURCE ENERGY INC
419 PETERS #1                                                 0.875                  0                      1 RESOURCE ENERGY INC
420 SIKORA #1                                                 0.875                  0                      1 RESOURCE ENERGY INC
422 HENRY #1                                                  0.875                  0                      1 RESOURCE ENERGY INC
423 ST EELE #1                                                0.875                  0                      1 RESOURCE ENERGY INC
424 MUSHRUSH #1                                               0.875                  0                      1 RESOURCE ENERGY INC
425 MYERS #1                                                  0.875                  0                      1 RESOURCE ENERGY INC


[RESTUBBED TABLE]

                                                                  PARTNERSHIP GRAND TOTAL      PARTNERSHIP    State   County
WELL #      WELL NAME                      PARTNERSHIP NAME      ROYALTY/REVENUE INTEREST    WORKING INTEREST
103 A.B. FARMS #1-1                                                                     0                   0 OK       GRADY
117 NIGHTENGALE #1                                                                      0                   0
118 NIGHTENGALE #2                                                                      0                   0
119 NIGHTENGALE #3                                                                      0                   0
120 BOOTHE, D.H. UNIT                                                                   0                   0 OK       GRADY
121 MAINKA #A                                                                           0                   0
122 NIGHTENGALE #4                                                                      0                   0
123 SCHLECT #1                                                                          0                   0
124 WHEELER #S                                                                          0                   0
125 WHEELER #1                                                                          0                   0
127 DIETRICH #A-2                                                                       0                   0
129 METHVIN #1                                                                          0                   0
130 BINGHAM #1                                                                          0                   0
131 ALEXANDER #1                                                                        0                   0
134 HANSON #A                                                                           0                   0
135 ALEXANDER #E                                                                        0                   0
136 BENDA #1                                                                            0                   0
137 DIETRICH #A-3                                                                       0                   0
138 HOWARD #1                                                                           0                   0
147 FITZGERALD #1                                                                       0                   0
149 MARTIN #1,3,4, A. (OIL)                                                             0                   0
151 COX #1, R. L.                                                                       0                   0 AR       JOHNSO
152 WORTH #1, JAMES                                                                     0                   0 AR       LOGAN
154 WORTH, JAMES #2-31                                                                  0                   0 AR       LOGAN
155 THAD #18-B                                                                          0                   0 OK       GRADY
157 MARTIN #2, A.                                                                       0                   0 OK       LOGAN
159 THAD #1                                                                             0                   0 OK       GRADY
160 MARTIN #1,3,4, A. (GAS ONLY)                                                        0                   0 OK       LOGAN
161 NEVILLE #1-18                                                                       0                   0 OK       GRADY
209 SPEARS #1                                                                           0                   0
230 ELLER LEASE                                                                         0                   0 KA       KIOWA
232 ELLER #2                                                                            0                   0
250 BETHANY TRAVIS PEAK "A"                                                             0                   0
251 BRANSFORD "A" LEASE                                                                 0                   0 TX       JACK
255 TATUM LOWER PETIT UNIT                                                              0                   0
256 TATUM CRANE UNIT                                                                    0                   0 TX       RUSK
262 MORGAN #1, O. O.                                                                    0                   0
266 HENRY LEASE, T.A.                                                                   0                   0 TX       WISE
267 GUERRA #1 AND #3                                                                    0                   0
272 ANDERSON #1, J.                                                                     0                   0
273 WOODLEY #6                                                                          0                   0 TX       HARRIS
315 DAVIES #1                                                                           0                   0 OH       TUSCAR
353 LINT #4                                                                             0                   0 OH       TUSCAR
354 BOUSCHER #1                                                                         0                   0 OH       TUSCAR
356 LINT #1                                                                             0                   0 OH       TUSCAR
357 ECKHARDT #1                                                                         0                   0 OH       TUSCAR
359 SHERER #2                                                                           0                   0 OH       TUSCAR
360 LINT #3                                                                             0                   0 OH       TUSCAR
362 YELLOW JACKET COM #1A                                                               0                   0 OH       TUSCAR
366 LINT #2                                                                             0                   0 OH       TUSCAR
366 LINT #2                                                                             0                   0
367 EVERETT #1                                                                          0                   0 OH       TUSCAR
368 DURBIN #2                                                                           0                   0 OH       TUSCAR
369 EVERETT #2                                                                          0                   0 OH       TUSCAR
370 WOJCIK #2                                                                           0                   0 OH       CARROL
371 WOJCIK #3                                                                           0                   0 OH       CARROL
372 EVERETT #3                                                                          0                   0
373 EVERETT #4                                                                          0                   0
374 KINSER #1                                                                           0                   0 OH       TUSCAR
376 LEGGETT #1                                                                          0                   0 OH       TUSCAR
377 BENDER #1                                                                           0                   0 OH       TUSCAR
379 DAVIDSON MINING #1                                                                  0                   0 OH       TUSCAR
402 DAVIDSON MINING #2 & 3                                                              0                   0 OH       TUSCAR
403 DAVIDSON MINING #3                                                                  0                   0
404 CRAFT #1                                                                            0                   0 OH       TUSCAR
406 SHERER #3                                                                           0                   0 OH       TUSCAR
407 SCHUMACHER-DESSECKER #1                                                             0                   0 OH       TUSCAR
408 ROLLI #1                                                                            0                   0 OH       TUSCAR
409 NATOLI #1                                                                           0                   0 OH       TUSCAR
410 THOMPSON #1                                                                         0                   0 OH       TUSCAR
411 MCCOLLAM #1                                                                         0                   0 OH       TUSCAR
412 OWENS #1                                                                            0                   0 OH       TUSCAR
413 MCCOLLAM #2                                                                         0                   0 OH       TUSCAR
414 MCCOLLAM #3                                                                         0                   0 OH       TUSCAR
415 UNIVERSAL SEWER PIPE #1                                                             0                   0 OH       TUSCAR
416 PARCELL #1                                                                          0                   0 OH       TUSCAR
419 PETERS #1                                                                           0                   0 OH       TUSCAR
420 SIKORA #1                                                                           0                   0 OH       TUSCAR
422 HENRY #1                                                                            0                   0 OH       TUSCAR
423 ST EELE #1                                                                          0                   0 OH       TUSCAR
424 MUSHRUSH #1                                                                         0                   0 OH       TUSCAR
425 MYERS #1                                                                            0                   0


426 KLESKI #1                                          0                     0.875                     0                       0
428 SIMMONS #1                                         0                     0.875                     0                       0
429 STOCKER #1                                         0                  0.843297                     0                       0
431 WENGER #1                                          0                     0.875                     0                       0
432 BALDWIN #1                                         0                     0.875                     0                       0
433 CARMACK #2, G. (71-3)                              0                     0.875                     0                       0
434 TINNEY #1                                          0                     0.875                     0                       0
437 POLEN #1                                           0                     0.875                     0                       0
441 CRAFT #1, S. F.                                    0                     0.875                     0                       0
445 BEETHAM #1 (GIBBY-BEETHAM #1)                      0                     0.875                     0                       0
471 SHUSS #2, W. G.                                    0                     0.875                     0                       0
473 KILDOW #1                                          0                     0.875                     0                       0
474 EAGAN #1                                           0                     0.875                     0                       0
477 MCCAULEY - HARSHEY #1                              0                     0.875                     0                       0
481 SHUSS #5, R.                                       0                     0.875                     0                       0
485 SHUSS #4, R.                                       0                     0.875                     0                       0
492 REED #2                                            0                     0.875                     0                       0
499 SHEEHAN #1                                         0                     0.875                     0                       0
500 HODGE #2, F. L.                             0.009309                         0                     0                       0
501 NORTH #1                                    0.015625                         0                     0                       0
502 SMYLIE                                             0                         1                     0                       0
503 THACKER #1                                    0.0625                         0                     0                       0
504 NOEL "B"                                    0.020833                         0                     0                       0
505 HODGE #3, F. L.                             0.009309                         0                     0                       0
507 INTERNATIONAL PAPER CO. #1                  0.002996                         0                     0                       0
508 GINGERICH-MILLER #1                         0.023437                         0                     0                       0
509 GINGERICH #1                                0.023437                         0                     0                       0
510 CLARK #4                                    0.023437                         0                     0                       0
511 EMPIRE COAL & SHUGART #2                    0.023437                         0                     0                       0
512 CLARK-LONG #1                               0.023437                         0                     0                       0
513 SWARTZENTRUBER #1                           0.054687                         0                     0                       0
514 CHURCH #1                                   0.054687                         0                     0                       0
515 CHURCH #2                                   0.054687                         0                     0                       0
516 SANDERS #1                                  0.023437                         0                     0                       0
517 SANDERS #2                                  0.023437                         0                     0                       0
518 BAUGHMAN #1                                 0.054687                         0                     0                       0
519 HOLMES LIMESTONE #1                         0.054687                         0                     0                       0
520 TIDRICK-GARDNER #1                          0.030723                         0                     0                       0
521 WADE #1                                     0.054687                         0                     0                       0
522 PITTIS #1                                   0.054687                         0                     0                       0
523 EMPIRE COAL #3                              0.023437                         0                     0                       0
524 ROBERSON #2, JOE (SONAT)                    0.003261                         0                     0                       0
525 WOMACK #6                                   0.002996                         0                     0                       0
528 LISTON #2 AND #3, A. P.                     0.000532                         0                     0                       0
530 MILLER #1,2,3,4,5 RAYMOND J.                 0.02734                         0                     0                       0
531 HODGE #4, F. L.                             0.009309                         0                     0                       0
533 ROBERSON #3, JOE                            0.003261                         0                     0                       0
534 HODGE #6                                  0.00930902                         0                     0                       0
536 ROQUEMORE, H. G. #1 (SONAT)               0.00029406                         0                     0                       0
550 BURNETT #1-C                                0.002996                         0                     0                       0
551 ELLIOTT #1-T, E.                            0.009309                         0                     0                       0
552 ROQUEMORE, H. G. (FAULCONER)                0.003849                         0                     0                       0
553 HODGE #1, F. L.                             0.009309                         0                     0                       0
555 ROQUEMORE #1, P. D.                         0.007116                         0                     0                       0
556 ODEN #1, MAUDE                               0.00188                         0                     0                       0
557 KANGERA #1                                   0.00074                         0                     0                       0
558 WOMACK #5                                   0.002996                         0                     0                       0
559 CLINE, H. C.                                 0.00318                         0                     0                       0
560 CARRIE FORT #1                              0.009688                         0                     0                       0
561 LISTON #1, A. P.                            0.000532                         0                     0                       0
562 ROBERSON #1, JOE                            0.003261                         0                     0                       0
563 BURNETT #1-T                                0.002996                         0                     0                       0
564 WOMACK #1                                   0.002996                         0                     0                       0
566 FRIEND "D"                                  0.001903                         0                     0                       0
567 WALTON #1, JOHN                             0.003261                         0                     0                       0
571 HALL #1                                    0.0044134                         0                     0                       0
576 WOMACK #2                                   0.002996                         0                     0                       0
577 WOMACK #3                                   0.002996                         0                     0                       0
578 WOMACK #4                                   0.002996                         0                     0                       0
580 MUTCHLER #1 & #2, GLENN                     0.054687                         0                     0                       0
581 BEABER #1, STANLEY                          0.054687                         0                     0                       0
582 MILLER #1 & #2, EUGENE                      0.054687                         0                     0                       0
583 MIZER #1 & #2                               0.054687                         0                     0                       0
584 HENDERSON #1, OTIS                          0.054687                         0                     0                       0
585 SHERER #1 & #2                              0.054687                         0                     0                       0
586 MUTCHLER #5, GLENN                          0.054687                         0                     0                       0
588 EVERETT #1, RALPH                           0.054687                         0                     0                       0
589 MELTON #1-24                               0.0019188                         0                     0                       0
596 MENDENHALL UT.# 2                                  0                  0.830078                     0                       0
597 COLE UT.# 2A                                       0                  0.830078                     0                       0
598 WOOD,S.W. UT.# 1                                   0                  0.830078                     0                       0
607 SHEPPERSON #1                                      0                     0.875                     0                       0
616 LINT #1, R.                                        0                     0.875                     0                       0
617 KINSEY #1                                          0                     0.875                     0                       0


                                                                           2

[RESTUBBED TABLE]

426 KLESKI #1                                                 0.875                   0                      1 RESOURCE ENERGY INC
428 SIMMONS #1                                                0.875                   0                      1 RESOURCE ENERGY INC
429 STOCKER #1                                             0.843297                   0                      1 RESOURCE ENERGY INC
431 WENGER #1                                                 0.875                   0                      1 RESOURCE ENERGY INC
432 BALDWIN #1                                                0.875                   0                      1 RESOURCE ENERGY INC
433 CARMACK #2, G. (71-3)                                     0.875                   0                      1 RESOURCE ENERGY INC
434 TINNEY #1                                                 0.875                   0                      1 RESOURCE ENERGY INC
437 POLEN #1                                                  0.875                   0                      1 RESOURCE ENERGY INC
441 CRAFT #1, S. F.                                           0.875                   0                      1 RESOURCE ENERGY INC
445 BEETHAM #1 (GIBBY-BEETHAM #1)                             0.875                   0                      1 RESOURCE ENERGY INC
471 SHUSS #2, W. G.                                           0.875                   0                      1 RESOURCE ENERGY INC
473 KILDOW #1                                                 0.875                   0                      1 RESOURCE ENERGY INC
474 EAGAN #1                                                  0.875                   0                      1 RESOURCE ENERGY INC
477 MCCAULEY - HARSHEY #1                                     0.875                   0                      1 RESOURCE ENERGY INC
481 SHUSS #5, R.                                              0.875                   0                      1 RESOURCE ENERGY INC
485 SHUSS #4, R.                                              0.875                   0                      1 RESOURCE ENERGY INC
492 REED #2                                                   0.875                   0                      1 RESOURCE ENERGY INC
499 SHEEHAN #1                                                0.875                   0                      1 RESOURCE ENERGY INC
500 HODGE #2, F. L.                                        0.009309                   0                      1 RESOURCE ENERGY INC
501 NORTH #1                                               0.015625                   0                      0 RESOURCE ENERGY INC
502 SMYLIE                                                        1                   0                      1 RESOURCE ENERGY INC
503 THACKER #1                                               0.0625                   0                      0 RESOURCE ENERGY INC
504 NOEL "B"                                               0.020833                   0                      0 RESOURCE ENERGY INC
505 HODGE #3, F. L.                                        0.009309                   0                      1 RESOURCE ENERGY INC
507 INTERNATIONAL PAPER CO. #1                             0.002996                   0                      1 RESOURCE ENERGY INC
508 GINGERICH-MILLER #1                                    0.023437                   0                      0 RESOURCE ENERGY INC
509 GINGERICH #1                                           0.023437                   0                      0 RESOURCE ENERGY INC
510 CLARK #4                                               0.023437                   0                      0 RESOURCE ENERGY INC
511 EMPIRE COAL & SHUGART #2                               0.023437                   0                      0 RESOURCE ENERGY INC
512 CLARK-LONG #1                                          0.023437                   0                      0 RESOURCE ENERGY INC
513 SWARTZENTRUBER #1                                      0.054687                   0                      0 RESOURCE ENERGY INC
514 CHURCH #1                                              0.054687                   0                      0 RESOURCE ENERGY INC
515 CHURCH #2                                              0.054687                   0                      0 RESOURCE ENERGY INC
516 SANDERS #1                                             0.023437                   0                      0 RESOURCE ENERGY INC
517 SANDERS #2                                             0.023437                   0                      0 RESOURCE ENERGY INC
518 BAUGHMAN #1                                            0.054687                   0                      0 RESOURCE ENERGY INC
519 HOLMES LIMESTONE #1                                    0.054687                   0                      0 RESOURCE ENERGY INC
520 TIDRICK-GARDNER #1                                     0.030723                   0                      0 RESOURCE ENERGY INC
521 WADE #1                                                0.054687                   0                      1 RESOURCE ENERGY INC
522 PITTIS #1                                              0.054687                   0                      0 RESOURCE ENERGY INC
523 EMPIRE COAL #3                                         0.023437                   0                      0 RESOURCE ENERGY INC
524 ROBERSON #2, JOE (SONAT)                               0.003261                   0                      1 RESOURCE ENERGY INC
525 WOMACK #6                                              0.002996                   0                      1 RESOURCE ENERGY INC
528 LISTON #2 AND #3, A. P.                                0.000532                   0                      1 RESOURCE ENERGY INC
530 MILLER #1,2,3,4,5 RAYMOND J.                            0.02734                   0                      0 RESOURCE ENERGY INC
531 HODGE #4, F. L.                                        0.009309                   0                      1 RESOURCE ENERGY INC
533 ROBERSON #3, JOE                                       0.003261                   0                      1 RESOURCE ENERGY INC
534 HODGE #6                                             0.00930902                   0                      1 RESOURCE ENERGY INC
536 ROQUEMORE, H. G. #1 (SONAT)                          0.00029406                   0                      1 RESOURCE ENERGY INC
550 BURNETT #1-C                                           0.002996                   0                      0 RESOURCE ENERGY INC
551 ELLIOTT #1-T, E.                                       0.009309                   0                      1 RESOURCE ENERGY INC
552 ROQUEMORE, H. G. (FAULCONER)                           0.003849                   0                      1 RESOURCE ENERGY INC
553 HODGE #1, F. L.                                        0.009309                   0                      1 RESOURCE ENERGY INC
555 ROQUEMORE #1, P. D.                                    0.007116                   0                      1 RESOURCE ENERGY INC
556 ODEN #1, MAUDE                                          0.00188                   0                      1 RESOURCE ENERGY INC
557 KANGERA #1                                              0.00074                   0                      0 RESOURCE ENERGY INC
558 WOMACK #5                                              0.002996                   0                      1 RESOURCE ENERGY INC
559 CLINE, H. C.                                            0.00318                   0                      1 RESOURCE ENERGY INC
560 CARRIE FORT #1                                         0.009688                   0                      0 RESOURCE ENERGY INC
561 LISTON #1, A. P.                                       0.000532                   0                      1 RESOURCE ENERGY INC
562 ROBERSON #1, JOE                                       0.003261                   0                      1 RESOURCE ENERGY INC
563 BURNETT #1-T                                           0.002996                   0                      1 RESOURCE ENERGY INC
564 WOMACK #1                                              0.002996                   0                      0 RESOURCE ENERGY INC
566 FRIEND "D"                                             0.001903                   0                      0 RESOURCE ENERGY INC
567 WALTON #1, JOHN                                        0.003261                   0                      0 RESOURCE ENERGY INC
571 HALL #1                                               0.0044134                   0                      0 RESOURCE ENERGY INC
576 WOMACK #2                                              0.002996                   0                      0 RESOURCE ENERGY INC
577 WOMACK #3                                              0.002996                   0                      0 RESOURCE ENERGY INC
578 WOMACK #4                                              0.002996                   0                      1 RESOURCE ENERGY INC
580 MUTCHLER #1 & #2, GLENN                                0.054687                   0                      0 RESOURCE ENERGY INC
581 BEABER #1, STANLEY                                     0.054687                   0                      0 RESOURCE ENERGY INC
582 MILLER #1 & #2, EUGENE                                 0.054687                   0                      0 RESOURCE ENERGY INC
583 MIZER #1 & #2                                          0.054687                   0                      0 RESOURCE ENERGY INC
584 HENDERSON #1, OTIS                                     0.054687                   0                      0 RESOURCE ENERGY INC
585 SHERER #1 & #2                                         0.054687                   0                      0 RESOURCE ENERGY INC
586 MUTCHLER #5, GLENN                                     0.054687                   0                      0 RESOURCE ENERGY INC
588 EVERETT #1, RALPH                                      0.054687                   0                      0 RESOURCE ENERGY INC
589 MELTON #1-24                                          0.0019188                   0                      0 RESOURCE ENERGY INC
596 MENDENHALL UT.# 2                                      0.830078                   0                      1 RESOURCE ENERGY INC
597 COLE UT.# 2A                                           0.830078                   0                      1 RESOURCE ENERGY INC
598 WOOD,S.W. UT.# 1                                       0.830078                   0                      1 RESOURCE ENERGY INC
607 SHEPPERSON #1                                             0.875                   0                      1 RESOURCE ENERGY INC
616 LINT #1, R.                                               0.875                   0                      1 RESOURCE ENERGY INC
617 KINSEY #1                                                 0.875                   0                      1 RESOURCE ENERGY INC


[RESTUBBED TABLE]

426 KLESKI #1                                                                           0                   0 OH       TUSCAR
428 SIMMONS #1                                                                          0                   0 OH       TUSCAR
429 STOCKER #1                                                                          0                   0 OH       TUSCAR
431 WENGER #1                                                                           0                   0 OH       TUSCAR
432 BALDWIN #1                                                                          0                   0 OH       TUSCAR
433 CARMACK #2, G. (71-3)                                                               0                   0 OH       TUSCAR
434 TINNEY #1                                                                           0                   0 OH       TUSCAR
437 POLEN #1                                                                            0                   0 OH       HARRIS
441 CRAFT #1, S. F.                                                                     0                   0 OH       HARRIS
445 BEETHAM #1 (GIBBY-BEETHAM #1)                                                       0                   0
471 SHUSS #2, W. G.                                                                     0                   0
473 KILDOW #1                                                                           0                   0 OH       HARRIS
474 EAGAN #1                                                                            0                   0 OH       HARRIS
477 MCCAULEY - HARSHEY #1                                                               0                   0 OH       HARRIS
481 SHUSS #5, R.                                                                        0                   0 OH       HARRIS
485 SHUSS #4, R.                                                                        0                   0
492 REED #2                                                                             0                   0 OH       TUSCAR
499 SHEEHAN #1                                                                          0                   0 OH       HARRIS
500 HODGE #2, F. L.                                                                     0                   0 TX       PANOLA
501 NORTH #1                                                                            0                   0
502 SMYLIE                                                                              0                   0 LA       CADDO
503 THACKER #1                                                                          0                   0 LA       CADDO
504 NOEL "B"                                                                            0                   0
505 HODGE #3, F. L.                                                                     0                   0 TX       PANOLA
507 INTERNATIONAL PAPER CO. #1                                                          0                   0 TX       PANOLA
508 GINGERICH-MILLER #1                                                                 0                   0 OH       TUSCAR
509 GINGERICH #1                                                                        0                   0 OH       TUSCAR
510 CLARK #4                                                                            0                   0
511 EMPIRE COAL & SHUGART #2                                                            0                   0
512 CLARK-LONG #1                                                                       0                   0 OH       TUSCAR
513 SWARTZENTRUBER #1                                                                   0                   0 OH       TUSCAR
514 CHURCH #1                                                                           0                   0
515 CHURCH #2                                                                           0                   0 OH       TUSCAR
516 SANDERS #1                                                                          0                   0 OH       TUSCAR
517 SANDERS #2                                                                          0                   0 OH       TUSCAR
518 BAUGHMAN #1                                                                         0                   0
519 HOLMES LIMESTONE #1                                                                 0                   0 OH       TUSCAR
520 TIDRICK-GARDNER #1                                                                  0                   0 OH       TUSCAR
521 WADE #1                                                                             0                   0
522 PITTIS #1                                                                           0                   0 OH       TUSCAR
523 EMPIRE COAL #3                                                                      0                   0 OH       TUSCAR
524 ROBERSON #2, JOE (SONAT)                                                            0                   0 TX       PANOLA
525 WOMACK #6                                                                           0                   0 TX       PANOLA
528 LISTON #2 AND #3, A. P.                                                             0                   0 TX       PANOLA
530 MILLER #1,2,3,4,5 RAYMOND J.                                                        0                   0 OH       HOLMES
531 HODGE #4, F. L.                                                                     0                   0 TX       PANOLA
533 ROBERSON #3, JOE                                                                    0                   0 TX       PANOLA
534 HODGE #6                                                                            0                   0 TX       PANOLA
536 ROQUEMORE, H. G. #1 (SONAT)                                                         0                   0 TX       PANOLA
550 BURNETT #1-C                                                                        0                   0
551 ELLIOTT #1-T, E.                                                                    0                   0 TX       PANOLA
552 ROQUEMORE, H. G. (FAULCONER)                                                        0                   0 TX       PANOLA
553 HODGE #1, F. L.                                                                     0                   0
555 ROQUEMORE #1, P. D.                                                                 0                   0 TX       PANOLA
556 ODEN #1, MAUDE                                                                      0                   0 TX       PANOLA
557 KANGERA #1                                                                          0                   0
558 WOMACK #5                                                                           0                   0 TX       PANOLA
559 CLINE, H. C.                                                                        0                   0 TX       PANOLA
560 CARRIE FORT #1                                                                      0                   0
561 LISTON #1, A. P.                                                                    0                   0
562 ROBERSON #1, JOE                                                                    0                   0 TX       PANOLA
563 BURNETT #1-T                                                                        0                   0 TX       PANOLA
564 WOMACK #1                                                                           0                   0
566 FRIEND "D"                                                                          0                   0
567 WALTON #1, JOHN                                                                     0                   0
571 HALL #1                                                                             0                   0
576 WOMACK #2                                                                           0                   0
577 WOMACK #3                                                                           0                   0
578 WOMACK #4                                                                           0                   0
580 MUTCHLER #1 & #2, GLENN                                                             0                   0 OH       TUSCAR
581 BEABER #1, STANLEY                                                                  0                   0 OH       TUSCAR
582 MILLER #1 & #2, EUGENE                                                              0                   0 OH       TUSCAR
583 MIZER #1 & #2                                                                       0                   0 OH       TUSCAR
584 HENDERSON #1, OTIS                                                                  0                   0 OH       TUSCAR
585 SHERER #1 & #2                                                                      0                   0 OH       TUSCAR
586 MUTCHLER #5, GLENN                                                                  0                   0 OH       TUSCAR
588 EVERETT #1, RALPH                                                                   0                   0 OH       TUSCAR
589 MELTON #1-24                                                                        0                   0 OK       GRADY
596 MENDENHALL UT.# 2                                                                   0                   0
597 COLE UT.# 2A                                                                        0                   0
598 WOOD,S.W. UT.# 1                                                                    0                   0
607 SHEPPERSON #1                                                                       0                   0 OH       HARRIS
616 LINT #1, R.                                                                         0                   0 OH       TUSCAR
617 KINSEY #1                                                                           0                   0 OH       TUSCAR



618 PCC AND ST L RR #1                                 0                     0.875                       0                    0
620 EVERETT #2, D. & G.                                0                     0.875                       0                    0
627 BALDWIN #1, WILLIAM                                0                     0.875                       0                    0
630 CLARK #1, M. R.                                    0                     0.875                       0                    0
631 BELL #1                                            0                     0.875                       0                    0
632 LAUGHLIN #1                                        0                     0.875                       0                    0
633 SPROUL #2, L. E.                                   0                     0.875                       0                    0
634 HYDE #1, MARY                                      0                     0.875                       0                    0
636 ERRINGTON #1                                       0                     0.875                       0                    0
637 JONES #2                                           0                     0.875                       0                    0
640 BRAINERD #2                                        0                     0.875                       0                    0
646 ANDEREGG #1                                        0                     0.875                       0                    0
649 JARVIS #1                                          0                     0.875                       0                    0
652 MCCLEARY #1, LARRY                                 0                     0.875                       0                    0
653 MULLER #1                                          0                     0.875                       0                    0
654 POULSON #1                                         0                     0.875                       0                    0
656 SMITH #2, J. A.                                    0                     0.875                       0                    0
657 VELEY #1                                           0                     0.875                       0                    0
659 WRIGHT #1                                          0                     0.875                       0                    0
762 WEPPLER #1                                         0                     0.875                       0                    0
764 OVERHOLT #1                                        0                     0.875                       0                    0
765 LORIE MINERALS #1                                  0                     0.875                       0                    0
766 CLARK #3, W.                                       0                     0.875                       0                    0
767 CLARK #2, W.                                       0                     0.875                       0                    0
769 IRELAND #1                                         0                     0.875                       0                    0
771 KIMBERLIN #2                                       0                     0.875                       0                    0
773 MALLERNEE #1                                       0                     0.875                       0                    0
774 CLARK #4, W.                                       0                     0.875                       0                    0
775 CUTLIP #1                                          0                     0.875                       0                    0
776 DUNLAP #1, R.                                      0                     0.875                       0                    0
777 MCGUIRE #1                                         0                     0.875                       0                    0
781 TRASTER #1                                         0                     0.875                       0                    0
782 BURKHART #1                                        0                     0.875                       0                    0
783 ANDEREGG #2                                        0                     0.875                       0                    0
784 BARDALL-SLENSBY #1                                 0                     0.875                       0                    0
786 MACE #1                                            0                     0.875                       0                    0
787 PHILLIPS #1                                        0                     0.875                       0                    0
793 CHANDLER #3                                        0                     0.875                       0                    0
794 TATMAN #1                                          0                     0.875                       0                    0
807 KLESKI #3                                          0                     0.875                       0                    0
809 CHANDLER #2                                        0                     0.875                       0                    0
813 SWIFT #1                                           0                     0.875                       0                    0
820 NORTH AMERICAN COAL #1                             0                     0.875                       0                    0
823 TSCHUDY #1                                         0                     0.875                       0                    0
824 HUSTON #1, G. C. (HOPEWELL)                        0                  0.109375                       0                    0
825 YODER UNIT #1-K                                    0                  0.133596                       0                    0
830 YODER-MAST UNIT #1-K (WEINSZ)                      0                  0.079624                       0                    0
831 TROYER D. #1-K                                     0                   0.15925                       0                    0
833 GARBER UNIT #1-K, P.                               0                   0.15925                       0                    0
835 METCALF #1                                         0                     0.875                       0                    0
840 KOHL UNIT #4-K                                     0                  0.227771                       0                    0
846 PUTNAM-MAJORS #1                                   0                     0.875                       0                    0
847 KEEFER #1                                          0                     0.875                       0                    0
850 FLOYD #2                                           0                     0.875                       0                    0
852 SHUGART #1, R. G.                                  0                     0.875                       0                    0
854 PYLE #1                                            0                     0.875                       0                    0
856 PYLE #2                                            0                     0.875                       0                    0
857 LIPPENCOTT-BURDETTE #1                             0                     0.875                       0                    0
858 MCELHANEY #1                                       0                     0.875                       0                    0
859 GLEGHORN #1                                        0                     0.875                       0                    0
867 METCALF #2                                         0                     0.875                       0                    0
870 BARKLEY #3                                         0                     0.875                       0                    0
873 FOUTS #1                                           0                     0.875                       0                    0
876 BARKLEY #1                                         0                     0.875                       0                    0
877 SHINABERRY #1                                      0                     0.875                       0                    0
879 KOZELL #2                                          0                     0.875                       0                    0
882 NORTH AMERICAN COAL #5                             0                     0.875                       0                    0
889 NORTH AMERICAN COAL #3                             0                     0.875                       0                    0
899 STEWART #2                                         0                     0.875                       0                    0
901 NORTH AMERICAN COAL #4                             0                     0.875                       0                    0
908 MARBURGER,L. #1                                    0                     0.875                       0                    0
917 KINSEY #4                                          0                     0.875                       0                    0
918 HARPER #2 63445 - EOG                              0                     0.875                       0                    0
919 GARBRANDT #1                                       0                     0.875                       0                    0
920 CAMPANA #1                                         0                     0.875                       0                    0
921 DUNLAP #1, MAE (LYDIC)                             0                  0.109375                       0                    0
923 COLVIN #1                                          0                     0.875                       0                    0
924 HARPER #1                                          0                     0.875                       0                    0
930 ANDERSON #2                                        0                     0.875                       0                    0
934 CLARK #5                                           0                     0.875                       0                    0
952 ANDERSON #1                                        0                     0.875                       0                    0
961 PUTNAM #1                                          0                     0.875                       0                    0
972 RUPERT #1                                          0                     0.875                       0                    0
976 FULTON #2                                          0                     0.875                       0                    0

                                                                          3

[RESTUBBED TABLE]

618 PCC AND ST L RR #1                                       0.875                    0                      1 RESOURCE ENERGY INC
620 EVERETT #2, D. & G.                                      0.875                    0                      1 RESOURCE ENERGY INC
627 BALDWIN #1, WILLIAM                                      0.875                    0                      1 RESOURCE ENERGY INC
630 CLARK #1, M. R.                                          0.875                    0                      1 RESOURCE ENERGY INC
631 BELL #1                                                  0.875                    0                      1 RESOURCE ENERGY INC
632 LAUGHLIN #1                                              0.875                    0                      1 RESOURCE ENERGY INC
633 SPROUL #2, L. E.                                         0.875                    0                      1 RESOURCE ENERGY INC
634 HYDE #1, MARY                                            0.875                    0                      1 RESOURCE ENERGY INC
636 ERRINGTON #1                                             0.875                    0                      1 RESOURCE ENERGY INC
637 JONES #2                                                 0.875                    0                      1 RESOURCE ENERGY INC
640 BRAINERD #2                                              0.875                    0                      1 RESOURCE ENERGY INC
646 ANDEREGG #1                                              0.875                    0                      1 RESOURCE ENERGY INC
649 JARVIS #1                                                0.875                    0                      1 RESOURCE ENERGY INC
652 MCCLEARY #1, LARRY                                       0.875                    0                      1 RESOURCE ENERGY INC
653 MULLER #1                                                0.875                    0                      1 RESOURCE ENERGY INC
654 POULSON #1                                               0.875                    0                      1 RESOURCE ENERGY INC
656 SMITH #2, J. A.                                          0.875                    0                      1 RESOURCE ENERGY INC
657 VELEY #1                                                 0.875                    0                      1 RESOURCE ENERGY INC
659 WRIGHT #1                                                0.875                    0                      1 RESOURCE ENERGY INC
762 WEPPLER #1                                               0.875                    0                      1 RESOURCE ENERGY INC
764 OVERHOLT #1                                              0.875                    0                      1 RESOURCE ENERGY INC
765 LORIE MINERALS #1                                        0.875                    0                      1 RESOURCE ENERGY INC
766 CLARK #3, W.                                             0.875                    0                      1 RESOURCE ENERGY INC
767 CLARK #2, W.                                             0.875                    0                      1 RESOURCE ENERGY INC
769 IRELAND #1                                               0.875                    0                      1 RESOURCE ENERGY INC
771 KIMBERLIN #2                                             0.875                    0                      1 RESOURCE ENERGY INC
773 MALLERNEE #1                                             0.875                    0                      1 RESOURCE ENERGY INC
774 CLARK #4, W.                                             0.875                    0                      1 RESOURCE ENERGY INC
775 CUTLIP #1                                                0.875                    0                      1 RESOURCE ENERGY INC
776 DUNLAP #1, R.                                            0.875                    0                      1 RESOURCE ENERGY INC
777 MCGUIRE #1                                               0.875                    0                      1 RESOURCE ENERGY INC
781 TRASTER #1                                               0.875                    0                      1 RESOURCE ENERGY INC
782 BURKHART #1                                              0.875                    0                      1 RESOURCE ENERGY INC
783 ANDEREGG #2                                              0.875                    0                      1 RESOURCE ENERGY INC
784 BARDALL-SLENSBY #1                                       0.875                    0                      1 RESOURCE ENERGY INC
786 MACE #1                                                  0.875                    0                      1 RESOURCE ENERGY INC
787 PHILLIPS #1                                              0.875                    0                      1 RESOURCE ENERGY INC
793 CHANDLER #3                                              0.875                    0                      1 RESOURCE ENERGY INC
794 TATMAN #1                                                0.875                    0                      1 RESOURCE ENERGY INC
807 KLESKI #3                                                0.875                    0                      1 RESOURCE ENERGY INC
809 CHANDLER #2                                              0.875                    0                      1 RESOURCE ENERGY INC
813 SWIFT #1                                                 0.875                    0                      1 RESOURCE ENERGY INC
820 NORTH AMERICAN COAL #1                                   0.875                    0                      1 RESOURCE ENERGY INC
823 TSCHUDY #1                                               0.875                    0                      1 RESOURCE ENERGY INC
824 HUSTON #1, G. C. (HOPEWELL)                           0.109375                    0                  0.125 RESOURCE ENERGY INC
825 YODER UNIT #1-K                                       0.133596                    0             0.15614689 RESOURCE ENERGY INC
830 YODER-MAST UNIT #1-K (WEINSZ)                         0.079624                    0             0.09099886 RESOURCE ENERGY INC
831 TROYER D. #1-K                                         0.15925                    0                  0.182 RESOURCE ENERGY INC
833 GARBER UNIT #1-K, P.                                   0.15925                    0                  0.182 RESOURCE ENERGY INC
835 METCALF #1                                               0.875                    0                      1 RESOURCE ENERGY INC
840 KOHL UNIT #4-K                                        0.227771                    0             0.26030971 RESOURCE ENERGY INC
846 PUTNAM-MAJORS #1                                         0.875                    0                      1 RESOURCE ENERGY INC
847 KEEFER #1                                                0.875                    0                      1 RESOURCE ENERGY INC
850 FLOYD #2                                                 0.875                    0                      1 RESOURCE ENERGY INC
852 SHUGART #1, R. G.                                        0.875                    0                      1 RESOURCE ENERGY INC
854 PYLE #1                                                  0.875                    0                      1 RESOURCE ENERGY INC
856 PYLE #2                                                  0.875                    0                      1 RESOURCE ENERGY INC
857 LIPPENCOTT-BURDETTE #1                                   0.875                    0                      1 RESOURCE ENERGY INC
858 MCELHANEY #1                                             0.875                    0                      1 RESOURCE ENERGY INC
859 GLEGHORN #1                                              0.875                    0                      1 RESOURCE ENERGY INC
867 METCALF #2                                               0.875                    0                      1 RESOURCE ENERGY INC
870 BARKLEY #3                                               0.875                    0                      1 RESOURCE ENERGY INC
873 FOUTS #1                                                 0.875                    0                      1 RESOURCE ENERGY INC
876 BARKLEY #1                                               0.875                    0                      1 RESOURCE ENERGY INC
877 SHINABERRY #1                                            0.875                    0                      1 RESOURCE ENERGY INC
879 KOZELL #2                                                0.875                    0                      1 RESOURCE ENERGY INC
882 NORTH AMERICAN COAL #5                                   0.875                    0                      1 RESOURCE ENERGY INC
889 NORTH AMERICAN COAL #3                                   0.875                    0                      1 RESOURCE ENERGY INC
899 STEWART #2                                               0.875                    0                      1 RESOURCE ENERGY INC
901 NORTH AMERICAN COAL #4                                   0.875                    0                      1 RESOURCE ENERGY INC
908 MARBURGER,L. #1                                          0.875                    0                      1 RESOURCE ENERGY INC
917 KINSEY #4                                                0.875                    0                      1 RESOURCE ENERGY INC
918 HARPER #2 63445 - EOG                                    0.875                    0                      1 RESOURCE ENERGY INC
919 GARBRANDT #1                                             0.875                    0                      1 RESOURCE ENERGY INC
920 CAMPANA #1                                               0.875                    0                      1 RESOURCE ENERGY INC
921 DUNLAP #1, MAE (LYDIC)                                0.109375                    0                  0.125 RESOURCE ENERGY INC
923 COLVIN #1                                                0.875                    0                      1 RESOURCE ENERGY INC
924 HARPER #1                                                0.875                    0                      1 RESOURCE ENERGY INC
930 ANDERSON #2                                              0.875                    0                      1 RESOURCE ENERGY INC
934 CLARK #5                                                 0.875                    0                      1 RESOURCE ENERGY INC
952 ANDERSON #1                                              0.875                    0                      1 RESOURCE ENERGY INC
961 PUTNAM #1                                                0.875                    0                      1 RESOURCE ENERGY INC
972 RUPERT #1                                                0.875                    0                      1 RESOURCE ENERGY INC
976 FULTON #2                                                0.875                    0                      1 RESOURCE ENERGY INC

[RESTUBBED TABLE]

618 PCC AND ST L RR #1                                                                  0                     0 OH       TUSCAR
620 EVERETT #2, D. & G.                                                                 0                     0 OH       TUSCAR
627 BALDWIN #1, WILLIAM                                                                 0                     0 OH       HARRIS
630 CLARK #1, M. R.                                                                     0                     0 OH       HARRIS
631 BELL #1                                                                             0                     0 OH       TUSCAR
632 LAUGHLIN #1                                                                         0                     0 OH       HARRIS
633 SPROUL #2, L. E.                                                                    0                     0 OH       TUSCAR
634 HYDE #1, MARY                                                                       0                     0 OH       TUSCAR
636 ERRINGTON #1                                                                        0                     0 OH       TUSCAR
637 JONES #2                                                                            0                     0 OH       TUSCAR
640 BRAINERD #2                                                                         0                     0
646 ANDEREGG #1                                                                         0                     0 OH       TUSCAR
649 JARVIS #1                                                                           0                     0 OH       TUSCAR
652 MCCLEARY #1, LARRY                                                                  0                     0
653 MULLER #1                                                                           0                     0 OH       TUSCAR
654 POULSON #1                                                                          0                     0 OH       TUSCAR
656 SMITH #2, J. A.                                                                     0                     0 OH       TUSCAR
657 VELEY #1                                                                            0                     0 OH       TUSCAR
659 WRIGHT #1                                                                           0                     0 OH       TUSCAR
762 WEPPLER #1                                                                          0                     0
764 OVERHOLT #1                                                                         0                     0 OH       HARRIS
765 LORIE MINERALS #1                                                                   0                     0 OH       HARRIS
766 CLARK #3, W.                                                                        0                     0 OH       HARRIS
767 CLARK #2, W.                                                                        0                     0
769 IRELAND #1                                                                          0                     0 OH       HARRIS
771 KIMBERLIN #2                                                                        0                     0 OH       HARRIS
773 MALLERNEE #1                                                                        0                     0 OH       HARRIS
774 CLARK #4, W.                                                                        0                     0 OH       HARRIS
775 CUTLIP #1                                                                           0                     0 OH       HARRIS
776 DUNLAP #1, R.                                                                       0                     0 OH       HARRIS
777 MCGUIRE #1                                                                          0                     0
781 TRASTER #1                                                                          0                     0 OH       HARRIS
782 BURKHART #1                                                                         0                     0 OH       HARRIS
783 ANDEREGG #2                                                                         0                     0 OH       TUSCAR
784 BARDALL-SLENSBY #1                                                                  0                     0 OH       HARRIS
786 MACE #1                                                                             0                     0 OH       HARRIS
787 PHILLIPS #1                                                                         0                     0 OH       HARRIS
793 CHANDLER #3                                                                         0                     0 OH       TUSCAR
794 TATMAN #1                                                                           0                     0 OH       TUSCAR
807 KLESKI #3                                                                           0                     0 OH       TUSCAR
809 CHANDLER #2                                                                         0                     0 OH       TUSCAR
813 SWIFT #1                                                                            0                     0 OH       TUSCAR
820 NORTH AMERICAN COAL #1                                                              0                     0 OH       TUSCAR
823 TSCHUDY #1                                                                          0                     0
824 HUSTON #1, G. C. (HOPEWELL)                                                         0                     0
825 YODER UNIT #1-K                                                                     0                     0 OH       HOLMES
830 YODER-MAST UNIT #1-K (WEINSZ)                                                       0                     0
831 TROYER D. #1-K                                                                      0                     0 OH       HOLMES
833 GARBER UNIT #1-K, P.                                                                0                     0 OH       HOLMES
835 METCALF #1                                                                          0                     0 OH       TUSCAR
840 KOHL UNIT #4-K                                                                      0                     0 OH       TUSCAR
846 PUTNAM-MAJORS #1                                                                    0                     0 OH       HARRIS
847 KEEFER #1                                                                           0                     0 OH       HARRIS
850 FLOYD #2                                                                            0                     0 OH       HARRIS
852 SHUGART #1, R. G.                                                                   0                     0 OH       HARRIS
854 PYLE #1                                                                             0                     0 OH       HARRIS
856 PYLE #2                                                                             0                     0
857 LIPPENCOTT-BURDETTE #1                                                              0                     0 OH       HARRIS
858 MCELHANEY #1                                                                        0                     0 OH       HARRIS
859 GLEGHORN #1                                                                         0                     0 OH       HARRIS
867 METCALF #2                                                                          0                     0
870 BARKLEY #3                                                                          0                     0 OH       TUSCAR
873 FOUTS #1                                                                            0                     0 OH       TUSCAR
876 BARKLEY #1                                                                          0                     0 OH       TUSCAR
877 SHINABERRY #1                                                                       0                     0 OH       TUSCAR
879 KOZELL #2                                                                           0                     0
882 NORTH AMERICAN COAL #5                                                              0                     0
889 NORTH AMERICAN COAL #3                                                              0                     0
899 STEWART #2                                                                          0                     0
901 NORTH AMERICAN COAL #4                                                              0                     0 OH       TUSCAR
908 MARBURGER,L. #1                                                                     0                     0 OH       TUSCAR
917 KINSEY #4                                                                           0                     0 OH       HARRIS
918 HARPER #2 63445 - EOG                                                               0                     0
919 GARBRANDT #1                                                                        0                     0 OH       TUSCAR
920 CAMPANA #1                                                                          0                     0 OH       TUSCAR
921 DUNLAP #1, MAE (LYDIC)                                                              0                     0
923 COLVIN #1                                                                           0                     0 OH       TUSCAR
924 HARPER #1                                                                           0                     0
930 ANDERSON #2                                                                         0                     0 OH       HARRIS
934 CLARK #5                                                                            0                     0 OH       HARRIS
952 ANDERSON #1                                                                         0                     0 OH       HARRIS
961 PUTNAM #1                                                                           0                     0
972 RUPERT #1                                                                           0                     0
976 FULTON #2                                                                           0                     0 OH       HARRIS


 977 COGLEY #1                                                0                  0.875                    0                 0
 981 JENKINS #1                                               0                  0.875                    0                 0
 987 MILLESON #1                                              0                  0.875                    0                 0
 988 SHUGART #2                                               0                  0.875                    0                 0
 989 MILARCIK #2                                              0                  0.875                    0                 0
 990 PHILLIPS #2                                              0                  0.875                    0                 0
 992 RUBIN #1                                                 0                  0.875                    0                 0
 993 BURDETTE #4                                              0                  0.875                    0                 0
 994 LAUGHLIN #2                                              0                  0.875                    0                 0
 995 HODKINSON-HINES #1                                       0                  0.875                    0                 0
1000 KIMBERLIN #1                                             0                  0.875                    0                 0
1007 POULSON #3                                               0                  0.875                    0                 0
1065 FERRELL #2                                               0                  0.875                    0                 0
1076 FERRELL #3                                               0                  0.875                    0                 0
1081 CLENDENING #1                                            0                  0.875                    0                 0
1087 FERGUSON #1                                              0                  0.875                    0                 0
1088 GREEN #1                                                 0                  0.875                    0                 0
1095 OLDS #1                                                  0                  0.875                    0                 0
1096 REAVES #2                                                0                  0.875                    0                 0
1122 BUCK #1                                                  0                  0.875                    0                 0
1123 CHANEY #1                                                0                  0.875                    0                 0
1125 PHILLIPS #6                                              0                  0.875                    0                 0
1186 FISHER #1                                                0                  0.875                    0                 0
1288 EVERHART #1  723288-1-1                                  0                  0.875                    0                 0
1345 KNAPP #1                                                 0                  0.875                    0                 0
1346 BERNARD #1                                               0                  0.875                    0                 0
1400 LATHAM #4, ASHER                                     0.025                      0                    0                 0
1401 FERRELL #4, JOHN                                     0.025                      0                    0                 0
1402 STEWART #3, LYLE                                     0.025                      0                    0                 0
1403 JONES #7                                             0.025                      0                    0                 0
1404 TATMAN #3                                            0.025                      0                    0                 0
1405 LAUGHLIN #3                                          0.025                      0                    0                 0
1406 LYON #6                                              0.025                      0                    0                 0
1408 MILARCIK #3                                          0.025                      0                    0                 0
1410 MARSTRELL #2                                         0.025                      0                    0                 0
1411 PIDWELL #1                                           0.025                      0                    0                 0
1412 LAUGHLIN #4                                          0.025                      0                    0                 0
1413 HENRY #3                                             0.025                      0                    0                 0
1414 GUTHRIE #1                                           0.025                      0                    0                 0
1415 GUTHRIE #2                                           0.025                      0                    0                 0
1418 JONES #9                                             0.025                      0                    0                 0
1432 JONES #8                                             0.025                      0                    0                 0
1433 BURKHART #2                                          0.025                      0                    0                 0
1434 JONES #6                                             0.025                      0                    0                 0
1435 SMITH #7                                             0.025                      0                    0                 0
1436 KOZELL #3                                            0.025                      0                    0                 0
1437 MARSTRELL #1                                         0.025                      0                    0                 0
1438 LYON #5                                              0.025                      0                    0                 0
1439 OVERHOLT #2                                          0.025                      0                    0                 0
1440 SPROUL #3                                            0.025                      0                    0                 0
1441 KIMBERLIN #3                                         0.025                      0                    0                 0
1442 CRAFT #3                                             0.025                      0                    0                 0
1443 ALBAUGH #1, RAYMOND                                  0.025                      0                    0                 0
1444 CHANDLER #4                                       0.015625                      0                    0                 0
1451 FISHER, D. #1                                        0.025                      0                    0                 0
1453 PUTNAM #1                                            0.025                      0                    0                 0
1454 PUTNAM #2                                            0.025                      0                    0                 0
1457 STEWART #4                                           0.025                      0                    0                 0
1458 DETWEILER #1                                         0.025                      0                    0                 0
1459 KINSEY #5                                            0.025                      0                    0                 0
1460 BURDETTE #3                                          0.025                      0                    0                 0
1461 BARDALL #2-A                                         0.025                      0                    0                 0
1618 SNIDER #1-26                                    0.00002812                      0                    0                 0
1631 FLOWERS #1-5                                             0                0.03465                    0                 0
1632 OLLENBERGER #1-28                                        0                 0.0147                    0                 0
1633 STEFFEN, HARVEY #3-20                                    0               0.027376                    0                 0
1634 BOETTGER #1-1                                            0                 0.0333                    0                 0
1635 MEIER #1-26                                              0                0.01755                    0                 0
1637 RICHARDSON #1-26                                         0                 0.0148                    0                 0
1638 SCHUBER #1-16                                            0               0.020344                    0                 0
1639 WANDA #1-22                                              0                 0.0219                    0                 0
1640 VAUGHN #1                                                0                 0.0375                    0                 0
1641 BOONE RANCH #1                                           0             0.03515625                    0                 0
1642 STAPP #1                                                 0              0.0360937                    0                 0
1643 LANDRETH #1-35                                           0             0.03478232                    0                 0
1645 PAULINE #1-24                                            0              0.0312209                    0                 0
1646 MARY #1-24                                               0             0.03194266                    0                 0
1647 LEE #1-1                                                 0             0.05188202                    0                 0
1648 MYERS #1-1                                               0                 0.0259                    0                 0
1651 VERMILLION 97 #1                                0.00197917                      0                    0                 0
1652 BERGQUIST #1-32                                   0.000625                      0                    0                 0
1653 LEWIS #1                                                 0                      1                    0                 0
1654 PARKER-CALEDON                                           0                  0.875                    0                 0
1655 VOLA-MAE                                                 0                  0.875                    0                 0

                                                                          4

[RESTUBBED TABLE]

 977 COGLEY #1                                                 0.875                 0                      1 RESOURCE ENERGY INC
 981 JENKINS #1                                                0.875                 0                      1 RESOURCE ENERGY INC
 987 MILLESON #1                                               0.875                 0                      1 RESOURCE ENERGY INC
 988 SHUGART #2                                                0.875                 0                      1 RESOURCE ENERGY INC
 989 MILARCIK #2                                               0.875                 0                      1 RESOURCE ENERGY INC
 990 PHILLIPS #2                                               0.875                 0                      1 RESOURCE ENERGY INC
 992 RUBIN #1                                                  0.875                 0                      1 RESOURCE ENERGY INC
 993 BURDETTE #4                                               0.875                 0                      1 RESOURCE ENERGY INC
 994 LAUGHLIN #2                                               0.875                 0                      1 RESOURCE ENERGY INC
 995 HODKINSON-HINES #1                                        0.875                 0                      1 RESOURCE ENERGY INC
1000 KIMBERLIN #1                                              0.875                 0                      1 RESOURCE ENERGY INC
1007 POULSON #3                                                0.875                 0                      1 RESOURCE ENERGY INC
1065 FERRELL #2                                                0.875                 0                      1 RESOURCE ENERGY INC
1076 FERRELL #3                                                0.875                 0                      1 RESOURCE ENERGY INC
1081 CLENDENING #1                                             0.875                 0                      1 RESOURCE ENERGY INC
1087 FERGUSON #1                                               0.875                 0                      1 RESOURCE ENERGY INC
1088 GREEN #1                                                  0.875                 0                      1 RESOURCE ENERGY INC
1095 OLDS #1                                                   0.875                 0                      1 RESOURCE ENERGY INC
1096 REAVES #2                                                 0.875                 0                      1 RESOURCE ENERGY INC
1122 BUCK #1                                                   0.875                 0                      1 RESOURCE ENERGY INC
1123 CHANEY #1                                                 0.875                 0                      1 RESOURCE ENERGY INC
1125 PHILLIPS #6                                               0.875                 0                      1 RESOURCE ENERGY INC
1186 FISHER #1                                                 0.875                 0                      1 RESOURCE ENERGY INC
1288 EVERHART #1  723288-1-1                                   0.875                 0                      1 RESOURCE ENERGY INC
1345 KNAPP #1                                                  0.875                 0                      1 RESOURCE ENERGY INC
1346 BERNARD #1                                                0.875                 0                      1 RESOURCE ENERGY INC
1400 LATHAM #4, ASHER                                          0.025                 0                      1 RESOURCE ENERGY INC
1401 FERRELL #4, JOHN                                          0.025                 0                      0 RESOURCE ENERGY INC
1402 STEWART #3, LYLE                                          0.025                 0                      1 RESOURCE ENERGY INC
1403 JONES #7                                                  0.025                 0                      0 RESOURCE ENERGY INC
1404 TATMAN #3                                                 0.025                 0                      1 RESOURCE ENERGY INC
1405 LAUGHLIN #3                                               0.025                 0                      1 RESOURCE ENERGY INC
1406 LYON #6                                                   0.025                 0                      0 RESOURCE ENERGY INC
1408 MILARCIK #3                                               0.025                 0                      0 RESOURCE ENERGY INC
1410 MARSTRELL #2                                              0.025                 0                      1 RESOURCE ENERGY INC
1411 PIDWELL #1                                                0.025                 0                      0 RESOURCE ENERGY INC
1412 LAUGHLIN #4                                               0.025                 0                      0 RESOURCE ENERGY INC
1413 HENRY #3                                                  0.025                 0                      1 RESOURCE ENERGY INC
1414 GUTHRIE #1                                                0.025                 0                      1 RESOURCE ENERGY INC
1415 GUTHRIE #2                                                0.025                 0                      1 RESOURCE ENERGY INC
1418 JONES #9                                                  0.025                 0                      1 RESOURCE ENERGY INC
1432 JONES #8                                                  0.025                 0                      1 RESOURCE ENERGY INC
1433 BURKHART #2                                               0.025                 0                      0 RESOURCE ENERGY INC
1434 JONES #6                                                  0.025                 0                      1 RESOURCE ENERGY INC
1435 SMITH #7                                                  0.025                 0                      0 RESOURCE ENERGY INC
1436 KOZELL #3                                                 0.025                 0                      0 RESOURCE ENERGY INC
1437 MARSTRELL #1                                              0.025                 0                      1 RESOURCE ENERGY INC
1438 LYON #5                                                   0.025                 0                      0 RESOURCE ENERGY INC
1439 OVERHOLT #2                                               0.025                 0                      1 RESOURCE ENERGY INC
1440 SPROUL #3                                                 0.025                 0                      0 RESOURCE ENERGY INC
1441 KIMBERLIN #3                                              0.025                 0                      1 RESOURCE ENERGY INC
1442 CRAFT #3                                                  0.025                 0                      1 RESOURCE ENERGY INC
1443 ALBAUGH #1, RAYMOND                                       0.025                 0                      0 RESOURCE ENERGY INC
1444 CHANDLER #4                                            0.015625                 0                      0 RESOURCE ENERGY INC
1451 FISHER, D. #1                                             0.025                 0                      0 RESOURCE ENERGY INC
1453 PUTNAM #1                                                 0.025                 0                      0 RESOURCE ENERGY INC
1454 PUTNAM #2                                                 0.025                 0                      0 RESOURCE ENERGY INC
1457 STEWART #4                                                0.025                 0                      1 RESOURCE ENERGY INC
1458 DETWEILER #1                                              0.025                 0                      1 RESOURCE ENERGY INC
1459 KINSEY #5                                                 0.025                 0                      0 RESOURCE ENERGY INC
1460 BURDETTE #3                                               0.025                 0                      1 RESOURCE ENERGY INC
1461 BARDALL #2-A                                              0.025                 0                      0 RESOURCE ENERGY INC
1618 SNIDER #1-26                                         0.00002812                 0                      0 RESOURCE ENERGY INC
1631 FLOWERS #1-5                                            0.03465                 0                  0.045 RESOURCE ENERGY INC
1632 OLLENBERGER #1-28                                        0.0147                 0             0.01986486 RESOURCE ENERGY INC
1633 STEFFEN, HARVEY #3-20                                  0.027376                 0             0.03750137 RESOURCE ENERGY INC
1634 BOETTGER #1-1                                            0.0333                 0                  0.045 RESOURCE ENERGY INC
1635 MEIER #1-26                                             0.01755                 0                 0.0225 RESOURCE ENERGY INC
1637 RICHARDSON #1-26                                         0.0148                 0                      1 RESOURCE ENERGY INC
1638 SCHUBER #1-16                                          0.020344                 0             0.02625032 RESOURCE ENERGY INC
1639 WANDA #1-22                                              0.0219                 0                   0.03 RESOURCE ENERGY INC
1640 VAUGHN #1                                                0.0375                 0                   0.05 RESOURCE ENERGY INC
1641 BOONE RANCH #1                                       0.03515625                 0               0.046875 RESOURCE ENERGY INC
1642 STAPP #1                                              0.0360937                 0             0.04687494 RESOURCE ENERGY INC
1643 LANDRETH #1-35                                       0.03478232                 0                      1 RESOURCE ENERGY INC
1645 PAULINE #1-24                                         0.0312209                 0                      1 RESOURCE ENERGY INC
1646 MARY #1-24                                           0.03194266                 0             0.04000001 RESOURCE ENERGY INC
1647 LEE #1-1                                             0.05188202                 0                      1 RESOURCE ENERGY INC
1648 MYERS #1-1                                               0.0259                 0                  0.035 RESOURCE ENERGY INC
1651 VERMILLION 97 #1                                     0.00197917                 0                      0 RESOURCE ENERGY INC
1652 BERGQUIST #1-32                                        0.000625                 0                      0 RESOURCE ENERGY INC
1653 LEWIS #1                                                      1                 0                      1 RESOURCE ENERGY INC
1654 PARKER-CALEDON                                            0.875                 0                      1 RESOURCE ENERGY INC
1655 VOLA-MAE                                                  0.875                 0                      1 RESOURCE ENERGY INC

[RESTUBBED TABLE]

 977 COGLEY #1                                                                         0                   0
 981 JENKINS #1                                                                        0                   0
 987 MILLESON #1                                                                       0                   0
 988 SHUGART #2                                                                        0                   0 OH        HARRIS
 989 MILARCIK #2                                                                       0                   0 OH        HARRIS
 990 PHILLIPS #2                                                                       0                   0
 992 RUBIN #1                                                                          0                   0 OH        HARRIS
 993 BURDETTE #4                                                                       0                   0 OH        HARRIS
 994 LAUGHLIN #2                                                                       0                   0 OH        HARRIS
 995 HODKINSON-HINES #1                                                                0                   0
1000 KIMBERLIN #1                                                                      0                   0
1007 POULSON #3                                                                        0                   0 OH        HARRIS
1065 FERRELL #2                                                                        0                   0 OH        HARRIS
1076 FERRELL #3                                                                        0                   0 OH        HARRIS
1081 CLENDENING #1                                                                     0                   0 OH        HARRIS
1087 FERGUSON #1                                                                       0                   0 OH        HARRIS
1088 GREEN #1                                                                          0                   0
1095 OLDS #1                                                                           0                   0 OH        HARRIS
1096 REAVES #2                                                                         0                   0 OH        HARRIS
1122 BUCK #1                                                                           0                   0 OH        HARRIS
1123 CHANEY #1                                                                         0                   0
1125 PHILLIPS #6                                                                       0                   0 OH        HARRIS
1186 FISHER #1                                                                         0                   0 OH        HARRIS
1288 EVERHART #1  723288-1-1                                                           0                   0
1345 KNAPP #1                                                                          0                   0 OH        HOLMES
1346 BERNARD #1                                                                        0                   0
1400 LATHAM #4, ASHER                                                                  0                   0 OH        HARRIS
1401 FERRELL #4, JOHN                                                                  0                   0
1402 STEWART #3, LYLE                                                                  0                   0 OH        HARRIS
1403 JONES #7                                                                          0                   0
1404 TATMAN #3                                                                         0                   0 OH        TUSCAR
1405 LAUGHLIN #3                                                                       0                   0 OH        HARRIS
1406 LYON #6                                                                           0                   0
1408 MILARCIK #3                                                                       0                   0 OH        HARRIS
1410 MARSTRELL #2                                                                      0                   0 OH        TUSCAR
1411 PIDWELL #1                                                                        0                   0
1412 LAUGHLIN #4                                                                       0                   0 OH        HARRIS
1413 HENRY #3                                                                          0                   0 OH        TUSCAR
1414 GUTHRIE #1                                                                        0                   0 OH        TUSCAR
1415 GUTHRIE #2                                                                        0                   0 OH        TUSCAR
1418 JONES #9                                                                          0                   0 OH        TUSCAR
1432 JONES #8                                                                          0                   0 OH        TUSCAR
1433 BURKHART #2                                                                       0                   0 OH        HARRIS
1434 JONES #6                                                                          0                   0 OH        TUSCAR
1435 SMITH #7                                                                          0                   0
1436 KOZELL #3                                                                         0                   0 OH        TUSCAR
1437 MARSTRELL #1                                                                      0                   0 OH        TUSCAR
1438 LYON #5                                                                           0                   0
1439 OVERHOLT #2                                                                       0                   0 OH        HARRIS
1440 SPROUL #3                                                                         0                   0
1441 KIMBERLIN #3                                                                      0                   0 OH        HARRIS
1442 CRAFT #3                                                                          0                   0 OH        HARRIS
1443 ALBAUGH #1, RAYMOND                                                               0                   0
1444 CHANDLER #4                                                                       0                   0
1451 FISHER, D. #1                                                                     0                   0
1453 PUTNAM #1                                                                         0                   0
1454 PUTNAM #2                                                                         0                   0
1457 STEWART #4                                                                        0                   0 OH        HARRIS
1458 DETWEILER #1                                                                      0                   0 OH        HARRIS
1459 KINSEY #5                                                                         0                   0
1460 BURDETTE #3                                                                       0                   0 OH        HARRIS
1461 BARDALL #2-A                                                                      0                   0
1618 SNIDER #1-26                                                                      0                   0 OK        STEPHE
1631 FLOWERS #1-5                                                                      0                   0 OK        BEAVER
1632 OLLENBERGER #1-28                                                                 0                   0 OK        BEAVER
1633 STEFFEN, HARVEY #3-20                                                             0                   0 OK        CANADI
1634 BOETTGER #1-1                                                                     0                   0
1635 MEIER #1-26                                                                       0                   0 OK        BLAINE
1637 RICHARDSON #1-26                                                                  0                   0 OK        STEPHE
1638 SCHUBER #1-16                                                                     0                   0 OK        BLAINE
1639 WANDA #1-22                                                                       0                   0
1640 VAUGHN #1                                                                         0                   0 TX        UPTON
1641 BOONE RANCH #1                                                                    0                   0 TX        MIDLAN
1642 STAPP #1                                                                          0                   0 TX        REAGAN
1643 LANDRETH #1-35                                                                    0                   0 OK        BLAINE
1645 PAULINE #1-24                                                                     0                   0 OK        BLAINE
1646 MARY #1-24                                                                        0                   0
1647 LEE #1-1                                                                          0                   0 OK        CADDO
1648 MYERS #1-1                                                                        0                   0
1651 VERMILLION 97 #1                                                                  0                   0
1652 BERGQUIST #1-32                                                                   0                   0 KA        WALLAC
1653 LEWIS #1                                                                          0                   0
1654 PARKER-CALEDON                                                                    0                   0
1655 VOLA-MAE                                                                          0                   0




1656 STEFFEN, HARVEY #2-20                                 0             0.0130664                    0                   0
1657 RICHARDSON 2-26                               0.0000281                     0                    0                   0
1700 WASHINGTON FREEPORT G/S                               0                     1                    0                   0
2004 BLAKESLEE #2                                          0                 0.875                    0                   0
2005 BLAKESLEE #3                                          0                 0.875                    0                   0
2006 CARPENTER #1                                          0              0.866383                    0                   0
2007 CARPENTER #2                                          0              0.864791                    0                   0
2008 CARPENTER #3, B.                                      0              0.862167                    0                   0
2012 COWLES #3                                             0                 0.875                    0                   0
2013 COWLES #4                                             0                 0.875                    0                   0
2014 DONELSON #1, P.                                       0                 0.875                    0                   0
2015 ERICKSON #1                                           0                 0.875                    0                   0
2016 ERICKSON #2                                           0                 0.875                    0                   0
2017 ERICKSON #3                                           0                 0.875                    0                   0
2018 ERICKSON #4                                           0                 0.875                    0                   0
2019 FAIRBANK #1                                           0                 0.875                    0                   0
2020 GLEASON #1                                            0                 0.875                    0                   0
2021 GLEASON #2                                            0              0.864924                    0                   0
2022 GLEASON #7                                            0              0.863483                    0                   0
2023 KELSEY #1                                             0                 0.875                    0                   0
2024 LYON #2                                               0                 0.875                    0                   0
2027 POPOVICH #1  623116-1-1                               0                 0.875                    0                   0
2028 REED #1  626904-1-1                                   0                     0                0.875                   0
2029 SCHRUISE #1                                           0                0.8575                    0                   0
2030 SMITH #1                                              0                 0.875                    0                   0
2031 MOREY # 1                                             0                0.8125                    0                   0
2032 CARLSON #1                                            0                 0.875                    0                   0
2034 BRAUTIGAM #1                                          0              0.872841                    0                   0
2041 FISHER #1  623151-1-1                                 0                0.8575                    0                   0
2042 FISHER #2                                             0                0.8575                    0                   0
2045 GLEASON #4  623120-1-1                                0              0.864503                    0                   0
2047 GLEASON #6                                            0              0.863019                    0                   0
2050 HANSON #1  623119-1-1                                 0              0.860518                    0                   0
2051 HOYT #1  626911-1-1                                   0                     0                0.875                   0
2052 VERGITH #1                                            0              0.873425                    0                   0
2053 HOYT #3  623153-1-1                                   0                 0.875                    0                   0
2054 HUDSON #1                                             0                0.8575                    0                   0
2055 MARING #1, S.                                         0              0.867744                    0                   0
2058 MCCHESNEY #2  623154-1-1                              0              0.884055                    0                   0
2062 SMITH-SELLE #1                                        0                 0.875                    0                   0
2063 WHITNEY #1  626912-1-1                                0                     0                0.875                   0
2065 WHITNEY #3  626910-1-1                                0                     0                0.875                   0
2066 BROWN #1  626914-1-1                                  0                     0             0.861573                   0
2067 BUTTON #1                                             0                 0.875                    0                   0
2068 DAVIS #1                                              0                 0.875                    0                   0
2069 EASTMAN-SEYMOUR #1  626907-1-1                        0                     0                0.875                   0
2070 FRYE #1                                               0                 0.875                    0                   0
2072 MORSE #1  626905-1-1                                  0              0.869542                    0                   0
2073 PARK #1  623155-1-1                                   0              0.871767                    0                   0
2074 PLOSS #1  626908-1-1                                  0                     0             0.869599                   0
2075 SEARS #1  623117-1-1                                  0                 0.875                    0                   0
2076 STANFORD #1  623118-1-1                               0            0.89274274                    0                   0
2077 WORLEY #1  626913-1-1                                 0                     0             0.861328                   0
2094 HOYT #2  626909-1-1                                   0              0.867879                    0                   0
2113 SEYMOUR #2  626915-1-1                                0                     0                0.875                   0
2204 SEARS-MIELKE #1  626918-1-1                           0                     0                0.875                   0
2205 WILSON #1  626919-1-1                                 0                     0                0.875                   0
2206 RORABACK #1 626917-1-1                                0                     0                0.875                   0
2207 SCOLTON #1  626916-1-1                                0                 0.875                    0                   0
2208 SEARS #3  623121-1-1                                  0                 0.875                    0                   0
2501 FLINT STATE REFORESTATION #2                     0.0175                     0                    0                   0
2502 FLINT STATE REFORESTATION #11                    0.0175                     0                    0                   0
2505 NYSRA #2-8356 (LION)                             0.0175                     0                    0                   0
2506 FLINT STATE REFOREST. #2-1593                    0.0175                     0                    0                   0
2507 NORTHROP #1 & #2                                0.05124                     0                    0                   0
2508 NORTHROP #3 & #4                                0.05468                     0                    0                   0
2509 BEST #1, #2, & #3                               0.02398                     0                    0                   0
2511 NYSRA #11-8338 (LION)                            0.0175                     0                    0                   0
3008 STEARNS #1, X.                                   0.0625                     0                    0                   0
3009 ANDERSON #2, E.                                  0.0625                     0                    0                   0
3010 NORD #1, N.                                    0.062125                     0                    0                   0
3011 BUNCE #1, M.                                   0.054375                     0                    0                   0
3012 ANDERSON #1, E.                                0.059812                     0                    0                   0
3013 FILEGAR-SISCHO #1                                0.0625                     0                    0                   0
3014 LAWSON #1, A.                                    0.0625                     0                    0                   0
3022 WAKEFIELD #1, C.                                 0.0625                     0                    0                   0
3024 WILSON #1, R.                                     0.057                     0                    0                   0
3027 JOHNSTON #2, A.                                  0.0625                     0                    0                   0
3028 CRONK #1, G.                                     0.0625                     0                    0                   0
3029 BRAINARD #1, E.                                  0.0625                     0                    0                   0
3030 BEIGHTOL #2, J.                                  0.0625                     0                    0                   0
3031 BEIGHTOL #3, J.                                  0.0625                     0                    0                   0
3032 BEIGHTOL #1, J.                                  0.0625                     0                    0                   0
3033 CLARK #2, R.                                     0.0625                     0                    0                   0

                                                                         5

[RESTUBBED TABLE]

1656 STEFFEN, HARVEY #2-20                                0.0130664                  0              0.0150023 RESOURCE ENERGY INC
1657 RICHARDSON 2-26                                      0.0000281                  0                      0 RESOURCE ENERGY INC
1700 WASHINGTON FREEPORT G/S                                      1                  0                      1 RESOURCE ENERGY INC
2004 BLAKESLEE #2                                             0.875                  0                      1 RESOURCE ENERGY INC
2005 BLAKESLEE #3                                             0.875                  0                      1 RESOURCE ENERGY INC
2006 CARPENTER #1                                          0.866383                  0                      1 RESOURCE ENERGY INC
2007 CARPENTER #2                                          0.864791                  0                      1 RESOURCE ENERGY INC
2008 CARPENTER #3, B.                                      0.862167                  0                      1 RESOURCE ENERGY INC
2012 COWLES #3                                                0.875                  0                      1 RESOURCE ENERGY INC
2013 COWLES #4                                                0.875                  0                      1 RESOURCE ENERGY INC
2014 DONELSON #1, P.                                          0.875                  0                      1 RESOURCE ENERGY INC
2015 ERICKSON #1                                              0.875                  0                      1 RESOURCE ENERGY INC
2016 ERICKSON #2                                              0.875                  0                      1 RESOURCE ENERGY INC
2017 ERICKSON #3                                              0.875                  0                      1 RESOURCE ENERGY INC
2018 ERICKSON #4                                              0.875                  0                      1 RESOURCE ENERGY INC
2019 FAIRBANK #1                                              0.875                  0                      1 RESOURCE ENERGY INC
2020 GLEASON #1                                               0.875                  0                      1 RESOURCE ENERGY INC
2021 GLEASON #2                                            0.864924                  0                      1 RESOURCE ENERGY INC
2022 GLEASON #7                                            0.863483                  0                      1 RESOURCE ENERGY INC
2023 KELSEY #1                                                0.875                  0                      1 RESOURCE ENERGY INC
2024 LYON #2                                                  0.875                  0                      1 RESOURCE ENERGY INC
2027 POPOVICH #1  623116-1-1                                  0.875                  0                      1 RESOURCE ENERGY INC
2028 REED #1  626904-1-1                                      0.875                  0                      1 RESOURCE ENERGY INC
2029 SCHRUISE #1                                             0.8575                  0                      1 RESOURCE ENERGY INC
2030 SMITH #1                                                 0.875                  0                      1 RESOURCE ENERGY INC
2031 MOREY # 1                                               0.8125                  0                      1 RESOURCE ENERGY INC
2032 CARLSON #1                                               0.875                  0                      1 RESOURCE ENERGY INC
2034 BRAUTIGAM #1                                          0.872841                  0                      1 RESOURCE ENERGY INC
2041 FISHER #1  623151-1-1                                   0.8575                  0                      1 RESOURCE ENERGY INC
2042 FISHER #2                                               0.8575                  0                      1 RESOURCE ENERGY INC
2045 GLEASON #4  623120-1-1                                0.864503                  0                      1 RESOURCE ENERGY INC
2047 GLEASON #6                                            0.863019                  0                      1 RESOURCE ENERGY INC
2050 HANSON #1  623119-1-1                                 0.860518                  0                      1 RESOURCE ENERGY INC
2051 HOYT #1  626911-1-1                                      0.875                  0                      1 RESOURCE ENERGY INC
2052 VERGITH #1                                            0.873425                  0                      1 RESOURCE ENERGY INC
2053 HOYT #3  623153-1-1                                      0.875                  0                      1 RESOURCE ENERGY INC
2054 HUDSON #1                                               0.8575                  0                      1 RESOURCE ENERGY INC
2055 MARING #1, S.                                         0.867744                  0                      1 RESOURCE ENERGY INC
2058 MCCHESNEY #2  623154-1-1                              0.884055                  0                      1 RESOURCE ENERGY INC
2062 SMITH-SELLE #1                                           0.875                  0                      1 RESOURCE ENERGY INC
2063 WHITNEY #1  626912-1-1                                   0.875                  0                      1 RESOURCE ENERGY INC
2065 WHITNEY #3  626910-1-1                                   0.875                  0                      1 RESOURCE ENERGY INC
2066 BROWN #1  626914-1-1                                  0.861573                  0                      1 RESOURCE ENERGY INC
2067 BUTTON #1                                                0.875                  0                      1 RESOURCE ENERGY INC
2068 DAVIS #1                                                 0.875                  0                      1 RESOURCE ENERGY INC
2069 EASTMAN-SEYMOUR #1  626907-1-1                           0.875                  0                      1 RESOURCE ENERGY INC
2070 FRYE #1                                                  0.875                  0                      1 RESOURCE ENERGY INC
2072 MORSE #1  626905-1-1                                  0.869542                  0                      1 RESOURCE ENERGY INC
2073 PARK #1  623155-1-1                                   0.871767                  0                      1 RESOURCE ENERGY INC
2074 PLOSS #1  626908-1-1                                  0.869599                  0                      1 RESOURCE ENERGY INC
2075 SEARS #1  623117-1-1                                     0.875                  0                      1 RESOURCE ENERGY INC
2076 STANFORD #1  623118-1-1                             0.89274274                  0                      1 RESOURCE ENERGY INC
2077 WORLEY #1  626913-1-1                                 0.861328                  0                      1 RESOURCE ENERGY INC
2094 HOYT #2  626909-1-1                                   0.867879                  0                      1 RESOURCE ENERGY INC
2113 SEYMOUR #2  626915-1-1                                   0.875                  0                      1 RESOURCE ENERGY INC
2204 SEARS-MIELKE #1  626918-1-1                              0.875                  0                      1 RESOURCE ENERGY INC
2205 WILSON #1  626919-1-1                                    0.875                  0                      1 RESOURCE ENERGY INC
2206 RORABACK #1 626917-1-1                                   0.875                  0                      1 RESOURCE ENERGY INC
2207 SCOLTON #1  626916-1-1                                   0.875                  0                      1 RESOURCE ENERGY INC
2208 SEARS #3  623121-1-1                                     0.875                  0                      1 RESOURCE ENERGY INC
2501 FLINT STATE REFORESTATION #2                            0.0175                  0                      0 RESOURCE ENERGY INC
2502 FLINT STATE REFORESTATION #11                           0.0175                  0                      0 RESOURCE ENERGY INC
2505 NYSRA #2-8356 (LION)                                    0.0175                  0                      0 RESOURCE ENERGY INC
2506 FLINT STATE REFOREST. #2-1593                           0.0175                  0                      0 RESOURCE ENERGY INC
2507 NORTHROP #1 & #2                                       0.05124                  0                      0 RESOURCE ENERGY INC
2508 NORTHROP #3 & #4                                       0.05468                  0                      0 RESOURCE ENERGY INC
2509 BEST #1, #2, & #3                                      0.02398                  0                      0 RESOURCE ENERGY INC
2511 NYSRA #11-8338 (LION)                                   0.0175                  0                      0 RESOURCE ENERGY INC
3008 STEARNS #1, X.                                          0.0625                  0                      0 RESOURCE ENERGY INC
3009 ANDERSON #2, E.                                         0.0625                  0                      0 RESOURCE ENERGY INC
3010 NORD #1, N.                                           0.062125                  0                      0 RESOURCE ENERGY INC
3011 BUNCE #1, M.                                          0.054375                  0                      0 RESOURCE ENERGY INC
3012 ANDERSON #1, E.                                       0.059812                  0                      0 RESOURCE ENERGY INC
3013 FILEGAR-SISCHO #1                                       0.0625                  0                      0 RESOURCE ENERGY INC
3014 LAWSON #1, A.                                           0.0625                  0                      0 RESOURCE ENERGY INC
3022 WAKEFIELD #1, C.                                        0.0625                  0                      0 RESOURCE ENERGY INC
3024 WILSON #1, R.                                            0.057                  0                      0 RESOURCE ENERGY INC
3027 JOHNSTON #2, A.                                         0.0625                  0                      0 RESOURCE ENERGY INC
3028 CRONK #1, G.                                            0.0625                  0                      0 RESOURCE ENERGY INC
3029 BRAINARD #1, E.                                         0.0625                  0                      0 RESOURCE ENERGY INC
3030 BEIGHTOL #2, J.                                         0.0625                  0                      0 RESOURCE ENERGY INC
3031 BEIGHTOL #3, J.                                         0.0625                  0                      0 RESOURCE ENERGY INC
3032 BEIGHTOL #1, J.                                         0.0625                  0                      0 RESOURCE ENERGY INC
3033 CLARK #2, R.                                            0.0625                  0                      0 RESOURCE ENERGY INC

[RESTUBBED TABLE]

1656 STEFFEN, HARVEY #2-20                                                              0                   0 OK           CANADI
1657 RICHARDSON 2-26                                                                    0                   0
1700 WASHINGTON FREEPORT G/S                                                            0                   0
2004 BLAKESLEE #2                                                                       0                   0
2005 BLAKESLEE #3                                                                       0                   0 NY           CHAUTA
2006 CARPENTER #1                                                                       0                   0 NY           CHAUTA
2007 CARPENTER #2                                                                       0                   0 NY           CHAUTA
2008 CARPENTER #3, B.                                                                   0                   0 NY           CHAUTA
2012 COWLES #3                                                                          0                   0 NY           CHAUTA
2013 COWLES #4                                                                          0                   0 NY           CHAUTA
2014 DONELSON #1, P.                                                                    0                   0 NY           CHAUTA
2015 ERICKSON #1                                                                        0                   0 NY           CHAUTA
2016 ERICKSON #2                                                                        0                   0
2017 ERICKSON #3                                                                        0                   0 NY           CHAUTA
2018 ERICKSON #4                                                                        0                   0 NY           CHAUTA
2019 FAIRBANK #1                                                                        0                   0 NY           CHAUTA
2020 GLEASON #1                                                                         0                   0 NY           CHAUTA
2021 GLEASON #2                                                                         0                   0
2022 GLEASON #7                                                                         0                   0 NY           CHAUTA
2023 KELSEY #1                                                                          0                   0 NY           CHAUTA
2024 LYON #2                                                                            0                   0 NY           CHAUTA
2027 POPOVICH #1  623116-1-1                                                            0                   0 NY           CHAUTA
2028 REED #1  626904-1-1                    CHAUTAUQUA JOINT VENTURE                0.875                   0 NY           CHAUTA
2029 SCHRUISE #1                                                                        0                   0
2030 SMITH #1                                                                           0                   0 NY           CHAUTA
2031 MOREY # 1                                                                          0                   0
2032 CARLSON #1                                                                         0                   0
2034 BRAUTIGAM #1                                                                       0                   0 NY           CHAUTA
2041 FISHER #1  623151-1-1                                                              0                   0
2042 FISHER #2                                                                          0                   0 NY           CHAUTA
2045 GLEASON #4  623120-1-1                                                             0                   0 NY           CHAUTA
2047 GLEASON #6                                                                         0                   0 NY           CHAUTA
2050 HANSON #1  623119-1-1                                                              0                   0 NY           CHAUTA
2051 HOYT #1  626911-1-1                    CHAUTAUQUA JOINT VENTURE                0.875                   0 NY           CHAUTA
2052 VERGITH #1                                                                         0                   0 NY           CHAUTA
2053 HOYT #3  623153-1-1                                                                0                   0 NY           CHAUTA
2054 HUDSON #1                                                                          0                   0
2055 MARING #1, S.                                                                      0                   0 NY           CHAUTA
2058 MCCHESNEY #2  623154-1-1                                                           0                   0 NY           CHAUTA
2062 SMITH-SELLE #1                                                                     0                   0 NY           CHAUTA
2063 WHITNEY #1  626912-1-1                 CHAUTAUQUA JOINT VENTURE                0.875                   0
2065 WHITNEY #3  626910-1-1                 CHAUTAUQUA JOINT VENTURE                0.875                   0
2066 BROWN #1  626914-1-1                   CHAUTAUQUA JOINT VENTURE             0.861573                   0 NY           CHAUTA
2067 BUTTON #1                                                                          0                   0 NY           CHAUTA
2068 DAVIS #1                                                                           0                   0 NY           CHAUTA
2069 EASTMAN-SEYMOUR #1  626907-1-1         CHAUTAUQUA JOINT VENTURE                0.875                   0 NY           CHAUTA
2070 FRYE #1                                                                            0                   0 NY           CHAUTA
2072 MORSE #1  626905-1-1                                                               0                   0
2073 PARK #1  623155-1-1                                                                0                   0
2074 PLOSS #1  626908-1-1                   CHAUTAUQUA JOINT VENTURE             0.869599                   0 NY           CHAUTA
2075 SEARS #1  623117-1-1                                                               0                   0 NY           CHAUTA
2076 STANFORD #1  623118-1-1                                                            0                   0 NY           CHAUTA
2077 WORLEY #1  626913-1-1                  CHAUTAUQUA JOINT VENTURE             0.861328                   0 NY           CHAUTA
2094 HOYT #2  626909-1-1                                                                0                   0 NY           CHAUTA
2113 SEYMOUR #2  626915-1-1                 CHAUTAUQUA JOINT VENTURE                0.875                   0 NY           CHAUTA
2204 SEARS-MIELKE #1  626918-1-1            CHAUTAUQUA JOINT VENTURE                0.875                   0
2205 WILSON #1  626919-1-1                  CHAUTAUQUA JOINT VENTURE                0.875                   0 NY           CHAUTA
2206 RORABACK #1 626917-1-1                 CHAUTAUQUA JOINT VENTURE                0.875                   0 NY           CHAUTA
2207 SCOLTON #1  626916-1-1                                                             0                   0 NY           CHAUTA
2208 SEARS #3  623121-1-1                                                               0                   0 NY           CHAUTA
2501 FLINT STATE REFORESTATION #2                                                       0                   0 NY           CHAUTA
2502 FLINT STATE REFORESTATION #11                                                      0                   0 NY           CHAUTA
2505 NYSRA #2-8356 (LION)                                                               0                   0
2506 FLINT STATE REFOREST. #2-1593                                                      0                   0 NY           CHAUTA
2507 NORTHROP #1 & #2                                                                   0                   0 NY           CHAUTA
2508 NORTHROP #3 & #4                                                                   0                   0 NY           CHAUTA
2509 BEST #1, #2, & #3                                                                  0                   0 NY           CHAUTA
2511 NYSRA #11-8338 (LION)                                                              0                   0
3008 STEARNS #1, X.                                                                     0                   0 NY           CHAUTA
3009 ANDERSON #2, E.                                                                    0                   0 NY           CHAUTA
3010 NORD #1, N.                                                                        0                   0 NY           CHAUTA
3011 BUNCE #1, M.                                                                       0                   0 NY           CHAUTA
3012 ANDERSON #1, E.                                                                    0                   0 NY           CHAUTA
3013 FILEGAR-SISCHO #1                                                                  0                   0 NY           CHAUTA
3014 LAWSON #1, A.                                                                      0                   0 NY           CHAUTA
3022 WAKEFIELD #1, C.                                                                   0                   0 NY           CHAUTA
3024 WILSON #1, R.                                                                      0                   0 NY           CHAUTA
3027 JOHNSTON #2, A.                                                                    0                   0 NY           CHAUTA
3028 CRONK #1, G.                                                                       0                   0 NY           CHAUTA
3029 BRAINARD #1, E.                                                                    0                   0 NY           CHAUTA
3030 BEIGHTOL #2, J.                                                                    0                   0 NY           CHAUTA
3031 BEIGHTOL #3, J.                                                                    0                   0 NY           CHAUTA
3032 BEIGHTOL #1, J.                                                                    0                   0 NY           CHAUTA
3033 CLARK #2, R.                                                                       0                   0 NY           CHAUTA


 3034 BUNCE #2, M.                                     0.0405                   0                   0                  0
 3035 WAKEFIELD #1, G.                                 0.0625                   0                   0                  0
 3036 WAKEFIELD #2, G.                                 0.0625                   0                   0                  0
 3037 MERIDETH #1, S.                                  0.0625                   0                   0                  0
 3038 MERIDETH #2, S.                                  0.0625                   0                   0                  0
 3039 BEIGHTOL #1, L.                                  0.0625                   0                   0                  0
 3040 BEIGHTOL #2, L.                                  0.0625                   0                   0                  0
 3041 NORD #2, N.                                    0.062125                   0                   0                  0
 3042 HILL #1, F.                                    0.051937                   0                   0                  0
 3043 HILL #2, F.                                    0.051937                   0                   0                  0
 3045 MARSHALL #1, D.                                  0.0625                   0                   0                  0
 3046 PLOSS #1, R.                                    0.01625                   0                   0                  0
 3051 MISSION MEADOWS #1                               0.0625                   0                   0                  0
 3052 HALLQUIST #1, M.                               0.041687                   0                   0                  0
 3053 HAVILAND #1, L.                                  0.0625                   0                   0                  0
 3054 BEIGHTOL #3, L.                                0.049688                   0                   0                  0
 3055 BEIGHTOL #4, L.                                  0.0625                   0                   0                  0
 3056 BEIGHTOL #5, L.                                  0.0625                   0                   0                  0
 3057 ANDERSON #1, H.                                  0.0625                   0                   0                  0
 3058 ANDERSON #2, Z.                                 0.05575                   0                   0                  0
 3059 LUCARIELLO #3, M.                                0.0625                   0                   0                  0
 3067 OLSON #2, G.                                     0.0625                   0                   0                  0
 3069 OLSON UNIT #1-#6                                  0.025                   0                   0                  0
 3070 LAWSON #2, A.                                    0.0625                   0                   0                  0
 3073 FREEMAN #1, J.                                   0.0625                   0                   0                  0
 3075 BEIGHTOL #6, L.                                0.040875                   0                   0                  0
 3076 GOODELL #1, J.                                   0.0625                   0                   0                  0
 3077 RICE #3, M.                                    0.017188                   0                   0                  0
 3078 GIARRIZZO #1, M.                                 0.0625                   0                   0                  0
 3079 YOUNG #1, G.                                  0.0601875                   0                   0                  0
 3080 ANDERSON #2, H.                                0.038875                   0                   0                  0
 3081 SPAS #2, J.                                      0.0625                   0                   0                  0
 3082 SPAS #3, J.                                      0.0625                   0                   0                  0
 3084 BERBEN #1, L.(GLEP)                            0.054687                   0                   0                  0
 3086 GOODELL #2, J.                                 0.056687                   0                   0                  0
 3090 SWANSON #1, J.                                  0.06125                   0                   0                  0
 3091 YOUNG #1, X.                                     0.0625                   0                   0                  0
 3092 CHIPMAN #1, V.                                0.0420625                   0                   0                  0
 3095 KIBBE #2                                     0.02734375                   0                   0                  0
 3096 SPAS #1, J.                                    0.008875                   0                   0                  0
 3097 HOWARD-BUCKLEY UNIT #1                           0.0625                   0                   0                  0
 3098 NEWTON BROS. UNIT #1                                  0              0.0625                   0                  0
 3104 DURFEE #1, K.                                         0              0.0625                   0                  0
 3105 ROWICKI #1                                            0              0.0625                   0                  0
 3110 LENGERICK #1, M.(US ENG.DEV)                          0              0.0625                   0                  0
 3112 SMITH #1, P.(US ENG.DEV.)                             0              0.0625                   0                  0
 3117 RICE #1, M.                                    0.022875                   0                   0                  0
 3118 ROWICKI UNIT #2                                  0.0313                   0                   0                  0
 3127 BYLER #1                                              0                0.15                   0                  0
 3140 BLOOD #1, J.                                  0.0106875                   0                   0                  0
 3141 BARAN #1, L.                                   0.005375                   0                   0                  0
 3142 COLBURN #1, G.                                 0.012875                   0                   0                  0
 3143 HALLIN #1, A.                                   0.03225                   0                   0                  0
 3144 STEARNS #1, L.                                   0.0115                   0                   0                  0
 3145 JAMESTOWN SCHOOL #1                              0.0625                   0                   0                  0
 3146 JAMESTOWN SCHOOL #2                              0.0625                   0                   0                  0
 3147 JAMESTOWN SCHOOL #3                              0.0625                   0                   0                  0
 3148 JAMESTOWN SCHOOL #4                              0.0625                   0                   0                  0
 3149 HALL #2, F.                                    0.011812                   0                   0                  0
 3150 TENPAS #1, W.                                  0.036687                   0                   0                  0
 3166 TRICO UNIT #1                                         0            0.461173                   0                  0
 3167 WEBSTER #1                                      0.02734                   0                   0                  0
 3168 WRIGHT #1                                       0.02734                   0                   0                  0
 3169 CROSBY #1                                       0.02734                   0                   0                  0
 3170 STURGES #1                                      0.02734                   0                   0                  0
 3171 MORTON BROTHERS #3                              0.02734                   0                   0                  0
 3172 TRISKETT #1 & #2                                0.02734                   0                   0                  0
 3173 MORTON BROTHERS #2                              0.02734                   0                   0                  0
 3174 CARTER #1                                       0.02734                   0                   0                  0
 3175 REILLY #2                                       0.02734                   0                   0                  0
 3176 HUNT #1, E.                                      0.0625                   0                   0                  0
 3177 WILSON #1, M.                                  0.006625                   0                   0                  0
 3178 SMITH #1, W.                                   0.006625                   0                   0                  0
 3180 WILCOX #1, L.                                   0.00125                   0                   0                  0
 3181 HAMMERMILL #2                                  0.017875                   0                   0                  0
 3194 RIFFEL #1, J.                                   0.03525                   0                   0                  0
 3198 JACOBSON #2                                       0.023                   0                   0                  0
 3199 CRONK #1, P.                                   0.045938                   0                   0                  0
 3200 COLEMAN #4, H.                                 0.025563                   0                   0                  0
 3201 WALKER #1, H.                                  0.013125                   0                   0                  0
 3202 COLD SPRING CONSTRUCTION #2                     0.01075                   0                   0                  0
 3203 SWARTZENTRUBER #2                              0.054687                   0                   0                  0
 3204 KIMBALL #3, S.                                 0.002875                   0                   0                  0
 3205 SPRAGUE #1, R.                                 0.004704                   0                   0                  0

                                                                           6

[RESTUBBED TABLE]

 3034 BUNCE #2, M.                                           0.0405                  0                        0 RESOURCE ENERGY INC
 3035 WAKEFIELD #1, G.                                       0.0625                  0                        0 RESOURCE ENERGY INC
 3036 WAKEFIELD #2, G.                                       0.0625                  0                        0 RESOURCE ENERGY INC
 3037 MERIDETH #1, S.                                        0.0625                  0                        0 RESOURCE ENERGY INC
 3038 MERIDETH #2, S.                                        0.0625                  0                        0 RESOURCE ENERGY INC
 3039 BEIGHTOL #1, L.                                        0.0625                  0                        0 RESOURCE ENERGY INC
 3040 BEIGHTOL #2, L.                                        0.0625                  0                        0 RESOURCE ENERGY INC
 3041 NORD #2, N.                                          0.062125                  0                        0 RESOURCE ENERGY INC
 3042 HILL #1, F.                                          0.051937                  0                        0 RESOURCE ENERGY INC
 3043 HILL #2, F.                                          0.051937                  0                        0 RESOURCE ENERGY INC
 3045 MARSHALL #1, D.                                        0.0625                  0                        0 RESOURCE ENERGY INC
 3046 PLOSS #1, R.                                          0.01625                  0                        0 RESOURCE ENERGY INC
 3051 MISSION MEADOWS #1                                     0.0625                  0                        0 RESOURCE ENERGY INC
 3052 HALLQUIST #1, M.                                     0.041687                  0                        0 RESOURCE ENERGY INC
 3053 HAVILAND #1, L.                                        0.0625                  0                        0 RESOURCE ENERGY INC
 3054 BEIGHTOL #3, L.                                      0.049688                  0                        0 RESOURCE ENERGY INC
 3055 BEIGHTOL #4, L.                                        0.0625                  0                        0 RESOURCE ENERGY INC
 3056 BEIGHTOL #5, L.                                        0.0625                  0                        0 RESOURCE ENERGY INC
 3057 ANDERSON #1, H.                                        0.0625                  0                        0 RESOURCE ENERGY INC
 3058 ANDERSON #2, Z.                                       0.05575                  0                        0 RESOURCE ENERGY INC
 3059 LUCARIELLO #3, M.                                      0.0625                  0                        0 RESOURCE ENERGY INC
 3067 OLSON #2, G.                                           0.0625                  0                        0 RESOURCE ENERGY INC
 3069 OLSON UNIT #1-#6                                        0.025                  0                        0 RESOURCE ENERGY INC
 3070 LAWSON #2, A.                                          0.0625                  0                        0 RESOURCE ENERGY INC
 3073 FREEMAN #1, J.                                         0.0625                  0                        0 RESOURCE ENERGY INC
 3075 BEIGHTOL #6, L.                                      0.040875                  0                        0 RESOURCE ENERGY INC
 3076 GOODELL #1, J.                                         0.0625                  0                        0 RESOURCE ENERGY INC
 3077 RICE #3, M.                                          0.017188                  0                        0 RESOURCE ENERGY INC
 3078 GIARRIZZO #1, M.                                       0.0625                  0                        0 RESOURCE ENERGY INC
 3079 YOUNG #1, G.                                        0.0601875                  0                        0 RESOURCE ENERGY INC
 3080 ANDERSON #2, H.                                      0.038875                  0                        0 RESOURCE ENERGY INC
 3081 SPAS #2, J.                                            0.0625                  0                        0 RESOURCE ENERGY INC
 3082 SPAS #3, J.                                            0.0625                  0                        0 RESOURCE ENERGY INC
 3084 BERBEN #1, L.(GLEP)                                  0.054687                  0                        0 RESOURCE ENERGY INC
 3086 GOODELL #2, J.                                       0.056687                  0                        0 RESOURCE ENERGY INC
 3090 SWANSON #1, J.                                        0.06125                  0                        0 RESOURCE ENERGY INC
 3091 YOUNG #1, X.                                           0.0625                  0                        0 RESOURCE ENERGY INC
 3092 CHIPMAN #1, V.                                      0.0420625                  0                        0 RESOURCE ENERGY INC
 3095 KIBBE #2                                           0.02734375                  0                        0 RESOURCE ENERGY INC
 3096 SPAS #1, J.                                          0.008875                  0                        0 RESOURCE ENERGY INC
 3097 HOWARD-BUCKLEY UNIT #1                                 0.0625                  0                        0 RESOURCE ENERGY INC
 3098 NEWTON BROS. UNIT #1                                   0.0625                  0               0.07575758 RESOURCE ENERGY INC
 3104 DURFEE #1, K.                                          0.0625                  0               0.07142857 RESOURCE ENERGY INC
 3105 ROWICKI #1                                             0.0625                  0               0.07575758 RESOURCE ENERGY INC
 3110 LENGERICK #1, M.(US ENG.DEV)                           0.0625                  0               0.07575758 RESOURCE ENERGY INC
 3112 SMITH #1, P.(US ENG.DEV.)                              0.0625                  0               0.07575758 RESOURCE ENERGY INC
 3117 RICE #1, M.                                          0.022875                  0                        0 RESOURCE ENERGY INC
 3118 ROWICKI UNIT #2                                        0.0313                  0                        0 RESOURCE ENERGY INC
 3127 BYLER #1                                                 0.15                  0               0.17695858 RESOURCE ENERGY INC
 3140 BLOOD #1, J.                                        0.0106875                  0                        0 RESOURCE ENERGY INC
 3141 BARAN #1, L.                                         0.005375                  0                        0 RESOURCE ENERGY INC
 3142 COLBURN #1, G.                                       0.012875                  0                        0 RESOURCE ENERGY INC
 3143 HALLIN #1, A.                                         0.03225                  0                        0 RESOURCE ENERGY INC
 3144 STEARNS #1, L.                                         0.0115                  0                        0 RESOURCE ENERGY INC
 3145 JAMESTOWN SCHOOL #1                                    0.0625                  0                        0 RESOURCE ENERGY INC
 3146 JAMESTOWN SCHOOL #2                                    0.0625                  0                        0 RESOURCE ENERGY INC
 3147 JAMESTOWN SCHOOL #3                                    0.0625                  0                        0 RESOURCE ENERGY INC
 3148 JAMESTOWN SCHOOL #4                                    0.0625                  0                        0 RESOURCE ENERGY INC
 3149 HALL #2, F.                                          0.011812                  0                        0 RESOURCE ENERGY INC
 3150 TENPAS #1, W.                                        0.036687                  0                        0 RESOURCE ENERGY INC
 3166 TRICO UNIT #1                                        0.461173                  0               0.52705486 RESOURCE ENERGY INC
 3167 WEBSTER #1                                            0.02734                  0                        0 RESOURCE ENERGY INC
 3168 WRIGHT #1                                             0.02734                  0                        0 RESOURCE ENERGY INC
 3169 CROSBY #1                                             0.02734                  0                        0 RESOURCE ENERGY INC
 3170 STURGES #1                                            0.02734                  0                        0 RESOURCE ENERGY INC
 3171 MORTON BROTHERS #3                                    0.02734                  0                        0 RESOURCE ENERGY INC
 3172 TRISKETT #1 & #2                                      0.02734                  0                        0 RESOURCE ENERGY INC
 3173 MORTON BROTHERS #2                                    0.02734                  0                        0 RESOURCE ENERGY INC
 3174 CARTER #1                                             0.02734                  0                        0 RESOURCE ENERGY INC
 3175 REILLY #2                                             0.02734                  0                        0 RESOURCE ENERGY INC
 3176 HUNT #1, E.                                            0.0625                  0                        0 RESOURCE ENERGY INC
 3177 WILSON #1, M.                                        0.006625                  0                        0 RESOURCE ENERGY INC
 3178 SMITH #1, W.                                         0.006625                  0                        0 RESOURCE ENERGY INC
 3180 WILCOX #1, L.                                         0.00125                  0                        0 RESOURCE ENERGY INC
 3181 HAMMERMILL #2                                        0.017875                  0                        0 RESOURCE ENERGY INC
 3194 RIFFEL #1, J.                                         0.03525                  0                        0 RESOURCE ENERGY INC
 3198 JACOBSON #2                                             0.023                  0                        0 RESOURCE ENERGY INC
 3199 CRONK #1, P.                                         0.045938                  0                        0 RESOURCE ENERGY INC
 3200 COLEMAN #4, H.                                       0.025563                  0                        0 RESOURCE ENERGY INC
 3201 WALKER #1, H.                                        0.013125                  0                        0 RESOURCE ENERGY INC
 3202 COLD SPRING CONSTRUCTION #2                           0.01075                  0                        0 RESOURCE ENERGY INC
 3203 SWARTZENTRUBER #2                                    0.054687                  0                        0 RESOURCE ENERGY INC
 3204 KIMBALL #3, S.                                       0.002875                  0                        0 RESOURCE ENERGY INC
 3205 SPRAGUE #1, R.                                       0.004704                  0                        0 RESOURCE ENERGY INC

[RESTUBBED TABLE]

 3034 BUNCE #2, M.                                                                      0                   0 NY           CHAUTA
 3035 WAKEFIELD #1, G.                                                                  0                   0 NY           CHAUTA
 3036 WAKEFIELD #2, G.                                                                  0                   0 NY           CHAUTA
 3037 MERIDETH #1, S.                                                                   0                   0
 3038 MERIDETH #2, S.                                                                   0                   0 NY           CHAUTA
 3039 BEIGHTOL #1, L.                                                                   0                   0 NY           CHAUTA
 3040 BEIGHTOL #2, L.                                                                   0                   0 NY           CHAUTA
 3041 NORD #2, N.                                                                       0                   0 NY           CHAUTA
 3042 HILL #1, F.                                                                       0                   0 NY           CHAUTA
 3043 HILL #2, F.                                                                       0                   0 NY           CHAUTA
 3045 MARSHALL #1, D.                                                                   0                   0 NY           CHAUTA
 3046 PLOSS #1, R.                                                                      0                   0 NY           CHAUTA
 3051 MISSION MEADOWS #1                                                                0                   0
 3052 HALLQUIST #1, M.                                                                  0                   0 NY           CHAUTA
 3053 HAVILAND #1, L.                                                                   0                   0 NY           CHAUTA
 3054 BEIGHTOL #3, L.                                                                   0                   0 NY           CHAUTA
 3055 BEIGHTOL #4, L.                                                                   0                   0 NY           CHAUTA
 3056 BEIGHTOL #5, L.                                                                   0                   0 NY           CHAUTA
 3057 ANDERSON #1, H.                                                                   0                   0 NY           CHAUTA
 3058 ANDERSON #2, Z.                                                                   0                   0 NY           CHAUTA
 3059 LUCARIELLO #3, M.                                                                 0                   0 NY           CHAUTA
 3067 OLSON #2, G.                                                                      0                   0
 3069 OLSON UNIT #1-#6                                                                  0                   0 NY           CHAUTA
 3070 LAWSON #2, A.                                                                     0                   0 NY           CHAUTA
 3073 FREEMAN #1, J.                                                                    0                   0 NY           CHAUTA
 3075 BEIGHTOL #6, L.                                                                   0                   0 NY           CHAUTA
 3076 GOODELL #1, J.                                                                    0                   0 NY           CHAUTA
 3077 RICE #3, M.                                                                       0                   0 NY           CHAUTA
 3078 GIARRIZZO #1, M.                                                                  0                   0 NY           CHAUTA
 3079 YOUNG #1, G.                                                                      0                   0 NY           CHAUTA
 3080 ANDERSON #2, H.                                                                   0                   0 NY           CHAUTA
 3081 SPAS #2, J.                                                                       0                   0 NY           CHAUTA
 3082 SPAS #3, J.                                                                       0                   0
 3084 BERBEN #1, L.(GLEP)                                                               0                   0
 3086 GOODELL #2, J.                                                                    0                   0
 3090 SWANSON #1, J.                                                                    0                   0 NY           CHAUTA
 3091 YOUNG #1, X.                                                                      0                   0 NY           CHAUTA
 3092 CHIPMAN #1, V.                                                                    0                   0 NY           CHAUTA
 3095 KIBBE #2                                                                          0                   0
 3096 SPAS #1, J.                                                                       0                   0 NY           CHAUTA
 3097 HOWARD-BUCKLEY UNIT #1                                                            0                   0
 3098 NEWTON BROS. UNIT #1                                                              0                   0 NY           CHAUTA
 3104 DURFEE #1, K.                                                                     0                   0 NY           CHAUTA
 3105 ROWICKI #1                                                                        0                   0 NY           CHAUTA
 3110 LENGERICK #1, M.(US ENG.DEV)                                                      0                   0 NY           CHAUTA
 3112 SMITH #1, P.(US ENG.DEV.)                                                         0                   0 NY           CHAUTA
 3117 RICE #1, M.                                                                       0                   0 NY           CHAUTA
 3118 ROWICKI UNIT #2                                                                   0                   0
 3127 BYLER #1                                                                          0                   0
 3140 BLOOD #1, J.                                                                      0                   0 NY           CHAUTA
 3141 BARAN #1, L.                                                                      0                   0 NY           CHAUTA
 3142 COLBURN #1, G.                                                                    0                   0 NY           CHAUTA
 3143 HALLIN #1, A.                                                                     0                   0 NY           CHAUTA
 3144 STEARNS #1, L.                                                                    0                   0 NY           CHAUTA
 3145 JAMESTOWN SCHOOL #1                                                               0                   0 NY           CHAUTA
 3146 JAMESTOWN SCHOOL #2                                                               0                   0 NY           CHAUTA
 3147 JAMESTOWN SCHOOL #3                                                               0                   0 NY           CHAUTA
 3148 JAMESTOWN SCHOOL #4                                                               0                   0 NY           CHAUTA
 3149 HALL #2, F.                                                                       0                   0 NY           CHAUTA
 3150 TENPAS #1, W.                                                                     0                   0 NY           CHAUTA
 3166 TRICO UNIT #1                                                                     0                   0
 3167 WEBSTER #1                                                                        0                   0
 3168 WRIGHT #1                                                                         0                   0
 3169 CROSBY #1                                                                         0                   0
 3170 STURGES #1                                                                        0                   0
 3171 MORTON BROTHERS #3                                                                0                   0
 3172 TRISKETT #1 & #2                                                                  0                   0 PA           WARREN
 3173 MORTON BROTHERS #2                                                                0                   0 PA           WARREN
 3174 CARTER #1                                                                         0                   0 PA           WARREN
 3175 REILLY #2                                                                         0                   0 PA           WARREN
 3176 HUNT #1, E.                                                                       0                   0 NY           CHAUTA
 3177 WILSON #1, M.                                                                     0                   0 NY           CHAUTA
 3178 SMITH #1, W.                                                                      0                   0 NY           CHAUTA
 3180 WILCOX #1, L.                                                                     0                   0 NY           CHAUTA
 3181 HAMMERMILL #2                                                                     0                   0 NY           CHAUTA
 3194 RIFFEL #1, J.                                                                     0                   0 NY           CHAUTA
 3198 JACOBSON #2                                                                       0                   0 NY           CHAUTA
 3199 CRONK #1, P.                                                                      0                   0 NY           CHAUTA
 3200 COLEMAN #4, H.                                                                    0                   0 NY           CHAUTA
 3201 WALKER #1, H.                                                                     0                   0 NY           CHAUTA
 3202 COLD SPRING CONSTRUCTION #2                                                       0                   0 NY           CHAUTA
 3203 SWARTZENTRUBER #2                                                                 0                   0 OH           TUSCAR
 3204 KIMBALL #3, S.                                                                    0                   0 NY           CHAUTA
 3205 SPRAGUE #1, R.                                                                    0                   0 NY           CHAUTA


3211 SPRAGUE #3, R.                                    0.010328                     0                   0                 0
3301 LARGE #1NA, A.                                           0                0.4375                   0                 0
3303 BC FARMS #3                                              0                 0.875                   0                 0
3304 BC FARMS/OP #4                                           0                 0.875                   0                 0
3305 BAKER #1,2,3 & 4                                         0                 0.875                   0                 0
3306 BAKER #5,6,7 & 8                                         0                 0.875                   0                 0
3307 BANC ONE #2,3,4,5 & 7                              0.01303               0.79947                   0                 0
3308 BC FARMS CP1                                             0               0.76725                   0                 0
3309 BC FARMS 1MH                                         0.125              0.695312                   0                 0
3310 BELL UNIT #1 (ROSE RUN)                                  0                0.1747                   0                 0
3311 BELL UNIT #1 (ORISKANY)                                  0                0.8735                   0                 0
3312 BELL 99-2                                                0              0.389375                   0                 0
3313 BENNETT 1MD                                          0.125                  0.75                   0                 0
3314 BENNETT 2ME                                          0.125                  0.75                   0                 0
3315 BOBER #1                                                 0                 0.875                   0                 0
3316 BRADLEY/OP #2                                            0                 0.875                   0                 0
3317 BROTHERS 1MD                                         0.125                  0.75                   0                 0
3318 BUCKEY-DANFORD #1                                        0                 0.875                   0                 0
3319 BURLINGAME 1E                                        0.125                     0                   0                 0
3320 BURLINGAME 2E                                        0.125                     0                   0                 0
3321 CHAMBERS 1MD                                         0.125                0.6875                   0                 0
3322 CONSOLIDATED #11                                         0                 0.425                   0                 0
3323 CONSOLIDATED #13                                         0                0.6375                   0                 0
3324 CONSOLIDATED #14                                         0                 0.425                   0                 0
3325 CONSOLIDATED #3                                          0                0.6375                   0                 0
3326 CONSOLIDATED #5                                          0                0.6375                   0                 0
3327 CORDELL 99-1                                             0              0.389375                   0                 0
3328 COWDEN-MCCREARY 1C                                   0.145                  0.73                   0                 0
3329 COYLE-HEDGE 1G                                    0.020312                   0.8                   0                 0
3330 DANFORD-ZUDELL #1                                        0                 0.875                   0                 0
3331 DAVIS #1                                                 0                 0.875                   0                 0
3332 DAVIS 1MD                                            0.125                  0.75                   0                 0
3333 DICKSON 2M                                           0.125              0.695312                   0                 0
3334 DICKSON-JOHNSON 1C                                   0.075                   0.8                   0                 0
3335 DRAKE #1                                                 0                 0.875                   0                 0
3336 DANFORD #3, E.                                           0                 0.875                   0                 0
3337 FOGLE 2ME                                            0.125                0.6875                   0                 0
3338 FORRESTAL #1,2,3,4,5,6 & 7                               0               0.84766                   0                 0
3339 FRICK #1 & 2, J.                                     0.009                  0.84                   0                 0
3340 FRICK #5, J.                                             0                  0.85                   0                 0
3341 FRICK #6 & 7, J.                                         0                  0.85                   0                 0
3342 SHAW #1, G.                                              0                 0.875                   0                 0
3343 GALBRAITH 1MC                                        0.125              0.711408                   0                 0
3344 GALBRAITH/HOLLINGSWORTH 1MD                          0.125                0.6875                   0                 0
3345 GILL MAR1                                             0.01                0.8477                   0                 0
3346 HAINES #3                                                0               0.84766                   0                 0
3347 HANNUM #1 NA                                             0                0.4375                   0                 0
3347 HANNUM #1 NA                                             0                0.4375                   0                 0
3348 HARRIS 1MD                                           0.125                  0.75                   0                 0
3349 HARRIS 2MD                                           0.125                  0.75                   0                 0
3350 HARROP #2                                                0                 0.815                   0                 0
3351 HAWK #1 & 3                                              0                 0.875                   0                 0
3352 HEDDLESON #33-6                                          0               0.84375                   0                 0
3353 HERRON #1,2,3,4,5,6 & 7                                  0               0.84766                   0                 0
3354 HICKMAN 1,2,4,5,6,7, J.                                  0                 0.875                   0                 0
3355 HILL 1G & 2G                                      0.020312                   0.8                   0                 0
3356 HINSON 1MD                                           0.125              0.736328                   0                 0
3357 HOLLINGSWORTH 4MD                                    0.125                0.6875                   0                 0
3358 HORN #1,4 & 5, C.                                        0                 0.875                   0                 0
3359 HORN #2                                           0.021052              0.853948                   0                 0
3360 HRONEC #31-7                                             0              0.829428                   0                 0
3361 HRONEC #32-7                                             0              0.829428                   0                 0
3362 HULESMAN #1,2,3,4,5,6 & 7                                0               0.84766                   0                 0
3363 JOHNSON 1ME                                          0.125              0.736328                   0                 0
3364 JOHNSON 2ME                                          0.125              0.736328                   0                 0
3365 KIRKBRIDE #1 NA                                          0                0.4375                   0                 0
3365 KIRKBRIDE #1 NA                                          0                0.4375                   0                 0
3366 KLIES #2,3,4,5,6 & 7                                     0               0.83125                   0                 0
3367 KUNTZ BD OF ED 1MB                                   0.125              0.689125                   0                 0
3368 LARGE 1                                                  0                 0.875                   0                 0
3369 LARRICK 1MD                                          0.125                  0.75                   0                 0
3370 LARRICK 2MD                                          0.125                  0.75                   0                 0
3371 LEEDOM #1                                                0                0.8125                   0                 0
3372 LYON 1MB                                             0.125              0.695312                   0                 0
3373 LYON 6MC                                             0.125              0.695312                   0                 0
3374 MATHERS 1ME                                          0.125                   0.7                   0                 0
3375 MILLER #1,2,3 & 4, JOSEPH                                0               0.84766                   0                 0
3376 MILLER 2                                              0.05              0.558333                   0                 0
3377 MILLER-KERNS 1MD                                     0.125                0.6875                   0                 0
3378 MINYO #1                                                 0              0.389375                   0                 0
3379 MITCHELL 1M                                          0.125              0.695312                   0                 0
3380 MOORE D 1,2,3 & 4                                 0.024606               0.84766                   0                 0
3381 MORRIS 1                                          0.054688              0.820312                   0                 0
3382 MORRIS 1A                                            0.075                   0.8                   0                 0

                                                                           7

[RESTUBBED TABLE]

3211 SPRAGUE #3, R.                                          0.010328                  0                       0 RESOURCE ENERGY INC
3301 LARGE #1NA, A.                                            0.4375                  0                     0.5 ATLAS NOBLE CORP
3303 BC FARMS #3                                                0.875                  0                       1 ATLAS NOBLE CORP
3304 BC FARMS/OP #4                                             0.875                  0                       1 ATLAS NOBLE CORP
3305 BAKER #1,2,3 & 4                                           0.875                  0                       1 ATLAS NOBLE CORP
3306 BAKER #5,6,7 & 8                                           0.875                  0                       1 ATLAS NOBLE CORP
3307 BANC ONE #2,3,4,5 & 7                                     0.8125                  0                       1 ATLAS NOBLE CORP
3308 BC FARMS CP1                                             0.76725                  0                    0.93 ATLAS NOBLE CORP
3309 BC FARMS 1MH                                            0.820312                  0                       1 ATLAS NOBLE CORP
3310 BELL UNIT #1 (ROSE RUN)                                   0.1747                  0                     0.2 ATLAS NOBLE CORP
3311 BELL UNIT #1 (ORISKANY)                                   0.8735                  0                       1 ATLAS NOBLE CORP
3312 BELL 99-2                                               0.389375                  0                   0.445 ATLAS NOBLE CORP
3313 BENNETT 1MD                                                0.875                  0                       1 ATLAS NOBLE CORP
3314 BENNETT 2ME                                                0.875                  0                       1 ATLAS NOBLE CORP
3315 BOBER #1                                                   0.875                  0                       1 ATLAS NOBLE CORP
3316 BRADLEY/OP #2                                              0.875                  0                       1 ATLAS NOBLE CORP
3317 BROTHERS 1MD                                               0.875                  0                       1 ATLAS NOBLE CORP
3318 BUCKEY-DANFORD #1                                          0.875                  0                       1 ATLAS NOBLE CORP
3319 BURLINGAME 1E                                              0.125                  0                       0 ATLAS NOBLE CORP
3320 BURLINGAME 2E                                              0.125                  0                       0 ATLAS NOBLE CORP
3321 CHAMBERS 1MD                                              0.8125                  0                       1 ATLAS NOBLE CORP
3322 CONSOLIDATED #11                                           0.425                  0                   0.425 ATLAS NOBLE CORP
3323 CONSOLIDATED #13                                          0.6375                  0                  0.6375 ATLAS NOBLE CORP
3324 CONSOLIDATED #14                                           0.425                  0                   0.425 ATLAS NOBLE CORP
3325 CONSOLIDATED #3                                           0.6375                  0                  0.6375 ATLAS NOBLE CORP
3326 CONSOLIDATED #5                                           0.6375                  0                  0.6375 ATLAS NOBLE CORP
3327 CORDELL 99-1                                            0.389375                  0                   0.445 ATLAS NOBLE CORP
3328 COWDEN-MCCREARY 1C                                         0.875                  0                       1 ATLAS NOBLE CORP
3329 COYLE-HEDGE 1G                                          0.820312                  0                       1 ATLAS NOBLE CORP
3330 DANFORD-ZUDELL #1                                          0.875                  0                       1 ATLAS NOBLE CORP
3331 DAVIS #1                                                   0.875                  0                       1 ATLAS NOBLE CORP
3332 DAVIS 1MD                                                  0.875                  0                       1 ATLAS NOBLE CORP
3333 DICKSON 2M                                              0.820312                  0                       1 ATLAS NOBLE CORP
3334 DICKSON-JOHNSON 1C                                         0.875                  0                       1 ATLAS NOBLE CORP
3335 DRAKE #1                                                   0.875                  0                       1 ATLAS NOBLE CORP
3336 DANFORD #3, E.                                             0.875                  0                       1 ATLAS NOBLE CORP
3337 FOGLE 2ME                                                 0.8125                  0                       1 ATLAS NOBLE CORP
3338 FORRESTAL #1,2,3,4,5,6 & 7                               0.84766                  0                       1 ATLAS NOBLE CORP
3339 FRICK #1 & 2, J.                                           0.849                  0                       1 ATLAS NOBLE CORP
3340 FRICK #5, J.                                                0.85                  0                       1 ATLAS NOBLE CORP
3341 FRICK #6 & 7, J.                                            0.85                  0                       1 ATLAS NOBLE CORP
3342 SHAW #1, G.                                                0.875                  0                       1 ATLAS NOBLE CORP
3343 GALBRAITH 1MC                                           0.836408                  0                       1 ATLAS NOBLE CORP
3344 GALBRAITH/HOLLINGSWORTH 1MD                               0.8125                  0                       1 ATLAS NOBLE CORP
3345 GILL MAR1                                                 0.8577                  0                    0.98 ATLAS NOBLE CORP
3346 HAINES #3                                                0.84766                  0                       1 ATLAS NOBLE CORP
3347 HANNUM #1 NA                                              0.4375                  0                     0.5 ATLAS NOBLE CORP
3347 HANNUM #1 NA                                              0.4375                  0                     0.5 ATLAS NOBLE CORP
3348 HARRIS 1MD                                                 0.875                  0                       1 ATLAS NOBLE CORP
3349 HARRIS 2MD                                                 0.875                  0                       1 ATLAS NOBLE CORP
3350 HARROP #2                                                  0.815                  0                       1 ATLAS NOBLE CORP
3351 HAWK #1 & 3                                                0.875                  0                       1 ATLAS NOBLE CORP
3352 HEDDLESON #33-6                                          0.84375                  0                       1 ATLAS NOBLE CORP
3353 HERRON #1,2,3,4,5,6 & 7                                  0.84766                  0                       1 ATLAS NOBLE CORP
3354 HICKMAN 1,2,4,5,6,7, J.                                    0.875                  0                       1 ATLAS NOBLE CORP
3355 HILL 1G & 2G                                            0.820312                  0                       1 ATLAS NOBLE CORP
3356 HINSON 1MD                                              0.861328                  0                       1 ATLAS NOBLE CORP
3357 HOLLINGSWORTH 4MD                                         0.8125                  0                       1 ATLAS NOBLE CORP
3358 HORN #1,4 & 5, C.                                          0.875                  0                       1 ATLAS NOBLE CORP
3359 HORN #2                                                    0.875                  0                       1 ATLAS NOBLE CORP
3360 HRONEC #31-7                                            0.829428                  0                       1 ATLAS NOBLE CORP
3361 HRONEC #32-7                                            0.829428                  0                       1 ATLAS NOBLE CORP
3362 HULESMAN #1,2,3,4,5,6 & 7                                0.84766                  0                       1 ATLAS NOBLE CORP
3363 JOHNSON 1ME                                             0.861328                  0                       1 ATLAS NOBLE CORP
3364 JOHNSON 2ME                                             0.861328                  0                       1 ATLAS NOBLE CORP
3365 KIRKBRIDE #1 NA                                           0.4375                  0                     0.5 ATLAS NOBLE CORP
3365 KIRKBRIDE #1 NA                                           0.4375                  0                     0.5 ATLAS NOBLE CORP
3366 KLIES #2,3,4,5,6 & 7                                     0.83125                  0                       1 ATLAS NOBLE CORP
3367 KUNTZ BD OF ED 1MB                                      0.814125                  0               0.9690631 ATLAS NOBLE CORP
3368 LARGE 1                                                    0.875                  0                       1 ATLAS NOBLE CORP
3369 LARRICK 1MD                                                0.875                  0                       1 ATLAS NOBLE CORP
3370 LARRICK 2MD                                                0.875                  0                       1 ATLAS NOBLE CORP
3371 LEEDOM #1                                                 0.8125                  0                       1 ATLAS NOBLE CORP
3372 LYON 1MB                                                0.820312                  0                       1 ATLAS NOBLE CORP
3373 LYON 6MC                                                0.820312                  0                       1 ATLAS NOBLE CORP
3374 MATHERS 1ME                                                0.825                  0                       1 ATLAS NOBLE CORP
3375 MILLER #1,2,3 & 4, JOSEPH                                0.84766                  0                       1 ATLAS NOBLE CORP
3376 MILLER 2                                                0.608333                  0              0.69791625 ATLAS NOBLE CORP
3377 MILLER-KERNS 1MD                                          0.8125                  0                       1 ATLAS NOBLE CORP
3378 MINYO #1                                                0.389375                  0                   0.445 ATLAS NOBLE CORP
3379 MITCHELL 1M                                             0.820312                  0                       1 ATLAS NOBLE CORP
3380 MOORE D 1,2,3 & 4                                       0.872266                  0                       1 ATLAS NOBLE CORP
3381 MORRIS 1                                                   0.875                  0                       1 ATLAS NOBLE CORP
3382 MORRIS 1A                                                  0.875                  0                       1 ATLAS NOBLE CORP


[RESTUBBED TABLE]

3211 SPRAGUE #3, R.                                                              0                          0 NY           CHAUTA
3301 LARGE #1NA, A.                                                              0                          0 OH           NOBLE
3303 BC FARMS #3                                                                 0                          0 OH           NOBLE
3304 BC FARMS/OP #4                                                              0                          0 OH           NOBLE
3305 BAKER #1,2,3 & 4                                                            0                          0 OH           MORGAN
3306 BAKER #5,6,7 & 8                                                            0                          0 OH           MORGAN
3307 BANC ONE #2,3,4,5 & 7                                                       0                          0
3308 BC FARMS CP1                                                                0                          0 OH           NOBLE
3309 BC FARMS 1MH                                                                0                          0 OH           NOBLE
3310 BELL UNIT #1 (ROSE RUN)                                                     0                          0 OH           GUERNS
3311 BELL UNIT #1 (ORISKANY)                                                     0                          0
3312 BELL 99-2                                                                   0                          0 OH           GUERNS
3313 BENNETT 1MD                                                                 0                          0
3314 BENNETT 2ME                                                                 0                          0
3315 BOBER #1                                                                    0                          0 OH           NOBLE
3316 BRADLEY/OP #2                                                               0                          0 OH           NOBLE
3317 BROTHERS 1MD                                                                0                          0 OH           GUERNS
3318 BUCKEY-DANFORD #1                                                           0                          0 OH           NOBLE
3319 BURLINGAME 1E                                                               0                          0
3320 BURLINGAME 2E                                                               0                          0
3321 CHAMBERS 1MD                                                                0                          0 OH           GUERNS
3322 CONSOLIDATED #11                                                            0                          0
3323 CONSOLIDATED #13                                                            0                          0
3324 CONSOLIDATED #14                                                            0                          0
3325 CONSOLIDATED #3                                                             0                          0
3326 CONSOLIDATED #5                                                             0                          0
3327 CORDELL 99-1                                                                0                          0
3328 COWDEN-MCCREARY 1C                                                          0                          0
3329 COYLE-HEDGE 1G                                                              0                          0
3330 DANFORD-ZUDELL #1                                                           0                          0 OH           NOBLE
3331 DAVIS #1                                                                    0                          0 OH           NOBLE
3332 DAVIS 1MD                                                                   0                          0
3333 DICKSON 2M                                                                  0                          0 OH           MUSKIN
3334 DICKSON-JOHNSON 1C                                                          0                          0 OH           MUSKIN
3335 DRAKE #1                                                                    0                          0
3336 DANFORD #3, E.                                                              0                          0 OH           NOBLE
3337 FOGLE 2ME                                                                   0                          0
3338 FORRESTAL #1,2,3,4,5,6 & 7                                                  0                          0 OH           MORGAN
3339 FRICK #1 & 2, J.                                                            0                          0 OH           MUSKIN
3340 FRICK #5, J.                                                                0                          0 OH           MUSKIN
3341 FRICK #6 & 7, J.                                                            0                          0 OH           MUSKIN
3342 SHAW #1, G.                                                                 0                          0
3343 GALBRAITH 1MC                                                               0                          0 OH           GUERNS
3344 GALBRAITH/HOLLINGSWORTH 1MD                                                 0                          0
3345 GILL MAR1                                                                   0                          0 OH           MUSKIN
3346 HAINES #3                                                                   0                          0
3347 HANNUM #1 NA                                                                0                          0 OH           NOBLE
3347 HANNUM #1 NA                                                                0                          0
3348 HARRIS 1MD                                                                  0                          0 OH           GUERNS
3349 HARRIS 2MD                                                                  0                          0 OH           GUERNS
3350 HARROP #2                                                                   0                          0
3351 HAWK #1 & 3                                                                 0                          0
3352 HEDDLESON #33-6                                                             0                          0
3353 HERRON #1,2,3,4,5,6 & 7                                                     0                          0 OH           MUSKIN
3354 HICKMAN 1,2,4,5,6,7, J.                                                     0                          0 OH           MORGAN
3355 HILL 1G & 2G                                                                0                          0 OH           MUSKIN
3356 HINSON 1MD                                                                  0                          0
3357 HOLLINGSWORTH 4MD                                                           0                          0 OH           GUERNS
3358 HORN #1,4 & 5, C.                                                           0                          0 OH           HOCKIN
3359 HORN #2                                                                     0                          0 OH           HOCKIN
3360 HRONEC #31-7                                                                0                          0
3361 HRONEC #32-7                                                                0                          0 OH           NOBLE
3362 HULESMAN #1,2,3,4,5,6 & 7                                                   0                          0 OH           MUSKIN
3363 JOHNSON 1ME                                                                 0                          0
3364 JOHNSON 2ME                                                                 0                          0
3365 KIRKBRIDE #1 NA                                                             0                          0 OH           NOBLE
3365 KIRKBRIDE #1 NA                                                             0                          0
3366 KLIES #2,3,4,5,6 & 7                                                        0                          0 OH           MORGAN
3367 KUNTZ BD OF ED 1MB                                                          0                          0 OH           MUSKIN
3368 LARGE 1                                                                     0                          0 OH           NOBLE
3369 LARRICK 1MD                                                                 0                          0 OH           NOBLE
3370 LARRICK 2MD                                                                 0                          0 OH           NOBLE
3371 LEEDOM #1                                                                   0                          0 OH           MUSKIN
3372 LYON 1MB                                                                    0                          0 OH           MUSKIN
3373 LYON 6MC                                                                    0                          0 OH           MUSKIN
3374 MATHERS 1ME                                                                 0                          0 OH           GUERNS
3375 MILLER #1,2,3 & 4, JOSEPH                                                   0                          0 OH           MUSKIN
3376 MILLER 2                                                                    0                          0 OH           GUERNS
3377 MILLER-KERNS 1MD                                                            0                          0 OH           GUERNS
3378 MINYO #1                                                                    0                          0 OH           NOBLE
3379 MITCHELL 1M                                                                 0                          0 OH           MUSKIN
3380 MOORE D 1,2,3 & 4                                                           0                          0 OH           MORGAN
3381 MORRIS 1                                                                    0                          0 OH           GUERNS
3382 MORRIS 1A                                                                   0                          0 OH           GUERNS


3383 MURREY UNIT #1                                   0.025               0.4125                 0                  0
3384 NAGIT # 12                                           0               0.4125                 0                  0
3385 NAGIT # 13                                           0               0.4125                 0                  0
3386 NAGIT # 14                                           0               0.4125                 0                  0
3387 NAGIT # 15                                           0               0.4125                 0                  0
3388 NAGIT # 16                                           0               0.4125                 0                  0
3389 NAGIT # 162                                          0               0.4125                 0                  0
3389 NAGIT # 162                                          0               0.4125                 0                  0
3390 NAGIT # 163                                          0               0.4125                 0                  0
3391 NAGIT # 164                                          0               0.4125                 0                  0
3392 NAGIT # 165                                          0               0.4125                 0                  0
3393 NAGIT # 166                                          0               0.4125                 0                  0
3393 NAGIT # 166                                          0               0.4125                 0                  0
3394 NAGIT # 167                                          0               0.4125                 0                  0
3395 NAGIT # 168                                          0               0.4125                 0                  0
3396 NAGIT # 169                                          0               0.4125                 0                  0
3397 NAGIT # 17                                           0               0.4125                 0                  0
3398 NAGIT # 170                                          0               0.4125                 0                  0
3398 NAGIT # 170                                          0               0.4125                 0                  0
3399 NAGIT # 171                                          0               0.4125                 0                  0
3400 NAGIT # 18                                           0               0.4125                 0                  0
3401 NAGIT # 2                                            0               0.4125                 0                  0
3402 NAGIT # 20                                           0               0.4125                 0                  0
3403 NAGIT # 22                                           0               0.4125                 0                  0
3404 NAGIT # 23                                           0               0.4125                 0                  0
3405 NAGIT # 3                                            0               0.4125                 0                  0
3406 NAGIT # 31                                           0               0.4125                 0                  0
3407 NAGIT # 39                                           0               0.4125                 0                  0
3408 NAGIT # 4                                            0               0.4125                 0                  0
3409 NAGIT # 40                                           0               0.4125                 0                  0
3410 NAGIT # 41                                           0               0.4125                 0                  0
3411 NAGIT # 48                                           0               0.4125                 0                  0
3412 NAGIT # 49                                           0               0.4125                 0                  0
3413 NAGIT # 5                                            0               0.4125                 0                  0
3414 NAGIT # 50                                           0               0.4125                 0                  0
3415 NAGIT # 51                                           0               0.4125                 0                  0
3416 NAGIT # 52                                           0               0.4125                 0                  0
3417 NAGIT # 6                                            0               0.4125                 0                  0
3418 NAGIT # 7                                            0               0.4125                 0                  0
3419 NAGIT # 8                                            0               0.4125                 0                  0
3420 NAGIT MWCD 40NA                                      0              0.40625                 0                  0
3421 NICHOLSON 1                                   0.054688             0.820312                 0                  0
3422 NICHOLSON/MORRIS 1M                              0.125                 0.75                 0                  0
3423 OHIO POWER AEV 25(ENV)                           0.025                  0.8                 0                  0
3424 OHIO POWER AEV 26                                0.025                  0.8                 0                  0
3425 OHIO POWER AEV 31                                0.025                  0.2                 0                  0
3425 OHIO POWER AEV 31                                0.025                  0.2                 0                  0
3426 OHIO POWER AEV 57                                0.025                  0.2                 0                  0
3426 OHIO POWER AEV 57                                0.025                  0.2                 0                  0
3427 OHIO POWER CP 12                                 0.025                  0.8                 0                  0
3428 OHIO POWER CP15                                      0             0.713625                 0                  0
3429 OHIO POWER 003 BEP                               0.025                  0.8                 0                  0
3430 OHIO POWER 01E                                   0.125                    0                 0                  0
3431 OHIO POWER 02E                                   0.125                    0                 0                  0
3432 OHIO POWER 021 AEP                               0.025                  0.8                 0                  0
3433 OHIO POWER 023 AEP                               0.025                  0.8                 0                  0
3434 OHIO POWER 03A                                   0.125                  0.7                 0                  0
3435 OHIO POWER 03MB                                  0.125                 0.75                 0                  0
3436 OHIO POWER 04E                                   0.125                    0                 0                  0
3437 OHIO POWER 041 AEP                               0.025                  0.8                 0                  0
3438 OHIO POWER 05E                                   0.125                    0                 0                  0
3439 OHIO POWER 05MB                                  0.125                 0.75                 0                  0
3440 OHIO POWER 06MB                                  0.125                 0.75                 0                  0
3441 OHIO POWER 07A                                   0.125                  0.7                 0                  0
3442 OHIO POWER 08A                                   0.125                  0.7                 0                  0
3443 OHIO POWER 08E                                   0.125                    0                 0                  0
3444 OHIO POWER 08MB                                  0.125                 0.75                 0                  0
3445 OHIO POWER 91 AEP                                0.025                  0.8                 0                  0
3446 OHIO POWER 1C                                    0.075                  0.8                 0                  0
3447 OHIO POWER 1K                                        0               0.6311                 0                  0
3448 OHIO POWER 10MC                                  0.125                 0.75                 0                  0
3449 OHIO POWER 11A                                   0.125                  0.7                 0                  0
3450 OHIO POWER 11K                                       0              0.47025                 0                  0
3451 OHIO POWER 11MC                                  0.125                 0.75                 0                  0
3452 OHIO POWER 12K                                       0               0.6311                 0                  0
3453 OHIO POWER 121AEP                                    0             0.713625                 0                  0
3454 OHIO POWER 130AEP                                    0             0.713625                 0                  0
3455 OHIO POWER 136AEP                                    0             0.713625                 0                  0
3456 OHIO POWER 14A                                   0.125                  0.7                 0                  0
3457 OHIO POWER 14MC                                  0.125                 0.75                 0                  0
3458 OHIO POWER 15MC                                  0.125                 0.75                 0                  0
3459 OHIO POWER 16K                                       0              0.45375                 0                  0
3460 OHIO POWER 16MC                                  0.125                 0.75                 0                  0
3462 OHIO POWER 17K                                       0              0.45375                 0                  0


                                                                          8

[RESTUBBED TABLE]

3383 MURREY UNIT #1                                      0.4375                          0                     0.5 ATLAS NOBLE CORP
3384 NAGIT # 12                                          0.4125                          0                     0.5 ATLAS NOBLE CORP
3385 NAGIT # 13                                          0.4125                          0                     0.5 ATLAS NOBLE CORP
3386 NAGIT # 14                                          0.4125                          0                     0.5 ATLAS NOBLE CORP
3387 NAGIT # 15                                          0.4125                          0                     0.5 ATLAS NOBLE CORP
3388 NAGIT # 16                                          0.4125                          0                     0.5 ATLAS NOBLE CORP
3389 NAGIT # 162                                         0.4125                          0                     0.5 ATLAS NOBLE CORP
3389 NAGIT # 162                                         0.4125                          0                     0.5 ATLAS NOBLE CORP
3390 NAGIT # 163                                         0.4125                          0                     0.5 ATLAS NOBLE CORP
3391 NAGIT # 164                                         0.4125                          0                     0.5 ATLAS NOBLE CORP
3392 NAGIT # 165                                         0.4125                          0                     0.5 ATLAS NOBLE CORP
3393 NAGIT # 166                                         0.4125                          0                     0.5 ATLAS NOBLE CORP
3393 NAGIT # 166                                         0.4125                          0                     0.5 ATLAS NOBLE CORP
3394 NAGIT # 167                                         0.4125                          0                     0.5 ATLAS NOBLE CORP
3395 NAGIT # 168                                         0.4125                          0                     0.5 ATLAS NOBLE CORP
3396 NAGIT # 169                                         0.4125                          0                     0.5 ATLAS NOBLE CORP
3397 NAGIT # 17                                          0.4125                          0                     0.5 ATLAS NOBLE CORP
3398 NAGIT # 170                                         0.4125                          0                     0.5 ATLAS NOBLE CORP
3398 NAGIT # 170                                         0.4125                          0                     0.5 ATLAS NOBLE CORP
3399 NAGIT # 171                                         0.4125                          0                     0.5 ATLAS NOBLE CORP
3400 NAGIT # 18                                          0.4125                          0                     0.5 ATLAS NOBLE CORP
3401 NAGIT # 2                                           0.4125                          0                     0.5 ATLAS NOBLE CORP
3402 NAGIT # 20                                          0.4125                          0                     0.5 ATLAS NOBLE CORP
3403 NAGIT # 22                                          0.4125                          0                     0.5 ATLAS NOBLE CORP
3404 NAGIT # 23                                          0.4125                          0                     0.5 ATLAS NOBLE CORP
3405 NAGIT # 3                                           0.4125                          0                     0.5 ATLAS NOBLE CORP
3406 NAGIT # 31                                          0.4125                          0                     0.5 ATLAS NOBLE CORP
3407 NAGIT # 39                                          0.4125                          0                     0.5 ATLAS NOBLE CORP
3408 NAGIT # 4                                           0.4125                          0                     0.5 ATLAS NOBLE CORP
3409 NAGIT # 40                                          0.4125                          0                     0.5 ATLAS NOBLE CORP
3410 NAGIT # 41                                          0.4125                          0                     0.5 ATLAS NOBLE CORP
3411 NAGIT # 48                                          0.4125                          0                     0.5 ATLAS NOBLE CORP
3412 NAGIT # 49                                          0.4125                          0                     0.5 ATLAS NOBLE CORP
3413 NAGIT # 5                                           0.4125                          0                     0.5 ATLAS NOBLE CORP
3414 NAGIT # 50                                          0.4125                          0                     0.5 ATLAS NOBLE CORP
3415 NAGIT # 51                                          0.4125                          0                     0.5 ATLAS NOBLE CORP
3416 NAGIT # 52                                          0.4125                          0                     0.5 ATLAS NOBLE CORP
3417 NAGIT # 6                                           0.4125                          0                     0.5 ATLAS NOBLE CORP
3418 NAGIT # 7                                           0.4125                          0                     0.5 ATLAS NOBLE CORP
3419 NAGIT # 8                                           0.4125                          0                     0.5 ATLAS NOBLE CORP
3420 NAGIT MWCD 40NA                                    0.40625                          0                     0.5 ATLAS NOBLE CORP
3421 NICHOLSON 1                                          0.875                          0                       1 ATLAS NOBLE CORP
3422 NICHOLSON/MORRIS 1M                                  0.875                          0                       1 ATLAS NOBLE CORP
3423 OHIO POWER AEV 25(ENV)                               0.825                          0                       1 ATLAS NOBLE CORP
3424 OHIO POWER AEV 26                                    0.825                          0                       1 ATLAS NOBLE CORP
3425 OHIO POWER AEV 31                                    0.225                          0                    0.25 ATLAS NOBLE CORP
3425 OHIO POWER AEV 31                                    0.225                          0                    0.25 ATLAS NOBLE CORP
3426 OHIO POWER AEV 57                                    0.225                          0                    0.25 ATLAS NOBLE CORP
3426 OHIO POWER AEV 57                                    0.225                          0                    0.25 ATLAS NOBLE CORP
3427 OHIO POWER CP 12                                     0.825                          0                       1 ATLAS NOBLE CORP
3428 OHIO POWER CP15                                   0.713625                          0                   0.865 ATLAS NOBLE CORP
3429 OHIO POWER 003 BEP                                   0.825                          0                       1 ATLAS NOBLE CORP
3430 OHIO POWER 01E                                       0.125                          0                       0 ATLAS NOBLE CORP
3431 OHIO POWER 02E                                       0.125                          0                       0 ATLAS NOBLE CORP
3432 OHIO POWER 021 AEP                                   0.825                          0                       1 ATLAS NOBLE CORP
3433 OHIO POWER 023 AEP                                   0.825                          0                       1 ATLAS NOBLE CORP
3434 OHIO POWER 03A                                       0.825                          0                       1 ATLAS NOBLE CORP
3435 OHIO POWER 03MB                                      0.875                          0                       1 ATLAS NOBLE CORP
3436 OHIO POWER 04E                                       0.125                          0                       0 ATLAS NOBLE CORP
3437 OHIO POWER 041 AEP                                   0.825                          0                       1 ATLAS NOBLE CORP
3438 OHIO POWER 05E                                       0.125                          0                       0 ATLAS NOBLE CORP
3439 OHIO POWER 05MB                                      0.875                          0                       1 ATLAS NOBLE CORP
3440 OHIO POWER 06MB                                      0.875                          0                       1 ATLAS NOBLE CORP
3441 OHIO POWER 07A                                       0.825                          0                       1 ATLAS NOBLE CORP
3442 OHIO POWER 08A                                       0.825                          0                       1 ATLAS NOBLE CORP
3443 OHIO POWER 08E                                       0.125                          0                       0 ATLAS NOBLE CORP
3444 OHIO POWER 08MB                                      0.875                          0                       1 ATLAS NOBLE CORP
3445 OHIO POWER 91 AEP                                    0.825                          0                       1 ATLAS NOBLE CORP
3446 OHIO POWER 1C                                        0.875                          0                       0 ATLAS NOBLE CORP
3447 OHIO POWER 1K                                       0.6311                          0                   0.765 ATLAS NOBLE CORP
3448 OHIO POWER 10MC                                      0.875                          0                       1 ATLAS NOBLE CORP
3449 OHIO POWER 11A                                       0.825                          0                       1 ATLAS NOBLE CORP
3450 OHIO POWER 11K                                     0.47025                          0                    0.57 ATLAS NOBLE CORP
3451 OHIO POWER 11MC                                      0.875                          0                       1 ATLAS NOBLE CORP
3452 OHIO POWER 12K                                      0.6311                          0               0.7649697 ATLAS NOBLE CORP
3453 OHIO POWER 121AEP                                 0.713625                          0                   0.865 ATLAS NOBLE CORP
3454 OHIO POWER 130AEP                                 0.713625                          0                   0.865 ATLAS NOBLE CORP
3455 OHIO POWER 136AEP                                 0.713625                          0                   0.865 ATLAS NOBLE CORP
3456 OHIO POWER 14A                                       0.825                          0                       1 ATLAS NOBLE CORP
3457 OHIO POWER 14MC                                      0.875                          0                       1 ATLAS NOBLE CORP
3458 OHIO POWER 15MC                                      0.875                          0                       1 ATLAS NOBLE CORP
3459 OHIO POWER 16K                                     0.45375                          0                    0.55 ATLAS NOBLE CORP
3460 OHIO POWER 16MC                                      0.875                          0                       1 ATLAS NOBLE CORP
3462 OHIO POWER 17K                                     0.45375                          0                    0.55 ATLAS NOBLE CORP


[RESTUBBED TABLE]

3383 MURREY UNIT #1                                                              0                          0 OH           MUSKIN
3384 NAGIT # 12                                                                  0                          0 OH           MUSKIN
3385 NAGIT # 13                                                                  0                          0 OH           MUSKIN
3386 NAGIT # 14                                                                  0                          0 OH           MUSKIN
3387 NAGIT # 15                                                                  0                          0 OH           MUSKIN
3388 NAGIT # 16                                                                  0                          0 OH           NOBLE
3389 NAGIT # 162                                                                 0                          0 OH           NOBLE
3389 NAGIT # 162                                                                 0                          0
3390 NAGIT # 163                                                                 0                          0 OH           NOBLE
3391 NAGIT # 164                                                                 0                          0
3392 NAGIT # 165                                                                 0                          0
3393 NAGIT # 166                                                                 0                          0
3393 NAGIT # 166                                                                 0                          0 OH           NOBLE
3394 NAGIT # 167                                                                 0                          0 OH           NOBLE
3395 NAGIT # 168                                                                 0                          0 OH           NOBLE
3396 NAGIT # 169                                                                 0                          0 OH           MUSKIN
3397 NAGIT # 17                                                                  0                          0 OH           MUSKIN
3398 NAGIT # 170                                                                 0                          0 OH           NOBLE
3398 NAGIT # 170                                                                 0                          0
3399 NAGIT # 171                                                                 0                          0 OH           NOBLE
3400 NAGIT # 18                                                                  0                          0
3401 NAGIT # 2                                                                   0                          0 OH           NOBLE
3402 NAGIT # 20                                                                  0                          0 OH           MUSKIN
3403 NAGIT # 22                                                                  0                          0 OH           NOBLE
3404 NAGIT # 23                                                                  0                          0
3405 NAGIT # 3                                                                   0                          0 OH           NOBLE
3406 NAGIT # 31                                                                  0                          0 OH           NOBLE
3407 NAGIT # 39                                                                  0                          0 OH           MUSKIN
3408 NAGIT # 4                                                                   0                          0 OH           NOBLE
3409 NAGIT # 40                                                                  0                          0 OH           MUSKIN
3410 NAGIT # 41                                                                  0                          0 OH           NOBLE
3411 NAGIT # 48                                                                  0                          0 OH           NOBLE
3412 NAGIT # 49                                                                  0                          0 OH           NOBLE
3413 NAGIT # 5                                                                   0                          0
3414 NAGIT # 50                                                                  0                          0 OH           NOBLE
3415 NAGIT # 51                                                                  0                          0 OH           NOBLE
3416 NAGIT # 52                                                                  0                          0 OH           NOBLE
3417 NAGIT # 6                                                                   0                          0 OH           NOBLE
3418 NAGIT # 7                                                                   0                          0 OH           NOBLE
3419 NAGIT # 8                                                                   0                          0
3420 NAGIT MWCD 40NA                                                             0                          0 OH           COSHOC
3421 NICHOLSON 1                                                                 0                          0 OH           GUERNS
3422 NICHOLSON/MORRIS 1M                                                         0                          0 OH           GUERNS
3423 OHIO POWER AEV 25(ENV)                                                      0                          0 OH           MUSKIN
3424 OHIO POWER AEV 26                                                           0                          0 OH           MUSKIN
3425 OHIO POWER AEV 31                                                           0                          0 OH           MUSKIN
3425 OHIO POWER AEV 31                                                           0                          0
3426 OHIO POWER AEV 57                                                           0                          0 OH           MUSKIN
3426 OHIO POWER AEV 57                                                           0                          0
3427 OHIO POWER CP 12                                                            0                          0
3428 OHIO POWER CP15                                                             0                          0 OH           NOBLE
3429 OHIO POWER 003 BEP                                                          0                          0 OH           MUSKIN
3430 OHIO POWER 01E                                                              0                          0 OH           MUSKIN
3431 OHIO POWER 02E                                                              0                          0 OH           MUSKIN
3432 OHIO POWER 021 AEP                                                          0                          0 OH           NOBLE
3433 OHIO POWER 023 AEP                                                          0                          0 OH           NOBLE
3434 OHIO POWER 03A                                                              0                          0 OH           MUSKIN
3435 OHIO POWER 03MB                                                             0                          0 OH           NOBLE
3436 OHIO POWER 04E                                                              0                          0
3437 OHIO POWER 041 AEP                                                          0                          0 OH           MUSKIN
3438 OHIO POWER 05E                                                              0                          0
3439 OHIO POWER 05MB                                                             0                          0 OH           NOBLE
3440 OHIO POWER 06MB                                                             0                          0 OH           NOBLE
3441 OHIO POWER 07A                                                              0                          0 OH           MUSKIN
3442 OHIO POWER 08A                                                              0                          0 OH           MUSKIN
3443 OHIO POWER 08E                                                              0                          0 OH           NOBLE
3444 OHIO POWER 08MB                                                             0                          0 OH           NOBLE
3445 OHIO POWER 91 AEP                                                           0                          0 OH           MORGAN
3446 OHIO POWER 1C                                                               0                          0 OH           GUERNS
3447 OHIO POWER 1K                                                               0                          0 OH           NOBLE
3448 OHIO POWER 10MC                                                             0                          0 OH           MUSKIN
3449 OHIO POWER 11A                                                              0                          0 OH           MUSKIN
3450 OHIO POWER 11K                                                              0                          0 OH           MUSKIN
3451 OHIO POWER 11MC                                                             0                          0 OH           MUSKIN
3452 OHIO POWER 12K                                                              0                          0 OH           MUSKIN
3453 OHIO POWER 121AEP                                                           0                          0 OH           NOBLE
3454 OHIO POWER 130AEP                                                           0                          0 OH           NOBLE
3455 OHIO POWER 136AEP                                                           0                          0
3456 OHIO POWER 14A                                                              0                          0 OH           MUSKIN
3457 OHIO POWER 14MC                                                             0                          0 OH           MUSKIN
3458 OHIO POWER 15MC                                                             0                          0
3459 OHIO POWER 16K                                                              0                          0 OH           NOBLE
3460 OHIO POWER 16MC                                                             0                          0 OH           NOBLE
3462 OHIO POWER 17K                                                              0                          0 OH           NOBLE


3463 OHIO POWER 18K                                       0                   0.45375                  0                  0
3464 OHIO POWER 18MC                                  0.125                      0.75                  0                  0
3465 OHIO POWER 19K                                       0                  0.449625                  0                  0
3466 OHIO POWER 2K                                        0                    0.6311                  0                  0
3467 OHIO POWER 20C                                0.049023                       0.8                  0                  0
3468 OHIO POWER 20K                                       0                    0.4125                  0                  0
3469 OHIO POWER 20MD (TOM)                            0.125                      0.75                  0                  0
3470 OHIO POWER 21K                                       0                  0.449625                  0                  0
3471 OHIO POWER 22K                                       0                    0.4125                  0                  0
3472 OHIO POWER 23K                                       0                    0.4125                  0                  0
3473 OHIO POWER 24K                                       0                   0.45375                  0                  0
3474 OHIO POWER 25K                                       0                    0.4125                  0                  0
3475 OHIO POWER 26A                                   0.125                       0.7                  0                  0
3476 OHIO POWER 26MD                                  0.125                  0.720168                  0                  0
3477 OHIO POWER 27AEP                                     0                  0.713625                  0                  0
3478 OHIO POWER 27MD                                  0.125                      0.75                  0                  0
3479 OHIO POWER 28A                                   0.125                       0.7                  0                  0
3480 OHIO POWER 28K                                       0                  0.490875                  0                  0
3481 OHIO POWER 30MD                                  0.125                      0.75                  0                  0
3482 OHIO POWER 33MD                                  0.125                      0.75                  0                  0
3483 OHIO POWER 34ME                                  0.125                      0.75                  0                  0
3484 OHIO POWER 35K                                       0                    0.4125                  0                  0
3485 OHIO POWER 36K                                       0                    0.4125                  0                  0
3486 OHIO POWER 36ME                                  0.125                      0.75                  0                  0
3487 OHIO POWER 37ME                                  0.125                      0.75                  0                  0
3488 OHIO POWER 38K                                       0                    0.4125                  0                  0
3489 OHIO POWER 4K                                        0                   0.45375                  0                  0
3490 OHIO POWER 40C                                   0.075                       0.8                  0                  0
3491 OHIO POWER 40K                                       0                   0.47025                  0                  0
3492 OHIO POWER 41K                                       0                   0.45375                  0                  0
3493 OHIO POWER 42C                                   0.075                       0.8                  0                  0
3494 OHIO POWER 42K                                       0                   0.47025                  0                  0
3495 OHIO POWER 43K                                       0                  0.490875                  0                  0
3496 OHIO POWER 44K                                       0                    0.4125                  0                  0
3497 OHIO POWER 45K                                       0                   0.45375                  0                  0
3498 OHIO POWER 45ME                                  0.125                      0.75                  0                  0
3499 OHIO POWER 46K                                       0                   0.47025                  0                  0
3500 OHIO POWER 47K                                       0                  0.490875                  0                  0
3501 OHIO POWER 48K (SOTHEN)                              0                   0.49875                  0                  0
3502 OHIO POWER 49K (SOTHEN)                              0                    0.4375                  0                  0
3503 OHIO POWER 5K                                        0                    0.6311                  0                  0
3504 OHIO POWER 51K                                       0                   0.47025                  0                  0
3505 OHIO POWER 52K                                       0                   0.47025                  0                  0
3506 OHIO POWER 55K                                       0                   0.47025                  0                  0
3507 OHIO POWER 58K                                       0                   0.43725                  0                  0
3508 OHIO POWER 59K                                       0                   0.47025                  0                  0
3509 OHIO POWER 6K                                        0                    0.6311                  0                  0
3510 OHIO POWER 60K                                       0                   0.47025                  0                  0
3511 OHIO POWER 60MAR                                  0.01                    0.7987                  0                  0
3512 OHIO POWER 61K                                       0                    0.4125                  0                  0
3513 OHIO POWER 62K                                       0                    0.4125                  0                  0
3514 OHIO POWER 63K                                       0                   0.43725                  0                  0
3515 OHIO POWER 64K                                       0                    0.4125                  0                  0
3516 OHIO POWER 65K                                       0                    0.4125                  0                  0
3517 OHIO POWER 66MAR                                  0.01                    0.7987                  0                  0
3518 OHIO POWER 67MAR                                  0.01                    0.7987                  0                  0
3519 OHIO POWER 69K                                       0                    0.4125                  0                  0
3520 OHIO POWER 70K                                       0                    0.4125                  0                  0
3521 OHIO POWER 71K                                       0                    0.4125                  0                  0
3522 OHIO POWER 73K                                       0                   0.43725                  0                  0
3523 OHIO POWER 73MAR                                  0.01                    0.7987                  0                  0
3524 OHIO POWER 74K                                       0                    0.4125                  0                  0
3525 OHIO POWER 76K                                       0                    0.4125                  0                  0
3526 OHIO POWER 78K                                       0                   0.43725                  0                  0
3527 OHIO POWER 94AEP                                     0                  0.713625                  0                  0
3528 OHIO POWER 9810                                      0                  0.367125                  0                  0
3529 OHIO POWER 9812                                      0                  0.367125                  0                  0
3530 PILCK-SHRIVER 1ME                                0.125                      0.75                  0                  0
3531 RAY #1,2,3 & 4                                       0                   0.84375                  0                  0
3532 REX H 1,2,3,4,6 & 7                                  0                     0.875                  0                  0
3533 REX J 1 & 2                                   0.024606                   0.84766                  0                  0
3534 REX J 3,4,5,6,7 & 8                                  0                     0.875                  0                  0
3535 RICHARDSON D 1,2,3,4,5 & 6                           0                     0.875                  0                  0
3536 RICHARDSON E 1,2,3,4.5.6,7 & 8                       0                     0.875                  0                  0
3537 ROBERTS #1                                           0                     0.875                  0                  0
3538 ROBERTS D 1,2,3,4,5 & 6                              0                     0.875                  0                  0
3539 ROBERTS 1MB                                      0.125                  0.695312                  0                  0
3540 ROBINS 1C                                     0.117656                      0.73                  0                  0
3541 ROBINSON 1 & 2                                       0                     0.875                  0                  0
3542 RUSH 1,2,3 & 4                                       0                     0.875                  0                  0
3543 SHEPARD 1 & 2                                        0                   0.84766                  0                  0
3544 SHERBY 1ME                                       0.125                      0.75                  0                  0
3545 SHOOK 2MB                                        0.125                  0.695312                  0                  0
3546 SHRIVER 2MD                                      0.125                      0.75                  0                  0

                                                                          9

[RESTUBBED TABLE]

3463 OHIO POWER 18K                                       0.45375                       0                     0.55 ATLAS NOBLE CORP
3464 OHIO POWER 18MC                                        0.875                       0                        1 ATLAS NOBLE CORP
3465 OHIO POWER 19K                                      0.449625                       0                    0.545 ATLAS NOBLE CORP
3466 OHIO POWER 2K                                         0.6311                       0                0.7649697 ATLAS NOBLE CORP
3467 OHIO POWER 20C                                      0.849023                       0                        1 ATLAS NOBLE CORP
3468 OHIO POWER 20K                                        0.4125                       0                      0.5 ATLAS NOBLE CORP
3469 OHIO POWER 20MD (TOM)                                  0.875                       0                        1 ATLAS NOBLE CORP
3470 OHIO POWER 21K                                      0.449625                       0                    0.545 ATLAS NOBLE CORP
3471 OHIO POWER 22K                                        0.4125                       0                      0.5 ATLAS NOBLE CORP
3472 OHIO POWER 23K                                        0.4125                       0                      0.5 ATLAS NOBLE CORP
3473 OHIO POWER 24K                                       0.45375                       0                     0.55 ATLAS NOBLE CORP
3474 OHIO POWER 25K                                        0.4125                       0                      0.5 ATLAS NOBLE CORP
3475 OHIO POWER 26A                                         0.825                       0                        1 ATLAS NOBLE CORP
3476 OHIO POWER 26MD                                     0.845168                       0                        1 ATLAS NOBLE CORP
3477 OHIO POWER 27AEP                                    0.713625                       0                    0.865 ATLAS NOBLE CORP
3478 OHIO POWER 27MD                                        0.875                       0                        1 ATLAS NOBLE CORP
3479 OHIO POWER 28A                                         0.825                       0                        1 ATLAS NOBLE CORP
3480 OHIO POWER 28K                                      0.490875                       0                    0.595 ATLAS NOBLE CORP
3481 OHIO POWER 30MD                                        0.875                       0                        1 ATLAS NOBLE CORP
3482 OHIO POWER 33MD                                        0.875                       0                        1 ATLAS NOBLE CORP
3483 OHIO POWER 34ME                                        0.875                       0                        1 ATLAS NOBLE CORP
3484 OHIO POWER 35K                                        0.4125                       0                      0.5 ATLAS NOBLE CORP
3485 OHIO POWER 36K                                        0.4125                       0                      0.5 ATLAS NOBLE CORP
3486 OHIO POWER 36ME                                        0.875                       0                        1 ATLAS NOBLE CORP
3487 OHIO POWER 37ME                                        0.875                       0                        1 ATLAS NOBLE CORP
3488 OHIO POWER 38K                                        0.4125                       0                      0.5 ATLAS NOBLE CORP
3489 OHIO POWER 4K                                        0.45375                       0                     0.55 ATLAS NOBLE CORP
3490 OHIO POWER 40C                                         0.875                       0                        1 ATLAS NOBLE CORP
3491 OHIO POWER 40K                                       0.47025                       0                     0.57 ATLAS NOBLE CORP
3492 OHIO POWER 41K                                       0.45375                       0                     0.55 ATLAS NOBLE CORP
3493 OHIO POWER 42C                                         0.875                       0                        1 ATLAS NOBLE CORP
3494 OHIO POWER 42K                                       0.47025                       0                     0.57 ATLAS NOBLE CORP
3495 OHIO POWER 43K                                      0.490875                       0                    0.595 ATLAS NOBLE CORP
3496 OHIO POWER 44K                                        0.4125                       0                      0.5 ATLAS NOBLE CORP
3497 OHIO POWER 45K                                       0.45375                       0                     0.55 ATLAS NOBLE CORP
3498 OHIO POWER 45ME                                        0.875                       0                        1 ATLAS NOBLE CORP
3499 OHIO POWER 46K                                       0.47025                       0                     0.57 ATLAS NOBLE CORP
3500 OHIO POWER 47K                                      0.490875                       0                    0.595 ATLAS NOBLE CORP
3501 OHIO POWER 48K (SOTHEN)                              0.49875                       0                     0.57 ATLAS NOBLE CORP
3502 OHIO POWER 49K (SOTHEN)                               0.4375                       0                      0.5 ATLAS NOBLE CORP
3503 OHIO POWER 5K                                         0.6311                       0                0.7649697 ATLAS NOBLE CORP
3504 OHIO POWER 51K                                       0.47025                       0                     0.57 ATLAS NOBLE CORP
3505 OHIO POWER 52K                                       0.47025                       0                     0.57 ATLAS NOBLE CORP
3506 OHIO POWER 55K                                       0.47025                       0                     0.57 ATLAS NOBLE CORP
3507 OHIO POWER 58K                                       0.43725                       0                     0.53 ATLAS NOBLE CORP
3508 OHIO POWER 59K                                       0.47025                       0                     0.57 ATLAS NOBLE CORP
3509 OHIO POWER 6K                                         0.6311                       0                0.7649697 ATLAS NOBLE CORP
3510 OHIO POWER 60K                                       0.47025                       0                     0.57 ATLAS NOBLE CORP
3511 OHIO POWER 60MAR                                      0.8087                       0                     0.98 ATLAS NOBLE CORP
3512 OHIO POWER 61K                                        0.4125                       0                      0.5 ATLAS NOBLE CORP
3513 OHIO POWER 62K                                        0.4125                       0                      0.5 ATLAS NOBLE CORP
3514 OHIO POWER 63K                                       0.43725                       0                     0.53 ATLAS NOBLE CORP
3515 OHIO POWER 64K                                        0.4125                       0                      0.5 ATLAS NOBLE CORP
3516 OHIO POWER 65K                                        0.4125                       0                      0.5 ATLAS NOBLE CORP
3517 OHIO POWER 66MAR                                      0.8087                       0                     0.98 ATLAS NOBLE CORP
3518 OHIO POWER 67MAR                                      0.8087                       0                     0.98 ATLAS NOBLE CORP
3519 OHIO POWER 69K                                        0.4125                       0                      0.5 ATLAS NOBLE CORP
3520 OHIO POWER 70K                                        0.4125                       0                      0.5 ATLAS NOBLE CORP
3521 OHIO POWER 71K                                        0.4125                       0                      0.5 ATLAS NOBLE CORP
3522 OHIO POWER 73K                                       0.43725                       0                     0.53 ATLAS NOBLE CORP
3523 OHIO POWER 73MAR                                      0.8087                       0                     0.98 ATLAS NOBLE CORP
3524 OHIO POWER 74K                                        0.4125                       0                      0.5 ATLAS NOBLE CORP
3525 OHIO POWER 76K                                        0.4125                       0                      0.5 ATLAS NOBLE CORP
3526 OHIO POWER 78K                                       0.43725                       0                     0.53 ATLAS NOBLE CORP
3527 OHIO POWER 94AEP                                    0.713625                       0                    0.865 ATLAS NOBLE CORP
3528 OHIO POWER 9810                                     0.367125                       0                    0.445 ATLAS NOBLE CORP
3529 OHIO POWER 9812                                     0.367125                       0                    0.445 ATLAS NOBLE CORP
3530 PILCK-SHRIVER 1ME                                      0.875                       0                        1 ATLAS NOBLE CORP
3531 RAY #1,2,3 & 4                                       0.84375                       0                        1 ATLAS NOBLE CORP
3532 REX H 1,2,3,4,6 & 7                                    0.875                       0                        1 ATLAS NOBLE CORP
3533 REX J 1 & 2                                         0.872266                       0                        1 ATLAS NOBLE CORP
3534 REX J 3,4,5,6,7 & 8                                    0.875                       0                        1 ATLAS NOBLE CORP
3535 RICHARDSON D 1,2,3,4,5 & 6                             0.875                       0                        1 ATLAS NOBLE CORP
3536 RICHARDSON E 1,2,3,4.5.6,7 & 8                         0.875                       0                        1 ATLAS NOBLE CORP
3537 ROBERTS #1                                             0.875                       0                        1 ATLAS NOBLE CORP
3538 ROBERTS D 1,2,3,4,5 & 6                                0.875                       0                        1 ATLAS NOBLE CORP
3539 ROBERTS 1MB                                         0.820312                       0                        1 ATLAS NOBLE CORP
3540 ROBINS 1C                                           0.847656                       0                        1 ATLAS NOBLE CORP
3541 ROBINSON 1 & 2                                         0.875                       0                        1 ATLAS NOBLE CORP
3542 RUSH 1,2,3 & 4                                         0.875                       0                        1 ATLAS NOBLE CORP
3543 SHEPARD 1 & 2                                        0.84766                       0                  0.84766 ATLAS NOBLE CORP
3544 SHERBY 1ME                                             0.875                       0                        1 ATLAS NOBLE CORP
3545 SHOOK 2MB                                           0.820312                       0                        1 ATLAS NOBLE CORP
3546 SHRIVER 2MD                                            0.875                       0                        1 ATLAS NOBLE CORP


[RESTUBBED TABLE]

3463 OHIO POWER 18K                                                               0                          0 OH           NOBLE
3464 OHIO POWER 18MC                                                              0                          0 OH           MUSKIN
3465 OHIO POWER 19K                                                               0                          0 OH           MUSKIN
3466 OHIO POWER 2K                                                                0                          0 OH           NOBLE
3467 OHIO POWER 20C                                                               0                          0 OH           GUERNS
3468 OHIO POWER 20K                                                               0                          0 OH           MUSKIN
3469 OHIO POWER 20MD (TOM)                                                        0                          0 OH           MUSKIN
3470 OHIO POWER 21K                                                               0                          0 OH           MUSKIN
3471 OHIO POWER 22K                                                               0                          0 OH           NOBLE
3472 OHIO POWER 23K                                                               0                          0 OH           NOBLE
3473 OHIO POWER 24K                                                               0                          0 OH           MUSKIN
3474 OHIO POWER 25K                                                               0                          0 OH           MUSKIN
3475 OHIO POWER 26A                                                               0                          0 OH           MUSKIN
3476 OHIO POWER 26MD                                                              0                          0 OH           MUSKIN
3477 OHIO POWER 27AEP                                                             0                          0 OH           NOBLE
3478 OHIO POWER 27MD                                                              0                          0
3479 OHIO POWER 28A                                                               0                          0 OH           MUSKIN
3480 OHIO POWER 28K                                                               0                          0 OH           MUSKIN
3481 OHIO POWER 30MD                                                              0                          0 OH           MUSKIN
3482 OHIO POWER 33MD                                                              0                          0 OH           MUSKIN
3483 OHIO POWER 34ME                                                              0                          0 OH           MUSKIN
3484 OHIO POWER 35K                                                               0                          0 OH           NOBLE
3485 OHIO POWER 36K                                                               0                          0 OH           NOBLE
3486 OHIO POWER 36ME                                                              0                          0 OH           MUSKIN
3487 OHIO POWER 37ME                                                              0                          0 OH           MUSKIN
3488 OHIO POWER 38K                                                               0                          0 OH           NOBLE
3489 OHIO POWER 4K                                                                0                          0 OH           NOBLE
3490 OHIO POWER 40C                                                               0                          0 OH           MUSKIN
3491 OHIO POWER 40K                                                               0                          0 OH           NOBLE
3492 OHIO POWER 41K                                                               0                          0 OH           NOBLE
3493 OHIO POWER 42C                                                               0                          0 OH           GUERNS
3494 OHIO POWER 42K                                                               0                          0 OH           NOBLE
3495 OHIO POWER 43K                                                               0                          0 OH           NOBLE
3496 OHIO POWER 44K                                                               0                          0 OH           MUSKIN
3497 OHIO POWER 45K                                                               0                          0 OH           MUSKIN
3498 OHIO POWER 45ME                                                              0                          0 OH           NOBLE
3499 OHIO POWER 46K                                                               0                          0 OH           MUSKIN
3500 OHIO POWER 47K                                                               0                          0 OH           MUSKIN
3501 OHIO POWER 48K (SOTHEN)                                                      0                          0 OH           NOBLE
3502 OHIO POWER 49K (SOTHEN)                                                      0                          0 OH           NOBLE
3503 OHIO POWER 5K                                                                0                          0 OH           NOBLE
3504 OHIO POWER 51K                                                               0                          0 OH           NOBLE
3505 OHIO POWER 52K                                                               0                          0 OH           MUSKIN
3506 OHIO POWER 55K                                                               0                          0 OH           NOBLE
3507 OHIO POWER 58K                                                               0                          0 OH           MUSKIN
3508 OHIO POWER 59K                                                               0                          0 OH           MUSKIN
3509 OHIO POWER 6K                                                                0                          0 OH           NOBLE
3510 OHIO POWER 60K                                                               0                          0 OH           NOBLE
3511 OHIO POWER 60MAR                                                             0                          0 OH           MUSKIN
3512 OHIO POWER 61K                                                               0                          0 OH           NOBLE
3513 OHIO POWER 62K                                                               0                          0 OH           NOBLE
3514 OHIO POWER 63K                                                               0                          0 OH           NOBLE
3515 OHIO POWER 64K                                                               0                          0 OH           NOBLE
3516 OHIO POWER 65K                                                               0                          0 OH           NOBLE
3517 OHIO POWER 66MAR                                                             0                          0
3518 OHIO POWER 67MAR                                                             0                          0 OH           NOBLE
3519 OHIO POWER 69K                                                               0                          0 OH           NOBLE
3520 OHIO POWER 70K                                                               0                          0 OH           NOBLE
3521 OHIO POWER 71K                                                               0                          0 OH           NOBLE
3522 OHIO POWER 73K                                                               0                          0 OH           MUSKIN
3523 OHIO POWER 73MAR                                                             0                          0 OH           NOBLE
3524 OHIO POWER 74K                                                               0                          0 OH           MUSKIN
3525 OHIO POWER 76K                                                               0                          0 OH           MUSKIN
3526 OHIO POWER 78K                                                               0                          0 OH           NOBLE
3527 OHIO POWER 94AEP                                                             0                          0 OH           NOBLE
3528 OHIO POWER 9810                                                              0                          0 OH           MUSKIN
3529 OHIO POWER 9812                                                              0                          0 OH           MUSKIN
3530 PILCK-SHRIVER 1ME                                                            0                          0 OH           GUERNS
3531 RAY #1,2,3 & 4                                                               0                          0
3532 REX H 1,2,3,4,6 & 7                                                          0                          0 OH           MORGAN
3533 REX J 1 & 2                                                                  0                          0 OH           MORGAN
3534 REX J 3,4,5,6,7 & 8                                                          0                          0 OH           MORGAN
3535 RICHARDSON D 1,2,3,4,5 & 6                                                   0                          0 OH           MORGAN
3536 RICHARDSON E 1,2,3,4.5.6,7 & 8                                               0                          0 OH           MORGAN
3537 ROBERTS #1                                                                   0                          0
3538 ROBERTS D 1,2,3,4,5 & 6                                                      0                          0 OH           MORGAN
3539 ROBERTS 1MB                                                                  0                          0 OH           MUSKIN
3540 ROBINS 1C                                                                    0                          0 OH           GUERNS
3541 ROBINSON 1 & 2                                                               0                          0 OH           MORGAN
3542 RUSH 1,2,3 & 4                                                               0                          0 OH           MORGAN
3543 SHEPARD 1 & 2                                                                0                          0
3544 SHERBY 1ME                                                                   0                          0 OH           GUERNS
3545 SHOOK 2MB                                                                    0                          0 OH           MUSKIN
3546 SHRIVER 2MD                                                                  0                          0 OH           GUERNS

3547 SHRIVER 3MD                                          0.125                  0.75                     0                  0
3548 SHROCK 1NA                                               0                0.4375                     0                  0
3549 SMITLEY #1                                               0              0.820313                     0                  0
3550 ST CLAIR-SPRATT 1                                 0.027528                   0.8                     0                  0
3551 STEWART 1,2 & 3                                          0                 0.875                     0                  0
3552 STIERS 2MH                                           0.125                  0.75                     0                  0
3553 TENNANT 1ME                                          0.125                0.6875                     0                  0
3554 IMLAY CO.                                                0                 0.875                     0                  0
3555 THOMSON 1,2,3 & 4                                        0               0.84766                     0                  0
3556 TOM CP1                                               0.01                0.8477                     0                  0
3557 DANFORD #1, W.                                           0                 0.875                     0                  0
3558 DANFORD #2NA, W.                                         0                0.4375                     0                  0
3559 WATSON 2ME                                           0.125                  0.72                     0                  0
3560 WATSON 3MB                                           0.125                  0.75                     0                  0
3562 WATSON 4ME                                           0.125                  0.72                     0                  0
3563 WEBER 1 & 3                                       0.024606               0.84766                     0                  0
3564 WEBER 2,4 & 5                                     0.024606               0.84766                     0                  0
3565 WHEELER #1                                               0                 0.875                     0                  0
3566 WHITE F 1,2 & 3                                          0               0.84766                     0                  0
3567 WHITE F 1C                                               0                 0.875                     0                  0
3568 WICKHAM 1E                                           0.125                     0                     0                  0
3569 WICKHAM/PAISLEY 1M                                   0.125              0.703228                     0                  0
3570 WILKINS B 1,4,7,8                                        0               0.84766                     0                  0
3571 WILLIAMS H 1,2,3 & 4                              0.024606               0.84766                     0                  0
3572 WILLIAMS 1MD                                         0.125                  0.75                     0                  0
3573 WILLIAMS W. 1,2,3,4,5,6 & 7                              0               0.77656                     0                  0
3574 WILSON 1,2,3,4,5,6,7, & 8, E.                            0                 0.875                     0                  0
3575 WILSON E 3,4,5,6,7 & 8                                   0                 0.875                     0                  0
3576 WINKLEMAN 2MC                                        0.125              0.736328                     0                  0
3577 WINKLEMAN 4MD                                        0.125              0.736328                     0                  0
3578 WINTERSET 1MD                                        0.125                0.6875                     0                  0
3579 WOC #14,15,16,19,20,21,23 & 24                           0               0.84766                     0                  0
3580 WOC 35,38,41,45,46,48 THRU 53                            0               0.84766                     0                  0
3581 WOC 6,7,12,32,33,34,36,37,44                             0               0.84766                     0                  0
3582 YODER 1MC                                            0.125                0.6875                     0                  0
3583 YODER 2MD                                            0.125                0.6875                     0                  0
3584 YODER 3MD                                            0.125                0.6875                     0                  0
3585 FRICK #3C, J.                                        0.009                  0.84                     0                  0
3587 CLAYTON ESSINGTON (RC POLING)                            0              0.041504                     0                  0
3588 TROY-TOM UNIT #1 (CGAS)                                  0               0.04375                     0                  0
3589 OP/TANSEL #1E (BELDEN)                               0.125                     0                     0                  0
3590 OP/MOORE # 2E (BELDEN)                               0.125                     0                     0                  0
3591 OP/ARNOLD # 8E                                       0.125                     0                     0                  0
4006 BUNTING UNIT #1 L                               0.00820312            0.81210888                     0                  0
4007 EASTMAN #2 R                                    0.00820312            0.81210888                     0                  0
4008 EASTMAN #3 R                                    0.00820312            0.81210888                     0                  0
4009 FLICK #1 A & M                                           0              0.716137                     0                  0
4010 GRIBSHAW UNIT #2 A                                0.027344              0.747919                     0                  0
4011 JOHNSON #1 J J                                    0.027344            0.71613727                     0                  0
4012 LAY #1 M Z                                        0.027344              0.747919                     0                  0
4013 LAY #10 B I                                     0.00847656             0.7991503                     0                  0
4014 LAY #11 M Z                                     0.02201748            0.85298252                     0                  0
4015 LAY #12 M Z                                      0.0100087             0.8549913                     0                  0
4016 LAY #2 B I                                               0              0.716137                     0                  0
4017 LAY #3 B I                                      0.00847656            0.80386044                     0                  0
4018 LAY #4A B I                                     0.01363678            0.83401947                     0                  0
4019 LAY #5 B I                                      0.01505063            0.83260562                     0                  0
4020 LAY #6 B I                                      0.01363679            0.82401946                     0                  0
4021 LAY #7 B I                                      0.01505063            0.83260562                     0                  0
4022 LAY #8 B I                                      0.01363678            0.83401947                     0                  0
4023 MCCHESNEY #4 W                                  0.00820312            0.81210888                     0                  0
4024 MORRISON UNIT #6 M                              0.00820312            0.81210888                     0                  0
4025 NICHOLS #1 F & E                                         0              0.769111                     0                  0
4026 NICHOLS #2 F & E                                0.01363678            0.82401947                     0                  0
4027 PETKO #1 A                                      0.00820312            0.81210888                     0                  0
4028 ROBERTSON UNIT #1 V                             0.00820312            0.81210888                     0                  0
4029 SMITH #1 O                                      0.01515438            0.83250187                     0                  0
4030 SMITH #2 O                                      0.00847656            0.83917944                     0                  0
4031 SMITH #3 0                                      0.01391022            0.86108978                     0                  0
4032 TUBBS UNIT #1 L                                 0.00841568            0.83315232                     0                  0
4033 WOJTOWICZ #4 M J                                0.00847656            0.80386044                     0                  0
4034 WOJTOWICZ #5 M J                                         0              0.747919                     0                  0
4035 WOJTOWICZ UNIT #1 M J                                    0              0.769111                     0                  0
4036 WOJTOWICZ UNIT #2 M J                                    0              0.716137                     0                  0
4037 WOJTOWICZ UNIT #3                               0.00847656             0.7991503                     0                  0
4038 YOUNG #3 E                                      0.01237747            0.82352853                     0                  0
5001 MJL INC. #1                                              0              0.820312                     0                  0
5005 MAROSELL #1                                              0              0.034453                     0                  0
5006 MEYERS #1                                                0                 0.035                     0                  0
5007 STULL #1                                                 0              0.624917                     0                  0
5008 DUDGEON #1, WILLIAM                                      0                 0.875                     0                  0
5011 ALBAUGH #2, RAYMOND                                      0                 0.875                     0                  0
5013 DUNLAP #4                                                0                 0.875                     0                  0
5014 BRAINERD #3                                              0                 0.875                     0                  0

                                                                          10

[RESTUBBED TABLE]

3547 SHRIVER 3MD                                               0.875                    0                    1 ATLAS NOBLE CORP
3548 SHROCK 1NA                                               0.4375                    0                  0.5 ATLAS NOBLE CORP
3549 SMITLEY #1                                             0.820313                    0                    1 ATLAS NOBLE CORP
3550 ST CLAIR-SPRATT 1                                      0.827528                    0                    1 ATLAS NOBLE CORP
3551 STEWART 1,2 & 3                                           0.875                    0                    1 ATLAS NOBLE CORP
3552 STIERS 2MH                                                0.875                    0                    1 ATLAS NOBLE CORP
3553 TENNANT 1ME                                              0.8125                    0                    1 ATLAS NOBLE CORP
3554 IMLAY CO.                                                 0.875                    0                0.875 ATLAS NOBLE CORP
3555 THOMSON 1,2,3 & 4                                       0.84766                    0                    1 ATLAS NOBLE CORP
3556 TOM CP1                                                  0.8577                    0                 0.98 ATLAS NOBLE CORP
3557 DANFORD #1, W.                                            0.875                    0                    1 ATLAS NOBLE CORP
3558 DANFORD #2NA, W.                                         0.4375                    0                  0.5 ATLAS NOBLE CORP
3559 WATSON 2ME                                                0.845                    0                    1 ATLAS NOBLE CORP
3560 WATSON 3MB                                                0.875                    0                    1 ATLAS NOBLE CORP
3562 WATSON 4ME                                                0.845                    0                    1 ATLAS NOBLE CORP
3563 WEBER 1 & 3                                            0.872266                    0                    1 ATLAS NOBLE CORP
3564 WEBER 2,4 & 5                                          0.872266                    0                    1 ATLAS NOBLE CORP
3565 WHEELER #1                                                0.875                    0                    1 ATLAS NOBLE CORP
3566 WHITE F 1,2 & 3                                         0.84766                    0                    1 ATLAS NOBLE CORP
3567 WHITE F 1C                                                0.875                    0                    1 ATLAS NOBLE CORP
3568 WICKHAM 1E                                                0.125                    0                    0 ATLAS NOBLE CORP
3569 WICKHAM/PAISLEY 1M                                     0.828228                    0                    1 ATLAS NOBLE CORP
3570 WILKINS B 1,4,7,8                                       0.84766                    0                    1 ATLAS NOBLE CORP
3571 WILLIAMS H 1,2,3 & 4                                   0.872266                    0                    1 ATLAS NOBLE CORP
3572 WILLIAMS 1MD                                              0.875                    0                    1 ATLAS NOBLE CORP
3573 WILLIAMS W. 1,2,3,4,5,6 & 7                             0.77656                    0                    1 ATLAS NOBLE CORP
3574 WILSON 1,2,3,4,5,6,7, & 8, E.                             0.875                    0                    1 ATLAS NOBLE CORP
3575 WILSON E 3,4,5,6,7 & 8                                    0.875                    0                    1 ATLAS NOBLE CORP
3576 WINKLEMAN 2MC                                          0.861328                    0                    1 ATLAS NOBLE CORP
3577 WINKLEMAN 4MD                                          0.861328                    0                    1 ATLAS NOBLE CORP
3578 WINTERSET 1MD                                            0.8125                    0                    1 ATLAS NOBLE CORP
3579 WOC #14,15,16,19,20,21,23 & 24                          0.84766                    0                    1 ATLAS NOBLE CORP
3580 WOC 35,38,41,45,46,48 THRU 53                           0.84766                    0                    1 ATLAS NOBLE CORP
3581 WOC 6,7,12,32,33,34,36,37,44                            0.84766                    0                    1 ATLAS NOBLE CORP
3582 YODER 1MC                                                0.8125                    0                    1 ATLAS NOBLE CORP
3583 YODER 2MD                                                0.8125                    0                    1 ATLAS NOBLE CORP
3584 YODER 3MD                                                0.8125                    0                    1 ATLAS NOBLE CORP
3585 FRICK #3C, J.                                             0.849                    0                    1 ATLAS NOBLE CORP
3587 CLAYTON ESSINGTON (RC POLING)                          0.041504                    0                    1 ATLAS NOBLE CORP
3588 TROY-TOM UNIT #1 (CGAS)                                 0.04375                    0                    1 ATLAS NOBLE CORP
3589 OP/TANSEL #1E (BELDEN)                                    0.125                    0                    0 ATLAS NOBLE CORP
3590 OP/MOORE # 2E (BELDEN)                                    0.125                    0                    0 ATLAS NOBLE CORP
3591 OP/ARNOLD # 8E                                            0.125                    0                    0 ATLAS NOBLE CORP
4006 BUNTING UNIT #1 L                                      0.820312                    0                    1 RESOURCE ENERGY INC
4007 EASTMAN #2 R                                           0.820312                    0                    1 RESOURCE ENERGY INC
4008 EASTMAN #3 R                                           0.820312                    0                    1 RESOURCE ENERGY INC
4009 FLICK #1 A & M                                         0.716137                    0            0.8448439 RESOURCE ENERGY INC
4010 GRIBSHAW UNIT #2 A                                     0.775263                    0           0.88233788 RESOURCE ENERGY INC
4011 JOHNSON #1 J J                                       0.74348127                    0           0.84484422 RESOURCE ENERGY INC
4012 LAY #1 M Z                                             0.775263                    0           0.88233788 RESOURCE ENERGY INC
4013 LAY #10 B I                                          0.80762686                    0           0.95229967 RESOURCE ENERGY INC
4014 LAY #11 M Z                                               0.875                    0                    1 RESOURCE ENERGY INC
4015 LAY #12 M Z                                               0.865                    0                    1 RESOURCE ENERGY INC
4016 LAY #2 B I                                             0.716137                    0            0.8448439 RESOURCE ENERGY INC
4017 LAY #3 B I                                             0.812337                    0           0.95791246 RESOURCE ENERGY INC
4018 LAY #4A B I                                          0.84765625                    0                    1 RESOURCE ENERGY INC
4019 LAY #5 B I                                           0.84765625                    0                    1 RESOURCE ENERGY INC
4020 LAY #6 B I                                           0.83765625                    0                    1 RESOURCE ENERGY INC
4021 LAY #7 B I                                           0.84765625                    0                    1 RESOURCE ENERGY INC
4022 LAY #8 B I                                           0.84765625                    0                    1 RESOURCE ENERGY INC
4023 MCCHESNEY #4 W                                         0.820312                    0                    1 RESOURCE ENERGY INC
4024 MORRISON UNIT #6 M                                     0.820312                    0                    1 RESOURCE ENERGY INC
4025 NICHOLS #1 F & E                                       0.769111                    0           0.90733859 RESOURCE ENERGY INC
4026 NICHOLS #2 F & E                                     0.83765625                    0                    1 RESOURCE ENERGY INC
4027 PETKO #1 A                                             0.820312                    0                    1 RESOURCE ENERGY INC
4028 ROBERTSON UNIT #1 V                                    0.820312                    0                    1 RESOURCE ENERGY INC
4029 SMITH #1 O                                           0.84765625                    0                    1 RESOURCE ENERGY INC
4030 SMITH #2 O                                             0.847656                    0                    1 RESOURCE ENERGY INC
4031 SMITH #3 0                                                0.875                    0                    1 RESOURCE ENERGY INC
4032 TUBBS UNIT #1 L                                        0.841568                    0                    1 RESOURCE ENERGY INC
4033 WOJTOWICZ #4 M J                                       0.812337                    0           0.95791246 RESOURCE ENERGY INC
4034 WOJTOWICZ #5 M J                                       0.747919                    0           0.88233788 RESOURCE ENERGY INC
4035 WOJTOWICZ UNIT #1 M J                                  0.769111                    0           0.90733859 RESOURCE ENERGY INC
4036 WOJTOWICZ UNIT #2 M J                                  0.716137                    0            0.8448439 RESOURCE ENERGY INC
4037 WOJTOWICZ UNIT #3                                    0.80762686                    0           0.95229967 RESOURCE ENERGY INC
4038 YOUNG #3 E                                             0.835906                    0                    1 RESOURCE ENERGY INC
5001 MJL INC. #1                                            0.820312                    0                    1 RESOURCE ENERGY INC
5005 MAROSELL #1                                            0.034453                    0           0.03999986 RESOURCE ENERGY INC
5006 MEYERS #1                                                 0.035                    0                 0.04 RESOURCE ENERGY INC
5007 STULL #1                                               0.624917                    0           0.72000023 RESOURCE ENERGY INC
5008 DUDGEON #1, WILLIAM                                       0.875                    0                    1 RESOURCE ENERGY INC
5011 ALBAUGH #2, RAYMOND                                       0.875                    0                    1 RESOURCE ENERGY INC
5013 DUNLAP #4                                                 0.875                    0                    1 RESOURCE ENERGY INC
5014 BRAINERD #3                                               0.875                    0                    1 RESOURCE ENERGY INC


[RESTUBBED TABLE]

3547 SHRIVER 3MD                                                                   0                          0 OH           GUERNS
3548 SHROCK 1NA                                                                    0                          0 OH           NOBLE
3549 SMITLEY #1                                                                    0                          0 OH           PERRY
3550 ST CLAIR-SPRATT 1                                                             0                          0 OH           MUSKIN
3551 STEWART 1,2 & 3                                                               0                          0 OH           MORGAN
3552 STIERS 2MH                                                                    0                          0 OH           NOBLE
3553 TENNANT 1ME                                                                   0                          0 OH           GUERNS
3554 IMLAY CO.                                                                     0                          0
3555 THOMSON 1,2,3 & 4                                                             0                          0 OH           COSHOC
3556 TOM CP1                                                                       0                          0 OH           MUSKIN
3557 DANFORD #1, W.                                                                0                          0 OH           NOBLE
3558 DANFORD #2NA, W.                                                              0                          0 OH           NOBLE
3559 WATSON 2ME                                                                    0                          0
3560 WATSON 3MB                                                                    0                          0 OH           GUERNS
3562 WATSON 4ME                                                                    0                          0
3563 WEBER 1 & 3                                                                   0                          0
3564 WEBER 2,4 & 5                                                                 0                          0 OH           MORGAN
3565 WHEELER #1                                                                    0                          0
3566 WHITE F 1,2 & 3                                                               0                          0 OH           MUSKIN
3567 WHITE F 1C                                                                    0                          0
3568 WICKHAM 1E                                                                    0                          0
3569 WICKHAM/PAISLEY 1M                                                            0                          0
3570 WILKINS B 1,4,7,8                                                             0                          0 OH           MUSKIN
3571 WILLIAMS H 1,2,3 & 4                                                          0                          0 OH           MORGAN
3572 WILLIAMS 1MD                                                                  0                          0 OH           NOBLE
3573 WILLIAMS W. 1,2,3,4,5,6 & 7                                                   0                          0
3574 WILSON 1,2,3,4,5,6,7, & 8, E.                                                 0                          0 OH           MUSKIN
3575 WILSON E 3,4,5,6,7 & 8                                                        0                          0
3576 WINKLEMAN 2MC                                                                 0                          0 OH           NOBLE
3577 WINKLEMAN 4MD                                                                 0                          0 OH           NOBLE
3578 WINTERSET 1MD                                                                 0                          0
3579 WOC #14,15,16,19,20,21,23 & 24                                                0                          0 OH           MUSKIN
3580 WOC 35,38,41,45,46,48 THRU 53                                                 0                          0 OH           MUSKIN
3581 WOC 6,7,12,32,33,34,36,37,44                                                  0                          0 OH           MUSKIN
3582 YODER 1MC                                                                     0                          0 OH           GUERNS
3583 YODER 2MD                                                                     0                          0 OH           GUERNS
3584 YODER 3MD                                                                     0                          0 OH           GUERNS
3585 FRICK #3C, J.                                                                 0                          0
3587 CLAYTON ESSINGTON (RC POLING)                                                 0                          0 OH           PERRY
3588 TROY-TOM UNIT #1 (CGAS)                                                       0                          0 OH           MUSKIN
3589 OP/TANSEL #1E (BELDEN)                                                        0                          0 OH           MUSKIN
3590 OP/MOORE # 2E (BELDEN)                                                        0                          0
3591 OP/ARNOLD # 8E                                                                0                          0
4006 BUNTING UNIT #1 L                                                             0                          0
4007 EASTMAN #2 R                                                                  0                          0 PA           WARREN
4008 EASTMAN #3 R                                                                  0                          0 PA           WARREN
4009 FLICK #1 A & M                                                                0                          0 PA           WARREN
4010 GRIBSHAW UNIT #2 A                                                            0                          0 PA           WARREN
4011 JOHNSON #1 J J                                                                0                          0 PA           WARREN
4012 LAY #1 M Z                                                                    0                          0 PA           WARREN
4013 LAY #10 B I                                                                   0                          0 PA           WARREN
4014 LAY #11 M Z                                                                   0                          0 PA           WARREN
4015 LAY #12 M Z                                                                   0                          0 PA           WARREN
4016 LAY #2 B I                                                                    0                          0 PA           WARREN
4017 LAY #3 B I                                                                    0                          0 PA           WARREN
4018 LAY #4A B I                                                                   0                          0 PA           WARREN
4019 LAY #5 B I                                                                    0                          0 PA           WARREN
4020 LAY #6 B I                                                                    0                          0 PA           WARREN
4021 LAY #7 B I                                                                    0                          0 PA           WARREN
4022 LAY #8 B I                                                                    0                          0 PA           WARREN
4023 MCCHESNEY #4 W                                                                0                          0 PA           WARREN
4024 MORRISON UNIT #6 M                                                            0                          0 PA           WARREN
4025 NICHOLS #1 F & E                                                              0                          0 PA           WARREN
4026 NICHOLS #2 F & E                                                              0                          0 PA           WARREN
4027 PETKO #1 A                                                                    0                          0 PA           WARREN
4028 ROBERTSON UNIT #1 V                                                           0                          0 PA           WARREN
4029 SMITH #1 O                                                                    0                          0 PA           WARREN
4030 SMITH #2 O                                                                    0                          0 PA           WARREN
4031 SMITH #3 0                                                                    0                          0
4032 TUBBS UNIT #1 L                                                               0                          0 PA           WARREN
4033 WOJTOWICZ #4 M J                                                              0                          0 PA           WARREN
4034 WOJTOWICZ #5 M J                                                              0                          0 PA           WARREN
4035 WOJTOWICZ UNIT #1 M J                                                         0                          0 PA           WARREN
4036 WOJTOWICZ UNIT #2 M J                                                         0                          0 PA           WARREN
4037 WOJTOWICZ UNIT #3                                                             0                          0 PA           WARREN
4038 YOUNG #3 E                                                                    0                          0 PA           WARREN
5001 MJL INC. #1                                                                   0                          0 OH           TUSCAR
5005 MAROSELL #1                                                                   0                          0
5006 MEYERS #1                                                                     0                          0 OH           HARRIS
5007 STULL #1                                                                      0                          0
5008 DUDGEON #1, WILLIAM                                                           0                          0 OH           HARRIS
5011 ALBAUGH #2, RAYMOND                                                           0                          0 OH           HARRIS
5013 DUNLAP #4                                                                     0                          0 OH           HARRIS
5014 BRAINERD #3                                                                   0                          0 OH           HARRIS


5019 WOOD #1  627979-1-1                                 0.06               0.815                   0                         0
5028 CARUTIS #1  627978-1-1                              0.06            0.801252                   0                         0
5031 ADAMSON #1  624880-1-1                                 0              0.4375                   0                         0
5032 CARLSON-TICKNOR #1  625083-1-1                      0.06             0.81023                   0                         0
5034 DE JOSE #1  627976-1-1                              0.06               0.815                   0                         0
5036 CARR #2  625085-1-1                                 0.06            0.798892                   0                         0
5038 JOHNSTON #1                                            0                   0            0.174825                 0.3533291
5039 DE JOSE #2                                             0                   0            0.174825                 0.3533291
5041 BRISSE #1  627977-1-1                               0.06            0.814494                   0                         0
5043 CORNELL-WISE #1  625084-1-1                            0               0.875                   0                         0
5053 EDWARDS #1                                             0               0.875                   0                         0
5054 KVASHAY #1                                             0               0.875                   0                         0
5056 SAULSGIVER #1-B  626824-1-1                            0              0.4375                   0                         0
5057 ANDERSON #1-B  626825-1-1                              0              0.4375                   0                         0
5058 GREEN #1, G.  627980-1-1                               0               0.875                   0                         0
5059 VAILLANCOURT #1-B  626826-1-1                          0              0.4375                   0                         0
5061 JOHNSON #1-B  626828-1-1                               0              0.4375                   0                         0
5078 LUKA #1-B  629216-1-1                                  0              0.4375                   0                         0
5079 BISSELL-BABCOCK 2-B 629295-1-1                         0              0.4375                   0                         0
5082 MCGRATH #1-B  629212-1-1                               0              0.4375                   0                         0
5083 GREEN #1-B, E.  629218-1-1                             0           0.4160855                   0                         0
5084 LESCYNSKI #3                                           0               0.875                   0                         0
5085 LESCYNSKI #2  627975-1-1                               0               0.875                   0                         0
5086 HAMMERMILL #1-B  629213-1-1                            0              0.4375                   0                         0
5087 SCHAUERS #1-B  629215-1-1                              0              0.4375                   0                         0
5088 EAGAN #2                                            0.05               0.825                   0                         0
5089 MCCAULEY #2, J.                                     0.05               0.825                   0                         0
5090 POLEN #2                                            0.05              0.4125                   0                         0
5091 SHUSS #6, W. & G.                                   0.05              0.4125                   0                         0
5092 MCCAULEY #1                                         0.05              0.4125                   0                         0
5093 MITCHELL #1-B  629223-1-1                              0              0.4375                   0                         0
5094 HARSHEY #3                                          0.05               0.825                   0                         0
5095 HARSHEY #4                                          0.05              0.4125                   0                         0
5096 HUSS #3                                             0.05               0.825                   0                         0
5097 HUSS #4                                             0.05               0.825                   0                         0
5098 STOW #1-B  629222-1-1                                  0              0.4375                   0                         0
5099 MORTON #1-B  629221-1-1                                0              0.4375                   0                         0
5102 GOBLES #1                                              0                   0            0.174825                 0.3533291
5103 ADAMSON #1-A                                           0              0.4375                   0                         0
5104 LESCYNSKI #4                                           0               0.875                   0                         0
5105 PLOSS #2                                               0               0.875                   0                         0
5107 KELSEY 3-B                                             0               0.875                   0                         0
5109 MCCHESNEY #4                                           0               0.875                   0                         0
5111 SEARS #4                                               0                   0            0.174825                 0.3533291
5116 SEARS #5                                               0                   0            0.174825                 0.3533291
5117 DERAAT #2                                              0                   0            0.174825                 0.3533291
5118 DERAAT #1                                              0                   0            0.174825                 0.3533291
5119 ABERS #1                                               0                   0            0.174825                 0.3533291
5120 MCCHESNEY #5                                           0                   0            0.174825                 0.3533291
5121 SHRUISE #2                                             0          0.85817813                   0                         0
5124 MARING #3-B                                            0                0.86                   0                         0
5128 CARLSON #2-B                                           0              0.4375                   0                         0
5129 GLEASON #13-B                                          0          0.86028215                   0                         0
5132 DERAAT #3                                              0                   0            0.174825                 0.3533291
5137 ADAMSON #1 (CEI)                                0.015625                   0                   0                         0
5140 HUSS #1, E.                                         0.05               0.825                   0                         0
5143 MCGEE #1-B  626921-1-1                                 0               0.875                   0                         0
5152 BISSELL-BABCOCK 1-B 629217-1-1                         0              0.4375                   0                         0
5155 CARR #1-B  626823-1-1                                  0              0.4375                   0                         0
5156 BARGAR #1-B  626212-1-1                                0              0.4375                   0                         0
5157 CAVE #1-B  624879-1-1                                  0              0.4375                   0                         0
5158 CARLSON #1-B  629220-1-1                               0              0.4375                   0                         0
5162 BRIDGES #1                                    0.03345817                   0                   0                         0
5163 BETHANY LIND #1                                 0.000134                   0                   0                         0
5164 BETHANY LIND #4                                 0.000134                   0                   0                         0
5166 ANDERSON #5-B  629290-1-1                              0              0.4375                   0                         0
5168 CARR #4-B  629292-1-1                                  0              0.4375                   0                         0
5169 GLEASON #9-B  629294-1-1                               0              0.4375                   0                         0
5172 CAMPANA #2                                          0.05                   0            0.164835                0.52539487
5174 KINSEY #1, V.                                       0.05               0.825                   0                         0
5177 BARKLEY #5                                          0.05                   0            0.164835                0.52539487
5186 SIKORA #2                                           0.05                   0            0.164835                0.52539487
5194 PUTNAM-MAJORS #2                                       0               0.875                   0                         0
5195 ANDERSON #6                                            0               0.875                   0                         0
5197 TRASTER #2                                             0               0.875                   0                         0
5198 MAROSELL #2                                     0.034375               0.825                   0                         0
5199 RILEY #1                                            0.05                   0            0.164835                0.52539487
5202 CLARK #6                                            0.05                   0            0.164835                0.52539487
5206 WARREN #1A                                         0.025                   0                   0                         0
5208 PHILLIPS #7                                         0.05               0.825                   0                         0
5211 LUIKART #2                                        0.0075               0.815                   0                         0
5214 SHRIVER #2                                          0.05                   0            0.164835                0.52539487
5216 SPROUL #5                                           0.05               0.825                   0                         0
5217 SPROUL #4                                           0.05                   0            0.164835                0.52539487


                                                                           11

[RESTUBBED TABLE]

5019 WOOD #1  627979-1-1                                     0.875                     0                    1 RESOURCE ENERGY INC
5028 CARUTIS #1  627978-1-1                               0.861252                     0                    1 RESOURCE ENERGY INC
5031 ADAMSON #1  624880-1-1                                 0.4375                     0                  0.5 RESOURCE ENERGY INC
5032 CARLSON-TICKNOR #1  625083-1-1                        0.87023                     0                    1 RESOURCE ENERGY INC
5034 DE JOSE #1  627976-1-1                                  0.875                     0                    1 RESOURCE ENERGY INC
5036 CARR #2  625085-1-1                                  0.858892                     0                    1 RESOURCE ENERGY INC
5038 JOHNSTON #1                                         0.5281541            0.40380469           0.60360469 RESOURCE ENERGY INC
5039 DE JOSE #2                                          0.5281541            0.40380469           0.60360469 RESOURCE ENERGY INC
5041 BRISSE #1  627977-1-1                                0.874494                     0                    1 RESOURCE ENERGY INC
5043 CORNELL-WISE #1  625084-1-1                             0.875                     0                    1 RESOURCE ENERGY INC
5053 EDWARDS #1                                              0.875                     0                    1 RESOURCE ENERGY INC
5054 KVASHAY #1                                              0.875                     0                    1 RESOURCE ENERGY INC
5056 SAULSGIVER #1-B  626824-1-1                            0.4375                     0                  0.5 RESOURCE ENERGY INC
5057 ANDERSON #1-B  626825-1-1                              0.4375                     0                  0.5 RESOURCE ENERGY INC
5058 GREEN #1, G.  627980-1-1                                0.875                     0                    1 RESOURCE ENERGY INC
5059 VAILLANCOURT #1-B  626826-1-1                          0.4375                     0                  0.5 RESOURCE ENERGY INC
5061 JOHNSON #1-B  626828-1-1                               0.4375                     0                  0.5 RESOURCE ENERGY INC
5078 LUKA #1-B  629216-1-1                                  0.4375                     0                  0.5 RESOURCE ENERGY INC
5079 BISSELL-BABCOCK 2-B 629295-1-1                         0.4375                     0                  0.5 RESOURCE ENERGY INC
5082 MCGRATH #1-B  629212-1-1                               0.4375                     0                  0.5 RESOURCE ENERGY INC
5083 GREEN #1-B, E.  629218-1-1                          0.4160855                     0                  0.5 RESOURCE ENERGY INC
5084 LESCYNSKI #3                                            0.875                     0                    1 RESOURCE ENERGY INC
5085 LESCYNSKI #2  627975-1-1                                0.875                     0                    1 RESOURCE ENERGY INC
5086 HAMMERMILL #1-B  629213-1-1                            0.4375                     0                  0.5 RESOURCE ENERGY INC
5087 SCHAUERS #1-B  629215-1-1                              0.4375                     0                  0.5 RESOURCE ENERGY INC
5088 EAGAN #2                                                0.875                     0                    1 RESOURCE ENERGY INC
5089 MCCAULEY #2, J.                                         0.875                     0                    1 RESOURCE ENERGY INC
5090 POLEN #2                                               0.4625                     0                  0.5 RESOURCE ENERGY INC
5091 SHUSS #6, W. & G.                                      0.4625                     0                  0.5 RESOURCE ENERGY INC
5092 MCCAULEY #1                                            0.4625                     0                  0.5 RESOURCE ENERGY INC
5093 MITCHELL #1-B  629223-1-1                              0.4375                     0                  0.5 RESOURCE ENERGY INC
5094 HARSHEY #3                                              0.875                     0                    1 RESOURCE ENERGY INC
5095 HARSHEY #4                                             0.4625                     0                  0.5 RESOURCE ENERGY INC
5096 HUSS #3                                                 0.875                     0                    1 RESOURCE ENERGY INC
5097 HUSS #4                                                 0.875                     0                    1 RESOURCE ENERGY INC
5098 STOW #1-B  629222-1-1                                  0.4375                     0                  0.5 RESOURCE ENERGY INC
5099 MORTON #1-B  629221-1-1                                0.4375                     0                  0.5 RESOURCE ENERGY INC
5102 GOBLES #1                                           0.5281541            0.40380469           0.60360469 RESOURCE ENERGY INC
5103 ADAMSON #1-A                                           0.4375                     0                  0.5 RESOURCE ENERGY INC
5104 LESCYNSKI #4                                            0.875                     0                    1 RESOURCE ENERGY INC
5105 PLOSS #2                                                0.875                     0                    1 RESOURCE ENERGY INC
5107 KELSEY 3-B                                              0.875                     0                    1 RESOURCE ENERGY INC
5109 MCCHESNEY #4                                            0.875                     0                    1 RESOURCE ENERGY INC
5111 SEARS #4                                            0.5281541            0.40380469           0.60360469 RESOURCE ENERGY INC
5116 SEARS #5                                            0.5281541            0.40380469           0.60360469 RESOURCE ENERGY INC
5117 DERAAT #2                                           0.5281541            0.40380469           0.60360469 RESOURCE ENERGY INC
5118 DERAAT #1                                           0.5281541            0.40380469           0.60360469 RESOURCE ENERGY INC
5119 ABERS #1                                            0.5281541            0.40380469           0.60360469 RESOURCE ENERGY INC
5120 MCCHESNEY #5                                        0.5281541            0.40380469           0.60360469 RESOURCE ENERGY INC
5121 SHRUISE #2                                         0.85817813                     0                    1 RESOURCE ENERGY INC
5124 MARING #3-B                                              0.86                     0                    1 RESOURCE ENERGY INC
5128 CARLSON #2-B                                           0.4375                     0                  0.5 RESOURCE ENERGY INC
5129 GLEASON #13-B                                      0.86028215                     0                    1 RESOURCE ENERGY INC
5132 DERAAT #3                                           0.5281541            0.40380469           0.60360469 RESOURCE ENERGY INC
5137 ADAMSON #1 (CEI)                                     0.015625                     0                    0 RESOURCE ENERGY INC
5140 HUSS #1, E.                                             0.875                     0                    1 RESOURCE ENERGY INC
5143 MCGEE #1-B  626921-1-1                                  0.875                     0                    1 RESOURCE ENERGY INC
5152 BISSELL-BABCOCK 1-B 629217-1-1                         0.4375                     0                  0.5 RESOURCE ENERGY INC
5155 CARR #1-B  626823-1-1                                  0.4375                     0                  0.5 RESOURCE ENERGY INC
5156 BARGAR #1-B  626212-1-1                                0.4375                     0                  0.5 RESOURCE ENERGY INC
5157 CAVE #1-B  624879-1-1                                  0.4375                     0                  0.5 RESOURCE ENERGY INC
5158 CARLSON #1-B  629220-1-1                               0.4375                     0                  0.5 RESOURCE ENERGY INC
5162 BRIDGES #1                                         0.03345817                     0                    0 RESOURCE ENERGY INC
5163 BETHANY LIND #1                                      0.000134                     0                    0 RESOURCE ENERGY INC
5164 BETHANY LIND #4                                      0.000134                     0                    0 RESOURCE ENERGY INC
5166 ANDERSON #5-B  629290-1-1                              0.4375                     0                  0.5 RESOURCE ENERGY INC
5168 CARR #4-B  629292-1-1                                  0.4375                     0                  0.5 RESOURCE ENERGY INC
5169 GLEASON #9-B  629294-1-1                               0.4375                     0                  0.5 RESOURCE ENERGY INC
5172 CAMPANA #2                                         0.74022987            0.63684227           0.83664227 RESOURCE ENERGY INC
5174 KINSEY #1, V.                                           0.875                     0                    1 RESOURCE ENERGY INC
5177 BARKLEY #5                                         0.74022987            0.63684227           0.83664227 RESOURCE ENERGY INC
5186 SIKORA #2                                          0.74022987            0.63684227           0.83664227 RESOURCE ENERGY INC
5194 PUTNAM-MAJORS #2                                        0.875                     0                    1 RESOURCE ENERGY INC
5195 ANDERSON #6                                             0.875                     0                    1 RESOURCE ENERGY INC
5197 TRASTER #2                                              0.875                     0                    1 RESOURCE ENERGY INC
5198 MAROSELL #2                                          0.859375                     0                    1 RESOURCE ENERGY INC
5199 RILEY #1                                           0.74022987            0.63684227           0.83664227 RESOURCE ENERGY INC
5202 CLARK #6                                           0.74022987            0.63684227           0.83664227 RESOURCE ENERGY INC
5206 WARREN #1A                                              0.025                     0                    0 RESOURCE ENERGY INC
5208 PHILLIPS #7                                             0.875                     0                    1 RESOURCE ENERGY INC
5211 LUIKART #2                                             0.8225                     0                    1 RESOURCE ENERGY INC
5214 SHRIVER #2                                         0.74022987            0.63684227           0.83664227 RESOURCE ENERGY INC
5216 SPROUL #5                                               0.875                     0                    1 RESOURCE ENERGY INC
5217 SPROUL #4                                          0.74022987            0.63684227           0.83664227 RESOURCE ENERGY INC


[RESTUBBED TABLE]

5019 WOOD #1  627979-1-1                                                                          0           0 NY           CHAUTA
5028 CARUTIS #1  627978-1-1                                                                       0           0 NY           CHAUTA
5031 ADAMSON #1  624880-1-1                                                                       0           0 NY           CHAUTA
5032 CARLSON-TICKNOR #1  625083-1-1                                                               0           0 NY           CHAUTA
5034 DE JOSE #1  627976-1-1                                                                       0           0 NY           CHAUTA
5036 CARR #2  625085-1-1                                                                          0           0 NY           CHAUTA
5038 JOHNSTON #1                               CMSV/RAI 1990 NATURAL GAS DEVL                 0.875           0 NY           CHAUTA
5039 DE JOSE #2                                CMSV/RAI 1990 NATURAL GAS DEVL                 0.875           0 NY           CHAUTA
5041 BRISSE #1  627977-1-1                                                                        0           0 NY           CHAUTA
5043 CORNELL-WISE #1  625084-1-1                                                                  0           0 NY           CHAUTA
5053 EDWARDS #1                                                                                   0           0 NY           CHAUTA
5054 KVASHAY #1                                                                                   0           0 NY           CHAUTA
5056 SAULSGIVER #1-B  626824-1-1                                                                  0           0
5057 ANDERSON #1-B  626825-1-1                                                                    0           0 NY           CHAUTA
5058 GREEN #1, G.  627980-1-1                                                                     0           0 NY           CHAUTA
5059 VAILLANCOURT #1-B  626826-1-1                                                                0           0 NY           CHAUTA
5061 JOHNSON #1-B  626828-1-1                                                                     0           0 NY           CHAUTA
5078 LUKA #1-B  629216-1-1                                                                        0           0
5079 BISSELL-BABCOCK 2-B 629295-1-1                                                               0           0 NY           CHAUTA
5082 MCGRATH #1-B  629212-1-1                                                                     0           0
5083 GREEN #1-B, E.  629218-1-1                                                                   0           0
5084 LESCYNSKI #3                                                                                 0           0 NY           CHAUTA
5085 LESCYNSKI #2  627975-1-1                                                                     0           0 NY           CHAUTA
5086 HAMMERMILL #1-B  629213-1-1                                                                  0           0 NY           CHAUTA
5087 SCHAUERS #1-B  629215-1-1                                                                    0           0 NY           CHAUTA
5088 EAGAN #2                                                                                     0           0 OH           HARRIS
5089 MCCAULEY #2, J.                                                                              0           0 OH           HARRIS
5090 POLEN #2                                                                                     0           0 OH           HARRIS
5091 SHUSS #6, W. & G.                                                                            0           0 OH           HARRIS
5092 MCCAULEY #1                                                                                  0           0 OH           HARRIS
5093 MITCHELL #1-B  629223-1-1                                                                    0           0 NY           CHAUTA
5094 HARSHEY #3                                                                                   0           0 OH           HARRIS
5095 HARSHEY #4                                                                                   0           0 OH           HARRIS
5096 HUSS #3                                                                                      0           0
5097 HUSS #4                                                                                      0           0 OH           HARRIS
5098 STOW #1-B  629222-1-1                                                                        0           0 NY           CHAUTA
5099 MORTON #1-B  629221-1-1                                                                      0           0 NY           CHAUTA
5102 GOBLES #1                                 CMSV/RAI 1990 NATURAL GAS DEVL                 0.875           0 NY           CHAUTA
5103 ADAMSON #1-A                                                                                 0           0 NY           CHAUTA
5104 LESCYNSKI #4                                                                                 0           0 NY           CHAUTA
5105 PLOSS #2                                                                                     0           0 NY           CHAUTA
5107 KELSEY 3-B                                                                                   0           0 NY           CHAUTA
5109 MCCHESNEY #4                                                                                 0           0
5111 SEARS #4                                  CMSV/RAI 1990 NATURAL GAS DEVL                 0.875           0 NY           CHAUTA
5116 SEARS #5                                  CMSV/RAI 1990 NATURAL GAS DEVL                 0.875           1 NY           CHAUTA
5117 DERAAT #2                                 CMSV/RAI 1990 NATURAL GAS DEVL                 0.875           0 NY           CHAUTA
5118 DERAAT #1                                 CMSV/RAI 1990 NATURAL GAS DEVL                 0.875           1 NY           CHAUTA
5119 ABERS #1                                  CMSV/RAI 1990 NATURAL GAS DEVL                 0.875           0 NY           CHAUTA
5120 MCCHESNEY #5                              CMSV/RAI 1990 NATURAL GAS DEVL                 0.875           0 NY           CHAUTA
5121 SHRUISE #2                                                                                   0           0 NY           CHAUTA
5124 MARING #3-B                                                                                  0           0 NY           CHAUTA
5128 CARLSON #2-B                                                                                 0           0
5129 GLEASON #13-B                                                                                0           0
5132 DERAAT #3                                 CMSV/RAI 1990 NATURAL GAS DEVL                 0.875           0 NY           CHAUTA
5137 ADAMSON #1 (CEI)                                                                             0           0
5140 HUSS #1, E.                                                                                  0           0 OH           HARRIS
5143 MCGEE #1-B  626921-1-1                                                                       0           0 NY           CHAUTA
5152 BISSELL-BABCOCK 1-B 629217-1-1                                                               0           0 NY           CHAUTA
5155 CARR #1-B  626823-1-1                                                                        0           0 NY           CHAUTA
5156 BARGAR #1-B  626212-1-1                                                                      0           0
5157 CAVE #1-B  624879-1-1                                                                        0           0 NY           CHAUTA
5158 CARLSON #1-B  629220-1-1                                                                     0           0 NY           CHAUTA
5162 BRIDGES #1                                                                                   0           0 NY           CHAUTA
5163 BETHANY LIND #1                                                                              0           0
5164 BETHANY LIND #4                                                                              0           0
5166 ANDERSON #5-B  629290-1-1                                                                    0           0 NY           CHAUTA
5168 CARR #4-B  629292-1-1                                                                        0           0 NY           CHAUTA
5169 GLEASON #9-B  629294-1-1                                                                     0           0 NY           CHAUTA
5172 CAMPANA #2                                CMSV/RAI 1989 DRILLING PROGRAM                 0.825           0 OH           TUSCAR
5174 KINSEY #1, V.                                                                                0           0 OH           TUSCAR
5177 BARKLEY #5                                CMSV/RAI 1989 DRILLING PROGRAM                 0.825           0 OH           TUSCAR
5186 SIKORA #2                                 CMSV/RAI 1989 DRILLING PROGRAM                 0.825           0 OH           TUSCAR
5194 PUTNAM-MAJORS #2                                                                             0           0 OH           HARRIS
5195 ANDERSON #6                                                                                  0           0 OH           HARRIS
5197 TRASTER #2                                                                                   0           0 OH           HARRIS
5198 MAROSELL #2                                                                                  0           0 OH           HARRIS
5199 RILEY #1                                  CMSV/RAI 1989 DRILLING PROGRAM                 0.825           0 OH           TUSCAR
5202 CLARK #6                                  CMSV/RAI 1989 DRILLING PROGRAM                 0.825           0 OH           HARRIS
5206 WARREN #1A                                                                                   0           0
5208 PHILLIPS #7                                                                                  0           0 OH           HARRIS
5211 LUIKART #2                                                                                   0           0 OH           TUSCAR
5214 SHRIVER #2                                CMSV/RAI 1989 DRILLING PROGRAM                 0.825           0 OH           HARRIS
5216 SPROUL #5                                                                                    0           0 OH           HARRIS
5217 SPROUL #4                                 CMSV/RAI 1989 DRILLING PROGRAM                 0.825           0 OH           HARRIS


5222 HUSTON #3                                      0.05                    0           0.164835                0.52539487
5226 MACE #2                                        0.05                0.825                  0                         0
5229 SANTEE #3                                      0.05                    0           0.164835                0.52539487
5231 SHUSS #8                                       0.05                    0           0.164835                0.52539487
5232 FULTON #3                                      0.05                0.825                  0                         0
5234 MULLER #2                                      0.05                    0           0.164835                0.52539487
5235 SHUSS #7                                       0.05                0.825                  0                         0
5238 STULL #2                                       0.05                    0           0.164835                0.52539487
5239 GIBBY-BEETHAM #2                               0.05                    0           0.164835                0.52539487
5241 HENARY #4                                      0.05                    0           0.164835                0.52539487
5242 FULTON #4                                      0.05                0.825                  0                         0
5247 LATHAM #5                                      0.05                0.825                  0                         0
5248 BIRNEY #1                                      0.05                    0           0.164835                0.52539487
5251 YODER #2, ELI                              0.006944                    0                  0                         0
5252 RABER #2, JOHN                            0.0073125                    0                  0                         0
5253 YODER #2, DAN ND                         0.00761787                    0                  0                         0
5255 YODER #3, ELI                                0.0126                    0                  0                         0
5256 POTTS #1 (LRO)                                 0.04                    0                  0                         0
6000 MARTIN UNIT #2, L. T.                          0.03                0.825                  0                         0
6001 BILINOVICH-YOUNG UNIT #1                       0.03                0.825                  0                         0
6003 REIS #1                                        0.03                0.165                  0                         0
6016 STEINER UNIT #1                            0.048752                0.815                  0                         0
6017 WILLIAMS UNIT #1                              0.055                  0.8                  0                         0
6019 PEARCE #1                                     0.045                  0.8                  0                         0
6020 URBAN #2                                       0.04                  0.8                  0                         0
6021 MARTIN #1                                   0.04375                  0.8                  0                         0
6022 LEATHERMAN-CONFER #1                          0.075                  0.8                  0                         0
6023 SHANAFELT/WHITEHOUSE #1                   0.0642658                  0.8                  0                         0
6026 WINLAND UNIT #1                                0.01                0.815                  0                         0
6032 SERAFIN-COWLING #1                             0.06                0.815                  0                         0
6036 PENROSE #1                                 0.024375                0.815                  0                         0
6052 MCFARREN #1                                 0.02875                0.815                  0                         0
6053 BENTLEY UNIT #1                                0.05                0.815                  0                         0
6054 FARRISS #5                                  0.06125              0.80375                  0                         0
6055 LAMONICA UNIT #1                               0.05                0.815                  0                         0
6058 FARRISS #2                                  0.07125              0.80375                  0                         0
6059 FARRISS #3                                  0.07125              0.80375                  0                         0
6064 BASHAM #2                                      0.03                0.815                  0                         0
6067 COZAD UNIT #1                                  0.05                0.815                  0                         0
6068 HARTMAN #1, MARIE                              0.05                0.815                  0                         0
6069 VAN HYNING #4                                  0.05                    0             0.2282                0.39496133
6070 TAYLOR-WILLIS #1                           0.044375                0.815                  0                         0
6071 YANT #2, ROBERT                                0.06                0.815                  0                         0
6073 CAREY UNIT #1                                  0.06                0.815                  0                         0
6076 HARRISON #1                                    0.06                0.815                  0                         0
6077 MIKLOS UNIT #1                                 0.06                0.815                  0                         0
6080 SHANAFELT #3 & #5                              0.06                0.815                  0                         0
6082 VORIS #1                                       0.06                0.815                  0                         0
6090 HEMPHILL #2                                    0.05                0.825                  0                         0
6091 BETTS #1                                      0.065                 0.81                  0                         0
6094 WASIL #1                                      0.065                 0.81                  0                         0
6095 COLES #1                                       0.05                0.815                  0                         0
6096 COLES UNIT #2                                  0.05                0.815                  0                         0
6099 VAN HYNING #1                                  0.05                0.815                  0                         0
6100 VAN HYNING #2                                  0.05                0.815                  0                         0
6102 MAFFEI UNIT #1                                 0.05                0.815                  0                         0
6104 TUREK #1, JACK                                 0.03                0.815                  0                         0
6105 TUREK #2, JACK                                 0.03                0.815                  0                         0
6109 BUTCHER #1                                     0.06                0.815                  0                         0
6110 BUTCHER #2                                     0.06                0.815                  0                         0
6112 HUDDILSTON #1                               0.02875                0.815                  0                         0
6113 JENKINS #1                                     0.04                0.815                  0                         0
6115 LEMON UNIT #1                                  0.01                0.815                  0                         0
6123 SCHMID #1                                      0.03                0.815                  0                         0
6124 YODER #1, ELI B.                              0.055                0.815                  0                         0
6134 ALLAN UNIT #1                              0.040026                0.815                  0                         0
6137 DULWORTH UNIT #1                               0.05                0.815                  0                         0
6139 HOLLERAN UNIT #1                           0.029252                0.815                  0                         0
6142 WHITACRE #1                                0.044375                0.815                  0                         0
6143 AMMONS UNIT #1                                 0.02                0.815                  0                         0
6144 LOCKHARDT #2                                   0.02                0.815                  0                         0
6145 MCVAY UNIT #2                                  0.05                0.815                  0                         0
6152 DUTT #4 (DUTT P/L)                            0.065                    0               0.06                0.46316536
6153 BUTCHER #3                                    0.075                  0.8                  0                         0
6154 BUTCHER #4                                    0.075                  0.8                  0                         0
6157 HUDDILSTON #2                               0.04375                  0.8                  0                         0
6160 NOWAK UNIT #2                                 0.055                  0.8                  0                         0
6162 REAM ET AL #1                                 0.065                  0.8                  0                         0
6163 RUSINKO UNIT #1                                0.04                  0.8                  0                         0
6165 SPENCE #3                                      0.04                  0.8                  0                         0
6166 STEIDL UNIT #1                                 0.04                  0.8                  0                         0
6168 TUREK #3, JACK                                0.045                  0.8                  0                         0
6169 URBAN UNIT #1                                  0.04                  0.8                  0                         0
6175 HEMPHILL #1                                    0.06                0.815                  0                         0


                                                                        12

[RESTUBBED TABLE]

5222 HUSTON #3                                        0.74022987             0.63684227            0.83664227 RESOURCE ENERGY INC
5226 MACE #2                                               0.875                      0                     1 RESOURCE ENERGY INC
5229 SANTEE #3                                        0.74022987             0.63684227            0.83664227 RESOURCE ENERGY INC
5231 SHUSS #8                                         0.74022987             0.63684227            0.83664227 RESOURCE ENERGY INC
5232 FULTON #3                                             0.875                      0                     1 RESOURCE ENERGY INC
5234 MULLER #2                                        0.74022987             0.63684227            0.83664227 RESOURCE ENERGY INC
5235 SHUSS #7                                              0.875                      0                     1 RESOURCE ENERGY INC
5238 STULL #2                                         0.74022987             0.63684227            0.83664227 RESOURCE ENERGY INC
5239 GIBBY-BEETHAM #2                                 0.74022987             0.63684227            0.83664227 RESOURCE ENERGY INC
5241 HENARY #4                                        0.74022987             0.63684227            0.83664227 RESOURCE ENERGY INC
5242 FULTON #4                                             0.875                      0                     1 RESOURCE ENERGY INC
5247 LATHAM #5                                             0.875                      0                     1 RESOURCE ENERGY INC
5248 BIRNEY #1                                        0.74022987             0.63684227            0.83664227 RESOURCE ENERGY INC
5251 YODER #2, ELI                                      0.006944                      0                     0 RESOURCE ENERGY INC
5252 RABER #2, JOHN                                    0.0073125                      0                     0 RESOURCE ENERGY INC
5253 YODER #2, DAN ND                                 0.00761787                      0                     0 RESOURCE ENERGY INC
5255 YODER #3, ELI                                        0.0126                      0                     0 RESOURCE ENERGY INC
5256 POTTS #1 (LRO)                                         0.04                      0                     0 RESOURCE ENERGY INC
6000 MARTIN UNIT #2, L. T.                                 0.855                      0                     1 RESOURCE ENERGY INC
6001 BILINOVICH-YOUNG UNIT #1                              0.855                      0                     1 RESOURCE ENERGY INC
6003 REIS #1                                               0.195                      0                   0.2 RESOURCE ENERGY INC
6016 STEINER UNIT #1                                    0.863752                      0                     1 RESOURCE ENERGY INC
6017 WILLIAMS UNIT #1                                      0.855                      0                     1 RESOURCE ENERGY INC
6019 PEARCE #1                                             0.845                      0                     1 RESOURCE ENERGY INC
6020 URBAN #2                                               0.84                      0                     1 RESOURCE ENERGY INC
6021 MARTIN #1                                           0.84375                      0                     1 RESOURCE ENERGY INC
6022 LEATHERMAN-CONFER #1                                  0.875                      0                     1 RESOURCE ENERGY INC
6023 SHANAFELT/WHITEHOUSE #1                           0.8642658                      0                     1 RESOURCE ENERGY INC
6026 WINLAND UNIT #1                                       0.825                      0                     1 RESOURCE ENERGY INC
6032 SERAFIN-COWLING #1                                    0.875                      0                     1 RESOURCE ENERGY INC
6036 PENROSE #1                                         0.839375                      0                     1 RESOURCE ENERGY INC
6052 MCFARREN #1                                         0.84375                      0                     1 RESOURCE ENERGY INC
6053 BENTLEY UNIT #1                                       0.865                      0                     1 RESOURCE ENERGY INC
6054 FARRISS #5                                            0.865                      0                     1 RESOURCE ENERGY INC
6055 LAMONICA UNIT #1                                      0.865                      0                     1 RESOURCE ENERGY INC
6058 FARRISS #2                                            0.875                      0                     1 RESOURCE ENERGY INC
6059 FARRISS #3                                            0.875                      0                     1 RESOURCE ENERGY INC
6064 BASHAM #2                                             0.845                      0                     1 RESOURCE ENERGY INC
6067 COZAD UNIT #1                                         0.865                      0                     1 RESOURCE ENERGY INC
6068 HARTMAN #1, MARIE                                     0.865                      0                     1 RESOURCE ENERGY INC
6069 VAN HYNING #4                                    0.67316133             0.48461513            0.76461513 RESOURCE ENERGY INC
6070 TAYLOR-WILLIS #1                                   0.859375                      0                     1 RESOURCE ENERGY INC
6071 YANT #2, ROBERT                                       0.875                      0                     1 RESOURCE ENERGY INC
6073 CAREY UNIT #1                                         0.875                      0                     1 RESOURCE ENERGY INC
6076 HARRISON #1                                           0.875                      0                     1 RESOURCE ENERGY INC
6077 MIKLOS UNIT #1                                        0.875                      0                     1 RESOURCE ENERGY INC
6080 SHANAFELT #3 & #5                                     0.875                      0                     1 RESOURCE ENERGY INC
6082 VORIS #1                                              0.875                      0                     1 RESOURCE ENERGY INC
6090 HEMPHILL #2                                           0.875                      0                     1 RESOURCE ENERGY INC
6091 BETTS #1                                              0.875                      0                     1 RESOURCE ENERGY INC
6094 WASIL #1                                              0.875                      0                     1 RESOURCE ENERGY INC
6095 COLES #1                                              0.865                      0                     1 RESOURCE ENERGY INC
6096 COLES UNIT #2                                         0.865                      0                     1 RESOURCE ENERGY INC
6099 VAN HYNING #1                                         0.865                      0                     1 RESOURCE ENERGY INC
6100 VAN HYNING #2                                         0.865                      0                     1 RESOURCE ENERGY INC
6102 MAFFEI UNIT #1                                        0.865                      0                     1 RESOURCE ENERGY INC
6104 TUREK #1, JACK                                        0.845                      0                     1 RESOURCE ENERGY INC
6105 TUREK #2, JACK                                        0.845                      0                     1 RESOURCE ENERGY INC
6109 BUTCHER #1                                            0.875                      0                     1 RESOURCE ENERGY INC
6110 BUTCHER #2                                            0.875                      0                     1 RESOURCE ENERGY INC
6112 HUDDILSTON #1                                       0.84375                      0                     1 RESOURCE ENERGY INC
6113 JENKINS #1                                            0.855                      0                     1 RESOURCE ENERGY INC
6115 LEMON UNIT #1                                         0.825                      0                     1 RESOURCE ENERGY INC
6123 SCHMID #1                                             0.845                      0                     1 RESOURCE ENERGY INC
6124 YODER #1, ELI B.                                       0.87                      0                     1 RESOURCE ENERGY INC
6134 ALLAN UNIT #1                                      0.855026                      0                     1 RESOURCE ENERGY INC
6137 DULWORTH UNIT #1                                      0.865                      0                     1 RESOURCE ENERGY INC
6139 HOLLERAN UNIT #1                                   0.844252                      0                     1 RESOURCE ENERGY INC
6142 WHITACRE #1                                        0.859375                      0                     1 RESOURCE ENERGY INC
6143 AMMONS UNIT #1                                        0.835                      0                     1 RESOURCE ENERGY INC
6144 LOCKHARDT #2                                          0.835                      0                     1 RESOURCE ENERGY INC
6145 MCVAY UNIT #2                                         0.865                      0                     1 RESOURCE ENERGY INC
6152 DUTT #4 (DUTT P/L)                               0.58816536              0.5789567             0.6539567 RESOURCE ENERGY INC
6153 BUTCHER #3                                            0.875                      0                     1 RESOURCE ENERGY INC
6154 BUTCHER #4                                            0.875                      0                     1 RESOURCE ENERGY INC
6157 HUDDILSTON #2                                       0.84375                      0                     1 RESOURCE ENERGY INC
6160 NOWAK UNIT #2                                         0.855                      0                     1 RESOURCE ENERGY INC
6162 REAM ET AL #1                                         0.865                      0                     1 RESOURCE ENERGY INC
6163 RUSINKO UNIT #1                                        0.84                      0                     1 RESOURCE ENERGY INC
6165 SPENCE #3                                              0.84                      0                     1 RESOURCE ENERGY INC
6166 STEIDL UNIT #1                                         0.84                      0                     1 RESOURCE ENERGY INC
6168 TUREK #3, JACK                                        0.845                      0                     1 RESOURCE ENERGY INC
6169 URBAN UNIT #1                                          0.84                      0                     1 RESOURCE ENERGY INC
6175 HEMPHILL #1                                           0.875                      0                     1 RESOURCE ENERGY INC


[RESTUBBED TABLE]

5222 HUSTON #3                                    CMSV/RAI 1989 DRILLING PROGRAM         0.825               0 OH           TUSCAR
5226 MACE #2                                                                                 0               0 OH           HARRIS
5229 SANTEE #3                                    CMSV/RAI 1989 DRILLING PROGRAM         0.825               0 OH           HARRIS
5231 SHUSS #8                                     CMSV/RAI 1989 DRILLING PROGRAM         0.825               0 OH           HARRIS
5232 FULTON #3                                                                               0               0
5234 MULLER #2                                    CMSV/RAI 1989 DRILLING PROGRAM         0.825               0 OH           TUSCAR
5235 SHUSS #7                                                                                0               0 OH           HARRIS
5238 STULL #2                                     CMSV/RAI 1989 DRILLING PROGRAM         0.825               0 OH           HARRIS
5239 GIBBY-BEETHAM #2                             CMSV/RAI 1989 DRILLING PROGRAM         0.825               0 OH           HARRIS
5241 HENARY #4                                    CMSV/RAI 1989 DRILLING PROGRAM         0.825               0 OH           TUSCAR
5242 FULTON #4                                                                               0               0 OH           HARRIS
5247 LATHAM #5                                                                               0               0
5248 BIRNEY #1                                    CMSV/RAI 1989 DRILLING PROGRAM         0.825               0 OH           HARRIS
5251 YODER #2, ELI                                                                           0               0 OH           HOLMES
5252 RABER #2, JOHN                                                                          0               0 OH           HOLMES
5253 YODER #2, DAN ND                                                                        0               0 OH           HOLMES
5255 YODER #3, ELI                                                                           0               0 OH           HOLMES
5256 POTTS #1 (LRO)                                                                          0               0 OH           HOLMES
6000 MARTIN UNIT #2, L. T.                                                                   0               0 OH           MEDINA
6001 BILINOVICH-YOUNG UNIT #1                                                                0               0
6003 REIS #1                                                                                 0               0 OH           MEDINA
6016 STEINER UNIT #1                                                                         0               0 OH           SUMMIT
6017 WILLIAMS UNIT #1                                                                        0               0 OH           MEDINA
6019 PEARCE #1                                                                               0               0
6020 URBAN #2                                                                                0               0 OH           MEDINA
6021 MARTIN #1                                                                               0               0 OH           MEDINA
6022 LEATHERMAN-CONFER #1                                                                    0               0 OH           MEDINA
6023 SHANAFELT/WHITEHOUSE #1                                                                 0               0 OH           MEDINA
6026 WINLAND UNIT #1                                                                         0               0 OH           MEDINA
6032 SERAFIN-COWLING #1                                                                      0               0 OH           MEDINA
6036 PENROSE #1                                                                              0               0 OH           MEDINA
6052 MCFARREN #1                                                                             0               0 OH           MEDINA
6053 BENTLEY UNIT #1                                                                         0               0 OH           MEDINA
6054 FARRISS #5                                                                              0               0 OH           MEDINA
6055 LAMONICA UNIT #1                                                                        0               0
6058 FARRISS #2                                                                              0               0 OH           MEDINA
6059 FARRISS #3                                                                              0               0 OH           MEDINA
6064 BASHAM #2                                                                               0               0 OH           MEDINA
6067 COZAD UNIT #1                                                                           0               0 OH           MEDINA
6068 HARTMAN #1, MARIE                                                                       0               0 OH           MEDINA
6069 VAN HYNING #4                                DALTON ASSOCIATES                      0.815               0 OH           SUMMIT
6070 TAYLOR-WILLIS #1                                                                        0               0 OH           MEDINA
6071 YANT #2, ROBERT                                                                         0               0 OH           MEDINA
6073 CAREY UNIT #1                                                                           0               0 OH           MEDINA
6076 HARRISON #1                                                                             0               0 OH           MEDINA
6077 MIKLOS UNIT #1                                                                          0               0 OH           MEDINA
6080 SHANAFELT #3 & #5                                                                       0               0 OH           MEDINA
6082 VORIS #1                                                                                0               0 OH           MEDINA
6090 HEMPHILL #2                                                                             0               0 OH           SUMMIT
6091 BETTS #1                                                                                0               0 OH           SUMMIT
6094 WASIL #1                                                                                0               0
6095 COLES #1                                                                                0               0 OH           MEDINA
6096 COLES UNIT #2                                                                           0               0
6099 VAN HYNING #1                                                                           0               0 OH           SUMMIT
6100 VAN HYNING #2                                                                           0               0
6102 MAFFEI UNIT #1                                                                          0               0 OH           MEDINA
6104 TUREK #1, JACK                                                                          0               0 OH           MEDINA
6105 TUREK #2, JACK                                                                          0               0 OH           MEDINA
6109 BUTCHER #1                                                                              0               0 OH           WAYNE
6110 BUTCHER #2                                                                              0               0 OH           WAYNE
6112 HUDDILSTON #1                                                                           0               0 OH           MEDINA
6113 JENKINS #1                                                                              0               0 OH           MEDINA
6115 LEMON UNIT #1                                                                           0               0 OH           SUMMIT
6123 SCHMID #1                                                                               0               0 OH           MEDINA
6124 YODER #1, ELI B.                                                                        0               0
6134 ALLAN UNIT #1                                                                           0               0 OH           SUMMIT
6137 DULWORTH UNIT #1                                                                        0               0 OH           SUMMIT
6139 HOLLERAN UNIT #1                                                                        0               0 OH           SUMMIT
6142 WHITACRE #1                                                                             0               0 OH           MEDINA
6143 AMMONS UNIT #1                                                                          0               0 OH           SUMMIT
6144 LOCKHARDT #2                                                                            0               0 OH           SUMMIT
6145 MCVAY UNIT #2                                                                           0               0 OH           MEDINA
6152 DUTT #4 (DUTT P/L)                           ROYAL ASSOCIATES                         0.8               0 OH           MEDINA
6153 BUTCHER #3                                                                              0               0
6154 BUTCHER #4                                                                              0               0
6157 HUDDILSTON #2                                                                           0               0 OH           MEDINA
6160 NOWAK UNIT #2                                                                           0               0
6162 REAM ET AL #1                                                                           0               0 OH           MEDINA
6163 RUSINKO UNIT #1                                                                         0               0 OH           MEDINA
6165 SPENCE #3                                                                               0               0 OH           MEDINA
6166 STEIDL UNIT #1                                                                          0               0 OH           MEDINA
6168 TUREK #3, JACK                                                                          0               0 OH           MEDINA
6169 URBAN UNIT #1                                                                           0               0 OH           MEDINA
6175 HEMPHILL #1                                                                             0               0 OH           SUMMIT


6188 FABBRO #1                                              0.06              0.815                    0                     0
6189 FABBRO #2                                              0.06              0.815                    0                     0
6195 SEXAUER #1                                             0.06              0.815                    0                     0
6196 SEXAUER #2                                             0.06              0.815                    0                     0
6197 SOVARY-BURKHARDT #1                                    0.06              0.815                    0                     0
6203 GRETHER UNIT #1                                    0.044375              0.815                    0                     0
6206 LAPORTE UNIT #1 (LAPORTE P/L)                          0.05                  0             0.196415            0.21948396
6208 KELLER STEEL #1                                        0.02              0.326                    0                     0
6209 KELLER STEEL #2                                        0.02              0.326                    0                     0
6211 SIEDEL #2, GEORGE                                    0.0325             0.4075                    0                     0
6212 HOELZER #1                                            0.005             0.2125                    0                     0
6213 SIEDEL #4, GEORGE                                     0.015             0.1275                    0                     0
6214 SIEDEL #5, GEORGE                                     0.015             0.1275                    0                     0
6215 COWLING #1                                            0.005             0.2125                    0                     0
6230 SMITH UNIT #3                                          0.03              0.815                    0                     0
6231 FITZGERALD ET AL #1                                    0.05              0.815                    0                     0
6233 PATTERSON #1                                           0.06              0.815                    0                     0
6234 PATTERSON #2                                           0.06              0.815                    0                     0
6238 SAVAGE #1                                              0.06              0.815                    0                     0
6245 BUTLER #2                                             0.005            0.06375                    0                     0
6246 SHANAFELT #4                                           0.06              0.815                    0                     0
6305 BUTLER #1 (EDC)                                        0.01                  0                    0                     0
6306 GOOD #2 (EDC)                                          0.03                  0                    0                     0
6315 FARRIS #1 (LAKE REGION OIL)                               0              0.875                    0                     0
6320 KOWAL #3 SUB (EDC)                                  0.01875                  0                    0                     0
6321 MARK #1 SUB (EDC)                                      0.01                  0                    0                     0
6333 WARING #2                                              0.01             0.4075                    0                     0
6336 DUTT #6 (EDC)                                          0.03                  0                    0                     0
6590 SLUSS #4                                                  0              0.875                    0                     0
6592 SANOR #4                                                  0              0.875                    0                     0
6594 SUMMER #5, R.                                             0              0.875                    0                     0
6595 SUMMER #6, R.                                             0              0.875                    0                     0
6596 SLUSS #6                                                  0              0.875                    0                     0
6600 AEGERTER #2                                               0         0.19730835           0.00657692            0.49203556
6601 ALTENHOF #1                                      0.00833984                0.8           0.00015488            0.01416806
6602 BAKER #1, J. & T.                                0.03265625              0.815                    0                     0
6603 BARNES #1                                         0.0084375                0.8           0.00029063            0.02658521
6604 BARNES #2                                                 0              0.875                    0                     0
6605 BEESON UNIT #1                                            0               0.79            0.0004955            0.04532636
6606 BENNER UNIT #1                                            0             0.8587                    0                     0
6607 BERGER #1                                          0.013125                0.8           0.00024375            0.02229728
6609 BUCKMAN #1                                                0              0.815               0.0003             0.0274428
6610 BUCKMAN #2                                                0              0.875                    0                     0
6611 BURSON UNIT #2                                            0               0.84              0.00015             0.0137214
6612 CARLE-POWELL UNIT #1                                      0          0.8667087                    0                     0
6613 CARLE-POWELL UNIT #2                                      0               0.81            0.0005625            0.05145525
6614 CLARK #1, D.                                              0              0.855                    0                     0
6615 CLARK UNIT #1, P.                                         0                  0                    0                 0.627
6616 COURTNEY #1                                            0.04              0.815                    0                     0
6617 COX #1                                                    0            0.23635            0.0088747            0.41075534
6617 COX #1                                                    0            0.23635            0.0088747            0.41075534
6618 CRILE #1, EVERETT                                         0              0.855                    0                     0
6619 CURFMAN #1, V.                                   0.00536133         0.79999999           0.00018467            0.01689269
6620 CURFMAN #2, V.                                            0                0.8           0.00047656             0.0435938
6621 CURFMAN #3, V.                                            0               0.81           0.00037656            0.03444643
6622 DAVIS #1, W.                                              0              0.855                    0                     0
6623 DAY #1, D.                                                0              0.875                    0                     0
6624 DAY #1, J.                                                0         0.84765625                    0                     0
6625 DIXON-SALEM UNIT #1                                       0               0.82           0.00028897            0.02643345
6626 DROTLEFF UNIT #1                                       0.01              0.815            0.0002334            0.02135035
6627 DROTLEFF #1, P.                                  0.00536133         0.79999999           0.00018467            0.01689269
6628 DROTLEFF #1, R.                                  0.00833984                0.8           0.00015488            0.01416806
6629 DROTLEFF #2, R.                                           0                0.8           0.00047656             0.0435938
6630 DROTLEFF #4, R.                                           0                  0           0.00875001            0.53990272
6630 DROTLEFF #4, R.                                           0                  0           0.00875001            0.53990272
6631 DROTLEFF #5, R.                                           0         0.84765625                    0                     0
6632 DUNN UNIT #1                                              0           0.847656                    0                     0
6633 EGLIE UNIT #1                                             0         0.84875001                    0                     0
6634 ELLYSON UNIT #1                                           0              0.875                    0                     0
6635 ELLYSON #1, C.                                            0                  0                    0            0.64166666
6636 ELLYSON #2, C.                                            0           0.848504                    0                     0
6637 ELLYSON #7, C.                                            0              0.875                    0                     0
6638 ESSICK #1, D.                                             0              0.875                    0                     0
6639 ESSICK #2, D.                                             0               0.82              0.00055             0.0503118
6640 ESSICK #4, D.                                             0         0.64730662           0.00455387            0.10142715
6641 ESSICK #1, R.                                             0         0.84765625                    0                     0
6642 ESSICK-WOOLF UNIT #1                                      0         0.85059375                    0                     0
6643 FIRST FEDERAL SAVINGS & LOAN                              0           0.195613           0.00652043            0.48780966
6644 FLEMING #1, KATHRYN                                       0              0.855                    0                     0
6645 FLEMING #2, KATHRYN                                       0              0.855                    0                     0
6646 FLEMING #3, KATHRYN                                       0         0.19730835           0.00657692            0.49203556
6647 GRASSY-VUE FARMS #1                                       0                0.8              0.00075              0.068607
6648 GRASSY-VUE FARMS #2                                       0              0.875                    0                     0
6649 GRAY #2, FLOYD                                            0                  0                    0               0.62711


                                                                          13

[RESTUBBED TABLE]

6188 FABBRO #1                                                0.875                    0                   1 RESOURCE ENERGY INC
6189 FABBRO #2                                                0.875                    0                   1 RESOURCE ENERGY INC
6195 SEXAUER #1                                               0.875                    0                   1 RESOURCE ENERGY INC
6196 SEXAUER #2                                               0.875                    0                   1 RESOURCE ENERGY INC
6197 SOVARY-BURKHARDT #1                                      0.875                    0                   1 RESOURCE ENERGY INC
6203 GRETHER UNIT #1                                       0.859375                    0                   1 RESOURCE ENERGY INC
6206 LAPORTE UNIT #1 (LAPORTE P/L)                       0.46589896           0.26930547          0.51030547 RESOURCE ENERGY INC
6208 KELLER STEEL #1                                          0.346                    0                 0.4 RESOURCE ENERGY INC
6209 KELLER STEEL #2                                          0.346                    0                 0.4 RESOURCE ENERGY INC
6211 SIEDEL #2, GEORGE                                         0.44                    0          0.48948949 RESOURCE ENERGY INC
6212 HOELZER #1                                              0.2175                    0                0.25 RESOURCE ENERGY INC
6213 SIEDEL #4, GEORGE                                       0.1425                    0                0.15 RESOURCE ENERGY INC
6214 SIEDEL #5, GEORGE                                       0.1425                    0                0.15 RESOURCE ENERGY INC
6215 COWLING #1                                              0.2175                    0                0.25 RESOURCE ENERGY INC
6230 SMITH UNIT #3                                            0.845                    0                   1 RESOURCE ENERGY INC
6231 FITZGERALD ET AL #1                                      0.865                    0                   1 RESOURCE ENERGY INC
6233 PATTERSON #1                                             0.875                    0                   1 RESOURCE ENERGY INC
6234 PATTERSON #2                                             0.875                    0                   1 RESOURCE ENERGY INC
6238 SAVAGE #1                                                0.875                    0                   1 RESOURCE ENERGY INC
6245 BUTLER #2                                              0.06875                    0               0.075 RESOURCE ENERGY INC
6246 SHANAFELT #4                                             0.875                    0                   1 RESOURCE ENERGY INC
6305 BUTLER #1 (EDC)                                           0.01                    0                   0 RESOURCE ENERGY INC
6306 GOOD #2 (EDC)                                             0.03                    0                   0 RESOURCE ENERGY INC
6315 FARRIS #1 (LAKE REGION OIL)                              0.875                    0                   1 RESOURCE ENERGY INC
6320 KOWAL #3 SUB (EDC)                                     0.01875                    0                   0 RESOURCE ENERGY INC
6321 MARK #1 SUB (EDC)                                         0.01                    0                   0 RESOURCE ENERGY INC
6333 WARING #2                                               0.4175                    0          0.47109827 RESOURCE ENERGY INC
6336 DUTT #6 (EDC)                                             0.03                    0                   0 RESOURCE ENERGY INC
6590 SLUSS #4                                                 0.875                    0                   1 RESOURCE ENERGY INC
6592 SANOR #4                                                 0.875                    0                   1 RESOURCE ENERGY INC
6594 SUMMER #5, R.                                            0.875                    0                   1 RESOURCE ENERGY INC
6595 SUMMER #6, R.                                            0.875                    0                   1 RESOURCE ENERGY INC
6596 SLUSS #6                                                 0.875                    0                   1 RESOURCE ENERGY INC
6600 AEGERTER #2                                         0.69592083           0.57548019          0.81394249 RESOURCE ENERGY INC
6601 ALTENHOF #1                                         0.82266278                    0                   1 RESOURCE ENERGY INC
6602 BAKER #1, J. & T.                                   0.84765625                    0                   1 RESOURCE ENERGY INC
6603 BARNES #1                                           0.83531334                    0                   1 RESOURCE ENERGY INC
6604 BARNES #2                                                0.875                    0                   1 RESOURCE ENERGY INC
6605 BEESON UNIT #1                                      0.83582186                    0                   1 RESOURCE ENERGY INC
6606 BENNER UNIT #1                                          0.8587                    0                   1 RESOURCE ENERGY INC
6607 BERGER #1                                           0.83566603                    0                   1 RESOURCE ENERGY INC
6609 BUCKMAN #1                                           0.8427428                    0                   1 RESOURCE ENERGY INC
6610 BUCKMAN #2                                               0.875                    0                   1 RESOURCE ENERGY INC
6611 BURSON UNIT #2                                       0.8538714                    0                   1 RESOURCE ENERGY INC
6612 CARLE-POWELL UNIT #1                                 0.8667087                    0                   1 RESOURCE ENERGY INC
6613 CARLE-POWELL UNIT #2                                0.86201775                    0                   1 RESOURCE ENERGY INC
6614 CLARK #1, D.                                             0.855                    0                   1 RESOURCE ENERGY INC
6615 CLARK UNIT #1, P.                                        0.627           0.73333333          0.73333333 RESOURCE ENERGY INC
6616 COURTNEY #1                                              0.855                    0                   1 RESOURCE ENERGY INC
6617 COX #1                                              0.65598004           0.43664999          0.73680299 RESOURCE ENERGY INC
6617 COX #1                                              0.65598004           0.43664999          0.73680299 RESOURCE ENERGY INC
6618 CRILE #1, EVERETT                                        0.855                    0                   1 RESOURCE ENERGY INC
6619 CURFMAN #1, V.                                      0.82243868                    0                   1 RESOURCE ENERGY INC
6620 CURFMAN #2, V.                                      0.84407036                    0                   1 RESOURCE ENERGY INC
6621 CURFMAN #3, V.                                      0.84482299                    0                   1 RESOURCE ENERGY INC
6622 DAVIS #1, W.                                             0.855                    0                   1 RESOURCE ENERGY INC
6623 DAY #1, D.                                               0.875                    0                   1 RESOURCE ENERGY INC
6624 DAY #1, J.                                          0.84765625                    0                   1 RESOURCE ENERGY INC
6625 DIXON-SALEM UNIT #1                                 0.84672242                    0                   1 RESOURCE ENERGY INC
6626 DROTLEFF UNIT #1                                    0.84658375                    0                   1 RESOURCE ENERGY INC
6627 DROTLEFF #1, P.                                     0.82243868                    0                   1 RESOURCE ENERGY INC
6628 DROTLEFF #1, R.                                     0.82266278                    0                   1 RESOURCE ENERGY INC
6629 DROTLEFF #2, R.                                     0.84407036                    0                   1 RESOURCE ENERGY INC
6630 DROTLEFF #4, R.                                     0.54865273           0.61703167          0.62703167 RESOURCE ENERGY INC
6630 DROTLEFF #4, R.                                     0.54865273           0.61703167          0.62703167 RESOURCE ENERGY INC
6631 DROTLEFF #5, R.                                     0.84765625                    0                   1 RESOURCE ENERGY INC
6632 DUNN UNIT #1                                          0.847656                    0                   1 RESOURCE ENERGY INC
6633 EGLIE UNIT #1                                       0.84875001                    0                   1 RESOURCE ENERGY INC
6634 ELLYSON UNIT #1                                          0.875                    0                   1 RESOURCE ENERGY INC
6635 ELLYSON #1, C.                                      0.64166666           0.73333333          0.73333333 RESOURCE ENERGY INC
6636 ELLYSON #2, C.                                        0.848504                    0                   1 RESOURCE ENERGY INC
6637 ELLYSON #7, C.                                           0.875                    0                   1 RESOURCE ENERGY INC
6638 ESSICK #1, D.                                            0.875                    0                   1 RESOURCE ENERGY INC
6639 ESSICK #2, D.                                        0.8708618                    0                   1 RESOURCE ENERGY INC
6640 ESSICK #4, D.                                       0.75328764           0.11591675          0.86090016 RESOURCE ENERGY INC
6641 ESSICK #1, R.                                       0.84765625                    0                   1 RESOURCE ENERGY INC
6642 ESSICK-WOOLF UNIT #1                                0.85059375                    0                   1 RESOURCE ENERGY INC
6643 FIRST FEDERAL SAVINGS & LOAN                        0.68994309           0.57548069          0.81394232 RESOURCE ENERGY INC
6644 FLEMING #1, KATHRYN                                      0.855                    0                   1 RESOURCE ENERGY INC
6645 FLEMING #2, KATHRYN                                      0.855                    0                   1 RESOURCE ENERGY INC
6646 FLEMING #3, KATHRYN                                 0.69592083           0.57548019          0.81394249 RESOURCE ENERGY INC
6647 GRASSY-VUE FARMS #1                                   0.869357                    0                   1 RESOURCE ENERGY INC
6648 GRASSY-VUE FARMS #2                                      0.875                    0                   1 RESOURCE ENERGY INC
6649 GRAY #2, FLOYD                                         0.62711           0.73333333          0.73333333 RESOURCE ENERGY INC


[RESTUBBED TABLE]

6188 FABBRO #1                                                                                             0        0 OH    SUMMIT
6189 FABBRO #2                                                                                             0        0
6195 SEXAUER #1                                                                                            0        0 OH    MEDINA
6196 SEXAUER #2                                                                                            0        0 OH    MEDINA
6197 SOVARY-BURKHARDT #1                                                                                   0        0
6203 GRETHER UNIT #1                                                                                       0        0
6206 LAPORTE UNIT #1 (LAPORTE P/L)                   WOOSTER ASSOCIATES                                0.815        0 OH    SUMMIT
6208 KELLER STEEL #1                                                                                       0        0
6209 KELLER STEEL #2                                                                                       0        0 OH    MEDINA
6211 SIEDEL #2, GEORGE                                                                                     0        0 OH    MEDINA
6212 HOELZER #1                                                                                            0        0 OH    MEDINA
6213 SIEDEL #4, GEORGE                                                                                     0        0 OH    MEDINA
6214 SIEDEL #5, GEORGE                                                                                     0        0 OH    MEDINA
6215 COWLING #1                                                                                            0        0 OH    MEDINA
6230 SMITH UNIT #3                                                                                         0        0 OH    MEDINA
6231 FITZGERALD ET AL #1                                                                                   0        0 OH    MEDINA
6233 PATTERSON #1                                                                                          0        0 OH    MEDINA
6234 PATTERSON #2                                                                                          0        0 OH    MEDINA
6238 SAVAGE #1                                                                                             0        0
6245 BUTLER #2                                                                                             0        0 OH    MEDINA
6246 SHANAFELT #4                                                                                          0        0 OH    MEDINA
6305 BUTLER #1 (EDC)                                                                                       0        0 OH    MEDINA
6306 GOOD #2 (EDC)                                                                                         0        0
6315 FARRIS #1 (LAKE REGION OIL)                                                                           0        0
6320 KOWAL #3 SUB (EDC)                                                                                    0        0 OH    MEDINA
6321 MARK #1 SUB (EDC)                                                                                     0        0 OH    MEDINA
6333 WARING #2                                                                                             0        0
6336 DUTT #6 (EDC)                                                                                         0        0 OH    MEDINA
6590 SLUSS #4                                                                                              0        0 OH    COLUMB
6592 SANOR #4                                                                                              0        0 OH    COLUMB
6594 SUMMER #5, R.                                                                                         0        0 OH    COLUMB
6595 SUMMER #6, R.                                                                                         0        0 OH    COLUMB
6596 SLUSS #6                                                                                              0        0 OH    COLUMB
6600 AEGERTER #2                                     TRIANGLE ENERGY ASSOC. 1985                  0.65769165        0
6601 ALTENHOF #1                                     LANGASCO ROY INCOME PTRS 1986                0.01548828        0 OH    COLUMB
6602 BAKER #1, J. & T.                                                                                     0        0
6603 BARNES #1                                       LANGASCO ROY INCOME PTRS 1986                 0.0290625        0 OH    COLUMB
6604 BARNES #2                                                                                             0        0 OH    COLUMB
6605 BEESON UNIT #1                                  LANGASCO ROY INCOME PTRS 1986                   0.04955        0 OH    COLUMB
6606 BENNER UNIT #1                                                                                        0        0 OH    COLUMB
6607 BERGER #1                                       LANGASCO ROY INCOME PTRS 1986                  0.024375        0 OH    COLUMB
6609 BUCKMAN #1                                      LANGASCO ROY INCOME PTRS 1986                      0.03        0 OH    COLUMB
6610 BUCKMAN #2                                                                                            0        0 OH    COLUMB
6611 BURSON UNIT #2                                  LANGASCO ROY INCOME PTRS 1986                     0.015        0 OH    COLUMB
6612 CARLE-POWELL UNIT #1                                                                                  0        0 OH    COLUMB
6613 CARLE-POWELL UNIT #2                            LANGASCO ROY INCOME PTRS 1986                   0.05625        0 OH    COLUMB
6614 CLARK #1, D.                                                                                          0        0 OH    COLUMB
6615 CLARK UNIT #1, P.                               SCH JOINT VENTURE                                 0.855        0 OH    COLUMB
6616 COURTNEY #1                                                                                           0        0 OH    COLUMB
6617 COX #1                                          TD ENERGY ASSOCIATES 1983                       0.57865        0 OH    COLUMB
6617 COX #1                                          LANGASCO ROY INCOME PTRS 1986                      0.06        0
6618 CRILE #1, EVERETT                                                                                     0        0 OH    COLUMB
6619 CURFMAN #1, V.                                  LANGASCO ROY INCOME PTRS 1986                 0.0184668        0 OH    COLUMB
6620 CURFMAN #2, V.                                  LANGASCO ROY INCOME PTRS 1986                  0.047656        0 OH    COLUMB
6621 CURFMAN #3, V.                                  LANGASCO ROY INCOME PTRS 1986                0.03765625        0 OH    COLUMB
6622 DAVIS #1, W.                                                                                          0        0 OH    COLUMB
6623 DAY #1, D.                                                                                            0        0 OH    COLUMB
6624 DAY #1, J.                                                                                            0        0 OH    COLUMB
6625 DIXON-SALEM UNIT #1                             LANGASCO ROY INCOME PTRS 1986                 0.0288966        0 OH    COLUMB
6626 DROTLEFF UNIT #1                                LANGASCO ROY INCOME PTRS 1986                0.02333984        0 OH    COLUMB
6627 DROTLEFF #1, P.                                 LANGASCO ROY INCOME PTRS 1986                 0.0184668        0 OH    COLUMB
6628 DROTLEFF #1, R.                                 LANGASCO ROY INCOME PTRS 1986                0.01548828        0 OH    COLUMB
6629 DROTLEFF #2, R.                                 LANGASCO ROY INCOME PTRS 1986                  0.047656        0 OH    COLUMB
6630 DROTLEFF #4, R.                                 SUNRAY ENERGY ASSOCIATES 1984                 0.2916375        0 OH    COLUMB
6630 DROTLEFF #4, R.                                 TRIANGLE ENERGY ASSOC. 1984                   0.5833625        0
6631 DROTLEFF #5, R.                                                                                       0        0 OH    COLUMB
6632 DUNN UNIT #1                                                                                          0        0 OH    COLUMB
6633 EGLIE UNIT #1                                                                                         0        0 OH    COLUMB
6634 ELLYSON UNIT #1                                                                                       0        0 OH    COLUMB
6635 ELLYSON #1, C.                                  SCH JOINT VENTURE                                 0.875        0 OH    COLUMB
6636 ELLYSON #2, C.                                                                                        0        0 OH    COLUMB
6637 ELLYSON #7, C.                                                                                        0        0 OH    COLUMB
6638 ESSICK #1, D.                                                                                         0        0 OH    COLUMB
6639 ESSICK #2, D.                                   LANGASCO ROY INCOME PTRS 1986                     0.055        0 OH    COLUMB
6640 ESSICK #4, D.                                   CLINCHER ENERGY ASSOC 1986                   0.22769338        0
6641 ESSICK #1, R.                                                                                         0        0 OH    COLUMB
6642 ESSICK-WOOLF UNIT #1                                                                                  0        0 OH    COLUMB
6643 FIRST FEDERAL SAVINGS & LOAN                    TRIANGLE ENERGY ASSOC. 1985                    0.652043        0 OH    COLUMB
6644 FLEMING #1, KATHRYN                                                                                   0        0 OH    COLUMB
6645 FLEMING #2, KATHRYN                                                                                   0        0 OH    COLUMB
6646 FLEMING #3, KATHRYN                             TRIANGLE ENERGY ASSOC. 1985                  0.65769165        0 OH    COLUMB
6647 GRASSY-VUE FARMS #1                             LANGASCO ROY INCOME PTRS 1986                     0.075        0 OH    COLUMB
6648 GRASSY-VUE FARMS #2                                                                                   0        0 OH    COLUMB
6649 GRAY #2, FLOYD                                  SCH JOINT VENTURE                               0.85515        0 OH    COLUMB


6650 GRAY #4, FLOYD                               0                     0.855                         0                         0
6651 HAHN #1, CLARK                               0                    0.8125                         0                         0
6652 HAHN #1, F.                                  0                0.84765625                         0                         0
6653 HAHN #2, FRANK                               0                0.84765625                         0                         0
6654 HANLIN #1, DELBERT                           0                     0.875                         0                         0
6655 HAUBERT #2, DON                              0                   0.84875                         0                         0
6656 HAWK #1, GEORGE                              0                0.19730835                         0                         0
6656 HAWK #1, GEORGE                              0                0.19730835                         0                         0
6657 HAWK #3, GEORGE                              0                         0                   0.00855                0.67451484
6658 HILLIARD #1, CLYDE                           0                    0.8713                         0                         0
6659 HILLIARD OYSTER UNIT #1                      0                     0.875                         0                         0
6660 HILVERDING #1                                0                0.84765623                         0                         0
6661 HILVERDING #2                                0                      0.82                0.00027656                0.02529883
6662 HIMES #1, G.                                 0                     0.875                         0                         0
6663 HIMES #2, G.                                 0                     0.875                         0                         0
6664 HOVANIC #1                            0.013125                       0.8                0.00024375                0.02229728
6665 HUMPHREY #1                               0.01                     0.815                    0.0005                  0.045738
6666 HUTTER #2                                    0                         0                   0.00855                0.67451484
6667 IRWIN #1, J.                                 0                0.84765625                         0                         0
6668 IRWIN-SUMMER UNIT #1                         0                0.05124656                0.00795053                 0.4394658
6669 JACKSON #1                                   0                    0.8125                         0                         0
6670 JACKSON #2                                0.03                     0.815                         0                         0
6671 JORDAN #1, ERROL                             0                0.05103657                 0.0079662                0.44033154
6672 JORDAN-VINCENT #1                            0                  0.842861                         0                         0
6673 KENSINGER #1                                 0                         0                0.01000001                0.65424772
6673 KENSINGER #1                                 0                         0                0.01000001                0.65424772
6674 KENSINGER-BERNDT UNIT #1                     0                0.87431639                0.00060094                0.05497159
6675 KETTERING #1                                 0                     0.825                         0                         0
6676 KIKO AND ASSOCIATES                          0                      0.84                   0.00015                 0.0137214
6677 KIKO-WHITELEATHER #1                         0                  0.853237                         0                         0
6678 KLEMMAN #1                                   0                         0                         0                0.64166666
6679 KLINE #1                                     0                     0.815                    0.0006                 0.0548856
6680 KNIZAT #1, S.                                0                     0.815                0.00016328                 0.0149362
6681 LAUTZENHEISER #1                             0                     0.855                         0                         0
6682 LEE #1                              0.00786133                       0.8                  0.000146                0.01335513
6683 LITTLE #2, D.                                0                0.07382812                0.01754238                0.44424877
6684 LOWMILLER #1                         0.0032344                     0.815                0.00011141                0.01019098
6685 LOWMILLER #2                                 0                      0.81                 0.0003375                0.03087315
6686 LOWMILLER #3                                 0                   0.84375                         0                         0
6687 MCLAUGHLIN UNIT #1                           0                     0.815                    0.0006                 0.0548856
6688 MERCER #1                                    0                       0.8                0.00047656                0.04359403
6689 MERCER #2                                 0.01                     0.815                    0.0005                  0.045738
6690 MILLER #1, WALTER                            0                0.64730662                0.00455387                0.10142715
6691 MILLER #2, WALTER                            0                     0.875                         0                         0
6692 MILLER #3, WALTER                            0                0.05268291                0.00822317                0.45453578
6693 MONTAN #1, JACOB                             0                0.18930351                0.00631009                0.47207358
6694 MONTAN #2, JACOB                             0                         0                         0                 0.6015625
6695 NORTON #1, CHRISTOPHER                       0                         0                         0                0.62241666
6696 OYSTER #1, KENNETH                           0                     0.875                         0                         0
6697 PATTERSON #1                                 0                   0.23635                 0.0088747                0.41075534
6697 PATTERSON #1                                 0                   0.23635                 0.0088747                0.41075534
6698 PATTERSON #2                                 0                         0                0.00875001                0.53990272
6698 PATTERSON #2                                 0                         0                0.00875001                0.53990272
6699 PATTERSON #3                                 0                         0                         0                0.64166666
6700 PATTERSON-ROSS UNIT #1                       0                         0                         0                0.64166666
6701 PHILLIPS #2, RICHARD                         0                     0.855                         0                         0
6702 PICKNELL-MILLER UNIT #1                      0                         0                0.00875001                0.53990272
6702 PICKNELL-MILLER UNIT #1                      0                         0                0.00875001                0.53990272
6703 PICKNELL-MILLER UNIT #2                      0                     0.875                         0                         0
6704 PNA SPORTSMAN #1                             0                         0                   0.00855                0.67451484
6705 POWELL #1, R.                         0.013125                       0.8                0.00024375                0.02229728
6706 PRENDERGAST UNIT #1                          0                   0.84875                         0                         0
6707 PRICE #1, THOMAS                             0                      0.84                   0.00015                 0.0137214
6708 PRICE #2, THOMAS                             0                     0.855                         0                         0
6709 PRICE #3, THOMAS                             0                     0.855                         0                         0
6710 PRICE #4, THOMAS                             0                     0.855                         0                         0
6711 ROSENBERGER #1                      0.00536133                0.79999999                0.00018467                0.01689269
6712 ROSENBERGER #2                               0                      0.84                 0.0000375                0.00343035
6713 RUFENER #1                                   0                    0.8375                         0                         0
6715 SANOR UNIT #1, D.                            0                      0.82                0.00015706                0.01436722
6716 SANOR #1, JOHN                               0                0.84181016                         0                         0
6717 SANOR #2, J.                                 0                         0                         0                0.61732745
6718 SANOR #3, JOHN                               0                0.84181016                         0                         0
6719 SANOR #1, L.                                 0                     0.875                         0                         0
6720 SANOR-IRWIN UNIT #1                          0                0.84765625                         0                         0
6721 SCHNEIDER-STONEMETZ #1                       0                0.05114692                0.00798342                0.44128359
6722 SIMMONS-HAWK UNIT #1                         0                         0                         0                    0.6204
6723 SLUSS #1                                     0                     0.815                    0.0006                 0.0548856
6724 SLUSS #2                                     0                         0                0.00875001                0.53990272
6724 SLUSS #2                                     0                         0                0.00875001                0.53990272
6725 SLUSS #3                                     0                     0.875                         0                         0
6726 SMITH #1, C.                                 0                      0.81                0.00037656                0.03444643
6727 SMITH #3, C.                                 0                0.84765625                         0                         0
6728 SMITH #1, D.                                 0                       0.8                   0.00075                  0.068607

                                                                         14

(RESTUBBED TABLE)

6650 GRAY #4, FLOYD                      0.855                          0                                1 RESOURCE ENERGY INC
6651 HAHN #1, CLARK                     0.8125                          0                                1 RESOURCE ENERGY INC
6652 HAHN #1, F.                    0.84765625                          0                                1 RESOURCE ENERGY INC
6653 HAHN #2, FRANK                 0.84765625                          0                                1 RESOURCE ENERGY INC
6654 HANLIN #1, DELBERT                  0.875                          0                                1 RESOURCE ENERGY INC
6655 HAUBERT #2, DON                   0.84875                          0                                1 RESOURCE ENERGY INC
6656 HAWK #1, GEORGE                0.19730835                          0                          0.23077 RESOURCE ENERGY INC
6656 HAWK #1, GEORGE                0.19730835                          0                          0.23077 RESOURCE ENERGY INC
6657 HAWK #3, GEORGE                0.68306484                 0.78890625                       0.79890625 RESOURCE ENERGY INC
6658 HILLIARD #1, CLYDE                 0.8713                          0                                1 RESOURCE ENERGY INC
6659 HILLIARD OYSTER UNIT #1             0.875                          0                                1 RESOURCE ENERGY INC
6660 HILVERDING #1                  0.84765623                          0                                1 RESOURCE ENERGY INC
6661 HILVERDING #2                  0.84557539                          0                                1 RESOURCE ENERGY INC
6662 HIMES #1, G.                        0.875                          0                                1 RESOURCE ENERGY INC
6663 HIMES #2, G.                        0.875                          0                                1 RESOURCE ENERGY INC
6664 HOVANIC #1                     0.83566603                          0                                1 RESOURCE ENERGY INC
6665 HUMPHREY #1                      0.871238                          0                                1 RESOURCE ENERGY INC
6666 HUTTER #2                      0.68306484                 0.78890625                       0.79890625 RESOURCE ENERGY INC
6667 IRWIN #1, J.                   0.84765625                          0                                1 RESOURCE ENERGY INC
6668 IRWIN-SUMMER UNIT #1           0.49866289                 0.51927897                       0.58922709 RESOURCE ENERGY INC
6669 JACKSON #1                         0.8125                          0                                1 RESOURCE ENERGY INC
6670 JACKSON #2                          0.845                          0                                1 RESOURCE ENERGY INC
6671 JORDAN #1, ERROL               0.49933431                 0.51946946                       0.58907641 RESOURCE ENERGY INC
6672 JORDAN-VINCENT #1                0.842861                          0                                1 RESOURCE ENERGY INC
6673 KENSINGER #1                   0.66424773                 0.61703167                       0.62703167 RESOURCE ENERGY INC
6673 KENSINGER #1                   0.66424773                 0.61703167                       0.62703167 RESOURCE ENERGY INC
6674 KENSINGER-BERNDT UNIT #1       0.92988892                          0                                1 RESOURCE ENERGY INC
6675 KETTERING #1                        0.825                          0                                1 RESOURCE ENERGY INC
6676 KIKO AND ASSOCIATES             0.8538714                          0                                1 RESOURCE ENERGY INC
6677 KIKO-WHITELEATHER #1             0.853237                          0                                1 RESOURCE ENERGY INC
6678 KLEMMAN #1                     0.64166666                 0.73333333                       0.73333333 RESOURCE ENERGY INC
6679 KLINE #1                        0.8704856                          0                                1 RESOURCE ENERGY INC
6680 KNIZAT #1, S.                  0.83009948                          0                                1 RESOURCE ENERGY INC
6681 LAUTZENHEISER #1                    0.855                          0                                1 RESOURCE ENERGY INC
6682 LEE #1                         0.82136246                          0                                1 RESOURCE ENERGY INC
6683 LITTLE #2, D.                  0.53561927                 0.54156041                        0.6529454 RESOURCE ENERGY INC
6684 LOWMILLER #1                   0.82853679                          0                                1 RESOURCE ENERGY INC
6685 LOWMILLER #2                   0.84121065                          0                                1 RESOURCE ENERGY INC
6686 LOWMILLER #3                      0.84375                          0                                1 RESOURCE ENERGY INC
6687 MCLAUGHLIN UNIT #1              0.8704856                          0                                1 RESOURCE ENERGY INC
6688 MERCER #1                      0.84407059                          0                                1 RESOURCE ENERGY INC
6689 MERCER #2                        0.871238                          0                                1 RESOURCE ENERGY INC
6690 MILLER #1, WALTER              0.75328764                 0.11591675                       0.86090016 RESOURCE ENERGY INC
6691 MILLER #2, WALTER                   0.875                          0                                1 RESOURCE ENERGY INC
6692 MILLER #3, WALTER              0.51544186                 0.51946946                       0.58907641 RESOURCE ENERGY INC
6693 MONTAN #1, JACOB               0.66768718                 0.57548019                       0.81394249 RESOURCE ENERGY INC
6694 MONTAN #2, JACOB                0.6015625                 0.73333333                       0.73333333 RESOURCE ENERGY INC
6695 NORTON #1, CHRISTOPHER         0.62241666                 0.73333333                       0.73333333 RESOURCE ENERGY INC
6696 OYSTER #1, KENNETH                  0.875                          0                                1 RESOURCE ENERGY INC
6697 PATTERSON #1                   0.65598004                 0.43664999                       0.73680299 RESOURCE ENERGY INC
6697 PATTERSON #1                   0.65598004                 0.43664999                       0.73680299 RESOURCE ENERGY INC
6698 PATTERSON #2                   0.54865273                 0.61703167                       0.62703167 RESOURCE ENERGY INC
6698 PATTERSON #2                   0.54865273                 0.61703167                       0.62703167 RESOURCE ENERGY INC
6699 PATTERSON #3                   0.64166666                 0.73333333                       0.73333333 RESOURCE ENERGY INC
6700 PATTERSON-ROSS UNIT #1         0.64166666                 0.73333333                       0.73333333 RESOURCE ENERGY INC
6701 PHILLIPS #2, RICHARD                0.855                          0                                1 RESOURCE ENERGY INC
6702 PICKNELL-MILLER UNIT #1        0.54865273                 0.61703167                       0.62703167 RESOURCE ENERGY INC
6702 PICKNELL-MILLER UNIT #1        0.54865273                 0.61703167                       0.62703167 RESOURCE ENERGY INC
6703 PICKNELL-MILLER UNIT #2             0.875                          0                                1 RESOURCE ENERGY INC
6704 PNA SPORTSMAN #1               0.68306484                 0.78890625                       0.79890625 RESOURCE ENERGY INC
6705 POWELL #1, R.                  0.83566603                          0                                1 RESOURCE ENERGY INC
6706 PRENDERGAST UNIT #1               0.84875                          0                                1 RESOURCE ENERGY INC
6707 PRICE #1, THOMAS                0.8538714                          0                                1 RESOURCE ENERGY INC
6708 PRICE #2, THOMAS                    0.855                          0                                1 RESOURCE ENERGY INC
6709 PRICE #3, THOMAS                    0.855                          0                                1 RESOURCE ENERGY INC
6710 PRICE #4, THOMAS                    0.855                          0                                1 RESOURCE ENERGY INC
6711 ROSENBERGER #1                 0.82243868                          0                                1 RESOURCE ENERGY INC
6712 ROSENBERGER #2                 0.84346785                          0                                1 RESOURCE ENERGY INC
6713 RUFENER #1                         0.8375                          0                                1 RESOURCE ENERGY INC
6715 SANOR UNIT #1, D.              0.83452428                          0                                1 RESOURCE ENERGY INC
6716 SANOR #1, JOHN                 0.84181016                          0                                1 RESOURCE ENERGY INC
6717 SANOR #2, J.                   0.61732745                 0.73333333                       0.73333333 RESOURCE ENERGY INC
6718 SANOR #3, JOHN                 0.84181016                          0                                1 RESOURCE ENERGY INC
6719 SANOR #1, L.                        0.875                          0                                1 RESOURCE ENERGY INC
6720 SANOR-IRWIN UNIT #1            0.84765625                          0                                1 RESOURCE ENERGY INC
6721 SCHNEIDER-STONEMETZ #1         0.50041393                 0.51946946                       0.58907641 RESOURCE ENERGY INC
6722 SIMMONS-HAWK UNIT #1               0.6204                 0.73333333                       0.73333333 RESOURCE ENERGY INC
6723 SLUSS #1                        0.8704856                          0                                1 RESOURCE ENERGY INC
6724 SLUSS #2                       0.54865273                 0.61703167                       0.62703167 RESOURCE ENERGY INC
6724 SLUSS #2                       0.54865273                 0.61703167                       0.62703167 RESOURCE ENERGY INC
6725 SLUSS #3                            0.875                          0                                1 RESOURCE ENERGY INC
6726 SMITH #1, C.                   0.84482299                          0                                1 RESOURCE ENERGY INC
6727 SMITH #3, C.                   0.84765625                          0                                1 RESOURCE ENERGY INC
6728 SMITH #1, D.                     0.869357                          0                                1 RESOURCE ENERGY INC

(RESTUBBED TABLE)

6650 GRAY #4, FLOYD                                                                        0                0 OH           COLUMB
6651 HAHN #1, CLARK                                                                        0                0 OH           COLUMB
6652 HAHN #1, F.                                                                           0                0 OH           COLUMB
6653 HAHN #2, FRANK                                                                        0                0 OH           COLUMB
6654 HANLIN #1, DELBERT                                                                    0                0 OH           COLUMB
6655 HAUBERT #2, DON                                                                       0                0 OH           COLUMB
6656 HAWK #1, GEORGE                                                                       0                0 OH           COLUMB
6656 HAWK #1, GEORGE                                                                       0                0
6657 HAWK #3, GEORGE                LANGASCO OHIO DRLG PTRS 1985                       0.855                0 OH           COLUMB
6658 HILLIARD #1, CLYDE                                                                    0                0 OH           COLUMB
6659 HILLIARD OYSTER UNIT #1                                                               0                0 OH           COLUMB
6660 HILVERDING #1                                                                         0                0 OH           COLUMB
6661 HILVERDING #2                  LANGASCO ROY INCOME PTRS 1986                 0.02765625                0 OH           COLUMB
6662 HIMES #1, G.                                                                          0                0 OH           COLUMB
6663 HIMES #2, G.                                                                          0                0 OH           COLUMB
6664 HOVANIC #1                     LANGASCO ROY INCOME PTRS 1986                   0.024375                0 OH           COLUMB
6665 HUMPHREY #1                    LANGASCO ROY INCOME PTRS 1986                       0.05                0 OH           COLUMB
6666 HUTTER #2                      LANGASCO OHIO DRLG PTRS 1985                       0.855                0 OH           COLUMB
6667 IRWIN #1, J.                                                                          0                0 OH           COLUMB
6668 IRWIN-SUMMER UNIT #1           LANGASCO OHIO DRLG PTRS 1986                  0.79505345                0 OH           COLUMB
6669 JACKSON #1                                                                            0                0 OH           COLUMB
6670 JACKSON #2                                                                            0                0 OH           COLUMB
6671 JORDAN #1, ERROL               LANGASCO OHIO DRLG PTRS 1986                  0.79661968                0 OH           COLUMB
6672 JORDAN-VINCENT #1                                                                     0                0 OH           COLUMB
6673 KENSINGER #1                   SUNRAY ENERGY ASSOCIATES 1984                  0.2916375                0 OH           COLUMB
6673 KENSINGER #1                   TRIANGLE ENERGY ASSOC. 1984                    0.5833625                0
6674 KENSINGER-BERNDT UNIT #1       LANGASCO ROY INCOME PTRS 1986                   0.060094                0 OH           COLUMB
6675 KETTERING #1                                                                          0                0 OH           COLUMB
6676 KIKO AND ASSOCIATES            LANGASCO ROY INCOME PTRS 1986                      0.015                0 OH           COLUMB
6677 KIKO-WHITELEATHER #1                                                                  0                0 OH           COLUMB
6678 KLEMMAN #1                     SCH JOINT VENTURE                                  0.875                0 OH           COLUMB
6679 KLINE #1                       LANGASCO ROY INCOME PTRS 1986                       0.06                0 OH           COLUMB
6680 KNIZAT #1, S.                  LANGASCO ROY INCOME PTRS 1986                   0.016328                0 OH           COLUMB
6681 LAUTZENHEISER #1                                                                      0                0 OH           COLUMB
6682 LEE #1                         LANGASCO ROY INCOME PTRS 1986                  0.0145996                0 OH           COLUMB
6683 LITTLE #2, D.                  TD/TRIANGLE ENERGY ASSOCIATES                 0.74648438                0 OH           COLUMB
6684 LOWMILLER #1                   LANGASCO ROY INCOME PTRS 1986                  0.0111406                0 OH           COLUMB
6685 LOWMILLER #2                   LANGASCO ROY INCOME PTRS 1986                    0.03375                0 OH           COLUMB
6686 LOWMILLER #3                                                                          0                0 OH           COLUMB
6687 MCLAUGHLIN UNIT #1             LANGASCO ROY INCOME PTRS 1986                       0.06                0 OH           COLUMB
6688 MERCER #1                      LANGASCO ROY INCOME PTRS 1986                 0.04765625                0
6689 MERCER #2                      LANGASCO ROY INCOME PTRS 1986                       0.05                0 OH           COLUMB
6690 MILLER #1, WALTER              CLINCHER ENERGY ASSOC 1986                    0.22769338                0
6691 MILLER #2, WALTER                                                                     0                0 OH           COLUMB
6692 MILLER #3, WALTER              LANGASCO OHIO DRLG PTRS 1986                  0.82231709                0
6693 MONTAN #1, JACOB               TRIANGLE ENERGY ASSOC. 1985                   0.63100897                0 OH           COLUMB
6694 MONTAN #2, JACOB               SCH JOINT VENTURE                              0.8203125                0 OH           COLUMB
6695 NORTON #1, CHRISTOPHER         SCH JOINT VENTURE                                0.84875                0 OH           COLUMB
6696 OYSTER #1, KENNETH                                                                    0                0 OH           COLUMB
6697 PATTERSON #1                   TD ENERGY ASSOCIATES 1983                        0.57865                0 OH           COLUMB
6697 PATTERSON #1                   LANGASCO ROY INCOME PTRS 1986                       0.06                0
6698 PATTERSON #2                   SUNRAY ENERGY ASSOCIATES 1984                  0.2916375                0 OH           COLUMB
6698 PATTERSON #2                   TRIANGLE ENERGY ASSOC. 1984                    0.5833625                0
6699 PATTERSON #3                   SCH JOINT VENTURE                                  0.875                0 OH           COLUMB
6700 PATTERSON-ROSS UNIT #1         SCH JOINT VENTURE                                  0.875                0 OH           COLUMB
6701 PHILLIPS #2, RICHARD                                                                  0                0 OH           COLUMB
6702 PICKNELL-MILLER UNIT #1        SUNRAY ENERGY ASSOCIATES 1984                  0.2916375                0 OH           COLUMB
6702 PICKNELL-MILLER UNIT #1        TRIANGLE ENERGY ASSOC. 1984                    0.5833625                0
6703 PICKNELL-MILLER UNIT #2                                                               0                0 OH           COLUMB
6704 PNA SPORTSMAN #1               LANGASCO OHIO DRLG PTRS 1985                       0.855                0 OH           COLUMB
6705 POWELL #1, R.                  LANGASCO ROY INCOME PTRS 1986                   0.024375                0 OH           COLUMB
6706 PRENDERGAST UNIT #1                                                                   0                0 OH           COLUMB
6707 PRICE #1, THOMAS               LANGASCO ROY INCOME PTRS 1986                      0.015                0 OH           COLUMB
6708 PRICE #2, THOMAS                                                                      0                0 OH           COLUMB
6709 PRICE #3, THOMAS                                                                      0                0 OH           COLUMB
6710 PRICE #4, THOMAS                                                                      0                0 OH           COLUMB
6711 ROSENBERGER #1                 LANGASCO ROY INCOME PTRS 1986                  0.0184668                0 OH           COLUMB
6712 ROSENBERGER #2                 LANGASCO ROY INCOME PTRS 1986                    0.00375                0 OH           COLUMB
6713 RUFENER #1                                                                            0                0 OH           COLUMB
6715 SANOR UNIT #1, D.              LANGASCO ROY INCOME PTRS 1986                   0.015706                0 OH           COLUMB
6716 SANOR #1, JOHN                                                                        0                0 OH           COLUMB
6717 SANOR #2, J.                   SCH JOINT VENTURE                             0.84181016                0 OH           COLUMB
6718 SANOR #3, JOHN                                                                        0                0 OH           COLUMB
6719 SANOR #1, L.                                                                          0                0 OH           COLUMB
6720 SANOR-IRWIN UNIT #1                                                                   0                0 OH           COLUMB
6721 SCHNEIDER-STONEMETZ #1         LANGASCO OHIO DRLG PTRS 1986                  0.79834208                0 OH           COLUMB
6722 SIMMONS-HAWK UNIT #1           SCH JOINT VENTURE                                  0.846                0 OH           COLUMB
6723 SLUSS #1                       LANGASCO ROY INCOME PTRS 1986                       0.06                0 OH           COLUMB
6724 SLUSS #2                       SUNRAY ENERGY ASSOCIATES 1984                  0.2916375                0 OH           COLUMB
6724 SLUSS #2                       TRIANGLE ENERGY ASSOC. 1984                    0.5833625                0
6725 SLUSS #3                                                                              0                0 OH           COLUMB
6726 SMITH #1, C.                   LANGASCO ROY INCOME PTRS 1986                 0.03765625                0 OH           COLUMB
6727 SMITH #3, C.                                                                          0                0 OH           COLUMB
6728 SMITH #1, D.                   LANGASCO ROY INCOME PTRS 1986                      0.075                0 OH           COLUMB

6729 SMITH #2, E.                              0                0.62881215                0.00442376                0.09852923
6730 SMITH-STIFFLER UNIT #1                    0                      0.84                    0.0003                 0.0274428
6731 SNYDER #1, MARY                  0.00833984                       0.8                0.00015488                0.01416806
6732 SNYDER #3, MARY                           0                      0.79                0.00037656                0.03444643
6733 SNYDER-PNA UNIT #1                        0                         0                         0                 0.6243072
6734 SNYDER-PNA UNIT #2                        0                0.05125764                 0.0080007                 0.4422389
6735 SOLOMAN UNIT #1                        0.01                     0.815                    0.0005                  0.045738
6736 SOLOMAN #1, J.                            0                         0                0.00875001                0.53990272
6736 SOLOMAN #1, J.                            0                         0                0.00875001                0.53990272
6737 SOLOMAN #1, R.                            0                       0.8                   0.00075                  0.068607
6738 SPACK #1                              0.075                0.08156526                         0                         0
6739 STIFFLER #1                           0.055                0.08156526                         0                         0
6740 STONEMETZ #1                              0                    0.8125                         0                         0
6741 STONEMETZ #2                      0.0032344                     0.815                0.00011141                0.01019098
6742 STRYFFELER #1                         0.075                0.08156526                         0                         0
6743 STRYFFELER UNIT #2                        0                   0.86224                         0                         0
6744 STRYFFELER #3                             0                         0                         0                     0.627
6745 STRYFFELER #4                             0                      0.84                   0.00015                 0.0137214
6746 STRYFFELER #5                             0                     0.855                         0                         0
6747 STRYFFELER #6                             0                0.63251104                0.00444978                0.09910882
6748 STRYFFELER #7                             0                0.05147873                0.00803521                0.44414639
6749 STURGEON #1                               0                         0                         0                     0.627
6750 STURGEON #2                               0                0.86126522                         0                         0
6751 SUMMER #1, K.                      0.013125                       0.8                0.00024375                0.02229728
6752 SUMMER #2, K.                             0                       0.8                   0.00075                  0.068607
6753 SUMMER #3, K.                             0                     0.875                         0                         0
6754 SUMMER K. #4                              0                   0.23635                 0.0088747                0.41075534
6754 SUMMER K. #4                              0                   0.23635                 0.0088747                0.41075534
6755 SUMMER #1, ROBERT                         0                         0                   0.00855                0.73907782
6755 SUMMER #1, ROBERT                         0                         0                   0.00855                0.73907782
6756 SUMMER #2, ROBERT                         0                     0.855                         0                         0
6757 TEMME UNIT #1                             0                0.87363281                         0                         0
6758 THOMA #1                                  0                     0.875                         0                         0
6759 TRIMBLE UNIT #1                           0                     0.875                         0                         0
6760 VANDERGRIFT #1                            0                     0.855                         0                         0
6762 WAUGH #1, ROY                             0                         0                         0                     0.627
6763 WEAVER #1                                 0                       0.8                  0.000375                 0.0343035
6764 WEAVER #2                                 0                       0.8                   0.00075                  0.068607
6765 WEAVER #3                                 0                      0.81                   0.00065                 0.0594594
6766 WEAVER #4                                 0                      0.84                   0.00015                 0.0137214
6767 WEAVER-CURFMAN UNIT #1                    0                      0.84                0.00025685                0.02349524
6768 WHITELEATHER #1                  0.00492188                0.79999999                0.00016953                0.01550805
6769 WHITELEATHER #2                           0                       0.8                0.00021875                0.02001038
6770 WHITELEATHER #3                           0                         0                         0                   0.61875
6771 WHITELEATHER #9                           0                   0.84375                         0                         0
6772 WHITELEATHER-ROSENBERGER #1               0                   0.84375                         0                         0
6773 WICKERSHAM #1, C.                         0                0.84765625                         0                         0
6774 WICKERSHAM #2, C. & D.                    0                0.84765625                         0                         0
6775 WICKERSHAM #3, C.                         0                      0.82                0.00007656                0.00700363
6776 WICKERSHAM #1, H.                         0                       0.8                   0.00055                 0.0503118
6777 WICKERSHAM #2, H.                         0                      0.81                   0.00045                 0.0411642
6778 WICKERSHAM #3, H.                      0.01                     0.815                    0.0003                 0.0274428
6779 WICKERSHAM-JORDAN UNIT #1                 0                0.81999999                0.00044865                0.04104087
6780 WILSON-DAY UNIT #1                    0.075                0.08156526                         0                         0
6780 WILSON-DAY UNIT #1                    0.075                0.08156526                         0                         0
6781 WOOLF #1, BRUCE                           0                    0.8475                         0                         0
6782 WOOLF #1, C.                      0.0084375                       0.8                0.00029063                0.02658521
6783 WOOLF #2, C.                              0                      0.81                   0.00065                 0.0594594
6784 WOOLF #1, WILLIAM                         0                0.19085519                0.00636181                0.47594305
6785 WOOLF #3, WILLIAM                         0                     0.855                         0                         0
6876 KIKO #1 (VANGUARD)                 0.024375                         0                         0                         0
6877 KIKO #2 (VANGUARD)                 0.024375                         0                         0                         0
7000 ADDY #2                                   0                  0.048432                0.00515103                0.23098294
7000 ADDY #2                                   0                  0.048432                0.00515103                0.23098294
7001 ANGEL #1, DAVID                    0.093242                  0.754414                         0                         0
7002 ANGEL #2, DAVID                   0.0057482                         0                0.00803114                 0.3143415
7003 ANGEL #3, DAVID                   0.0057482                 0.0739075                 0.0053625                0.22586349
7003 ANGEL #3, DAVID                   0.0057482                 0.0739075                 0.0053625                0.22586349
7004 APPEL-COMMELLA #1                         0                 0.2494409                         0                0.05002052
7005 APPEL-COMMELLA #2                 0.0092934                 0.3431194                         0                 0.0293071
7006 ARMSTRONG #1, FRANCIS              0.012813                         0                  0.418839                0.04670322
7007 ARMSTRONG UNIT #2, LOIS              0.0661                     0.042                  0.354315                  0.056778
7007 ARMSTRONG UNIT #2, LOIS              0.0661                     0.042                  0.354315                  0.056778
7008 ARNOLD UNIT #1, ROY                       0                 0.4655027                         0                0.00636364
7009 ARTH #1, CHARLES                          0                 0.6520303                         0                0.00636364
7011 BAKER #1, DALE                     0.034965                  0.822105                         0                         0
7012 BELLE #1, ROBERT                          0                   0.06273                0.00447517                0.29531077
7012 BELLE #1, ROBERT                          0                   0.06273                0.00447517                0.29531077
7013 BINEGAR #1, HALDEN                 0.024175                    0.5525                         0                0.03219698
7014 BOURNE #1, ROGER                       0.01                 0.4875034                0.00206473                0.11491437
7015 BOZ BROTHERS #1                        0.03                         0                   0.00845                0.47029222
7016 BRANDON #1, JAMES                  0.041968                  0.728241                         0                         0
7017 BRODE #1, JOYCE                   0.0134433                 0.3761289                         0                0.02648149
7018 BRODE ET AL #2, JOYCE               0.03115                   0.20601                         0                0.09290912

                                                                          15

(RESTUBBED TABLE)

6729 SMITH #2, E.                  0.73176514                 0.11591675                       0.86090017 RESOURCE ENERGY INC
6730 SMITH-STIFFLER UNIT #1         0.8677428                          0                                1 RESOURCE ENERGY INC
6731 SNYDER #1, MARY               0.82266278                          0                                1 RESOURCE ENERGY INC
6732 SNYDER #3, MARY               0.82482299                          0                                1 RESOURCE ENERGY INC
6733 SNYDER-PNA UNIT #1             0.6243072                 0.73333333                       0.73333333 RESOURCE ENERGY INC
6734 SNYDER-PNA UNIT #2            0.50149724                 0.51946946                       0.58907641 RESOURCE ENERGY INC
6735 SOLOMAN UNIT #1                 0.871238                          0                                1 RESOURCE ENERGY INC
6736 SOLOMAN #1, J.                0.54865273                 0.61703167                       0.62703167 RESOURCE ENERGY INC
6736 SOLOMAN #1, J.                0.54865273                 0.61703167                       0.62703167 RESOURCE ENERGY INC
6737 SOLOMAN #1, R.                  0.869357                          0                                1 RESOURCE ENERGY INC
6738 SPACK #1                      0.15656526                          0                       0.10195658 RESOURCE ENERGY INC
6739 STIFFLER #1                   0.13656526                          0                       0.10195658 RESOURCE ENERGY INC
6740 STONEMETZ #1                      0.8125                          0                                1 RESOURCE ENERGY INC
6741 STONEMETZ #2                  0.82853679                          0                                1 RESOURCE ENERGY INC
6742 STRYFFELER #1                 0.15656526                          0                       0.10195658 RESOURCE ENERGY INC
6743 STRYFFELER UNIT #2               0.86224                          0                                1 RESOURCE ENERGY INC
6744 STRYFFELER #3                      0.627                 0.73333333                       0.73333333 RESOURCE ENERGY INC
6745 STRYFFELER #4                  0.8538714                          0                                1 RESOURCE ENERGY INC
6746 STRYFFELER #5                      0.855                          0                                1 RESOURCE ENERGY INC
6747 STRYFFELER #6                 0.73606964                 0.11591675                       0.86090016 RESOURCE ENERGY INC
6748 STRYFFELER #7                 0.50366033                 0.51946946                       0.58907641 RESOURCE ENERGY INC
6749 STURGEON #1                        0.627                 0.73333333                       0.73333333 RESOURCE ENERGY INC
6750 STURGEON #2                   0.86126522                          0                                1 RESOURCE ENERGY INC
6751 SUMMER #1, K.                 0.83566603                          0                                1 RESOURCE ENERGY INC
6752 SUMMER #2, K.                   0.869357                          0                                1 RESOURCE ENERGY INC
6753 SUMMER #3, K.                      0.875                          0                                1 RESOURCE ENERGY INC
6754 SUMMER K. #4                  0.65598004                 0.43664999                       0.73680299 RESOURCE ENERGY INC
6754 SUMMER K. #4                  0.65598004                 0.43664999                       0.73680299 RESOURCE ENERGY INC
6755 SUMMER #1, ROBERT             0.74762782                  0.8644185                        0.8744185 RESOURCE ENERGY INC
6755 SUMMER #1, ROBERT             0.74762782                  0.8644185                        0.8744185 RESOURCE ENERGY INC
6756 SUMMER #2, ROBERT                  0.855                          0                                1 RESOURCE ENERGY INC
6757 TEMME UNIT #1                 0.87363281                          0                                1 RESOURCE ENERGY INC
6758 THOMA #1                           0.875                          0                                1 RESOURCE ENERGY INC
6759 TRIMBLE UNIT #1                    0.875                          0                                1 RESOURCE ENERGY INC
6760 VANDERGRIFT #1                     0.855                          0                                1 RESOURCE ENERGY INC
6762 WAUGH #1, ROY                      0.627                 0.73333333                       0.73333333 RESOURCE ENERGY INC
6763 WEAVER #1                      0.8346785                          0                                1 RESOURCE ENERGY INC
6764 WEAVER #2                       0.869357                          0                                1 RESOURCE ENERGY INC
6765 WEAVER #3                      0.8701094                          0                                1 RESOURCE ENERGY INC
6766 WEAVER #4                      0.8538714                          0                                1 RESOURCE ENERGY INC
6767 WEAVER-CURFMAN UNIT #1        0.86375209                          0                                1 RESOURCE ENERGY INC
6768 WHITELEATHER #1               0.82059945                          0                                1 RESOURCE ENERGY INC
6769 WHITELEATHER #2               0.82022913                          0                                1 RESOURCE ENERGY INC
6770 WHITELEATHER #3                  0.61875                 0.73333333                       0.73333333 RESOURCE ENERGY INC
6771 WHITELEATHER #9                  0.84375                          0                                1 RESOURCE ENERGY INC
6772 WHITELEATHER-ROSENBERGER #1      0.84375                          0                                1 RESOURCE ENERGY INC
6773 WICKERSHAM #1, C.             0.84765625                          0                                1 RESOURCE ENERGY INC
6774 WICKERSHAM #2, C. & D.        0.84765625                          0                                1 RESOURCE ENERGY INC
6775 WICKERSHAM #3, C.             0.82708019                          0                                1 RESOURCE ENERGY INC
6776 WICKERSHAM #1, H.              0.8508618                          0                                1 RESOURCE ENERGY INC
6777 WICKERSHAM #2, H.              0.8516142                          0                                1 RESOURCE ENERGY INC
6778 WICKERSHAM #3, H.              0.8527428                          0                                1 RESOURCE ENERGY INC
6779 WICKERSHAM-JORDAN UNIT #1     0.86148951                          0                                1 RESOURCE ENERGY INC
6780 WILSON-DAY UNIT #1            0.15656526                          0                       0.10195658 RESOURCE ENERGY INC
6780 WILSON-DAY UNIT #1            0.15656526                          0                       0.10195658 RESOURCE ENERGY INC
6781 WOOLF #1, BRUCE                   0.8475                          0                                1 RESOURCE ENERGY INC
6782 WOOLF #1, C.                  0.83531334                          0                                1 RESOURCE ENERGY INC
6783 WOOLF #2, C.                   0.8701094                          0                                1 RESOURCE ENERGY INC
6784 WOOLF #1, WILLIAM             0.67316005                 0.57548019                       0.81394249 RESOURCE ENERGY INC
6785 WOOLF #3, WILLIAM                  0.855                          0                                1 RESOURCE ENERGY INC
6876 KIKO #1 (VANGUARD)              0.024375                          0                                0 RESOURCE ENERGY INC
6877 KIKO #2 (VANGUARD)              0.024375                          0                                0 RESOURCE ENERGY INC
7000 ADDY #2                       0.28456597                 0.28809025                       0.35221969 RESOURCE ENERGY INC
7000 ADDY #2                       0.28456597                 0.28809025                       0.35221969 RESOURCE ENERGY INC
7001 ANGEL #1, DAVID                 0.847656                          0                                1 RESOURCE ENERGY INC
7002 ANGEL #2, DAVID               0.32812084                 0.39140343                       0.40140343 RESOURCE ENERGY INC
7003 ANGEL #3, DAVID               0.31088169                 0.27442043                       0.38069683 RESOURCE ENERGY INC
7003 ANGEL #3, DAVID               0.31088169                 0.27442043                       0.38069683 RESOURCE ENERGY INC
7004 APPEL-COMMELLA #1             0.29946142                 0.05716631                       0.34224161 RESOURCE ENERGY INC
7005 APPEL-COMMELLA #2              0.3817199                 0.03387227                       0.44833887 RESOURCE ENERGY INC
7006 ARMSTRONG #1, FRANCIS         0.47835522                  0.0284091                        0.5284091 RESOURCE ENERGY INC
7007 ARMSTRONG UNIT #2, LOIS         0.519193                 0.03920456                       0.50420456 RESOURCE ENERGY INC
7007 ARMSTRONG UNIT #2, LOIS         0.519193                 0.03920456                       0.50420456 RESOURCE ENERGY INC
7008 ARNOLD UNIT #1, ROY           0.47186634                 0.00757576                       0.55538096 RESOURCE ENERGY INC
7009 ARTH #1, CHARLES              0.65839394                 0.00757576                       0.78812376 RESOURCE ENERGY INC
7011 BAKER #1, DALE                   0.85707                          0                                1 RESOURCE ENERGY INC
7012 BELLE #1, ROBERT              0.36251594                 0.36727108                       0.44669258 RESOURCE ENERGY INC
7012 BELLE #1, ROBERT              0.36251594                 0.36727108                       0.44669258 RESOURCE ENERGY INC
7013 BINEGAR #1, HALDEN            0.60887198                  0.0378788                        0.6878788 RESOURCE ENERGY INC
7014 BOURNE #1, ROGER               0.6144825                 0.12800853                       0.72049683 RESOURCE ENERGY INC
7015 BOZ BROTHERS #1               0.50874222                 0.55655884                       0.56655884 RESOURCE ENERGY INC
7016 BRANDON #1, JAMES               0.770209                          0                         0.909698 RESOURCE ENERGY INC
7017 BRODE #1, JOYCE               0.41605369                 0.03297215                       0.50279685 RESOURCE ENERGY INC
7018 BRODE ET AL #2, JOYCE         0.33006912                  0.1106061                        0.3806061 RESOURCE ENERGY INC

(RESTUBBED TABLE)

6729 SMITH #2, E.                    CLINCHER ENERGY ASSOC 1986                   0.22118785                 0 OH           COLUMB
6730 SMITH-STIFFLER UNIT #1          LANGASCO ROY INCOME PTRS 1986                      0.03                 0 OH           COLUMB
6731 SNYDER #1, MARY                 LANGASCO ROY INCOME PTRS 1986                0.01548828                 0 OH           COLUMB
6732 SNYDER #3, MARY                 LANGASCO ROY INCOME PTRS 1986                0.03765625                 0 OH           COLUMB
6733 SNYDER-PNA UNIT #1              SCH JOINT VENTURE                              0.851328                 0 OH           COLUMB
6734 SNYDER-PNA UNIT #2              LANGASCO OHIO DRLG PTRS 1986                 0.80007036                 0 OH           COLUMB
6735 SOLOMAN UNIT #1                 LANGASCO ROY INCOME PTRS 1986                      0.05                 0 OH           COLUMB
6736 SOLOMAN #1, J.                  SUNRAY ENERGY ASSOCIATES 1984                 0.2916375                 0 OH           COLUMB
6736 SOLOMAN #1, J.                  TRIANGLE ENERGY ASSOC. 1984                   0.5833625                 0
6737 SOLOMAN #1, R.                  LANGASCO ROY INCOME PTRS 1986                     0.075                 0 OH           COLUMB
6738 SPACK #1                                                                              0                 0 OH           COLUMB
6739 STIFFLER #1                                                                           0                 0 OH           COLUMB
6740 STONEMETZ #1                                                                          0                 0 OH           COLUMB
6741 STONEMETZ #2                    LANGASCO ROY INCOME PTRS 1986                 0.0111406                 0 OH           COLUMB
6742 STRYFFELER #1                                                                         0                 0 OH           COLUMB
6743 STRYFFELER UNIT #2                                                                    0                 0 OH           COLUMB
6744 STRYFFELER #3                   SCH JOINT VENTURE                                 0.855                 0 OH           COLUMB
6745 STRYFFELER #4                   LANGASCO ROY INCOME PTRS 1986                     0.015                 0 OH           COLUMB
6746 STRYFFELER #5                                                                         0                 0 OH           COLUMB
6747 STRYFFELER #6                   CLINCHER ENERGY ASSOC 1986                   0.22248896                 0 OH           COLUMB
6748 STRYFFELER #7                   LANGASCO OHIO DRLG PTRS 1986                 0.80352127                 0 OH           COLUMB
6749 STURGEON #1                     SCH JOINT VENTURE                                 0.855                 0 OH           COLUMB
6750 STURGEON #2                                                                           0                 0 OH           COLUMB
6751 SUMMER #1, K.                   LANGASCO ROY INCOME PTRS 1986                  0.024375                 0 OH           COLUMB
6752 SUMMER #2, K.                   LANGASCO ROY INCOME PTRS 1986                     0.075                 0 OH           COLUMB
6753 SUMMER #3, K.                                                                         0                 0 OH           COLUMB
6754 SUMMER K. #4                    TD ENERGY ASSOCIATES 1983                       0.57865                 0 OH           COLUMB
6754 SUMMER K. #4                    LANGASCO ROY INCOME PTRS 1986                      0.06                 0
6755 SUMMER #1, ROBERT               LANGASCO OHIO DRLG PTRS 1985                      0.342                 0 OH           COLUMB
6755 SUMMER #1, ROBERT               LANGASCO ROY INCOME PTRS 1986                     0.513                 0
6756 SUMMER #2, ROBERT                                                                     0                 0 OH           COLUMB
6757 TEMME UNIT #1                                                                         0                 0 OH           COLUMB
6758 THOMA #1                                                                              0                 0 OH           COLUMB
6759 TRIMBLE UNIT #1                                                                       0                 0 OH           COLUMB
6760 VANDERGRIFT #1                                                                        0                 0
6762 WAUGH #1, ROY                   SCH JOINT VENTURE                                 0.855                 0 OH           COLUMB
6763 WEAVER #1                       LANGASCO ROY INCOME PTRS 1986                    0.0375                 0 OH           COLUMB
6764 WEAVER #2                       LANGASCO ROY INCOME PTRS 1986                     0.075                 0 OH           COLUMB
6765 WEAVER #3                       LANGASCO ROY INCOME PTRS 1986                     0.065                 0 OH           COLUMB
6766 WEAVER #4                       LANGASCO ROY INCOME PTRS 1986                     0.015                 0 OH           COLUMB
6767 WEAVER-CURFMAN UNIT #1          LANGASCO ROY INCOME PTRS 1986                 0.0256846                 0 OH           COLUMB
6768 WHITELEATHER #1                 LANGASCO ROY INCOME PTRS 1986                0.01695313                 0 OH           COLUMB
6769 WHITELEATHER #2                 LANGASCO ROY INCOME PTRS 1986                  0.021875                 0 OH           COLUMB
6770 WHITELEATHER #3                 SCH JOINT VENTURE                               0.84375                 0 OH           COLUMB
6771 WHITELEATHER #9                                                                       0                 0 OH           COLUMB
6772 WHITELEATHER-ROSENBERGER #1                                                           0                 0
6773 WICKERSHAM #1, C.                                                                     0                 0 OH           COLUMB
6774 WICKERSHAM #2, C. & D.                                                                0                 0 OH           COLUMB
6775 WICKERSHAM #3, C.               LANGASCO ROY INCOME PTRS 1986                0.00765625                 0 OH           COLUMB
6776 WICKERSHAM #1, H.               LANGASCO ROY INCOME PTRS 1986                     0.055                 0 OH           COLUMB
6777 WICKERSHAM #2, H.               LANGASCO ROY INCOME PTRS 1986                     0.045                 0 OH           COLUMB
6778 WICKERSHAM #3, H.               LANGASCO ROY INCOME PTRS 1986                      0.03                 0 OH           COLUMB
6779 WICKERSHAM-JORDAN UNIT #1       LANGASCO ROY INCOME PTRS 1986                0.04486518                 0 OH           COLUMB
6780 WILSON-DAY UNIT #1                                                                    0                 0 OH           COLUMB
6780 WILSON-DAY UNIT #1                                                                    0                 0
6781 WOOLF #1, BRUCE                                                                       0                 0 OH           COLUMB
6782 WOOLF #1, C.                    LANGASCO ROY INCOME PTRS 1986                 0.0290625                 0 OH           COLUMB
6783 WOOLF #2, C.                    LANGASCO ROY INCOME PTRS 1986                     0.065                 0 OH           COLUMB
6784 WOOLF #1, WILLIAM               TRIANGLE ENERGY ASSOC. 1985                   0.6361812                 0 OH           COLUMB
6785 WOOLF #3, WILLIAM                                                                     0                 0 OH           COLUMB
6876 KIKO #1 (VANGUARD)                                                                    0                 0 OH           COLUMB
6877 KIKO #2 (VANGUARD)                                                                    0                 0 OH           COLUMB
7000 ADDY #2                         ATWOOD YIELD PLUS IV                           0.515103          0.647344 OH           COSHOC
7000 ADDY #2                         DOVER-ATWOOD 1993 DRLNG PROG                     0.2184              0.26
7001 ANGEL #1, DAVID                                                                       0                 0
7002 ANGEL #2, DAVID                 LEVENGOOD INDUSTRIAL                          0.8031138                 1
7003 ANGEL #3, DAVID                 LEVENGOOD INDUSTRIAL                            0.53625              0.65 OH           TUSCAR
7003 ANGEL #3, DAVID                 DOVER-ATWOOD 1993 DRLNG PROG                  0.1054244         0.1320541
7004 APPEL-COMMELLA #1               DOVER-ATWOOD 1993 DRLNG PROG                  0.3301353         0.3772975
7005 APPEL-COMMELLA #2               DOVER-ATWOOD 1993 DRLNG PROG                  0.1934268         0.2235569 OH           TUSCAR
7006 ARMSTRONG #1, FRANCIS           BRIGHTON INCOME PARTNERSHIP                    0.837678                 1 OH           TUSCAR
7007 ARMSTRONG UNIT #2, LOIS         BRIGHTON INCOME PARTNERSHIP                     0.70863              0.83 OH           TUSCAR
7007 ARMSTRONG UNIT #2, LOIS         DOVER-ATWOOD 1993 DRLNG PROG                      0.063             0.075
7008 ARNOLD UNIT #1, ROY             DOVER-ATWOOD 1993 DRLNG PROG                      0.042              0.05 OH           TUSCAR
7009 ARTH #1, CHARLES                DOVER-ATWOOD 1993 DRLNG PROG                      0.042              0.05 OH           TUSCAR
7011 BAKER #1, DALE                                                                        0                 0 OH           TUSCAR
7012 BELLE #1, ROBERT                ATWOOD YIELD PLUS                              0.447517           0.56215 OH           GUERNS
7012 BELLE #1, ROBERT                DOVER-ATWOOD 1993 DRLNG PROG                   0.305192           0.35905
7013 BINEGAR #1, HALDEN              DOVER-ATWOOD 1993 DRLNG PROG                     0.2125              0.25
7014 BOURNE #1, ROGER                ATWOOD YIELD PLUS                              0.206473              0.23 OH           TUSCAR
7015 BOZ BROTHERS #1                 ATWOOD YIELD PLUS                                 0.845                 1 OH           GUERNS
7016 BRANDON #1, JAMES                                                                     0                 0 OH           TUSCAR
7017 BRODE #1, JOYCE                 DOVER-ATWOOD 1993 DRLNG PROG                  0.1747778         0.2176161 OH           TUSCAR
7018 BRODE ET AL #2, JOYCE           DOVER-ATWOOD 1993 DRLNG PROG                     0.6132              0.73 OH           TUSCAR
                                                                                           0                   OH           GUERNS

7020 BURTSCHER UNIT #1, GUSTAVE         0.005125                  0.568129                         0                         0
7020 BURTSCHER UNIT #1, GUSTAVE         0.005125                  0.568129                         0                         0
7021 CARLISLE #3, PAUL                   0.03115                  0.810432                         0                         0
7022 CIOTTI #1, ADAM                           0                         0                   0.00875                0.31950982
7023 CIOTTI #2, ADAM                    0.040014                  0.276479                  0.054365                 0.2586221
7024 CLARK UNIT #1, R.                         0                     0.875                         0                         0
7025 CLARK UNIT #2, R.                         0                     0.875                         0                         0
7026 CLINE-TUSC. COMM. #1               0.026654                  0.382765                 0.1920195                0.03720672
7026 CLINE-TUSC. COMM. #1               0.026654                  0.382765                 0.1920195                0.03720672
7033 CONANT #1, FLOYD                  0.0063429                 0.1764148                         0                0.07031048
7034 COOK INVESTMENTS #1                0.009687                 0.6423431                         0                         0
7035 COUTS ET AL #1, EARL               0.045583                  0.660527                         0                0.00772728
7036 CRAWLEY #1, RAYMOND                       0                         0                     0.007                0.32576905
7037 CUNNINGHAM #2, GENE                       0                         0                0.00815299                0.29176826
7037 CUNNINGHAM #2, GENE                       0                         0                0.00815299                0.29176826
7038 CYCLOPS CORP. #1                  0.0092934                 0.3156239                         0                 0.0154644
7039 CYCLOPS CORP. #2                   0.002953                    0.2478                0.00271626                0.12641049
7040 CYCLOPS CORP. #3 & 4               0.002953                  0.380799                0.00286578                0.13336892
7042 CYCLOPS CORP. #5                   0.032925                  0.645889                         0                         0
7043 CYCLOPS CORP. #6, 7 & 8            0.002953                         0                0.00857316                 0.3333075
7043 CYCLOPS CORP. #6, 7 & 8            0.002953                         0                0.00857316                 0.3333075
7046 DAMM UNIT #3                              0                         0                0.00873968                0.48641462
7047 DAMM ET AL #2, GEORGE                     0                  0.387689                0.00218162                0.12141999
7048 DAMM #1, LAWRENCE                         0                  0.387689                0.00215412                0.08275688
7049 DEMAREST #1, ODA                      0.278                     0.712                         0                         0
7050 DEMAREST #2, ODA                      0.149                  0.096493                0.00635778                0.37765213
7051 DEMAREST #3, ODA                          0                  0.593586                0.00150569                0.05168051
7051 DEMAREST #3, ODA                          0                  0.593586                0.00150569                0.05168051
7052 DEMAREST UNIT #4, ODA              0.097612                         0                0.00721945                0.29311535
7052 DEMAREST UNIT #4, ODA              0.097612                         0                0.00721945                0.29311535
7054 DICKERSON #1                              0                     0.875                         0                         0
7055 DIORIO-ELMO #2                            0                         0                   0.00875                0.33615707
7056 DOWELL #1, L.L.                           0                         0                   0.00875                0.48698899
7057 DUNDEE LAND & COAL #3-A                   0                 0.6424405                         0                         0
7058 DUNDEE LAND & COAL #4                     0                  0.647737                         0                         0
7059 DUNDEE LAND & COAL #5                     0                 0.2892276                  0.002492                0.07340104
7060 DUNDEE LAND & COAL #6 & 7                 0                 0.2892276                  0.002492                0.09573753
7062 DUNDEE LAND & COAL #1 & 2             0.153                     0.712                         0                         0
7064 DURBEN UNIT #1, VERNON              0.01559                    0.4822                         0                0.03208607
7065 DURDAN #1, ROSS                           0                  0.041085                0.00537557                0.30123619
7066 DURINKA #2, RUDOLPH                  0.0189                    0.7565                         0                         0
7067 DURINKA #1, RUDOLPH                0.030331                  0.611505                         0                0.02189395
7068 EDWARDS UNIT #1, DONALD            0.007508                   0.25026                0.20063717                 0.0358424
7068 EDWARDS UNIT #1, DONALD            0.007508                   0.25026                0.20063717                 0.0358424
7069 EDWARDS #2, ROBERT                 0.024175                  0.474597                         0                         0
7070 EGGLESTON #1, GRACE                0.021296                  0.265815                0.20053477                 0.0319084
7070 EGGLESTON #1, GRACE                0.021296                  0.265815                0.20053477                 0.0319084
7071 ELLIOTT UNIT #1, LEROY             0.004555                  0.710481                0.00004805                0.00948235
7071 ELLIOTT UNIT #1, LEROY             0.004555                  0.710481                0.00004805                0.00948235
7072 ENGLAND #1, H. GLENN                0.04782                  0.654785                         0                0.01287879
7073 ENGLAND #2, HARRY B.               0.024664                  0.754195                         0                0.00386364
7074 ENGLAND #3, HARRY B.               0.034681                   0.58211                         0                0.01287879
7075 ETTERS-RIGGS UNIT #1               0.029015                  0.677214                         0                0.01030303
7076 FANKHAUSER-WALLICK #1               0.04775                     0.805                         0                         0
7077 FETZER #1, RACHEL                    0.0025                         0                0.00737117                0.21711537
7078 FISH #1, STANLEY                   0.022335                  0.271705                0.00461951                 0.1686833
7079 FLINNER #1, ROY                       0.025                         0                 0.0074137                0.28481916
7080 FLINNER #2, ROY                       0.025                  0.104058                0.00622239                0.23905148
7081 FLINNER UNIT #3, ROY               0.011563                   0.61965                0.00151776                0.06785469
7081 FLINNER UNIT #3, ROY               0.011563                   0.61965                0.00151776                0.06785469

7086 GALBRAITH #1, WILBUR                0.03115                  0.565349                         0                         0
7087 GALBRAITH #2, WILBUR                   0.03                         0                   0.00845                0.47029222
7091 GRACE UNIT #1                      0.038608                  0.791204                         0                         0
7092 GARBER-HOSTETLER UNIT #1              0.025                  0.242314                         0                0.04859136
7093 GARBER-HOSTETLER UNIT #2              0.025                         0                 0.0074137                0.21836808
7094 GARRETT #1, BILLIE                        0                         0                   0.00865                0.33231528
7095 GASKILL #2, ALLEN                  0.000407                  0.178012                0.00596724                0.22924914
7096 GASKILL #1, LAWRENCE               0.020398                  0.816637                         0                         0
7101 GLOD #1 & 2                               0                  0.458789                0.00253125                0.09724544
7104 HACKENBRACHT #1                    0.007496                  0.037696                  0.203165                0.02463202
7104 HACKENBRACHT #1                    0.007496                  0.037696                  0.203165                0.02463202

7109 HART #1, ROGER                      0.01514                     0.474                 0.0024047                  0.094248
7109 HART #1, ROGER                      0.01514                     0.474                 0.0024047                  0.094248
7111 HENDERSON #1, R.                          0                         0                         0                 0.1325758
7112 HENDERSON ET AL #1                        0                     0.875                         0                         0



7117 HOLMES LIMESTONE #9 (SI) & #10            0                         0                   0.00875                0.48698899
7118 HOLMES LIMESTONE #3 & 4                   0                  0.136493                0.00571254                0.16826097
7119 HOLMES LIMESTONE #5                       0                      0.04                 0.2009256                0.09203548


                                                                         16

(RESTUBBED TABLE)

7020 BURTSCHER UNIT #1, GUSTAVE          0.573254                          0                         0.694882 RESOURCE ENERGY INC
7020 BURTSCHER UNIT #1, GUSTAVE          0.573254                          0                         0.694882 RESOURCE ENERGY INC
7021 CARLISLE #3, PAUL                   0.841582                          0                                1 RESOURCE ENERGY INC
7022 CIOTTI #1, ADAM                   0.32825982                 0.36515408                       0.37515408 RESOURCE ENERGY INC
7023 CIOTTI #2, ADAM                    0.6294801                 0.31159289                       0.70875889 RESOURCE ENERGY INC
7024 CLARK UNIT #1, R.                      0.875                          0                                1 RESOURCE ENERGY INC
7025 CLARK UNIT #2, R.                      0.875                          0                                1 RESOURCE ENERGY INC
7026 CLINE-TUSC. COMM. #1              0.63864522                 0.02759111                       0.70827711 RESOURCE ENERGY INC
7026 CLINE-TUSC. COMM. #1              0.63864522                 0.02759111                       0.70827711 RESOURCE ENERGY INC
7033 CONANT #1, FLOYD                  0.25306818                 0.08453675                       0.30861425 RESOURCE ENERGY INC
7034 COOK INVESTMENTS #1                0.6520301                          0                        0.7730329 RESOURCE ENERGY INC
7035 COUTS ET AL #1, EARL              0.71383728                 0.00909091                       0.80873091 RESOURCE ENERGY INC
7036 CRAWLEY #1, RAYMOND               0.33276905                 0.37230748                       0.38030748 RESOURCE ENERGY INC
7037 CUNNINGHAM #2, GENE               0.29992125                 0.35750357                       0.36750357 RESOURCE ENERGY INC
7037 CUNNINGHAM #2, GENE               0.29992125                 0.35750357                       0.36750357 RESOURCE ENERGY INC
7038 CYCLOPS CORP. #1                   0.3403817                  0.0162924                        0.3925388 RESOURCE ENERGY INC
7039 CYCLOPS CORP. #2                  0.37987975                 0.13496146                       0.43286146 RESOURCE ENERGY INC
7040 CYCLOPS CORP. #3 & 4               0.5199867                 0.14426915                       0.60070115 RESOURCE ENERGY INC
7042 CYCLOPS CORP. #5                    0.678814                          0                         0.783332 RESOURCE ENERGY INC
7043 CYCLOPS CORP. #6, 7 & 8           0.34483366                 0.38503326                       0.39493326 RESOURCE ENERGY INC
7043 CYCLOPS CORP. #6, 7 & 8           0.34483366                 0.38503326                       0.39493326 RESOURCE ENERGY INC
7046 DAMM UNIT #3                       0.4951543                 0.55655884                       0.56655884 RESOURCE ENERGY INC
7047 DAMM ET AL #2, GEORGE             0.51129061                 0.13635692                       0.60034142 RESOURCE ENERGY INC
7048 DAMM #1, LAWRENCE                     0.4726                 0.09412398                       0.55810848 RESOURCE ENERGY INC
7049 DEMAREST #1, ODA                        0.99                          0                                1 RESOURCE ENERGY INC
7050 DEMAREST #2, ODA                  0.62950291                 0.48846046                        0.6473007 RESOURCE ENERGY INC
7051 DEMAREST #3, ODA                   0.6467722                 0.07055512                       0.65837239 RESOURCE ENERGY INC
7051 DEMAREST #3, ODA                   0.6467722                 0.07055512                       0.65837239 RESOURCE ENERGY INC
7052 DEMAREST UNIT #4, ODA              0.3979468                 0.37134448                       0.38044448 RESOURCE ENERGY INC
7052 DEMAREST UNIT #4, ODA              0.3979468                 0.37134448                       0.38044448 RESOURCE ENERGY INC
7054 DICKERSON #1                           0.875                          0                                1 RESOURCE ENERGY INC
7055 DIORIO-ELMO #2                    0.34490707                 0.38417951                       0.39417951 RESOURCE ENERGY INC
7056 DOWELL #1, L.L.                   0.49573899                 0.55655884                       0.56655884 RESOURCE ENERGY INC
7057 DUNDEE LAND & COAL #3-A            0.6424405                          0                        0.8100461 RESOURCE ENERGY INC
7058 DUNDEE LAND & COAL #4               0.647737                          0                        0.8105343 RESOURCE ENERGY INC
7059 DUNDEE LAND & COAL #5             0.36512064                 0.10309134                       0.46812584 RESOURCE ENERGY INC
7060 DUNDEE LAND & COAL #6 & 7         0.38745713                 0.13446283                       0.49949733 RESOURCE ENERGY INC
7062 DUNDEE LAND & COAL #1 & 2              0.865                          0                                1 RESOURCE ENERGY INC
7064 DURBEN UNIT #1, VERNON            0.52987607                 0.03867183                       0.62367183 RESOURCE ENERGY INC
7065 DURDAN #1, ROSS                   0.34769676                 0.36228567                       0.41825067 RESOURCE ENERGY INC
7066 DURINKA #2, RUDOLPH                   0.7754                          0                                1 RESOURCE ENERGY INC
7067 DURINKA #1, RUDOLPH               0.66372995                 0.02575758                       0.75164158 RESOURCE ENERGY INC
7068 EDWARDS UNIT #1, DONALD           0.49424757                 0.03341353                       0.58739753 RESOURCE ENERGY INC
7068 EDWARDS UNIT #1, DONALD           0.49424757                 0.03341353                       0.58739753 RESOURCE ENERGY INC
7069 EDWARDS #2, ROBERT                  0.498772                          0                             0.56 RESOURCE ENERGY INC
7070 EGGLESTON #1, GRACE               0.51955417                 0.03341353                       0.60778153 RESOURCE ENERGY INC
7070 EGGLESTON #1, GRACE               0.51955417                 0.03341353                       0.60778153 RESOURCE ENERGY INC
7071 ELLIOTT UNIT #1, LEROY             0.7245664                 0.00947701                       0.86848206 RESOURCE ENERGY INC
7071 ELLIOTT UNIT #1, LEROY             0.7245664                 0.00947701                       0.86848206 RESOURCE ENERGY INC
7072 ENGLAND #1, H. GLENN              0.71548379                 0.01515152                       0.83265152 RESOURCE ENERGY INC
7073 ENGLAND #2, HARRY B.              0.78272264                 0.00454546                       0.95454546 RESOURCE ENERGY INC
7074 ENGLAND #3, HARRY B.              0.62966979                 0.01515152                       0.71515152 RESOURCE ENERGY INC
7075 ETTERS-RIGGS UNIT #1              0.71653203                 0.01212122                       0.85189522 RESOURCE ENERGY INC
7076 FANKHAUSER-WALLICK #1                0.85275                          0                                1 RESOURCE ENERGY INC
7077 FETZER #1, RACHEL                 0.22698654                 0.27834662                       0.28779662 RESOURCE ENERGY INC
7078 FISH #1, STANLEY                  0.46734281                 0.20447898                       0.54396678 RESOURCE ENERGY INC
7079 FLINNER #1, ROY                   0.31723286                 0.37649592                       0.38629592 RESOURCE ENERGY INC
7080 FLINNER #2, ROY                   0.37433187                 0.28740469                       0.42178569 RESOURCE ENERGY INC
7081 FLINNER UNIT #3, ROY              0.70058545                 0.07379281                       0.83541781 RESOURCE ENERGY INC
7081 FLINNER UNIT #3, ROY              0.70058545                 0.07379281                       0.83541781 RESOURCE ENERGY INC

7086 GALBRAITH #1, WILBUR                0.596499                          0                        0.7115345 RESOURCE ENERGY INC
7087 GALBRAITH #2, WILBUR              0.50874222                 0.55655884                       0.56655884 RESOURCE ENERGY INC
7091 GRACE UNIT #1                       0.829812                          0                             0.98 RESOURCE ENERGY INC
7092 GARBER-HOSTETLER UNIT #1          0.31590536                 0.05716631                       0.34224161 RESOURCE ENERGY INC
7093 GARBER-HOSTETLER UNIT #2          0.25078178                 0.28865576                       0.29845576 RESOURCE ENERGY INC
7094 GARRETT #1, BILLIE                0.34096528                 0.38417951                       0.39417951 RESOURCE ENERGY INC
7095 GASKILL #2, ALLEN                 0.41363538                 0.30132236                       0.52483863 RESOURCE ENERGY INC
7096 GASKILL #1, LAWRENCE                0.837035                          0                                1 RESOURCE ENERGY INC
7101 GLOD #1 & 2                       0.55856569                 0.11525385                       0.66200385 RESOURCE ENERGY INC
7104 HACKENBRACHT #1                   0.27298902                 0.02982956                       0.32482956 RESOURCE ENERGY INC
7104 HACKENBRACHT #1                   0.27298902                 0.02982956                       0.32482956 RESOURCE ENERGY INC

7109 HART #1, ROGER                     0.5857927                 0.10579637                       0.68348621 RESOURCE ENERGY INC
7109 HART #1, ROGER                     0.5857927                 0.10579637                       0.68348621 RESOURCE ENERGY INC
7111 HENDERSON #1, R.                   0.1325758                  0.1515152                        0.1515152 RESOURCE ENERGY INC
7112 HENDERSON ET AL #1                     0.875                          0                                1 RESOURCE ENERGY INC



7117 HOLMES LIMESTONE #9 (SI) & #10    0.49573899                 0.55655884                       0.56655884 RESOURCE ENERGY INC
7118 HOLMES LIMESTONE #3 & 4           0.31046651                 0.23632188                       0.41496212 RESOURCE ENERGY INC
7119 HOLMES LIMESTONE #5               0.33296108                 0.12107043                       0.42237043 RESOURCE ENERGY INC

(RESTUBBED TABLE)


7020 BURTSCHER UNIT #1, GUSTAVE                                                        0                     0 OH           TUSCAR
7020 BURTSCHER UNIT #1, GUSTAVE      ATWOOD YIELD PLUS IV                       0.040186                     0
7021 CARLISLE #3, PAUL                                                                 0                     0
7022 CIOTTI #1, ADAM                 TWC YIELD PLUS 1991                           0.875                     1 OH           TUSCAR
7023 CIOTTI #2, ADAM                 BRIGHTON/LEVENGOOD DRILLING                 0.54365                 0.655 OH           TUSCAR
7024 CLARK UNIT #1, R.                                                                 0                     0 OH           COSHOC
7025 CLARK UNIT #2, R.                                                                 0                     0
7026 CLINE-TUSC. COMM. #1            BRIGHTON INCOME PARTNERSHIP                0.384039                  0.46 OH           TUSCAR
7026 CLINE-TUSC. COMM. #1            DOVER-ATWOOD 1993 DRLNG PROG               0.059254               0.06971
7033 CONANT #1, FLOYD                DOVER-ATWOOD 1993 DRLNG PROG               0.464049             0.5579424
7034 COOK INVESTMENTS #1                                                               0                     0 OH           TUSCAR
7035 COUTS ET AL #1, EARL            DOVER-ATWOOD 1993 DRLNG PROG                  0.051                  0.06 OH           TUSCAR
7036 CRAWLEY #1, RAYMOND             ATWOOD YIELD PLUS V                             0.7                   0.8 OH           TUSCAR
7037 CUNNINGHAM #2, GENE             ATWOOD YIELD PLUS III                      0.282299                  0.35 OH           TUSCAR
7037 CUNNINGHAM #2, GENE             LEVENGOOD INDUSTRIAL                          0.533                  0.65
7038 CYCLOPS CORP. #1                DOVER-ATWOOD 1993 DRLNG PROG               0.102065             0.1075298 OH           TUSCAR
7039 CYCLOPS CORP. #2                ATWOOD YIELD PLUS V                        0.271626                  0.29 OH           TUSCAR
7040 CYCLOPS CORP. #3 & 4            ATWOOD YIELD PLUS V                        0.286578                  0.31 OH           TUSCAR
7042 CYCLOPS CORP. #5                                                                  0                     0 OH           TUSCAR
7043 CYCLOPS CORP. #6, 7 & 8         ATWOOD YIELD PLUS IV                       0.311316                  0.34 OH           TUSCAR
7043 CYCLOPS CORP. #6, 7 & 8         LEVENGOOD INDUSTRIAL                          0.546                  0.65
7046 DAMM UNIT #3                    ATWOOD YIELD PLUS                          0.873968                     1 OH           GUERNS
7047 DAMM ET AL #2, GEORGE           ATWOOD YIELD PLUS                          0.218162                 0.245 OH           GUERNS
7048 DAMM #1, LAWRENCE               ATWOOD YIELD PLUS IV                       0.215412                 0.245 OH           GUERNS
7049 DEMAREST #1, ODA                                                                  0                     0
7050 DEMAREST #2, ODA                ATWOOD YIELD PLUS II                       0.635778              0.822324 OH           TUSCAR
7051 DEMAREST #3, ODA                ATWOOD YIELD PLUS III                      0.150569              0.208427 OH           TUSCAR
7051 DEMAREST #3, ODA                DOVER-ATWOOD 1993 DRLNG PROG               0.048384               0.06048
7052 DEMAREST UNIT #4, ODA           LEVENGOOD INDUSTRIAL                           0.52                  0.65 OH           TUSCAR
7052 DEMAREST UNIT #4, ODA           TWC YIELD PLUS 1991                        0.201945                  0.26
7054 DICKERSON #1                                                                      0                     0
7055 DIORIO-ELMO #2                  ATWOOD YIELD PLUS IV                          0.875                     1 OH           MAHONI
7056 DOWELL #1, L.L.                 ATWOOD YIELD PLUS                             0.875                     1 OH           TUSCAR
7057 DUNDEE LAND & COAL #3-A                                                           0                     0 OH           TUSCAR
7058 DUNDEE LAND & COAL #4                                                             0                     0 OH           TUSCAR
7059 DUNDEE LAND & COAL #5           ATWOOD YIELD PLUS III                        0.2492                  0.35 OH           TUSCAR
7060 DUNDEE LAND & COAL #6 & 7       ATWOOD YIELD PLUS IV                         0.2492                  0.35 OH           TUSCAR
7062 DUNDEE LAND & COAL #1 & 2                                                         0                     0 OH           TUSCAR
7064 DURBEN UNIT #1, VERNON          DOVER-ATWOOD 1993 DRLNG PROG               0.211768              0.255234 OH           TUSCAR
7065 DURDAN #1, ROSS                 EAST OHIO GAS DRILLING                     0.537557                0.6465 OH           TUSCAR
7066 DURINKA #2, RUDOLPH                                                               0                     0 OH           GUERNS
7067 DURINKA #1, RUDOLPH             DOVER-ATWOOD 1993 DRLNG PROG                 0.1445                  0.17
7068 EDWARDS UNIT #1, DONALD         ATWOOD YIELD PLUS IV                       0.063717                  0.05 OH           TUSCAR
7068 EDWARDS UNIT #1, DONALD         BRIGHTON INCOME PARTNERSHIP                     0.4                   0.5
7069 EDWARDS #2, ROBERT                                                                0                     0 OH           TUSCAR
7070 EGGLESTON #1, GRACE             ATWOOD YIELD PLUS IV                       0.053477                  0.05 OH           TUSCAR
7070 EGGLESTON #1, GRACE             BRIGHTON INCOME PARTNERSHIP                     0.4                   0.5
7071 ELLIOTT UNIT #1, LEROY          ATWOOD YIELD PLUS IV                       0.004805              0.001005 OH           TUSCAR
7071 ELLIOTT UNIT #1, LEROY          DOVER-ATWOOD 1993 DRLNG PROG                 0.0504                  0.06
7072 ENGLAND #1, H. GLENN            DOVER-ATWOOD 1993 DRLNG PROG                  0.085                   0.1 OH           TUSCAR
7073 ENGLAND #2, HARRY B.            DOVER-ATWOOD 1993 DRLNG PROG                 0.0255                  0.03 OH           TUSCAR
7074 ENGLAND #3, HARRY B.            DOVER-ATWOOD 1993 DRLNG PROG                  0.085                   0.1 OH           TUSCAR
7075 ETTERS-RIGGS UNIT #1            DOVER-ATWOOD 1993 DRLNG PROG                  0.068                  0.08 OH           TUSCAR
7076 FANKHAUSER-WALLICK #1                                                             0                     0
7077 FETZER #1, RACHEL               ATWOOD YIELD PLUS III                      0.737117                 0.945 OH           TUSCAR
7078 FISH #1, STANLEY                TWC YIELD PLUS 1991                        0.461951               0.55998 OH           TUSCAR
7079 FLINNER #1, ROY                 ATWOOD YIELD PLUS IV                        0.74137                  0.98 OH           TUSCAR
7080 FLINNER #2, ROY                 ATWOOD YIELD PLUS IV                       0.622239                0.7481 OH           TUSCAR
7081 FLINNER UNIT #3, ROY            ATWOOD YIELD PLUS IV                       0.151776                0.1625 OH           TUSCAR
7081 FLINNER UNIT #3, ROY            DOVER-ATWOOD 1993 DRLNG PROG                  0.063                 0.075
                                                                                       0                       OH           GUERNS
7086 GALBRAITH #1, WILBUR                                                              0                     0 OH           GUERNS
7087 GALBRAITH #2, WILBUR            ATWOOD YIELD PLUS                             0.845                     1 OH           GUERNS
7091 GRACE UNIT #1                                                                     0                     0
7092 GARBER-HOSTETLER UNIT #1        DOVER-ATWOOD 1993 DRLNG PROG              0.3207029             0.3772975
7093 GARBER-HOSTETLER UNIT #2        ATWOOD YIELD PLUS III                       0.74137                  0.98 OH           TUSCAR
7094 GARRETT #1, BILLIE              ATWOOD YIELD PLUS IV                          0.865                     1 OH           TUSCAR
7095 GASKILL #2, ALLEN               ATWOOD YIELD PLUS IV                       0.596724              0.784327 OH           TUSCAR
7096 GASKILL #1, LAWRENCE                                                              0                     0
7101 GLOD #1 & 2                     ATWOOD YIELD PLUS IV                       0.253125                   0.3
7104 HACKENBRACHT #1                 BRIGHTON INCOME PARTNERSHIP                 0.40633                   0.5
7104 HACKENBRACHT #1                 DOVER-ATWOOD 1993 DRLNG PROG               0.062825                 0.075
                                                                                       0                       OH           GUERNS
7109 HART #1, ROGER                  TWC YIELD PLUS 1991                         0.24047              0.268984 OH           TUSCAR
7109 HART #1, ROGER                  DOVER-ATWOOD 1993 DRLNG PROG                 0.0425                  0.05
7111 HENDERSON #1, R.                DOVER-ATWOOD 1993 DRLNG PROG                  0.875                     1 OH           COSHOC
7112 HENDERSON ET AL #1                                                                0                     0
                                                                                       0                       OH           GUERNS
                                                                                       0                       OH           GUERNS
                                                                                       0                       OH           GUERNS
7117 HOLMES LIMESTONE #9 (SI) & #10  ATWOOD YIELD PLUS                             0.875                     1 OH           GUERNS
7118 HOLMES LIMESTONE #3 & 4         ATWOOD YIELD PLUS III                      0.571254              0.802324 OH           TUSCAR
7119 HOLMES LIMESTONE #5             TWC YIELD PLUS 1991                         0.09256                  0.13


7119 HOLMES LIMESTONE #5                       0                      0.04                 0.2009256                0.09203548
7119 HOLMES LIMESTONE #5                       0                      0.04                 0.2009256                0.09203548
7120 HOLMES LIMESTONE #6                       0                      0.04                0.20063357                0.07972922
7120 HOLMES LIMESTONE #6                       0                      0.04                0.20063357                0.07972922
7120 HOLMES LIMESTONE #6                       0                      0.04                0.20063357                0.07972922
7121 HOLMES LIMESTONE #7                       0                  0.472242                      0.04                0.02227274
7121 HOLMES LIMESTONE #7                       0                  0.472242                      0.04                0.02227274
7122 HOLMES LIMESTONE #8                       0                  0.551906                         0                0.00969697
7124 HOSTETLER #1, LYLE                 0.032916                   0.72639                0.00079762                0.02349363
7125 HOSTETLER #3, LYLE                  0.01575                   0.38409                 0.2267165                0.01288162
7126 JOHN #1, GEORGE                       0.025                    0.2125                0.00567375                0.21797385
7127 JOHN UNIT #1-A, GEORGE                0.025                      0.84                         0                         0
7129 KIBLER #1                                 0                         0                         0                0.12784095
7130 KOHL #1                                   0                         0                     0.007                0.38959119
7131 KOHR #1, JOHN                        0.1185                    0.7565                         0                         0
7132 KOHR #3, JOHN                             0                    0.4375                         0                         0
7133 KOHR #2, JOHN                       0.00825                   0.05409                         0                0.10543822
7136 KRANTZ ET AL #3                    0.006438                  0.238949                 0.0026841                0.09801101
7137 KRANTZ HEIRS #1                           0                         0                  0.008125                0.31214585
7138 LEAR #1                                   0                         0                   0.00875                  0.342478

7140 LEWIS #1, DELMAR                      0.158                     0.712                         0                         0
7141 LEWIS #1-A, DELMAR                     0.07                       0.8                         0                         0
7142 LIGGETT UNIT #1, DONALD             0.04778                  0.604016                 0.0012233                0.04699668
7143 LIGGETT UNIT #2, DONALD            0.010745                   0.40375                   0.00405                 0.1478874
7144 LIGGETT UNIT #3, DONALD            0.017716                   0.35555                0.00436406                0.15935543
7147 LITTLE-ADDY #1                         0.03                         0                   0.00845                 0.3085552
7148 LITTLE-ADDY #2                         0.03                         0                   0.00845                 0.3085552
7149 LITTLE #3, LESTER                         0                   0.10345                0.00630185                 0.2339328
7149 LITTLE #3, LESTER                         0                   0.10345                0.00630185                 0.2339328
7150 LITTLE #1, LEWIS                    0.02793                  0.198005                 0.2636625                0.03234031
7150 LITTLE #1, LEWIS                    0.02793                  0.198005                 0.2636625                0.03234031
7151 LITTLE #2, LEWIS                   0.021398                  0.581055                         0                0.01642531
7154 MARLATT #2, EARL                    0.00503                  0.136588                         0                0.09094503
7155 MARLATT ET AL #1, EARL             0.000688                 0.1385536                0.00463473                 0.1692391
7156 MAURER #1, ROBERT                  0.033113                  0.043961                0.00578544                0.23156604
7156 MAURER #1, ROBERT                  0.033113                  0.043961                0.00578544                0.23156604
7156 MAURER #1, ROBERT                  0.033113                  0.043961                0.00578544                0.23156604
7157 MAURER #2, ROBERT                         0                  0.022015                0.00839138                0.30834236
7157 MAURER #2, ROBERT                         0                  0.022015                0.00839138                0.30834236
7158 MCDONNELL #1, JAMES                 0.01559                    0.0656                0.00672149                0.24543795
7159 MCDONNELL UNIT #2, JAMES                  0                         0                   0.00875                0.48220386
7159 MCDONNELL UNIT #2, JAMES                  0                         0                   0.00875                0.48220386
7160 MCDONNELL #3, JOHN                 0.015291                    0.0533                0.20901737                0.11803544
7160 MCDONNELL #3, JOHN                 0.015291                    0.0533                0.20901737                0.11803544
7161 MCMILLAN #1, N.D.                         0                         0                   0.00875                0.48698899
7162 MCPHERSON #1, WALTER               0.006063                   0.01284                0.00648875                0.26398481
7162 MCPHERSON #1, WALTER               0.006063                   0.01284                0.00648875                0.26398481
7163 MILLER #1, EMANUEL                 0.061739                  0.791986                         0                         0
7164 MILLER #1, VERNA                   0.040954                   0.11339                   0.26325                 0.0300801
7164 MILLER #1, VERNA                   0.040954                   0.11339                   0.26325                 0.0300801
7165 MILLER #2, VERNA                   0.034854                   0.16889                   0.26325                 0.0320399
7165 MILLER #2, VERNA                   0.034854                   0.16889                   0.26325                 0.0320399
7167 MIZER #1, CHARLES                      0.06                         0                    0.3868                0.02197728
7168 MIZER #1, JOHN                      0.00743                    0.3566                 0.0026975                0.14844653
7168 MIZER #1, JOHN                      0.00743                    0.3566                 0.0026975                0.14844653
7168 MIZER #1, JOHN                      0.00743                    0.3566                 0.0026975                0.14844653
7169 MOSER UNIT #1                             0                         0                   0.00875                   0.51975
7174 MYERS-WILMOT MINING #1               0.0536                    0.8065                         0                         0
7175 MYERS UNIT #1, EDITH               0.016978                  0.682285                         0                         0
7176 MYERS #1 & 2, G.                       0.03                         0                   0.00845                0.32463169
7177 MYERS #2, G.                           0.03                     0.845                         0                         0
7178 NAY UNIT #1                           0.015                         0                    0.0085                0.25036469
7180 NEW PHILA AIRPORT #1 & 2           0.009725                  0.152284                         0                0.08909094
7181 NEW PHILA AIRPORT #1 & 2           0.009725                  0.152284                         0                         0
7182 NEWCOM. CEM. #1, POLLOCK #2       0.0099776                         0                    0.0084                0.46951025
7182 NEWCOM. CEM. #1, POLLOCK #2       0.0099776                         0                    0.0084                0.46951025
7183 NEWCOMERSTOWN LANDFILL #1         0.0282086                 0.1253019                         0                0.09386662
7184 NEWCOMERSTOWN TRAP CLUB #1                0                         0                 0.1265625                0.00719105
7185 NOBLE #3                           0.038608                 0.3018812                0.00256387                0.07551794
7186 OAKLIEF #1, ARTHUR                 0.013275                  0.673315                0.00015295                0.02648209
7186 OAKLIEF #1, ARTHUR                 0.013275                  0.673315                0.00015295                0.02648209
7187 OBERMILLER UNIT #1                 0.005664                   0.25075                0.00259582                0.14447266
7188 OBERMILLER UNIT #2                 0.011789                    0.0581                0.05479495                0.38816623
7188 OBERMILLER UNIT #2                 0.011789                    0.0581                0.05479495                0.38816623

7199 PALMER #1, MELISSA                 0.048691                  0.787649                         0                         0
7201 PETERS ET AL #1                           0                  0.061992                0.00455152                0.29901615
7201 PETERS ET AL #1                           0                  0.061992                0.00455152                0.29901615
7202 PETERS ET AL #2                       0.035                         0                    0.0084                0.46750943


7206 POWELL #1, JOHN                    0.027343                 0.2480168                  0.203165                0.02463202
7206 POWELL #1, JOHN                    0.027343                 0.2480168                  0.203165                0.02463202

                                                                         17

(RESTUBBED TABLE)

7119 HOLMES LIMESTONE #5                  0.33296108                 0.12107043                   0.42237043 RESOURCE ENERGY INC
7119 HOLMES LIMESTONE #5                  0.33296108                 0.12107043                   0.42237043 RESOURCE ENERGY INC
7120 HOLMES LIMESTONE #6                  0.32036279                 0.10378612                   0.40467596 RESOURCE ENERGY INC
7120 HOLMES LIMESTONE #6                  0.32036279                 0.10378612                   0.40467596 RESOURCE ENERGY INC
7120 HOLMES LIMESTONE #6                  0.32036279                 0.10378612                   0.40467596 RESOURCE ENERGY INC
7121 HOLMES LIMESTONE #7                  0.53451474                 0.02784092                   0.66837522 RESOURCE ENERGY INC
7121 HOLMES LIMESTONE #7                  0.53451474                 0.02784092                   0.66837522 RESOURCE ENERGY INC
7122 HOLMES LIMESTONE #8                  0.56160297                 0.01212122                   0.70218432 RESOURCE ENERGY INC
7124 HOSTETLER #1, LYLE                   0.78359725                 0.01964921                   0.92200231 RESOURCE ENERGY INC
7125 HOSTETLER #3, LYLE                   0.63943812                 0.01455813                   0.73618113 RESOURCE ENERGY INC
7126 JOHN #1, GEORGE                       0.4611476                 0.28813463                   0.54563463 RESOURCE ENERGY INC
7127 JOHN UNIT #1-A, GEORGE                    0.865                          0                            1 RESOURCE ENERGY INC
7129 KIBLER #1                            0.12784095                  0.1515152                    0.1515152 RESOURCE ENERGY INC
7130 KOHL #1                              0.39659119                 0.44524707                   0.45324707 RESOURCE ENERGY INC
7131 KOHR #1, JOHN                             0.875                          0                            1 RESOURCE ENERGY INC
7132 KOHR #3, JOHN                            0.4375                          0                          0.5 RESOURCE ENERGY INC
7133 KOHR #2, JOHN                        0.16777822                 0.13403035                   0.19943035 RESOURCE ENERGY INC
7136 KRANTZ ET AL #3                      0.34608211                 0.10589468                   0.40379468 RESOURCE ENERGY INC
7137 KRANTZ HEIRS #1                      0.32027085                 0.38417951                   0.39417951 RESOURCE ENERGY INC
7138 LEAR #1                                0.351228                 0.39140343                   0.40140343 RESOURCE ENERGY INC

7140 LEWIS #1, DELMAR                           0.87                          0                            1 RESOURCE ENERGY INC
7141 LEWIS #1-A, DELMAR                         0.87                          0                            1 RESOURCE ENERGY INC
7142 LIGGETT UNIT #1, DONALD              0.70001598                 0.06212567                   0.80042877 RESOURCE ENERGY INC
7143 LIGGETT UNIT #2, DONALD               0.5664324                 0.18257704                   0.68757704 RESOURCE ENERGY INC
7144 LIGGETT UNIT #3, DONALD              0.53698549                  0.1865061                    0.6216137 RESOURCE ENERGY INC
7147 LITTLE-ADDY #1                        0.3470052                 0.36515408                   0.37515408 RESOURCE ENERGY INC
7148 LITTLE-ADDY #2                        0.3470052                 0.36515408                   0.37515408 RESOURCE ENERGY INC
7149 LITTLE #3, LESTER                    0.34368465                 0.27841102                   0.41091102 RESOURCE ENERGY INC
7149 LITTLE #3, LESTER                    0.34368465                 0.27841102                   0.41091102 RESOURCE ENERGY INC
7150 LITTLE #1, LEWIS                     0.52193781                 0.03953612                   0.60672612 RESOURCE ENERGY INC
7150 LITTLE #1, LEWIS                     0.52193781                 0.03953612                   0.60672612 RESOURCE ENERGY INC
7151 LITTLE #2, LEWIS                     0.61887831                  0.0185591                    0.7424471 RESOURCE ENERGY INC
7154 MARLATT #2, EARL                     0.23256303                 0.11886943                   0.28433143 RESOURCE ENERGY INC
7155 MARLATT ET AL #1, EARL               0.31311543                 0.20408162                   0.37947704 RESOURCE ENERGY INC
7156 MAURER #1, ROBERT                    0.31442548                 0.28035481                   0.34049762 RESOURCE ENERGY INC
7156 MAURER #1, ROBERT                    0.31442548                 0.28035481                   0.34049762 RESOURCE ENERGY INC
7156 MAURER #1, ROBERT                    0.31442548                 0.28035481                   0.34049762 RESOURCE ENERGY INC
7157 MAURER #2, ROBERT                    0.33874874                 0.35666382                   0.39306692 RESOURCE ENERGY INC
7157 MAURER #2, ROBERT                    0.33874874                 0.35666382                   0.39306692 RESOURCE ENERGY INC
7158 MCDONNELL #1, JAMES                  0.33334944                  0.2899265                   0.37786634 RESOURCE ENERGY INC
7159 MCDONNELL UNIT #2, JAMES             0.49095386                 0.55655884                   0.56655884 RESOURCE ENERGY INC
7159 MCDONNELL UNIT #2, JAMES             0.49095386                 0.55655884                   0.56655884 RESOURCE ENERGY INC
7160 MCDONNELL #3, JOHN                   0.39564381                 0.13358641                   0.45169386 RESOURCE ENERGY INC
7160 MCDONNELL #3, JOHN                   0.39564381                 0.13358641                   0.45169386 RESOURCE ENERGY INC
7161 MCMILLAN #1, N.D.                    0.49573899                 0.55655884                   0.56655884 RESOURCE ENERGY INC
7162 MCPHERSON #1, WALTER                 0.28937656                 0.30736346                   0.33030946 RESOURCE ENERGY INC
7162 MCPHERSON #1, WALTER                 0.28937656                 0.30736346                   0.33030946 RESOURCE ENERGY INC
7163 MILLER #1, EMANUEL                     0.853725                          0                     0.988396 RESOURCE ENERGY INC
7164 MILLER #1, VERNA                      0.4476741                 0.03340551                   0.50259151 RESOURCE ENERGY INC
7164 MILLER #1, VERNA                      0.4476741                 0.03340551                   0.50259151 RESOURCE ENERGY INC
7165 MILLER #2, VERNA                      0.4990339                 0.03548884                   0.56467484 RESOURCE ENERGY INC
7165 MILLER #2, VERNA                      0.4990339                 0.03548884                   0.56467484 RESOURCE ENERGY INC
7167 MIZER #1, CHARLES                    0.46877728                  0.0284091                    0.5284091 RESOURCE ENERGY INC
7168 MIZER #1, JOHN                       0.51517403                 0.17852265                   0.61177265 RESOURCE ENERGY INC
7168 MIZER #1, JOHN                       0.51517403                 0.17852265                   0.61177265 RESOURCE ENERGY INC
7168 MIZER #1, JOHN                       0.51517403                 0.17852265                   0.61177265 RESOURCE ENERGY INC
7169 MOSER UNIT #1                            0.5285                      0.594                        0.604 RESOURCE ENERGY INC
7174 MYERS-WILMOT MINING #1                   0.8601                          0                            1 RESOURCE ENERGY INC
7175 MYERS UNIT #1, EDITH                   0.699263                          0                     0.868094 RESOURCE ENERGY INC
7176 MYERS #1 & 2, G.                     0.36308169                 0.38417951                   0.39417951 RESOURCE ENERGY INC
7177 MYERS #2, G.                              0.875                          0                            0 RESOURCE ENERGY INC
7178 NAY UNIT #1                          0.27386469                 0.29454669                   0.30454669 RESOURCE ENERGY INC
7180 NEW PHILA AIRPORT #1 & 2             0.25109994                 0.10606064                   0.28998364 RESOURCE ENERGY INC
7181 NEW PHILA AIRPORT #1 & 2               0.162009                          0                     0.183923 RESOURCE ENERGY INC
7182 NEWCOM. CEM. #1, POLLOCK #2          0.48788785                 0.55655884                   0.56655884 RESOURCE ENERGY INC
7182 NEWCOM. CEM. #1, POLLOCK #2          0.48788785                 0.55655884                   0.56655884 RESOURCE ENERGY INC
7183 NEWCOMERSTOWN LANDFILL #1            0.24737712                 0.11334813                   0.27246763 RESOURCE ENERGY INC
7184 NEWCOMERSTOWN TRAP CLUB #1           0.13375355                  0.0284091                    0.5284091 RESOURCE ENERGY INC
7185 NOBLE #3                             0.41857101                 0.10161861                   0.46660311 RESOURCE ENERGY INC
7186 OAKLIEF #1, ARTHUR                   0.71322504                 0.02600966                   0.83145566 RESOURCE ENERGY INC
7186 OAKLIEF #1, ARTHUR                   0.71322504                 0.02600966                   0.83145566 RESOURCE ENERGY INC
7187 OBERMILLER UNIT #1                   0.40348248                 0.16001067                   0.45788567 RESOURCE ENERGY INC
7188 OBERMILLER UNIT #2                   0.51285018                 0.44718812                   0.58283812 RESOURCE ENERGY INC
7188 OBERMILLER UNIT #2                   0.51285018                 0.44718812                   0.58283812 RESOURCE ENERGY INC

7199 PALMER #1, MELISSA                      0.83634                          0                      0.98585 RESOURCE ENERGY INC
7201 PETERS ET AL #1                      0.36555967                 0.37005388                   0.44952538 RESOURCE ENERGY INC
7201 PETERS ET AL #1                      0.36555967                 0.37005388                   0.44952538 RESOURCE ENERGY INC
7202 PETERS ET AL #2                      0.51090943                 0.55655884                   0.56655884 RESOURCE ENERGY INC


7206 POWELL #1, JOHN                      0.50315682                 0.02982956                   0.57894246 RESOURCE ENERGY INC
7206 POWELL #1, JOHN                      0.50315682                 0.02982956                   0.57894246 RESOURCE ENERGY INC

(RESTUBBED TABLE)

7119 HOLMES LIMESTONE #5             BRIGHTON INCOME PARTNERSHIP                   0.4                   0.5
7119 HOLMES LIMESTONE #5             DOVER-ATWOOD 1993 DRLNG PROG                  0.2                  0.25 OH           TUSCAR
7120 HOLMES LIMESTONE #6             TWC YIELD PLUS 1991                      0.063357              0.088984 OH           TUSCAR
7120 HOLMES LIMESTONE #6             BRIGHTON INCOME PARTNERSHIP                   0.4                   0.5
7120 HOLMES LIMESTONE #6             DOVER-ATWOOD 1993 DRLNG PROG                  0.2                  0.25
7121 HOLMES LIMESTONE #7             BRIGHTON INCOME PARTNERSHIP                  0.08                   0.1 OH           TUSCAR
7121 HOLMES LIMESTONE #7             DOVER-ATWOOD 1993 DRLNG PROG                0.096                  0.12
7122 HOLMES LIMESTONE #8             DOVER-ATWOOD 1993 DRLNG PROG                0.064                  0.08
7124 HOSTETLER #1, LYLE              ATWOOD YIELD PLUS III                    0.079762               0.06671 OH           HOLMES
7125 HOSTETLER #3, LYLE              BRIGHTON INCOME PARTNERSHIP              0.453433              0.512446 OH           HOLMES
7126 JOHN #1, GEORGE                 ATWOOD YIELD PLUS IV                     0.567375                  0.75 OH           TUSCAR
7127 JOHN UNIT #1-A, GEORGE                                                          0                     0 OH           TUSCAR
7129 KIBLER #1                       DOVER-ATWOOD 1993 DRLNG PROG              0.84375                     1 OH           PORTAG
7130 KOHL #1                         ATWOOD YIELD PLUS                             0.7                   0.8 OH           TUSCAR
7131 KOHR #1, JOHN                                                                   0                     0 OH           TUSCAR
7132 KOHR #3, JOHN                                                                   0                     0 OH           TUSCAR
7133 KOHR #2, JOHN                   DOVER-ATWOOD 1993 DRLNG PROG             0.695892                0.8846 OH           TUSCAR
7136 KRANTZ ET AL #3                 TWC YIELD PLUS 1991                       0.26841                  0.29 OH           TUSCAR
7137 KRANTZ HEIRS #1                 ATWOOD YIELD PLUS IV                       0.8125                     1 OH           TUSCAR
7138 LEAR #1                         LEVENGOOD INDUSTRIAL                        0.875                     1
                                                                                     0                       OH           GUERNS
7140 LEWIS #1, DELMAR                                                                0                     0
7141 LEWIS #1-A, DELMAR                                                              0                     0 OH           TUSCAR
7142 LIGGETT UNIT #1, DONALD         ATWOOD YIELD PLUS IV                      0.12233               0.16171 OH           TUSCAR
7143 LIGGETT UNIT #2, DONALD         TWC YIELD PLUS 1991                         0.405                   0.5 OH           TUSCAR
7144 LIGGETT UNIT #3, DONALD         TWC YIELD PLUS 1991                      0.436406               0.51076 OH           TUSCAR
7147 LITTLE-ADDY #1                  TWC YIELD PLUS 1991                         0.845                     1
7148 LITTLE-ADDY #2                  TWC YIELD PLUS 1991                         0.845                     1
7149 LITTLE #3, LESTER               TWC YIELD PLUS 1991                      0.630185                  0.75 OH           TUSCAR
7149 LITTLE #3, LESTER               DOVER-ATWOOD 1993 DRLNG PROG               0.0252                  0.03
7150 LITTLE #1, LEWIS                TWC YIELD PLUS 1991                       0.04125                  0.05 OH           TUSCAR
7150 LITTLE #1, LEWIS                BRIGHTON INCOME PARTNERSHIP                0.5265                  0.65
7151 LITTLE #2, LEWIS                DOVER-ATWOOD 1993 DRLNG PROG             0.108407               0.12249 OH           TUSCAR
7154 MARLATT #2, EARL                DOVER-ATWOOD 1993 DRLNG PROG             0.600237              0.784538
7155 MARLATT ET AL #1, EARL          TWC YIELD PLUS 1991                     0.4634731             0.5588918 OH           TUSCAR
7156 MAURER #1, ROBERT               ATWOOD YIELD PLUS IV                     0.052044              0.052781 OH           TUSCAR
7156 MAURER #1, ROBERT               TWC YIELD PLUS 1991                        0.5265                  0.65
7156 MAURER #1, ROBERT               DOVER-ATWOOD 1993 DRLNG PROG               0.1275                  0.15
7157 MAURER #2, ROBERT               ATWOOD YIELD PLUS IV                     0.101322               0.09671 OH           TUSCAR
7157 MAURER #2, ROBERT               TWC YIELD PLUS 1991                      0.737816                 0.875
7158 MCDONNELL #1, JAMES             TWC YIELD PLUS 1991                      0.672149              0.793984 OH           TUSCAR
7159 MCDONNELL UNIT #2, JAMES        TWC YIELD PLUS 1991                         0.025                     0 OH           COSHOC
7159 MCDONNELL UNIT #2, JAMES        ATWOOD YIELD PLUS                            0.85                     1
7160 MCDONNELL #3, JOHN              ATWOOD YIELD PLUS IV                     0.276737              0.310745 OH           TUSCAR
7160 MCDONNELL #3, JOHN              BRIGHTON INCOME PARTNERSHIP                0.4125                   0.5
7161 MCMILLAN #1, N.D.               ATWOOD YIELD PLUS                           0.875                     1 OH           TUSCAR
7162 MCPHERSON #1, WALTER            TWC YIELD PLUS 1991                      0.648875                0.7546
7162 MCPHERSON #1, WALTER            DOVER-ATWOOD 1993 DRLNG PROG               0.1785                  0.21
7163 MILLER #1, EMANUEL                                                              0                     0 OH           HOLMES
7164 MILLER #1, VERNA                BRIGHTON INCOME PARTNERSHIP                0.5265                  0.65 OH           HOLMES
7164 MILLER #1, VERNA                DOVER-ATWOOD 1993 DRLNG PROG             0.072589               0.07171
7165 MILLER #2, VERNA                BRIGHTON INCOME PARTNERSHIP                0.5265                  0.65 OH           HOLMES
7165 MILLER #2, VERNA                DOVER-ATWOOD 1993 DRLNG PROG             0.081996               0.08171
7167 MIZER #1, CHARLES               BRIGHTON INCOME PARTNERSHIP                0.7736                     1 OH           TUSCAR
7168 MIZER #1, JOHN                  ATWOOD YIELD PLUS V                       0.26975                 0.325 OH           TUSCAR
7168 MIZER #1, JOHN                  DOVER-ATWOOD 1993 DRLNG PROG               0.1512                  0.18
7168 MIZER #1, JOHN                  ATWOOD YIELD PLUS IV                     0.006613                     0
7169 MOSER UNIT #1                   ATWOOD YIELD PLUS II                        0.875                     1 OH           TUSCAR
7174 MYERS-WILMOT MINING #1                                                          0                     0
7175 MYERS UNIT #1, EDITH            ATWOOD YIELD PLUS IV                     0.008385                     0
7176 MYERS #1 & 2, G.                ATWOOD YIELD PLUS IV                        0.845                     1 OH           GUERNS
7177 MYERS #2, G.                                                                    0                     0
7178 NAY UNIT #1                     ATWOOD YIELD PLUS III                        0.85                     1
7180 NEW PHILA AIRPORT #1 & 2        DOVER-ATWOOD 1993 DRLNG PROG                0.588                   0.7 OH           TUSCAR
7181 NEW PHILA AIRPORT #1 & 2        DOVER-ATWOOD 1993 DRLNG PROG                0.588                   0.7
7182 NEWCOM. CEM. #1, POLLOCK #2     DOVER-ATWOOD 1993 DRLNG PROG            0.0132054                     0 OH           COSHOC
7182 NEWCOM. CEM. #1, POLLOCK #2     ATWOOD YIELD PLUS                            0.84                     1
7183 NEWCOMERSTOWN LANDFILL #1       DOVER-ATWOOD 1993 DRLNG PROG            0.6195195             0.7480974 OH           TUSCAR
7184 NEWCOMERSTOWN TRAP CLUB #1      BRIGHTON INCOME PARTNERSHIP              0.253125                     1 OH           TUSCAR
7185 NOBLE #3                        ATWOOD YIELD PLUS III                    0.256387                 0.345 OH           COSHOC
7186 OAKLIEF #1, ARTHUR              ATWOOD YIELD PLUS IV                     0.015295                0.0046 OH           TUSCAR
7186 OAKLIEF #1, ARTHUR              DOVER-ATWOOD 1993 DRLNG PROG                0.136                  0.16
7187 OBERMILLER UNIT #1              ATWOOD YIELD PLUS                        0.259582                0.2875 OH           TUSCAR
7188 OBERMILLER UNIT #2              ATWOOD YIELD PLUS                        0.250495                 0.265 OH           TUSCAR
7188 OBERMILLER UNIT #2              BRIGHTON/LEVENGOOD DRILLING                0.5229                  0.63
                                                                                     0                       OH           GUERNS
7199 PALMER #1, MELISSA                                                              0                     0 OH           TUSCAR
7201 PETERS ET AL #1                 ATWOOD YIELD PLUS                        0.455152               0.56715 OH           GUERNS
7201 PETERS ET AL #1                 DOVER-ATWOOD 1993 DRLNG PROG             0.301602               0.35905
7202 PETERS ET AL #2                 ATWOOD YIELD PLUS                            0.84                     1 OH           GUERNS
                                                                                     0                       OH           GUERNS
                                                                                     0                       OH           GUERNS
7206 POWELL #1, JOHN                 BRIGHTON INCOME PARTNERSHIP               0.40633                   0.5 OH           TUSCAR
7206 POWELL #1, JOHN                 DOVER-ATWOOD 1993 DRLNG PROG             0.062825                 0.075


 7207 PRITCHARD #3                                0                  0.438185                0.00269101                0.14977054
 7208 PRITCHARD #2, REX                    0.002953                  0.330733                0.00351596                0.20884803
 7209 PRITCHARD #1, EMMA                          0                 0.2316237                         0                0.04644762
 7211 REEVES BANK #1 & 2                          0                         0                   0.00875                0.40721131
 7213 REEVES REALTY #3                     0.019753                     0.231                0.00249198                0.11597285
 7214 REEVES REALTY UNIT #4 & 5            0.002953                  0.321999                         0                0.05361547
 7215 REEVES REALTY UNIT #4 & 5            0.002953                  0.321999                         0                         0
 7216 REEVES-BOWMAN #1                            0                         0                   0.46367                0.02634489
 7217 REHARD ET AL #2                             0                         0                0.00837382                0.34211741
 7217 REHARD ET AL #2                             0                         0                0.00837382                0.34211741
 7218 REHARD ET AL #3                       0.03115                  0.260232                   0.00546                0.21370627
 7219 REHARD ET AL #7 & 8                 0.0099776                         0                    0.0084                0.46951025
 7219 REHARD ET AL #7 & 8                 0.0099776                         0                    0.0084                0.46951025
 7221 ROAHRIG-MILLER #1                    0.028364                  0.674572                         0                         0
 7222 ROBERTS #1, OLLIE                    0.015713                   0.32115                         0                0.05202411
 7223 ROBINSON #1, CARL                        0.01                    0.0168                 0.3711465                0.05766866
 7223 ROBINSON #1, CARL                        0.01                    0.0168                 0.3711465                0.05766866

 7225 ROFF #1                                     0                     0.875                         0                         0
 7227 ROSE ET AL #2                               0                     0.236                 0.0024098                0.08799483
 7228 ROSE #1, CARRIE                             0                         0                  0.008125                0.29668769
 7229 ROSS #2                                  0.03                         0                   0.00845                0.47029222
 7230 SCHAAR #1 & 2                               0                 0.2964582                 0.0022339                 0.1305418
 7230 SCHAAR #1 & 2                               0                 0.2964582                 0.0022339                 0.1305418
 7232 SCHEFFER #1, THOMAS                         0                         0                   0.00875                0.48698899
 7233 SCHEFFER #2, THOMAS                         0                         0                   0.00875                0.48698899
 7234 SCHEFFER ET AL #3, THOMAS            0.002953                    0.2478                0.00271626                0.15117585
 7235 SCHEMRICH UNIT #1, LEONARD           0.012625                  0.686125                0.00033931                0.03235378
 7235 SCHEMRICH UNIT #1, LEONARD           0.012625                  0.686125                0.00033931                0.03235378
 7236 SCHOENBRUNN UNIT #1 & 2             0.0009514                 0.0928875                   0.00546                0.21989039
 7236 SCHOENBRUNN UNIT #1 & 2             0.0009514                 0.0928875                   0.00546                0.21989039
 7238 SCHWEITZER #2, DALE                  0.009688                     0.615                0.00211783                0.08136269
 7239 SEIKEL #1, MICHAEL                          0                         0                   0.00875                0.40721131
 7240 SETTERS #1, SPENCER                         0                         0                   0.00875                0.40721131
 7241 SHAW UNIT #1, KENNETH                0.018125                  0.749523                         0                0.01018182
 7243 SIEGENTHALER #1 (T&A) & #2            0.03115                  0.190092                   0.00546                0.22643355
 7243 SIEGENTHALER #1 (T&A) & #2            0.03115                  0.190092                   0.00546                0.22643355
 7245 SIEGENTHALER #3                          0.03                         0                   0.00845                0.47029222
 7248 SIMONDS CUTTING TOOL #1                0.0025                    0.0255                0.00718205                0.27591965
 7249 SMITH UNIT #5                           0.015                         0                    0.0085                0.47307501
 7250 SMITH #1, GERALD                     0.014575                  0.685375                0.00071712                0.02755028
 7251 SMITH #2, JOHNNIE                     0.02515                  0.800421                         0                         0
 7252 SNYDER #1, HAROLD                           0                         0                   0.00875                0.48698899
 7253 SNYDER #2, HAROLD                    0.040013                  0.284624                   0.05229                0.24875102
 7254 SOURS-TIMMONS UNIT #1                0.037468                  0.713911                         0                         0
 7255 SPIES #1, WAYNE                          0.01                  0.321431                0.00447064                0.13168123
 7256 SPRING #2, ROBERT                    0.008563                   0.06384                   0.32305                0.06973238
 7256 SPRING #2, ROBERT                    0.008563                   0.06384                   0.32305                0.06973238
 7257 STALDER #1, JOHN                            0                  0.345751                  0.203165                0.02463202
 7257 STALDER #1, JOHN                            0                  0.345751                  0.203165                0.02463202
 7258 STALDER UNIT #2                      0.017953                     0.056                0.05309312                 0.3381004
 7258 STALDER UNIT #2                      0.017953                     0.056                0.05309312                 0.3381004
 7259 STALDER UNIT #1, HOWARD                     0                     0.875                         0                         0
 7261 STEVENS #2, JUNE                      0.03323                  0.290627                         0                0.06117426
 7263 STINGEL #2, VORIS                           0                  0.120493                0.00635778                0.18726631
 7264 STINGEL #1, VORIS                       0.153                     0.712                         0                         0
 7266 TENNANT #1                                  0                     0.845                         0                         0
 7269 TRIPATHY #1, GHANA                       0.02                  0.232205                         0                         0
 7270 TROYER #1, RAY                      0.0363988                 0.6684208                         0                0.00811155
 7271 UNION COUNTRY CLUB #2                       0                         0                   0.00875                0.48698899
 7272 UNION COUNTRY CLUB #3                0.006703                  0.047033                 0.1859005                0.31646616
 7272 UNION COUNTRY CLUB #3                0.006703                  0.047033                 0.1859005                0.31646616
 7273 VESSELS #2                                  0                 0.3267362                0.03391482                 0.1393848
 7273 VESSELS #2                                  0                 0.3267362                0.03391482                 0.1393848
 7273 VESSELS #2                                  0                 0.3267362                0.03391482                 0.1393848
 7274 VESSELS #1                                  0                    0.0697                0.20801886                0.13886373
 7274 VESSELS #1                                  0                    0.0697                0.20801886                0.13886373
 7275 WALLICK #1, LARRY                       0.163                     0.712                         0                         0
 7276 WALLICK #10, LARRY                          0                  0.709773                         0                0.00242424
 7277 WALLICK #11, LARRY                          0                       0.8                         0                         0
 7278 WALLICK #2, LARRY                       0.163                     0.712                         0                         0
 7279 WALLICK #2-A, LARRY                         0                  0.120493                0.00635778                0.18726631
 7280 WALLICK #3, LARRY                       0.163                     0.712                         0                         0
 7281 WALLICK #4, LARRY                       0.163                     0.712                         0                         0
 7282 WALLICK #6, LARRY                           0                  0.176493                0.00585938                 0.1725861
 7283 WALLICK #7, LARRY                           0                  0.112493                0.00642898                0.18936348
 7284 WALLICK #8, LARRY                           0                       0.8                         0                         0
 7285 WALLICK #9, LARRY                           0                  0.709773                         0                0.00242424
 7286 WARGO UNIT #1                         0.02389                         0                    0.0085                0.47307501
 7287 WATERS #1                                   0                     0.875                         0                         0
 7288 WATSON UNIT #1                          0.075                         0                     0.008                0.23563735
 7289 WAYNE FARMS #1                              0                     0.875                         0                         0
 7292 WELCH-BLISS UNIT #1                  0.022336                  0.271704                0.21428955                0.05005082
 7292 WELCH-BLISS UNIT #1                  0.022336                  0.271704                0.21428955                0.05005082


                                                                           18

(RESTUBBED TABLE)

 7207 PRITCHARD #3                            0.59064655                 0.16696765                 0.71371765 RESOURCE ENERGY INC
 7208 PRITCHARD #2, REX                       0.54604999                    0.22572                   0.632853 RESOURCE ENERGY INC
 7209 PRITCHARD #1, EMMA                      0.27807132                 0.05716631                 0.34224161 RESOURCE ENERGY INC
 7211 REEVES BANK #1 & 2                      0.41596131                 0.46538435                 0.47538435 RESOURCE ENERGY INC
 7213 REEVES REALTY #3                        0.36921783                 0.12099993                 0.41859993 RESOURCE ENERGY INC
 7214 REEVES REALTY UNIT #4 & 5               0.37856747                 0.06060608                 0.44393808 RESOURCE ENERGY INC
 7215 REEVES REALTY UNIT #4 & 5                 0.324952                          0                   0.383332 RESOURCE ENERGY INC
 7216 REEVES-BOWMAN #1                        0.49001489                  0.0284091                  0.5284091 RESOURCE ENERGY INC
 7217 REHARD ET AL #2                         0.35049123                 0.40957234                 0.41952234 RESOURCE ENERGY INC
 7217 REHARD ET AL #2                         0.35049123                 0.40957234                 0.41952234 RESOURCE ENERGY INC
 7218 REHARD ET AL #3                         0.51054827                 0.25441223                 0.60591223 RESOURCE ENERGY INC
 7219 REHARD ET AL #7 & 8                     0.48788785                 0.55655884                 0.56655884 RESOURCE ENERGY INC
 7219 REHARD ET AL #7 & 8                     0.48788785                 0.55655884                 0.56655884 RESOURCE ENERGY INC
 7221 ROAHRIG-MILLER #1                         0.702936                          0                    0.83169 RESOURCE ENERGY INC
 7222 ROBERTS #1, OLLIE                       0.38888711                  0.0568182                  0.4468182 RESOURCE ENERGY INC
 7223 ROBINSON #1, CARL                       0.45561516                  0.0402557                  0.4937557 RESOURCE ENERGY INC
 7223 ROBINSON #1, CARL                       0.45561516                  0.0402557                  0.4937557 RESOURCE ENERGY INC

 7225 ROFF #1                                      0.875                          0                          1 RESOURCE ENERGY INC
 7227 ROSE ET AL #2                           0.32640463                 0.10589468                 0.40379468 RESOURCE ENERGY INC
 7228 ROSE #1, CARRIE                         0.30481269                 0.36515408                 0.37515408 RESOURCE ENERGY INC
 7229 ROSS #2                                 0.50874222                 0.55655884                 0.56655884 RESOURCE ENERGY INC
 7230 SCHAAR #1 & 2                            0.4292339                 0.17454341                 0.53907791 RESOURCE ENERGY INC
 7230 SCHAAR #1 & 2                            0.4292339                 0.17454341                 0.53907791 RESOURCE ENERGY INC
 7232 SCHEFFER #1, THOMAS                     0.49573899                 0.55655884                 0.56655884 RESOURCE ENERGY INC
 7233 SCHEFFER #2, THOMAS                     0.49573899                 0.55655884                 0.56655884 RESOURCE ENERGY INC
 7234 SCHEFFER ET AL #3, THOMAS               0.40464511                 0.16140206                 0.45930206 RESOURCE ENERGY INC
 7235 SCHEMRICH UNIT #1, LEONARD              0.73144309                 0.03425267                 0.85455267 RESOURCE ENERGY INC
 7235 SCHEMRICH UNIT #1, LEONARD              0.73144309                 0.03425267                 0.85455267 RESOURCE ENERGY INC
 7236 SCHOENBRUNN UNIT #1 & 2                 0.31918929                 0.26241552                 0.38382602 RESOURCE ENERGY INC
 7236 SCHOENBRUNN UNIT #1 & 2                 0.31918929                 0.26241552                 0.38382602 RESOURCE ENERGY INC
 7238 SCHWEITZER #2, DALE                     0.70816852                 0.09412398                 0.84657398 RESOURCE ENERGY INC
 7239 SEIKEL #1, MICHAEL                      0.41596131                 0.46538435                 0.47538435 RESOURCE ENERGY INC
 7240 SETTERS #1, SPENCER                     0.41596131                 0.46538435                 0.47538435 RESOURCE ENERGY INC
 7241 SHAW UNIT #1, KENNETH                   0.77782982                 0.01212122                 0.93212122 RESOURCE ENERGY INC
 7243 SIEGENTHALER #1 (T&A) & #2              0.45313555                 0.26956375                 0.52106375 RESOURCE ENERGY INC
 7243 SIEGENTHALER #1 (T&A) & #2              0.45313555                 0.26956375                 0.52106375 RESOURCE ENERGY INC
 7245 SIEGENTHALER #3                         0.50874222                 0.55655884                 0.56655884 RESOURCE ENERGY INC
 7248 SIMONDS CUTTING TOOL #1                  0.3111017                 0.35344515                 0.39264515 RESOURCE ENERGY INC
 7249 SMITH UNIT #5                           0.49657501                 0.55655884                 0.56655884 RESOURCE ENERGY INC
 7250 SMITH #1, GERALD                         0.7282174                 0.03073436                 0.85153436 RESOURCE ENERGY INC
 7251 SMITH #2, JOHNNIE                         0.825571                          0                   0.986016 RESOURCE ENERGY INC
 7252 SNYDER #1, HAROLD                       0.49573899                 0.55655884                 0.56655884 RESOURCE ENERGY INC
 7253 SNYDER #2, HAROLD                       0.62567802                 0.29970003                 0.70270003 RESOURCE ENERGY INC
 7254 SOURS-TIMMONS UNIT #1                     0.751379                          0                   0.885058 RESOURCE ENERGY INC
 7255 SPIES #1, WAYNE                         0.46758287                 0.17577074                 0.53498824 RESOURCE ENERGY INC
 7256 SPRING #2, ROBERT                       0.46518538                 0.05268752                 0.50538752 RESOURCE ENERGY INC
 7256 SPRING #2, ROBERT                       0.46518538                 0.05268752                 0.50538752 RESOURCE ENERGY INC
 7257 STALDER #1, JOHN                        0.57354802                 0.02982956                 0.70482956 RESOURCE ENERGY INC
 7257 STALDER #1, JOHN                        0.57354802                 0.02982956                 0.70482956 RESOURCE ENERGY INC
 7258 STALDER UNIT #2                         0.46514652                 0.39829163                 0.53399163 RESOURCE ENERGY INC
 7258 STALDER UNIT #2                         0.46514652                 0.39829163                 0.53399163 RESOURCE ENERGY INC
 7259 STALDER UNIT #1, HOWARD                      0.875                          0                          1 RESOURCE ENERGY INC
 7261 STEVENS #2, JUNE                        0.38503126                 0.07196972                 0.42272972 RESOURCE ENERGY INC
 7263 STINGEL #2, VORIS                       0.31411709                 0.24221281                 0.40105305 RESOURCE ENERGY INC
 7264 STINGEL #1, VORIS                            0.865                          0                          1 RESOURCE ENERGY INC
 7266 TENNANT #1                                   0.845                          0                          1 RESOURCE ENERGY INC
 7269 TRIPATHY #1, GHANA                        0.252205                          0                   0.281452 RESOURCE ENERGY INC
 7270 TROYER #1, RAY                          0.71293115                 0.00981603                 0.83295223 RESOURCE ENERGY INC
 7271 UNION COUNTRY CLUB #2                   0.49573899                 0.55655884                 0.56655884 RESOURCE ENERGY INC
 7272 UNION COUNTRY CLUB #3                   0.55610266                  0.3398705                  0.5995365 RESOURCE ENERGY INC
 7272 UNION COUNTRY CLUB #3                   0.55610266                  0.3398705                  0.5995365 RESOURCE ENERGY INC
 7273 VESSELS #2                              0.50003582                 0.17168662                 0.61154552 RESOURCE ENERGY INC
 7273 VESSELS #2                              0.50003582                 0.17168662                 0.61154552 RESOURCE ENERGY INC
 7273 VESSELS #2                              0.50003582                 0.17168662                 0.61154552 RESOURCE ENERGY INC
 7274 VESSELS #1                              0.41658259                 0.17012406                 0.50882406 RESOURCE ENERGY INC
 7274 VESSELS #1                              0.41658259                 0.17012406                 0.50882406 RESOURCE ENERGY INC
 7275 WALLICK #1, LARRY                            0.875                          0                          1 RESOURCE ENERGY INC
 7276 WALLICK #10, LARRY                      0.71219724                  0.0030303                  0.8914263 RESOURCE ENERGY INC
 7277 WALLICK #11, LARRY                             0.8                          0                          1 RESOURCE ENERGY INC
 7278 WALLICK #2, LARRY                            0.875                          0                          1 RESOURCE ENERGY INC
 7279 WALLICK #2-A, LARRY                     0.31411709                 0.24221281                 0.40105305 RESOURCE ENERGY INC
 7280 WALLICK #3, LARRY                            0.875                          0                          1 RESOURCE ENERGY INC
 7281 WALLICK #4, LARRY                            0.875                          0                          1 RESOURCE ENERGY INC
 7282 WALLICK #6, LARRY                       0.35493848                 0.22159454                 0.44973478 RESOURCE ENERGY INC
 7283 WALLICK #7, LARRY                       0.30828546                 0.24515828                 0.39409852 RESOURCE ENERGY INC
 7284 WALLICK #8, LARRY                              0.8                          0                          1 RESOURCE ENERGY INC
 7285 WALLICK #9, LARRY                       0.71219724                  0.0030303                  0.8914263 RESOURCE ENERGY INC
 7286 WARGO UNIT #1                           0.50546501                 0.55655884                 0.56655884 RESOURCE ENERGY INC
 7287 WATERS #1                                    0.875                          0                          1 RESOURCE ENERGY INC
 7288 WATSON UNIT #1                          0.31863735                 0.29454669                 0.30454669 RESOURCE ENERGY INC
 7289 WAYNE FARMS #1                               0.875                          0                          1 RESOURCE ENERGY INC
 7292 WELCH-BLISS UNIT #1                     0.55838037                 0.03724764                 0.62173544 RESOURCE ENERGY INC
 7292 WELCH-BLISS UNIT #1                     0.55838037                 0.03724764                 0.62173544 RESOURCE ENERGY INC

(RESTUBBED TABLE)

 7207 PRITCHARD #3                        ATWOOD YIELD PLUS                       0.269101              0.3 OH           TUSCAR
 7208 PRITCHARD #2, REX                   ATWOOD YIELD PLUS II                    0.351596             0.38 OH           TUSCAR
 7209 PRITCHARD #1, EMMA                  DOVER-ATWOOD 1993 DRLNG PROG           0.3065542        0.3772975 OH           TUSCAR
 7211 REEVES BANK #1 & 2                  ATWOOD YIELD PLUS V                        0.875                1 OH           TUSCAR
 7213 REEVES REALTY #3                    ATWOOD YIELD PLUS V                     0.249198             0.26 OH           TUSCAR
 7214 REEVES REALTY UNIT #4 & 5           DOVER-ATWOOD 1993 DRLNG PROG            0.353862              0.4 OH           TUSCAR
 7215 REEVES REALTY UNIT #4 & 5           DOVER-ATWOOD 1993 DRLNG PROG            0.353862              0.4
 7216 REEVES-BOWMAN #1                    BRIGHTON INCOME PARTNERSHIP              0.92734                1 OH           TUSCAR
 7217 REHARD ET AL #2                     LEVENGOOD INDUSTRIAL                       0.546             0.65 OH           GUERNS
 7217 REHARD ET AL #2                     TWC YIELD PLUS 1991                     0.291382            0.345
 7218 REHARD ET AL #3                     LEVENGOOD INDUSTRIAL                       0.546             0.65 OH           GUERNS
 7219 REHARD ET AL #7 & 8                 DOVER-ATWOOD 1993 DRLNG PROG           0.0132054                0 OH           GUERNS
 7219 REHARD ET AL #7 & 8                 ATWOOD YIELD PLUS                           0.84                1
 7221 ROAHRIG-MILLER #1                                                                  0                0 OH           TUSCAR
 7222 ROBERTS #1, OLLIE                   DOVER-ATWOOD 1993 DRLNG PROG            0.343359            0.375 OH           GUERNS
 7223 ROBINSON #1, CARL                   BRIGHTON INCOME PARTNERSHIP             0.742293            0.867
 7223 ROBINSON #1, CARL                   DOVER-ATWOOD 1993 DRLNG PROG               0.063            0.075
                                                                                         0                  OH           GUERNS
 7225 ROFF #1                                                                            0                0 OH           WASHIN
 7227 ROSE ET AL #2                       TWC YIELD PLUS 1991                      0.24098             0.29 OH           TUSCAR
 7228 ROSE #1, CARRIE                     TWC YIELD PLUS 1991                       0.8125                1 OH           TUSCAR
 7229 ROSS #2                             ATWOOD YIELD PLUS                          0.845                1 OH           GUERNS
 7230 SCHAAR #1 & 2                       ATWOOD YIELD PLUS                        0.22339              0.3 OH           TUSCAR
 7230 SCHAAR #1 & 2                       DOVER-ATWOOD 1993 DRLNG PROG               0.041             0.05
 7232 SCHEFFER #1, THOMAS                 ATWOOD YIELD PLUS                          0.875                1 OH           TUSCAR
 7233 SCHEFFER #2, THOMAS                 ATWOOD YIELD PLUS                          0.875                1 OH           TUSCAR
 7234 SCHEFFER ET AL #3, THOMAS           ATWOOD YIELD PLUS                       0.271626             0.29 OH           TUSCAR
 7235 SCHEMRICH UNIT #1, LEONARD          ATWOOD YIELD PLUS IV                    0.033931             0.03 OH           TUSCAR
 7235 SCHEMRICH UNIT #1, LEONARD          DOVER-ATWOOD 1993 DRLNG PROG              0.1275             0.15
 7236 SCHOENBRUNN UNIT #1 & 2             LEVENGOOD INDUSTRIAL                       0.546             0.65 OH           TUSCAR
 7236 SCHOENBRUNN UNIT #1 & 2             DOVER-ATWOOD 1993 DRLNG PROG           0.0408152        0.0528217
 7238 SCHWEITZER #2, DALE                 ATWOOD YIELD PLUS IV                    0.211783            0.245 OH           TUSCAR
 7239 SEIKEL #1, MICHAEL                  ATWOOD YIELD PLUS V                        0.875                1 OH           TUSCAR
 7240 SETTERS #1, SPENCER                 ATWOOD YIELD PLUS V                        0.875                1 OH           TUSCAR
 7241 SHAW UNIT #1, KENNETH               DOVER-ATWOOD 1993 DRLNG PROG              0.0672             0.08 OH           TUSCAR
 7243 SIEGENTHALER #1 (T&A) & #2          LEVENGOOD INDUSTRIAL                       0.546             0.65 OH           GUERNS
 7243 SIEGENTHALER #1 (T&A) & #2          DOVER-ATWOOD 1993 DRLNG PROG               0.084              0.1
 7245 SIEGENTHALER #3                     ATWOOD YIELD PLUS                          0.845                1 OH           GUERNS
 7248 SIMONDS CUTTING TOOL #1             ATWOOD YIELD PLUS IV                    0.718205             0.92 OH           TUSCAR
 7249 SMITH UNIT #5                       ATWOOD YIELD PLUS                           0.85                1 OH           TUSCAR
 7250 SMITH #1, GERALD                    ATWOOD YIELD PLUS IV                    0.071712             0.08 OH           TUSCAR
 7251 SMITH #2, JOHNNIE                                                                  0                0 OH           TUSCAR
 7252 SNYDER #1, HAROLD                   ATWOOD YIELD PLUS                          0.875                1
 7253 SNYDER #2, HAROLD                   BRIGHTON/LEVENGOOD DRILLING               0.5229             0.63 OH           TUSCAR
 7254 SOURS-TIMMONS UNIT #1                                                              0                0 OH           TUSCAR
 7255 SPIES #1, WAYNE                     ATWOOD YIELD PLUS III                   0.447064          0.59675
 7256 SPRING #2, ROBERT                   BRIGHTON INCOME PARTNERSHIP               0.6461           0.7546 OH           TUSCAR
 7256 SPRING #2, ROBERT                   DOVER-ATWOOD 1993 DRLNG PROG              0.1275             0.15
 7257 STALDER #1, JOHN                    BRIGHTON INCOME PARTNERSHIP              0.40633              0.5 OH           COSHOC
 7257 STALDER #1, JOHN                    DOVER-ATWOOD 1993 DRLNG PROG            0.062825            0.075
 7258 STALDER UNIT #2                     BRIGHTON/LEVENGOOD DRILLING                0.504             0.63 OH           TUSCAR
 7258 STALDER UNIT #2                     TWC YIELD PLUS 1991                     0.269312             0.27
 7259 STALDER UNIT #1, HOWARD                                                            0                0 OH           TUSCAR
 7261 STEVENS #2, JUNE                    DOVER-ATWOOD 1993 DRLNG PROG             0.40375            0.475 OH           TUSCAR
 7263 STINGEL #2, VORIS                   ATWOOD YIELD PLUS III                   0.635778         0.822324 OH           TUSCAR
 7264 STINGEL #1, VORIS                                                                  0                0
 7266 TENNANT #1                                                                         0                0
 7269 TRIPATHY #1, GHANA                  ATWOOD YIELD PLUS IV                      0.0178                0 OH           TUSCAR
 7270 TROYER #1, RAY                      DOVER-ATWOOD 1993 DRLNG PROG           0.0535362        0.0647858 OH           HOLMES
 7271 UNION COUNTRY CLUB #2               ATWOOD YIELD PLUS                          0.875                1 OH           TUSCAR
 7272 UNION COUNTRY CLUB #3               BRIGHTON/LEVENGOOD DRILLING               0.5229             0.63 OH           TUSCAR
 7272 UNION COUNTRY CLUB #3               BRIGHTON INCOME PARTNERSHIP             0.267221             0.28
 7273 VESSELS #2                          TWC YIELD PLUS 1991                     0.316482             0.39 OH           COSHOC
 7273 VESSELS #2                          BRIGHTON INCOME PARTNERSHIP               0.0615            0.075
 7273 VESSELS #2                          DOVER-ATWOOD 1993 DRLNG PROG              0.0205            0.025
 7274 VESSELS #1                          TWC YIELD PLUS 1991                     0.301886             0.37 OH           COSHOC
 7274 VESSELS #1                          BRIGHTON INCOME PARTNERSHIP                 0.41              0.5
 7275 WALLICK #1, LARRY                                                                  0                0 OH           TUSCAR
 7276 WALLICK #10, LARRY                  DOVER-ATWOOD 1993 DRLNG PROG               0.016             0.02 OH           TUSCAR
 7277 WALLICK #11, LARRY                                                                 0                0 OH           TUSCAR
 7278 WALLICK #2, LARRY                                                                  0                0 OH           TUSCAR
 7279 WALLICK #2-A, LARRY                 ATWOOD YIELD PLUS III                   0.635778         0.822324 OH           TUSCAR
 7280 WALLICK #3, LARRY                                                                  0                0 OH           TUSCAR
 7281 WALLICK #4, LARRY                                                                  0                0 OH           TUSCAR
 7282 WALLICK #6, LARRY                   ATWOOD YIELD PLUS III                   0.585938         0.752324 OH           TUSCAR
 7283 WALLICK #7, LARRY                   ATWOOD YIELD PLUS III                   0.642898         0.832324 OH           TUSCAR
 7284 WALLICK #8, LARRY                                                                  0                0
 7285 WALLICK #9, LARRY                   DOVER-ATWOOD 1993 DRLNG PROG               0.016             0.02 OH           TUSCAR
 7286 WARGO UNIT #1                       ATWOOD YIELD PLUS                           0.85                1 OH           GUERNS
 7287 WATERS #1                                                                          0                0 OH           COSHOC
 7288 WATSON UNIT #1                      ATWOOD YIELD PLUS III                        0.8                1 OH           COSHOC
 7289 WAYNE FARMS #1                                                                     0                0 OH           COSHOC
 7292 WELCH-BLISS UNIT #1                 ATWOOD YIELD PLUS IV                    0.061955          0.05998 OH           TUSCAR
 7292 WELCH-BLISS UNIT #1                 BRIGHTON INCOME PARTNERSHIP              0.42734              0.5

 7293 WELCH-BLISS UNIT #2                  0.027127                  0.673824                         0                         0
 7294 WELCH-STATE OF OHIO #1               0.006321                  0.524118                         0                0.02575758
 7295 WELCH ET AL #1, DANNY                       0                 0.6721511                         0                         0
 7296 WHERLEY #1, JAMES                           0                  0.065985                0.00512566                0.25173051
 7296 WHERLEY #1, JAMES                           0                  0.065985                0.00512566                0.25173051
 7298 WILKIN UNIT #1, ARTHUR               0.016835                  0.717028                         0                0.00572727
 7299 WILMOT MINING #1                        0.153                     0.712                         0                         0
 7300 WILMONT MINING #1-A & 2-A                   0                  0.120493                0.00635778                0.18726631
 7301 WILMONT MINING #1-A & 2-A                   0                  0.120493                         0                         0
 7303 WILSON ET AL #1, DALE                0.010313                 0.6829973                         0                         0
 7304 WINKLER #1                                  0                         0                     0.007                0.25560786
 7305 WINKLER #2 & 3                       0.002953                    0.1092                0.04697196                0.30532388
 7305 WINKLER #2 & 3                       0.002953                    0.1092                0.04697196                0.30532388
 7307 WINKLER #4                           0.002953                  0.321999                0.00353862                0.12921415
 7308 WINKLER #5                           0.032925                   0.28882                   0.00546                0.21370627
 7309 WOLFF #1, KENNETH                    0.044806                  0.772932                         0                         0
 7310 WYNN #1, HARRY                      0.0099776                         0                    0.0084                0.46951025
 7310 WYNN #1, HARRY                      0.0099776                         0                    0.0084                0.46951025
 7313 YODER #4, DAN                        0.006328                         0                0.00692048                0.20384045
 7314 YODER #5, DAN                       0.0070168                 0.0881155                   0.00533                0.22358411
 7314 YODER #5, DAN                       0.0070168                 0.0881155                   0.00533                0.22358411
 7315 YODER #1, HENRY                          0.04                  0.123501                0.00647066                0.19059115
 7316 YODER #1, JACOB                      0.061538                  0.670876                         0                         0
 7317 ZIMMER FARMS #1                         0.015                      0.85                         0                         0
 7318 ZIMMERMAN-STREB #1                          0                         0                   0.00875                0.40721131
 7319 CARLISLE #2, PAUL                    0.033625                     0.042                0.00756589                0.29613153
 7320 COCHRAN #2                                  0                   0.26397                   0.00546                0.21370627
 7322 GLADSTONE #1                            0.025                         0                    0.0084                0.46750943
 7325 HELBLING #1                           0.03115                  0.303689                0.00257922                0.07597007
 7326 HENDERSON ET AL #3                   0.043058                 0.5549246                         0                         0
 7328 LEAR #2                              0.043058                         0                0.00763392                0.28661692
 7328 LEAR #2                              0.043058                         0                0.00763392                0.28661692
 7328 LEAR #2                              0.043058                         0                0.00763392                0.28661692
 7328 LEAR #2                              0.043058                         0                0.00763392                0.28661692
 7329 MCCLEARY UNIT #1                        0.075                         0                     0.008                0.44524707
 7330 NOBLE #1, H.                                0                     0.875                         0                         0
 7331 OLINGER #4                           0.047508                  0.020625                 0.0077121                0.27909678
 7331 OLINGER #4                           0.047508                  0.020625                 0.0077121                0.27909678
 7332 OLINGER-DEWITT #2                    0.047508                  0.061875                0.00661072                  0.259156
 7332 OLINGER-DEWITT #2                    0.047508                  0.061875                0.00661072                  0.259156
 7332 OLINGER-DEWITT #2                    0.047508                  0.061875                0.00661072                  0.259156
 7333 PORTEUS UNIT #3                      0.040013                         0                 0.0643675                0.37748218
 7333 PORTEUS UNIT #3                      0.040013                         0                 0.0643675                0.37748218
 7334 PORTEUS #4                           0.042775                 0.1805834                0.00507391                0.14945034
 7335 REHARD #9                                0.01                  0.244598                0.00298573                0.13788079
 7335 REHARD #9                                0.01                  0.244598                0.00298573                0.13788079
 7336 RETTOS #1                               0.075                         0                     0.008                0.23563735
 7337 ROADRUCK #1, BENJAMIN                0.028851                   0.71814                         0                 0.0186544
 7339 SHARROCK #2                             0.075                         0                     0.008                0.44524707
 7340 SHAW ET AL #2                           0.025                         0                    0.0085                0.47307501
 7343 TORNES #1                                   0                     0.845                         0                         0
 7344 UNGUREAN ET AL #1                     0.04425                 0.3545587                0.00221214                0.09434986
 7344 UNGUREAN ET AL #1                     0.04425                 0.3545587                0.00221214                0.09434986
 7344 UNGUREAN ET AL #1                     0.04425                 0.3545587                0.00221214                0.09434986
 7345 WARNE #1                                 0.07                         0                     0.008                0.44524707
 7346 WATERS #2                               0.035                         0                    0.0084                0.46750943
 7349 WIGGINS #1                              0.025                         0                    0.0085                0.47307501
 7350 WIGGINS #3                               0.07                         0                     0.008                0.44524707
 7351 WIGGINS #6                                  0                         0                   0.00875                0.48698899
 7352 ZIMMER FARMS #2                          0.07                         0                     0.008                0.23563735
 7600 ANDERSON #5  (GFS)                          0                    0.4375                         0                         0
 7601 BALL #1                            0.04296299                0.81543901                         0                         0
 7602 BARGAR #1 (BELDEN)                    0.03766                     0.081                         0                         0
 7603 BARGAR #2 (BELDEN)                    0.03766                     0.081                         0                         0
 7604 BARGER #3                                   0                0.51898437                         0                         0
 7605 BAUER UNIT #1                       0.0495154                 0.7981406                         0                         0
 7606 BISSEL #1                           0.0530845                 0.7926375                         0                         0
 7609 BOARDMAN PRATT UNIT                0.00291668                0.58040207                         0                         0
 7610 BOYS CLUB #1                            0.125                     0.875                         0                         0
 7611 BOYS CLUB #2                            0.125                     0.125                         0                         0
 7613 BURNSIDE #1                        0.05769722                 0.8049099                         0                         0
 7614 BURNSIDE UNIT #2                   0.04765601                0.79999999                         0                         0
 7615 CAGUE UNIT #1                       0.0765625                  0.790152                         0                         0
 7616 CHARRINGTON CREEK #5                0.0701407                 0.8004323                         0                         0
 7617 CHARRINGTON CREEK UNIT #3           0.0765625                 0.7926375                         0                         0
 7618 CHAUTAUQUA COUNTY #1               0.04047414                 0.8254386                         0                         0
 7619 CHAUTAUQUA COUNTY #2                0.0405752                 0.8323158                         0                         0
 7620 CHAUTAUQUA COUNTY #4                0.0030625                0.57456875                         0                         0
 7621 CHAUTAUQUA COUNTY #5               0.04622069                  0.820312                         0                         0
 7622 CHAUTAUQUA COUNTY #8                        0                     0.875                         0                         0
 7623 CHAUTAUQUA COUNTY #9                0.0666875                  0.302625                         0                         0
 7624 DAMON #1                           0.04418312                0.80347288                         0                         0
 7625 DREIBELBIS UNIT #1                 0.06890625                0.80609375                         0                         0
 7626 EDSON #2                                    0                0.83740919                         0                         0


                                                                          19

(RESTUBBED TABLE)

 7293 WELCH-BLISS UNIT #2                    0.700951                          0                     0.85919 RESOURCE ENERGY INC
 7294 WELCH-STATE OF OHIO #1               0.55619658                 0.03030304                  0.67053704 RESOURCE ENERGY INC
 7295 WELCH ET AL #1, DANNY                 0.6721511                          0                   0.8115985 RESOURCE ENERGY INC
 7296 WHERLEY #1, JAMES                    0.32284117                 0.30288661                  0.38855161 RESOURCE ENERGY INC
 7296 WHERLEY #1, JAMES                    0.32284117                 0.30288661                  0.38855161 RESOURCE ENERGY INC
 7298 WILKIN UNIT #1, ARTHUR               0.73959027                 0.00681818                  0.88681818 RESOURCE ENERGY INC
 7299 WILMOT MINING #1                          0.865                          0                           1 RESOURCE ENERGY INC
 7300 WILMONT MINING #1-A & 2-A            0.31411709                 0.24221281                  0.40105305 RESOURCE ENERGY INC
 7301 WILMONT MINING #1-A & 2-A              0.120493                          0                    0.150617 RESOURCE ENERGY INC
 7303 WILSON ET AL #1, DALE                 0.6933103                          0                     0.81038 RESOURCE ENERGY INC
 7304 WINKLER #1                           0.26260786                 0.29212326                  0.30012326 RESOURCE ENERGY INC
 7305 WINKLER #2 & 3                       0.46444884                 0.35055435                  0.53611935 RESOURCE ENERGY INC
 7305 WINKLER #2 & 3                       0.46444884                 0.35055435                  0.53611935 RESOURCE ENERGY INC
 7307 WINKLER #4                           0.45770477                 0.14606163                  0.53339363 RESOURCE ENERGY INC
 7308 WINKLER #5                           0.54091127                 0.25441223                  0.61091223 RESOURCE ENERGY INC
 7309 WOLFF #1, KENNETH                      0.817738                          0                       0.955 RESOURCE ENERGY INC
 7310 WYNN #1, HARRY                       0.48788785                 0.55655884                  0.56655884 RESOURCE ENERGY INC
 7310 WYNN #1, HARRY                       0.48788785                 0.55655884                  0.56655884 RESOURCE ENERGY INC
 7313 YODER #4, DAN                        0.21708893                 0.27098295                  0.28018295 RESOURCE ENERGY INC
 7314 YODER #5, DAN                        0.32404641                 0.27299128                  0.39714078 RESOURCE ENERGY INC
 7314 YODER #5, DAN                        0.32404641                 0.27299128                  0.39714078 RESOURCE ENERGY INC
 7315 YODER #1, HENRY                      0.36056281                 0.24221281                  0.40105305 RESOURCE ENERGY INC
 7316 YODER #1, JACOB                        0.732414                          0                     0.86419 RESOURCE ENERGY INC
 7317 ZIMMER FARMS #1                           0.865                          0                           1 RESOURCE ENERGY INC
 7318 ZIMMERMAN-STREB #1                   0.41596131                 0.46538435                  0.47538435 RESOURCE ENERGY INC
 7319 CARLISLE #2, PAUL                    0.37932242                 0.35813414                  0.41728414 RESOURCE ENERGY INC
 7320 COCHRAN #2                           0.48313627                 0.25441223                  0.61091223 RESOURCE ENERGY INC
 7322 GLADSTONE #1                         0.50090943                 0.55655884                  0.56655884 RESOURCE ENERGY INC
 7325 HELBLING #1                          0.41338829                 0.10161861                  0.46660311 RESOURCE ENERGY INC
 7326 HENDERSON ET AL #3                    0.5979826                          0                   0.7065346 RESOURCE ENERGY INC
 7328 LEAR #2                              0.33730884                 0.35423182                  0.36373182 RESOURCE ENERGY INC
 7328 LEAR #2                              0.33730884                 0.35423182                  0.36373182 RESOURCE ENERGY INC
 7328 LEAR #2                              0.33730884                 0.35423182                  0.36373182 RESOURCE ENERGY INC
 7328 LEAR #2                              0.33730884                 0.35423182                  0.36373182 RESOURCE ENERGY INC
 7329 MCCLEARY UNIT #1                     0.52824707                 0.55655884                  0.56655884 RESOURCE ENERGY INC
 7330 NOBLE #1, H.                              0.875                          0                           1 RESOURCE ENERGY INC
 7331 OLINGER #4                           0.35494188                 0.34866717                  0.38336717 RESOURCE ENERGY INC
 7331 OLINGER #4                           0.35494188                 0.34866717                  0.38336717 RESOURCE ENERGY INC
 7332 OLINGER-DEWITT #2                    0.37514972                 0.31963669                  0.40283669 RESOURCE ENERGY INC
 7332 OLINGER-DEWITT #2                    0.37514972                 0.31963669                  0.40283669 RESOURCE ENERGY INC
 7332 OLINGER-DEWITT #2                    0.37514972                 0.31963669                  0.40283669 RESOURCE ENERGY INC
 7333 PORTEUS UNIT #3                      0.48186268                 0.45283063                  0.53033063 RESOURCE ENERGY INC
 7333 PORTEUS UNIT #3                      0.48186268                 0.45283063                  0.53033063 RESOURCE ENERGY INC
 7334 PORTEUS #4                           0.37788265                 0.19440082                  0.43523052 RESOURCE ENERGY INC
 7335 REHARD #9                            0.39546452                  0.1622119                   0.4534875 RESOURCE ENERGY INC
 7335 REHARD #9                            0.39546452                  0.1622119                   0.4534875 RESOURCE ENERGY INC
 7336 RETTOS #1                            0.31863735                 0.29454669                  0.30454669 RESOURCE ENERGY INC
 7337 ROADRUCK #1, BENJAMIN                 0.7656454                 0.01616819                  0.90785419 RESOURCE ENERGY INC
 7339 SHARROCK #2                          0.52824707                 0.55655884                  0.56655884 RESOURCE ENERGY INC
 7340 SHAW ET AL #2                        0.50657501                 0.55655884                  0.56655884 RESOURCE ENERGY INC
 7343 TORNES #1                                 0.845                          0                           1 RESOURCE ENERGY INC
 7344 UNGUREAN ET AL #1                     0.4953707                 0.11288258                  0.54745388 RESOURCE ENERGY INC
 7344 UNGUREAN ET AL #1                     0.4953707                 0.11288258                  0.54745388 RESOURCE ENERGY INC
 7344 UNGUREAN ET AL #1                     0.4953707                 0.11288258                  0.54745388 RESOURCE ENERGY INC
 7345 WARNE #1                             0.52324707                 0.55655884                  0.56655884 RESOURCE ENERGY INC
 7346 WATERS #2                            0.51090943                 0.55655884                  0.56655884 RESOURCE ENERGY INC
 7349 WIGGINS #1                           0.50657501                 0.55655884                  0.56655884 RESOURCE ENERGY INC
 7350 WIGGINS #3                           0.52324707                 0.55655884                  0.56655884 RESOURCE ENERGY INC
 7351 WIGGINS #6                           0.49573899                 0.55655884                  0.56655884 RESOURCE ENERGY INC
 7352 ZIMMER FARMS #2                      0.31363735                 0.29454669                  0.30454669 RESOURCE ENERGY INC
 7600 ANDERSON #5  (GFS)                       0.4375                          0                         0.5 REI-NY, INC.
 7601 BALL #1                                0.858402                          0                           1 REI-NY, INC.
 7602 BARGAR #1 (BELDEN)                      0.11866                          0                         0.1 REI-NY, INC.
 7603 BARGAR #2 (BELDEN)                      0.11866                          0                         0.1 REI-NY, INC.
 7604 BARGER #3                            0.51898437                          0                        0.65 REI-NY, INC.
 7605 BAUER UNIT #1                          0.847656                          0                           1 REI-NY, INC.
 7606 BISSEL #1                              0.845722                          0                           1 REI-NY, INC.
 7609 BOARDMAN PRATT UNIT                  0.58331875                          0                    0.666666 REI-NY, INC.
 7610 BOYS CLUB #1                                  1                          0                           1 REI-NY, INC.
 7611 BOYS CLUB #2                               0.25                          0                           0 REI-NY, INC.
 7613 BURNSIDE #1                          0.86260712                          0                           1 REI-NY, INC.
 7614 BURNSIDE UNIT #2                       0.847656                          0                           1 REI-NY, INC.
 7615 CAGUE UNIT #1                         0.8667145                          0                           1 REI-NY, INC.
 7616 CHARRINGTON CREEK #5                   0.870573                          0                           1 REI-NY, INC.
 7617 CHARRINGTON CREEK UNIT #3                0.8692                          0                           1 REI-NY, INC.
 7618 CHAUTAUQUA COUNTY #1                 0.86591274                          0                           1 REI-NY, INC.
 7619 CHAUTAUQUA COUNTY #2                   0.872891                          0                           1 REI-NY, INC.
 7620 CHAUTAUQUA COUNTY #4                 0.57763125                          0                    0.666666 REI-NY, INC.
 7621 CHAUTAUQUA COUNTY #5                 0.86653269                          0                           1 REI-NY, INC.
 7622 CHAUTAUQUA COUNTY #8                      0.875                          0                           1 REI-NY, INC.
 7623 CHAUTAUQUA COUNTY #9                  0.3693125                          0                   0.3968444 REI-NY, INC.
 7624 DAMON #1                               0.847656                          0                           1 REI-NY, INC.
 7625 DREIBELBIS UNIT #1                        0.875                          0                           1 REI-NY, INC.
 7626 EDSON #2                             0.83740919                          0                           1 REI-NY, INC.

(RESTUBBED TABLE)

 7293 WELCH-BLISS UNIT #2                                                       0                          0 OH           TUSCAR
 7294 WELCH-STATE OF OHIO #1        DOVER-ATWOOD 1993 DRLNG PROG             0.17                        0.2 OH           TUSCAR
 7295 WELCH ET AL #1, DANNY                                                     0                          0 OH           TUSCAR
 7296 WHERLEY #1, JAMES             ATWOOD YIELD PLUS IV                 0.201482                     0.2417 OH           TUSCAR
 7296 WHERLEY #1, JAMES             EAST OHIO GAS DRILLING               0.311084                     0.3748
 7298 WILKIN UNIT #1, ARTHUR        DOVER-ATWOOD 1993 DRLNG PROG           0.0378                      0.045 OH           TUSCAR
 7299 WILMOT MINING #1                                                          0                          0
 7300 WILMONT MINING #1-A & 2-A     ATWOOD YIELD PLUS III                0.635778                   0.822324 OH           TUSCAR
 7301 WILMONT MINING #1-A & 2-A     ATWOOD YIELD PLUS III                0.635778                   0.822324
 7303 WILSON ET AL #1, DALE                                                     0                          0
 7304 WINKLER #1                    TWC YIELD PLUS 1991                       0.7                        0.8 OH           TUSCAR
 7305 WINKLER #2 & 3                BRIGHTON/LEVENGOOD DRILLING           0.44394                     0.5285 OH           TUSCAR
 7305 WINKLER #2 & 3                TWC YIELD PLUS 1991                  0.257796                     0.2715
 7307 WINKLER #4                    TWC YIELD PLUS 1991                  0.353862                        0.4 OH           TUSCAR
 7308 WINKLER #5                    LEVENGOOD INDUSTRIAL                    0.546                       0.65 OH           TUSCAR
 7309 WOLFF #1, KENNETH                                                         0                          0 OH           TUSCAR
 7310 WYNN #1, HARRY                DOVER-ATWOOD 1993 DRLNG PROG        0.0132054                          0 OH           GUERNS
 7310 WYNN #1, HARRY                ATWOOD YIELD PLUS                        0.84                          1
 7313 YODER #4, DAN                 ATWOOD YIELD PLUS III                0.692048                       0.92 OH           HOLMES
 7314 YODER #5, DAN                 LEVENGOOD INDUSTRIAL                    0.533                       0.65 OH           HOLMES
 7314 YODER #5, DAN                 DOVER-ATWOOD 1993 DRLNG PROG        0.0987761                  0.1226217
 7315 YODER #1, HENRY               ATWOOD YIELD PLUS III                0.647066                   0.822324 OH           TUSCAR
 7316 YODER #1, JACOB                                                           0                          0 OH           TUSCAR
 7317 ZIMMER FARMS #1                                                           0                          0 OH           COSHOC
 7318 ZIMMERMAN-STREB #1            ATWOOD YIELD PLUS V                     0.875                          1 OH           TUSCAR
 7319 CARLISLE #2, PAUL             LEVENGOOD INDUSTRIAL                 0.756589                      0.915 OH           COSHOC
 7320 COCHRAN #2                    LEVENGOOD INDUSTRIAL                    0.546                       0.65 OH           COSHOC
 7322 GLADSTONE #1                  ATWOOD YIELD PLUS                        0.84                          1 OH           COSHOC
 7325 HELBLING #1                   ATWOOD YIELD PLUS III                0.257922                      0.345 OH           COSHOC
 7326 HENDERSON ET AL #3                                                        0                          0
 7328 LEAR #2                       ATWOOD YIELD PLUS III                0.203142                      0.275 OH           COSHOC
 7328 LEAR #2                       LEVENGOOD INDUSTRIAL                   0.5395                       0.65
 7328 LEAR #2                       TWC YIELD PLUS 1991                   0.02075                      0.025
 7328 LEAR #2                       DOVER-ATWOOD 1993 DRLNG PROG           0.0415                       0.05
 7329 MCCLEARY UNIT #1              ATWOOD YIELD PLUS                         0.8                          1 OH           COSHOC
 7330 NOBLE #1, H.                                                              0                          0 OH           COSHOC
 7331 OLINGER #4                    ATWOOD YIELD PLUS III                 0.23496                       0.32 OH           COSHOC
 7331 OLINGER #4                    LEVENGOOD INDUSTRIAL                  0.53625                       0.65
 7332 OLINGER-DEWITT #2             ATWOOD YIELD PLUS III                0.124822                       0.17 OH           COSHOC
 7332 OLINGER-DEWITT #2             LEVENGOOD INDUSTRIAL                  0.53625                       0.65
 7332 OLINGER-DEWITT #2             DOVER-ATWOOD 1993 DRLNG PROG           0.0825                        0.1
 7333 PORTEUS UNIT #3               ATWOOD YIELD PLUS IV                  0.21175                       0.25 OH           COSHOC
 7333 PORTEUS UNIT #3               BRIGHTON/LEVENGOOD DRILLING            0.6225                       0.75
 7334 PORTEUS #4                    ATWOOD YIELD PLUS III                0.507391                       0.66 OH           COSHOC
 7335 REHARD #9                     ATWOOD YIELD PLUS IV                 0.298573                    0.35126 OH           COSHOC
 7335 REHARD #9                     DOVER-ATWOOD 1993 DRLNG PROG         0.152956                   0.179949
 7336 RETTOS #1                     ATWOOD YIELD PLUS III                     0.8                          1 OH           COSHOC
 7337 ROADRUCK #1, BENJAMIN         DOVER-ATWOOD 1993 DRLNG PROG         0.123119                    0.10671
 7339 SHARROCK #2                   ATWOOD YIELD PLUS                         0.8                          1
 7340 SHAW ET AL #2                 ATWOOD YIELD PLUS                        0.85                          1 OH           COSHOC
 7343 TORNES #1                                                                 0                          0
 7344 UNGUREAN ET AL #1             ATWOOD YIELD PLUS III                 0.10852                       0.13 OH           COSHOC
 7344 UNGUREAN ET AL #1             ATWOOD YIELD PLUS IV                 0.112694                      0.135
 7344 UNGUREAN ET AL #1             DOVER-ATWOOD 1993 DRLNG PROG            0.126                       0.15
 7345 WARNE #1                      ATWOOD YIELD PLUS                         0.8                          1 OH           COSHOC
 7346 WATERS #2                     ATWOOD YIELD PLUS                        0.84                          1
 7349 WIGGINS #1                    ATWOOD YIELD PLUS                        0.85                          1
 7350 WIGGINS #3                    ATWOOD YIELD PLUS                         0.8                          1 OH           COSHOC
 7351 WIGGINS #6                    ATWOOD YIELD PLUS                       0.875                          1 OH           COSHOC
 7352 ZIMMER FARMS #2               ATWOOD YIELD PLUS III                     0.8                          1 OH           COSHOC
 7600 ANDERSON #5  (GFS)                                                        0                          0 NY           CHAUTA
 7601 BALL #1                                                                   0                          0 NY           CHAUTA
 7602 BARGAR #1 (BELDEN)                                                        0                          0 NY           CHAUTA
 7603 BARGAR #2 (BELDEN)                                                        0                          0 NY           CHAUTA
 7604 BARGER #3                                                                 0                          0
 7605 BAUER UNIT #1                                                             0                          0 NY           CHAUTA
 7606 BISSEL #1                                                                 0                          0 NY           CHAUTA
 7609 BOARDMAN PRATT UNIT                                                       0                          0
 7610 BOYS CLUB #1                                                              0                          0 NY           CHAUTA
 7611 BOYS CLUB #2                  BASS ISLAND RESERVE IX JV                0.75                          1 NY           CHAUTA
 7613 BURNSIDE #1                                                               0                          0 NY           CHAUTA
 7614 BURNSIDE UNIT #2                                                          0                          0 NY           CHAUTA
 7615 CAGUE UNIT #1                                                             0                          0
 7616 CHARRINGTON CREEK #5                                                      0                          0 NY           CHAUTA
 7617 CHARRINGTON CREEK UNIT #3                                                 0                          0
 7618 CHAUTAUQUA COUNTY #1                                                      0                          0 NY           CHAUTA
 7619 CHAUTAUQUA COUNTY #2                                                      0                          0 NY           CHAUTA
 7620 CHAUTAUQUA COUNTY #4                                                      0                          0 NY           CHAUTA
 7621 CHAUTAUQUA COUNTY #5                                                      0                          0 NY           CHAUTA
 7622 CHAUTAUQUA COUNTY #8                                                      0                          0
 7623 CHAUTAUQUA COUNTY #9                                                      0                          0
 7624 DAMON #1                                                                  0                          0 NY           CHAUTA
 7625 DREIBELBIS UNIT #1                                                        0                          0 NY           CHAUTA
 7626 EDSON #2                                                                  0                          0

 7627 EDSON #3                                    0                0.82633427                         0                         0
 7629 FORBES #2                          0.03645914                0.83216536                         0                         0
 7630 FORBES #4A                         0.03807469                  0.820312                         0                         0
 7631 FORBES #5                          0.02692738                0.82002858                         0                         0
 7632 FORBES, I. #1                      0.03645914                0.83216536                         0                         0
 7633 GERRY VFD                          0.11697917                         0                         0                         0
 7634 GRANT-BROCKWAY #1                  0.04418312                0.80347288                         0                         0
 7635 GRASER-WHEELER #2                  0.02371252                0.84036605                         0                         0
 7636 GREEN UNIT #2                       0.0468497                 0.8281503                         0                         0
 7637 GROSS #5                           0.03166634                0.82004199                         0                         0
 7638 GROSS #8                           0.09976189                         0                         0                         0
 7639 GROSS UNIT #1                      0.02616787                  0.820312                         0                         0
 7640 GROSS UNIT #2                      0.02616787                  0.820312                         0                         0
 7641 GROSS UNIT #6                      0.00212047                0.86485254                         0                         0
 7642 HALLER #2                             0.03766                     0.081                         0                         0
 7643 HALLER #3                             0.03766                     0.081                         0                         0
 7644 HALLER #4                            0.055656                     0.792                         0                         0
 7645 HAMMOND #1                         0.00874999                0.57456876                         0                         0
 7646 HAMMOND #2                         0.07120157                0.80379843                         0                         0
 7647 HENDRICKSON #1                     0.02112662                0.82881138                         0                         0
 7648 HILL UNIT #4                       0.05637884                 0.7926375                         0                         0
 7649 HILL UNIT #6                       0.05637884                 0.7926375                         0                         0
 7650 HOCH #1 (GFS)                          0.0129                         0                         0                         0
 7651 JOHNSON #5                         0.10959643                         0                         0                         0
 7651 JOHNSON #5                         0.10959643                         0                         0                         0
 7652 JOHNSON #6                         0.09765625                         0                         0                         0
 7652 JOHNSON #6                         0.09765625                         0                         0                         0
 7653 JOHNSON UNIT #3                     0.0594095                  0.790152                         0                         0
 7655 JORDAN UNIT #1                       0.070875                 0.7926375                         0                         0
 7656 JOSEPHSON #1                       0.03679278                0.81086322                         0                         0
 7657 JOSEPHSON #2                       0.04646269                0.80119331                         0                         0
 7658 JOSEPHSON #3                       0.09687474                0.75078126                         0                         0
 7659 KORBAS #1                          0.00846609                0.86653391                         0                         0
 7660 KURJIAN #1 (VINEYARD)                0.010937                         0                         0                         0
 7661 LINDSTROM #1                       0.11259117                0.00377759                         0                         0
 7661 LINDSTROM #1                       0.11259117                0.00377759                         0                         0
 7661 LINDSTROM #1                       0.11259117                0.00377759                         0                         0
 7662 LINDSTROM #2                       0.11581883                         0                         0                         0
 7663 LIPARI #1-D                                 0                       0.2                         0                         0
 7664 MARUCCI #3                         0.07338982                  0.475001                         0                         0
 7665 MARUCCI UNIT #1                    0.04265352                0.83033671                         0                         0
 7666 MCCHESNEY #1                       0.01886744                0.82878856                         0                         0
 7667 MCCHESNEY #2                       0.03430564                  0.820312                         0                         0
 7668 MCCHESNEY #3                         0.027344                  0.820312                         0                         0
 7670 MILLER #6                            0.027344                  0.820312                         0                         0
 7672 NELSON #1                           0.0765625                  0.790152                         0                         0
 7673 NEWTON BROS. #4 (UNIVERSAL)            0.0273                         0                         0                         0
 7674 NYSRA #1-1(BELDEN)                    0.03766                     0.081                         0                         0
 7675 NYSRA #1-2(BELDEN)                    0.03766                     0.081                         0                         0
 7676 NYSRA #1-7                                  0                  0.847656                         0                         0
 7677 NYSRA #1-8(LYONS)                     0.03766                     0.081                         0                         0
 7678 NYSRA #1-13                        0.09765625                         0                         0                         0
 7679 NYSRA #1-18                        0.09765625                         0                         0                         0
 7680 NYSRA #10-1 (BELDEN)                  0.03766                     0.081                         0                         0
 7681 NYSRA #10-2 (BELDEN)                  0.03766                     0.081                         0                         0
 7682 NYSRA #10-3 (BELDEN)                  0.03766                     0.081                         0                         0
 7683 NYSRA #10-4 (BELDEN)                  0.03766                0.08044315                         0                         0
 7684 NYSRA #10-5 (BELDEN)                  0.03766                     0.081                         0                         0
 7685 NYSRA #10-6 (BELDEN)                  0.03766                     0.081                         0                         0
 7686 NYSRA #10-7 (BELDEN)                  0.03766                     0.081                         0                         0
 7687 NYSRA #10-8 (BELDEN)                  0.03766                     0.081                         0                         0
 7688 NYSRA #10-9 (BELDEN)                  0.03766                     0.081                         0                         0
 7689 NYSRA #10-10 (BELDEN)                 0.03766                     0.081                         0                         0
 7690 NYSRA #10-11                       0.02459376                  0.797231                         0                         0
 7692 OAG #1                               0.027344                  0.820312                         0                         0
 7693 OAG #2                               0.027344                  0.820312                         0                         0
 7694 OAG #4                               0.082031                  0.765625                         0                         0
 7695 OAG #5                               0.027344                  0.820312                         0                         0
 7696 OAG #7                              0.0776625                0.76999375                         0                         0
 7697 OAG #9                             0.05598925                     0.275                         0                         0
 7700 PIAZZA #1                          0.09888831                0.76242353                         0                         0
 7701 PIAZZA #3                          0.04966931                0.81164253                         0                         0
 7702 PIAZZA UNIT #2                     0.00303431                0.40980403                         0                         0
 7703 PICARD #1                              0.0625                0.10219595                         0                         0
 7704 PRINCE #1                          0.03174495                 0.8343648                         0                         0
 7705 PRINCE #2                          0.02583634                0.83667497                         0                         0
 7706 REARICK #1                         0.02757601                0.81543899                         0                         0
 7707 REARICK #2                         0.02757601                0.81543899                         0                         0
 7709 REED #8                            0.09466324                0.01435547                         0                         0
 7709 REED #8                            0.09466324                0.01435547                         0                         0
 7709 REED #8                            0.09466324                0.01435547                         0                         0
 7711 REED, E. #1                        0.05801074                0.79780142                         0                         0
 7712 REED, N. #1 (VINEYARD)               0.010937                         0                         0                         0
 7713 RISLEY #1                            0.103682                  0.765625                         0                         0


                                                                         20

(RESTUBBED TABLE)

 7627 EDSON #3                        0.82633427                          0                                1 REI-NY, INC.
 7629 FORBES #2                        0.8686245                          0                                1 REI-NY, INC.
 7630 FORBES #4A                      0.85838669                          0                                1 REI-NY, INC.
 7631 FORBES #5                       0.84695596                          0                                1 REI-NY, INC.
 7632 FORBES, I. #1                    0.8686245                          0                                1 REI-NY, INC.
 7633 GERRY VFD                       0.11697917                          0                                0 REI-NY, INC.
 7634 GRANT-BROCKWAY #1                 0.847656                          0                                1 REI-NY, INC.
 7635 GRASER-WHEELER #2               0.86407857                          0                                1 REI-NY, INC.
 7636 GREEN UNIT #2                        0.875                          0                                1 REI-NY, INC.
 7637 GROSS #5                        0.85170833                          0                                1 REI-NY, INC.
 7638 GROSS #8                        0.09976189                          0                                0 REI-NY, INC.
 7639 GROSS UNIT #1                   0.84647987                          0                                1 REI-NY, INC.
 7640 GROSS UNIT #2                   0.84647987                          0                                1 REI-NY, INC.
 7641 GROSS UNIT #6                   0.86697301                          0                                1 REI-NY, INC.
 7642 HALLER #2                          0.11866                          0                              0.1 REI-NY, INC.
 7643 HALLER #3                          0.11866                          0                              0.1 REI-NY, INC.
 7644 HALLER #4                         0.847656                          0                                1 REI-NY, INC.
 7645 HAMMOND #1                      0.58331875                          0                         0.666666 REI-NY, INC.
 7646 HAMMOND #2                           0.875                          0                                1 REI-NY, INC.
 7647 HENDRICKSON #1                    0.849938                          0                                1 REI-NY, INC.
 7648 HILL UNIT #4                    0.84901634                          0                                1 REI-NY, INC.
 7649 HILL UNIT #6                    0.84901634                          0                                1 REI-NY, INC.
 7650 HOCH #1 (GFS)                       0.0129                          0                                0 REI-NY, INC.
 7651 JOHNSON #5                      0.10959643                          0                                0 REI-NY, INC.
 7651 JOHNSON #5                      0.10959643                          0                                0 REI-NY, INC.
 7652 JOHNSON #6                      0.09765625                          0                                0 REI-NY, INC.
 7652 JOHNSON #6                      0.09765625                          0                                0 REI-NY, INC.
 7653 JOHNSON UNIT #3                  0.8495615                          0                                1 REI-NY, INC.
 7655 JORDAN UNIT #1                   0.8635125                          0                                1 REI-NY, INC.
 7656 JOSEPHSON #1                      0.847656                          0                                1 REI-NY, INC.
 7657 JOSEPHSON #2                      0.847656                          0                                1 REI-NY, INC.
 7658 JOSEPHSON #3                      0.847656                          0                                1 REI-NY, INC.
 7659 KORBAS #1                            0.875                          0                                1 REI-NY, INC.
 7660 KURJIAN #1 (VINEYARD)             0.010937                          0                                0 REI-NY, INC.
 7661 LINDSTROM #1                    0.11636876                          0                       0.00445454 REI-NY, INC.
 7661 LINDSTROM #1                    0.11636876                          0                       0.00445454 REI-NY, INC.
 7661 LINDSTROM #1                    0.11636876                          0                       0.00445454 REI-NY, INC.
 7662 LINDSTROM #2                    0.11581883                          0                                0 REI-NY, INC.
 7663 LIPARI #1-D                            0.2                          0                             0.25 REI-NY, INC.
 7664 MARUCCI #3                      0.54839082                          0                          0.63335 REI-NY, INC.
 7665 MARUCCI UNIT #1                 0.87299023                          0                          0.99725 REI-NY, INC.
 7666 MCCHESNEY #1                      0.847656                          0                                1 REI-NY, INC.
 7667 MCCHESNEY #2                    0.85461764                          0                                1 REI-NY, INC.
 7668 MCCHESNEY #3                      0.847656                          0                                1 REI-NY, INC.
 7670 MILLER #6                         0.847656                          0                                1 REI-NY, INC.
 7672 NELSON #1                        0.8667145                          0                                1 REI-NY, INC.
 7673 NEWTON BROS. #4 (UNIVERSAL)         0.0273                          0                                0 REI-NY, INC.
 7674 NYSRA #1-1(BELDEN)                 0.11866                          0                                1 REI-NY, INC.
 7675 NYSRA #1-2(BELDEN)                 0.11866                          0                                1 REI-NY, INC.
 7676 NYSRA #1-7                        0.847656                          0                                1 REI-NY, INC.
 7677 NYSRA #1-8(LYONS)                  0.11866                          0                                1 REI-NY, INC.
 7678 NYSRA #1-13                     0.09765625                          0                                0 REI-NY, INC.
 7679 NYSRA #1-18                     0.09765625                          0                                0 REI-NY, INC.
 7680 NYSRA #10-1 (BELDEN)               0.11866                          0                                1 REI-NY, INC.
 7681 NYSRA #10-2 (BELDEN)               0.11866                          0                                1 REI-NY, INC.
 7682 NYSRA #10-3 (BELDEN)               0.11866                          0                                1 REI-NY, INC.
 7683 NYSRA #10-4 (BELDEN)            0.11810315                          0                                1 REI-NY, INC.
 7684 NYSRA #10-5 (BELDEN)               0.11866                          0                                1 REI-NY, INC.
 7685 NYSRA #10-6 (BELDEN)               0.11866                          0                                1 REI-NY, INC.
 7686 NYSRA #10-7 (BELDEN)               0.11866                          0                                1 REI-NY, INC.
 7687 NYSRA #10-8 (BELDEN)               0.11866                          0                                1 REI-NY, INC.
 7688 NYSRA #10-9 (BELDEN)               0.11866                          0                                1 REI-NY, INC.
 7689 NYSRA #10-10 (BELDEN)              0.11866                          0                                1 REI-NY, INC.
 7690 NYSRA #10-11                    0.82182476                          0                                1 REI-NY, INC.
 7692 OAG #1                            0.847656                          0                                1 REI-NY, INC.
 7693 OAG #2                            0.847656                          0                                1 REI-NY, INC.
 7694 OAG #4                            0.847656                          0                                1 REI-NY, INC.
 7695 OAG #5                            0.847656                          0                                1 REI-NY, INC.
 7696 OAG #7                          0.84765625                          0                                1 REI-NY, INC.
 7697 OAG #9                          0.33098925                          0                        0.3666667 REI-NY, INC.
 7700 PIAZZA #1                       0.86131184                          0                                1 REI-NY, INC.
 7701 PIAZZA #3                       0.86131184                          0                                1 REI-NY, INC.
 7702 PIAZZA UNIT #2                  0.41283834                          0                              0.5 REI-NY, INC.
 7703 PICARD #1                       0.16469595                          0                                0 REI-NY, INC.
 7704 PRINCE #1                       0.86610975                          0                                1 REI-NY, INC.
 7705 PRINCE #2                       0.86251131                          0                           0.9945 REI-NY, INC.
 7706 REARICK #1                        0.843015                          0                                1 REI-NY, INC.
 7707 REARICK #2                        0.843015                          0                                1 REI-NY, INC.
 7709 REED #8                         0.10901871                          0                       0.01693548 REI-NY, INC.
 7709 REED #8                         0.10901871                          0                       0.01693548 REI-NY, INC.
 7709 REED #8                         0.10901871                          0                       0.01693548 REI-NY, INC.
 7711 REED, E. #1                     0.85581216                          0                                1 REI-NY, INC.
 7712 REED, N. #1 (VINEYARD)            0.010937                          0                                0 REI-NY, INC.
 7713 RISLEY #1                         0.869307                          0                                1 REI-NY, INC.

(RESTUBBED TABLE)

 7627 EDSON #3                                                                         0                     1
 7629 FORBES #2                                                                        0                     0 NY           CHAUTA
 7630 FORBES #4A                                                                       0                     0 NY           CHAUTA
 7631 FORBES #5                                                                        0                     0
 7632 FORBES, I. #1                                                                    0                     0 NY           CHAUTA
 7633 GERRY VFD                       BASS ISLAND RESERVE VI, LC                    0.75                     1 NY           CHAUTA
 7634 GRANT-BROCKWAY #1                                                                0                     0 NY           CHAUTA
 7635 GRASER-WHEELER #2                                                                0                     0 NY           CHAUTA
 7636 GREEN UNIT #2                                                                    0                     0 NY           CHAUTA
 7637 GROSS #5                                                                         0                     0
 7638 GROSS #8                        BASS ISLAND RESERVE V, LLC                    0.75                     1
 7639 GROSS UNIT #1                                                                    0                     0
 7640 GROSS UNIT #2                                                                    0                     0
 7641 GROSS UNIT #6                                                                    0                     0 NY           CHAUTA
 7642 HALLER #2                                                                        0                     0 NY           CHAUTA
 7643 HALLER #3                                                                        0                     0 NY           CHAUTA
 7644 HALLER #4                                                                        0                     0 NY           CHAUTA
 7645 HAMMOND #1                                                                       0                     0 NY           CHAUTA
 7646 HAMMOND #2                                                                       0                     0
 7647 HENDRICKSON #1                                                                   0                     0 NY           CHAUTA
 7648 HILL UNIT #4                                                                     0                     0 NY           CHAUTA
 7649 HILL UNIT #6                                                                     0                     0
 7650 HOCH #1 (GFS)                                                                    0                     0 NY           CHAUTA
 7651 JOHNSON #5                      BASS ISLAND RESERVE, LC %STUAR            0.635698            0.84759733 NY           CHAUTA
 7651 JOHNSON #5                      DIG, INC.                                 0.114302            0.15240267
 7652 JOHNSON #6                      BASS ISLAND RESERVE, LC %STUAR            0.635698            0.84759733 NY           CHAUTA
 7652 JOHNSON #6                      DIG, INC.                                 0.114302            0.15240267
 7653 JOHNSON UNIT #3                                                                  0                     0 NY           CHAUTA
 7655 JORDAN UNIT #1                                                                   0                     0 NY           CHAUTA
 7656 JOSEPHSON #1                                                                     0                     0 NY           CHAUTA
 7657 JOSEPHSON #2                                                                     0                     0 NY           CHAUTA
 7658 JOSEPHSON #3                                                                     0                     0 NY           CHAUTA
 7659 KORBAS #1                                                                        0                     0
 7660 KURJIAN #1 (VINEYARD)                                                            0                     0
 7661 LINDSTROM #1                    BASS ISLAND RESERVE, LC %STUAR            0.635698            0.84382167
 7661 LINDSTROM #1                    DIG, INC.                                 0.114302            0.15172379
 7661 LINDSTROM #1                                                                     0                     0
 7662 LINDSTROM #2                    BASS ISLAND RESERVE VIII, LC                  0.75                     1
 7663 LIPARI #1-D                                                                      0                     0 NY           CHAUTA
 7664 MARUCCI #3                                                                       0                     0
 7665 MARUCCI UNIT #1                                                                  0                     0 NY           CHAUTA
 7666 MCCHESNEY #1                                                                     0                     0 NY           CHAUTA
 7667 MCCHESNEY #2                                                                     0                     0 NY           CHAUTA
 7668 MCCHESNEY #3                                                                     0                     0 NY           CHAUTA
 7670 MILLER #6                                                                        0                     0 NY           CHAUTA
 7672 NELSON #1                                                                        0                     0 NY           CHAUTA
 7673 NEWTON BROS. #4 (UNIVERSAL)                                                      0                     0 NY           CHAUTA
 7674 NYSRA #1-1(BELDEN)                                                               0                     0 NY           CHAUTA
 7675 NYSRA #1-2(BELDEN)                                                               0                     0 NY           CHAUTA
 7676 NYSRA #1-7                                                                       0                     0 NY           CHAUTA
 7677 NYSRA #1-8(LYONS)                                                                0                     0
 7678 NYSRA #1-13                     BASS ISLAND PARTNERS LLC                      0.75                     1 NY           CHAUTA
 7679 NYSRA #1-18                     COMMONWEALTH PETROLEUM LC                     0.75                     1
 7680 NYSRA #10-1 (BELDEN)                                                             0                     0 NY           CHAUTA
 7681 NYSRA #10-2 (BELDEN)                                                             0                     0 NY           CHAUTA
 7682 NYSRA #10-3 (BELDEN)                                                             0                     0 NY           CHAUTA
 7683 NYSRA #10-4 (BELDEN)                                                             0                     0
 7684 NYSRA #10-5 (BELDEN)                                                             0                     0 NY           CHAUTA
 7685 NYSRA #10-6 (BELDEN)                                                             0                     0 NY           CHAUTA
 7686 NYSRA #10-7 (BELDEN)                                                             0                     0 NY           CHAUTA
 7687 NYSRA #10-8 (BELDEN)                                                             0                     0 NY           CHAUTA
 7688 NYSRA #10-9 (BELDEN)                                                             0                     0 NY           CHAUTA
 7689 NYSRA #10-10 (BELDEN)                                                            0                     0 NY           CHAUTA
 7690 NYSRA #10-11                                                                     0                     0 NY           CHAUTA
 7692 OAG #1                                                                           0                     0 NY           CHAUTA
 7693 OAG #2                                                                           0                     0 NY           CHAUTA
 7694 OAG #4                                                                           0                     0
 7695 OAG #5                                                                           0                     0 NY           CHAUTA
 7696 OAG #7                                                                           0                     0 NY           CHAUTA
 7697 OAG #9                                                                           0                     0 NY           CHAUTA
 7700 PIAZZA #1                                                                        0                     0
 7701 PIAZZA #3                                                                        0                     0
 7702 PIAZZA UNIT #2                                                                   0                     0
 7703 PICARD #1                       BASS ISLAND RESERVE X JV                      0.75                     1 NY           CHAUTA
 7704 PRINCE #1                                                                        0                     0 NY           CHAUTA
 7705 PRINCE #2                                                                        0                     0
 7706 REARICK #1                                                                       0                     0 NY           CHAUTA
 7707 REARICK #2                                                                       0                     0
 7709 REED #8                         BASS ISLAND RESERVE, LC %STUAR            0.635698            0.83324286 NY           CHAUTA
 7709 REED #8                         DIG, INC.                                 0.114302            0.14982166
 7709 REED #8                                                                          0                     0
 7711 REED, E. #1                                                                      0                     0 NY           CHAUTA
 7712 REED, N. #1 (VINEYARD)                                                           0                     0 NY           CHAUTA
 7713 RISLEY #1                                                                        0                     0 NY           CHAUTA

 7714 SALEMME UNIT #1                    0.06890625                0.80609375                         0                         0
 7715 SASS #1 (UNIVERSAL)                    0.0273                         0                         0                         0
 7716 SASS #2 (UNIVERSAL)                    0.0273                         0                         0                         0
 7717 SASS-PAVLOCK #1 (UNIVERSAL)             0.019                         0                         0                         0
 7718 SPIER #1                            0.0492185                  0.790152                         0                         0
 7720 TOMPSETT #1                        0.09325757                0.76463431                         0                         0
 7721 TOMPSETT #2                          0.027344                  0.820312                         0                         0
 7722 TOMPSETT #4                        0.09219365                0.75736796                         0                         0
 7723 TORREY #1                          0.02754999                0.81598101                         0                         0
 7724 WALKER #1                                   0                  0.854834                         0                         0
 7725 WHEELER NYSRA UNIT #1              0.02877818                0.82395578                         0                         0
 7726 WHEELER UNIT #10                            0                  0.858313                         0                         0
 7727 WILCOX #1                          0.04865989                0.81370897                         0                         0
 7728 WINTON #3                          0.01886744                0.82878856                         0                         0
 7729 WINTON #4                            0.027344                  0.820312                         0                         0
 7730 WINTON #5                                   0                0.84765625                         0                         0
 7731 WINTON UNIT #1                     0.02075996                 0.8232322                         0                         0
 7732 WINTON UNIT #2                     0.05606756                0.79344644                         0                         0
 7733 WINTON-OAG #1                      0.09765625                         0                         0                         0
 7734 BARGAR #6                                   0                 0.8531248                         0                         0
 7735 EDSON #1 (LYONS)                      0.03766                     0.081                         0                         0
 7736 FORBES #3                          0.04654929                  0.820312                         0                         0
 7752 BARTON #2                                   0                0.03592969                         0                         0
10002 ATR- 3  BRANHAM                      0.012891                         0                0.08591594                0.00083947
10004 ATR- 4  MAYNARD(EASTERN AM)        0.01289063                         0                0.08591601                0.00083948
10005 ATR- 5  ALMA LAND CO #1              0.012891                         0                0.08591594                0.00083947
10006 CK-13  PUD #13                     0.01289063                         0                0.08591601                0.00083948
10008 CRUM-KERMIT #24R2                  0.01289063                0.04995119                0.04295801                0.00041974
10009 CRUM-KERMIT #70                    0.01289063                         0                0.08591601                0.00083948
10010 CRUM-KERMIT #76                    0.01289063                0.04995119                0.04295801                0.00041974
10011 ATR-11  MAYNARD (EASTERN AM.)        0.013184                  0.051086                         0                         0
10012 ATR-12  RATCLIFF                     0.013672                         0                 0.0529785                         0
10013 ATR-10  ALMA LAND #2 (EASTERN)     0.01289063                         0                0.08591601                0.00083948
10014 ATR-8                                       0                    0.4375                         0                         0
10020 NEWTON FALLS BOE(N.COAST)          0.01071875                         0                         0                         0
10022 ATR-13  BARTRAM                      0.013671                  0.052979                         0                         0
10023 ATR-16  ALMA LAND                    0.012891                         0                0.04995113                         0
10024 ATR-18  JERRELL                      0.013185                         0                0.10831292                         0
10030 POTTER 2-1                                  0                         0                0.02764762                0.00033928
10032 ATR-23  FITZPATRICK (EASTERN)        0.013668                         0                0.11228607                         0
10033 ATR-26  PORTER                       0.013672                         0                0.11231442                         0
10034 ATR- 1  BARTRAM                    0.01367188                         0                0.11231445                         0
10035 ATR- 2  FRAZIER                      0.013672                         0                0.11231442                         0
10036 ATR-14  BARTRAM                      0.013672                         0                0.11231442                         0
10037 ATR-22  TURNBULL                     0.013672                         0                0.11231442                         0
10038 ATR-24  BUSH                         0.013086                         0                0.10750096                         0
10039 ATR-25  SYDNEY TURNBULL            0.01367188                         0                0.11231445                         0
10040 ATR-27  BARTRAM                      0.013672                         0                0.11231442                         0
10041 ATR-28  BARTRAM                      0.013672                         0                0.11231442                         0
10042 ATR-19  BARTRAM                      0.013672                         0                0.11231442                         0
10046 WRISTEN # 1                                 0                         0                0.05521022                0.00067751
10051 HORSE CANYON FED 1-10                       0                         0                0.05476854                0.00067209
10061 ATR-40                                 0.0625                         0                         0                         0
10062 ATR-41  BARTRAM                      0.013672                         0                0.13350582                0.00052035
10063 ATR-43  SAMMONS                      0.013281                         0                0.12969149                0.00050548
10064 ATR-32 (EASTERN AM.)                 0.013281                         0                0.12969149                0.00050548
10065 ATR-45                               0.013516                         0                0.13198185                0.00051441
10066 ATR-62                                0.03125                         0                0.12403125                0.00048342
10067 ATR-48R (EAST.AM.)                   0.013672                    0.0625                0.13350582                0.00052035
10069 PRITCHARD L2                       0.01317681                         0                0.12867157                 0.0005015
10070 PRITCHARD L4                       0.01318359                         0                0.12873779                0.00050176
10071 PRITCHARD L5                       0.01318359                         0                0.12873779                0.00050176
10072 ATR-42                               0.013672                         0                0.13350582                         0
10073 ATR-46 (EAST.AM.)                    0.013672                    0.0625                0.13350582                         0
10075 CK-25                              0.01289063                         0                0.12587695                         0
10077 ATR-50                             0.01289062                         0                0.12587695                         0
10079 PRICHARD L-13R, RUSSELL            0.01318359                         0                0.12873779                         0
10080 PRICHARD L-15R, RUSSELL            0.01318359                         0                0.12873779                         0
10081 HARRISON L-18                      0.00683594                         0                0.06675293                         0
10239 W.C.I.I. #22 MASTER (D&L ONLY)        0.00983                         0                         0                         0
10304 SPEELMAN #1                             0.125                         0                         0                         0
10305 FUREY #1                                0.125                         0                         0                         0
10308 SLOAS #2                                 0.16                         0                         0                         0
10317 SLOAS #3                                0.125                         0                         0                         0
10318 BEADER MYERS #1                         0.125                         0                         0                         0
10320 SHRADER #1                               0.16                         0                         0                         0
10334 POLLOCK #1                              0.125                         0                         0                         0
10335 MEDERER #1                               0.16                 0.4647569                         0                         0
10336 MINES #1                                0.125                         0                         0                         0
10337 MINES #2                               0.0925                         0                         0                         0
10345 GIBSON UNIT 1                           0.125                         0                         0                         0
10346 MINES #3                                0.125                         0                         0                         0
10347 MINES #4                                0.125                         0                         0                         0
10351 BACON #1                                0.125                         0                         0                         0


                                                                          21

(RESTUBBED TABLE)

 7714 SALEMME UNIT #1                         0.875                          0                     1 REI-NY, INC.
 7715 SASS #1 (UNIVERSAL)                    0.0273                          0                     0 REI-NY, INC.
 7716 SASS #2 (UNIVERSAL)                    0.0273                          0                     0 REI-NY, INC.
 7717 SASS-PAVLOCK #1 (UNIVERSAL)             0.019                          0                     0 REI-NY, INC.
 7718 SPIER #1                            0.8393705                          0                     1 REI-NY, INC.
 7720 TOMPSETT #1                        0.85789188                          0                     1 REI-NY, INC.
 7721 TOMPSETT #2                          0.847656                          0                     1 REI-NY, INC.
 7722 TOMPSETT #4                        0.84956161                          0                     1 REI-NY, INC.
 7723 TORREY #1                            0.843531                          0                     1 REI-NY, INC.
 7724 WALKER #1                            0.854834                          0                     1 REI-NY, INC.
 7725 WHEELER NYSRA UNIT #1              0.85273396                          0                     1 REI-NY, INC.
 7726 WHEELER UNIT #10                     0.858313                          0                     1 REI-NY, INC.
 7727 WILCOX #1                          0.86236886                          0                     1 REI-NY, INC.
 7728 WINTON #3                            0.847656                          0                     1 REI-NY, INC.
 7729 WINTON #4                            0.847656                          0                     1 REI-NY, INC.
 7730 WINTON #5                          0.84765625                          0                     1 REI-NY, INC.
 7731 WINTON UNIT #1                     0.84399216                          0                     1 REI-NY, INC.
 7732 WINTON UNIT #2                       0.849514                          0                     1 REI-NY, INC.
 7733 WINTON-OAG #1                      0.09765625                          0                     0 REI-NY, INC.
 7734 BARGAR #6                           0.8531248                          0                     1 REI-NY, INC.
 7735 EDSON #1 (LYONS)                      0.11866                          0                     1 REI-NY, INC.
 7736 FORBES #3                          0.86686129                          0                     1 REI-NY, INC.
 7752 BARTON #2                          0.03592969                          0                     1 REI-NY, INC.
10002 ATR- 3  BRANHAM                    0.09964641                 0.00210074            0.21710074 ATLAS ENERGY CORPORATION
10004 ATR- 4  MAYNARD(EASTERN AM)        0.09964612                 0.00210074            0.21710074 ATLAS ENERGY CORPORATION
10005 ATR- 5  ALMA LAND CO #1            0.09964641                 0.00210074            0.21710074 ATLAS ENERGY CORPORATION
10006 CK-13  PUD #13                     0.09964612                 0.00210074            0.21710074 ATLAS ENERGY CORPORATION
10008 CRUM-KERMIT #24R2                  0.10621957                 0.00105037            0.23355037 ATLAS ENERGY CORPORATION
10009 CRUM-KERMIT #70                    0.09964612                 0.00210074            0.21710074 ATLAS ENERGY CORPORATION
10010 CRUM-KERMIT #76                    0.10621957                 0.00105037            0.23355037 ATLAS ENERGY CORPORATION
10011 ATR-11  MAYNARD (EASTERN AM.)         0.06427                          0                 0.125 ATLAS ENERGY CORPORATION
10012 ATR-12  RATCLIFF                    0.0666505                          0                 0.125 ATLAS ENERGY CORPORATION
10013 ATR-10  ALMA LAND #2 (EASTERN)     0.09964612                 0.00210074            0.21710074 ATLAS ENERGY CORPORATION
10014 ATR-8                                  0.4375                          0                     1 ATLAS ENERGY CORPORATION
10020 NEWTON FALLS BOE(N.COAST)          0.01071875                          0                     1 ATLAS ENERGY GROUP, INC.
10022 ATR-13  BARTRAM                       0.06665                          0                 0.125 ATLAS ENERGY CORPORATION
10023 ATR-16  ALMA LAND                  0.06284213                          0                 0.125 ATLAS ENERGY CORPORATION
10024 ATR-18  JERRELL                    0.12149792                          0                 0.265 ATLAS ENERGY CORPORATION
10030 POTTER 2-1                          0.0279869                 0.00361338            0.29806788 ATLAS ENERGY CORPORATION
10032 ATR-23  FITZPATRICK (EASTERN)      0.12595407                          0                 0.265 ATLAS ENERGY CORPORATION
10033 ATR-26  PORTER                     0.12598642                          0                 0.265 ATLAS ENERGY CORPORATION
10034 ATR- 1  BARTRAM                    0.12598633                          0                 0.265 ATLAS ENERGY CORPORATION
10035 ATR- 2  FRAZIER                    0.12598642                          0                 0.265 ATLAS ENERGY CORPORATION
10036 ATR-14  BARTRAM                    0.12598642                          0                 0.265 ATLAS ENERGY CORPORATION
10037 ATR-22  TURNBULL                   0.12598642                          0                 0.265 ATLAS ENERGY CORPORATION
10038 ATR-24  BUSH                       0.12058696                          0                 0.265 ATLAS ENERGY CORPORATION
10039 ATR-25  SYDNEY TURNBULL            0.12598633                          0                 0.265 ATLAS ENERGY CORPORATION
10040 ATR-27  BARTRAM                    0.12598642                          0                 0.265 ATLAS ENERGY CORPORATION
10041 ATR-28  BARTRAM                    0.12598642                          0                 0.265 ATLAS ENERGY CORPORATION
10042 ATR-19  BARTRAM                    0.12598642                          0                 0.265 ATLAS ENERGY CORPORATION
10046 WRISTEN # 1                        0.05588773                 0.00361338            0.29806788 ATLAS ENERGY CORPORATION
10051 HORSE CANYON FED 1-10              0.05544063                 0.00361338            0.29806788 ATLAS ENERGY CORPORATION
10061 ATR-40                                 0.0625                          0                     1 ATLAS ENERGY CORPORATION
10062 ATR-41  BARTRAM                    0.14769817                 0.00122773            0.31622773 ATLAS ENERGY CORPORATION
10063 ATR-43  SAMMONS                    0.14347797                 0.00122773            0.31622773 ATLAS ENERGY CORPORATION
10064 ATR-32 (EASTERN AM.)               0.14347797                 0.00122773            0.31622773 ATLAS ENERGY CORPORATION
10065 ATR-45                             0.14601226                 0.00122773            0.31622773 ATLAS ENERGY CORPORATION
10066 ATR-62                             0.15576467                 0.00122773            0.31622773 ATLAS ENERGY CORPORATION
10067 ATR-48R (EAST.AM.)                 0.21019817                 0.00122773            0.31622773 ATLAS ENERGY CORPORATION
10069 PRITCHARD L2                       0.14234988                 0.00122773            0.31622773 ATLAS ENERGY CORPORATION
10070 PRITCHARD L4                       0.14242314                 0.00122773            0.31622773 ATLAS ENERGY CORPORATION
10071 PRITCHARD L5                       0.14242314                 0.00122773            0.31622773 ATLAS ENERGY CORPORATION
10072 ATR-42                             0.14717782                          0                 0.315 ATLAS ENERGY CORPORATION
10073 ATR-46 (EAST.AM.)                  0.20967782                          0                 0.315 ATLAS ENERGY CORPORATION
10075 CK-25                              0.13876758                          0                 0.315 ATLAS ENERGY CORPORATION
10077 ATR-50                             0.13876757                          0                 0.315 ATLAS ENERGY CORPORATION
10079 PRICHARD L-13R, RUSSELL            0.14192138                          0                 0.315 ATLAS ENERGY CORPORATION
10080 PRICHARD L-15R, RUSSELL            0.14192138                          0                 0.315 ATLAS ENERGY CORPORATION
10081 HARRISON L-18                      0.07358887                          0                 0.315 ATLAS ENERGY CORPORATION
10239 W.C.I.I. #22 MASTER (D&L ONLY)        0.00983                          0                     0 ATLAS ENERGY GROUP, INC.
10304 SPEELMAN #1                             0.125                          0                     0 ATLAS ENERGY GROUP, INC.
10305 FUREY #1                                0.125                          0                     0 ATLAS ENERGY GROUP, INC.
10308 SLOAS #2                                 0.16                          0                     0 ATLAS ENERGY GROUP, INC.
10317 SLOAS #3                                0.125                          0                     0 ATLAS ENERGY GROUP, INC.
10318 BEADER MYERS #1                         0.125                          0                     0 ATLAS ENERGY GROUP, INC.
10320 SHRADER #1                               0.16                          0                     0 ATLAS ENERGY GROUP, INC.
10334 POLLOCK #1                              0.125                          0                     0 ATLAS ENERGY GROUP, INC.
10335 MEDERER #1                          0.6247569                          0                  0.65 ATLAS ENERGY GROUP, INC.
10336 MINES #1                                0.125                          0                     0 ATLAS ENERGY GROUP, INC.
10337 MINES #2                               0.0925                          0                     0 ATLAS ENERGY GROUP, INC.
10345 GIBSON UNIT 1                           0.125                          0                     0 ATLAS ENERGY GROUP, INC.
10346 MINES #3                                0.125                          0                     0 ATLAS ENERGY GROUP, INC.
10347 MINES #4                                0.125                          0                     0 ATLAS ENERGY GROUP, INC.
10351 BACON #1                                0.125                          0                     0 ATLAS ENERGY GROUP, INC.


(RESTUBBED TABLE)

 7714 SALEMME UNIT #1                                                                          0             0 NY           CHAUTA
 7715 SASS #1 (UNIVERSAL)                                                                      0             0 NY           CHAUTA
 7716 SASS #2 (UNIVERSAL)                                                                      0             0 NY           CHAUTA
 7717 SASS-PAVLOCK #1 (UNIVERSAL)                                                              0             0 NY           CHAUTA
 7718 SPIER #1                                                                                 0             0
 7720 TOMPSETT #1                                                                              0             0 NY           CHAUTA
 7721 TOMPSETT #2                                                                              0             0
 7722 TOMPSETT #4                                                                              0             0
 7723 TORREY #1                                                                                0             0
 7724 WALKER #1                                                                                0             0
 7725 WHEELER NYSRA UNIT #1                                                                    0             0 NY           CHAUTA
 7726 WHEELER UNIT #10                                                                         0             0 NY           CHAUTA
 7727 WILCOX #1                                                                                0             0 NY           CHAUTA
 7728 WINTON #3                                                                                0             0 NY           CHAUTA
 7729 WINTON #4                                                                                0             0 NY           CHAUTA
 7730 WINTON #5                                                                                0             0
 7731 WINTON UNIT #1                                                                           0             0 NY           CHAUTA
 7732 WINTON UNIT #2                                                                           0             0 NY           CHAUTA
 7733 WINTON-OAG #1                      BASS ISLAND PARTNERS LLC                           0.75             1
 7734 BARGAR #6                                                                                0             0 NY           CHAUTA
 7735 EDSON #1 (LYONS)                                                                         0             0
 7736 FORBES #3                                                                                0             0 NY           CHAUTA
 7752 BARTON #2                                                                                0             0 NY           CHAUTA
10002 ATR- 3  BRANHAM                    ATLAS ENERGY NINETIES - 16                     0.399609             1 KY           LAWREN
10004 ATR- 4  MAYNARD(EASTERN AM)        ATLAS ENERGY NINETIES - 16                   0.39960937             1 KY           LAWREN
10005 ATR- 5  ALMA LAND CO #1            ATLAS ENERGY NINETIES - 16                     0.399609             1 KY           LAWREN
10006 CK-13  PUD #13                     ATLAS ENERGY NINETIES - 16                   0.39960937             1 WV           WAYNE
10008 CRUM-KERMIT #24R2                  ATLAS ENERGY NINETIES - 16                   0.19980469           0.5 WV           WAYNE
10009 CRUM-KERMIT #70                    ATLAS ENERGY NINETIES - 16                   0.39960937             1 WV           WAYNE
10010 CRUM-KERMIT #76                    ATLAS ENERGY NINETIES - 16                   0.19980469           0.5 WV           WAYNE
10011 ATR-11  MAYNARD (EASTERN AM.)                                                            0             0 KY           LAWREN
10012 ATR-12  RATCLIFF                   ATLAS ENERGY PARTNERS LP-1996                  0.211914           0.5 KY           LAWREN
10013 ATR-10  ALMA LAND #2 (EASTERN)     ATLAS ENERGY NINETIES - 16                   0.39960937             1 KY           LAWREN
10014 ATR-8                                                                                    0             0
10020 NEWTON FALLS BOE(N.COAST)                                                                0             0 OH
10022 ATR-13  BARTRAM                                                                          0             0 KY           LAWREN
10023 ATR-16  ALMA LAND                  ATLAS ENERGY PARTNERS LP-1996                 0.1998045           0.5 KY           LAWREN
10024 ATR-18  JERRELL                    ATLAS ENERGY NINETIES - 17                     0.408728             1 KY           LAWREN
10030 POTTER 2-1                         EXPLORATION 1997                             0.09389438             1 OK           BECKHA
10032 ATR-23  FITZPATRICK (EASTERN)      ATLAS ENERGY NINETIES - 17                     0.423721             1 KY           LAWREN
10033 ATR-26  PORTER                     ATLAS ENERGY NINETIES - 17                     0.423828             1 KY           LAWREN
10034 ATR- 1  BARTRAM                    ATLAS ENERGY NINETIES - 17                   0.42382812             1 KY           LAWREN
10035 ATR- 2  FRAZIER                    ATLAS ENERGY NINETIES - 17                     0.423828             1 KY           LAWREN
10036 ATR-14  BARTRAM                    ATLAS ENERGY NINETIES - 17                     0.423828             1 KY           LAWREN
10037 ATR-22  TURNBULL                   ATLAS ENERGY NINETIES - 17                     0.423828             1 KY           LAWREN
10038 ATR-24  BUSH                       ATLAS ENERGY NINETIES - 17                     0.405664             1 KY           LAWREN
10039 ATR-25  SYDNEY TURNBULL            ATLAS ENERGY NINETIES - 17                   0.42382812             1 KY           LAWREN
10040 ATR-27  BARTRAM                    ATLAS ENERGY NINETIES - 17                     0.423828             1 KY           LAWREN
10041 ATR-28  BARTRAM                    ATLAS ENERGY NINETIES - 17                     0.423828             1 KY           LAWREN
10042 ATR-19  BARTRAM                    ATLAS ENERGY NINETIES - 17                     0.423828             1 KY           LAWREN
10046 WRISTEN # 1                        EXPLORATION 1997                                 0.1875             1 TX           DAWSON
10051 HORSE CANYON FED 1-10              EXPLORATION 1997                                  0.186             1 UT           SAN JU
10061 ATR-40                                                                                   0             0
10062 ATR-41  BARTRAM                    ATLAS ENERGY NINETIES - 18                     0.423828             1 KY           LAWREN
10063 ATR-43  SAMMONS                    ATLAS ENERGY NINETIES - 18                     0.411719             1 KY           LAWREN
10064 ATR-32 (EASTERN AM.)               ATLAS ENERGY NINETIES - 18                     0.411719             1 KY           LAWREN
10065 ATR-45                             ATLAS ENERGY NINETIES - 18                      0.41899             1 KY           LAWREN
10066 ATR-62                             ATLAS ENERGY NINETIES - 18                      0.39375             1 KY           LAWREN
10067 ATR-48R (EAST.AM.)                 ATLAS ENERGY NINETIES - 18                     0.423828             1 KY           LAWREN
10069 PRITCHARD L2                       ATLAS ENERGY NINETIES - 18                   0.40848117             1 WV           WAYNE
10070 PRITCHARD L4                       ATLAS ENERGY NINETIES - 18                   0.40869141             1 WV           WAYNE
10071 PRITCHARD L5                       ATLAS ENERGY NINETIES - 18                   0.40869141             1 WV           WAYNE
10072 ATR-42                             ATLAS ENERGY NINETIES - 19                     0.423828             1 KY           LAWREN
10073 ATR-46 (EAST.AM.)                  ATLAS ENERGY NINETIES - 19                     0.423828             1 KY           LAWREN
10075 CK-25                              ATLAS ENERGY NINETIES - 19                   0.39960937             1 WV           WAYNE
10077 ATR-50                             ATLAS ENERGY NINETIES - 19                   0.39960938             1 KY           LAWREN
10079 PRICHARD L-13R, RUSSELL            ATLAS ENERGY NINETIES - 19                   0.40869141             1 WV           WAYNE
10080 PRICHARD L-15R, RUSSELL            ATLAS ENERGY NINETIES - 19                   0.40869141             1 WV           WAYNE
10081 HARRISON L-18                      ATLAS ENERGY NINETIES - 19                   0.21191406             1 WV           WAYNE
10239 W.C.I.I. #22 MASTER (D&L ONLY)                                                           0             0
10304 SPEELMAN #1                                                                              0             0 OH           TRUMBU
10305 FUREY #1                                                                                 0             0
10308 SLOAS #2                                                                                 0             0 OH           TRUMBU
10317 SLOAS #3                                                                                 0             0 OH           TRUMBU
10318 BEADER MYERS #1                                                                          0             0 OH           TRUMBU
10320 SHRADER #1                                                                               0             0 OH           TRUMBU
10334 POLLOCK #1                                                                               0             0 OH           TRUMBU
10335 MEDERER #1                                                                               0             0 OH           TRUMBU
10336 MINES #1                                                                                 0             0
10337 MINES #2                                                                                 0             0
10345 GIBSON UNIT 1                                                                            0             0 OH           TRUMBU
10346 MINES #3                                                                                 0             0 OH           TRUMBU
10347 MINES #4                                                                                 0             0 OH           TRUMBU
10351 BACON #1                                                                                 0             0 OH           TRUMBU


10353 SANTUCCI #1                            0.0925                         0                         0                         0
10377 MITCHELL #1                                 0                     0.875                         0                         0
10386 ZIMMET EVANS #1                        0.0925                         0                         0                         0
10397 MCKAY HRYBINIAK #1                       0.16                 0.3529747                         0                         0
10401 D.J.& J. #1,#2,#3                       0.125                         0                         0                         0
10404 ANDERSON NO.2                           0.125                         0                         0                         0
10405 PETRICK # 1                             0.125                 0.0173077                         0                         0
10406 ADAMS,A & H #1                          0.125                         0                         0                         0
10407 UNITED AUTO WORKERS #1                   0.08                  0.043725                         0                         0
10408 KOCH #1                                  0.16                 0.3574998                         0                         0
10409 KOCH #2                                  0.16                 0.3574998                         0                         0
10410 PETRICK # 2                              0.16                 0.0297915                         0                         0
10411 MESMER #1                              0.0625                  0.040625                         0                         0
10413 YETZER UNIT 1                      0.06328125                 0.0624375                         0                         0
10414 EARL UNIT 1                        0.06328125                 0.0624375                         0                         0
10415 OHMS #1                            0.05273438                0.26367121                         0                         0
10416 SEIFERT #1                          0.0527345                  0.261474                         0                         0
10418 SIMON                                   0.075                    0.0615                    0.0615                         0
10419 KENDALL UN #1                      0.06328125                 0.0624375                 0.0624375                         0
10421 HENNING UNIT 1                     0.06328125                 0.0624375                 0.0624375                         0
10422 DICKERSON #1                       0.06328121                 0.1453899                         0                         0
10423 CHAPMAN #1                              0.075                 0.1432039                         0                         0
10424 KLINGER #1                            0.06328                 0.1453515                         0                         0
10425 GAFFNEY #1(NORTH COAST)              0.067146                 0.0691857                0.08602089                0.00802546
10426 GREGORY #3                         0.06328125                0.07024218                0.08733445                0.00814801
10427 REED # 1 (NORTH COAST)                  0.075                 0.0691875                0.08602313                0.00802567
10428 SMITH UN #1 (NORTH COAST)               0.075                 0.0691875                0.09364413                         0
10429 BETZ UN. #1(NORTH COAST)             0.046875                     0.475                         0                         0
10430 EBERHARDT #1                                0                  0.068435                0.07012473                         0
10432 KNICKERBOCKER #1(N.COAST)                   0                 0.0792285                0.05357825                         0
10433 GALE UN #1(N.COAST)                         0                 0.1582031                         0                         0
10434 GALE UN #2 (N.COAST)                        0                         0                0.15820313                0.02022481
10435 JOZEJCIK UNIT #1 (D & L)           0.02734375                0.04921875                0.05126953                         0
10436 BORCHERS #1 (D & L)                0.02734375                0.04921875                0.05126953                         0
10437 DEMARCO #1 (D & L)                 0.02734375                0.04921875                0.05126953                         0
10438 HOLONKO #1                         0.02734375                0.04921875                0.05126953                         0
10439 HOLONKO #2                         0.02734375                0.04921875                0.05126953                         0
10440 J & S LAND UNIT #1 (D & L)         0.02734375                0.04921875                0.05126953                         0
10441 SNOWDEN #1 (D & L)                          0                         0                  0.109375                         0
10443 DALTON #1                          0.01121094                   0.07875                0.08688477                         0
10445 CITY OF ALLIANCE # 1                        0                         0                  0.135625                0.00034716
10446 WINTERS # 1                                 0                         0                  0.135625                0.00034716
10500 RUMMEL #1                               0.035                 0.2592139                         0                         0
10501 DURIG JOHNSON #1                        0.035                 0.2657755                         0                         0
10503 MAFFITT # 1                             0.035                 0.2526514                         0                         0
10504 HOWLAND BRD OF ED #2                    0.035                 0.2657771                         0                         0
10508 KING #1                                 0.035                 0.4003094                         0                         0
10510 WALLBROWN # 1                           0.035                 0.3412474                         0                         0
10512 ROSSI DENOVCHEK                        0.0833                     0.875                         0                         0
10513 LINBERG                                     0                   0.21875                         0                         0
10515 MAFFITT # 2                             0.035                 0.2789035                         0                         0
10516 LOSEN #1                              0.18695                  0.074479                         0                         0
10517 JOHNSON #2                               0.16                         0                         0                         0
10519 FINEGOLD #1                             0.035                 0.2493722                         0                         0
10521 WILLIAMS # 1                             0.16                         0                         0                         0
10522 WILLIAMS # 2                             0.16                         0                         0                         0
10523 STEIN # 1                             0.12412                         0                         0                         0
10524 LOSEN #2                              0.18695                 0.0397222                         0                         0
10527 ROMAN #1                                 0.16                         0                         0                         0
10528 MANNING #1                               0.16                 0.3823263                         0                         0
10529 FURRY MANNING                         0.09375                         0                         0                         0
10530 HOWLAND BRD OF ED #1                  0.09375                         0                         0                         0
10531 KNIGHT-MAY                            0.09375                         0                         0                         0
10532 WINCH-KING #1                         0.09375                         0                         0                         0
10533 COE # 1                               0.09375                         0                         0                         0
10534 KANE #1                               0.09375                         0                         0                         0
10535 TOBIN WINCH #1                        0.09375                         0                         0                         0
10536 GLEASON #1                            0.09375                         0                         0                         0
10537 CALLAHAN # 1                          0.09375                         0                         0                         0
10540 MORABITO #1                           0.09375                         0                         0                         0
10541 TOBIN #1                              0.09375                         0                         0                         0
10542 HURL #1                               0.09375                         0                         0                         0
10543 MOSKO #1                              0.09375                         0                         0                         0
10545 MORABITO #2                           0.09375                         0                         0                         0
10546 JONES,J & G #1                        0.09375                         0                         0                         0
10547 CORTLAND FUEL #1                      0.09375                         0                         0                         0
10548 CORTLAND FUEL #2                      0.09375                         0                         0                         0
10550 CALEB JONES #1                           0.16                         0                         0                         0
10551 ALLEGRET #1                              0.16                         0                         0                         0
10552 ZERVOS #1                                0.16                         0                         0                         0
10555 GLEASON #2                               0.16                 0.4071527                         0                         0
10556 WINCH #1                                 0.16                 0.4121179                         0                         0
10558 DEWITT #1                                0.16                         0                         0                         0
10559 DEWITT #2                                0.16                         0                         0                         0


                                                                           22

(RESTUBBED TABLE)

10353 SANTUCCI #1                          0.0925                          0                        0 ATLAS ENERGY GROUP, INC.
10377 MITCHELL #1                           0.875                          0                        1 ATLAS ENERGY GROUP, INC.
10386 ZIMMET EVANS #1                      0.0925                          0                        0 ATLAS ENERGY GROUP, INC.
10397 MCKAY HRYBINIAK #1                0.5129747                          0                0.4936709 ATLAS ENERGY GROUP, INC.
10401 D.J.& J. #1,#2,#3                     0.125                          0                        0 ATLAS ENERGY GROUP, INC.
10404 ANDERSON NO.2                         0.125                          0                        0 ATLAS ENERGY GROUP, INC.
10405 PETRICK # 1                       0.1423077                          0                0.0230769 ATLAS ENERGY GROUP, INC.
10406 ADAMS,A & H #1                        0.125                          0                        0 ATLAS ENERGY GROUP, INC.
10407 UNITED AUTO WORKERS #1             0.123725                          0                    0.055 ATLAS ENERGY GROUP, INC.
10408 KOCH #1                           0.5174998                          0                      0.5 ATLAS ENERGY GROUP, INC.
10409 KOCH #2                           0.5174998                          0                      0.5 ATLAS ENERGY GROUP, INC.
10410 PETRICK # 2                       0.1897915                          0                0.0416667 ATLAS ENERGY GROUP, INC.
10411 MESMER #1                          0.103125                          0                     0.05 ATLAS ENERGY GROUP, INC.
10413 YETZER UNIT 1                    0.12571875                          0                     0.08 ATLAS ENERGY GROUP, INC.
10414 EARL UNIT 1                      0.12571875                          0                     0.08 ATLAS ENERGY GROUP, INC.
10415 OHMS #1                          0.31640559                          0                0.3333323 ATLAS ENERGY GROUP, INC.
10416 SEIFERT #1                        0.3142085                          0                0.3305546 ATLAS ENERGY GROUP, INC.
10418 SIMON                                 0.198                          0                     0.16 ATLAS ENERGY GROUP, INC.
10419 KENDALL UN #1                    0.18815625                          0                     0.16 ATLAS ENERGY GROUP, INC.
10421 HENNING UNIT 1                   0.18815625                          0                     0.16 ATLAS ENERGY GROUP, INC.
10422 DICKERSON #1                     0.20867111                          0                0.1862816 ATLAS ENERGY GROUP, INC.
10423 CHAPMAN #1                        0.2182039                          0                0.1862816 ATLAS ENERGY GROUP, INC.
10424 KLINGER #1                        0.2086315                          0                0.1862816 ATLAS ENERGY GROUP, INC.
10425 GAFFNEY #1(NORTH COAST)          0.23037805                 0.01043989               0.21233989 ATLAS ENERGY GROUP, INC.
10426 GREGORY #3                       0.22900589                 0.01043989               0.21233989 ATLAS ENERGY GROUP, INC.
10427 REED # 1 (NORTH COAST)            0.2382363                 0.01043989               0.21233989 ATLAS ENERGY GROUP, INC.
10428 SMITH UN #1 (NORTH COAST)        0.23783163                          0                0.2118135 ATLAS ENERGY GROUP, INC.
10429 BETZ UN. #1(NORTH COAST)           0.521875                          0                 0.810667 ATLAS ENERGY GROUP, INC.
10430 EBERHARDT #1                     0.13855973                          0                0.2189585 ATLAS ENERGY GROUP, INC.
10432 KNICKERBOCKER #1(N.COAST)        0.13280675                          0               0.20986668 ATLAS ENERGY GROUP, INC.
10433 GALE UN #1(N.COAST)               0.1582031                          0                     0.25 ATLAS ENERGY GROUP, INC.
10434 GALE UN #2 (N.COAST)             0.17842794                  0.0319602                0.2819602 ATLAS ENERGY GROUP, INC.
10435 JOZEJCIK UNIT #1 (D & L)         0.12783203                          0                    0.245 ATLAS ENERGY GROUP, INC.
10436 BORCHERS #1 (D & L)              0.12783203                          0                    0.245 ATLAS ENERGY GROUP, INC.
10437 DEMARCO #1 (D & L)               0.12783203                          0                    0.245 ATLAS ENERGY GROUP, INC.
10438 HOLONKO #1                       0.12783203                          0                    0.245 ATLAS ENERGY GROUP, INC.
10439 HOLONKO #2                       0.12783203                          0                    0.245 ATLAS ENERGY GROUP, INC.
10440 J & S LAND UNIT #1 (D & L)       0.12783203                          0                    0.245 ATLAS ENERGY GROUP, INC.
10441 SNOWDEN #1 (D & L)                 0.109375                          0                     0.25 ATLAS ENERGY GROUP, INC.
10443 DALTON #1                        0.17684571                          0                    0.385 ATLAS ENERGY GROUP, INC.
10445 CITY OF ALLIANCE # 1             0.13597216                  0.0007935                0.3107935 ATLAS ENERGY GROUP, INC.
10446 WINTERS # 1                      0.13597216                  0.0007935                0.3107935 ATLAS ENERGY GROUP, INC.
10500 RUMMEL #1                         0.2942139                          0                0.3085889 ATLAS ENERGY GROUP, INC.
10501 DURIG JOHNSON #1                  0.3007755                          0                0.3164005 ATLAS ENERGY GROUP, INC.
10503 MAFFITT # 1                       0.2876514                          0                0.3007764 ATLAS ENERGY GROUP, INC.
10504 HOWLAND BRD OF ED #2              0.3007771                          0                0.3164021 ATLAS ENERGY GROUP, INC.
10508 KING #1                           0.4353094                          0                0.4765594 ATLAS ENERGY GROUP, INC.
10510 WALLBROWN # 1                     0.3762474                          0                0.4062474 ATLAS ENERGY GROUP, INC.
10512 ROSSI DENOVCHEK                      0.9583                          0                        1 ATLAS ENERGY GROUP, INC.
10513 LINBERG                             0.21875                          0                     0.25 ATLAS ENERGY GROUP, INC.
10515 MAFFITT # 2                       0.3139035                          0                0.3320285 ATLAS ENERGY GROUP, INC.
10516 LOSEN #1                           0.261429                          0                0.1041667 ATLAS ENERGY GROUP, INC.
10517 JOHNSON #2                             0.16                          0                        0 ATLAS ENERGY GROUP, INC.
10519 FINEGOLD #1                       0.2843722                          0                0.2968722 ATLAS ENERGY GROUP, INC.
10521 WILLIAMS # 1                           0.16                          0                        0 ATLAS ENERGY GROUP, INC.
10522 WILLIAMS # 2                           0.16                          0                        0 ATLAS ENERGY GROUP, INC.
10523 STEIN # 1                           0.12412                          0                        0 ATLAS ENERGY GROUP, INC.
10524 LOSEN #2                          0.2266722                          0                0.0555556 ATLAS ENERGY GROUP, INC.
10527 ROMAN #1                               0.16                          0                        0 ATLAS ENERGY GROUP, INC.
10528 MANNING #1                        0.5423263                          0                0.5347222 ATLAS ENERGY GROUP, INC.
10529 FURRY MANNING                       0.09375                          0                        0 ATLAS ENERGY GROUP, INC.
10530 HOWLAND BRD OF ED #1                0.09375                          0                        0 ATLAS ENERGY GROUP, INC.
10531 KNIGHT-MAY                          0.09375                          0                        0 ATLAS ENERGY GROUP, INC.
10532 WINCH-KING #1                       0.09375                          0                        0 ATLAS ENERGY GROUP, INC.
10533 COE # 1                             0.09375                          0                        0 ATLAS ENERGY GROUP, INC.
10534 KANE #1                             0.09375                          0                        0 ATLAS ENERGY GROUP, INC.
10535 TOBIN WINCH #1                      0.09375                          0                        0 ATLAS ENERGY GROUP, INC.
10536 GLEASON #1                          0.09375                          0                        0 ATLAS ENERGY GROUP, INC.
10537 CALLAHAN # 1                        0.09375                          0                        0 ATLAS ENERGY GROUP, INC.
10540 MORABITO #1                         0.09375                          0                        0 ATLAS ENERGY GROUP, INC.
10541 TOBIN #1                            0.09375                          0                        0 ATLAS ENERGY GROUP, INC.
10542 HURL #1                             0.09375                          0                        0 ATLAS ENERGY GROUP, INC.
10543 MOSKO #1                            0.09375                          0                        0 ATLAS ENERGY GROUP, INC.
10545 MORABITO #2                         0.09375                          0                        0 ATLAS ENERGY GROUP, INC.
10546 JONES,J & G #1                      0.09375                          0                        0 ATLAS ENERGY GROUP, INC.
10547 CORTLAND FUEL #1                    0.09375                          0                        0 ATLAS ENERGY GROUP, INC.
10548 CORTLAND FUEL #2                    0.09375                          0                        0 ATLAS ENERGY GROUP, INC.
10550 CALEB JONES #1                         0.16                          0                        0 ATLAS ENERGY GROUP, INC.
10551 ALLEGRET #1                            0.16                          0                        0 ATLAS ENERGY GROUP, INC.
10552 ZERVOS #1                              0.16                          0                        0 ATLAS ENERGY GROUP, INC.
10555 GLEASON #2                        0.5671527                          0                0.5694444 ATLAS ENERGY GROUP, INC.
10556 WINCH #1                          0.5721179                          0                0.5763889 ATLAS ENERGY GROUP, INC.
10558 DEWITT #1                              0.16                          0                        0 ATLAS ENERGY GROUP, INC.
10559 DEWITT #2                              0.16                          0                        0 ATLAS ENERGY GROUP, INC.

(RESTUBBED TABLE)

10353 SANTUCCI #1                                                                      0                   0
10377 MITCHELL #1                                                                      0                   0
10386 ZIMMET EVANS #1                                                                  0                   0
10397 MCKAY HRYBINIAK #1                                                               0                   0
10401 D.J.& J. #1,#2,#3                                                                0                   0 OH           TRUMBU
10404 ANDERSON NO.2                                                                    0                   0 OH           MAHONI
10405 PETRICK # 1                                                                      0                   0 OH           TRUMBU
10406 ADAMS,A & H #1                                                                   0                   0 OH           TRUMBU
10407 UNITED AUTO WORKERS #1                                                           0                   0 OH           MAHONI
10408 KOCH #1                                                                          0                   0 OH           MAHONI
10409 KOCH #2                                                                          0                   0 OH           MAHONI
10410 PETRICK # 2                                                                      0                   0 OH           TRUMBU
10411 MESMER #1                                                                        0                   0 OH           TRUMBU
10413 YETZER UNIT 1                                                                    0                   0 OH           STARK
10414 EARL UNIT 1                                                                      0                   0 OH           STARK
10415 OHMS #1                                                                          0                   0 OH           STARK
10416 SEIFERT #1                                                                       0                   0 OH           STARK
10418 SIMON                             ATLAS LP #1 - 1985                      0.384375                 0.5 OH           STARK
10419 KENDALL UN #1                     ATLAS LP #1 - 1985                    0.39023438                 0.5 OH           STARK
10421 HENNING UNIT 1                    ATLAS LP #1 - 1985                    0.39023438                 0.5 OH           STARK
10422 DICKERSON #1                                                                     0                   0 OH           STARK
10423 CHAPMAN #1                                                                       0                   0
10424 KLINGER #1                                                                       0                   0 OH           STARK
10425 GAFFNEY #1(NORTH COAST)           ATLAS ENERGY PARTNERS LP-1987           0.384365                 0.5 OH           STARK
10426 GREGORY #3                        ATLAS ENERGY PARTNERS LP-1987         0.39023437                 0.5 OH           STARK
10427 REED # 1 (NORTH COAST)            ATLAS ENERGY PARTNERS LP-1987           0.384375                 0.5 OH           STARK
10428 SMITH UN #1 (NORTH COAST)         ATLAS ENERGY PARTNERS LP-1988           0.384375                 0.5 OH           STARK
10429 BETZ UN. #1(NORTH COAST)                                                         0                   0 OH           STARK
10430 EBERHARDT #1                      ATLAS ENERGY PARTNERS LP-1990          0.2804989            0.443258 OH           STARK
10432 KNICKERBOCKER #1(N.COAST)         ATLAS ENERGY PARTNERS LP-1990           0.214313           0.3386667 OH           STARK
10433 GALE UN #1(N.COAST)                                                              0                   0 OH           STARK
10434 GALE UN #2 (N.COAST)              ATLAS ENERGY NINETIES - 10             0.6328125                   1 OH           STARK
10435 JOZEJCIK UNIT #1 (D & L)          ATLAS ENERGY PARTNERS LP-1994         0.20507813                 0.5 OH           MAHONI
10436 BORCHERS #1 (D & L)               ATLAS ENERGY PARTNERS LP-1994         0.20507813                 0.5 OH           MAHONI
10437 DEMARCO #1 (D & L)                ATLAS ENERGY PARTNERS LP-1994         0.20507813                 0.5 OH           MAHONI
10438 HOLONKO #1                        ATLAS ENERGY PARTNERS LP-1994         0.20507813                 0.5 OH           MAHONI
10439 HOLONKO #2                        ATLAS ENERGY PARTNERS LP-1994         0.20507813                 0.5 OH           MAHONI
10440 J & S LAND UNIT #1 (D & L)        ATLAS ENERGY PARTNERS LP-1994         0.20507813                 0.5 OH           MAHONI
10441 SNOWDEN #1 (D & L)                ATLAS ENERGY NINETIES-PUBLIC 3            0.4375                   1 OH           MAHONI
10443 DALTON #1                         ATLAS ENERGY PARTNERS LP-1997         0.34753906                0.82 OH           STARK
10445 CITY OF ALLIANCE # 1              ATLAS ENERGY - PUBLIC #7                  0.4375                   1 OH           STARK
10446 WINTERS # 1                       ATLAS ENERGY - PUBLIC #7                  0.4375                   1 OH           STARK
10500 RUMMEL #1                                                                        0                   0 OH           TRUMBU
10501 DURIG JOHNSON #1                                                                 0                   0 OH           TRUMBU
10503 MAFFITT # 1                                                                      0                   0 OH           TRUMBU
10504 HOWLAND BRD OF ED #2                                                             0                   0 OH           TRUMBU
10508 KING #1                                                                          0                   0 OH           PORTAG
10510 WALLBROWN # 1                                                                    0                   0 OH           PORTAG
10512 ROSSI DENOVCHEK                                                                  0                   0 OH           TRUMBU
10513 LINBERG                                                                          0                   0 OH           PORTAG
10515 MAFFITT # 2                                                                      0                   0 OH           TRUMBU
10516 LOSEN #1                                                                         0                   0 OH           TRUMBU
10517 JOHNSON #2                                                                       0                   0 OH           TRUMBU
10519 FINEGOLD #1                                                                      0                   0 OH           TRUMBU
10521 WILLIAMS # 1                                                                     0                   0 OH           TRUMBU
10522 WILLIAMS # 2                                                                     0                   0 OH           TRUMBU
10523 STEIN # 1                                                                        0                   0 OH           TRUMBU
10524 LOSEN #2                                                                         0                   0 OH           TRUMBU
10527 ROMAN #1                                                                         0                   0 OH           TRUMBU
10528 MANNING #1                                                                       0                   0 OH           TRUMBU
10529 FURRY MANNING                                                                    0                   0 OH           TRUMBU
10530 HOWLAND BRD OF ED #1                                                             0                   0 OH           TRUMBU
10531 KNIGHT-MAY                                                                       0                   0 OH           TRUMBU
10532 WINCH-KING #1                                                                    0                   0 OH           TRUMBU
10533 COE # 1                                                                          0                   0 OH           TRUMBU
10534 KANE #1                                                                          0                   0 OH           TRUMBU
10535 TOBIN WINCH #1                                                                   0                   0 OH           TRUMBU
10536 GLEASON #1                                                                       0                   0 OH           TRUMBU
10537 CALLAHAN # 1                                                                     0                   0 OH           TRUMBU
10540 MORABITO #1                                                                      0                   0
10541 TOBIN #1                                                                         0                   0 OH           TRUMBU
10542 HURL #1                                                                          0                   0 OH           TRUMBU
10543 MOSKO #1                                                                         0                   0 OH           TRUMBU
10545 MORABITO #2                                                                      0                   0
10546 JONES,J & G #1                                                                   0                   0 OH           TRUMBU
10547 CORTLAND FUEL #1                                                                 0                   0 OH           TRUMBU
10548 CORTLAND FUEL #2                                                                 0                   0 OH           TRUMBU
10550 CALEB JONES #1                                                                   0                   0
10551 ALLEGRET #1                                                                      0                   0
10552 ZERVOS #1                                                                        0                   0
10555 GLEASON #2                                                                       0                   0 OH           TRUMBU
10556 WINCH #1                                                                         0                   0 OH           TRUMBU
10558 DEWITT #1                                                                        0                   0
10559 DEWITT #2                                                                        0                   0 OH           TRUMBU

10560 RUEBENS #1                               0.16                         0                         0                         0
10561 JONES, J&G #2                            0.16                 0.4010975                         0                         0
10569 JONES, J&G #3                         0.09375                         0                         0                         0
10570 TOBIN #2                              0.09375                 0.6694195                         0                         0
10571 BIGGS-GLOWACKY#1                         0.16                         0                         0                         0
10572 DENOVCHEK #1                          0.17202                         0                         0                         0
10575 WEDGEWOOD #1                                0                     0.875                         0                         0
10576 WEDGEWOOD #2                             0.16                 0.4615002                         0                         0
10579 RUIHLEY #1                              0.125                         0                         0                         0
10580 RUIHLEY #2                             0.0925                         0                         0                         0
10582 BOSSCHER #1                                 0                 0.5534974                         0                         0
10583 HOFMANN #1                                  0                 0.5584544                         0                         0
10584 JONES R #2                                  0                 0.5713224                         0                         0
10588 KUJALA-RUDGE                                0                 0.5610282                         0                         0
10593 GIBSON # 1                              0.125                         0                         0                         0
10595 MICHALEC #1                             0.125                         0                         0                         0
10600 CORLL NO 1                              0.035                 0.3127559                         0                         0
10602 MURKEE ACRES #1                         0.035                 0.3064374                         0                         0
10605 CROSS #1                                0.035                 0.3095967                         0                         0
10608 CORLL NO 2                              0.035                 0.3222334                         0                         0
10614 PETRINJAK                               0.035                 0.2843237                         0                         0
10617 MIKLOS                                  0.035                 0.3317114                         0                         0
10619 PRICE #2                                0.035                 0.3506665                         0                         0
10623 TRACY                                   0.035                 0.3159163                         0                         0
10624 RYSER                                   0.035                 0.2874827                         0                         0
10627 HARTLINE                                0.035                 0.2874828                         0                         0
10630 SHARON STEEL NO. 1                      0.035                 0.2526527                         0                         0
10632 MABEL CORLL #1                          0.035                 0.2748457                         0                         0
10633 NEWELL                                  0.035                 0.2985891                         0                         0
10637 D'ANGELO #1                             0.035                 0.4043759                         0                         0
10638 PATRICK                                 0.145                         0                         0                         0
10640 YOBE                                     0.16                         0                         0                         0
10641 LOIS REALTY #1                           0.16                         0                         0                         0
10643 SLOAS #1                                0.097                         0                         0                         0
10644 SUZELIS                                  0.16                         0                         0                         0
10645 ONDICH                                0.15839                         0                         0                         0
10646 IMHOFF                                   0.16                         0                         0                         0
10650 MONTGOMERY # 1                           0.16                  0.043598                         0                         0
10651 THOMAS #1                                0.16                 0.0435974                         0                         0
10652 THOMAS #2                                   0                     0.875                         0                         0
10653 MONTGOMERY # 2                              0                     0.875                         0                         0
10654 JENNINGS #1                                 0                     0.875                         0                         0
10700 HORNING #1                              0.125                         0                         0                         0
10701 JENNINGS #2                            0.0925                         0                         0                         0
10702 JENNINGS #3                            0.0925                         0                         0                         0
10703 MCCURDY # 1                             0.125                         0                         0                         0
10705 MORGAN UNIT #1                          0.125                         0                         0                         0
10706 KLINGAMAN UNIT #1                      0.0925                         0                         0                         0
10707 STARR #1                                0.125                         0                         0                         0
10708 YASNOWSKI #1                            0.125                         0                         0                         0
10709 ZDELAR #1                               0.125                         0                         0                         0
10710 ZDELAR #2                                   0                     0.875                         0                         0
10713 SHULL #1                                0.125                         0                         0                         0
10714 MCMULLIN #1                                 0                     0.875                         0                         0
10715 MCMULLIN #2                            0.0925                 0.7775475                         0                         0
10716 BIBBY-DETELICH #1                     0.15418                         0                         0                         0
10717 MCKAY #1                               0.0925                         0                         0                         0
10718 MCKAY #2                               0.0925                         0                         0                         0
10719 MCKAY #3                               0.0925                         0                         0                         0
10721 STIEB #1                               0.0925                         0                         0                         0
10723 CARSONE-HETRICK #1                     0.0925                         0                         0                         0
10725 BOOZER #1                                0.16                 0.3529747                         0                         0
10726 CRATSLEY #1                            0.0925                         0                         0                         0
10727 FIELDING UNIT #1                       0.0925                         0                         0                         0
10729 RUST #1A                               0.0925                         0                         0                         0
10731 RUST #2                                0.0925                         0                         0                         0
10733 KIRILA UNIT # 1                        0.0625                 0.0203125                         0                         0
10735 MIKLOS #2                             0.04688                  0.039835                         0                         0
10736 MCMULLIN #3                            0.0625                         0                         0                         0
10800 REPUBLIC # 1                            0.035                 0.2460905                         0                         0
10801 REPUBLIC # 3                            0.035                 0.2624974                         0                         0
10802 REPUBLIC # 4                            0.035                 0.2690599                         0                         0
10804 REPUBLIC # 6                            0.035                 0.2756205                         0                         0
10805 REPUBLIC # 7                            0.035                 0.2953078                         0                         0
10806 REPUBLIC # 8                            0.035                 0.2789019                         0                         0
10807 REPUBLIC # 2                            0.035                    0.5775                         0                         0
10808 REPUBLIC # 5                            0.035                  0.459375                         0                         0
10809 REPUBLIC # 9                            0.035                 0.2854644                         0                         0
10811 REPUBLIC #11                            0.035                 0.2887461                         0                         0
10812 REPUBLIC #12                            0.035                 0.2559326                         0                         0
10813 REPUBLIC #13                            0.035                 0.2592141                         0                         0
10815 REPUBLIC #15                            0.035                 0.3412472                         0                         0
10821 CLEGG #1                                    0                   0.21875                         0                         0
10822 SANDERS #1                                  0                   0.21875                         0                         0


                                                                         23

(RESTUBBED TABLE)

10560 RUEBENS #1                           0.16                          0                              0 ATLAS ENERGY GROUP, INC.
10561 JONES, J&G #2                   0.5610975                          0                      0.5609757 ATLAS ENERGY GROUP, INC.
10569 JONES, J&G #3                     0.09375                          0                              0 ATLAS ENERGY GROUP, INC.
10570 TOBIN #2                        0.7631695                          0                      0.8568569 ATLAS ENERGY GROUP, INC.
10571 BIGGS-GLOWACKY#1                     0.16                          0                              0 ATLAS ENERGY GROUP, INC.
10572 DENOVCHEK #1                      0.17202                          0                              0 ATLAS ENERGY GROUP, INC.
10575 WEDGEWOOD #1                        0.875                          0                              1 ATLAS ENERGY GROUP, INC.
10576 WEDGEWOOD #2                    0.6215002                          0                      0.6454548 ATLAS ENERGY GROUP, INC.
10579 RUIHLEY #1                          0.125                          0                              0 ATLAS ENERGY GROUP, INC.
10580 RUIHLEY #2                         0.0925                          0                              0 ATLAS ENERGY GROUP, INC.
10582 BOSSCHER #1                     0.5534974                          0                      0.6529402 ATLAS ENERGY GROUP, INC.
10583 HOFMANN #1                      0.5584544                          0                      0.6382343 ATLAS ENERGY GROUP, INC.
10584 JONES R #2                      0.5713224                          0                      0.6529403 ATLAS ENERGY GROUP, INC.
10588 KUJALA-RUDGE                    0.5610282                          0                      0.6411755 ATLAS ENERGY GROUP, INC.
10593 GIBSON # 1                          0.125                          0                              0 ATLAS ENERGY GROUP, INC.
10595 MICHALEC #1                         0.125                          0                              0 ATLAS ENERGY GROUP, INC.
10600 CORLL NO 1                      0.3477559                          0                       0.386714 ATLAS ENERGY GROUP, INC.
10602 MURKEE ACRES #1                 0.3414374                          0                       0.378901 ATLAS ENERGY GROUP, INC.
10605 CROSS #1                        0.3445967                          0                      0.3828069 ATLAS ENERGY GROUP, INC.
10608 CORLL NO 2                      0.3572334                          0                      0.3984321 ATLAS ENERGY GROUP, INC.
10614 PETRINJAK                       0.3193237                          0                      0.3515584 ATLAS ENERGY GROUP, INC.
10617 MIKLOS                          0.3667114                          0                      0.4101522 ATLAS ENERGY GROUP, INC.
10619 PRICE #2                        0.3856665                          0                      0.4335901 ATLAS ENERGY GROUP, INC.
10623 TRACY                           0.3509163                          0                       0.390621 ATLAS ENERGY GROUP, INC.
10624 RYSER                           0.3224827                          0                      0.3554642 ATLAS ENERGY GROUP, INC.
10627 HARTLINE                        0.3224828                          0                      0.3554648 ATLAS ENERGY GROUP, INC.
10630 SHARON STEEL NO. 1              0.2876527                          0                      0.3007777 ATLAS ENERGY GROUP, INC.
10632 MABEL CORLL #1                  0.3098457                          0                      0.3398386 ATLAS ENERGY GROUP, INC.
10633 NEWELL                          0.3335891                          0                      0.3554641 ATLAS ENERGY GROUP, INC.
10637 D'ANGELO #1                     0.4393759                          0                       0.499997 ATLAS ENERGY GROUP, INC.
10638 PATRICK                             0.145                          0                              0 ATLAS ENERGY GROUP, INC.
10640 YOBE                                 0.16                          0                              0 ATLAS ENERGY GROUP, INC.
10641 LOIS REALTY #1                       0.16                          0                              0 ATLAS ENERGY GROUP, INC.
10643 SLOAS #1                            0.097                          0                              0 ATLAS ENERGY GROUP, INC.
10644 SUZELIS                              0.16                          0                              0 ATLAS ENERGY GROUP, INC.
10645 ONDICH                            0.15839                          0                              0 ATLAS ENERGY GROUP, INC.
10646 IMHOFF                               0.16                          0                              0 ATLAS ENERGY GROUP, INC.
10650 MONTGOMERY # 1                   0.203598                          0                      0.0609756 ATLAS ENERGY GROUP, INC.
10651 THOMAS #1                       0.2035974                          0                      0.0609756 ATLAS ENERGY GROUP, INC.
10652 THOMAS #2                           0.875                          0                              1 ATLAS ENERGY GROUP, INC.
10653 MONTGOMERY # 2                      0.875                          0                              1 ATLAS ENERGY GROUP, INC.
10654 JENNINGS #1                         0.875                          0                              1 ATLAS ENERGY GROUP, INC.
10700 HORNING #1                          0.125                          0                              0 ATLAS ENERGY GROUP, INC.
10701 JENNINGS #2                        0.0925                          0                              0 ATLAS ENERGY GROUP, INC.
10702 JENNINGS #3                        0.0925                          0                              0 ATLAS ENERGY GROUP, INC.
10703 MCCURDY # 1                         0.125                          0                              0 ATLAS ENERGY GROUP, INC.
10705 MORGAN UNIT #1                      0.125                          0                              0 ATLAS ENERGY GROUP, INC.
10706 KLINGAMAN UNIT #1                  0.0925                          0                              0 ATLAS ENERGY GROUP, INC.
10707 STARR #1                            0.125                          0                              0 ATLAS ENERGY GROUP, INC.
10708 YASNOWSKI #1                        0.125                          0                              0 ATLAS ENERGY GROUP, INC.
10709 ZDELAR #1                           0.125                          0                              0 ATLAS ENERGY GROUP, INC.
10710 ZDELAR #2                           0.875                          0                              1 ATLAS ENERGY GROUP, INC.
10713 SHULL #1                            0.125                          0                              0 ATLAS ENERGY GROUP, INC.
10714 MCMULLIN #1                         0.875                          0                              1 ATLAS ENERGY GROUP, INC.
10715 MCMULLIN #2                     0.8700475                          0                      0.9936709 ATLAS ENERGY GROUP, INC.
10716 BIBBY-DETELICH #1                 0.15418                          0                              0 ATLAS ENERGY GROUP, INC.
10717 MCKAY #1                           0.0925                          0                              0 ATLAS ENERGY GROUP, INC.
10718 MCKAY #2                           0.0925                          0                              0 ATLAS ENERGY GROUP, INC.
10719 MCKAY #3                           0.0925                          0                              0 ATLAS ENERGY GROUP, INC.
10721 STIEB #1                           0.0925                          0                              0 ATLAS ENERGY GROUP, INC.
10723 CARSONE-HETRICK #1                 0.0925                          0                              0 ATLAS ENERGY GROUP, INC.
10725 BOOZER #1                       0.5129747                          0                      0.4936709 ATLAS ENERGY GROUP, INC.
10726 CRATSLEY #1                        0.0925                          0                              0 ATLAS ENERGY GROUP, INC.
10727 FIELDING UNIT #1                   0.0925                          0                              0 ATLAS ENERGY GROUP, INC.
10729 RUST #1A                           0.0925                          0                              0 ATLAS ENERGY GROUP, INC.
10731 RUST #2                            0.0925                          0                              0 ATLAS ENERGY GROUP, INC.
10733 KIRILA UNIT # 1                 0.0828125                          0                          0.025 ATLAS ENERGY GROUP, INC.
10735 MIKLOS #2                        0.086715                          0                           0.05 ATLAS ENERGY GROUP, INC.
10736 MCMULLIN #3                        0.0625                          0                              0 ATLAS ENERGY GROUP, INC.
10800 REPUBLIC # 1                    0.2810905                          0                      0.2929655 ATLAS ENERGY GROUP, INC.
10801 REPUBLIC # 3                    0.2974974                          0                      0.3124974 ATLAS ENERGY GROUP, INC.
10802 REPUBLIC # 4                    0.3040599                          0                      0.3203099 ATLAS ENERGY GROUP, INC.
10804 REPUBLIC # 6                    0.3106205                          0                      0.3281205 ATLAS ENERGY GROUP, INC.
10805 REPUBLIC # 7                    0.3303078                          0                      0.3515578 ATLAS ENERGY GROUP, INC.
10806 REPUBLIC # 8                    0.3139019                          0                      0.3320269 ATLAS ENERGY GROUP, INC.
10807 REPUBLIC # 2                       0.6125                          0                         0.6875 ATLAS ENERGY GROUP, INC.
10808 REPUBLIC # 5                     0.494375                          0                       0.546875 ATLAS ENERGY GROUP, INC.
10809 REPUBLIC # 9                    0.3204644                          0                      0.3398394 ATLAS ENERGY GROUP, INC.
10811 REPUBLIC #11                    0.3237461                          0                      0.3437461 ATLAS ENERGY GROUP, INC.
10812 REPUBLIC #12                    0.2909326                          0                      0.3046826 ATLAS ENERGY GROUP, INC.
10813 REPUBLIC #13                    0.2942141                          0                      0.3085891 ATLAS ENERGY GROUP, INC.
10815 REPUBLIC #15                    0.3762472                          0                      0.4062472 ATLAS ENERGY GROUP, INC.
10821 CLEGG #1                          0.21875                          0                           0.25 ATLAS ENERGY GROUP, INC.
10822 SANDERS #1                        0.21875                          0                           0.25 ATLAS ENERGY GROUP, INC.

(RESTUBBED TABLE)

10560 RUEBENS #1                                                                   0                     0
10561 JONES, J&G #2                                                                0                     0 OH           TRUMBU
10569 JONES, J&G #3                                                                0                     0 OH           TRUMBU
10570 TOBIN #2                                                                     0                     0 OH           TRUMBU
10571 BIGGS-GLOWACKY#1                                                             0                     0 OH           TRUMBU
10572 DENOVCHEK #1                                                                 0                     0 OH           TRUMBU
10575 WEDGEWOOD #1                                                                 0                     0 OH           TRUMBU
10576 WEDGEWOOD #2                                                                 0                     0 OH           TRUMBU
10579 RUIHLEY #1                                                                   0                     0 OH           TRUMBU
10580 RUIHLEY #2                                                                   0                     0 OH           TRUMBU
10582 BOSSCHER #1                                                                  0                     0
10583 HOFMANN #1                                                                   0                     0 OH           TRUMBU
10584 JONES R #2                                                                   0                     0
10588 KUJALA-RUDGE                                                                 0                     0 OH           TRUMBU
10593 GIBSON # 1                                                                   0                     0
10595 MICHALEC #1                                                                  0                     0 OH           TRUMBU
10600 CORLL NO 1                                                                   0                     0 OH           TRUMBU
10602 MURKEE ACRES #1                                                              0                     0 OH           TRUMBU
10605 CROSS #1                                                                     0                     0 OH           TRUMBU
10608 CORLL NO 2                                                                   0                     0 OH           TRUMBU
10614 PETRINJAK                                                                    0                     0 OH           TRUMBU
10617 MIKLOS                                                                       0                     0 OH           TRUMBU
10619 PRICE #2                                                                     0                     0 OH           TRUMBU
10623 TRACY                                                                        0                     0 OH           TRUMBU
10624 RYSER                                                                        0                     0 OH           TRUMBU
10627 HARTLINE                                                                     0                     0 OH           TRUMBU
10630 SHARON STEEL NO. 1                                                           0                     0 OH           TRUMBU
10632 MABEL CORLL #1                                                               0                     0 OH           TRUMBU
10633 NEWELL                                                                       0                     0 OH           TRUMBU
10637 D'ANGELO #1                                                                  0                     0 OH           TRUMBU
10638 PATRICK                                                                      0                     0 OH           TRUMBU
10640 YOBE                                                                         0                     0 OH           TRUMBU
10641 LOIS REALTY #1                                                               0                     0 OH           TRUMBU
10643 SLOAS #1                                                                     0                     0 OH           TRUMBU
10644 SUZELIS                                                                      0                     0 OH           PORTAG
10645 ONDICH                                                                       0                     0 OH           TRUMBU
10646 IMHOFF                                                                       0                     0 OH           PORTAG
10650 MONTGOMERY # 1                                                               0                     0 OH           TRUMBU
10651 THOMAS #1                                                                    0                     0 OH           TRUMBU
10652 THOMAS #2                                                                    0                     0 OH           TRUMBU
10653 MONTGOMERY # 2                                                               0                     0 OH           TRUMBU
10654 JENNINGS #1                                                                  0                     0
10700 HORNING #1                                                                   0                     0
10701 JENNINGS #2                                                                  0                     0 OH           TRUMBU
10702 JENNINGS #3                                                                  0                     0
10703 MCCURDY # 1                                                                  0                     0 OH           TRUMBU
10705 MORGAN UNIT #1                                                               0                     0 OH           TRUMBU
10706 KLINGAMAN UNIT #1                                                            0                     0 OH           TRUMBU
10707 STARR #1                                                                     0                     0
10708 YASNOWSKI #1                                                                 0                     0 OH           TRUMBU
10709 ZDELAR #1                                                                    0                     0 OH           TRUMBU
10710 ZDELAR #2                                                                    0                     0 OH           TRUMBU
10713 SHULL #1                                                                     0                     0 OH           TRUMBU
10714 MCMULLIN #1                                                                  0                     0
10715 MCMULLIN #2                                                                  0                     0 OH           TRUMBU
10716 BIBBY-DETELICH #1                                                            0                     0 OH           TRUMBU
10717 MCKAY #1                                                                     0                     0
10718 MCKAY #2                                                                     0                     0
10719 MCKAY #3                                                                     0                     0
10721 STIEB #1                                                                     0                     0 OH           TRUMBU
10723 CARSONE-HETRICK #1                                                           0                     0 OH           TRUMBU
10725 BOOZER #1                                                                    0                     0 OH           TRUMBU
10726 CRATSLEY #1                                                                  0                     0
10727 FIELDING UNIT #1                                                             0                     0 OH           TRUMBU
10729 RUST #1A                                                                     0                     0 OH           TRUMBU
10731 RUST #2                                                                      0                     0 OH           TRUMBU
10733 KIRILA UNIT # 1                                                              0                     0 OH           TRUMBU
10735 MIKLOS #2                                                                    0                     0 OH           TRUMBU
10736 MCMULLIN #3                                                                  0                     0 OH           TRUMBU
10800 REPUBLIC # 1                                                                 0                     0 OH           TRUMBU
10801 REPUBLIC # 3                                                                 0                     0 OH           TRUMBU
10802 REPUBLIC # 4                                                                 0                     0 OH           TRUMBU
10804 REPUBLIC # 6                                                                 0                     0 OH           TRUMBU
10805 REPUBLIC # 7                                                                 0                     0 OH           TRUMBU
10806 REPUBLIC # 8                                                                 0                     0 OH           TRUMBU
10807 REPUBLIC # 2                                                                 0                     0 OH           TRUMBU
10808 REPUBLIC # 5                                                                 0                     0 OH           TRUMBU
10809 REPUBLIC # 9                                                                 0                     0 OH           TRUMBU
10811 REPUBLIC #11                                                                 0                     0 OH           TRUMBU
10812 REPUBLIC #12                                                                 0                     0 OH           TRUMBU
10813 REPUBLIC #13                                                                 0                     0 OH           TRUMBU
10815 REPUBLIC #15                                                                 0                     0 OH           TRUMBU
10821 CLEGG #1                                                                     0                     0 OH           TRUMBU
10822 SANDERS #1                                                                   0                     0 OH           PORTAG



10824 COOK JOHNSON #2                             0                   0.21875                         0                         0
10825 COOK JOHNSON #3                             0                   0.21875                         0                         0
10826 SIGWORTH                                    0                   0.21875                         0                         0
10830 ROBERTO #1                                  0                   0.21875                         0                         0
10832 GROCOTT #1                                  0                 0.2187495                         0                         0
10833 RIGGENBACH                                  0                   0.21875                         0                         0
10834 KARAS # 1-A                                 0                   0.21875                         0                         0
10835 KARAS # 1-B                                 0                   0.21875                         0                         0
10836 KARAS # 1-C                                 0                   0.21875                         0                         0
10840 WALLBROWN # 2                               0                   0.21875                         0                         0
10842 GERST                                       0                   0.21875                         0                         0
10843 KINEL                                       0                   0.21875                         0                         0
10844 FRESHLEY                                    0                   0.21875                         0                         0
10848 SHAREC #1                                   0                   0.21875                         0                         0
10855 LANTZ #1                                    0                   0.21875                         0                         0
10856 JONES # 2                                   0                   0.21875                         0                         0
10857 CROWDER #1                                  0                   0.21875                         0                         0
10858 ZINZ #1                                     0                   0.21875                         0                         0
10859 CLEGG #2                                    0                   0.21875                         0                         0
10860 TONSING #3                                  0                   0.21875                         0                         0
10862 KARAS # 2                                   0                   0.21875                         0                         0
10864 CHURCH                                      0                   0.21875                         0                         0
10865 SHAREC #2                                   0                   0.21875                         0                         0
10867 FOX-HARKER  (FOX #1)                        0                   0.21875                         0                         0
10868 STUHLMILLER #1                              0                   0.21875                         0                         0
10870 MCFARLAN #1                                 0                   0.21875                         0                         0
10871 WALLBROWN # 3                               0                   0.21875                         0                         0
10873 WALLBROWN # 4                               0                   0.21875                         0                         0
10875 GROCOTT #2                                  0                 0.2187495                         0                         0
10876 PURDY #1                                    0                   0.21875                         0                         0
10882 SCOVERN KONKLE                              0                   0.21875                         0                         0
10883 KARAS # 1-D                                 0                   0.21875                         0                         0
10884 SCHNEIDER #1                                0                   0.21875                         0                         0
10886 DURR #2                                     0                   0.21875                         0                         0
10887 PURDY UNIT #2                          0.0099                   0.21875                         0                         0
10890 NEWTON FALLS #1                          0.16                         0                         0                         0
10891 CARVER #1                             0.00391                  0.421875                         0                         0
10892 CARVER-BASINAIS #1                    0.00391                 0.6005507                         0                         0
10894 EARNEST #2                            0.00391                  0.421875                         0                         0
10895 BEAL #1                                 0.125                         0                         0                         0
10896 EVERETT #1                            0.00391                 0.1786759                         0                         0
10897 PEMBERTON #1                             0.08                  0.019875                         0                         0
10898 PEMBERTON #2                          0.09563                         0                         0                         0
10899 SAPP #2                               0.00391                  0.421875                         0                         0
10970 FOLTZ #1                                    0                   0.82032                         0                         0
10973 SIMMONS # 1                                 0                   0.11274                         0                         0
10995 LINN #1                                     0                   0.79297                         0                         0
10996 NYSTROM #1                                  0                   0.11274                         0                         0
10998 WILSON # 1                                  0                   0.11274                         0                         0
11034 BRAINARD-MC ALL NO. 1                   0.035                 0.3609357                         0                         0
11035 BRAINARD NW NO. 1                       0.035                 0.2854653                         0                         0
11042 BRAINARD SW NO. 2                       0.035                 0.3149955                         0                         0
11044 COPPERWELD  #1                          0.035                 0.2854657                         0                         0
11045 COPPERWELD  #2                          0.035                 0.2723393                         0                         0
11049 COPPERWELD  #3                          0.035                 0.2854652                         0                         0
11050 BRAINARD-MC ALL NO. 2                   0.035                 0.4167187                         0                         0
11051 BROWN-POPLAR HOME                       0.035                 0.4528077                         0                         0
11053 JEND NO. 1                              0.035                 0.2657777                         0                         0
11056 BRAINARD-MC ALL NO. 3                   0.035                 0.2723435                         0                         0
11060 RAY-OLDS                                0.035                 0.3149973                         0                         0
11062 NUTT UNIT                                0.16                   0.00275                         0                         0
11063 BRAINARD K #1                            0.16                     0.011                         0                         0
11065 BRAINARD-MC ALL NO. 5                    0.16                         0                         0                         0
11066 JEND NO. 2                               0.16                   0.00275                         0                         0
11068 TRUMBULL COUNTY #1                       0.16                         0                         0                         0
11069 TRUMBULL COUNTY #2                       0.16                         0                         0                         0
11070 TRUMBULL COUNTY #3                       0.16                         0                         0                         0
11071 TRUMBULL COUNTY #4                       0.16                         0                         0                         0
11072 BRAINARD-MC ALL NO. 6                    0.16                         0                         0                         0
11074 HOYSACK #1                               0.16                         0                         0                         0
11076 BROZMAN NO.1                             0.16                         0                         0                         0
11077 ARMSTRONG NO. 1                          0.16                         0                         0                         0
11078 GALIDA                                   0.16                         0                         0                         0
11079 ARMSTRONG NO. 2                          0.16                         0                         0                         0
11080 ARMSTRONG NO. 3                          0.16                         0                         0                         0
11081 GLAZE #1                                 0.16                         0                         0                         0
11082 SPISAK #1                                0.16                         0                         0                         0
11084 EVANS #1                                 0.16                         0                         0                         0
11085 SMITH #1                                 0.16                         0                         0                         0
11086 SMITH #2                                 0.16                         0                         0                         0
11087 SIMYON #1                                0.16                     0.022                         0                         0
11098 MONUS #1                              0.09375                         0                         0                         0
11099 WARREN #1                             0.09375                         0                         0                         0
11100 WARREN #2                             0.09375                         0                         0                         0


                                                                         24

(RESTUBBED TABLE)

10824 COOK JOHNSON #2                    0.21875                          0                          0.25 ATLAS ENERGY GROUP, INC.
10825 COOK JOHNSON #3                    0.21875                          0                          0.25 ATLAS ENERGY GROUP, INC.
10826 SIGWORTH                           0.21875                          0                          0.25 ATLAS ENERGY GROUP, INC.
10830 ROBERTO #1                         0.21875                          0                          0.25 ATLAS ENERGY GROUP, INC.
10832 GROCOTT #1                       0.2187495                          0                          0.25 ATLAS ENERGY GROUP, INC.
10833 RIGGENBACH                         0.21875                          0                          0.25 ATLAS ENERGY GROUP, INC.
10834 KARAS # 1-A                        0.21875                          0                          0.25 ATLAS ENERGY GROUP, INC.
10835 KARAS # 1-B                        0.21875                          0                          0.25 ATLAS ENERGY GROUP, INC.
10836 KARAS # 1-C                        0.21875                          0                          0.25 ATLAS ENERGY GROUP, INC.
10840 WALLBROWN # 2                      0.21875                          0                          0.25 ATLAS ENERGY GROUP, INC.
10842 GERST                              0.21875                          0                          0.25 ATLAS ENERGY GROUP, INC.
10843 KINEL                              0.21875                          0                          0.25 ATLAS ENERGY GROUP, INC.
10844 FRESHLEY                           0.21875                          0                          0.25 ATLAS ENERGY GROUP, INC.
10848 SHAREC #1                          0.21875                          0                          0.25 ATLAS ENERGY GROUP, INC.
10855 LANTZ #1                           0.21875                          0                          0.25 ATLAS ENERGY GROUP, INC.
10856 JONES # 2                          0.21875                          0                          0.25 ATLAS ENERGY GROUP, INC.
10857 CROWDER #1                         0.21875                          0                          0.25 ATLAS ENERGY GROUP, INC.
10858 ZINZ #1                            0.21875                          0                          0.25 ATLAS ENERGY GROUP, INC.
10859 CLEGG #2                           0.21875                          0                          0.25 ATLAS ENERGY GROUP, INC.
10860 TONSING #3                         0.21875                          0                          0.25 ATLAS ENERGY GROUP, INC.
10862 KARAS # 2                          0.21875                          0                          0.25 ATLAS ENERGY GROUP, INC.
10864 CHURCH                             0.21875                          0                          0.25 ATLAS ENERGY GROUP, INC.
10865 SHAREC #2                          0.21875                          0                          0.25 ATLAS ENERGY GROUP, INC.
10867 FOX-HARKER  (FOX #1)               0.21875                          0                          0.25 ATLAS ENERGY GROUP, INC.
10868 STUHLMILLER #1                     0.21875                          0                          0.25 ATLAS ENERGY GROUP, INC.
10870 MCFARLAN #1                        0.21875                          0                          0.25 ATLAS ENERGY GROUP, INC.
10871 WALLBROWN # 3                      0.21875                          0                          0.25 ATLAS ENERGY GROUP, INC.
10873 WALLBROWN # 4                      0.21875                          0                          0.25 ATLAS ENERGY GROUP, INC.
10875 GROCOTT #2                       0.2187495                          0                          0.25 ATLAS ENERGY GROUP, INC.
10876 PURDY #1                           0.21875                          0                          0.25 ATLAS ENERGY GROUP, INC.
10882 SCOVERN KONKLE                     0.21875                          0                          0.25 ATLAS ENERGY GROUP, INC.
10883 KARAS # 1-D                        0.21875                          0                          0.25 ATLAS ENERGY GROUP, INC.
10884 SCHNEIDER #1                       0.21875                          0                          0.25 ATLAS ENERGY GROUP, INC.
10886 DURR #2                            0.21875                          0                          0.25 ATLAS ENERGY GROUP, INC.
10887 PURDY UNIT #2                      0.22865                          0                          0.25 ATLAS ENERGY GROUP, INC.
10890 NEWTON FALLS #1                       0.16                          0                             0 ATLAS ENERGY GROUP, INC.
10891 CARVER #1                         0.425785                          0                           0.5 ATLAS ENERGY GROUP, INC.
10892 CARVER-BASINAIS #1               0.6044607                          0                     0.7117642 ATLAS ENERGY GROUP, INC.
10894 EARNEST #2                        0.425785                          0                           0.5 ATLAS ENERGY GROUP, INC.
10895 BEAL #1                              0.125                          0                             0 ATLAS ENERGY GROUP, INC.
10896 EVERETT #1                       0.1825859                          0                     0.2117643 ATLAS ENERGY GROUP, INC.
10897 PEMBERTON #1                      0.099875                          0                         0.025 ATLAS ENERGY GROUP, INC.
10898 PEMBERTON #2                       0.09563                          0                             0 ATLAS ENERGY GROUP, INC.
10899 SAPP #2                           0.425785                          0                           0.5 ATLAS ENERGY GROUP, INC.
10970 FOLTZ #1                           0.82032                          0                             1 ATLAS RESOURCES, INC.
10973 SIMMONS # 1                        0.11274                          0                             0 ATLAS RESOURCES, INC.
10995 LINN #1                            0.79297                          0                             1 ATLAS RESOURCES, INC.
10996 NYSTROM #1                         0.11274                          0                             0 ATLAS RESOURCES, INC.
10998 WILSON # 1                         0.11274                          0                             0 ATLAS RESOURCES, INC.
11034 BRAINARD-MC ALL NO. 1            0.3959357                          0                     0.4296857 ATLAS ENERGY GROUP, INC.
11035 BRAINARD NW NO. 1                0.3204653                          0                     0.3398403 ATLAS ENERGY GROUP, INC.
11042 BRAINARD SW NO. 2                0.3499955                          0                     0.3749955 ATLAS ENERGY GROUP, INC.
11044 COPPERWELD  #1                   0.3204657                          0                     0.3398407 ATLAS ENERGY GROUP, INC.
11045 COPPERWELD  #2                   0.3073393                          0                     0.3242143 ATLAS ENERGY GROUP, INC.
11049 COPPERWELD  #3                   0.3204652                          0                     0.3398402 ATLAS ENERGY GROUP, INC.
11050 BRAINARD-MC ALL NO. 2            0.4517187                          0                     0.4960937 ATLAS ENERGY GROUP, INC.
11051 BROWN-POPLAR HOME                0.4878077                          0                     0.5390624 ATLAS ENERGY GROUP, INC.
11053 JEND NO. 1                       0.3007777                          0                     0.3164027 ATLAS ENERGY GROUP, INC.
11056 BRAINARD-MC ALL NO. 3            0.3073435                          0                     0.3242185 ATLAS ENERGY GROUP, INC.
11060 RAY-OLDS                         0.3499973                          0                     0.3749973 ATLAS ENERGY GROUP, INC.
11062 NUTT UNIT                          0.16275                          0                     0.0038462 ATLAS ENERGY GROUP, INC.
11063 BRAINARD K #1                        0.171                          0                     0.0153846 ATLAS ENERGY GROUP, INC.
11065 BRAINARD-MC ALL NO. 5                 0.16                          0                             0 ATLAS ENERGY GROUP, INC.
11066 JEND NO. 2                         0.16275                          0                     0.0038462 ATLAS ENERGY GROUP, INC.
11068 TRUMBULL COUNTY #1                    0.16                          0                             0 ATLAS ENERGY GROUP, INC.
11069 TRUMBULL COUNTY #2                    0.16                          0                             0 ATLAS ENERGY GROUP, INC.
11070 TRUMBULL COUNTY #3                    0.16                          0                             0 ATLAS ENERGY GROUP, INC.
11071 TRUMBULL COUNTY #4                    0.16                          0                             0 ATLAS ENERGY GROUP, INC.
11072 BRAINARD-MC ALL NO. 6                 0.16                          0                             0 ATLAS ENERGY GROUP, INC.
11074 HOYSACK #1                            0.16                          0                             0 ATLAS ENERGY GROUP, INC.
11076 BROZMAN NO.1                          0.16                          0                             0 ATLAS ENERGY GROUP, INC.
11077 ARMSTRONG NO. 1                       0.16                          0                             0 ATLAS ENERGY GROUP, INC.
11078 GALIDA                                0.16                          0                             0 ATLAS ENERGY GROUP, INC.
11079 ARMSTRONG NO. 2                       0.16                          0                             0 ATLAS ENERGY GROUP, INC.
11080 ARMSTRONG NO. 3                       0.16                          0                             0 ATLAS ENERGY GROUP, INC.
11081 GLAZE #1                              0.16                          0                             0 ATLAS ENERGY GROUP, INC.
11082 SPISAK #1                             0.16                          0                             0 ATLAS ENERGY GROUP, INC.
11084 EVANS #1                              0.16                          0                             0 ATLAS ENERGY GROUP, INC.
11085 SMITH #1                              0.16                          0                             0 ATLAS ENERGY GROUP, INC.
11086 SMITH #2                              0.16                          0                             0 ATLAS ENERGY GROUP, INC.
11087 SIMYON #1                            0.182                          0                     0.0307692 ATLAS ENERGY GROUP, INC.
11098 MONUS #1                           0.09375                          0                             0 ATLAS ENERGY GROUP, INC.
11099 WARREN #1                          0.09375                          0                             0 ATLAS ENERGY GROUP, INC.
11100 WARREN #2                          0.09375                          0                             0 ATLAS ENERGY GROUP, INC.

(RESTUBBED TABLE)

10824 COOK JOHNSON #2                                                          0                          0 OH           TRUMBU
10825 COOK JOHNSON #3                                                          0                          0 OH           TRUMBU
10826 SIGWORTH                                                                 0                          0 OH           PORTAG
10830 ROBERTO #1                                                               0                          0
10832 GROCOTT #1                                                               0                          0 OH           PORTAG
10833 RIGGENBACH                                                               0                          0 OH           PORTAG
10834 KARAS # 1-A                                                              0                          0 OH           MAHONI
10835 KARAS # 1-B                                                              0                          0 OH           PORTAG
10836 KARAS # 1-C                                                              0                          0 OH           PORTAG
10840 WALLBROWN # 2                                                            0                          0 OH           PORTAG
10842 GERST                                                                    0                          0 OH           TRUMBU
10843 KINEL                                                                    0                          0 OH           TRUMBU
10844 FRESHLEY                                                                 0                          0 OH           PORTAG
10848 SHAREC #1                                                                0                          0 OH           TRUMBU
10855 LANTZ #1                                                                 0                          0 OH           PORTAG
10856 JONES # 2                                                                0                          0 OH           PORTAG
10857 CROWDER #1                                                               0                          0 OH           PORTAG
10858 ZINZ #1                                                                  0                          0
10859 CLEGG #2                                                                 0                          0 OH           TRUMBU
10860 TONSING #3                                                               0                          0 OH           PORTAG
10862 KARAS # 2                                                                0                          0 OH           PORTAG
10864 CHURCH                                                                   0                          0 OH           PORTAG
10865 SHAREC #2                                                                0                          0 OH           TRUMBU
10867 FOX-HARKER  (FOX #1)                                                     0                          0 OH           PORTAG
10868 STUHLMILLER #1                                                           0                          0 OH           PORTAG
10870 MCFARLAN #1                                                              0                          0 OH           PORTAG
10871 WALLBROWN # 3                                                            0                          0 OH           PORTAG
10873 WALLBROWN # 4                                                            0                          0 OH           PORTAG
10875 GROCOTT #2                                                               0                          0 OH           PORTAG
10876 PURDY #1                                                                 0                          0 OH           TRUMBU
10882 SCOVERN KONKLE                                                           0                          0 OH           PORTAG
10883 KARAS # 1-D                                                              0                          0 OH           PORTAG
10884 SCHNEIDER #1                                                             0                          0 OH           TRUMBU
10886 DURR #2                                                                  0                          0 OH           PORTAG
10887 PURDY UNIT #2                                                            0                          0 OH           TRUMBU
10890 NEWTON FALLS #1                                                          0                          0 OH           TRUMBU
10891 CARVER #1                                                                0                          0 OH           PORTAG
10892 CARVER-BASINAIS #1                                                       0                          0 OH           PORTAG
10894 EARNEST #2                                                               0                          0 OH           PORTAG
10895 BEAL #1                                                                  0                          0 OH           PORTAG
10896 EVERETT #1                                                               0                          0 OH           PORTAG
10897 PEMBERTON #1                                                             0                          0 OH           PORTAG
10898 PEMBERTON #2                                                             0                          0 OH           PORTAG
10899 SAPP #2                                                                  0                          0 OH           PORTAG
10970 FOLTZ #1                                                                 0                          0
10973 SIMMONS # 1                                                              0                          0
10995 LINN #1                                                                  0                          0 PA           MERCER
10996 NYSTROM #1                                                               0                          0
10998 WILSON # 1                                                               0                          0
11034 BRAINARD-MC ALL NO. 1                                                    0                          0 OH           TRUMBU
11035 BRAINARD NW NO. 1                                                        0                          0 OH           TRUMBU
11042 BRAINARD SW NO. 2                                                        0                          0 OH           TRUMBU
11044 COPPERWELD  #1                                                           0                          0 OH           TRUMBU
11045 COPPERWELD  #2                                                           0                          0 OH           TRUMBU
11049 COPPERWELD  #3                                                           0                          0 OH           TRUMBU
11050 BRAINARD-MC ALL NO. 2                                                    0                          0 OH           TRUMBU
11051 BROWN-POPLAR HOME                                                        0                          0 OH           TRUMBU
11053 JEND NO. 1                                                               0                          0 OH           TRUMBU
11056 BRAINARD-MC ALL NO. 3                                                    0                          0 OH           TRUMBU
11060 RAY-OLDS                                                                 0                          0 OH           TRUMBU
11062 NUTT UNIT                                                                0                          0 OH           TRUMBU
11063 BRAINARD K #1                                                            0                          0 OH           TRUMBU
11065 BRAINARD-MC ALL NO. 5                                                    0                          0 OH           TRUMBU
11066 JEND NO. 2                                                               0                          0 OH           TRUMBU
11068 TRUMBULL COUNTY #1                                                       0                          0 OH           TRUMBU
11069 TRUMBULL COUNTY #2                                                       0                          0 OH           TRUMBU
11070 TRUMBULL COUNTY #3                                                       0                          0 OH           TRUMBU
11071 TRUMBULL COUNTY #4                                                       0                          0 OH           TRUMBU
11072 BRAINARD-MC ALL NO. 6                                                    0                          0 OH           TRUMBU
11074 HOYSACK #1                                                               0                          0 OH           TRUMBU
11076 BROZMAN NO.1                                                             0                          0 OH           TRUMBU
11077 ARMSTRONG NO. 1                                                          0                          0 OH           TRUMBU
11078 GALIDA                                                                   0                          0 OH           TRUMBU
11079 ARMSTRONG NO. 2                                                          0                          0 OH           TRUMBU
11080 ARMSTRONG NO. 3                                                          0                          0 OH           TRUMBU
11081 GLAZE #1                                                                 0                          0 OH           TRUMBU
11082 SPISAK #1                                                                0                          0 OH           TRUMBU
11084 EVANS #1                                                                 0                          0 OH           TRUMBU
11085 SMITH #1                                                                 0                          0 OH           TRUMBU
11086 SMITH #2                                                                 0                          0 OH           TRUMBU
11087 SIMYON #1                                                                0                          0 OH           TRUMBU
11098 MONUS #1                                                                 0                          0 OH           TRUMBU
11099 WARREN #1                                                                0                          0
11100 WARREN #2                                                                0                          0 OH           TRUMBU


11101 VARNER #1                                0.16                         0                         0                         0
11102 BAKER-BAKER #1                           0.16                         0                         0                         0
11104 JAMES #1                                 0.16                         0                         0                         0
11107 ST WILLIAMS #1                           0.16                         0                         0                         0
11108 MONUS #2                                 0.16                         0                         0                         0
11111 MACKEY NO 1                              0.16                         0                         0                         0
11113 ROYAL #1                                 0.16                         0                         0                         0
11120 BAR-GOODMAN                              0.16                         0                         0                         0
11121 BURGOON UNIT #1                          0.16                         0                         0                         0
11122 ZAUGG #1                                 0.16                         0                         0                         0
11123 COPPERWELD  #4                           0.16                         0                         0                         0
11127 KACHURIK #2                              0.16                    0.3575                         0                         0
11129 COLLIER #2                               0.16                    0.3575                         0                         0
11132 SHURTLEFF #1                             0.16                         0                         0                         0
11134 CLEMMENS #1                                 0                     0.875                         0                         0
11136 TATE-ROOD #1                             0.16                 0.0641036                         0                         0
11139 CUPLER #1                             0.09375                         0                         0                         0
11140 CUPLER #2                             0.09375                         0                         0                         0
11141 GOODMAN-ROOD 1                          0.035                         0                         0                         0
11142 TRUMBULL COUNTY #5A                      0.16                         0                         0                         0
11144 YOUNT #1                                 0.16                         0                         0                         0
11145 CFI #1                                0.27875                         0                         0                         0
11146 CFI #2                               0.219375                         0                         0                         0
11148 DABELKO UNIT #1                          0.16                 0.0305183                         0                         0
11149 TORI #1                                  0.16                  0.099667                         0                         0
11152 CAMBRIDGE FARMS #3                   0.219375                         0                         0                         0
11153 ST WILLIAMS #2                           0.16                         0                         0                         0
11155 VARNER #2                              0.1375                   0.36875                         0                         0
11157 CHAMPION MANOR #1 & #2                      0                      0.14                         0                         0
11158 GRADISHAR-FEE #1                       0.0625                  0.040625                         0                         0
11159 BUNCIC UNIT #1                           0.08                 0.0298125                         0                         0
11160 NATELE #2                              0.0625                         0                         0                         0
11161 MCLEOD #1                              0.0625                         0                         0                         0
11162 COPPERWELD  #6                         0.0625                         0                         0                         0
11163 COPPERWELD  #5                         0.0625                 0.4427239                         0                         0
11164 COPPERWELD  #7                       0.046875                  0.101113                         0                         0
11165 COPPERWELD #10                       0.053125                         0                     0.064                         0
11166 COPPERWELD  #8                       0.024608                         0                 0.0309481                         0
11167 COPPERWELD  #9                       0.053125                         0                  0.064002                         0
11168 MONUS #3                                0.075                     0.064                     0.064                 0.0167328
11169 T.C.C. #6                            0.019266                  0.065625                 0.0546875                         0
11170 T.C.C. #7                               0.075                     0.072                 0.0974508                         0
11172 BRAKOVICH # 1                               0                 0.1157643                 0.0922367                         0
11173 BRAINARD #4                                 0                   0.13125                  0.109375                         0
11174 COPPERWELD #12D                             0                 0.0556861                 0.0448029                0.00854406
11175 BRAINARD #9                                 0                   0.13125                  0.109375                         0
12309 BUKOVITZ TR. 5-#1                     0.03125                         0                 0.2278125                         0
12801 FOLK #1                               0.00391                  0.421875                         0                         0
12802 CARVER-BASINAIS #2                    0.16391                         0                         0                         0
12803 GREER UNIT #1                            0.16                    0.0572                         0                         0
12804 MOORE-SIGWORTH #1                        0.16                    0.3575                         0                         0
12807 KLINE UNIT #2                           0.125                         0                         0                         0
12808 CROWDER #2                             0.0625                         0                         0                         0
12809 KONKLE SCOVERN UNIT #2                 0.0625                 0.3954182                         0                         0
12810 EVERETT #2                            0.09375                 0.2940241                         0                         0
12811 ZINZ #2                               0.09375                 0.3027344                         0                         0
12812 TONSING #1                            0.09375                 0.3105468                         0                         0
12813 REPUBLIC #16                            0.075                     0.064                     0.064                 0.0167328
12814 REPUBLIC #19                           0.0625                  0.040625                         0                         0
12817 STUHLMILLER #2                         0.0625                         0                         0                         0
12818 SAPP UNIT #1                           0.0625                         0                         0                         0
12823 HILL UNIT #1                           0.0625                         0                         0                         0
12824 TONSING #4                            0.06875                 0.4160271                         0                         0
12839 REPUBLIC #17                           0.0625                 0.3087514                         0                         0
12848 REPUBLIC STEEL #20D                         0                         0                    0.2975                0.00109169
12849 REPUBLIC STEEL #21                          0                         0                    0.2975                0.00109169
13017 WASILCHAK UNIT #1                           0                    0.9064                         0                         0
13058 MCMENAMIN #1                             0.16                 0.3529747                         0                         0
13095 BROWN UNIT #1                            0.16                 0.3529747                         0                         0
13096 RAH UNIT #1                           0.12625                  0.374378                         0                         0
14009 WOODS D #1                                  0                   0.82032                         0                         0
14010 CALLAHAN # 1                                0                   0.14399                         0                         0
14011 KIRILA # 2                                  0                   0.11274                         0                         0
14014 BROCKLEHURST # 2                            0                   0.14203                         0                         0
14019 HOLBROOK-SOROS UNIT # 1                     0                   0.16817                         0                         0
14031 WOODS D #2                             0.0625                         0                         0                         0
14044 BENLISA #1                                  0                     0.875                         0                         0
14047 BOZZO #1                               0.0625                         0                         0                         0
14160 CARROLL J #2                           0.0625                  0.040625                         0                         0
14162 CROSS #2                               0.0625                         0                         0                         0
14175 KERINS #1                              0.0625                 0.1256256                         0                         0
14176 WOLF #1                                0.0625                         0                         0                         0
14179 SCHUSTER #1                            0.0625                         0                         0                         0
14180 LEALI BROTHERS UNIT #1                 0.0625                  0.019647                         0                         0


                                                                           25

(RESTUBBED TABLE)

11101 VARNER #1                             0.16                          0                             0 ATLAS ENERGY GROUP, INC.
11102 BAKER-BAKER #1                        0.16                          0                             0 ATLAS ENERGY GROUP, INC.
11104 JAMES #1                              0.16                          0                             0 ATLAS ENERGY GROUP, INC.
11107 ST WILLIAMS #1                        0.16                          0                             0 ATLAS ENERGY GROUP, INC.
11108 MONUS #2                              0.16                          0                             0 ATLAS ENERGY GROUP, INC.
11111 MACKEY NO 1                           0.16                          0                             0 ATLAS ENERGY GROUP, INC.
11113 ROYAL #1                              0.16                          0                             0 ATLAS ENERGY GROUP, INC.
11120 BAR-GOODMAN                           0.16                          0                             0 ATLAS ENERGY GROUP, INC.
11121 BURGOON UNIT #1                       0.16                          0                             0 ATLAS ENERGY GROUP, INC.
11122 ZAUGG #1                              0.16                          0                             0 ATLAS ENERGY GROUP, INC.
11123 COPPERWELD  #4                        0.16                          0                             0 ATLAS ENERGY GROUP, INC.
11127 KACHURIK #2                         0.5175                          0                           0.5 ATLAS ENERGY GROUP, INC.
11129 COLLIER #2                          0.5175                          0                           0.5 ATLAS ENERGY GROUP, INC.
11132 SHURTLEFF #1                          0.16                          0                             0 ATLAS ENERGY GROUP, INC.
11134 CLEMMENS #1                          0.875                          0                             1 ATLAS ENERGY GROUP, INC.
11136 TATE-ROOD #1                     0.2241036                          0                     0.0896552 ATLAS ENERGY GROUP, INC.
11139 CUPLER #1                          0.09375                          0                             0 ATLAS ENERGY GROUP, INC.
11140 CUPLER #2                          0.09375                          0                             0 ATLAS ENERGY GROUP, INC.
11141 GOODMAN-ROOD 1                       0.035                          0                             0 ATLAS ENERGY GROUP, INC.
11142 TRUMBULL COUNTY #5A                   0.16                          0                             0 ATLAS ENERGY GROUP, INC.
11144 YOUNT #1                              0.16                          0                             0 ATLAS ENERGY GROUP, INC.
11145 CFI #1                             0.27875                          0                             0 ATLAS ENERGY GROUP, INC.
11146 CFI #2                            0.219375                          0                             0 ATLAS ENERGY GROUP, INC.
11148 DABELKO UNIT #1                  0.1905183                          0                     0.0426829 ATLAS ENERGY GROUP, INC.
11149 TORI #1                           0.259667                          0                      0.139394 ATLAS ENERGY GROUP, INC.
11152 CAMBRIDGE FARMS #3                0.219375                          0                             0 ATLAS ENERGY GROUP, INC.
11153 ST WILLIAMS #2                        0.16                          0                             0 ATLAS ENERGY GROUP, INC.
11155 VARNER #2                          0.50625                          0                           0.5 ATLAS ENERGY GROUP, INC.
11157 CHAMPION MANOR #1 & #2                0.14                          0                          0.16 ATLAS ENERGY GROUP, INC.
11158 GRADISHAR-FEE #1                  0.103125                          0                          0.05 ATLAS ENERGY GROUP, INC.
11159 BUNCIC UNIT #1                   0.1098125                          0                        0.0375 ATLAS ENERGY GROUP, INC.
11160 NATELE #2                           0.0625                          0                             0 ATLAS ENERGY GROUP, INC.
11161 MCLEOD #1                           0.0625                          0                             0 ATLAS ENERGY GROUP, INC.
11162 COPPERWELD  #6                      0.0625                          0                             0 ATLAS ENERGY GROUP, INC.
11163 COPPERWELD  #5                   0.5052239                          0                     0.5448897 ATLAS ENERGY GROUP, INC.
11164 COPPERWELD  #7                    0.147988                          0                     0.1244454 ATLAS ENERGY GROUP, INC.
11165 COPPERWELD #10                    0.117125                          0                          0.08 ATLAS ENERGY GROUP, INC.
11166 COPPERWELD  #8                   0.0555561                          0                          0.04 ATLAS ENERGY GROUP, INC.
11167 COPPERWELD  #9                    0.117127                          0                          0.08 ATLAS ENERGY GROUP, INC.
11168 MONUS #3                         0.2197328                   0.020916                      0.180916 ATLAS ENERGY GROUP, INC.
11169 T.C.C. #6                        0.1395785                          0                        0.1375 ATLAS ENERGY GROUP, INC.
11170 T.C.C. #7                        0.2444508                          0                     0.2118135 ATLAS ENERGY GROUP, INC.
11172 BRAKOVICH # 1                     0.208001                          0                       0.24975 ATLAS ENERGY GROUP, INC.
11173 BRAINARD #4                       0.240625                          0                         0.275 ATLAS ENERGY GROUP, INC.
11174 COPPERWELD #12D                 0.10903306                 0.01012635                    0.12922635 ATLAS ENERGY GROUP, INC.
11175 BRAINARD #9                       0.240625                          0                         0.275 ATLAS ENERGY GROUP, INC.
12309 BUKOVITZ TR. 5-#1                0.2590625                          0                          0.27 ATLAS RESOURCES, INC.
12801 FOLK #1                           0.425785                          0                           0.5 ATLAS ENERGY GROUP, INC.
12802 CARVER-BASINAIS #2                 0.16391                          0                             0 ATLAS ENERGY GROUP, INC.
12803 GREER UNIT #1                       0.2172                          0                          0.08 ATLAS ENERGY GROUP, INC.
12804 MOORE-SIGWORTH #1                   0.5175                          0                           0.5 ATLAS ENERGY GROUP, INC.
12807 KLINE UNIT #2                        0.125                          0                             0 ATLAS ENERGY GROUP, INC.
12808 CROWDER #2                          0.0625                          0                             0 ATLAS ENERGY GROUP, INC.
12809 KONKLE SCOVERN UNIT #2           0.4579182                          0                     0.4866676 ATLAS ENERGY GROUP, INC.
12810 EVERETT #2                       0.3877741                          0                          0.39 ATLAS ENERGY GROUP, INC.
12811 ZINZ #2                          0.3964844                          0                        0.3875 ATLAS ENERGY GROUP, INC.
12812 TONSING #1                       0.4042968                          0                        0.3975 ATLAS ENERGY GROUP, INC.
12813 REPUBLIC #16                     0.2197328                   0.020916                      0.180916 ATLAS ENERGY GROUP, INC.
12814 REPUBLIC #19                      0.103125                          0                          0.05 ATLAS ENERGY GROUP, INC.
12817 STUHLMILLER #2                      0.0625                          0                             0 ATLAS ENERGY GROUP, INC.
12818 SAPP UNIT #1                        0.0625                          0                             0 ATLAS ENERGY GROUP, INC.
12823 HILL UNIT #1                        0.0625                          0                             0 ATLAS ENERGY GROUP, INC.
12824 TONSING #4                       0.4847771                          0                     0.4977788 ATLAS ENERGY GROUP, INC.
12839 REPUBLIC #17                     0.3712514                          0                     0.3800009 ATLAS ENERGY GROUP, INC.
12848 REPUBLIC STEEL #20D             0.29859169                 0.00124764                    0.34124764 ATLAS ENERGY GROUP, INC.
12849 REPUBLIC STEEL #21              0.29859169                 0.00124764                    0.34124764 ATLAS ENERGY GROUP, INC.
13017 WASILCHAK UNIT #1                   0.9064                          0                             1 ATLAS ENERGY GROUP, INC.
13058 MCMENAMIN #1                     0.5129747                          0                     0.4936709 ATLAS ENERGY GROUP, INC.
13095 BROWN UNIT #1                    0.5129747                          0                     0.4936709 ATLAS ENERGY GROUP, INC.
13096 RAH UNIT #1                       0.500628                          0                           0.5 ATLAS ENERGY GROUP, INC.
14009 WOODS D #1                         0.82032                          0                             1 ATLAS RESOURCES, INC.
14010 CALLAHAN # 1                       0.14399                          0                             0 ATLAS RESOURCES, INC.
14011 KIRILA # 2                         0.11274                          0                             0 ATLAS RESOURCES, INC.
14014 BROCKLEHURST # 2                   0.14203                          0                             0 ATLAS RESOURCES, INC.
14019 HOLBROOK-SOROS UNIT # 1            0.16817                          0                             0 ATLAS RESOURCES, INC.
14031 WOODS D #2                          0.0625                          0                             0 ATLAS RESOURCES, INC.
14044 BENLISA #1                           0.875                          0                             1 ATLAS RESOURCES, INC.
14047 BOZZO #1                            0.0625                          0                             0 ATLAS RESOURCES, INC.
14160 CARROLL J #2                      0.103125                          0                          0.05 ATLAS RESOURCES, INC.
14162 CROSS #2                            0.0625                          0                             0 ATLAS RESOURCES, INC.
14175 KERINS #1                        0.1881256                          0                          0.16 ATLAS RESOURCES, INC.
14176 WOLF #1                             0.0625                          0                             0 ATLAS RESOURCES, INC.
14179 SCHUSTER #1                         0.0625                          0                             0 ATLAS RESOURCES, INC.
14180 LEALI BROTHERS UNIT #1            0.082147                          0                         0.025 ATLAS RESOURCES, INC.

(RESTUBBED TABLE)

11101 VARNER #1                                                                          0                  0 OH           TRUMBU
11102 BAKER-BAKER #1                                                                     0                  0 OH           TRUMBU
11104 JAMES #1                                                                           0                  0 OH           TRUMBU
11107 ST WILLIAMS #1                                                                     0                  0 OH           TRUMBU
11108 MONUS #2                                                                           0                  0 OH           TRUMBU
11111 MACKEY NO 1                                                                        0                  0 OH           TRUMBU
11113 ROYAL #1                                                                           0                  0 OH           TRUMBU
11120 BAR-GOODMAN                                                                        0                  0 OH           TRUMBU
11121 BURGOON UNIT #1                                                                    0                  0 OH           TRUMBU
11122 ZAUGG #1                                                                           0                  0 OH           TRUMBU
11123 COPPERWELD  #4                                                                     0                  0 OH           TRUMBU
11127 KACHURIK #2                                                                        0                  0
11129 COLLIER #2                                                                         0                  0 OH           TRUMBU
11132 SHURTLEFF #1                                                                       0                  0 OH           TRUMBU
11134 CLEMMENS #1                                                                        0                  0 OH           TRUMBU
11136 TATE-ROOD #1                                                                       0                  0 OH           TRUMBU
11139 CUPLER #1                                                                          0                  0 OH           TRUMBU
11140 CUPLER #2                                                                          0                  0 OH           TRUMBU
11141 GOODMAN-ROOD 1                                                                     0                  0 OH           TRUMBU
11142 TRUMBULL COUNTY #5A                                                                0                  0 OH           TRUMBU
11144 YOUNT #1                                                                           0                  0 OH           TRUMBU
11145 CFI #1                                                                             0                  0 OH           TRUMBU
11146 CFI #2                                                                             0                  0 OH           TRUMBU
11148 DABELKO UNIT #1                                                                    0                  0 OH           TRUMBU
11149 TORI #1                                                                            0                  0 OH           TRUMBU
11152 CAMBRIDGE FARMS #3                                                                 0                  0 OH           TRUMBU
11153 ST WILLIAMS #2                                                                     0                  0 OH           TRUMBU
11155 VARNER #2                                                                          0                  0 OH           TRUMBU
11157 CHAMPION MANOR #1 & #2                                                             0                  0 OH           TRUMBU
11158 GRADISHAR-FEE #1                                                                   0                  0 OH           TRUMBU
11159 BUNCIC UNIT #1                                                                     0                  0 OH           TRUMBU
11160 NATELE #2                                                                          0                  0 OH           TRUMBU
11161 MCLEOD #1                                                                          0                  0 OH           TRUMBU
11162 COPPERWELD  #6                                                                     0                  0 OH           TRUMBU
11163 COPPERWELD  #5                                                                     0                  0 OH           TRUMBU
11164 COPPERWELD  #7                                                                     0                  0 OH           TRUMBU
11165 COPPERWELD #10                      ATLAS LP #1 - 1985                           0.4                0.5 OH           TRUMBU
11166 COPPERWELD  #8                      ATLAS LP #1 - 1985                     0.1934256               0.25 OH           TRUMBU
11167 COPPERWELD  #9                      ATLAS LP #1 - 1985                     0.4000125                0.5 OH           TRUMBU
11168 MONUS #3                            ATLAS ENERGY PARTNERS LP-1986                0.4                0.5 OH           TRUMBU
11169 T.C.C. #6                           ATLAS ENERGY PARTNERS LP-1991            0.21875               0.25 OH           TRUMBU
11170 T.C.C. #7                           ATLAS ENERGY PARTNERS LP-1988                0.4                0.5 OH           TRUMBU
11172 BRAKOVICH # 1                       ATLAS ENERGY PARTNERS LP-1990          0.3689468              0.443 OH           TRUMBU
11173 BRAINARD #4                         ATLAS ENERGY PARTNERS LP-1991             0.4375                0.5 OH           TRUMBU
11174 COPPERWELD #12D                     ATLAS ENERGY NINETIES - 11              0.149343              0.177 OH           TRUMBU
11175 BRAINARD #9                         ATLAS ENERGY PARTNERS LP-1991             0.4375                0.5 OH           TRUMBU
12309 BUKOVITZ TR. 5-#1                   ATLAS AMERICA SERIES 20 LTD              0.84375                  1 PA           FAYETT
12801 FOLK #1                                                                            0                  0 OH           PORTAG
12802 CARVER-BASINAIS #2                                                                 0                  0 OH           PORTAG
12803 GREER UNIT #1                                                                      0                  0 OH           PORTAG
12804 MOORE-SIGWORTH #1                                                                  0                  0 OH           PORTAG
12807 KLINE UNIT #2                                                                      0                  0 OH           PORTAG
12808 CROWDER #2                                                                         0                  0 OH           PORTAG
12809 KONKLE SCOVERN UNIT #2                                                             0                  0 OH           PORTAG
12810 EVERETT #2                                                                         0                  0 OH           PORTAG
12811 ZINZ #2                                                                            0                  0 OH           PORTAG
12812 TONSING #1                                                                         0                  0 OH           PORTAG
12813 REPUBLIC #16                        ATLAS ENERGY PARTNERS LP-1986                0.4                0.5 OH           TRUMBU
12814 REPUBLIC #19                                                                       0                  0 OH           TRUMBU
12817 STUHLMILLER #2                                                                     0                  0 OH           PORTAG
12818 SAPP UNIT #1                                                                       0                  0 OH           PORTAG
12823 HILL UNIT #1                                                                       0                  0 OH           PORTAG
12824 TONSING #4                                                                         0                  0 OH           PORTAG
12839 REPUBLIC #17                                                                       0                  0 OH           TRUMBU
12848 REPUBLIC STEEL #20D                 ATLAS AMERICA SERIES 21-B                  0.875                  1 OH           TRUMBU
12849 REPUBLIC STEEL #21                  ATLAS AMERICA SERIES 21-B                  0.875                  1 OH           TRUMBU
13017 WASILCHAK UNIT #1                                                                  0                  0 OH           TRUMBU
13058 MCMENAMIN #1                                                                       0                  0
13095 BROWN UNIT #1                                                                      0                  0 OH           TRUMBU
13096 RAH UNIT #1                                                                        0                  0
14009 WOODS D #1                                                                         0                  0 PA           MERCER
14010 CALLAHAN # 1                                                                       0                  0 PA           MERCER
14011 KIRILA # 2                                                                         0                  0
14014 BROCKLEHURST # 2                                                                   0                  0
14019 HOLBROOK-SOROS UNIT # 1                                                            0                  0
14031 WOODS D #2                                                                         0                  0 PA           MERCER
14044 BENLISA #1                                                                         0                  0 PA           CRAWFO
14047 BOZZO #1                                                                           0                  0 PA           MERCER
14160 CARROLL J #2                                                                       0                  0 PA           MERCER
14162 CROSS #2                                                                           0                  0 PA           MERCER
14175 KERINS #1                                                                          0                  0 PA           MERCER
14176 WOLF #1                                                                            0                  0 PA           MERCER
14179 SCHUSTER #1                                                                        0                  0 PA           MERCER
14180 LEALI BROTHERS UNIT #1                                                             0                  0 PA           MERCER


14181 KAIKIS # 1                             0.0625                  0.039258                         0                         0
14182 YOUNG ERB #1                           0.0625                         0                         0                         0
14183 KERINS #2                              0.0625                         0                         0                         0
14184 WOGE-WILSON #1                         0.0625                         0                         0                         0
14185 CHRISTY # 1                            0.0625                         0                         0                         0
14186 LEALI BROTHERS UNIT #2                 0.0625                         0                         0                         0
14187 RADKOWSKI # 1                          0.0625                 0.1805555                         0                         0
14192 CLARKE # 1                             0.0625                 0.1586023                         0                         0
14193 FIVE BROTHERS #1                       0.0625                 0.1256256                         0                         0
14194 LEALI # 4                              0.0625                 0.1274992                         0                         0
14195 PETERSON #1                            0.0625                 0.1586023                         0                         0
14196 SPANGLER #1                            0.0625                 0.1586023                         0                         0
14198 CLARKE # 2                             0.0625                 0.1256256                         0                         0
14199 CLARKE # 3                             0.0625                 0.1586023                         0                         0
15024 ZIMMET EVANS #2                        0.0925                         0                         0                         0
15029 SEREDAY UNIT #1                        0.0625                  0.040625                         0                         0
15050 SMELKO #1                                   0                      0.14                         0                         0
15053 SALOOM UNIT #1                         0.0925                         0                         0                         0
15056 WOLFORD STEFAN #1                           0                     0.875                         0                         0
15058 CARUSO #1                                   0                     0.875                         0                         0
15062 ANDERSON UNIT # 1                    0.109375                  0.459375                         0                         0
15063 MCCRACKEN UNIT # 1                     0.0625                         0                         0                         0
15065 THOMPSON UNIT #1                       0.0625                         0                         0                         0
15067 KNIGHT UNIT #1                         0.0625                  0.040625                         0                         0
15069 WINCH-KING #2                            0.08                   0.19875                         0                         0
15070 FILLWOCK UNIT #1                       0.0625                  0.040625                         0                         0
15075 J & L STEEL #1                        0.07625                         0                         0                         0
15077 ZRELIAK #1                             0.0625                         0                         0                         0
15078 FUSSELMAN UNIT #1                     0.10321                         0                         0                         0
15080 ECHOLS UNIT #1                         0.0625                         0                         0                         0
15082 BARRETT UNIT #1                        0.0625                         0                         0                         0
15083 J & L STEEL #5                        0.04625                 0.0398125                         0                         0
15084 ATLAS # 3                            0.176065                  0.040625                         0                         0
15086 VLAD #1                                0.0625                  0.040625                         0                         0
15089 J & L STEEL #2A                       0.07625                         0                         0                         0
15090 BECKLEY #1                             0.0925                         0                         0                         0
15091 ATLAS # 1                                0.08                 0.3271625                         0                         0
15093 DETELICH #1                            0.0625                  0.040625                         0                         0
15094 BUNTING UNIT #1                        0.0625                  0.040625                         0                         0
15095 A & S #1                                 0.08                    0.2067                         0                         0
15097 VOGEL #1                               0.0625                  0.040625                         0                         0
15099 DETELICH #2                            0.0625                         0                         0                         0
15101 ATLAS # 2                               0.125                   0.21875                         0                         0
15103 HOFFMAN UNIT #1                        0.0625                         0                         0                         0
15104 CROSS-BOOR UNIT #1                     0.0625                         0                         0                         0
15108 MINES #5                                0.075                     0.064                     0.064                 0.0167328
15109 JOHNSON UNIT #3                         0.075                     0.064                     0.064                 0.0167328
15110 DAYNER #1                               0.075                     0.064                     0.064                 0.0167328
15110 DAYNER #1                               0.075                     0.064                     0.064                 0.0167328
15116 BROWN POPULAR HOMES #2                0.03125                         0                0.26578125                         0
15117 STRIMBU #1                                  0                         0                 0.1313873                0.00033631
15118 FERRERA #1                         0.01324469                         0                0.12933437                         0
15119 ORGAN #1                           0.01324469                         0                0.12933437                         0
15120 MEARS UNIT #1, FRANK                  0.03125                         0                0.26578125                         0
15121 VRANKOVICH #1 (D & L)              0.01324469                         0                0.12933437                         0
15122 PATRICK #1                         0.01986703                         0                0.19400156                         0
15123 REITER UNIT #1                              0                         0                 0.1229107                         0
15124 COOMBS # 1 (D & L ENG)             0.01986703                         0                0.19400156                         0
15125 WHARTON # 1                           0.03125                         0                  0.219375                         0
15126 DOBBINS # 4                           0.03125                         0                  0.219375                         0
15127 ZALEHA # 1                            0.03125                         0                0.22097813                         0
15128 DUBYAK # 1(D&L)                             0                         0                0.12291012                         0
15129 MURPHY # 1 (D & L)                 0.01308844                         0                0.11766505                         0
15130 WHARTON # 2                           0.03125                         0                  0.219375                         0
15131 WARD # 1 (TRIAD OPERATED)            0.019043                         0                0.17119628                         0
15132 TORPY # 1(TRIAD)                            0                         0                0.17756836                         0
15133 FARNESE # 1 (TRIAD)                         0                         0                0.17671875                         0
15134 CITY OF WARREN #1 (JOHN ROSS)        0.013959                         0                         0                         0
15135 WASSON #1 (PETROX, INC.)              0.03125                         0                         0                         0
16133 ROSENSTEEL #5 (USEE)                        0                         0                0.20250045                         0
16153 HENDERSON #3 (USEE)                         0                         0                0.20250045                         0
16155 G. COUCH #5 (USEE)                          0                         0                0.20250045                         0
16158 POMFRET #1 (USEE)                           0                         0                0.20250045                         0
16159 CWYNAR #2 (EVERFLOW)                  0.01448                         0                         0                         0
16160 CWYNAR #1 (EVERFLOW)                  0.02334                         0                         0                         0
16161 OHIO REALTY UNIT #1 (EVERFLOW)        0.00341                         0                         0                         0
16165 WHITE, P.#4 (US ENERGY)                     0                         0                0.20250045                         0
16166 CANTERBURY #34 (US ENERGY)                  0                         0                0.20250045                         0
16167 CREWE #5 (USEE)                             0                         0                0.20250045                         0
16170 TEMPLETON #1 (PORTAGE RES.)             0.004                         0                         0                         0
16171 BAFIK #2 (US ENERGY)                        0                         0                0.20250045                         0
16172 GRUSKIEWICH #1 (ASSET RES.)           0.03125                         0                         0                         0
16174 FILIPPINI #2 (US ENERGY)                    0                         0                0.20376601                0.00007895
16174 FILIPPINI #2 (US ENERGY)                    0                         0                0.20376601                0.00007895


                                                                          26

(RESTUBBED TABLE)


14181 KAIKIS # 1                         0.101758                          0                      0.05 ATLAS RESOURCES, INC.
14182 YOUNG ERB #1                         0.0625                          0                         0 ATLAS RESOURCES, INC.
14183 KERINS #2                            0.0625                          0                         0 ATLAS RESOURCES, INC.
14184 WOGE-WILSON #1                       0.0625                          0                         0 ATLAS RESOURCES, INC.
14185 CHRISTY # 1                          0.0625                          0                         0 ATLAS RESOURCES, INC.
14186 LEALI BROTHERS UNIT #2               0.0625                          0                         0 ATLAS RESOURCES, INC.
14187 RADKOWSKI # 1                     0.2430555                          0                 0.2222222 ATLAS RESOURCES, INC.
14192 CLARKE # 1                        0.2211023                          0                     0.202 ATLAS RESOURCES, INC.
14193 FIVE BROTHERS #1                  0.1881256                          0                      0.16 ATLAS RESOURCES, INC.
14194 LEALI # 4                         0.1899992                          0                      0.16 ATLAS RESOURCES, INC.
14195 PETERSON #1                       0.2211023                          0                     0.202 ATLAS RESOURCES, INC.
14196 SPANGLER #1                       0.2211023                          0                     0.202 ATLAS RESOURCES, INC.
14198 CLARKE # 2                        0.1881256                          0                      0.16 ATLAS RESOURCES, INC.
14199 CLARKE # 3                        0.2211023                          0                     0.202 ATLAS RESOURCES, INC.
15024 ZIMMET EVANS #2                      0.0925                          0                         0 ATLAS ENERGY GROUP, INC.
15029 SEREDAY UNIT #1                    0.103125                          0                      0.05 ATLAS ENERGY GROUP, INC.
15050 SMELKO #1                              0.14                          0                      0.16 ATLAS ENERGY GROUP, INC.
15053 SALOOM UNIT #1                       0.0925                          0                         0 ATLAS ENERGY GROUP, INC.
15056 WOLFORD STEFAN #1                     0.875                          0                         1 ATLAS ENERGY GROUP, INC.
15058 CARUSO #1                             0.875                          0                         1 ATLAS ENERGY GROUP, INC.
15062 ANDERSON UNIT # 1                   0.56875                          0                       0.6 ATLAS ENERGY GROUP, INC.
15063 MCCRACKEN UNIT # 1                   0.0625                          0                         0 ATLAS ENERGY GROUP, INC.
15065 THOMPSON UNIT #1                     0.0625                          0                         0 ATLAS ENERGY GROUP, INC.
15067 KNIGHT UNIT #1                     0.103125                          0                      0.05 ATLAS ENERGY GROUP, INC.
15069 WINCH-KING #2                       0.27875                          0                      0.25 ATLAS ENERGY GROUP, INC.
15070 FILLWOCK UNIT #1                   0.103125                          0                      0.05 ATLAS ENERGY GROUP, INC.
15075 J & L STEEL #1                      0.07625                          0                         0 ATLAS ENERGY GROUP, INC.
15077 ZRELIAK #1                           0.0625                          0                         0 ATLAS ENERGY GROUP, INC.
15078 FUSSELMAN UNIT #1                   0.10321                          0                         0 ATLAS ENERGY GROUP, INC.
15080 ECHOLS UNIT #1                       0.0625                          0                         0 ATLAS ENERGY GROUP, INC.
15082 BARRETT UNIT #1                      0.0625                          0                         0 ATLAS ENERGY GROUP, INC.
15083 J & L STEEL #5                    0.0860625                          0                      0.05 ATLAS ENERGY GROUP, INC.
15084 ATLAS # 3                           0.21669                          0                      0.05 ATLAS ENERGY GROUP, INC.
15086 VLAD #1                            0.103125                          0                      0.05 ATLAS ENERGY GROUP, INC.
15089 J & L STEEL #2A                     0.07625                          0                         0 ATLAS ENERGY GROUP, INC.
15090 BECKLEY #1                           0.0925                          0                         0 ATLAS ENERGY GROUP, INC.
15091 ATLAS # 1                         0.4071625                          0                    0.2875 ATLAS ENERGY GROUP, INC.
15093 DETELICH #1                        0.103125                          0                      0.05 ATLAS ENERGY GROUP, INC.
15094 BUNTING UNIT #1                    0.103125                          0                      0.05 ATLAS ENERGY GROUP, INC.
15095 A & S #1                             0.2867                          0                      0.26 ATLAS ENERGY GROUP, INC.
15097 VOGEL #1                           0.103125                          0                      0.05 ATLAS ENERGY GROUP, INC.
15099 DETELICH #2                          0.0625                          0                         0 ATLAS ENERGY GROUP, INC.
15101 ATLAS # 2                           0.34375                          0                      0.25 ATLAS ENERGY GROUP, INC.
15103 HOFFMAN UNIT #1                      0.0625                          0                         0 ATLAS ENERGY GROUP, INC.
15104 CROSS-BOOR UNIT #1                   0.0625                          0                         0 ATLAS ENERGY GROUP, INC.
15108 MINES #5                          0.2197328                   0.020916                  0.180916 ATLAS ENERGY GROUP, INC.
15109 JOHNSON UNIT #3                   0.2197328                   0.020916                  0.180916 ATLAS ENERGY GROUP, INC.
15110 DAYNER #1                         0.2197328                   0.020916                  0.180916 ATLAS ENERGY GROUP, INC.
15110 DAYNER #1                         0.2197328                   0.020916                  0.180916 ATLAS ENERGY GROUP, INC.
15116 BROWN POPULAR HOMES #2           0.29703125                          0                     0.315 ATLAS ENERGY GROUP, INC.
15117 STRIMBU #1                       0.13172361                  0.0007935                 0.3107935 ATLAS ENERGY GROUP, INC.
15118 FERRERA #1                       0.14257906                          0                     0.315 ATLAS ENERGY GROUP, INC.
15119 ORGAN #1                         0.14257906                          0                     0.315 ATLAS ENERGY GROUP, INC.
15120 MEARS UNIT #1, FRANK             0.29703125                          0                     0.315 ATLAS ENERGY GROUP, INC.
15121 VRANKOVICH #1 (D & L)            0.14257906                          0                     0.315 ATLAS ENERGY GROUP, INC.
15122 PATRICK #1                       0.21386859                          0                     0.315 ATLAS ENERGY GROUP, INC.
15123 REITER UNIT #1                    0.1229107                          0                      0.29 ATLAS ENERGY GROUP, INC.
15124 COOMBS # 1 (D & L ENG)           0.21386859                          0                     0.315 ATLAS ENERGY GROUP, INC.
15125 WHARTON # 1                        0.250625                          0                      0.27 ATLAS ENERGY GROUP, INC.
15126 DOBBINS # 4                        0.250625                          0                      0.27 ATLAS ENERGY GROUP, INC.
15127 ZALEHA # 1                       0.25222813                          0                      0.27 ATLAS ENERGY GROUP, INC.
15128 DUBYAK # 1(D&L)                  0.12291012                          0                      0.29 ATLAS ENERGY GROUP, INC.
15129 MURPHY # 1 (D & L)               0.13075349                          0                      0.29 ATLAS ENERGY GROUP, INC.
15130 WHARTON # 2                        0.250625                          0                      0.27 ATLAS ENERGY GROUP, INC.
15131 WARD # 1 (TRIAD OPERATED)        0.19023928                          0                      0.29 ATLAS ENERGY GROUP, INC.
15132 TORPY # 1(TRIAD)                 0.17756836                          0                      0.29 ATLAS ENERGY GROUP, INC.
15133 FARNESE # 1 (TRIAD)              0.17671875                          0                      0.29 ATLAS ENERGY GROUP, INC.
15134 CITY OF WARREN #1 (JOHN ROSS)      0.013959                          0                         1 ATLAS ENERGY GROUP, INC.
15135 WASSON #1 (PETROX, INC.)            0.03125                          0                         1 ATLAS ENERGY GROUP, INC.
16133 ROSENSTEEL #5 (USEE)             0.20250045                          0                0.32000097 ATLAS RESOURCES, INC.
16153 HENDERSON #3 (USEE)              0.20250045                          0                0.32000097 ATLAS RESOURCES, INC.
16155 G. COUCH #5 (USEE)               0.20250045                          0                0.32000097 ATLAS RESOURCES, INC.
16158 POMFRET #1 (USEE)                0.20250045                          0                0.32000097 ATLAS RESOURCES, INC.
16159 CWYNAR #2 (EVERFLOW)                0.01448                          0                         1 ATLAS ENERGY GROUP, INC.
16160 CWYNAR #1 (EVERFLOW)                0.02334                          0                         1 ATLAS ENERGY GROUP, INC.
16161 OHIO REALTY UNIT #1 (EVERFLOW)      0.00341                          0                         1 ATLAS ENERGY GROUP, INC.
16165 WHITE, P.#4 (US ENERGY)          0.20250045                          0                0.32000097 ATLAS RESOURCES, INC.
16166 CANTERBURY #34 (US ENERGY)       0.20250045                          0                0.32000097 ATLAS RESOURCES, INC.
16167 CREWE #5 (USEE)                  0.20250045                          0                0.32000097 ATLAS RESOURCES, INC.
16170 TEMPLETON #1 (PORTAGE RES.)           0.004                          0                         1 ATLAS ENERGY GROUP, INC.
16171 BAFIK #2 (US ENERGY)             0.20250045                          0                0.32000097 ATLAS RESOURCES, INC.
16172 GRUSKIEWICH #1 (ASSET RES.)         0.03125                          0                         1 ATLAS ENERGY GROUP, INC.
16174 FILIPPINI #2 (US ENERGY)         0.20384496                 0.00012476                0.32212563 ATLAS RESOURCES, INC.
16174 FILIPPINI #2 (US ENERGY)         0.20384496                 0.00012476                0.32212563 ATLAS RESOURCES, INC.

(RESTUBBED TABLE)


14181 KAIKIS # 1                                                                           0                 0 PA           MERCER
14182 YOUNG ERB #1                                                                         0                 0 PA           MERCER
14183 KERINS #2                                                                            0                 0 PA           MERCER
14184 WOGE-WILSON #1                                                                       0                 0 PA           MERCER
14185 CHRISTY # 1                                                                          0                 0 PA           MERCER
14186 LEALI BROTHERS UNIT #2                                                               0                 0 PA           MERCER
14187 RADKOWSKI # 1                                                                        0                 0 PA           MERCER
14192 CLARKE # 1                                                                           0                 0 PA           MERCER
14193 FIVE BROTHERS #1                                                                     0                 0 PA           MERCER
14194 LEALI # 4                                                                            0                 0 PA           MERCER
14195 PETERSON #1                                                                          0                 0 PA           MERCER
14196 SPANGLER #1                                                                          0                 0 PA           MERCER
14198 CLARKE # 2                                                                           0                 0 PA           MERCER
14199 CLARKE # 3                                                                           0                 0 PA           MERCER
15024 ZIMMET EVANS #2                                                                      0                 0
15029 SEREDAY UNIT #1                                                                      0                 0 OH           TRUMBU
15050 SMELKO #1                                                                            0                 0 OH           TRUMBU
15053 SALOOM UNIT #1                                                                       0                 0 OH           TRUMBU
15056 WOLFORD STEFAN #1                                                                    0                 0
15058 CARUSO #1                                                                            0                 0
15062 ANDERSON UNIT # 1                                                                    0                 0 OH           TRUMBU
15063 MCCRACKEN UNIT # 1                                                                   0                 0 OH           TRUMBU
15065 THOMPSON UNIT #1                                                                     0                 0
15067 KNIGHT UNIT #1                                                                       0                 0 OH           TRUMBU
15069 WINCH-KING #2                                                                        0                 0 OH           TRUMBU
15070 FILLWOCK UNIT #1                                                                     0                 0 OH           TRUMBU
15075 J & L STEEL #1                                                                       0                 0
15077 ZRELIAK #1                                                                           0                 0 OH           TRUMBU
15078 FUSSELMAN UNIT #1                                                                    0                 0 OH           TRUMBU
15080 ECHOLS UNIT #1                                                                       0                 0 OH           TRUMBU
15082 BARRETT UNIT #1                                                                      0                 0 OH           TRUMBU
15083 J & L STEEL #5                                                                       0                 0
15084 ATLAS # 3                                                                            0                 0 OH           TRUMBU
15086 VLAD #1                                                                              0                 0 OH           TRUMBU
15089 J & L STEEL #2A                                                                      0                 0
15090 BECKLEY #1                                                                           0                 0
15091 ATLAS # 1                                                                            0                 0 OH           TRUMBU
15093 DETELICH #1                                                                          0                 0 OH           TRUMBU
15094 BUNTING UNIT #1                                                                      0                 0 OH           TRUMBU
15095 A & S #1                                                                             0                 0 OH           TRUMBU
15097 VOGEL #1                                                                             0                 0
15099 DETELICH #2                                                                          0                 0 OH           TRUMBU
15101 ATLAS # 2                                                                            0                 0 OH           TRUMBU
15103 HOFFMAN UNIT #1                                                                      0                 0 OH           TRUMBU
15104 CROSS-BOOR UNIT #1                                                                   0                 0 OH           TRUMBU
15108 MINES #5                           ATLAS ENERGY PARTNERS LP-1986                   0.4               0.5 OH           TRUMBU
15109 JOHNSON UNIT #3                    ATLAS ENERGY PARTNERS LP-1986                   0.4               0.5 OH           TRUMBU
15110 DAYNER #1                          ATLAS ENERGY GROUP, INC.                      0.139              0.08 OH           TRUMBU
15110 DAYNER #1                          ATLAS ENERGY PARTNERS LP-1986                   0.4               0.5
15116 BROWN POPULAR HOMES #2             ATLAS ENERGY NINETIES - 19                  0.84375                 1 OH           TRUMBU
15117 STRIMBU #1                         ATLAS ENERGY - PUBLIC #7                    0.42383                 1 OH           TRUMBU
15118 FERRERA #1                         ATLAS ENERGY NINETIES - 19               0.41058531                 1 OH           TRUMBU
15119 ORGAN #1                           ATLAS ENERGY NINETIES - 19               0.41058531                 1 OH           TRUMBU
15120 MEARS UNIT #1, FRANK               ATLAS ENERGY NINETIES - 19                  0.84375                 1 OH           TUSCAR
15121 VRANKOVICH #1 (D & L)              ATLAS ENERGY NINETIES - 19               0.41058531                 1 OH           TRUMBU
15122 PATRICK #1                         ATLAS ENERGY NINETIES - 19               0.61587797                 1 OH           TRUMBU
15123 REITER UNIT #1                     ATLAS ENERGY PUBLIC #8                      0.42383                 1 OH           TRUMBU
15124 COOMBS # 1 (D & L ENG)             ATLAS ENERGY NINETIES - 19               0.61587797                 1 OH           TRUMBU
15125 WHARTON # 1                        ATLAS AMERICA SERIES 20 LTD                  0.8125                 1 OH           WASHIN
15126 DOBBINS # 4                        ATLAS AMERICA SERIES 20 LTD                  0.8125                 1 OH           WASHIN
15127 ZALEHA # 1                         ATLAS AMERICA SERIES 20 LTD               0.8184375                 1 OH           WASHIN
15128 DUBYAK # 1(D&L)                    ATLAS AMERICA PUBLIC 9 LTD                 0.423828                 1 PA           MERCER
15129 MURPHY # 1 (D & L)                 ATLAS AMERICA PUBLIC 9 LTD               0.40574156                 1 OH           TRUMBU
15130 WHARTON # 2                        ATLAS AMERICA SERIES 20 LTD                  0.8125                 1 OH           WASHIN
15131 WARD # 1 (TRIAD OPERATED)          ATLAS AMERICA PUBLIC 9 LTD                 0.590332                 1 OH           WASHIN
15132 TORPY # 1(TRIAD)                   ATLAS AMERICA PUBLIC 9 LTD               0.61230469                 1 OH           NOBLE
15133 FARNESE # 1 (TRIAD)                ATLAS AMERICA PUBLIC 9 LTD                 0.609375                 1 OH           NOBLE
15134 CITY OF WARREN #1 (JOHN ROSS)                                                        0                 0
15135 WASSON #1 (PETROX, INC.)                                                             0                 0
16133 ROSENSTEEL #5 (USEE)               ATLAS AMERICA PUBLIC 10 LTD                0.632812                 1
16153 HENDERSON #3 (USEE)                ATLAS AMERICA PUBLIC 10 LTD                0.632812                 1
16155 G. COUCH #5 (USEE)                 ATLAS AMERICA PUBLIC 10 LTD                0.632812                 1
16158 POMFRET #1 (USEE)                  ATLAS AMERICA PUBLIC 10 LTD                0.632812                 1 PA           ARMSTR
16159 CWYNAR #2 (EVERFLOW)                                                                 0                 0 OH
16160 CWYNAR #1 (EVERFLOW)                                                                 0                 0 OH
16161 OHIO REALTY UNIT #1 (EVERFLOW)                                                       0                 0 OH           TRUMBU
16165 WHITE, P.#4 (US ENERGY)            ATLAS AMERICA PUBLIC 10 LTD                0.632812                 1 PA           ARMSTR
16166 CANTERBURY #34 (US ENERGY)         ATLAS AMERICA PUBLIC 10 LTD                0.632812                 1 PA           ARMSTR
16167 CREWE #5 (USEE)                    ATLAS AMERICA PUBLIC 10 LTD                0.632812                 1 PA           ARMSTR
16170 TEMPLETON #1 (PORTAGE RES.)                                                          0                 0
16171 BAFIK #2 (US ENERGY)               ATLAS AMERICA PUBLIC 10 LTD                0.632812                 1 PA           ARMSTR
16172 GRUSKIEWICH #1 (ASSET RES.)                                                          0                 0 OH           ASHTAB
16174 FILIPPINI #2 (US ENERGY)           ATLAS AMERICA SERIES 21-B                  0.063281               0.1 PA           ARMSTR
16174 FILIPPINI #2 (US ENERGY)           ATLAS AMERICA PUBLIC 10 LTD                0.569531               0.9

16175 MUSSER #1 (US ENERGY)                       0                         0                0.20376601                0.00007895
16175 MUSSER #1 (US ENERGY)                       0                         0                0.20376601                0.00007895
16176 REPUBLIC STEEL 1-5 (CHAMPION)      0.00014373                         0                         0                         0
16179 BROWN, MELVIN #1 (GREAT LAKES)      0.0033728                         0                         0                         0
16180 RMI #5 (GREAT LAKES)                 0.001703                         0                         0                         0
16181 STADTFELD #1 (D&L)                          0                         0                0.14410152                0.00052878
16182 OLLILA #1 (D&L)                             0                         0                0.14339627                         0
16185 CANTERBURY #31 (US ENERGY)                  0                         0                0.20250045                         0
16186 BERNABO #1 (US ENERGY)                      0                         0                0.20250045                         0
16189 BUDAY #1                                    0                         0                0.28000085                         0
16193 BIDDLE #3                                   0                         0                0.28000085                         0
16195 CANTERBURY #30 (US ENERGY)                  0                         0                0.21515608                0.00078952
16197 SCHNEIDER #1 (KLEESE DEV.)            0.03125                         0                         0                         0
16198 FENNEL #1 (D&L)                             0                         0                0.14410152                0.00052878
16199 MILLER #1 (D&L)                             0                         0                0.14410152                0.00052878
16200 WATTS 1000 L-1(EAST.AMER.ENG.)     0.01318359                         0                0.12873779                0.00050176
16201 SAVANICK #1                                 0                         0                0.28000085                         0
16204 MCCRACKEN, PEARL #1(EAST.AM)          0.03125                         0                         0                         0
16205 CREWE #1 (US ENERGY)                        0                         0                0.21515625                0.00078952
16210 RIFFLE #3                                   0                         0                0.28000085                         0
16217 SHENKER #1 (D&L)                            0                         0                0.14339627                         0
16218 PUND #2 (TRIAD)                             0                         0                0.23366329                         0
16220 MALLICK #1                                  0                         0                         0                         0
16221 GROVE-BALLARD #2                            0                         0                0.19600059                         0
16222 GROVE-BALLARD #1                            0                         0                0.19600059                         0
16223 MCCRACKEN, PEARL T. #8                      0                    0.0313                         0                         0
16224 COUCH, G #3  (US ENERGY)                    0                         0                0.21515608                0.00078952
16225 STURIALE #1 (US ENERGY)                     0                         0                0.21515608                0.00078952
16226 RADU (MASH INVESTMENT CO.)           0.015625                         0                         0                         0
16227 KLINE-BOOTH UNIT #1                   0.03125                         0                         0                         0
16228 CHESNOKA, MICHAEL #2                  0.03125                         0                         0                         0
16229 CHESNOKA, MICHAEL #1                  0.03125                         0                         0                         0
16230 MCCRACKEN, PEARL T. #7                0.03125                         0                         0                         0
16231 NORTHWOOD UNIT #1 (EVERFLOW)          0.00434                         0                         0                         0
16232 W.C.I.I. (EVERFLOW EASTERN)           0.01644                         0                         0                         0
16233 MCCRACKEN, PEARL T. #4                0.03125                         0                         0                         0
16239 L-11 ATLAS HENDERSHOT                0.021225                         0                         0                         0
16240 TAYLOR TRUSTEE #3                   0.0205745                         0                         0                         0
16241 BAUMGARTNER #1                       0.009219                         0                         0                         0
16242 JOHNSON, B. #1                       0.011457                         0                         0                         0
16243 SCIRANKO #1                          0.012875                         0                         0                         0
16244 TAYLOR TRUSTEE #2                   0.0205745                         0                         0                         0
16245 HENDERSHOT #1                         0.03125                         0                         0                         0
16246 RAYLE COAL #1 (TRIAD)                       0                         0                0.23366329                         0
16247 DERACZUNAS #1 (ASSET RES.)            0.03125                         0                         0                         0
16248 HOLESKO #5 (SUMMIT PETROLEUM)            0.01                         0                         0                         0
16249 CADLE #2 (SUMMIT PETROLEUM)          0.007575                         0                         0                         0
16250 HOLESKO #4 (SUMMIT PETROLEUM)            0.01                         0                         0                         0
16251 HOLESKO #2 (SUMMIT PETROLEUM)            0.01                         0                         0                         0
16252 CADLE #1 (SUMMIT PETROLEUM)                 0                      0.01                         0                         0
16253 MERILLA #4 (PETROX, INC.)            0.017106                         0                         0                         0
16254 DEAN #1 & #2 (PETROX, INC.)           0.03125                         0                         0                         0
16255 CONCORD FARMS (PETROX, INC.)          0.03125                         0                         0                         0
16256 MOORE, A. #1 (PETROX, INC.)           0.03125                         0                         0                         0
16257 WHITE, R. #1 (USEE)                         0                         0                0.21515625                0.00078952
16258 VAIL #5                                     0                         0                0.28000085                         0
16259 SNYDER #9                                   0                         0                0.28000085                         0
16262 NATIONAL MINES #4                           0                         0                0.28000085                         0
16263 CARR (PA GENERAL ENERGY)                    0                  0.000765                         0                         0
16264 EDWARDS (PA GENERAL ENERGY)                 0                  0.001505                         0                         0
16265 WHEELING-RICE UNIT #1                 0.01519                         0                         0                         0
16266 RANKIN, R. #1 (GREAT LAKES)           0.03125                         0                         0                         0
16267 MCBURNEY, P. #1 (GREAT LAKES)         0.03125                         0                         0                         0
16268 W.C.I.I. #20 UNIT #1 (D&L)             0.0125                         0                         0                         0
16269 BROTHERS, S. #4 (S&D ENERGY)           0.0625                         0                         0                         0
16270 BROTHERS, S. #5 (S&D ENERGY)           0.0625                         0                         0                         0
16271 ELLINGER #3 (S&D ENERGY)               0.0625                         0                         0                         0
16272 ELLINGER #2 (S&D ENERGY)               0.0625                         0                         0                         0
16273 ELLINGER #1 (S&D ENERGY)               0.0625                         0                         0                         0
16274 BROTHERS, R. #4 (S&D ENERGY)           0.0625                         0                         0                         0
16275 BROTHERS, R. #3 (S&D ENERGY)           0.0625                         0                         0                         0
16276 BROTHERS, R. #2 (S&D ENERGY)           0.0625                         0                         0                         0
16278 NATIONAL MINES #3                           0                         0                0.28000085                         0
16279 SCHRECENGOST #3 (USEE)                      0                         0                0.21515625                0.00078952
16280 CANTERBURY #21 (USEE)                       0                         0                0.21515625                0.00078952
16281 NICOLOZAKES #1 (TRIAD)                      0                         0                0.23366329                         0
16285 GORLEY #1                                   0                         0                0.27000082                         0
16286 KESLAR #6                                   0                         0                0.28000085                         0
16287 HALL/HOGSETT #9                             0                         0                0.28000085                         0
16288 HALL/HOGSETT #8                             0                         0                0.28000085                         0
16289 BARR #4 (US ENERGY)                         0                         0                0.21515625                0.00078952
16290 HUTCHESON #2                                0                         0                0.28000085                         0
16295 BROCK #3                                    0                         0                    0.2975                0.00109169
16296 BROCK #1                                    0                         0                    0.2975                0.00109169


                                                                         27

(RESTUBBED TABLE)

16175 MUSSER #1 (US ENERGY)           0.20384496                 0.00012476                    0.32212563 ATLAS RESOURCES, INC.
16175 MUSSER #1 (US ENERGY)           0.20384496                 0.00012476                    0.32212563 ATLAS RESOURCES, INC.
16176 REPUBLIC STEEL 1-5 (CHAMPION)   0.00014373                          0                             1 ATLAS ENERGY GROUP, INC.
16179 BROWN, MELVIN #1 (GREAT LAKES)   0.0033728                          0                             1 ATLAS RESOURCES, INC.
16180 RMI #5 (GREAT LAKES)              0.001703                          0                             1 ATLAS ENERGY GROUP, INC.
16181 STADTFELD #1 (D&L)               0.1446303                 0.00124764                    0.34124764 ATLAS RESOURCES, INC.
16182 OLLILA #1 (D&L)                 0.14339627                          0                    0.33833599 ATLAS RESOURCES, INC.
16185 CANTERBURY #31 (US ENERGY)      0.20250045                          0                    0.32000097 ATLAS RESOURCES, INC.
16186 BERNABO #1 (US ENERGY)          0.20250045                          0                    0.32000097 ATLAS RESOURCES, INC.
16189 BUDAY #1                        0.28000085                          0                    0.32000097 ATLAS RESOURCES, INC.
16193 BIDDLE #3                       0.28000085                          0                    0.32000097 ATLAS RESOURCES, INC.
16195 CANTERBURY #30 (US ENERGY)       0.2159456                 0.00124764                    0.34124764 ATLAS RESOURCES, INC.
16197 SCHNEIDER #1 (KLEESE DEV.)         0.03125                          0                             1 ATLAS ENERGY GROUP, INC.
16198 FENNEL #1 (D&L)                  0.1446303                 0.00124764                    0.34124764 ATLAS RESOURCES, INC.
16199 MILLER #1 (D&L)                  0.1446303                 0.00124764                    0.34124764 ATLAS RESOURCES, INC.
16200 WATTS 1000 L-1(EAST.AMER.ENG.)  0.14242314                 0.00122773                    0.31622773 ATLAS ENERGY CORPORATION
16201 SAVANICK #1                     0.28000085                          0                    0.32000097 ATLAS RESOURCES, INC.
16204 MCCRACKEN, PEARL #1(EAST.AM)       0.03125                          0                             1 ATLAS RESOURCES, INC.
16205 CREWE #1 (US ENERGY)            0.21594577                 0.00124764                    0.34124764 ATLAS RESOURCES, INC.
16210 RIFFLE #3                       0.28000085                          0                    0.32000097 ATLAS RESOURCES, INC.
16217 SHENKER #1 (D&L)                0.14339627                          0                    0.33833599 ATLAS RESOURCES, INC.
16218 PUND #2 (TRIAD)                 0.23366329                          0                    0.33833599 ATLAS ENERGY GROUP, INC.
16220 MALLICK #1                               0                          0                             0 ATLAS RESOURCES, INC.
16221 GROVE-BALLARD #2                0.19600059                          0                    0.22400068 ATLAS RESOURCES, INC.
16222 GROVE-BALLARD #1                0.19600059                          0                    0.22400068 ATLAS RESOURCES, INC.
16223 MCCRACKEN, PEARL T. #8              0.0313                          0                             1 ATLAS RESOURCES, INC.
16224 COUCH, G #3  (US ENERGY)         0.2159456                 0.00124764                    0.34124764 ATLAS RESOURCES, INC.
16225 STURIALE #1 (US ENERGY)          0.2159456                 0.00124764                    0.34124764 ATLAS RESOURCES, INC.
16226 RADU (MASH INVESTMENT CO.)        0.015625                          0                             1 ATLAS ENERGY GROUP, INC.
16227 KLINE-BOOTH UNIT #1                0.03125                          0                             1 ATLAS ENERGY GROUP, INC.
16228 CHESNOKA, MICHAEL #2               0.03125                          0                             1 ATLAS RESOURCES, INC.
16229 CHESNOKA, MICHAEL #1               0.03125                          0                             1 ATLAS RESOURCES, INC.
16230 MCCRACKEN, PEARL T. #7             0.03125                          0                             1 ATLAS RESOURCES, INC.
16231 NORTHWOOD UNIT #1 (EVERFLOW)       0.00434                          0                             1 ATLAS ENERGY GROUP, INC.
16232 W.C.I.I. (EVERFLOW EASTERN)        0.01644                          0                             1 ATLAS ENERGY GROUP, INC.
16233 MCCRACKEN, PEARL T. #4             0.03125                          0                             1 ATLAS RESOURCES, INC.
16239 L-11 ATLAS HENDERSHOT             0.021225                          0                             1 ATLAS ENERGY GROUP, INC.
16240 TAYLOR TRUSTEE #3                0.0205745                          0                             1 ATLAS ENERGY GROUP, INC.
16241 BAUMGARTNER #1                    0.009219                          0                             1 ATLAS ENERGY GROUP, INC.
16242 JOHNSON, B. #1                    0.011457                          0                             1 ATLAS ENERGY GROUP, INC.
16243 SCIRANKO #1                       0.012875                          0                             1 ATLAS ENERGY GROUP, INC.
16244 TAYLOR TRUSTEE #2                0.0205745                          0                             1 ATLAS ENERGY GROUP, INC.
16245 HENDERSHOT #1                      0.03125                          0                             1 ATLAS ENERGY GROUP, INC.
16246 RAYLE COAL #1 (TRIAD)           0.23366329                          0                    0.33833599 ATLAS RESOURCES, INC.
16247 DERACZUNAS #1 (ASSET RES.)         0.03125                          0                             1 ATLAS ENERGY GROUP, INC.
16248 HOLESKO #5 (SUMMIT PETROLEUM)         0.01                          0                             1 ATLAS RESOURCES, INC.
16249 CADLE #2 (SUMMIT PETROLEUM)       0.007575                          0                             1 ATLAS RESOURCES, INC.
16250 HOLESKO #4 (SUMMIT PETROLEUM)         0.01                          0                             1 ATLAS RESOURCES, INC.
16251 HOLESKO #2 (SUMMIT PETROLEUM)         0.01                          0                             1 ATLAS RESOURCES, INC.
16252 CADLE #1 (SUMMIT PETROLEUM)           0.01                          0                             1 ATLAS RESOURCES, INC.
16253 MERILLA #4 (PETROX, INC.)         0.017106                          0                             1 ATLAS ENERGY GROUP, INC.
16254 DEAN #1 & #2 (PETROX, INC.)        0.03125                          0                             1 ATLAS ENERGY GROUP, INC.
16255 CONCORD FARMS (PETROX, INC.)       0.03125                          0                             1 ATLAS ENERGY GROUP, INC.
16256 MOORE, A. #1 (PETROX, INC.)        0.03125                          0                             1 ATLAS ENERGY GROUP, INC.
16257 WHITE, R. #1 (USEE)             0.21594577                 0.00124764                    0.34124764 ATLAS RESOURCES, INC.
16258 VAIL #5                         0.28000085                          0                    0.32000097 ATLAS RESOURCES, INC.
16259 SNYDER #9                       0.28000085                          0                    0.32000097 ATLAS RESOURCES, INC.
16262 NATIONAL MINES #4               0.28000085                          0                    0.32000097 ATLAS RESOURCES, INC.
16263 CARR (PA GENERAL ENERGY)          0.000765                          0                             1 ATLAS RESOURCES, INC.
16264 EDWARDS (PA GENERAL ENERGY)       0.001505                          0                             1 ATLAS RESOURCES, INC.
16265 WHEELING-RICE UNIT #1              0.01519                          0                             1 ATLAS RESOURCES, INC.
16266 RANKIN, R. #1 (GREAT LAKES)        0.03125                          0                             1 ATLAS RESOURCES, INC.
16267 MCBURNEY, P. #1 (GREAT LAKES)      0.03125                          0                             1 ATLAS RESOURCES, INC.
16268 W.C.I.I. #20 UNIT #1 (D&L)          0.0125                          0                             1 ATLAS ENERGY GROUP, INC.
16269 BROTHERS, S. #4 (S&D ENERGY)        0.0625                          0                             1 ATLAS RESOURCES, INC.
16270 BROTHERS, S. #5 (S&D ENERGY)        0.0625                          0                             1 ATLAS RESOURCES, INC.
16271 ELLINGER #3 (S&D ENERGY)            0.0625                          0                             1 ATLAS RESOURCES, INC.
16272 ELLINGER #2 (S&D ENERGY)            0.0625                          0                             1 ATLAS RESOURCES, INC.
16273 ELLINGER #1 (S&D ENERGY)            0.0625                          0                             1 ATLAS RESOURCES, INC.
16274 BROTHERS, R. #4 (S&D ENERGY)        0.0625                          0                             1 ATLAS RESOURCES, INC.
16275 BROTHERS, R. #3 (S&D ENERGY)        0.0625                          0                             1 ATLAS RESOURCES, INC.
16276 BROTHERS, R. #2 (S&D ENERGY)        0.0625                          0                             1 ATLAS RESOURCES, INC.
16278 NATIONAL MINES #3               0.28000085                          0                    0.32000097 ATLAS RESOURCES, INC.
16279 SCHRECENGOST #3 (USEE)          0.21594577                 0.00124764                    0.34124764 ATLAS RESOURCES, INC.
16280 CANTERBURY #21 (USEE)           0.21594577                 0.00124764                    0.34124764 ATLAS RESOURCES, INC.
16281 NICOLOZAKES #1 (TRIAD)          0.23366329                          0                    0.33833599 ATLAS RESOURCES, INC.
16285 GORLEY #1                       0.27000082                          0                    0.32000097 ATLAS RESOURCES, INC.
16286 KESLAR #6                       0.28000085                          0                    0.32000097 ATLAS RESOURCES, INC.
16287 HALL/HOGSETT #9                 0.28000085                          0                    0.32000097 ATLAS RESOURCES, INC.
16288 HALL/HOGSETT #8                 0.28000085                          0                    0.32000097 ATLAS RESOURCES, INC.
16289 BARR #4 (US ENERGY)             0.21594577                 0.00124764                    0.34124764 ATLAS RESOURCES, INC.
16290 HUTCHESON #2                    0.28000085                          0                    0.32000097 ATLAS RESOURCES, INC.
16295 BROCK #3                        0.29859169                 0.00124764                    0.34124764 ATLAS RESOURCES, INC.
16296 BROCK #1                        0.29859169                 0.00124764                    0.34124764 ATLAS RESOURCES, INC.

(RESTUBBED TABLE)

16175 MUSSER #1 (US ENERGY)             ATLAS AMERICA SERIES 21-B                  0.063281               0.1 PA           ARMSTR
16175 MUSSER #1 (US ENERGY)             ATLAS AMERICA PUBLIC 10 LTD                0.569531               0.9
16176 REPUBLIC STEEL 1-5 (CHAMPION)                                                       0                 0 OH           TRUMBU
16179 BROWN, MELVIN #1 (GREAT LAKES)                                                      0                 0 PA
16180 RMI #5 (GREAT LAKES)                                                                0                 0 OH
16181 STADTFELD #1 (D&L)                ATLAS AMERICA SERIES 21-B                  0.423828                 1
16182 OLLILA #1 (D&L)                   ATLAS AMERICA SERIES 21-A                  0.423828                 1 PA           MERCER
16185 CANTERBURY #31 (US ENERGY)        ATLAS AMERICA PUBLIC 10 LTD                0.632812                 1 PA           ARMSTR
16186 BERNABO #1 (US ENERGY)            ATLAS AMERICA PUBLIC 10 LTD                0.632812                 1 PA           ARMSTR
16189 BUDAY #1                          ATLAS AMERICA PUBLIC 10 LTD                   0.875                 1
16193 BIDDLE #3                         ATLAS AMERICA PUBLIC 10 LTD                   0.875                 1
16195 CANTERBURY #30 (US ENERGY)        ATLAS AMERICA SERIES 21-B                  0.632812                 1 PA           ARMSTR
16197 SCHNEIDER #1 (KLEESE DEV.)                                                          0                 0 OH           TRUMBU
16198 FENNEL #1 (D&L)                   ATLAS AMERICA SERIES 21-B                  0.423828                 1
16199 MILLER #1 (D&L)                   ATLAS AMERICA SERIES 21-B                  0.423828                 1 PA           MERCER
16200 WATTS 1000 L-1(EAST.AMER.ENG.)    ATLAS ENERGY NINETIES - 18               0.40869141                 1
16201 SAVANICK #1                       ATLAS AMERICA PUBLIC 10 LTD                   0.875                 1 PA           FAYETT
16204 MCCRACKEN, PEARL #1(EAST.AM)                                                        0                 0
16205 CREWE #1 (US ENERGY)              ATLAS AMERICA SERIES 21-B                 0.6328125                 1 PA           ARMSTR
16210 RIFFLE #3                         ATLAS AMERICA PUBLIC 10 LTD                   0.875                 1 PA           FAYETT
16217 SHENKER #1 (D&L)                  ATLAS AMERICA SERIES 21-A                  0.423828                 1 PA           MERCER
16218 PUND #2 (TRIAD)                   ATLAS AMERICA SERIES 21-A                  0.690625                 1 OH           NOBLE
16220 MALLICK #1                        ATLAS AMERICA PUBLIC 10 LTD                   0.875                 1
16221 GROVE-BALLARD #2                  ATLAS AMERICA PUBLIC 10 LTD                  0.6125               0.7 PA           FAYETT
16222 GROVE-BALLARD #1                  ATLAS AMERICA PUBLIC 10 LTD                  0.6125               0.7 PA           FAYETT
16223 MCCRACKEN, PEARL T. #8            ATLAS RESOURCES, INC.                        0.0313                 1
16224 COUCH, G #3  (US ENERGY)          ATLAS AMERICA SERIES 21-B                  0.632812                 1
16225 STURIALE #1 (US ENERGY)           ATLAS AMERICA SERIES 21-B                  0.632812                 1 PA           ARMSTR
16226 RADU (MASH INVESTMENT CO.)                                                          0                 0
16227 KLINE-BOOTH UNIT #1                                                                 0                 0
16228 CHESNOKA, MICHAEL #2                                                                0                 0
16229 CHESNOKA, MICHAEL #1                                                                0                 0
16230 MCCRACKEN, PEARL T. #7                                                              0                 0
16231 NORTHWOOD UNIT #1 (EVERFLOW)                                                        0                 0 OH
16232 W.C.I.I. (EVERFLOW EASTERN)                                                         0                 0
16233 MCCRACKEN, PEARL T. #4                                                              0                 0
16239 L-11 ATLAS HENDERSHOT                                                               0                 0
16240 TAYLOR TRUSTEE #3                                                                   0                 0
16241 BAUMGARTNER #1                                                                      0                 0
16242 JOHNSON, B. #1                                                                      0                 0
16243 SCIRANKO #1                                                                         0                 0
16244 TAYLOR TRUSTEE #2                                                                   0                 0
16245 HENDERSHOT #1                                                                       0                 0
16246 RAYLE COAL #1 (TRIAD)             ATLAS AMERICA SERIES 21-A                  0.690625                 1 OH           NOBLE
16247 DERACZUNAS #1 (ASSET RES.)                                                          0                 0
16248 HOLESKO #5 (SUMMIT PETROLEUM)                                                       0                 0
16249 CADLE #2 (SUMMIT PETROLEUM)                                                         0                 0
16250 HOLESKO #4 (SUMMIT PETROLEUM)                                                       0                 0
16251 HOLESKO #2 (SUMMIT PETROLEUM)                                                       0                 0
16252 CADLE #1 (SUMMIT PETROLEUM)                                                         0                 0
16253 MERILLA #4 (PETROX, INC.)                                                           0                 0
16254 DEAN #1 & #2 (PETROX, INC.)                                                         0                 0
16255 CONCORD FARMS (PETROX, INC.)                                                        0                 0
16256 MOORE, A. #1 (PETROX, INC.)                                                         0                 0
16257 WHITE, R. #1 (USEE)               ATLAS AMERICA SERIES 21-B                 0.6328125                 1 PA           ARMSTR
16258 VAIL #5                           ATLAS AMERICA PUBLIC 10 LTD                   0.875                 1 PA           FAYETT
16259 SNYDER #9                         ATLAS AMERICA PUBLIC 10 LTD                   0.875                 1
16262 NATIONAL MINES #4                 ATLAS AMERICA PUBLIC 10 LTD                   0.875                 1
16263 CARR (PA GENERAL ENERGY)                                                            0                 0
16264 EDWARDS (PA GENERAL ENERGY)                                                         0                 0
16265 WHEELING-RICE UNIT #1                                                               0                 0
16266 RANKIN, R. #1 (GREAT LAKES)                                                         0                 0
16267 MCBURNEY, P. #1 (GREAT LAKES)                                                       0                 0
16268 W.C.I.I. #20 UNIT #1 (D&L)                                                          0                 0
16269 BROTHERS, S. #4 (S&D ENERGY)                                                        0                 0
16270 BROTHERS, S. #5 (S&D ENERGY)                                                        0                 0
16271 ELLINGER #3 (S&D ENERGY)                                                            0                 0
16272 ELLINGER #2 (S&D ENERGY)                                                            0                 0
16273 ELLINGER #1 (S&D ENERGY)                                                            0                 0
16274 BROTHERS, R. #4 (S&D ENERGY)                                                        0                 0
16275 BROTHERS, R. #3 (S&D ENERGY)                                                        0                 0
16276 BROTHERS, R. #2 (S&D ENERGY)                                                        0                 0
16278 NATIONAL MINES #3                 ATLAS AMERICA PUBLIC 10 LTD                   0.875                 1
16279 SCHRECENGOST #3 (USEE)            ATLAS AMERICA SERIES 21-B                 0.6328125                 1 PA           ARMSTR
16280 CANTERBURY #21 (USEE)             ATLAS AMERICA SERIES 21-B                 0.6328125                 1 PA           ARMSTR
16281 NICOLOZAKES #1 (TRIAD)            ATLAS AMERICA SERIES 21-A                  0.690625                 1 OH           WASHIN
16285 GORLEY #1                         ATLAS AMERICA PUBLIC 10 LTD                 0.84375                 1
16286 KESLAR #6                         ATLAS AMERICA PUBLIC 10 LTD                   0.875                 1 PA           FAYETT
16287 HALL/HOGSETT #9                   ATLAS AMERICA PUBLIC 10 LTD                   0.875                 1 PA           FAYETT
16288 HALL/HOGSETT #8                   ATLAS AMERICA PUBLIC 10 LTD                   0.875                 1 PA           FAYETT
16289 BARR #4 (US ENERGY)               ATLAS AMERICA SERIES 21-B                 0.6328125                 1 PA           ARMSTR
16290 HUTCHESON #2                      ATLAS AMERICA PUBLIC 10 LTD                   0.875                 1 PA           FAYETT
16295 BROCK #3                          ATLAS AMERICA SERIES 21-B                     0.875                 1 PA           FAYETT
16296 BROCK #1                          ATLAS AMERICA SERIES 21-B                     0.875                 1 PA           FAYETT

16297 TRIAD #2                                    0                         0                0.24384392                0.00089479
16298 TRIAD #1                                    0                         0                 0.2348125                0.00086165
16299 WILSON #4 (US ENERGY)                       0                         0                0.21410324                         0
16300 CANTERBURY #28 (US ENERGY)                  0                         0                0.21410324                         0
16301 PODOLINSKI #3                               0                         0                0.28000085                         0
16303 CANTERBURY #27                              0                         0                0.21410324                         0
16304 BARBER #2                                   0                         0                  0.286875                 0.0010527
16305 BARBER #1                                   0                         0                  0.286875                 0.0010527
16306 MCARDLE #1                                  0                         0                0.28000085                         0
16307 MARCINEK #1                                 0                         0                0.28000085                         0
16310 DOBROSKY #2 (US ENERGY)                     0                         0                0.21410324                         0
16312 BASHOUR #1                                  0                         0                0.28000085                         0
16313 KIP THOMAS #2 (D&L)                         0                         0                0.14410152                0.00052878
16314 KELLER UNIT #2 (TRIAD)                      0                         0                0.23932813                0.00087822
16315 KELLER #1 (TRIAD)                           0                         0                0.24384375                0.00089479
16316 SCHRECENGOST #2 (US ENERGY)                 0                         0                0.21410324                         0
16317 IFFT #1 (D&L ENERGY)                        0                         0                0.14410152                0.00052878
16320 SARTORI UNIT #1 (D&L ENERGY)                0                         0                0.14339627                         0
16321 P WHYTE #1 (US ENERGY)                      0                         0                0.21410324                         0
16323 MERILLA UNIT #5 (ERGON)              0.010234                         0                         0                         0
16324 SZUHAY #3                                   0                         0                  0.284025                         0
16325 SZUHAY #2                                   0                         0                    0.2975                0.00109169
16326 SZUHAY #1                                   0                         0                0.28000085                         0
16328 BARR #3 (US ENERGY)                         0                         0                0.21410324                         0
16329 BARR #2 (US ENERGY)                         0                         0                0.21410324                         0
16332 DARR/USX #2                                 0                         0                0.28000085                         0
16334 GRIFFIN #1                                  0                         0                    0.2975                0.00109169
16335 RITTENHOUSE #1                              0                         0                0.29604399                         0
16336 MCGILL #4                                   0                         0                    0.2975                0.00109169
16337 MAZZOCCO #1A                                0                         0                0.28000085                         0
16350 ATLAS/MATTMARK # 23                         0                         0                     0.289                0.00106049
16353 PRYOR # 1                                   0                         0                    0.2975                0.00109169
16354 PRYOR # 2                                   0                         0                0.29604399                         0
16359 SPENCE HEIRS # 1                            0                         0                    0.2975                0.00109169
16360 SWETZ # 2                                   0                         0                    0.2975                0.00109169
16361 ZALAC-DIRDA # 4                             0                         0                    0.2975                0.00109169
16362 ATLAS AMERICA #11-D                         0                         0                0.28000085                         0
16364 HEDDLESON HEIRS # 2                         0                         0                0.28000085                         0
16365 EICHORN HEIRS UNIT # 1                      0                         0                0.29641642                0.00108771
16366 EICHORN HEIRS UT.# 2                        0                         0                0.29480142                0.00108178
16367 HEDDLESON HEIRS # 3                         0                         0                0.28000085                         0
16368 HALL HOGSETT #10                            0                         0                    0.2975                0.00109169
16369 HOEHN UT. #3                                0                         0                    0.2975                0.00109169
16375 HEDDLESON HEIRS #1                          0                         0                0.28000085                         0
16376 CRABLE/ HOGSETT # 2                         0                         0                    0.2975                0.00109169
16377 CROUSHORE # 3                               0                         0                    0.2975                0.00109169
16378 ATLAS/MATTMARK # 26                         0                         0                0.27200082                         0
16379 ATLAS/MATTMARK # 27                         0                         0                0.27200082                         0
16380 ATLAS/MATTMARK # 28                         0                         0                0.27161042                         0
16382 HARBARGER # 1                               0                         0                0.28000085                         0
16383 HARBARGER # 2                               0                         0                    0.2975                0.00109169
16384 R & J LUMBER #1                             0                         0                    0.2975                0.00109169
16396 AEP # 27                                    0                         0                    0.2805                 0.0010293
16399 HUNTER # 2 (GLEP BONANZA SYS)               0                         0                0.27000082                         0
16404 ATLAS/MATTMARK # 36                         0                         0                0.27200082                         0
16405 AEP #34                                     0                         0                    0.2805                 0.0010293
16406 ATLAS/MATTMARK # 1                          0                         0                     0.289                0.00106049
16407 ATLAS/MATTMARK # 2                          0                         0                     0.289                0.00106049
16408 ATLAS/MATTMARK # 3                    0.03125                         0                 0.2210625                         0
16409 ATLAS/MATTMARK # 4                    0.03125                         0                 0.2210625                         0
16410 ATLAS/MATTMARK # 5                    0.03125                         0                 0.2210625                         0
16411 HILLES #5                                   0                         0                   0.25375                         0
16413 PUSKARICH # 2                               0                         0                 0.2752952                         0
16414 BALDWIN UT.# 5                              0                         0                   0.25375                         0
16415 BALDWIN UT.# 6                              0                         0                0.29160066                0.00107004
16416 COLE UT.# 3                                 0                         0                0.26562583                         0
16417 WAGNER, R.# 1                               0                         0                 0.2822272                0.00103564
16418 STIERS # 9-1                                0                         0                   0.25375                         0
16419 AEP # 9-6                                   0                         0                   0.23925                         0
16420 AEP # 9-07                                  0                         0                   0.23925                         0
16421 AEP # 9-09                                  0                         0                0.23793755                         0
16422 AEP # 9-10                                  0                         0                   0.25375                         0
16423 AEP # 9-11                                  0                         0                   0.23925                         0
16424 AEP # 9-13                                  0                         0                   0.23925                         0
16426 ATLAS/MATTMARK # 08                         0                         0                0.28758559                         0
16429 BUKOVITZ # 4-1                              0                         0                   0.25375                         0
16430 ATLAS/MATTMARK # 06                         0                         0                    0.2465                         0
16431 AEP # 9-08                                  0                         0                   0.23925                         0
16433 LAUTZENHEISER # 2                     0.03125                         0                 0.2224125                         0
16434 TATMAN # 4                                  0                         0                    0.2975                0.00109169
16435 BIDDLESTONE # 1                             0                         0                   0.25375                         0
16436 SUMMER #7, R.                               0                         0                   0.25375                         0
16437 CFR/USX # 3                                 0                         0                   0.25375                         0
16438 DICARLO # 2                                 0                         0                   0.25375                         0


                                                                          28

(RESTUBBED TABLE)

16297 TRIAD #2                         0.24473871                 0.00124764                    0.34124764 ATLAS ENERGY GROUP, INC.
16298 TRIAD #1                         0.23567415                 0.00124764                    0.34124764 ATLAS ENERGY GROUP, INC.
16299 WILSON #4 (US ENERGY)            0.21410324                          0                    0.33833599 ATLAS RESOURCES, INC.
16300 CANTERBURY #28 (US ENERGY)       0.21410324                          0                    0.33833599 ATLAS RESOURCES, INC.
16301 PODOLINSKI #3                    0.28000085                          0                    0.32000097 ATLAS RESOURCES, INC.
16303 CANTERBURY #27                   0.21410324                          0                    0.33833599 ATLAS RESOURCES, INC.
16304 BARBER #2                         0.2879277                 0.00124764                    0.34124764 ATLAS RESOURCES, INC.
16305 BARBER #1                         0.2879277                 0.00124764                    0.34124764 ATLAS RESOURCES, INC.
16306 MCARDLE #1                       0.28000085                          0                    0.32000097 ATLAS RESOURCES, INC.
16307 MARCINEK #1                      0.28000085                          0                    0.32000097 ATLAS RESOURCES, INC.
16310 DOBROSKY #2 (US ENERGY)          0.21410324                          0                    0.33833599 ATLAS RESOURCES, INC.
16312 BASHOUR #1                       0.28000085                          0                    0.32000097 ATLAS RESOURCES, INC.
16313 KIP THOMAS #2 (D&L)               0.1446303                 0.00124764                    0.34124764 ATLAS RESOURCES, INC.
16314 KELLER UNIT #2 (TRIAD)           0.24020635                 0.00124764                    0.34124764 ATLAS RESOURCES, INC.
16315 KELLER #1 (TRIAD)                0.24473854                 0.00124764                    0.34124764 ATLAS RESOURCES, INC.
16316 SCHRECENGOST #2 (US ENERGY)      0.21410324                          0                    0.33833599 ATLAS RESOURCES, INC.
16317 IFFT #1 (D&L ENERGY)              0.1446303                 0.00124764                    0.34124764 ATLAS ENERGY GROUP, INC.
16320 SARTORI UNIT #1 (D&L ENERGY)     0.14339627                          0                    0.33833599 ATLAS RESOURCES, INC.
16321 P WHYTE #1 (US ENERGY)           0.21410324                          0                    0.33833599 ATLAS RESOURCES, INC.
16323 MERILLA UNIT #5 (ERGON)            0.010234                          0                             1 ATLAS RESOURCES, INC.
16324 SZUHAY #3                          0.284025                          0                        0.3246 ATLAS RESOURCES, INC.
16325 SZUHAY #2                        0.29859169                 0.00124764                    0.34124764 ATLAS RESOURCES, INC.
16326 SZUHAY #1                        0.28000085                          0                    0.32000097 ATLAS RESOURCES, INC.
16328 BARR #3 (US ENERGY)              0.21410324                          0                    0.33833599 ATLAS RESOURCES, INC.
16329 BARR #2 (US ENERGY)              0.21410324                          0                    0.33833599 ATLAS RESOURCES, INC.
16332 DARR/USX #2                      0.28000085                          0                    0.32000097 ATLAS RESOURCES, INC.
16334 GRIFFIN #1                       0.29859169                 0.00124764                    0.34124764 ATLAS RESOURCES, INC.
16335 RITTENHOUSE #1                   0.29604399                          0                    0.33833599 ATLAS RESOURCES, INC.
16336 MCGILL #4                        0.29859169                 0.00124764                    0.34124764 ATLAS RESOURCES, INC.
16337 MAZZOCCO #1A                     0.28000085                          0                    0.32000097 ATLAS RESOURCES, INC.
16350 ATLAS/MATTMARK # 23              0.29006049                 0.00124764                    0.34124764 ATLAS ENERGY GROUP, INC.
16353 PRYOR # 1                        0.29859169                 0.00124764                    0.34124764 ATLAS ENERGY GROUP, INC.
16354 PRYOR # 2                        0.29604399                          0                    0.33833599 ATLAS ENERGY GROUP, INC.
16359 SPENCE HEIRS # 1                 0.29859169                 0.00124764                    0.34124764 ATLAS ENERGY GROUP, INC.
16360 SWETZ # 2                        0.29859169                 0.00124764                    0.34124764 ATLAS RESOURCES, INC.
16361 ZALAC-DIRDA # 4                  0.29859169                 0.00124764                    0.34124764 ATLAS RESOURCES, INC.
16362 ATLAS AMERICA #11-D              0.28000085                          0                    0.32000097 ATLAS RESOURCES, INC.
16364 HEDDLESON HEIRS # 2              0.28000085                          0                    0.32000097 ATLAS ENERGY GROUP, INC.
16365 EICHORN HEIRS UNIT # 1           0.29750413                 0.00124764                    0.34124764 ATLAS ENERGY GROUP, INC.
16366 EICHORN HEIRS UT.# 2              0.2958832                 0.00124764                    0.34124764 ATLAS ENERGY GROUP, INC.
16367 HEDDLESON HEIRS # 3              0.28000085                          0                    0.32000097 ATLAS ENERGY GROUP, INC.
16368 HALL HOGSETT #10                 0.29859169                 0.00124764                    0.34124764 ATLAS RESOURCES, INC.
16369 HOEHN UT. #3                     0.29859169                 0.00124764                    0.34124764 ATLAS RESOURCES, INC.
16375 HEDDLESON HEIRS #1               0.28000085                          0                    0.32000097 ATLAS ENERGY GROUP, INC.
16376 CRABLE/ HOGSETT # 2              0.29859169                 0.00124764                    0.34124764 ATLAS RESOURCES, INC.
16377 CROUSHORE # 3                    0.29859169                 0.00124764                    0.34124764 ATLAS RESOURCES, INC.
16378 ATLAS/MATTMARK # 26              0.27200082                          0                    0.32000097 ATLAS ENERGY GROUP, INC.
16379 ATLAS/MATTMARK # 27              0.27200082                          0                    0.32000097 ATLAS ENERGY GROUP, INC.
16380 ATLAS/MATTMARK # 28              0.27161042                          0                    0.32000097 ATLAS ENERGY GROUP, INC.
16382 HARBARGER # 1                    0.28000085                          0                    0.32000097 ATLAS RESOURCES, INC.
16383 HARBARGER # 2                    0.29859169                 0.00124764                    0.34124764 ATLAS RESOURCES, INC.
16384 R & J LUMBER #1                  0.29859169                 0.00124764                    0.34124764 ATLAS RESOURCES, INC.
16396 AEP # 27                          0.2815293                 0.00124764                    0.34124764 ATLAS ENERGY GROUP, INC.
16399 HUNTER # 2 (GLEP BONANZA SYS)    0.27000082                          0                    0.32000097 ATLAS ENERGY GROUP, INC.
16404 ATLAS/MATTMARK # 36              0.27200082                          0                    0.32000097 ATLAS ENERGY GROUP, INC.
16405 AEP #34                           0.2815293                 0.00124764                    0.34124764 ATLAS ENERGY GROUP, INC.
16406 ATLAS/MATTMARK # 1               0.29006049                 0.00124764                    0.34124764 ATLAS ENERGY GROUP, INC.
16407 ATLAS/MATTMARK # 2               0.29006049                 0.00124764                    0.34124764 ATLAS ENERGY GROUP, INC.
16408 ATLAS/MATTMARK # 3                0.2523125                          0                          0.27 ATLAS ENERGY GROUP, INC.
16409 ATLAS/MATTMARK # 4                0.2523125                          0                          0.27 ATLAS ENERGY GROUP, INC.
16410 ATLAS/MATTMARK # 5                0.2523125                          0                          0.27 ATLAS ENERGY GROUP, INC.
16411 HILLES #5                           0.25375                          0                          0.29 ATLAS ENERGY GROUP, INC.
16413 PUSKARICH # 2                     0.2752952                          0                    0.33833599 ATLAS ENERGY GROUP, INC.
16414 BALDWIN UT.# 5                      0.25375                          0                          0.29 ATLAS ENERGY GROUP, INC.
16415 BALDWIN UT.# 6                    0.2926707                 0.00124764                    0.34124764 ATLAS ENERGY GROUP, INC.
16416 COLE UT.# 3                      0.26562583                          0                    0.32000097 ATLAS ENERGY GROUP, INC.
16417 WAGNER, R.# 1                    0.28326284                 0.00124764                    0.34124764 ATLAS ENERGY GROUP, INC.
16418 STIERS # 9-1                        0.25375                          0                          0.29 ATLAS ENERGY GROUP, INC.
16419 AEP # 9-6                           0.23925                          0                          0.29 ATLAS ENERGY GROUP, INC.
16420 AEP # 9-07                          0.23925                          0                          0.29 ATLAS ENERGY GROUP, INC.
16421 AEP # 9-09                       0.23793755                          0                          0.29 ATLAS ENERGY GROUP, INC.
16422 AEP # 9-10                          0.25375                          0                          0.29 ATLAS ENERGY GROUP, INC.
16423 AEP # 9-11                          0.23925                          0                          0.29 ATLAS ENERGY GROUP, INC.
16424 AEP # 9-13                          0.23925                          0                          0.29 ATLAS ENERGY GROUP, INC.
16426 ATLAS/MATTMARK # 08              0.28758559                          0                    0.33833599 ATLAS ENERGY GROUP, INC.
16429 BUKOVITZ # 4-1                      0.25375                          0                          0.29 ATLAS RESOURCES, INC.
16430 ATLAS/MATTMARK # 06                  0.2465                          0                          0.29 ATLAS ENERGY GROUP, INC.
16431 AEP # 9-08                          0.23925                          0                          0.29 ATLAS ENERGY GROUP, INC.
16433 LAUTZENHEISER # 2                 0.2536625                          0                          0.27 ATLAS ENERGY GROUP, INC.
16434 TATMAN # 4                       0.29859169                 0.00124764                    0.34124764 ATLAS ENERGY GROUP, INC.
16435 BIDDLESTONE # 1                     0.25375                          0                          0.29 ATLAS ENERGY GROUP, INC.
16436 SUMMER #7, R.                       0.25375                          0                          0.29 ATLAS ENERGY GROUP, INC.
16437 CFR/USX # 3                         0.25375                          0                          0.29 ATLAS RESOURCES, INC.
16438 DICARLO # 2                         0.25375                          0                          0.29 ATLAS RESOURCES, INC.

(RESTUBBED TABLE)

16297 TRIAD #2                            ATLAS AMERICA SERIES 21-B                      0.717188             1 OH           NOBLE
16298 TRIAD #1                            ATLAS AMERICA SERIES 21-B                      0.690625             1 OH           NOBLE
16299 WILSON #4 (US ENERGY)               ATLAS AMERICA SERIES 21-A                     0.6328125             1 PA           ARMSTR
16300 CANTERBURY #28 (US ENERGY)          ATLAS AMERICA SERIES 21-A                     0.6328125             1 PA           ARMSTR
16301 PODOLINSKI #3                       ATLAS AMERICA PUBLIC 10 LTD                       0.875             1
16303 CANTERBURY #27                      ATLAS AMERICA SERIES 21-A                     0.6328125             1 PA           ARMSTR
16304 BARBER #2                           ATLAS AMERICA SERIES 21-B                       0.84375             1
16305 BARBER #1                           ATLAS AMERICA SERIES 21-B                       0.84375             1
16306 MCARDLE #1                          ATLAS AMERICA PUBLIC 10 LTD                       0.875             1 PA           FAYETT
16307 MARCINEK #1                         ATLAS AMERICA PUBLIC 10 LTD                       0.875             1
16310 DOBROSKY #2 (US ENERGY)             ATLAS AMERICA SERIES 21-A                     0.6328125             1 PA           ARMSTR
16312 BASHOUR #1                          ATLAS AMERICA PUBLIC 10 LTD                       0.875             1 PA           FAYETT
16313 KIP THOMAS #2 (D&L)                 ATLAS AMERICA SERIES 21-B                      0.423828             1 PA           MERCER
16314 KELLER UNIT #2 (TRIAD)              ATLAS AMERICA SERIES 21-B                    0.70390625             1 OH           NOBLE
16315 KELLER #1 (TRIAD)                   ATLAS AMERICA SERIES 21-B                     0.7171875             1 OH           NOBLE
16316 SCHRECENGOST #2 (US ENERGY)         ATLAS AMERICA SERIES 21-A                     0.6328125             1 PA           ARMSTR
16317 IFFT #1 (D&L ENERGY)                ATLAS AMERICA SERIES 21-B                      0.423828             1 OH           TRUMBU
16320 SARTORI UNIT #1 (D&L ENERGY)        ATLAS AMERICA SERIES 21-A                      0.423828             1 PA           MERCER
16321 P WHYTE #1 (US ENERGY)              ATLAS AMERICA SERIES 21-A                     0.6328125             1 PA           ARMSTR
16323 MERILLA UNIT #5 (ERGON)                                                                   0             0
16324 SZUHAY #3                           ATLAS AMERICA SER 22-2002 LTD                     0.875             1
16325 SZUHAY #2                           ATLAS AMERICA SERIES 21-B                         0.875             1 PA           FAYETT
16326 SZUHAY #1                           ATLAS AMERICA PUBLIC 10 LTD                       0.875             1 PA           FAYETT
16328 BARR #3 (US ENERGY)                 ATLAS AMERICA SERIES 21-A                     0.6328125             1 PA           ARMSTR
16329 BARR #2 (US ENERGY)                 ATLAS AMERICA SERIES 21-A                     0.6328125             1 PA           ARMSTR
16332 DARR/USX #2                         ATLAS AMERICA PUBLIC 10 LTD                       0.875             1
16334 GRIFFIN #1                          ATLAS AMERICA SERIES 21-B                         0.875             1 PA           FAYETT
16335 RITTENHOUSE #1                      ATLAS AMERICA SERIES 21-A                         0.875             1 PA           FAYETT
16336 MCGILL #4                           ATLAS AMERICA SERIES 21-B                         0.875             1 PA           FAYETT
16337 MAZZOCCO #1A                        ATLAS AMERICA PUBLIC 10 LTD                       0.875             1 PA           FAYETT
16350 ATLAS/MATTMARK # 23                 ATLAS AMERICA SERIES 21-B                          0.85             1 OH           NOBLE
16353 PRYOR # 1                           ATLAS AMERICA SERIES 21-B                         0.875             1 OH           NOBLE
16354 PRYOR # 2                           ATLAS AMERICA SERIES 21-A                         0.875             1 OH           NOBLE
16359 SPENCE HEIRS # 1                    ATLAS AMERICA SERIES 21-B                         0.875             1 OH           NOBLE
16360 SWETZ # 2                           ATLAS AMERICA SERIES 21-B                         0.875             1 PA           FAYETT
16361 ZALAC-DIRDA # 4                     ATLAS AMERICA SERIES 21-B                         0.875             1 PA           FAYETT
16362 ATLAS AMERICA #11-D                 ATLAS AMERICA PUBLIC 10 LTD                       0.875             1 OH           MAHONI
16364 HEDDLESON HEIRS # 2                 ATLAS AMERICA PUBLIC 10 LTD                       0.875             1 OH           NOBLE
16365 EICHORN HEIRS UNIT # 1              ATLAS AMERICA SERIES 21-B                      0.871813             1 OH           NOBLE
16366 EICHORN HEIRS UT.# 2                ATLAS AMERICA SERIES 21-B                      0.867063             1 OH           NOBLE
16367 HEDDLESON HEIRS # 3                 ATLAS AMERICA PUBLIC 10 LTD                       0.875             1 OH           NOBLE
16368 HALL HOGSETT #10                    ATLAS AMERICA SERIES 21-B                         0.875             1 PA           FAYETT
16369 HOEHN UT. #3                        ATLAS AMERICA SERIES 21-B                         0.875             1 PA           FAYETT
16375 HEDDLESON HEIRS #1                  ATLAS AMERICA PUBLIC 10 LTD                       0.875             1 OH           NOBLE
16376 CRABLE/ HOGSETT # 2                 ATLAS AMERICA SERIES 21-B                         0.875             1 PA           FAYETT
16377 CROUSHORE # 3                       ATLAS AMERICA SERIES 21-B                         0.875             1 PA           FAYETT
16378 ATLAS/MATTMARK # 26                 ATLAS AMERICA PUBLIC 10 LTD                        0.85             1 OH           NOBLE
16379 ATLAS/MATTMARK # 27                 ATLAS AMERICA PUBLIC 10 LTD                        0.85             1 OH           NOBLE
16380 ATLAS/MATTMARK # 28                 ATLAS AMERICA PUBLIC 10 LTD                     0.84878             1 OH           NOBLE
16382 HARBARGER # 1                       ATLAS AMERICA PUBLIC 10 LTD                       0.875             1
16383 HARBARGER # 2                       ATLAS AMERICA SERIES 21-B                         0.875             1 PA           GREENE
16384 R & J LUMBER #1                     ATLAS AMERICA SERIES 21-B                         0.875             1 PA           FAYETT
16396 AEP # 27                            ATLAS AMERICA SERIES 21-B                         0.825             1 OH           NOBLE
16399 HUNTER # 2 (GLEP BONANZA SYS)       ATLAS AMERICA PUBLIC 10 LTD                     0.84375             1 OH           PORTAG
16404 ATLAS/MATTMARK # 36                 ATLAS AMERICA PUBLIC 10 LTD                        0.85             1 OH           NOBLE
16405 AEP #34                             ATLAS AMERICA SERIES 21-B                         0.825             1 OH           MUSKIN
16406 ATLAS/MATTMARK # 1                  ATLAS AMERICA SERIES 21-B                          0.85             1 OH           NOBLE
16407 ATLAS/MATTMARK # 2                  ATLAS AMERICA SERIES 21-B                          0.85             1 OH           NOBLE
16408 ATLAS/MATTMARK # 3                  ATLAS AMERICA SERIES 20 LTD                     0.81875             1 OH           NOBLE
16409 ATLAS/MATTMARK # 4                  ATLAS AMERICA SERIES 20 LTD                     0.81875             1 OH           NOBLE
16410 ATLAS/MATTMARK # 5                  ATLAS AMERICA SERIES 20 LTD                     0.81875             1 OH           NOBLE
16411 HILLES #5                           ATLAS AMERICA PUBLIC 9 LTD                        0.875             1 OH           MAHONI
16413 PUSKARICH # 2                       ATLAS AMERICA SERIES 21-A                      0.813674             1 OH           HARRIS
16414 BALDWIN UT.# 5                      ATLAS AMERICA PUBLIC 9 LTD                        0.875             1 OH           HARRIS
16415 BALDWIN UT.# 6                      ATLAS AMERICA SERIES 21-B                      0.857649             1 OH           HARRIS
16416 COLE UT.# 3                         ATLAS AMERICA PUBLIC 10 LTD                   0.8300782             1 OH           HARRIS
16417 WAGNER, R.# 1                       ATLAS AMERICA SERIES 21-B                       0.83008             1 OH           HARRIS
16418 STIERS # 9-1                        ATLAS AMERICA PUBLIC 9 LTD                        0.875             1 OH           NOBLE
16419 AEP # 9-6                           ATLAS AMERICA PUBLIC 9 LTD                        0.825             1 OH           MUSKIN
16420 AEP # 9-07                          ATLAS AMERICA PUBLIC 9 LTD                        0.825             1 OH           MUSKIN
16421 AEP # 9-09                          ATLAS AMERICA PUBLIC 9 LTD                    0.8204743             1 OH           MUSKIN
16422 AEP # 9-10                          ATLAS AMERICA PUBLIC 9 LTD                        0.875             1 OH           NOBLE
16423 AEP # 9-11                          ATLAS AMERICA PUBLIC 9 LTD                        0.825             1 OH           NOBLE
16424 AEP # 9-13                          ATLAS AMERICA PUBLIC 9 LTD                        0.825             1 OH           NOBLE
16426 ATLAS/MATTMARK # 08                 ATLAS AMERICA SERIES 21-A                          0.85             1 OH           NOBLE
16429 BUKOVITZ # 4-1                      ATLAS AMERICA PUBLIC 9 LTD                        0.875             1 PA           FAYETT
16430 ATLAS/MATTMARK # 06                 ATLAS AMERICA PUBLIC 9 LTD                         0.85             1 OH           NOBLE
16431 AEP # 9-08                          ATLAS AMERICA PUBLIC 9 LTD                        0.825             1 OH           MUSKIN
16433 LAUTZENHEISER # 2                   ATLAS AMERICA SERIES 20 LTD                     0.82375             1 OH           COLUMB
16434 TATMAN # 4                          ATLAS AMERICA SERIES 21-B                         0.875             1 OH           TUSCAR
16435 BIDDLESTONE # 1                     ATLAS AMERICA PUBLIC 9 LTD                        0.875             1 OH           TUSCAR
16436 SUMMER #7, R.                       ATLAS AMERICA PUBLIC 9 LTD                        0.875             1 OH           COLUMB
16437 CFR/USX # 3                         ATLAS AMERICA PUBLIC 9 LTD                        0.875             1 PA           FAYETT
16438 DICARLO # 2                         ATLAS AMERICA PUBLIC 9 LTD                        0.875             1 PA           FAYETT


16439 DICARLO UT.# 3                              0                         0                    0.2975                0.00109169
16442 ATLAS/MATTMARK # 11                   0.03125                         0                 0.2210625                         0
16444 ATLAS/MATTMARK # 13                         0                         0                0.28758559                         0
16445 ATLAS/MATTMARK # 14                         0                         0                    0.2465                         0
16446 ATLAS/MATTMARK # 15                         0                         0                    0.2465                         0
16447 FAVERIO # 1                                 0                         0                0.29604399                         0
16448 FRANKHOUSER UT.# 1                          0                         0                   0.25375                         0
16451 SHERRIN # 1                                 0                         0                0.29604399                         0
16452 CARDINE #1                                  0                         0                    0.2975                0.00109169
16453 ATLAS/MATTMARK # 16                         0                         0                0.27200082                         0
16454 ATLAS/MATTMARK # 17                         0                         0                0.28758559                         0
16455 PODOLINSKI #1                               0                         0                0.28000085                         0
16457 CORDELL # 2                                 0                         0                   0.25375                         0
16458 AEP # 9-16                                  0                         0                   0.23925                         0
16459 AEP # 18                                    0                         0                0.27912719                         0
16460 VAIL #1                                     0                         0                0.29604399                         0
16461 VAIL # 2                                    0                         0                0.29604399                         0
16462 VAIL # 3                                    0                         0                0.29604399                         0
16464 SKOVRAN # 7                                 0                         0                    0.2975                0.00109169
16465 SKOVRAN # 8                                 0                         0                0.29604399                         0
16466 ATLAS AMERICA # 6-D                         0                         0                0.29604399                         0
16467 ATLAS AMERICA # 07-D                        0                         0                0.29604399                         0
16468 ATLAS AMERICA # 08-D                        0                         0                0.29604399                         0
16469 GIROLAMI # 1                                0                         0                0.29604399                         0
16470 HOEHN UT.#2A                                0                         0                    0.2975                0.00109169
16471 POLLICK # 3                                 0                         0                    0.2975                0.00109169
16472 HALL HOGSETT # 5                            0                         0                0.29604399                         0
16474 KESLAR UT # 5                               0                         0                0.29604399                         0
16475 ATLAS/MATTMARK # 19                         0                         0                     0.289                0.00106049
16476 ATLAS/MATTMARK # 20A                        0                         0                0.28758559                         0
16479 GILL # 2                                    0                         0                 0.2640008                         0
16480 DICARLO # 4                                 0                         0                0.29604399                         0
16481 DICARLO # 5                                 0                         0                0.29604399                         0
16482 THOMAS, MARY # 1                            0                         0                    0.2975                0.00109169
16483 THOMAS, MARY # 2                            0                         0                0.29604399                         0
16484 LAMBERT/USX # 2                             0                         0                0.29604399                         0
16485 BIDDLE # 1                                  0                         0                0.29604399                         0
16486 HEADLEE # 1                                 0                         0                0.29604399                         0
16490 BEAL UNIT # 2                               0                         0                0.29604399                         0
16491 FRANKHOUSER # 2                             0                         0                    0.2975                0.00109169
16495 NOVOTNY UT.# 1-D                            0                         0                0.29604399                         0
16496 ATLAS AMERICA # 10-D                        0                         0                0.28000085                         0
16499 ATLAS/MATTMARK # 22                         0                         0                     0.289                0.00106049
16500 WAGNER, R. UT. #2                           0                         0                0.28084526                         0
16503 SHINABERRY UT.# 2                           0                         0                0.28000085                         0
16510 ATLAS/MATTMARK #43                          0                         0                0.27200082                         0
16520 HAWKINS BEDELL #2                     0.03125                         0                 0.2278125                         0
16521 CHECK UNIT #1, G.                           0                         0                   0.25375                         0
16524 LACAVA/USX # 1                              0                         0                   0.25375                         0
16525 LACAVA/USX UT.#2                            0                         0                0.29604399                         0
16526 STOKEN #1                                   0                         0                   0.25375                         0
16527 STOKEN # 2                            0.03125                         0                 0.2278125                         0
16528 CFR-USX #2                            0.03125                         0                 0.2278125                         0
16529 KESLAR # 4                            0.03125                         0                 0.2446875                         0
16530 CROUSHORE # 2                               0                         0                   0.25375                         0
16531 STINER UNIT # 1                             0                         0                   0.25375                         0
16532 FAIRBANK ROD & GUN # 1                      0                         0                   0.25375                         0
16533 SKOVRAN UNIT # 6                            0                         0                   0.25375                         0
16534 BROWN UT.#1, DOROTHY                  0.03125                         0                 0.2278125                         0
16535 DEATON UNIT # 1                             0                         0                   0.25375                         0
16538 FAIRBANK ROD & GUN # 2                0.03125                         0                 0.2278125                         0
16539 SOBERDASH # 1                               0                         0                   0.25375                         0
16540 SOBERDASH # 2                         0.03125                         0                 0.2278125                         0
16541 BEABER, H. #1                               0                         0                   0.25375                         0
16542 AEP # 20-1                            0.03125                         0                 0.2143125                         0
16543 AEP # 20-2                            0.03125                         0                 0.2143125                         0
16544 AEP # 20-3                            0.03125                         0                 0.2143125                         0
16545 AEP # 20-4                            0.03125                         0                 0.2143125                         0
16546 LYON # 20-5                           0.03125                         0                0.21304688                         0
16547 TIBERI # 1                                  0                         0                   0.25375                         0
16548 BUKOVITZ # 1-1                              0                         0                   0.25375                         0
16549 WARNER UT.#1                                0                         0                   0.25375                         0
16550 AEP #37                                     0                         0                 0.2640008                         0
16552 RIFFLE #2                             0.03125                         0                 0.2278125                         0
16553 ANTRAM UT.#2                          0.03125                         0                 0.2278125                         0
16554 ANTRAM UT.#3                          0.03125                         0                 0.2278125                         0
16555 CRABLE / HOGSETT # 1                        0                         0                   0.25375                         0
16556 DICK UT.#1                                  0                         0                   0.25375                         0
16557 EAST HUNTINGDON #2                    0.03125                         0                 0.2278125                         0
16558 HALL HOGSETT # 4                      0.03125                         0                 0.2278125                         0
16559 HALL HOGSETT # 7                      0.03125                         0                 0.2278125                         0
16568 GARBRANDT #2                          0.03125                         0                 0.2278125                         0
16569 GREEN UNIT # 2                              0                         0                0.29604399                         0
16573 IRWIN # 3                             0.03125                         0                0.22042989                         0


                                                                          29

(RESTUBBED TABLE)

16439 DICARLO UT.# 3                        0.29859169                 0.00124764            0.34124764 ATLAS RESOURCES, INC.
16442 ATLAS/MATTMARK # 11                    0.2523125                          0                  0.27 ATLAS ENERGY GROUP, INC.
16444 ATLAS/MATTMARK # 13                   0.28758559                          0            0.33833599 ATLAS ENERGY GROUP, INC.
16445 ATLAS/MATTMARK # 14                       0.2465                          0                  0.29 ATLAS ENERGY GROUP, INC.
16446 ATLAS/MATTMARK # 15                       0.2465                          0                  0.29 ATLAS ENERGY GROUP, INC.
16447 FAVERIO # 1                           0.29604399                          0            0.33833599 ATLAS RESOURCES, INC.
16448 FRANKHOUSER UT.# 1                       0.25375                          0                  0.29 ATLAS RESOURCES, INC.
16451 SHERRIN # 1                           0.29604399                          0            0.33833599 ATLAS RESOURCES, INC.
16452 CARDINE #1                            0.29859169                 0.00124764            0.34124764 ATLAS RESOURCES, INC.
16453 ATLAS/MATTMARK # 16                   0.27200082                          0            0.32000097 ATLAS ENERGY GROUP, INC.
16454 ATLAS/MATTMARK # 17                   0.28758559                          0            0.33833599 ATLAS ENERGY GROUP, INC.
16455 PODOLINSKI #1                         0.28000085                          0            0.32000097 ATLAS RESOURCES, INC.
16457 CORDELL # 2                              0.25375                          0                  0.29 ATLAS ENERGY GROUP, INC.
16458 AEP # 9-16                               0.23925                          0                  0.29 ATLAS ENERGY GROUP, INC.
16459 AEP # 18                              0.27912719                          0            0.33833599 ATLAS ENERGY GROUP, INC.
16460 VAIL #1                               0.29604399                          0            0.33833599 ATLAS RESOURCES, INC.
16461 VAIL # 2                              0.29604399                          0            0.33833599 ATLAS RESOURCES, INC.
16462 VAIL # 3                              0.29604399                          0            0.33833599 ATLAS RESOURCES, INC.
16464 SKOVRAN # 7                           0.29859169                 0.00124764            0.34124764 ATLAS RESOURCES, INC.
16465 SKOVRAN # 8                           0.29604399                          0            0.33833599 ATLAS RESOURCES, INC.
16466 ATLAS AMERICA # 6-D                   0.29604399                          0            0.33833599 ATLAS ENERGY GROUP, INC.
16467 ATLAS AMERICA # 07-D                  0.29604399                          0            0.33833599 ATLAS ENERGY GROUP, INC.
16468 ATLAS AMERICA # 08-D                  0.29604399                          0            0.33833599 ATLAS ENERGY GROUP, INC.
16469 GIROLAMI # 1                          0.29604399                          0            0.33833599 ATLAS RESOURCES, INC.
16470 HOEHN UT.#2A                          0.29859169                 0.00124764            0.34124764 ATLAS RESOURCES, INC.
16471 POLLICK # 3                           0.29859169                 0.00124764            0.34124764 ATLAS RESOURCES, INC.
16472 HALL HOGSETT # 5                      0.29604399                          0            0.33833599 ATLAS RESOURCES, INC.
16474 KESLAR UT # 5                         0.29604399                          0            0.33833599 ATLAS RESOURCES, INC.
16475 ATLAS/MATTMARK # 19                   0.29006049                 0.00124764            0.34124764 ATLAS ENERGY GROUP, INC.
16476 ATLAS/MATTMARK # 20A                  0.28758559                          0            0.33833599 ATLAS ENERGY GROUP, INC.
16479 GILL # 2                               0.2640008                          0            0.32000097 ATLAS ENERGY GROUP, INC.
16480 DICARLO # 4                           0.29604399                          0            0.33833599 ATLAS RESOURCES, INC.
16481 DICARLO # 5                           0.29604399                          0            0.33833599 ATLAS RESOURCES, INC.
16482 THOMAS, MARY # 1                      0.29859169                 0.00124764            0.34124764 ATLAS RESOURCES, INC.
16483 THOMAS, MARY # 2                      0.29604399                          0            0.33833599 ATLAS RESOURCES, INC.
16484 LAMBERT/USX # 2                       0.29604399                          0            0.33833599 ATLAS RESOURCES, INC.
16485 BIDDLE # 1                            0.29604399                          0            0.33833599 ATLAS RESOURCES, INC.
16486 HEADLEE # 1                           0.29604399                          0            0.33833599 ATLAS RESOURCES, INC.
16490 BEAL UNIT # 2                         0.29604399                          0            0.33833599 ATLAS ENERGY GROUP, INC.
16491 FRANKHOUSER # 2                       0.29859169                 0.00124764            0.34124764 ATLAS RESOURCES, INC.
16495 NOVOTNY UT.# 1-D                      0.29604399                          0            0.33833599 ATLAS ENERGY GROUP, INC.
16496 ATLAS AMERICA # 10-D                  0.28000085                          0            0.32000097 ATLAS ENERGY GROUP, INC.
16499 ATLAS/MATTMARK # 22                   0.29006049                 0.00124764            0.34124764 ATLAS ENERGY GROUP, INC.
16500 WAGNER, R. UT. #2                     0.28084526                          0            0.33833599 ATLAS ENERGY GROUP, INC.
16503 SHINABERRY UT.# 2                     0.28000085                          0            0.32000097 ATLAS ENERGY GROUP, INC.
16510 ATLAS/MATTMARK #43                    0.27200082                          0            0.32000097 ATLAS ENERGY GROUP, INC.
16520 HAWKINS BEDELL #2                      0.2590625                          0                  0.27 ATLAS ENERGY GROUP, INC.
16521 CHECK UNIT #1, G.                        0.25375                          0                  0.29 ATLAS RESOURCES, INC.
16524 LACAVA/USX # 1                           0.25375                          0                  0.29 ATLAS RESOURCES, INC.
16525 LACAVA/USX UT.#2                      0.29604399                          0            0.33833599 ATLAS RESOURCES, INC.
16526 STOKEN #1                                0.25375                          0                  0.29 ATLAS RESOURCES, INC.
16527 STOKEN # 2                             0.2590625                          0                  0.27 ATLAS RESOURCES, INC.
16528 CFR-USX #2                             0.2590625                          0                  0.27 ATLAS RESOURCES, INC.
16529 KESLAR # 4                             0.2759375                          0                  0.29 ATLAS RESOURCES, INC.
16530 CROUSHORE # 2                            0.25375                          0                  0.29 ATLAS RESOURCES, INC.
16531 STINER UNIT # 1                          0.25375                          0                  0.29 ATLAS RESOURCES, INC.
16532 FAIRBANK ROD & GUN # 1                   0.25375                          0                  0.29 ATLAS RESOURCES, INC.
16533 SKOVRAN UNIT # 6                         0.25375                          0                  0.29 ATLAS RESOURCES, INC.
16534 BROWN UT.#1, DOROTHY                   0.2590625                          0                  0.27 ATLAS RESOURCES, INC.
16535 DEATON UNIT # 1                          0.25375                          0                  0.29 ATLAS RESOURCES, INC.
16538 FAIRBANK ROD & GUN # 2                 0.2590625                          0                  0.27 ATLAS RESOURCES, INC.
16539 SOBERDASH # 1                            0.25375                          0                  0.29 ATLAS RESOURCES, INC.
16540 SOBERDASH # 2                          0.2590625                          0                  0.27 ATLAS RESOURCES, INC.
16541 BEABER, H. #1                            0.25375                          0                  0.29 ATLAS ENERGY GROUP, INC.
16542 AEP # 20-1                             0.2455625                          0                  0.27 ATLAS ENERGY GROUP, INC.
16543 AEP # 20-2                             0.2455625                          0                  0.27 ATLAS ENERGY GROUP, INC.
16544 AEP # 20-3                             0.2455625                          0                  0.27 ATLAS ENERGY GROUP, INC.
16545 AEP # 20-4                             0.2455625                          0                  0.27 ATLAS ENERGY GROUP, INC.
16546 LYON # 20-5                           0.24429688                          0                  0.27 ATLAS ENERGY GROUP, INC.
16547 TIBERI # 1                               0.25375                          0                  0.29 ATLAS RESOURCES, INC.
16548 BUKOVITZ # 1-1                           0.25375                          0                  0.29 ATLAS RESOURCES, INC.
16549 WARNER UT.#1                             0.25375                          0                  0.29 ATLAS ENERGY GROUP, INC.
16550 AEP #37                                0.2640008                          0            0.32000097 ATLAS RESOURCES, INC.
16552 RIFFLE #2                              0.2590625                          0                  0.27 ATLAS RESOURCES, INC.
16553 ANTRAM UT.#2                           0.2590625                          0                  0.27 ATLAS RESOURCES, INC.
16554 ANTRAM UT.#3                           0.2590625                          0                  0.27 ATLAS RESOURCES, INC.
16555 CRABLE / HOGSETT # 1                     0.25375                          0                  0.29 ATLAS RESOURCES, INC.
16556 DICK UT.#1                               0.25375                          0                  0.29 ATLAS RESOURCES, INC.
16557 EAST HUNTINGDON #2                     0.2590625                          0                  0.27 ATLAS RESOURCES, INC.
16558 HALL HOGSETT # 4                       0.2590625                          0                  0.27 ATLAS RESOURCES, INC.
16559 HALL HOGSETT # 7                       0.2590625                          0                  0.27 ATLAS RESOURCES, INC.
16568 GARBRANDT #2                           0.2590625                          0                  0.27 ATLAS ENERGY GROUP, INC.
16569 GREEN UNIT # 2                        0.29604399                          0            0.33833599 RESOURCE ENERGY INC
16573 IRWIN # 3                             0.25167989                          0                  0.27 ATLAS ENERGY GROUP, INC.

(RESTUBBED TABLE)

16439 DICARLO UT.# 3                  ATLAS AMERICA SERIES 21-B                        0.875               1 PA           FAYETT
16442 ATLAS/MATTMARK # 11             ATLAS AMERICA SERIES 20 LTD                    0.81875               1 OH           NOBLE
16444 ATLAS/MATTMARK # 13             ATLAS AMERICA SERIES 21-A                         0.85               1 OH           NOBLE
16445 ATLAS/MATTMARK # 14             ATLAS AMERICA PUBLIC 9 LTD                        0.85               1 OH           NOBLE
16446 ATLAS/MATTMARK # 15             ATLAS AMERICA PUBLIC 9 LTD                        0.85               1 OH           NOBLE
16447 FAVERIO # 1                     ATLAS AMERICA SERIES 21-A                        0.875               1 PA           FAYETT
16448 FRANKHOUSER UT.# 1              ATLAS AMERICA PUBLIC 9 LTD                       0.875               1 PA           FAYETT
16451 SHERRIN # 1                     ATLAS AMERICA SERIES 21-A                        0.875               1 PA           FAYETT
16452 CARDINE #1                      ATLAS AMERICA SERIES 21-B                        0.875               1 PA           FAYETT
16453 ATLAS/MATTMARK # 16             ATLAS AMERICA PUBLIC 10 LTD                       0.85               1 OH           NOBLE
16454 ATLAS/MATTMARK # 17             ATLAS AMERICA SERIES 21-A                         0.85               1 OH           NOBLE
16455 PODOLINSKI #1                   ATLAS AMERICA PUBLIC 10 LTD                      0.875               1 PA           FAYETT
16457 CORDELL # 2                     ATLAS AMERICA PUBLIC 9 LTD                       0.875               1 OH           NOBLE
16458 AEP # 9-16                      ATLAS AMERICA PUBLIC 9 LTD                       0.825               1 OH           NOBLE
16459 AEP # 18                        ATLAS AMERICA SERIES 21-A                        0.825               1 OH           NOBLE
16460 VAIL #1                         ATLAS AMERICA SERIES 21-A                        0.875               1 PA           FAYETT
16461 VAIL # 2                        ATLAS AMERICA SERIES 21-A                        0.875               1 PA           FAYETT
16462 VAIL # 3                        ATLAS AMERICA SERIES 21-A                        0.875               1 PA           FAYETT
16464 SKOVRAN # 7                     ATLAS AMERICA SERIES 21-B                        0.875               1 PA           FAYETT
16465 SKOVRAN # 8                     ATLAS AMERICA SERIES 21-A                        0.875               1 PA           FAYETT
16466 ATLAS AMERICA # 6-D             ATLAS AMERICA SERIES 21-A                        0.875               1 OH           MAHONI
16467 ATLAS AMERICA # 07-D            ATLAS AMERICA SERIES 21-A                        0.875               1 OH           MAHONI
16468 ATLAS AMERICA # 08-D            ATLAS AMERICA SERIES 21-A                        0.875               1 OH           MAHONI
16469 GIROLAMI # 1                    ATLAS AMERICA SERIES 21-A                        0.875               1 PA           FAYETT
16470 HOEHN UT.#2A                    ATLAS AMERICA SERIES 21-B                        0.875               1 PA           FAYETT
16471 POLLICK # 3                     ATLAS AMERICA SERIES 21-B                        0.875               1 PA           FAYETT
16472 HALL HOGSETT # 5                ATLAS AMERICA SERIES 21-A                        0.875               1 PA           FAYETT
16474 KESLAR UT # 5                   ATLAS AMERICA SERIES 21-A                        0.875               1 PA           FAYETT
16475 ATLAS/MATTMARK # 19             ATLAS AMERICA SERIES 21-B                         0.85               1 OH           NOBLE
16476 ATLAS/MATTMARK # 20A            ATLAS AMERICA SERIES 21-A                         0.85               1 OH           NOBLE
16479 GILL # 2                        ATLAS AMERICA PUBLIC 10 LTD                      0.825               1 OH           MUSKIN
16480 DICARLO # 4                     ATLAS AMERICA SERIES 21-A                        0.875               1 PA           FAYETT
16481 DICARLO # 5                     ATLAS AMERICA SERIES 21-A                        0.875               1 PA           FAYETT
16482 THOMAS, MARY # 1                ATLAS AMERICA SERIES 21-B                        0.875               1 PA           FAYETT
16483 THOMAS, MARY # 2                ATLAS AMERICA SERIES 21-A                        0.875               1 PA           FAYETT
16484 LAMBERT/USX # 2                 ATLAS AMERICA SERIES 21-A                        0.875               1 PA           FAYETT
16485 BIDDLE # 1                      ATLAS AMERICA SERIES 21-A                        0.875               1 PA           GREENE
16486 HEADLEE # 1                     ATLAS AMERICA SERIES 21-A                        0.875               1 PA           GREENE
16490 BEAL UNIT # 2                   ATLAS AMERICA SERIES 21-A                        0.875               1 OH           PORTAG
16491 FRANKHOUSER # 2                 ATLAS AMERICA SERIES 21-B                        0.875               1 PA           FAYETT
16495 NOVOTNY UT.# 1-D                ATLAS AMERICA SERIES 21-A                        0.875               1 OH           MAHONI
16496 ATLAS AMERICA # 10-D            ATLAS AMERICA PUBLIC 10 LTD                      0.875               1 OH           MAHONI
16499 ATLAS/MATTMARK # 22             ATLAS AMERICA SERIES 21-B                         0.85               1 OH           NOBLE
16500 WAGNER, R. UT. #2               ATLAS AMERICA SERIES 21-A                     0.830078               1 OH           HARRIS
16503 SHINABERRY UT.# 2               ATLAS AMERICA PUBLIC 10 LTD                      0.875               1 OH           TUSCAR
16510 ATLAS/MATTMARK #43              ATLAS AMERICA PUBLIC 10 LTD                       0.85               1 OH           NOBLE
16520 HAWKINS BEDELL #2               ATLAS AMERICA SERIES 20 LTD                    0.84375               1 OH           MAHONI
16521 CHECK UNIT #1, G.               ATLAS AMERICA PUBLIC 9 LTD                       0.875               1 PA           FAYETT
16524 LACAVA/USX # 1                  ATLAS AMERICA PUBLIC 9 LTD                       0.875               1 PA           FAYETT
16525 LACAVA/USX UT.#2                ATLAS AMERICA SERIES 21-A                        0.875               1 PA           FAYETT
16526 STOKEN #1                       ATLAS AMERICA PUBLIC 9 LTD                       0.875               1 PA           FAYETT
16527 STOKEN # 2                      ATLAS AMERICA SERIES 20 LTD                    0.84375               1 PA           FAYETT
16528 CFR-USX #2                      ATLAS AMERICA SERIES 20 LTD                    0.84375               1 PA           FAYETT
16529 KESLAR # 4                      ATLAS AMERICA PUBLIC 9 LTD                     0.84375               1 PA           FAYETT
16530 CROUSHORE # 2                   ATLAS AMERICA PUBLIC 9 LTD                       0.875               1 PA           FAYETT
16531 STINER UNIT # 1                 ATLAS AMERICA PUBLIC 9 LTD                       0.875               1 PA           FAYETT
16532 FAIRBANK ROD & GUN # 1          ATLAS AMERICA PUBLIC 9 LTD                       0.875               1 PA           FAYETT
16533 SKOVRAN UNIT # 6                ATLAS AMERICA PUBLIC 9 LTD                       0.875               1 PA           FAYETT
16534 BROWN UT.#1, DOROTHY            ATLAS AMERICA SERIES 20 LTD                    0.84375               1 PA           FAYETT
16535 DEATON UNIT # 1                 ATLAS AMERICA PUBLIC 9 LTD                       0.875               1 PA           FAYETT
16538 FAIRBANK ROD & GUN # 2          ATLAS AMERICA SERIES 20 LTD                    0.84375               1 PA           FAYETT
16539 SOBERDASH # 1                   ATLAS AMERICA PUBLIC 9 LTD                       0.875               1 PA           FAYETT
16540 SOBERDASH # 2                   ATLAS AMERICA SERIES 20 LTD                    0.84375               1 PA           FAYETT
16541 BEABER, H. #1                   ATLAS AMERICA PUBLIC 9 LTD                       0.875               1 OH           STARK
16542 AEP # 20-1                      ATLAS AMERICA SERIES 20 LTD                    0.79375               1 OH           NOBLE
16543 AEP # 20-2                      ATLAS AMERICA SERIES 20 LTD                    0.79375               1 OH           NOBLE
16544 AEP # 20-3                      ATLAS AMERICA SERIES 20 LTD                    0.79375               1 OH           MUSKIN
16545 AEP # 20-4                      ATLAS AMERICA SERIES 20 LTD                    0.79375               1 OH           MUSKIN
16546 LYON # 20-5                     ATLAS AMERICA SERIES 20 LTD                  0.7890625               1 OH           MEIGS
16547 TIBERI # 1                      ATLAS AMERICA PUBLIC 9 LTD                       0.875               1 PA           FAYETT
16548 BUKOVITZ # 1-1                  ATLAS AMERICA PUBLIC 9 LTD                       0.875               1 PA           FAYETT
16549 WARNER UT.#1                    ATLAS AMERICA PUBLIC 9 LTD                       0.875               1 OH           STARK
16550 AEP #37                         ATLAS AMERICA PUBLIC 10 LTD                      0.825               1 OH           MUSKIN
16552 RIFFLE #2                       ATLAS AMERICA SERIES 20 LTD                    0.84375               1 PA           FAYETT
16553 ANTRAM UT.#2                    ATLAS AMERICA SERIES 20 LTD                    0.84375               1 PA           FAYETT
16554 ANTRAM UT.#3                    ATLAS AMERICA SERIES 20 LTD                    0.84375               1 PA           FAYETT
16555 CRABLE / HOGSETT # 1            ATLAS AMERICA PUBLIC 9 LTD                       0.875               1 PA           FAYETT
16556 DICK UT.#1                      ATLAS AMERICA PUBLIC 9 LTD                       0.875               1 PA           FAYETT
16557 EAST HUNTINGDON #2              ATLAS AMERICA SERIES 20 LTD                    0.84375               1 PA           FAYETT
16558 HALL HOGSETT # 4                ATLAS AMERICA SERIES 20 LTD                    0.84375               1 PA           FAYETT
16559 HALL HOGSETT # 7                ATLAS AMERICA SERIES 20 LTD                    0.84375               1 PA           FAYETT
16568 GARBRANDT #2                    ATLAS AMERICA SERIES 20 LTD                    0.84375               1 OH           TUSCAR
16569 GREEN UNIT # 2                  ATLAS AMERICA SERIES 21-A                        0.875               1 NY           CHAUTA
16573 IRWIN # 3                       ATLAS AMERICA SERIES 20 LTD                   0.816407               1 OH           COLUMB



16575 SLUSS # 7                             0.03125                         0                 0.2278125                         0
16576 EDWARDS #3                            0.03125                         0                 0.2278125                         0
16577 ATLAS AMERICA # 01-D                  0.03125                         0                 0.2278125                         0
16578 ATLAS AMERICA # 02-D                  0.03125                         0                 0.2278125                         0
16579 ATLAS AMERICA # 03-D                 0.042063                         0                 0.2278125                         0
16580 ATLAS AMERICA # 04-D                 0.042063                         0                 0.2278125                         0
16581 ATLAS AMERICA # 05-D                 0.042063                         0                 0.2278125                         0
16582 HOEHN #1                              0.03125                         0                 0.2278125                         0
16583 KESLAR #2                             0.03125                         0                 0.2278125                         0
16584 KESLAR #3                             0.03125                         0                 0.2278125                         0
16585 BUKOVITZ TR 3 - #2                    0.03125                         0                 0.2278125                         0
16586 HALL HOGSETT # 1                      0.03125                         0                 0.2278125                         0
16587 HILLES UT.#7                          0.03125                         0                 0.2278125                         0
16588 BUKOVITZ #5-2                               0                         0                   0.25375                         0
16589 COGLEY #2                             0.03125                         0                 0.2278125                         0
16593 SANOR #5                                    0                         0                   0.24215                         0
16597 CFR-USX #1                            0.03125                         0                 0.2278125                         0
16598 FILBERT SUPPLY #2                     0.03125                         0                 0.2278125                         0
16599 GRANT #2                              0.03125                         0                 0.2278125                         0
16898 GRANT UT.#3                           0.03125                         0                 0.2278125                         0
16899 GRANT UT.# 4                          0.03125                         0                 0.2278125                         0
16900 GRANT # 5                                   0                         0                   0.25375                         0
17002 KERINS #3                              0.0625                  0.164125                         0                         0
17003 KEIFER #1                              0.0625                  0.164125                         0                         0
17004 LEALI # 3                              0.0625                 0.1275024                         0                         0
17006 TURNER PRICE                            0.075                 0.1236256                         0                         0
17007 YOUNG ERB #2                            0.075                 0.1236256                         0                         0
17008 ROWE #1                                0.0625                 0.1256304                         0                         0
17009 ROWE #2                                0.0625                 0.1277472                         0                         0
17010 FOLTZ C # 1                            0.0625                 0.1586023                         0                         0
17011 FOLTZ C # 2                            0.0625                  0.157032                         0                         0
17012 ZRELIAK #1                              0.075                     0.128                         0                         0
17015 LEFES UNIT # 1                         0.0625                         0                         0                         0
17016 MARRIOTT #1                            0.0625                         0                         0                         0
17017 CHRISTY # 2                             0.075                     0.128                         0                         0
17018 VFW HICKORY #1                         0.0625                 0.1714375                         0                         0
17019 VFW HICKORY #2                         0.0625                    0.1495                         0                         0
17023 RENO #1                                0.0625                 0.0351224                0.01631028                0.00152169
17024 ROMBOLD #1                             0.0625                      0.13                         0                         0
17025 ROLLINSON #1                           0.0625                 0.1258944                         0                         0
17026 S.V.O.H. #1                            0.0625                         0                         0                         0
17028 WOODS D #3                             0.0625                         0                         0                         0
17029 MADURA #1                              0.0625                         0                         0                         0
17030 FIVE BROTHERS #2                        0.075                 0.2123091                0.07800394                         0
17033 HANSON #1                               0.075                     0.144                         0                         0
17037 O'KRESIK #1                            0.0625                         0                         0                         0
17038 O'KRESIK #2                            0.0625                  0.164125                         0                         0
17039 ROLLINSON #4                           0.0625                         0                         0                         0
17040 ROLLINSON #3                           0.0625                         0                         0                         0
17044 KENNEDY # 1                            0.0625                      0.13                         0                         0
17057 SPERRING #1                            0.0625                  0.138125                         0                         0
17058 DEMARCO # 1                             0.075                     0.128                         0                         0
17060 SNYDER # 1                             0.0625                 0.1586023                         0                         0
17061 ROLLINSON #2A                          0.0625                 0.1664442                         0                         0
17062 BRONICH # 1                            0.0625                      0.13                         0                         0
17063 GAINES #1                              0.0625                         0                         0                         0
17064 QUARTERSON #1                          0.0625                     0.065                         0                         0
17066 PLAWKY #1                               0.075                     0.096                     0.032                 0.0083664
17068 PLAWKY #2                               0.075                     0.096                     0.032                 0.0083664
17069 SPERRING #2                            0.0625                         0                         0                         0
17070 CITY OF HERMITAGE # 1                  0.0625                 0.1714375                         0                         0
17071 CURRIE # 1                             0.0625                  0.138125                         0                         0
17072 KOVACH #1                              0.0625                 0.1714375                         0                         0
17073 BOYER # 1                              0.0625                  0.170625                         0                         0
17074 MILLER # 1                             0.0625                         0                         0                         0
17075 WELCH UNIT #1                           0.075                     0.072                   0.08952                0.00835191
17076 MOREFIELD UNIT #1                      0.0625                  0.138125                         0                         0
17078 KRAYNAK # 1                            0.0625                 0.1795625                         0                         0
17079 KRAYNAK # 2                             0.075                     0.072                   0.08952                0.00835191
17080 TALOWSKY #1                            0.0625                  0.138125                         0                         0
17081 COPPAGE # 1                            0.0625                  0.138125                         0                         0
17082 VALENTINE UNIT #1                      0.0625                  0.138125                         0                         0
17083 CORNMAN # 1                            0.0625                 0.1421875                         0                         0
17084 HAYLA #1                               0.0625                 0.1421875                         0                         0
17085 MUDRAK #1                              0.0625                 0.1421875                         0                         0
17086 DARBY # 1                              0.0625                  0.138125                         0                         0
17087 COULTER # 1                            0.0625                 0.1421875                         0                         0
17088 HOGUE #1                                0.075                     0.072                   0.08952                0.00835191
17089 HOGUE #2                               0.0625                    0.1495                         0                         0
17091 MAYERNICK #2                            0.075                     0.108                 0.0487254                         0
17092 LEALI # 5                              0.0625                  0.138125                         0                         0
17093 RENO #2                                0.0625                    0.1495                         0                         0
17094 SHIDERLY #1                            0.0625                    0.1495                         0                         0
17095 CANNON # 1                             0.0625                    0.1495                         0                         0


                                                                          30

(RESTUBBED TABLE)

16575 SLUSS # 7                                0.2590625                      0                     0.27 ATLAS ENERGY GROUP, INC.
16576 EDWARDS #3                               0.2590625                      0                     0.27 ATLAS ENERGY GROUP, INC.
16577 ATLAS AMERICA # 01-D                     0.2590625                      0                     0.27 ATLAS ENERGY GROUP, INC.
16578 ATLAS AMERICA # 02-D                     0.2590625                      0                     0.27 ATLAS ENERGY GROUP, INC.
16579 ATLAS AMERICA # 03-D                     0.2698755                      0                     0.27 ATLAS ENERGY GROUP, INC.
16580 ATLAS AMERICA # 04-D                     0.2698755                      0                     0.27 ATLAS ENERGY GROUP, INC.
16581 ATLAS AMERICA # 05-D                     0.2698755                      0                     0.27 ATLAS ENERGY GROUP, INC.
16582 HOEHN #1                                 0.2590625                      0                     0.27 ATLAS RESOURCES, INC.
16583 KESLAR #2                                0.2590625                      0                     0.27 ATLAS RESOURCES, INC.
16584 KESLAR #3                                0.2590625                      0                     0.27 ATLAS RESOURCES, INC.
16585 BUKOVITZ TR 3 - #2                       0.2590625                      0                     0.27 ATLAS RESOURCES, INC.
16586 HALL HOGSETT # 1                         0.2590625                      0                     0.27 ATLAS RESOURCES, INC.
16587 HILLES UT.#7                             0.2590625                      0                     0.27 ATLAS ENERGY GROUP, INC.
16588 BUKOVITZ #5-2                              0.25375                      0                     0.29 ATLAS RESOURCES, INC.
16589 COGLEY #2                                0.2590625                      0                     0.27 ATLAS ENERGY GROUP, INC.
16593 SANOR #5                                   0.24215                      0                     0.29 ATLAS ENERGY GROUP, INC.
16597 CFR-USX #1                               0.2590625                      0                     0.27 ATLAS RESOURCES, INC.
16598 FILBERT SUPPLY #2                        0.2590625                      0                     0.27 ATLAS RESOURCES, INC.
16599 GRANT #2                                 0.2590625                      0                     0.27 ATLAS RESOURCES, INC.
16898 GRANT UT.#3                              0.2590625                      0                     0.27 ATLAS RESOURCES, INC.
16899 GRANT UT.# 4                             0.2590625                      0                     0.27 ATLAS RESOURCES, INC.
16900 GRANT # 5                                  0.25375                      0                     0.29 ATLAS RESOURCES, INC.
17002 KERINS #3                                 0.226625                      0                    0.202 ATLAS RESOURCES, INC.
17003 KEIFER #1                                 0.226625                      0                    0.202 ATLAS RESOURCES, INC.
17004 LEALI # 3                                0.1900024                      0                     0.16 ATLAS RESOURCES, INC.
17006 TURNER PRICE                             0.1986256                      0                     0.16 ATLAS RESOURCES, INC.
17007 YOUNG ERB #2                             0.1986256                      0                     0.16 ATLAS RESOURCES, INC.
17008 ROWE #1                                  0.1881304                      0                     0.16 ATLAS RESOURCES, INC.
17009 ROWE #2                                  0.1902472                      0                     0.16 ATLAS RESOURCES, INC.
17010 FOLTZ C # 1                              0.2211023                      0                    0.202 ATLAS RESOURCES, INC.
17011 FOLTZ C # 2                               0.219532                      0                      0.2 ATLAS RESOURCES, INC.
17012 ZRELIAK #1                                   0.203                      0                     0.16 ATLAS RESOURCES, INC.
17015 LEFES UNIT # 1                              0.0625                      0                        0 ATLAS RESOURCES, INC.
17016 MARRIOTT #1                                 0.0625                      0                        0 ATLAS RESOURCES, INC.
17017 CHRISTY # 2                                  0.203                      0                     0.16 ATLAS RESOURCES, INC.
17018 VFW HICKORY #1                           0.2339375                      0                    0.211 ATLAS RESOURCES, INC.
17019 VFW HICKORY #2                               0.212                      0                    0.184 ATLAS RESOURCES, INC.
17023 RENO #1                                 0.11545437             0.00187285               0.06517474 ATLAS RESOURCES, INC.
17024 ROMBOLD #1                                  0.1925                      0                     0.16 ATLAS RESOURCES, INC.
17025 ROLLINSON #1                             0.1883944                      0                     0.16 ATLAS RESOURCES, INC.
17026 S.V.O.H. #1                                 0.0625                      0                        0 ATLAS RESOURCES, INC.
17028 WOODS D #3                                  0.0625                      0                        0 ATLAS RESOURCES, INC.
17029 MADURA #1                                   0.0625                      0                        0 ATLAS RESOURCES, INC.
17030 FIVE BROTHERS #2                        0.36531304                      0                   0.3692 ATLAS RESOURCES, INC.
17033 HANSON #1                                    0.219                      0                     0.18 ATLAS RESOURCES, INC.
17037 O'KRESIK #1                                 0.0625                      0                        0 ATLAS RESOURCES, INC.
17038 O'KRESIK #2                               0.226625                      0                    0.202 ATLAS RESOURCES, INC.
17039 ROLLINSON #4                                0.0625                      0                        0 ATLAS RESOURCES, INC.
17040 ROLLINSON #3                                0.0625                      0                        0 ATLAS RESOURCES, INC.
17044 KENNEDY # 1                                 0.1925                      0                     0.16 ATLAS RESOURCES, INC.
17057 SPERRING #1                               0.200625                      0                     0.17 ATLAS RESOURCES, INC.
17058 DEMARCO # 1                                  0.203                      0                     0.16 ATLAS RESOURCES, INC.
17060 SNYDER # 1                               0.2211023                      0                    0.202 ATLAS RESOURCES, INC.
17061 ROLLINSON #2A                            0.2289442                      0                   0.2115 ATLAS RESOURCES, INC.
17062 BRONICH # 1                                 0.1925                      0                     0.16 ATLAS RESOURCES, INC.
17063 GAINES #1                                   0.0625                      0                        0 ATLAS RESOURCES, INC.
17064 QUARTERSON #1                               0.1275                      0                     0.08 ATLAS RESOURCES, INC.
17066 PLAWKY #1                                0.2113664               0.010458                 0.170458 ATLAS RESOURCES, INC.
17068 PLAWKY #2                                0.2113664               0.010458                 0.170458 ATLAS RESOURCES, INC.
17069 SPERRING #2                                 0.0625                      0                        0 ATLAS RESOURCES, INC.
17070 CITY OF HERMITAGE # 1                    0.2339375                      0                    0.211 ATLAS RESOURCES, INC.
17071 CURRIE # 1                                0.200625                      0                     0.17 ATLAS RESOURCES, INC.
17072 KOVACH #1                                0.2339375                      0                    0.211 ATLAS RESOURCES, INC.
17073 BOYER # 1                                 0.233125                      0                     0.21 ATLAS RESOURCES, INC.
17074 MILLER # 1                                  0.0625                      0                        0 ATLAS RESOURCES, INC.
17075 WELCH UNIT #1                           0.24487191             0.01043989               0.21233989 ATLAS RESOURCES, INC.
17076 MOREFIELD UNIT #1                         0.200625                      0                     0.17 ATLAS RESOURCES, INC.
17078 KRAYNAK # 1                              0.2420625                      0                    0.221 ATLAS RESOURCES, INC.
17079 KRAYNAK # 2                             0.24487191             0.01043989               0.21233989 ATLAS RESOURCES, INC.
17080 TALOWSKY #1                               0.200625                      0                     0.17 ATLAS RESOURCES, INC.
17081 COPPAGE # 1                               0.200625                      0                     0.17 ATLAS RESOURCES, INC.
17082 VALENTINE UNIT #1                         0.200625                      0                     0.17 ATLAS RESOURCES, INC.
17083 CORNMAN # 1                              0.2046875                      0                    0.175 ATLAS RESOURCES, INC.
17084 HAYLA #1                                 0.2046875                      0                    0.175 ATLAS RESOURCES, INC.
17085 MUDRAK #1                                0.2046875                      0                    0.175 ATLAS RESOURCES, INC.
17086 DARBY # 1                                 0.200625                      0                     0.17 ATLAS RESOURCES, INC.
17087 COULTER # 1                              0.2046875                      0                    0.175 ATLAS RESOURCES, INC.
17088 HOGUE #1                                0.24487191             0.01043989               0.21233989 ATLAS RESOURCES, INC.
17089 HOGUE #2                                     0.212                      0                    0.184 ATLAS RESOURCES, INC.
17091 MAYERNICK #2                             0.2317254                      0               0.19590675 ATLAS RESOURCES, INC.
17092 LEALI # 5                                 0.200625                      0                     0.17 ATLAS RESOURCES, INC.
17093 RENO #2                                      0.212                      0                    0.184 ATLAS RESOURCES, INC.
17094 SHIDERLY #1                                  0.212                      0                    0.184 ATLAS RESOURCES, INC.
17095 CANNON # 1                                   0.212                      0                    0.184 ATLAS RESOURCES, INC.


(RESTUBBED TABLE)

16575 SLUSS # 7                      ATLAS AMERICA SERIES 20 LTD               0.84375                   1 OH           COLUMB
16576 EDWARDS #3                     ATLAS AMERICA SERIES 20 LTD               0.84375                   1 OH           TUSCAR
16577 ATLAS AMERICA # 01-D           ATLAS AMERICA SERIES 20 LTD               0.84375                   1 OH           MAHONI
16578 ATLAS AMERICA # 02-D           ATLAS AMERICA SERIES 20 LTD               0.84375                   1 OH           MAHONI
16579 ATLAS AMERICA # 03-D           ATLAS AMERICA SERIES 20 LTD               0.84375                   1 OH           MAHONI
16580 ATLAS AMERICA # 04-D           ATLAS AMERICA SERIES 20 LTD               0.84375                   1 OH           MAHONI
16581 ATLAS AMERICA # 05-D           ATLAS AMERICA SERIES 20 LTD               0.84375                   1 OH           MAHONI
16582 HOEHN #1                       ATLAS AMERICA SERIES 20 LTD               0.84375                   1 PA           FAYETT
16583 KESLAR #2                      ATLAS AMERICA SERIES 20 LTD               0.84375                   1 PA           FAYETT
16584 KESLAR #3                      ATLAS AMERICA SERIES 20 LTD               0.84375                   1 PA           FAYETT
16585 BUKOVITZ TR 3 - #2             ATLAS AMERICA SERIES 20 LTD               0.84375                   1 PA           FAYETT
16586 HALL HOGSETT # 1               ATLAS AMERICA SERIES 20 LTD               0.84375                   1 PA           FAYETT
16587 HILLES UT.#7                   ATLAS AMERICA SERIES 20 LTD               0.84375                   1 OH           MAHONI
16588 BUKOVITZ #5-2                  ATLAS AMERICA PUBLIC 9 LTD                  0.875                   1 PA           FAYETT
16589 COGLEY #2                      ATLAS AMERICA SERIES 20 LTD               0.84375                   1 OH           HARRIS
16593 SANOR #5                       ATLAS AMERICA PUBLIC 9 LTD                  0.835                   1 OH           COLUMB
16597 CFR-USX #1                     ATLAS AMERICA SERIES 20 LTD               0.84375                   1 PA           FAYETT
16598 FILBERT SUPPLY #2              ATLAS AMERICA SERIES 20 LTD               0.84375                   1 PA           FAYETT
16599 GRANT #2                       ATLAS AMERICA SERIES 20 LTD               0.84375                   1 PA           FAYETT
16898 GRANT UT.#3                    ATLAS AMERICA SERIES 20 LTD               0.84375                   1 PA           FAYETT
16899 GRANT UT.# 4                   ATLAS AMERICA SERIES 20 LTD               0.84375                   1 PA           FAYETT
16900 GRANT # 5                      ATLAS AMERICA PUBLIC 9 LTD                  0.875                   1 PA           FAYETT
17002 KERINS #3                                                                      0                   0 PA           MERCER
17003 KEIFER #1                                                                      0                   0 PA           MERCER
17004 LEALI # 3                                                                      0                   0 PA           MERCER
17006 TURNER PRICE                                                                   0                   0 PA           MERCER
17007 YOUNG ERB #2                                                                   0                   0 PA           MERCER
17008 ROWE #1                                                                        0                   0 PA           MERCER
17009 ROWE #2                                                                        0                   0 PA           MERCER
17010 FOLTZ C # 1                                                                    0                   0 PA           MERCER
17011 FOLTZ C # 2                                                                    0                   0 PA           MERCER
17012 ZRELIAK #1                                                                     0                   0 PA           MERCER
17015 LEFES UNIT # 1                                                                 0                   0 PA           MERCER
17016 MARRIOTT #1                                                                    0                   0 PA           MERCER
17017 CHRISTY # 2                                                                    0                   0 PA           MERCER
17018 VFW HICKORY #1                                                                 0                   0 PA           MERCER
17019 VFW HICKORY #2                                                                 0                   0 PA           MERCER
17023 RENO #1                        ATLAS ENERGY PARTNERS LP-1987           0.0728788            0.089697 PA           MERCER
17024 ROMBOLD #1                                                                     0                   0 PA           MERCER
17025 ROLLINSON #1                                                                   0                   0 PA           MERCER
17026 S.V.O.H. #1                                                                    0                   0
17028 WOODS D #3                                                                     0                   0
17029 MADURA #1                                                                      0                   0 PA           MERCER
17030 FIVE BROTHERS #2               ATLAS LP #1 - 1985                      0.4875246                0.62 PA           MERCER
17033 HANSON #1                                                                      0                   0 PA           MERCER
17037 O'KRESIK #1                                                                    0                   0 PA           MERCER
17038 O'KRESIK #2                                                                    0                   0 PA           MERCER
17039 ROLLINSON #4                                                                   0                   0
17040 ROLLINSON #3                                                                   0                   0 PA           MERCER
17044 KENNEDY # 1                                                                    0                   0 PA           MERCER
17057 SPERRING #1                                                                    0                   0 PA           MERCER
17058 DEMARCO # 1                                                                    0                   0 PA           MERCER
17060 SNYDER # 1                                                                     0                   0 PA           MERCER
17061 ROLLINSON #2A                                                                  0                   0 PA           MERCER
17062 BRONICH # 1                                                                    0                   0 PA           MERCER
17063 GAINES #1                                                                      0                   0 PA           MERCER
17064 QUARTERSON #1                                                                  0                   0 PA           MERCER
17066 PLAWKY #1                      ATLAS ENERGY PARTNERS LP-1986                 0.2                0.25 PA           MERCER
17068 PLAWKY #2                      ATLAS ENERGY PARTNERS LP-1986                 0.2                0.25 PA           MERCER
17069 SPERRING #2                                                                    0                   0 PA           MERCER
17070 CITY OF HERMITAGE # 1                                                          0                   0 PA           MERCER
17071 CURRIE # 1                                                                     0                   0 PA           MERCER
17072 KOVACH #1                                                                      0                   0 PA           MERCER
17073 BOYER # 1                                                                      0                   0 PA           MERCER
17074 MILLER # 1                                                                     0                   0 PA           MERCER
17075 WELCH UNIT #1                  ATLAS ENERGY PARTNERS LP-1987                 0.4                 0.5 PA           MERCER
17076 MOREFIELD UNIT #1                                                              0                   0 PA           MERCER
17078 KRAYNAK # 1                                                                    0                   0 PA           MERCER
17079 KRAYNAK # 2                    ATLAS ENERGY PARTNERS LP-1987                 0.4                 0.5 PA           MERCER
17080 TALOWSKY #1                                                                    0                   0 PA           MERCER
17081 COPPAGE # 1                                                                    0                   0 PA           MERCER
17082 VALENTINE UNIT #1                                                              0                   0 PA           MERCER
17083 CORNMAN # 1                                                                    0                   0 PA           MERCER
17084 HAYLA #1                                                                       0                   0
17085 MUDRAK #1                                                                      0                   0 PA           MERCER
17086 DARBY # 1                                                                      0                   0 PA           MERCER
17087 COULTER # 1                                                                    0                   0 PA           MERCER
17088 HOGUE #1                       ATLAS ENERGY PARTNERS LP-1987                 0.4                 0.5 PA           MERCER
17089 HOGUE #2                                                                       0                   0 PA           MERCER
17091 MAYERNICK #2                   ATLAS ENERGY PARTNERS LP-1988                 0.2                0.25 PA           MERCER
17092 LEALI # 5                                                                      0                   0 PA           MERCER
17093 RENO #2                                                                        0                   0 PA           MERCER
17094 SHIDERLY #1                                                                    0                   0 PA           MERCER
17095 CANNON # 1                                                                     0                   0 PA           MERCER


17096 CANNON # 2                             0.0625                    0.1495                         0                         0
17098 MCBURNEY #1                            0.0625                    0.1495                         0                         0
17099 YAKSICH #1                             0.0625                    0.1495                         0                         0
17101 SELENCHIK #1                            0.075                     0.072                   0.08952                0.00835191
17102 DIXON # 2                              0.0625                    0.1495                         0                         0
17103 STULL #1                               0.0625                 0.1421875                         0                         0
17104 RODOCOY #1                             0.0625                    0.1495                         0                         0
17106 RODOCOY #2                             0.0625                    0.1495                         0                         0
17107 ANDERSON # 1                           0.0625                    0.1495                         0                         0
17108 ANDERSON # 2                           0.0625                    0.1495                         0                         0
17109 CHMIELOWSKI # 1                        0.0625                    0.1495                         0                         0
17111 HERMITAGE CORP #1                      0.0625                    0.1495                         0                         0
17112 HERMITAGE CORP #2                       0.075                     0.072                 0.0974508                         0
17113 HERMITAGE CORP #3                      0.0325                 0.0575709                         0                         0
17114 SNYDER # 3                             0.0625                         0                         0                         0
17115 YOUNG # 1                              0.0625                    0.1495                         0                         0
17116 GRACILLA UNIT #1                        0.075                     0.108                 0.0487254                         0
17118 COULTER # 2                            0.0625                    0.1495                         0                         0
17120 HASSEL UNIT #1                          0.075                     0.072                   0.08952                0.00835191
17121 HECKATHORN #1                          0.0625                    0.1495                         0                         0
17125 SHAFFER # 1                            0.0625                    0.1495                         0                         0
17127 ANGERMEIER # 1                         0.0625                    0.1495                         0                         0
17129 URBAN #1                               0.0625                    0.1495                         0                         0
17131 EALY # 3                              0.03125                         0                0.18140625                 0.0017725
17132 EALY # 4                                    0                         0                   0.21875                0.02796518
17133 BAIN UN. # 1                                0                  0.121625                0.09690625                         0
17134 EALY # 1                                    0                   0.21875                         0                         0
17136 DAVIS # 1                              0.0625                    0.1495                         0                         0
17139 MCCULLOUGH # 2                         0.0625                    0.1495                         0                         0
17140 MCCULLOUGH # 3                         0.0625                    0.1495                         0                         0
17142 MINNICK #1                             0.0625                    0.1495                         0                         0
17143 ROLLINSON #5                           0.0325                 0.0572724                         0                         0
17144 ROLLINSON #6                           0.0325                 0.0572724                         0                         0
17145 ROLLINSON #7                           0.0625                         0                         0                         0
17146 BARTHOLOMEW # 1                             0                  0.175875                         0                         0
17147 BUCHANAN #1                                 0                   0.13475                         0                         0
17148 BUCHANAN-ORIS #1                            0                  0.175875                         0                         0
17149 DANCU #1                                    0                   0.13475                         0                         0
17150 FINZEL-JOHNSON #1                           0                   0.09212                         0                         0
17151 GREENWALT-FINZEL UN. #1                0.0525                   0.11515                         0                         0
17152 GRUNDY #1                                   0                  0.126665                         0                         0
17153 GRUNDY-WHITMAN #1                           0                  0.126665                         0                         0
17154 HOAGLAND-HOFIUS #1                    0.01678                 0.1725022                         0                         0
17155 HORDONIC #1                              0.06                         0                         0                         0
17156 HORVATH #1                                  0                   0.13475                         0                         0
17157 HORVATH #2                                  0                  0.175875                         0                         0
17158 HORVATH #3                                  0                   0.13475                         0                         0
17159 HORVATH #4                                  0                   0.13475                         0                         0
17160 HORVATH #5                                  0                   0.09212                         0                         0
17161 HORVATH #6                             0.0525                   0.11515                         0                         0
17162 HOVATH-ERIKSON #1                      0.0525                   0.24675                         0                         0
17163 HORVATH-JOHNSON #1                          0                   0.13475                         0                         0
17164 MARTUCCIO #1                                0                   0.09212                         0                         0
17165 NYCH UN. #1                                 0                  0.175875                         0                         0
17166 PIRKA #2                                    0                   0.13475                         0                         0
17167 PLYMIRE #1                                  0                   0.13475                         0                         0
17168 ROOT # 1                               0.0525                   0.24675                         0                         0
17169 SENKOSKY #1                                 0                   0.09212                         0                         0
17170 SMITH-TETRICK #1                            0                  0.261625                         0                         0
17171 SMITH #1                               0.0525                   0.24675                         0                         0
17172 TETRICK #1                                  0                  0.261625                         0                         0
17173 THOMPSON # 1                                0                  0.175875                         0                         0
17174 TOMKO #1                               0.0525                  0.126665                         0                         0
17175 WOGE #1                                     0                 0.8110892                         0                         0
17176 LARK #1                                0.0625                    0.1495                         0                         0
17177 HORVATH #7                             0.0625                    0.1495                         0                         0
17182 EDELL                                   0.075                     0.072                 0.0974508                         0
17183 GERMANO                                0.0625                         0                         0                         0
17185 JEWELL # 1                             0.0625                    0.1495                         0                         0
17186 MCWILLIAMS #1                       0.0416875                         0                0.09157272                0.00077109
17187 MCWILLIAMS #2                          0.0625                    0.1495                         0                         0
17188 MCWILLIAMS #3                               0                         0                   0.21875                0.02796518
17189 MCWILLIAMS #4                               0                   0.21875                         0                         0
17190 MCWILLIAMS #5                               0                   0.21875                         0                         0
17191 MILLER # 2                              0.075                     0.072                 0.0974508                         0
17193 ROMAIN # 1                             0.0625                         0                         0                         0
17195 SHIELDS #1                             0.0625                    0.1495                         0                         0
17196 WILLIAMS # 1                            0.075                     0.108                 0.0487254                         0
17197 ZAHURANEC #1                            0.075                     0.108                 0.0487254                         0
17198 ZAHNIZER #1                            0.0625                    0.1495                         0                         0
17201 SNYDER # 5                             0.0325                 0.0575677                         0                         0
17203 SNYDER # 6                             0.0325                 0.0575677                         0                         0
17205 DERMOND #1                             0.0625                    0.1495                         0                         0
17207 JEWELL # 2                             0.0625                    0.1495                         0                         0


                                                                           31

(RESTUBBED TABLE)

17096 CANNON # 2                       0.212                          0                            0.184 ATLAS RESOURCES, INC.
17098 MCBURNEY #1                      0.212                          0                            0.184 ATLAS RESOURCES, INC.
17099 YAKSICH #1                       0.212                          0                            0.184 ATLAS RESOURCES, INC.
17101 SELENCHIK #1                0.24487191                 0.01043989                       0.21233989 ATLAS RESOURCES, INC.
17102 DIXON # 2                        0.212                          0                            0.184 ATLAS RESOURCES, INC.
17103 STULL #1                     0.2046875                          0                            0.175 ATLAS RESOURCES, INC.
17104 RODOCOY #1                       0.212                          0                            0.184 ATLAS RESOURCES, INC.
17106 RODOCOY #2                       0.212                          0                            0.184 ATLAS RESOURCES, INC.
17107 ANDERSON # 1                     0.212                          0                            0.184 ATLAS RESOURCES, INC.
17108 ANDERSON # 2                     0.212                          0                            0.184 ATLAS RESOURCES, INC.
17109 CHMIELOWSKI # 1                  0.212                          0                            0.184 ATLAS RESOURCES, INC.
17111 HERMITAGE CORP #1                0.212                          0                            0.184 ATLAS RESOURCES, INC.
17112 HERMITAGE CORP #2            0.2444508                          0                        0.2118135 ATLAS RESOURCES, INC.
17113 HERMITAGE CORP #3            0.0900709                          0                        0.0683334 ATLAS RESOURCES, INC.
17114 SNYDER # 3                      0.0625                          0                                0 ATLAS RESOURCES, INC.
17115 YOUNG # 1                        0.212                          0                            0.184 ATLAS RESOURCES, INC.
17116 GRACILLA UNIT #1             0.2317254                          0                       0.19590675 ATLAS RESOURCES, INC.
17118 COULTER # 2                      0.212                          0                            0.184 ATLAS RESOURCES, INC.
17120 HASSEL UNIT #1              0.24487191                 0.01043989                       0.21233989 ATLAS RESOURCES, INC.
17121 HECKATHORN #1                    0.212                          0                            0.184 ATLAS RESOURCES, INC.
17125 SHAFFER # 1                      0.212                          0                            0.184 ATLAS RESOURCES, INC.
17127 ANGERMEIER # 1                   0.212                          0                            0.184 ATLAS RESOURCES, INC.
17129 URBAN #1                         0.212                          0                            0.184 ATLAS RESOURCES, INC.
17131 EALY # 3                    0.21442875                 0.00210074                       0.21710074 ATLAS RESOURCES, INC.
17132 EALY # 4                    0.24671518                  0.0319602                        0.2819602 ATLAS RESOURCES, INC.
17133 BAIN UN. # 1                0.21853125                          0                          0.24975 ATLAS RESOURCES, INC.
17134 EALY # 1                       0.21875                          0                             0.25 ATLAS RESOURCES, INC.
17136 DAVIS # 1                        0.212                          0                            0.184 ATLAS RESOURCES, INC.
17139 MCCULLOUGH # 2                   0.212                          0                            0.184 ATLAS RESOURCES, INC.
17140 MCCULLOUGH # 3                   0.212                          0                            0.184 ATLAS RESOURCES, INC.
17142 MINNICK #1                       0.212                          0                            0.184 ATLAS RESOURCES, INC.
17143 ROLLINSON #5                 0.0897724                          0                        0.0683334 ATLAS RESOURCES, INC.
17144 ROLLINSON #6                 0.0897724                          0                        0.0683334 ATLAS RESOURCES, INC.
17145 ROLLINSON #7                    0.0625                          0                                0 ATLAS RESOURCES, INC.
17146 BARTHOLOMEW # 1               0.175875                          0                            0.201 ATLAS RESOURCES, INC.
17147 BUCHANAN #1                    0.13475                          0                            0.154 ATLAS RESOURCES, INC.
17148 BUCHANAN-ORIS #1              0.175875                          0                            0.201 ATLAS RESOURCES, INC.
17149 DANCU #1                       0.13475                          0                            0.154 ATLAS RESOURCES, INC.
17150 FINZEL-JOHNSON #1              0.09212                          0                            0.112 ATLAS RESOURCES, INC.
17151 GREENWALT-FINZEL UN. #1        0.16765                          0                             0.14 ATLAS RESOURCES, INC.
17152 GRUNDY #1                     0.126665                          0                            0.154 ATLAS RESOURCES, INC.
17153 GRUNDY-WHITMAN #1             0.126665                          0                            0.154 ATLAS RESOURCES, INC.
17154 HOAGLAND-HOFIUS #1           0.1892822                          0                            0.201 ATLAS RESOURCES, INC.
17155 HORDONIC #1                       0.06                          0                                0 ATLAS RESOURCES, INC.
17156 HORVATH #1                     0.13475                          0                            0.154 ATLAS RESOURCES, INC.
17157 HORVATH #2                    0.175875                          0                            0.201 ATLAS RESOURCES, INC.
17158 HORVATH #3                     0.13475                          0                            0.154 ATLAS RESOURCES, INC.
17159 HORVATH #4                     0.13475                          0                            0.154 ATLAS RESOURCES, INC.
17160 HORVATH #5                     0.09212                          0                            0.112 ATLAS RESOURCES, INC.
17161 HORVATH #6                     0.16765                          0                             0.14 ATLAS RESOURCES, INC.
17162 HOVATH-ERIKSON #1              0.29925                          0                              0.3 ATLAS RESOURCES, INC.
17163 HORVATH-JOHNSON #1             0.13475                          0                            0.154 ATLAS RESOURCES, INC.
17164 MARTUCCIO #1                   0.09212                          0                            0.112 ATLAS RESOURCES, INC.
17165 NYCH UN. #1                   0.175875                          0                            0.201 ATLAS RESOURCES, INC.
17166 PIRKA #2                       0.13475                          0                            0.154 ATLAS RESOURCES, INC.
17167 PLYMIRE #1                     0.13475                          0                            0.154 ATLAS RESOURCES, INC.
17168 ROOT # 1                       0.29925                          0                              0.3 ATLAS RESOURCES, INC.
17169 SENKOSKY #1                    0.09212                          0                            0.112 ATLAS RESOURCES, INC.
17170 SMITH-TETRICK #1              0.261625                          0                            0.299 ATLAS RESOURCES, INC.
17171 SMITH #1                       0.29925                          0                              0.3 ATLAS RESOURCES, INC.
17172 TETRICK #1                    0.261625                          0                            0.299 ATLAS RESOURCES, INC.
17173 THOMPSON # 1                  0.175875                          0                            0.201 ATLAS RESOURCES, INC.
17174 TOMKO #1                      0.179165                          0                            0.154 ATLAS RESOURCES, INC.
17175 WOGE #1                      0.8110892                          0                            0.112 ATLAS RESOURCES, INC.
17176 LARK #1                          0.212                          0                            0.184 ATLAS RESOURCES, INC.
17177 HORVATH #7                       0.212                          0                            0.184 ATLAS RESOURCES, INC.
17182 EDELL                        0.2444508                          0                        0.2118135 ATLAS RESOURCES, INC.
17183 GERMANO                         0.0625                          0                                0 ATLAS RESOURCES, INC.
17185 JEWELL # 1                       0.212                          0                            0.184 ATLAS RESOURCES, INC.
17186 MCWILLIAMS #1               0.13403131                 0.00092533                       0.11081533 ATLAS RESOURCES, INC.
17187 MCWILLIAMS #2                    0.212                          0                            0.184 ATLAS RESOURCES, INC.
17188 MCWILLIAMS #3               0.24671518                  0.0319602                        0.2819602 ATLAS RESOURCES, INC.
17189 MCWILLIAMS #4                  0.21875                          0                             0.25 ATLAS RESOURCES, INC.
17190 MCWILLIAMS #5                  0.21875                          0                             0.25 ATLAS RESOURCES, INC.
17191 MILLER # 2                   0.2444508                          0                        0.2118135 ATLAS RESOURCES, INC.
17193 ROMAIN # 1                      0.0625                          0                                0 ATLAS RESOURCES, INC.
17195 SHIELDS #1                       0.212                          0                            0.184 ATLAS RESOURCES, INC.
17196 WILLIAMS # 1                 0.2317254                          0                       0.19590675 ATLAS RESOURCES, INC.
17197 ZAHURANEC #1                 0.2317254                          0                       0.19590675 ATLAS RESOURCES, INC.
17198 ZAHNIZER #1                      0.212                          0                            0.184 ATLAS RESOURCES, INC.
17201 SNYDER # 5                   0.0900677                          0                        0.0683334 ATLAS RESOURCES, INC.
17203 SNYDER # 6                   0.0900677                          0                        0.0683334 ATLAS RESOURCES, INC.
17205 DERMOND #1                       0.212                          0                            0.184 ATLAS RESOURCES, INC.
17207 JEWELL # 2                       0.212                          0                            0.184 ATLAS RESOURCES, INC.



(RESTUBBED TABLE)

17096 CANNON # 2                                                                        0                    0 PA           MERCER
17098 MCBURNEY #1                                                                       0                    0 PA           MERCER
17099 YAKSICH #1                                                                        0                    0 PA           MERCER
17101 SELENCHIK #1               ATLAS ENERGY PARTNERS LP-1987                        0.4                  0.5 PA           MERCER
17102 DIXON # 2                                                                         0                    0 PA           MERCER
17103 STULL #1                                                                          0                    0 PA           MERCER
17104 RODOCOY #1                                                                        0                    0 PA           MERCER
17106 RODOCOY #2                                                                        0                    0 PA           MERCER
17107 ANDERSON # 1                                                                      0                    0 PA           MERCER
17108 ANDERSON # 2                                                                      0                    0 PA           MERCER
17109 CHMIELOWSKI # 1                                                                   0                    0 PA           MERCER
17111 HERMITAGE CORP #1                                                                 0                    0 PA           MERCER
17112 HERMITAGE CORP #2          ATLAS ENERGY PARTNERS LP-1988                        0.4                  0.5 PA           MERCER
17113 HERMITAGE CORP #3                                                                 0                    0 PA           MERCER
17114 SNYDER # 3                                                                        0                    0 PA           MERCER
17115 YOUNG # 1                                                                         0                    0 PA           MERCER
17116 GRACILLA UNIT #1           ATLAS ENERGY PARTNERS LP-1988                        0.2                 0.25 PA           MERCER
17118 COULTER # 2                                                                       0                    0 PA           MERCER
17120 HASSEL UNIT #1             ATLAS ENERGY PARTNERS LP-1987                        0.4                  0.5 PA           MERCER
17121 HECKATHORN #1                                                                     0                    0 PA           MERCER
17125 SHAFFER # 1                                                                       0                    0 PA           MERCER
17127 ANGERMEIER # 1                                                                    0                    0 PA           MERCER
17129 URBAN #1                                                                          0                    0 PA           MERCER
17131 EALY # 3                   ATLAS ENERGY NINETIES - 16                       0.84375                    1 PA           MERCER
17132 EALY # 4                   ATLAS ENERGY NINETIES - 10                         0.875                    1 PA           MERCER
17133 BAIN UN. # 1               ATLAS ENERGY PARTNERS LP-1990                   0.387625                0.443 PA           MERCER
17134 EALY # 1                                                                          0                    0 PA           MERCER
17136 DAVIS # 1                                                                         0                    0 PA           MERCER
17139 MCCULLOUGH # 2                                                                    0                    0 PA           MERCER
17140 MCCULLOUGH # 3                                                                    0                    0 PA           MERCER
17142 MINNICK #1                                                                        0                    0 PA           MERCER
17143 ROLLINSON #5                                                                      0                    0 PA           MERCER
17144 ROLLINSON #6                                                                      0                    0 PA           MERCER
17145 ROLLINSON #7                                                                      0                    0 PA           MERCER
17146 BARTHOLOMEW # 1                                                                   0                    0 PA           MERCER
17147 BUCHANAN #1                                                                       0                    0 PA           MERCER
17148 BUCHANAN-ORIS #1                                                                  0                    0 PA           MERCER
17149 DANCU #1                                                                          0                    0 PA           MERCER
17150 FINZEL-JOHNSON #1                                                                 0                    0 PA           MERCER
17151 GREENWALT-FINZEL UN. #1                                                           0                    0 PA           MERCER
17152 GRUNDY #1                                                                         0                    0 PA           MERCER
17153 GRUNDY-WHITMAN #1                                                                 0                    0 PA           MERCER
17154 HOAGLAND-HOFIUS #1                                                                0                    0 PA           MERCER
17155 HORDONIC #1                                                                       0                    0 PA           MERCER
17156 HORVATH #1                                                                        0                    0 PA           MERCER
17157 HORVATH #2                                                                        0                    0 PA           MERCER
17158 HORVATH #3                                                                        0                    0 PA           MERCER
17159 HORVATH #4                                                                        0                    0 PA           MERCER
17160 HORVATH #5                                                                        0                    0 PA           MERCER
17161 HORVATH #6                                                                        0                    0 PA           MERCER
17162 HOVATH-ERIKSON #1                                                                 0                    0 PA           MERCER
17163 HORVATH-JOHNSON #1                                                                0                    0 PA           MERCER
17164 MARTUCCIO #1                                                                      0                    0 PA           MERCER
17165 NYCH UN. #1                                                                       0                    0 PA           MERCER
17166 PIRKA #2                                                                          0                    0 PA           MERCER
17167 PLYMIRE #1                                                                        0                    0
17168 ROOT # 1                                                                          0                    0 PA           MERCER
17169 SENKOSKY #1                                                                       0                    0 PA           MERCER
17170 SMITH-TETRICK #1                                                                  0                    0 PA           MERCER
17171 SMITH #1                                                                          0                    0 PA           MERCER
17172 TETRICK #1                                                                        0                    0 PA           MERCER
17173 THOMPSON # 1                                                                      0                    0 PA           MERCER
17174 TOMKO #1                                                                          0                    0 PA           MERCER
17175 WOGE #1                                                                           0                    0
17176 LARK #1                                                                           0                    0 PA           MERCER
17177 HORVATH #7                                                                        0                    0 PA           MERCER
17182 EDELL                      ATLAS ENERGY PARTNERS LP-1988                        0.4                  0.5 PA           MERCER
17183 GERMANO                                                                           0                    0 PA           MERCER
17185 JEWELL # 1                                                                        0                    0 PA           MERCER
17186 MCWILLIAMS #1              ATLAS ENERGY NINETIES - JV 92                  0.2774931                0.333 PA           MERCER
17187 MCWILLIAMS #2                                                                     0                    0 PA           MERCER
17188 MCWILLIAMS #3              ATLAS ENERGY NINETIES - 10                         0.875                    1 PA           MERCER
17189 MCWILLIAMS #4                                                                     0                    0 PA           MERCER
17190 MCWILLIAMS #5                                                                     0                    0 PA           MERCER
17191 MILLER # 2                 ATLAS ENERGY PARTNERS LP-1988                        0.4                  0.5 PA           MERCER
17193 ROMAIN # 1                                                                        0                    0 PA           MERCER
17195 SHIELDS #1                                                                        0                    0 PA           MERCER
17196 WILLIAMS # 1               ATLAS ENERGY PARTNERS LP-1988                        0.2                 0.25 PA           MERCER
17197 ZAHURANEC #1               ATLAS ENERGY PARTNERS LP-1988                        0.2                 0.25 PA           MERCER
17198 ZAHNIZER #1                                                                       0                    0 PA           MERCER
17201 SNYDER # 5                                                                        0                    0 PA           MERCER
17203 SNYDER # 6                                                                        0                    0 PA           MERCER
17205 DERMOND #1                                                                        0                    0 PA           MERCER
17207 JEWELL # 2                                                                        0                    0 PA           MERCER


17208 JEWELL # 3                              0.075                 0.0968215                0.04717849                0.00799518
17209 KUTCHER # 1                             0.075                    0.1456                         0                         0
17211 BABINKA # 1                            0.0625                    0.1495                         0                         0
17212 BUKUS # 1                              0.0625                    0.1495                         0                         0
17214 SAILAR #1                              0.0625                    0.1495                         0                         0
17216 KRAYNAK # 3                            0.0625                    0.1495                         0                         0
17217 MCCULLOUGH # 5                         0.0625                    0.1495                         0                         0
17218 JEFFERSON TWP #1A                       0.075                 0.0964682                0.04753228                0.00805514
17219 CARRIER # 1                                 0                         0                   0.21875                         0
17221 STAMBAUGH #1                            0.075                 0.0969398                0.04723623                0.00800497
17227 MCCULLOUGH # 7                          0.075                 0.0968215                0.04717849                0.00799518
17228 NICKEL # 2                             0.0625                    0.1495                         0                         0
17229 O'SHANY UNIT #1                        0.0625                    0.1495                         0                         0
17230 MORRISON #1                             0.075                 0.0968215                0.04717849                0.00799518
17231 MURCKO #1                                   0                         0                   0.21875                0.02796518
17232 BABNIS # 1                                  0                  0.121625                0.09690625                         0
17233 BAGNALL # 1                            0.0625                    0.1495                         0                         0
17234 FRIDLEY # 1                                 0                   0.21875                         0                         0
17235 FRIDLEY # 2                                 0                   0.17325                   0.08925                0.01702027
17237 MAGARGEE # 1                            0.075                 0.0969398                0.04723623                0.00800497
17239 MEADE #1                               0.0625                    0.1495                         0                         0
17240 NIEZGODA #1                             0.075                 0.0969398                0.04723623                0.00800497
17241 BABNIS # 2                             0.0625                    0.1495                         0                         0
17242 MCWILLIAMS #6                          0.0625                         0                         0                         0
17243 MCWILLIAMS #7                               0                   0.17325                   0.08925                0.01702027
17244 O'MARA #1                                   0                  0.121625                0.09690625                         0
17245 O'MARA #2                              0.0625                         0                         0                         0
17247 STAMBAUGH #3                           0.1875                    0.1495                         0                         0
17248 STAMBAUGH #4                            0.125                   0.21875                         0                         0
17249 STAMBAUGH #5                            0.075                 0.2219398                0.04723623                0.00800497
17252 BESCO # 1A                              0.075                 0.0969398                0.04723623                0.00800497
17253 BESCO # 2                               0.075                 0.3509801                         0                         0
17254 CUPIC # 1                              0.0625                    0.1495                         0                         0
17255 HEDGLIN #1                                  0                  0.121625                0.09690625                         0
17256 KING #1                                     0                   0.21875                         0                         0
17257 PYLE #1                                0.0625                         0                         0                         0
17258 STEINGRABE #1                          0.0625                    0.1495                         0                         0
17259 CROOK UN. # 1                          0.0625                    0.1495                         0                         0
17260 DUNHAM # 1                                  0                   0.21875                         0                         0
17261 FOULK # 1                                   0                         0                   0.21875                0.02796518
17262 HINES #1                                    0                         0                   0.21875                0.02796518
17263 JEWELL # 7                                  0                   0.21875                         0                         0
17264 MACRI #1                                    0                   0.21875                         0                         0
17265 MEZZARA #1                             0.0625                         0                         0                         0
17266 MILLS # 1                              0.0625                         0                         0                         0
17267 STAMBAUGH #2                                0                         0                   0.21875                0.02796518
17268 TITUS UN. #1                                0                  0.121625                0.09690625                         0
17269 YOUNG # 2                                   0                         0                   0.21875                0.02796518
17271 HUMES #1                               0.0625                    0.1495                         0                         0
17272 KISH #1                                     0                         0                   0.21875                0.02796518
17273 KISH #2                                0.0625                         0                         0                         0
17275 ALLEN # 1                            0.020625                         0                0.18805647                0.00158353
17276 FEDORCHAK # 1                        0.039563                 0.0175442                 0.0953902                0.00080323
17277 HURTT #1                             0.020625                         0                0.18805647                0.00158353
17278 BESCO # 3                              0.0625                         0                         0                         0
17279 TRALICK #1                                  0                   0.21875                         0                         0
17280 COUSINS # 1                            0.0625                         0                         0                         0
17282 BLANK # 1                                   0                  0.121625                0.09690625                         0
17283 GUILER # 1                             0.0625                         0                         0                         0
17284 GUILER # 2                            0.03125                         0                0.26578125                 0.0010359
17286 HOGAN #2                               0.0625                         0                         0                         0
17292 BROWN # 1                              0.0625                         0                         0                         0
17293 BAGNALL # 3                            0.0625                         0                         0                         0
17295 SUNDERLIN # 2                          0.0625                         0                         0                         0
17296 REDFOOT # 1                            0.0625                         0                         0                         0
17297 WEAVER #1                              0.0625                         0                         0                         0
17298 BURNS UN. # 2                          0.0625                         0                         0                         0
17301 FRKONJA # 3                            0.0625                         0                         0                         0
17303 STULL #3                                    0                   0.21875                         0                         0
17305 ALGEO # 1                              0.0625                         0                         0                         0
17311 JEWELL # 8                                  0                   0.21875                         0                         0
17312 REDA #1                               0.06875                 0.0403125                0.10078125                         0
17315 SEIDLE # 2A                            0.0625                         0                         0                         0
17316 SEIDLE # 3                                  0                   0.21875                         0                         0
17318 HOGAN #3                               0.0625                         0                         0                         0
17319 PESEK #1                               0.0625                         0                         0                         0
17320 SHANKEL UN. #1                              0                         0                   0.21875                0.02796518
17321 BROWN # 2                                   0                   0.21875                         0                         0
17323 FOULK # 2                              0.0625                         0                         0                         0
17324 EALY UNIT #5                          0.03125                    0.1582                  0.052735                         0
17327 ARMBRUSTER # 1                              0                   0.21875                         0                         0
17329 SEIDLE # 4                                  0                   0.21875                         0                         0
17330 BESCO # 4                           0.0416875                         0                0.09157272                0.00077109
17331 CRAWFORD # 1                                0                  0.121625                0.09690625                         0


                                                                          32

(RESTUBBED TABLE)


17208 JEWELL # 3                    0.22699517                 0.00999398                       0.18999379 ATLAS RESOURCES, INC.
17209 KUTCHER # 1                       0.2206                          0                            0.182 ATLAS RESOURCES, INC.
17211 BABINKA # 1                        0.212                          0                            0.184 ATLAS RESOURCES, INC.
17212 BUKUS # 1                          0.212                          0                            0.184 ATLAS RESOURCES, INC.
17214 SAILAR #1                          0.212                          0                            0.184 ATLAS RESOURCES, INC.
17216 KRAYNAK # 3                        0.212                          0                            0.184 ATLAS RESOURCES, INC.
17217 MCCULLOUGH # 5                     0.212                          0                            0.184 ATLAS RESOURCES, INC.
17218 JEFFERSON TWP #1A             0.22705562                 0.01006892                       0.19006957 ATLAS RESOURCES, INC.
17219 CARRIER # 1                      0.21875                          0                             0.25 ATLAS RESOURCES, INC.
17221 STAMBAUGH #1                    0.227181                 0.01000621                        0.1902261 ATLAS RESOURCES, INC.
17227 MCCULLOUGH # 7                0.22699517                 0.00999398                       0.18999379 ATLAS RESOURCES, INC.
17228 NICKEL # 2                         0.212                          0                            0.184 ATLAS RESOURCES, INC.
17229 O'SHANY UNIT #1                    0.212                          0                            0.184 ATLAS RESOURCES, INC.
17230 MORRISON #1                   0.22699517                 0.00999398                       0.18999379 ATLAS RESOURCES, INC.
17231 MURCKO #1                     0.24671518                  0.0319602                        0.2819602 ATLAS RESOURCES, INC.
17232 BABNIS # 1                    0.21853125                          0                          0.24975 ATLAS RESOURCES, INC.
17233 BAGNALL # 1                        0.212                          0                            0.184 ATLAS RESOURCES, INC.
17234 FRIDLEY # 1                      0.21875                          0                             0.25 ATLAS RESOURCES, INC.
17235 FRIDLEY # 2                   0.27952027                 0.01945174                       0.31945174 ATLAS RESOURCES, INC.
17237 MAGARGEE # 1                    0.227181                 0.01000621                        0.1902261 ATLAS RESOURCES, INC.
17239 MEADE #1                           0.212                          0                            0.184 ATLAS RESOURCES, INC.
17240 NIEZGODA #1                     0.227181                 0.01000621                        0.1902261 ATLAS RESOURCES, INC.
17241 BABNIS # 2                         0.212                          0                            0.184 ATLAS RESOURCES, INC.
17242 MCWILLIAMS #6                     0.0625                          0                                0 ATLAS RESOURCES, INC.
17243 MCWILLIAMS #7                 0.27952027                 0.01945174                       0.31945174 ATLAS RESOURCES, INC.
17244 O'MARA #1                     0.21853125                          0                          0.24975 ATLAS RESOURCES, INC.
17245 O'MARA #2                         0.0625                          0                                0 ATLAS RESOURCES, INC.
17247 STAMBAUGH #3                       0.337                          0                            0.184 ATLAS RESOURCES, INC.
17248 STAMBAUGH #4                     0.34375                          0                             0.25 ATLAS RESOURCES, INC.
17249 STAMBAUGH #5                    0.352181                 0.01000621                        0.1902261 ATLAS RESOURCES, INC.
17252 BESCO # 1A                      0.227181                 0.01000621                        0.1902261 ATLAS RESOURCES, INC.
17253 BESCO # 2                      0.4259801                          0                        0.4387249 ATLAS RESOURCES, INC.
17254 CUPIC # 1                          0.212                          0                            0.184 ATLAS RESOURCES, INC.
17255 HEDGLIN #1                    0.21853125                          0                          0.24975 ATLAS RESOURCES, INC.
17256 KING #1                          0.21875                          0                             0.25 ATLAS RESOURCES, INC.
17257 PYLE #1                           0.0625                          0                                0 ATLAS RESOURCES, INC.
17258 STEINGRABE #1                      0.212                          0                            0.184 ATLAS RESOURCES, INC.
17259 CROOK UN. # 1                      0.212                          0                            0.184 ATLAS RESOURCES, INC.
17260 DUNHAM # 1                       0.21875                          0                             0.25 ATLAS RESOURCES, INC.
17261 FOULK # 1                     0.24671518                  0.0319602                        0.2819602 ATLAS RESOURCES, INC.
17262 HINES #1                      0.24671518                  0.0319602                        0.2819602 ATLAS RESOURCES, INC.
17263 JEWELL # 7                       0.21875                          0                             0.25 ATLAS RESOURCES, INC.
17264 MACRI #1                         0.21875                          0                             0.25 ATLAS RESOURCES, INC.
17265 MEZZARA #1                        0.0625                          0                                0 ATLAS RESOURCES, INC.
17266 MILLS # 1                         0.0625                          0                                0 ATLAS RESOURCES, INC.
17267 STAMBAUGH #2                  0.24671518                  0.0319602                        0.2819602 ATLAS RESOURCES, INC.
17268 TITUS UN. #1                  0.21853125                          0                          0.24975 ATLAS RESOURCES, INC.
17269 YOUNG # 2                     0.24671518                  0.0319602                        0.2819602 ATLAS RESOURCES, INC.
17271 HUMES #1                           0.212                          0                            0.184 ATLAS RESOURCES, INC.
17272 KISH #1                       0.24671518                  0.0319602                        0.2819602 ATLAS RESOURCES, INC.
17273 KISH #2                           0.0625                          0                                0 ATLAS RESOURCES, INC.
17275 ALLEN # 1                       0.210265                 0.00186177                       0.22296177 ATLAS RESOURCES, INC.
17276 FEDORCHAK # 1                 0.15330063                 0.00096145                       0.13614145 ATLAS RESOURCES, INC.
17277 HURTT #1                        0.210265                 0.00186177                       0.22296177 ATLAS RESOURCES, INC.
17278 BESCO # 3                         0.0625                          0                                0 ATLAS RESOURCES, INC.
17279 TRALICK #1                       0.21875                          0                             0.25 ATLAS RESOURCES, INC.
17280 COUSINS # 1                       0.0625                          0                                0 ATLAS RESOURCES, INC.
17282 BLANK # 1                     0.21853125                          0                          0.24975 ATLAS RESOURCES, INC.
17283 GUILER # 1                        0.0625                          0                                0 ATLAS RESOURCES, INC.
17284 GUILER # 2                    0.29806715                 0.00122773                       0.31622773 ATLAS RESOURCES, INC.
17286 HOGAN #2                          0.0625                          0                                0 ATLAS RESOURCES, INC.
17292 BROWN # 1                         0.0625                          0                                0 ATLAS RESOURCES, INC.
17293 BAGNALL # 3                       0.0625                          0                                0 ATLAS RESOURCES, INC.
17295 SUNDERLIN # 2                     0.0625                          0                                0 ATLAS RESOURCES, INC.
17296 REDFOOT # 1                       0.0625                          0                                0 ATLAS RESOURCES, INC.
17297 WEAVER #1                         0.0625                          0                                0 ATLAS RESOURCES, INC.
17298 BURNS UN. # 2                     0.0625                          0                                0 ATLAS RESOURCES, INC.
17301 FRKONJA # 3                       0.0625                          0                                0 ATLAS RESOURCES, INC.
17303 STULL #3                         0.21875                          0                             0.25 ATLAS RESOURCES, INC.
17305 ALGEO # 1                         0.0625                          0                                0 ATLAS RESOURCES, INC.
17311 JEWELL # 8                       0.21875                          0                             0.25 ATLAS RESOURCES, INC.
17312 REDA #1                       0.20984375                          0                            0.175 ATLAS RESOURCES, INC.
17315 SEIDLE # 2A                       0.0625                          0                                0 ATLAS RESOURCES, INC.
17316 SEIDLE # 3                       0.21875                          0                             0.25 ATLAS RESOURCES, INC.
17318 HOGAN #3                          0.0625                          0                                0 ATLAS RESOURCES, INC.
17319 PESEK #1                          0.0625                          0                                0 ATLAS RESOURCES, INC.
17320 SHANKEL UN. #1                0.24671518                  0.0319602                        0.2819602 ATLAS RESOURCES, INC.
17321 BROWN # 2                        0.21875                          0                             0.25 ATLAS RESOURCES, INC.
17323 FOULK # 2                         0.0625                          0                                0 ATLAS RESOURCES, INC.
17324 EALY UNIT #5                    0.242185                          0                             0.25 ATLAS RESOURCES, INC.
17327 ARMBRUSTER # 1                   0.21875                          0                             0.25 ATLAS RESOURCES, INC.
17329 SEIDLE # 4                       0.21875                          0                             0.25 ATLAS RESOURCES, INC.
17330 BESCO # 4                     0.13403131                 0.00092533                       0.11081533 ATLAS RESOURCES, INC.
17331 CRAWFORD # 1                  0.21853125                          0                          0.24975 ATLAS RESOURCES, INC.


(RESTUBBED TABLE)


17208 JEWELL # 3                 ATLAS ENERGY PARTNERS LP-1989                   0.2621027          0.3276284 PA           MERCER
17209 KUTCHER # 1                                                                        0                  0 PA           MERCER
17211 BABINKA # 1                                                                        0                  0 PA           MERCER
17212 BUKUS # 1                                                                          0                  0 PA           MERCER
17214 SAILAR #1                                                                          0                  0 PA           MERCER
17216 KRAYNAK # 3                                                                        0                  0 PA           MERCER
17217 MCCULLOUGH # 5                                                                     0                  0 PA           MERCER
17218 JEFFERSON TWP #1A          ATLAS ENERGY PARTNERS LP-1989                   0.2640682          0.3300853 PA           MERCER
17219 CARRIER # 1                ATLAS ENERGY NINETIES-PUBLIC 5                      0.875                  1 PA           MERCER
17221 STAMBAUGH #1               ATLAS ENERGY PARTNERS LP-1989                   0.2624235          0.3280294 PA           MERCER
17227 MCCULLOUGH # 7             ATLAS ENERGY PARTNERS LP-1989                   0.2621027          0.3276284 PA           MERCER
17228 NICKEL # 2                                                                         0                  0 PA           MERCER
17229 O'SHANY UNIT #1                                                                    0                  0 PA           MERCER
17230 MORRISON #1                ATLAS ENERGY PARTNERS LP-1989                   0.2621027          0.3276284 PA           MERCER
17231 MURCKO #1                  ATLAS ENERGY NINETIES - 10                          0.875                  1 PA           MERCER
17232 BABNIS # 1                 ATLAS ENERGY PARTNERS LP-1990                    0.387625              0.443 PA           MERCER
17233 BAGNALL # 1                                                                        0                  0 PA           MERCER
17234 FRIDLEY # 1                                                                        0                  0 PA           MERCER
17235 FRIDLEY # 2                ATLAS ENERGY NINETIES - 11                         0.2975               0.34 PA           MERCER
17237 MAGARGEE # 1               ATLAS ENERGY PARTNERS LP-1989                   0.2624235          0.3280294 PA           MERCER
17239 MEADE #1                                                                           0                  0 PA           MERCER
17240 NIEZGODA #1                ATLAS ENERGY PARTNERS LP-1989                   0.2624235          0.3280294 PA           MERCER
17241 BABNIS # 2                                                                         0                  0 PA           MERCER
17242 MCWILLIAMS #6                                                                      0                  0 PA           MERCER
17243 MCWILLIAMS #7              ATLAS ENERGY NINETIES - 11                         0.2975               0.34 PA           MERCER
17244 O'MARA #1                  ATLAS ENERGY PARTNERS LP-1990                    0.387625              0.443 PA           MERCER
17245 O'MARA #2                                                                          0                  0 PA           MERCER
17247 STAMBAUGH #3                                                                       0                  0 PA           MERCER
17248 STAMBAUGH #4                                                                       0                  0 PA           MERCER
17249 STAMBAUGH #5               ATLAS ENERGY PARTNERS LP-1989                   0.2624235          0.3280294 PA           MERCER
17252 BESCO # 1A                 ATLAS ENERGY PARTNERS LP-1989                   0.2624235          0.3280294 PA           MERCER
17253 BESCO # 2                                                                          0                  0 PA           MERCER
17254 CUPIC # 1                                                                          0                  0 PA           MERCER
17255 HEDGLIN #1                 ATLAS ENERGY PARTNERS LP-1990                    0.387625              0.443 PA           MERCER
17256 KING #1                                                                            0                  0 PA           MERCER
17257 PYLE #1                                                                            0                  0 PA           MERCER
17258 STEINGRABE #1                                                                      0                  0 PA           MERCER
17259 CROOK UN. # 1                                                                      0                  0 PA           MERCER
17260 DUNHAM # 1                                                                         0                  0 PA           MERCER
17261 FOULK # 1                  ATLAS ENERGY NINETIES - 10                          0.875                  1 PA           MERCER
17262 HINES #1                   ATLAS ENERGY NINETIES - 10                          0.875                  1 PA           MERCER
17263 JEWELL # 7                                                                         0                  0 PA           MERCER
17264 MACRI #1                                                                           0                  0 PA           MERCER
17265 MEZZARA #1                                                                         0                  0 PA           MERCER
17266 MILLS # 1                                                                          0                  0 PA           MERCER
17267 STAMBAUGH #2               ATLAS ENERGY NINETIES - 10                          0.875                  1 PA           MERCER
17268 TITUS UN. #1               ATLAS ENERGY PARTNERS LP-1990                    0.387625              0.443 PA           MERCER
17269 YOUNG # 2                  ATLAS ENERGY NINETIES - 10                          0.875                  1 PA           MERCER
17271 HUMES #1                                                                           0                  0 PA           MERCER
17272 KISH #1                    ATLAS ENERGY NINETIES - 10                          0.875                  1 PA           MERCER
17273 KISH #2                                                                            0                  0
17275 ALLEN # 1                  ATLAS ENERGY NINETIES - JV 92                   0.5698681               0.67 PA           MERCER
17276 FEDORCHAK # 1              ATLAS ENERGY NINETIES - JV 92                   0.2890612              0.346 PA           MERCER
17277 HURTT #1                   ATLAS ENERGY NINETIES - JV 92                   0.5698681               0.67 PA           MERCER
17278 BESCO # 3                                                                          0                  0 PA           MERCER
17279 TRALICK #1                                                                         0                  0 PA           MERCER
17280 COUSINS # 1                                                                        0                  0 PA           MERCER
17282 BLANK # 1                  ATLAS ENERGY PARTNERS LP-1990                    0.387625              0.443 PA           MERCER
17283 GUILER # 1                                                                         0                  0 PA           MERCER
17284 GUILER # 2                 ATLAS ENERGY NINETIES - 18                        0.84375                  1 PA           MERCER
17286 HOGAN #2                                                                           0                  0 PA           MERCER
17292 BROWN # 1                                                                          0                  0 PA           MERCER
17293 BAGNALL # 3                                                                        0                  0
17295 SUNDERLIN # 2                                                                      0                  0 PA           MERCER
17296 REDFOOT # 1                                                                        0                  0 PA           MERCER
17297 WEAVER #1                                                                          0                  0 PA           MERCER
17298 BURNS UN. # 2                                                                      0                  0 PA           MERCER
17301 FRKONJA # 3                                                                        0                  0 PA           MERCER
17303 STULL #3                                                                           0                  0 PA           MERCER
17305 ALGEO # 1                                                                          0                  0
17311 JEWELL # 8                                                                         0                  0 PA           MERCER
17312 REDA #1                    ATLAS ENERGY PARTNERS LP-1992                    0.403125                0.5 PA           MERCER
17315 SEIDLE # 2A                                                                        0                  0 PA           MERCER
17316 SEIDLE # 3                                                                         0                  0 PA           MERCER
17318 HOGAN #3                                                                           0                  0 PA           MERCER
17319 PESEK #1                                                                           0                  0 PA           MERCER
17320 SHANKEL UN. #1             ATLAS ENERGY NINETIES - 10                          0.875                  1 PA           MERCER
17321 BROWN # 2                                                                          0                  0 PA           MERCER
17323 FOULK # 2                                                                          0                  0 PA           MERCER
17324 EALY UNIT #5               ATLAS ENERGY PARTNERS LP-1996                     0.21094               0.25 PA           MERCER
17327 ARMBRUSTER # 1                                                                     0                  0 PA           MERCER
17329 SEIDLE # 4                                                                         0                  0 PA           MERCER
17330 BESCO # 4                  ATLAS ENERGY NINETIES - JV 92                   0.2774931              0.333 PA           MERCER
17331 CRAWFORD # 1               ATLAS ENERGY PARTNERS LP-1990                    0.387625              0.443 PA           MERCER


17333 ZIGO UN. #1                            0.0625                         0                         0                         0
17334 CRAWFORD # 2                                0                   0.21875                         0                         0
17335 CRAWFORD # 3                                0                  0.121625                0.09690625                         0
17336 SEALAND #1                                  0                   0.05425                0.15465625                0.01977138
17337 MCANALLEN #1                                0                   0.21875                         0                         0
17338 KIRILA # 5                                  0                   0.21875                         0                         0
17339 MUDRAK #3                              0.0625                         0                         0                         0
17340 PHILSON UNIT # 1                            0                   0.21875                         0                         0
17341 SHIPTON #1                                  0                   0.21875                         0                         0
17343 STEINGRABE #2                               0                  0.121625                0.09690625                         0
17348 CAULFIELD # 1                          0.0625                         0                         0                         0
17349 DICKS                                  0.0625                         0                         0                         0
17351 MARSH # 1                              0.0625                         0                         0                         0
17352 MARSH # 2                              0.0625                         0                         0                         0
17354 HARRIS #1                                   0                   0.17325                   0.08925                0.01702027
17355 GARRETT UN. #1                              0                   0.17325                   0.08925                0.01702027
17356 PYLE #2                                     0                   0.13125                  0.109375                         0
17357 BAGNALL # 5                                 0                   0.17325                   0.08925                0.01702027
17359 KELSO #1                                    0                   0.17325                   0.08925                0.01702027
17360 MARSH # 4                                   0                   0.17325                   0.08925                0.01702027
17362 KLOOS # 2                                   0                         0                   0.21875                         0
17364 PYLE #3                                     0                   0.17325                   0.08925                0.01702027
17365 SNYDER # 7                                  0                   0.17325                   0.08925                0.01702027
17368 KELSO #2                               0.0625                         0                         0                         0
17369 MERCER CO VOTECH #2                    0.0625                         0                         0                         0
17370 KLOOS # 1                             0.03125                  0.105469                0.09070313                0.00088625
17372 MARSH # 3                              0.0625                         0                         0                         0
17373 MILLER # 4                             0.0625                         0                         0                         0
17374 MORTLAND UN. #1                        0.0625                         0                         0                         0
17375 WAGNER #1                              0.0625                         0                         0                         0
17376 CRESSWELL # 1                          0.0625                         0                         0                         0
17377 MONSKE #1                              0.0625                         0                         0                         0
17378 MILLS # 4A                                  0                   0.17325                   0.08925                0.01702027
17379 THOMPSON # 1                                0                         0                    0.2625                 0.0072667
17380 MILLS # 5                                   0                   0.13125                   0.13125                0.00363335
17382 KURTANICH UN. #1                            0                    0.2625                         0                         0
17383 ORLOSKY #3                                  0                         0                    0.2625                 0.0072667
17384 FIRTH # 1                                   0                    0.2625                         0                         0
17385 SEIDLE # 6                             0.0625                         0                         0                         0
17386 GLOVER #1                            0.020625                         0                0.18805647                0.00158353
17388 AMMER # 2                                   0                    0.2625                         0                         0
17389 MOOSE #1                                    0                         0                    0.2625                 0.0072667
17390 SHANNON #1                                  0                    0.2625                         0                         0
17391 WATSON #1                           0.0416875                         0                0.09157272                0.00077109
17392 GLOVER #2                                   0                   0.17325                   0.08925                0.01702027
17393 HILL # 1                             0.039563                 0.0175442                 0.0953902                0.00080323
17395 MOOSE #3                            0.0416875                         0                0.09157272                0.00077109
17396 BRADY UN. # 1                               0                    0.2625                         0                         0
17397 KERINS #4                                   0                         0                    0.2625                 0.0072667
17398 MICHAEL UN. #2                              0                         0                    0.2625                 0.0072667
17399 PHILLIPS #1                                 0                         0                    0.2625                 0.0072667
17400 STEVENS #1                                  0                         0                    0.2625                 0.0072667
17401 SINES # 2                             0.06875                 0.0403125                0.10078125                         0
17402 SMITH #1                                    0                    0.2625                         0                         0
17403 SHAFFER # 3                           0.06875                 0.0403125                0.10078125                         0
17404 GEIWITZ #1                           0.020625                         0                0.18805647                0.00158353
17405 MILLS # 3                                   0                    0.2625                         0                         0
17406 NELSON #2                                   0                         0                      0.21                0.00453397
17407 NELSON #3                                   0                         0                      0.21                0.00337155
17408 PETERS #2                             0.03125                         0                  0.253125                0.00272869
17409 CAMERON # 1                           0.03125                         0                  0.253125                0.00093974
17410 BOCHY # 1                           0.0416875                         0                0.09157272                0.00077109
17411 KERINS #5                                   0                   0.13125                  0.109375                         0
17412 KERINS #6                                   0                    0.2625                         0                         0
17414 ORLOSKY #1                                  0                    0.2625                         0                         0
17415 ORLOSKY #2                                  0                         0                    0.2625                 0.0072667
17416 ANDERSON # 3                           0.0625                         0                         0                         0
17417 RABOLD # 1                                  0                     0.875                         0                         0
17420 VOGAN # 1                             0.03125                         0                0.18140625                 0.0017725
17421 SHARPSVILLE-BEAGLE                          0                     0.105                   0.17325                0.00145885
17422 KRAYNAK # 6                                 0                         0                    0.2625                 0.0072667
17423 SEALAND #3                           0.020625                         0                0.18805647                0.00158353
17424 SEALAND UNIT #4                       0.03125                         0                 0.2784375                0.00227256
17425 ROMAIN # 3                            0.03125                         0                  0.253125                0.00093974
17426 ROMAIN # 4                           0.015625                   0.13125                 0.1265625                0.00046987
17427 BRADY UN. # 2                               0                    0.2625                         0                         0
17428 PETERS UNIT #1                        0.03125                         0                 0.2784375                0.00227256
17429 MOOSE #4                                    0                    0.2625                         0                         0
17431 FIRTH # 3                                   0                         0                    0.2625                 0.0072667
17432 FIRTH # 4                                   0                         0                    0.2625                 0.0072667
17433 HOAGLAND #1                                 0                    0.2625                         0                         0
17434 HOAGLAND UNIT #2                            0                         0                   0.21875                         0
17435 KURTANICH UN. #2                            0                    0.2625                         0                         0
17436 SHANNON #2                                  0                         0                    0.2625                 0.0072667


                                                                           33

(RESTUBBED TABLE)

17333 ZIGO UN. #1                   0.0625                          0                                0 ATLAS RESOURCES, INC.
17334 CRAWFORD # 2                 0.21875                          0                             0.25 ATLAS RESOURCES, INC.
17335 CRAWFORD # 3              0.21853125                          0                          0.24975 ATLAS RESOURCES, INC.
17336 SEALAND #1                0.22867763                 0.02259586                       0.26134586 ATLAS RESOURCES, INC.
17337 MCANALLEN #1                 0.21875                          0                             0.25 ATLAS RESOURCES, INC.
17338 KIRILA # 5                   0.21875                          0                             0.25 ATLAS RESOURCES, INC.
17339 MUDRAK #3                     0.0625                          0                                0 ATLAS RESOURCES, INC.
17340 PHILSON UNIT # 1             0.21875                          0                             0.25 ATLAS RESOURCES, INC.
17341 SHIPTON #1                   0.21875                          0                             0.25 ATLAS RESOURCES, INC.
17343 STEINGRABE #2             0.21853125                          0                          0.24975 ATLAS RESOURCES, INC.
17348 CAULFIELD # 1                 0.0625                          0                                0 ATLAS RESOURCES, INC.
17349 DICKS                         0.0625                          0                                0 ATLAS RESOURCES, INC.
17351 MARSH # 1                     0.0625                          0                                0 ATLAS RESOURCES, INC.
17352 MARSH # 2                     0.0625                          0                                0 ATLAS RESOURCES, INC.
17354 HARRIS #1                 0.27952027                 0.01945174                       0.31945174 ATLAS RESOURCES, INC.
17355 GARRETT UN. #1            0.27952027                 0.01945174                       0.31945174 ATLAS RESOURCES, INC.
17356 PYLE #2                     0.240625                          0                            0.275 ATLAS RESOURCES, INC.
17357 BAGNALL # 5               0.27952027                 0.01945174                       0.31945174 ATLAS RESOURCES, INC.
17359 KELSO #1                  0.27952027                 0.01945174                       0.31945174 ATLAS RESOURCES, INC.
17360 MARSH # 4                 0.27952027                 0.01945174                       0.31945174 ATLAS RESOURCES, INC.
17362 KLOOS # 2                    0.21875                          0                             0.25 ATLAS RESOURCES, INC.
17364 PYLE #3                   0.27952027                 0.01945174                       0.31945174 ATLAS RESOURCES, INC.
17365 SNYDER # 7                0.27952027                 0.01945174                       0.31945174 ATLAS RESOURCES, INC.
17368 KELSO #2                      0.0625                          0                                0 ATLAS RESOURCES, INC.
17369 MERCER CO VOTECH #2           0.0625                          0                                0 ATLAS RESOURCES, INC.
17370 KLOOS # 1                 0.22830838                 0.00105037                       0.23355037 ATLAS RESOURCES, INC.
17372 MARSH # 3                     0.0625                          0                                0 ATLAS RESOURCES, INC.
17373 MILLER # 4                    0.0625                          0                                0 ATLAS RESOURCES, INC.
17374 MORTLAND UN. #1               0.0625                          0                                0 ATLAS RESOURCES, INC.
17375 WAGNER #1                     0.0625                          0                                0 ATLAS RESOURCES, INC.
17376 CRESSWELL # 1                 0.0625                          0                                0 ATLAS RESOURCES, INC.
17377 MONSKE #1                     0.0625                          0                                0 ATLAS RESOURCES, INC.
17378 MILLS # 4A                0.27952027                 0.01945174                       0.31945174 ATLAS RESOURCES, INC.
17379 THOMPSON # 1               0.2697667                  0.0083048                        0.3083048 ATLAS RESOURCES, INC.
17380 MILLS # 5                 0.26613335                  0.0041524                        0.3041524 ATLAS RESOURCES, INC.
17382 KURTANICH UN. #1              0.2625                          0                              0.3 ATLAS RESOURCES, INC.
17383 ORLOSKY #3                 0.2697667                  0.0083048                        0.3083048 ATLAS RESOURCES, INC.
17384 FIRTH # 1                     0.2625                          0                              0.3 ATLAS RESOURCES, INC.
17385 SEIDLE # 6                    0.0625                          0                                0 ATLAS RESOURCES, INC.
17386 GLOVER #1                   0.210265                 0.00186177                       0.22296177 ATLAS RESOURCES, INC.
17388 AMMER # 2                     0.2625                          0                              0.3 ATLAS RESOURCES, INC.
17389 MOOSE #1                   0.2697667                  0.0083048                        0.3083048 ATLAS RESOURCES, INC.
17390 SHANNON #1                    0.2625                          0                              0.3 ATLAS RESOURCES, INC.
17391 WATSON #1                 0.13403131                 0.00092533                       0.11081533 ATLAS RESOURCES, INC.
17392 GLOVER #2                 0.27952027                 0.01945174                       0.31945174 ATLAS RESOURCES, INC.
17393 HILL # 1                  0.15330063                 0.00096145                       0.13614145 ATLAS RESOURCES, INC.
17395 MOOSE #3                  0.13403131                 0.00092533                       0.11081533 ATLAS RESOURCES, INC.
17396 BRADY UN. # 1                 0.2625                          0                              0.3 ATLAS RESOURCES, INC.
17397 KERINS #4                  0.2697667                  0.0083048                        0.3083048 ATLAS RESOURCES, INC.
17398 MICHAEL UN. #2             0.2697667                  0.0083048                        0.3083048 ATLAS RESOURCES, INC.
17399 PHILLIPS #1                0.2697667                  0.0083048                        0.3083048 ATLAS RESOURCES, INC.
17400 STEVENS #1                 0.2697667                  0.0083048                        0.3083048 ATLAS RESOURCES, INC.
17401 SINES # 2                 0.20984375                          0                            0.175 ATLAS RESOURCES, INC.
17402 SMITH #1                      0.2625                          0                              0.3 ATLAS RESOURCES, INC.
17403 SHAFFER # 3               0.20984375                          0                            0.175 ATLAS RESOURCES, INC.
17404 GEIWITZ #1                  0.210265                 0.00186177                       0.22296177 ATLAS RESOURCES, INC.
17405 MILLS # 3                     0.2625                          0                              0.3 ATLAS RESOURCES, INC.
17406 NELSON #2                 0.21453397                 0.00518168                       0.24518168 ATLAS RESOURCES, INC.
17407 NELSON #3                 0.21337155                  0.0038532                        0.2438532 ATLAS RESOURCES, INC.
17408 PETERS #2                 0.28710369                   0.003234                         0.303234 ATLAS RESOURCES, INC.
17409 CAMERON # 1               0.28531474                 0.00111377                       0.30111377 ATLAS RESOURCES, INC.
17410 BOCHY # 1                 0.13403131                 0.00092533                       0.11081533 ATLAS RESOURCES, INC.
17411 KERINS #5                   0.240625                          0                            0.275 ATLAS RESOURCES, INC.
17412 KERINS #6                     0.2625                          0                              0.3 ATLAS RESOURCES, INC.
17414 ORLOSKY #1                    0.2625                          0                              0.3 ATLAS RESOURCES, INC.
17415 ORLOSKY #2                 0.2697667                  0.0083048                        0.3083048 ATLAS RESOURCES, INC.
17416 ANDERSON # 3                  0.0625                          0                                0 ATLAS RESOURCES, INC.
17417 RABOLD # 1                     0.875                          0                                1 ATLAS RESOURCES, INC.
17420 VOGAN # 1                 0.21442875                 0.00210074                       0.21710074 ATLAS RESOURCES, INC.
17421 SHARPSVILLE-BEAGLE        0.27970885                 0.00166726                       0.31966726 ATLAS RESOURCES, INC.
17422 KRAYNAK # 6                0.2697667                  0.0083048                        0.3083048 ATLAS RESOURCES, INC.
17423 SEALAND #3                  0.210265                 0.00186177                       0.22296177 ATLAS RESOURCES, INC.
17424 SEALAND UNIT #4           0.31196006                  0.0026934                        0.3326934 ATLAS RESOURCES, INC.
17425 ROMAIN # 3                0.28531474                 0.00111377                       0.30111377 ATLAS RESOURCES, INC.
17426 ROMAIN # 4                0.27390737                 0.00055689                       0.30055689 ATLAS RESOURCES, INC.
17427 BRADY UN. # 2                 0.2625                          0                              0.3 ATLAS RESOURCES, INC.
17428 PETERS UNIT #1            0.31196006                  0.0026934                        0.3326934 ATLAS RESOURCES, INC.
17429 MOOSE #4                      0.2625                          0                              0.3 ATLAS RESOURCES, INC.
17431 FIRTH # 3                  0.2697667                  0.0083048                        0.3083048 ATLAS RESOURCES, INC.
17432 FIRTH # 4                  0.2697667                  0.0083048                        0.3083048 ATLAS RESOURCES, INC.
17433 HOAGLAND #1                   0.2625                          0                              0.3 ATLAS RESOURCES, INC.
17434 HOAGLAND UNIT #2             0.21875                          0                             0.25 ATLAS RESOURCES, INC.
17435 KURTANICH UN. #2              0.2625                          0                              0.3 ATLAS RESOURCES, INC.
17436 SHANNON #2                 0.2697667                  0.0083048                        0.3083048 ATLAS RESOURCES, INC.


(RESTUBBED TABLE)

17333 ZIGO UN. #1                                                                        0                  0 PA           MERCER
17334 CRAWFORD # 2                                                                       0                  0 PA           MERCER
17335 CRAWFORD # 3                 ATLAS ENERGY PARTNERS LP-1990                  0.387625              0.443 PA           MERCER
17336 SEALAND #1                   ATLAS ENERGY NINETIES - 10                     0.618625              0.707 PA           MERCER
17337 MCANALLEN #1                                                                       0                  0 PA           MERCER
17338 KIRILA # 5                                                                         0                  0 PA           MERCER
17339 MUDRAK #3                                                                          0                  0
17340 PHILSON UNIT # 1                                                                   0                  0 PA           MERCER
17341 SHIPTON #1                                                                         0                  0 PA           MERCER
17343 STEINGRABE #2                ATLAS ENERGY PARTNERS LP-1990                  0.387625              0.443 PA           MERCER
17348 CAULFIELD # 1                                                                      0                  0 PA           MERCER
17349 DICKS                                                                              0                  0 PA           MERCER
17351 MARSH # 1                                                                          0                  0 PA           MERCER
17352 MARSH # 2                                                                          0                  0 PA           MERCER
17354 HARRIS #1                    ATLAS ENERGY NINETIES - 11                       0.2975               0.34 PA           MERCER
17355 GARRETT UN. #1               ATLAS ENERGY NINETIES - 11                       0.2975               0.34 PA           MERCER
17356 PYLE #2                      ATLAS ENERGY PARTNERS LP-1991                    0.4375                0.5 PA           MERCER
17357 BAGNALL # 5                  ATLAS ENERGY NINETIES - 11                       0.2975               0.34 PA           MERCER
17359 KELSO #1                     ATLAS ENERGY NINETIES - 11                       0.2975               0.34 PA           MERCER
17360 MARSH # 4                    ATLAS ENERGY NINETIES - 11                       0.2975               0.34 PA           MERCER
17362 KLOOS # 2                    ATLAS ENERGY NINETIES-PUBLIC 4                    0.875                  1 PA           MERCER
17364 PYLE #3                      ATLAS ENERGY NINETIES - 11                       0.2975               0.34 PA           MERCER
17365 SNYDER # 7                   ATLAS ENERGY NINETIES - 11                       0.2975               0.34 PA           MERCER
17368 KELSO #2                                                                           0                  0 PA           MERCER
17369 MERCER CO VOTECH #2                                                                0                  0 PA           MERCER
17370 KLOOS # 1                    ATLAS ENERGY NINETIES - 16                     0.421875                0.5 PA           MERCER
17372 MARSH # 3                                                                          0                  0 PA           MERCER
17373 MILLER # 4                                                                         0                  0 PA           MERCER
17374 MORTLAND UN. #1                                                                    0                  0 PA           MERCER
17375 WAGNER #1                                                                          0                  0 PA           MERCER
17376 CRESSWELL # 1                                                                      0                  0 PA           MERCER
17377 MONSKE #1                                                                          0                  0 PA           MERCER
17378 MILLS # 4A                   ATLAS ENERGY NINETIES - 11                       0.2975               0.34 PA           MERCER
17379 THOMPSON # 1                 ATLAS ENERGY NINETIES - 12                        0.875                  1 PA           MERCER
17380 MILLS # 5                    ATLAS ENERGY NINETIES - 12                       0.4375                0.5 PA           MERCER
17382 KURTANICH UN. #1                                                                   0                  0 PA           MERCER
17383 ORLOSKY #3                   ATLAS ENERGY NINETIES - 12                        0.875                  1 PA           MERCER
17384 FIRTH # 1                                                                          0                  0 PA           MERCER
17385 SEIDLE # 6                                                                         0                  0 PA           MERCER
17386 GLOVER #1                    ATLAS ENERGY NINETIES - JV 92                 0.5698681               0.67 PA           MERCER
17388 AMMER # 2                                                                          0                  0
17389 MOOSE #1                     ATLAS ENERGY NINETIES - 12                        0.875                  1 PA           MERCER
17390 SHANNON #1                                                                         0                  0
17391 WATSON #1                    ATLAS ENERGY NINETIES - JV 92                 0.2774931              0.333 PA           MERCER
17392 GLOVER #2                    ATLAS ENERGY NINETIES - 11                       0.2975               0.34 PA           MERCER
17393 HILL # 1                     ATLAS ENERGY NINETIES - JV 92                 0.2890612              0.346 PA           MERCER
17395 MOOSE #3                     ATLAS ENERGY NINETIES - JV 92                 0.2774931              0.333 PA           MERCER
17396 BRADY UN. # 1                                                                      0                  0 PA           MERCER
17397 KERINS #4                    ATLAS ENERGY NINETIES - 12                        0.875                  1 PA           MERCER
17398 MICHAEL UN. #2               ATLAS ENERGY NINETIES - 12                        0.875                  1
17399 PHILLIPS #1                  ATLAS ENERGY NINETIES - 12                        0.875                  1 PA           MERCER
17400 STEVENS #1                   ATLAS ENERGY NINETIES - 12                        0.875                  1 PA           MERCER
17401 SINES # 2                    ATLAS ENERGY PARTNERS LP-1992                  0.403125                0.5 PA           MERCER
17402 SMITH #1                                                                           0                  0 PA           MERCER
17403 SHAFFER # 3                  ATLAS ENERGY PARTNERS LP-1992                  0.403125                0.5 PA           MERCER
17404 GEIWITZ #1                   ATLAS ENERGY NINETIES - JV 92                 0.5698681               0.67 PA           MERCER
17405 MILLS # 3                                                                          0                  0 PA           MERCER
17406 NELSON #2                    ATLAS ENERGY NINETIES-PUBLIC 2                    0.875                  1 PA           MERCER
17407 NELSON #3                    ATLAS ENERGY NINETIES-PUBLIC 1                    0.875                  1 PA           MERCER
17408 PETERS #2                    ATLAS ENERGY NINETIES-1993 LTD                  0.84375                  1 PA           MERCER
17409 CAMERON # 1                  ATLAS ENERGY NINETIES - 15                      0.84375                  1 PA           MERCER
17410 BOCHY # 1                    ATLAS ENERGY NINETIES - JV 92                 0.2774931              0.333
17411 KERINS #5                    ATLAS ENERGY PARTNERS LP-1991                    0.4375                0.5 PA           MERCER
17412 KERINS #6                                                                          0                  0 PA           MERCER
17414 ORLOSKY #1                                                                         0                  0 PA           MERCER
17415 ORLOSKY #2                   ATLAS ENERGY NINETIES - 12                        0.875                  1 PA           MERCER
17416 ANDERSON # 3                                                                       0                  0 PA           MERCER
17417 RABOLD # 1                                                                         0                  0 PA           MERCER
17420 VOGAN # 1                    ATLAS ENERGY NINETIES - 16                      0.84375                  1 PA           MERCER
17421 SHARPSVILLE-BEAGLE           ATLAS ENERGY NINETIES - JV 92                     0.525                0.6 PA           MERCER
17422 KRAYNAK # 6                  ATLAS ENERGY NINETIES - 12                        0.875                  1 PA           MERCER
17423 SEALAND #3                   ATLAS ENERGY NINETIES - JV 92                 0.5698681               0.67 PA           MERCER
17424 SEALAND UNIT #4              ATLAS ENERGY NINETIES - 14                      0.84375                  1 PA           MERCER
17425 ROMAIN # 3                   ATLAS ENERGY NINETIES - 15                      0.84375                  1 PA           MERCER
17426 ROMAIN # 4                   ATLAS ENERGY NINETIES - 15                     0.421875                0.5 PA           MERCER
17427 BRADY UN. # 2                                                                      0                  0 PA           MERCER
17428 PETERS UNIT #1               ATLAS ENERGY NINETIES - 14                      0.84375                  1 PA           MERCER
17429 MOOSE #4                                                                           0                  0 PA           MERCER
17431 FIRTH # 3                    ATLAS ENERGY NINETIES - 12                        0.875                  1 PA           MERCER
17432 FIRTH # 4                    ATLAS ENERGY NINETIES - 12                        0.875                  1 PA           MERCER
17433 HOAGLAND #1                                                                        0                  0 PA           MERCER
17434 HOAGLAND UNIT #2             ATLAS ENERGY NINETIES-PUBLIC 3                    0.875                  1 PA           MERCER
17435 KURTANICH UN. #2                                                                   0                  0 PA           MERCER
17436 SHANNON #2                   ATLAS ENERGY NINETIES - 12                        0.875                  1

17437 SHANNON #3                                  0                    0.2625                         0                         0
17438 BYERS # 1                                   0                    0.2625                         0                         0
17439 KERINS #7                                   0                    0.2625                         0                         0
17440 BENDER UN. # 1                              0                   0.13125                  0.109375                         0
17441 FITHIAN # 1                                 0                   0.13125                  0.109375                         0
17442 JOHNSON #1                                  0                  0.196875                 0.0546875                         0
17443 VAN WOERT #1                        0.0416875                         0                0.09157272                0.00077109
17444 ANDERSON # 4                                0                   0.13125                  0.109375                         0
17445 WATSON #2                                   0                    0.2625                         0                         0
17446 BAGNALL # 4                                 0                   0.13125                 0.1203125                0.01251491
17446 BAGNALL # 4                                 0                   0.13125                 0.1203125                0.01251491
17447 SINES # 1                                   0                    0.2625                         0                         0
17449 MEZZARA #2                                  0                    0.2625                         0                         0
17450 SHELESTAK UN. #2                            0                   0.13125                  0.109375                         0
17451 FIRTH # 5                                   0                    0.2625                         0                         0
17452 BYLER #  1                                  0                    0.2625                         0                         0
17453 MASTERS #1                                  0                    0.2625                         0                         0
17454 RUST #1                                     0                    0.2625                         0                         0
17455 FIRTH # 2                                   0                    0.2625                         0                         0
17456 RABOLD # 2                            0.03125                         0                  0.253125                0.00093974
17457 NEWTON UN. #1                               0                    0.2625                         0                         0
17458 VOGAN # 2                                   0                         0                   0.21875                         0
17461 PETERS #3                                   0                         0                      0.21                0.00453397
17462 PETERS #4                                   0                    0.2625                         0                         0
17463 HOFFMAN R. #2                               0                   0.16625                  0.174475                0.00579912
17463 HOFFMAN R. #2                               0                   0.16625                  0.174475                0.00579912
17465 WILSON # 1                                  0                  0.133875                  0.119875                0.00981007
17465 WILSON # 1                                  0                  0.133875                  0.119875                0.00981007
17465 WILSON # 1                                  0                  0.133875                  0.119875                0.00981007
17466 SMITH #2                             0.021875                 0.1134656                         0                         0
17468 COUSINS # 2                         0.0416875                         0                0.09157272                0.00077109
17469 LOCKE #1                            0.0416875                         0                0.09157272                0.00077109
17471 HOVER #3                            0.0416875                         0                0.09157272                0.00077109
17472 HURTT #2                            0.0416875                         0                0.09157272                0.00077109
17473 LONG #1                             0.0416875                         0                0.09157272                0.00077109
17474 SHORTWAY #1                         0.0416875                         0                0.09157272                0.00077109
17475 SHORTWAY #2                                 0                    0.2625                         0                         0
17476 COURTNEY # 3                        0.0416875                         0                0.09157272                0.00077109
17477 COURTNEY # 6                         0.039563                 0.0175442                 0.0953902                0.00080323
17478 FEDORCHAK # 2                         0.06875                 0.0403125                0.10078125                         0
17479 FEDORCHAK # 3                       0.0416875                         0                0.09157272                0.00077109
17481 PARKS #2                            0.0416875                         0                0.09157272                0.00077109
17482 KIRILA # 9                          0.0416875                         0                0.09157272                0.00077109
17483 LENGEL #2                            0.039563                 0.0175442                 0.0953902                0.00080323
17484 MASSON # 1                          0.0416875                         0                0.09157272                0.00077109
17485 NELSON #4                            0.020625                         0                0.18805647                0.00158353
17486 SAXION # 1                           0.039563                 0.0175442                 0.0953902                0.00080323
17487 WILSON # 2                                  0                   0.76475                         0                         0
17488 SMITH #3                             0.021875                 0.1134656                         0                         0
17489 AMMER # 4                            0.021875                 0.1134656                         0                         0
17490 BIRSIC # 1                           0.021875                 0.1134656                         0                         0
17492 ECKMAN # 1                           0.021875                 0.1134656                         0                         0
17493 HEAZLETT #1                          0.021875                 0.1134656                         0                         0
17494 KIRILA/MAUSKAR #6                    0.021875                 0.1134656                         0                         0
17495 COURTNEY # 2                         0.021875                 0.1134656                         0                         0
17496 PLANTATION PARK # 1                   0.03125                         0                0.22359375                         0
17497 LONG #2                              0.021875                 0.1134656                         0                         0
17498 ANDERSON #15                                0                     0.875                         0                         0
17499 BYLER #  7                                  0                     0.875                         0                         0
17500 HILLMAR UN. #9                              0                     0.875                         0                         0
17501 MOOSE #8                                    0                     0.875                         0                         0
17502 CURRY # 2                            0.039563                 0.0175442                 0.0953902                0.00080323
17503 HALANSKY #1                          0.039563                 0.0175442                 0.0953902                0.00080323
17504 MASTARONE #1                         0.039563                 0.0175442                 0.0953902                0.00080323
17505 KLOOS # 3                            0.020625                         0                0.18805647                0.00158353
17506 SYMONS # 1                           0.039563                 0.0175442                 0.0953902                0.00080323
17507 HOVER #1                             0.039563                 0.0175442                 0.0953902                0.00080323
17510 FELIX # 1                            0.039563                 0.0175442                 0.0953902                0.00080323
17511 MCCLELLAND #1                        0.020625                         0                0.18805647                0.00158353
17512 HOWARD # 1                           0.039563                 0.0175442                 0.0953902                0.00080323
17513 KECK #1                              0.020625                         0                0.18805647                0.00158353
17515 BAGNALL # 6                          0.039563                 0.0175442                 0.0953902                0.00080323
17516 HAWTHORNE #1                                0                         0                      0.21                0.00337155
17517 BYLER #  3                           0.020625                         0                0.18805647                0.00158353
17518 WILLIAMS # 2                         0.020625                         0                 0.1889023                0.00159065
17519 KIRILA # 7                           0.021875                 0.1134656                         0                         0
17520 MCCLELLAND #2                        0.021875                 0.1134656                         0                         0
17521 MASSON # 2                           0.021875                 0.1134656                         0                         0
17522 PARKS #1                             0.020625                         0                0.18805647                0.00158353
17524 TOMSON #2                            0.020625                         0                0.18805647                0.00158353
17525 DIEGAN # 2                           0.039563                 0.0175442                 0.0953902                0.00080323
17526 YOUNG # 4                            0.020625                         0                0.18805647                0.00158353
17528 PRICE #2                             0.020625                         0                0.18805647                0.00158353
17529 SHETLER #1                           0.020625                         0                0.18805647                0.00158353


                                                                         34

(RESTUBBED TABLE)

17437 SHANNON #3                              0.2625                          0                          0.3 ATLAS RESOURCES, INC.
17438 BYERS # 1                               0.2625                          0                          0.3 ATLAS RESOURCES, INC.
17439 KERINS #7                               0.2625                          0                          0.3 ATLAS RESOURCES, INC.
17440 BENDER UN. # 1                        0.240625                          0                        0.275 ATLAS RESOURCES, INC.
17441 FITHIAN # 1                           0.240625                          0                        0.275 ATLAS RESOURCES, INC.
17442 JOHNSON #1                           0.2515625                          0                       0.2875 ATLAS RESOURCES, INC.
17443 VAN WOERT #1                        0.13403131                 0.00092533                   0.11081533 ATLAS RESOURCES, INC.
17444 ANDERSON # 4                          0.240625                          0                        0.275 ATLAS RESOURCES, INC.
17445 WATSON #2                               0.2625                          0                          0.3 ATLAS RESOURCES, INC.
17446 BAGNALL # 4                         0.26407741                 0.01430275                   0.30180275 ATLAS RESOURCES, INC.
17446 BAGNALL # 4                         0.26407741                 0.01430275                   0.30180275 ATLAS RESOURCES, INC.
17447 SINES # 1                               0.2625                          0                          0.3 ATLAS RESOURCES, INC.
17449 MEZZARA #2                              0.2625                          0                          0.3 ATLAS RESOURCES, INC.
17450 SHELESTAK UN. #2                      0.240625                          0                        0.275 ATLAS RESOURCES, INC.
17451 FIRTH # 5                               0.2625                          0                          0.3 ATLAS RESOURCES, INC.
17452 BYLER #  1                              0.2625                          0                          0.3 ATLAS RESOURCES, INC.
17453 MASTERS #1                              0.2625                          0                          0.3 ATLAS RESOURCES, INC.
17454 RUST #1                                 0.2625                          0                          0.3 ATLAS RESOURCES, INC.
17455 FIRTH # 2                               0.2625                          0                          0.3 ATLAS RESOURCES, INC.
17456 RABOLD # 2                          0.28531474                 0.00111377                   0.30111377 ATLAS RESOURCES, INC.
17457 NEWTON UN. #1                           0.2625                          0                          0.3 ATLAS RESOURCES, INC.
17458 VOGAN # 2                              0.21875                          0                         0.25 ATLAS RESOURCES, INC.
17461 PETERS #3                           0.21453397                 0.00518168                   0.24518168 ATLAS RESOURCES, INC.
17462 PETERS #4                               0.2625                          0                          0.3 ATLAS RESOURCES, INC.
17463 HOFFMAN R. #2                       0.34652412                 0.00662757                   0.39602757 ATLAS RESOURCES, INC.
17463 HOFFMAN R. #2                       0.34652412                 0.00662757                   0.39602757 ATLAS RESOURCES, INC.
17465 WILSON # 1                          0.26356007                 0.01121151                   0.30121151 ATLAS RESOURCES, INC.
17465 WILSON # 1                          0.26356007                 0.01121151                   0.30121151 ATLAS RESOURCES, INC.
17465 WILSON # 1                          0.26356007                 0.01121151                   0.30121151 ATLAS RESOURCES, INC.
17466 SMITH #2                             0.1353406                          0                        0.133 ATLAS RESOURCES, INC.
17468 COUSINS # 2                         0.13403131                 0.00092533                   0.11081533 ATLAS RESOURCES, INC.
17469 LOCKE #1                            0.13403131                 0.00092533                   0.11081533 ATLAS RESOURCES, INC.
17471 HOVER #3                            0.13403131                 0.00092533                   0.11081533 ATLAS RESOURCES, INC.
17472 HURTT #2                            0.13403131                 0.00092533                   0.11081533 ATLAS RESOURCES, INC.
17473 LONG #1                             0.13403131                 0.00092533                   0.11081533 ATLAS RESOURCES, INC.
17474 SHORTWAY #1                         0.13403131                 0.00092533                   0.11081533 ATLAS RESOURCES, INC.
17475 SHORTWAY #2                             0.2625                          0                          0.3 ATLAS RESOURCES, INC.
17476 COURTNEY # 3                        0.13403131                 0.00092533                   0.11081533 ATLAS RESOURCES, INC.
17477 COURTNEY # 6                        0.15330063                 0.00096145                   0.13614145 ATLAS RESOURCES, INC.
17478 FEDORCHAK # 2                       0.20984375                          0                        0.175 ATLAS RESOURCES, INC.
17479 FEDORCHAK # 3                       0.13403131                 0.00092533                   0.11081533 ATLAS RESOURCES, INC.
17481 PARKS #2                            0.13403131                 0.00092533                   0.11081533 ATLAS RESOURCES, INC.
17482 KIRILA # 9                          0.13403131                 0.00092533                   0.11081533 ATLAS RESOURCES, INC.
17483 LENGEL #2                           0.15330063                 0.00096145                   0.13614145 ATLAS RESOURCES, INC.
17484 MASSON # 1                          0.13403131                 0.00092533                   0.11081533 ATLAS RESOURCES, INC.
17485 NELSON #4                             0.210265                 0.00186177                   0.22296177 ATLAS RESOURCES, INC.
17486 SAXION # 1                          0.15330063                 0.00096145                   0.13614145 ATLAS RESOURCES, INC.
17487 WILSON # 2                             0.76475                          0                        0.874 ATLAS RESOURCES, INC.
17488 SMITH #3                             0.1353406                          0                        0.133 ATLAS RESOURCES, INC.
17489 AMMER # 4                            0.1353406                          0                        0.133 ATLAS RESOURCES, INC.
17490 BIRSIC # 1                           0.1353406                          0                        0.133 ATLAS RESOURCES, INC.
17492 ECKMAN # 1                           0.1353406                          0                        0.133 ATLAS RESOURCES, INC.
17493 HEAZLETT #1                          0.1353406                          0                        0.133 ATLAS RESOURCES, INC.
17494 KIRILA/MAUSKAR #6                    0.1353406                          0                        0.133 ATLAS RESOURCES, INC.
17495 COURTNEY # 2                         0.1353406                          0                        0.133 ATLAS RESOURCES, INC.
17496 PLANTATION PARK # 1                 0.25484375                          0                        0.265 ATLAS RESOURCES, INC.
17497 LONG #2                              0.1353406                          0                        0.133 ATLAS RESOURCES, INC.
17498 ANDERSON #15                             0.875                          0                            1 ATLAS RESOURCES, INC.
17499 BYLER #  7                               0.875                          0                            1 ATLAS RESOURCES, INC.
17500 HILLMAR UN. #9                           0.875                          0                            1 ATLAS RESOURCES, INC.
17501 MOOSE #8                                 0.875                          0                            1 ATLAS RESOURCES, INC.
17502 CURRY # 2                           0.15330063                 0.00096145                   0.13614145 ATLAS RESOURCES, INC.
17503 HALANSKY #1                         0.15330063                 0.00096145                   0.13614145 ATLAS RESOURCES, INC.
17504 MASTARONE #1                        0.15330063                 0.00096145                   0.13614145 ATLAS RESOURCES, INC.
17505 KLOOS # 3                             0.210265                 0.00186177                   0.22296177 ATLAS RESOURCES, INC.
17506 SYMONS # 1                          0.15330063                 0.00096145                   0.13614145 ATLAS RESOURCES, INC.
17507 HOVER #1                            0.15330063                 0.00096145                   0.13614145 ATLAS RESOURCES, INC.
17510 FELIX # 1                           0.15330063                 0.00096145                   0.13614145 ATLAS RESOURCES, INC.
17511 MCCLELLAND #1                         0.210265                 0.00186177                   0.22296177 ATLAS RESOURCES, INC.
17512 HOWARD # 1                          0.15330063                 0.00096145                   0.13614145 ATLAS RESOURCES, INC.
17513 KECK #1                               0.210265                 0.00186177                   0.22296177 ATLAS RESOURCES, INC.
17515 BAGNALL # 6                         0.15330063                 0.00096145                   0.13614145 ATLAS RESOURCES, INC.
17516 HAWTHORNE #1                        0.21337155                  0.0038532                    0.2438532 ATLAS RESOURCES, INC.
17517 BYLER #  3                            0.210265                 0.00186177                   0.22296177 ATLAS RESOURCES, INC.
17518 WILLIAMS # 2                        0.21111795                 0.00186177                   0.22296177 ATLAS RESOURCES, INC.
17519 KIRILA # 7                           0.1353406                          0                        0.133 ATLAS RESOURCES, INC.
17520 MCCLELLAND #2                        0.1353406                          0                        0.133 ATLAS RESOURCES, INC.
17521 MASSON # 2                           0.1353406                          0                        0.133 ATLAS RESOURCES, INC.
17522 PARKS #1                              0.210265                 0.00186177                   0.22296177 ATLAS RESOURCES, INC.
17524 TOMSON #2                             0.210265                 0.00186177                   0.22296177 ATLAS RESOURCES, INC.
17525 DIEGAN # 2                          0.15330063                 0.00096145                   0.13614145 ATLAS RESOURCES, INC.
17526 YOUNG # 4                             0.210265                 0.00186177                   0.22296177 ATLAS RESOURCES, INC.
17528 PRICE #2                              0.210265                 0.00186177                   0.22296177 ATLAS RESOURCES, INC.
17529 SHETLER #1                            0.210265                 0.00186177                   0.22296177 ATLAS RESOURCES, INC.

(RESTUBBED TABLE)

17437 SHANNON #3                                                                           0                0 PA           MERCER
17438 BYERS # 1                                                                            0                0 PA           MERCER
17439 KERINS #7                                                                            0                0 PA           MERCER
17440 BENDER UN. # 1               ATLAS ENERGY PARTNERS LP-1991                      0.4375              0.5 PA           MERCER
17441 FITHIAN # 1                  ATLAS ENERGY PARTNERS LP-1991                      0.4375              0.5 PA           MERCER
17442 JOHNSON #1                   ATLAS ENERGY PARTNERS LP-1991                     0.21875             0.25 PA           MERCER
17443 VAN WOERT #1                 ATLAS ENERGY NINETIES - JV 92                   0.2774931            0.333 PA           MERCER
17444 ANDERSON # 4                 ATLAS ENERGY PARTNERS LP-1991                      0.4375              0.5 PA           MERCER
17445 WATSON #2                                                                            0                0 PA           MERCER
17446 BAGNALL # 4                  ATLAS ENERGY NINETIES - 11                        0.21875             0.25
17446 BAGNALL # 4                  ATLAS ENERGY PARTNERS LP-1991                     0.21875             0.25 PA           MERCER
17447 SINES # 1                                                                            0                0 PA           MERCER
17449 MEZZARA #2                                                                           0                0 PA           MERCER
17450 SHELESTAK UN. #2             ATLAS ENERGY PARTNERS LP-1991                      0.4375              0.5 PA           MERCER
17451 FIRTH # 5                                                                            0                0 PA           MERCER
17452 BYLER #  1                                                                           0                0 PA           MERCER
17453 MASTERS #1                                                                           0                0 PA           MERCER
17454 RUST #1                                                                              0                0 PA           MERCER
17455 FIRTH # 2                                                                            0                0 PA           MERCER
17456 RABOLD # 2                   ATLAS ENERGY NINETIES - 15                        0.84375                1 PA           MERCER
17457 NEWTON UN. #1                                                                        0                0 PA           MERCER
17458 VOGAN # 2                    ATLAS ENERGY NINETIES-PUBLIC 4                      0.875                1 PA           MERCER
17461 PETERS #3                    ATLAS ENERGY NINETIES-PUBLIC 2                      0.875                1 PA           MERCER
17462 PETERS #4                                                                            0                0 PA           MERCER
17463 HOFFMAN R. #2                ATLAS ENERGY NINETIES-PUBLIC 2                    0.27125             0.31
17463 HOFFMAN R. #2                ATLAS ENERGY PARTNERS LP-1993                      0.4375              0.5 PA           MERCER
17465 WILSON # 1                   ATLAS ENERGY NINETIES - 11                         0.1575             0.18
17465 WILSON # 1                   ATLAS ENERGY NINETIES - 12                        0.09625             0.11
17465 WILSON # 1                   ATLAS ENERGY PARTNERS LP-1991                       0.175              0.2
17466 SMITH #2                                                                             0                0 PA           MERCER
17468 COUSINS # 2                  ATLAS ENERGY NINETIES - JV 92                   0.2774931            0.333 PA           MERCER
17469 LOCKE #1                     ATLAS ENERGY NINETIES - JV 92                   0.2774931            0.333 PA           MERCER
17471 HOVER #3                     ATLAS ENERGY NINETIES - JV 92                   0.2774931            0.333 PA           MERCER
17472 HURTT #2                     ATLAS ENERGY NINETIES - JV 92                   0.2774931            0.333 PA           MERCER
17473 LONG #1                      ATLAS ENERGY NINETIES - JV 92                   0.2774931            0.333 PA           MERCER
17474 SHORTWAY #1                  ATLAS ENERGY NINETIES - JV 92                   0.2774931            0.333
17475 SHORTWAY #2                                                                          0                0 PA           MERCER
17476 COURTNEY # 3                 ATLAS ENERGY NINETIES - JV 92                   0.2774931            0.333 PA           MERCER
17477 COURTNEY # 6                 ATLAS ENERGY NINETIES - JV 92                   0.2890612            0.346 PA           MERCER
17478 FEDORCHAK # 2                ATLAS ENERGY PARTNERS LP-1992                    0.403125              0.5 PA           MERCER
17479 FEDORCHAK # 3                ATLAS ENERGY NINETIES - JV 92                   0.2774931            0.333 PA           MERCER
17481 PARKS #2                     ATLAS ENERGY NINETIES - JV 92                   0.2774931            0.333 PA           MERCER
17482 KIRILA # 9                   ATLAS ENERGY NINETIES - JV 92                   0.2774931            0.333 PA           MERCER
17483 LENGEL #2                    ATLAS ENERGY NINETIES - JV 92                   0.2890612            0.346 PA           MERCER
17484 MASSON # 1                   ATLAS ENERGY NINETIES - JV 92                   0.2774931            0.333 PA           MERCER
17485 NELSON #4                    ATLAS ENERGY NINETIES - JV 92                   0.5698681             0.67 PA           MERCER
17486 SAXION # 1                   ATLAS ENERGY NINETIES - JV 92                   0.2890612            0.346 PA           MERCER
17487 WILSON # 2                                                                           0                0
17488 SMITH #3                                                                             0                0 PA           MERCER
17489 AMMER # 4                                                                            0                0 PA           MERCER
17490 BIRSIC # 1                                                                           0                0 PA           MERCER
17492 ECKMAN # 1                                                                           0                0 PA           MERCER
17493 HEAZLETT #1                                                                          0                0
17494 KIRILA/MAUSKAR #6                                                                    0                0 PA           MERCER
17495 COURTNEY # 2                                                                         0                0 PA           MERCER
17496 PLANTATION PARK # 1          ATLAS ENERGY NINETIES - 17                        0.84375                1 PA           MERCER
17497 LONG #2                                                                              0                0 PA           MERCER
17498 ANDERSON #15                                                                         0                0 PA           MERCER
17499 BYLER #  7                                                                           0                0 PA           MERCER
17500 HILLMAR UN. #9                                                                       0                0 PA           MERCER
17501 MOOSE #8                                                                             0                0 PA           MERCER
17502 CURRY # 2                    ATLAS ENERGY NINETIES - JV 92                   0.2890612            0.346 PA           MERCER
17503 HALANSKY #1                  ATLAS ENERGY NINETIES - JV 92                   0.2890612            0.346 PA           MERCER
17504 MASTARONE #1                 ATLAS ENERGY NINETIES - JV 92                   0.2890612            0.346 PA           MERCER
17505 KLOOS # 3                    ATLAS ENERGY NINETIES - JV 92                   0.5698681             0.67 PA           MERCER
17506 SYMONS # 1                   ATLAS ENERGY NINETIES - JV 92                   0.2890612            0.346 PA           MERCER
17507 HOVER #1                     ATLAS ENERGY NINETIES - JV 92                   0.2890612            0.346 PA           MERCER
17510 FELIX # 1                    ATLAS ENERGY NINETIES - JV 92                   0.2890612            0.346 PA           MERCER
17511 MCCLELLAND #1                ATLAS ENERGY NINETIES - JV 92                   0.5698681             0.67 PA           MERCER
17512 HOWARD # 1                   ATLAS ENERGY NINETIES - JV 92                   0.2890612            0.346 PA           MERCER
17513 KECK #1                      ATLAS ENERGY NINETIES - JV 92                   0.5698681             0.67 PA           MERCER
17515 BAGNALL # 6                  ATLAS ENERGY NINETIES - JV 92                   0.2890612            0.346 PA           MERCER
17516 HAWTHORNE #1                 ATLAS ENERGY NINETIES-PUBLIC 1                      0.875                1 PA           MERCER
17517 BYLER #  3                   ATLAS ENERGY NINETIES - JV 92                   0.5698681             0.67 PA           MERCER
17518 WILLIAMS # 2                 ATLAS ENERGY NINETIES - JV 92                   0.5724312             0.67 PA           MERCER
17519 KIRILA # 7                                                                           0                0 PA           MERCER
17520 MCCLELLAND #2                                                                        0                0 PA           MERCER
17521 MASSON # 2                                                                           0                0 PA           MERCER
17522 PARKS #1                     ATLAS ENERGY NINETIES - JV 92                   0.5698681             0.67 PA           MERCER
17524 TOMSON #2                    ATLAS ENERGY NINETIES - JV 92                   0.5698681             0.67 PA           MERCER
17525 DIEGAN # 2                   ATLAS ENERGY NINETIES - JV 92                   0.2890612            0.346 PA           MERCER
17526 YOUNG # 4                    ATLAS ENERGY NINETIES - JV 92                   0.5698681             0.67 PA           MERCER
17528 PRICE #2                     ATLAS ENERGY NINETIES - JV 92                   0.5698681             0.67 PA           MERCER
17529 SHETLER #1                   ATLAS ENERGY NINETIES - JV 92                   0.5698681             0.67 PA           MERCER

17530 BAKER C # 1                           0.03125                 0.1265625                         0                         0
17531 KISLING UNIT #1                             0                     0.875                         0                         0
17534 BYLER #  2                           0.020625                         0                0.18805647                0.00158353
17535 JORDAN UNIT #1                              0                         0                      0.21                0.00337155
17536 JORDAN UNIT #2                        0.03125                         0                  0.253125                0.00272869
17537 JORDAN UNIT #3                              0                     0.875                         0                         0
17540 MASTARONE #2                           0.0625                 0.0966875                 0.1015625                         0
17541 SUHRIE #1                            0.021875                 0.1134656                         0                         0
17551 HALANSKY #2                           0.06875                 0.0403125                0.10078125                         0
17552 HALANSKY #3                           0.03125                 0.1265625                         0                         0
17553 HALANSKY #4                          0.039563                 0.0175442                 0.0953902                0.00080323
17555 HOSTETLER # 1                        0.021875                 0.1134656                         0                         0
17556 HOVER #2                                    0                    0.2625                         0                         0
17558 SHETLER #2                            0.06875                 0.0403125                0.10078125                         0
17559 BARKUS # 2                           0.021875                 0.1134656                         0                         0
17560 BARKUS UN. # 4                              0                         0                      0.21                0.00337155
17561 YOUNG # 5                             0.03125                 0.1265625                         0                         0
17562 CLARK # 4                                   0                         0                      0.21                0.00337155
17564 HUMPHREY # 1                                0                    0.2625                         0                         0
17565 LAWRENCE #1                                 0                         0                      0.21                0.00337155
17566 RODGERS UNIT #1                       0.03125                 0.1265625                         0                         0
17567 SCHAFER # 4                           0.03125                         0                  0.253125                0.00272869
17569 BROWN # 3                                   0                         0                      0.21                0.00337155
17571 COYER # 1                             0.03125                         0                  0.253125                0.00272869
17572 COYER # 2                                   0                    0.2625                         0                         0
17574 KOZAKOVSKY #1                         0.03125                 0.1265625                         0                         0
17575 LIPNICHAN #1                                0                    0.2625                         0                         0
17576 MCFARLAND-DANIELS                     0.03125                         0                 0.2784375                0.00227256
17577 MAGEE # 1                                   0                    0.2625                         0                         0
17578 MAGEE # 2                              0.0625                   0.08125                 0.1015625                0.00407977
17579 MANDL #1                              0.03125                 0.1265625                         0                         0
17582 RYGLEWICZ #1                                0                         0                      0.21                0.00337155
17583 SCHEPP #1                              0.0625                         0                   0.24375                0.00090494
17584 STEVENSON #1                          0.03125                         0                  0.253125                0.00272869
17585 CARR # 1                              0.03125                         0                  0.253125                0.00272869
17587 FRIEDEMANN # 1                              0                         0                      0.21                0.00453397
17589 IVANCIC # 1                                 0                         0                   0.21875                         0
17593 KING #2                              0.021875                 0.1134656                         0                         0
17594 TOMSON #3                            0.021875                 0.1134656                         0                         0
17596 CAMPBELL # 2                                0                         0                   0.28875                0.00243142
17597 BARBER # 1                            0.03125                 0.1265625                         0                         0
17598 BARTHOLOMEW # 3                             0                         0                      0.21                0.00453397
17599 BYLER #  4                                  0                         0                      0.21                0.00337155
17600 BYLER #  5                                  0                    0.2625                         0                         0
17601 COURTNEY UNIT # 4                     0.03125                         0                  0.253125                0.00272869
17602 EDEBURN # 1                           0.03125                         0                  0.253125                0.00272869
17606 NICOLETTO #1                                0                         0                      0.21                0.00337155
17607 MOOSE #8A                             0.03125                         0                  0.253125                0.00272869
17610 LENGEL #1                             0.03125                 0.1265625                         0                         0
17611 KIRILA # 8                            0.03125                 0.1265625                         0                         0
17612 TOMEO # 1                             0.03125                         0                  0.253125                0.00272869
17617 CARR # 2                               0.0625                   0.08125                 0.1015625                0.00407977
17618 O'CONNER #1                                 0                         0                   0.21875                         0
17619 O'CONNOR #2                                 0                         0                      0.21                0.00337155
17620 AMMER # 6                             0.03125                 0.1265625                         0                         0
17621 SWARTZENTRUBER #1                      0.0125                         0                  0.274275                0.00255374
17621 SWARTZENTRUBER #1                      0.0125                         0                  0.274275                0.00255374
17624 BYLER #  6                            0.03125                         0                  0.253125                0.00272869
17625 MOOSE #5                                    0                         0                      0.21                0.00337155
17626 MOOSE #6                              0.03125                         0                  0.253125                0.00272869
17627 MOOSE #9                               0.0325                  0.153125                         0                         0
17628 BYLER #  7A                                 0                         0                      0.21                0.00337155
17630 SEALAND #5                                  0                         0                      0.21                0.00337155
17632 MCCUTCHEON #1                         0.03125                 0.1265625                         0                         0
17634 WHITE # 3                             0.03125                         0                  0.253125                0.00272869
17636 HEATH #1                              0.03125                         0                 0.2784375                0.00227256
17638 GEIWITZ #2                            0.03125                         0                 0.2784375                0.00227256
17639 LAW #1                                0.03125                         0                  0.253125                0.00272869
17643 GUCKERT UNIT # 1                     0.015625                   0.13125                 0.1265625                0.00046987
17645 ORLOSKY #4                             0.0625                 0.0966875                 0.1015625                         0
17647 KOZAKOVSKY #2                         0.03125                         0                  0.253125                0.00272869
17648 USX # 1                                     0                    0.2625                         0                         0
17649 USX # 2                                     0                    0.2625                         0                         0
17650 USX # 3                                     0                    0.2625                         0                         0
17651 IGERSHEIM # 1                               0                    0.2625                         0                         0
17653 WINDER UN. #1                               0                     0.875                         0                         0
17654 WINDER # 2                            0.03125                         0                 0.2784375                0.00227256
17655 REED UNIT #1                          0.03125                         0                 0.2784375                0.00227256
17656 ANDERSON UNIT # 6                           0                    0.2625                         0                         0
17657 ANDERSON # 7                          0.03125                         0                 0.2784375                0.00227256
17658 ANDERSON # 8                          0.03125                         0                  0.253125                0.00093974
17659 PETERS #5                             0.03125                         0                  0.253125                0.00272869
17660 PETERS #6                                   0                     0.875                         0                         0
17663 REYNOLDS #1                           0.03125                         0                 0.2784375                0.00227256


                                                                         35

(RESTUBBED TABLE)

17530 BAKER C # 1                            0.1578125                          0                  0.15 ATLAS RESOURCES, INC.
17531 KISLING UNIT #1                            0.875                          0                     1 ATLAS RESOURCES, INC.
17534 BYLER #  2                              0.210265                 0.00186177            0.22296177 ATLAS RESOURCES, INC.
17535 JORDAN UNIT #1                        0.21337155                  0.0038532             0.2438532 ATLAS RESOURCES, INC.
17536 JORDAN UNIT #2                        0.28710369                   0.003234              0.303234 ATLAS RESOURCES, INC.
17537 JORDAN UNIT #3                             0.875                          0                     1 ATLAS RESOURCES, INC.
17540 MASTARONE #2                             0.26075                          0                 0.244 ATLAS RESOURCES, INC.
17541 SUHRIE #1                              0.1353406                          0                 0.133 ATLAS RESOURCES, INC.
17551 HALANSKY #2                           0.20984375                          0                 0.175 ATLAS RESOURCES, INC.
17552 HALANSKY #3                            0.1578125                          0                  0.15 ATLAS RESOURCES, INC.
17553 HALANSKY #4                           0.15330063                 0.00096145            0.13614145 ATLAS RESOURCES, INC.
17555 HOSTETLER # 1                          0.1353406                          0                 0.133 ATLAS RESOURCES, INC.
17556 HOVER #2                                  0.2625                          0                   0.3 ATLAS RESOURCES, INC.
17558 SHETLER #2                            0.20984375                          0                 0.175 ATLAS RESOURCES, INC.
17559 BARKUS # 2                             0.1353406                          0                 0.133 ATLAS RESOURCES, INC.
17560 BARKUS UN. # 4                        0.21337155                  0.0038532             0.2438532 ATLAS RESOURCES, INC.
17561 YOUNG # 5                              0.1578125                          0                  0.15 ATLAS RESOURCES, INC.
17562 CLARK # 4                             0.21337155                  0.0038532             0.2438532 ATLAS RESOURCES, INC.
17564 HUMPHREY # 1                              0.2625                          0                   0.3 ATLAS RESOURCES, INC.
17565 LAWRENCE #1                           0.21337155                  0.0038532             0.2438532 ATLAS RESOURCES, INC.
17566 RODGERS UNIT #1                        0.1578125                          0                  0.15 ATLAS RESOURCES, INC.
17567 SCHAFER # 4                           0.28710369                   0.003234              0.303234 ATLAS RESOURCES, INC.
17569 BROWN # 3                             0.21337155                  0.0038532             0.2438532 ATLAS RESOURCES, INC.
17571 COYER # 1                             0.28710369                   0.003234              0.303234 ATLAS RESOURCES, INC.
17572 COYER # 2                                 0.2625                          0                   0.3 ATLAS RESOURCES, INC.
17574 KOZAKOVSKY #1                          0.1578125                          0                  0.15 ATLAS RESOURCES, INC.
17575 LIPNICHAN #1                              0.2625                          0                   0.3 ATLAS RESOURCES, INC.
17576 MCFARLAND-DANIELS                     0.31196006                  0.0026934             0.3326934 ATLAS RESOURCES, INC.
17577 MAGEE # 1                                 0.2625                          0                   0.3 ATLAS RESOURCES, INC.
17578 MAGEE # 2                             0.24939227                 0.00502125            0.23002125 ATLAS RESOURCES, INC.
17579 MANDL #1                               0.1578125                          0                  0.15 ATLAS RESOURCES, INC.
17582 RYGLEWICZ #1                          0.21337155                  0.0038532             0.2438532 ATLAS RESOURCES, INC.
17583 SCHEPP #1                             0.30715494                 0.00111377            0.30111377 ATLAS RESOURCES, INC.
17584 STEVENSON #1                          0.28710369                   0.003234              0.303234 ATLAS RESOURCES, INC.
17585 CARR # 1                              0.28710369                   0.003234              0.303234 ATLAS RESOURCES, INC.
17587 FRIEDEMANN # 1                        0.21453397                 0.00518168            0.24518168 ATLAS RESOURCES, INC.
17589 IVANCIC # 1                              0.21875                          0                  0.25 ATLAS RESOURCES, INC.
17593 KING #2                                0.1353406                          0                 0.133 ATLAS RESOURCES, INC.
17594 TOMSON #3                              0.1353406                          0                 0.133 ATLAS RESOURCES, INC.
17596 CAMPBELL # 2                          0.29118142                 0.00277876            0.33277876 ATLAS RESOURCES, INC.
17597 BARBER # 1                             0.1578125                          0                  0.15 ATLAS RESOURCES, INC.
17598 BARTHOLOMEW # 3                       0.21453397                 0.00518168            0.24518168 ATLAS RESOURCES, INC.
17599 BYLER #  4                            0.21337155                  0.0038532             0.2438532 ATLAS RESOURCES, INC.
17600 BYLER #  5                                0.2625                          0                   0.3 ATLAS RESOURCES, INC.
17601 COURTNEY UNIT # 4                     0.28710369                   0.003234              0.303234 ATLAS RESOURCES, INC.
17602 EDEBURN # 1                           0.28710369                   0.003234              0.303234 ATLAS RESOURCES, INC.
17606 NICOLETTO #1                          0.21337155                  0.0038532             0.2438532 ATLAS RESOURCES, INC.
17607 MOOSE #8A                             0.28710369                   0.003234              0.303234 ATLAS RESOURCES, INC.
17610 LENGEL #1                              0.1578125                          0                  0.15 ATLAS RESOURCES, INC.
17611 KIRILA # 8                             0.1578125                          0                  0.15 ATLAS RESOURCES, INC.
17612 TOMEO # 1                             0.28710369                   0.003234              0.303234 ATLAS RESOURCES, INC.
17617 CARR # 2                              0.24939227                 0.00502125            0.23002125 ATLAS RESOURCES, INC.
17618 O'CONNER #1                              0.21875                          0                  0.25 ATLAS RESOURCES, INC.
17619 O'CONNOR #2                           0.21337155                  0.0038532             0.2438532 ATLAS RESOURCES, INC.
17620 AMMER # 6                              0.1578125                          0                  0.15 ATLAS RESOURCES, INC.
17621 SWARTZENTRUBER #1                     0.28932874                 0.00296086            0.32096086 ATLAS RESOURCES, INC.
17621 SWARTZENTRUBER #1                     0.28932874                 0.00296086            0.32096086 ATLAS RESOURCES, INC.
17624 BYLER #  6                            0.28710369                   0.003234              0.303234 ATLAS RESOURCES, INC.
17625 MOOSE #5                              0.21337155                  0.0038532             0.2438532 ATLAS RESOURCES, INC.
17626 MOOSE #6                              0.28710369                   0.003234              0.303234 ATLAS RESOURCES, INC.
17627 MOOSE #9                                0.185625                          0                 0.175 ATLAS RESOURCES, INC.
17628 BYLER #  7A                           0.21337155                  0.0038532             0.2438532 ATLAS RESOURCES, INC.
17630 SEALAND #5                            0.21337155                  0.0038532             0.2438532 ATLAS RESOURCES, INC.
17632 MCCUTCHEON #1                          0.1578125                          0                  0.15 ATLAS RESOURCES, INC.
17634 WHITE # 3                             0.28710369                   0.003234              0.303234 ATLAS RESOURCES, INC.
17636 HEATH #1                              0.31196006                  0.0026934             0.3326934 ATLAS RESOURCES, INC.
17638 GEIWITZ #2                            0.31196006                  0.0026934             0.3326934 ATLAS RESOURCES, INC.
17639 LAW #1                                0.28710369                   0.003234              0.303234 ATLAS RESOURCES, INC.
17643 GUCKERT UNIT # 1                      0.27390737                 0.00055689            0.30055689 ATLAS RESOURCES, INC.
17645 ORLOSKY #4                               0.26075                          0                 0.244 ATLAS RESOURCES, INC.
17647 KOZAKOVSKY #2                         0.28710369                   0.003234              0.303234 ATLAS RESOURCES, INC.
17648 USX # 1                                   0.2625                          0                   0.3 ATLAS RESOURCES, INC.
17649 USX # 2                                   0.2625                          0                   0.3 ATLAS RESOURCES, INC.
17650 USX # 3                                   0.2625                          0                   0.3 ATLAS RESOURCES, INC.
17651 IGERSHEIM # 1                             0.2625                          0                   0.3 ATLAS RESOURCES, INC.
17653 WINDER UN. #1                              0.875                          0                     1 ATLAS RESOURCES, INC.
17654 WINDER # 2                            0.31196006                  0.0026934             0.3326934 ATLAS RESOURCES, INC.
17655 REED UNIT #1                          0.31196006                  0.0026934             0.3326934 ATLAS RESOURCES, INC.
17656 ANDERSON UNIT # 6                         0.2625                          0                   0.3 ATLAS RESOURCES, INC.
17657 ANDERSON # 7                          0.31196006                  0.0026934             0.3326934 ATLAS RESOURCES, INC.
17658 ANDERSON # 8                          0.28531474                 0.00111377            0.30111377 ATLAS RESOURCES, INC.
17659 PETERS #5                             0.28710369                   0.003234              0.303234 ATLAS RESOURCES, INC.
17660 PETERS #6                                  0.875                          0                     1 ATLAS RESOURCES, INC.
17663 REYNOLDS #1                           0.31196006                  0.0026934             0.3326934 ATLAS RESOURCES, INC.

(RESTUBBED TABLE)

17530 BAKER C # 1                                                                      0                     0 PA           MERCER
17531 KISLING UNIT #1                                                                  0                     0 PA           MERCER
17534 BYLER #  2                 ATLAS ENERGY NINETIES - JV 92                 0.5698681                  0.67 PA           MERCER
17535 JORDAN UNIT #1             ATLAS ENERGY NINETIES-PUBLIC 1                    0.875                     1 PA           MERCER
17536 JORDAN UNIT #2             ATLAS ENERGY NINETIES-1993 LTD                  0.84375                     1 PA           MERCER
17537 JORDAN UNIT #3                                                                   0                     0 PA           MERCER
17540 MASTARONE #2               ATLAS ENERGY PARTNERS LP-1994                   0.40625                   0.5 PA           MERCER
17541 SUHRIE #1                                                                        0                     0 PA           MERCER
17551 HALANSKY #2                ATLAS ENERGY PARTNERS LP-1992                  0.403125                   0.5 PA           MERCER
17552 HALANSKY #3                                                                      0                     0 PA           MERCER
17553 HALANSKY #4                ATLAS ENERGY NINETIES - JV 92                 0.2890612                 0.346 PA           MERCER
17555 HOSTETLER # 1                                                                    0                     0 PA           MERCER
17556 HOVER #2                                                                         0                     0 PA           MERCER
17558 SHETLER #2                 ATLAS ENERGY PARTNERS LP-1992                  0.403125                   0.5 PA           MERCER
17559 BARKUS # 2                                                                       0                     0
17560 BARKUS UN. # 4             ATLAS ENERGY NINETIES-PUBLIC 1                    0.875                     1 PA           MERCER
17561 YOUNG # 5                                                                        0                     0 PA           MERCER
17562 CLARK # 4                  ATLAS ENERGY NINETIES-PUBLIC 1                    0.875                     1 PA           MERCER
17564 HUMPHREY # 1                                                                     0                     0 PA           MERCER
17565 LAWRENCE #1                ATLAS ENERGY NINETIES-PUBLIC 1                    0.875                     1 PA           MERCER
17566 RODGERS UNIT #1                                                                  0                     0 PA           MERCER
17567 SCHAFER # 4                ATLAS ENERGY NINETIES-1993 LTD                  0.84375                     1 PA           MERCER
17569 BROWN # 3                  ATLAS ENERGY NINETIES-PUBLIC 1                    0.875                     1 PA           MERCER
17571 COYER # 1                  ATLAS ENERGY NINETIES-1993 LTD                  0.84375                     1 PA           MERCER
17572 COYER # 2                                                                        0                     0 PA           MERCER
17574 KOZAKOVSKY #1                                                                    0                     0 PA           MERCER
17575 LIPNICHAN #1                                                                     0                     0 PA           MERCER
17576 MCFARLAND-DANIELS          ATLAS ENERGY NINETIES - 14                      0.84375                     1 PA           MERCER
17577 MAGEE # 1                                                                        0                     0 PA           MERCER
17578 MAGEE # 2                  ATLAS ENERGY PARTNERS LP-1993                   0.40625                   0.5 PA           MERCER
17579 MANDL #1                                                                         0                     0 PA           MERCER
17582 RYGLEWICZ #1               ATLAS ENERGY NINETIES-PUBLIC 1                    0.875                     1 PA           MERCER
17583 SCHEPP #1                  ATLAS ENERGY NINETIES - 15                       0.8125                     1 PA           MERCER
17584 STEVENSON #1               ATLAS ENERGY NINETIES-1993 LTD                  0.84375                     1 PA           MERCER
17585 CARR # 1                   ATLAS ENERGY NINETIES-1993 LTD                  0.84375                     1 PA           MERCER
17587 FRIEDEMANN # 1             ATLAS ENERGY NINETIES-PUBLIC 2                    0.875                     1 PA           MERCER
17589 IVANCIC # 1                ATLAS ENERGY NINETIES-PUBLIC 4                    0.875                     1 PA           MERCER
17593 KING #2                                                                          0                     0 PA           MERCER
17594 TOMSON #3                                                                        0                     0 PA           MERCER
17596 CAMPBELL # 2               ATLAS ENERGY NINETIES - JV 92                     0.875                     1 PA           MERCER
17597 BARBER # 1                                                                       0                     0 PA           MERCER
17598 BARTHOLOMEW # 3            ATLAS ENERGY NINETIES-PUBLIC 2                    0.875                     1 PA           MERCER
17599 BYLER #  4                 ATLAS ENERGY NINETIES-PUBLIC 1                    0.875                     1 PA           MERCER
17600 BYLER #  5                                                                       0                     0 PA           MERCER
17601 COURTNEY UNIT # 4          ATLAS ENERGY NINETIES-1993 LTD                  0.84375                     1
17602 EDEBURN # 1                ATLAS ENERGY NINETIES-1993 LTD                  0.84375                     1 PA           MERCER
17606 NICOLETTO #1               ATLAS ENERGY NINETIES-PUBLIC 1                    0.875                     1 PA           MERCER
17607 MOOSE #8A                  ATLAS ENERGY NINETIES-1993 LTD                  0.84375                     1 PA           MERCER
17610 LENGEL #1                                                                        0                     0 PA           MERCER
17611 KIRILA # 8                                                                       0                     0 PA           MERCER
17612 TOMEO # 1                  ATLAS ENERGY NINETIES-1993 LTD                  0.84375                     1 PA           MERCER
17617 CARR # 2                   ATLAS ENERGY PARTNERS LP-1993                   0.40625                   0.5 PA           MERCER
17618 O'CONNER #1                ATLAS ENERGY NINETIES-PUBLIC 3                    0.875                     1 PA           MERCER
17619 O'CONNOR #2                ATLAS ENERGY NINETIES-PUBLIC 1                    0.875                     1 PA           MERCER
17620 AMMER # 6                                                                        0                     0 PA           MERCER
17621 SWARTZENTRUBER #1          ATLAS ENERGY NINETIES - JV 92                    0.5175                   0.6 PA           MERCER
17621 SWARTZENTRUBER #1          ATLAS ENERGY NINETIES-1993 LTD                    0.345                   0.4
17624 BYLER #  6                 ATLAS ENERGY NINETIES-1993 LTD                  0.84375                     1 PA           MERCER
17625 MOOSE #5                   ATLAS ENERGY NINETIES-PUBLIC 1                    0.875                     1 PA           MERCER
17626 MOOSE #6                   ATLAS ENERGY NINETIES-1993 LTD                  0.84375                     1 PA           MERCER
17627 MOOSE #9                                                                         0                     0 PA           MERCER
17628 BYLER #  7A                ATLAS ENERGY NINETIES-PUBLIC 1                    0.875                     1 PA           MERCER
17630 SEALAND #5                 ATLAS ENERGY NINETIES-PUBLIC 1                    0.875                     1 PA           MERCER
17632 MCCUTCHEON #1                                                                    0                     0 PA           MERCER
17634 WHITE # 3                  ATLAS ENERGY NINETIES-1993 LTD                  0.84375                     1 PA           MERCER
17636 HEATH #1                   ATLAS ENERGY NINETIES - 14                      0.84375                     1 PA           MERCER
17638 GEIWITZ #2                 ATLAS ENERGY NINETIES - 14                      0.84375                     1 PA           MERCER
17639 LAW #1                     ATLAS ENERGY NINETIES-1993 LTD                  0.84375                     1 PA           MERCER
17643 GUCKERT UNIT # 1           ATLAS ENERGY NINETIES - 15                     0.421875                   0.5 PA           MERCER
17645 ORLOSKY #4                 ATLAS ENERGY PARTNERS LP-1994                   0.40625                   0.5 PA           MERCER
17647 KOZAKOVSKY #2              ATLAS ENERGY NINETIES-1993 LTD                  0.84375                     1 PA           MERCER
17648 USX # 1                                                                          0                     0 PA           MERCER
17649 USX # 2                                                                          0                     0 PA           MERCER
17650 USX # 3                                                                          0                     0 PA           MERCER
17651 IGERSHEIM # 1                                                                    0                     0 PA           MERCER
17653 WINDER UN. #1                                                                    0                     0 PA           MERCER
17654 WINDER # 2                 ATLAS ENERGY NINETIES - 14                      0.84375                     1 PA           MERCER
17655 REED UNIT #1               ATLAS ENERGY NINETIES - 14                      0.84375                     1 PA           MERCER
17656 ANDERSON UNIT # 6                                                                0                     0 PA           MERCER
17657 ANDERSON # 7               ATLAS ENERGY NINETIES - 14                      0.84375                     1 PA           MERCER
17658 ANDERSON # 8               ATLAS ENERGY NINETIES - 15                      0.84375                     1 PA           MERCER
17659 PETERS #5                  ATLAS ENERGY NINETIES-1993 LTD                  0.84375                     1 PA           MERCER
17660 PETERS #6                                                                        0                     0 PA           MERCER
17663 REYNOLDS #1                ATLAS ENERGY NINETIES - 14                      0.84375                     1

17664 COLLINS UNIT # 1                       0.0625                   0.08125                 0.1015625                0.00407977
17665 DEMARIA # 1                                 0                         0                   0.21875                         0
17666 DOHERTY # 1                           0.03125                         0                  0.253125                0.00272869
17667 WALTER # 3                           0.015625                   0.13125                 0.1265625                0.00046987
17668 DEAUGUSTINO # 1                       0.03125                         0                  0.253125                0.00093974
17670 MILLARD #1                            0.03125                         0                  0.253125                0.00272869
17674 LAW #2                                      0                    0.2625                         0                         0
17675 LAW #3                                      0                         0                   0.21875                         0
17676 GUEST # 2                                   0                         0                   0.21875                         0
17679 MONECK #1                                   0                         0                      0.21                0.00453397
17680 KIRK #1                                     0                         0                      0.21                0.00453397
17681 NELSON #1                                   0                    0.2625                         0                         0
17682 CARR # 3                                    0                         0                      0.21                0.00453397
17683 HOSTETLER # 2                          0.0625                   0.08125                 0.1015625                0.00407977
17684 PAXTON # 3                                  0                     0.875                         0                         0
17685 PAXTON # 4                             0.0625                   0.08125                 0.1015625                0.00407977
17686 PAXTON # 5                                  0                     0.875                         0                         0
17687 FINLEY # 1                                  0                         0                      0.21                0.00453397
17688 PAPCIAK UNIT #1                             0                     0.875                         0                         0
17691 LANIGAN #1                                  0                         0                      0.21                0.00453397
17692 SHAWGO # 1                           0.015625                   0.13125                 0.1265625                0.00046987
17693 HAFIZ #1                                    0                     0.875                         0                         0
17695 NICKLIN # 1                                 0                     0.875                         0                         0
17700 PARDOE SPORTSMAN                            0                         0                      0.21                0.00453397
17701 SOUZER #1                                   0                    0.2625                         0                         0
17702 GORAL # 1                              0.0625                  0.096687                 0.1015625                         0
17720 HEATH #2                                    0                    0.2625                         0                         0
17723 MATHIESON #1                                0                     0.875                         0                         0
17724 HOHMANN #1                                  0                     0.875                         0                         0
17726 DETWEILER UNIT # 1                     0.0625                   0.08125                 0.1015625                0.00407977
17729 KIRK UNIT #2                          0.03125                         0                 0.2784375                0.00227256
17730 KIRK UNIT #3                          0.03125                         0                 0.2784375                0.00227256
17731 HILLMAR #2                            0.03125                         0                 0.2784375                0.00227256
17732 HILLMAR #3                                  0                         0                   0.21875                         0
17733 BYLER UNIT # 10                             0                    0.2625                         0                         0
17734 HOHMANN #3                            0.03125                         0                 0.2784375                0.00227256
17735 HOHMANN #4                                  0                         0                      0.21                0.00453397
17740 COSS # 1                              0.03125                         0                 0.2784375                0.00227256
17741 SEALAND #2                                  0                         0                      0.21                0.00453397
17742 GRAHAM #1                             0.03125                         0                 0.2784375                0.00227256
17743 ROBERTS #1                            0.03125                         0                 0.2784375                0.00227256
17744 WALTERS # 2                            0.0625                   0.08125                 0.1015625                0.00407977
17746 BEST # 2                                    0                         0                      0.21                0.00453397
17747 DICKSON # 3                           0.03125                         0                 0.2784375                0.00227256
17750 HUGHES # 1                            0.03125                         0                 0.2784375                0.00227256
17751 HOHMANN #9                            0.03125                         0                 0.2784375                0.00227256
17752 SHEBA UNIT #1                         0.03125                         0                 0.2784375                0.00227256
17753 RODGERS #1D                                 0                     0.875                         0                         0
17754 PAXTON # 1                                  0                     0.875                         0                         0
17755 CAMPBELL # 3                                0                         0                   0.21875                         0
17756 JASKOWAK #1                                 0                    0.2625                         0                         0
17758 LUPTAK UNIT #1                        0.03125                         0                  0.253125                0.00093974
17759 LUPTAK #2                             0.03125                         0                 0.2784375                0.00227256
17760 BRANCA UNIT # 1                             0                    0.2625                         0                         0
17761 CAMPBELL # 1                                0                     0.875                         0                         0
17762 HUMPHREY # 2                          0.03125                         0                 0.2784375                0.00227256
17763 HOFFMAN # 1                           0.03125                         0                 0.2784375                0.00227256
17764 MILLS # 2                             0.03125                         0                 0.2784375                0.00227256
17765 MILLER # 7                            0.03125                         0                 0.2784375                0.00227256
17769 BERKOVITZ # 1                         0.03125                         0                 0.2784375                0.00227256
17771 GARVIS # 1                            0.03125                         0                 0.2784375                0.00227256
17772 HAMILTON # 1                                0                         0                   0.21875                         0
17773 PURDY # 1                             0.03125                         0                 0.2784375                0.00227256
17774 WEBER # 1                             0.03125                         0                 0.2784375                0.00227256
17775 WEBER # 2                             0.03125                         0                 0.2784375                0.00227256
17778 WEBER # 5                             0.03125                         0                 0.2784375                0.00227256
17779 WEBER # 6                             0.03125                         0                 0.2784375                0.00227256
17780 MILLS # 7                             0.03125                         0                 0.2784375                0.00227256
17781 MACRI #2                              0.03125                         0                 0.2784375                0.00227256
17782 SHILLITO #1                           0.03125                         0                 0.2784375                0.00227256
17783 RICHARDSON UNIT # 1                   0.03125                         0                 0.2784375                0.00227256
17784 BARTHOLOMEW # 4                       0.03125                         0                 0.2784375                0.00227256
17785 HUMES #2                                    0                    0.2625                         0                         0
17786 HUMES #3                              0.03125                         0                 0.2784375                0.00227256
17787 EPERTHENER # 1                        0.03125                         0                 0.2784375                0.00227256
17788 GILMORE # 1                           0.03125                         0                  0.253125                0.00093974
17789 GILMORE # 2                           0.03125                         0                 0.2784375                0.00227256
17791 CARUSO # 1                            0.03125                         0                 0.2784375                0.00227256
17792 MILLER-CASTELL #1                     0.03125                         0                 0.2784375                0.00227256
17793 PARQUETTE #1                          0.03125                         0                 0.2784375                0.00227256
17794 PARQUETTE #2                          0.03125                         0                 0.2784375                0.00227256
17795 KALTENBAUGH #1                              0                         0                   0.21875                         0
17796 PEOPLES #1                            0.03125                         0                 0.2784375                0.00227256
17797 SONNTAG #1                                  0                         0                   0.21875                         0


                                                                           36

(RESTUBBED TABLE)

17664 COLLINS UNIT # 1                     0.24939227                 0.00502125               0.23002125 ATLAS RESOURCES, INC.
17665 DEMARIA # 1                             0.21875                          0                     0.25 ATLAS RESOURCES, INC.
17666 DOHERTY # 1                          0.28710369                   0.003234                 0.303234 ATLAS RESOURCES, INC.
17667 WALTER # 3                           0.27390737                 0.00055689               0.30055689 ATLAS RESOURCES, INC.
17668 DEAUGUSTINO # 1                      0.28531474                 0.00111377               0.30111377 ATLAS RESOURCES, INC.
17670 MILLARD #1                           0.28710369                   0.003234                 0.303234 ATLAS RESOURCES, INC.
17674 LAW #2                                   0.2625                          0                      0.3 ATLAS RESOURCES, INC.
17675 LAW #3                                  0.21875                          0                     0.25 ATLAS RESOURCES, INC.
17676 GUEST # 2                               0.21875                          0                     0.25 ATLAS RESOURCES, INC.
17679 MONECK #1                            0.21453397                 0.00518168               0.24518168 ATLAS RESOURCES, INC.
17680 KIRK #1                              0.21453397                 0.00518168               0.24518168 ATLAS RESOURCES, INC.
17681 NELSON #1                                0.2625                          0                      0.3 ATLAS RESOURCES, INC.
17682 CARR # 3                             0.21453397                 0.00518168               0.24518168 ATLAS RESOURCES, INC.
17683 HOSTETLER # 2                        0.24939227                 0.00502125               0.23002125 ATLAS RESOURCES, INC.
17684 PAXTON # 3                                0.875                          0                        1 ATLAS RESOURCES, INC.
17685 PAXTON # 4                           0.24939227                 0.00502125               0.23002125 ATLAS RESOURCES, INC.
17686 PAXTON # 5                                0.875                          0                        1 ATLAS RESOURCES, INC.
17687 FINLEY # 1                           0.21453397                 0.00518168               0.24518168 ATLAS RESOURCES, INC.
17688 PAPCIAK UNIT #1                           0.875                          0                        1 ATLAS RESOURCES, INC.
17691 LANIGAN #1                           0.21453397                 0.00518168               0.24518168 ATLAS RESOURCES, INC.
17692 SHAWGO # 1                           0.27390737                 0.00055689               0.30055689 ATLAS RESOURCES, INC.
17693 HAFIZ #1                                  0.875                          0                        1 ATLAS RESOURCES, INC.
17695 NICKLIN # 1                               0.875                          0                        1 ATLAS RESOURCES, INC.
17700 PARDOE SPORTSMAN                     0.21453397                 0.00518168               0.24518168 ATLAS RESOURCES, INC.
17701 SOUZER #1                                0.2625                          0                      0.3 ATLAS RESOURCES, INC.
17702 GORAL # 1                             0.2607495                          0                    0.244 ATLAS RESOURCES, INC.
17720 HEATH #2                                 0.2625                          0                      0.3 ATLAS RESOURCES, INC.
17723 MATHIESON #1                              0.875                          0                        1 ATLAS RESOURCES, INC.
17724 HOHMANN #1                                0.875                          0                        1 ATLAS RESOURCES, INC.
17726 DETWEILER UNIT # 1                   0.24939227                 0.00502125               0.23002125 ATLAS RESOURCES, INC.
17729 KIRK UNIT #2                         0.31196006                  0.0026934                0.3326934 ATLAS RESOURCES, INC.
17730 KIRK UNIT #3                         0.31196006                  0.0026934                0.3326934 ATLAS RESOURCES, INC.
17731 HILLMAR #2                           0.31196006                  0.0026934                0.3326934 ATLAS RESOURCES, INC.
17732 HILLMAR #3                              0.21875                          0                     0.25 ATLAS RESOURCES, INC.
17733 BYLER UNIT # 10                          0.2625                          0                      0.3 ATLAS RESOURCES, INC.
17734 HOHMANN #3                           0.31196006                  0.0026934                0.3326934 ATLAS RESOURCES, INC.
17735 HOHMANN #4                           0.21453397                 0.00518168               0.24518168 ATLAS RESOURCES, INC.
17740 COSS # 1                             0.31196006                  0.0026934                0.3326934 ATLAS RESOURCES, INC.
17741 SEALAND #2                           0.21453397                 0.00518168               0.24518168 ATLAS RESOURCES, INC.
17742 GRAHAM #1                            0.31196006                  0.0026934                0.3326934 ATLAS RESOURCES, INC.
17743 ROBERTS #1                           0.31196006                  0.0026934                0.3326934 ATLAS RESOURCES, INC.
17744 WALTERS # 2                          0.24939227                 0.00502125               0.23002125 ATLAS RESOURCES, INC.
17746 BEST # 2                             0.21453397                 0.00518168               0.24518168 ATLAS RESOURCES, INC.
17747 DICKSON # 3                          0.31196006                  0.0026934                0.3326934 ATLAS RESOURCES, INC.
17750 HUGHES # 1                           0.31196006                  0.0026934                0.3326934 ATLAS RESOURCES, INC.
17751 HOHMANN #9                           0.31196006                  0.0026934                0.3326934 ATLAS RESOURCES, INC.
17752 SHEBA UNIT #1                        0.31196006                  0.0026934                0.3326934 ATLAS RESOURCES, INC.
17753 RODGERS #1D                               0.875                          0                        1 ATLAS RESOURCES, INC.
17754 PAXTON # 1                                0.875                          0                        1 ATLAS RESOURCES, INC.
17755 CAMPBELL # 3                            0.21875                          0                     0.25 ATLAS RESOURCES, INC.
17756 JASKOWAK #1                              0.2625                          0                      0.3 ATLAS RESOURCES, INC.
17758 LUPTAK UNIT #1                       0.28531474                 0.00111377               0.30111377 ATLAS RESOURCES, INC.
17759 LUPTAK #2                            0.31196006                  0.0026934                0.3326934 ATLAS RESOURCES, INC.
17760 BRANCA UNIT # 1                          0.2625                          0                      0.3 ATLAS RESOURCES, INC.
17761 CAMPBELL # 1                              0.875                          0                        1 ATLAS RESOURCES, INC.
17762 HUMPHREY # 2                         0.31196006                  0.0026934                0.3326934 ATLAS RESOURCES, INC.
17763 HOFFMAN # 1                          0.31196006                  0.0026934                0.3326934 ATLAS RESOURCES, INC.
17764 MILLS # 2                            0.31196006                  0.0026934                0.3326934 ATLAS RESOURCES, INC.
17765 MILLER # 7                           0.31196006                  0.0026934                0.3326934 ATLAS RESOURCES, INC.
17769 BERKOVITZ # 1                        0.31196006                  0.0026934                0.3326934 ATLAS RESOURCES, INC.
17771 GARVIS # 1                           0.31196006                  0.0026934                0.3326934 ATLAS RESOURCES, INC.
17772 HAMILTON # 1                            0.21875                          0                     0.25 ATLAS RESOURCES, INC.
17773 PURDY # 1                            0.31196006                  0.0026934                0.3326934 ATLAS RESOURCES, INC.
17774 WEBER # 1                            0.31196006                  0.0026934                0.3326934 ATLAS RESOURCES, INC.
17775 WEBER # 2                            0.31196006                  0.0026934                0.3326934 ATLAS RESOURCES, INC.
17778 WEBER # 5                            0.31196006                  0.0026934                0.3326934 ATLAS RESOURCES, INC.
17779 WEBER # 6                            0.31196006                  0.0026934                0.3326934 ATLAS RESOURCES, INC.
17780 MILLS # 7                            0.31196006                  0.0026934                0.3326934 ATLAS RESOURCES, INC.
17781 MACRI #2                             0.31196006                  0.0026934                0.3326934 ATLAS RESOURCES, INC.
17782 SHILLITO #1                          0.31196006                  0.0026934                0.3326934 ATLAS RESOURCES, INC.
17783 RICHARDSON UNIT # 1                  0.31196006                  0.0026934                0.3326934 ATLAS RESOURCES, INC.
17784 BARTHOLOMEW # 4                      0.31196006                  0.0026934                0.3326934 ATLAS RESOURCES, INC.
17785 HUMES #2                                 0.2625                          0                      0.3 ATLAS RESOURCES, INC.
17786 HUMES #3                             0.31196006                  0.0026934                0.3326934 ATLAS RESOURCES, INC.
17787 EPERTHENER # 1                       0.31196006                  0.0026934                0.3326934 ATLAS RESOURCES, INC.
17788 GILMORE # 1                          0.28531474                 0.00111377               0.30111377 ATLAS RESOURCES, INC.
17789 GILMORE # 2                          0.31196006                  0.0026934                0.3326934 ATLAS RESOURCES, INC.
17791 CARUSO # 1                           0.31196006                  0.0026934                0.3326934 ATLAS RESOURCES, INC.
17792 MILLER-CASTELL #1                    0.31196006                  0.0026934                0.3326934 ATLAS RESOURCES, INC.
17793 PARQUETTE #1                         0.31196006                  0.0026934                0.3326934 ATLAS RESOURCES, INC.
17794 PARQUETTE #2                         0.31196006                  0.0026934                0.3326934 ATLAS RESOURCES, INC.
17795 KALTENBAUGH #1                          0.21875                          0                     0.25 ATLAS RESOURCES, INC.
17796 PEOPLES #1                           0.31196006                  0.0026934                0.3326934 ATLAS RESOURCES, INC.
17797 SONNTAG #1                              0.21875                          0                     0.25 ATLAS RESOURCES, INC.

(RESTUBBED TABLE)

17664 COLLINS UNIT # 1           ATLAS ENERGY PARTNERS LP-1993                     0.40625                0.5 PA           MERCER
17665 DEMARIA # 1                ATLAS ENERGY NINETIES-PUBLIC 4                      0.875                  1 PA           MERCER
17666 DOHERTY # 1                ATLAS ENERGY NINETIES-1993 LTD                    0.84375                  1 PA           MERCER
17667 WALTER # 3                 ATLAS ENERGY NINETIES - 15                       0.421875                0.5 PA           MERCER
17668 DEAUGUSTINO # 1            ATLAS ENERGY NINETIES - 15                        0.84375                  1 PA           MERCER
17670 MILLARD #1                 ATLAS ENERGY NINETIES-1993 LTD                    0.84375                  1
17674 LAW #2                                                                             0                  0 PA           MERCER
17675 LAW #3                     ATLAS ENERGY NINETIES-PUBLIC 3                      0.875                  1 PA           MERCER
17676 GUEST # 2                  ATLAS ENERGY NINETIES-PUBLIC 3                      0.875                  1 PA           MERCER
17679 MONECK #1                  ATLAS ENERGY NINETIES-PUBLIC 2                      0.875                  1 PA           MERCER
17680 KIRK #1                    ATLAS ENERGY NINETIES-PUBLIC 2                      0.875                  1 PA           MERCER
17681 NELSON #1                                                                          0                  0 PA           MERCER
17682 CARR # 3                   ATLAS ENERGY NINETIES-PUBLIC 2                      0.875                  1 PA           MERCER
17683 HOSTETLER # 2              ATLAS ENERGY PARTNERS LP-1993                     0.40625                0.5 PA           MERCER
17684 PAXTON # 3                                                                         0                  0 PA           MERCER
17685 PAXTON # 4                 ATLAS ENERGY PARTNERS LP-1993                     0.40625                0.5 PA           MERCER
17686 PAXTON # 5                                                                         0                  0 PA           MERCER
17687 FINLEY # 1                 ATLAS ENERGY NINETIES-PUBLIC 2                      0.875                  1 PA           MERCER
17688 PAPCIAK UNIT #1                                                                    0                  0 PA           MERCER
17691 LANIGAN #1                 ATLAS ENERGY NINETIES-PUBLIC 2                      0.875                  1 PA           MERCER
17692 SHAWGO # 1                 ATLAS ENERGY NINETIES - 15                       0.421875                0.5 PA           MERCER
17693 HAFIZ #1                                                                           0                  0 PA           MERCER
17695 NICKLIN # 1                                                                        0                  0 PA           MERCER
17700 PARDOE SPORTSMAN           ATLAS ENERGY NINETIES-PUBLIC 2                      0.875                  1 PA           MERCER
17701 SOUZER #1                                                                          0                  0 PA           MERCER
17702 GORAL # 1                  ATLAS ENERGY PARTNERS LP-1995                     0.40625                0.5 PA           MERCER
17720 HEATH #2                                                                           0                  0 PA           MERCER
17723 MATHIESON #1                                                                       0                  0 PA           MERCER
17724 HOHMANN #1                                                                         0                  0 PA           LAWREN
17726 DETWEILER UNIT # 1         ATLAS ENERGY PARTNERS LP-1993                     0.40625                0.5 PA           MERCER
17729 KIRK UNIT #2               ATLAS ENERGY NINETIES - 14                        0.84375                  1 PA           MERCER
17730 KIRK UNIT #3               ATLAS ENERGY NINETIES - 14                        0.84375                  1 PA           MERCER
17731 HILLMAR #2                 ATLAS ENERGY NINETIES - 14                        0.84375                  1
17732 HILLMAR #3                 ATLAS ENERGY NINETIES-PUBLIC 3                      0.875                  1 PA           MERCER
17733 BYLER UNIT # 10                                                                    0                  0 PA           MERCER
17734 HOHMANN #3                 ATLAS ENERGY NINETIES - 14                        0.84375                  1
17735 HOHMANN #4                 ATLAS ENERGY NINETIES-PUBLIC 2                      0.875                  1 PA           LAWREN
17740 COSS # 1                   ATLAS ENERGY NINETIES - 14                        0.84375                  1 PA           MERCER
17741 SEALAND #2                 ATLAS ENERGY NINETIES-PUBLIC 2                      0.875                  1 PA           MERCER
17742 GRAHAM #1                  ATLAS ENERGY NINETIES - 14                        0.84375                  1 PA           MERCER
17743 ROBERTS #1                 ATLAS ENERGY NINETIES - 14                        0.84375                  1 PA           MERCER
17744 WALTERS # 2                ATLAS ENERGY PARTNERS LP-1993                     0.40625                0.5 PA           MERCER
17746 BEST # 2                   ATLAS ENERGY NINETIES-PUBLIC 2                      0.875                  1 PA           MERCER
17747 DICKSON # 3                ATLAS ENERGY NINETIES - 14                        0.84375                  1 PA           MERCER
17750 HUGHES # 1                 ATLAS ENERGY NINETIES - 14                        0.84375                  1 PA           MERCER
17751 HOHMANN #9                 ATLAS ENERGY NINETIES - 14                        0.84375                  1 PA           MERCER
17752 SHEBA UNIT #1              ATLAS ENERGY NINETIES - 14                        0.84375                  1 PA           MERCER
17753 RODGERS #1D                                                                        0                  0 PA           MERCER
17754 PAXTON # 1                                                                         0                  0 PA           MERCER
17755 CAMPBELL # 3               ATLAS ENERGY NINETIES-PUBLIC 3                      0.875                  1 PA           MERCER
17756 JASKOWAK #1                                                                        0                  0 PA           MERCER
17758 LUPTAK UNIT #1             ATLAS ENERGY NINETIES - 15                        0.84375                  1 PA           MERCER
17759 LUPTAK #2                  ATLAS ENERGY NINETIES - 14                        0.84375                  1
17760 BRANCA UNIT # 1                                                                    0                  0 PA           MERCER
17761 CAMPBELL # 1                                                                       0                  0 PA           MERCER
17762 HUMPHREY # 2               ATLAS ENERGY NINETIES - 14                        0.84375                  1 PA           MERCER
17763 HOFFMAN # 1                ATLAS ENERGY NINETIES - 14                        0.84375                  1 PA           MERCER
17764 MILLS # 2                  ATLAS ENERGY NINETIES - 14                        0.84375                  1 PA           MERCER
17765 MILLER # 7                 ATLAS ENERGY NINETIES - 14                        0.84375                  1 PA           VENANG
17769 BERKOVITZ # 1              ATLAS ENERGY NINETIES - 14                        0.84375                  1 PA           MERCER
17771 GARVIS # 1                 ATLAS ENERGY NINETIES - 14                        0.84375                  1 PA           MERCER
17772 HAMILTON # 1               ATLAS ENERGY NINETIES-PUBLIC 3                      0.875                  1 PA           MERCER
17773 PURDY # 1                  ATLAS ENERGY NINETIES - 14                        0.84375                  1 PA           MERCER
17774 WEBER # 1                  ATLAS ENERGY NINETIES - 14                        0.84375                  1 PA           MERCER
17775 WEBER # 2                  ATLAS ENERGY NINETIES - 14                        0.84375                  1 PA           MERCER
17778 WEBER # 5                  ATLAS ENERGY NINETIES - 14                        0.84375                  1 PA           MERCER
17779 WEBER # 6                  ATLAS ENERGY NINETIES - 14                        0.84375                  1 PA           MERCER
17780 MILLS # 7                  ATLAS ENERGY NINETIES - 14                        0.84375                  1 PA           MERCER
17781 MACRI #2                   ATLAS ENERGY NINETIES - 14                        0.84375                  1 PA           MERCER
17782 SHILLITO #1                ATLAS ENERGY NINETIES - 14                        0.84375                  1 PA           MERCER
17783 RICHARDSON UNIT # 1        ATLAS ENERGY NINETIES - 14                        0.84375                  1 PA           MERCER
17784 BARTHOLOMEW # 4            ATLAS ENERGY NINETIES - 14                        0.84375                  1 PA           MERCER
17785 HUMES #2                                                                           0                  0 PA           MERCER
17786 HUMES #3                   ATLAS ENERGY NINETIES - 14                        0.84375                  1 PA           MERCER
17787 EPERTHENER # 1             ATLAS ENERGY NINETIES - 14                        0.84375                  1 PA           MERCER
17788 GILMORE # 1                ATLAS ENERGY NINETIES - 15                        0.84375                  1 PA           MERCER
17789 GILMORE # 2                ATLAS ENERGY NINETIES - 14                        0.84375                  1 PA           MERCER
17791 CARUSO # 1                 ATLAS ENERGY NINETIES - 14                        0.84375                  1 PA           MERCER
17792 MILLER-CASTELL #1          ATLAS ENERGY NINETIES - 14                        0.84375                  1 PA           MERCER
17793 PARQUETTE #1               ATLAS ENERGY NINETIES - 14                        0.84375                  1 PA           MERCER
17794 PARQUETTE #2               ATLAS ENERGY NINETIES - 14                        0.84375                  1 PA           MERCER
17795 KALTENBAUGH #1             ATLAS ENERGY NINETIES-PUBLIC 3                      0.875                  1 PA           MERCER
17796 PEOPLES #1                 ATLAS ENERGY NINETIES - 14                        0.84375                  1 PA           MERCER
17797 SONNTAG #1                 ATLAS ENERGY NINETIES-PUBLIC 3                      0.875                  1 PA           MERCER

17798 STOCKMAN #1                                 0                         0                   0.21875                         0
17799 COSS # 2                              0.03125                         0                 0.2784375                0.00227256
17800 COSS # 3                                    0                         0                   0.21875                         0
17801 COSS UNIT # 4                               0                         0                   0.21875                         0
17802 MCFARLAND # 2                               0                         0                   0.21875                         0
17804 KINDER # 3                            0.03125                         0                  0.253125                0.00093974
17805 BROWN # 5                             0.03125                         0                 0.2784375                0.00227256
17806 BROWN # 6                             0.03125                         0                 0.2784375                0.00227256
17807 REEHER-BROWN #1                       0.03125                         0                 0.2784375                0.00227256
17808 RICHARDSON #2                         0.03125                         0                 0.2784375                0.00227256
17809 ROCH UNIT #1                          0.03125                         0                 0.2784375                0.00227256
17810 RIEGER #1                             0.03125                         0                  0.253125                0.00093974
17811 COULSON UN. # 1                       0.03125                         0                 0.2784375                0.00227256
17812 RICHARDSON #5                         0.03125                         0                 0.2784375                0.00227256
17813 RICHARDSON #6                               0                         0                   0.21875                         0
17814 RICHARDSON #7                               0                    0.2625                         0                         0
17816 ANDRUSKY # 1                          0.03125                         0                  0.253125                0.00093974
17817 ANDRUSKY # 2                                0                    0.2625                         0                         0
17818 DUNCAN # 1                                  0                         0                   0.21875                         0
17819 PIZOR UNIT #1                               0                         0                   0.21875                         0
17820 PIZOR #2                                    0                         0                   0.21875                         0
17821 PIZOR #3                                    0                         0                   0.21875                         0
17822 CORNELIUS # 1                               0                    0.2625                         0                         0
17824 KELLY UNIT #1                               0                         0                   0.21875                         0
17825 GARVIS # 2                                  0                    0.2625                         0                         0
17826 RICHARDSON #4                               0                         0                   0.21875                         0
17827 RICHARDSON #3                               0                         0                   0.21875                         0
17828 MURPHY # 1                            0.03125                         0                  0.253125                0.00093974
17835 MILLER # 8                                  0                         0                   0.21875                         0
17837 LAW #4                                      0                         0                   0.21875                         0
17841 GRAHAM #2                                   0                    0.2625                         0                         0
17842 ROMAIN # 5                            0.03125                         0                  0.253125                0.00093974
17843 WILLIAMSON #1                               0                    0.2625                         0                         0
17845 RIEGER #2                                   0                         0                   0.21875                         0
17846 FREEMAN # 1                            0.0625                   0.04875                0.15234375                         0
17850 DETWEILER # 2                         0.03125                         0                  0.253125                0.00093974
17851 GRIMM # 1                                   0                     0.875                         0                         0
17852 LIZZIE # 2                                  0                     0.875                         0                         0
17854 WAGNER UNIT #2                        0.03125                         0                  0.253125                0.00093974
17855 YEAGER UNIT # 2                       0.03125                         0                  0.253125                0.00093974
17856 BOLLINGER # 1                        0.015625                   0.13125                 0.1265625                0.00046987
17857 SIMMONS # 1                            0.0625                   0.04875                0.15234375                         0
17859 CHIAPPINI # 1                               0                         0                   0.21875                         0
17860 SCHARF # 1                            0.03125                         0                  0.253125                0.00093974
17861 STACK # 1                              0.0625                   0.04875                0.15234375                         0
17863 CAROTHERS # 1                         0.03125                         0                  0.253125                0.00093974
17864 LAYTON #1                                   0                    0.2625                         0                         0
17865 SCHEPP UNIT #2                        0.03125                         0                  0.253125                0.00093974
17866 CONNER UNIT # 1                       0.03125                         0                  0.253125                0.00093974
17868 DUFF # 1                              0.03125                         0                  0.253125                0.00093974
17869 KIMES # 1                             0.03125                         0                  0.253125                0.00093974
17870 MARBURGER # 1                         0.03125                         0                  0.253125                0.00093974
17871 LAYTON # 3                            0.03125                         0                0.18140625                 0.0017725
17872 FISHER # 1                            0.03125                         0                  0.253125                0.00093974
17873 HINDMAN # 1                           0.03125                         0                  0.253125                0.00093974
17874 MCDOUGALL # 1                         0.03125                         0                  0.253125                0.00093974
17876 DORAN # 1                             0.03125                         0                  0.253125                0.00093974
17877 MONTGOMERY # 3                              0                     0.875                         0                         0
17878 MONTGOMERY # 2                        0.03125                         0                  0.253125                0.00093974
17879 MARBURGER # 2                        0.015625                   0.13125                 0.1265625                0.00046987
17880 MARBURGER # 3                         0.03125                         0                  0.253125                0.00093974
17881 SIMMONS # 2                           0.03125                         0                  0.253125                0.00093974
17883 DETWEILER UNIT # 3                    0.03125                         0                  0.253125                0.00093974
17884 HINDMAN # 2                           0.03125                         0                  0.253125                0.00093974
17885 PHILSON UNIT # 2                     0.015625                   0.13125                 0.1265625                0.00046987
17886 POLICK # 1                            0.03125                         0                  0.253125                0.00093974
17888 BLACK UNIT # 1                        0.03125                         0                  0.253125                0.00093974
17889 HENRY # 1                             0.03125                         0                  0.253125                0.00093974
17890 GRANDE # 1                                  0                         0                   0.21875                         0
17891 T.D. ASSOCIATES # 1                         0                         0                   0.21875                         0
17892 CONNER # 2                            0.03125                         0                  0.253125                0.00093974
17893 RABOLD # 4                           0.015625                   0.13125                 0.1265625                0.00046987
17894 DUFFOLA UNIT # 1                      0.03125                         0                  0.253125                0.00093974
17895 EAGLE # 1                             0.03125                         0                  0.253125                0.00093974
17896 SCHULZ # 1                            0.03125                         0                  0.253125                0.00093974
17897 HAMILTON # 3                                0                         0                   0.21875                         0
17898 DEVONSHIRE # 1                       0.015625                   0.13125                 0.1265625                0.00046987
17899 GRANDE # 2                           0.015625                   0.13125                 0.1265625                0.00046987
17900 JOHN # 1                              0.03125                         0                  0.253125                0.00093974
17901 RICHARDSON UNIT # 9                   0.03125                         0                  0.253125                0.00093974
17902 ORR UNIT # 1                          0.03125                         0                  0.253125                0.00093974
17903 USX # 4                               0.03125                         0                  0.253125                0.00093974
17904 ADOBE COAL CO. # 1                    0.03125                         0                0.18140625                 0.0017725
17905 MATHEWS UNIT # 2                     0.015625                   0.13125                 0.1265625                0.00046987


                                                                           37

(RESTUBBED TABLE)

17798 STOCKMAN #1                        0.21875                          0                             0.25 ATLAS RESOURCES, INC.
17799 COSS # 2                        0.31196006                  0.0026934                        0.3326934 ATLAS RESOURCES, INC.
17800 COSS # 3                           0.21875                          0                             0.25 ATLAS RESOURCES, INC.
17801 COSS UNIT # 4                      0.21875                          0                             0.25 ATLAS RESOURCES, INC.
17802 MCFARLAND # 2                      0.21875                          0                             0.25 ATLAS RESOURCES, INC.
17804 KINDER # 3                      0.28531474                 0.00111377                       0.30111377 ATLAS RESOURCES, INC.
17805 BROWN # 5                       0.31196006                  0.0026934                        0.3326934 ATLAS RESOURCES, INC.
17806 BROWN # 6                       0.31196006                  0.0026934                        0.3326934 ATLAS RESOURCES, INC.
17807 REEHER-BROWN #1                 0.31196006                  0.0026934                        0.3326934 ATLAS RESOURCES, INC.
17808 RICHARDSON #2                   0.31196006                  0.0026934                        0.3326934 ATLAS RESOURCES, INC.
17809 ROCH UNIT #1                    0.31196006                  0.0026934                        0.3326934 ATLAS RESOURCES, INC.
17810 RIEGER #1                       0.28531474                 0.00111377                       0.30111377 ATLAS RESOURCES, INC.
17811 COULSON UN. # 1                 0.31196006                  0.0026934                        0.3326934 ATLAS RESOURCES, INC.
17812 RICHARDSON #5                   0.31196006                  0.0026934                        0.3326934 ATLAS RESOURCES, INC.
17813 RICHARDSON #6                      0.21875                          0                             0.25 ATLAS RESOURCES, INC.
17814 RICHARDSON #7                       0.2625                          0                              0.3 ATLAS RESOURCES, INC.
17816 ANDRUSKY # 1                    0.28531474                 0.00111377                       0.30111377 ATLAS RESOURCES, INC.
17817 ANDRUSKY # 2                        0.2625                          0                              0.3 ATLAS RESOURCES, INC.
17818 DUNCAN # 1                         0.21875                          0                             0.25 ATLAS RESOURCES, INC.
17819 PIZOR UNIT #1                      0.21875                          0                             0.25 ATLAS RESOURCES, INC.
17820 PIZOR #2                           0.21875                          0                             0.25 ATLAS RESOURCES, INC.
17821 PIZOR #3                           0.21875                          0                             0.25 ATLAS RESOURCES, INC.
17822 CORNELIUS # 1                       0.2625                          0                              0.3 ATLAS RESOURCES, INC.
17824 KELLY UNIT #1                      0.21875                          0                             0.25 ATLAS RESOURCES, INC.
17825 GARVIS # 2                          0.2625                          0                              0.3 ATLAS RESOURCES, INC.
17826 RICHARDSON #4                      0.21875                          0                             0.25 ATLAS RESOURCES, INC.
17827 RICHARDSON #3                      0.21875                          0                             0.25 ATLAS RESOURCES, INC.
17828 MURPHY # 1                      0.28531474                 0.00111377                       0.30111377 ATLAS RESOURCES, INC.
17835 MILLER # 8                         0.21875                          0                             0.25 ATLAS RESOURCES, INC.
17837 LAW #4                             0.21875                          0                             0.25 ATLAS RESOURCES, INC.
17841 GRAHAM #2                           0.2625                          0                              0.3 ATLAS RESOURCES, INC.
17842 ROMAIN # 5                      0.28531474                 0.00111377                       0.30111377 ATLAS RESOURCES, INC.
17843 WILLIAMSON #1                       0.2625                          0                              0.3 ATLAS RESOURCES, INC.
17845 RIEGER #2                          0.21875                          0                             0.25 ATLAS RESOURCES, INC.
17846 FREEMAN # 1                     0.26359375                          0                           0.2475 ATLAS RESOURCES, INC.
17850 DETWEILER # 2                   0.28531474                 0.00111377                       0.30111377 ATLAS RESOURCES, INC.
17851 GRIMM # 1                            0.875                          0                                1 ATLAS RESOURCES, INC.
17852 LIZZIE # 2                           0.875                          0                                1 ATLAS RESOURCES, INC.
17854 WAGNER UNIT #2                  0.28531474                 0.00111377                       0.30111377 ATLAS RESOURCES, INC.
17855 YEAGER UNIT # 2                 0.28531474                 0.00111377                       0.30111377 ATLAS RESOURCES, INC.
17856 BOLLINGER # 1                   0.27390737                 0.00055689                       0.30055689 ATLAS RESOURCES, INC.
17857 SIMMONS # 1                     0.26359375                          0                           0.2475 ATLAS RESOURCES, INC.
17859 CHIAPPINI # 1                      0.21875                          0                             0.25 ATLAS RESOURCES, INC.
17860 SCHARF # 1                      0.28531474                 0.00111377                       0.30111377 ATLAS RESOURCES, INC.
17861 STACK # 1                       0.26359375                          0                           0.2475 ATLAS RESOURCES, INC.
17863 CAROTHERS # 1                   0.28531474                 0.00111377                       0.30111377 ATLAS RESOURCES, INC.
17864 LAYTON #1                           0.2625                          0                              0.3 ATLAS RESOURCES, INC.
17865 SCHEPP UNIT #2                  0.28531474                 0.00111377                       0.30111377 ATLAS RESOURCES, INC.
17866 CONNER UNIT # 1                 0.28531474                 0.00111377                       0.30111377 ATLAS RESOURCES, INC.
17868 DUFF # 1                        0.28531474                 0.00111377                       0.30111377 ATLAS RESOURCES, INC.
17869 KIMES # 1                       0.28531474                 0.00111377                       0.30111377 ATLAS RESOURCES, INC.
17870 MARBURGER # 1                   0.28531474                 0.00111377                       0.30111377 ATLAS RESOURCES, INC.
17871 LAYTON # 3                      0.21442875                 0.00210074                       0.21710074 ATLAS RESOURCES, INC.
17872 FISHER # 1                      0.28531474                 0.00111377                       0.30111377 ATLAS RESOURCES, INC.
17873 HINDMAN # 1                     0.28531474                 0.00111377                       0.30111377 ATLAS RESOURCES, INC.
17874 MCDOUGALL # 1                   0.28531474                 0.00111377                       0.30111377 ATLAS RESOURCES, INC.
17876 DORAN # 1                       0.28531474                 0.00111377                       0.30111377 ATLAS RESOURCES, INC.
17877 MONTGOMERY # 3                       0.875                          0                                1 ATLAS RESOURCES, INC.
17878 MONTGOMERY # 2                  0.28531474                 0.00111377                       0.30111377 ATLAS RESOURCES, INC.
17879 MARBURGER # 2                   0.27390737                 0.00055689                       0.30055689 ATLAS RESOURCES, INC.
17880 MARBURGER # 3                   0.28531474                 0.00111377                       0.30111377 ATLAS RESOURCES, INC.
17881 SIMMONS # 2                     0.28531474                 0.00111377                       0.30111377 ATLAS RESOURCES, INC.
17883 DETWEILER UNIT # 3              0.28531474                 0.00111377                       0.30111377 ATLAS RESOURCES, INC.
17884 HINDMAN # 2                     0.28531474                 0.00111377                       0.30111377 ATLAS RESOURCES, INC.
17885 PHILSON UNIT # 2                0.27390737                 0.00055689                       0.30055689 ATLAS RESOURCES, INC.
17886 POLICK # 1                      0.28531474                 0.00111377                       0.30111377 ATLAS RESOURCES, INC.
17888 BLACK UNIT # 1                  0.28531474                 0.00111377                       0.30111377 ATLAS RESOURCES, INC.
17889 HENRY # 1                       0.28531474                 0.00111377                       0.30111377 ATLAS RESOURCES, INC.
17890 GRANDE # 1                         0.21875                          0                             0.25 ATLAS RESOURCES, INC.
17891 T.D. ASSOCIATES # 1                0.21875                          0                             0.25 ATLAS RESOURCES, INC.
17892 CONNER # 2                      0.28531474                 0.00111377                       0.30111377 ATLAS RESOURCES, INC.
17893 RABOLD # 4                      0.27390737                 0.00055689                       0.30055689 ATLAS RESOURCES, INC.
17894 DUFFOLA UNIT # 1                0.28531474                 0.00111377                       0.30111377 ATLAS RESOURCES, INC.
17895 EAGLE # 1                       0.28531474                 0.00111377                       0.30111377 ATLAS RESOURCES, INC.
17896 SCHULZ # 1                      0.28531474                 0.00111377                       0.30111377 ATLAS RESOURCES, INC.
17897 HAMILTON # 3                       0.21875                          0                             0.25 ATLAS RESOURCES, INC.
17898 DEVONSHIRE # 1                  0.27390737                 0.00055689                       0.30055689 ATLAS RESOURCES, INC.
17899 GRANDE # 2                      0.27390737                 0.00055689                       0.30055689 ATLAS RESOURCES, INC.
17900 JOHN # 1                        0.28531474                 0.00111377                       0.30111377 ATLAS RESOURCES, INC.
17901 RICHARDSON UNIT # 9             0.28531474                 0.00111377                       0.30111377 ATLAS RESOURCES, INC.
17902 ORR UNIT # 1                    0.28531474                 0.00111377                       0.30111377 ATLAS RESOURCES, INC.
17903 USX # 4                         0.28531474                 0.00111377                       0.30111377 ATLAS RESOURCES, INC.
17904 ADOBE COAL CO. # 1              0.21442875                 0.00210074                       0.21710074 ATLAS RESOURCES, INC.
17905 MATHEWS UNIT # 2                0.27390737                 0.00055689                       0.30055689 ATLAS RESOURCES, INC.

(RESTUBBED TABLE)

17798 STOCKMAN #1            ATLAS ENERGY NINETIES-PUBLIC 3                       0.875                   1 PA           MERCER
17799 COSS # 2               ATLAS ENERGY NINETIES - 14                         0.84375                   1 PA           MERCER
17800 COSS # 3               ATLAS ENERGY NINETIES-PUBLIC 3                       0.875                   1 PA           MERCER
17801 COSS UNIT # 4          ATLAS ENERGY NINETIES-PUBLIC 3                       0.875                   1 PA           MERCER
17802 MCFARLAND # 2          ATLAS ENERGY NINETIES-PUBLIC 3                       0.875                   1 PA           MERCER
17804 KINDER # 3             ATLAS ENERGY NINETIES - 15                         0.84375                   1 PA           VENANG
17805 BROWN # 5              ATLAS ENERGY NINETIES - 14                         0.84375                   1 PA           MERCER
17806 BROWN # 6              ATLAS ENERGY NINETIES - 14                         0.84375                   1 PA           MERCER
17807 REEHER-BROWN #1        ATLAS ENERGY NINETIES - 14                         0.84375                   1 PA           MERCER
17808 RICHARDSON #2          ATLAS ENERGY NINETIES - 14                         0.84375                   1 PA           MERCER
17809 ROCH UNIT #1           ATLAS ENERGY NINETIES - 14                         0.84375                   1 PA           MERCER
17810 RIEGER #1              ATLAS ENERGY NINETIES - 15                         0.84375                   1 PA           MERCER
17811 COULSON UN. # 1        ATLAS ENERGY NINETIES - 14                         0.84375                   1 PA           MERCER
17812 RICHARDSON #5          ATLAS ENERGY NINETIES - 14                         0.84375                   1
17813 RICHARDSON #6          ATLAS ENERGY NINETIES-PUBLIC 3                       0.875                   1 PA           LAWREN
17814 RICHARDSON #7                                                                   0                   0 PA           LAWREN
17816 ANDRUSKY # 1           ATLAS ENERGY NINETIES - 15                         0.84375                   1 PA           MERCER
17817 ANDRUSKY # 2                                                                    0                   0 PA           MERCER
17818 DUNCAN # 1             ATLAS ENERGY NINETIES-PUBLIC 3                       0.875                   1 PA           LAWREN
17819 PIZOR UNIT #1          ATLAS ENERGY NINETIES-PUBLIC 3                       0.875                   1 PA           MERCER
17820 PIZOR #2               ATLAS ENERGY NINETIES-PUBLIC 3                       0.875                   1 PA           MERCER
17821 PIZOR #3               ATLAS ENERGY NINETIES-PUBLIC 3                       0.875                   1 PA           MERCER
17822 CORNELIUS # 1                                                                   0                   0 PA           MERCER
17824 KELLY UNIT #1          ATLAS ENERGY NINETIES-PUBLIC 3                       0.875                   1 PA           MERCER
17825 GARVIS # 2                                                                      0                   0 PA           MERCER
17826 RICHARDSON #4          ATLAS ENERGY NINETIES-PUBLIC 3                       0.875                   1 PA           MERCER
17827 RICHARDSON #3          ATLAS ENERGY NINETIES-PUBLIC 3                       0.875                   1 PA           MERCER
17828 MURPHY # 1             ATLAS ENERGY NINETIES - 15                         0.84375                   1 PA           MERCER
17835 MILLER # 8             ATLAS ENERGY NINETIES-PUBLIC 3                       0.875                   1 PA           VENANG
17837 LAW #4                 ATLAS ENERGY NINETIES-PUBLIC 3                       0.875                   1 PA           MERCER
17841 GRAHAM #2                                                                       0                   0 PA           MERCER
17842 ROMAIN # 5             ATLAS ENERGY NINETIES - 15                         0.84375                   1 PA           MERCER
17843 WILLIAMSON #1                                                                   0                   0 PA           MERCER
17845 RIEGER #2              ATLAS ENERGY NINETIES-PUBLIC 3                       0.875                   1 PA           MERCER
17846 FREEMAN # 1            ATLAS ENERGY PARTNERS LP-1994                     0.609375                0.75 PA           MERCER
17850 DETWEILER # 2          ATLAS ENERGY NINETIES - 15                         0.84375                   1 PA           MERCER
17851 GRIMM # 1                                                                       0                   0 PA           MERCER
17852 LIZZIE # 2                                                                      0                   0 PA           MERCER
17854 WAGNER UNIT #2         ATLAS ENERGY NINETIES - 15                         0.84375                   1 PA           MERCER
17855 YEAGER UNIT # 2        ATLAS ENERGY NINETIES - 15                         0.84375                   1 PA           MERCER
17856 BOLLINGER # 1          ATLAS ENERGY NINETIES - 15                        0.421875                 0.5 PA           MERCER
17857 SIMMONS # 1            ATLAS ENERGY PARTNERS LP-1994                     0.609375                0.75 PA           MERCER
17859 CHIAPPINI # 1          ATLAS ENERGY NINETIES-PUBLIC 3                       0.875                   1 PA           MERCER
17860 SCHARF # 1             ATLAS ENERGY NINETIES - 15                         0.84375                   1 PA           VENANG
17861 STACK # 1              ATLAS ENERGY PARTNERS LP-1994                     0.609375                0.75 PA           VENANG
17863 CAROTHERS # 1          ATLAS ENERGY NINETIES - 15                         0.84375                   1 PA           MERCER
17864 LAYTON #1                                                                       0                   0 PA           MERCER
17865 SCHEPP UNIT #2         ATLAS ENERGY NINETIES - 15                         0.84375                   1 PA           MERCER
17866 CONNER UNIT # 1        ATLAS ENERGY NINETIES - 15                         0.84375                   1 PA           MERCER
17868 DUFF # 1               ATLAS ENERGY NINETIES - 15                         0.84375                   1 PA           MERCER
17869 KIMES # 1              ATLAS ENERGY NINETIES - 15                         0.84375                   1 PA           MERCER
17870 MARBURGER # 1          ATLAS ENERGY NINETIES - 15                         0.84375                   1 PA           MERCER
17871 LAYTON # 3             ATLAS ENERGY NINETIES - 16                         0.84375                   1 PA           MERCER
17872 FISHER # 1             ATLAS ENERGY NINETIES - 15                         0.84375                   1 PA           MERCER
17873 HINDMAN # 1            ATLAS ENERGY NINETIES - 15                         0.84375                   1 PA           MERCER
17874 MCDOUGALL # 1          ATLAS ENERGY NINETIES - 15                         0.84375                   1 PA           MERCER
17876 DORAN # 1              ATLAS ENERGY NINETIES - 15                         0.84375                   1 PA           MERCER
17877 MONTGOMERY # 3                                                                  0                   0 PA           MERCER
17878 MONTGOMERY # 2         ATLAS ENERGY NINETIES - 15                         0.84375                   1 PA           MERCER
17879 MARBURGER # 2          ATLAS ENERGY NINETIES - 15                        0.421875                 0.5 PA           MERCER
17880 MARBURGER # 3          ATLAS ENERGY NINETIES - 15                         0.84375                   1 PA           MERCER
17881 SIMMONS # 2            ATLAS ENERGY NINETIES - 15                         0.84375                   1 PA           MERCER
17883 DETWEILER UNIT # 3     ATLAS ENERGY NINETIES - 15                         0.84375                   1 PA           MERCER
17884 HINDMAN # 2            ATLAS ENERGY NINETIES - 15                         0.84375                   1 PA           MERCER
17885 PHILSON UNIT # 2       ATLAS ENERGY NINETIES - 15                        0.421875                 0.5 PA           MERCER
17886 POLICK # 1             ATLAS ENERGY NINETIES - 15                         0.84375                   1 PA           MERCER
17888 BLACK UNIT # 1         ATLAS ENERGY NINETIES - 15                         0.84375                   1 PA           MERCER
17889 HENRY # 1              ATLAS ENERGY NINETIES - 15                         0.84375                   1 PA           MERCER
17890 GRANDE # 1             ATLAS ENERGY NINETIES-PUBLIC 4                       0.875                   1 PA           MERCER
17891 T.D. ASSOCIATES # 1    ATLAS ENERGY NINETIES-PUBLIC 4                       0.875                   1 PA           MERCER
17892 CONNER # 2             ATLAS ENERGY NINETIES - 15                         0.84375                   1
17893 RABOLD # 4             ATLAS ENERGY NINETIES - 15                        0.421875                 0.5 PA           MERCER
17894 DUFFOLA UNIT # 1       ATLAS ENERGY NINETIES - 15                         0.84375                   1 PA           MERCER
17895 EAGLE # 1              ATLAS ENERGY NINETIES - 15                         0.84375                   1 PA           MERCER
17896 SCHULZ # 1             ATLAS ENERGY NINETIES - 15                         0.84375                   1 PA           MERCER
17897 HAMILTON # 3           ATLAS ENERGY NINETIES-PUBLIC 4                       0.875                   1 PA           MERCER
17898 DEVONSHIRE # 1         ATLAS ENERGY NINETIES - 15                        0.421875                 0.5 PA           MERCER
17899 GRANDE # 2             ATLAS ENERGY NINETIES - 15                        0.421875                 0.5 PA           MERCER
17900 JOHN # 1               ATLAS ENERGY NINETIES - 15                         0.84375                   1 PA           MERCER
17901 RICHARDSON UNIT # 9    ATLAS ENERGY NINETIES - 15                         0.84375                   1 PA           MERCER
17902 ORR UNIT # 1           ATLAS ENERGY NINETIES - 15                         0.84375                   1 PA           MERCER
17903 USX # 4                ATLAS ENERGY NINETIES - 15                         0.84375                   1 PA           MERCER
17904 ADOBE COAL CO. # 1     ATLAS ENERGY NINETIES - 16                         0.84375                   1 PA           MERCER
17905 MATHEWS UNIT # 2       ATLAS ENERGY NINETIES - 15                        0.421875                 0.5 PA           MERCER

 17907 HOVIS # 1                               0.03125                         0                  0.253125                0.00093974
 17909 CAROTHERS # 2                                 0                     0.875                         0                         0
 17911 UTLEY # 1                               0.03125                         0                  0.253125                0.00093974
 17912 YEAGER # 4                              0.03125                         0                  0.253125                0.00093974
 17915 RABOLD # 5                                    0                         0                   0.21875                         0
 17916 RABOLD # 6                                    0                         0                   0.21875                         0
 17917 POLICK # 3                                    0                         0                   0.21875                         0
 17918 SNYDER # 8                                    0                         0                   0.21875                         0
 17919 RABOLD # 3                                    0                         0                   0.21875                         0
 17920 PHILSON # 3                                   0                         0                   0.21875                         0
 17921 ARMSTRONG # 1                                 0                     0.875                         0                         0
 17922 CLINTON IRWIN R&G CLUB # 1                    0                         0                   0.21875                         0
 17924 JONES # 1                                     0                         0                   0.21875                         0
 17928 BUCKLEY # 1                                   0                         0                   0.21875                         0
 17929 IRWIN UNIT # 1                                0                         0                   0.21875                         0
 17930 IRWIN # 2                                     0                         0                   0.21875                         0
 17931 SMITH UNIT # 5                                0                         0                   0.21875                         0
 17932 EPERTHENER UNIT # 2                           0                         0                   0.21875                         0
 17933 EPERTHENER # 3                                0                     0.875                         0                         0
 17934 MCDOWELL # 7                                  0                         0                   0.21875                         0
 17935 PIRC # 1                                      0                         0                   0.21875                         0
 17937 ROBINSON # 1                                  0                         0                   0.21875                         0
 17938 ROBINSON # 2                                  0                     0.875                         0                         0
 17939 GOEBEL UNIT # 1                               0                         0                   0.21875                         0
 17940 KALASKY UNIT # 1                              0                         0                   0.21875                         0
 17941 MCNEISH UNIT # 1                              0                         0                   0.21875                         0
 17942 STRUTHERS # 4                                 0                     0.875                         0                         0
 17943 POLICK UNIT # 2                               0                         0                   0.21875                         0
 17944 AIKEN # 1                                     0                   0.84375                         0                         0
 17945 GARVIS UNIT # 3                         0.03125                         0                  0.253125                0.00093974
 17946 THOMPSON # 4                                  0                         0                   0.21875                         0
 17947 CONNER # 2A                             0.03125                         0                  0.253125                0.00093974
 17948 RISCH # 1                                0.0625                 0.0966875                 0.1015625                         0
 17949 SCHWARTZ # 1                             0.0625                  0.096687                 0.1015625                         0
 17950 WALTER # 5                               0.0625                  0.096687                 0.1015625                         0
 17951 STRUTHERS # 5                                 0                         0                   0.21875                         0
 17952 BAUN # 2                                      0                         0                   0.21875                         0
 17953 MCDOWELL # 8                                  0                         0                   0.21875                         0
 17954 TRUNICK #1                               0.0625                  0.096687                 0.1015625                         0
 17956 RISCH UNIT # 2                           0.0625                 0.0950145                 0.0998045                         0
 17957 OWEN UNIT # 1                           0.03125                         0                   0.24375                0.00090494
 17958 SCHEARER                                      0                  0.421875                0.10546875                         0
 17960 BAUN UNIT # 3                           0.03125                         0                0.18140625                 0.0017725
 17961 CORNELIUS # 2                           0.03125                         0                0.18140625                 0.0017725
 17962 CORNELIUS # 3                           0.03125                         0                0.18140625                 0.0017725
 17963 MCDOWELL # 9                            0.03125                         0                0.18140625                 0.0017725
 17965 BYLER # 11                                    0                         0                   0.21875                         0
 17966 LOWRY # 1                               0.03125                         0                0.18140625                 0.0017725
 17967 ALLEN # 2                               0.03125                         0                0.18140625                 0.0017725
 17968 MYERS # 1                               0.03125                         0                0.18140625                 0.0017725
 17969 VALISARIS # 1                           0.03125                   0.10547                 0.0907042                0.00088626
 17970 GILDERSLEEVE UNIT #1                    0.03125                         0                0.18140625                 0.0017725
 17971 JENKINS # 1                             0.03125                         0                0.18140625                 0.0017725
 17972 MORROW UNIT #1                          0.03125                         0                0.18140625                 0.0017725
 17973 TAYLOR # 1                              0.03125                         0                0.18140625                 0.0017725
 17974 FOSTER # 1                                    0                     0.875                         0                         0
 17976 DYE # 1                                       0                         0                   0.21875                         0
 17977 FARRELL # 1                             0.03125                         0                0.18140625                 0.0017725
 17978 GATEWOOD # 1                            0.03125                         0                0.18140625                 0.0017725
 17979 HALL # 1                                      0                         0                   0.21875                         0
 17981 MCDOWELL #11                                  0                         0                   0.21875                         0
 17982 PETERKA UNIT # 1                        0.03125                         0                0.18140625                 0.0017725
 17983 PETERKA # 2                                   0                         0                   0.21875                         0
 17985 PLUMMER UNIT # 1                              0                         0                   0.21875                         0
 17986 VERNAM # 1                                    0                         0                   0.21875                         0
 17988 WILLIAMS # 5                            0.03125                         0                0.18140625                 0.0017725
 17990 BOYER # 2                               0.03125                    0.1582                  0.052735                         0
 17991 BOYER # 3                               0.03125                         0                0.22359375                         0
 17992 ELLENBERGER # 1                         0.03125                         0                0.22359375                         0
 17994 KINGERSKI UNIT # 1                      0.03125                   0.10547                 0.0907042                0.00088626
 17995 KINGERSKI # 2                                 0                         0                   0.21875                         0
 17996 LUTES # 1                               0.03125                   0.21095                         0                         0
 17997 MCCULLOUGH # 8                          0.03125                         0                0.18140625                 0.0017725
 17998 MCEWEN                                        0                         0                   0.21875                         0
 17999 WASSER # 1                              0.03125                         0                0.18140625                 0.0017725
 18000 WASSER # 2                              0.03125                         0                0.18140625                 0.0017725
 18001 CORNELIUS # 4                           0.03125                   0.10547                   0.10547                         0
 18002 JONES # 2                               0.03125                         0                0.22359375                         0
 18003 TAYLOR # 2                              0.03125                    0.1582                  0.052735                         0
 18004 MCDOWELL #12                            0.03125                         0                0.18140625                 0.0017725
 18006 RAINS # 1                                     0                         0                   0.21875                         0
 18007 KLOOS # 4                                     0                         0                   0.21875                         0
 18008 STRUTHERS # 7                           0.03125                         0                0.18140625                 0.0017725
 18009 STRUTHERS # 6                           0.03125                         0                0.18140625                 0.0017725


                                                                           38

(RESTUBBED TABLE)

 17907 HOVIS # 1                           0.28531474                 0.00111377                 0.30111377 ATLAS RESOURCES, INC.
 17909 CAROTHERS # 2                            0.875                          0                          1 ATLAS RESOURCES, INC.
 17911 UTLEY # 1                           0.28531474                 0.00111377                 0.30111377 ATLAS RESOURCES, INC.
 17912 YEAGER # 4                          0.28531474                 0.00111377                 0.30111377 ATLAS RESOURCES, INC.
 17915 RABOLD # 5                             0.21875                          0                       0.25 ATLAS RESOURCES, INC.
 17916 RABOLD # 6                             0.21875                          0                       0.25 ATLAS RESOURCES, INC.
 17917 POLICK # 3                             0.21875                          0                       0.25 ATLAS RESOURCES, INC.
 17918 SNYDER # 8                             0.21875                          0                       0.25 ATLAS RESOURCES, INC.
 17919 RABOLD # 3                             0.21875                          0                       0.25 ATLAS RESOURCES, INC.
 17920 PHILSON # 3                            0.21875                          0                       0.25 ATLAS RESOURCES, INC.
 17921 ARMSTRONG # 1                            0.875                          0                          1 ATLAS RESOURCES, INC.
 17922 CLINTON IRWIN R&G CLUB # 1             0.21875                          0                       0.25 ATLAS RESOURCES, INC.
 17924 JONES # 1                              0.21875                          0                       0.25 ATLAS RESOURCES, INC.
 17928 BUCKLEY # 1                            0.21875                          0                       0.25 ATLAS RESOURCES, INC.
 17929 IRWIN UNIT # 1                         0.21875                          0                       0.25 ATLAS RESOURCES, INC.
 17930 IRWIN # 2                              0.21875                          0                       0.25 ATLAS RESOURCES, INC.
 17931 SMITH UNIT # 5                         0.21875                          0                       0.25 ATLAS RESOURCES, INC.
 17932 EPERTHENER UNIT # 2                    0.21875                          0                       0.25 ATLAS RESOURCES, INC.
 17933 EPERTHENER # 3                           0.875                          0                          1 ATLAS RESOURCES, INC.
 17934 MCDOWELL # 7                           0.21875                          0                       0.25 ATLAS RESOURCES, INC.
 17935 PIRC # 1                               0.21875                          0                       0.25 ATLAS RESOURCES, INC.
 17937 ROBINSON # 1                           0.21875                          0                       0.25 ATLAS RESOURCES, INC.
 17938 ROBINSON # 2                             0.875                          0                          1 ATLAS RESOURCES, INC.
 17939 GOEBEL UNIT # 1                        0.21875                          0                       0.25 ATLAS RESOURCES, INC.
 17940 KALASKY UNIT # 1                       0.21875                          0                       0.25 ATLAS RESOURCES, INC.
 17941 MCNEISH UNIT # 1                       0.21875                          0                       0.25 ATLAS RESOURCES, INC.
 17942 STRUTHERS # 4                            0.875                          0                          1 ATLAS RESOURCES, INC.
 17943 POLICK UNIT # 2                        0.21875                          0                       0.25 ATLAS RESOURCES, INC.
 17944 AIKEN # 1                              0.84375                          0                          1 ATLAS RESOURCES, INC.
 17945 GARVIS UNIT # 3                     0.28531474                 0.00111377                 0.30111377 ATLAS RESOURCES, INC.
 17946 THOMPSON # 4                           0.21875                          0                       0.25 ATLAS RESOURCES, INC.
 17947 CONNER # 2A                         0.28531474                 0.00111377                 0.30111377 ATLAS RESOURCES, INC.
 17948 RISCH # 1                              0.26075                          0                      0.244 ATLAS RESOURCES, INC.
 17949 SCHWARTZ # 1                         0.2607495                          0                      0.244 ATLAS RESOURCES, INC.
 17950 WALTER # 5                           0.2607495                          0                      0.244 ATLAS RESOURCES, INC.
 17951 STRUTHERS # 5                          0.21875                          0                       0.25 ATLAS RESOURCES, INC.
 17952 BAUN # 2                               0.21875                          0                       0.25 ATLAS RESOURCES, INC.
 17953 MCDOWELL # 8                           0.21875                          0                       0.25 ATLAS RESOURCES, INC.
 17954 TRUNICK #1                           0.2607495                          0                      0.244 ATLAS RESOURCES, INC.
 17956 RISCH UNIT # 2                        0.257319                          0                      0.244 ATLAS RESOURCES, INC.
 17957 OWEN UNIT # 1                       0.27590494                 0.00111377                 0.30111377 ATLAS RESOURCES, INC.
 17958 SCHEARER                            0.52734375                          0                      0.625 ATLAS RESOURCES, INC.
 17960 BAUN UNIT # 3                       0.21442875                 0.00210074                 0.21710074 ATLAS RESOURCES, INC.
 17961 CORNELIUS # 2                       0.21442875                 0.00210074                 0.21710074 ATLAS RESOURCES, INC.
 17962 CORNELIUS # 3                       0.21442875                 0.00210074                 0.21710074 ATLAS RESOURCES, INC.
 17963 MCDOWELL # 9                        0.21442875                 0.00210074                 0.21710074 ATLAS RESOURCES, INC.
 17965 BYLER # 11                             0.21875                          0                       0.25 ATLAS RESOURCES, INC.
 17966 LOWRY # 1                           0.21442875                 0.00210074                 0.21710074 ATLAS RESOURCES, INC.
 17967 ALLEN # 2                           0.21442875                 0.00210074                 0.21710074 ATLAS RESOURCES, INC.
 17968 MYERS # 1                           0.21442875                 0.00210074                 0.21710074 ATLAS RESOURCES, INC.
 17969 VALISARIS # 1                       0.22831046                 0.00105037                 0.23355037 ATLAS RESOURCES, INC.
 17970 GILDERSLEEVE UNIT #1                0.21442875                 0.00210074                 0.21710074 ATLAS RESOURCES, INC.
 17971 JENKINS # 1                         0.21442875                 0.00210074                 0.21710074 ATLAS RESOURCES, INC.
 17972 MORROW UNIT #1                      0.21442875                 0.00210074                 0.21710074 ATLAS RESOURCES, INC.
 17973 TAYLOR # 1                          0.21442875                 0.00210074                 0.21710074 ATLAS RESOURCES, INC.
 17974 FOSTER # 1                               0.875                          0                          1 ATLAS RESOURCES, INC.
 17976 DYE # 1                                0.21875                          0                       0.25 ATLAS RESOURCES, INC.
 17977 FARRELL # 1                         0.21442875                 0.00210074                 0.21710074 ATLAS RESOURCES, INC.
 17978 GATEWOOD # 1                        0.21442875                 0.00210074                 0.21710074 ATLAS RESOURCES, INC.
 17979 HALL # 1                               0.21875                          0                       0.25 ATLAS RESOURCES, INC.
 17981 MCDOWELL #11                           0.21875                          0                       0.25 ATLAS RESOURCES, INC.
 17982 PETERKA UNIT # 1                    0.21442875                 0.00210074                 0.21710074 ATLAS RESOURCES, INC.
 17983 PETERKA # 2                            0.21875                          0                       0.25 ATLAS RESOURCES, INC.
 17985 PLUMMER UNIT # 1                       0.21875                          0                       0.25 ATLAS RESOURCES, INC.
 17986 VERNAM # 1                             0.21875                          0                       0.25 ATLAS RESOURCES, INC.
 17988 WILLIAMS # 5                        0.21442875                 0.00210074                 0.21710074 ATLAS RESOURCES, INC.
 17990 BOYER # 2                             0.242185                          0                       0.25 ATLAS RESOURCES, INC.
 17991 BOYER # 3                           0.25484375                          0                      0.265 ATLAS RESOURCES, INC.
 17992 ELLENBERGER # 1                     0.25484375                          0                      0.265 ATLAS RESOURCES, INC.
 17994 KINGERSKI UNIT # 1                  0.22831046                 0.00105037                 0.23355037 ATLAS RESOURCES, INC.
 17995 KINGERSKI # 2                          0.21875                          0                       0.25 ATLAS RESOURCES, INC.
 17996 LUTES # 1                               0.2422                          0                       0.25 ATLAS RESOURCES, INC.
 17997 MCCULLOUGH # 8                      0.21442875                 0.00210074                 0.21710074 ATLAS RESOURCES, INC.
 17998 MCEWEN                                 0.21875                          0                       0.25 ATLAS RESOURCES, INC.
 17999 WASSER # 1                          0.21442875                 0.00210074                 0.21710074 ATLAS RESOURCES, INC.
 18000 WASSER # 2                          0.21442875                 0.00210074                 0.21710074 ATLAS RESOURCES, INC.
 18001 CORNELIUS # 4                          0.24219                          0                       0.25 ATLAS RESOURCES, INC.
 18002 JONES # 2                           0.25484375                          0                      0.265 ATLAS RESOURCES, INC.
 18003 TAYLOR # 2                            0.242185                          0                       0.25 ATLAS RESOURCES, INC.
 18004 MCDOWELL #12                        0.21442875                 0.00210074                 0.21710074 ATLAS RESOURCES, INC.
 18006 RAINS # 1                              0.21875                          0                       0.25 ATLAS RESOURCES, INC.
 18007 KLOOS # 4                              0.21875                          0                       0.25 ATLAS RESOURCES, INC.
 18008 STRUTHERS # 7                       0.21442875                 0.00210074                 0.21710074 ATLAS RESOURCES, INC.
 18009 STRUTHERS # 6                       0.21442875                 0.00210074                 0.21710074 ATLAS RESOURCES, INC.

(RESTUBBED TABLE)

 17907 HOVIS # 1                          ATLAS ENERGY NINETIES - 15               0.84375                 1 PA           VENANG
 17909 CAROTHERS # 2                                                                     0                 0 PA           MERCER
 17911 UTLEY # 1                          ATLAS ENERGY NINETIES - 15               0.84375                 1 PA           MERCER
 17912 YEAGER # 4                         ATLAS ENERGY NINETIES - 15               0.84375                 1 PA           MERCER
 17915 RABOLD # 5                         ATLAS ENERGY NINETIES-PUBLIC 4             0.875                 1 PA           MERCER
 17916 RABOLD # 6                         ATLAS ENERGY NINETIES-PUBLIC 4             0.875                 1 PA           MERCER
 17917 POLICK # 3                         ATLAS ENERGY NINETIES-PUBLIC 4             0.875                 1 PA           MERCER
 17918 SNYDER # 8                         ATLAS ENERGY NINETIES-PUBLIC 4             0.875                 1 PA           MERCER
 17919 RABOLD # 3                         ATLAS ENERGY NINETIES-PUBLIC 4             0.875                 1 PA           MERCER
 17920 PHILSON # 3                        ATLAS ENERGY NINETIES-PUBLIC 4             0.875                 1 PA           MERCER
 17921 ARMSTRONG # 1                                                                     0                 0 PA           VENANG
 17922 CLINTON IRWIN R&G CLUB # 1         ATLAS ENERGY NINETIES-PUBLIC 4             0.875                 1 PA           VENANG
 17924 JONES # 1                          ATLAS ENERGY NINETIES-PUBLIC 4             0.875                 1 PA           VENANG
 17928 BUCKLEY # 1                        ATLAS ENERGY NINETIES-PUBLIC 4             0.875                 1 PA           MERCER
 17929 IRWIN UNIT # 1                     ATLAS ENERGY NINETIES-PUBLIC 4             0.875                 1 PA           MERCER
 17930 IRWIN # 2                          ATLAS ENERGY NINETIES-PUBLIC 4             0.875                 1 PA           MERCER
 17931 SMITH UNIT # 5                     ATLAS ENERGY NINETIES-PUBLIC 4             0.875                 1 PA           MERCER
 17932 EPERTHENER UNIT # 2                ATLAS ENERGY NINETIES-PUBLIC 4             0.875                 1 PA           MERCER
 17933 EPERTHENER # 3                                                                    0                 0 PA           MERCER
 17934 MCDOWELL # 7                       ATLAS ENERGY NINETIES-PUBLIC 4             0.875                 1 PA           MERCER
 17935 PIRC # 1                           ATLAS ENERGY NINETIES-PUBLIC 4             0.875                 1 PA           MERCER
 17937 ROBINSON # 1                       ATLAS ENERGY NINETIES-PUBLIC 4             0.875                 1 PA           MERCER
 17938 ROBINSON # 2                                                                      0                 0 PA           MERCER
 17939 GOEBEL UNIT # 1                    ATLAS ENERGY NINETIES-PUBLIC 4             0.875                 1 PA           MERCER
 17940 KALASKY UNIT # 1                   ATLAS ENERGY NINETIES-PUBLIC 4             0.875                 1 PA           MERCER
 17941 MCNEISH UNIT # 1                   ATLAS ENERGY NINETIES-PUBLIC 4             0.875                 1 PA           MERCER
 17942 STRUTHERS # 4                                                                     0                 0 PA           MERCER
 17943 POLICK UNIT # 2                    ATLAS ENERGY NINETIES-PUBLIC 4             0.875                 1 PA           MERCER
 17944 AIKEN # 1                                                                         0                 0 PA           MERCER
 17945 GARVIS UNIT # 3                    ATLAS ENERGY NINETIES - 15               0.84375                 1 PA           MERCER
 17946 THOMPSON # 4                       ATLAS ENERGY NINETIES-PUBLIC 4             0.875                 1 PA           MERCER
 17947 CONNER # 2A                        ATLAS ENERGY NINETIES - 15               0.84375                 1 PA           MERCER
 17948 RISCH # 1                          ATLAS ENERGY PARTNERS LP-1995            0.40625               0.5 PA           MERCER
 17949 SCHWARTZ # 1                       ATLAS ENERGY PARTNERS LP-1995            0.40625               0.5 PA           VENANG
 17950 WALTER # 5                         ATLAS ENERGY PARTNERS LP-1995            0.40625               0.5 PA           BUTLER
 17951 STRUTHERS # 5                      ATLAS ENERGY NINETIES-PUBLIC 4             0.875                 1 PA           MERCER
 17952 BAUN # 2                           ATLAS ENERGY NINETIES-PUBLIC 4             0.875                 1 PA           MERCER
 17953 MCDOWELL # 8                       ATLAS ENERGY NINETIES-PUBLIC 4             0.875                 1 PA           MERCER
 17954 TRUNICK #1                         ATLAS ENERGY PARTNERS LP-1995            0.40625               0.5 PA           MERCER
 17956 RISCH UNIT # 2                     ATLAS ENERGY PARTNERS LP-1995           0.399218               0.5 PA           MERCER
 17957 OWEN UNIT # 1                      ATLAS ENERGY NINETIES - 15                0.8125                 1 PA           MERCER
 17958 SCHEARER                           ATLAS ENERGY NINETIES-PUBLIC 4          0.421875               0.5 PA           MERCER
 17960 BAUN UNIT # 3                      ATLAS ENERGY NINETIES - 16               0.84375                 1 PA           MERCER
 17961 CORNELIUS # 2                      ATLAS ENERGY NINETIES - 16               0.84375                 1 PA           MERCER
 17962 CORNELIUS # 3                      ATLAS ENERGY NINETIES - 16               0.84375                 1 PA           MERCER
 17963 MCDOWELL # 9                       ATLAS ENERGY NINETIES - 16               0.84375                 1 PA           MERCER
 17965 BYLER # 11                         ATLAS ENERGY NINETIES-PUBLIC 5             0.875                 1 PA           LAWREN
 17966 LOWRY # 1                          ATLAS ENERGY NINETIES - 16               0.84375                 1 PA           LAWREN
 17967 ALLEN # 2                          ATLAS ENERGY NINETIES - 16               0.84375                 1 PA           BUTLER
 17968 MYERS # 1                          ATLAS ENERGY NINETIES - 16               0.84375                 1 PA           BUTLER
 17969 VALISARIS # 1                      ATLAS ENERGY NINETIES - 16               0.42188               0.5 PA           BUTLER
 17970 GILDERSLEEVE UNIT #1               ATLAS ENERGY NINETIES - 16               0.84375                 1 PA           MERCER
 17971 JENKINS # 1                        ATLAS ENERGY NINETIES - 16               0.84375                 1 PA           MERCER
 17972 MORROW UNIT #1                     ATLAS ENERGY NINETIES - 16               0.84375                 1 PA           MERCER
 17973 TAYLOR # 1                         ATLAS ENERGY NINETIES - 16               0.84375                 1 PA           MERCER
 17974 FOSTER # 1                                                                        0                 0 PA           MERCER
 17976 DYE # 1                            ATLAS ENERGY NINETIES-PUBLIC 5             0.875                 1 PA           MERCER
 17977 FARRELL # 1                        ATLAS ENERGY NINETIES - 16               0.84375                 1 PA           MERCER
 17978 GATEWOOD # 1                       ATLAS ENERGY NINETIES - 16               0.84375                 1 PA           MERCER
 17979 HALL # 1                           ATLAS ENERGY NINETIES-PUBLIC 5             0.875                 1 PA           MERCER
 17981 MCDOWELL #11                       ATLAS ENERGY NINETIES-PUBLIC 5             0.875                 1 PA           MERCER
 17982 PETERKA UNIT # 1                   ATLAS ENERGY NINETIES - 16               0.84375                 1 PA           MERCER
 17983 PETERKA # 2                        ATLAS ENERGY NINETIES-PUBLIC 5             0.875                 1 PA           MERCER
 17985 PLUMMER UNIT # 1                   ATLAS ENERGY NINETIES-PUBLIC 6             0.875                 1 PA           MERCER
 17986 VERNAM # 1                         ATLAS ENERGY NINETIES-PUBLIC 5             0.875                 1 PA           MERCER
 17988 WILLIAMS # 5                       ATLAS ENERGY NINETIES - 16               0.84375                 1 PA           MERCER
 17990 BOYER # 2                          ATLAS ENERGY PARTNERS LP-1996            0.21094              0.25 PA           MERCER
 17991 BOYER # 3                          ATLAS ENERGY NINETIES - 17               0.84375                 1 PA           MERCER
 17992 ELLENBERGER # 1                    ATLAS ENERGY NINETIES - 17               0.84375                 1 PA           MERCER
 17994 KINGERSKI UNIT # 1                 ATLAS ENERGY NINETIES - 16               0.42188               0.5 PA           MERCER
 17995 KINGERSKI # 2                      ATLAS ENERGY NINETIES-PUBLIC 5             0.875                 1 PA           MERCER
 17996 LUTES # 1                                                                         0                 0 PA           MERCER
 17997 MCCULLOUGH # 8                     ATLAS ENERGY NINETIES - 16               0.84375                 1 PA           MERCER
 17998 MCEWEN                             ATLAS ENERGY NINETIES-PUBLIC 5             0.875                 1 PA           MERCER
 17999 WASSER # 1                         ATLAS ENERGY NINETIES - 16               0.84375                 1 PA           MERCER
 18000 WASSER # 2                         ATLAS ENERGY NINETIES - 16               0.84375                 1 PA           MERCER
 18001 CORNELIUS # 4                      ATLAS ENERGY PARTNERS LP-1996            0.42188               0.5 PA           MERCER
 18002 JONES # 2                          ATLAS ENERGY NINETIES - 17               0.84375                 1 PA           MERCER
 18003 TAYLOR # 2                         ATLAS ENERGY PARTNERS LP-1996            0.21094              0.25 PA           MERCER
 18004 MCDOWELL #12                       ATLAS ENERGY NINETIES - 16               0.84375                 1 PA           MERCER
 18006 RAINS # 1                          ATLAS ENERGY NINETIES-PUBLIC 5             0.875                 1 PA           MERCER
 18007 KLOOS # 4                          ATLAS ENERGY NINETIES-PUBLIC 5             0.875                 1 PA           MERCER
 18008 STRUTHERS # 7                      ATLAS ENERGY NINETIES - 16               0.84375                 1 PA           MERCER
 18009 STRUTHERS # 6                      ATLAS ENERGY NINETIES - 16               0.84375                 1 PA           MERCER

 18010 MCDOWELL #10                            0.03125                         0                0.18140625             0.0017725
 18012 NORTH # 1                               0.03125                         0                0.18140625             0.0017725
 18013 PHILSON # 4                             0.03125                         0                0.18140625             0.0017725
 18014 MCCULLOUGH # 9                          0.03125                         0                0.18140625             0.0017725
 18015 BURNETTE # 1                            0.03125                         0                 0.1746875            0.00170685
 18016 BARBER # 2                                    0                         0                   0.21875                     0
 18017 MANDELL UNIT #2                         0.03125                         0                0.18140625             0.0017725
 18019 BAUN # 4                                0.03125                         0                0.18140625             0.0017725
 18021 CALLAHAN # 3                            0.03125                         0                0.18140625             0.0017725
 18025 PATTERSON #1                            0.03125                         0                0.18140625             0.0017725
 18028 BYLER # 12                              0.03125                   0.10547                 0.0907042            0.00088626
 18031 THOMPSON # 5                            0.03125                   0.05273                   0.10547                     0
 18032 BARTHOLOMEW # 5                         0.03125                    0.1582                  0.052735                     0
 18033 BARTHOLOMEW # 6                         0.03125                         0                0.18140625             0.0017725
 18034 COUSINS UNIT # 3                        0.03125                   0.10156                0.08734375            0.00085343
 18035 KURTEK # 1                                    0                         0                   0.21875                     0
 18036 KURTZ # 1                               0.03125                         0                0.18140625             0.0017725
 18037 KURTZ # 2                                     0                         0                   0.21875                     0
 18038 HOSTETLER # 3                                 0                         0                   0.21875                     0
 18039 ANDREWS UNIT # 1                              0                         0                 0.2109375                     0
 18040 BABYAK UNIT # 1                         0.03125                         0                 0.2153125                     0
 18042 MYERS # 2                                     0                         0                   0.21875                     0
 18043 RUEBERGER # 1                                 0                         0                   0.21875                     0
 18044 BYLER # 14                                    0                         0                   0.21875                     0
 18045 POTTER UNIT #1                          0.03125                         0                0.22359375                     0
 18046 COAST # 1                                     0                         0                   0.21875                     0
 18047 BABCOCK # 1                                   0                         0                   0.21875                     0
 18048 BLACK # 2                                     0                         0                   0.21875                     0
 18049 COURT # 1                                     0                         0                   0.21875                     0
 18050 MCCULLOUGH #11                                0                         0                   0.21875                     0
 18051 HISSOM # 1                                    0                         0                   0.21875                     0
 18052 KELLY # 2                                     0                         0                   0.21875                     0
 18057 SINES # 3                                     0                         0                   0.21875                     0
 18058 STEELE # 1                                    0                         0                   0.21875                     0
 18059 TAIT # 3                                      0                         0                   0.21875                     0
 18060 FAIRLAMB UNIT # 1                       0.03125                   0.10156                0.08734375            0.00085343
 18061 HISSOM # 2                             0.015625                  0.105469                  0.109375                     0
 18063 BAUN # 5                                0.03125                   0.05273                   0.10547                     0
 18064 MILLER UNIT #9                          0.03125                   0.10546                   0.10547                     0
 18065 MONG UNIT #1                            0.03125                   0.10547                  0.052735                     0
 18066 STODDARD # 1                            0.03125                   0.05273                   0.10547                     0
 18067 CLARK # 5                                     0                         0                   0.21875                     0
 18068 HARRIS UNIT #3                                0                         0                   0.21875                     0
 18069 MCCULLOUGH #10                          0.03125                   0.21095                         0                     0
 18070 MCDOWELL #14                                  0                         0                   0.21875                     0
 18071 MORLEY # 1                                    0                         0                   0.21875                     0
 18072 NORTH # 2                               0.03125                         0                0.22359375                     0
 18073 VOGAN # 3                                     0                         0                   0.21875                     0
 18074 WINGER # 1                                    0                         0                 0.2109375                     0
 18075 DONLEY # 1                             0.002813                         0                0.21804675                     0
 18075 DONLEY # 1                             0.002813                         0                0.21804675                     0
 18078 SYKES # 1                               0.03125                         0                0.22359375                     0
 18079 KURTZ # 3                               0.03125                  0.105469                0.10546875                     0
 18080 KURTZ # 4                               0.03125                         0                0.22359375                     0
 18081 HOSTETLER # 4                           0.03125                         0                0.22359375                     0
 18082 MCDOWELL #15                            0.03125                         0                0.22359375                     0
 18083 MCGHEE UNIT # 1                         0.03125                         0                0.22359375                     0
 18085 WHYTE #4                                0.03125                         0                0.26578125                     0
 18086 WHYTE UT.#5                                   0                         0                0.29604399                     0
 18087 MCDOWELL #16                                  0                         0                   0.21875                     0
 18088 MCDOWELL #17                                  0                         0                   0.21875                     0
 18090 MINTEER # 1                            0.015625                  0.105469                  0.109375                     0
 18092 OAKES UNIT # 2                         0.015625                  0.105469                  0.109375                     0
 18094 OAKES UNIT # 4                          0.03125                         0                0.22359375                     0
 18096 BEIGHLEY # 1                            0.03125                         0                0.22359375                     0
 18097 BABCOCK # 2                             0.03125                         0                0.22359375                     0
 18098 BURK # 1                                      0                         0                   0.21875                     0
 18099 BYLER # 16                              0.03125                         0                0.22359375                     0
 18100 BYLER # 17                              0.03125                         0                0.22359375                     0
 18101 BYLER # 18                             0.015625                  0.105469                  0.109375                     0
 18102 GEORGE # 1                              0.03125                         0                0.22359375                     0
 18103 KING # 3                               0.015625                  0.105469                  0.109375                     0
 18104 GIBSON # 2                             0.015625                  0.105469                  0.109375                     0
 18105 GIBSON # 3                              0.03125                         0                0.22359375                     0
 18106 WILSON # 5                                    0                         0                   0.21875                     0
 18107 TAIT # 4                                0.03125                         0                0.22359375                     0
 18108 TAIT # 5                                0.03125                         0                0.22359375                     0
 18109 KELLY # 3                               0.03125                         0                0.22359375                     0
 18110 KINGERY # 1                             0.03125                         0                0.22359375                     0
 18111 CLARK # 6                               0.03125                         0                0.22359375                     0
 18112 KEMPF # 1                                     0                         0                   0.21875                     0
 18113 MCKEAN # 1                              0.03125                         0                0.22359375                     0
 18114 PALMER # 2                                    0                         0                   0.21875                     0
 18115 PIEPENHAGEN # 2                               0                         0                   0.21875                     0


                                                                           39

(RESTUBBED TABLE)

 18010 MCDOWELL #10                               0.21442875              0.00210074              0.21710074 ATLAS RESOURCES, INC.
 18012 NORTH # 1                                  0.21442875              0.00210074              0.21710074 ATLAS RESOURCES, INC.
 18013 PHILSON # 4                                0.21442875              0.00210074              0.21710074 ATLAS RESOURCES, INC.
 18014 MCCULLOUGH # 9                             0.21442875              0.00210074              0.21710074 ATLAS RESOURCES, INC.
 18015 BURNETTE # 1                               0.20764435              0.00210074              0.21710074 ATLAS RESOURCES, INC.
 18016 BARBER # 2                                    0.21875                       0                    0.25 ATLAS RESOURCES, INC.
 18017 MANDELL UNIT #2                            0.21442875              0.00210074              0.21710074 ATLAS RESOURCES, INC.
 18019 BAUN # 4                                   0.21442875              0.00210074              0.21710074 ATLAS RESOURCES, INC.
 18021 CALLAHAN # 3                               0.21442875              0.00210074              0.21710074 ATLAS RESOURCES, INC.
 18025 PATTERSON #1                               0.21442875              0.00210074              0.21710074 ATLAS RESOURCES, INC.
 18028 BYLER # 12                                 0.22831046              0.00105037              0.23355037 ATLAS RESOURCES, INC.
 18031 THOMPSON # 5                                  0.18945                       0                  0.1875 ATLAS RESOURCES, INC.
 18032 BARTHOLOMEW # 5                              0.242185                       0                    0.25 ATLAS RESOURCES, INC.
 18033 BARTHOLOMEW # 6                            0.21442875              0.00210074              0.21710074 ATLAS RESOURCES, INC.
 18034 COUSINS UNIT # 3                           0.22100718              0.00105037              0.23355037 ATLAS RESOURCES, INC.
 18035 KURTEK # 1                                    0.21875                       0                    0.25 ATLAS RESOURCES, INC.
 18036 KURTZ # 1                                  0.21442875              0.00210074              0.21710074 ATLAS RESOURCES, INC.
 18037 KURTZ # 2                                     0.21875                       0                    0.25 ATLAS RESOURCES, INC.
 18038 HOSTETLER # 3                                 0.21875                       0                    0.25 ATLAS RESOURCES, INC.
 18039 ANDREWS UNIT # 1                            0.2109375                       0                    0.25 ATLAS RESOURCES, INC.
 18040 BABYAK UNIT # 1                             0.2465625                       0                   0.265 ATLAS RESOURCES, INC.
 18042 MYERS # 2                                     0.21875                       0                    0.25 ATLAS RESOURCES, INC.
 18043 RUEBERGER # 1                                 0.21875                       0                    0.25 ATLAS RESOURCES, INC.
 18044 BYLER # 14                                    0.21875                       0                    0.25 ATLAS RESOURCES, INC.
 18045 POTTER UNIT #1                             0.25484375                       0                   0.265 ATLAS RESOURCES, INC.
 18046 COAST # 1                                     0.21875                       0                    0.25 ATLAS RESOURCES, INC.
 18047 BABCOCK # 1                                   0.21875                       0                    0.25 ATLAS RESOURCES, INC.
 18048 BLACK # 2                                     0.21875                       0                    0.25 ATLAS RESOURCES, INC.
 18049 COURT # 1                                     0.21875                       0                    0.25 ATLAS RESOURCES, INC.
 18050 MCCULLOUGH #11                                0.21875                       0                    0.25 ATLAS RESOURCES, INC.
 18051 HISSOM # 1                                    0.21875                       0                    0.25 ATLAS RESOURCES, INC.
 18052 KELLY # 2                                     0.21875                       0                    0.25 ATLAS RESOURCES, INC.
 18057 SINES # 3                                     0.21875                       0                    0.25 ATLAS RESOURCES, INC.
 18058 STEELE # 1                                    0.21875                       0                    0.25 ATLAS RESOURCES, INC.
 18059 TAIT # 3                                      0.21875                       0                    0.25 ATLAS RESOURCES, INC.
 18060 FAIRLAMB UNIT # 1                          0.22100718              0.00105037              0.23355037 ATLAS RESOURCES, INC.
 18061 HISSOM # 2                                   0.230469                       0                    0.25 ATLAS RESOURCES, INC.
 18063 BAUN # 5                                      0.18945                       0                  0.1875 ATLAS RESOURCES, INC.
 18064 MILLER UNIT #9                                0.24218                       0                    0.25 ATLAS RESOURCES, INC.
 18065 MONG UNIT #1                                 0.189455                       0                  0.1875 ATLAS RESOURCES, INC.
 18066 STODDARD # 1                                  0.18945                       0                  0.1875 ATLAS RESOURCES, INC.
 18067 CLARK # 5                                     0.21875                       0                    0.25 ATLAS RESOURCES, INC.
 18068 HARRIS UNIT #3                                0.21875                       0                    0.25 ATLAS RESOURCES, INC.
 18069 MCCULLOUGH #10                                 0.2422                       0                    0.25 ATLAS RESOURCES, INC.
 18070 MCDOWELL #14                                  0.21875                       0                    0.25 ATLAS RESOURCES, INC.
 18071 MORLEY # 1                                    0.21875                       0                    0.25 ATLAS RESOURCES, INC.
 18072 NORTH # 2                                  0.25484375                       0                   0.265 ATLAS RESOURCES, INC.
 18073 VOGAN # 3                                     0.21875                       0                    0.25 ATLAS RESOURCES, INC.
 18074 WINGER # 1                                  0.2109375                       0                    0.25 ATLAS RESOURCES, INC.
 18075 DONLEY # 1                                 0.22085975                       0                    0.25 ATLAS RESOURCES, INC.
 18075 DONLEY # 1                                 0.22085975                       0                    0.25 ATLAS RESOURCES, INC.
 18078 SYKES # 1                                  0.25484375                       0                   0.265 ATLAS RESOURCES, INC.
 18079 KURTZ # 3                                  0.24218775                       0                    0.25 ATLAS RESOURCES, INC.
 18080 KURTZ # 4                                  0.25484375                       0                   0.265 ATLAS RESOURCES, INC.
 18081 HOSTETLER # 4                              0.25484375                       0                   0.265 ATLAS RESOURCES, INC.
 18082 MCDOWELL #15                               0.25484375                       0                   0.265 ATLAS RESOURCES, INC.
 18083 MCGHEE UNIT # 1                            0.25484375                       0                   0.265 ATLAS RESOURCES, INC.
 18085 WHYTE #4                                   0.29703125                       0                   0.315 ATLAS RESOURCES, INC.
 18086 WHYTE UT.#5                                0.29604399                       0              0.33833599 ATLAS RESOURCES, INC.
 18087 MCDOWELL #16                                  0.21875                       0                    0.25 ATLAS RESOURCES, INC.
 18088 MCDOWELL #17                                  0.21875                       0                    0.25 ATLAS RESOURCES, INC.
 18090 MINTEER # 1                                  0.230469                       0                    0.25 ATLAS RESOURCES, INC.
 18092 OAKES UNIT # 2                               0.230469                       0                    0.25 ATLAS RESOURCES, INC.
 18094 OAKES UNIT # 4                             0.25484375                       0                   0.265 ATLAS RESOURCES, INC.
 18096 BEIGHLEY # 1                               0.25484375                       0                   0.265 ATLAS RESOURCES, INC.
 18097 BABCOCK # 2                                0.25484375                       0                   0.265 ATLAS RESOURCES, INC.
 18098 BURK # 1                                      0.21875                       0                    0.25 ATLAS RESOURCES, INC.
 18099 BYLER # 16                                 0.25484375                       0                   0.265 ATLAS RESOURCES, INC.
 18100 BYLER # 17                                 0.25484375                       0                   0.265 ATLAS RESOURCES, INC.
 18101 BYLER # 18                                   0.230469                       0                    0.25 ATLAS RESOURCES, INC.
 18102 GEORGE # 1                                 0.25484375                       0                   0.265 ATLAS RESOURCES, INC.
 18103 KING # 3                                     0.230469                       0                    0.25 ATLAS RESOURCES, INC.
 18104 GIBSON # 2                                   0.230469                       0                    0.25 ATLAS RESOURCES, INC.
 18105 GIBSON # 3                                 0.25484375                       0                   0.265 ATLAS RESOURCES, INC.
 18106 WILSON # 5                                    0.21875                       0                    0.25 ATLAS RESOURCES, INC.
 18107 TAIT # 4                                   0.25484375                       0                   0.265 ATLAS RESOURCES, INC.
 18108 TAIT # 5                                   0.25484375                       0                   0.265 ATLAS RESOURCES, INC.
 18109 KELLY # 3                                  0.25484375                       0                   0.265 ATLAS RESOURCES, INC.
 18110 KINGERY # 1                                0.25484375                       0                   0.265 ATLAS RESOURCES, INC.
 18111 CLARK # 6                                  0.25484375                       0                   0.265 ATLAS RESOURCES, INC.
 18112 KEMPF # 1                                     0.21875                       0                    0.25 ATLAS RESOURCES, INC.
 18113 MCKEAN # 1                                 0.25484375                       0                   0.265 ATLAS RESOURCES, INC.
 18114 PALMER # 2                                    0.21875                       0                    0.25 ATLAS RESOURCES, INC.
 18115 PIEPENHAGEN # 2                               0.21875                       0                    0.25 ATLAS RESOURCES, INC.

(RESTUBBED TABLE)

 18010 MCDOWELL #10                     ATLAS ENERGY NINETIES - 16                      0.84375               1 PA           MERCER
 18012 NORTH # 1                        ATLAS ENERGY NINETIES - 16                      0.84375               1 PA           MERCER
 18013 PHILSON # 4                      ATLAS ENERGY NINETIES - 16                      0.84375               1 PA           MERCER
 18014 MCCULLOUGH # 9                   ATLAS ENERGY NINETIES - 16                      0.84375               1 PA           MERCER
 18015 BURNETTE # 1                     ATLAS ENERGY NINETIES - 16                       0.8125               1 PA           MERCER
 18016 BARBER # 2                       ATLAS ENERGY NINETIES-PUBLIC 5                    0.875               1 PA           MERCER
 18017 MANDELL UNIT #2                  ATLAS ENERGY NINETIES - 16                      0.84375               1 PA           MERCER
 18019 BAUN # 4                         ATLAS ENERGY NINETIES - 16                      0.84375               1 PA           MERCER
 18021 CALLAHAN # 3                     ATLAS ENERGY NINETIES - 16                      0.84375               1 PA           MERCER
 18025 PATTERSON #1                     ATLAS ENERGY NINETIES - 16                      0.84375               1 PA           MERCER
 18028 BYLER # 12                       ATLAS ENERGY NINETIES - 16                      0.42188             0.5 PA           LAWREN
 18031 THOMPSON # 5                     ATLAS ENERGY PARTNERS LP-1996                   0.42188             0.5 PA           MERCER
 18032 BARTHOLOMEW # 5                  ATLAS ENERGY PARTNERS LP-1996                   0.21094            0.25 PA           MERCER
 18033 BARTHOLOMEW # 6                  ATLAS ENERGY NINETIES - 16                      0.84375               1 PA           MERCER
 18034 COUSINS UNIT # 3                 ATLAS ENERGY NINETIES - 16                      0.40625             0.5 PA           MERCER
 18035 KURTEK # 1                       ATLAS ENERGY NINETIES-PUBLIC 5                    0.875               1 PA           MERCER
 18036 KURTZ # 1                        ATLAS ENERGY NINETIES - 16                      0.84375               1 PA           LAWREN
 18037 KURTZ # 2                        ATLAS ENERGY NINETIES-PUBLIC 5                    0.875               1 PA           LAWREN
 18038 HOSTETLER # 3                    ATLAS ENERGY NINETIES-PUBLIC 5                    0.875               1 PA           LAWREN
 18039 ANDREWS UNIT # 1                 ATLAS ENERGY NINETIES-PUBLIC 5                  0.84375               1 PA           MERCER
 18040 BABYAK UNIT # 1                  ATLAS ENERGY NINETIES - 17                       0.8125               1 PA           MERCER
 18042 MYERS # 2                        ATLAS ENERGY NINETIES-PUBLIC 5                    0.875               1 PA           BUTLER
 18043 RUEBERGER # 1                    ATLAS ENERGY NINETIES-PUBLIC 5                    0.875               1 PA           MERCER
 18044 BYLER # 14                       ATLAS ENERGY NINETIES-PUBLIC 5                    0.875               1 PA           LAWREN
 18045 POTTER UNIT #1                   ATLAS ENERGY NINETIES - 17                      0.84375               1 PA           LAWREN
 18046 COAST # 1                        ATLAS ENERGY NINETIES-PUBLIC 5                    0.875               1 PA           BUTLER
 18047 BABCOCK # 1                      ATLAS ENERGY NINETIES-PUBLIC 5                    0.875               1 PA           MERCER
 18048 BLACK # 2                        ATLAS ENERGY NINETIES-PUBLIC 5                    0.875               1 PA           MERCER
 18049 COURT # 1                        ATLAS ENERGY NINETIES-PUBLIC 5                    0.875               1 PA           MERCER
 18050 MCCULLOUGH #11                   ATLAS ENERGY NINETIES-PUBLIC 5                    0.875               1 PA           MERCER
 18051 HISSOM # 1                       ATLAS ENERGY NINETIES-PUBLIC 5                    0.875               1 PA           MERCER
 18052 KELLY # 2                        ATLAS ENERGY NINETIES-PUBLIC 5                    0.875               1 PA           MERCER
 18057 SINES # 3                        ATLAS ENERGY NINETIES-PUBLIC 5                    0.875               1 PA           MERCER
 18058 STEELE # 1                       ATLAS ENERGY NINETIES-PUBLIC 5                    0.875               1 PA           MERCER
 18059 TAIT # 3                         ATLAS ENERGY NINETIES-PUBLIC 5                    0.875               1 PA           MERCER
 18060 FAIRLAMB UNIT # 1                ATLAS ENERGY NINETIES - 16                      0.40625             0.5 PA           MERCER
 18061 HISSOM # 2                       ATLAS ENERGY NINETIES-PUBLIC 6                   0.4375             0.5 PA           MERCER
 18063 BAUN # 5                         ATLAS ENERGY PARTNERS LP-1996                   0.42188             0.5 PA           MERCER
 18064 MILLER UNIT #9                   ATLAS ENERGY PARTNERS LP-1996                   0.42188             0.5 PA           MERCER
 18065 MONG UNIT #1                     ATLAS ENERGY PARTNERS LP-1996                   0.21094            0.25 PA           MERCER
 18066 STODDARD # 1                     ATLAS ENERGY PARTNERS LP-1996                   0.42188             0.5 PA           MERCER
 18067 CLARK # 5                        ATLAS ENERGY NINETIES-PUBLIC 5                    0.875               1 PA           MERCER
 18068 HARRIS UNIT #3                   ATLAS ENERGY NINETIES-PUBLIC 5                    0.875               1 PA           LAWREN
 18069 MCCULLOUGH #10                                                                         0               0 PA           MERCER
 18070 MCDOWELL #14                     ATLAS ENERGY NINETIES-PUBLIC 5                    0.875               1 PA           MERCER
 18071 MORLEY # 1                       ATLAS ENERGY NINETIES-PUBLIC 5                    0.875               1 PA           MERCER
 18072 NORTH # 2                        ATLAS ENERGY NINETIES - 17                      0.84375               1 PA           MERCER
 18073 VOGAN # 3                        ATLAS ENERGY NINETIES-PUBLIC 5                    0.875               1 PA           MERCER
 18074 WINGER # 1                       ATLAS ENERGY NINETIES-PUBLIC 5                  0.84375               1 PA           MERCER
 18075 DONLEY # 1                       ATLAS ENERGY NINETIES-PUBLIC 5                  0.79625            0.91 PA           MERCER
 18075 DONLEY # 1                       ATLAS ENERGY PARTNERS LP-1996                  0.075937            0.09
 18078 SYKES # 1                        ATLAS ENERGY NINETIES - 17                      0.84375               1 PA           MERCER
 18079 KURTZ # 3                        ATLAS ENERGY PARTNERS LP-1997                  0.421875             0.5 PA           LAWREN
 18080 KURTZ # 4                        ATLAS ENERGY NINETIES - 17                      0.84375               1 PA           LAWREN
 18081 HOSTETLER # 4                    ATLAS ENERGY NINETIES - 17                      0.84375               1 PA           LAWREN
 18082 MCDOWELL #15                     ATLAS ENERGY NINETIES - 17                      0.84375               1 PA           MERCER
 18083 MCGHEE UNIT # 1                  ATLAS ENERGY NINETIES - 17                      0.84375               1 PA           MERCER
 18085 WHYTE #4                         ATLAS ENERGY NINETIES - 19                      0.84375               1 PA           MERCER
 18086 WHYTE UT.#5                      ATLAS AMERICA SERIES 21-A                         0.875               1 PA           MERCER
 18087 MCDOWELL #16                     ATLAS ENERGY NINETIES-PUBLIC 6                    0.875               1 PA           MERCER
 18088 MCDOWELL #17                     ATLAS ENERGY NINETIES-PUBLIC 6                    0.875               1 PA           MERCER
 18090 MINTEER # 1                      ATLAS ENERGY NINETIES-PUBLIC 6                   0.4375             0.5 PA           MERCER
 18092 OAKES UNIT # 2                   ATLAS ENERGY NINETIES-PUBLIC 6                   0.4375             0.5 PA           MERCER
 18094 OAKES UNIT # 4                   ATLAS ENERGY NINETIES - 17                      0.84375               1 PA           MERCER
 18096 BEIGHLEY # 1                     ATLAS ENERGY NINETIES - 17                      0.84375               1 PA           MERCER
 18097 BABCOCK # 2                      ATLAS ENERGY NINETIES - 17                      0.84375               1 PA           MERCER
 18098 BURK # 1                         ATLAS ENERGY NINETIES-PUBLIC 6                    0.875               1 PA           MERCER
 18099 BYLER # 16                       ATLAS ENERGY NINETIES - 17                      0.84375               1 PA           MERCER
 18100 BYLER # 17                       ATLAS ENERGY NINETIES - 17                      0.84375               1 PA           LAWREN
 18101 BYLER # 18                       ATLAS ENERGY NINETIES-PUBLIC 6                   0.4375             0.5 PA           LAWREN
 18102 GEORGE # 1                       ATLAS ENERGY NINETIES - 17                      0.84375               1 PA           MERCER
 18103 KING # 3                         ATLAS ENERGY NINETIES-PUBLIC 6                   0.4375             0.5 PA           MERCER
 18104 GIBSON # 2                       ATLAS ENERGY NINETIES-PUBLIC 6                   0.4375             0.5 PA           LAWREN
 18105 GIBSON # 3                       ATLAS ENERGY NINETIES - 17                      0.84375               1 PA           LAWREN
 18106 WILSON # 5                       ATLAS ENERGY NINETIES-PUBLIC 6                    0.875               1 PA           LAWREN
 18107 TAIT # 4                         ATLAS ENERGY NINETIES - 17                      0.84375               1 PA           MERCER
 18108 TAIT # 5                         ATLAS ENERGY NINETIES - 17                      0.84375               1 PA           MERCER
 18109 KELLY # 3                        ATLAS ENERGY NINETIES - 17                      0.84375               1 PA           MERCER
 18110 KINGERY # 1                      ATLAS ENERGY NINETIES - 17                      0.84375               1 PA           LAWREN
 18111 CLARK # 6                        ATLAS ENERGY NINETIES - 17                      0.84375               1 PA           MERCER
 18112 KEMPF # 1                        ATLAS ENERGY NINETIES-PUBLIC 6                    0.875               1 PA           MERCER
 18113 MCKEAN # 1                       ATLAS ENERGY NINETIES - 17                      0.84375               1 PA           MERCER
 18114 PALMER # 2                       ATLAS ENERGY NINETIES-PUBLIC 6                    0.875               1 PA           MERCER
 18115 PIEPENHAGEN # 2                  ATLAS ENERGY NINETIES-PUBLIC 6                    0.875               1 PA           MERCER

(RESTUBBED TABLE)

 18116 BENTLEY # 1                                     0                       0                   0.21875                         0
 18118 KLEIN # 1                                 0.03125                       0                 0.2153125                         0
 18119 LUCAS # 1                                 0.03125                       0                0.22359375                         0
 18120 MCKELVEY # 1                              0.03125                       0                 0.2153125                         0
 18122 PHILSON # 5                               0.03125                0.105469                0.10546875                         0
 18125 WATSON #3                                 0.03125                       0                 0.2278125                         0
 18126 MONTGOMERY # 4                                  0                  0.4375                0.12882384                0.00158085
 18127 EWIG #1                                   0.03125                       0                0.22359375                         0
 18128 STALLSMITH # 1                                  0                       0                 0.2109375                         0
 18129 VANDERVORT # 1                                  0                       0                   0.21875                         0
 18131 ARBUCKLE # 2                             0.013185                       0                0.10830285                         0
 18133 HALLIDAY # 4                           0.01275635                       0                0.10479336                         0
 18134 MCKEAN UNIT # 2, R.                    0.01275635                       0                0.10479336                         0
 18135 MCKEAN # 3, R.(VISTA)                           0                       0                0.10205075                         0
 18136 TRECKI # 1                             0.01318359                       0                0.10830322                         0
 18137 BYLER # 21                               0.015625                0.105469                  0.109375                         0
 18138 BENTLEY UNIT # 2                                0                       0                   0.21875                         0
 18139 BYLER # 19                               0.015625                0.105469                  0.109375                         0
 18140 BYLER UNIT # 20                          0.015625                0.105469                  0.109375                         0
 18141 MCKEAN # 2                                      0                       0                   0.21875                         0
 18142 MCKEAN # 3                                      0                       0                   0.21875                         0
 18143 DETWEILER # 4                                   0                       0                   0.21875                         0
 18144 FERRIS # 1                                      0                       0                   0.21875                         0
 18146 MALANIAK # 1                                    0                       0                   0.21875                         0
 18147 NORTH # 3                                0.015625                0.105469                  0.109375                         0
 18148 PIEPENHAGEN # 3                          0.015625                0.105469                  0.109375                         0
 18149 STEELE # 2                                0.03125                0.113906                0.10546875                         0
 18150 JORDAN # 4                               0.015625                0.105469                  0.109375                         0
 18151 TAIT # 6                                        0                       0                   0.21875                         0
 18152 WESTERN RESERVE # 1                      0.015625                0.105469                  0.109375                         0
 18153 FERRIS # 2                                0.03125                0.105469                0.11179688                         0
 18154 KURTZ UNIT # 5                            0.03125                0.105469                0.10546875                         0
 18155 KURTZ # 6                                 0.03125                0.113906                0.10546875                         0
 18156 BYLER # 22                                0.03125                       0                0.26578125                 0.0010359
 18157 BYLER # 23                                0.03125                       0                0.26578125                 0.0010359
 18158 BYLER # 24                               0.015625                0.105469                  0.109375                         0
 18159 BYLER # 33                                      0                       0                   0.27125                0.00069431
 18160 BYLER UNIT # 34                           0.03125                       0                0.26578125                 0.0010359
 18161 BYLER # 35                                0.03125                       0                0.26578125                         0
 18162 BYLER # 36                                0.03125                0.113906                0.10546875                         0
 18164 BYLER # 38                                      0                       0                   0.27125                0.00069431
 18165 BYLER # 39                                0.03125                       0                0.26578125                 0.0010359
 18166 BYLER # 40                                      0                       0                   0.27125                0.00069431
 18167 BYLER UNIT # 41                           0.03125                       0                0.26578125                         0
 18168 HOSTETLER # 5                            0.015625                0.105469                  0.109375                         0
 18169 LEHMAN # 1                                      0                       0                   0.21875                         0
 18170 MAST # 1                                  0.03125                       0                0.26578125                 0.0010359
 18171 REED #2                                   0.03125                       0                0.26578125                         0
 18172 REED # 3                                        0                       0                   0.21875                         0
 18173 REED # 4                                  0.03125                       0                0.26578125                 0.0010359
 18174 SHEN VAL BEAGLE # 1                             0                       0                   0.21875                         0
 18175 SHENANGO VALLEY BEAGLE CLUB #2                  0                       0                0.29604399                         0
 18176 TROYER # 1                                0.03125                       0                0.26578125                 0.0010359
 18177 WENGERD # 2A                                    0                       0                   0.21875                         0
 18178 BOROWICZ # 1                              0.03125                       0                0.26578125                 0.0010359
 18179 BYLER # 26                               0.015625                       0                0.21484375                         0
 18179 BYLER # 26                               0.015625                       0                0.21484375                         0
 18181 BYLER # 28                                0.03125                       0                0.26578125                 0.0010359
 18182 BYLER # 29                                      0                       0                   0.21875                         0
 18183 BYLER # 30                                0.03125                0.113906                0.10546875                         0
 18184 BYLER # 31                                      0                       0                   0.21875                         0
 18185 BYLER # 32                                0.03125                       0                0.26578125                 0.0010359
 18186 FERRIS # 3                                0.03125                       0                0.26578125                 0.0010359
 18187 FERRIS # 4                                0.03125                0.113906                0.10546875                         0
 18189 KURTZ # 7                                 0.03125                       0                0.26578125                 0.0010359
 18190 LAPINSKI # 1                              0.03125                0.113906                0.10546875                         0
 18191 LAPINSKI # 2                              0.03125                       0                0.26578125                 0.0010359
 18192 LAPINSKI # 3                                    0                       0                   0.21875                         0
 18193 MARTIN # 1                                      0                       0                   0.27125                0.00069431
 18194 MARTIN # 2                                      0                       0                   0.21875                         0
 18195 SEAMANS # 1                               0.03125                       0                0.26578125                 0.0010359
 18196 SEAMANS # 2                              0.017188                 0.03164                 0.1828125                         0
 18196 SEAMANS # 2                              0.017188                 0.03164                 0.1828125                         0
 18197 SEAMANS # 3                                     0                       0                   0.21875                         0
 18198 WEINGARTNER # 1                           0.03125                       0                0.26578125                 0.0010359
 18199 BRINDLE UNIT # 1                          0.03125                       0                0.26578125                 0.0010359
 18200 BROCKLEHURST # 3                         0.015625                0.105469                  0.109375                         0
 18201 TROPLES # 1                                     0                       0                 0.2109375                         0
 18202 ZRILE #1                                  0.03125                       0                0.26578125                         0
 18203 KENNEDY # 2                                     0                       0                   0.21875                         0
 18204 BYLER # 25                                      0                       0                   0.21875                         0
 18205 ROOT # 2                                        0                       0                   0.21875                         0
 18206 WINDER # 3                                      0                       0                   0.21875                         0
 18207 ELLIS # 1                                 0.03125                       0                0.26578125                 0.0010359


                                                                          40

(RESTUBBED TABLE)

 18116 BENTLEY # 1                                 0.21875                        0                       0.25 ATLAS RESOURCES, INC.
 18118 KLEIN # 1                                 0.2465625                        0                      0.265 ATLAS RESOURCES, INC.
 18119 LUCAS # 1                                0.25484375                        0                      0.265 ATLAS RESOURCES, INC.
 18120 MCKELVEY # 1                              0.2465625                        0                      0.265 ATLAS RESOURCES, INC.
 18122 PHILSON # 5                              0.24218775                        0                       0.25 ATLAS RESOURCES, INC.
 18125 WATSON #3                                 0.2590625                        0                       0.27 ATLAS RESOURCES, INC.
 18126 MONTGOMERY # 4                           0.56790469               0.00180669                 0.64903394 ATLAS RESOURCES, INC.
 18127 EWIG #1                                  0.25484375                        0                      0.265 ATLAS RESOURCES, INC.
 18128 STALLSMITH # 1                            0.2109375                        0                       0.25 ATLAS RESOURCES, INC.
 18129 VANDERVORT # 1                              0.21875                        0                       0.25 ATLAS RESOURCES, INC.
 18131 ARBUCKLE # 2                             0.12148785                        0                      0.265 ATLAS RESOURCES, INC.
 18133 HALLIDAY # 4                             0.11754971                        0                      0.265 ATLAS RESOURCES, INC.
 18134 MCKEAN UNIT # 2, R.                      0.11754971                        0                      0.265 ATLAS RESOURCES, INC.
 18135 MCKEAN # 3, R.(VISTA)                    0.10205075                        0                       0.25 ATLAS RESOURCES, INC.
 18136 TRECKI # 1                               0.12148681                        0                      0.265 ATLAS RESOURCES, INC.
 18137 BYLER # 21                                 0.230469                        0                       0.25 ATLAS RESOURCES, INC.
 18138 BENTLEY UNIT # 2                            0.21875                        0                       0.25 ATLAS RESOURCES, INC.
 18139 BYLER # 19                                 0.230469                        0                       0.25 ATLAS RESOURCES, INC.
 18140 BYLER UNIT # 20                            0.230469                        0                       0.25 ATLAS RESOURCES, INC.
 18141 MCKEAN # 2                                  0.21875                        0                       0.25 ATLAS RESOURCES, INC.
 18142 MCKEAN # 3                                  0.21875                        0                       0.25 ATLAS RESOURCES, INC.
 18143 DETWEILER # 4                               0.21875                        0                       0.25 ATLAS RESOURCES, INC.
 18144 FERRIS # 1                                  0.21875                        0                       0.25 ATLAS RESOURCES, INC.
 18146 MALANIAK # 1                                0.21875                        0                       0.25 ATLAS RESOURCES, INC.
 18147 NORTH # 3                                  0.230469                        0                       0.25 ATLAS RESOURCES, INC.
 18148 PIEPENHAGEN # 3                            0.230469                        0                       0.25 ATLAS RESOURCES, INC.
 18149 STEELE # 2                               0.25062475                        0                       0.26 ATLAS RESOURCES, INC.
 18150 JORDAN # 4                                 0.230469                        0                       0.25 ATLAS RESOURCES, INC.
 18151 TAIT # 6                                    0.21875                        0                       0.25 ATLAS RESOURCES, INC.
 18152 WESTERN RESERVE # 1                        0.230469                        0                       0.25 ATLAS RESOURCES, INC.
 18153 FERRIS # 2                               0.24851588                        0                     0.2575 ATLAS RESOURCES, INC.
 18154 KURTZ UNIT # 5                           0.24218775                        0                       0.25 ATLAS RESOURCES, INC.
 18155 KURTZ # 6                                0.25062475                        0                       0.26 ATLAS RESOURCES, INC.
 18156 BYLER # 22                               0.29806715               0.00122773                 0.31622773 ATLAS RESOURCES, INC.
 18157 BYLER # 23                               0.29806715               0.00122773                 0.31622773 ATLAS RESOURCES, INC.
 18158 BYLER # 24                                 0.230469                        0                       0.25 ATLAS RESOURCES, INC.
 18159 BYLER # 33                               0.27194431                0.0007935                  0.3107935 ATLAS RESOURCES, INC.
 18160 BYLER UNIT # 34                          0.29806715               0.00122773                 0.31622773 ATLAS RESOURCES, INC.
 18161 BYLER # 35                               0.29703125                        0                      0.315 ATLAS RESOURCES, INC.
 18162 BYLER # 36                               0.25062475                        0                       0.26 ATLAS RESOURCES, INC.
 18164 BYLER # 38                               0.27194431                0.0007935                  0.3107935 ATLAS RESOURCES, INC.
 18165 BYLER # 39                               0.29806715               0.00122773                 0.31622773 ATLAS RESOURCES, INC.
 18166 BYLER # 40                               0.27194431                0.0007935                  0.3107935 ATLAS RESOURCES, INC.
 18167 BYLER UNIT # 41                          0.29703125                        0                      0.315 ATLAS RESOURCES, INC.
 18168 HOSTETLER # 5                              0.230469                        0                       0.25 ATLAS RESOURCES, INC.
 18169 LEHMAN # 1                                  0.21875                        0                       0.25 ATLAS RESOURCES, INC.
 18170 MAST # 1                                 0.29806715               0.00122773                 0.31622773 ATLAS RESOURCES, INC.
 18171 REED #2                                  0.29703125                        0                      0.315 ATLAS RESOURCES, INC.
 18172 REED # 3                                    0.21875                        0                       0.25 ATLAS RESOURCES, INC.
 18173 REED # 4                                 0.29806715               0.00122773                 0.31622773 ATLAS RESOURCES, INC.
 18174 SHEN VAL BEAGLE # 1                         0.21875                        0                       0.25 ATLAS RESOURCES, INC.
 18175 SHENANGO VALLEY BEAGLE CLUB #2           0.29604399                        0                 0.33833599 ATLAS RESOURCES, INC.
 18176 TROYER # 1                               0.29806715               0.00122773                 0.31622773 ATLAS RESOURCES, INC.
 18177 WENGERD # 2A                                0.21875                        0                       0.25 ATLAS RESOURCES, INC.
 18178 BOROWICZ # 1                             0.29806715               0.00122773                 0.31622773 ATLAS RESOURCES, INC.
 18179 BYLER # 26                               0.23046875                        0                       0.25 ATLAS RESOURCES, INC.
 18179 BYLER # 26                               0.23046875                        0                       0.25 ATLAS RESOURCES, INC.
 18181 BYLER # 28                               0.29806715               0.00122773                 0.31622773 ATLAS RESOURCES, INC.
 18182 BYLER # 29                                  0.21875                        0                       0.25 ATLAS RESOURCES, INC.
 18183 BYLER # 30                               0.25062475                        0                       0.26 ATLAS RESOURCES, INC.
 18184 BYLER # 31                                  0.21875                        0                       0.25 ATLAS RESOURCES, INC.
 18185 BYLER # 32                               0.29806715               0.00122773                 0.31622773 ATLAS RESOURCES, INC.
 18186 FERRIS # 3                               0.29806715               0.00122773                 0.31622773 ATLAS RESOURCES, INC.
 18187 FERRIS # 4                               0.25062475                        0                       0.26 ATLAS RESOURCES, INC.
 18189 KURTZ # 7                                0.29806715               0.00122773                 0.31622773 ATLAS RESOURCES, INC.
 18190 LAPINSKI # 1                             0.25062475                        0                       0.26 ATLAS RESOURCES, INC.
 18191 LAPINSKI # 2                             0.29806715               0.00122773                 0.31622773 ATLAS RESOURCES, INC.
 18192 LAPINSKI # 3                                0.21875                        0                       0.25 ATLAS RESOURCES, INC.
 18193 MARTIN # 1                               0.27194431                0.0007935                  0.3107935 ATLAS RESOURCES, INC.
 18194 MARTIN # 2                                  0.21875                        0                       0.25 ATLAS RESOURCES, INC.
 18195 SEAMANS # 1                              0.29806715               0.00122773                 0.31622773 ATLAS RESOURCES, INC.
 18196 SEAMANS # 2                               0.2316405                        0                       0.25 ATLAS RESOURCES, INC.
 18196 SEAMANS # 2                               0.2316405                        0                       0.25 ATLAS RESOURCES, INC.
 18197 SEAMANS # 3                                 0.21875                        0                       0.25 ATLAS RESOURCES, INC.
 18198 WEINGARTNER # 1                          0.29806715               0.00122773                 0.31622773 ATLAS RESOURCES, INC.
 18199 BRINDLE UNIT # 1                         0.29806715               0.00122773                 0.31622773 ATLAS RESOURCES, INC.
 18200 BROCKLEHURST # 3                           0.230469                        0                       0.25 ATLAS RESOURCES, INC.
 18201 TROPLES # 1                               0.2109375                        0                       0.25 ATLAS RESOURCES, INC.
 18202 ZRILE #1                                 0.29703125                        0                      0.315 ATLAS RESOURCES, INC.
 18203 KENNEDY # 2                                 0.21875                        0                       0.25 ATLAS RESOURCES, INC.
 18204 BYLER # 25                                  0.21875                        0                       0.25 ATLAS RESOURCES, INC.
 18205 ROOT # 2                                    0.21875                        0                       0.25 ATLAS RESOURCES, INC.
 18206 WINDER # 3                                  0.21875                        0                       0.25 ATLAS RESOURCES, INC.
 18207 ELLIS # 1                                0.29806715               0.00122773                 0.31622773 ATLAS RESOURCES, INC.

(RESTUBBED TABLE)

 18116 BENTLEY # 1                       ATLAS ENERGY NINETIES-PUBLIC 6                   0.875              1 PA           MERCER
 18118 KLEIN # 1                         ATLAS ENERGY NINETIES - 17                      0.8125              1 PA           MERCER
 18119 LUCAS # 1                         ATLAS ENERGY NINETIES - 17                     0.84375              1 PA           MERCER
 18120 MCKELVEY # 1                      ATLAS ENERGY NINETIES - 17                      0.8125              1 PA           MERCER
 18122 PHILSON # 5                       ATLAS ENERGY PARTNERS LP-1997                 0.421875            0.5 PA           MERCER
 18125 WATSON #3                         ATLAS AMERICA SERIES 20 LTD                    0.84375              1 PA           MERCER
 18126 MONTGOMERY # 4                    EXPLORATION 1997                                0.4375            0.5 PA           MERCER
 18127 EWIG #1                           ATLAS ENERGY NINETIES - 17                     0.84375              1 PA           MERCER
 18128 STALLSMITH # 1                    ATLAS ENERGY NINETIES-PUBLIC 6                 0.84375              1 PA           MERCER
 18129 VANDERVORT # 1                    ATLAS ENERGY NINETIES-PUBLIC 6                   0.875              1 PA           MERCER
 18131 ARBUCKLE # 2                      ATLAS ENERGY NINETIES - 17                     0.40869              1 PA           MERCER
 18133 HALLIDAY # 4                      ATLAS ENERGY NINETIES - 17                  0.39544665              1 PA           MERCER
 18134 MCKEAN UNIT # 2, R.               ATLAS ENERGY NINETIES - 17                  0.39544665              1 PA           MERCER
 18135 MCKEAN # 3, R.(VISTA)             ATLAS ENERGY NINETIES-PUBLIC 6                0.408203              1 PA           MERCER
 18136 TRECKI # 1                        ATLAS ENERGY NINETIES - 17                  0.40869141              1 PA           MERCER
 18137 BYLER # 21                        ATLAS ENERGY NINETIES-PUBLIC 6                  0.4375            0.5 PA           MERCER
 18138 BENTLEY UNIT # 2                  ATLAS ENERGY NINETIES-PUBLIC 6                   0.875              1 PA           MERCER
 18139 BYLER # 19                        ATLAS ENERGY NINETIES-PUBLIC 6                  0.4375            0.5 PA           LAWREN
 18140 BYLER UNIT # 20                   ATLAS ENERGY NINETIES-PUBLIC 6                  0.4375            0.5 PA           LAWREN
 18141 MCKEAN # 2                        ATLAS ENERGY NINETIES-PUBLIC 6                   0.875              1 PA           MERCER
 18142 MCKEAN # 3                        ATLAS ENERGY NINETIES-PUBLIC 6                   0.875              1 PA           MERCER
 18143 DETWEILER # 4                     ATLAS ENERGY NINETIES-PUBLIC 6                   0.875              1 PA           LAWREN
 18144 FERRIS # 1                        ATLAS ENERGY NINETIES-PUBLIC 6                   0.875              1 PA           MERCER
 18146 MALANIAK # 1                      ATLAS ENERGY NINETIES-PUBLIC 6                   0.875              1 PA           LAWREN
 18147 NORTH # 3                         ATLAS ENERGY NINETIES-PUBLIC 6                  0.4375            0.5 PA           MERCER
 18148 PIEPENHAGEN # 3                   ATLAS ENERGY NINETIES-PUBLIC 6                  0.4375            0.5 PA           MERCER
 18149 STEELE # 2                        ATLAS ENERGY PARTNERS LP-1998                 0.421875            0.5 PA           MERCER
 18150 JORDAN # 4                        ATLAS ENERGY NINETIES-PUBLIC 6                  0.4375            0.5 PA           MERCER
 18151 TAIT # 6                          ATLAS ENERGY NINETIES-PUBLIC 6                   0.875              1 PA           MERCER
 18152 WESTERN RESERVE # 1               ATLAS ENERGY NINETIES-PUBLIC 6                  0.4375            0.5 PA           MERCER
 18153 FERRIS # 2                        ATLAS ENERGY NINETIES - 17                    0.421875            0.5 PA           MERCER
 18154 KURTZ UNIT # 5                    ATLAS ENERGY PARTNERS LP-1997                 0.421875            0.5 PA           MERCER
 18155 KURTZ # 6                         ATLAS ENERGY PARTNERS LP-1998                 0.421875            0.5 PA           LAWREN
 18156 BYLER # 22                        ATLAS ENERGY NINETIES - 18                     0.84375              1 PA           LAWREN
 18157 BYLER # 23                        ATLAS ENERGY NINETIES - 18                     0.84375              1 PA           LAWREN
 18158 BYLER # 24                        ATLAS ENERGY NINETIES-PUBLIC 6                  0.4375            0.5 PA           LAWREN
 18159 BYLER # 33                        ATLAS ENERGY - PUBLIC #7                         0.875              1 PA           LAWREN
 18160 BYLER UNIT # 34                   ATLAS ENERGY NINETIES - 18                     0.84375              1 PA           LAWREN
 18161 BYLER # 35                        ATLAS ENERGY NINETIES - 19                     0.84375              1 PA           LAWREN
 18162 BYLER # 36                        ATLAS ENERGY PARTNERS LP-1998                 0.421875            0.5 PA           LAWREN
 18164 BYLER # 38                        ATLAS ENERGY - PUBLIC #7                         0.875              1 PA           LAWREN
 18165 BYLER # 39                        ATLAS ENERGY NINETIES - 18                     0.84375              1 PA           LAWREN
 18166 BYLER # 40                        ATLAS ENERGY - PUBLIC #7                         0.875              1 PA           LAWREN
 18167 BYLER UNIT # 41                   ATLAS ENERGY NINETIES - 19                     0.84375              1 PA           LAWREN
 18168 HOSTETLER # 5                     ATLAS ENERGY NINETIES-PUBLIC 6                  0.4375            0.5 PA           LAWREN
 18169 LEHMAN # 1                        ATLAS ENERGY NINETIES-PUBLIC 6                   0.875              1 PA           LAWREN
 18170 MAST # 1                          ATLAS ENERGY NINETIES - 18                     0.84375              1 PA           LAWREN
 18171 REED #2                           ATLAS ENERGY NINETIES - 19                     0.84375              1 PA           LAWREN
 18172 REED # 3                          ATLAS ENERGY NINETIES-PUBLIC 6                   0.875              1 PA           LAWREN
 18173 REED # 4                          ATLAS ENERGY NINETIES - 18                     0.84375              1 PA           LAWREN
 18174 SHEN VAL BEAGLE # 1               ATLAS ENERGY NINETIES-PUBLIC 6                   0.875              1 PA           LAWREN
 18175 SHENANGO VALLEY BEAGLE CLUB #2    ATLAS AMERICA SERIES 21-A                        0.875              1 PA           LAWREN
 18176 TROYER # 1                        ATLAS ENERGY NINETIES - 18                     0.84375              1 PA           LAWREN
 18177 WENGERD # 2A                      ATLAS ENERGY NINETIES-PUBLIC 6                   0.875              1 PA           LAWREN
 18178 BOROWICZ # 1                      ATLAS ENERGY NINETIES - 18                     0.84375              1 PA           MERCER
 18179 BYLER # 26                        ATLAS ENERGY PARTNERS LP-1997                 0.421875            0.5 PA           MERCER
 18179 BYLER # 26                        ATLAS ENERGY NINETIES-PUBLIC 6                  0.4375            0.5
 18181 BYLER # 28                        ATLAS ENERGY NINETIES - 18                     0.84375              1 PA           MERCER
 18182 BYLER # 29                        ATLAS ENERGY NINETIES-PUBLIC 6                   0.875              1 PA           MERCER
 18183 BYLER # 30                        ATLAS ENERGY PARTNERS LP-1998                 0.421875            0.5 PA           MERCER
 18184 BYLER # 31                        ATLAS ENERGY NINETIES-PUBLIC 6                   0.875              1 PA           MERCER
 18185 BYLER # 32                        ATLAS ENERGY NINETIES - 18                     0.84375              1 PA           MERCER
 18186 FERRIS # 3                        ATLAS ENERGY NINETIES - 18                     0.84375              1 PA           MERCER
 18187 FERRIS # 4                        ATLAS ENERGY PARTNERS LP-1998                 0.421875            0.5 PA           MERCER
 18189 KURTZ # 7                         ATLAS ENERGY NINETIES - 18                     0.84375              1 PA           MERCER
 18190 LAPINSKI # 1                      ATLAS ENERGY PARTNERS LP-1998                 0.421875            0.5 PA           MERCER
 18191 LAPINSKI # 2                      ATLAS ENERGY NINETIES - 18                     0.84375              1 PA           MERCER
 18192 LAPINSKI # 3                      ATLAS ENERGY NINETIES-PUBLIC 6                   0.875              1 PA           MERCER
 18193 MARTIN # 1                        ATLAS ENERGY - PUBLIC #7                         0.875              1 PA           MERCER
 18194 MARTIN # 2                        ATLAS ENERGY NINETIES-PUBLIC 6                   0.875              1 PA           MERCER
 18195 SEAMANS # 1                       ATLAS ENERGY NINETIES - 18                     0.84375              1 PA           MERCER
 18196 SEAMANS # 2                       ATLAS ENERGY PARTNERS LP-1997                   0.3375            0.4 PA           MERCER
 18196 SEAMANS # 2                       ATLAS ENERGY NINETIES-PUBLIC 6                 0.39375           0.45
 18197 SEAMANS # 3                       ATLAS ENERGY NINETIES-PUBLIC 6                   0.875              1 PA           MERCER
 18198 WEINGARTNER # 1                   ATLAS ENERGY NINETIES - 18                     0.84375              1 PA           MERCER
 18199 BRINDLE UNIT # 1                  ATLAS ENERGY NINETIES - 18                     0.84375              1 PA           MERCER
 18200 BROCKLEHURST # 3                  ATLAS ENERGY NINETIES-PUBLIC 6                  0.4375            0.5 PA           MERCER
 18201 TROPLES # 1                       ATLAS ENERGY NINETIES-PUBLIC 6                 0.84375              1 PA           MERCER
 18202 ZRILE #1                          ATLAS ENERGY NINETIES - 19                     0.84375              1 PA           MERCER
 18203 KENNEDY # 2                       ATLAS ENERGY NINETIES-PUBLIC 6                   0.875              1 PA           MERCER
 18204 BYLER # 25                        ATLAS ENERGY NINETIES-PUBLIC 6                   0.875              1 PA           MERCER
 18205 ROOT # 2                          ATLAS ENERGY NINETIES-PUBLIC 6                   0.875              1 PA           MERCER
 18206 WINDER # 3                        ATLAS ENERGY NINETIES-PUBLIC 6                   0.875              1 PA           MERCER
 18207 ELLIS # 1                         ATLAS ENERGY NINETIES - 18                     0.84375              1 PA           MERCER

 18209 MCKEAN # 1-122, R.                             0                         0                0.10546875                       0
 18210 JENKINS # 2                                    0                         0                   0.21875                       0
 18211 LANG # 1                                       0                         0                 0.2109375                       0
 18213 SHARON AUTO WRECKING #1                  0.03125                         0                0.26578125               0.0010359
 18214 WEISE # 1                                      0                         0                   0.27125              0.00069431
 18215 BYERS # 2                               0.015625                  0.105469                  0.109375                       0
 18216 AURANDT # 1                              0.03125                         0                0.26578125               0.0010359
 18217 BADGER # 1                               0.03125                         0                0.26578125               0.0010359
 18218 BOOK #1                                        0                         0                   0.27125              0.00069431
 18219 WENGERD UNIT # 4                         0.03125                         0                0.26578125               0.0010359
 18220 HOSTETLER # 6                            0.03125                         0                0.26578125               0.0010359
 18221 YODER # 2                                0.03125                         0                0.26578125               0.0010359
 18222 YODER # 3                                0.03125                  0.113906                0.10546875                       0
 18223 BYLER # 46                               0.03125                         0                0.26578125               0.0010359
 18224 BYLER # 51                                     0                         0                   0.27125              0.00069431
 18225 BYLER # 52                               0.03125                         0                0.26578125               0.0010359
 18226 GEORGE # 2A                              0.03125                         0                0.26578125               0.0010359
 18228 BYERS #3                                 0.03125                         0                0.26578125                       0
 18229 BYLER # 42                               0.03125                         0                0.26578125               0.0010359
 18230 BYLER # 47                               0.03125                         0                0.26578125                       0
 18231 BYLER # 49                               0.03125                         0                0.26578125               0.0010359
 18232 BYLER UNIT # 50                          0.03125                         0                0.26578125               0.0010359
 18233 HUGHES # 2                               0.03125                         0                0.26578125               0.0010359
 18234 LAUBSCHER #1                             0.03125                         0                0.26578125               0.0010359
 18235 MCFARLAND # 3                            0.03125                         0                0.26578125               0.0010359
 18236 MCFARLAND # 4                            0.03125                         0                0.26578125               0.0010359
 18237 MCFARLAND # 7                            0.03125                  0.113906                0.10546875                       0
 18238 MCFARLAND # 8                            0.03125                         0                0.26578125               0.0010359
 18239 RILEY # 1                                0.03125                  0.113906                0.10546875                       0
 18240 ROOT # 3                                 0.03125                         0                0.26578125               0.0010359
 18241 SANTELLI #1                              0.03125                         0                0.26578125                       0
 18242 SEREDAY #2                               0.03125                         0                0.26578125                       0
 18243 SLATER UNIT # 1                          0.03125                         0                0.26578125               0.0010359
 18244 STALLSMITH # 2                           0.03125                         0                 0.2559375              0.00099753
 18245 STALLSMITH # 3                                 0                         0                 0.2615625              0.00066952
 18246 SWANEY UNIT # 1                                0                         0                   0.27125              0.00069431
 18247 SWANEY # 2                               0.03125                         0                0.26578125               0.0010359
 18248 TEH # 1                                  0.03125                         0                0.26578125               0.0010359
 18249 THOMPSON # 9                             0.03125                         0                0.26578125               0.0010359
 18250 WAREHAM # 1                              0.03125                         0                0.26578125               0.0010359
 18252 YODER # 1                                0.03125                         0                0.26578125               0.0010359
 18253 MCKEAN # 4                               0.03125                         0                0.26578125               0.0010359
 18254 SHANNON # 4                                    0                         0                   0.27125              0.00069431
 18255 BYLER # 54                               0.03125                  0.113906                0.10546875                       0
 18256 FOREMAN # 1                                    0                         0                   0.27125              0.00069431
 18257 BYLER # 57                               0.03125                         0                0.26578125               0.0010359
 18258 MCQUEEN # 1                              0.03125                         0                0.26578125               0.0010359
 18259 NEGREA #1                                0.03125                         0                 0.2278125                       0
 18260 MIKOLZ #1                                0.03125                         0                0.26578125               0.0010359
 18261 DONNER # 1                               0.03125                         0                0.26578125               0.0010359
 18262 FOX UNIT #3                              0.03125                         0                0.26578125               0.0010359
 18263 MARSHALL # 3                             0.03125                         0                0.26578125               0.0010359
 18264 MAST # 2                                 0.03125                         0                0.26578125               0.0010359
 18265 PAGLIA # 1                               0.03125                         0                0.26578125               0.0010359
 18266 MAST UNIT #4                             0.03125                         0                0.26578125               0.0010359
 18267 BYLER # 55                              0.015625                         0                0.24109375              0.00034716
 18267 BYLER # 55                              0.015625                         0                0.24109375              0.00034716
 18268 WORLEY #1                                      0                     0.875                         0                       0
 18269 PAGLIA # 2                                     0                         0                   0.27125              0.00069431
 18270 SWANEY # 3                                     0                         0                   0.27125              0.00069431
 18271 KEMM UNIT # 1, E.                              0                         0                0.13078125              0.00033476
 18272 BUCHOWSKI # 1                                  0                         0                   0.27125              0.00069431
 18273 BYLER # 43                                     0                         0                   0.27125              0.00069431
 18274 GIBSON # 5                              0.015625                         0                0.24109375              0.00034716
 18274 GIBSON # 5                              0.015625                         0                0.24109375              0.00034716
 18275 KEMPF # 2                                      0                         0                   0.27125              0.00069431
 18276 KEMPF # 3                               0.015625                         0                0.24109375              0.00034716
 18276 KEMPF # 3                               0.015625                         0                0.24109375              0.00034716
 18277 HOSTETLER UNIT # 9                             0                         0                   0.27125              0.00069431
 18278 HOSTETLER UNIT #10                      0.015625                         0                0.24109375              0.00034716
 18278 HOSTETLER UNIT #10                      0.015625                         0                0.24109375              0.00034716
 18279 MCFARLAND # 5                                  0                         0                   0.27125              0.00069431
 18280 MCFARLAND UNIT #6                              0                         0                    0.2975              0.00109169
 18282 BYLER # 56                                     0                         0                   0.27125              0.00069431
 18284 MCFARLAND # 9                                  0                         0                   0.27125              0.00069431
 18285 BYLER # 58                                     0                         0                   0.27125              0.00069431
 18286 HOSTETLER # 7                                  0                         0                   0.27125              0.00069431
 18287 LAPINSKI #4                                    0                         0                   0.27125              0.00069431
 18288 THOMPSON #8                              0.03125                         0                0.26578125                       0
 18289 THOMPSON # 7                                   0                         0                   0.27125              0.00069431
 18290 LIVING WORD #1A                          0.03125                         0                0.26578125                       0
 18291 CAMPBELL # 6                                   0                         0                   0.27125              0.00069431
 18292 MARANUK # 1                                    0                         0                   0.27125              0.00069431
 18293 NORTH UNIT # 4                                 0                         0                   0.27125              0.00069431


                                                                            41

(RESTUBBED TABLE)

 18209 MCKEAN # 1-122, R.                       0.10546875                       0                       0.25 ATLAS RESOURCES, INC.
 18210 JENKINS # 2                                 0.21875                       0                       0.25 ATLAS RESOURCES, INC.
 18211 LANG # 1                                  0.2109375                       0                       0.25 ATLAS RESOURCES, INC.
 18213 SHARON AUTO WRECKING #1                  0.29806715              0.00122773                 0.31622773 ATLAS RESOURCES, INC.
 18214 WEISE # 1                                0.27194431               0.0007935                  0.3107935 ATLAS RESOURCES, INC.
 18215 BYERS # 2                                  0.230469                       0                       0.25 ATLAS RESOURCES, INC.
 18216 AURANDT # 1                              0.29806715              0.00122773                 0.31622773 ATLAS RESOURCES, INC.
 18217 BADGER # 1                               0.29806715              0.00122773                 0.31622773 ATLAS RESOURCES, INC.
 18218 BOOK #1                                  0.27194431               0.0007935                  0.3107935 ATLAS RESOURCES, INC.
 18219 WENGERD UNIT # 4                         0.29806715              0.00122773                 0.31622773 ATLAS RESOURCES, INC.
 18220 HOSTETLER # 6                            0.29806715              0.00122773                 0.31622773 ATLAS RESOURCES, INC.
 18221 YODER # 2                                0.29806715              0.00122773                 0.31622773 ATLAS RESOURCES, INC.
 18222 YODER # 3                                0.25062475                       0                       0.26 ATLAS RESOURCES, INC.
 18223 BYLER # 46                               0.29806715              0.00122773                 0.31622773 ATLAS RESOURCES, INC.
 18224 BYLER # 51                               0.27194431               0.0007935                  0.3107935 ATLAS RESOURCES, INC.
 18225 BYLER # 52                               0.29806715              0.00122773                 0.31622773 ATLAS RESOURCES, INC.
 18226 GEORGE # 2A                              0.29806715              0.00122773                 0.31622773 ATLAS RESOURCES, INC.
 18228 BYERS #3                                 0.29703125                       0                      0.315 ATLAS RESOURCES, INC.
 18229 BYLER # 42                               0.29806715              0.00122773                 0.31622773 ATLAS RESOURCES, INC.
 18230 BYLER # 47                               0.29703125                       0                      0.315 ATLAS RESOURCES, INC.
 18231 BYLER # 49                               0.29806715              0.00122773                 0.31622773 ATLAS RESOURCES, INC.
 18232 BYLER UNIT # 50                          0.29806715              0.00122773                 0.31622773 ATLAS RESOURCES, INC.
 18233 HUGHES # 2                               0.29806715              0.00122773                 0.31622773 ATLAS RESOURCES, INC.
 18234 LAUBSCHER #1                             0.29806715              0.00122773                 0.31622773 ATLAS RESOURCES, INC.
 18235 MCFARLAND # 3                            0.29806715              0.00122773                 0.31622773 ATLAS RESOURCES, INC.
 18236 MCFARLAND # 4                            0.29806715              0.00122773                 0.31622773 ATLAS RESOURCES, INC.
 18237 MCFARLAND # 7                            0.25062475                       0                       0.26 ATLAS RESOURCES, INC.
 18238 MCFARLAND # 8                            0.29806715              0.00122773                 0.31622773 ATLAS RESOURCES, INC.
 18239 RILEY # 1                                0.25062475                       0                       0.26 ATLAS RESOURCES, INC.
 18240 ROOT # 3                                 0.29806715              0.00122773                 0.31622773 ATLAS RESOURCES, INC.
 18241 SANTELLI #1                              0.29703125                       0                      0.315 ATLAS RESOURCES, INC.
 18242 SEREDAY #2                               0.29703125                       0                      0.315 ATLAS RESOURCES, INC.
 18243 SLATER UNIT # 1                          0.29806715              0.00122773                 0.31622773 ATLAS RESOURCES, INC.
 18244 STALLSMITH # 2                           0.28818503              0.00122773                 0.31622773 ATLAS RESOURCES, INC.
 18245 STALLSMITH # 3                           0.26223202               0.0007935                  0.3107935 ATLAS RESOURCES, INC.
 18246 SWANEY UNIT # 1                          0.27194431               0.0007935                  0.3107935 ATLAS RESOURCES, INC.
 18247 SWANEY # 2                               0.29806715              0.00122773                 0.31622773 ATLAS RESOURCES, INC.
 18248 TEH # 1                                  0.29806715              0.00122773                 0.31622773 ATLAS RESOURCES, INC.
 18249 THOMPSON # 9                             0.29806715              0.00122773                 0.31622773 ATLAS RESOURCES, INC.
 18250 WAREHAM # 1                              0.29806715              0.00122773                 0.31622773 ATLAS RESOURCES, INC.
 18252 YODER # 1                                0.29806715              0.00122773                 0.31622773 ATLAS RESOURCES, INC.
 18253 MCKEAN # 4                               0.29806715              0.00122773                 0.31622773 ATLAS RESOURCES, INC.
 18254 SHANNON # 4                              0.27194431               0.0007935                  0.3107935 ATLAS RESOURCES, INC.
 18255 BYLER # 54                               0.25062475                       0                       0.26 ATLAS RESOURCES, INC.
 18256 FOREMAN # 1                              0.27194431               0.0007935                  0.3107935 ATLAS RESOURCES, INC.
 18257 BYLER # 57                               0.29806715              0.00122773                 0.31622773 ATLAS RESOURCES, INC.
 18258 MCQUEEN # 1                              0.29806715              0.00122773                 0.31622773 ATLAS RESOURCES, INC.
 18259 NEGREA #1                                 0.2590625                       0                       0.27 ATLAS RESOURCES, INC.
 18260 MIKOLZ #1                                0.29806715              0.00122773                 0.31622773 ATLAS RESOURCES, INC.
 18261 DONNER # 1                               0.29806715              0.00122773                 0.31622773 ATLAS RESOURCES, INC.
 18262 FOX UNIT #3                              0.29806715              0.00122773                 0.31622773 ATLAS RESOURCES, INC.
 18263 MARSHALL # 3                             0.29806715              0.00122773                 0.31622773 ATLAS RESOURCES, INC.
 18264 MAST # 2                                 0.29806715              0.00122773                 0.31622773 ATLAS RESOURCES, INC.
 18265 PAGLIA # 1                               0.29806715              0.00122773                 0.31622773 ATLAS RESOURCES, INC.
 18266 MAST UNIT #4                             0.29806715              0.00122773                 0.31622773 ATLAS RESOURCES, INC.
 18267 BYLER # 55                               0.25706591              0.00039675                 0.28039675 ATLAS RESOURCES, INC.
 18267 BYLER # 55                               0.25706591              0.00039675                 0.28039675 ATLAS RESOURCES, INC.
 18268 WORLEY #1                                     0.875                       0                          1 ATLAS RESOURCES, INC.
 18269 PAGLIA # 2                               0.27194431               0.0007935                  0.3107935 ATLAS RESOURCES, INC.
 18270 SWANEY # 3                               0.27194431               0.0007935                  0.3107935 ATLAS RESOURCES, INC.
 18271 KEMM UNIT # 1, E.                        0.13111601               0.0007935                  0.3107935 ATLAS RESOURCES, INC.
 18272 BUCHOWSKI # 1                            0.27194431               0.0007935                  0.3107935 ATLAS RESOURCES, INC.
 18273 BYLER # 43                               0.27194431               0.0007935                  0.3107935 ATLAS RESOURCES, INC.
 18274 GIBSON # 5                               0.25706591              0.00039675                 0.28039675 ATLAS RESOURCES, INC.
 18274 GIBSON # 5                               0.25706591              0.00039675                 0.28039675 ATLAS RESOURCES, INC.
 18275 KEMPF # 2                                0.27194431               0.0007935                  0.3107935 ATLAS RESOURCES, INC.
 18276 KEMPF # 3                                0.25706591              0.00039675                 0.28039675 ATLAS RESOURCES, INC.
 18276 KEMPF # 3                                0.25706591              0.00039675                 0.28039675 ATLAS RESOURCES, INC.
 18277 HOSTETLER UNIT # 9                       0.27194431               0.0007935                  0.3107935 ATLAS RESOURCES, INC.
 18278 HOSTETLER UNIT #10                       0.25706591              0.00039675                 0.28039675 ATLAS RESOURCES, INC.
 18278 HOSTETLER UNIT #10                       0.25706591              0.00039675                 0.28039675 ATLAS RESOURCES, INC.
 18279 MCFARLAND # 5                            0.27194431               0.0007935                  0.3107935 ATLAS RESOURCES, INC.
 18280 MCFARLAND UNIT #6                        0.29859169              0.00124764                 0.34124764 ATLAS RESOURCES, INC.
 18282 BYLER # 56                               0.27194431               0.0007935                  0.3107935 ATLAS RESOURCES, INC.
 18284 MCFARLAND # 9                            0.27194431               0.0007935                  0.3107935 ATLAS RESOURCES, INC.
 18285 BYLER # 58                               0.27194431               0.0007935                  0.3107935 ATLAS RESOURCES, INC.
 18286 HOSTETLER # 7                            0.27194431               0.0007935                  0.3107935 ATLAS RESOURCES, INC.
 18287 LAPINSKI #4                              0.27194431               0.0007935                  0.3107935 ATLAS RESOURCES, INC.
 18288 THOMPSON #8                              0.29703125                       0                      0.315 ATLAS RESOURCES, INC.
 18289 THOMPSON # 7                             0.27194431               0.0007935                  0.3107935 ATLAS RESOURCES, INC.
 18290 LIVING WORD #1A                          0.29703125                       0                      0.315 ATLAS RESOURCES, INC.
 18291 CAMPBELL # 6                             0.27194431               0.0007935                  0.3107935 ATLAS RESOURCES, INC.
 18292 MARANUK # 1                              0.27194431               0.0007935                  0.3107935 ATLAS RESOURCES, INC.
 18293 NORTH UNIT # 4                           0.27194431               0.0007935                  0.3107935 ATLAS RESOURCES, INC.

(RESTUBBED TABLE)

 18209 MCKEAN # 1-122, R.               ATLAS ENERGY NINETIES-PUBLIC 6               0.421875                1 PA           MERCER
 18210 JENKINS # 2                      ATLAS ENERGY NINETIES-PUBLIC 6                  0.875                1 PA           MERCER
 18211 LANG # 1                         ATLAS ENERGY NINETIES-PUBLIC 6                0.84375                1 PA           MERCER
 18213 SHARON AUTO WRECKING #1          ATLAS ENERGY NINETIES - 18                    0.84375                1 PA           MERCER
 18214 WEISE # 1                        ATLAS ENERGY - PUBLIC #7                        0.875                1 PA           MERCER
 18215 BYERS # 2                        ATLAS ENERGY NINETIES-PUBLIC 6                 0.4375              0.5 PA           MERCER
 18216 AURANDT # 1                      ATLAS ENERGY NINETIES - 18                    0.84375                1 PA           MERCER
 18217 BADGER # 1                       ATLAS ENERGY NINETIES - 18                    0.84375                1 PA           MERCER
 18218 BOOK #1                          ATLAS ENERGY - PUBLIC #7                        0.875                1 PA           MERCER
 18219 WENGERD UNIT # 4                 ATLAS ENERGY NINETIES - 18                    0.84375                1 PA           LAWREN
 18220 HOSTETLER # 6                    ATLAS ENERGY NINETIES - 18                    0.84375                1 PA           LAWREN
 18221 YODER # 2                        ATLAS ENERGY NINETIES - 18                    0.84375                1 PA           MERCER
 18222 YODER # 3                        ATLAS ENERGY PARTNERS LP-1998                0.421875              0.5 PA           MERCER
 18223 BYLER # 46                       ATLAS ENERGY NINETIES - 18                    0.84375                1 PA           LAWREN
 18224 BYLER # 51                       ATLAS ENERGY - PUBLIC #7                        0.875                1 PA           LAWREN
 18225 BYLER # 52                       ATLAS ENERGY NINETIES - 18                    0.84375                1 PA           LAWREN
 18226 GEORGE # 2A                      ATLAS ENERGY NINETIES - 18                    0.84375                1 PA           MERCER
 18228 BYERS #3                         ATLAS ENERGY NINETIES - 19                    0.84375                1 PA           MERCER
 18229 BYLER # 42                       ATLAS ENERGY NINETIES - 18                    0.84375                1 PA           LAWREN
 18230 BYLER # 47                       ATLAS ENERGY NINETIES - 19                    0.84375                1 PA           MERCER
 18231 BYLER # 49                       ATLAS ENERGY NINETIES - 18                    0.84375                1 PA           MERCER
 18232 BYLER UNIT # 50                  ATLAS ENERGY NINETIES - 18                    0.84375                1 PA           MERCER
 18233 HUGHES # 2                       ATLAS ENERGY NINETIES - 18                    0.84375                1 PA           MERCER
 18234 LAUBSCHER #1                     ATLAS ENERGY NINETIES - 18                    0.84375                1 PA           MERCER
 18235 MCFARLAND # 3                    ATLAS ENERGY NINETIES - 18                    0.84375                1 PA           MERCER
 18236 MCFARLAND # 4                    ATLAS ENERGY NINETIES - 18                    0.84375                1 PA           MERCER
 18237 MCFARLAND # 7                    ATLAS ENERGY PARTNERS LP-1998                0.421875              0.5 PA           MERCER
 18238 MCFARLAND # 8                    ATLAS ENERGY NINETIES - 18                    0.84375                1 PA           MERCER
 18239 RILEY # 1                        ATLAS ENERGY PARTNERS LP-1998                0.421875              0.5 PA           LAWREN
 18240 ROOT # 3                         ATLAS ENERGY NINETIES - 18                    0.84375                1 PA           LAWREN
 18241 SANTELLI #1                      ATLAS ENERGY NINETIES - 19                    0.84375                1 PA           WASHIN
 18242 SEREDAY #2                       ATLAS ENERGY NINETIES - 19                    0.84375                1 PA           LAWREN
 18243 SLATER UNIT # 1                  ATLAS ENERGY NINETIES - 18                    0.84375                1 PA           MERCER
 18244 STALLSMITH # 2                   ATLAS ENERGY NINETIES - 18                     0.8125                1 PA           MERCER
 18245 STALLSMITH # 3                   ATLAS ENERGY - PUBLIC #7                      0.84375                1 PA           MERCER
 18246 SWANEY UNIT # 1                  ATLAS ENERGY - PUBLIC #7                        0.875                1 PA           MERCER
 18247 SWANEY # 2                       ATLAS ENERGY NINETIES - 18                    0.84375                1 PA           MERCER
 18248 TEH # 1                          ATLAS ENERGY NINETIES - 18                    0.84375                1 PA           LAWREN
 18249 THOMPSON # 9                     ATLAS ENERGY NINETIES - 18                    0.84375                1 PA           MERCER
 18250 WAREHAM # 1                      ATLAS ENERGY NINETIES - 18                    0.84375                1 PA           MERCER
 18252 YODER # 1                        ATLAS ENERGY NINETIES - 18                    0.84375                1 PA           LAWREN
 18253 MCKEAN # 4                       ATLAS ENERGY NINETIES - 18                    0.84375                1 PA           MERCER
 18254 SHANNON # 4                      ATLAS ENERGY - PUBLIC #7                        0.875                1 PA           LAWREN
 18255 BYLER # 54                       ATLAS ENERGY PARTNERS LP-1998                0.421875              0.5 PA           LAWREN
 18256 FOREMAN # 1                      ATLAS ENERGY - PUBLIC #7                        0.875                1 PA           LAWREN
 18257 BYLER # 57                       ATLAS ENERGY NINETIES - 18                    0.84375                1 PA           MERCER
 18258 MCQUEEN # 1                      ATLAS ENERGY NINETIES - 18                    0.84375                1 PA           MERCER
 18259 NEGREA #1                        ATLAS AMERICA SERIES 20 LTD                   0.84375                1 PA           MERCER
 18260 MIKOLZ #1                        ATLAS ENERGY NINETIES - 18                    0.84375                1 PA           LAWREN
 18261 DONNER # 1                       ATLAS ENERGY NINETIES - 18                    0.84375                1 PA           MERCER
 18262 FOX UNIT #3                      ATLAS ENERGY NINETIES - 18                    0.84375                1 PA           MERCER
 18263 MARSHALL # 3                     ATLAS ENERGY NINETIES - 18                    0.84375                1 PA           MERCER
 18264 MAST # 2                         ATLAS ENERGY NINETIES - 18                    0.84375                1 PA           LAWREN
 18265 PAGLIA # 1                       ATLAS ENERGY NINETIES - 18                    0.84375                1 PA           MERCER
 18266 MAST UNIT #4                     ATLAS ENERGY NINETIES - 18                    0.84375                1 PA           LAWREN
 18267 BYLER # 55                       ATLAS ENERGY - PUBLIC #7                       0.4375              0.5 PA           LAWREN
 18267 BYLER # 55                       ATLAS ENERGY PARTNERS LP-1998                0.421875              0.5
 18268 WORLEY #1                                                                            0                0 PA           MERCER
 18269 PAGLIA # 2                       ATLAS ENERGY - PUBLIC #7                        0.875                1 PA           MERCER
 18270 SWANEY # 3                       ATLAS ENERGY - PUBLIC #7                        0.875                1 PA           MERCER
 18271 KEMM UNIT # 1, E.                ATLAS ENERGY - PUBLIC #7                     0.421875                1 PA           MERCER
 18272 BUCHOWSKI # 1                    ATLAS ENERGY - PUBLIC #7                        0.875                1 PA           LAWREN
 18273 BYLER # 43                       ATLAS ENERGY - PUBLIC #7                        0.875                1 PA           LAWREN
 18274 GIBSON # 5                       ATLAS ENERGY - PUBLIC #7                       0.4375              0.5 PA           LAWREN
 18274 GIBSON # 5                       ATLAS ENERGY PARTNERS LP-1998                0.421875              0.5
 18275 KEMPF # 2                        ATLAS ENERGY - PUBLIC #7                        0.875                1 PA           LAWREN
 18276 KEMPF # 3                        ATLAS ENERGY - PUBLIC #7                       0.4375              0.5 PA           LAWREN
 18276 KEMPF # 3                        ATLAS ENERGY PARTNERS LP-1998                0.421875              0.5
 18277 HOSTETLER UNIT # 9               ATLAS ENERGY - PUBLIC #7                        0.875                1 PA           MERCER
 18278 HOSTETLER UNIT #10               ATLAS ENERGY - PUBLIC #7                       0.4375              0.5 PA           MERCER
 18278 HOSTETLER UNIT #10               ATLAS ENERGY PARTNERS LP-1998                0.421875              0.5
 18279 MCFARLAND # 5                    ATLAS ENERGY - PUBLIC #7                        0.875                1 PA           MERCER
 18280 MCFARLAND UNIT #6                ATLAS AMERICA SERIES 21-B                       0.875                1 PA           MERCER
 18282 BYLER # 56                       ATLAS ENERGY - PUBLIC #7                        0.875                1 PA           LAWREN
 18284 MCFARLAND # 9                    ATLAS ENERGY - PUBLIC #7                        0.875                1 PA           LAWREN
 18285 BYLER # 58                       ATLAS ENERGY - PUBLIC #7                        0.875                1 PA           LAWREN
 18286 HOSTETLER # 7                    ATLAS ENERGY - PUBLIC #7                        0.875                1 PA           LAWREN
 18287 LAPINSKI #4                      ATLAS ENERGY - PUBLIC #7                        0.875                1 PA           MERCER
 18288 THOMPSON #8                      ATLAS ENERGY NINETIES - 19                    0.84375                1 PA           MERCER
 18289 THOMPSON # 7                     ATLAS ENERGY - PUBLIC #7                        0.875                1 PA           MERCER
 18290 LIVING WORD #1A                  ATLAS ENERGY NINETIES - 19                    0.84375                1 PA           MERCER
 18291 CAMPBELL # 6                     ATLAS ENERGY - PUBLIC #7                        0.875                1 PA           MERCER
 18292 MARANUK # 1                      ATLAS ENERGY - PUBLIC #7                        0.875                1 PA           MERCER
 18293 NORTH UNIT # 4                   ATLAS ENERGY - PUBLIC #7                        0.875                1 PA           MERCER

 18294 SINES # 4                             0.015625                         0                0.24109375                0.00034716
 18294 SINES # 4                             0.015625                         0                0.24109375                0.00034716
 18295 WENGERD # 3                           0.015625                         0                0.24109375                0.00034716
 18295 WENGERD # 3                           0.015625                         0                0.24109375                0.00034716
 18296 BYLER # 60                                   0                         0                   0.27125                0.00069431
 18297 JOHNSTON # 4                                 0                         0                   0.27125                0.00069431
 18298 HOVER UNIT # 4                               0                         0                   0.27125                0.00069431
 18299 JOVENALL # 1                                 0                         0                   0.27125                0.00069431
 18300 YODER # 4                                    0                         0                   0.27125                0.00069431
 18301 BADGER # 2                                   0                         0                   0.27125                0.00069431
 18302 CAMERON # 2                                  0                         0                   0.27125                0.00069431
 18303 MARSHALL # 4                                 0                         0                   0.27125                0.00069431
 18305 FICKES # 1                                   0                         0                   0.27125                0.00069431
 18307 GALL # 1                                     0                         0                 0.2615625                0.00066952
 18308 GALL UNIT #2                           0.03125                         0                0.26578125                         0
 18309 HOSTETLER #11                                0                         0                   0.27125                0.00069431
 18310 MAST # 6                                     0                         0                   0.27125                0.00069431
 18311 MAST # 7                                     0                         0                   0.27125                0.00069431
 18312 MINNER # 1                                   0                         0                   0.27125                0.00069431
 18313 MUSCARELLA #1                          0.03125                         0                0.26578125                         0
 18314 PATTON # 1                                   0                         0                   0.27125                0.00069431
 18315 MCFARLAND #10                                0                         0                   0.27125                0.00069431
 18316 WINNER UNIT # 1                              0                         0                   0.27125                0.00069431
 18317 CRAWFORD # 4                          0.015625                         0                0.24109375                0.00034716
 18317 CRAWFORD # 4                          0.015625                         0                0.24109375                0.00034716
 18318 DICK # 2                                     0                         0                   0.27125                0.00069431
 18319 DIXON # 4                                    0                         0                   0.27125                0.00069431
 18320 BESSELMAN # 1                         0.015625                         0                0.24109375                0.00034716
 18320 BESSELMAN # 1                         0.015625                         0                0.24109375                0.00034716
 18321 MICHAELS UNIT # 3                            0                         0                   0.27125                0.00069431
 18322 FULKMAN # 1                                  0                         0                   0.27125                0.00069431
 18323 LEE # 2                                      0                         0                   0.27125                0.00069431
 18325 THOMPSON # 11                                0                         0                   0.27125                0.00069431
 18328 MUSCARELLA UNIT # 2                          0                         0                   0.27125                0.00069431
 18331 YODER UNIT #5                          0.03125                         0                0.26578125                         0
 18333 BUCHOWSKI #2                           0.03125                         0                0.26578125                         0
 18335 SHAFFER UNIT #5                        0.03125                         0                0.26578125                         0
 18336 BYLER # 62                             0.03125                         0                0.26578125                         0
 18337 MINNER #2                              0.03125                         0                0.26578125                         0
 18338 MINNER #3                              0.03125                         0                 0.2278125                         0
 18339 CYPHER UNIT # 1                       0.015625                         0                0.24109375                0.00034716
 18339 CYPHER UNIT # 1                       0.015625                         0                0.24109375                0.00034716
 18442 AMMANN #1                              0.03125                         0                0.26578125                         0
 18443 TIECHE UNIT #1                         0.03125                         0                0.26578125                         0
 18444 KING #4                                0.03125                         0                0.26578125                         0
 18445 LIGO UNIT #1                           0.03125                         0                0.26578125                         0
 18446 SHARDY #2                              0.03125                         0                0.26578125                         0
 18447 BYLER # 66                             0.03125                         0                0.26578125                         0
 18448 BYLER UNIT # 67                        0.03125                         0                0.26578125                         0
 18449 BYLER # 68                             0.03125                         0                0.26578125                         0
 18450 BYLER # 69                             0.03125                         0                0.26578125                         0
 18451 HAYMAN #1                              0.03125                         0                0.26578125                         0
 18452 SWANEY #6                              0.03125                         0                0.26578125                         0
 18453 BUCKWALTER UNIT #1                     0.03125                         0                0.26578125                         0
 18454 ALTMAN UNIT #1                         0.03125                         0                0.26578125                         0
 18455 SHARDY #1                             0.015625                  0.113906                  0.126875                         0
 18456 SIRES #1                               0.03125                         0                0.26578125                         0
 18457 TURNER #2                              0.03125                         0                0.26578125                         0
 18458 WALLACE #1                             0.03125                         0                0.26578125                         0
 18460 WINNER #2                              0.03125                         0                0.26578125                         0
 18461 JOHNSTON UNIT #5                       0.03125                         0                0.26578125                         0
 18462 BYLER # 64                             0.03125                         0                0.26578125                         0
 18463 GOOD SAMARITAN #1                      0.03125                         0                0.26578125                         0
 18464 HUTCHISON #1                          0.015625                  0.113906                  0.126875                         0
 18466 LEE UNIT #3                            0.03125                         0                0.26578125                         0
 18467 MAST #8                                0.03125                         0                0.26578125                         0
 18468 WENGERD #5                             0.03125                         0                0.26578125                         0
 18470 WHITING #2                             0.03125                         0                0.26578125                         0
 18471 WHITING #3                             0.03125                         0                0.26578125                         0
 18478 BUSIN #1                               0.03125                         0                0.26578125                         0
 18483 LEWIS #1                               0.03125                         0                0.26578125                         0
 18486 THOMPSON #12                           0.03125                         0                0.26578125                         0
 18489 MCFARLAND UNIT #11                     0.03125                         0                0.26578125                         0
 18490 MARTIN # 3                             0.03125                         0                0.26578125                         0
 18491 MARTIN # 4                             0.03125                         0                0.26578125                         0
 18492 SWANEY #4                              0.03125                         0                0.26578125                         0
 18493 BYLER # 70                             0.03125                         0                0.26578125                         0
 18494 YODER #7                               0.03125                         0                0.26578125                         0
 18495 CONTRAY #1                             0.03125                         0                0.26578125                         0
 18496 THOMPSON #10                           0.03125                         0                 0.2278125                         0
 18497 MCQUEEN UNIT #2                        0.03125                         0                0.26578125                         0
 18499 BIROS #1                               0.03125                         0                0.26578125                         0
 18500 HOSTETLER UNIT #12                     0.03125                         0                0.26578125                         0
 18501 W.C.I.I. #22 UT#1 (D&L)                0.00983                         0                         0                         0


                                                                           42

(RESTUBBED TABLE)

 18294 SINES # 4                        0.25706591                 0.00039675                       0.28039675 ATLAS RESOURCES, INC.
 18294 SINES # 4                        0.25706591                 0.00039675                       0.28039675 ATLAS RESOURCES, INC.
 18295 WENGERD # 3                      0.25706591                 0.00039675                       0.28039675 ATLAS RESOURCES, INC.
 18295 WENGERD # 3                      0.25706591                 0.00039675                       0.28039675 ATLAS RESOURCES, INC.
 18296 BYLER # 60                       0.27194431                  0.0007935                        0.3107935 ATLAS RESOURCES, INC.
 18297 JOHNSTON # 4                     0.27194431                  0.0007935                        0.3107935 ATLAS RESOURCES, INC.
 18298 HOVER UNIT # 4                   0.27194431                  0.0007935                        0.3107935 ATLAS RESOURCES, INC.
 18299 JOVENALL # 1                     0.27194431                  0.0007935                        0.3107935 ATLAS RESOURCES, INC.
 18300 YODER # 4                        0.27194431                  0.0007935                        0.3107935 ATLAS RESOURCES, INC.
 18301 BADGER # 2                       0.27194431                  0.0007935                        0.3107935 ATLAS RESOURCES, INC.
 18302 CAMERON # 2                      0.27194431                  0.0007935                        0.3107935 ATLAS RESOURCES, INC.
 18303 MARSHALL # 4                     0.27194431                  0.0007935                        0.3107935 ATLAS RESOURCES, INC.
 18305 FICKES # 1                       0.27194431                  0.0007935                        0.3107935 ATLAS RESOURCES, INC.
 18307 GALL # 1                         0.26223202                  0.0007935                        0.3107935 ATLAS RESOURCES, INC.
 18308 GALL UNIT #2                     0.29703125                          0                            0.315 ATLAS RESOURCES, INC.
 18309 HOSTETLER #11                    0.27194431                  0.0007935                        0.3107935 ATLAS RESOURCES, INC.
 18310 MAST # 6                         0.27194431                  0.0007935                        0.3107935 ATLAS RESOURCES, INC.
 18311 MAST # 7                         0.27194431                  0.0007935                        0.3107935 ATLAS RESOURCES, INC.
 18312 MINNER # 1                       0.27194431                  0.0007935                        0.3107935 ATLAS RESOURCES, INC.
 18313 MUSCARELLA #1                    0.29703125                          0                            0.315 ATLAS RESOURCES, INC.
 18314 PATTON # 1                       0.27194431                  0.0007935                        0.3107935 ATLAS RESOURCES, INC.
 18315 MCFARLAND #10                    0.27194431                  0.0007935                        0.3107935 ATLAS RESOURCES, INC.
 18316 WINNER UNIT # 1                  0.27194431                  0.0007935                        0.3107935 ATLAS RESOURCES, INC.
 18317 CRAWFORD # 4                     0.25706591                 0.00039675                       0.28039675 ATLAS RESOURCES, INC.
 18317 CRAWFORD # 4                     0.25706591                 0.00039675                       0.28039675 ATLAS RESOURCES, INC.
 18318 DICK # 2                         0.27194431                  0.0007935                        0.3107935 ATLAS RESOURCES, INC.
 18319 DIXON # 4                        0.27194431                  0.0007935                        0.3107935 ATLAS RESOURCES, INC.
 18320 BESSELMAN # 1                    0.25706591                 0.00039675                       0.28039675 ATLAS RESOURCES, INC.
 18320 BESSELMAN # 1                    0.25706591                 0.00039675                       0.28039675 ATLAS RESOURCES, INC.
 18321 MICHAELS UNIT # 3                0.27194431                  0.0007935                        0.3107935 ATLAS RESOURCES, INC.
 18322 FULKMAN # 1                      0.27194431                  0.0007935                        0.3107935 ATLAS RESOURCES, INC.
 18323 LEE # 2                          0.27194431                  0.0007935                        0.3107935 ATLAS RESOURCES, INC.
 18325 THOMPSON # 11                    0.27194431                  0.0007935                        0.3107935 ATLAS RESOURCES, INC.
 18328 MUSCARELLA UNIT # 2              0.27194431                  0.0007935                        0.3107935 ATLAS RESOURCES, INC.
 18331 YODER UNIT #5                    0.29703125                          0                            0.315 ATLAS RESOURCES, INC.
 18333 BUCHOWSKI #2                     0.29703125                          0                            0.315 ATLAS RESOURCES, INC.
 18335 SHAFFER UNIT #5                  0.29703125                          0                            0.315 ATLAS RESOURCES, INC.
 18336 BYLER # 62                       0.29703125                          0                            0.315 ATLAS RESOURCES, INC.
 18337 MINNER #2                        0.29703125                          0                            0.315 ATLAS RESOURCES, INC.
 18338 MINNER #3                         0.2590625                          0                             0.27 ATLAS RESOURCES, INC.
 18339 CYPHER UNIT # 1                  0.25706591                 0.00039675                       0.28039675 ATLAS RESOURCES, INC.
 18339 CYPHER UNIT # 1                  0.25706591                 0.00039675                       0.28039675 ATLAS RESOURCES, INC.
 18442 AMMANN #1                        0.29703125                          0                            0.315 ATLAS RESOURCES, INC.
 18443 TIECHE UNIT #1                   0.29703125                          0                            0.315 ATLAS RESOURCES, INC.
 18444 KING #4                          0.29703125                          0                            0.315 ATLAS RESOURCES, INC.
 18445 LIGO UNIT #1                     0.29703125                          0                            0.315 ATLAS RESOURCES, INC.
 18446 SHARDY #2                        0.29703125                          0                            0.315 ATLAS RESOURCES, INC.
 18447 BYLER # 66                       0.29703125                          0                            0.315 ATLAS RESOURCES, INC.
 18448 BYLER UNIT # 67                  0.29703125                          0                            0.315 ATLAS RESOURCES, INC.
 18449 BYLER # 68                       0.29703125                          0                            0.315 ATLAS RESOURCES, INC.
 18450 BYLER # 69                       0.29703125                          0                            0.315 ATLAS RESOURCES, INC.
 18451 HAYMAN #1                        0.29703125                          0                            0.315 ATLAS RESOURCES, INC.
 18452 SWANEY #6                        0.29703125                          0                            0.315 ATLAS RESOURCES, INC.
 18453 BUCKWALTER UNIT #1               0.29703125                          0                            0.315 ATLAS RESOURCES, INC.
 18454 ALTMAN UNIT #1                   0.29703125                          0                            0.315 ATLAS RESOURCES, INC.
 18455 SHARDY #1                          0.256406                          0                             0.28 ATLAS RESOURCES, INC.
 18456 SIRES #1                         0.29703125                          0                            0.315 ATLAS RESOURCES, INC.
 18457 TURNER #2                        0.29703125                          0                            0.315 ATLAS RESOURCES, INC.
 18458 WALLACE #1                       0.29703125                          0                            0.315 ATLAS RESOURCES, INC.
 18460 WINNER #2                        0.29703125                          0                            0.315 ATLAS RESOURCES, INC.
 18461 JOHNSTON UNIT #5                 0.29703125                          0                            0.315 ATLAS RESOURCES, INC.
 18462 BYLER # 64                       0.29703125                          0                            0.315 ATLAS RESOURCES, INC.
 18463 GOOD SAMARITAN #1                0.29703125                          0                            0.315 ATLAS RESOURCES, INC.
 18464 HUTCHISON #1                       0.256406                          0                             0.28 ATLAS RESOURCES, INC.
 18466 LEE UNIT #3                      0.29703125                          0                            0.315 ATLAS RESOURCES, INC.
 18467 MAST #8                          0.29703125                          0                            0.315 ATLAS RESOURCES, INC.
 18468 WENGERD #5                       0.29703125                          0                            0.315 ATLAS RESOURCES, INC.
 18470 WHITING #2                       0.29703125                          0                            0.315 ATLAS RESOURCES, INC.
 18471 WHITING #3                       0.29703125                          0                            0.315 ATLAS RESOURCES, INC.
 18478 BUSIN #1                         0.29703125                          0                            0.315 ATLAS RESOURCES, INC.
 18483 LEWIS #1                         0.29703125                          0                            0.315 ATLAS RESOURCES, INC.
 18486 THOMPSON #12                     0.29703125                          0                            0.315 ATLAS RESOURCES, INC.
 18489 MCFARLAND UNIT #11               0.29703125                          0                            0.315 ATLAS RESOURCES, INC.
 18490 MARTIN # 3                       0.29703125                          0                            0.315 ATLAS RESOURCES, INC.
 18491 MARTIN # 4                       0.29703125                          0                            0.315 ATLAS RESOURCES, INC.
 18492 SWANEY #4                        0.29703125                          0                            0.315 ATLAS RESOURCES, INC.
 18493 BYLER # 70                       0.29703125                          0                            0.315 ATLAS RESOURCES, INC.
 18494 YODER #7                         0.29703125                          0                            0.315 ATLAS RESOURCES, INC.
 18495 CONTRAY #1                       0.29703125                          0                            0.315 ATLAS RESOURCES, INC.
 18496 THOMPSON #10                      0.2590625                          0                             0.27 ATLAS RESOURCES, INC.
 18497 MCQUEEN UNIT #2                  0.29703125                          0                            0.315 ATLAS RESOURCES, INC.
 18499 BIROS #1                         0.29703125                          0                            0.315 ATLAS RESOURCES, INC.
 18500 HOSTETLER UNIT #12               0.29703125                          0                            0.315 ATLAS RESOURCES, INC.
 18501 W.C.I.I. #22 UT#1 (D&L)             0.00983                          0                             1 ATLAS ENERGY GROUP, INC.

(RESTUBBED TABLE)

 18294 SINES # 4                          ATLAS ENERGY - PUBLIC #7                   0.4375                0.5 PA           MERCER
 18294 SINES # 4                          ATLAS ENERGY PARTNERS LP-1998            0.421875                0.5
 18295 WENGERD # 3                        ATLAS ENERGY - PUBLIC #7                   0.4375                0.5 PA           MERCER
 18295 WENGERD # 3                        ATLAS ENERGY PARTNERS LP-1998            0.421875                0.5
 18296 BYLER # 60                         ATLAS ENERGY - PUBLIC #7                    0.875                  1 PA           LAWREN
 18297 JOHNSTON # 4                       ATLAS ENERGY - PUBLIC #7                    0.875                  1 PA           LAWREN
 18298 HOVER UNIT # 4                     ATLAS ENERGY - PUBLIC #7                    0.875                  1 PA           MERCER
 18299 JOVENALL # 1                       ATLAS ENERGY - PUBLIC #7                    0.875                  1 PA           MERCER
 18300 YODER # 4                          ATLAS ENERGY - PUBLIC #7                    0.875                  1 PA           MERCER
 18301 BADGER # 2                         ATLAS ENERGY - PUBLIC #7                    0.875                  1 PA           MERCER
 18302 CAMERON # 2                        ATLAS ENERGY - PUBLIC #7                    0.875                  1 PA           MERCER
 18303 MARSHALL # 4                       ATLAS ENERGY - PUBLIC #7                    0.875                  1 PA           MERCER
 18305 FICKES # 1                         ATLAS ENERGY - PUBLIC #7                    0.875                  1 PA           MERCER
 18307 GALL # 1                           ATLAS ENERGY - PUBLIC #7                  0.84375                  1 PA           MERCER
 18308 GALL UNIT #2                       ATLAS ENERGY NINETIES - 19                0.84375                  1 PA           MERCER
 18309 HOSTETLER #11                      ATLAS ENERGY - PUBLIC #7                    0.875                  1 PA           MERCER
 18310 MAST # 6                           ATLAS ENERGY - PUBLIC #7                    0.875                  1 PA           MERCER
 18311 MAST # 7                           ATLAS ENERGY - PUBLIC #7                    0.875                  1 PA           LAWREN
 18312 MINNER # 1                         ATLAS ENERGY - PUBLIC #7                    0.875                  1 PA           MERCER
 18313 MUSCARELLA #1                      ATLAS ENERGY NINETIES - 19                0.84375                  1 PA           LAWREN
 18314 PATTON # 1                         ATLAS ENERGY - PUBLIC #7                    0.875                  1 PA           MERCER
 18315 MCFARLAND #10                      ATLAS ENERGY - PUBLIC #7                    0.875                  1 PA           LAWREN
 18316 WINNER UNIT # 1                    ATLAS ENERGY - PUBLIC #7                    0.875                  1 PA           MERCER
 18317 CRAWFORD # 4                       ATLAS ENERGY - PUBLIC #7                   0.4375                0.5 PA           MERCER
 18317 CRAWFORD # 4                       ATLAS ENERGY PARTNERS LP-1998            0.421875                0.5
 18318 DICK # 2                           ATLAS ENERGY - PUBLIC #7                    0.875                  1 PA           MERCER
 18319 DIXON # 4                          ATLAS ENERGY - PUBLIC #7                    0.875                  1 PA           MERCER
 18320 BESSELMAN # 1                      ATLAS ENERGY - PUBLIC #7                   0.4375                0.5 PA           MERCER
 18320 BESSELMAN # 1                      ATLAS ENERGY PARTNERS LP-1998            0.421875                0.5
 18321 MICHAELS UNIT # 3                  ATLAS ENERGY - PUBLIC #7                    0.875                  1 PA           MERCER
 18322 FULKMAN # 1                        ATLAS ENERGY - PUBLIC #7                    0.875                  1 PA           LAWREN
 18323 LEE # 2                            ATLAS ENERGY - PUBLIC #7                    0.875                  1 PA           LAWREN
 18325 THOMPSON # 11                      ATLAS ENERGY - PUBLIC #7                    0.875                  1 PA           LAWREN
 18328 MUSCARELLA UNIT # 2                ATLAS ENERGY - PUBLIC #7                    0.875                  1
 18331 YODER UNIT #5                      ATLAS ENERGY NINETIES - 19                0.84375                  1 PA           LAWREN
 18333 BUCHOWSKI #2                       ATLAS ENERGY NINETIES - 19                0.84375                  1 PA           LAWREN
 18335 SHAFFER UNIT #5                    ATLAS ENERGY NINETIES - 19                0.84375                  1 PA           MERCER
 18336 BYLER # 62                         ATLAS ENERGY NINETIES - 19                0.84375                  1 PA           MERCER
 18337 MINNER #2                          ATLAS ENERGY NINETIES - 19                0.84375                  1 PA           MERCER
 18338 MINNER #3                          ATLAS AMERICA SERIES 20 LTD               0.84375                  1 PA           MERCER
 18339 CYPHER UNIT # 1                    ATLAS ENERGY - PUBLIC #7                   0.4375                0.5 PA           MERCER
 18339 CYPHER UNIT # 1                    ATLAS ENERGY PARTNERS LP-1998            0.421875                0.5
 18442 AMMANN #1                          ATLAS ENERGY NINETIES - 19                0.84375                  1 PA           MERCER
 18443 TIECHE UNIT #1                     ATLAS ENERGY NINETIES - 19                0.84375                  1 PA           MERCER
 18444 KING #4                            ATLAS ENERGY NINETIES - 19                0.84375                  1 PA           MERCER
 18445 LIGO UNIT #1                       ATLAS ENERGY NINETIES - 19                0.84375                  1 PA           MERCER
 18446 SHARDY #2                          ATLAS ENERGY NINETIES - 19                0.84375                  1 PA           MERCER
 18447 BYLER # 66                         ATLAS ENERGY NINETIES - 19                0.84375                  1 PA           MERCER
 18448 BYLER UNIT # 67                    ATLAS ENERGY NINETIES - 19                0.84375                  1 PA           MERCER
 18449 BYLER # 68                         ATLAS ENERGY NINETIES - 19                0.84375                  1 PA           MERCER
 18450 BYLER # 69                         ATLAS ENERGY NINETIES - 19                0.84375                  1 PA           MERCER
 18451 HAYMAN #1                          ATLAS ENERGY NINETIES - 19                0.84375                  1 PA           MERCER
 18452 SWANEY #6                          ATLAS ENERGY NINETIES - 19                0.84375                  1 PA           MERCER
 18453 BUCKWALTER UNIT #1                 ATLAS ENERGY NINETIES - 19                0.84375                  1 PA           MERCER
 18454 ALTMAN UNIT #1                     ATLAS ENERGY NINETIES - 19                0.84375                  1 PA           MERCER
 18455 SHARDY #1                          ATLAS ENERGY PUBLIC #8                     0.4375                0.5 PA           MERCER
 18456 SIRES #1                           ATLAS ENERGY NINETIES - 19                0.84375                  1 PA           MERCER
 18457 TURNER #2                          ATLAS ENERGY NINETIES - 19                0.84375                  1 PA           MERCER
 18458 WALLACE #1                         ATLAS ENERGY NINETIES - 19                0.84375                  1 PA           MERCER
 18460 WINNER #2                          ATLAS ENERGY NINETIES - 19                0.84375                  1 PA           MERCER
 18461 JOHNSTON UNIT #5                   ATLAS ENERGY NINETIES - 19                0.84375                  1 PA           LAWREN
 18462 BYLER # 64                         ATLAS ENERGY NINETIES - 19                0.84375                  1 PA           LAWREN
 18463 GOOD SAMARITAN #1                  ATLAS ENERGY NINETIES - 19                0.84375                  1 PA           LAWREN
 18464 HUTCHISON #1                       ATLAS ENERGY PUBLIC #8                     0.4375                0.5 PA           LAWREN
 18466 LEE UNIT #3                        ATLAS ENERGY NINETIES - 19                0.84375                  1 PA           LAWREN
 18467 MAST #8                            ATLAS ENERGY NINETIES - 19                0.84375                  1 PA           LAWREN
 18468 WENGERD #5                         ATLAS ENERGY NINETIES - 19                0.84375                  1 PA           LAWREN
 18470 WHITING #2                         ATLAS ENERGY NINETIES - 19                0.84375                  1 PA           LAWREN
 18471 WHITING #3                         ATLAS ENERGY NINETIES - 19                0.84375                  1 PA           LAWREN
 18478 BUSIN #1                           ATLAS ENERGY NINETIES - 19                0.84375                  1 PA           LAWREN
 18483 LEWIS #1                           ATLAS ENERGY NINETIES - 19                0.84375                  1 PA           LAWREN
 18486 THOMPSON #12                       ATLAS ENERGY NINETIES - 19                0.84375                  1 PA           LAWREN
 18489 MCFARLAND UNIT #11                 ATLAS ENERGY NINETIES - 19                0.84375                  1 PA           MERCER
 18490 MARTIN # 3                         ATLAS ENERGY NINETIES - 19                0.84375                  1 PA           MERCER
 18491 MARTIN # 4                         ATLAS ENERGY NINETIES - 19                0.84375                  1 PA           MERCER
 18492 SWANEY #4                          ATLAS ENERGY NINETIES - 19                0.84375                  1 PA           MERCER
 18493 BYLER # 70                         ATLAS ENERGY NINETIES - 19                0.84375                  1 PA           MERCER
 18494 YODER #7                           ATLAS ENERGY NINETIES - 19                0.84375                  1 PA           MERCER
 18495 CONTRAY #1                         ATLAS ENERGY NINETIES - 19                0.84375                  1 PA           LAWREN
 18496 THOMPSON #10                       ATLAS AMERICA SERIES 20 LTD               0.84375                  1 PA           MERCER
 18497 MCQUEEN UNIT #2                    ATLAS ENERGY NINETIES - 19                0.84375                  1 PA           MERCER
 18499 BIROS #1                           ATLAS ENERGY NINETIES - 19                0.84375                  1 PA           MERCER
 18500 HOSTETLER UNIT #12                 ATLAS ENERGY NINETIES - 19                0.84375                  1 PA           MERCER
 18501 W.C.I.I. #22 UT#1 (D&L)                                                            0                  0

 18502 WALLACE #2                                   0                         0                   0.25375                         0
 18504 SACEWICZ #1                                  0                         0                   0.25375                         0
 18505 BOBISH #1                                    0                         0                   0.25375                         0
 18507 GEARHART #1                                  0                         0                   0.25375                         0
 18509 PICCIRILLI #1                                0                         0                   0.25375                         0
 18510 SCOTT #1                               0.03125                         0                 0.2278125                         0
 18511 YASNOWSKY #2                                 0                         0                   0.25375                         0
 18512 BEST #3                                0.03125                         0                0.26578125                         0
 18513 HOSTETLER #15                                0                         0                   0.25375                         0
 18514 MINNER #5                              0.03125                         0                0.26578125                         0
 18515 MINNER #9                              0.03125                         0                0.26578125                         0
 18516 SCHWARTZ #2                                  0                         0                   0.25375                         0
 18517 BUCKWALTER #2                          0.03125                         0                0.26578125                         0
 18518 COMBINE #1                                   0                         0                   0.25375                         0
 18519 CZUBEK #2                                    0                         0                   0.25375                         0
 18520 LEALI #6                                     0                         0                   0.25375                         0
 18521 LEHTO #1                                     0                         0                   0.25375                         0
 18523 HOSTETLER UNIT #14                           0                         0                   0.25375                         0
 18524 LEALI #7                                     0                         0                   0.25375                         0
 18525 MCFARLAND #15                                0                         0                   0.25375                         0
 18526 YODER #8                                     0                         0                   0.25375                         0
 18527 MINNER #6                              0.03125                  0.113906                0.10546875                         0
 18528 MINNER #11                                   0                         0                   0.25375                         0
 18529 GILLILAND #1                           0.03125                         0                0.26578125                         0
 18530 JOVENALL #3                            0.03125                         0                0.26578125                         0
 18531 RACKETA #1                             0.03125                         0                0.26578125                         0
 18532 SWANEY UNIT #5                         0.03125                         0                0.26578125                         0
 18533 MCFARLAND #16                                0                         0                   0.25375                         0
 18534 YASNOWSKY #3                                 0                         0                   0.25375                         0
 18535 YASNOWSKY #4                           0.03125                         0                 0.2278125                         0
 18536 HORDONIC #2                            0.03125                         0                0.26578125                         0
 18537 GARDILL #1                             0.03125                         0                0.26578125                         0
 18538 GRATA #1                               0.03125                  0.113906                0.10546875                         0
 18539 HARDISKY #1                                  0                         0                   0.25375                         0
 18540 WHALEN #1                                    0                         0                   0.25375                         0
 18541 SHAFFER #8                            0.007813                  0.056953                 0.1903125                         0
 18542 TAYLOR UNIT #3                         0.03125                         0                0.26578125                         0
 18543 MINNER #4                                    0                         0                   0.25375                         0
 18544 MINNER # 8                                   0                         0                0.29604399                         0
 18545 MINNER #10                            0.015625                  0.113906                  0.126875                         0
 18546 BYLER # 72                                   0                         0                   0.25375                         0
 18547 BRAATZ #1                                    0                         0                   0.25375                         0
 18548 BRAATZ #2                              0.03125                         0                 0.2278125                         0
 18549 MITCHELTREE #1                               0                         0                   0.25375                         0
 18550 SHAFFER #6                                   0                         0                   0.25375                         0
 18552 ELDER #2                                     0                         0                   0.25375                         0
 18554 HASLEY #1                              0.03125                         0                 0.2278125                         0
 18555 LEALI #8                               0.03125                         0                 0.2278125                         0
 18556 WENGERD #7                                   0                         0                   0.25375                         0
 18559 BYLER # 73                                   0                         0                   0.25375                         0
 18560 MILLER #14                             0.03125                         0                 0.2278125                         0
 18561 STICKLE #1                                   0                         0                   0.25375                         0
 18562 BYLER # 76                                   0                         0                   0.25375                         0
 18563 BYLER # 77                             0.03125                         0                 0.2278125                         0
 18564 YODER #9                                     0                         0                   0.25375                         0
 18565 RACKETA UNIT #2                              0                         0                   0.25375                         0
 18566 BYLER # 80                            0.002187                  0.015947                 0.2359875                         0
 18567 BYLER # 81                                   0                         0                0.29604399                         0
 18568 ATKINSON #2                                  0                         0                0.22848607                         0
 18569 GAVIN #1                                     0                         0                 0.2359875                         0
 18570 STURGIS #1, H.                               0                         0                 0.2359875                         0
 18571 SUTTON #1                                    0                         0                 0.2359875                         0
 18572 LAMOREE #2                                   0                         0                 0.2359875                         0
 18573 LANNING #1                                   0                         0                 0.2359875                         0
 18574 REDICK #1                                    0                         0                 0.2359875                         0
 18575 EMORY-AMES #2                                0                         0                 0.2359875                         0
 18576 LOWER COLORADO #3                            0                         0                 0.2359875                         0
 18577 MINA-CARR #3                                 0                         0                 0.2305935                         0
 18578 ULF #1A                             0.02452148                0.10262262                0.09502075                         0
 18579 TELESZ #1                                    0                         0                   0.25375                         0
 18580 KENDALL #1                             0.03125                         0                 0.2278125                         0
 18581 KENDALL #2                                   0                         0                   0.25375                         0
 18582 LEHTO #2                              0.007813                  0.056953                 0.1903125                         0
 18583 BALOG #1                                     0                         0                   0.25375                         0
 18584 BYLER #79D                                   0                         0                    0.2975                0.00109169
 18585 CLARK #7                                     0                         0                   0.25375                         0
 18587 HERRIOTT #1                                  0                         0                   0.25375                         0
 18588 MISCO #1                               0.03125                         0                 0.2278125                         0
 18589 WENGERD #6                                   0                         0                   0.25375                         0
 18590 EKIS-MITCHELL UNIT #1               0.01324469                         0                0.12933437                         0
 18591 JELLISON #2                                  0                         0                    0.2975                0.00109169
 18592 TELESZ #2                                    0                         0                   0.25375                         0
 18593 GARRETT #2                             0.03125                  0.113906                0.10546875                         0
 18594 GARRETT #3                                   0                         0                    0.2975                0.00109169


                                                                          43

(RESTUBBED TABLE)

 18502 WALLACE #2                          0.25375                          0                             0.29 ATLAS RESOURCES, INC.
 18504 SACEWICZ #1                         0.25375                          0                             0.29 ATLAS RESOURCES, INC.
 18505 BOBISH #1                           0.25375                          0                             0.29 ATLAS RESOURCES, INC.
 18507 GEARHART #1                         0.25375                          0                             0.29 ATLAS RESOURCES, INC.
 18509 PICCIRILLI #1                       0.25375                          0                             0.29 ATLAS RESOURCES, INC.
 18510 SCOTT #1                          0.2590625                          0                             0.27 ATLAS RESOURCES, INC.
 18511 YASNOWSKY #2                        0.25375                          0                             0.29 ATLAS RESOURCES, INC.
 18512 BEST #3                          0.29703125                          0                            0.315 ATLAS RESOURCES, INC.
 18513 HOSTETLER #15                       0.25375                          0                             0.29 ATLAS RESOURCES, INC.
 18514 MINNER #5                        0.29703125                          0                            0.315 ATLAS RESOURCES, INC.
 18515 MINNER #9                        0.29703125                          0                            0.315 ATLAS RESOURCES, INC.
 18516 SCHWARTZ #2                         0.25375                          0                             0.29 ATLAS RESOURCES, INC.
 18517 BUCKWALTER #2                    0.29703125                          0                            0.315 ATLAS RESOURCES, INC.
 18518 COMBINE #1                          0.25375                          0                             0.29 ATLAS RESOURCES, INC.
 18519 CZUBEK #2                           0.25375                          0                             0.29 ATLAS RESOURCES, INC.
 18520 LEALI #6                            0.25375                          0                             0.29 ATLAS RESOURCES, INC.
 18521 LEHTO #1                            0.25375                          0                             0.29 ATLAS RESOURCES, INC.
 18523 HOSTETLER UNIT #14                  0.25375                          0                             0.29 ATLAS RESOURCES, INC.
 18524 LEALI #7                            0.25375                          0                             0.29 ATLAS RESOURCES, INC.
 18525 MCFARLAND #15                       0.25375                          0                             0.29 ATLAS RESOURCES, INC.
 18526 YODER #8                            0.25375                          0                             0.29 ATLAS RESOURCES, INC.
 18527 MINNER #6                        0.25062475                          0                             0.26 ATLAS RESOURCES, INC.
 18528 MINNER #11                          0.25375                          0                             0.29 ATLAS RESOURCES, INC.
 18529 GILLILAND #1                     0.29703125                          0                            0.315 ATLAS RESOURCES, INC.
 18530 JOVENALL #3                      0.29703125                          0                            0.315 ATLAS RESOURCES, INC.
 18531 RACKETA #1                       0.29703125                          0                            0.315 ATLAS RESOURCES, INC.
 18532 SWANEY UNIT #5                   0.29703125                          0                            0.315 ATLAS RESOURCES, INC.
 18533 MCFARLAND #16                       0.25375                          0                             0.29 ATLAS RESOURCES, INC.
 18534 YASNOWSKY #3                        0.25375                          0                             0.29 ATLAS RESOURCES, INC.
 18535 YASNOWSKY #4                      0.2590625                          0                             0.27 ATLAS RESOURCES, INC.
 18536 HORDONIC #2                      0.29703125                          0                            0.315 ATLAS RESOURCES, INC.
 18537 GARDILL #1                       0.29703125                          0                            0.315 ATLAS RESOURCES, INC.
 18538 GRATA #1                         0.25062475                          0                             0.26 ATLAS RESOURCES, INC.
 18539 HARDISKY #1                         0.25375                          0                             0.29 ATLAS RESOURCES, INC.
 18540 WHALEN #1                           0.25375                          0                             0.29 ATLAS RESOURCES, INC.
 18541 SHAFFER #8                        0.2550785                          0                            0.285 ATLAS RESOURCES, INC.
 18542 TAYLOR UNIT #3                   0.29703125                          0                            0.315 ATLAS RESOURCES, INC.
 18543 MINNER #4                           0.25375                          0                             0.29 ATLAS RESOURCES, INC.
 18544 MINNER # 8                       0.29604399                          0                       0.33833599 ATLAS RESOURCES, INC.
 18545 MINNER #10                         0.256406                          0                             0.28 ATLAS RESOURCES, INC.
 18546 BYLER # 72                          0.25375                          0                             0.29 ATLAS RESOURCES, INC.
 18547 BRAATZ #1                           0.25375                          0                             0.29 ATLAS RESOURCES, INC.
 18548 BRAATZ #2                         0.2590625                          0                             0.27 ATLAS RESOURCES, INC.
 18549 MITCHELTREE #1                      0.25375                          0                             0.29 ATLAS RESOURCES, INC.
 18550 SHAFFER #6                          0.25375                          0                             0.29 ATLAS RESOURCES, INC.
 18552 ELDER #2                            0.25375                          0                             0.29 ATLAS RESOURCES, INC.
 18554 HASLEY #1                         0.2590625                          0                             0.27 ATLAS RESOURCES, INC.
 18555 LEALI #8                          0.2590625                          0                             0.27 ATLAS RESOURCES, INC.
 18556 WENGERD #7                          0.25375                          0                             0.29 ATLAS RESOURCES, INC.
 18559 BYLER # 73                          0.25375                          0                             0.29 ATLAS RESOURCES, INC.
 18560 MILLER #14                        0.2590625                          0                             0.27 ATLAS RESOURCES, INC.
 18561 STICKLE #1                          0.25375                          0                             0.29 ATLAS RESOURCES, INC.
 18562 BYLER # 76                          0.25375                          0                             0.29 ATLAS RESOURCES, INC.
 18563 BYLER # 77                        0.2590625                          0                             0.27 ATLAS RESOURCES, INC.
 18564 YODER #9                            0.25375                          0                             0.29 ATLAS RESOURCES, INC.
 18565 RACKETA UNIT #2                     0.25375                          0                             0.29 ATLAS RESOURCES, INC.
 18566 BYLER # 80                        0.2541215                          0                           0.2886 ATLAS RESOURCES, INC.
 18567 BYLER # 81                       0.29604399                          0                       0.33833599 ATLAS RESOURCES, INC.
 18568 ATKINSON #2                      0.22848607                          0                             0.29 ATLAS RESOURCES, INC.
 18569 GAVIN #1                          0.2359875                          0                             0.29 ATLAS RESOURCES, INC.
 18570 STURGIS #1, H.                    0.2359875                          0                             0.29 ATLAS RESOURCES, INC.
 18571 SUTTON #1                         0.2359875                          0                             0.29 ATLAS RESOURCES, INC.
 18572 LAMOREE #2                        0.2359875                          0                             0.29 ATLAS RESOURCES, INC.
 18573 LANNING #1                        0.2359875                          0                             0.29 ATLAS RESOURCES, INC.
 18574 REDICK #1                         0.2359875                          0                             0.29 ATLAS RESOURCES, INC.
 18575 EMORY-AMES #2                     0.2359875                          0                             0.29 ATLAS RESOURCES, INC.
 18576 LOWER COLORADO #3                 0.2359875                          0                             0.29 ATLAS RESOURCES, INC.
 18577 MINA-CARR #3                      0.2305935                          0                             0.29 ATLAS RESOURCES, INC.
 18578 ULF #1A                          0.22216485                          0                             0.26 ATLAS RESOURCES, INC.
 18579 TELESZ #1                           0.25375                          0                             0.29 ATLAS RESOURCES, INC.
 18580 KENDALL #1                        0.2590625                          0                             0.27 ATLAS RESOURCES, INC.
 18581 KENDALL #2                          0.25375                          0                             0.29 ATLAS RESOURCES, INC.
 18582 LEHTO #2                          0.2550785                          0                            0.285 ATLAS RESOURCES, INC.
 18583 BALOG #1                            0.25375                          0                             0.29 ATLAS RESOURCES, INC.
 18584 BYLER #79D                       0.29859169                 0.00124764                       0.34124764 ATLAS RESOURCES, INC.
 18585 CLARK #7                            0.25375                          0                             0.29 ATLAS RESOURCES, INC.
 18587 HERRIOTT #1                         0.25375                          0                             0.29 ATLAS RESOURCES, INC.
 18588 MISCO #1                          0.2590625                          0                             0.27 ATLAS RESOURCES, INC.
 18589 WENGERD #6                          0.25375                          0                             0.29 ATLAS RESOURCES, INC.
 18590 EKIS-MITCHELL UNIT #1            0.14257906                          0                            0.315 ATLAS RESOURCES, INC.
 18591 JELLISON #2                      0.29859169                 0.00124764                       0.34124764 ATLAS RESOURCES, INC.
 18592 TELESZ #2                           0.25375                          0                             0.29 ATLAS RESOURCES, INC.
 18593 GARRETT #2                       0.25062475                          0                             0.26 ATLAS RESOURCES, INC.
 18594 GARRETT #3                       0.29859169                 0.00124764                       0.34124764 ATLAS RESOURCES, INC.

(RESTUBBED TABLE)

 18502 WALLACE #2                            ATLAS ENERGY PUBLIC #8                        0.875             1 PA           MERCER
 18504 SACEWICZ #1                           ATLAS ENERGY PUBLIC #8                        0.875             1 PA           MERCER
 18505 BOBISH #1                             ATLAS ENERGY PUBLIC #8                        0.875             1 PA           MERCER
 18507 GEARHART #1                           ATLAS ENERGY PUBLIC #8                        0.875             1 PA           MERCER
 18509 PICCIRILLI #1                         ATLAS ENERGY PUBLIC #8                        0.875             1 PA           MERCER
 18510 SCOTT #1                              ATLAS AMERICA SERIES 20 LTD                 0.84375             1 PA           MERCER
 18511 YASNOWSKY #2                          ATLAS ENERGY PUBLIC #8                        0.875             1 PA           MERCER
 18512 BEST #3                               ATLAS ENERGY NINETIES - 19                  0.84375             1 PA           LAWREN
 18513 HOSTETLER #15                         ATLAS ENERGY PUBLIC #8                        0.875             1 PA           MERCER
 18514 MINNER #5                             ATLAS ENERGY NINETIES - 19                  0.84375             1 PA           MERCER
 18515 MINNER #9                             ATLAS ENERGY NINETIES - 19                  0.84375             1 PA           MERCER
 18516 SCHWARTZ #2                           ATLAS AMERICA PUBLIC 9 LTD                    0.875             1 PA           MERCER
 18517 BUCKWALTER #2                         ATLAS ENERGY NINETIES - 19                  0.84375             1 PA           MERCER
 18518 COMBINE #1                            ATLAS ENERGY PUBLIC #8                        0.875             1 PA           MERCER
 18519 CZUBEK #2                             ATLAS ENERGY PUBLIC #8                        0.875             1 PA           MERCER
 18520 LEALI #6                              ATLAS ENERGY PUBLIC #8                        0.875             1 PA           MERCER
 18521 LEHTO #1                              ATLAS ENERGY PUBLIC #8                        0.875             1 PA           MERCER
 18523 HOSTETLER UNIT #14                    ATLAS ENERGY PUBLIC #8                        0.875             1 PA           MERCER
 18524 LEALI #7                              ATLAS ENERGY PUBLIC #8                        0.875             1 PA           MERCER
 18525 MCFARLAND #15                         ATLAS ENERGY PUBLIC #8                        0.875             1 PA           MERCER
 18526 YODER #8                              ATLAS ENERGY PUBLIC #8                        0.875             1 PA           MERCER
 18527 MINNER #6                             ATLAS ENERGY 1999                          0.421875           0.5 PA           MERCER
 18528 MINNER #11                            ATLAS ENERGY PUBLIC #8                        0.875             1 PA           MERCER
 18529 GILLILAND #1                          ATLAS ENERGY NINETIES - 19                  0.84375             1 PA           MERCER
 18530 JOVENALL #3                           ATLAS ENERGY NINETIES - 19                  0.84375             1 PA           MERCER
 18531 RACKETA #1                            ATLAS ENERGY NINETIES - 19                  0.84375             1 PA           MERCER
 18532 SWANEY UNIT #5                        ATLAS ENERGY NINETIES - 19                  0.84375             1 PA           MERCER
 18533 MCFARLAND #16                         ATLAS ENERGY PUBLIC #8                        0.875             1 PA           MERCER
 18534 YASNOWSKY #3                          ATLAS ENERGY PUBLIC #8                        0.875             1 PA           MERCER
 18535 YASNOWSKY #4                          ATLAS AMERICA SERIES 20 LTD                 0.84375             1 PA           MERCER
 18536 HORDONIC #2                           ATLAS ENERGY NINETIES - 19                  0.84375             1 PA           MERCER
 18537 GARDILL #1                            ATLAS ENERGY NINETIES - 19                  0.84375             1 PA           MERCER
 18538 GRATA #1                              ATLAS ENERGY 1999                          0.421875           0.5 PA           LAWREN
 18539 HARDISKY #1                           ATLAS ENERGY PUBLIC #8                        0.875             1 PA           MERCER
 18540 WHALEN #1                             ATLAS ENERGY PUBLIC #8                        0.875             1 PA           MERCER
 18541 SHAFFER #8                            ATLAS ENERGY PUBLIC #8                      0.65625          0.75 PA           MERCER
 18542 TAYLOR UNIT #3                        ATLAS ENERGY NINETIES - 19                  0.84375             1 PA           CRAWFO
 18543 MINNER #4                             ATLAS ENERGY PUBLIC #8                        0.875             1 PA           MERCER
 18544 MINNER # 8                            ATLAS AMERICA SERIES 21-A                     0.875             1 PA           MERCER
 18545 MINNER #10                            ATLAS ENERGY PUBLIC #8                       0.4375           0.5 PA           MERCER
 18546 BYLER # 72                            ATLAS ENERGY PUBLIC #8                        0.875             1 PA           LAWREN
 18547 BRAATZ #1                             ATLAS ENERGY PUBLIC #8                        0.875             1 PA           LAWREN
 18548 BRAATZ #2                             ATLAS AMERICA SERIES 20 LTD                 0.84375             1 PA           LAWREN
 18549 MITCHELTREE #1                        ATLAS ENERGY PUBLIC #8                        0.875             1 PA           LAWREN
 18550 SHAFFER #6                            ATLAS ENERGY PUBLIC #8                        0.875             1 PA           LAWREN
 18552 ELDER #2                              ATLAS AMERICA PUBLIC 9 LTD                    0.875             1 PA           LAWREN
 18554 HASLEY #1                             ATLAS AMERICA SERIES 20 LTD                 0.84375             1 PA           LAWREN
 18555 LEALI #8                              ATLAS AMERICA SERIES 20 LTD                 0.84375             1 PA           MERCER
 18556 WENGERD #7                            ATLAS ENERGY PUBLIC #8                        0.875             1 PA           LAWREN
 18559 BYLER # 73                            ATLAS ENERGY PUBLIC #8                        0.875             1 PA           LAWREN
 18560 MILLER #14                            ATLAS AMERICA SERIES 20 LTD                 0.84375             1 PA           LAWREN
 18561 STICKLE #1                            ATLAS ENERGY PUBLIC #8                        0.875             1 PA           LAWREN
 18562 BYLER # 76                            ATLAS ENERGY PUBLIC #8                        0.875             1 PA           MERCER
 18563 BYLER # 77                            ATLAS AMERICA SERIES 20 LTD                 0.84375             1 PA           MERCER
 18564 YODER #9                              ATLAS ENERGY PUBLIC #8                        0.875             1 PA           MERCER
 18565 RACKETA UNIT #2                       ATLAS ENERGY PUBLIC #8                        0.875             1 PA           MERCER
 18566 BYLER # 80                            ATLAS ENERGY PUBLIC #8                      0.81375          0.93 PA           MERCER
 18567 BYLER # 81                            ATLAS AMERICA SERIES 21-A                     0.875             1 PA           MERCER
 18568 ATKINSON #2                           ATLAS ENERGY PUBLIC #8                     0.787883             1 PA           VENANG
 18569 GAVIN #1                              ATLAS ENERGY PUBLIC #8                      0.81375             1 PA           VENANG
 18570 STURGIS #1, H.                        ATLAS ENERGY PUBLIC #8                      0.81375             1 PA           VENANG
 18571 SUTTON #1                             ATLAS ENERGY PUBLIC #8                      0.81375             1 PA           WARREN
 18572 LAMOREE #2                            ATLAS ENERGY PUBLIC #8                      0.81375             1 PA           WARREN
 18573 LANNING #1                            ATLAS ENERGY PUBLIC #8                      0.81375             1 PA           WARREN
 18574 REDICK #1                             ATLAS ENERGY PUBLIC #8                      0.81375             1 PA           WARREN
 18575 EMORY-AMES #2                         ATLAS ENERGY PUBLIC #8                      0.81375             1 PA           WARREN
 18576 LOWER COLORADO #3                     ATLAS ENERGY PUBLIC #8                      0.81375             1 PA           WARREN
 18577 MINA-CARR #3                          ATLAS ENERGY PUBLIC #8                      0.79515             1 PA           WARREN
 18578 ULF #1A                               ATLAS ENERGY 1999                          0.380083           0.5 PA           WARREN
 18579 TELESZ #1                             ATLAS ENERGY PUBLIC #8                        0.875             1 PA           LAWREN
 18580 KENDALL #1                            ATLAS AMERICA SERIES 20 LTD                 0.84375             1 PA           LAWREN
 18581 KENDALL #2                            ATLAS ENERGY PUBLIC #8                        0.875             1 PA           LAWREN
 18582 LEHTO #2                              ATLAS ENERGY PUBLIC #8                      0.65625          0.75 PA           MERCER
 18583 BALOG #1                              ATLAS ENERGY PUBLIC #8                        0.875             1 PA           LAWREN
 18584 BYLER #79D                            ATLAS AMERICA SERIES 21-B                     0.875             1 PA           MERCER
 18585 CLARK #7                              ATLAS ENERGY PUBLIC #8                        0.875             1 PA           LAWREN
 18587 HERRIOTT #1                           ATLAS ENERGY PUBLIC #8                        0.875             1 PA           MERCER
 18588 MISCO #1                              ATLAS AMERICA SERIES 20 LTD                 0.84375             1 PA           LAWREN
 18589 WENGERD #6                            ATLAS AMERICA PUBLIC 9 LTD                    0.875             1 PA           LAWREN
 18590 EKIS-MITCHELL UNIT #1                 ATLAS ENERGY NINETIES - 19               0.41058531             1 PA           MERCER
 18591 JELLISON #2                           ATLAS AMERICA SERIES 21-B                     0.875             1 PA           MERCER
 18592 TELESZ #2                             ATLAS ENERGY PUBLIC #8                        0.875             1 PA           LAWREN
 18593 GARRETT #2                            ATLAS ENERGY 1999                          0.421875           0.5 PA           MERCER
 18594 GARRETT #3                            ATLAS AMERICA SERIES 21-B                     0.875             1 PA           MERCER

 18597 KAUFMAN #1                                   0                         0                   0.25375                         0
 18598 MILD #1                                      0                         0                0.29604399                         0
 18599 MINNER #7                                    0                         0                   0.25375                         0
 18601 WILSON #6                                    0                         0                   0.25375                         0
 18606 GARRETT #5                                   0                         0                   0.25375                         0
 18607 BYLER # 78                             0.03125                         0                 0.2278125                         0
 18608 AIKEN # 3                              0.03125                  0.113906                0.10546875                         0
 18609 KAUFMAN #2                                   0                         0                   0.25375                         0
 18610 BORZACKILO # 1                               0                         0                0.29604399                         0
 18612 FASSINGER UNIT #1                      0.03125                         0                 0.2278125                         0
 18613 BOUGHTON #1                                  0                         0                 0.2359875                         0
 18614 GRIFFITH #2                                  0                         0                   0.25375                         0
 18616 BERNAT #1                                    0                         0                0.29604399                         0
 18617 BUTCHKO #1                             0.03125                         0                 0.2278125                         0
 18618 AIKEN # 2                              0.03125                         0                 0.2278125                         0
 18619 GARRETT UNIT # 4                             0                         0                0.29604399                         0
 18620 MCFARLAND #17                          0.03125                         0                 0.2278125                         0
 18621 MCFARLAND #18                                0                         0                   0.25375                         0
 18622 MILD # 2                                     0                         0                   0.25375                         0
 18624 SHERMAN #1                                   0                         0                   0.25375                         0
 18626 TATOMIROVICH #1                        0.03125                         0                 0.2278125                         0
 18627 MITCHELTREE #2                         0.03125                         0                 0.2278125                         0
 18628 DESILVEY UNIT #1                       0.03125                         0                 0.2278125                         0
 18629 FERRIS # 5                             0.03125                         0                 0.2278125                         0
 18630 SHAFFER #7                             0.03125                         0                 0.2278125                         0
 18632 BYLER # 82                             0.03125                         0                 0.2278125                         0
 18636 OLIVER #1                                    0                         0                0.29604399                         0
 18637 OLIVER #2                              0.03125                         0                 0.2278125                         0
 18638 KRADEL #1                              0.03125                         0                 0.2278125                         0
 18639 SCHWARTZ #3                            0.03125                         0                 0.2278125                         0
 18640 GAVIN #2                            0.01907226                         0                0.15963486                         0
 18641 ATKINSON #3                         0.01863131                         0                0.15594406                         0
 18642 REEHER #3                              0.03125                         0                 0.2278125                         0
 18643 TELESZ #3                              0.03125                         0                 0.2278125                         0
 18644 COZY #3                             0.01907226                         0                0.15963486                         0
 18645 COZY #4                             0.01907226                         0                0.15963486                         0
 18646 HOHMANN #10                            0.03125                         0                 0.2278125                         0
 18647 COZY #5                             0.01907226                         0                0.15963486                         0
 18648 LYTLE #4                            0.01907226                         0                0.15963486                         0
 18649 GLASSMAN HEIRS #1                   0.01872009                         0                0.15668716                         0
 18650 DUNKLE #1                           0.01907226                         0                0.15963486                         0
 18651 WEMMER #1                           0.01907226                         0                0.15963486                         0
 18655 HARRIS #1                           0.01907226                         0                0.15963486                         0
 18656 MALLORY #6                          0.01907226                         0                0.15963486                         0
 18657 SHAMBURG #2                         0.01907226                         0                0.15963486                         0
 18658 FLEMING ESTATE #3                   0.01907226                         0                0.15963486                         0
 18659 MCFARLAND #19                                0                         0                   0.25375                         0
 18660 REVALE # 1                                   0                         0                   0.25375                         0
 18661 ATEN #1 (D & L)                       0.015625                         0                0.11021481                         0
 18662 FOULK #3                               0.03125                         0                 0.2278125                         0
 18663 BURGOON #1                                   0                         0                   0.25375                         0
 18664 SWOGGER #1                                   0                         0                    0.2975                0.00109169
 18665 ARCHER #1                           0.01907226                         0                0.15963486                         0
 18666 SPANGLER #1                            0.03125                         0                0.15634688                         0
 18667 ANSELL #1                              0.03125                         0                 0.2278125                         0
 18668 CHRISTOPHERSON #1                      0.03125                         0                 0.2278125                         0
 18669 MILLER #15                                   0                         0                   0.25375                         0
 18670 SAPALA #1                              0.03125                         0                 0.2278125                         0
 18671 SHAFFER #9-D                           0.03125                         0                 0.2278125                         0
 18672 ELDER #1                               0.03125                         0                 0.2278125                         0
 18673 SHANK HEIRS #8                      0.01907226                         0                0.15963486                         0
 18674 BYLER # 84                                   0                         0                   0.25375                         0
 18675 MCCONNELL UNIT # 2                           0                         0                   0.25375                         0
 18677 ZEIGLER #9                          0.01839111                         0                0.15393361                         0
 18678 MILLER #16                                   0                         0                   0.25375                         0
 18679 OLIVER #3                                    0                         0                   0.25375                         0
 18680 OLIVER #4                                    0                         0                   0.25375                         0
 18682 WILSON #7                                    0                         0                   0.25375                         0
 18683 SAPALA # 2                                   0                         0                   0.25375                         0
 18684 NYCH #2                                0.03125                         0                 0.2278125                         0
 18685 SHANK COLORADO #1                   0.01907226                         0                0.15963486                         0
 18686 HOLY CROSS CHURCH #1 (D & L)          0.013244                         0                0.11085822                         0
 18687 HEATH # 1                              0.03125                         0                0.16478438                         0
 18688 LAHR #1                                      0                         0                   0.25375                         0
 18689 PORADA #1                                    0                         0                   0.25375                         0
 18691 BYLER #83                                    0                         0                   0.25375                         0
 18692 BYLER # 86                                   0                         0                   0.25375                         0
 18693 REIBER #1                                    0                         0                   0.25375                         0
 18695 DAVIS #3                                     0                         0                0.29604399                         0
 18696 MCMULLEN UNIT #4                             0                         0                   0.25375                         0
 18697 KING UNIT #6                                 0                         0                   0.25375                         0
 18698 TELESZ #5                                    0                         0                   0.25375                         0
 18699 ARTHERHOLT #1                                0                         0                   0.25375                         0
 18700 GILLILAND #2                                 0                         0                0.29604399                         0


                                                                          44

(RESTUBBED TABLE)

 18597 KAUFMAN #1                              0.25375                          0                        0.29 ATLAS RESOURCES, INC.
 18598 MILD #1                              0.29604399                          0                  0.33833599 ATLAS RESOURCES, INC.
 18599 MINNER #7                               0.25375                          0                        0.29 ATLAS RESOURCES, INC.
 18601 WILSON #6                               0.25375                          0                        0.29 ATLAS RESOURCES, INC.
 18606 GARRETT #5                              0.25375                          0                        0.29 ATLAS RESOURCES, INC.
 18607 BYLER # 78                            0.2590625                          0                        0.27 ATLAS RESOURCES, INC.
 18608 AIKEN # 3                            0.25062475                          0                        0.26 ATLAS RESOURCES, INC.
 18609 KAUFMAN #2                              0.25375                          0                        0.29 ATLAS RESOURCES, INC.
 18610 BORZACKILO # 1                       0.29604399                          0                  0.33833599 ATLAS RESOURCES, INC.
 18612 FASSINGER UNIT #1                     0.2590625                          0                        0.27 ATLAS RESOURCES, INC.
 18613 BOUGHTON #1                           0.2359875                          0                        0.29 ATLAS RESOURCES, INC.
 18614 GRIFFITH #2                             0.25375                          0                        0.29 ATLAS RESOURCES, INC.
 18616 BERNAT #1                            0.29604399                          0                  0.33833599 ATLAS RESOURCES, INC.
 18617 BUTCHKO #1                            0.2590625                          0                        0.27 ATLAS RESOURCES, INC.
 18618 AIKEN # 2                             0.2590625                          0                        0.27 ATLAS RESOURCES, INC.
 18619 GARRETT UNIT # 4                     0.29604399                          0                  0.33833599 ATLAS RESOURCES, INC.
 18620 MCFARLAND #17                         0.2590625                          0                        0.27 ATLAS RESOURCES, INC.
 18621 MCFARLAND #18                           0.25375                          0                        0.29 ATLAS RESOURCES, INC.
 18622 MILD # 2                                0.25375                          0                        0.29 ATLAS RESOURCES, INC.
 18624 SHERMAN #1                              0.25375                          0                        0.29 ATLAS RESOURCES, INC.
 18626 TATOMIROVICH #1                       0.2590625                          0                        0.27 ATLAS RESOURCES, INC.
 18627 MITCHELTREE #2                        0.2590625                          0                        0.27 ATLAS RESOURCES, INC.
 18628 DESILVEY UNIT #1                      0.2590625                          0                        0.27 ATLAS RESOURCES, INC.
 18629 FERRIS # 5                            0.2590625                          0                        0.27 ATLAS RESOURCES, INC.
 18630 SHAFFER #7                            0.2590625                          0                        0.27 ATLAS RESOURCES, INC.
 18632 BYLER # 82                            0.2590625                          0                        0.27 ATLAS RESOURCES, INC.
 18636 OLIVER #1                            0.29604399                          0                  0.33833599 ATLAS RESOURCES, INC.
 18637 OLIVER #2                             0.2590625                          0                        0.27 ATLAS RESOURCES, INC.
 18638 KRADEL #1                             0.2590625                          0                        0.27 ATLAS RESOURCES, INC.
 18639 SCHWARTZ #3                           0.2590625                          0                        0.27 ATLAS RESOURCES, INC.
 18640 GAVIN #2                             0.17870712                          0                        0.27 ATLAS RESOURCES, INC.
 18641 ATKINSON #3                          0.17457537                          0                        0.27 ATLAS RESOURCES, INC.
 18642 REEHER #3                             0.2590625                          0                        0.27 ATLAS RESOURCES, INC.
 18643 TELESZ #3                             0.2590625                          0                        0.27 ATLAS RESOURCES, INC.
 18644 COZY #3                              0.17870712                          0                        0.27 ATLAS RESOURCES, INC.
 18645 COZY #4                              0.17870712                          0                        0.27 ATLAS RESOURCES, INC.
 18646 HOHMANN #10                           0.2590625                          0                        0.27 ATLAS RESOURCES, INC.
 18647 COZY #5                              0.17870712                          0                        0.27 ATLAS RESOURCES, INC.
 18648 LYTLE #4                             0.17870712                          0                        0.27 ATLAS RESOURCES, INC.
 18649 GLASSMAN HEIRS #1                    0.17540725                          0                        0.27 ATLAS RESOURCES, INC.
 18650 DUNKLE #1                            0.17870712                          0                        0.27 ATLAS RESOURCES, INC.
 18651 WEMMER #1                            0.17870712                          0                        0.27 ATLAS RESOURCES, INC.
 18655 HARRIS #1                            0.17870712                          0                        0.27 ATLAS RESOURCES, INC.
 18656 MALLORY #6                           0.17870712                          0                        0.27 ATLAS RESOURCES, INC.
 18657 SHAMBURG #2                          0.17870712                          0                        0.27 ATLAS RESOURCES, INC.
 18658 FLEMING ESTATE #3                    0.17870712                          0                        0.27 ATLAS RESOURCES, INC.
 18659 MCFARLAND #19                           0.25375                          0                        0.29 ATLAS RESOURCES, INC.
 18660 REVALE # 1                              0.25375                          0                        0.29 ATLAS RESOURCES, INC.
 18661 ATEN #1 (D & L)                      0.12583981                          0                        0.27 ATLAS RESOURCES, INC.
 18662 FOULK #3                              0.2590625                          0                        0.27 ATLAS RESOURCES, INC.
 18663 BURGOON #1                              0.25375                          0                        0.29 ATLAS RESOURCES, INC.
 18664 SWOGGER #1                           0.29859169                 0.00124764                  0.34124764 ATLAS RESOURCES, INC.
 18665 ARCHER #1                            0.17870712                          0                        0.27 ATLAS RESOURCES, INC.
 18666 SPANGLER #1                          0.18759688                          0                        0.27 ATLAS RESOURCES, INC.
 18667 ANSELL #1                             0.2590625                          0                        0.27 ATLAS RESOURCES, INC.
 18668 CHRISTOPHERSON #1                     0.2590625                          0                        0.27 ATLAS RESOURCES, INC.
 18669 MILLER #15                              0.25375                          0                        0.29 ATLAS RESOURCES, INC.
 18670 SAPALA #1                             0.2590625                          0                        0.27 ATLAS RESOURCES, INC.
 18671 SHAFFER #9-D                          0.2590625                          0                        0.27 ATLAS RESOURCES, INC.
 18672 ELDER #1                              0.2590625                          0                        0.27 ATLAS RESOURCES, INC.
 18673 SHANK HEIRS #8                       0.17870712                          0                        0.27 ATLAS RESOURCES, INC.
 18674 BYLER # 84                              0.25375                          0                        0.29 ATLAS RESOURCES, INC.
 18675 MCCONNELL UNIT # 2                      0.25375                          0                        0.29 ATLAS RESOURCES, INC.
 18677 ZEIGLER #9                           0.17232472                          0                        0.27 ATLAS RESOURCES, INC.
 18678 MILLER #16                              0.25375                          0                        0.29 ATLAS RESOURCES, INC.
 18679 OLIVER #3                               0.25375                          0                        0.29 ATLAS RESOURCES, INC.
 18680 OLIVER #4                               0.25375                          0                        0.29 ATLAS RESOURCES, INC.
 18682 WILSON #7                               0.25375                          0                        0.29 ATLAS RESOURCES, INC.
 18683 SAPALA # 2                              0.25375                          0                        0.29 ATLAS RESOURCES, INC.
 18684 NYCH #2                               0.2590625                          0                        0.27 ATLAS RESOURCES, INC.
 18685 SHANK COLORADO #1                    0.17870712                          0                        0.27 ATLAS RESOURCES, INC.
 18686 HOLY CROSS CHURCH #1 (D & L)         0.12410222                          0                        0.27 ATLAS RESOURCES, INC.
 18687 HEATH # 1                            0.19603438                          0                        0.27 ATLAS RESOURCES, INC.
 18688 LAHR #1                                 0.25375                          0                        0.29 ATLAS RESOURCES, INC.
 18689 PORADA #1                               0.25375                          0                        0.29 ATLAS RESOURCES, INC.
 18691 BYLER #83                               0.25375                          0                        0.29 ATLAS RESOURCES, INC.
 18692 BYLER # 86                              0.25375                          0                        0.29 ATLAS RESOURCES, INC.
 18693 REIBER #1                               0.25375                          0                        0.29 ATLAS RESOURCES, INC.
 18695 DAVIS #3                             0.29604399                          0                  0.33833599 ATLAS RESOURCES, INC.
 18696 MCMULLEN UNIT #4                        0.25375                          0                        0.29 ATLAS RESOURCES, INC.
 18697 KING UNIT #6                            0.25375                          0                        0.29 ATLAS RESOURCES, INC.
 18698 TELESZ #5                               0.25375                          0                        0.29 ATLAS RESOURCES, INC.
 18699 ARTHERHOLT #1                           0.25375                          0                        0.29 ATLAS RESOURCES, INC.
 18700 GILLILAND #2                         0.29604399                          0                  0.33833599 ATLAS RESOURCES, INC.

(RESTUBBED TABLE)

 18597 KAUFMAN #1                        ATLAS ENERGY PUBLIC #8                           0.875               1 PA           LAWREN
 18598 MILD #1                           ATLAS AMERICA SERIES 21-A                        0.875               1 PA           MERCER
 18599 MINNER #7                         ATLAS AMERICA PUBLIC 9 LTD                       0.875               1 PA           MERCER
 18601 WILSON #6                         ATLAS ENERGY PUBLIC #8                           0.875               1 PA           LAWREN
 18606 GARRETT #5                        ATLAS ENERGY PUBLIC #8                           0.875               1 PA           MERCER
 18607 BYLER # 78                        ATLAS AMERICA SERIES 20 LTD                    0.84375               1 PA           MERCER
 18608 AIKEN # 3                         ATLAS ENERGY 1999                             0.421875             0.5 PA           MERCER
 18609 KAUFMAN #2                        ATLAS AMERICA PUBLIC 9 LTD                       0.875               1 PA           LAWREN
 18610 BORZACKILO # 1                    ATLAS AMERICA SERIES 21-A                        0.875               1 PA           LAWREN
 18612 FASSINGER UNIT #1                 ATLAS AMERICA SERIES 20 LTD                    0.84375               1 PA           MERCER
 18613 BOUGHTON #1                       ATLAS ENERGY PUBLIC #8                         0.81375               1 PA           VENANG
 18614 GRIFFITH #2                       ATLAS AMERICA PUBLIC 9 LTD                       0.875               1 PA           LAWREN
 18616 BERNAT #1                         ATLAS AMERICA SERIES 21-A                        0.875               1 PA           MERCER
 18617 BUTCHKO #1                        ATLAS AMERICA SERIES 20 LTD                    0.84375               1 PA           MERCER
 18618 AIKEN # 2                         ATLAS AMERICA SERIES 20 LTD                    0.84375               1 PA           MERCER
 18619 GARRETT UNIT # 4                  ATLAS AMERICA SERIES 21-A                        0.875               1 PA           MERCER
 18620 MCFARLAND #17                     ATLAS AMERICA SERIES 20 LTD                    0.84375               1 PA           MERCER
 18621 MCFARLAND #18                     ATLAS AMERICA PUBLIC 9 LTD                       0.875               1 PA           MERCER
 18622 MILD # 2                          ATLAS AMERICA PUBLIC 9 LTD                       0.875               1 PA           MERCER
 18624 SHERMAN #1                        ATLAS AMERICA PUBLIC 9 LTD                       0.875               1 PA           MERCER
 18626 TATOMIROVICH #1                   ATLAS AMERICA SERIES 20 LTD                    0.84375               1 PA           MERCER
 18627 MITCHELTREE #2                    ATLAS AMERICA SERIES 20 LTD                    0.84375               1 PA           LAWREN
 18628 DESILVEY UNIT #1                  ATLAS AMERICA SERIES 20 LTD                    0.84375               1 PA           MERCER
 18629 FERRIS # 5                        ATLAS AMERICA SERIES 20 LTD                    0.84375               1 PA           MERCER
 18630 SHAFFER #7                        ATLAS AMERICA SERIES 20 LTD                    0.84375               1 PA           MERCER
 18632 BYLER # 82                        ATLAS AMERICA SERIES 20 LTD                    0.84375               1 PA           LAWREN
 18636 OLIVER #1                         ATLAS AMERICA SERIES 21-A                        0.875               1 PA           CRAWFO
 18637 OLIVER #2                         ATLAS AMERICA SERIES 20 LTD                    0.84375               1 PA           CRAWFO
 18638 KRADEL #1                         ATLAS AMERICA SERIES 20 LTD                    0.84375               1 PA           LAWREN
 18639 SCHWARTZ #3                       ATLAS AMERICA SERIES 20 LTD                    0.84375               1 PA           MERCER
 18640 GAVIN #2                          ATLAS AMERICA SERIES 20 LTD                 0.59124024               1 PA           VENANG
 18641 ATKINSON #3                       ATLAS AMERICA SERIES 20 LTD                 0.57757061               1 PA           VENANG
 18642 REEHER #3                         ATLAS AMERICA SERIES 20 LTD                    0.84375               1 PA           LAWREN
 18643 TELESZ #3                         ATLAS AMERICA SERIES 20 LTD                    0.84375               1 PA           LAWREN
 18644 COZY #3                           ATLAS AMERICA SERIES 20 LTD                 0.59124024               1 PA           CRAWFO
 18645 COZY #4                           ATLAS AMERICA SERIES 20 LTD                 0.59124024               1 PA           CRAWFO
 18646 HOHMANN #10                       ATLAS AMERICA SERIES 20 LTD                    0.84375               1 PA           LAWREN
 18647 COZY #5                           ATLAS AMERICA SERIES 20 LTD                 0.59124024               1 PA           CRAWFO
 18648 LYTLE #4                          ATLAS AMERICA SERIES 20 LTD                 0.59124024               1 PA           VENANG
 18649 GLASSMAN HEIRS #1                 ATLAS AMERICA SERIES 20 LTD                 0.58032281               1 PA           WARREN
 18650 DUNKLE #1                         ATLAS AMERICA SERIES 20 LTD                 0.59124024               1 PA           WARREN
 18651 WEMMER #1                         ATLAS AMERICA SERIES 20 LTD                 0.59124024               1 PA           VENANG
 18655 HARRIS #1                         ATLAS AMERICA SERIES 20 LTD                 0.59124024               1 PA           VENANG
 18656 MALLORY #6                        ATLAS AMERICA SERIES 20 LTD                 0.59124024               1 PA           VENANG
 18657 SHAMBURG #2                       ATLAS AMERICA SERIES 20 LTD                 0.59124024               1 PA           VENANG
 18658 FLEMING ESTATE #3                 ATLAS AMERICA SERIES 20 LTD                 0.59124024               1 PA           WARREN
 18659 MCFARLAND #19                     ATLAS AMERICA PUBLIC 9 LTD                       0.875               1 PA           MERCER
 18660 REVALE # 1                        ATLAS AMERICA PUBLIC 9 LTD                       0.875               1 PA           MERCER
 18661 ATEN #1 (D & L)                   ATLAS AMERICA SERIES 20 LTD                   0.408203               1 PA           MERCER
 18662 FOULK #3                          ATLAS AMERICA SERIES 20 LTD                    0.84375               1 PA           MERCER
 18663 BURGOON #1                        ATLAS AMERICA PUBLIC 9 LTD                       0.875               1 PA           MERCER
 18664 SWOGGER #1                        ATLAS AMERICA SERIES 21-B                        0.875               1 PA           CRAWFO
 18665 ARCHER #1                         ATLAS AMERICA SERIES 20 LTD                 0.59124024               1 PA           VENANG
 18666 SPANGLER #1                       ATLAS AMERICA SERIES 20 LTD                  0.5790625               1 PA           VENANG
 18667 ANSELL #1                         ATLAS AMERICA SERIES 20 LTD                    0.84375               1 PA           MERCER
 18668 CHRISTOPHERSON #1                 ATLAS AMERICA SERIES 20 LTD                    0.84375               1 PA           LAWREN
 18669 MILLER #15                        ATLAS AMERICA PUBLIC 9 LTD                       0.875               1 PA           LAWREN
 18670 SAPALA #1                         ATLAS AMERICA SERIES 20 LTD                    0.84375               1 PA           MERCER
 18671 SHAFFER #9-D                      ATLAS AMERICA SERIES 20 LTD                    0.84375               1 PA           MERCER
 18672 ELDER #1                          ATLAS AMERICA SERIES 20 LTD                    0.84375               1 PA           LAWREN
 18673 SHANK HEIRS #8                    ATLAS AMERICA SERIES 20 LTD                 0.59124024               1 PA           WARREN
 18674 BYLER # 84                        ATLAS AMERICA PUBLIC 9 LTD                       0.875               1 PA           MERCER
 18675 MCCONNELL UNIT # 2                ATLAS AMERICA PUBLIC 9 LTD                       0.875               1 PA           LAWREN
 18677 ZEIGLER #9                        ATLAS AMERICA SERIES 20 LTD                 0.57012449               1 PA           WARREN
 18678 MILLER #16                        ATLAS AMERICA PUBLIC 9 LTD                       0.875               1 PA           LAWREN
 18679 OLIVER #3                         ATLAS AMERICA PUBLIC 9 LTD                       0.875               1 PA           MERCER
 18680 OLIVER #4                         ATLAS AMERICA PUBLIC 9 LTD                       0.875               1 PA           MERCER
 18682 WILSON #7                         ATLAS AMERICA PUBLIC 9 LTD                       0.875               1 PA           LAWREN
 18683 SAPALA # 2                        ATLAS AMERICA PUBLIC 9 LTD                       0.875               1 PA           MERCER
 18684 NYCH #2                           ATLAS AMERICA SERIES 20 LTD                    0.84375               1 PA           MERCER
 18685 SHANK COLORADO #1                 ATLAS AMERICA SERIES 20 LTD                 0.59124024               1 PA           WARREN
 18686 HOLY CROSS CHURCH #1 (D & L)      ATLAS AMERICA SERIES 20 LTD                   0.410586               1 PA           MERCER
 18687 HEATH # 1                         ATLAS AMERICA SERIES 20 LTD                  0.6103125               1 PA           WARREN
 18688 LAHR #1                           ATLAS AMERICA PUBLIC 9 LTD                       0.875               1 PA           LAWREN
 18689 PORADA #1                         ATLAS AMERICA PUBLIC 9 LTD                       0.875               1 PA           LAWREN
 18691 BYLER #83                         ATLAS AMERICA PUBLIC 9 LTD                       0.875               1 PA           MERCER
 18692 BYLER # 86                        ATLAS AMERICA PUBLIC 9 LTD                       0.875               1 PA           MERCER
 18693 REIBER #1                         ATLAS AMERICA PUBLIC 9 LTD                       0.875               1 PA           LAWREN
 18695 DAVIS #3                          ATLAS AMERICA SERIES 21-A                        0.875               1 PA           MERCER
 18696 MCMULLEN UNIT #4                  ATLAS AMERICA PUBLIC 9 LTD                       0.875               1 PA           MERCER
 18697 KING UNIT #6                      ATLAS AMERICA PUBLIC 9 LTD                       0.875               1 PA           MERCER
 18698 TELESZ #5                         ATLAS AMERICA PUBLIC 9 LTD                       0.875               1 PA           LAWREN
 18699 ARTHERHOLT #1                     ATLAS AMERICA PUBLIC 9 LTD                       0.875               1 PA           MERCER
 18700 GILLILAND #2                      ATLAS AMERICA SERIES 21-A                        0.875               1 PA           MERCER

 18701 ROWE # 3                                     0                         0                   0.25375                         0
 18704 HUMES #4-D                                   0                         0                0.28000085                         0
 18705 CANTERBURY # 12                              0                         0                0.18351563                         0
 18706 CANTERBURY # 3 (US ENG.)                     0                         0                0.18351563                         0
 18707 CANTERBURY # 4 (US ENG.)                     0                         0                0.18351563                         0
 18708 CANTERBURY # 8 (US ENG)                      0                         0                0.18351563                         0
 18709 CANTERBURY # 13                              0                         0                0.18351563                         0
 18710 CANTERBURY # 20 (US ENG)                     0                         0                0.18351563                         0
 18711 GEORGE # 1 (D & L)                           0                         0                 0.1229107                         0
 18713 CAMERON #3                                   0                         0                0.29604399                         0
 18715 NYCH #3                                      0                         0                0.29604399                         0
 18716 DAVISON #1                                   0                         0                0.29604399                         0
 18718 SAPALA #3 (2)                                0                         0                0.29604399                         0
 18720 TRACHTMAN # 1                                0                         0                0.12291012                         0
 18721 HOSACK #2                                    0                         0                0.29604399                         0
 18722 SCHULLER #1                                  0                         0                0.29604399                         0
 18723 SAPALA #4                                    0                         0                0.29604399                         0
 18724 CANTERBURY #15 (US ENG.)                     0                         0                0.21410324                         0
 18725 CANTERBURY #17 (US ENG.)                     0                         0                0.21410324                         0
 18727 BISHOP #1                                    0                         0                    0.2975                0.00109169
 18728 CRESSWELL #2                                 0                         0                    0.2975                0.00109169
 18729 THOMPSON #16                                 0                         0                    0.2975                0.00109169
 18730 DOMBECK UNIT #1                              0                         0                    0.2975                0.00109169
 18731 BREST #1                                     0                         0                    0.2975                0.00109169
 18732 SEAMON #4                                    0                         0                    0.2975                0.00109169
 18734 BORNICK #1                                   0                         0                    0.2975                0.00109169
 18735 JORDAN #5                                    0                         0                    0.2975                0.00109169
 18736 MCCRACKEN UNIT #2                            0                         0                    0.2975                0.00109169
 18737 BYLER #88                                    0                         0                0.28000085                         0
 18738 ANTUS #1                                     0                         0                    0.2975                0.00109169
 18739 DRAGISICH #1                                 0                         0                    0.2975                0.00109169
 18740 DRAGISICH #2                                 0                         0                    0.2975                0.00109169
 18741 GIRL SCOUTS #4                               0                         0                    0.2975                0.00109169
 18743 YANAK #1                                     0                         0                    0.2975                0.00109169
 18744 LAWHEAD #1                                   0                         0                    0.2975                0.00109169
 18745 BOWEN #1                                     0                         0                    0.2975                0.00109169
 18746 PLANTATION PARK #2                           0                         0                    0.2975                0.00109169
 18747 MOOSE #10                                    0                         0                    0.2975                0.00109169
 18748 BIELAK #1                                    0                         0                0.28000085                         0
 18749 BYLER #89                                    0                         0                0.28000085                         0
 18750 SCHILLING #1                                 0                         0                    0.2975                0.00109169
 18751 WILLIAMS #11                                 0                         0                  0.284025                         0
 18752 WILLIAMS #12                                 0                         0                0.28000085                         0

 18759 PLYMIRE #2                                   0                         0                    0.2975                0.00109169
 18760 DAVIS #4                                     0                         0                0.28000085                         0
 18761 LUTZ #1                                      0                         0                0.28000085                         0
 18762 LUTZ #2                                      0                         0                0.28000085                         0
 18763 LUTZ #3                                      0                         0                0.28000085                         0
 18764 MCCULLOUGH #14                               0                         0                0.28000085                         0
 18765 MORRISON #2                                  0                         0                0.28000085                         0
 18766 NICKEL #3                                    0                         0                0.28000085                         0
 18768 WISE #1                                      0                         0                0.28000085                         0
 18769 WISE #2                                      0                         0                0.28000085                         0
 18771 CORYEA #1                                    0                         0                0.28000085                         0
 18772 MOGOR #1                                     0                         0                0.28000085                         0
 18774 WILLIAMS #14                                 0                         0                0.28000085                         0
 18775 NYCH #4                                      0                         0                0.28000085                         0
 18776 PIRKA #3                                     0                         0                0.28000085                         0
 18777 WHITING UNIT #6                              0                         0                0.28000085                         0
 18778 NOVOSEL #1                                   0                         0                0.28000085                         0
 18779 KING #7                                      0                         0                0.28000085                         0
 18780 SEIDLE #7                                    0                         0                0.28000085                         0
 18781 WHITE #7                                     0                         0                0.28000085                         0
 18783 YANAK #2                                     0                         0                0.28000085                         0
 18784 DUNHOFF #1                                   0                         0                0.28000085                         0
 18785 SAPALA #5                                    0                         0                0.28000085                         0
 18786 MYERS #3                                     0                         0                0.28000085                         0
 18787 STAMBAUGH #6                                 0                         0                0.28000085                         0
 18791 WOTHERSPOON #1                               0                         0                0.28000085                         0
 18792 BIELAK #2                                    0                         0                0.28000085                         0
 18799 CASSIDY #1                                   0                         0                0.28000085                         0
 18801 BYLER #90                                    0                         0                0.28000085                         0
 18806 MAINE,J.#1 (S&D ENERGY)                0.03125                         0                         0                         0
 18813 WOTHERSPOON #2                               0                         0                  0.284025                         0
 18825 PALLACK #9                                   0                         0                  0.284025                         0
 18840 CHESNOKA/DUTTRY #3(EASTERN AM)         0.03125                         0                         0                         0
192285 KOENIG #1                                    0                         0                 0.2162525                         0
192286 BUKOVITZ #2-1                                0                         0                 0.2162525                         0
192287 KREPPS #1                                    0                         0                 0.2162525                         0
192288 POLLICK #2                                   0                         0                 0.2162525                         0
192289 BUKOVITZ #3-1                                0                         0                 0.2162525                         0
192290 CHECK #1                                     0                         0                 0.2162525                         0
192292 MCGILL #1                                    0                         0                 0.2162525                         0


                                                                           45

(RESTUBBED TABLE)

 18701 ROWE # 3                                   0.25375                    0                   0.29 ATLAS RESOURCES, INC.
 18704 HUMES #4-D                              0.28000085                    0             0.32000097 ATLAS RESOURCES, INC.
 18705 CANTERBURY # 12                         0.18351563                    0                   0.29 ATLAS RESOURCES, INC.
 18706 CANTERBURY # 3 (US ENG.)                0.18351563                    0                   0.29 ATLAS RESOURCES, INC.
 18707 CANTERBURY # 4 (US ENG.)                0.18351563                    0                   0.29 ATLAS RESOURCES, INC.
 18708 CANTERBURY # 8 (US ENG)                 0.18351563                    0                   0.29 ATLAS RESOURCES, INC.
 18709 CANTERBURY # 13                         0.18351563                    0                   0.29 ATLAS RESOURCES, INC.
 18710 CANTERBURY # 20 (US ENG)                0.18351563                    0                   0.29 ATLAS RESOURCES, INC.
 18711 GEORGE # 1 (D & L)                       0.1229107                    0                   0.29 ATLAS RESOURCES, INC.
 18713 CAMERON #3                              0.29604399                    0             0.33833599 ATLAS RESOURCES, INC.
 18715 NYCH #3                                 0.29604399                    0             0.33833599 ATLAS RESOURCES, INC.
 18716 DAVISON #1                              0.29604399                    0             0.33833599 ATLAS RESOURCES, INC.
 18718 SAPALA #3 (2)                           0.29604399                    0             0.33833599 ATLAS RESOURCES, INC.
 18720 TRACHTMAN # 1                           0.12291012                    0                   0.29 ATLAS RESOURCES, INC.
 18721 HOSACK #2                               0.29604399                    0             0.33833599 ATLAS RESOURCES, INC.
 18722 SCHULLER #1                             0.29604399                    0             0.33833599 ATLAS RESOURCES, INC.
 18723 SAPALA #4                               0.29604399                    0             0.33833599 ATLAS RESOURCES, INC.
 18724 CANTERBURY #15 (US ENG.)                0.21410324                    0             0.33833599 ATLAS ENERGY GROUP, INC.
 18725 CANTERBURY #17 (US ENG.)                0.21410324                    0             0.33833599 ATLAS ENERGY GROUP, INC.
 18727 BISHOP #1                               0.29859169           0.00124764             0.34124764 ATLAS RESOURCES, INC.
 18728 CRESSWELL #2                            0.29859169           0.00124764             0.34124764 ATLAS RESOURCES, INC.
 18729 THOMPSON #16                            0.29859169           0.00124764             0.34124764 ATLAS RESOURCES, INC.
 18730 DOMBECK UNIT #1                         0.29859169           0.00124764             0.34124764 ATLAS RESOURCES, INC.
 18731 BREST #1                                0.29859169           0.00124764             0.34124764 ATLAS RESOURCES, INC.
 18732 SEAMON #4                               0.29859169           0.00124764             0.34124764 ATLAS RESOURCES, INC.
 18734 BORNICK #1                              0.29859169           0.00124764             0.34124764 ATLAS RESOURCES, INC.
 18735 JORDAN #5                               0.29859169           0.00124764             0.34124764 ATLAS RESOURCES, INC.
 18736 MCCRACKEN UNIT #2                       0.29859169           0.00124764             0.34124764 ATLAS RESOURCES, INC.
 18737 BYLER #88                               0.28000085                    0             0.32000097 ATLAS RESOURCES, INC.
 18738 ANTUS #1                                0.29859169           0.00124764             0.34124764 ATLAS RESOURCES, INC.
 18739 DRAGISICH #1                            0.29859169           0.00124764             0.34124764 ATLAS RESOURCES, INC.
 18740 DRAGISICH #2                            0.29859169           0.00124764             0.34124764 ATLAS RESOURCES, INC.
 18741 GIRL SCOUTS #4                          0.29859169           0.00124764             0.34124764 ATLAS RESOURCES, INC.
 18743 YANAK #1                                0.29859169           0.00124764             0.34124764 ATLAS RESOURCES, INC.
 18744 LAWHEAD #1                              0.29859169           0.00124764             0.34124764 ATLAS RESOURCES, INC.
 18745 BOWEN #1                                0.29859169           0.00124764             0.34124764 ATLAS RESOURCES, INC.
 18746 PLANTATION PARK #2                      0.29859169           0.00124764             0.34124764 ATLAS RESOURCES, INC.
 18747 MOOSE #10                               0.29859169           0.00124764             0.34124764 ATLAS RESOURCES, INC.
 18748 BIELAK #1                               0.28000085                    0             0.32000097 ATLAS RESOURCES, INC.
 18749 BYLER #89                               0.28000085                    0             0.32000097 ATLAS RESOURCES, INC.
 18750 SCHILLING #1                            0.29859169           0.00124764             0.34124764 ATLAS RESOURCES, INC.
 18751 WILLIAMS #11                              0.284025                    0                 0.3246 ATLAS RESOURCES, INC.
 18752 WILLIAMS #12                            0.28000085                    0             0.32000097 ATLAS RESOURCES, INC.

 18759 PLYMIRE #2                              0.29859169           0.00124764             0.34124764 ATLAS RESOURCES, INC.
 18760 DAVIS #4                                0.28000085                    0             0.32000097 ATLAS RESOURCES, INC.
 18761 LUTZ #1                                 0.28000085                    0             0.32000097 ATLAS RESOURCES, INC.
 18762 LUTZ #2                                 0.28000085                    0             0.32000097 ATLAS RESOURCES, INC.
 18763 LUTZ #3                                 0.28000085                    0             0.32000097 ATLAS RESOURCES, INC.
 18764 MCCULLOUGH #14                          0.28000085                    0             0.32000097 ATLAS RESOURCES, INC.
 18765 MORRISON #2                             0.28000085                    0             0.32000097 ATLAS RESOURCES, INC.
 18766 NICKEL #3                               0.28000085                    0             0.32000097 ATLAS RESOURCES, INC.
 18768 WISE #1                                 0.28000085                    0             0.32000097 ATLAS RESOURCES, INC.
 18769 WISE #2                                 0.28000085                    0             0.32000097 ATLAS RESOURCES, INC.
 18771 CORYEA #1                               0.28000085                    0             0.32000097 ATLAS RESOURCES, INC.
 18772 MOGOR #1                                0.28000085                    0             0.32000097 ATLAS RESOURCES, INC.
 18774 WILLIAMS #14                            0.28000085                    0             0.32000097 ATLAS RESOURCES, INC.
 18775 NYCH #4                                 0.28000085                    0             0.32000097 ATLAS RESOURCES, INC.
 18776 PIRKA #3                                0.28000085                    0             0.32000097 ATLAS RESOURCES, INC.
 18777 WHITING UNIT #6                         0.28000085                    0             0.32000097 ATLAS RESOURCES, INC.
 18778 NOVOSEL #1                              0.28000085                    0             0.32000097 ATLAS RESOURCES, INC.
 18779 KING #7                                 0.28000085                    0             0.32000097 ATLAS RESOURCES, INC.
 18780 SEIDLE #7                               0.28000085                    0             0.32000097 ATLAS RESOURCES, INC.
 18781 WHITE #7                                0.28000085                    0             0.32000097 ATLAS RESOURCES, INC.
 18783 YANAK #2                                0.28000085                    0             0.32000097 ATLAS RESOURCES, INC.
 18784 DUNHOFF #1                              0.28000085                    0             0.32000097 ATLAS RESOURCES, INC.
 18785 SAPALA #5                               0.28000085                    0             0.32000097 ATLAS RESOURCES, INC.
 18786 MYERS #3                                0.28000085                    0             0.32000097 ATLAS RESOURCES, INC.
 18787 STAMBAUGH #6                            0.28000085                    0             0.32000097 ATLAS RESOURCES, INC.
 18791 WOTHERSPOON #1                          0.28000085                    0             0.32000097 ATLAS RESOURCES, INC.
 18792 BIELAK #2                               0.28000085                    0             0.32000097 ATLAS RESOURCES, INC.
 18799 CASSIDY #1                              0.28000085                    0             0.32000097 ATLAS RESOURCES, INC.
 18801 BYLER #90                               0.28000085                    0             0.32000097 ATLAS RESOURCES, INC.
 18806 MAINE,J.#1 (S&D ENERGY)                    0.03125                    0                      1 ATLAS RESOURCES, INC.
 18813 WOTHERSPOON #2                            0.284025                    0                 0.3246 ATLAS RESOURCES, INC.
 18825 PALLACK #9                                0.284025                    0                 0.3246 ATLAS RESOURCES, INC.
 18840 CHESNOKA/DUTTRY #3(EASTERN AM)             0.03125                    0                      1 ATLAS RESOURCES, INC.
192285 KOENIG #1                                0.2162525                    0                   0.25 VIKING RESOURCES CORPORATION
192286 BUKOVITZ #2-1                            0.2162525                    0                   0.25 VIKING RESOURCES CORPORATION
192287 KREPPS #1                                0.2162525                    0                   0.25 VIKING RESOURCES CORPORATION
192288 POLLICK #2                               0.2162525                    0                   0.25 VIKING RESOURCES CORPORATION
192289 BUKOVITZ #3-1                            0.2162525                    0                   0.25 VIKING RESOURCES CORPORATION
192290 CHECK #1                                 0.2162525                    0                   0.25 VIKING RESOURCES CORPORATION
192292 MCGILL #1                                0.2162525                    0                   0.25 VIKING RESOURCES CORPORATION

(RESTUBBED TABLE)

 18701 ROWE # 3                                 ATLAS AMERICA PUBLIC 9 LTD                 0.875             1 PA           MERCER
 18704 HUMES #4-D                               ATLAS AMERICA PUBLIC 10 LTD                0.875             1
 18705 CANTERBURY # 12                          ATLAS AMERICA PUBLIC 9 LTD             0.6328125             1 PA           ARMSTR
 18706 CANTERBURY # 3 (US ENG.)                 ATLAS AMERICA PUBLIC 9 LTD             0.6328125             1 PA           ARMSTR
 18707 CANTERBURY # 4 (US ENG.)                 ATLAS AMERICA PUBLIC 9 LTD             0.6328125             1 PA           ARMSTR
 18708 CANTERBURY # 8 (US ENG)                  ATLAS AMERICA PUBLIC 9 LTD             0.6328125             1 PA           ARMSTR
 18709 CANTERBURY # 13                          ATLAS AMERICA PUBLIC 9 LTD             0.6328125             1 PA           ARMSTR
 18710 CANTERBURY # 20 (US ENG)                 ATLAS AMERICA PUBLIC 9 LTD             0.6328125             1 PA           ARMSTR
 18711 GEORGE # 1 (D & L)                       ATLAS AMERICA PUBLIC 9 LTD               0.42383             1 PA           MERCER
 18713 CAMERON #3                               ATLAS AMERICA SERIES 21-A                  0.875             1 PA           MERCER
 18715 NYCH #3                                  ATLAS AMERICA SERIES 21-A                  0.875             1 PA           MERCER
 18716 DAVISON #1                               ATLAS AMERICA SERIES 21-A                  0.875             1 PA           MERCER
 18718 SAPALA #3 (2)                            ATLAS AMERICA SERIES 21-A                  0.875             1 PA           MERCER
 18720 TRACHTMAN # 1                            ATLAS AMERICA PUBLIC 9 LTD              0.423828             1 PA           MERCER
 18721 HOSACK #2                                ATLAS AMERICA SERIES 21-A                  0.875             1 PA           MERCER
 18722 SCHULLER #1                              ATLAS AMERICA SERIES 21-A                  0.875             1 PA           MERCER
 18723 SAPALA #4                                ATLAS AMERICA SERIES 21-A                  0.875             1 PA           MERCER
 18724 CANTERBURY #15 (US ENG.)                 ATLAS AMERICA SERIES 21-A              0.6328125             1 PA           ARMSTR
 18725 CANTERBURY #17 (US ENG.)                 ATLAS AMERICA SERIES 21-A              0.6328125             1 PA           ARMSTR
 18727 BISHOP #1                                ATLAS AMERICA SERIES 21-B                  0.875             1 PA           MERCER
 18728 CRESSWELL #2                             ATLAS AMERICA SERIES 21-B                  0.875             1 PA           MERCER
 18729 THOMPSON #16                             ATLAS AMERICA SERIES 21-B                  0.875             1 PA           MERCER
 18730 DOMBECK UNIT #1                          ATLAS AMERICA SERIES 21-B                  0.875             1 PA           LAWREN
 18731 BREST #1                                 ATLAS AMERICA SERIES 21-B                  0.875             1 PA           MERCER
 18732 SEAMON #4                                ATLAS AMERICA SERIES 21-B                  0.875             1 PA           CRAWFO
 18734 BORNICK #1                               ATLAS AMERICA SERIES 21-B                  0.875             1 PA           MERCER
 18735 JORDAN #5                                ATLAS AMERICA SERIES 21-B                  0.875             1 PA           MERCER
 18736 MCCRACKEN UNIT #2                        ATLAS AMERICA SERIES 21-B                  0.875             1 PA           MERCER
 18737 BYLER #88                                ATLAS AMERICA PUBLIC 10 LTD                0.875             1 PA           CRAWFO
 18738 ANTUS #1                                 ATLAS AMERICA SERIES 21-B                  0.875             1 PA           MERCER
 18739 DRAGISICH #1                             ATLAS AMERICA SERIES 21-B                  0.875             1 PA           MERCER
 18740 DRAGISICH #2                             ATLAS AMERICA SERIES 21-B                  0.875             1 PA           MERCER
 18741 GIRL SCOUTS #4                           ATLAS AMERICA SERIES 21-B                  0.875             1 PA           LAWREN
 18743 YANAK #1                                 ATLAS AMERICA SERIES 21-B                  0.875             1 PA           MERCER
 18744 LAWHEAD #1                               ATLAS AMERICA SERIES 21-B                  0.875             1 PA           MERCER
 18745 BOWEN #1                                 ATLAS AMERICA SERIES 21-B                  0.875             1 PA           MERCER
 18746 PLANTATION PARK #2                       ATLAS AMERICA SERIES 21-B                  0.875             1 PA           MERCER
 18747 MOOSE #10                                ATLAS AMERICA SERIES 21-B                  0.875             1 PA           MERCER
 18748 BIELAK #1                                ATLAS AMERICA PUBLIC 10 LTD                0.875             1 PA           LAWREN
 18749 BYLER #89                                ATLAS AMERICA PUBLIC 10 LTD                0.875             1 PA           CRAWFO
 18750 SCHILLING #1                             ATLAS AMERICA SERIES 21-B                  0.875             1 PA           MERCER
 18751 WILLIAMS #11                             ATLAS AMERICA SER 22-2002 LTD              0.875             1
 18752 WILLIAMS #12                             ATLAS AMERICA PUBLIC 10 LTD                0.875             1 PA           CRAWFO
                                                                                               0               PA           LAWREN
 18759 PLYMIRE #2                               ATLAS AMERICA SERIES 21-B                  0.875             1 PA           MERCER
 18760 DAVIS #4                                 ATLAS AMERICA PUBLIC 10 LTD                0.875             1 PA           MERCER
 18761 LUTZ #1                                  ATLAS AMERICA PUBLIC 10 LTD                0.875             1
 18762 LUTZ #2                                  ATLAS AMERICA PUBLIC 10 LTD                0.875             1
 18763 LUTZ #3                                  ATLAS AMERICA PUBLIC 10 LTD                0.875             1
 18764 MCCULLOUGH #14                           ATLAS AMERICA PUBLIC 10 LTD                0.875             1 PA           MERCER
 18765 MORRISON #2                              ATLAS AMERICA PUBLIC 10 LTD                0.875             1 PA           MERCER
 18766 NICKEL #3                                ATLAS AMERICA PUBLIC 10 LTD                0.875             1 PA           MERCER
 18768 WISE #1                                  ATLAS AMERICA PUBLIC 10 LTD                0.875             1
 18769 WISE #2                                  ATLAS AMERICA PUBLIC 10 LTD                0.875             1
 18771 CORYEA #1                                ATLAS AMERICA PUBLIC 10 LTD                0.875             1
 18772 MOGOR #1                                 ATLAS AMERICA PUBLIC 10 LTD                0.875             1 PA           MERCER
 18774 WILLIAMS #14                             ATLAS AMERICA PUBLIC 10 LTD                0.875             1
 18775 NYCH #4                                  ATLAS AMERICA PUBLIC 10 LTD                0.875             1 PA           MERCER
 18776 PIRKA #3                                 ATLAS AMERICA PUBLIC 10 LTD                0.875             1 PA           MERCER
 18777 WHITING UNIT #6                          ATLAS AMERICA PUBLIC 10 LTD                0.875             1 PA           LAWREN
 18778 NOVOSEL #1                               ATLAS AMERICA PUBLIC 10 LTD                0.875             1 PA           MERCER
 18779 KING #7                                  ATLAS AMERICA PUBLIC 10 LTD                0.875             1
 18780 SEIDLE #7                                ATLAS AMERICA PUBLIC 10 LTD                0.875             1
 18781 WHITE #7                                 ATLAS AMERICA PUBLIC 10 LTD                0.875             1
 18783 YANAK #2                                 ATLAS AMERICA PUBLIC 10 LTD                0.875             1
 18784 DUNHOFF #1                               ATLAS AMERICA PUBLIC 10 LTD                0.875             1
 18785 SAPALA #5                                ATLAS AMERICA PUBLIC 10 LTD                0.875             1
 18786 MYERS #3                                 ATLAS AMERICA PUBLIC 10 LTD                0.875             1 PA           CRAWFO
 18787 STAMBAUGH #6                             ATLAS AMERICA PUBLIC 10 LTD                0.875             1
 18791 WOTHERSPOON #1                           ATLAS AMERICA PUBLIC 10 LTD                0.875             1
 18792 BIELAK #2                                ATLAS AMERICA PUBLIC 10 LTD                0.875             1
 18799 CASSIDY #1                               ATLAS AMERICA PUBLIC 10 LTD                0.875             1
 18801 BYLER #90                                ATLAS AMERICA PUBLIC 10 LTD                0.875             1
 18806 MAINE,J.#1 (S&D ENERGY)                                                                 0             0
 18813 WOTHERSPOON #2                           ATLAS AMERICA SER 22-2002 LTD              0.875             1
 18825 PALLACK #9                               ATLAS AMERICA SER 22-2002 LTD              0.875             1
 18840 CHESNOKA/DUTTRY #3(EASTERN AM)                                                          0             0
192285 KOENIG #1                                VIKING RESOURCES 1999 LP                 0.86501             1 PA           FAYETT
192286 BUKOVITZ #2-1                            VIKING RESOURCES 1999 LP                 0.86501             1 PA           FAYETT
192287 KREPPS #1                                VIKING RESOURCES 1999 LP                 0.86501             1 PA           FAYETT
192288 POLLICK #2                               VIKING RESOURCES 1999 LP                 0.86501             1 PA           FAYETT
192289 BUKOVITZ #3-1                            VIKING RESOURCES 1999 LP                 0.86501             1 PA           FAYETT
192290 CHECK #1                                 VIKING RESOURCES 1999 LP                 0.86501             1 PA           FAYETT
192292 MCGILL #1                                VIKING RESOURCES 1999 LP                 0.86501             1 PA           FAYETT

192294 SKOVRAN #3                                   0                         0                 0.2162525                         0
192295 VISNICH #1                                   0                         0                 0.2162525                         0
192297 SKOVRAN #4                                   0                         0                 0.2162525                         0
192298 GRANT #1                                     0                         0                 0.2162525                         0
192299 HILLES #8                                    0                         0                 0.2162525                         0
192300 LEE #1                                       0                         0                 0.2162525                         0
192301 ANTRAM #1                                    0                         0                 0.2162525                         0
192302 SKOVRAN #5                                   0                         0                 0.2162525                         0
192303 EDENBORN / USX #2                            0                         0                 0.2162525                         0
192304 BROCKWAY WATER # 1                    0.002315                         0                 0.2162525                         0
192305 F.D.S. #2                                    0                         0                 0.2162525                         0
192311 KESLAR #1                                    0                         0                 0.2162525                         0
192312 KOVACH 2A                                    0                         0                 0.2162525                         0
192314 WINTER,J. UT # 2                             0                         0                 0.2162525                         0
192315 JOHNSTON #1,E                                0                         0                 0.2162525                         0
200011 PUGH #1                                      0                     0.875                         0                         0
200012 HILL #1                                      0                     0.875                         0                         0
200014 HARDY SALT UT.# 1 (EOG)                      0                      0.84                         0                         0
200020 SEKEL #1, A.                                 0                     0.875                         0                         0
200021 SEKEL #2, A.                                 0                     0.875                         0                         0
200022 NAGLE #1, O.                           0.03125                   0.84375                         0                         0
200023 SEKEL #1-2, T.                        0.090403                     0.875                         0                         0
200025 FISHER #1-2                                  0                     0.875                         0                         0
200074 KECK #1                                      0                     0.875                         0                         0
200077 SUDIMAK #1                                   0                   0.84766                         0                         0
200078 KARAS D #1,2,4 & 5                     0.03125                   0.84375                         0                         0
200080 KARAS B #3,6,7 & 12                    0.03125                   0.84375                         0                         0
200085 KARAS C #8,11 & 14                     0.03125                   0.84375                         0                         0
200086 KARAS A #9,10,13 & 15                  0.03125                   0.84375                         0                         0
200107 DICKEY #1, G.                         0.175782                   0.65625                         0                         0
200109 SEKEL #1, J.                          0.175782                   0.65625                         0                         0
200110 HAIMERL/LOPEZ #1-2                    0.175782                   0.65625                         0                         0
200113 WAGNER #1                                    0                  0.847656                         0                         0
200115 WELLING UNIT B.C. #1                         0                  0.847656                         0                         0
200116 GRIFFIN UNIT #1                              0                  0.847657                         0                         0
200117 CLAPP #1                                     0                  0.847656                         0                         0
200118 SMITH-DICKEY #1                              0                  0.847656                         0                         0
200119 DICKEY #2-3, G.                              0                  0.847656                         0                         0
200122 HARLEY #1                                    0                     0.875                         0                         0
200132 COLEMAN #1 & 2                               0                  0.847656                         0                         0
200135 GOLLAN #1, M.                                0                  0.847656                         0                         0
200136 GOLLAN #2, M.                                0                  0.847656                         0                         0
200138 MACCAULEY # 1                                0                    0.4375                         0                         0
200139 HAISS #1,2,3,4 & 5                           0                0.67265625                         0                         0
200144 MCGEE #1                                     0                   0.04375                         0                         0
200145 DEMOSS UNIT #1-4                             0                  0.847656                         0                         0
200149 KLEIN #1 & 2                          0.056517                  0.844832                         0                         0
200151 ADAMS #2, J.                                 0                  0.847656                         0                         0
200152 MIX UNIT #1, 2 & 3                           0                     0.875                         0                         0
200155 SAPP #1, J.                                  0                      0.84                         0                         0
200156 KIRKHART #1 & 2                              0                    0.8125                         0                         0
200158 HAENFTLING #1 & 2                            0                    0.8524                         0                         0
200160 TABLER UNIT #1 & 2                           0                    0.8477                         0                         0
200162 GRACE UNIT #1                                0                  0.869951                         0                         0
200164 GRACE UNIT #3                                0                  0.848261                         0                         0
200165 PITTRMAN #1,2 & 3                            0                  0.847656                         0                         0
200168 SMITH UNIT #1,2 & 3, W.                      0                  0.847656                         0                         0
200171 BLACKBURN UNIT #1                            0                  0.847656                         0                         0
200172 BURKET/CROFT UNIT #1                         0                  0.857427                         0                         0
200173 DEMCZYK/MAUCK UNIT #1                        0                  0.847656                         0                         0
200176 EDWARDS UNIT #1, T.                          0                     0.875                         0                         0
200177 MINER/SEKEL UNIT #1 (EOG)              0.00586                  0.873718                         0                         0
200178 DERREBERRY/CHRISTOPHER #1             0.117188                         0                         0                         0
200179 PIFER/LEE #1                                 0                  0.847656                         0                         0
200180 LANG/ADAMS UNIT #1                           0                  0.847656                         0                         0
200181 ADAMS #1, DAVE                               0                  0.847656                         0                         0
200182 PORTER/LEE #1                                0                  0.847656                         0                         0
200183 FRAME/GLOWSKI #1                             0                  0.847656                         0                         0
200184 BALOUGH #1                                   0                  0.847656                         0                         0
200185 RUFENER #1,2,3 & 4                           0                  0.847656                         0                         0
200191 ELLSWORTH #1, JOAN                           0                  0.847656                         0                         0
200192 DICKEY/TRAUGH #1                             0                  0.847656                         0                         0
200193 NEWBURY INVESTMENT #1 & 2                    0                     0.875                         0                         0
200195 KIME #1 & 2                                  0                     0.875                         0                         0
200197 HAMPTON #1 & 2                        0.005562                  0.855542                         0                         0
200200 PORTAGE SUMMIT F&S #1 & 2                    0                     0.875                         0                         0
200202 TIMMONS #1,2,3 & 4                           0                  0.870199                         0                         0
200206 ADAM/GOLLAN #1                               0                  0.847656                         0                         0
200207 WILCOX #1 & 2                                0                  0.847656                         0                         0
200209 HODGES #1                                    0                     0.875                         0                         0
200213 HUPP UNIT #1                                 0                  0.847656                         0                         0
200214 BURKEY SR G #4                               0                     0.875                         0                         0
200215 DAVIS UNIT #1,2 & 3                          0                     0.875                         0                         0
200218 BURKEY G. SR. #3                             0                     0.875                         0                         0


                                                                           46

(RESTUBBED TABLE)

192294 SKOVRAN #3                             0.2162525                    0                     0.25 VIKING RESOURCES CORPORATION
192295 VISNICH #1                             0.2162525                    0                     0.25 VIKING RESOURCES CORPORATION
192297 SKOVRAN #4                             0.2162525                    0                     0.25 VIKING RESOURCES CORPORATION
192298 GRANT #1                               0.2162525                    0                     0.25 VIKING RESOURCES CORPORATION
192299 HILLES #8                              0.2162525                    0                     0.25 VIKING RESOURCES CORPORATION
192300 LEE #1                                 0.2162525                    0                     0.25 VIKING RESOURCES CORPORATION
192301 ANTRAM #1                              0.2162525                    0                     0.25 VIKING RESOURCES CORPORATION
192302 SKOVRAN #5                             0.2162525                    0                     0.25 VIKING RESOURCES CORPORATION
192303 EDENBORN / USX #2                      0.2162525                    0                     0.25 VIKING RESOURCES CORPORATION
192304 BROCKWAY WATER # 1                     0.2185675                    0                     0.25 VIKING RESOURCES CORPORATION
192305 F.D.S. #2                              0.2162525                    0                     0.25 VIKING RESOURCES CORPORATION
192311 KESLAR #1                              0.2162525                    0                     0.25 VIKING RESOURCES CORPORATION
192312 KOVACH 2A                              0.2162525                    0                     0.25 VIKING RESOURCES CORPORATION
192314 WINTER,J. UT # 2                       0.2162525                    0                     0.25 VIKING RESOURCES CORPORATION
192315 JOHNSTON #1,E                          0.2162525                    0                     0.25 VIKING RESOURCES CORPORATION
200011 PUGH #1                                    0.875                    0                        1 VIKING RESOURCES CORPORATION
200012 HILL #1                                    0.875                    0                        1 VIKING RESOURCES CORPORATION
200014 HARDY SALT UT.# 1 (EOG)                     0.84                    0                        1 VIKING RESOURCES CORPORATION
200020 SEKEL #1, A.                               0.875                    0                        1 VIKING RESOURCES CORPORATION
200021 SEKEL #2, A.                               0.875                    0                        1 VIKING RESOURCES CORPORATION
200022 NAGLE #1, O.                               0.875                    0                        1 VIKING RESOURCES CORPORATION
200023 SEKEL #1-2, T.                          0.965403                    0                        1 VIKING RESOURCES CORPORATION
200025 FISHER #1-2                                0.875                    0                        1 VIKING RESOURCES CORPORATION
200074 KECK #1                                    0.875                    0                        1 VIKING RESOURCES CORPORATION
200077 SUDIMAK #1                               0.84766                    0                        1 VIKING RESOURCES CORPORATION
200078 KARAS D #1,2,4 & 5                         0.875                    0                        1 VIKING RESOURCES CORPORATION
200080 KARAS B #3,6,7 & 12                        0.875                    0                        1 VIKING RESOURCES CORPORATION
200085 KARAS C #8,11 & 14                         0.875                    0                        1 VIKING RESOURCES CORPORATION
200086 KARAS A #9,10,13 & 15                      0.875                    0                        1 VIKING RESOURCES CORPORATION
200107 DICKEY #1, G.                           0.832032                    0                        1 VIKING RESOURCES CORPORATION
200109 SEKEL #1, J.                            0.832032                    0                        1 VIKING RESOURCES CORPORATION
200110 HAIMERL/LOPEZ #1-2                      0.832032                    0                        1 VIKING RESOURCES CORPORATION
200113 WAGNER #1                               0.847656                    0                        1 VIKING RESOURCES CORPORATION
200115 WELLING UNIT B.C. #1                    0.847656                    0                        1 VIKING RESOURCES CORPORATION
200116 GRIFFIN UNIT #1                         0.847657                    0                        1 VIKING RESOURCES CORPORATION
200117 CLAPP #1                                0.847656                    0                        1 VIKING RESOURCES CORPORATION
200118 SMITH-DICKEY #1                         0.847656                    0                        1 VIKING RESOURCES CORPORATION
200119 DICKEY #2-3, G.                         0.847656                    0                        1 VIKING RESOURCES CORPORATION
200122 HARLEY #1                                  0.875                    0                        1 VIKING RESOURCES CORPORATION
200132 COLEMAN #1 & 2                          0.847656                    0                        1 VIKING RESOURCES CORPORATION
200135 GOLLAN #1, M.                           0.847656                    0                        1 VIKING RESOURCES CORPORATION
200136 GOLLAN #2, M.                           0.847656                    0                        1 VIKING RESOURCES CORPORATION
200138 MACCAULEY # 1                             0.4375                    0                      0.5 VIKING RESOURCES CORPORATION
200139 HAISS #1,2,3,4 & 5                    0.67265625                    0                  0.76875 VIKING RESOURCES CORPORATION
200144 MCGEE #1                                 0.04375                    0                     0.05 VIKING RESOURCES CORPORATION
200145 DEMOSS UNIT #1-4                        0.847656                    0                        1 VIKING RESOURCES CORPORATION
200149 KLEIN #1 & 2                            0.901349                    0                        1 VIKING RESOURCES CORPORATION
200151 ADAMS #2, J.                            0.847656                    0                        1 VIKING RESOURCES CORPORATION
200152 MIX UNIT #1, 2 & 3                         0.875                    0                        1 VIKING RESOURCES CORPORATION
200155 SAPP #1, J.                                 0.84                    0                        1 VIKING RESOURCES CORPORATION
200156 KIRKHART #1 & 2                           0.8125                    0                        1 VIKING RESOURCES CORPORATION
200158 HAENFTLING #1 & 2                         0.8524                    0                        1 VIKING RESOURCES CORPORATION
200160 TABLER UNIT #1 & 2                        0.8477                    0                        1 VIKING RESOURCES CORPORATION
200162 GRACE UNIT #1                           0.869951                    0                        1 VIKING RESOURCES CORPORATION
200164 GRACE UNIT #3                           0.848261                    0                        1 VIKING RESOURCES CORPORATION
200165 PITTRMAN #1,2 & 3                       0.847656                    0                        1 VIKING RESOURCES CORPORATION
200168 SMITH UNIT #1,2 & 3, W.                 0.847656                    0                        1 VIKING RESOURCES CORPORATION
200171 BLACKBURN UNIT #1                       0.847656                    0                        1 VIKING RESOURCES CORPORATION
200172 BURKET/CROFT UNIT #1                    0.857427                    0                        1 VIKING RESOURCES CORPORATION
200173 DEMCZYK/MAUCK UNIT #1                   0.847656                    0                        1 VIKING RESOURCES CORPORATION
200176 EDWARDS UNIT #1, T.                        0.875                    0                        1 VIKING RESOURCES CORPORATION
200177 MINER/SEKEL UNIT #1 (EOG)               0.879578                    0                        1 VIKING RESOURCES CORPORATION
200178 DERREBERRY/CHRISTOPHER #1               0.117188                    0                        0 VIKING RESOURCES CORPORATION
200179 PIFER/LEE #1                            0.847656                    0                        1 VIKING RESOURCES CORPORATION
200180 LANG/ADAMS UNIT #1                      0.847656                    0                        1 VIKING RESOURCES CORPORATION
200181 ADAMS #1, DAVE                          0.847656                    0                        1 VIKING RESOURCES CORPORATION
200182 PORTER/LEE #1                           0.847656                    0                        1 VIKING RESOURCES CORPORATION
200183 FRAME/GLOWSKI #1                        0.847656                    0                        1 VIKING RESOURCES CORPORATION
200184 BALOUGH #1                              0.847656                    0                        1 VIKING RESOURCES CORPORATION
200185 RUFENER #1,2,3 & 4                      0.847656                    0                        1 VIKING RESOURCES CORPORATION
200191 ELLSWORTH #1, JOAN                      0.847656                    0                        1 VIKING RESOURCES CORPORATION
200192 DICKEY/TRAUGH #1                        0.847656                    0                        1 VIKING RESOURCES CORPORATION
200193 NEWBURY INVESTMENT #1 & 2                  0.875                    0                        1 VIKING RESOURCES CORPORATION
200195 KIME #1 & 2                                0.875                    0                        1 VIKING RESOURCES CORPORATION
200197 HAMPTON #1 & 2                          0.861104                    0                        1 VIKING RESOURCES CORPORATION
200200 PORTAGE SUMMIT F&S #1 & 2                  0.875                    0                        1 VIKING RESOURCES CORPORATION
200202 TIMMONS #1,2,3 & 4                      0.870199                    0                        1 VIKING RESOURCES CORPORATION
200206 ADAM/GOLLAN #1                          0.847656                    0                        1 VIKING RESOURCES CORPORATION
200207 WILCOX #1 & 2                           0.847656                    0                        1 VIKING RESOURCES CORPORATION
200209 HODGES #1                                  0.875                    0                        1 VIKING RESOURCES CORPORATION
200213 HUPP UNIT #1                            0.847656                    0                        1 VIKING RESOURCES CORPORATION
200214 BURKEY SR G #4                             0.875                    0                        1 VIKING RESOURCES CORPORATION
200215 DAVIS UNIT #1,2 & 3                        0.875                    0                        1 VIKING RESOURCES CORPORATION
200218 BURKEY G. SR. #3                           0.875                    0                        1 VIKING RESOURCES CORPORATION

(RESTUBBED TABLE)

192294 SKOVRAN #3                           VIKING RESOURCES 1999 LP               0.86501                   1 PA           FAYETT
192295 VISNICH #1                           VIKING RESOURCES 1999 LP               0.86501                   1 PA           FAYETT
192297 SKOVRAN #4                           VIKING RESOURCES 1999 LP               0.86501                   1 PA           FAYETT
192298 GRANT #1                             VIKING RESOURCES 1999 LP               0.86501                   1 PA           FAYETT
192299 HILLES #8                            VIKING RESOURCES 1999 LP               0.86501                   1 OH           MAHONI
192300 LEE #1                               VIKING RESOURCES 1999 LP               0.86501                   1 PA           FAYETT
192301 ANTRAM #1                            VIKING RESOURCES 1999 LP               0.86501                   1 PA           FAYETT
192302 SKOVRAN #5                           VIKING RESOURCES 1999 LP               0.86501                   1 PA           FAYETT
192303 EDENBORN / USX #2                    VIKING RESOURCES 1999 LP               0.86501                   1 PA           FAYETT
192304 BROCKWAY WATER # 1                   VIKING RESOURCES 1999 LP               0.86501                   1 PA           ELK
192305 F.D.S. #2                            VIKING RESOURCES 1999 LP               0.86501                   1 PA           FAYETT
192311 KESLAR #1                            VIKING RESOURCES 1999 LP               0.86501                   1 PA           FAYETT
192312 KOVACH 2A                            VIKING RESOURCES 1999 LP               0.86501                   1 PA           FAYETT
192314 WINTER,J. UT # 2                     VIKING RESOURCES 1999 LP               0.86501                   1 PA           FAYETT
192315 JOHNSTON #1,E                        VIKING RESOURCES 1999 LP               0.86501                   1 PA           FAYETT
200011 PUGH #1                                                                           0                   0 OH           PORTAG
200012 HILL #1                                                                           0                   0 OH           PORTAG
200014 HARDY SALT UT.# 1 (EOG)                                                           0                   0 OH           TUSCAR
200020 SEKEL #1, A.                                                                      0                   0 OH           PORTAG
200021 SEKEL #2, A.                                                                      0                   0 OH           PORTAG
200022 NAGLE #1, O.                                                                      0                   0 OH           PORTAG
200023 SEKEL #1-2, T.                                                                    0                   0 OH           PORTAG
200025 FISHER #1-2                                                                       0                   0 OH           PORTAG
200074 KECK #1                                                                           0                   0 OH           MAHONI
200077 SUDIMAK #1                                                                        0                   0
200078 KARAS D #1,2,4 & 5                                                                0                   0 OH           PORTAG
200080 KARAS B #3,6,7 & 12                                                               0                   0 OH           PORTAG
200085 KARAS C #8,11 & 14                                                                0                   0 OH           PORTAG
200086 KARAS A #9,10,13 & 15                                                             0                   0 OH           PORTAG
200107 DICKEY #1, G.                                                                     0                   0 OH           PORTAG
200109 SEKEL #1, J.                                                                      0                   0 OH           PORTAG
200110 HAIMERL/LOPEZ #1-2                                                                0                   0 OH           PORTAG
200113 WAGNER #1                                                                         0                   0 OH           PORTAG
200115 WELLING UNIT B.C. #1                                                              0                   0 OH           PORTAG
200116 GRIFFIN UNIT #1                                                                   0                   0 OH           PORTAG
200117 CLAPP #1                                                                          0                   0 OH           PORTAG
200118 SMITH-DICKEY #1                                                                   0                   0 OH           PORTAG
200119 DICKEY #2-3, G.                                                                   0                   0 OH           PORTAG
200122 HARLEY #1                                                                         0                   0 OH           PORTAG
200132 COLEMAN #1 & 2                                                                    0                   0 OH           PORTAG
200135 GOLLAN #1, M.                                                                     0                   0 OH           PORTAG
200136 GOLLAN #2, M.                                                                     0                   0 OH           PORTAG
200138 MACCAULEY # 1                                                                     0                   0 OH           PORTAG
200139 HAISS #1,2,3,4 & 5                                                                0                   0 OH           PORTAG
200144 MCGEE #1                                                                          0                   0 OH           PORTAG
200145 DEMOSS UNIT #1-4                                                                  0                   0 OH           PORTAG
200149 KLEIN #1 & 2                                                                      0                   0 OH           PORTAG
200151 ADAMS #2, J.                                                                      0                   0 OH           PORTAG
200152 MIX UNIT #1, 2 & 3                                                                0                   0 OH           PORTAG
200155 SAPP #1, J.                                                                       0                   0 OH           PORTAG
200156 KIRKHART #1 & 2                                                                   0                   0 OH           PORTAG
200158 HAENFTLING #1 & 2                                                                 0                   0 OH           PORTAG
200160 TABLER UNIT #1 & 2                                                                0                   0 OH           PORTAG
200162 GRACE UNIT #1                                                                     0                   0 OH           PORTAG
200164 GRACE UNIT #3                                                                     0                   0 OH           PORTAG
200165 PITTRMAN #1,2 & 3                                                                 0                   0 OH           PORTAG
200168 SMITH UNIT #1,2 & 3, W.                                                           0                   0 OH           PORTAG
200171 BLACKBURN UNIT #1                                                                 0                   0 OH           PORTAG
200172 BURKET/CROFT UNIT #1                                                              0                   0 OH           PORTAG
200173 DEMCZYK/MAUCK UNIT #1                                                             0                   0 OH           PORTAG
200176 EDWARDS UNIT #1, T.                                                               0                   0 OH           PORTAG
200177 MINER/SEKEL UNIT #1 (EOG)                                                         0                   0 OH           PORTAG
200178 DERREBERRY/CHRISTOPHER #1                                                         0                   0 OH           PORTAG
200179 PIFER/LEE #1                                                                      0                   0 OH           PORTAG
200180 LANG/ADAMS UNIT #1                                                                0                   0 OH           PORTAG
200181 ADAMS #1, DAVE                                                                    0                   0 OH           PORTAG
200182 PORTER/LEE #1                                                                     0                   0 OH           PORTAG
200183 FRAME/GLOWSKI #1                                                                  0                   0 OH           PORTAG
200184 BALOUGH #1                                                                        0                   0 OH           PORTAG
200185 RUFENER #1,2,3 & 4                                                                0                   0 OH           PORTAG
200191 ELLSWORTH #1, JOAN                                                                0                   0 OH           STARK
200192 DICKEY/TRAUGH #1                                                                  0                   0 OH           PORTAG
200193 NEWBURY INVESTMENT #1 & 2                                                         0                   0 OH           PORTAG
200195 KIME #1 & 2                                                                       0                   0 OH           PORTAG
200197 HAMPTON #1 & 2                                                                    0                   0 OH           PORTAG
200200 PORTAGE SUMMIT F&S #1 & 2                                                         0                   0 OH           PORTAG
200202 TIMMONS #1,2,3 & 4                                                                0                   0 OH           PORTAG
200206 ADAM/GOLLAN #1                                                                    0                   0 OH           PORTAG
200207 WILCOX #1 & 2                                                                     0                   0 OH           PORTAG
200209 HODGES #1                                                                         0                   0 OH           PORTAG
200213 HUPP UNIT #1                                                                      0                   0 OH           PORTAG
200214 BURKEY SR G #4                                                                    0                   0 OH           PORTAG
200215 DAVIS UNIT #1,2 & 3                                                               0                   0 OH           PORTAG
200218 BURKEY G. SR. #3                                                                  0                   0 OH           PORTAG


200219 CORBETT/WRITTENBERRY 1 & 2                  0                     0.875                         0                         0
200221 JOHNSON/LEGION #1-2                  0.031877                     0.875                         0                         0
200228 MILLER/MCCOY UNIT #1                   0.0625                    0.8125                         0                         0
200229 KNOX #1                                0.0625                    0.8125                         0                         0
200230 PHILLIPS/MAYFIELD #1                   0.0625                    0.8125                         0                         0
200231 PHILLIPS/MAYFIELD #2                   0.0625                    0.8125                         0                         0
200232 KRICHBAUM/GLOWSKI UNIT #1              0.0625                    0.8125                         0                         0
200245 BALOUGH UNIT #2                        0.0625                    0.8125                         0                         0
200246 FRAME UT.(OFM) #1,3 & 4                0.0625                    0.8125                         0                         0
200250 BURKEY SR. UNITS #1 & 2              0.064492                    0.8125                         0                         0
200252 LEIFHEIT/FASIG UNIT #1 & 2             0.0625                    0.8125                         0                         0
200254 PFEILSTICKER/ROBINSON #1               0.0625                    0.8125                         0                         0
200255 HARBAUGH #1,2,3 & 4                  0.035156                    0.8125                         0                         0
200259 TOMAIKO #1                             0.0625                    0.8125                         0                         0
200260 BOOTH-STEVENS UNIT # 1                 0.0625                    0.8125                         0                         0
200263 NATALE-STEWART #1                           0                  0.765625                         0                         0
200264 HUDAK-SEKEL #1                              0                  0.765624                         0                         0
200275 GOLLAN #3                                   0                  0.847656                         0                         0
200276 DICKEY #4-5                                 0                  0.847656                         0                         0
200278 HARLEY/DICKEY UNIT # 1                      0                  0.848955                         0                         0
200279 HARLEY/DICKEY UNIT # 2                      0                  0.847656                         0                         0
200280 HARLEY #2                                   0                  0.847656                         0                         0
200283 WOLFE #1,2 & 3                              0                     0.875                         0                         0
200286 WOLFE #4,5,6 & 7                            0                     0.875                         0                         0
200290 SLATER #1,2,3 & 4                           0                  0.847656                         0                         0
200294 BURKEY WM. UNIT #1                          0                  0.872635                         0                         0
200295 ELLSWORTH #1 (OAKGROVE GOLF C)              0                     0.875                         0                         0
200296 ELLSWORTH #2,3 & 4 (OAKGROVE)               0                     0.875                         0                         0
200299 ENGLAND UNITS #1 & 2                        0                  0.866455                         0                         0
200301 FRANCIS #1-2                           0.0625                    0.8125                         0                         0
200305 ROMEO UNIT #1                        0.137421                    0.8125                         0                         0
200313 HOSCHAR UNIT #1                             0                  0.864834                         0                         0
200318 MILLER #1, H.                               0                     0.875                         0                         0
200319 SMITH UNIT #1, D.                           0                     0.875                         0                         0
200323 THAYER UNIT #1                              0                     0.875                         0                         0
200325 BECK UNITS #1-2                             0                     0.875                         0                         0
200337 RAMEY UNIT 1                                0                  0.765625                         0                         0
200338 BOYCE UNIT #1                          0.0625                    0.8125                         0                         0
200339 COPE UNIT #1                           0.0625                    0.8125                         0                         0
200340 MATZ #1                                0.0625                    0.8125                         0                         0
200341 MABRY UNIT #1                          0.0625                    0.8125                         0                         0
200342 SMITH #1,2 & 3, M. & D.                0.0625                    0.8125                         0                         0
200345 WALLBROWN UNITS #1-3                 0.036515                    0.8125                         0                         0
200348 WALLBROWN UNITS #4(P&A)5,6 & 7       0.032561                    0.8125                         0                         0
200352 PLANEL/MELUCH UNITS 1 & 3            0.057545                    0.8125                         0                         0
200355 WESTOVER UT. #1 & 2                    0.0625                    0.8125                         0                         0
200357 HALLOCK #1                                  0                     0.875                         0                         0
200358 HALLOCK #3                                  0                     0.875                         0                         0
200360 IBELE #1-2                                  0                     0.875                         0                         0
200365 O'BROCK UNITS #1-2                          0                  0.847656                         0                         0
200367 FOSTER #1-2, R.                        0.0625                    0.8125                         0                         0
200373 JENKINS #1                             0.0625                    0.8125                         0                         0
200374 RITTENHOUSE UNIT #1,2 & 3                   0                     0.875                         0                         0
200377 RINDCHEN #1                                 0                     0.875                         0                         0
200378 MOODY UNITS #1-3                      0.01525                     0.875                         0                         0
200381 SLAGLE #1 & 2, D.                           0                     0.875                         0                         0
200383 NEUBERT UNIT #1                             0                     0.875                         0                         0
200384 SPECHT UNIT #1                              0                   0.87285                         0                         0
200385 BALL #1,2 & 3, I.                           0                     0.875                         0                         0
200391 FIMPLE #1 & 2                               0                     0.875                         0                         0
200395 MONHEMIUS/SNYDER UNIT #1,2 & 3              0                     0.875                         0                         0
200401 M & G COAL CO #1 & 2                        0                     0.875                         0                         0
200405 HAUBERT/RITTERBECK #1 & 2                   0                     0.875                         0                         0
200408 BAIER/FOSTER UNIT #1                   0.0625                    0.8125                         0                         0
200409 WINBERRY UNIT #1                       0.0625                    0.8125                         0                         0
200410 LAWVER #1                              0.0625                    0.8125                         0                         0
200411 QUALK UNIT #1                          0.0625                    0.8125                         0                         0
200419 LANZA #1-2                                  0                     0.875                         0                         0
200421 KRUSE D. UNIT #1-2                          0                     0.875                         0                         0
200423 KRUSE/BEDNER UNIT #1,2 & 3                  0                     0.875                         0                         0
200426 FARNSWORTH UNIT #1,2 & 3                    0                     0.875                         0                         0
200429 SAEGER/DEPALMO #3                      0.0424                   0.86211                         0                         0
200448 STEFANICK #5,6,7,8 & 9                 0.0625                    0.8125                         0                         0
200456 GARAUX #1 & 2, I.                    0.035156                    0.8125                         0                         0
200458 FOLTZ UNIT #1,2 & 3                         0                   0.87299                         0                         0
200461 SLAGLE,P. #1,2,3 & 4                        0                     0.875                         0                         0
200467 GRIMES/ZELLER #2                            0                     0.875                         0                         0
200469 REPKO #1 & 2                                0                     0.875                         0                         0
200471 RABUZZI #1 & 2                              0                     0.875                         0                         0
200473 DEARTH #1-2                                 0                     0.875                         0                         0
200475 FOSNAUGHT #1 & 2                            0                     0.875                         0                         0
200477 MILLER/MIKES UNIT #1 & 2             0.001347                     0.875                         0                         0
200480 BEDNER UNIT #1                         0.0625                    0.8125                         0                         0
200481 SULLIVAN UNITS #1-2                    0.0625                    0.8125                         0                         0


                                                                           47

(RESTUBBED TABLE)

200219 CORBETT/WRITTENBERRY 1 & 2                0.875                     0                        1 VIKING RESOURCES CORPORATION
200221 JOHNSON/LEGION #1-2                    0.906877                     0                        1 VIKING RESOURCES CORPORATION
200228 MILLER/MCCOY UNIT #1                      0.875                     0                        1 VIKING RESOURCES CORPORATION
200229 KNOX #1                                   0.875                     0                        1 VIKING RESOURCES CORPORATION
200230 PHILLIPS/MAYFIELD #1                      0.875                     0                        1 VIKING RESOURCES CORPORATION
200231 PHILLIPS/MAYFIELD #2                      0.875                     0                        1 VIKING RESOURCES CORPORATION
200232 KRICHBAUM/GLOWSKI UNIT #1                 0.875                     0                        1 VIKING RESOURCES CORPORATION
200245 BALOUGH UNIT #2                           0.875                     0                        1 VIKING RESOURCES CORPORATION
200246 FRAME UT.(OFM) #1,3 & 4                   0.875                     0                        1 VIKING RESOURCES CORPORATION
200250 BURKEY SR. UNITS #1 & 2                0.876992                     0                        1 VIKING RESOURCES CORPORATION
200252 LEIFHEIT/FASIG UNIT #1 & 2                0.875                     0                        1 VIKING RESOURCES CORPORATION
200254 PFEILSTICKER/ROBINSON #1                  0.875                     0                        1 VIKING RESOURCES CORPORATION
200255 HARBAUGH #1,2,3 & 4                    0.847656                     0                        1 VIKING RESOURCES CORPORATION
200259 TOMAIKO #1                                0.875                     0                        1 VIKING RESOURCES CORPORATION
200260 BOOTH-STEVENS UNIT # 1                    0.875                     0                        1 VIKING RESOURCES CORPORATION
200263 NATALE-STEWART #1                      0.765625                     0                        1 VIKING RESOURCES CORPORATION
200264 HUDAK-SEKEL #1                         0.765624                     0                        1 VIKING RESOURCES CORPORATION
200275 GOLLAN #3                              0.847656                     0                        1 VIKING RESOURCES CORPORATION
200276 DICKEY #4-5                            0.847656                     0                        1 VIKING RESOURCES CORPORATION
200278 HARLEY/DICKEY UNIT # 1                 0.848955                     0                        1 VIKING RESOURCES CORPORATION
200279 HARLEY/DICKEY UNIT # 2                 0.847656                     0                        1 VIKING RESOURCES CORPORATION
200280 HARLEY #2                              0.847656                     0                        1 VIKING RESOURCES CORPORATION
200283 WOLFE #1,2 & 3                            0.875                     0                        1 VIKING RESOURCES CORPORATION
200286 WOLFE #4,5,6 & 7                          0.875                     0                        1 VIKING RESOURCES CORPORATION
200290 SLATER #1,2,3 & 4                      0.847656                     0                        1 VIKING RESOURCES CORPORATION
200294 BURKEY WM. UNIT #1                     0.872635                     0                        1 VIKING RESOURCES CORPORATION
200295 ELLSWORTH #1 (OAKGROVE GOLF C)            0.875                     0                        1 VIKING RESOURCES CORPORATION
200296 ELLSWORTH #2,3 & 4 (OAKGROVE)             0.875                     0                        1 VIKING RESOURCES CORPORATION
200299 ENGLAND UNITS #1 & 2                   0.866455                     0                        1 VIKING RESOURCES CORPORATION
200301 FRANCIS #1-2                              0.875                     0                        1 VIKING RESOURCES CORPORATION
200305 ROMEO UNIT #1                          0.949921                     0                        1 VIKING RESOURCES CORPORATION
200313 HOSCHAR UNIT #1                        0.864834                     0                        1 VIKING RESOURCES CORPORATION
200318 MILLER #1, H.                             0.875                     0                        1 VIKING RESOURCES CORPORATION
200319 SMITH UNIT #1, D.                         0.875                     0                        1 VIKING RESOURCES CORPORATION
200323 THAYER UNIT #1                            0.875                     0                        1 VIKING RESOURCES CORPORATION
200325 BECK UNITS #1-2                           0.875                     0                        1 VIKING RESOURCES CORPORATION
200337 RAMEY UNIT 1                           0.765625                     0                    0.875 VIKING RESOURCES CORPORATION
200338 BOYCE UNIT #1                             0.875                     0                        1 VIKING RESOURCES CORPORATION
200339 COPE UNIT #1                              0.875                     0                        1 VIKING RESOURCES CORPORATION
200340 MATZ #1                                   0.875                     0                        1 VIKING RESOURCES CORPORATION
200341 MABRY UNIT #1                             0.875                     0                        1 VIKING RESOURCES CORPORATION
200342 SMITH #1,2 & 3, M. & D.                   0.875                     0                        1 VIKING RESOURCES CORPORATION
200345 WALLBROWN UNITS #1-3                   0.849015                     0                        1 VIKING RESOURCES CORPORATION
200348 WALLBROWN UNITS #4(P&A)5,6 & 7         0.845061                     0                        1 VIKING RESOURCES CORPORATION
200352 PLANEL/MELUCH UNITS 1 & 3              0.870045                     0                        1 VIKING RESOURCES CORPORATION
200355 WESTOVER UT. #1 & 2                       0.875                     0                        1 VIKING RESOURCES CORPORATION
200357 HALLOCK #1                                0.875                     0                        1 VIKING RESOURCES CORPORATION
200358 HALLOCK #3                                0.875                     0                        1 VIKING RESOURCES CORPORATION
200360 IBELE #1-2                                0.875                     0                        1 VIKING RESOURCES CORPORATION
200365 O'BROCK UNITS #1-2                     0.847656                     0                        1 VIKING RESOURCES CORPORATION
200367 FOSTER #1-2, R.                           0.875                     0                        1 VIKING RESOURCES CORPORATION
200373 JENKINS #1                                0.875                     0                        1 VIKING RESOURCES CORPORATION
200374 RITTENHOUSE UNIT #1,2 & 3                 0.875                     0                        1 VIKING RESOURCES CORPORATION
200377 RINDCHEN #1                               0.875                     0                        1 VIKING RESOURCES CORPORATION
200378 MOODY UNITS #1-3                        0.89025                     0                        1 VIKING RESOURCES CORPORATION
200381 SLAGLE #1 & 2, D.                         0.875                     0                        1 VIKING RESOURCES CORPORATION
200383 NEUBERT UNIT #1                           0.875                     0                        1 VIKING RESOURCES CORPORATION
200384 SPECHT UNIT #1                          0.87285                     0                        1 VIKING RESOURCES CORPORATION
200385 BALL #1,2 & 3, I.                         0.875                     0                        1 VIKING RESOURCES CORPORATION
200391 FIMPLE #1 & 2                             0.875                     0                        1 VIKING RESOURCES CORPORATION
200395 MONHEMIUS/SNYDER UNIT #1,2 & 3            0.875                     0                        1 VIKING RESOURCES CORPORATION
200401 M & G COAL CO #1 & 2                      0.875                     0                        1 VIKING RESOURCES CORPORATION
200405 HAUBERT/RITTERBECK #1 & 2                 0.875                     0                        1 VIKING RESOURCES CORPORATION
200408 BAIER/FOSTER UNIT #1                      0.875                     0                        1 VIKING RESOURCES CORPORATION
200409 WINBERRY UNIT #1                          0.875                     0                        1 VIKING RESOURCES CORPORATION
200410 LAWVER #1                                 0.875                     0                        1 VIKING RESOURCES CORPORATION
200411 QUALK UNIT #1                             0.875                     0                        1 VIKING RESOURCES CORPORATION
200419 LANZA #1-2                                0.875                     0                        1 VIKING RESOURCES CORPORATION
200421 KRUSE D. UNIT #1-2                        0.875                     0                        1 VIKING RESOURCES CORPORATION
200423 KRUSE/BEDNER UNIT #1,2 & 3                0.875                     0                        1 VIKING RESOURCES CORPORATION
200426 FARNSWORTH UNIT #1,2 & 3                  0.875                     0                        1 VIKING RESOURCES CORPORATION
200429 SAEGER/DEPALMO #3                       0.90451                     0                        1 VIKING RESOURCES CORPORATION
200448 STEFANICK #5,6,7,8 & 9                    0.875                     0                        1 VIKING RESOURCES CORPORATION
200456 GARAUX #1 & 2, I.                      0.847656                     0                        1 VIKING RESOURCES CORPORATION
200458 FOLTZ UNIT #1,2 & 3                     0.87299                     0                        1 VIKING RESOURCES CORPORATION
200461 SLAGLE,P. #1,2,3 & 4                      0.875                     0                        1 VIKING RESOURCES CORPORATION
200467 GRIMES/ZELLER #2                          0.875                     0                        1 VIKING RESOURCES CORPORATION
200469 REPKO #1 & 2                              0.875                     0                        1 VIKING RESOURCES CORPORATION
200471 RABUZZI #1 & 2                            0.875                     0                        1 VIKING RESOURCES CORPORATION
200473 DEARTH #1-2                               0.875                     0                        1 VIKING RESOURCES CORPORATION
200475 FOSNAUGHT #1 & 2                          0.875                     0                        1 VIKING RESOURCES CORPORATION
200477 MILLER/MIKES UNIT #1 & 2               0.876347                     0                        1 VIKING RESOURCES CORPORATION
200480 BEDNER UNIT #1                            0.875                     0                        1 VIKING RESOURCES CORPORATION
200481 SULLIVAN UNITS #1-2                       0.875                     0                        1 VIKING RESOURCES CORPORATION

(RESTUBBED TABLE)

200219 CORBETT/WRITTENBERRY 1 & 2                                             0                          0 OH           PORTAG
200221 JOHNSON/LEGION #1-2                                                    0                          0 OH           PORTAG
200228 MILLER/MCCOY UNIT #1                                                   0                          0 OH           PORTAG
200229 KNOX #1                                                                0                          0 OH           PORTAG
200230 PHILLIPS/MAYFIELD #1                                                   0                          0 OH           PORTAG
200231 PHILLIPS/MAYFIELD #2                                                   0                          0 OH           PORTAG
200232 KRICHBAUM/GLOWSKI UNIT #1                                              0                          0 OH           PORTAG
200245 BALOUGH UNIT #2                                                        0                          0 OH           PORTAG
200246 FRAME UT.(OFM) #1,3 & 4                                                0                          0 OH           PORTAG
200250 BURKEY SR. UNITS #1 & 2                                                0                          0 OH           PORTAG
200252 LEIFHEIT/FASIG UNIT #1 & 2                                             0                          0 OH           PORTAG
200254 PFEILSTICKER/ROBINSON #1                                               0                          0 OH           PORTAG
200255 HARBAUGH #1,2,3 & 4                                                    0                          0 OH           PORTAG
200259 TOMAIKO #1                                                             0                          0 OH           PORTAG
200260 BOOTH-STEVENS UNIT # 1                                                 0                          0 OH           PORTAG
200263 NATALE-STEWART #1                                                      0                          0 OH           PORTAG
200264 HUDAK-SEKEL #1                                                         0                          0 OH           PORTAG
200275 GOLLAN #3                                                              0                          0 OH           PORTAG
200276 DICKEY #4-5                                                            0                          0 OH           PORTAG
200278 HARLEY/DICKEY UNIT # 1                                                 0                          0 OH           PORTAG
200279 HARLEY/DICKEY UNIT # 2                                                 0                          0 OH           PORTAG
200280 HARLEY #2                                                              0                          0 OH           PORTAG
200283 WOLFE #1,2 & 3                                                         0                          0 OH           STARK
200286 WOLFE #4,5,6 & 7                                                       0                          0 OH           STARK
200290 SLATER #1,2,3 & 4                                                      0                          0 OH           STARK
200294 BURKEY WM. UNIT #1                                                     0                          0 OH           PORTAG
200295 ELLSWORTH #1 (OAKGROVE GOLF C)                                         0                          0 OH           PORTAG
200296 ELLSWORTH #2,3 & 4 (OAKGROVE)                                          0                          0 OH           PORTAG
200299 ENGLAND UNITS #1 & 2                                                   0                          0 OH           PORTAG
200301 FRANCIS #1-2                                                           0                          0 OH           PORTAG
200305 ROMEO UNIT #1                                                          0                          0 OH           PORTAG
200313 HOSCHAR UNIT #1                                                        0                          0 OH           PORTAG
200318 MILLER #1, H.                                                          0                          0 OH           STARK
200319 SMITH UNIT #1, D.                                                      0                          0 OH           STARK
200323 THAYER UNIT #1                                                         0                          0 OH           STARK
200325 BECK UNITS #1-2                                                        0                          0 OH           STARK
200337 RAMEY UNIT 1                                                           0                          0 OH           PORTAG
200338 BOYCE UNIT #1                                                          0                          0 OH           STARK
200339 COPE UNIT #1                                                           0                          0 OH           STARK
200340 MATZ #1                                                                0                          0 OH           STARK
200341 MABRY UNIT #1                                                          0                          0 OH           STARK
200342 SMITH #1,2 & 3, M. & D.                                                0                          0 OH           STARK
200345 WALLBROWN UNITS #1-3                                                   0                          0 OH           PORTAG
200348 WALLBROWN UNITS #4(P&A)5,6 & 7                                         0                          0 OH           PORTAG
200352 PLANEL/MELUCH UNITS 1 & 3                                              0                          0 OH           PORTAG
200355 WESTOVER UT. #1 & 2                                                    0                          0 OH           PORTAG
200357 HALLOCK #1                                                             0                          0 OH           PORTAG
200358 HALLOCK #3                                                             0                          0 OH           PORTAG
200360 IBELE #1-2                                                             0                          0 OH           PORTAG
200365 O'BROCK UNITS #1-2                                                     0                          0 OH           MAHONI
200367 FOSTER #1-2, R.                                                        0                          0 OH           PORTAG
200373 JENKINS #1                                                             0                          0 OH           PORTAG
200374 RITTENHOUSE UNIT #1,2 & 3                                              0                          0 OH           STARK
200377 RINDCHEN #1                                                            0                          0 OH           STARK
200378 MOODY UNITS #1-3                                                       0                          0 OH           STARK
200381 SLAGLE #1 & 2, D.                                                      0                          0 OH           STARK
200383 NEUBERT UNIT #1                                                        0                          0 OH           PORTAG
200384 SPECHT UNIT #1                                                         0                          0 OH           PORTAG
200385 BALL #1,2 & 3, I.                                                      0                          0 OH           STARK
200391 FIMPLE #1 & 2                                                          0                          0 OH           STARK
200395 MONHEMIUS/SNYDER UNIT #1,2 & 3                                         0                          0 OH           STARK
200401 M & G COAL CO #1 & 2                                                   0                          0 OH           STARK
200405 HAUBERT/RITTERBECK #1 & 2                                              0                          0 OH           STARK
200408 BAIER/FOSTER UNIT #1                                                   0                          0
200409 WINBERRY UNIT #1                                                       0                          0 OH           STARK
200410 LAWVER #1                                                              0                          0 OH           STARK
200411 QUALK UNIT #1                                                          0                          0 OH           STARK
200419 LANZA #1-2                                                             0                          0 OH           PORTAG
200421 KRUSE D. UNIT #1-2                                                     0                          0 OH           PORTAG
200423 KRUSE/BEDNER UNIT #1,2 & 3                                             0                          0 OH           PORTAG
200426 FARNSWORTH UNIT #1,2 & 3                                               0                          0 OH           STARK
200429 SAEGER/DEPALMO #3                                                      0                          0 OH           STARK
200448 STEFANICK #5,6,7,8 & 9                                                 0                          0 OH           STARK
200456 GARAUX #1 & 2, I.                                                      0                          0 OH           STARK
200458 FOLTZ UNIT #1,2 & 3                                                    0                          0 OH           STARK
200461 SLAGLE,P. #1,2,3 & 4                                                   0                          0 OH           STARK
200467 GRIMES/ZELLER #2                                                       0                          0 OH           STARK
200469 REPKO #1 & 2                                                           0                          0 OH           MAHONI
200471 RABUZZI #1 & 2                                                         0                          0 OH           MAHONI
200473 DEARTH #1-2                                                            0                          0 OH           PORTAG
200475 FOSNAUGHT #1 & 2                                                       0                          0 OH           STARK
200477 MILLER/MIKES UNIT #1 & 2                                               0                          0 OH           STARK
200480 BEDNER UNIT #1                                                         0                          0 OH           PORTAG
200481 SULLIVAN UNITS #1-2                                                    0                          0 OH           PORTAG


200483 THOMAS UNIT #1 & #2                     0.0625                    0.8125                         0                         0
200484 THOMAS UNIT #2                          0.0625                    0.8125                         0                         0
200485 THOMAS UNITS #3-4                       0.0625                    0.8125                         0                         0
200487 KIKO #2                                 0.0625                    0.8125                         0                         0
200489 UNKEFER UNIT #1 & 2                     0.0625                    0.8125                         0                         0
200491 TOMPULIS UNIT #1 & 3                    0.0625                    0.8125                         0                         0
200492 HODEL/SLACK UNIT #1                     0.0625                    0.8125                         0                         0
200494 LYONS #1                                     0                    0.4375                         0                         0
200495 THOMAS #5                                    0                  0.829428                         0                         0
200496 STRONG #1                                    0                     0.875                         0                         0
200497 WALTZ #1                                     0                     0.875                         0                         0
200513 ROHRER UNIT #1-2                             0                     0.875                         0                         0
200518 STILLION UNIT #2                             0                      0.84                         0                         0
200527 OWENS/ICKES UNITS #1,2 & 3              0.0625                    0.8125                         0                         0
200530 WAYNE FARMS UNIT #1,2 & 3               0.0625                    0.8125                         0                         0
200533 COUTS/RACH UNIT #1                      0.0625                    0.8125                         0                         0
200534 BOYER/VINSON UNIT #1 & 2              0.143328                    0.8125                         0                         0
200537 SLUSS CLAPPER UNIT #1 & 2               0.0625                    0.8125                         0                         0
200541 BEATTY #1,2 & 3                         0.0625                    0.8125                         0                         0
200550 MARKLE #1 & 2                                0                     0.875                         0                         0
200552 LYTLE #1,2 & 3                        0.000233                  0.873448                         0                         0
200557 YODER UNIT #1                                0                     0.875                         0                         0
200560 SPEAKMAN #1 & #2                             0                  0.844861                         0                         0
200566 ARRASMITH #1,3 & 4                           0                     0.875                         0                         0
200575 M & G COAL UNIT #3                           0                     0.875                         0                         0
200576 DIRENZO/FIMPLE 1,3 & 4                  0.0625                    0.8125                         0                         0
200580 MILLER/SMITH UNIT #1,2 & 3              0.0625                    0.8125                         0                         0
200584 DIRENZO UNIT #5 (PDL)                   0.0625                         0                         0                         0
200585 WALTZ UNIT #5                                0                  0.880265                         0                         0
200587 BOOTH-MILLER #1                              0                     0.875                         0                         0
200610 HEISER #1-4                             0.0625                    0.8125                         0                         0
200614 SKYLINE LAND CO. UN.#2,3,5              0.0625                    0.8125                         0                         0
200627 KANNEY-FORESTER UNIT #1 & 2             0.0625                    0.8125                         0                         0
200636 BEAN #1 & 2                             0.0625                    0.8125                         0                         0
200638 HILLES #1,2,3 & 4                       0.0625                    0.8125                         0                         0
200640 TOKICH #1,2 & 3                         0.0625                    0.8125                         0                         0
200643 BROWN #1 & 3, R.G.                      0.0625                    0.8125                         0                         0
200646 DARBY UNIT #1,2 & 3                     0.0625                    0.8125                         0                         0
200651 F.C.F. REALTY UNIT #1,2 & 3           0.137915                    0.8125                         0                         0
200664 BRUTTO #1                                    0                  0.844375                         0                         0
200666 THOMAS #6,7 & 8                         0.0625                    0.8125                         0                         0
200672 SWITTER UNITS #1,3 & 4                  0.0625                    0.8125                         0                         0
200680 THOMAS #9                                    0                   0.65625                         0                         0
200682 HIGHLAND SCHOOLS #1                     0.0625                    0.8125                         0                         0
200683 BLAKSLEE UNIT #1 & 3                    0.0625                    0.8125                         0                         0
200688 SKYLINE LAND CO. #1 & 4                 0.0625                    0.8125                         0                         0
200690 HAWK UNIT #1                            0.0625                    0.8125                         0                         0
200691 TOFILSKI UNIT #1 & 2                    0.0625                    0.8125                         0                         0
200694 LAKE MILTON FISH & G #1 & 2             0.0625                    0.8125                         0                         0
200696 TWARK UNIT #1 & 2                       0.0625                    0.8125                         0                         0
200698 ROOSA UNIT #1                         0.035156                    0.8125                         0                         0
200699 BROWN #1, H.                            0.0625                    0.8125                         0                         0
200700 MARTIN UNIT #1 & 2                      0.0625                    0.8125                         0                         0
200703 STEFANICK UNIT #10                      0.0625                    0.7425                         0                         0
200704 ADLER UNIT #1 & 2                       0.0625                    0.8125                         0                         0
200709 SINN/CRITES UNIT #1 & 2                 0.0625                    0.8125                         0                         0
200711 BEDELL/GATRELL UNIT #1 & 2              0.0625                    0.8125                         0                         0
200713 AHART UNIT # 1 & 2                      0.0625                    0.8125                         0                         0
200716 FANNIN UNIT #3                        0.078452                    0.8125                         0                         0
200721 MIX UNIT #4,5 & 6, T.                 0.042579                    0.8125                         0                         0
200725 SWITTER UNIT #5                         0.0625                    0.8125                         0                         0
200736 WOOLMAN,G.UNIT #1,2 & 3               0.016616                  0.888439                         0                         0
200739 WALTERS #1                                   0                  0.847656                         0                         0
200761 LAMANCUSA #3-4                          0.0625                    0.8125                         0                         0
200763 TAYLOR UNIT #2                          0.0625                    0.8125                         0                         0
200764 SANDSTROM UN. #1                        0.0625                    0.8125                         0                         0
200765 POWELL/MORACCO UN #1                    0.0625                    0.8125                         0                         0
200766 MUNI UN. #1                             0.0625                    0.8125                         0                         0
200782 REPICH UNIT #1                          0.0625                    0.8125                         0                         0
200783 HILLES UN. #6                           0.0625                    0.8125                         0                         0
200784 JAITE UN. #2                          0.065588                    0.8125                         0                         0
200798 HAWKINS UN.#1                           0.0625                    0.8125                         0                         0
200799 RAKESTRAW UN. #3                      0.068278                    0.8125                         0                         0
200808 GRAF GROWERS #1-2                       0.0625                    0.8125                         0                         0
200838 FITZGERALD UNIT #2                      0.0625                    0.8125                         0                         0
200863 STEPHENS UNIT #1                        0.0625                    0.8125                         0                         0
200875 LIEBERTH UNIT #5                             0                     0.875                         0                         0
200877 KING UNIT #5                                 0                     0.875                         0                         0


200932 HILL #2                                      0                   0.83125                         0                         0
200934 TAYLOR UNIT #1 & 3                           0                   0.83125                         0                         0
200936 GRAF GROWERS UNIT #3                         0                   0.83125                         0                         0
200942 KING #4                                      0                     0.875                         0                         0


                                                                           48

(RESTUBBED TABLE)

200483 THOMAS UNIT #1 & #2                       0.875                      0                       1 VIKING RESOURCES CORPORATION
200484 THOMAS UNIT #2                            0.875                      0                       1 VIKING RESOURCES CORPORATION
200485 THOMAS UNITS #3-4                         0.875                      0                       1 VIKING RESOURCES CORPORATION
200487 KIKO #2                                   0.875                      0                       1 VIKING RESOURCES CORPORATION
200489 UNKEFER UNIT #1 & 2                       0.875                      0                       1 VIKING RESOURCES CORPORATION
200491 TOMPULIS UNIT #1 & 3                      0.875                      0                       1 VIKING RESOURCES CORPORATION
200492 HODEL/SLACK UNIT #1                       0.875                      0                       1 VIKING RESOURCES CORPORATION
200494 LYONS #1                                 0.4375                      0                     0.5 VIKING RESOURCES CORPORATION
200495 THOMAS #5                              0.829428                      0                 0.94792 VIKING RESOURCES CORPORATION
200496 STRONG #1                                 0.875                      0                       1 VIKING RESOURCES CORPORATION
200497 WALTZ #1                                  0.875                      0                       1 VIKING RESOURCES CORPORATION
200513 ROHRER UNIT #1-2                          0.875                      0                       1 VIKING RESOURCES CORPORATION
200518 STILLION UNIT #2                           0.84                      0                       1 VIKING RESOURCES CORPORATION
200527 OWENS/ICKES UNITS #1,2 & 3                0.875                      0                       1 VIKING RESOURCES CORPORATION
200530 WAYNE FARMS UNIT #1,2 & 3                 0.875                      0                       1 VIKING RESOURCES CORPORATION
200533 COUTS/RACH UNIT #1                        0.875                      0                       1 VIKING RESOURCES CORPORATION
200534 BOYER/VINSON UNIT #1 & 2               0.955828                      0                       1 VIKING RESOURCES CORPORATION
200537 SLUSS CLAPPER UNIT #1 & 2                 0.875                      0                       1 VIKING RESOURCES CORPORATION
200541 BEATTY #1,2 & 3                           0.875                      0                       1 VIKING RESOURCES CORPORATION
200550 MARKLE #1 & 2                             0.875                      0                       1 VIKING RESOURCES CORPORATION
200552 LYTLE #1,2 & 3                         0.873681                      0                       1 VIKING RESOURCES CORPORATION
200557 YODER UNIT #1                             0.875                      0                       1 VIKING RESOURCES CORPORATION
200560 SPEAKMAN #1 & #2                       0.844861                      0                       1 VIKING RESOURCES CORPORATION
200566 ARRASMITH #1,3 & 4                        0.875                      0                       1 VIKING RESOURCES CORPORATION
200575 M & G COAL UNIT #3                        0.875                      0                       1 VIKING RESOURCES CORPORATION
200576 DIRENZO/FIMPLE 1,3 & 4                    0.875                      0                       1 VIKING RESOURCES CORPORATION
200580 MILLER/SMITH UNIT #1,2 & 3                0.875                      0                       1 VIKING RESOURCES CORPORATION
200584 DIRENZO UNIT #5 (PDL)                    0.0625                      0                       0 VIKING RESOURCES CORPORATION
200585 WALTZ UNIT #5                          0.880265                      0                       1 VIKING RESOURCES CORPORATION
200587 BOOTH-MILLER #1                           0.875                      0                       1 VIKING RESOURCES CORPORATION
200610 HEISER #1-4                               0.875                      0                       1 VIKING RESOURCES CORPORATION
200614 SKYLINE LAND CO. UN.#2,3,5                0.875                      0                       1 VIKING RESOURCES CORPORATION
200627 KANNEY-FORESTER UNIT #1 & 2               0.875                      0                       1 VIKING RESOURCES CORPORATION
200636 BEAN #1 & 2                               0.875                      0                       1 VIKING RESOURCES CORPORATION
200638 HILLES #1,2,3 & 4                         0.875                      0                       1 VIKING RESOURCES CORPORATION
200640 TOKICH #1,2 & 3                           0.875                      0                       1 VIKING RESOURCES CORPORATION
200643 BROWN #1 & 3, R.G.                        0.875                      0                       1 VIKING RESOURCES CORPORATION
200646 DARBY UNIT #1,2 & 3                       0.875                      0                       1 VIKING RESOURCES CORPORATION
200651 F.C.F. REALTY UNIT #1,2 & 3            0.950415                      0                       1 VIKING RESOURCES CORPORATION
200664 BRUTTO #1                              0.844375                      0                       1 VIKING RESOURCES CORPORATION
200666 THOMAS #6,7 & 8                           0.875                      0                       1 VIKING RESOURCES CORPORATION
200672 SWITTER UNITS #1,3 & 4                    0.875                      0                       1 VIKING RESOURCES CORPORATION
200680 THOMAS #9                               0.65625                      0                    0.75 VIKING RESOURCES CORPORATION
200682 HIGHLAND SCHOOLS #1                       0.875                      0                       1 VIKING RESOURCES CORPORATION
200683 BLAKSLEE UNIT #1 & 3                      0.875                      0                       1 VIKING RESOURCES CORPORATION
200688 SKYLINE LAND CO. #1 & 4                   0.875                      0                       1 VIKING RESOURCES CORPORATION
200690 HAWK UNIT #1                              0.875                      0                       1 VIKING RESOURCES CORPORATION
200691 TOFILSKI UNIT #1 & 2                      0.875                      0                       1 VIKING RESOURCES CORPORATION
200694 LAKE MILTON FISH & G #1 & 2               0.875                      0                       1 VIKING RESOURCES CORPORATION
200696 TWARK UNIT #1 & 2                         0.875                      0                       1 VIKING RESOURCES CORPORATION
200698 ROOSA UNIT #1                          0.847656                      0                       1 VIKING RESOURCES CORPORATION
200699 BROWN #1, H.                              0.875                      0                       1 VIKING RESOURCES CORPORATION
200700 MARTIN UNIT #1 & 2                        0.875                      0                       1 VIKING RESOURCES CORPORATION
200703 STEFANICK UNIT #10                        0.805                      0                       1 VIKING RESOURCES CORPORATION
200704 ADLER UNIT #1 & 2                         0.875                      0                       1 VIKING RESOURCES CORPORATION
200709 SINN/CRITES UNIT #1 & 2                   0.875                      0                       1 VIKING RESOURCES CORPORATION
200711 BEDELL/GATRELL UNIT #1 & 2                0.875                      0                       1 VIKING RESOURCES CORPORATION
200713 AHART UNIT # 1 & 2                        0.875                      0                       1 VIKING RESOURCES CORPORATION
200716 FANNIN UNIT #3                         0.890952                      0                       1 VIKING RESOURCES CORPORATION
200721 MIX UNIT #4,5 & 6, T.                  0.855079                      0                       1 VIKING RESOURCES CORPORATION
200725 SWITTER UNIT #5                           0.875                      0                       1 VIKING RESOURCES CORPORATION
200736 WOOLMAN,G.UNIT #1,2 & 3                0.905055                      0                       1 VIKING RESOURCES CORPORATION
200739 WALTERS #1                             0.847656                      0                       1 VIKING RESOURCES CORPORATION
200761 LAMANCUSA #3-4                            0.875                      0                       1 VIKING RESOURCES CORPORATION
200763 TAYLOR UNIT #2                            0.875                      0                       1 VIKING RESOURCES CORPORATION
200764 SANDSTROM UN. #1                          0.875                      0                       1 VIKING RESOURCES CORPORATION
200765 POWELL/MORACCO UN #1                      0.875                      0                       1 VIKING RESOURCES CORPORATION
200766 MUNI UN. #1                               0.875                      0                       1 VIKING RESOURCES CORPORATION
200782 REPICH UNIT #1                            0.875                      0                       1 VIKING RESOURCES CORPORATION
200783 HILLES UN. #6                             0.875                      0                       1 VIKING RESOURCES CORPORATION
200784 JAITE UN. #2                           0.878088                      0                       1 VIKING RESOURCES CORPORATION
200798 HAWKINS UN.#1                             0.875                      0                       1 VIKING RESOURCES CORPORATION
200799 RAKESTRAW UN. #3                       0.880778                      0                       1 VIKING RESOURCES CORPORATION
200808 GRAF GROWERS #1-2                         0.875                      0                       1 VIKING RESOURCES CORPORATION
200838 FITZGERALD UNIT #2                        0.875                      0                       1 VIKING RESOURCES CORPORATION
200863 STEPHENS UNIT #1                          0.875                      0                       1 VIKING RESOURCES CORPORATION
200875 LIEBERTH UNIT #5                          0.875                      0                       1 VIKING RESOURCES CORPORATION
200877 KING UNIT #5                              0.875                      0                       1 VIKING RESOURCES CORPORATION


200932 HILL #2                                 0.83125                      0                    0.95 VIKING RESOURCES CORPORATION
200934 TAYLOR UNIT #1 & 3                      0.83125                      0                    0.95 VIKING RESOURCES CORPORATION
200936 GRAF GROWERS UNIT #3                    0.83125                      0                    0.95 VIKING RESOURCES CORPORATION
200942 KING #4                                   0.875                      0                       1 VIKING RESOURCES CORPORATION

(RESTUBBED TABLE)

200483 THOMAS UNIT #1 & #2                                                       0                          0 OH           PORTAG
200484 THOMAS UNIT #2                                                            0                          0
200485 THOMAS UNITS #3-4                                                         0                          0 OH           PORTAG
200487 KIKO #2                                                                   0                          0 OH           STARK
200489 UNKEFER UNIT #1 & 2                                                       0                          0 OH           STARK
200491 TOMPULIS UNIT #1 & 3                                                      0                          0 OH           STARK
200492 HODEL/SLACK UNIT #1                                                       0                          0 OH           STARK
200494 LYONS #1                                                                  0                          0 OH           STARK
200495 THOMAS #5                                                                 0                          0 OH           PORTAG
200496 STRONG #1                                                                 0                          0 OH           PORTAG
200497 WALTZ #1                                                                  0                          0 OH           STARK
200513 ROHRER UNIT #1-2                                                          0                          0 OH           STARK
200518 STILLION UNIT #2                                                          0                          0 OH           STARK
200527 OWENS/ICKES UNITS #1,2 & 3                                                0                          0 OH           STARK
200530 WAYNE FARMS UNIT #1,2 & 3                                                 0                          0 OH           STARK
200533 COUTS/RACH UNIT #1                                                        0                          0 OH           STARK
200534 BOYER/VINSON UNIT #1 & 2                                                  0                          0 OH           STARK
200537 SLUSS CLAPPER UNIT #1 & 2                                                 0                          0 OH           STARK
200541 BEATTY #1,2 & 3                                                           0                          0 OH           CARROL
200550 MARKLE #1 & 2                                                             0                          0 OH           STARK
200552 LYTLE #1,2 & 3                                                            0                          0 OH           STARK
200557 YODER UNIT #1                                                             0                          0 OH           STARK
200560 SPEAKMAN #1 & #2                                                          0                          0 OH           STARK
200566 ARRASMITH #1,3 & 4                                                        0                          0 OH           STARK
200575 M & G COAL UNIT #3                                                        0                          0 OH           STARK
200576 DIRENZO/FIMPLE 1,3 & 4                                                    0                          0 OH           STARK
200580 MILLER/SMITH UNIT #1,2 & 3                                                0                          0 OH           STARK
200584 DIRENZO UNIT #5 (PDL)                                                     0                          0 OH           STARK
200585 WALTZ UNIT #5                                                             0                          0 OH           STARK
200587 BOOTH-MILLER #1                                                           0                          0 OH           STARK
200610 HEISER #1-4                                                               0                          0 OH           MAHONI
200614 SKYLINE LAND CO. UN.#2,3,5                                                0                          0 OH           MAHONI
200627 KANNEY-FORESTER UNIT #1 & 2                                               0                          0 OH           STARK
200636 BEAN #1 & 2                                                               0                          0 OH           MAHONI
200638 HILLES #1,2,3 & 4                                                         0                          0 OH           MAHONI
200640 TOKICH #1,2 & 3                                                           0                          0 OH           MAHONI
200643 BROWN #1 & 3, R.G.                                                        0                          0 OH           MAHONI
200646 DARBY UNIT #1,2 & 3                                                       0                          0 OH           MAHONI
200651 F.C.F. REALTY UNIT #1,2 & 3                                               0                          0 OH           MAHONI
200664 BRUTTO #1                                                                 0                          0 OH           STARK
200666 THOMAS #6,7 & 8                                                           0                          0 OH           PORTAG
200672 SWITTER UNITS #1,3 & 4                                                    0                          0 OH           MEDINA
200680 THOMAS #9                                                                 0                          0 OH           PORTAG
200682 HIGHLAND SCHOOLS #1                                                       0                          0 OH           MEDINA
200683 BLAKSLEE UNIT #1 & 3                                                      0                          0 OH           MEDINA
200688 SKYLINE LAND CO. #1 & 4                                                   0                          0 OH           MAHONI
200690 HAWK UNIT #1                                                              0                          0 OH           PORTAG
200691 TOFILSKI UNIT #1 & 2                                                      0                          0 OH           MAHONI
200694 LAKE MILTON FISH & G #1 & 2                                               0                          0 OH           MAHONI
200696 TWARK UNIT #1 & 2                                                         0                          0 OH           PORTAG
200698 ROOSA UNIT #1                                                             0                          0 OH           PORTAG
200699 BROWN #1, H.                                                              0                          0 OH           MAHONI
200700 MARTIN UNIT #1 & 2                                                        0                          0 OH           PORTAG
200703 STEFANICK UNIT #10                                                        0                          0 OH           STARK
200704 ADLER UNIT #1 & 2                                                         0                          0 OH           STARK
200709 SINN/CRITES UNIT #1 & 2                                                   0                          0 OH           MAHONI
200711 BEDELL/GATRELL UNIT #1 & 2                                                0                          0 OH           MAHONI
200713 AHART UNIT # 1 & 2                                                        0                          0 OH           MAHONI
200716 FANNIN UNIT #3                                                            0                          0 OH           PORTAG
200721 MIX UNIT #4,5 & 6, T.                                                     0                          0 OH           PORTAG
200725 SWITTER UNIT #5                                                           0                          0 OH           MEDINA
200736 WOOLMAN,G.UNIT #1,2 & 3                                                   0                          0 OH           MAHONI
200739 WALTERS #1                                                                0                          0 OH           PORTAG
200761 LAMANCUSA #3-4                                                            0                          0 OH           MAHONI
200763 TAYLOR UNIT #2                                                            0                          0 OH           MAHONI
200764 SANDSTROM UN. #1                                                          0                          0 OH           MAHONI
200765 POWELL/MORACCO UN #1                                                      0                          0
200766 MUNI UN. #1                                                               0                          0 OH           MAHONI
200782 REPICH UNIT #1                                                            0                          0 OH           MAHONI
200783 HILLES UN. #6                                                             0                          0 OH           MAHONI
200784 JAITE UN. #2                                                              0                          0 OH           PORTAG
200798 HAWKINS UN.#1                                                             0                          0 OH           MAHONI
200799 RAKESTRAW UN. #3                                                          0                          0 OH           MAHONI
200808 GRAF GROWERS #1-2                                                         0                          0 OH           SUMMIT
200838 FITZGERALD UNIT #2                                                        0                          0 OH           WAYNE
200863 STEPHENS UNIT #1                                                          0                          0
200875 LIEBERTH UNIT #5                                                          0                          0 OH           WAYNE
200877 KING UNIT #5                                                              0                          0 OH           WAYNE
                                                                                 0                          0 OH           LAKE
                                                                                 0                          0 OH           LAKE
200932 HILL #2                                                                   0                          0 OH           PORTAG
200934 TAYLOR UNIT #1 & 3                                                        0                          0 OH           MAHONI
200936 GRAF GROWERS UNIT #3                                                      0                          0 OH           SUMMIT
200942 KING #4                                                                   0                          0 OH           WAYNE



200964 BOLTZ #1-2                             0.03125                    0.8125                         0                         0
200990 STEPHENS #4                             0.0625                    0.8125                         0                         0
201011 ESHLER/BROWN #2-3 (#3 P&A)                   0                      0.84                         0                         0
201022 MUNI UNIT #2                                 0                      0.84                         0                         0
201023 LAKESIDE CAMPGROUND #1                       0                      0.84                         0                         0

201082 JACKSON #1 (NORTHWOOD)                  0.0625                         0                         0                         0
201083 VANNATTER/CUNNINGHAM(NORTHWOOD          0.0625                         0                         0                         0
201151 MARVIN #1                                    0                     0.875                         0                         0
201152 PORTAGE SUMMIT F&S #3                  0.03125                0.83320313                         0                         0
201154 PUGH #3                                 0.0625                    0.8125                         0                         0
201155 MATHEOS #2                              0.0225                    0.8125                         0                         0
201156 CUMMINS #2                              0.0225                    0.8125                         0                         0
201160 THOMAS-FAGERT #15 (EASTERN STA         0.03125                         0                         0                         0
201200 DZURO-KOVACS UNIT #1                   0.03125                    0.8125                         0                         0
201218 SHEEP CREEK FED.#27-28(WHITING      0.00155761                         0                         0                         0
201228 BETTIS #1                               0.0625                    0.8125                         0                         0
201231 FAGERT #2-3                                  0                   0.84375                         0                         0
201239 MCGEE #2                                     0                    0.4025                         0                         0
201240 NAGLE #2 & #3, O.                      0.03125                   0.84375                         0                         0
201241 RAMEY UNIT 2                                 0                0.77628904                         0                         0
201242 WALTERS #2                                   0                0.78759176                         0                         0
201246 DVORACEK #1-2                                0                  0.456741                         0                         0
201248 SWIGER #1                                    0                0.80482428                         0                         0
201250 DUBETZ #1                                    0                     0.805                         0                         0
201277 UNITED BAPTIST CAMP                          0                   0.87135                         0                         0
201278 WELLING #2                                   0                     0.875                         0                         0
201280 CITY/ALLIANCE #1,2,3 & 4              0.008577                0.83320313                         0                         0
201285 JONES UNIT #1                          0.03125                0.83320313                         0                         0
201286 JOHNSON UNIT #1                       0.055541                0.83320313                         0                         0
201287 MATHEOS #3                            0.017683                0.83320313                         0                         0
201288 HUPP UNIT #2                          0.018204                0.83320313                         0                         0
201289 USA/MCKIBBEN #1,2 & 3                 0.029801                0.82190613                         0                         0
201292 MYERS,ALTON UNIT #1                    0.03125                0.74882813                         0                         0
201297 NEUBERT UNIT #2                        0.03125                   0.84375                         0                         0
201298 BOOTH/BRAUNS UNIT #1                    0.0375                   0.84375                         0                         0
201301 MINEAR #1                              0.02902                   0.84375                         0                         0
201302 BUCARION UNIT #1                             0                  0.877454                         0                         0
201305 TAYLOR/USA UNIT #2                           0                    0.4375                         0                         0
201306 MEEKS/USA UNIT #1                            0                    0.4375                         0                         0
201307 ESHLER/USA UNIT #1                           0                0.29166668                         0                         0
201308 USA/MCKIBBEN #4                        0.03125                   0.84375                         0                         0
201311 BUCARION UNIT #2                             0                  0.659959                         0                         0
201313 KIRKBRIDE/USA #1                             0                0.29166668                         0                         0
201314 KIRKBRIDE/USA UNIT # 2                       0                0.29166668                         0                         0
201316 CITY OF ALLIANCE # 6                         0                  0.849415                         0                         0
201317 GRISEZ/USA #1 (EVERFLOW)                     0                    0.4375                         0                         0
201337 HOOD UNIT #1 & 2                             0                  0.652113                         0                         0
201338 MARTIN UNIT #1, R.                           0                   0.65625                         0                         0
201339 SCHISLER/USA #1                              0                   0.65625                         0                         0
201342 KORKEL UNIT #2 & #3                   0.011379                   0.64512                         0                         0

201358 HOOD UNIT #3                          0.025734                   0.84375                         0                         0
201360 NIEHAUS UNIT #1                        0.02169                   0.84375                         0                         0
201362 ZINDELL/KOVACS #1 & 2                   0.0625                    0.8125                         0                         0
201371 OBERLIN #2                                   0                     0.875                         0                         0
201383 TAYLOR/USA #3 (EVERFLOW)                     0                    0.4375                         0                         0
201384 PARISO UNIT #1 & 2                           0                     0.875                         0                         0
201393 BUNKER HILL WELL #1                      0.035                     0.672                         0                         0
201394 HARNEY WELL #1                        0.034661                     0.672                         0                         0
201395 JOHNSON/LEGION UNIT #3                0.051587                     0.672                         0                         0
201396 DONNELLY WELL #1                         0.035                     0.672                         0                         0
201398 WALLBROWN WELL #8                      0.00375                     0.672                         0                         0
201405 STARNER WELL #2                          0.035                     0.672                         0                         0
201406 CHERRY FEDERAL #1                            0                   0.85932                         0                         0
201407 MOULTON #1 (EOG #3727)                       0                    0.8125                         0                         0
201408 OBERLIN POOL #1                              0                   0.82541                         0                         0
201409 REYNOLDS UNIT #1 (&EOG MASTER)               0                  0.818354                         0                         0
201410 FRANTZ #2                                0.035                     0.672                         0                         0
201417 WILLOUGHBY #1                            0.025                      0.85                         0                         0
201418 REMINGER #1                                  0                      0.85                         0                         0
201419 FROST UT # 3                             0.025                0.77329687                         0                         0
201420 FROST #2                                 0.025                0.77329687                         0                         0
201422 FROST #1 & 6                             0.025                0.80641372                         0                         0
201425 JIROUSEK #1                            0.01875                0.59876912                         0                         0
201429 CHADWICK-JIROUSEK #1                0.03964904                0.75983374                         0                         0
201430 CHADWICK-JIROUSEK #2                 0.0406422                0.81288905                         0                         0
201431 STACHOWSKI #1                          0.03125                   0.84375                         0                         0
201433 MAYFIELD UT.# 1                        0.03125                   0.84375                         0                         0
201434 POPADICH #2                            0.03125                 0.7279105                         0                         0
201438 FROST # 5                                0.025                0.08374382                         0                         0
201440 STACHOWSKI #2                            0.025                0.83948125                         0                         0
201444 CHAYKOWSKI-FROST #2                      0.025                0.81132236                         0                         0
201445 MCCRACKEN #1 (EQUITY)                    0.025                         0                         0                         0


                                                                           49

(RESTUBBED TABLE)

200964 BOLTZ #1-2                              0.84375                  0                          1 VIKING RESOURCES CORPORATION
200990 STEPHENS #4                               0.875                  0                          1 VIKING RESOURCES CORPORATION
201011 ESHLER/BROWN #2-3 (#3 P&A)                 0.84                  0                       0.96 VIKING RESOURCES CORPORATION
201022 MUNI UNIT #2                               0.84                  0                       0.96 VIKING RESOURCES CORPORATION
201023 LAKESIDE CAMPGROUND #1                     0.84                  0                       0.96 VIKING RESOURCES CORPORATION

201082 JACKSON #1 (NORTHWOOD)                   0.0625                  0                          0 VIKING RESOURCES CORPORATION
201083 VANNATTER/CUNNINGHAM(NORTHWOOD           0.0625                  0                          0 VIKING RESOURCES CORPORATION
201151 MARVIN #1                                 0.875                  0                          1 VIKING RESOURCES CORPORATION
201152 PORTAGE SUMMIT F&S #3                0.86445313                  0                     0.9875 VIKING RESOURCES CORPORATION
201154 PUGH #3                                   0.875                  0                          1 VIKING RESOURCES CORPORATION
201155 MATHEOS #2                                0.835                  0                          1 VIKING RESOURCES CORPORATION
201156 CUMMINS #2                                0.835                  0                          1 VIKING RESOURCES CORPORATION
201160 THOMAS-FAGERT #15 (EASTERN STA          0.03125                  0                          0 VIKING RESOURCES CORPORATION
201200 DZURO-KOVACS UNIT #1                    0.84375                  0                          1 VIKING RESOURCES CORPORATION
201218 SHEEP CREEK FED.#27-28(WHITING       0.00155761                  0                          1 VIKING RESOURCES CORPORATION
201228 BETTIS #1                                 0.875                  0                          1 VIKING RESOURCES CORPORATION
201231 FAGERT #2-3                             0.84375                  0                          1 VIKING RESOURCES CORPORATION
201239 MCGEE #2                                 0.4025                  0                       0.46 VIKING RESOURCES CORPORATION
201240 NAGLE #2 & #3, O.                         0.875                  0                          1 VIKING RESOURCES CORPORATION
201241 RAMEY UNIT 2                         0.77628904                  0                     0.8975 VIKING RESOURCES CORPORATION
201242 WALTERS #2                           0.78759176                  0                       0.92 VIKING RESOURCES CORPORATION
201246 DVORACEK #1-2                          0.456741                  0                       0.46 VIKING RESOURCES CORPORATION
201248 SWIGER #1                            0.80482428                  0                       0.92 VIKING RESOURCES CORPORATION
201250 DUBETZ #1                                 0.805                  0                       0.92 VIKING RESOURCES CORPORATION
201277 UNITED BAPTIST CAMP                     0.87135                  0                          1 VIKING RESOURCES CORPORATION
201278 WELLING #2                                0.875                  0                          1 VIKING RESOURCES CORPORATION
201280 CITY/ALLIANCE #1,2,3 & 4             0.84178013                  0                     0.9875 VIKING RESOURCES CORPORATION
201285 JONES UNIT #1                        0.86445313                  0                     0.9875 VIKING RESOURCES CORPORATION
201286 JOHNSON UNIT #1                      0.88874413                  0                     0.9875 VIKING RESOURCES CORPORATION
201287 MATHEOS #3                           0.85088613                  0                     0.9875 VIKING RESOURCES CORPORATION
201288 HUPP UNIT #2                         0.85140713                  0                     0.9875 VIKING RESOURCES CORPORATION
201289 USA/MCKIBBEN #1,2 & 3                0.85170713                  0                     0.9875 VIKING RESOURCES CORPORATION
201292 MYERS,ALTON UNIT #1                  0.78007813                  0                     0.8875 VIKING RESOURCES CORPORATION
201297 NEUBERT UNIT #2                           0.875                  0                          1 VIKING RESOURCES CORPORATION
201298 BOOTH/BRAUNS UNIT #1                    0.88125                  0                          1 VIKING RESOURCES CORPORATION
201301 MINEAR #1                               0.87277                  0                          1 VIKING RESOURCES CORPORATION
201302 BUCARION UNIT #1                       0.877454                  0                          1 VIKING RESOURCES CORPORATION
201305 TAYLOR/USA UNIT #2                       0.4375                  0                        0.5 VIKING RESOURCES CORPORATION
201306 MEEKS/USA UNIT #1                        0.4375                  0                        0.5 VIKING RESOURCES CORPORATION
201307 ESHLER/USA UNIT #1                   0.29166668                  0                 0.33333333 VIKING RESOURCES CORPORATION
201308 USA/MCKIBBEN #4                           0.875                  0                          1 VIKING RESOURCES CORPORATION
201311 BUCARION UNIT #2                       0.659959                  0                       0.75 VIKING RESOURCES CORPORATION
201313 KIRKBRIDE/USA #1                     0.29166668                  0                 0.33333333 VIKING RESOURCES CORPORATION
201314 KIRKBRIDE/USA UNIT # 2               0.29166668                  0                 0.33333333 VIKING RESOURCES CORPORATION
201316 CITY OF ALLIANCE # 6                   0.849415                  0                          1 VIKING RESOURCES CORPORATION
201317 GRISEZ/USA #1 (EVERFLOW)                 0.4375                  0                          1 VIKING RESOURCES CORPORATION
201337 HOOD UNIT #1 & 2                       0.652113                  0                       0.75 VIKING RESOURCES CORPORATION
201338 MARTIN UNIT #1, R.                      0.65625                  0                       0.75 VIKING RESOURCES CORPORATION
201339 SCHISLER/USA #1                         0.65625                  0                       0.75 VIKING RESOURCES CORPORATION
201342 KORKEL UNIT #2 & #3                    0.656499                  0                       0.75 VIKING RESOURCES CORPORATION

201358 HOOD UNIT #3                           0.869484                  0                          1 VIKING RESOURCES CORPORATION
201360 NIEHAUS UNIT #1                         0.86544                  0                          1 VIKING RESOURCES CORPORATION
201362 ZINDELL/KOVACS #1 & 2                     0.875                  0                          1 VIKING RESOURCES CORPORATION
201371 OBERLIN #2                                0.875                  0                          1 VIKING RESOURCES CORPORATION
201383 TAYLOR/USA #3 (EVERFLOW)                 0.4375                  0                          1 VIKING RESOURCES CORPORATION
201384 PARISO UNIT #1 & 2                        0.875                  0                          1 VIKING RESOURCES CORPORATION
201393 BUNKER HILL WELL #1                       0.707                  0                        0.8 VIKING RESOURCES CORPORATION
201394 HARNEY WELL #1                         0.706661                  0                        0.8 VIKING RESOURCES CORPORATION
201395 JOHNSON/LEGION UNIT #3                 0.723587                  0                        0.8 VIKING RESOURCES CORPORATION
201396 DONNELLY WELL #1                          0.707                  0                        0.8 VIKING RESOURCES CORPORATION
201398 WALLBROWN WELL #8                       0.67575                  0                        0.8 VIKING RESOURCES CORPORATION
201405 STARNER WELL #2                           0.707                  0                        0.8 VIKING RESOURCES CORPORATION
201406 CHERRY FEDERAL #1                       0.85932                  0                          1 VIKING RESOURCES CORPORATION
201407 MOULTON #1 (EOG #3727)                   0.8125                  0                          1 VIKING RESOURCES CORPORATION
201408 OBERLIN POOL #1                         0.82541                  0                          1 VIKING RESOURCES CORPORATION
201409 REYNOLDS UNIT #1 (&EOG MASTER)         0.818354                  0                          1 VIKING RESOURCES CORPORATION
201410 FRANTZ #2                                 0.707                  0                        0.8 VIKING RESOURCES CORPORATION
201417 WILLOUGHBY #1                             0.875                  0                          1 VIKING RESOURCES CORPORATION
201418 REMINGER #1                                0.85                  0                          1 VIKING RESOURCES CORPORATION
201419 FROST UT # 3                         0.79829687                  0                       0.94 VIKING RESOURCES CORPORATION
201420 FROST #2                             0.79829687                  0                       0.94 VIKING RESOURCES CORPORATION
201422 FROST #1 & 6                         0.83141372                  0                   0.980256 VIKING RESOURCES CORPORATION
201425 JIROUSEK #1                          0.61751912                  0                   0.721562 VIKING RESOURCES CORPORATION
201429 CHADWICK-JIROUSEK #1                 0.79948278                  0                   0.926375 VIKING RESOURCES CORPORATION
201430 CHADWICK-JIROUSEK #2                 0.85353125                  0                          1 VIKING RESOURCES CORPORATION
201431 STACHOWSKI #1                             0.875                  0                          1 VIKING RESOURCES CORPORATION
201433 MAYFIELD UT.# 1                           0.875                  0                          1 VIKING RESOURCES CORPORATION
201434 POPADICH #2                           0.7591605                  0                 0.86270875 VIKING RESOURCES CORPORATION
201438 FROST # 5                            0.10874382                  0                 0.10179687 VIKING RESOURCES CORPORATION
201440 STACHOWSKI #2                        0.86448125                  0                   0.987625 VIKING RESOURCES CORPORATION
201444 CHAYKOWSKI-FROST #2                  0.83632236                  0                   0.987625 VIKING RESOURCES CORPORATION
201445 MCCRACKEN #1 (EQUITY)                     0.025                  0                          1 VIKING RESOURCES CORPORATION

(RESTUBBED TABLE)

200964 BOLTZ #1-2                                                                 0                          0 OH           SUMMIT
200990 STEPHENS #4                                                                0                          0 OH           WAYNE
201011 ESHLER/BROWN #2-3 (#3 P&A)                                                 0                          0 OH           MAHONI
201022 MUNI UNIT #2                                                               0                          0 OH           MAHONI
201023 LAKESIDE CAMPGROUND #1                                                     0                          0 OH           MAHONI
                                                                                  0                          0 OH           LAKE
201082 JACKSON #1 (NORTHWOOD)                                                     0                          0 OH           LAKE
201083 VANNATTER/CUNNINGHAM(NORTHWOOD                                             0                          0 OH           LAKE
201151 MARVIN #1                                                                  0                          0 OH           PORTAG
201152 PORTAGE SUMMIT F&S #3                                                      0                          0 OH           PORTAG
201154 PUGH #3                                                                    0                          0 OH           PORTAG
201155 MATHEOS #2                                                                 0                          0 OH           PORTAG
201156 CUMMINS #2                                                                 0                          0 OH           PORTAG
201160 THOMAS-FAGERT #15 (EASTERN STA                                             0                          0 OH           PORTAG
201200 DZURO-KOVACS UNIT #1                                                       0                          0 OH           SUMMIT
201218 SHEEP CREEK FED.#27-28(WHITING                                             0                          0
201228 BETTIS #1                                                                  0                          0 OH           PORTAG
201231 FAGERT #2-3                                                                0                          0 OH           PORTAG
201239 MCGEE #2                                                                   0                          0 OH           PORTAG
201240 NAGLE #2 & #3, O.                                                          0                          0 OH           PORTAG
201241 RAMEY UNIT 2                                                               0                          0 OH           PORTAG
201242 WALTERS #2                                                                 0                          0 OH           PORTAG
201246 DVORACEK #1-2                                                              0                          0 OH           MAHONI
201248 SWIGER #1                                                                  0                          0 OH           PORTAG
201250 DUBETZ #1                                                                  0                          0 OH           PORTAG
201277 UNITED BAPTIST CAMP                                                        0                          0 OH           PORTAG
201278 WELLING #2                                                                 0                          0 OH           PORTAG
201280 CITY/ALLIANCE #1,2,3 & 4                                                   0                          0 OH           PORTAG
201285 JONES UNIT #1                                                              0                          0 OH           PORTAG
201286 JOHNSON UNIT #1                                                            0                          0 OH           PORTAG
201287 MATHEOS #3                                                                 0                          0 OH           PORTAG
201288 HUPP UNIT #2                                                               0                          0 OH           PORTAG
201289 USA/MCKIBBEN #1,2 & 3                                                      0                          0 OH           PORTAG
201292 MYERS,ALTON UNIT #1                                                        0                          0 OH           PORTAG
201297 NEUBERT UNIT #2                                                            0                          0 OH           PORTAG
201298 BOOTH/BRAUNS UNIT #1                                                       0                          0 OH           PORTAG
201301 MINEAR #1                                                                  0                          0 OH           PORTAG
201302 BUCARION UNIT #1                                                           0                          0 OH           MAHONI
201305 TAYLOR/USA UNIT #2                                                         0                          0 OH           MAHONI
201306 MEEKS/USA UNIT #1                                                          0                          0 OH           MAHONI
201307 ESHLER/USA UNIT #1                                                         0                          0 OH           MAHONI
201308 USA/MCKIBBEN #4                                                            0                          0 OH           PORTAG
201311 BUCARION UNIT #2                                                           0                          0 OH           PORTAG
201313 KIRKBRIDE/USA #1                                                           0                          0 OH           MAHONI
201314 KIRKBRIDE/USA UNIT # 2                                                     0                          0 OH           MAHONI
201316 CITY OF ALLIANCE # 6                                                       0                          0 OH           PORTAG
201317 GRISEZ/USA #1 (EVERFLOW)                                                   0                          0 OH           MAHONI
201337 HOOD UNIT #1 & 2                                                           0                          0 OH           MEDINA
201338 MARTIN UNIT #1, R.                                                         0                          0 OH           GUERNS
201339 SCHISLER/USA #1                                                            0                          0 OH           MAHONI
201342 KORKEL UNIT #2 & #3                                                        0                          0 OH           PORTAG
                                                                                  0                          0 OH           TRUMBU
201358 HOOD UNIT #3                                                               0                          0 OH           MEDINA
201360 NIEHAUS UNIT #1                                                            0                          0 OH           MEDINA
201362 ZINDELL/KOVACS #1 & 2                                                      0                          0 OH           PORTAG
201371 OBERLIN #2                                                                 0                          0
201383 TAYLOR/USA #3 (EVERFLOW)                                                   0                          0 OH           MAHONI
201384 PARISO UNIT #1 & 2                                                         0                          0 OH           STARK
201393 BUNKER HILL WELL #1                                                        0                          0 OH           MEDINA
201394 HARNEY WELL #1                                                             0                          0 OH           MEDINA
201395 JOHNSON/LEGION UNIT #3                                                     0                          0 OH           PORTAG
201396 DONNELLY WELL #1                                                           0                          0 OH           MEDINA
201398 WALLBROWN WELL #8                                                          0                          0 OH           PORTAG
201405 STARNER WELL #2                                                            0                          0 OH           MEDINA
201406 CHERRY FEDERAL #1                                                          0                          0 OH           PORTAG
201407 MOULTON #1 (EOG #3727)                                                     0                          0 OH           PORTAG
201408 OBERLIN POOL #1                                                            0                          0
201409 REYNOLDS UNIT #1 (&EOG MASTER)                                             0                          0 OH           MAHONI
201410 FRANTZ #2                                                                  0                          0 OH           MEDINA
201417 WILLOUGHBY #1                                                              0                          0 OH           PORTAG
201418 REMINGER #1                                                                0                          0 OH           GEAUGA
201419 FROST UT # 3                                                               0                          0 OH           PORTAG
201420 FROST #2                                                                   0                          0 OH           PORTAG
201422 FROST #1 & 6                                                               0                          0 OH           PORTAG
201425 JIROUSEK #1                                                                0                          0 OH           PORTAG
201429 CHADWICK-JIROUSEK #1                                                       0                          0 OH           PORTAG
201430 CHADWICK-JIROUSEK #2                                                       0                          0 OH           PORTAG
201431 STACHOWSKI #1                                                              0                          0 OH           PORTAG
201433 MAYFIELD UT.# 1                                                            0                          0 OH           PORTAG
201434 POPADICH #2                                                                0                          0 OH           SUMMIT
201438 FROST # 5                                                                  0                          0 OH           PORTAG
201440 STACHOWSKI #2                                                              0                          0 OH           PORTAG
201444 CHAYKOWSKI-FROST #2                                                        0                          0 OH           PORTAG
201445 MCCRACKEN #1 (EQUITY)                                                      0                          0 OH

201446 FROST #7 & 8                            0.025                0.08374382                         0                         0
201448 CHAYKOWSKI-FROST-BRUGMAN #1             0.025                0.77295637                         0                         0
201449 CHAYKOWSKI FROST #1                     0.025                0.08341879                         0                         0
201452 ZEDMARK #1 (N.COAST)                    0.025                0.13571402                         0                         0
201453 ZEDMARK #4 (N. COAST)                   0.025                0.13571402                         0                         0
201456 LEPP #2 (RANDALL OIL)                       0                 0.1184555                         0                         0
201465 CRUTCHLEY POOL UNIT (ATLAS LIN              0                  0.820312                         0                         0
201468 BAUER #1,2 & 3                          0.075                       0.8                         0                         0
201471 BAUER #4 & 5                            0.075                       0.8                         0                         0
201473 BRANT #1                                 0.05                     0.825                         0                         0
201474 BRANT #2 & 3                            0.075                       0.8                         0                         0
201478 JOHNSTON #3 & 4                         0.075                       0.8                         0                         0
201482 KEMP-STEEB UNIT #1                   0.070303                       0.8                         0                         0
201488 MUNTZ-STEEB UNIT #1                   0.04375                       0.8                         0                         0
201489 MUNTZ-WILLIAMSON UNIT #2              0.04375                       0.8                         0                         0
201494 SILK #1 & 2                             0.075                       0.8                         0                         0
201496 STRAUSS UNIT 1-2                        0.055                       0.8                         0                         0
201500 WOLF #2,3 & 7, G.                       0.075                       0.8                         0                         0
201503 WOLF #5 & 6, G.                         0.075                       0.8                         0                         0
201508 WOLFF #10 & 11, D.                      0.075                       0.8                         0                         0
201510 STERNECKER WELL #1 (BERNHARDT)              0                0.41416666                         0                         0
201511 BOWLING UNIT #1 & 2                    0.0625                    0.8125                         0                         0
201513 DIERINGER #1,2,3 & 4                   0.0625                    0.8125                         0                         0
201520 JAITE UT.#1 & 3                      0.065588                    0.8125                         0                         0
201585 SANDERSON UNIT #1                           0                  0.874696                         0                         0
201586 HOOD UNIT WELL #4                           0                  0.871203                         0                         0
201592 WALLBROWN #11 (EVERFLOW)                    0                  0.115625                         0                         0
201593 KARAS #17 (EVERFLOW)                  0.03125                         0                         0                         0
201594 CRUTCHLEY #3 (EVERFLOW)               0.02734                  0.084766                         0                         0
201595 HALLOS UNIT #1 (EVERFLOW)             0.02734                  0.084766                         0                         0
201596 PROCHASKA #1                          0.03125                  0.817082                         0                         0
201597 BATTIG #1 (EVERFLOW)                 0.027344                  0.084766                         0                         0
201598 STARNER #1                            0.03125                         0                         0                         0
201601 CRUTCHLEY UNIT #2                    0.021209                         0                         0                         0
201602 MILLER UNIT #1, D.                   0.002844                         0                         0                         0
201603 MCGREGOR UNIT #1 (EVERFLOW)          0.027344                  0.084766                         0                         0
201606 BER/RES #1-D                                0                    0.4375                         0                         0
201608 SCHWARK WELL #2,3                           0                  0.817082                         0                         0
201610 KARAS #18                             0.03125                  0.817082                         0                         0
201612 BER/RES #9 (EVERFLOW)                       0                 0.4263147                         0                         0
201614 GRAMMER WELL #2                             0                  0.820313                         0                         0
201615 HENRY #1                             0.007813                    0.8125                         0                         0
201616 BER/RES #4-D & 6-D                          0                  0.407138                         0                         0
201617 BER/RES #5-D                                0                  0.407138                         0                         0
201620 BER/RES #16-D (EVERFLOW)                    0                    0.4375                         0                         0
201625 BER/RES #7 & 8-D                            0                   0.23925                         0                         0
201627 BER/RES #22-D                               0                    0.2625                         0                         0
201628 BER/RES #13-D (EVERFLOW)                    0                  0.328125                         0                         0
201629 BER/RES UNIT #14-D (EVERFLOW)               0                    0.4375                         0                         0
201631 BER/RES #27-D                               0                    0.2625                         0                         0
201636 WALLBROWN WELL #12                    0.03125                  0.253125                         0                         0
201637 ELLSWORTH UNIT WELL #3                      0                  0.255332                         0                         0
201642 WALLBROWN WELL #10                    0.03125                  0.459591                         0                         0
201649 BER/RES #21-D                               0                  0.260449                         0                         0
201650 BER/RES #17-D (EVERFLOW)                    0                     0.375                         0                         0
201651 BER/RES #20-D                               0                     0.375                         0                         0
201652 BER/RES #19-D                               0                  0.371915                         0                         0
201653 BER/RES #18-D                               0                     0.375                         0                         0
201673 BER/RES #26-D                               0                    0.2625                         0                         0
201675 BER/RES #28-D                               0                   0.24228                         0                         0
201676 BER/RES #12-D (EVERFLOW)                    0                    0.4375                         0                         0
201677 BER/RES #31,32D, 33D                        0                   0.23925                         0                         0
201680 BER/RES #2-D                                0                    0.4375                         0                         0
201682 BER/RES #35                                 0                     0.525                         0                         0
201683 HOFFMAN #A-2, M.                            0                     0.875                         0                         0
201685 GOODYEAR #1                                 0                  0.820956                         0                         0
201686 KALINA #1                                   0                  0.820955                         0                         0
201688 HOFFMAN #A-3, M.                            0                     0.875                         0                         0
201689 HOFFMAN #A-4, M.                            0                     0.875                         0                         0
201690 HOFFMAN #A-5, M.                            0                     0.875                         0                         0
201691 HOFFMAN #1, MARY                            0                     0.875                         0                         0
201692 HOFFMAN POOL #2, M.                         0                     0.875                         0                         0
201739 BER/RES #23-D & 24-D (EVERFLOW              0                    0.2625                         0                         0
201741 BER/RES #40-D                               0                  0.248094                         0                         0
201783 COOK/CLINE WELL #1                          0                     0.875                         0                         0
201795 BER/RES #15-D                               0                      0.85                         0                         0
201796 KAUFMAN #1 (US ENERGY)                      0                 0.6328125                         0                         0
201797 ASHBAUGH #2, ANNA MAE (US ENER              0                 0.6328125                         0                         0
201799 FIRST BAPTIST UT #1 (EVERFLOW)              0                 0.2747193                         0                         0
201800 BER/RES UNIT #15-DOR                        0                      0.85                         0                         0
201801 BROWN #2, R.G.                         0.0625                    0.8125                         0                         0
201845 WOOD #1, EMMA L. (US ENERGY)                0                 0.6328125                         0                         0
201849 DILICK #4, GUY (US ENERGY)                  0                     0.625                         0                         0
201850 DILICK #5, GUY (US ENERGY)                  0                     0.625                         0                         0


                                                                           50

(RESTUBBED TABLE)

201446 FROST #7 & 8                          0.10874382                     0              0.10179687 VIKING RESOURCES CORPORATION
201448 CHAYKOWSKI-FROST-BRUGMAN #1           0.79795637                     0                0.938125 VIKING RESOURCES CORPORATION
201449 CHAYKOWSKI FROST #1                   0.10841879                     0              0.10179687 VIKING RESOURCES CORPORATION
201452 ZEDMARK #1 (N.COAST)                  0.16071402                     0                    0.86 VIKING RESOURCES CORPORATION
201453 ZEDMARK #4 (N. COAST)                 0.16071402                     0                    0.86 VIKING RESOURCES CORPORATION
201456 LEPP #2 (RANDALL OIL)                  0.1184555                     0                   0.703 VIKING RESOURCES CORPORATION
201465 CRUTCHLEY POOL UNIT (ATLAS LIN          0.820312                     0                       1 VIKING RESOURCES CORPORATION
201468 BAUER #1,2 & 3                             0.875                     0                       1 VIKING RESOURCES CORPORATION
201471 BAUER #4 & 5                               0.875                     0                       1 VIKING RESOURCES CORPORATION
201473 BRANT #1                                   0.875                     0                       1 VIKING RESOURCES CORPORATION
201474 BRANT #2 & 3                               0.875                     0                       1 VIKING RESOURCES CORPORATION
201478 JOHNSTON #3 & 4                            0.875                     0                       1 VIKING RESOURCES CORPORATION
201482 KEMP-STEEB UNIT #1                      0.870303                     0                       1 VIKING RESOURCES CORPORATION
201488 MUNTZ-STEEB UNIT #1                      0.84375                     0                       1 VIKING RESOURCES CORPORATION
201489 MUNTZ-WILLIAMSON UNIT #2                 0.84375                     0                       1 VIKING RESOURCES CORPORATION
201494 SILK #1 & 2                                0.875                     0                       1 VIKING RESOURCES CORPORATION
201496 STRAUSS UNIT 1-2                           0.855                     0                       1 VIKING RESOURCES CORPORATION
201500 WOLF #2,3 & 7, G.                          0.875                     0                       1 VIKING RESOURCES CORPORATION
201503 WOLF #5 & 6, G.                            0.875                     0                       1 VIKING RESOURCES CORPORATION
201508 WOLFF #10 & 11, D.                         0.875                     0                       1 VIKING RESOURCES CORPORATION
201510 STERNECKER WELL #1 (BERNHARDT)        0.41416666                     0              0.94666666 VIKING RESOURCES CORPORATION
201511 BOWLING UNIT #1 & 2                        0.875                     0                       1 VIKING RESOURCES CORPORATION
201513 DIERINGER #1,2,3 & 4                       0.875                     0                       1 VIKING RESOURCES CORPORATION
201520 JAITE UT.#1 & 3                         0.878088                     0                       1 VIKING RESOURCES CORPORATION
201585 SANDERSON UNIT #1                       0.874696                     0                       1 VIKING RESOURCES CORPORATION
201586 HOOD UNIT WELL #4                       0.871203                     0                       1 VIKING RESOURCES CORPORATION
201592 WALLBROWN #11 (EVERFLOW)                0.115625                     0                       1 VIKING RESOURCES CORPORATION
201593 KARAS #17 (EVERFLOW)                     0.03125                     0                       1 VIKING RESOURCES CORPORATION
201594 CRUTCHLEY #3 (EVERFLOW)                 0.112106                     0                       1 VIKING RESOURCES CORPORATION
201595 HALLOS UNIT #1 (EVERFLOW)               0.112106                     0                       1 VIKING RESOURCES CORPORATION
201596 PROCHASKA #1                            0.848332                     0                0.968394 VIKING RESOURCES CORPORATION
201597 BATTIG #1 (EVERFLOW)                     0.11211                     0                       1 VIKING RESOURCES CORPORATION
201598 STARNER #1                               0.03125                     0                       0 VIKING RESOURCES CORPORATION
201601 CRUTCHLEY UNIT #2                       0.021209                     0                       0 VIKING RESOURCES CORPORATION
201602 MILLER UNIT #1, D.                      0.002844                     0                       0 VIKING RESOURCES CORPORATION
201603 MCGREGOR UNIT #1 (EVERFLOW)              0.11211                     0                       1 VIKING RESOURCES CORPORATION
201606 BER/RES #1-D                              0.4375                     0                     0.5 VIKING RESOURCES CORPORATION
201608 SCHWARK WELL #2,3                       0.817082                     0                0.968394 VIKING RESOURCES CORPORATION
201610 KARAS #18                               0.848332                     0                0.968394 VIKING RESOURCES CORPORATION
201612 BER/RES #9 (EVERFLOW)                  0.4263147                     0                       1 VIKING RESOURCES CORPORATION
201614 GRAMMER WELL #2                         0.820313                     0                       1 VIKING RESOURCES CORPORATION
201615 HENRY #1                                0.820313                     0                       1 VIKING RESOURCES CORPORATION
201616 BER/RES #4-D & 6-D                      0.407138                     0                     0.5 VIKING RESOURCES CORPORATION
201617 BER/RES #5-D                            0.407138                     0                     0.5 VIKING RESOURCES CORPORATION
201620 BER/RES #16-D (EVERFLOW)                  0.4375                     0                       1 VIKING RESOURCES CORPORATION
201625 BER/RES #7 & 8-D                         0.23925                     0                     0.3 VIKING RESOURCES CORPORATION
201627 BER/RES #22-D                             0.2625                     0                     0.3 VIKING RESOURCES CORPORATION
201628 BER/RES #13-D (EVERFLOW)                0.328125                     0                       1 VIKING RESOURCES CORPORATION
201629 BER/RES UNIT #14-D (EVERFLOW)             0.4375                     0                       1 VIKING RESOURCES CORPORATION
201631 BER/RES #27-D                             0.2625                     0                     0.3 VIKING RESOURCES CORPORATION
201636 WALLBROWN WELL #12                      0.284375                     0                     0.3 VIKING RESOURCES CORPORATION
201637 ELLSWORTH UNIT WELL #3                  0.255332                     0                     0.3 VIKING RESOURCES CORPORATION
201642 WALLBROWN WELL #10                      0.490841                     0                  0.5447 VIKING RESOURCES CORPORATION
201649 BER/RES #21-D                           0.260449                     0                     0.3 VIKING RESOURCES CORPORATION
201650 BER/RES #17-D (EVERFLOW)                   0.375                     0                       1 VIKING RESOURCES CORPORATION
201651 BER/RES #20-D                              0.375                     0                0.428571 VIKING RESOURCES CORPORATION
201652 BER/RES #19-D                           0.371915                     0                0.428571 VIKING RESOURCES CORPORATION
201653 BER/RES #18-D                              0.375                     0                0.428571 VIKING RESOURCES CORPORATION
201673 BER/RES #26-D                             0.2625                     0                     0.3 VIKING RESOURCES CORPORATION
201675 BER/RES #28-D                            0.24228                     0                     0.3 VIKING RESOURCES CORPORATION
201676 BER/RES #12-D (EVERFLOW)                  0.4375                     0                       1 VIKING RESOURCES CORPORATION
201677 BER/RES #31,32D, 33D                     0.23925                     0                     0.3 VIKING RESOURCES CORPORATION
201680 BER/RES #2-D                              0.4375                     0                     0.5 VIKING RESOURCES CORPORATION
201682 BER/RES #35                                0.525                     0                     0.6 VIKING RESOURCES CORPORATION
201683 HOFFMAN #A-2, M.                           0.875                     0                       1 VIKING RESOURCES CORPORATION
201685 GOODYEAR #1                             0.820956                     0                0.938235 VIKING RESOURCES CORPORATION
201686 KALINA #1                               0.820955                     0                0.938235 VIKING RESOURCES CORPORATION
201688 HOFFMAN #A-3, M.                           0.875                     0                       1 VIKING RESOURCES CORPORATION
201689 HOFFMAN #A-4, M.                           0.875                     0                       1 VIKING RESOURCES CORPORATION
201690 HOFFMAN #A-5, M.                           0.875                     0                       1 VIKING RESOURCES CORPORATION
201691 HOFFMAN #1, MARY                           0.875                     0                       1 VIKING RESOURCES CORPORATION
201692 HOFFMAN POOL #2, M.                        0.875                     0                       1 VIKING RESOURCES CORPORATION
201739 BER/RES #23-D & 24-D (EVERFLOW            0.2625                     0                       1 VIKING RESOURCES CORPORATION
201741 BER/RES #40-D                           0.248094                     0                     0.3 VIKING RESOURCES CORPORATION
201783 COOK/CLINE WELL #1                         0.875                     0                       1 VIKING RESOURCES CORPORATION
201795 BER/RES #15-D                               0.85                     0                       1 VIKING RESOURCES CORPORATION
201796 KAUFMAN #1 (US ENERGY)                 0.6328125                     0                       1 VIKING RESOURCES CORPORATION
201797 ASHBAUGH #2, ANNA MAE (US ENER         0.6328125                     0                       1 VIKING RESOURCES CORPORATION
201799 FIRST BAPTIST UT #1 (EVERFLOW)         0.2747193                     0                       1 VIKING RESOURCES CORPORATION
201800 BER/RES UNIT #15-DOR                        0.85                     0                       1 VIKING RESOURCES CORPORATION
201801 BROWN #2, R.G.                             0.875                     0                       1 VIKING RESOURCES CORPORATION
201845 WOOD #1, EMMA L. (US ENERGY)           0.6328125                     0                       1 VIKING RESOURCES CORPORATION
201849 DILICK #4, GUY (US ENERGY)                 0.625                     0                       1 VIKING RESOURCES CORPORATION
201850 DILICK #5, GUY (US ENERGY)                 0.625                     0                       1 VIKING RESOURCES CORPORATION

(RESTUBBED TABLE)

201446 FROST #7 & 8                                                              0                          0 OH           PORTAG
201448 CHAYKOWSKI-FROST-BRUGMAN #1                                               0                          0 OH           PORTAG
201449 CHAYKOWSKI FROST #1                                                       0                          0 OH           PORTAG
201452 ZEDMARK #1 (N.COAST)                                                      0                          0 OH           TUSCAR
201453 ZEDMARK #4 (N. COAST)                                                     0                          0 OH           TUSCAR
201456 LEPP #2 (RANDALL OIL)                                                     0                          0 OH           TUSCAR
201465 CRUTCHLEY POOL UNIT (ATLAS LIN                                            0                          0 OH           PORTAG
201468 BAUER #1,2 & 3                                                            0                          0 OH           MEDINA
201471 BAUER #4 & 5                                                              0                          0 OH           MEDINA
201473 BRANT #1                                                                  0                          0 OH           MEDINA
201474 BRANT #2 & 3                                                              0                          0
201478 JOHNSTON #3 & 4                                                           0                          0
201482 KEMP-STEEB UNIT #1                                                        0                          0
201488 MUNTZ-STEEB UNIT #1                                                       0                          0
201489 MUNTZ-WILLIAMSON UNIT #2                                                  0                          0 OH           MEDINA
201494 SILK #1 & 2                                                               0                          0
201496 STRAUSS UNIT 1-2                                                          0                          0
201500 WOLF #2,3 & 7, G.                                                         0                          0
201503 WOLF #5 & 6, G.                                                           0                          0
201508 WOLFF #10 & 11, D.                                                        0                          0 OH           MEDINA
201510 STERNECKER WELL #1 (BERNHARDT)                                            0                          0 OH           MEDINA
201511 BOWLING UNIT #1 & 2                                                       0                          0 OH           STARK
201513 DIERINGER #1,2,3 & 4                                                      0                          0 OH           STARK
201520 JAITE UT.#1 & 3                                                           0                          0 OH           PORTAG
201585 SANDERSON UNIT #1                                                         0                          0 OH           MEDINA
201586 HOOD UNIT WELL #4                                                         0                          0 OH           MEDINA
201592 WALLBROWN #11 (EVERFLOW)                                                  0                          0 OH           PORTAG
201593 KARAS #17 (EVERFLOW)                                                      0                          0 OH           PORTAG
201594 CRUTCHLEY #3 (EVERFLOW)                                                   0                          0 OH           PORTAG
201595 HALLOS UNIT #1 (EVERFLOW)                                                 0                          0 OH           MAHONI
201596 PROCHASKA #1                                                              0                          0 OH           MEDINA
201597 BATTIG #1 (EVERFLOW)                                                      0                          0
201598 STARNER #1                                                                0                          0 OH           MEDINA
201601 CRUTCHLEY UNIT #2                                                         0                          0 OH           PORTAG
201602 MILLER UNIT #1, D.                                                        0                          0 OH           MEDINA
201603 MCGREGOR UNIT #1 (EVERFLOW)                                               0                          0 OH           MEDINA
201606 BER/RES #1-D                                                              0                          0 OH           MAHONI
201608 SCHWARK WELL #2,3                                                         0                          0 OH           TUSCAR
201610 KARAS #18                                                                 0                          0 OH           PORTAG
201612 BER/RES #9 (EVERFLOW)                                                     0                          0 OH           PORTAG
201614 GRAMMER WELL #2                                                           0                          0 OH           PORTAG
201615 HENRY #1                                                                  0                          0 OH           PORTAG
201616 BER/RES #4-D & 6-D                                                        0                          0 OH           PORTAG
201617 BER/RES #5-D                                                              0                          0 OH           PORTAG
201620 BER/RES #16-D (EVERFLOW)                                                  0                          0 OH           PORTAG
201625 BER/RES #7 & 8-D                                                          0                          0 OH           PORTAG
201627 BER/RES #22-D                                                             0                          0 OH           PORTAG
201628 BER/RES #13-D (EVERFLOW)                                                  0                          0 OH           PORTAG
201629 BER/RES UNIT #14-D (EVERFLOW)                                             0                          0 OH           PORTAG
201631 BER/RES #27-D                                                             0                          0 OH           PORTAG
201636 WALLBROWN WELL #12                                                        0                          0 OH           PORTAG
201637 ELLSWORTH UNIT WELL #3                                                    0                          0 OH           STARK
201642 WALLBROWN WELL #10                                                        0                          0 OH           PORTAG
201649 BER/RES #21-D                                                             0                          0 OH           PORTAG
201650 BER/RES #17-D (EVERFLOW)                                                  0                          0 OH           PORTAG
201651 BER/RES #20-D                                                             0                          0 OH           PORTAG
201652 BER/RES #19-D                                                             0                          0 OH           PORTAG
201653 BER/RES #18-D                                                             0                          0 OH           PORTAG
201673 BER/RES #26-D                                                             0                          0 OH           PORTAG
201675 BER/RES #28-D                                                             0                          0 OH           PORTAG
201676 BER/RES #12-D (EVERFLOW)                                                  0                          0 OH           PORTAG
201677 BER/RES #31,32D, 33D                                                      0                          0 OH           PORTAG
201680 BER/RES #2-D                                                              0                          0 OH           PORTAG
201682 BER/RES #35                                                               0                          0 OH           PORTAG
201683 HOFFMAN #A-2, M.                                                          0                          0 OH           PORTAG
201685 GOODYEAR #1                                                               0                          0 OH           MEDINA
201686 KALINA #1                                                                 0                          0 OH           MEDINA
201688 HOFFMAN #A-3, M.                                                          0                          0 OH           PORTAG
201689 HOFFMAN #A-4, M.                                                          0                          0 OH           PORTAG
201690 HOFFMAN #A-5, M.                                                          0                          0 OH           PORTAG
201691 HOFFMAN #1, MARY                                                          0                          0 OH           PORTAG
201692 HOFFMAN POOL #2, M.                                                       0                          0 OH           PORTAG
201739 BER/RES #23-D & 24-D (EVERFLOW                                            0                          0 OH           PORTAG
201741 BER/RES #40-D                                                             0                          0 OH           PORTAG
201783 COOK/CLINE WELL #1                                                        0                          0 OH           PORTAG
201795 BER/RES #15-D                                                             0                          0 OH           MAHONI
201796 KAUFMAN #1 (US ENERGY)                                                    0                          0 PA           ARMSTR
201797 ASHBAUGH #2, ANNA MAE (US ENER                                            0                          0 PA           ARMSTR
201799 FIRST BAPTIST UT #1 (EVERFLOW)                                            0                          0 OH           SUMMIT
201800 BER/RES UNIT #15-DOR                                                      0                          0 OH           MAHONI
201801 BROWN #2, R.G.                                                            0                          0 OH           MAHONI
201845 WOOD #1, EMMA L. (US ENERGY)                                              0                          0 PA           ARMSTR
201849 DILICK #4, GUY (US ENERGY)                                                0                          0 PA           ARMSTR
201850 DILICK #5, GUY (US ENERGY)                                                0                          0 PA           ARMSTR


201870 DILICK #8, GUY (US ENERGY)                          0                 0.6328125                     0                     0
201876 ST.JOSEPH'S #1-D (EVERFLOW)                         0                  0.254298                     0                     0
201900 GRIMM #2-D (EVERFLOW)                               0                 0.2331065                     0                     0
201925 BARNETT # 2KW (WEINSZ)                        0.03125                  0.121875                     0                     0
201985 MARR #1 (NORTH AMERICAN)                            0                0.31312431                     0                     0
202007 PANZER/FLOWERS #1 (ASSET RES)                 0.03125                         0                     0                     0
202018 ELLSWORTH #2 (POWER RESOURCES)                0.03125                         0                     0                     0
202027 HUNT UNIT #1 (PEP)                           0.005728                         0                     0                     0
202039 MCCREADY #1 (EVERFLOW)                        0.00179                         0                     0                     0
202085 STEPHENS # 2 (SMAIL)                          0.03125                         0                     0                     0
202087 JONES # 4-5-6 (PEP DRILLING)                 0.006135                         0                     0                     0
202117 CRAIN # 2KW (WEINSZ)                       0.02734375                0.16296933                     0                     0
202142 BANE #1-2D                                          0                     0.875                     0                     0
202170 AKRON ALLIANCE FELSHP #1 (EVER                      0                  0.257856                     0                     0
202172 BANDY 1D                                            0                     0.865                     0                     0
202173 SHINN 2D (EVERFLOW)                                 0                  0.371875                     0                     0
202174 YOHO #1D                                            0                    0.4375                     0                     0
202175 YOHO 2D                                             0                    0.4375                     0                     0
202178 MYERS 1D                                            0                  0.871992                     0                     0
202187 COOK ROAD #1D                                       0                     0.875                     0                     0
202200 JACONSKI #2                                         0                      0.83                     0                     0
202201 JACONSKI #3                                         0                      0.83                     0                     0
202212 PACE PRICE #2-D (EVERFLOW)                          0                  0.254535                     0                     0
202214 YODER UT.#2                                         0                  0.437499                     0                     0
202218 CROFT 1D-2D                                         0                  0.867647                     0                     0
202224 GRIMM #3-D (EVERFLOW)                               0                 0.2227513                     0                     0
202247 LANTZ #2K (WEINSZ)                         0.03710938                0.35546875                     0                     0
202248 WEBER UNIT #1, WM                                   0                   0.84375                     0                     0
202252 THOMAS #10-14                                  0.0625                    0.8125                     0                     0
202260 AKRON ALLIANCE FELSHP #2-D (EV                      0                  0.260547                     0                     0
203000 TUFANO #1                                           0                     0.875                     0                     0
203001 JOSEPH, G. #1                                       0                     0.875                     0                     0
203002 JOSEPH, G. #2                                       0                     0.875                     0                     0
203003 JOSEPH, G. #3                                       0                     0.875                     0                     0
203004 JOSEPH, G. #4                                       0                     0.875                     0                     0
203005 HARVEY, G. #1                                       0                     0.875                     0                     0
203006 KRIEK-SPEENEY #1                                    0                     0.875                     0                     0
203007 GRIMALDI UNIT #1                                    0                     0.875                     0                     0
203008 EDGE, F. #1                                         0                      0.85                     0                     0
203009 EDGE, F. #2                                         0                      0.85                     0                     0
203010 COLDREN UT #1                                       0                     0.875                     0                     0
203011 USX 1402-4                                          0                   0.65625                     0                     0
203012 USX 1402-3                                          0                   0.65625                     0                     0
203013 USX 1402-2                                          0                   0.65625                     0                     0
203014 USX 1402-1                                          0                   0.65625                     0                     0
203015 COLIGAN UNIT #1                                     0                     0.875                     0                     0
203016 MEYERS/BALABAN                                      0                     0.875                     0                     0
203017 MAHAROWSKI #1                                       0                     0.875                     0                     0
203018 UPTON UT.# 1                                        0                     0.875                     0                     0
203019 USX 1402-5                                          0                   0.65625                     0                     0
203020 COUGHENOUR #1                                       0                     0.875                     0                     0
203021 USX 520-2A                                          0                     0.875                     0                     0
203022 USX 520-1                                           0                     0.875                     0                     0
203023 USX 1402-6                                          0                0.30625001                     0                     0
203035 BAKER #1,J.(CNR)                                    0                    0.9375                     0                     0
203036 BARNITZ #1, R.                                      0                    0.9375                     0                     0
203037 BEHM #1, V.                                         0                    0.9375                     0                     0
203038 BENNINGTON #1, J.                                   0                    0.9375                     0                     0
203039 BLOOM #1, J.M.                                      0                    0.9375                     0                     0
203040 BAKER #1, J. LOUIS                                  0                    0.2625                     0                     0
203041 BRYNER LUMBER #1                                    0                     0.325                     0                     0
203043 BRANSKY #1, S.                                      0                    0.9375                     0                     0
203044 BRIGHTHILL #1, J.                                   0                    0.9375                     0                     0
203045 BROCH #2, F.                                        0                         1                     0                     0
203046 BROWN #1, M.                                        0                    0.9375                     0                     0
203047 BRYNER #1 (CNR)                                     0                     0.375                     0                     0
203048 BRYNER #2                                           0                    0.9375                     0                     0
203049 CARLAZZOLI #1, J.                                   0                    0.9375                     0                     0
203050 CARROLL #1, C.                                      0                         1                     0                     0
203051 CARSON #1, J.                                       0                    0.9375                     0                     0
203052 CHARLEROI CHAMBER OF COMMERCE1                      0                    0.9375                     0                     0
203053 CHUBERKA #1, M.                                     0                    0.9375                     0                     0
203054 CONRAIL #1                                          0                    0.9375                     0                     0
203055 CONRAIL #2                                          0                    0.9375                     0                     0
203056 CONRAIL #3                                          0                    0.9375                     0                     0
203057 CURRY #1, D.                                        0                    0.9375                     0                     0
203058 DANTONIO #1                                         0                    0.9375                     0                     0
203059 DAVIS #1, R.F.                                      0                    0.9375                     0                     0
203060 DEARTH #1, W.                                       0                    0.9375                     0                     0
203061 GOODWIN,F. #1 (DOLAN#1)                             0                    0.9375                     0                     0
203062 DONLEY #1, E.                                       0                    0.9375                     0                     0
203063 DUFF #1                                             0                         1                     0                     0
203064 DUFF #2, L.                                         0                    0.9375                     0                     0
203065 DUNAY #1                                            0                    0.9375                     0                     0


                                                                          51

(RESTUBBED TABLE)

201870 DILICK #8, GUY (US ENERGY)                    0.6328125                 0                   1 VIKING RESOURCES CORPORATION
201876 ST.JOSEPH'S #1-D (EVERFLOW)                    0.254298                 0                   1 VIKING RESOURCES CORPORATION
201900 GRIMM #2-D (EVERFLOW)                         0.2331065                 0                   1 VIKING RESOURCES CORPORATION
201925 BARNETT # 2KW (WEINSZ)                         0.153125                 0                   1 VIKING RESOURCES CORPORATION
201985 MARR #1 (NORTH AMERICAN)                     0.31312431                 0                   1 VIKING RESOURCES CORPORATION
202007 PANZER/FLOWERS #1 (ASSET RES)                   0.03125                 0                   1 VIKING RESOURCES CORPORATION
202018 ELLSWORTH #2 (POWER RESOURCES)                  0.03125                 0                   0 VIKING RESOURCES CORPORATION
202027 HUNT UNIT #1 (PEP)                             0.005728                 0                   1 VIKING RESOURCES CORPORATION
202039 MCCREADY #1 (EVERFLOW)                          0.00179                 0                   1 VIKING RESOURCES CORPORATION
202085 STEPHENS # 2 (SMAIL)                            0.03125                 0                   1 VIKING RESOURCES CORPORATION
202087 JONES # 4-5-6 (PEP DRILLING)                   0.006135                 0                   1 VIKING RESOURCES CORPORATION
202117 CRAIN # 2KW (WEINSZ)                         0.19031308                 0                   1 VIKING RESOURCES CORPORATION
202142 BANE #1-2D                                        0.875                 0                   1 VIKING RESOURCES CORPORATION
202170 AKRON ALLIANCE FELSHP #1 (EVER                 0.257856                 0                   1 VIKING RESOURCES CORPORATION
202172 BANDY 1D                                          0.865                 0                   1 VIKING RESOURCES CORPORATION
202173 SHINN 2D (EVERFLOW)                            0.371875                 0                   1 VIKING RESOURCES CORPORATION
202174 YOHO #1D                                         0.4375                 0                 0.5 VIKING RESOURCES CORPORATION
202175 YOHO 2D                                          0.4375                 0                 0.5 VIKING RESOURCES CORPORATION
202178 MYERS 1D                                       0.871992                 0                   1 VIKING RESOURCES CORPORATION
202187 COOK ROAD #1D                                     0.875                 0                   1 VIKING RESOURCES CORPORATION
202200 JACONSKI #2                                        0.83                 0                   1 VIKING RESOURCES CORPORATION
202201 JACONSKI #3                                        0.83                 0                   1 VIKING RESOURCES CORPORATION
202212 PACE PRICE #2-D (EVERFLOW)                     0.254535                 0                   1 VIKING RESOURCES CORPORATION
202214 YODER UT.#2                                    0.437499                 0                 0.5 VIKING RESOURCES CORPORATION
202218 CROFT 1D-2D                                    0.867647                 0                   1 VIKING RESOURCES CORPORATION
202224 GRIMM #3-D (EVERFLOW)                         0.2227513                 0                   1 VIKING RESOURCES CORPORATION
202247 LANTZ #2K (WEINSZ)                           0.39257813                 0                   1 VIKING RESOURCES CORPORATION
202248 WEBER UNIT #1, WM                               0.84375                 0                   1 VIKING RESOURCES CORPORATION
202252 THOMAS #10-14                                     0.875                 0                   1 VIKING RESOURCES CORPORATION
202260 AKRON ALLIANCE FELSHP #2-D (EV                 0.260547                 0                   1 VIKING RESOURCES CORPORATION
203000 TUFANO #1                                         0.875                 0                   0 VIKING RESOURCES CORPORATION
203001 JOSEPH, G. #1                                     0.875                 0                   0 VIKING RESOURCES CORPORATION
203002 JOSEPH, G. #2                                     0.875                 0                   0 VIKING RESOURCES CORPORATION
203003 JOSEPH, G. #3                                     0.875                 0                   0 VIKING RESOURCES CORPORATION
203004 JOSEPH, G. #4                                     0.875                 0                   0 VIKING RESOURCES CORPORATION
203005 HARVEY, G. #1                                     0.875                 0                   0 VIKING RESOURCES CORPORATION
203006 KRIEK-SPEENEY #1                                  0.875                 0                   0 VIKING RESOURCES CORPORATION
203007 GRIMALDI UNIT #1                                  0.875                 0                   0 VIKING RESOURCES CORPORATION
203008 EDGE, F. #1                                        0.85                 0                   0 VIKING RESOURCES CORPORATION
203009 EDGE, F. #2                                        0.85                 0                   0 VIKING RESOURCES CORPORATION
203010 COLDREN UT #1                                     0.875                 0                   0 VIKING RESOURCES CORPORATION
203011 USX 1402-4                                      0.65625                 0                   0 VIKING RESOURCES CORPORATION
203012 USX 1402-3                                      0.65625                 0                   0 VIKING RESOURCES CORPORATION
203013 USX 1402-2                                      0.65625                 0                   0 VIKING RESOURCES CORPORATION
203014 USX 1402-1                                      0.65625                 0                   0 VIKING RESOURCES CORPORATION
203015 COLIGAN UNIT #1                                   0.875                 0                   0 VIKING RESOURCES CORPORATION
203016 MEYERS/BALABAN                                    0.875                 0                   0 VIKING RESOURCES CORPORATION
203017 MAHAROWSKI #1                                     0.875                 0                   0 VIKING RESOURCES CORPORATION
203018 UPTON UT.# 1                                      0.875                 0                   0 VIKING RESOURCES CORPORATION
203019 USX 1402-5                                      0.65625                 0                   0 VIKING RESOURCES CORPORATION
203020 COUGHENOUR #1                                     0.875                 0                   0 VIKING RESOURCES CORPORATION
203021 USX 520-2A                                        0.875                 0                   0 VIKING RESOURCES CORPORATION
203022 USX 520-1                                         0.875                 0                   0 VIKING RESOURCES CORPORATION
203023 USX 1402-6                                   0.30625001                 0                   0 VIKING RESOURCES CORPORATION
203035 BAKER #1,J.(CNR)                                 0.9375                 0                   1 VIKING RESOURCES CORPORATION
203036 BARNITZ #1, R.                                   0.9375                 0                   1 VIKING RESOURCES CORPORATION
203037 BEHM #1, V.                                      0.9375                 0                   1 VIKING RESOURCES CORPORATION
203038 BENNINGTON #1, J.                                0.9375                 0                   1 VIKING RESOURCES CORPORATION
203039 BLOOM #1, J.M.                                   0.9375                 0                   1 VIKING RESOURCES CORPORATION
203040 BAKER #1, J. LOUIS                               0.2625                 0          0.32307692 VIKING RESOURCES CORPORATION
203041 BRYNER LUMBER #1                                  0.325                 0          0.37142857 VIKING RESOURCES CORPORATION
203043 BRANSKY #1, S.                                   0.9375                 0                   1 VIKING RESOURCES CORPORATION
203044 BRIGHTHILL #1, J.                                0.9375                 0                   1 VIKING RESOURCES CORPORATION
203045 BROCH #2, F.                                          1                 0                   1 VIKING RESOURCES CORPORATION
203046 BROWN #1, M.                                     0.9375                 0                   1 VIKING RESOURCES CORPORATION
203047 BRYNER #1 (CNR)                                   0.375                 0          0.42857143 VIKING RESOURCES CORPORATION
203048 BRYNER #2                                        0.9375                 0                   1 VIKING RESOURCES CORPORATION
203049 CARLAZZOLI #1, J.                                0.9375                 0                   1 VIKING RESOURCES CORPORATION
203050 CARROLL #1, C.                                        1                 0                   1 VIKING RESOURCES CORPORATION
203051 CARSON #1, J.                                    0.9375                 0                   1 VIKING RESOURCES CORPORATION
203052 CHARLEROI CHAMBER OF COMMERCE1                   0.9375                 0                   1 VIKING RESOURCES CORPORATION
203053 CHUBERKA #1, M.                                  0.9375                 0                   1 VIKING RESOURCES CORPORATION
203054 CONRAIL #1                                       0.9375                 0                   1 VIKING RESOURCES CORPORATION
203055 CONRAIL #2                                       0.9375                 0                   1 VIKING RESOURCES CORPORATION
203056 CONRAIL #3                                       0.9375                 0                   1 VIKING RESOURCES CORPORATION
203057 CURRY #1, D.                                     0.9375                 0                   1 VIKING RESOURCES CORPORATION
203058 DANTONIO #1                                      0.9375                 0                   1 VIKING RESOURCES CORPORATION
203059 DAVIS #1, R.F.                                   0.9375                 0                   1 VIKING RESOURCES CORPORATION
203060 DEARTH #1, W.                                    0.9375                 0                   1 VIKING RESOURCES CORPORATION
203061 GOODWIN,F. #1 (DOLAN#1)                          0.9375                 0                   1 VIKING RESOURCES CORPORATION
203062 DONLEY #1, E.                                    0.9375                 0                   1 VIKING RESOURCES CORPORATION
203063 DUFF #1                                               1                 0                   1 VIKING RESOURCES CORPORATION
203064 DUFF #2, L.                                      0.9375                 0                   1 VIKING RESOURCES CORPORATION
203065 DUNAY #1                                         0.9375                 0                   1 VIKING RESOURCES CORPORATION

(RESTUBBED TABLE)

201870 DILICK #8, GUY (US ENERGY)                                               0                          0 PA           ARMSTR
201876 ST.JOSEPH'S #1-D (EVERFLOW)                                              0                          0 OH           SUMMIT
201900 GRIMM #2-D (EVERFLOW)                                                    0                          0 OH           SUMMIT
201925 BARNETT # 2KW (WEINSZ)                                                   0                          0 OH           PORTAG
201985 MARR #1 (NORTH AMERICAN)                                                 0                          0 OH           SUMMIT
202007 PANZER/FLOWERS #1 (ASSET RES)                                            0                          0 OH           SUMMIT
202018 ELLSWORTH #2 (POWER RESOURCES)                                           0                          0 OH           STARK
202027 HUNT UNIT #1 (PEP)                                                       0                          0
202039 MCCREADY #1 (EVERFLOW)                                                   0                          0
202085 STEPHENS # 2 (SMAIL)                                                     0                          0 OH           WAYNE
202087 JONES # 4-5-6 (PEP DRILLING)                                             0                          0 OH           PORTAG
202117 CRAIN # 2KW (WEINSZ)                                                     0                          0
202142 BANE #1-2D                                                               0                          0 OH           PORTAG
202170 AKRON ALLIANCE FELSHP #1 (EVER                                           0                          0 OH           SUMMIT
202172 BANDY 1D                                                                 0                          0 OH           PORTAG
202173 SHINN 2D (EVERFLOW)                                                      0                          0 OH           PORTAG
202174 YOHO #1D                                                                 0                          0 OH           PORTAG
202175 YOHO 2D                                                                  0                          0 OH           PORTAG
202178 MYERS 1D                                                                 0                          0 OH           PORTAG
202187 COOK ROAD #1D                                                            0                          0 OH           MEDINA
202200 JACONSKI #2                                                              0                          0 PA           ELK
202201 JACONSKI #3                                                              0                          0 PA           ELK
202212 PACE PRICE #2-D (EVERFLOW)                                               0                          0 OH           SUMMIT
202214 YODER UT.#2                                                              0                          0 OH           STARK
202218 CROFT 1D-2D                                                              0                          0 OH           PORTAG
202224 GRIMM #3-D (EVERFLOW)                                                    0                          0 OH           SUMMIT
202247 LANTZ #2K (WEINSZ)                                                       0                          0 OH           PORTAG
202248 WEBER UNIT #1, WM                                                        0                          0 OH           GEAUGA
202252 THOMAS #10-14                                                            0                          0 OH           PORTAG
202260 AKRON ALLIANCE FELSHP #2-D (EV                                           0                          0 OH           SUMMIT
203000 TUFANO #1                                                                0                          0 PA           FAYETT
203001 JOSEPH, G. #1                                                            0                          0 PA           FAYETT
203002 JOSEPH, G. #2                                                            0                          0 PA           FAYETT
203003 JOSEPH, G. #3                                                            0                          0 PA           FAYETT
203004 JOSEPH, G. #4                                                            0                          0 PA           FAYETT
203005 HARVEY, G. #1                                                            0                          0 PA           FAYETT
203006 KRIEK-SPEENEY #1                                                         0                          0 PA           FAYETT
203007 GRIMALDI UNIT #1                                                         0                          0 PA           FAYETT
203008 EDGE, F. #1                                                              0                          0 PA           FAYETT
203009 EDGE, F. #2                                                              0                          0 PA           FAYETT
203010 COLDREN UT #1                                                            0                          0 PA           FAYETT
203011 USX 1402-4                                                               0                          0 PA           FAYETT
203012 USX 1402-3                                                               0                          0 PA           FAYETT
203013 USX 1402-2                                                               0                          0 PA           FAYETT
203014 USX 1402-1                                                               0                          0 PA           FAYETT
203015 COLIGAN UNIT #1                                                          0                          0 PA           FAYETT
203016 MEYERS/BALABAN                                                           0                          0 PA           FAYETT
203017 MAHAROWSKI #1                                                            0                          0 PA           FAYETT
203018 UPTON UT.# 1                                                             0                          0 PA           FAYETT
203019 USX 1402-5                                                               0                          0 PA           FAYETT
203020 COUGHENOUR #1                                                            0                          0 PA           FAYETT
203021 USX 520-2A                                                               0                          0 PA           FAYETT
203022 USX 520-1                                                                0                          0
203023 USX 1402-6                                                               0                          0 PA           FAYETT
203035 BAKER #1,J.(CNR)                                                         0                          0
203036 BARNITZ #1, R.                                                           0                          0
203037 BEHM #1, V.                                                              0                          0 PA           WASHIN
203038 BENNINGTON #1, J.                                                        0                          0 PA           FAYETT
203039 BLOOM #1, J.M.                                                           0                          0
203040 BAKER #1, J. LOUIS                                                       0                          0
203041 BRYNER LUMBER #1                                                         0                          0
203043 BRANSKY #1, S.                                                           0                          0 PA           FAYETT
203044 BRIGHTHILL #1, J.                                                        0                          0 PA           FAYETT
203045 BROCH #2, F.                                                             0                          0
203046 BROWN #1, M.                                                             0                          0 PA           FAYETT
203047 BRYNER #1 (CNR)                                                          0                          0 PA           FAYETT
203048 BRYNER #2                                                                0                          0
203049 CARLAZZOLI #1, J.                                                        0                          0 PA           WASHIN
203050 CARROLL #1, C.                                                           0                          0
203051 CARSON #1, J.                                                            0                          0 PA           WASHIN
203052 CHARLEROI CHAMBER OF COMMERCE1                                           0                          0 PA           WASHIN
203053 CHUBERKA #1, M.                                                          0                          0 PA           WASHIN
203054 CONRAIL #1                                                               0                          0
203055 CONRAIL #2                                                               0                          0
203056 CONRAIL #3                                                               0                          0 PA           FAYETT
203057 CURRY #1, D.                                                             0                          0 PA           WESTMO
203058 DANTONIO #1                                                              0                          0 PA           FAYETT
203059 DAVIS #1, R.F.                                                           0                          0 PA           FAYETT
203060 DEARTH #1, W.                                                            0                          0 PA           FAYETT
203061 GOODWIN,F. #1 (DOLAN#1)                                                  0                          0 PA           GREENE
203062 DONLEY #1, E.                                                            0                          0 PA           FAYETT
203063 DUFF #1                                                                  0                          0
203064 DUFF #2, L.                                                              0                          0
203065 DUNAY #1                                                                 0                          0 PA           FAYETT

203066 DUVALL #2                                   0                    0.9375                         0                         0
203067 FERGUSON #1, P.                             0                    0.9375                         0                         0
203068 FERIK #1, M.                                0                    0.9375                         0                         0
203069 FRYE #2                                     0                    0.9375                         0                         0
203070 FRYE #3, J.                                 0                    0.9375                         0                         0
203071 FULTON #1, S.                               0                    0.9375                         0                         0
203072 GEPHART #1, A.                              0                    0.9375                         0                         0
203073 GILLIS #1, A.                               0                    0.9375                         0                         0
203074 GRAHAM #1, A.                               0                    0.9375                         0                         0
203075 GRAHAM #1, W.                               0                    0.9375                         0                         0
203076 GREENFIELD #1                               0                    0.8125                         0                         0
203077 GRIMES #1, A.                               0                    0.9375                         0                         0
203078 GUSTOVICH #1, P.                            0                    0.9375                         0                         0
203079 HARKNESS #1, C.                             0                    0.9375                         0                         0
203080 HARRIS #1                                   0                    0.9375                         0                         0
203081 HAYMAKER #1, J.                             0                    0.9375                         0                         0
203082 HILL #1, J.R.                               0                    0.9375                         0                         0
203083 HODACK #1                                   0                    0.9375                         0                         0
203084 HOLZAPEEL #1                                0                    0.9375                         0                         0
203085 IRVINE #1, R.                               0                    0.9375                         0                         0
203086 JARVIS #1, R.                               0                    0.9375                         0                         0
203087 JOHNSON #1, T.                              0                    0.9375                         0                         0
203088 KERR #1                                     0                    0.9375                         0                         0
203089 KINDER #1, H.                               0                    0.9375                         0                         0
203090 LUNNER #1, M.                               0                    0.9375                         0                         0
203091 LUXNER #1                                   0                    0.9375                         0                         0
203092 MAURER W.                                   0                    0.9375                         0                         0
203093 MCCARRELL #1, J.                            0                    0.9375                         0                         0
203094 MCCARRELL #2, J.                            0                    0.9375                         0                         0
203095 MCMANUS #1, M.                              0                    0.9375                         0                         0
203096 MCMURRAY #1, J.B.                           0                    0.9375                         0                         0
203097 MFG. LT. & HEAT #1                          0                    0.8125                         0                         0
203098 MILLER #2, W.                               0                    0.9375                         0                         0
203099 MORRIS #1                                   0                    0.9375                         0                         0
203100 MORRIS #2                                   0                    0.9375                         0                         0
203101 MORRISON #1                                 0                    0.9375                         0                         0
203102 NATIONAL MINES CORP. #1                     0                    0.9375                         0                         0
203103 NATIONAL MINES CORP. #2                     0                    0.9375                         0                         0
203104 NOBEL #1, M.                                0                    0.9375                         0                         0
203105 O'DONNELL #2, W.                            0                    0.9375                         0                         0
203106 ORAVETS #1                                  0                    0.9375                         0                         0
203107 PALSI #1, J.                                0                    0.9375                         0                         0
203108 PHILLIPS #1, W.                             0                    0.9375                         0                         0
203109 PONEK #1                                    0                    0.9375                         0                         0
203110 PRESCOTT #1, W.                             0                         1                         0                         0
203111 PRODEN #1, G.                               0                    0.9375                         0                         0
203112 RAY #1, R.                                  0                    0.9375                         0                         0
203113 RICHARDSON #1, R.                           0                    0.9375                         0                         0
203114 RIDER #1, T.                                0                    0.9375                         0                         0
203115 RIES #1, G.O.                               0                         1                         0                         0
203116 RIES #2, G.O.                               0                    0.9375                         0                         0
203117 ROBISON #1                                  0                    0.9375                         0                         0
203118 RUANE FARMS #1, T.P.                        0                    0.9375                         0                         0
203119 RUBY #1, A.                                 0                    0.9375                         0                         0
203120 RYAN #1                                     0                    0.8125                         0                         0
203121 SANGSTON #1, J.                             0                    0.9375                         0                         0
203122 SANGSTON #2, J.                             0                    0.9375                         0                         0
203123 SEIDERS #1, G.                              0                    0.9375                         0                         0
203124 SHIDLER #1, J.                              0                    0.9375                         0                         0
203125 SKERZELOCK #2                               0                         1                         0                         0
203126 SMELL #1, E.                                0                         1                         0                         0
203127 SMELL #2, E.                                0                    0.9375                         0                         0
203128 SOLOMAN #1, J.                              0                         1                         0                         0
203129 SPHAR #1, J.B.                              0                    0.9375                         0                         0
203130 SPRINGER #1                                 0                    0.9375                         0                         0
203131 STEWART #2, E.                              0                    0.9375                         0                         0
203132 STOPKO #1, J.                               0                    0.9375                         0                         0
203133 SUMMEY #1, B.                               0                    0.8125                         0                         0
203134 SUMMEY #2, B.                               0                    0.9375                         0                         0
203135 TEAL #1, J.                                 0                    0.9375                         0                         0
203136 TEGGART #1, A.                              0                    0.9375                         0                         0
203137 VAN VORHIS #1, F.                           0                    0.9375                         0                         0
203138 VELTRI #1                                   0                    0.9375                         0                         0
203139 WHITKO #1, J.                               0                         1                         0                         0
203140 WILES #1, D.                                0                    0.9375                         0                         0
203141 WILES #2, D.                                0                    0.9375                         0                         0
203142 WORTHINGTON #1                              0                    0.9375                         0                         0
203143 YANKOSKY #1, J.                             0                    0.9375                         0                         0
203144 YODER #1, R.                                0                    0.9375                         0                         0
203145 YODER #2, E.                                0                    0.8125                         0                         0
203146 DONAHUE/CONS.GAS #1                         0                    0.9375                         0                         0
205020 ESHLER-BROWN #1A (BELDEN)               0.025                         0                         0                         0
205028 SILK TRUST #1 (SCHREINER)                0.02                         0                         0                         0
205041 KLOPPENSTEIN # 2  (ALSID)             0.03125                         0                         0                         0


                                                                           52

(RESTUBBED TABLE)

203066 DUVALL #2                               0.9375                        0                      1 VIKING RESOURCES CORPORATION
203067 FERGUSON #1, P.                         0.9375                        0                      1 VIKING RESOURCES CORPORATION
203068 FERIK #1, M.                            0.9375                        0                      1 VIKING RESOURCES CORPORATION
203069 FRYE #2                                 0.9375                        0                      1 VIKING RESOURCES CORPORATION
203070 FRYE #3, J.                             0.9375                        0                      1 VIKING RESOURCES CORPORATION
203071 FULTON #1, S.                           0.9375                        0                      1 VIKING RESOURCES CORPORATION
203072 GEPHART #1, A.                          0.9375                        0                      1 VIKING RESOURCES CORPORATION
203073 GILLIS #1, A.                           0.9375                        0                      1 VIKING RESOURCES CORPORATION
203074 GRAHAM #1, A.                           0.9375                        0                      1 VIKING RESOURCES CORPORATION
203075 GRAHAM #1, W.                           0.9375                        0                      1 VIKING RESOURCES CORPORATION
203076 GREENFIELD #1                           0.8125                        0                      1 VIKING RESOURCES CORPORATION
203077 GRIMES #1, A.                           0.9375                        0                      1 VIKING RESOURCES CORPORATION
203078 GUSTOVICH #1, P.                        0.9375                        0                      1 VIKING RESOURCES CORPORATION
203079 HARKNESS #1, C.                         0.9375                        0                      1 VIKING RESOURCES CORPORATION
203080 HARRIS #1                               0.9375                        0                      1 VIKING RESOURCES CORPORATION
203081 HAYMAKER #1, J.                         0.9375                        0                      1 VIKING RESOURCES CORPORATION
203082 HILL #1, J.R.                           0.9375                        0                      1 VIKING RESOURCES CORPORATION
203083 HODACK #1                               0.9375                        0                      1 VIKING RESOURCES CORPORATION
203084 HOLZAPEEL #1                            0.9375                        0                      1 VIKING RESOURCES CORPORATION
203085 IRVINE #1, R.                           0.9375                        0                      1 VIKING RESOURCES CORPORATION
203086 JARVIS #1, R.                           0.9375                        0                      1 VIKING RESOURCES CORPORATION
203087 JOHNSON #1, T.                          0.9375                        0                      1 VIKING RESOURCES CORPORATION
203088 KERR #1                                 0.9375                        0                      1 VIKING RESOURCES CORPORATION
203089 KINDER #1, H.                           0.9375                        0                      1 VIKING RESOURCES CORPORATION
203090 LUNNER #1, M.                           0.9375                        0                      1 VIKING RESOURCES CORPORATION
203091 LUXNER #1                               0.9375                        0                      1 VIKING RESOURCES CORPORATION
203092 MAURER W.                               0.9375                        0                      1 VIKING RESOURCES CORPORATION
203093 MCCARRELL #1, J.                        0.9375                        0                      1 VIKING RESOURCES CORPORATION
203094 MCCARRELL #2, J.                        0.9375                        0                      1 VIKING RESOURCES CORPORATION
203095 MCMANUS #1, M.                          0.9375                        0                      1 VIKING RESOURCES CORPORATION
203096 MCMURRAY #1, J.B.                       0.9375                        0                      1 VIKING RESOURCES CORPORATION
203097 MFG. LT. & HEAT #1                      0.8125                        0                      1 VIKING RESOURCES CORPORATION
203098 MILLER #2, W.                           0.9375                        0                      1 VIKING RESOURCES CORPORATION
203099 MORRIS #1                               0.9375                        0                      1 VIKING RESOURCES CORPORATION
203100 MORRIS #2                               0.9375                        0                      1 VIKING RESOURCES CORPORATION
203101 MORRISON #1                             0.9375                        0                      1 VIKING RESOURCES CORPORATION
203102 NATIONAL MINES CORP. #1                 0.9375                        0                      1 VIKING RESOURCES CORPORATION
203103 NATIONAL MINES CORP. #2                 0.9375                        0                      1 VIKING RESOURCES CORPORATION
203104 NOBEL #1, M.                            0.9375                        0                      1 VIKING RESOURCES CORPORATION
203105 O'DONNELL #2, W.                        0.9375                        0                      1 VIKING RESOURCES CORPORATION
203106 ORAVETS #1                              0.9375                        0                      1 VIKING RESOURCES CORPORATION
203107 PALSI #1, J.                            0.9375                        0                      1 VIKING RESOURCES CORPORATION
203108 PHILLIPS #1, W.                         0.9375                        0                      1 VIKING RESOURCES CORPORATION
203109 PONEK #1                                0.9375                        0                      1 VIKING RESOURCES CORPORATION
203110 PRESCOTT #1, W.                              1                        0                      1 VIKING RESOURCES CORPORATION
203111 PRODEN #1, G.                           0.9375                        0                      1 VIKING RESOURCES CORPORATION
203112 RAY #1, R.                              0.9375                        0                      1 VIKING RESOURCES CORPORATION
203113 RICHARDSON #1, R.                       0.9375                        0                      1 VIKING RESOURCES CORPORATION
203114 RIDER #1, T.                            0.9375                        0                      1 VIKING RESOURCES CORPORATION
203115 RIES #1, G.O.                                1                        0                      1 VIKING RESOURCES CORPORATION
203116 RIES #2, G.O.                           0.9375                        0                      1 VIKING RESOURCES CORPORATION
203117 ROBISON #1                              0.9375                        0                      1 VIKING RESOURCES CORPORATION
203118 RUANE FARMS #1, T.P.                    0.9375                        0                      1 VIKING RESOURCES CORPORATION
203119 RUBY #1, A.                             0.9375                        0                      1 VIKING RESOURCES CORPORATION
203120 RYAN #1                                 0.8125                        0                      1 VIKING RESOURCES CORPORATION
203121 SANGSTON #1, J.                         0.9375                        0                      1 VIKING RESOURCES CORPORATION
203122 SANGSTON #2, J.                         0.9375                        0                      1 VIKING RESOURCES CORPORATION
203123 SEIDERS #1, G.                          0.9375                        0                      1 VIKING RESOURCES CORPORATION
203124 SHIDLER #1, J.                          0.9375                        0                      1 VIKING RESOURCES CORPORATION
203125 SKERZELOCK #2                                1                        0                      1 VIKING RESOURCES CORPORATION
203126 SMELL #1, E.                                 1                        0                      1 VIKING RESOURCES CORPORATION
203127 SMELL #2, E.                            0.9375                        0                      1 VIKING RESOURCES CORPORATION
203128 SOLOMAN #1, J.                               1                        0                      1 VIKING RESOURCES CORPORATION
203129 SPHAR #1, J.B.                          0.9375                        0                      1 VIKING RESOURCES CORPORATION
203130 SPRINGER #1                             0.9375                        0                      1 VIKING RESOURCES CORPORATION
203131 STEWART #2, E.                          0.9375                        0                      1 VIKING RESOURCES CORPORATION
203132 STOPKO #1, J.                           0.9375                        0                      1 VIKING RESOURCES CORPORATION
203133 SUMMEY #1, B.                           0.8125                        0                      1 VIKING RESOURCES CORPORATION
203134 SUMMEY #2, B.                           0.9375                        0                      1 VIKING RESOURCES CORPORATION
203135 TEAL #1, J.                             0.9375                        0                      1 VIKING RESOURCES CORPORATION
203136 TEGGART #1, A.                          0.9375                        0                      1 VIKING RESOURCES CORPORATION
203137 VAN VORHIS #1, F.                       0.9375                        0                      1 VIKING RESOURCES CORPORATION
203138 VELTRI #1                               0.9375                        0                      1 VIKING RESOURCES CORPORATION
203139 WHITKO #1, J.                                1                        0                      1 VIKING RESOURCES CORPORATION
203140 WILES #1, D.                            0.9375                        0                      1 VIKING RESOURCES CORPORATION
203141 WILES #2, D.                            0.9375                        0                      1 VIKING RESOURCES CORPORATION
203142 WORTHINGTON #1                          0.9375                        0                      1 VIKING RESOURCES CORPORATION
203143 YANKOSKY #1, J.                         0.9375                        0                      1 VIKING RESOURCES CORPORATION
203144 YODER #1, R.                            0.9375                        0                      1 VIKING RESOURCES CORPORATION
203145 YODER #2, E.                            0.8125                        0                      1 VIKING RESOURCES CORPORATION
203146 DONAHUE/CONS.GAS #1                     0.9375                        0                      1 VIKING RESOURCES CORPORATION
205020 ESHLER-BROWN #1A (BELDEN)                0.025                        0                      1 VIKING RESOURCES CORPORATION
205028 SILK TRUST #1 (SCHREINER)                 0.02                        0                      0 VIKING RESOURCES CORPORATION
205041 KLOPPENSTEIN # 2  (ALSID)              0.03125                        0                      1 VIKING RESOURCES CORPORATION

(RESTUBBED TABLE)

203066 DUVALL #2                                                         0                          0
203067 FERGUSON #1, P.                                                   0                          0 PA           WASHIN
203068 FERIK #1, M.                                                      0                          0 PA           WASHIN
203069 FRYE #2                                                           0                          0 PA           WASHIN
203070 FRYE #3, J.                                                       0                          0 PA           WASHIN
203071 FULTON #1, S.                                                     0                          0
203072 GEPHART #1, A.                                                    0                          0
203073 GILLIS #1, A.                                                     0                          0 PA           WASHIN
203074 GRAHAM #1, A.                                                     0                          0 PA           WASHIN
203075 GRAHAM #1, W.                                                     0                          0 PA           FAYETT
203076 GREENFIELD #1                                                     0                          0
203077 GRIMES #1, A.                                                     0                          0
203078 GUSTOVICH #1, P.                                                  0                          0 PA           WASHIN
203079 HARKNESS #1, C.                                                   0                          0 PA           WESTMO
203080 HARRIS #1                                                         0                          0
203081 HAYMAKER #1, J.                                                   0                          0 PA           WESTMO
203082 HILL #1, J.R.                                                     0                          0 PA           WASHIN
203083 HODACK #1                                                         0                          0
203084 HOLZAPEEL #1                                                      0                          0 PA           FAYETT
203085 IRVINE #1, R.                                                     0                          0
203086 JARVIS #1, R.                                                     0                          0 PA           WASHIN
203087 JOHNSON #1, T.                                                    0                          0
203088 KERR #1                                                           0                          0
203089 KINDER #1, H.                                                     0                          0 PA           WASHIN
203090 LUNNER #1, M.                                                     0                          0 PA           FAYETT
203091 LUXNER #1                                                         0                          0 PA           GREENE
203092 MAURER W.                                                         0                          0 PA           WESTMO
203093 MCCARRELL #1, J.                                                  0                          0 PA           WASHIN
203094 MCCARRELL #2, J.                                                  0                          0 PA           WASHIN
203095 MCMANUS #1, M.                                                    0                          0
203096 MCMURRAY #1, J.B.                                                 0                          0
203097 MFG. LT. & HEAT #1                                                0                          0 PA           WASHIN
203098 MILLER #2, W.                                                     0                          0 PA           WASHIN
203099 MORRIS #1                                                         0                          0 PA           FAYETT
203100 MORRIS #2                                                         0                          0
203101 MORRISON #1                                                       0                          0 PA           WASHIN
203102 NATIONAL MINES CORP. #1                                           0                          0 PA           FAYETT
203103 NATIONAL MINES CORP. #2                                           0                          0 PA           FAYETT
203104 NOBEL #1, M.                                                      0                          0
203105 O'DONNELL #2, W.                                                  0                          0 PA           FAYETT
203106 ORAVETS #1                                                        0                          0 PA           FAYETT
203107 PALSI #1, J.                                                      0                          0
203108 PHILLIPS #1, W.                                                   0                          0 PA           FAYETT
203109 PONEK #1                                                          0                          0 PA           GREENE
203110 PRESCOTT #1, W.                                                   0                          0
203111 PRODEN #1, G.                                                     0                          0
203112 RAY #1, R.                                                        0                          0 PA           WESTMO
203113 RICHARDSON #1, R.                                                 0                          0 PA           WASHIN
203114 RIDER #1, T.                                                      0                          0
203115 RIES #1, G.O.                                                     0                          0 PA           WASHIN
203116 RIES #2, G.O.                                                     0                          0 PA           WASHIN
203117 ROBISON #1                                                        0                          0 PA           WASHIN
203118 RUANE FARMS #1, T.P.                                              0                          0 PA           FAYETT
203119 RUBY #1, A.                                                       0                          0
203120 RYAN #1                                                           0                          0
203121 SANGSTON #1, J.                                                   0                          0 PA           FAYETT
203122 SANGSTON #2, J.                                                   0                          0 PA           FAYETT
203123 SEIDERS #1, G.                                                    0                          0 PA           WASHIN
203124 SHIDLER #1, J.                                                    0                          0 PA           WASHIN
203125 SKERZELOCK #2                                                     0                          0
203126 SMELL #1, E.                                                      0                          0
203127 SMELL #2, E.                                                      0                          0
203128 SOLOMAN #1, J.                                                    0                          0
203129 SPHAR #1, J.B.                                                    0                          0 PA           WASHIN
203130 SPRINGER #1                                                       0                          0 PA           FAYETT
203131 STEWART #2, E.                                                    0                          0 PA           WASHIN
203132 STOPKO #1, J.                                                     0                          0 PA           FAYETT
203133 SUMMEY #1, B.                                                     0                          0 PA           FAYETT
203134 SUMMEY #2, B.                                                     0                          0 PA           FAYETT
203135 TEAL #1, J.                                                       0                          0
203136 TEGGART #1, A.                                                    0                          0
203137 VAN VORHIS #1, F.                                                 0                          0 PA           WASHIN
203138 VELTRI #1                                                         0                          0
203139 WHITKO #1, J.                                                     0                          0
203140 WILES #1, D.                                                      0                          0
203141 WILES #2, D.                                                      0                          0 PA           FAYETT
203142 WORTHINGTON #1                                                    0                          0 PA           WASHIN
203143 YANKOSKY #1, J.                                                   0                          0
203144 YODER #1, R.                                                      0                          0 PA           WASHIN
203145 YODER #2, E.                                                      0                          0 PA           FAYETT
203146 DONAHUE/CONS.GAS #1                                               0                          0
205020 ESHLER-BROWN #1A (BELDEN)                                         0                          0 OH           MAHONI
205028 SILK TRUST #1 (SCHREINER)                                         0                          0
205041 KLOPPENSTEIN # 2  (ALSID)                                         0                          0


205044 FLETCHER-FARMER UNIT #1 (PETRO                 0                0.12299854                         0                      0
205045 SISLER UNIT #1 (GREAT LAKES)            0.023438                         0                         0                      0
205046 SISLER UNIT #2 (GREAT LAKES)            0.023438                         0                         0                      0
205047 MARKUS UNIT #1 (GREAT LAKES)            0.022525                         0                         0                      0
205048 ZOLLINGER S&G #2-2224 (CGAS)             0.03125                         0                         0                      0
205049 MILO, G. #1-1458 (CGAS)                   0.0175                         0                         0                      0
205050 BEAVER, FRANCES#(OXFORD)                 0.03125                         0                         0                      0

205053 ROSS #2, J.P. (US ENERGY)                      0                 0.6328125                         0                      0
205054 ROSS #4, J.P. (US ENERGY)                      0                 0.6328125                         0                      0
205055 HARNESS #1 (EASTERN STATES)             0.030023                         0                         0                      0
205056 CHARLES,T #1-1409 (CGAS)                  0.0175                         0                         0                      0
205057 NOLL, S & D #4 (BELDEN)                     0.03                         0                         0                      0
205058 SNYDER, H & C COMM #1 (BELDEN)        0.00191156                         0                         0                      0
205059 SCHORLE #2 (BELDEN)                      0.03125                         0                         0                      0
205060 BIDINGER #3 (BELDEN)                     0.03125                         0                         0                      0
205061 LOCKHART #1A (BELDEN)                    0.03125                         0                         0                      0
205062 HUNTER #5 (BELDEN)                       0.03125                         0                         0                      0
205063 WEINTRAUB 1 (BELDEN)                        0.02                         0                         0                      0
205064 BIDINGER #1 (BELDEN)                     0.03125                         0                         0                      0
205065 ZOLLINGER #1 (BELDEN)                    0.03125                         0                         0                      0
205066 WEINTRAUB, W & D #2 (BELDEN)                0.02                         0                         0                      0
205067 WEINTRAUB, W & D #3 (BELDEN)                0.02                         0                         0                      0
205068 KREIDER, G & V #1 (BELDEN)                  0.03                         0                         0                      0
205069 WEINTRAUB, W & D COMM #5(BELDE        0.01012001                         0                         0                      0
205070 MUNI-VON KAENEL #3 (BELDEN)                0.025                         0                         0                      0
205071 LAMANCUSA #1 (BELDEN)                      0.025                         0                         0                      0
205072 LAMANCUSA #2 (BELDEN)                      0.025                         0                         0                      0
205073 YOUNG FED 24-12 (BROWN)                 0.000625                         0                         0                      0
205074 WORLOCK #1W & V ETAL COMM(BELD           0.02955                         0                         0                      0
205075 HALTER, R & H #2 (BELDEN)                   0.03                         0                         0                      0
205076 HALTER, R & H #4 (BELDEN)                   0.03                         0                         0                      0
205077 BOYD, G #1 (BELDEN)                         0.03                         0                         0                      0
205078 DAVIS, J & B #1 (BELDEN)                    0.03                         0                         0                      0
205079 NOLL, S & D COMM #2 (BELDEN)                0.03                         0                         0                      0
205080 NOLL, S & D #3 (BELDEN)                     0.03                         0                         0                      0
205081 RULE MINNELUSA B UNIT (BIG)           0.00299813                         0                         0                      0
205082 LONG TREE UNIT TR 3 (RIM)                 0.0425                         0                         0                      0
205083 LONG TREE UNIT TR 1A (RIM)                  0.02                         0                         0                      0
205084 LONG TREE UNIT TR 1B (RIM)                 0.005                         0                         0                      0
205085 LONG TREE UNIT TR 1C (RIM)                 0.005                         0                         0                      0
205086 LONG TREE UNIT TR 2A (RIM)                0.0175                         0                         0                      0
205087 LONG TREE UNIT TR 2B (RIM)                0.0175                         0                         0                      0
205088 LONG TREE UNIT TR 2C (RIM)                0.0175                         0                         0                      0
205089 LONG TREE UNIT TR 4A (RIM)                  0.01                         0                         0                      0
205090 LONG TREE UNIT TR 4B (RIM)                  0.01                         0                         0                      0
205091 LONG TREE UNIT TR 4C (RIM)                  0.01                         0                         0                      0
205092 LONG TREE UNIT TR 4D (RIM)                  0.01                         0                         0                      0
205093 LONG TREE UNIT TR 4E (RIM)                  0.01                         0                         0                      0
205094 WARD #2 (DOUGLAS)                              0                   0.07425                         0                      0
205095 ROSENSTEEL #1 (DOUGLAS)                        0                     0.033                         0                      0
205096 THARP #1 (DOUGLAS)                             0                   0.07425                         0                      0
205097 THARP #2 (DOUGLAS)                             0                   0.07425                         0                      0
205098 NELSON #1 (DOUGLAS)                            0                   0.07425                         0                      0
205100 W.L.E. #1 (EVERFLOW)                           0                0.04295945                         0                      0
205101 W.L.E. #2 (D. NORMAN)                          0                0.04262945                         0                      0
205102 W.L.E. #4 (D. NORMAN)                          0                0.04196375                         0                      0
205103 ADAMS #1 (EVERFLOW)                            0                0.03942861                         0                      0
205104 R.C.A. 1 (D. NORMAN)                           0                 0.0414924                         0                      0
205105 VAUGHAN,K & D COMM #4 (BELDEN)                 0                  0.109375                         0                      0
205107 AMLIN UNIT #2 (JERRY MOORE)            0.0023599                         0                         0                      0
205108 STEFANICK #1 (C & T ENTERPRISE            0.0625                         0                         0                      0
205109 LONG HAYWOOD #1 (POWER)                     0.02                         0                         0                      0
205125 WODIANKA # 1 (CGAS)                     0.013169                         0                         0                      0
205127 EWING # 1 (GREEN GAS)                       0.02                         0                         0                      0
205128 DEWEY #1 (BANC EQUITY CORP)              0.03125                         0                         0                      0
205129 WORLOCK,W & V COMM #2 (BELDEN)         0.0244834                         0                         0                      0
205131 KLINGENSMITH #1 (GREAT OAK)                 0.02                         0                         0                      0
205132 HORNSBY UT.#1 (GREAT OAK)             0.01417117                         0                         0                      0
205133 KLINGENSMITH # 5(GREAT OAK)           0.01417117                         0                         0                      0
205134 RUMBLE # 1 (EVERFLOW)                    0.03125                         0                         0                      0
205135 BRUMBAUGH # 1 (EVERFLOW)                 0.03125                         0                         0                      0
205136 ZAYAK # 1 (EVERFLOW)                     0.03125                         0                         0                      0
205137 BRUMBAUGH # 2 (EVERFLOW)                 0.03125                         0                         0                      0
205138 BARNETT # 1 (EVERFLOW)                   0.02734                         0                         0                      0
205139 CHAMBERLAIN # 1 (EVERFLOW)               0.01689                         0                         0                      0
205140 KUNTZMAN UNIT #1 (EVERFLOW)                0.025                         0                         0                      0
205141 CRAIN UNIT #1 (EVERFLOW)                 0.02734                         0                         0                      0
205142 HUEY #1 (RMI)                                  1                         0                         0                      0
205143 KLINGENSMITH # 2 (GREAT OAK)                0.02                         0                         0                      0
205144 KLINGENSMITH #3 (GREAT OAK)                 0.02                         0                         0                      0
205145 KLINGENSMITH #4 (GREAT OAK)                 0.02                         0                         0                      0
205146 KLINGENSMITH #6 (GREAT OAK)           0.01417117                         0                         0                      0
205147 KLINGENSMITH #7 (GREAT OAK)                 0.02                         0                         0                      0


                                                                          53

(RESTUBBED TABLE)

205044 FLETCHER-FARMER UNIT #1 (PETRO         0.12299854                     0                      1 VIKING RESOURCES CORPORATION
205045 SISLER UNIT #1 (GREAT LAKES)             0.023438                     0                      1 VIKING RESOURCES CORPORATION
205046 SISLER UNIT #2 (GREAT LAKES)             0.023438                     0                      0 VIKING RESOURCES CORPORATION
205047 MARKUS UNIT #1 (GREAT LAKES)             0.022525                     0                      0 VIKING RESOURCES CORPORATION
205048 ZOLLINGER S&G #2-2224 (CGAS)              0.03125                     0                      0 VIKING RESOURCES CORPORATION
205049 MILO, G. #1-1458 (CGAS)                    0.0175                     0                      1 VIKING RESOURCES CORPORATION
205050 BEAVER, FRANCES#(OXFORD)                  0.03125                     0                      0 VIKING RESOURCES CORPORATION

205053 ROSS #2, J.P. (US ENERGY)               0.6328125                     0                      1 VIKING RESOURCES CORPORATION
205054 ROSS #4, J.P. (US ENERGY)               0.6328125                     0                      1 VIKING RESOURCES CORPORATION
205055 HARNESS #1 (EASTERN STATES)              0.030023                     0                      0 VIKING RESOURCES CORPORATION
205056 CHARLES,T #1-1409 (CGAS)                   0.0175                     0                      1 VIKING RESOURCES CORPORATION
205057 NOLL, S & D #4 (BELDEN)                      0.03                     0                      1 VIKING RESOURCES CORPORATION
205058 SNYDER, H & C COMM #1 (BELDEN)         0.00191156                     0                      1 VIKING RESOURCES CORPORATION
205059 SCHORLE #2 (BELDEN)                       0.03125                     0                      1 VIKING RESOURCES CORPORATION
205060 BIDINGER #3 (BELDEN)                      0.03125                     0                      1 VIKING RESOURCES CORPORATION
205061 LOCKHART #1A (BELDEN)                     0.03125                     0                      1 VIKING RESOURCES CORPORATION
205062 HUNTER #5 (BELDEN)                        0.03125                     0                      1 VIKING RESOURCES CORPORATION
205063 WEINTRAUB 1 (BELDEN)                         0.02                     0                      1 VIKING RESOURCES CORPORATION
205064 BIDINGER #1 (BELDEN)                      0.03125                     0                      1 VIKING RESOURCES CORPORATION
205065 ZOLLINGER #1 (BELDEN)                     0.03125                     0                      1 VIKING RESOURCES CORPORATION
205066 WEINTRAUB, W & D #2 (BELDEN)                 0.02                     0                      1 VIKING RESOURCES CORPORATION
205067 WEINTRAUB, W & D #3 (BELDEN)                 0.02                     0                      1 VIKING RESOURCES CORPORATION
205068 KREIDER, G & V #1 (BELDEN)                   0.03                     0                      1 VIKING RESOURCES CORPORATION
205069 WEINTRAUB, W & D COMM #5(BELDE         0.01012001                     0                      1 VIKING RESOURCES CORPORATION
205070 MUNI-VON KAENEL #3 (BELDEN)                 0.025                     0                      1 VIKING RESOURCES CORPORATION
205071 LAMANCUSA #1 (BELDEN)                       0.025                     0                      1 VIKING RESOURCES CORPORATION
205072 LAMANCUSA #2 (BELDEN)                       0.025                     0                      1 VIKING RESOURCES CORPORATION
205073 YOUNG FED 24-12 (BROWN)                  0.000625                     0                      1 VIKING RESOURCES CORPORATION
205074 WORLOCK #1W & V ETAL COMM(BELD            0.02955                     0                      1 VIKING RESOURCES CORPORATION
205075 HALTER, R & H #2 (BELDEN)                    0.03                     0                      1 VIKING RESOURCES CORPORATION
205076 HALTER, R & H #4 (BELDEN)                    0.03                     0                      1 VIKING RESOURCES CORPORATION
205077 BOYD, G #1 (BELDEN)                          0.03                     0                      1 VIKING RESOURCES CORPORATION
205078 DAVIS, J & B #1 (BELDEN)                     0.03                     0                      1 VIKING RESOURCES CORPORATION
205079 NOLL, S & D COMM #2 (BELDEN)                 0.03                     0                      1 VIKING RESOURCES CORPORATION
205080 NOLL, S & D #3 (BELDEN)                      0.03                     0                      1 VIKING RESOURCES CORPORATION
205081 RULE MINNELUSA B UNIT (BIG)            0.00299813                     0                      1 VIKING RESOURCES CORPORATION
205082 LONG TREE UNIT TR 3 (RIM)                  0.0425                     0                      1 VIKING RESOURCES CORPORATION
205083 LONG TREE UNIT TR 1A (RIM)                   0.02                     0                      1 VIKING RESOURCES CORPORATION
205084 LONG TREE UNIT TR 1B (RIM)                  0.005                     0                      1 VIKING RESOURCES CORPORATION
205085 LONG TREE UNIT TR 1C (RIM)                  0.005                     0                      1 VIKING RESOURCES CORPORATION
205086 LONG TREE UNIT TR 2A (RIM)                 0.0175                     0                      1 VIKING RESOURCES CORPORATION
205087 LONG TREE UNIT TR 2B (RIM)                 0.0175                     0                      1 VIKING RESOURCES CORPORATION
205088 LONG TREE UNIT TR 2C (RIM)                 0.0175                     0                      1 VIKING RESOURCES CORPORATION
205089 LONG TREE UNIT TR 4A (RIM)                   0.01                     0                      1 VIKING RESOURCES CORPORATION
205090 LONG TREE UNIT TR 4B (RIM)                   0.01                     0                      1 VIKING RESOURCES CORPORATION
205091 LONG TREE UNIT TR 4C (RIM)                   0.01                     0                      1 VIKING RESOURCES CORPORATION
205092 LONG TREE UNIT TR 4D (RIM)                   0.01                     0                      1 VIKING RESOURCES CORPORATION
205093 LONG TREE UNIT TR 4E (RIM)                   0.01                     0                      1 VIKING RESOURCES CORPORATION
205094 WARD #2 (DOUGLAS)                         0.07425                     0                      1 VIKING RESOURCES CORPORATION
205095 ROSENSTEEL #1 (DOUGLAS)                     0.033                     0                      1 VIKING RESOURCES CORPORATION
205096 THARP #1 (DOUGLAS)                        0.07425                     0                      1 VIKING RESOURCES CORPORATION
205097 THARP #2 (DOUGLAS)                        0.07425                     0                      1 VIKING RESOURCES CORPORATION
205098 NELSON #1 (DOUGLAS)                       0.07425                     0                      1 VIKING RESOURCES CORPORATION
205100 W.L.E. #1 (EVERFLOW)                   0.04295945                     0                      1 VIKING RESOURCES CORPORATION
205101 W.L.E. #2 (D. NORMAN)                  0.04262945                     0                      1 VIKING RESOURCES CORPORATION
205102 W.L.E. #4 (D. NORMAN)                  0.04196375                     0                      1 VIKING RESOURCES CORPORATION
205103 ADAMS #1 (EVERFLOW)                    0.03942861                     0                      1 VIKING RESOURCES CORPORATION
205104 R.C.A. 1 (D. NORMAN)                    0.0414924                     0                      1 VIKING RESOURCES CORPORATION
205105 VAUGHAN,K & D COMM #4 (BELDEN)           0.109375                     0                      1 VIKING RESOURCES CORPORATION
205107 AMLIN UNIT #2 (JERRY MOORE)             0.0023599                     0                      0 VIKING RESOURCES CORPORATION
205108 STEFANICK #1 (C & T ENTERPRISE             0.0625                     0                      0 VIKING RESOURCES CORPORATION
205109 LONG HAYWOOD #1 (POWER)                      0.02                     0                      0 VIKING RESOURCES CORPORATION
205125 WODIANKA # 1 (CGAS)                      0.013169                     0                      1 VIKING RESOURCES CORPORATION
205127 EWING # 1 (GREEN GAS)                        0.02                     0                      1 VIKING RESOURCES CORPORATION
205128 DEWEY #1 (BANC EQUITY CORP)               0.03125                     0                      0 VIKING RESOURCES CORPORATION
205129 WORLOCK,W & V COMM #2 (BELDEN)          0.0244834                     0                      1 VIKING RESOURCES CORPORATION
205131 KLINGENSMITH #1 (GREAT OAK)                  0.02                     0                      0 VIKING RESOURCES CORPORATION
205132 HORNSBY UT.#1 (GREAT OAK)              0.01417117                     0                      0 VIKING RESOURCES CORPORATION
205133 KLINGENSMITH # 5(GREAT OAK)            0.01417117                     0                      0 VIKING RESOURCES CORPORATION
205134 RUMBLE # 1 (EVERFLOW)                     0.03125                     0                      1 VIKING RESOURCES CORPORATION
205135 BRUMBAUGH # 1 (EVERFLOW)                  0.03125                     0                      1 VIKING RESOURCES CORPORATION
205136 ZAYAK # 1 (EVERFLOW)                      0.03125                     0                      1 VIKING RESOURCES CORPORATION
205137 BRUMBAUGH # 2 (EVERFLOW)                  0.03125                     0                      1 VIKING RESOURCES CORPORATION
205138 BARNETT # 1 (EVERFLOW)                    0.02734                     0                      1 VIKING RESOURCES CORPORATION
205139 CHAMBERLAIN # 1 (EVERFLOW)                0.01689                     0                      1 VIKING RESOURCES CORPORATION
205140 KUNTZMAN UNIT #1 (EVERFLOW)                 0.025                     0                      1 VIKING RESOURCES CORPORATION
205141 CRAIN UNIT #1 (EVERFLOW)                  0.02734                     0                      1 VIKING RESOURCES CORPORATION
205142 HUEY #1 (RMI)                                   1                     0                      1 VIKING RESOURCES CORPORATION
205143 KLINGENSMITH # 2 (GREAT OAK)                 0.02                     0                      0 VIKING RESOURCES CORPORATION
205144 KLINGENSMITH #3 (GREAT OAK)                  0.02                     0                      0 VIKING RESOURCES CORPORATION
205145 KLINGENSMITH #4 (GREAT OAK)                  0.02                     0                      0 VIKING RESOURCES CORPORATION
205146 KLINGENSMITH #6 (GREAT OAK)            0.01417117                     0                      0 VIKING RESOURCES CORPORATION
205147 KLINGENSMITH #7 (GREAT OAK)                  0.02                     0                      0 VIKING RESOURCES CORPORATION


(RESTUBBED TABLE)

205044 FLETCHER-FARMER UNIT #1 (PETRO                                             0                          0 OH           KNOX
205045 SISLER UNIT #1 (GREAT LAKES)                                               0                          0 OH           STARK
205046 SISLER UNIT #2 (GREAT LAKES)                                               0                          0 OH           STARK
205047 MARKUS UNIT #1 (GREAT LAKES)                                               0                          0 OH           STARK
205048 ZOLLINGER S&G #2-2224 (CGAS)                                               0                          0 OH           WAYNE
205049 MILO, G. #1-1458 (CGAS)                                                    0                          0 OH
205050 BEAVER, FRANCES#(OXFORD)                                                   0                          0 OH           FAIRFI
                                                                                  0                          0 OH           LAKE
205053 ROSS #2, J.P. (US ENERGY)                                                  0                          0 PA           ARMSTR
205054 ROSS #4, J.P. (US ENERGY)                                                  0                          0 PA           ARMSTR
205055 HARNESS #1 (EASTERN STATES)                                                0                          0 OH           PORTAG
205056 CHARLES,T #1-1409 (CGAS)                                                   0                          0
205057 NOLL, S & D #4 (BELDEN)                                                    0                          0 OH           CARROL
205058 SNYDER, H & C COMM #1 (BELDEN)                                             0                          0 OH
205059 SCHORLE #2 (BELDEN)                                                        0                          0
205060 BIDINGER #3 (BELDEN)                                                       0                          0 OH           WAYNE
205061 LOCKHART #1A (BELDEN)                                                      0                          0 OH           WAYNE
205062 HUNTER #5 (BELDEN)                                                         0                          0 OH           WAYNE
205063 WEINTRAUB 1 (BELDEN)                                                       0                          0 OH           SUMMIT
205064 BIDINGER #1 (BELDEN)                                                       0                          0 OH           WAYNE
205065 ZOLLINGER #1 (BELDEN)                                                      0                          0 OH           WAYNE
205066 WEINTRAUB, W & D #2 (BELDEN)                                               0                          0 OH           SUMMIT
205067 WEINTRAUB, W & D #3 (BELDEN)                                               0                          0 OH           SUMMIT
205068 KREIDER, G & V #1 (BELDEN)                                                 0                          0 OH           STARK
205069 WEINTRAUB, W & D COMM #5(BELDE                                             0                          0 OH           SUMMIT
205070 MUNI-VON KAENEL #3 (BELDEN)                                                0                          0 OH           MAHONI
205071 LAMANCUSA #1 (BELDEN)                                                      0                          0 OH           MAHONI
205072 LAMANCUSA #2 (BELDEN)                                                      0                          0 OH           MAHONI
205073 YOUNG FED 24-12 (BROWN)                                                    0                          0 TX
205074 WORLOCK #1W & V ETAL COMM(BELD                                             0                          0 OH           CARROL
205075 HALTER, R & H #2 (BELDEN)                                                  0                          0 OH
205076 HALTER, R & H #4 (BELDEN)                                                  0                          0 OH
205077 BOYD, G #1 (BELDEN)                                                        0                          0 OH
205078 DAVIS, J & B #1 (BELDEN)                                                   0                          0 OH
205079 NOLL, S & D COMM #2 (BELDEN)                                               0                          0 OH
205080 NOLL, S & D #3 (BELDEN)                                                    0                          0 OH
205081 RULE MINNELUSA B UNIT (BIG)                                                0                          0 WY
205082 LONG TREE UNIT TR 3 (RIM)                                                  0                          0 WY           CAMPBE
205083 LONG TREE UNIT TR 1A (RIM)                                                 0                          0 WY           CAMPBE
205084 LONG TREE UNIT TR 1B (RIM)                                                 0                          0 WY           CAMPBE
205085 LONG TREE UNIT TR 1C (RIM)                                                 0                          0 WY           CAMPBE
205086 LONG TREE UNIT TR 2A (RIM)                                                 0                          0
205087 LONG TREE UNIT TR 2B (RIM)                                                 0                          0 WY           CAMPBE
205088 LONG TREE UNIT TR 2C (RIM)                                                 0                          0 WY           CAMPBE
205089 LONG TREE UNIT TR 4A (RIM)                                                 0                          0 WY           CAMPBE
205090 LONG TREE UNIT TR 4B (RIM)                                                 0                          0 WY           CAMPBE
205091 LONG TREE UNIT TR 4C (RIM)                                                 0                          0 WY           CAMPBE
205092 LONG TREE UNIT TR 4D (RIM)                                                 0                          0 WY           CAMPBE
205093 LONG TREE UNIT TR 4E (RIM)                                                 0                          0 WY           CAMPBE
205094 WARD #2 (DOUGLAS)                                                          0                          0 PA           FAYETT
205095 ROSENSTEEL #1 (DOUGLAS)                                                    0                          0 PA           FAYETT
205096 THARP #1 (DOUGLAS)                                                         0                          0 PA           FAYETT
205097 THARP #2 (DOUGLAS)                                                         0                          0 PA           FAYETT
205098 NELSON #1 (DOUGLAS)                                                        0                          0 PA           FAYETT
205100 W.L.E. #1 (EVERFLOW)                                                       0                          0 OH           SUMMIT
205101 W.L.E. #2 (D. NORMAN)                                                      0                          0 OH           SUMMIT
205102 W.L.E. #4 (D. NORMAN)                                                      0                          0 OH           SUMMIT
205103 ADAMS #1 (EVERFLOW)                                                        0                          0 OH           SUMMIT
205104 R.C.A. 1 (D. NORMAN)                                                       0                          0 OH           SUMMIT
205105 VAUGHAN,K & D COMM #4 (BELDEN)                                             0                          0 OH
205107 AMLIN UNIT #2 (JERRY MOORE)                                                0                          0 OH
205108 STEFANICK #1 (C & T ENTERPRISE                                             0                          0 OH
205109 LONG HAYWOOD #1 (POWER)                                                    0                          0 OH
205125 WODIANKA # 1 (CGAS)                                                        0                          0
205127 EWING # 1 (GREEN GAS)                                                      0                          0
205128 DEWEY #1 (BANC EQUITY CORP)                                                0                          0
205129 WORLOCK,W & V COMM #2 (BELDEN)                                             0                          0
205131 KLINGENSMITH #1 (GREAT OAK)                                                0                          0
205132 HORNSBY UT.#1 (GREAT OAK)                                                  0                          0
205133 KLINGENSMITH # 5(GREAT OAK)                                                0                          0
205134 RUMBLE # 1 (EVERFLOW)                                                      0                          0
205135 BRUMBAUGH # 1 (EVERFLOW)                                                   0                          0
205136 ZAYAK # 1 (EVERFLOW)                                                       0                          0
205137 BRUMBAUGH # 2 (EVERFLOW)                                                   0                          0
205138 BARNETT # 1 (EVERFLOW)                                                     0                          0
205139 CHAMBERLAIN # 1 (EVERFLOW)                                                 0                          0 OH           STARK
205140 KUNTZMAN UNIT #1 (EVERFLOW)                                                0                          0
205141 CRAIN UNIT #1 (EVERFLOW)                                                   0                          0
205142 HUEY #1 (RMI)                                                              0                          0 OH           ASHTAB
205143 KLINGENSMITH # 2 (GREAT OAK)                                               0                          0 PA           WESTMO
205144 KLINGENSMITH #3 (GREAT OAK)                                                0                          0 PA           WESTMO
205145 KLINGENSMITH #4 (GREAT OAK)                                                0                          0 PA           WESTMO
205146 KLINGENSMITH #6 (GREAT OAK)                                                0                          0 PA           WESTMO
205147 KLINGENSMITH #7 (GREAT OAK)                                                0                          0 PA           WESTMO



205148 KLINGENSMITH #8 (GREAT OAK)                      0             0.01417117                         0                      0
205149 HORNSBY UT #2 (GREAT OAK)               0.01417117                      0                         0                      0
205150 SANDERS #2-K (WEINSZ)                      0.03125              0.2109375                         0                      0
205151 KLINGENSMITH # 9 (GREAT OAK)            0.01417117                      0                         0                      0
205153 HOFFMAN, E.# 1 (KENOIL)                      0.025                      0                         0                      0
205169 SISLER UT.# 3 (GREAT LAKES)               0.021396                      0                         0                      0
205185 BRAWLEY,H & S #1 (ALLIANCE PET                0.06                      0                         0                      0
205188 KIME-TYLKE #1A (ALSID OIL)                 0.03125                      0                         0                      0
205190 MULL #2 (ALSID OIL & GAS)                  0.03125                      0                         0                      0
205191 MULL ETAL #1 (ALSID OIL)                   0.03125                      0                         0                      0
205192 THONEN #1A (ALSID OIL)                     0.03125                      0                         0                      0
205196 OBERLIN # 1 (WM.MILLER,INC.)                  0.03                      0                         0                      0
205197 SIMMONS,B # 1 (BANCEQUITY)                       0                0.03125                         0                      0
205231 BURKHART/STOLLER #1&2(RANDALL)              0.0227                      0                         0                      0
205404 HORROCKS # 1 (RMI)                               0                      1                         0                      0
205405 HEWITT # 1 (RMI)                                 1                      0                         0                      0
211309 WELTON #1                                  0.03125                      0                0.53578125                      0
211310 WINTER #1                                  0.03125                      0                0.53578125                      0
211312 FRANTZ #1                                  0.03125                      0                0.53578125                      0
211404 SURSO #1                                   0.03125                      0                0.53578125                      0
221632 CITY OF ALLIANCE #9 & 10                         0                      0                0.46355594                      0
221634 SCHMIEDLIN UNIT #1                        0.052611                      0                0.36502554                      0
221635 HENRY #2                                         0                      0                0.44992938                      0
231621 BER/RES #10-D                             0.015625               0.181575                0.14152634                      0
231622 BER/RES #11-D                             0.015625               0.184862                0.14408755                      0
231623 BER/RES #29-D & 30-D                             0               0.104838                0.08171322                      0
231643 MILLER #1,2 & 3, LEVI                       0.0275               0.361152                0.28150306                      0
231648 STRONG UNIT #2-D                          0.021875               0.147884                0.26915598                      0
241630 MUEHLEINSEN UNIT #1                       0.001017                      0                   0.30905                      0
241646 M.W.C.D. #2                                      0                      0                 0.2980125                      0
241647 MAST #1                                          0                      0                   0.30905                      0
241662 WALLBROWN #9                                     0                      0                 0.2980125                      0
241663 REPICH #2 & #3                                   0                      0                   0.30905                      0
241665 REPICH #4                                        0                      0                   0.30905                      0
241666 KENNEDY #2 & 3                                   0                      0                0.22715175                      0
241668 MARTIN R. #2                                     0                      0                0.21676767                      0
241669 ALBERTSON UNIT #1                                0                      0                   0.30905                      0
241670 BER/RES #34 & #37                                0                      0                  0.092715                      0
241672 BER/RES #36                                      0               0.044362                0.16976134                      0
251654 PYLE #3                                          0                      0                 0.1885275                      0
251655 MORRIS, P. #1                                    0                      0                  0.253125                      0
261697 HILLES UNIT WELL #9                              0               0.002304                0.30773705             0.00297564
261698 CARLISLE UNIT #1                                 0               0.002304                0.30773705             0.00297564
261704 MICHAEL UNIT #1 & 2                              0               0.002232                0.29812017             0.00288265
261712 M.W.C.D. WELL #1                                 0               0.002222                0.29674634             0.00286937
261713 M.W.C.D. WELL #7                                 0               0.002304                0.30773705             0.00297564
271717 SMITH / STANLEY UNIT 1 & 2                       0             0.04528217                0.24620748                      0
271841 DILICK #1, GUY (US ENERGY)                       0                      0                0.25890371                      0
281753 BAIR UNIT #2                                     0             0.00852736                0.26382819                      0
281762 BEAVER LAND WELL #2                              0             0.00841303                 0.2602977                      0
281763 HORNFECK UNIT #1                                 0             0.00844471                0.26126372                      0
281765 OESCH WELL #1                                    0             0.00839032                0.25957974                      0
281766 HUDGENS WELL #1                                  0             0.00866114                0.26795331                      0
281769 BENNER UNIT WELL #1                              0             0.00843402                0.26093454                      0
281772 WAFLER WELL #1                                   0             0.00839032                0.25957974                      0
281773 BIEBER UNIT WELL #1                              0             0.00861589                0.26657548                      0
281784 HUCHOK UNIT #1                                   0             0.00519653                0.16077203                      0
291817 KRUG #1                                          0                      0                    0.2625                      0
291818 BANDY #1                                         0                      0                     0.255                      0
291836 ASHBAUGH ANNA M. #1(US ENERGY)                   0                      0                0.18984375                      0
291837 REARICK #1 S.H.(US ENERGY)                       0                      0                0.18984375                      0
291838 REARICK #2 S.H.(US ENERGY)                       0                      0                0.18984375                      0
291840 ALTMIRE,N #1 (US ENERGY)                         0                      0                0.18984375                      0
291842 REARICK,C.H #1 & 2 (US ENERGY)                   0                      0                0.18984375                      0
291846 WOOD E. L. #2 (US ENERGY)                        0                      0                0.18984375                      0
291847 DILICK #2, GUY (US ENERGY)                       0                      0                0.18984375                      0
291848 DILICK #3, GUY (US ENERGY)                       0                      0                0.18984375                      0
291851 DILICK #9, GUY (US ENERGY)                       0                      0                0.18984375                      0
291852 GUTHRIE #1 (US ENERGY)                           0                      0                0.18984375                      0
291853 MILLER, OLIVER #1 (US ENERGY)                    0                      0                0.18984375                      0
291857 MCCARTNEY J.S.#1 (US ENERGY)                     0                      0                0.18984375                      0
291858 MCCARTNEY J.S.#2 (US ENERGY)                     0                      0                0.18984375                      0
291859 MCCARTNEY J.S. #3 (US ENERGY)                    0                      0                0.18984375                      0
291860 MCCARTNEY J.S.#6 (US ENERGY)                     0                      0                0.18984375                      0
291861 MCCARTNEY J.S.#7 (US ENERGY)                     0                      0                0.18984375                      0
291862 MCCARTNEY J.S.#8 (US ENERGY)                     0                      0                0.18984375                      0
291865 MCCARTNEY, J.S.#5 (US ENERGY)                    0                      0                0.18984375                      0
291871 WHITEHOUSE #1,2                                  0                      0                    0.2625                      0
291874 MCCARTNEY J.S.#4 (US ENERGY)                     0                      0                0.18984375                      0
291878 MCCARTNEY,J.S.#9 (US ENERGY)                     0                      0                0.18984375                      0
291879 DILICK #6, GUY (US ENERGY)                       0                      0                    0.1875                      0
291880 DILICK #7, GUY (US ENERGY)                       0                      0                0.18984375                      0
291881 ROSS #1, J.P. (US ENERGY)                        0                      0                0.18984375                      0
291882 ROSS #3, J.P. (US ENERGY)                        0                      0                0.18984375                      0


                                                                           54

(RESTUBBED TABLE)

205148 KLINGENSMITH #8 (GREAT OAK)            0.01417117                     0                      0 VIKING RESOURCES CORPORATION
205149 HORNSBY UT #2 (GREAT OAK)              0.01417117                     0                      0 VIKING RESOURCES CORPORATION
205150 SANDERS #2-K (WEINSZ)                   0.2421875                     0                      1 VIKING RESOURCES CORPORATION
205151 KLINGENSMITH # 9 (GREAT OAK)           0.01417117                     0                      0 VIKING RESOURCES CORPORATION
205153 HOFFMAN, E.# 1 (KENOIL)                     0.025                     0                      1 VIKING RESOURCES CORPORATION
205169 SISLER UT.# 3 (GREAT LAKES)              0.021396                     0                      1 VIKING RESOURCES CORPORATION
205185 BRAWLEY,H & S #1 (ALLIANCE PET               0.06                     0                      1 VIKING RESOURCES CORPORATION
205188 KIME-TYLKE #1A (ALSID OIL)                0.03125                     0                      0 VIKING RESOURCES CORPORATION
205190 MULL #2 (ALSID OIL & GAS)                 0.03125                     0                      0 VIKING RESOURCES CORPORATION
205191 MULL ETAL #1 (ALSID OIL)                  0.03125                     0                      0 VIKING RESOURCES CORPORATION
205192 THONEN #1A (ALSID OIL)                    0.03125                     0                      0 VIKING RESOURCES CORPORATION
205196 OBERLIN # 1 (WM.MILLER,INC.)                 0.03                     0                      0 VIKING RESOURCES CORPORATION
205197 SIMMONS,B # 1 (BANCEQUITY)                0.03125                     0                      1 VIKING RESOURCES CORPORATION
205231 BURKHART/STOLLER #1&2(RANDALL)             0.0227                     0                      1 VIKING RESOURCES CORPORATION
205404 HORROCKS # 1 (RMI)                              1                     0                      1 VIKING RESOURCES CORPORATION
205405 HEWITT # 1 (RMI)                                1                     0                      1 VIKING RESOURCES CORPORATION
211309 WELTON #1                              0.56703125                     0                  0.635 VIKING RESOURCES CORPORATION
211310 WINTER #1                              0.56703125                     0                  0.635 VIKING RESOURCES CORPORATION
211312 FRANTZ #1                              0.56703125                     0                  0.635 VIKING RESOURCES CORPORATION
211404 SURSO #1                               0.56703125                     0                  0.635 VIKING RESOURCES CORPORATION
221632 CITY OF ALLIANCE #9 & 10               0.46355594                     0               0.548485 VIKING RESOURCES CORPORATION
221634 SCHMIEDLIN UNIT #1                     0.41763654                     0               0.438788 VIKING RESOURCES CORPORATION
221635 HENRY #2                               0.44992938                     0               0.548485 VIKING RESOURCES CORPORATION
231621 BER/RES #10-D                          0.33872634                     0             0.38986586 VIKING RESOURCES CORPORATION
231622 BER/RES #11-D                          0.34457455                     0             0.38986586 VIKING RESOURCES CORPORATION
231623 BER/RES #29-D & 30-D                   0.18655122                     0              0.2339203 VIKING RESOURCES CORPORATION
231643 MILLER #1,2 & 3, LEVI                  0.67015506                     0             0.77973172 VIKING RESOURCES CORPORATION
231648 STRONG UNIT #2-D                       0.43891498                     0             0.49427199 VIKING RESOURCES CORPORATION
241630 MUEHLEINSEN UNIT #1                      0.310067                     0                 0.3532 VIKING RESOURCES CORPORATION
241646 M.W.C.D. #2                             0.2980125                     0                 0.3532 VIKING RESOURCES CORPORATION
241647 MAST #1                                   0.30905                     0                 0.3532 VIKING RESOURCES CORPORATION
241662 WALLBROWN #9                            0.2980125                     0                 0.3532 VIKING RESOURCES CORPORATION
241663 REPICH #2 & #3                            0.30905                     0                 0.3532 VIKING RESOURCES CORPORATION
241665 REPICH #4                                 0.30905                     0                 0.3532 VIKING RESOURCES CORPORATION
241666 KENNEDY #2 & 3                         0.22715175                     0               0.259602 VIKING RESOURCES CORPORATION
241668 MARTIN R. #2                           0.21676767                     0               0.259602 VIKING RESOURCES CORPORATION
241669 ALBERTSON UNIT #1                         0.30905                     0                 0.3532 VIKING RESOURCES CORPORATION
241670 BER/RES #34 & #37                        0.092715                     0                0.10596 VIKING RESOURCES CORPORATION
241672 BER/RES #36                            0.21412334                     0             0.24472311 VIKING RESOURCES CORPORATION
251654 PYLE #3                                 0.1885275                     0                 0.2205 VIKING RESOURCES CORPORATION
251655 MORRIS, P. #1                            0.253125                     0                    0.3 VIKING RESOURCES CORPORATION
261697 HILLES UNIT WELL #9                    0.31301669            0.00340073             0.35773391 VIKING RESOURCES CORPORATION
261698 CARLISLE UNIT #1                       0.31301669            0.00340073             0.35773391 VIKING RESOURCES CORPORATION
261704 MICHAEL UNIT #1 & 2                    0.30323482            0.00340073             0.35773391 VIKING RESOURCES CORPORATION
261712 M.W.C.D. WELL #1                       0.30183771            0.00340073             0.35773391 VIKING RESOURCES CORPORATION
261713 M.W.C.D. WELL #7                       0.31301669            0.00340073             0.35773391 VIKING RESOURCES CORPORATION
271717 SMITH / STANLEY UNIT 1 & 2             0.29148965                     0             0.30684884 VIKING RESOURCES CORPORATION
271841 DILICK #1, GUY (US ENERGY)             0.25890371                     0             0.30684884 VIKING RESOURCES CORPORATION
281753 BAIR UNIT #2                           0.27235555                     0             0.31613041 VIKING RESOURCES CORPORATION
281762 BEAVER LAND WELL #2                    0.26871073                     0             0.31613041 VIKING RESOURCES CORPORATION
281763 HORNFECK UNIT #1                       0.26970843                     0             0.31613041 VIKING RESOURCES CORPORATION
281765 OESCH WELL #1                          0.26797006                     0             0.31613041 VIKING RESOURCES CORPORATION
281766 HUDGENS WELL #1                        0.27661445                     0             0.31613041 VIKING RESOURCES CORPORATION
281769 BENNER UNIT WELL #1                    0.26936856                     0             0.31613041 VIKING RESOURCES CORPORATION
281772 WAFLER WELL #1                         0.26797006                     0             0.31613041 VIKING RESOURCES CORPORATION
281773 BIEBER UNIT WELL #1                    0.27519137                     0             0.31613041 VIKING RESOURCES CORPORATION
281784 HUCHOK UNIT #1                         0.16596856                     0             0.18967801 VIKING RESOURCES CORPORATION
291817 KRUG #1                                    0.2625                     0                    0.3 VIKING RESOURCES CORPORATION
291818 BANDY #1                                    0.255                     0                    0.3 VIKING RESOURCES CORPORATION
291836 ASHBAUGH ANNA M. #1(US ENERGY)         0.18984375                     0                    0.3 VIKING RESOURCES CORPORATION
291837 REARICK #1 S.H.(US ENERGY)             0.18984375                     0                    0.3 VIKING RESOURCES CORPORATION
291838 REARICK #2 S.H.(US ENERGY)             0.18984375                     0                    0.3 VIKING RESOURCES CORPORATION
291840 ALTMIRE,N #1 (US ENERGY)               0.18984375                     0                    0.3 VIKING RESOURCES CORPORATION
291842 REARICK,C.H #1 & 2 (US ENERGY)         0.18984375                     0                    0.3 VIKING RESOURCES CORPORATION
291846 WOOD E. L. #2 (US ENERGY)              0.18984375                     0                    0.3 VIKING RESOURCES CORPORATION
291847 DILICK #2, GUY (US ENERGY)             0.18984375                     0                    0.3 VIKING RESOURCES CORPORATION
291848 DILICK #3, GUY (US ENERGY)             0.18984375                     0                    0.3 VIKING RESOURCES CORPORATION
291851 DILICK #9, GUY (US ENERGY)             0.18984375                     0                    0.3 VIKING RESOURCES CORPORATION
291852 GUTHRIE #1 (US ENERGY)                 0.18984375                     0                    0.3 VIKING RESOURCES CORPORATION
291853 MILLER, OLIVER #1 (US ENERGY)          0.18984375                     0                    0.3 VIKING RESOURCES CORPORATION
291857 MCCARTNEY J.S.#1 (US ENERGY)           0.18984375                     0                    0.3 VIKING RESOURCES CORPORATION
291858 MCCARTNEY J.S.#2 (US ENERGY)           0.18984375                     0                    0.3 VIKING RESOURCES CORPORATION
291859 MCCARTNEY J.S. #3 (US ENERGY)          0.18984375                     0                    0.3 VIKING RESOURCES CORPORATION
291860 MCCARTNEY J.S.#6 (US ENERGY)           0.18984375                     0                    0.3 VIKING RESOURCES CORPORATION
291861 MCCARTNEY J.S.#7 (US ENERGY)           0.18984375                     0                    0.3 VIKING RESOURCES CORPORATION
291862 MCCARTNEY J.S.#8 (US ENERGY)           0.18984375                     0                    0.3 VIKING RESOURCES CORPORATION
291865 MCCARTNEY, J.S.#5 (US ENERGY)          0.18984375                     0                    0.3 VIKING RESOURCES CORPORATION
291871 WHITEHOUSE #1,2                            0.2625                     0                    0.3 VIKING RESOURCES CORPORATION
291874 MCCARTNEY J.S.#4 (US ENERGY)           0.18984375                     0                    0.3 VIKING RESOURCES CORPORATION
291878 MCCARTNEY,J.S.#9 (US ENERGY)           0.18984375                     0                    0.3 VIKING RESOURCES CORPORATION
291879 DILICK #6, GUY (US ENERGY)                 0.1875                     0                    0.3 VIKING RESOURCES CORPORATION
291880 DILICK #7, GUY (US ENERGY)             0.18984375                     0                    0.3 VIKING RESOURCES CORPORATION
291881 ROSS #1, J.P. (US ENERGY)              0.18984375                     0                    0.3 VIKING RESOURCES CORPORATION
291882 ROSS #3, J.P. (US ENERGY)              0.18984375                     0                    0.3 VIKING RESOURCES CORPORATION

(RESTUBBED TABLE)

205148 KLINGENSMITH #8 (GREAT OAK)                                                         0                   0 PA         WESTMO
205149 HORNSBY UT #2 (GREAT OAK)                                                           0                   0
205150 SANDERS #2-K (WEINSZ)                                                               0                   0 OH         PORTAG
205151 KLINGENSMITH # 9 (GREAT OAK)                                                        0                   0
205153 HOFFMAN, E.# 1 (KENOIL)                                                             0                   0 OH         MEDINA
205169 SISLER UT.# 3 (GREAT LAKES)                                                         0                   0 OH         STARK
205185 BRAWLEY,H & S #1 (ALLIANCE PET                                                      0                   0
205188 KIME-TYLKE #1A (ALSID OIL)                                                          0                   0
205190 MULL #2 (ALSID OIL & GAS)                                                           0                   0
205191 MULL ETAL #1 (ALSID OIL)                                                            0                   0
205192 THONEN #1A (ALSID OIL)                                                              0                   0
205196 OBERLIN # 1 (WM.MILLER,INC.)                                                        0                   0
205197 SIMMONS,B # 1 (BANCEQUITY)                                                          0                   0
205231 BURKHART/STOLLER #1&2(RANDALL)                                                      0                   0
205404 HORROCKS # 1 (RMI)                                                                  0                   0 OH         ASHTAB
205405 HEWITT # 1 (RMI)                                                                    0                   0 OH         ASHTAB
211309 WELTON #1                             VIKING 89 CANTON                        0.84375                   1 OH         MEDINA
211310 WINTER #1                             VIKING 89 CANTON                        0.84375                   1 OH         MEDINA
211312 FRANTZ #1                             VIKING 89 CANTON                        0.84375                   1 OH         MEDINA
211404 SURSO #1                              VIKING 89 CANTON                        0.84375                   1 OH         MEDINA
221632 CITY OF ALLIANCE #9 & 10              VIKING 1990-2 ACCREDITED ON            0.845157                   1 OH         PORTAG
221634 SCHMIEDLIN UNIT #1                    VIKING 1990-2 ACCREDITED ON            0.665516                 0.8 OH         PORTAG
221635 HENRY #2                              VIKING 1990-2 ACCREDITED ON            0.820313                   1 OH         PORTAG
231621 BER/RES #10-D                         VIKING RESOURCES 1991-1                  0.2328            0.280905 OH         MAHONI
231622 BER/RES #11-D                         VIKING RESOURCES 1991-1                0.237013            0.280905 OH         MAHONI
231623 BER/RES #29-D & 30-D                  VIKING RESOURCES 1991-1                0.134412            0.168541 OH         PORTAG
231643 MILLER #1,2 & 3, LEVI                 VIKING RESOURCES 1991-1                0.463051             0.56181 OH         STARK
231648 STRONG UNIT #2-D                      VIKING RESOURCES 1991-1                0.442741            0.524724 OH         PORTAG
241630 MUEHLEINSEN UNIT #1                   1991 VIKING RESOURCES LTD.P               0.875                   1 OH         SUMMIT
241646 M.W.C.D. #2                           1991 VIKING RESOURCES LTD.P             0.84375                   1 OH         HARRIS
241647 MAST #1                               1991 VIKING RESOURCES LTD.P               0.875                   1
241662 WALLBROWN #9                          1991 VIKING RESOURCES LTD.P             0.84375                   1 OH         PORTAG
241663 REPICH #2 & #3                        1991 VIKING RESOURCES LTD.P               0.875                   1 OH         MAHONI
241665 REPICH #4                             1991 VIKING RESOURCES LTD.P               0.875                   1 OH         MAHONI
241666 KENNEDY #2 & 3                        1991 VIKING RESOURCES LTD.P            0.643125               0.735 OH         GUERNS
241668 MARTIN R. #2                          1991 VIKING RESOURCES LTD.P            0.613725               0.735 OH         MEDINA
241669 ALBERTSON UNIT #1                     1991 VIKING RESOURCES LTD.P               0.875                   1 OH         GUERNS
241670 BER/RES #34 & #37                     1991 VIKING RESOURCES LTD.P              0.2625                 0.3 OH         PORTAG
241672 BER/RES #36                           1991 VIKING RESOURCES LTD.P            0.480638            0.549284 OH         PORTAG
251654 PYLE #3                               1991 BRYAN JOINT VENTURE               0.628425               0.735 OH         GUERNS
251655 MORRIS, P. #1                         1991 BRYAN JOINT VENTURE                0.84375                   1 OH         HARRIS
261697 HILLES UNIT WELL #9                   1992 VIKING RESOURCES LTD.P            0.872696            0.997366 OH         MAHONI
261698 CARLISLE UNIT #1                      1992 VIKING RESOURCES LTD.P            0.872696            0.997366 OH         GUERNS
261704 MICHAEL UNIT #1 & 2                   1992 VIKING RESOURCES LTD.P            0.845424            0.997366 OH         COLUMB
261712 M.W.C.D. WELL #1                      1992 VIKING RESOURCES LTD.P            0.841528            0.997366 OH         HARRIS
261713 M.W.C.D. WELL #7                      1992 VIKING RESOURCES LTD.P            0.872696            0.997366 OH         HARRIS
271717 SMITH / STANLEY UNIT 1 & 2            1992-2 VIKING RESOURCES              0.80237383                   1 OH         COLUMB
271841 DILICK #1, GUY (US ENERGY)            1992-2 VIKING RESOURCES                 0.84375                   1 PA         ARMSTR
281753 BAIR UNIT #2                          1993 VIKING RESOURCES LTD.P          0.85300164          0.99010211 OH         STARK
281762 BEAVER LAND WELL #2                   1993 VIKING RESOURCES LTD.P          0.84158697          0.99010211 OH         MAHONI
281763 HORNFECK UNIT #1                      1993 VIKING RESOURCES LTD.P          0.84471029          0.99010211 OH         MAHONI
281765 OESCH WELL #1                         1993 VIKING RESOURCES LTD.P          0.83926568          0.99010211 OH         COLUMB
281766 HUDGENS WELL #1                       1993 VIKING RESOURCES LTD.P          0.86633886          0.99010211 OH         COLUMB
281769 BENNER UNIT WELL #1                   1993 VIKING RESOURCES LTD.P          0.84364598          0.99010211 OH         COLUMB
281772 WAFLER WELL #1                        1993 VIKING RESOURCES LTD.P          0.83926568          0.99010211 OH         COLUMB
281773 BIEBER UNIT WELL #1                   1993 VIKING RESOURCES LTD.P          0.86188411          0.99010211 OH         MAHONI
281784 HUCHOK UNIT #1                        1993 VIKING RESOURCES LTD.P          0.51980347          0.59406161 OH         PORTAG
291817 KRUG #1                               1994 VIKING RESOURCES LTD.P               0.875                   1 OH         COLUMB
291818 BANDY #1                              1994 VIKING RESOURCES LTD.P                0.85                   1 OH         COLUMB
291836 ASHBAUGH ANNA M. #1(US ENERGY)        1994 VIKING RESOURCES LTD.P           0.6328125                   1 PA         ARMSTR
291837 REARICK #1 S.H.(US ENERGY)            1994 VIKING RESOURCES LTD.P           0.6328125                   1 PA         ARMSTR
291838 REARICK #2 S.H.(US ENERGY)            1994 VIKING RESOURCES LTD.P           0.6328125                   1 PA         ARMSTR
291840 ALTMIRE,N #1 (US ENERGY)              1994 VIKING RESOURCES LTD.P           0.6328125                   1 PA         ARMSTR
291842 REARICK,C.H #1 & 2 (US ENERGY)        1994 VIKING RESOURCES LTD.P           0.6328125                   1
291846 WOOD E. L. #2 (US ENERGY)             1994 VIKING RESOURCES LTD.P           0.6328125                   1 PA         ARMSTR
291847 DILICK #2, GUY (US ENERGY)            1994 VIKING RESOURCES LTD.P           0.6328125                   1 PA         ARMSTR
291848 DILICK #3, GUY (US ENERGY)            1994 VIKING RESOURCES LTD.P           0.6328125                   1 PA         ARMSTR
291851 DILICK #9, GUY (US ENERGY)            1994 VIKING RESOURCES LTD.P           0.6328125                   1 PA         ARMSTR
291852 GUTHRIE #1 (US ENERGY)                1994 VIKING RESOURCES LTD.P           0.6328125                   1 PA         ARMSTR
291853 MILLER, OLIVER #1 (US ENERGY)         1994 VIKING RESOURCES LTD.P           0.6328125                   1 PA         ARMSTR
291857 MCCARTNEY J.S.#1 (US ENERGY)          1994 VIKING RESOURCES LTD.P           0.6328125                   1 PA         ARMSTR
291858 MCCARTNEY J.S.#2 (US ENERGY)          1994 VIKING RESOURCES LTD.P           0.6328125                   1 PA         ARMSTR
291859 MCCARTNEY J.S. #3 (US ENERGY)         1994 VIKING RESOURCES LTD.P           0.6328125                   1 PA         ARMSTR
291860 MCCARTNEY J.S.#6 (US ENERGY)          1994 VIKING RESOURCES LTD.P           0.6328125                   1 PA         ARMSTR
291861 MCCARTNEY J.S.#7 (US ENERGY)          1994 VIKING RESOURCES LTD.P           0.6328125                   1 PA         ARMSTR
291862 MCCARTNEY J.S.#8 (US ENERGY)          1994 VIKING RESOURCES LTD.P           0.6328125                   1 PA         ARMSTR
291865 MCCARTNEY, J.S.#5 (US ENERGY)         1994 VIKING RESOURCES LTD.P           0.6328125                   1 PA         ARMSTR
291871 WHITEHOUSE #1,2                       1994 VIKING RESOURCES LTD.P               0.875                   1 OH         MAHONI
291874 MCCARTNEY J.S.#4 (US ENERGY)          1994 VIKING RESOURCES LTD.P           0.6328125                   1 PA         ARMSTR
291878 MCCARTNEY,J.S.#9 (US ENERGY)          1994 VIKING RESOURCES LTD.P           0.6328125                   1 PA         ARMSTR
291879 DILICK #6, GUY (US ENERGY)            1994 VIKING RESOURCES LTD.P               0.625                   1 PA         ARMSTR
291880 DILICK #7, GUY (US ENERGY)            1994 VIKING RESOURCES LTD.P           0.6328125                   1 PA         ARMSTR
291881 ROSS #1, J.P. (US ENERGY)             1994 VIKING RESOURCES LTD.P           0.6328125                   1 PA         ARMSTR
291882 ROSS #3, J.P. (US ENERGY)             1994 VIKING RESOURCES LTD.P           0.6328125                   1 PA         ARMSTR

291885 CLINE,ROBERT #1 (US ENERGY)                     0                       0                0.18984375                       0
291893 GUTHRIE WELL #2 (US ENERGY)                     0                       0                0.18984375                       0
291894 FLICKINGER L. #1 (US ENERGY)                    0                       0                0.18984375                       0
291895 MARTIN, J.E. #1 (US ENERGY)                     0                       0                0.18984375                       0
301884 BURGHART #3                                     0                       0                  0.253125                       0
301917 HIVELY #2 (WEINSZ)                              0                       0                  0.151875                       0
301918 HIVELY #3 (WEINSZ)                              0                       0                    0.2025                       0
301919 OLIVER UNIT #1 (WEINSZ)                         0                       0                  0.151875                       0
301920 HUM UNIT #1 (WEINSZ)                            0                       0                0.16959375                       0
301921 TOALSTON UNIT #1 (WEINSZ)                       0                       0                0.05821875                       0
301923 ACZEL #1 & 2                                    0                       0                    0.2625                       0
301924 BAKER WELL #1 & 2                               0                       0                    0.2625                       0
301926 BOWMAN #1 (D & L)                               0                       0                  0.151875                       0
301927 MILLER, E.M.#1 (D & L)                          0                       0                 0.1265625                       0
301928 MANTEL #1 (US ENERGY)                           0                       0                0.18984375                       0
301929 MANTEL, #2 (US ENERGY)                          0                       0                0.18984375                       0
301930 KLINGENSMITH #1 (US ENERGY)                     0                       0                0.18984375                       0
301931 MANTEL #3 (US ENERGY)                           0                       0                0.18984375                       0
301932 TOWNSEND, BURTON #2 (US ENERGY                  0                       0                0.18984375                       0
301934 DEEMER #1 (US ENERGY)                           0                       0                0.18984375                       0
301935 ALTMAN #1 (US ENERGY)                           0                       0                0.18984375                       0
301936 FULMER # 1 (US ENERGY)                          0                       0                0.18984375                       0
301942 DOBROSKY #1 (US ENERGY)                         0                       0                0.18984375                       0
301943 TOWNSEND, BURTON #1 (US ENERGY                  0                       0                0.18984375                       0
301947 DILL #1 (D & L)                                 0                       0                 0.1265625                       0
301948 TOWNSEND, J. F. #1 (D&L)                        0                       0                 0.1265625                       0
301949 WATTERSON #1 (D & L)                            0                       0                  0.151875                       0
301950 FITZGERALD #1 (D & L)                           0                       0                  0.151875                       0
301951 FITZGERALD #2 (D & L)                           0                       0                  0.151875                       0
301953 KING #2                                         0                       0                  0.253125                       0
301954 CLINCHOK # 3                                    0                       0                 0.2531247                       0
301955 NELSON #4, R.                                   0                       0                  0.253125                       0
301956 NELSON #5, R.                                   0                       0                  0.253125                       0
301957 YOUNG, D # 2                                    0                       0                  0.253125                       0
301959 MALEWICZ #2                                     0                       0                  0.253125                       0
301960 LOGAN BOND #8                                   0                       0                  0.253125                       0
301968 LIGHTNER WELL #1 (US ENERGY)                    0                       0                0.18984375                       0
301969 LENCOSKI WELL #1 (D & L)                        0                       0                 0.1265625                       0
301971 BURGHART #4                                     0                       0                  0.253125                       0
301973 SALEM UNIT #6-3                                 0                       0                  0.253125                       0
301974 OSWALD #2                                       0                       0                  0.253125                       0
301975 JOHNS #3, RUSSELL                               0                       0                  0.253125                       0
301976 GEORGE WELL #4, J.                              0              0.00076957                0.25289413                       0
301978 SMITH #1, LUDOLPH (D & L)                       0                       0                 0.1265625                       0
301979 MARTIN, A. WELL #1 (US ENERGY)                  0                       0                0.18984375                       0
301980 MARTIN, JE # 2 (US ENERGY)                      0                       0                0.18984375                       0
301983 THOMAS FARMS #1 (WEINSZ)                        0                       0                    0.2025                       0
301985 STARKEY WELL #1 (NORTH AM.)                     0                       0                  0.087675                       0
301987 KNEPSHIELD #1 (US ENERGY)                       0                       0                0.18984375                       0
301988 DILICK,EG # 10 (US ENERGY)                      0                       0                0.18984375                       0
311989 GEORGE #7, J.                                   0                       0                0.00833751                       0
311990 JOHNS #2, RUSSELL                               0                       0                 0.0083375                       0
311995 GREENLEAF/WYMER #1 & 2                          0                       0                   0.00865                       0
312101 THOMAS FARMS #2 (WEINSZ)                        0                       0                   0.00667                       0
312103 ROMAN #1                                        0                       0                0.00358512                       0
312104 WOODS UNIT #1                            0.000663                       0                0.00836877                       0
312105 SLATER #1                                       0                       0                0.00358513                       0
312106 KIKO WELL #3                                    0                       0                 0.0083375                       0
312108 MCQUISTON #1B                                   0                       0                0.00358513                       0
312109 CITY/ALLIANCE #8-D                              0                       0                    0.0084                       0
312111 KIRTLAND FARMS UT #4 (VISTA)                    0                       0                0.00358513                       0
312112 WINDSOR HOUSE UNIT #1                           0                       0                   0.00865                       0
312113 WITMER WELL #1, J.                              0                       0                   0.00865                       0
312114 LACKEY,J. #1 (VISTA)                            0                       0                0.00358513                       0
312115 LACKEY, H. #1                                   0                       0                0.00358513                       0
312116 BIERDEMAN #1 (WEINSZ)                           0                       0                   0.00667                       0
312118 GRUMNEY #1                                      0                       0                   0.00865                       0
312120 KARAS #19                                 0.03125                       0                 0.0083375                       0
312121 COLEMAN UNIT #3                                 0                       0                0.00837656                       0
312122 ZITNEY WELL #1                                  0                       0                   0.00865                       0
312124 LEICHLITER/SAVAGE UNIT #1A                      0                       0                   0.00865                       0
312125 KARAS #16                                 0.03125                       0                 0.0083375                       0
312126 REPIK #1                                        0                       0                   0.00865                       0
312127 REPIK #2 & 3                                    0                       0                   0.00865                       0
312129 DOUGLAS HEIRS #1                                0                       0                 0.0083375                       0
312130 DOUGLAS HEIRS #2                                0                       0                 0.0083375                       0
312131 DOUGLAS HEIRS #2-1                              0                       0                 0.0083375                       0
312132 VENCE/HAISS #2                                  0                       0                0.00832927                       0
312133 CABLE/SNYDER # 2                                0                       0                   0.00865                       0
312134 CABLE/SNYDER # 3                                0                       0                   0.00865                       0
312135 MURRAY #2                                       0                       0                   0.00865                       0
312136 NEW SALEM V.F.D. #1                             0                       0                   0.00865                       0
312139 HARVEY UNIT #1                                  0                       0                0.00859206                       0
312140 MCGILL #2                                       0                       0                   0.00865                       0


                                                                          55

(RESTUBBED TABLE)

291885 CLINE,ROBERT #1 (US ENERGY)               0.18984375                   0                  0.3 VIKING RESOURCES CORPORATION
291893 GUTHRIE WELL #2 (US ENERGY)               0.18984375                   0                  0.3 VIKING RESOURCES CORPORATION
291894 FLICKINGER L. #1 (US ENERGY)              0.18984375                   0                  0.3 VIKING RESOURCES CORPORATION
291895 MARTIN, J.E. #1 (US ENERGY)               0.18984375                   0                  0.3 VIKING RESOURCES CORPORATION
301884 BURGHART #3                                 0.253125                   0                  0.3 VIKING RESOURCES CORPORATION
301917 HIVELY #2 (WEINSZ)                          0.151875                   0                  0.3 VIKING RESOURCES CORPORATION
301918 HIVELY #3 (WEINSZ)                            0.2025                   0                  0.3 VIKING RESOURCES CORPORATION
301919 OLIVER UNIT #1 (WEINSZ)                     0.151875                   0                 0.18 VIKING RESOURCES CORPORATION
301920 HUM UNIT #1 (WEINSZ)                      0.16959375                   0                  0.3 VIKING RESOURCES CORPORATION
301921 TOALSTON UNIT #1 (WEINSZ)                 0.05821875                   0                  0.3 VIKING RESOURCES CORPORATION
301923 ACZEL #1 & 2                                  0.2625                   0                  0.3 VIKING RESOURCES CORPORATION
301924 BAKER WELL #1 & 2                             0.2625                   0                  0.3 VIKING RESOURCES CORPORATION
301926 BOWMAN #1 (D & L)                           0.151875                   0                  0.3 VIKING RESOURCES CORPORATION
301927 MILLER, E.M.#1 (D & L)                     0.1265625                   0                  0.3 VIKING RESOURCES CORPORATION
301928 MANTEL #1 (US ENERGY)                     0.18984375                   0                  0.3 VIKING RESOURCES CORPORATION
301929 MANTEL, #2 (US ENERGY)                    0.18984375                   0                  0.3 VIKING RESOURCES CORPORATION
301930 KLINGENSMITH #1 (US ENERGY)               0.18984375                   0                  0.3 VIKING RESOURCES CORPORATION
301931 MANTEL #3 (US ENERGY)                     0.18984375                   0                  0.3 VIKING RESOURCES CORPORATION
301932 TOWNSEND, BURTON #2 (US ENERGY            0.18984375                   0                  0.3 VIKING RESOURCES CORPORATION
301934 DEEMER #1 (US ENERGY)                     0.18984375                   0                  0.3 VIKING RESOURCES CORPORATION
301935 ALTMAN #1 (US ENERGY)                     0.18984375                   0                  0.3 VIKING RESOURCES CORPORATION
301936 FULMER # 1 (US ENERGY)                    0.18984375                   0                  0.3 VIKING RESOURCES CORPORATION
301942 DOBROSKY #1 (US ENERGY)                   0.18984375                   0                  0.3 VIKING RESOURCES CORPORATION
301943 TOWNSEND, BURTON #1 (US ENERGY            0.18984375                   0                  0.3 VIKING RESOURCES CORPORATION
301947 DILL #1 (D & L)                            0.1265625                   0                  0.3 VIKING RESOURCES CORPORATION
301948 TOWNSEND, J. F. #1 (D&L)                   0.1265625                   0                  0.3 VIKING RESOURCES CORPORATION
301949 WATTERSON #1 (D & L)                        0.151875                   0                  0.3 VIKING RESOURCES CORPORATION
301950 FITZGERALD #1 (D & L)                       0.151875                   0                  0.3 VIKING RESOURCES CORPORATION
301951 FITZGERALD #2 (D & L)                       0.151875                   0                  0.3 VIKING RESOURCES CORPORATION
301953 KING #2                                     0.253125                   0                  0.3 VIKING RESOURCES CORPORATION
301954 CLINCHOK # 3                               0.2531247                   0                  0.3 VIKING RESOURCES CORPORATION
301955 NELSON #4, R.                               0.253125                   0                  0.3 VIKING RESOURCES CORPORATION
301956 NELSON #5, R.                               0.253125                   0                  0.3 VIKING RESOURCES CORPORATION
301957 YOUNG, D # 2                                0.253125                   0                  0.3 VIKING RESOURCES CORPORATION
301959 MALEWICZ #2                                 0.253125                   0                  0.3 VIKING RESOURCES CORPORATION
301960 LOGAN BOND #8                               0.253125                   0                  0.3 VIKING RESOURCES CORPORATION
301968 LIGHTNER WELL #1 (US ENERGY)              0.18984375                   0                  0.3 VIKING RESOURCES CORPORATION
301969 LENCOSKI WELL #1 (D & L)                   0.1265625                   0                  0.3 VIKING RESOURCES CORPORATION
301971 BURGHART #4                                 0.253125                   0                  0.3 VIKING RESOURCES CORPORATION
301973 SALEM UNIT #6-3                             0.253125                   0                  0.3 VIKING RESOURCES CORPORATION
301974 OSWALD #2                                   0.253125                   0                  0.3 VIKING RESOURCES CORPORATION
301975 JOHNS #3, RUSSELL                           0.253125                   0                  0.3 VIKING RESOURCES CORPORATION
301976 GEORGE WELL #4, J.                         0.2536637                   0           0.99936154 VIKING RESOURCES CORPORATION
301978 SMITH #1, LUDOLPH (D & L)                  0.1265625                   0                  0.3 VIKING RESOURCES CORPORATION
301979 MARTIN, A. WELL #1 (US ENERGY)            0.18984375                   0                  0.3 VIKING RESOURCES CORPORATION
301980 MARTIN, JE # 2 (US ENERGY)                0.18984375                   0                  0.3 VIKING RESOURCES CORPORATION
301983 THOMAS FARMS #1 (WEINSZ)                      0.2025                   0                 0.24 VIKING RESOURCES CORPORATION
301985 STARKEY WELL #1 (NORTH AM.)                 0.087675                   0                  0.3 VIKING RESOURCES CORPORATION
301987 KNEPSHIELD #1 (US ENERGY)                 0.18984375                   0                  0.3 VIKING RESOURCES CORPORATION
301988 DILICK,EG # 10 (US ENERGY)                0.18984375                   0                  0.3 VIKING RESOURCES CORPORATION
311989 GEORGE #7, J.                             0.00833751                   0                 0.01 VIKING RESOURCES CORPORATION
311990 JOHNS #2, RUSSELL                          0.0083375                   0                 0.01 VIKING RESOURCES CORPORATION
311995 GREENLEAF/WYMER #1 & 2                       0.00865                   0                 0.01 VIKING RESOURCES CORPORATION
312101 THOMAS FARMS #2 (WEINSZ)                     0.00667                   0                 0.01 VIKING RESOURCES CORPORATION
312103 ROMAN #1                                  0.00358512                   0               0.0043 VIKING RESOURCES CORPORATION
312104 WOODS UNIT #1                             0.00903177                   0                 0.01 VIKING RESOURCES CORPORATION
312105 SLATER #1                                 0.00358513                   0               0.0043 VIKING RESOURCES CORPORATION
312106 KIKO WELL #3                               0.0083375                   0                 0.01 VIKING RESOURCES CORPORATION
312108 MCQUISTON #1B                             0.00358513                   0               0.0043 VIKING RESOURCES CORPORATION
312109 CITY/ALLIANCE #8-D                            0.0084                   0                 0.01 VIKING RESOURCES CORPORATION
312111 KIRTLAND FARMS UT #4 (VISTA)              0.00358513                   0                 0.01 VIKING RESOURCES CORPORATION
312112 WINDSOR HOUSE UNIT #1                        0.00865                   0                 0.01 VIKING RESOURCES CORPORATION
312113 WITMER WELL #1, J.                           0.00865                   0                 0.01 VIKING RESOURCES CORPORATION
312114 LACKEY,J. #1 (VISTA)                      0.00358513                   0                 0.01 VIKING RESOURCES CORPORATION
312115 LACKEY, H. #1                             0.00358513                   0               0.0043 VIKING RESOURCES CORPORATION
312116 BIERDEMAN #1 (WEINSZ)                        0.00667                   0                 0.01 VIKING RESOURCES CORPORATION
312118 GRUMNEY #1                                   0.00865                   0                 0.01 VIKING RESOURCES CORPORATION
312120 KARAS #19                                  0.0395875                   0                 0.01 VIKING RESOURCES CORPORATION
312121 COLEMAN UNIT #3                           0.00837656                   0                 0.01 VIKING RESOURCES CORPORATION
312122 ZITNEY WELL #1                               0.00865                   0                 0.01 VIKING RESOURCES CORPORATION
312124 LEICHLITER/SAVAGE UNIT #1A                   0.00865                   0                 0.01 VIKING RESOURCES CORPORATION
312125 KARAS #16                                  0.0395875                   0                 0.01 VIKING RESOURCES CORPORATION
312126 REPIK #1                                     0.00865                   0                 0.01 VIKING RESOURCES CORPORATION
312127 REPIK #2 & 3                                 0.00865                   0                 0.01 VIKING RESOURCES CORPORATION
312129 DOUGLAS HEIRS #1                           0.0083375                   0                 0.01 VIKING RESOURCES CORPORATION
312130 DOUGLAS HEIRS #2                           0.0083375                   0                 0.01 VIKING RESOURCES CORPORATION
312131 DOUGLAS HEIRS #2-1                         0.0083375                   0                 0.01 VIKING RESOURCES CORPORATION
312132 VENCE/HAISS #2                            0.00832927                   0                 0.01 VIKING RESOURCES CORPORATION
312133 CABLE/SNYDER # 2                             0.00865                   0                 0.01 VIKING RESOURCES CORPORATION
312134 CABLE/SNYDER # 3                             0.00865                   0                 0.01 VIKING RESOURCES CORPORATION
312135 MURRAY #2                                    0.00865                   0                 0.01 VIKING RESOURCES CORPORATION
312136 NEW SALEM V.F.D. #1                          0.00865                   0                 0.01 VIKING RESOURCES CORPORATION
312139 HARVEY UNIT #1                            0.00859206                   0                 0.01 VIKING RESOURCES CORPORATION
312140 MCGILL #2                                    0.00865                   0                 0.01 VIKING RESOURCES CORPORATION


(RESTUBBED TABLE)

291885 CLINE,ROBERT #1 (US ENERGY)              1994 VIKING RESOURCES LTD.P          0.6328125                  1 PA        ARMSTR
291893 GUTHRIE WELL #2 (US ENERGY)              1994 VIKING RESOURCES LTD.P          0.6328125                  1 PA        ARMSTR
291894 FLICKINGER L. #1 (US ENERGY)             1994 VIKING RESOURCES LTD.P          0.6328125                  1 PA        ARMSTR
291895 MARTIN, J.E. #1 (US ENERGY)              1994 VIKING RESOURCES LTD.P          0.6328125                  1 PA        ARMSTR
301884 BURGHART #3                              1995 VIKING RESOURCES LTD.P            0.84375                  1 PA        CLEARF
301917 HIVELY #2 (WEINSZ)                       1995 VIKING RESOURCES LTD.P            0.50625                0.6 OH        MAHONI
301918 HIVELY #3 (WEINSZ)                       1995 VIKING RESOURCES LTD.P              0.675                0.8 OH        MAHONI
301919 OLIVER UNIT #1 (WEINSZ)                  1995 VIKING RESOURCES LTD.P            0.50625                0.6
301920 HUM UNIT #1 (WEINSZ)                     1995 VIKING RESOURCES LTD.P          0.5653125               0.67 OH        MAHONI
301921 TOALSTON UNIT #1 (WEINSZ)                1995 VIKING RESOURCES LTD.P          0.1940625               0.23 OH        PORTAG
301923 ACZEL #1 & 2                             1995 VIKING RESOURCES LTD.P              0.875                  1 OH        MAHONI
301924 BAKER WELL #1 & 2                        1995 VIKING RESOURCES LTD.P              0.875                  1 OH        MAHONI
301926 BOWMAN #1 (D & L)                        1995 VIKING RESOURCES LTD.P            0.50625                  1 PA        WESTMO
301927 MILLER, E.M.#1 (D & L)                   1995 VIKING RESOURCES LTD.P           0.421875                  1 PA        INDIAN
301928 MANTEL #1 (US ENERGY)                    1995 VIKING RESOURCES LTD.P          0.6328125                  1 PA        ARMSTR
301929 MANTEL, #2 (US ENERGY)                   1995 VIKING RESOURCES LTD.P          0.6328125                  1 PA        ARMSTR
301930 KLINGENSMITH #1 (US ENERGY)              1995 VIKING RESOURCES LTD.P          0.6328125                  1 PA        ARMSTR
301931 MANTEL #3 (US ENERGY)                    1995 VIKING RESOURCES LTD.P          0.6328125                  1 PA        ARMSTR
301932 TOWNSEND, BURTON #2 (US ENERGY           1995 VIKING RESOURCES LTD.P          0.6328125                  1 PA        ARMSTR
301934 DEEMER #1 (US ENERGY)                    1995 VIKING RESOURCES LTD.P          0.6328125                  1 PA        ARMSTR
301935 ALTMAN #1 (US ENERGY)                    1995 VIKING RESOURCES LTD.P          0.6328125                  1 PA        ARMSTR
301936 FULMER # 1 (US ENERGY)                   1995 VIKING RESOURCES LTD.P          0.6328125                  1 PA        ARMSTR
301942 DOBROSKY #1 (US ENERGY)                  1995 VIKING RESOURCES LTD.P          0.6328125                  1 PA        ARMSTR
301943 TOWNSEND, BURTON #1 (US ENERGY           1995 VIKING RESOURCES LTD.P          0.6328125                  1 PA        ARMSTR
301947 DILL #1 (D & L)                          1995 VIKING RESOURCES LTD.P           0.421875                  1 PA        ARMSTR
301948 TOWNSEND, J. F. #1 (D&L)                 1995 VIKING RESOURCES LTD.P           0.421875                  1 PA        ARMSTR
301949 WATTERSON #1 (D & L)                     1995 VIKING RESOURCES LTD.P            0.50625                  1 PA        ARMSTR
301950 FITZGERALD #1 (D & L)                    1995 VIKING RESOURCES LTD.P            0.50625                  1 PA        WESTMO
301951 FITZGERALD #2 (D & L)                    1995 VIKING RESOURCES LTD.P            0.50625                  1 PA        WESTMO
301953 KING #2                                  1995 VIKING RESOURCES LTD.P            0.84375                  1 PA        CLEARF
301954 CLINCHOK # 3                             1995 VIKING RESOURCES LTD.P           0.843749                  1 PA        CLEARF
301955 NELSON #4, R.                            1995 VIKING RESOURCES LTD.P            0.84375                  1 PA        CLEARF
301956 NELSON #5, R.                            1995 VIKING RESOURCES LTD.P            0.84375                  1 PA        CLEARF
301957 YOUNG, D # 2                             1995 VIKING RESOURCES LTD.P            0.84375                  1 PA        CLEARF
301959 MALEWICZ #2                              1995 VIKING RESOURCES LTD.P            0.84375                  1 PA        CLEARF
301960 LOGAN BOND #8                            1995 VIKING RESOURCES LTD.P            0.84375                  1 PA        CLEARF
301968 LIGHTNER WELL #1 (US ENERGY)             1995 VIKING RESOURCES LTD.P          0.6328125                  1 PA        ARMSTR
301969 LENCOSKI WELL #1 (D & L)                 1995 VIKING RESOURCES LTD.P           0.421875                  1 PA        WESTMO
301971 BURGHART #4                              1995 VIKING RESOURCES LTD.P            0.84375                  1 PA        CLEARF
301973 SALEM UNIT #6-3                          1995 VIKING RESOURCES LTD.P            0.84375                  1 PA        CLEARF
301974 OSWALD #2                                1995 VIKING RESOURCES LTD.P            0.84375                  1 PA        JEFFER
301975 JOHNS #3, RUSSELL                        1995 VIKING RESOURCES LTD.P            0.84375                  1 PA        INDIAN
301976 GEORGE WELL #4, J.                       1995 VIKING RESOURCES LTD.P         0.84298043         0.00091208 PA        INDIAN
301978 SMITH #1, LUDOLPH (D & L)                1995 VIKING RESOURCES LTD.P           0.421875                  1 PA        ARMSTR
301979 MARTIN, A. WELL #1 (US ENERGY)           1995 VIKING RESOURCES LTD.P          0.6328125                  1 PA        ARMSTR
301980 MARTIN, JE # 2 (US ENERGY)               1995 VIKING RESOURCES LTD.P          0.6328125                  1 PA        ARMSTR
301983 THOMAS FARMS #1 (WEINSZ)                 1995 VIKING RESOURCES LTD.P              0.675                0.8 OH        MAHONI
301985 STARKEY WELL #1 (NORTH AM.)              1995 VIKING RESOURCES LTD.P            0.29225                  1 OH        STARK
301987 KNEPSHIELD #1 (US ENERGY)                1995 VIKING RESOURCES LTD.P          0.6328125                  1 PA        ARMSTR
301988 DILICK,EG # 10 (US ENERGY)               1995 VIKING RESOURCES LTD.P          0.6328125                  1 PA        ARMSTR
311989 GEORGE #7, J.                            1996 VIKING RESOURCES LTD.P           0.833751                  1 PA        INDIAN
311990 JOHNS #2, RUSSELL                        1996 VIKING RESOURCES LTD.P            0.83375                  1 PA        INDIAN
311995 GREENLEAF/WYMER #1 & 2                   1996 VIKING RESOURCES LTD.P              0.865                  1 OH        MAHONI
312101 THOMAS FARMS #2 (WEINSZ)                 1996 VIKING RESOURCES LTD.P         0.66700001                0.8 OH        MAHONI
312103 ROMAN #1                                 1996 VIKING RESOURCES LTD.P           0.358512               0.43 PA        MERCER
312104 WOODS UNIT #1                            1996 VIKING RESOURCES LTD.P           0.836877                  1 OH        PORTAG
312105 SLATER #1                                1996 VIKING RESOURCES LTD.P           0.358513               0.43
312106 KIKO WELL #3                             1996 VIKING RESOURCES LTD.P            0.83375                  1 OH        PORTAG
312108 MCQUISTON #1B                            1996 VIKING RESOURCES LTD.P           0.358513               0.43 PA        MERCER
312109 CITY/ALLIANCE #8-D                       1996 VIKING RESOURCES LTD.P               0.84                  1 OH        PORTAG
312111 KIRTLAND FARMS UT #4 (VISTA)             1996 VIKING RESOURCES LTD.P          0.3585125                  1 PA        MERCER
312112 WINDSOR HOUSE UNIT #1                    1996 VIKING RESOURCES LTD.P              0.865                  1 OH        MAHONI
312113 WITMER WELL #1, J.                       1996 VIKING RESOURCES LTD.P              0.865                  1 OH        MAHONI
312114 LACKEY,J. #1 (VISTA)                     1996 VIKING RESOURCES LTD.P          0.3585125                  1 PA        MERCER
312115 LACKEY, H. #1                            1996 VIKING RESOURCES LTD.P          0.3585125               0.43 PA        MERCER
312116 BIERDEMAN #1 (WEINSZ)                    1996 VIKING RESOURCES LTD.P         0.66700001                0.8 OH        MAHONI
312118 GRUMNEY #1                               1996 VIKING RESOURCES LTD.P              0.865                  1 OH        MAHONI
312120 KARAS #19                                1996 VIKING RESOURCES LTD.P            0.83375                  1 OH        PORTAG
312121 COLEMAN UNIT #3                          1996 VIKING RESOURCES LTD.P           0.837656                  1 OH        PORTAG
312122 ZITNEY WELL #1                           1996 VIKING RESOURCES LTD.P              0.865                  1 PA        FAYETT
312124 LEICHLITER/SAVAGE UNIT #1A               1996 VIKING RESOURCES LTD.P              0.865                  1 PA        FAYETT
312125 KARAS #16                                1996 VIKING RESOURCES LTD.P            0.83375                  1 OH        PORTAG
312126 REPIK #1                                 1996 VIKING RESOURCES LTD.P              0.865                  1 PA        INDIAN
312127 REPIK #2 & 3                             1996 VIKING RESOURCES LTD.P              0.865                  1 PA        INDIAN
312129 DOUGLAS HEIRS #1                         1996 VIKING RESOURCES LTD.P         0.83375001                  1 PA        INDIAN
312130 DOUGLAS HEIRS #2                         1996 VIKING RESOURCES LTD.P         0.83375001                  1 PA        INDIAN
312131 DOUGLAS HEIRS #2-1                       1996 VIKING RESOURCES LTD.P            0.83375                  1 PA        INDIAN
312132 VENCE/HAISS #2                           1996 VIKING RESOURCES LTD.P           0.832927                  1 OH        PORTAG
312133 CABLE/SNYDER # 2                         1996 VIKING RESOURCES LTD.P              0.865                  1 PA        CLEARF
312134 CABLE/SNYDER # 3                         1996 VIKING RESOURCES LTD.P              0.865                  1 PA        CLEARF
312135 MURRAY #2                                1996 VIKING RESOURCES LTD.P              0.865                  1 PA        CLEARF
312136 NEW SALEM V.F.D. #1                      1996 VIKING RESOURCES LTD.P              0.865                  1 PA        FAYETT
312139 HARVEY UNIT #1                           1996 VIKING RESOURCES LTD.P           0.859206                  1 OH        MAHONI
312140 MCGILL #2                                1996 VIKING RESOURCES LTD.P              0.865                  1 PA        FAYETT

312147 PA L MILLER #1 (VISTA)                      0                         0                0.00416875                         0
312149 MCQUISTON,E. #1C (VISTA)                    0                         0                0.00416875                         0
312150 JONES #1, B.(VISTA)                         0                         0                0.00416875                         0
312151 P. SPRINKLE #1 (VISTA)                      0                         0                0.00416875                         0
312152 AKRON TURNERS CLUB #1 (WEINSZ)              0                         0                0.00208438                         0
312153 GROSELLE #1 (WEINSZ)                        0                         0                  0.004002                         0
312154 HAHN #1, R. (WEINSZ)                        0                         0                  0.004002                         0
312155 GROSJEAN #1 (WEINSZ)                        0                         0                  0.004002                         0
312158 MCQUISTON,L. #2C(VISTA)                     0                         0                0.00208438                         0
312159 LOGAN BOND #9                               0                         0                 0.0083375                         0
312160 BOLAM UNIT # 1                              0                         0                   0.00865                         0
312161 PA L MILLER #2                              0                         0                0.00208438                         0
312164 GLOWACKI 1                                  0                         0                   0.00865                         0
312165 DOUGLAS HEIRS #3                            0                         0                 0.0083375                         0
312166 DOUGLAS HEIRS #4                            0                         0                 0.0083375                         0
322119 GRUMNEY #2                                  0                         0                    0.2595                         0
322138 VENCE/HAISS #1                              0                         0                 0.2498781                         0
322141 MCGILL WELL #3A                             0                         0                    0.2595                         0
322179 HIGGINS UNIT #1                             0                         0                    0.2595                         0
322180 BOLAM UNIT #2                               0                         0                    0.2595                         0
322181 CRAVENER #1                                 0                         0                 0.2595039                         0
322182 NOSKER LUMBER #2                            0                         0                    0.2595                         0
322183 BIASTRO UNIT #1                             0                         0                    0.2595                         0
322184 CARR #1                                     0                         0                    0.2595                         0
322185 DANISZESKI UNIT #1                          0                         0                    0.2595                         0
322188 CARR #2 & 3                                 0                         0                    0.2595                         0
322191 KATZ/JOHNSON UNIT #1                        0                         0                  0.250125                         0
322192 BURNS HEIRS #1                              0                         0                    0.2475                         0
322193 BURNS HEIRS #2                              0                         0                    0.2475                         0
322194 REPIK UNIT #4                               0                         0                    0.2535                         0
322196 DOUGLAS HEIRS #2-2                          0                         0                  0.250125                         0
322197 PONTZER #1                                  0                         0                    0.2595                         0
322198 PONTZER #2                                  0                         0                    0.2595                         0
322199 JACONSKI #1                                 0                         0                     0.246                         0
322202 ZALAC #1                                    0                         0                    0.2595                         0
322204 PINGLEY #1                                  0                         0                  0.250125                         0
322205 DISHONG #2                                  0                         0                 0.2501427                         0
322206 ZALAC #3                                    0                         0                    0.2595                         0
322208 BEAVER UNIT #1                              0                         0                  0.250125                         0
322209 ZALAC #2                                    0                         0                    0.2595                         0
322210 FURRIE UNIT #1                              0                         0                  0.250125                         0
322211 LAMBERT/USX WELL #1                         0                         0                    0.2595                         0
322213 DISHONG 1                                   0                         0                  0.250125                         0
322215 TAKACS #1                                   0                         0                  0.250125                         0
322216 DAVIES UNIT #1                              0                         0                  0.250125                         0
322217 SCHUMACHER LUMBER #1                        0                         0                 0.2591364                         0
322220 SEEMANN #2                                  0                         0                    0.2595                         0
322221 LAVERY #1                                   0                         0                    0.2595                         0
322222 PRAH #1                                     0                         0                    0.2595                         0
322228 MCHUGH UNIT #1                              0                         0                  0.250125                         0
322229 SWETZ #1                                    0                         0                    0.2595                         0
322230 RAPP #1                                     0                         0                    0.2595                         0
322232 TOMPULIS UNIT #2                            0                         0                    0.2595                         0
322233 WYCINSKY #1                                 0                         0                    0.2595                         0
322234 CHERNISKY #1                                0                         0                    0.2595                         0
322235 COLUCCI #1                                  0                         0                    0.2595                         0
322236 BUTERBAUGH #1, M.                           0                         0                    0.2595                         0
322237 DICARLO #1                                  0                         0                    0.2595                         0
322238 F.D.S. #1                                   0                0.41360519                0.13541844                         0
332249 LEICHLITER UNIT #1A                         0                         0                   0.21625                         0
332250 LEICHLITER #2                               0                         0                   0.21625                         0
332251 CHRISTOPHER WELL #1                         0                         0                   0.21625                         0
332253 BUTERBAUGH #2                               0                         0                   0.21625                         0
332254 POLLICK WELL #1                             0                         0                   0.21625                         0
332255 RALPH/USX #1                                0                         0                   0.21625                         0
332256 YEVCHAK #1                                  0                         0                   0.21625                         0
332257 CHERNISKY #2                                0                         0                   0.21625                         0
332258 LINDSEY UNIT #1                             0                         0                   0.21625                         0
332259 KUTEK WELL #1                               0                         0                   0.21625                         0
332261 KOVACH WELL #1, K.                          0                0.50037741                0.09115565                         0
332262 EDENBORN / USX # 1                          0                         0                   0.21625                         0
332263 CROUSHORE WELL #1                           0                         0                   0.21625                         0
332264 TIPPET UNIT #1                              0                         0                   0.21625                         0
332265 WINTER,J. UT # 1                            0                         0                   0.21625                         0
332266 SCHROTH HEIRS #2                            0                         0                   0.21625                         0
332267 BOWERS/HOGSETT #2                           0                         0                   0.21625                         0
332268 SKILES #1A                                  0                         0                   0.21625                         0
332269 RIFFLE #1                                   0                         0                   0.21625                         0
332270 CERULLO #1                                  0                         0                   0.21625                         0
332271 HOWE #1                                     0                         0                   0.21625                         0
332272 SKOVRAN #1                                  0                         0                   0.21625                         0
332273 BUTERBAUGH #3                               0                         0                   0.21625                         0
332274 PIKE WELL #1, K.                            0                         0                   0.21625                         0
332275 JARINA #1                                   0                         0                   0.21625                         0


                                                                          56

(RESTUBBED TABLE)

312147 PA L MILLER #1 (VISTA)                    0.00416875                 0                  0.01 VIKING RESOURCES CORPORATION
312149 MCQUISTON,E. #1C (VISTA)                  0.00416875                 0                  0.01 VIKING RESOURCES CORPORATION
312150 JONES #1, B.(VISTA)                       0.00416875                 0                  0.01 VIKING RESOURCES CORPORATION
312151 P. SPRINKLE #1 (VISTA)                    0.00416875                 0                  0.01 VIKING RESOURCES CORPORATION
312152 AKRON TURNERS CLUB #1 (WEINSZ)            0.00208438                 0                  0.01 VIKING RESOURCES CORPORATION
312153 GROSELLE #1 (WEINSZ)                        0.004002                 0                  0.01 VIKING RESOURCES CORPORATION
312154 HAHN #1, R. (WEINSZ)                        0.004002                 0                  0.01 VIKING RESOURCES CORPORATION
312155 GROSJEAN #1 (WEINSZ)                        0.004002                 0                  0.01 VIKING RESOURCES CORPORATION
312158 MCQUISTON,L. #2C(VISTA)                   0.00208438                 0                0.0025 VIKING RESOURCES CORPORATION
312159 LOGAN BOND #9                              0.0083375                 0                  0.01 VIKING RESOURCES CORPORATION
312160 BOLAM UNIT # 1                               0.00865                 0                  0.01 VIKING RESOURCES CORPORATION
312161 PA L MILLER #2                            0.00208438                 0                0.0025 VIKING RESOURCES CORPORATION
312164 GLOWACKI 1                                   0.00865                 0                  0.01 VIKING RESOURCES CORPORATION
312165 DOUGLAS HEIRS #3                           0.0083375                 0                  0.01 VIKING RESOURCES CORPORATION
312166 DOUGLAS HEIRS #4                           0.0083375                 0                  0.01 VIKING RESOURCES CORPORATION
322119 GRUMNEY #2                                    0.2595                 0                   0.3 VIKING RESOURCES CORPORATION
322138 VENCE/HAISS #1                             0.2498781                 0                   0.3 VIKING RESOURCES CORPORATION
322141 MCGILL WELL #3A                               0.2595                 0                   0.3 VIKING RESOURCES CORPORATION
322179 HIGGINS UNIT #1                               0.2595                 0                   0.3 VIKING RESOURCES CORPORATION
322180 BOLAM UNIT #2                                 0.2595                 0                   0.3 VIKING RESOURCES CORPORATION
322181 CRAVENER #1                                0.2595039                 0                   0.3 VIKING RESOURCES CORPORATION
322182 NOSKER LUMBER #2                              0.2595                 0                   0.3 VIKING RESOURCES CORPORATION
322183 BIASTRO UNIT #1                               0.2595                 0                   0.3 VIKING RESOURCES CORPORATION
322184 CARR #1                                       0.2595                 0                   0.3 VIKING RESOURCES CORPORATION
322185 DANISZESKI UNIT #1                            0.2595                 0                   0.3 VIKING RESOURCES CORPORATION
322188 CARR #2 & 3                                   0.2595                 0                   0.3 VIKING RESOURCES CORPORATION
322191 KATZ/JOHNSON UNIT #1                        0.250125                 0                   0.3 VIKING RESOURCES CORPORATION
322192 BURNS HEIRS #1                                0.2475                 0                   0.3 VIKING RESOURCES CORPORATION
322193 BURNS HEIRS #2                                0.2475                 0                   0.3 VIKING RESOURCES CORPORATION
322194 REPIK UNIT #4                                 0.2535                 0                   0.3 VIKING RESOURCES CORPORATION
322196 DOUGLAS HEIRS #2-2                          0.250125                 0                   0.3 VIKING RESOURCES CORPORATION
322197 PONTZER #1                                    0.2595                 0                   0.3 VIKING RESOURCES CORPORATION
322198 PONTZER #2                                    0.2595                 0                   0.3 VIKING RESOURCES CORPORATION
322199 JACONSKI #1                                    0.246                 0                   0.3 VIKING RESOURCES CORPORATION
322202 ZALAC #1                                      0.2595                 0                   0.3 VIKING RESOURCES CORPORATION
322204 PINGLEY #1                                  0.250125                 0                   0.3 VIKING RESOURCES CORPORATION
322205 DISHONG #2                                 0.2501427                 0                   0.3 VIKING RESOURCES CORPORATION
322206 ZALAC #3                                      0.2595                 0                   0.3 VIKING RESOURCES CORPORATION
322208 BEAVER UNIT #1                              0.250125                 0                   0.3 VIKING RESOURCES CORPORATION
322209 ZALAC #2                                      0.2595                 0                   0.3 VIKING RESOURCES CORPORATION
322210 FURRIE UNIT #1                              0.250125                 0                   0.3 VIKING RESOURCES CORPORATION
322211 LAMBERT/USX WELL #1                           0.2595                 0                   0.3 VIKING RESOURCES CORPORATION
322213 DISHONG 1                                   0.250125                 0                   0.3 VIKING RESOURCES CORPORATION
322215 TAKACS #1                                   0.250125                 0                   0.3 VIKING RESOURCES CORPORATION
322216 DAVIES UNIT #1                              0.250125                 0                   0.3 VIKING RESOURCES CORPORATION
322217 SCHUMACHER LUMBER #1                       0.2591364                 0                   0.3 VIKING RESOURCES CORPORATION
322220 SEEMANN #2                                    0.2595                 0                   0.3 VIKING RESOURCES CORPORATION
322221 LAVERY #1                                     0.2595                 0                   0.3 VIKING RESOURCES CORPORATION
322222 PRAH #1                                       0.2595                 0                   0.3 VIKING RESOURCES CORPORATION
322228 MCHUGH UNIT #1                              0.250125                 0                   0.3 VIKING RESOURCES CORPORATION
322229 SWETZ #1                                      0.2595                 0                   0.3 VIKING RESOURCES CORPORATION
322230 RAPP #1                                       0.2595                 0                   0.3 VIKING RESOURCES CORPORATION
322232 TOMPULIS UNIT #2                              0.2595                 0                   0.3 VIKING RESOURCES CORPORATION
322233 WYCINSKY #1                                   0.2595                 0                   0.3 VIKING RESOURCES CORPORATION
322234 CHERNISKY #1                                  0.2595                 0                   0.3 VIKING RESOURCES CORPORATION
322235 COLUCCI #1                                    0.2595                 0                   0.3 VIKING RESOURCES CORPORATION
322236 BUTERBAUGH #1, M.                             0.2595                 0                   0.3 VIKING RESOURCES CORPORATION
322237 DICARLO #1                                    0.2595                 0                   0.3 VIKING RESOURCES CORPORATION
322238 F.D.S. #1                                 0.54902363                 0            0.63470941 VIKING RESOURCES CORPORATION
332249 LEICHLITER UNIT #1A                          0.21625                 0                  0.25 VIKING RESOURCES CORPORATION
332250 LEICHLITER #2                                0.21625                 0                  0.25 VIKING RESOURCES CORPORATION
332251 CHRISTOPHER WELL #1                          0.21625                 0                  0.25 VIKING RESOURCES CORPORATION
332253 BUTERBAUGH #2                                0.21625                 0                  0.25 VIKING RESOURCES CORPORATION
332254 POLLICK WELL #1                              0.21625                 0                  0.25 VIKING RESOURCES CORPORATION
332255 RALPH/USX #1                                 0.21625                 0                  0.25 VIKING RESOURCES CORPORATION
332256 YEVCHAK #1                                   0.21625                 0                  0.25 VIKING RESOURCES CORPORATION
332257 CHERNISKY #2                                 0.21625                 0                  0.25 VIKING RESOURCES CORPORATION
332258 LINDSEY UNIT #1                              0.21625                 0                  0.25 VIKING RESOURCES CORPORATION
332259 KUTEK WELL #1                                0.21625                 0                  0.25 VIKING RESOURCES CORPORATION
332261 KOVACH WELL #1, K.                        0.59153306                 0            0.68385325 VIKING RESOURCES CORPORATION
332262 EDENBORN / USX # 1                           0.21625                 0                  0.25 VIKING RESOURCES CORPORATION
332263 CROUSHORE WELL #1                            0.21625                 0                  0.25 VIKING RESOURCES CORPORATION
332264 TIPPET UNIT #1                               0.21625                 0                  0.25 VIKING RESOURCES CORPORATION
332265 WINTER,J. UT # 1                             0.21625                 0                  0.25 VIKING RESOURCES CORPORATION
332266 SCHROTH HEIRS #2                             0.21625                 0                  0.25 VIKING RESOURCES CORPORATION
332267 BOWERS/HOGSETT #2                            0.21625                 0                  0.25 VIKING RESOURCES CORPORATION
332268 SKILES #1A                                   0.21625                 0                  0.25 VIKING RESOURCES CORPORATION
332269 RIFFLE #1                                    0.21625                 0                  0.25 VIKING RESOURCES CORPORATION
332270 CERULLO #1                                   0.21625                 0                  0.25 VIKING RESOURCES CORPORATION
332271 HOWE #1                                      0.21625                 0                  0.25 VIKING RESOURCES CORPORATION
332272 SKOVRAN #1                                   0.21625                 0                  0.25 VIKING RESOURCES CORPORATION
332273 BUTERBAUGH #3                                0.21625                 0                  0.25 VIKING RESOURCES CORPORATION
332274 PIKE WELL #1, K.                             0.21625                 0                  0.25 VIKING RESOURCES CORPORATION
332275 JARINA #1                                    0.21625                 0                  0.25 VIKING RESOURCES CORPORATION

(RESTUBBED TABLE)

312147 PA L MILLER #1 (VISTA)                   1996 VIKING RESOURCES LTD.P       0.41687517                 1 PA           MERCER
312149 MCQUISTON,E. #1C (VISTA)                 1996 VIKING RESOURCES LTD.P       0.41687511                 1 PA           MERCER
312150 JONES #1, B.(VISTA)                      1996 VIKING RESOURCES LTD.P       0.41687511                 1 PA           MERCER
312151 P. SPRINKLE #1 (VISTA)                   1996 VIKING RESOURCES LTD.P       0.41687511                 1 PA           MERCER
312152 AKRON TURNERS CLUB #1 (WEINSZ)           1996 VIKING RESOURCES LTD.P        0.2084375              0.25 OH           SUMMIT
312153 GROSELLE #1 (WEINSZ)                     1996 VIKING RESOURCES LTD.P       0.40019999              0.48 OH           PORTAG
312154 HAHN #1, R. (WEINSZ)                     1996 VIKING RESOURCES LTD.P       0.40019999              0.48 OH           WAYNE
312155 GROSJEAN #1 (WEINSZ)                     1996 VIKING RESOURCES LTD.P       0.40019999              0.48 OH           WAYNE
312158 MCQUISTON,L. #2C(VISTA)                  1996 VIKING RESOURCES LTD.P         0.208438              0.25 PA           MERCER
312159 LOGAN BOND #9                            1996 VIKING RESOURCES LTD.P          0.83375                 1 PA           CLEARF
312160 BOLAM UNIT # 1                           1996 VIKING RESOURCES LTD.P            0.865                 1 PA           ELK
312161 PA L MILLER #2                           1996 VIKING RESOURCES LTD.P         0.208438              0.25 PA           MERCER
312164 GLOWACKI 1                               1996 VIKING RESOURCES LTD.P            0.865                 1 PA           CLEARF
312165 DOUGLAS HEIRS #3                         1996 VIKING RESOURCES LTD.P       0.83375001                 1 PA           INDIAN
312166 DOUGLAS HEIRS #4                         1996 VIKING RESOURCES LTD.P       0.83375001                 1 PA           INDIAN
322119 GRUMNEY #2                               1997 VIKING RESOURCES LTD.P            0.865                 1 OH           MAHONI
322138 VENCE/HAISS #1                           1997 VIKING RESOURCES LTD.P         0.832927                 1 OH           PORTAG
322141 MCGILL WELL #3A                          1997 VIKING RESOURCES LTD.P            0.865                 1 PA           FAYETT
322179 HIGGINS UNIT #1                          1997 VIKING RESOURCES LTD.P            0.865                 1 OH           MAHONI
322180 BOLAM UNIT #2                            1997 VIKING RESOURCES LTD.P            0.865                 1 PA           ELK
322181 CRAVENER #1                              1997 VIKING RESOURCES LTD.P         0.865013                 1 PA           ELK
322182 NOSKER LUMBER #2                         1997 VIKING RESOURCES LTD.P            0.865                 1 PA           ELK
322183 BIASTRO UNIT #1                          1997 VIKING RESOURCES LTD.P            0.865                 1 OH           MAHONI
322184 CARR #1                                  1997 VIKING RESOURCES LTD.P            0.865                 1 OH           MAHONI
322185 DANISZESKI UNIT #1                       1997 VIKING RESOURCES LTD.P            0.865                 1 OH           MAHONI
322188 CARR #2 & 3                              1997 VIKING RESOURCES LTD.P            0.865                 1 OH           MAHONI
322191 KATZ/JOHNSON UNIT #1                     1997 VIKING RESOURCES LTD.P          0.83375                 1 OH           TRUMBU
322192 BURNS HEIRS #1                           1997 VIKING RESOURCES LTD.P            0.825                 1 PA           INDIAN
322193 BURNS HEIRS #2                           1997 VIKING RESOURCES LTD.P            0.825                 1 PA           INDIAN
322194 REPIK UNIT #4                            1997 VIKING RESOURCES LTD.P            0.845                 1 PA           INDIAN
322196 DOUGLAS HEIRS #2-2                       1997 VIKING RESOURCES LTD.P          0.83375                 1 PA           INDIAN
322197 PONTZER #1                               1997 VIKING RESOURCES LTD.P            0.865                 1 PA           ELK
322198 PONTZER #2                               1997 VIKING RESOURCES LTD.P            0.865                 1 PA           ELK
322199 JACONSKI #1                              1997 VIKING RESOURCES LTD.P             0.82                 1 PA           ELK
322202 ZALAC #1                                 1997 VIKING RESOURCES LTD.P            0.865                 1 PA           FAYETT
322204 PINGLEY #1                               1997 VIKING RESOURCES LTD.P          0.83375                 1 OH           MAHONI
322205 DISHONG #2                               1997 VIKING RESOURCES LTD.P         0.833809                 1 PA           INDIAN
322206 ZALAC #3                                 1997 VIKING RESOURCES LTD.P            0.865                 1 PA           FAYETT
322208 BEAVER UNIT #1                           1997 VIKING RESOURCES LTD.P          0.83375                 1 OH           TRUMBU
322209 ZALAC #2                                 1997 VIKING RESOURCES LTD.P            0.865                 1 PA           FAYETT
322210 FURRIE UNIT #1                           1997 VIKING RESOURCES LTD.P          0.83375                 1 OH           TRUMBU
322211 LAMBERT/USX WELL #1                      1997 VIKING RESOURCES LTD.P            0.865                 1 PA           FAYETT
322213 DISHONG 1                                1997 VIKING RESOURCES LTD.P          0.83375                 1 PA           INDIAN
322215 TAKACS #1                                1997 VIKING RESOURCES LTD.P          0.83375                 1 OH           GEAUGA
322216 DAVIES UNIT #1                           1997 VIKING RESOURCES LTD.P          0.83375                 1 OH           GEAUGA
322217 SCHUMACHER LUMBER #1                     1997 VIKING RESOURCES LTD.P         0.863788                 1 OH           STARK
322220 SEEMANN #2                               1997 VIKING RESOURCES LTD.P            0.865                 1 OH           STARK
322221 LAVERY #1                                1997 VIKING RESOURCES LTD.P            0.865                 1 PA           FAYETT
322222 PRAH #1                                  1997 VIKING RESOURCES LTD.P            0.865                 1 PA           FAYETT
322228 MCHUGH UNIT #1                           1997 VIKING RESOURCES LTD.P          0.83375                 1 OH           MAHONI
322229 SWETZ #1                                 1997 VIKING RESOURCES LTD.P            0.865                 1 PA           FAYETT
322230 RAPP #1                                  1997 VIKING RESOURCES LTD.P            0.865                 1 OH           MAHONI
322232 TOMPULIS UNIT #2                         1997 VIKING RESOURCES LTD.P            0.865                 1 OH           STARK
322233 WYCINSKY #1                              1997 VIKING RESOURCES LTD.P            0.865                 1 PA           FAYETT
322234 CHERNISKY #1                             1997 VIKING RESOURCES LTD.P            0.865                 1 PA           INDIAN
322235 COLUCCI #1                               1997 VIKING RESOURCES LTD.P            0.865                 1 PA           FAYETT
322236 BUTERBAUGH #1, M.                        1997 VIKING RESOURCES LTD.P            0.865                 1 PA           INDIAN
322237 DICARLO #1                               1997 VIKING RESOURCES LTD.P            0.865                 1 PA           FAYETT
322238 F.D.S. #1                                1997 VIKING RESOURCES LTD.P       0.45139481         0.5218437 PA           FAYETT
332249 LEICHLITER UNIT #1A                      1998 VIKING RESOURCES LTD.P            0.865                 1 PA           FAYETT
332250 LEICHLITER #2                            1998 VIKING RESOURCES LTD.P            0.865                 1 PA           FAYETT
332251 CHRISTOPHER WELL #1                      1998 VIKING RESOURCES LTD.P            0.865                 1 PA           FAYETT
332253 BUTERBAUGH #2                            1998 VIKING RESOURCES LTD.P            0.865                 1 PA           INDIAN
332254 POLLICK WELL #1                          1998 VIKING RESOURCES LTD.P            0.865                 1 PA           FAYETT
332255 RALPH/USX #1                             1998 VIKING RESOURCES LTD.P            0.865                 1 PA           FAYETT
332256 YEVCHAK #1                               1998 VIKING RESOURCES LTD.P            0.865                 1 PA           INDIAN
332257 CHERNISKY #2                             1998 VIKING RESOURCES LTD.P            0.865                 1 PA           INDIAN
332258 LINDSEY UNIT #1                          1998 VIKING RESOURCES LTD.P            0.865                 1 PA           FAYETT
332259 KUTEK WELL #1                            1998 VIKING RESOURCES LTD.P            0.865                 1 PA           FAYETT
332261 KOVACH WELL #1, K.                       1998 VIKING RESOURCES LTD.P       0.36462259          0.421529 PA           FAYETT
332262 EDENBORN / USX # 1                       1998 VIKING RESOURCES LTD.P            0.865                 1 PA           FAYETT
332263 CROUSHORE WELL #1                        1998 VIKING RESOURCES LTD.P            0.865                 1 PA           FAYETT
332264 TIPPET UNIT #1                           1998 VIKING RESOURCES LTD.P            0.865                 1 PA           FAYETT
332265 WINTER,J. UT # 1                         1998 VIKING RESOURCES LTD.P            0.865                 1 PA           FAYETT
332266 SCHROTH HEIRS #2                         1998 VIKING RESOURCES LTD.P            0.865                 1 PA           INDIAN
332267 BOWERS/HOGSETT #2                        1998 VIKING RESOURCES LTD.P            0.865                 1 PA           FAYETT
332268 SKILES #1A                               1998 VIKING RESOURCES LTD.P            0.865                 1 PA           FAYETT
332269 RIFFLE #1                                1998 VIKING RESOURCES LTD.P            0.865                 1 PA           FAYETT
332270 CERULLO #1                               1998 VIKING RESOURCES LTD.P            0.865                 1 PA           FAYETT
332271 HOWE #1                                  1998 VIKING RESOURCES LTD.P            0.865                 1 PA           FAYETT
332272 SKOVRAN #1                               1998 VIKING RESOURCES LTD.P            0.865                 1 PA           FAYETT
332273 BUTERBAUGH #3                            1998 VIKING RESOURCES LTD.P            0.865                 1 PA           INDIAN
332274 PIKE WELL #1, K.                         1998 VIKING RESOURCES LTD.P            0.865                 1 PA           FAYETT
332275 JARINA #1                                1998 VIKING RESOURCES LTD.P            0.865                 1 PA           FAYETT


332276 SCHROTH HEIRS #1                             0                         0                   0.21625                         0
332277 HECK UNIT WELL #1                            0                         0                   0.21625                         0
332278 LEICHLITER #3                                0                         0                   0.21625                         0
332279 KOVACH #3, K.                                0                0.50037741                0.09115565                         0
332281 FILBERT/USX #1                               0                         0                   0.21625                         0
332282 CRAIG #1                                     0                         0                   0.21625                         0
332284 EAST HUNTINGDON CORP # 1                     0                         0                   0.21625                         0

(RESTUBBED TABLE)

332276 SCHROTH HEIRS #1                         0.21625                    0                   0.25 VIKING RESOURCES CORPORATION
332277 HECK UNIT WELL #1                        0.21625                    0                   0.25 VIKING RESOURCES CORPORATION
332278 LEICHLITER #3                            0.21625                    0                   0.25 VIKING RESOURCES CORPORATION
332279 KOVACH #3, K.                         0.59153306                    0             0.68385325 VIKING RESOURCES CORPORATION
332281 FILBERT/USX #1                           0.21625                    0                   0.25 VIKING RESOURCES CORPORATION
332282 CRAIG #1                                 0.21625                    0                   0.25 VIKING RESOURCES CORPORATION
332284 EAST HUNTINGDON CORP # 1                 0.21625                    0                   0.25 VIKING RESOURCES CORPORATION







(RESTUBBED TABLE)

332276 SCHROTH HEIRS #1                   1998 VIKING RESOURCES LTD.P             0.865                  1 PA           INDIAN
332277 HECK UNIT WELL #1                  1998 VIKING RESOURCES LTD.P             0.865                  1 OH           MAHONI
332278 LEICHLITER #3                      1998 VIKING RESOURCES LTD.P             0.865                  1 PA           FAYETT
332279 KOVACH #3, K.                      1998 VIKING RESOURCES LTD.P        0.36462259           0.421529 PA           FAYETT
332281 FILBERT/USX #1                     1998 VIKING RESOURCES LTD.P             0.865                  1 PA           FAYETT
332282 CRAIG #1                           1998 VIKING RESOURCES LTD.P             0.865                  1 PA           FAYETT
332284 EAST HUNTINGDON CORP # 1           1998 VIKING RESOURCES LTD.P             0.865                  1 PA           FAYETT




                                                                           57




                                 Schedule 7.14

           Progam #                                   Program Name    Well Count          GP%          LP%
-----------------------------------------------------------------------------------------------------------
                25                        1991 BRYAN JOINT VENTURE             2       30.00%       70.00%
                24                  1991 VIKING RESOURCES LTD.PSHP            11       35.32%       64.68%
                26                  1992 VIKING RESOURCES LTD.PSHP             5       35.26%       64.74%
                27                         1992-2 VIKING RESOURCES             2       30.68%       69.32%
                28                  1993 VIKING RESOURCES LTD.PSHP             9       30.93%       69.07%
                29                  1994 VIKING RESOURCES LTD.PSHP            31       30.00%       70.00%
                30                  1995 VIKING RESOURCES LTD.PSHP            46       30.00%       70.00%
                31                  1996 VIKING RESOURCES LTD.PSHP            50        1.00%       99.00%
                32                  1997 VIKING RESOURCES LTD.PSHP            45       30.00%       70.00%
                33                  1998 VIKING RESOURCES LTD.PSHP            32       25.00%       75.00%
            100998                     ATLAS AMERICA PUBLIC 10 LTD           107       32.00%       68.00%
            100996                      ATLAS AMERICA PUBLIC 9 LTD            85       29.00%       71.00%
            100966                   ATLAS AMERICA SER 22-2002 LTD            50       32.46%       67.54%
            100997                     ATLAS AMERICA SERIES 20 LTD           106       27.00%       73.00%
            100961                       ATLAS AMERICA SERIES 21-A            67       33.83%       66.17%
            100962                       ATLAS AMERICA SERIES 21-B            89       34.00%       66.00%
            100989                        ATLAS ENERGY - PUBLIC #7            64       31.00%       69.00%
            100995                               ATLAS ENERGY 1999             5       25.00%       75.00%
            100010                     ATLAS ENERGY HOLDINGS, INC.             1       38.38%       61.62%
            100010                     ATLAS ENERGY HOLDINGS, INC.             1       39.54%       60.46%
            100010                     ATLAS ENERGY HOLDINGS, INC.             1       33.87%       66.13%
            100010                     ATLAS ENERGY HOLDINGS, INC.             1       31.89%       68.11%
            100010                     ATLAS ENERGY HOLDINGS, INC.             1       31.00%       69.00%
            100957                      ATLAS ENERGY NINETIES - 10            12       25.00%       75.00%
            100958                      ATLAS ENERGY NINETIES - 11            14       30.00%       70.00%
            100963                      ATLAS ENERGY NINETIES - 12            14       30.00%       70.00%
            100971                      ATLAS ENERGY NINETIES - 14            53       33.00%       67.00%
            100974                      ATLAS ENERGY NINETIES - 15            61       30.00%       70.00%
            100979                      ATLAS ENERGY NINETIES - 16            51       21.50%       78.50%
            100982                      ATLAS ENERGY NINETIES - 17            46       26.50%       73.50%
            100985                      ATLAS ENERGY NINETIES - 18            64       31.50%       68.50%
            100988                      ATLAS ENERGY NINETIES - 19            82       31.50%       68.50%
            100964                   ATLAS ENERGY NINETIES - JV 92            52       33.00%       67.00%
            100968                  ATLAS ENERGY NINETIES-1993 LTD            20       30.00%       70.00%
            100967                  ATLAS ENERGY NINETIES-PUBLIC 1            14       24.00%       76.00%
            100970                  ATLAS ENERGY NINETIES-PUBLIC 2            16       24.00%       76.00%
            100973                  ATLAS ENERGY NINETIES-PUBLIC 3            26       25.00%       75.00%
            100978                  ATLAS ENERGY NINETIES-PUBLIC 4            32       25.00%       75.00%
            100981                  ATLAS ENERGY NINETIES-PUBLIC 5            36       25.00%       75.00%
            100984                  ATLAS ENERGY NINETIES-PUBLIC 6            55       25.00%       75.00%
            100952                   ATLAS ENERGY PARTNERS LP-1986             8       16.00%       84.00%


            100953                   ATLAS ENERGY PARTNERS LP-1987             9       22.38%       77.62%
            100954                   ATLAS ENERGY PARTNERS LP-1988             9       24.36%       75.64%
            100955                   ATLAS ENERGY PARTNERS LP-1989            10       18.00%       82.00%
            100956                   ATLAS ENERGY PARTNERS LP-1990            12       25.00%       75.00%
            100960                   ATLAS ENERGY PARTNERS LP-1991            12       25.00%       75.00%
            100965                   ATLAS ENERGY PARTNERS LP-1992             7       25.00%       75.00%
            100969                   ATLAS ENERGY PARTNERS LP-1993             8       25.00%       75.00%
            100972                   ATLAS ENERGY PARTNERS LP-1994            12       25.00%       75.00%
            100977                   ATLAS ENERGY PARTNERS LP-1995             6       25.00%       75.00%
            100980                   ATLAS ENERGY PARTNERS LP-1996            13       25.00%       75.00%
            100983                   ATLAS ENERGY PARTNERS LP-1997             6       25.00%       75.00%
            100986                   ATLAS ENERGY PARTNERS LP-1998            19       25.00%       75.00%
            100994                          ATLAS ENERGY PUBLIC #8            58       29.00%       71.00%
            100951                              ATLAS LP #1 - 1985             7       16.00%       84.00%
            100071                               ATWOOD YIELD PLUS            38        1.00%       99.00%
            100072                            ATWOOD YIELD PLUS II             3        1.00%       99.00%
            100073                           ATWOOD YIELD PLUS III            26        1.00%       99.00%
            100074                            ATWOOD YIELD PLUS IV            32        1.00%       99.00%
            100075                             ATWOOD YIELD PLUS V             9        1.00%       99.00%
            100076                     BRIGHTON INCOME PARTNERSHIP            25       50.00%       50.00%
            100077                     BRIGHTON/LEVENGOOD DRILLING             7       10.00%       90.00%
            100078                  BUCKEYE 1991 INCOME PROGRAM LP            19        1.00%       99.00%
            100039                        CHAUTAUQUA JOINT VENTURE            12        0.00%        0.00%
            100856                      CLINCHER ENERGY ASSOC 1986             4        2.00%       98.00%
            100040                  CMSV/RAI 1989 DRILLING PROGRAM            15       19.98%       80.02%
            100043                  CMSV/RAI 1990 NATURAL GAS DEVL            10       19.98%       80.02%
            100058                               DALTON ASSOCIATES             1       28.00%       72.00%
            100079                    DOVER-ATWOOD 1993 DRLNG PROG            88        0.00%      100.00%
            100080                               DOVER-ATWOOD 1994            66        0.00%      100.00%
            100081                          EAST OHIO GAS DRILLING             2        1.00%       99.00%
            100987                                EXPLORATION 1997             8       29.45%       70.55%
            100817                     LANGASCO INCOME PTRS 1987-1            35        0.50%       99.50%
            100818                    LANGASCO INCOME PTRS 1987-II            33        0.50%       99.50%
            100810                    LANGASCO OHIO DRLG PTRS 1985             4        1.00%       99.00%
            100814                    LANGASCO OHIO DRLG PTRS 1986             6        1.00%       99.00%
            100815                   LANGASCO ROY INCOME PTRS 1986            67        1.00%       99.00%
            100083                            LEVENGOOD INDUSTRIAL            17        1.00%       99.00%
            100044                         RA 1989 PIPELINE INCOME             4        1.00%       99.00%
            100042                  RESOURCE AMERICA 1990 PIPELINE             1        1.00%       99.00%
            100061                                ROYAL ASSOCIATES             1        7.50%       92.50%
            100813                               SCH JOINT VENTURE            15        0.00%      100.00%
            100803                   SUNRAY ENERGY ASSOCIATES 1984             6        1.00%       99.00%
            100852                       TD ENERGY ASSOCIATES 1983             3        1.43%       98.57%
            100853                       TD ENERGY ASSOCIATES 1984             4        1.00%       99.00%
            100854                       TD ENERGY ASSOCIATES 1985             4        1.00%       99.00%
            100855                   TD/TRIANGLE ENERGY ASSOCIATES             1        2.35%       97.65%
            100804                     TRIANGLE ENERGY ASSOC. 1984             6        1.00%       99.00%
            100812                     TRIANGLE ENERGY ASSOC. 1985             5        1.00%       99.00%
            100084                             TWC YIELD PLUS 1991            31        1.00%       99.00%
                22                   VIKING 1990-2 ACCREDITED ONLY             3       54.85%       45.15%
                21                                VIKING 89 CANTON             5       63.50%       36.50%
                23                         VIKING RESOURCES 1991-1             6       60.79%       39.21%
                19                        VIKING RESOURCES 1999 LP            23       25.00%       75.00%
            100062                              WOOSTER ASSOCIATES             1       24.10%       75.90%


                                 ATTACHMENT 7.15


                    (Ownership of Wholly Owned Subsidiaries)


                                                              100%                               Number of
Subsidiaries                                                  Owner *                            Authorized Shares
------------                                                  -------                            -----------------

Atlas America, Inc. (PA)                                      Atlas America, Inc. (DE)                   1000

Atlas Noble Corp.                                             Atlas America, Inc. (DE)                   1000

Resource Energy, Inc.                                         Atlas America, Inc. (DE)                    100

Viking Resources Corporation                                  Atlas America, Inc. (DE)                   1000

REI-NY, Inc.                                                  Resource Energy, Inc.                      1000

Resource Well Services, Inc.                                  Resource Energy, Inc.                       100

AIC, Inc.                                                     Atlas America, Inc. (DE)                   1000

Anthem Securities, Inc.                                       AIC, Inc.                                   500

Atlas Energy Corporation                                      AIC, Inc.                                   500

Pennsylvania Industrial Energy, Inc.                          AIC, Inc.                                   500

Atlas Information Management, L.L.C.                          AIC, Inc. (50%)                             N/A


                                                              100%                               Number of
Subsidiaries                                                  Owner *                            Authorized Shares
------------                                                  -------                            -----------------
Atlas Energy Group, Inc.                                      AIC, Inc.                             2,000,000

AED Investments, Inc                                          Atlas Energy Group, Inc.                   1000

Atlas Resources, Inc.                                         AIC, Inc.                                   500

ARD Investments, Inc.                                         Atlas Resources, Inc.                      1000

Atlas Pipeline Partners GP, LLC                               ARI (5.96%) Atlas Resources, Inc.
                                                              REI-NY (6.63%) REI-NY, Inc.
                                                              AIC (33.40%) AIC, Inc.
                                                              AEG (10.21%) Atlas Energy Group, Inc.
                                                              REI (20.24%) Resource Energy, Inc.
                                                              Viking (23.56%) Viking Resources Corporation

Atlas Pipeline Partners L.P.                                  Atlas Pipeline Partners G.P. LLC
                                                              (49.7964% LP interest,  1.0101% units GP interest)

Atlas Pipeline Operating Partnership, L.P.                    Atlas Pipeline Partners GP, LLC    (100% GP interest)

RFI Holding Company, Inc.                                     Viking Resources Corporation

Viking Investments, Inc.                                      Viking Resources Corporation

Optiron Corporation                                           AIC, Inc. (50%)                       3,000,000


* Unless otherwise states.

                                 Schedule 7.20

Coverage Type                 Policy Number          Insurance Carrier
-------------                 -------------          -----------------


Worker's Compensation         1063995-3              NY State Insurance Fund


Disability Insurance          DBL165283-4            NY State Insurance Fund


Worker's Compensation         03-7164-1974           Federal Insurance Co.






Commercial Automobile         73200463               Federal Insurance Co.


                                [TABLE RUNOVER]


                                 Coverage Description        Limit             Deductible           Exp. Date
                                 --------------------        -----             ----------           ---------


                                            Statutory          NY                                   9/18/2002
                                 Employer's Liability      Unlimited

                                  Disability Benefits    NY - Statutory                              7/1/2003


                                            Statutory          NY                                    2/6/2003
                                 Employer's Liability
                            Bodily Injury by Accident
                                        each accident       $500,000
                                         policy limit       $500,000
                             Bodily Injury by Disease       $500,000

                   Automobile Policy - Composite rate                                                2/1/2003

             Bodily Injury & Property Damage combined
                            single limit of liability      $1,000,000

                          Hired & Non-Owned Liability      $1,000,000

                                  Uninsured Motorists
                                                   OH       $25,000
                                       PA, NY, NJ, ME      $1,000,000
                  Applies only to employees driving a
                     company owned vehicle within the
                           scope of their employment.

                              Under Insured Motorists
                                                   OH       $25,000
                                       PA, NY, NJ, ME      $1,000,000

Coverage Type                 Policy Number          Insurance Carrier
-------------                 -------------          -----------------
Commercial Automobile         73200463               Federal Insurance Co.
















Commercial Package            3710-6326              Federal Insurance Co.


                                [TABLE RUNOVER]


                               Coverage Description        Limit             Deductible           Exp. Date
                               --------------------        -----             ----------           ---------


                            NJ First Party Benefits       $250,000
                PA Combination First Party Benefits       $277,500
                  PA Extraordinary Medical Benefits       $500,000            $100,000
                            NY First Party Benefits       $50,000
                                OH Medical Payments       $10,000
                                    Physical Damage
                      Valuation:  Actual Cash Value
                               Comprehensive Perils                            $1,000
                                          Collision                            $1,000
                                     Towing & Labor
                   Hired Automobile Physical Damage       $35,000
                               Comprehensive Perils                            $1,000
                                          Collision                            $1,000

                           Drive Other Car Coverage
                             Daniel & Suzanne Cohen

                        Commercial Property Section                                                2/1/2003

            Chubb Broad Form (equivalent to Special
                                Cause of Loss form)
                       Valuation:  Replacement Cost
                                      Agreed Amount
                                 Coinsurance - None
          Blanket Building, Contents & Improvements      $5,386,000            $1,000
                                      & Betterments

                              Blanket Extra Expense       $325,000              None

                                Additional Coverage
                                    Valuable Papers
                           Limit varies by location   $25,000-$100,000

         Pollutant Clean-up at a scheduled location
                     due to a covered cause of loss       $15,000               None



Coverage Type                 Policy Number          Insurance Carrier
-------------                 -------------          -----------------
Commercial Package            37106326               Federal Insurance Co.
 (continued)





                                [TABLE RUNOVER]

                                    Coverage Description        Limit             Deductible           Exp. Date
                                    --------------------        -----             ----------           ---------


                    Commercial General Liability Section                                                2/1/2003
                Bodily Injury & Property Damage combined                            $1,000
                               single limit of liability                           Property
                                                                                    Damage
                                                                                  Deductible

                                          Per Occurrence      $1,000,000
                                       General Aggregate      $2,000,000
                 Products/Completed Operations Aggregate      $2,000,000
                             Personal/Advertising Injury      $1,000,000
                                    Fire Legal Liability       $250,000
                                         Medical Expense
                    Stop Gap Employer's Liability - Ohio       $500,000             $1,000
                             Employee Benefits Liability      $1,000,000            $1,000
                                             Claims Made
                       Underground Resources & Equipment
                                               Aggregate      $1,000,000

                 Premises/Operations; Products/Completed
                                         Operations; XCU

                               Equipment Floater Section
                                     Scheduled Equipment      $5,268,575
            All Risk, including breakdown for compressor
                                                engines.
                                       Coinsurance:  80%
                                       Actual Cash Value
                              Mobile Equipment of Others       $100,000
                                           Extra Expense        $25,000
                             Employees' Tools & Clothing        $10,000
                                 Schedule of Deductibles
                      Equipment valued $200,000 and over        $25,000
                    Equipment valued $100,000 - $200,000        $15,000
               Equipment valued over $60,000 to $100,000        $10,000
                          Equipment valued under $60,000        $2,500




Coverage Type                 Policy Number          Insurance Carrier
-------------                 -------------          -----------------

Commercial Package            37106326               Federal Insurance Co.
 (continued)







Pollution Liability           37250307               Federal Insurance Co.







Commercial Umbrella           7972-09-63             Federal Insurance Co.








Commercial Excess             X2193A1A01             Associated Electric & Gas
Liability                                              (Aegis)


Commercial Excess             GU2856886              Gulf Underwriters
Liability                                              Insurance Co.


                                 [TABLE RUNOVER]


                                 Coverage Description        Limit             Deductible           Exp. Date
                                 --------------------        -----             ----------           ---------

                 Mobile Equipment Section (continued)
                  Schedule of Deductibles (continued)
           Radio Stations, 2-ways, Tower, Mast, tools        $1,000
                                        Extra Expense        $5,000
                        Oil & Gas Lease Property Form       $174,000              1,000
                         Scheduled Disposal Wells (2)
                           Replacement Cost Valuation


           Bodily Injury and Property Damage combined
                  single limit per pollution incident      $1,000,000            $10,000
                                     Policy Aggregate      $1,000,000

                                            Sub limit
                           On-site pollution clean-up
                               Per pollution incident       $100,000             $10,000

                         Underlying policies include:                                                2/1/2003
              Employers Liability; General Liability;
            Automobile Liability; Pollution Liability
           Following form on excess liability section
                                       Per Occurrence     $10,000,000           $10,000*
                                     Policy Aggregate     $10,000,000

                              *Self-Insured Retention

                                    Underlying policy     $35,000,000           Excess of           10/1/2002
                Federal Insurance Co. Umbrella Policy                          $11,000,000
               Excess Liability only - following form

                                    Underlying policy                                                2/1/2003
                        Aegis Excess Liability policy
               Excess Liability only - following form      5,000,000            Excess of
                                                                               $46,000,000


Coverage Type                 Policy Number          Insurance Carrier
-------------                 -------------          -----------------
Electronic Data               CSI8698771             Hartford Steam Boiler
Processing                                             Inspection & Insurance Co







Commercial Crime              4686725                National Union Fire
                                                       Insurance Co.

1st Layer Directors &         1313753                Admiral Insurance Co.
  Officers Liability







2nd Layer Directors &         R2HS610936             Royal Indemnity
  Officers Liability

3rd Layer Directors &         ELU8249701             Indian Harbor Insurance Co.
  Officers Liability


4th Layer Directors &         DFX0009519-02          Great American Insurance
  Officers Liability                                   Co.


5th Layer Directors &         001LB103610255B        The Travelers Insurance Co.
  Officers Liability



                                [TABLE RUNOVER]


                               Coverage Description        Limit             Deductible           Exp. Date
                               --------------------        -----             ----------           ---------

                Data Processing Equipment and Extra       $849,000             $1,000             1/30/2003
                             Expense combined limit
                                       Data & Media       $160,000
                                     Computer Virus       $100,000
                                     Debris Removal       $250,000
                                    Business Income       $10,000
                                            Transit       $25,000
                               Earthquake sub limit        $5,000

                            Dishonesty by employees      $1,000,000            $2,500             6/16/2003
                        Including ERISA Endorsement

                                 Limit of Liability      $3,000,000           $100,000*            6/2/2003
                           *Corporate Reimbursement
            Retro-Active Date:  5/2/96 - $1,000,000
     Retro-Active Date:  1/22/98 - $2 mil xs $1 mil
                               SEC Claims Retention                           $200,000
                          Retroactive Date:  5/2/97
                 Wrongful Employment Acts Retention                           $100,000
                             No coverage for entity
                          Retroactive Date:  5/2/97
                                 Limit of Liability      $2,000,000           Excess of            6/2/2003
             Following Form - Admiral Insurance Co.                            Admiral

                                 Limit of Liability      $5,000,000           Excess of            6/2/2003
             Following Form - Admiral Insurance Co.                        Royal Indemnity
                          Retroactive Date:  5/2/98

                                 Limit of Liability      $5,000,000           Excess of            6/2/2003
             Following Form - Admiral Insurance Co.                         Indian Harbor
                          Retroactive Date:  5/2/99

                                 Limit of Liability      $5,000,000           Excess of            6/2/2002
             Following Form - Admiral Insurance Co.                        Great American
                          Retroactive Date:  5/2/99

                                  SCHEDULE 7.21

                               Hedging Agreements

                                     Omitted

                                  SCHEDULE 7.23

                               Material Agreements

         1. Existing Resource America, Inc. 12% Senior Notes due 2004 from July 22, 1997 and the Indenture between Resource America, Inc. and The Bank of New York, Trustee, related thereto.

         2. Agreement and Plan of Merger dated as of July 13, 1998, by and among Resource America, Inc., Atlas America, Inc. (PA) and The Atlas Group, Inc. (This is the transaction whereby RAI acquired the Atlas entities)

         3. Preliminary Offering Memorandum for $150,000,000 of Resource America, Inc.'s __% Senior Notes due 2012. (June 24, 2002 draft)

         4. Atlas Pipeline Partners, L.P. Public Offering of 1,500,000 Shares of Common Units and the following documents related thereto:

                           (a) Contribution Agreement dated February 2, 2000 by and among Resource Energy, Inc., Atlas Pipeline Partners GP, LLC, Atlas Pipeline Partners, L.P. and Atlas Pipeline Operating Partnership, L.P.

                           (b) Distribution Support Agreement dated February 2, 2000 between Atlas Pipeline Partners, L.P., Atlas Pipeline Partners, G.P. and Viking Resources Corporation.

                           (c) Omnibus Agreement dated February 2, 2000 among Atlas America, Inc., Resource Energy, Inc. and Viking Resources Corporation and Atlas Pipeline Operating Partnership, LP and Atlas Pipeline Partners, L.P.

                           (d) Master Natural Gas Gathering Agreement dated February 2, 2000 among Atlas Pipeline Partners, L.P. and Atlas Pipeline Operating Partnership, L.P., Atlas America, Inc., Resource Energy, Inc. and Viking Resources Corporation.

         5. Gas Purchase Agreement dated as of May 31, 1999 by and between Northeast Ohio Gas Marketing, Inc., Atlas Energy Group, Inc., Atlas Resources, Inc. and Resource Energy, Inc.

                                  SCHEDULE 7.24

              Gas Imbalancing Status for Obligors and Subsidiaries

         Attachments 7.24(a) and 7.24(b) are recent statements from Norse Pipeline, LLC that detail the cumulative imbalances of Atlas America. As of May 31, 2002, the cumulative imbalance was positive 800Dth.

         The Obligors are not parties to any other active transportation agreements that would involve a gas imbalance.

                                 Schedule 9.01

                Company                                        Type of Debt 2003 Payments
                                                                         Due
       VRC,REI and Subs      2 office leases & various equipment leases               126,773
                  Atlas  50 auto, 4 office and various equipment leases               345,117
        Atlas (Optiron)                                    Office Lease               277,128
Atlas                   PNC Cash Collateralized Letters of Credit        aggregate
                                                                         $300,000

